As filed with the Securities and Exchange Commission on August 14, 2026

1933 Act Registration No. 333-263619

1940 Act Registration No. 811-23785

United States

Securities and Exchange Commission

Washington, D.C. 20549

Form N-1A

Registration Statement Under the Securities Act of 1933	☐

Pre-Effective Amendment No.	☐

Post-Effective Amendment No. 1008	☒

and

Registration Statement Under the Investment Company Act of 1940	☐

Amendment No. 1010	☒

Volatility Shares Trust

(Exact name of registrant as specified in charter)

2000 PGA Blvd

Suite 4440

Palm Beach Gardens, Florida 33408

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (866) 261-0273

Corporation Service Company

251 Little Falls Drive

Wilmington, New Castle County, Delaware 19808

(Name and Address of Agent for Service)

Copy to:

Morrison C. Warren, Esq.
Chapman and Cutler LLP
320 South Canal Street
Chicago, Illinois 60606
(312) 845-3484

It is proposed that this filing will become effective (check appropriate box):

☐	Immediately upon filing pursuant to paragraph (b) of Rule 485.
☐	On (date) pursuant to paragraph (b) of Rule 485.
☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485.
☐	On (date) pursuant to paragraph (a) of Rule 485.
☒	75 days after filing pursuant to paragraph (a)(2) of Rule 485.
☐	On (date) pursuant to paragraph (a) of Rule 485.

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Contents of Post-Effective Amendment No. 1008

This Registration Statement comprises the following papers and contents:

The Facing Sheet

Part A – Prospectus for Anaheim Ducks® ETF, Boston Bruins® ETF, Buffalo Sabres® ETF, Calgary Flames® ETF, Carolina Hurricanes® ETF, Chicago Blackhawks® ETF, Colorado Avalanche® ETF, Columbus Blue Jackets® ETF, Dallas Stars® ETF, Detroit Red Wings® ETF, Edmonton Oilers® ETF, Florida Panthers® ETF, Los Angeles Kings® ETF, Minnesota Wild® ETF, Montreal Canadiens® ETF, Nashville Predators® ETF, New Jersey Devils® ETF, New York Islanders® ETF, New York Rangers® ETF, Ottawa Senators® ETF, Philadelphia Flyers® ETF, Pittsburgh Penguins® ETF, San Jose Sharks® ETF, Seattle Kraken® ETF, St. Louis Blues® ETF, Tampa Bay Lightning® ETF, Toronto Maple Leafs® ETF, Utah Mammoth® ETF, Vancouver Canucks® ETF, Vegas Golden Knights® ETF, Washington Capitals® ETF, and Winnipeg Jets® ETF (each, a “Fund” and collectively, the “Funds”)

Part B – Statement of Additional Information for Anaheim Ducks® ETF, Boston Bruins® ETF, Buffalo Sabres® ETF, Calgary Flames® ETF, Carolina Hurricanes® ETF, Chicago Blackhawks® ETF, Colorado Avalanche® ETF, Columbus Blue Jackets® ETF, Dallas Stars® ETF, Detroit Red Wings® ETF, Edmonton Oilers® ETF, Florida Panthers® ETF, Los Angeles Kings® ETF, Minnesota Wild® ETF, Montreal Canadiens® ETF, Nashville Predators® ETF, New Jersey Devils® ETF, New York Islanders® ETF, New York Rangers® ETF, Ottawa Senators® ETF, Philadelphia Flyers® ETF, Pittsburgh Penguins® ETF, San Jose Sharks® ETF, Seattle Kraken® ETF, St. Louis Blues® ETF, Tampa Bay Lightning® ETF, Toronto Maple Leafs® ETF, Utah Mammoth® ETF, Vancouver Canucks® ETF, Vegas Golden Knights® ETF, Washington Capitals® ETF, and Winnipeg Jets® ETF

Part C – Other Information

Signatures

The information in this Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer of sale is not permitted.

Subject to Completion
Dated August 14, 2026

PROSPECTUS

Anaheim Ducks® ETF (Ticker: [__])	New Jersey Devils® ETF (Ticker: [__])
Boston Bruins® ETF (Ticker: [__])	New York Islanders® ETF (Ticker: [__])
Buffalo Sabres® ETF (Ticker: [__])	New York Rangers® ETF (Ticker: [__])
Calgary Flames® ETF (Ticker: [__])	Ottawa Senators® ETF (Ticker: [__])
Carolina Hurricanes® ETF (Ticker: [__])	Philadelphia Flyers® ETF (Ticker: [__])
Chicago Blackhawks® ETF (Ticker: [__])	Pittsburgh Penguins® ETF (Ticker: [__])
Colorado Avalanche® ETF (Ticker: [__])	San Jose Sharks® ETF (Ticker: [__])
Columbus Blue Jackets® ETF (Ticker: [__])	Seattle Kraken® ETF (Ticker: [__])
Dallas Stars® ETF (Ticker: [__])	St. Louis Blues® ETF (Ticker: [__])
Detroit Red Wings® ETF (Ticker: [__])	Tampa Bay Lightning® ETF (Ticker: [__])
Edmonton Oilers® ETF (Ticker: [__])	Toronto Maple Leafs® ETF (Ticker: [__])
Florida Panthers® ETF (Ticker: [__])	Utah Mammoth® ETF (Ticker: [__])
Los Angeles Kings® ETF (Ticker: [__])	Vancouver Canucks® ETF (Ticker: [__])
Minnesota Wild® ETF (Ticker: [__])	Vegas Golden Knights® ETF (Ticker: [__])
Montreal Canadiens® ETF (Ticker: [__])	Washington Capitals® ETF (Ticker: [__])
Nashville Predators® ETF (Ticker: [__])	Winnipeg Jets® ETF (Ticker: [__])

[___], 2026

Each of the Funds set forth above (each, a “Fund,” and together, the “Funds”) is a series of Volatility Shares Trust (the “Trust”) and an exchange-traded fund (“ETF”). Each Fund intends to list and principally trade its shares on the [____] (“[___]” or an “Exchange”).

Neither the U.S. Securities and Exchange Commission (the “SEC”) nor the Commodity Futures Trading Commission (the “CFTC”) has approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

i

Summary Information

Anaheim Ducks ETF

Investment Objective

The Anaheim Ducks ETF (the “Fund” or “[__]”) seeks to provide investment results, before fees and expenses, that correspond to the performance of futures contracts on the CME FSPI NHL Anaheim Ducks Index.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell Shares. Investors may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example set forth below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	[___]	%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses(1)	0.00%
Total Annual Fund Operating Expenses	[___]	%
(1)	“Other Expenses” are estimates based on the expenses the Fund expects to incur for the current fiscal year.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels. This example does not include the brokerage commissions that investors may pay to buy and sell Shares.

Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years
$[__]	$[___]

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. Because the Fund is new, portfolio turnover information is unavailable at this time.

Principal Investment Strategies

The Fund is an exchange-traded fund (“ETF”) that seeks to achieve its investment objective primarily through investments in futures contracts on the CME FSPI NHL Anaheim Ducks Index, which is a non-investable index (the “Ducks Index”). The Ducks Index is designed to systemically measure the cumulative team performance of the Anaheim Ducks only during games played over the regular and post-season. The Ducks Index is a transparent, rules-based system using official league statistics, where positive actions add points and negative actions subtract points. The Ducks Index is based on fifty-five statistical measures of performance and results of team games (wins, losses and ties) that results in continuous, live statistical values that underpin the value of the Ducks Index which is calculated into a trackable and tradable number. The Ducks Index is based solely on these statistical factors, and the performance of other professional hockey teams in the National Hockey League® (the “NHL”), or events outside of on-ice performance by the Anaheim Ducks, will not impact the value of the Ducks Index.

The Ducks Index has an initial standardized base value of 7,500 before the season and moves up or down based on officially reported statistics from each game, including real-time movement during regular season and postseason play. At the conclusion of the postseason, the Ducks Index value resets to 7,500.

The Ducks Index is maintained and calculated by FutureSports (the “Index Provider”). The Ducks Index methodology is designed to align with the International Organization of Securities Commissions (“IOSCO”) Principles for Financial Benchmarks and supported by published governance, oversight and methodology change procedures. The NHL serves as the official data source for the Ducks Index but does not participate in index determination or governance.

The Fund obtains exposure to the Ducks Index by investments in futures contracts that reference the Ducks Index and that trade on an exchange registered with the Commodity Futures Trading Commission (“Ducks Index Futures Contracts”), and cash, cash-like instruments or high quality securities that serve as collateral to the Fund’s investments in Ducks Index Futures Contracts (“Collateral Investments”).

Under normal circumstances, the Fund will invest at least 80% of the value of its net assets (plus borrowings for investment purposes) in Ducks Index-Linked Instruments. For purposes of this policy, “Ducks Index-Linked Instruments” means (i) Ducks Index Futures Contracts; (ii) shares of other investment companies registered under the Investment Company Act of 1940 (the “1940 Act”) that invest in similar assets to those in which the Fund may invest (“Other Investment Companies”); (iii) exchange traded options on the Ducks Index or shares of Other Investment Companies; and (iv) swap agreement transactions that reference Ducks Index Futures Contracts, Other Investment Companies, or the Ducks Index. Certain Ducks Index-Linked Instruments, such as Other Investment Companies or options thereon, are currently unavailable for investment, though are expected to become available in the future.

The Fund expects to gain investment exposure to the Ducks Index by investing a portion of its assets in a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”).

The Fund does not invest directly in prediction markets, event contracts or other instruments that provide exposure to individual sporting event or season-long outcomes or to investments that provide exposure to the financial performance of individual sports teams or leagues. Instead, the Fund seeks to benefit from increases in the price of Ducks Index Futures Contracts.

The investment adviser to the Fund and the Subsidiary is Volatility Shares LLC (the “Adviser” or “Volatility Shares”). The Adviser oversees the Fund and implements the day-to-day portfolio management responsibilities for the Fund. In serving as investment adviser to the Fund, the Adviser does not conduct conventional investment research or analysis or forecast market movement or trends.

The Fund is classified as a “non-diversified company” under the 1940 Act. The Fund will not concentrate its investments in securities of issuers in any industry or group of industries, as the term “concentrate” is used in the 1940 Act, except that the Fund may invest more than 25% of its total assets in Ducks Index-Linked Instruments.

The Anaheim Ducks

The Anaheim Ducks are a professional ice hockey team based in Anaheim, California, competing in the Pacific Division of the NHL’s Western Conference. During the 2025–2026 season, the Ducks finished third in the Pacific Division, ranking 15th in standings points, 10th in goals for, 29th in goals against, and 21st in goal differential. The Ducks were founded in 1993 by the Walt Disney Company. The Ducks are currently owned by Henry and Susan Samueli, with Henry Samueli serving as Chairman since 2005. The team has won one Stanley Cup championship, capturing the title in 2007. Neither the Fund, the Trust, nor the Adviser is affiliated with the Anaheim Ducks.

Ducks Index Futures Contracts

The Fund intends to typically enter into cash-settled Ducks Index Futures Contracts as the “buyer,” except as detailed below.

In simplest terms, in a cash-settled futures market the counterparty pays cash to the buyer if the price of a futures contract goes up, and buyer pays cash to the counterparty if the price of the futures contract goes down. In order to maintain its exposure to the Ducks Index, the Fund intends to exit its futures contracts as they near expiration and replace them with new futures contracts with a later expiration date. Futures contracts with a longer term to expiration may be priced higher than futures contracts with a shorter term to expiration, a relationship called “contango”. When rolling futures contracts that are in contango the Fund will close its long position by selling the shorter-term contract at a relatively lower price and buying a longer-dated contract at a relatively higher price. The presence of contango will adversely affect the performance of the Fund. Conversely, futures contracts with a longer term to expiration may be priced lower than futures contracts with a shorter term to expiration, a relationship called “backwardation”. When rolling long futures contracts that are in backwardation, the Fund will close its long position by selling the shorter-term contract at a relatively higher price and buying a longer-dated contract at a relatively lower price. The presence of backwardation may positively affect the performance of the Fund. Further, the returns of the Ducks Index Futures Contracts may differ from that of the Ducks Index due to the divergence in prices or the costs associated with investing in futures contracts, which may negatively impact the Fund’s returns.

The Fund invests in Ducks Index Futures Contracts indirectly via the Subsidiary. The Subsidiary and the Fund will have the same investment adviser and investment objective. The Subsidiary will also follow the same general investment policies and restrictions as the Fund. Except as noted herein, for purposes of this Prospectus, references to the Fund’s investment strategies and risks include those of the Subsidiary. The Fund complies with the provisions of the 1940 Act governing investment policies and capital structure and leverage on an aggregate basis with the Subsidiary. Furthermore, the Adviser, as the investment adviser to the Subsidiary, complies with the provisions of the 1940 Act relating to investment advisory contracts as it relates to its advisory agreement with the Subsidiary. The Subsidiary also complies with the provisions of the 1940 Act relating to affiliated transactions and custody. Because the Fund intends to qualify for treatment as a regulated investment company (a “RIC”) under the Internal Revenue Code of 1986 (the “Code”), the size of the Fund’s investment in the Subsidiary will not exceed 25% of the Fund’s total assets at or around each quarter end of the Fund’s fiscal year. In order to qualify as a RIC, the Fund will have to reduce its exposure to its Subsidiary on or around the end of each of the Fund’s fiscal quarter ends. The Fund expects to reduce its exposure to its Subsidiary during these periods by investing in certain other investments as described below. During these periods, the Fund may not achieve its investment objective. At other times of the year, the Fund’s investments in the Subsidiary will significantly exceed 25% of the Fund’s total assets. The Subsidiary’s custodian is U.S. Bank, N.A.

If circumstances occur where market prices for Ducks Index Futures Contracts were not readily available, the Fund would fair value its Ducks Index Futures Contracts in accordance with its pricing and valuation policy and procedures for fair value determinations. Pursuant to those policies and procedures, the Adviser would consider various factors, such as pricing history; market levels prior to price limits or halts; and supply, demand, and open interest in Ducks Index Futures Contracts, among other factors. The Adviser would document its proposed pricing and methodology, detailing the factors that entered into the valuation.

Collateral Investments

The Fund will also invest its assets in Collateral Investments. The Collateral Investments may consist of high-quality securities, which include: (1) U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury; (2) investment companies registered under the 1940 Act that invest in high-quality securities; and/or (3) corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by businesses that are rated investment grade or determined by the Adviser to be of comparable quality. For these purposes, “investment grade” is defined as investments with a rating at the time of purchase in one of the four highest categories of at least one nationally recognized statistical rating organization (e.g., BBB- or higher from S&P Global Ratings or Baa3 or higher from Moody’s Investors Service, Inc.).

The Collateral Investments are designed to provide liquidity, serve as margin, or otherwise collateralize the Subsidiary’s investments in Ducks Index-Linked Instruments. The Fund expects that it will primarily invest its assets, and that the Subsidiary will primarily invest its assets, in Collateral Investments that are “securities,” as such term is defined under the 1940 Act.

Other Investments

In order to help the Fund maintain exposure to the Ducks Index, maintain its tax status as a RIC on days in and around quarter-end, help the Fund maintain its desired exposure to Ducks Index Futures Contracts when it is approaching or has exceeded position limits or accountability levels, or because of liquidity or other constraints, the Fund may invest in the following:

Reverse Repurchase Agreements

The Fund may invest in reverse repurchase agreements which are a form of borrowing in which the Fund sells portfolio securities to financial institutions and agrees to repurchase them at a mutually agreed-upon date and price that is higher than the original sale price, and use the proceeds for investment purchases.

As a result of the Fund repurchasing the securities at a higher price, the Fund will lose money by engaging in reverse repurchase agreement transactions.

As noted above, because the Fund intends to qualify for treatment as a RIC under the Code, the size of the Fund’s investment in the Subsidiary will not exceed 25% of the Fund’s total assets at or around each quarter end of the Fund’s fiscal year (the “Asset Diversification Test”). At other times of the year, the Fund’s investments in the Subsidiary will significantly exceed 25% of the Fund’s total (or gross) assets.

When the Fund seeks to reduce its total assets exposure to the Subsidiary, it may use the short-term Treasury Bills it owns (and purchase additional Treasury Bills as needed) to transact in reverse repurchase agreement transactions, which are ostensibly loans to the Fund. Those loans will increase the gross assets of the Fund, which the Adviser expects will allow the Fund to meet the Asset Diversification Test. When the Fund enters into a reverse repurchase agreement, it will either (i) be consistent with Section 18 of the 1940 Act and maintain asset coverage of at least 300% of the value of the reverse repurchase agreement; or (ii) treat the reverse repurchase agreement transactions as derivative transactions for purposes of Rule 18f-4 under the 1940 Act (“Rule 18f-4”), including as applicable, the value-at-risk based limit on leverage risk.

Other Investment Companies

The Fund may invest in shares of Other Investment Companies, that is, shares of investment companies registered under the 1940 Act that invest in similar assets to those in which the Fund may invest.

Exchange-traded option contracts on shares of Other Investment Companies.

The Fund may invest in exchange-listed option contracts on shares of Other Investment Companies, which invest in similar assets to those in which the Fund may invest. An option is a contract that gives the purchaser of the option, in return for the premium paid, the right to buy shares of an investment company, from the writer of the option (in the case of a call option), or to sell shares of the investment company to the writer of the option (in the case of a put option) at a designated price during the term of the option. The premium paid by the buyer of an option will reflect, among other things, the relationship of the exercise price to the market price and the volatility of the shares of the investment company, the remaining term of the option, supply, demand, interest rates and/or currency exchange rates. The Fund may utilize “American” style options or “European” style options. American style options are exercisable on any date prior to the expiration date of the option contract. In contrast, European style options are exercisable only on the expiration date of the option contract.

Swaps that reference Ducks Index Futures Contracts, Other Investment Companies, or the Ducks Index.

Swap contracts are transactions entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a swap transaction, the Fund and a counterparty will agree to exchange or “swap” payments based on the change in value of an underlying asset or benchmark. For example, the two parties may agree to exchange the return (or differentials in rates of returns) earned or realized on a particular investment or instrument. In the case of the Fund, the reference asset can be Ducks Index Futures Contracts, Other Investment Companies or the Ducks Index.

Principal Risks

As with all investments, there are certain risks of investing in the Fund. Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective. An investment in the Fund does not represent a complete investment program. An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, the Adviser or any of their affiliates. You should consider carefully the following risks before investing in the Fund.

Each risk noted below is considered a principal risk of investing in the Fund, regardless of the order in which it appears. The significance of each risk factor below may change over time and you should review each risk factor carefully.

Risks Specific to the Fund’s Investments

Investment Strategy Risk. The Fund, through the Subsidiary, invests primarily in Ducks Index Futures Contracts. The Fund does not invest directly in prediction markets, event contracts or other instruments that provide exposure to individual sporting event or season-long outcomes or to investments that provide exposure to the financial performance of individual sports teams or leagues. Instead, the Fund seeks to benefit from increases in the price of Ducks Index Futures Contracts. The price of Ducks Index Futures Contracts may not be an accurate measure of the Ducks Index. Consequently, the Fund may perform differently from the performance of the Ducks Index. There can be no guarantee that the performance of Ducks Index Futures Contracts will be highly correlated to the performance of the Ducks Index. Transaction costs (including the costs associated with futures investing), position limits, the availability of counterparties and other factors may impact the cost and pricing of Ducks Index Futures Contracts and decrease the correlation between the performance of Ducks Index Futures Contracts and the Ducks Index, over short- or long-term periods. In addition, the performance of back-month Ducks Index Futures Contracts is likely to differ more significantly from the performance of the Ducks Index. To the extent the Fund is invested in back-month Ducks Index Futures Contracts, the performance of the Fund should be expected to deviate more significantly from the performance of the Ducks Index. Moreover, because the Ducks Index is uninvestable, the Fund can only gain exposure through futures contracts and other derivatives, and differences between the prices of those instruments and the levels of the Ducks Index may result in the Fund experiencing larger losses or smaller gains than would be implied by changes in the Ducks Index alone.

Sports Performance Risk. The Fund’s investment strategy is inherently speculative. The value of Ducks Index Futures Contracts is derived from the statistical performance of a single professional sports team as measured by the Ducks Index. Successfully investing in Ducks Index Futures Contracts requires that the team tracked by the index performs well statistically over the course of a season, an outcome that is inherently uncertain and subject to numerous unpredictable variables, including player health, competitive dynamics, coaching decisions, and random variation in athletic performance. The Ducks Index may decline in value, and there can be no assurance that the team tracked by the index will perform at or above the levels implied by the prices of Ducks Index Futures Contracts at the time the Fund obtains exposure.

On-Ice Performance and Competitive Results Risk. The Fund’s investment performance is linked to the on-ice statistical performance of a single NHL team during the regular season and, if applicable, the playoffs. The prices of Ducks Index Futures Contracts are expected to rise when the team performs well statistically and to fall when the team performs poorly. Competitive results in professional hockey are inherently unpredictable and can be influenced by factors entirely outside the team’s control, including the performance of opposing teams, referee calls, random puck bounces, weather affecting travel, and in-game injuries. A team may enter a season with high expectations based on roster strength, coaching hires, or offseason acquisitions, only to underperform due to chemistry issues, unexpected injuries to key players, player slumps, or tactical mismatches against divisional opponents. The NHL season extends over several months and includes 82 regular season games per team, during which even a strong team may experience prolonged losing streaks that cause material declines in the Ducks Index. If the team fails to make the playoffs, the Fund will not benefit from any potential uplift in index value that could accompany postseason success. Conversely, early playoff elimination could cause sharp declines in futures prices if the market had priced in deeper postseason performance. Because the Fund is concentrated in a single NHL team, there is no opportunity to offset poor on-ice performance by gaining exposure to a stronger team or a different sport.

Ducks Index Investing Risk. The Fund is indirectly exposed to the risks of the Ducks Index through its investments in Ducks Index Futures Contracts and other Ducks Index-Linked Instruments. The Fund does not invest in the Ducks Index, which is an uninvestable index. The performance of the Ducks Index will be very different from a portfolio of Ducks Index Futures Contracts.

The Ducks Index moves up or down based on officially reported statistics from every game, match, or event throughout the regular season and postseason. Positive statistical actions (e.g., goals scored, points earned) add value to the index, while negative actions (e.g., opponent scoring, penalties or setbacks) subtract value. Poor statistical performance by the Anaheim Ducks could have a significant negative impact on the level of the Ducks Index and therefore the value of the Fund. In addition, unlike instruments that are based on tradable reference assets, the Ducks Index Futures Contracts and Ducks Index-Linked Instruments are tied to an index that is not directly investable and, thus, have settlement prices based on the calculation of that index, not the price of a tradable asset.

Concentrated Single-Team Exposure Risk. The Fund’s investment strategy results in concentrated exposure to a single professional sports team’s statistical performance (i.e., the Anaheim Ducks) as measured by an index. Unlike diversified funds that spread risk across multiple asset classes, sectors, or issuers, the Fund’s performance is primarily driven by the statistical output of one team over the course of a season. As a result, the Fund is more susceptible to risks affecting that team, including player injuries, suspensions, trades, retirements, coaching changes, front-office turnover, league sanctions, labor disputes, lockouts, or other events that directly or indirectly influence the team’s on-ice statistical performance. This degree of concentration will likely increase volatility in the Fund’s NAV, heighten the likelihood of significant losses over short periods, and cause the Fund’s returns to diverge substantially from those of more diversified investments. Additionally, because the Fund is concentrated in a single team, it is inherently concentrated in a single professional sports league. This subjects the Fund to league-specific risks, including league-wide labor disputes, broad scandal, changes to the structure or rules of the league, or events that cause the cancellation or suspension of games. The Fund has no ability to rotate exposure into a different team, sport, or league in response to adverse developments affecting the team to which it has exposure.

Insider Trading and Information Asymmetry Risk. Unlike securities markets, which are governed by well-established insider trading prohibitions under the Securities Exchange Act of 1934, the legal framework governing trading on the basis of material, non-public information in the context of commodity futures is less developed. While the CFTC has broad anti-manipulation and anti-fraud authority under the Commodity Exchange Act (“CEA”), specific rules and judicial precedent addressing what constitutes improper trading on non-public information in the context of sports-linked futures remain nascent. Certain individuals may possess material, non-public information that could affect the statistical performance of the Ducks Index and, consequently, the prices of Ducks Index Futures Contracts. Such individuals may include, without limitation, team coaches, players, trainers, team medical staff, front office personnel, referees, officials, league personnel, or sports data providers. For example, undisclosed injuries to key players or undisclosed lineup changes could materially affect the level of the Ducks Index. Such persons could trade Ducks Index Futures Contracts or Fund Shares to profit from their informational advantage prior to public disclosure. There is no guarantee that exchanges, the CME, or the CFTC will successfully detect and prevent such trading, and the Fund has no means of preventing such individuals from purchasing or selling Fund Shares. The participation of informed insiders in the market for Ducks Index Futures Contracts can create adverse selection for other market participants and distort market prices. Because the Fund is concentrated in a single team, the impact of insider trading on the Fund may be more pronounced than in markets with broader diversification.

League Credibility and Sports Integrity Risk. The Ducks Index is calculated based on official league statistics derived from the games of a single professional sports team, and the integrity of those games is fundamental to the reliability of the index. Efforts to interfere with the team’s games, including match-fixing, point-shaving, or referee manipulation, could materially affect the statistical data upon which the Ducks Index is based, create significant uncertainty regarding index levels, and cause pronounced price volatility in Ducks Index Futures Contracts. Confirmed or suspected game interference may also prompt legislative or regulatory responses, including restrictions on sports-linked financial products or emergency rulemaking by the CFTC, that could restrict the listing or trading of Ducks Index Futures Contracts. Even widely publicized allegations of interference, absent actual misconduct, could undermine market confidence in the Ducks Index and the futures contracts that reference it.

Gaming and State Regulatory Litigation Risk. Exchanges that list sports-linked financial instruments, including Ducks Index Futures Contracts, may be subject to legal challenges brought by state attorneys general, state gaming commissions, and other state-level actors asserting that such instruments constitute regulated gambling or gaming activity under state law, notwithstanding that such contracts are listed on a CFTC-regulated exchange. Such proceedings may assert that the listing of sports-linked contracts violates state gaming statutes, requires state gaming or sports wagering licenses, or constitutes an illegal gambling enterprise. These exchanges, and the CFTC in certain court filings, have asserted that the CEA and the CFTC’s exclusive jurisdiction over CFTC-regulated exchanges preempts state gaming regulations. There is no assurance that federal courts will rule in favor of federal preemption, and resolution may require years of litigation and potentially appellate review. An adverse ruling could result in the suspension or cessation of trading in Ducks Index Futures Contracts, material operational restrictions, significant financial penalties, or the effective loss of the ability to list sports-linked futures. Any of these outcomes could materially and adversely affect the Fund’s ability to achieve its investment objective and could result in significant losses.

Platform and Distribution Restriction Risk. Broker-dealers, registered investment adviser platforms, wirehouses, and other financial intermediaries may refuse to list, recommend, or permit purchases of Fund Shares through their platforms due to the Fund’s association with sports performance outcomes and the perception that such products are akin to sports wagering, regardless of the Fund’s legal status as a registered investment company under the 1940 Act. Certain intermediaries may permit only unsolicited purchases, prohibit financial advisers from recommending the Fund, or exclude the Fund from model portfolios entirely. These restrictions could limit the Fund’s accessible investor base, constrain assets under management, reduce secondary market liquidity, widen bid-ask spreads, and increase the likelihood that Fund Shares will trade at significant premiums or discounts to net asset value. Even if an intermediary initially permits distribution, it may subsequently restrict access in response to adverse regulatory developments, reputational concerns, or changes in compliance policies. If a significant number of intermediaries refuse to distribute Fund Shares, the Fund may be unable to achieve sufficient scale, which could increase the Fund’s expense ratio, reduce trading volume, and impair the Fund’s ability to operate effectively.

Novel Market Risk. Ducks Index Futures Contracts are a novel asset class with limited trading history. The market may not develop the depth, liquidity, or trading efficiency associated with more established futures markets, and its pricing may be influenced by factors unrelated to fundamental assessments of team performance, including speculative activity, behavioral biases, regulatory headlines, or concentrated participation by a limited number of traders. There is limited historical data on which to base expectations regarding future price behavior, volatility patterns, or the costs associated with maintaining exposure, and traditional risk metrics may not accurately capture the risks of investing in this market. There can be no assurance that the market for Ducks Index Futures Contracts will achieve or sustain the level of participation, liquidity, and price discovery necessary for the Fund to effectively pursue its investment objective.

Limited Price Discovery and Market Depth Risk. Because Ducks Index Futures Contracts are a newly created instrument class, the market may lack the depth, breadth, and participation necessary for reliable price discovery. Traditional commodity futures markets benefit from decades of participation by commercial hedgers, speculators, and arbitrageurs whose activities contribute to efficient pricing. The market for Ducks Index Futures Contracts is expected to have few, if any, natural commercial hedgers, and may be dominated by retail speculators, algorithmic traders, or a small number of institutional participants. This concentrated participation could result in prices that do not accurately reflect fair value, wider bid-ask spreads, and elevated intraday price volatility. In thin markets, even modest order flow from the Fund could move prices against the Fund, increasing transaction costs and reducing returns. There can be no assurance that the market for Ducks Index Futures Contracts will develop sufficient liquidity over time, and the Fund may be unable to establish or exit positions at prices the Fund considers favorable.

Seasonality and Offseason Risk. The Ducks Index resets to a standardized base value prior to the start of each sports season and has a defined life cycle that ends following the postseason. Because the Fund tracks a single team in a single sport, the Fund is tied to that sport’s competitive calendar and has no ability to diversify across sports or rotate into a sport that is in-season when the team’s sport is not. During the playing season, the Ducks Index moves in real-time based on officially reported game statistics, and the prices of Ducks Index Futures Contracts are expected to reflect both the current index level and market expectations regarding future team performance. During the offseason, however, the Ducks Index will not move because no games are being played, and the Fund’s exposure to Ducks Index Futures Contracts will behave differently than during the playing season. The Fund anticipates maintaining exposure to Ducks Index Futures Contracts during the offseason. Although the underlying index will be static during this period, the prices of Ducks Index Futures Contracts may still fluctuate based on market expectations regarding the team’s prospects for the upcoming season, including coaching changes, player trades, draft picks, free agent signings, injury recovery timelines, training camp developments, and other factors that affect the market’s assessment of the team’s likely statistical performance. However, because the index itself is not moving during the offseason, the magnitude of futures price movements may be reduced relative to the playing season, and the relationship between futures prices and the underlying index level may be less predictable. There can be no assurance that the Fund’s offseason futures holdings will appreciate in value, and the Fund may experience losses during the offseason if market sentiment regarding the team’s upcoming season deteriorates. In addition, there can be no assurance that Ducks Index Futures Contracts will be available in sufficient volume or at favorable pricing during the offseason or at the start of a new season.

League Discontinuation, Lockout, or Strike Risk. The Fund’s ability to invest in Ducks Index Futures Contracts depends on the continued operation of the NHL and the playing of scheduled games. Labor disputes between the NHL and its players’ union could result in a lockout or strike that suspends or cancels all or a significant portion of a season. The NHL has previously experienced work stoppages, including a full-season cancellation in 2004-2005. During any such period, no games would be played, the Ducks Index would not generate data, and trading in Ducks Index Futures Contracts could be suspended or severely impaired. The Fund would be unable to pursue its investment strategy during such a period, may be forced to liquidate positions at disadvantageous prices, and could experience substantial losses. Even after a labor dispute is resolved, the shortened or restructured season could materially change the statistical patterns underlying the index methodology. In addition, force majeure events such as a pandemic, natural disaster, or other circumstances beyond the control of the league could cause widespread game cancellations or delays. There can be no assurance that the league will not experience a work stoppage or other extended interruption during the Fund’s investment period, or that the Fund will be able to recover any losses incurred as a result of such events.

Index Provider and Data Dependency Risk. The Ducks Index is maintained and calculated by a single Index Provider, FutureSports. If the Index Provider were to experience operational failures, cease operations, lose its data feed from the applicable sports league, experience a cybersecurity breach, or otherwise become unable to calculate the Ducks Index, Ducks Index Futures Contracts may have no reliable reference value, which could materially and adversely affect the value of the Fund. In addition, the Ducks Index is calculated solely on the basis of officially reported statistics from a single sports league. The league serves as the data source but does not participate in index determination or governance. If the league were to report incorrect statistics, issue post-game corrections, change how it reports or categorizes statistics, delay reporting, or discontinue the provision of data to the Index Provider, the settlement prices of Ducks Index Futures Contracts could be based on erroneous or incomplete data. Furthermore, the Index Provider controls the methodology by which official statistics are translated into index points. If the Index Provider amends or discontinues its methodology, the behavior of the Ducks Index could change materially and the futures market may not immediately price in such changes. The Ducks Index is calculated in real-time while games are being played, which introduces latency, data-feed, and computational risks that differ from those associated with traditional financial indexes.

Trading Hours and Sporting Event Timing Risk. NHL games may occur during evening hours, on weekends, and on holidays when the Exchange is closed and when the market for Ducks Index Futures Contracts may have limited or no trading activity. Because the Ducks Index moves in real-time while games are being played, material index movements may occur during periods when investors are unable to buy or sell Shares or when Ducks Index Futures Contracts are not actively trading. As a result, the opening price of Shares and the prices of Ducks Index Futures Contracts on the next trading session may differ significantly from the prior session’s closing prices, potentially resulting in large gaps at the open. Shareholders may not be able to sell their Shares until after such a gap has been fully realized, resulting in an inability to mitigate losses in a declining market.

Futures Contracts Risk. Risks of futures contracts include: (i) an imperfect correlation between the value of the futures contract and the underlying asset; (ii) possible lack of a liquid secondary market; (iii) the inability to close a futures contract when desired; (iv) losses caused by unanticipated market movements, which may be unlimited; (v) an obligation for the Fund to make daily cash payments to maintain its required margin, particularly at times when the Fund may have insufficient cash; and (vi) unfavorable execution prices from rapid selling. Unlike equities, which typically entitle the holder to a continuing stake in a corporation, futures contracts normally specify a certain date for settlement in cash based on the reference asset. As the futures contracts approach expiration, they may be replaced by similar contracts that have a later expiration. This process is referred to as “rolling.” If the market for these contracts is in “contango,” meaning that the prices of futures contracts in the nearer months are lower than the price of contracts in the distant months, the sale of the near-term month contract would be at a lower price than the longer-term contract, resulting in a cost to “roll” the futures contract. The actual realization of a potential roll cost will be dependent upon the difference in price of the near and distant contract. Because the margin requirement for futures contracts is less than the value of the assets underlying the futures contract, futures trading involves a degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 40% of the value of the futures contract is deposited as margin, a subsequent 20% decrease in the value of the futures contract would result in a loss of half of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A decrease in excess of 40% would result in a loss exceeding the original margin deposit, if the futures contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount initially invested in the futures contract. However, the Fund would presumably have sustained comparable losses if, instead of investing in the futures contract, it had invested in the underlying financial instrument and sold it after the decline. Further, if the market for Ducks Index Futures Contracts is in a period of contango, if the performance of the Ducks Index and the price of Ducks Index Futures Contracts were to decline, the Fund would experience the negative impact of contango. The impact of backwardation or contango may lead to the returns of the Fund to vary significantly from the total return of other price references. Additionally, in the event of a prolonged period of contango, and absent the impact of rising or falling pricing in the Ducks Index, this could have a significant negative impact on the Fund’s NAV and total return.

Position Limits and Price Limits

The CFTC and various exchanges on which Ducks Index Futures Contracts trade have established position limits and price limits for Ducks Index Futures Contracts. Position limit regulation and price limit regulation serve distinct purposes and are regulated differently.

Position limits are designed to prevent excessive speculation that could cause sudden or unreasonable fluctuations in the price of a commodity. They limit the maximum number of contracts a person or entity can hold in a particular commodity.

Price limits are mechanisms to maintain orderly markets by restricting the price range within which futures contracts can trade during a trading session. They prevent extreme price movements that could disrupt market stability. Price limits are typically set as a percentage of the previous day's settlement price. When price limits are hit, trading may be halted or expanded depending on the product and regulatory rules. Unlike position limits, price limits do not restrict the number of contracts a trader can hold but rather the price at which those contracts can be traded. When a price limit is hit, the market for Ducks Index Futures Contracts may temporarily halt until price limits can be expanded or trading may be stopped for the day.

If the Fund is unable to buy or sell Ducks Index Futures Contracts as a result of position limits being hit or price limits that result in a halted or closed market—or for other reasons including limited liquidity in the market for Ducks Index Futures Contracts, a disruption to the market for Ducks Index Futures Contracts, or as a result of margin requirements, accountability levels, or other limitations imposed by the Fund’s futures commission merchants (“FCMs”), the listing exchanges, or the CFTC—the Adviser would take such action as it believes appropriate and in the best interest of the Fund in consideration of the facts and circumstances at such time, including: (i) investing in Ducks Index-Linked Instruments that are not Ducks Index Futures Contracts; (ii) requiring that authorized participants purchase and redeem in large blocks of shares called “Creation Units” through an exchange for related position (EFRP) method rather than in cash; (iii) applying increased authorized participant variable transaction fees for purchases or redemptions of Creation Units made in cash; or (iv) de-levering the Fund, relative to its investment objective, by an amount reflecting prevailing price limits. In addition, the Fund generally may suspend the issuance of Creation Units only for a limited time and only due to extraordinary circumstances, such as when the markets on which the ETF’s portfolio holdings are traded are closed for a limited period of time; that is to say, when the Fund is unable to increase its exposure to underlying assets.

Cost of Futures Investment Risk. When a Ducks Index Futures Contract is nearing expiration, the Fund will generally sell it and use the proceeds to buy a Ducks Index Futures Contract with a later expiration date. This is commonly referred to as “rolling”.

If the Fund rolls Ducks Index Futures Contracts that are in contango, the Fund would sell a lower priced, expiring contract and purchase a higher priced, longer-dated contract. The price difference between the expiring contract and longer-dated contract associated with rolling Ducks Index Futures Contracts is typically substantially higher than the price difference associated with rolling other futures contracts. Contango in the market for Ducks Index Futures Contracts may have a significant adverse impact on the performance of the Fund and may cause Ducks Index Futures Contracts and the Fund to underperform the Ducks Index. Both contango and backwardation would reduce the Fund’s correlation to the Ducks Index and may limit or prevent the Fund from achieving its investment objective. The impact of both contango and backwardation may also be greater to the extent the Fund invests in back-month Ducks Index Futures Contracts.

Investment Capacity Risk. If the Fund’s ability to obtain exposure to Ducks Index Futures Contracts consistent with its investment objective is disrupted for any reason, including but not limited to, limited liquidity in the market for Ducks Index Futures Contracts, a disruption to the market for Ducks Index Futures Contracts, or as a result of margin requirements or position limits imposed by the Fund’s FCMs, the CME, or the CFTC, and the Fund could not otherwise meet its investment objective through the use of other investments discussed above, the Fund would not be able to achieve its investment objective and may experience significant losses.

Liquidity Risk. The market for the Ducks Index Futures Contracts may be subject to periods of illiquidity. During such times it may be difficult or impossible to buy or sell a position at the desired price. Market disruptions or volatility can also make it difficult to find a counterparty willing to transact at a reasonable price and sufficient size. Illiquid markets may cause losses, which could be significant. Large positions also increase the risk of illiquidity, which may make the Fund’s positions more difficult to liquidate, and increase the losses incurred while trying to do so.

Derivatives Risk. In addition to Ducks Index Futures Contracts, the Fund may obtain exposure through the following other derivatives: (1) exchange traded options on Other Investment Companies and/or (2) swap agreement transactions that reference Ducks Index Futures Contracts, Other Investment Companies, or the Ducks Index.

Investing in derivatives may be considered aggressive and may expose the Fund to risks different from, or possibly greater than, the risks associated with investing directly in the reference asset(s) underlying the derivative (e.g., the securities or commodities contained in the Fund). The use of derivatives may result in larger losses or smaller gains than directly investing in securities or commodities. The risks of using derivatives include: (1) the risk that there may be imperfect correlation between the price of the financial instruments and movements in the prices of the reference asset(s); (2) the risk that an instrument is mispriced; (3) credit or counterparty risk on the amount a Fund expects to receive from a counterparty; (4) the risk that securities prices, interest rates and currency markets will move adversely and a Fund will incur significant losses; (5) the risk that the cost of holding a financial instrument might exceed its total return; and (6) the possible absence of a liquid secondary market for a particular instrument and possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to adjust a Fund’s position in a particular instrument when desired. Each of these factors may prevent a Fund from achieving its investment objective and may increase the volatility (i.e., fluctuations) of the Fund’s returns. Because derivatives often require limited initial investment, the use of derivatives also may expose a Fund to losses in excess of those amounts initially invested.

The performance of any Ducks Index-Linked Instrument may not track the performance of its underlying benchmark due to embedded costs and other factors. Thus, to the extent the Fund invests in swaps that use a Ducks Index-Linked Instrument as the reference asset, the Fund may be subject to greater correlation risk and may not achieve as high a degree of correlation with its investment objective than if the Fund only used Ducks Index Futures Contracts.

Swap Agreements Risk. The Fund may enter into cash-settled swaps and other derivatives to gain exposure to an underlying asset without actually purchasing such asset. Swaps are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on a particular pre-determined interest rate, commodity, security, indexes, or other assets or measurable indicators. The primary risks associated with the use of swaps are mispricing or improper valuation, imperfect correlation between movements in the notional amount and the price of the underlying investments, and the failure of a counterparty to perform. If a counterparty’s creditworthiness for an over-the-counter swap declines, the value of the swap would likely decline. Moreover, there is no guarantee that the Fund could eliminate its exposure under an outstanding swap by entering into an offsetting swap with the same or another party. In addition, the Fund may use a combination of swaps on an underlying index.

Options Risk. The Fund may purchase exchange-traded options that reference shares of Other Investment Companies. Transactions in options generally require less capital than equivalent stock transactions. They may return smaller dollar figures but a potentially greater percentage of the investment than equivalent stock transactions. The potential profit is limited to the premium received for the contract. The potential loss can be unlimited. While leverage means the percentage returns can be significant, the amount of cash required is smaller than equivalent stock transactions. It is possible to lose the entire principal invested, and sometimes more. As an options holder, a Fund risks the entire amount of the premium it pays. But as an options writer, it takes on a much higher level of risk. For example, if the Fund writes an uncovered call, it faces unlimited potential loss, since there is no cap on how high a stock price can rise. When buying options, a Fund risks losing the premium paid, plus commissions and fees.

Reverse Repurchase Agreements Risk. The Fund may invest in reverse repurchase agreements. Reverse repurchase agreements are transactions in which the Fund sells portfolio securities to financial institutions such as banks and broker-dealers, and agrees to repurchase them at a mutually agreed-upon date and price which is higher than the original sale price. Reverse repurchase agreements are a form of leverage and the use of reverse repurchase agreements by the Fund may increase the Fund’s volatility. The Fund incurs costs, including interest expenses, in connection with the opening and closing of reverse repurchase agreements that will be borne by the shareholders.

Reverse repurchase agreements are also subject to the risk that the other party to the reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Fund. In situations where the Fund is required to post collateral with a counterparty, the counterparty may fail to segregate the collateral or may commingle the collateral with the counterparty’s own assets. As a result, in the event of the counterparty’s bankruptcy or insolvency, the Fund’s collateral may be subject to the conflicting claims of the counterparty’s creditors, and the Fund may be exposed to the risk of a court treating the Fund as a general unsecured creditor of the counterparty, rather than as the owner of the collateral. There can be no assurance that a counterparty will not default and that the Fund will not sustain a loss on a transaction as a result.

Reverse repurchase agreements also involve the risk that the market value of the securities sold by the Fund may decline below the price at which it is obligated to repurchase the securities. In addition, when the Fund invests the proceeds it receives in a reverse repurchase transaction, there is a risk that those investments may decline in value. In this circumstance, the Fund could be required to sell other investments in order to meet its obligations to repurchase the securities.

Risks Related to Investing in Other Investment Companies. The Fund may invest in long or short positions in Other Investment Companies (i.e., investment companies registered under the 1940 Act that invest in similar assets to those in which the Fund may invest). Investing in Other Investment Companies may involve duplication of advisory or management fees and certain other expenses. By investing in Other Investment Companies, the Fund becomes a shareholder of that Other Investment Company. As a result, Fund shareholders indirectly bear the Fund’s proportionate share of the fees and expenses paid by shareholders of the Other Investment Company, in addition to the fees and expenses Fund shareholders bear in connection with the Fund’s own operations. As a shareholder, the Fund must rely on the Other Investment Company to achieve its investment objective. The Fund’s performance may be magnified positively or negatively by virtue of its investment in the Other Investment Company. If the Other Investment Company fails to achieve its investment objective, the value of the Fund’s investment could decline, thus affecting the Fund’s performance. In addition, because certain Other Investment Company shares are listed on national stock exchanges and are traded like stocks on an exchange, their shares potentially may trade at a discount or a premium. Investments in such shares may be subject to brokerage and other trading costs, which could result in greater expenses to the Fund. Finally, because the value of certain Other Investment Company shares may depend on the demand in the market, the Adviser may not be able to liquidate the Fund’s holdings in those shares at the most optimal time, adversely affecting the Fund’s performance.

Collateral Investments Risk. The Fund’s use of Collateral Investments may include obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities, including bills, notes and bonds issued by the U.S. Treasury, investment companies registered under the 1940 Act that invest in high-quality securities and corporate debt securities, such as commercial paper.

Some securities issued or guaranteed by federal agencies and U.S. Government-sponsored instrumentalities may not be backed by the full faith and credit of the United States, in which case the investor must look principally to the agency or instrumentality issuing or guaranteeing the security for ultimate repayment, and may not be able to assert a claim against the United States itself in the event that the agency or instrumentality does not meet its commitment. The U.S. Government, its agencies and instrumentalities do not guarantee the market value of their securities, and consequently, the value of such securities may fluctuate. Although the Fund may hold securities that carry U.S. Government guarantees, these guarantees do not extend to the Shares.

Investment companies that invest in high-quality securities are subject to management fees and other expenses. Therefore, investments in these funds will cause the Fund to bear indirectly a proportional share of the fees and costs of the funds in which it invests. At the same time, the Fund will continue to pay its own management fees and expenses with respect to all of its assets, including any portion invested in the shares of such fund. It is possible to lose money by investing in investment companies that invest in high-quality securities.

Corporate debt securities such as commercial paper generally are short-term unsecured promissory notes issued by businesses. Corporate debt may carry variable or floating rates of interest. Corporate debt securities carry both credit risk and interest rate risk. Credit risk is the risk that the Fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it is due.

Asset Concentration Risk. Since the Fund may take concentrated positions in Ducks Index Futures Contracts, the Fund’s performance may be hurt disproportionately and significantly by the poor performance of those positions to which it has significant exposure. Asset concentration makes the Fund more susceptible to any single occurrence affecting the underlying positions and may subject the Fund to greater market risk than more diversified funds.

Counterparty Risk. The Fund will be subject to credit risk (i.e., the risk that a counterparty is unwilling or unable to make timely payments or otherwise meet its contractual obligations) with respect to the amount the Fund expects to receive from counterparties to: Ducks Index Futures Contracts; reverse repurchase agreements; swaps on Ducks Index Futures Contracts, Other Investment Companies, or the Ducks Index.

The Fund may be negatively impacted if a counterparty becomes bankrupt or otherwise fails to perform its obligations under such an agreement. The Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding and the Fund may obtain only limited recovery or may obtain no recovery in such circumstances. In order to attempt to mitigate potential counterparty credit risk, the Fund typically enters into transactions with major financial institutions.

The counterparty to an exchange-traded futures contract is subject to the credit risk of the clearing house and the FCM through which it holds its position. Specifically, the FCM or the clearing house could fail to perform its obligations, causing significant losses to the Fund. For example, the Fund could lose margin payments it has deposited with an FCM as well as any gains owed but not paid to the Fund, if the FCM or clearing house becomes insolvent or otherwise fails to perform its obligations. Credit risk of market participants with respect to derivatives that are centrally cleared is concentrated in a few clearing houses and it is not clear how an insolvency proceeding of a clearing house would be conducted and what impact an insolvency of a clearing house would have on the financial system. Under current CFTC regulations, a FCM maintains customers’ assets in a bulk segregated account. If a FCM fails to do so, or is unable to satisfy a substantial deficit in a customer account, its other customers may be subject to risk of loss of their funds in the event of that FCM’s bankruptcy. In that event, in the case of futures, the FCM’s customers are entitled to recover, even in respect of property specifically traceable to them, only a proportional share of all property available for distribution to all of that FCM’s customers. In addition, if the FCM does not comply with the applicable regulations, or in the event of a fraud or misappropriation of customer assets by the FCM, the Fund could have only an unsecured creditor claim in an insolvency of the FCM with respect to the margin held by the FCM. FCMs are also required to transfer to the clearing house the amount of margin required by the clearing house, which amount is generally held in an omnibus account at the clearing house for all customers of the FCM. In addition, the Fund may enter into futures contracts and repurchase agreements with a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. The Fund does not specifically limit its counterparty risk with respect to any single counterparty.

Further, there is a risk that no suitable counterparties are willing to enter into reverse repurchase agreements with the Fund, or continue to enter into, reverse repurchase agreement transactions with the Fund and, as a result, the Fund may not be able to achieve its investment objective. There is also the risk that the Fund may not be able to engage in reverse repurchase agreement transactions because suitable counterparties refuse to enter into transactions with the Fund. Contractual provisions and applicable law may prevent or delay the Fund from exercising its rights to terminate an investment or transaction with a financial institution experiencing financial difficulties, or to realize on collateral, and another institution may be substituted for that financial institution without the consent of the Fund. If the credit rating of a counterparty to a futures contract and/or repurchase agreement declines, the Fund may nonetheless choose or be required to keep existing transactions in place with the counterparty, in which event the Fund would be subject to any increased credit risk associated with those transactions. Also, in the event of a counterparty’s (or its affiliate’s) insolvency, the possibility exists that the Fund’s ability to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral, could be stayed or eliminated under special resolution regimes adopted in the United States, the European Union and various other jurisdictions. Such regimes provide government authorities with broad authority to intervene when a financial institution is experiencing financial difficulty. In particular, the regulatory authorities could reduce, eliminate, or convert to equity the liabilities to the Fund of a counterparty who is subject to such proceedings in the European Union (sometimes referred to as a “bail in”).

Credit Risk. An issuer or other obligated party of a debt security may be unable or unwilling to make dividend, interest and/or principal payments when due. In addition, the value of a debt security may decline because of concerns about the issuer’s ability or unwillingness to make such payments.

Debt Securities Risk. Investments in debt securities subject the holder to the credit risk of the issuer. Credit risk refers to the possibility that the issuer or other obligor of a security will not be able or willing to make payments of interest and principal when due. Generally, the value of debt securities will change inversely with changes in interest rates. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. During periods of falling interest rates, the income received by the Fund may decline. If the principal on a debt security is prepaid before expected, the prepayments of principal may have to be reinvested in obligations paying interest at lower rates. Debt securities generally do not trade on a securities exchange making them generally less liquid and more difficult to value than common stock.

Interest Rate Risk. Interest rate risk is the risk that the value of the debt securities in the Fund’s portfolio will decline because of rising market interest rates. Interest rate risk is generally lower for shorter term debt securities and higher for longer-term debt securities. Duration is a reasonably accurate measure of a debt security’s price sensitivity to changes in interest rates and a common measure of interest rate risk. Duration measures a debt security’s expected life on a present value basis, taking into account the debt security’s yield, interest payments and final maturity. In general, duration represents the expected percentage change in the value of a security for an immediate 1% change in interest rates. For example, the price of a debt security with a three-year duration would be expected to drop by approximately 3% in response to a 1% increase in interest rates. Therefore, prices of debt securities with shorter durations tend to be less sensitive to interest rate changes than debt securities with longer durations. As the value of a debt security changes over time, so will its duration.

Clearing Broker Risk. The Fund’s investments in exchange-traded futures contracts expose it to the risks of a clearing broker (or a FCM). Under current regulations, a clearing broker or FCM maintains customers’ assets in a bulk segregated account. There is a risk that Fund assets deposited with the clearing broker to serve as margin may be used to satisfy the broker’s own obligations or the losses of the broker’s other clients. In the event of default, the Fund could experience lengthy delays in recovering some or all of its assets and may not see any recovery at all. Furthermore, the Fund is subject to the risk that no FCM is willing or able to clear the Fund’s transactions or maintain the Fund’s assets. If the Fund’s FCMs are unable or unwilling to clear the Fund’s transactions, or if the FCM refuses to maintain the Fund’s assets, the Fund will be unable to have its orders for Ducks Index Futures Contracts fulfilled or assets custodied. In such a circumstance, the performance of the Fund will likely deviate from the performance of changes in the Ducks Index and may result in the proportion of Ducks Index Futures Contracts in the Fund’s portfolio relative to the total assets of the Fund to decrease.

Non-Diversification Risk. The Fund is classified as a “non-diversified company” under the 1940 Act. As a result, the Fund is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by the diversification requirements imposed by the Code. The Fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly invested in certain issuers.

Risks Related to the Management of the Fund

Active Management Risk. The Fund is actively managed, and its performance reflects investment decisions that the Adviser makes for the Fund. Such judgments about the Fund’s investments may prove to be incorrect. If the investments selected and the strategies employed by the Fund fail to produce the intended results, the Fund could underperform as compared to other funds with similar investment objectives and/or strategies, or could have negative returns.

Frequent Trading Risk. The Fund regularly purchases and subsequently sells (i.e., “rolls”) individual futures contracts throughout the year so as to maintain a fully invested position. As the contracts near their expiration dates, the Fund rolls them over into new contracts. This frequent trading of contracts may increase the amount of commissions or mark-ups to broker-dealers that the Fund pays when it buys and sells contracts, which may detract from the Fund’s performance. High portfolio turnover may result in the Fund paying higher levels of transaction costs and may generate greater tax liabilities for shareholders. Frequent trading risk may cause the Fund’s performance to be less than expected.

Rebalancing Risk. If for any reason the Fund is unable to rebalance all or a portion of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund may be over- or under-exposed to the returns of the Ducks Index. Additionally, because the market for Ducks Index Futures Contracts is nascent and may be thinly traded, the Fund’s own trading activity, including purchases, sales, and rolling of contracts, could materially influence the prices of Ducks Index Futures Contracts. If the Fund represents a significant portion of the open interest or trading volume, its activity could move prices against it, resulting in higher costs and reduced returns. If other market participants anticipate the Fund’s trading patterns, they may engage in front-running or other anticipatory trading strategies that further increase the Fund’s transaction costs. The trading activity associated with such transactions will contribute to the existing trading volume on the underlying futures contracts and may adversely affect the market price of such underlying futures contracts.

Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or systems failures. The Fund and the Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

Valuation Risk. The Fund or the Subsidiary may hold securities or other assets that may be valued on the basis of factors other than market quotations. This may occur because the asset or security does not trade on a centralized exchange, or in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” assets or securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, there is no assurance that the Fund or the Subsidiary could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund or the Subsidiary would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund or the Subsidiary at that time. The Fund’s ability to value investments may be impacted by technological issues or errors by pricing services or other third-party service providers.

New Fund Risk. As of the date of this prospectus, the Fund has no operating history and currently has fewer assets than larger funds. Like other new funds, large inflows and outflows may impact the Fund’s market exposure for limited periods of time. This impact may be positive or negative, depending on the direction of market movement during the period effected.

Risks Related to Trading of Shares

Trading Issues Risk. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. The Fund may have difficulty maintaining its listing on the Exchange in the event the Fund’s assets are small, the Fund does not have enough shareholders, or if the Fund is unable to proceed with creation and/or redemption orders.

Authorized Participant Concentration Risk. Only an “authorized participant” or “AP” (i.e., broker-dealers and large institutional investors that have entered into participation agreement with the Fund) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that act as APs on an agency basis (i.e. on behalf of other market participants). To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem, in either of these cases, Shares may trade at a discount to the Fund’s net asset value and possibly face delisting.

Market Maker Risk. If the Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of Shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s net asset value and the price at which the Shares are trading on the Exchange, which could result in a decrease in value of the Shares. In addition, decisions by market makers or APs to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Shares trading at a discount to net asset value and also in greater than normal intra-day bid-ask spreads for Shares.

Premium/Discount Risk. The market price of the Fund’s Shares will generally fluctuate in accordance with changes in the Fund’s net asset value as well as the relative supply of and demand for Shares on the Exchange. The Fund’s market price may deviate from the value of the Fund’s underlying portfolio holdings, particularly in time of market stress, with the result that investors may pay more or receive less than the underlying value of the Shares bought or sold. The Adviser cannot predict whether Shares will trade below, at, or above their net asset value because the Shares trade on the Exchange at market prices and not at net asset value. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related, but not identical, to the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. However, given that Shares can only be purchased and redeemed in Creation Units, and only to and from broker-dealers and large institutional investors that have entered into participation agreements (unlike shares of closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset value), the Adviser believes that large discounts or premiums to the net asset value of Shares should not be sustained. In addition, because the Fund provides exposure to the statistical performance of a single professional sports team, demand for Shares may be influenced by fan loyalty, emotional attachment, and team-related sentiment rather than by rational assessments of the Fund’s expected risk-adjusted returns. These demand patterns could increase intraday volatility in Fund Shares, widen bid-ask spreads, and result in investors purchasing or selling Shares at prices that do not reflect the Fund’s underlying NAV. During stressed market conditions, the market for the Fund’s Shares may become less liquid in response to deteriorating liquidity in the market for the Fund’s underlying portfolio holdings, which could in turn lead to differences between the market price of the Fund’s Shares and their net asset value. This can be reflected as a spread between the bid and ask prices for the Fund quoted during the day or a premium or discount in the closing price from the Fund’s NAV.

Active Market Risk. Although the Shares are listed for trading on the Exchange, there can be no assurance that an active trading market for the Shares will develop or be maintained. Shares trade on the Exchange at market prices that may be below, at or above the Fund’s net asset value. Securities, including the Shares, are subject to market fluctuations and liquidity constraints that may be caused by such factors as economic, political, or regulatory developments, changes in interest rates, and/or perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments.

Cash Transaction Risk. Most ETFs generally make in-kind redemptions to avoid being taxed at the fund level on gains on the distributed portfolio securities. However, unlike most ETFs, the Fund currently intends to effect some or all redemptions for cash, rather than in-kind, because of the nature of the Fund’s investments. The Fund may be required to sell portfolio securities to obtain the cash needed to distribute redemption proceeds, which involves transaction costs that the Fund may not have incurred had it effected redemptions entirely in kind. These costs may include brokerage costs and/or taxable gains or losses, which may be imposed on the Fund and decrease the Fund’s NAV to the extent such costs are not offset by a transaction fee payable to an AP. If the Fund recognizes gain on these sales, this generally will cause the Fund to recognize gain it might not otherwise have recognized if it were to distribute portfolio securities in-kind, or to recognize such gain sooner than would otherwise be required. This may decrease the tax efficiency of the Fund compared to ETFs that utilize an in-kind redemption process, and there may be a substantial difference in the after-tax rate of return between the Fund and other ETFs.

Risks Related to Regulation, External Factors, and Federal Income Tax Consequences

Tax Risk. The Fund intends to elect and to qualify each year to be treated as a RIC under Subchapter M of the Code. As a RIC, the Fund will not be subject to U.S. federal income tax on the portion of its net investment income and net capital gain that it distributes to shareholders, provided that it satisfies certain requirements of the Code. If the Fund does not qualify as a RIC for any taxable year and certain relief provisions are not available, the Fund’s taxable income will be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed. Additionally, buying securities shortly before the record date for a taxable dividend or capital gain distribution is commonly known as “buying the dividend.” In the event a shareholder purchases Shares shortly before such a distribution, the entire distribution may be taxable to the shareholder even though a portion of the distribution effectively represents a return of the purchase price. To comply with the asset diversification test applicable to a RIC, the Fund will limit its investments in the Subsidiary to 25% of the Fund’s total assets at the end of each tax quarter. The investment strategy of the Fund will cause the Fund to hold substantially more than 25% of the Fund’s total assets in investments in the Subsidiary the majority of the time. The Fund intends to manage the exposure to the Subsidiary so that the Fund’s investments in the Subsidiary do not exceed 25% of the total assets at the end of any tax quarter. If the Fund’s investments in the Subsidiary were to exceed 25% of the Fund’s total assets at the end of a tax quarter, the Fund, generally, has a grace period to cure such lack of compliance. If the Fund fails to timely cure, it may no longer be eligible to be treated as a RIC.

Because Ducks Index Futures Contracts produce non-qualifying income for purposes of qualifying as a RIC, the Fund makes its investments in Ducks Index Futures Contracts through the Subsidiary. The Fund intends to treat any income it may derive from the futures contracts received by the Subsidiary as “qualifying income” under the provisions of the Code applicable to RICs. The IRS has issued PLRs provided to third parties not associated with the Fund or its affiliates (which only those parties may rely on as precedent) concluding that similar arrangements resulted in qualifying income. Many of such PLRs have now been revoked by the IRS. In March of 2019, the Internal Revenue Service published Regulations that concluded that income from a corporation similar to the Subsidiary would be qualifying income, if the income is related to the Fund’s business of investing in stocks or securities. Although the Regulations do not require distributions from the Subsidiary, the Fund intends to cause the Subsidiary to make distributions that would allow the Fund to make timely distributions to its shareholders. The Fund generally will be required to include in its own taxable income the income of the Subsidiary for a tax year, regardless of whether the Fund receives a distribution of the Subsidiary’s income in that tax year, and this income would nevertheless be subject to the distribution requirement for qualification as a RIC and would be taken into account for purposes of the 4% excise tax.

If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions.

Subsidiary Regulatory Investment Risk. Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary are organized, respectively, could result in the inability of the Fund to operate as intended and could negatively affect the Fund and its shareholders. The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. However, as the Subsidiary is wholly-owned by the Fund, and the investors of the Fund will have the investor protections of the 1940 Act, the Fund as a whole—including the Subsidiary—will provide investors with 1940 Act protections.

Commodity Regulatory Risk. The Fund’s use of commodity futures subject to regulation by the CFTC has caused the Fund to be classified as a “commodity pool” and this designation requires that the Fund comply with CFTC rules, which may impose additional regulatory requirements and compliance obligations. The Fund’s investment decisions may need to be modified, and commodity contract positions held by the Fund may have to be liquidated at disadvantageous times or prices, to avoid exceeding any applicable position limits established by the CFTC, potentially subjecting the Fund to substantial losses. The regulation of commodity transactions in the United States is subject to ongoing modification by government, self-regulatory and judicial action. The effect of any future regulatory change with respect to any aspect of the Fund is impossible to predict, but could be substantial and adverse to the Fund.

Regulatory Risk. The regulatory framework governing sports-linked financial instruments is evolving and subject to significant uncertainty. Ducks Index Futures Contracts are a novel instrument class for which there is limited regulatory precedent. The CFTC has broad discretionary authority to determine whether particular contracts are consistent with the public interest, including authority to disapprove or direct an exchange to delist contracts that the CFTC determines involve gaming, are unlawful, or otherwise run contrary to the purposes of the CEA. The CFTC has recently proposed amendments to its rules concerning event contracts, commonly referred to as prediction markets, to specify which contracts may be determined contrary to the public interest and therefore may not be listed for trading or accepted for clearing on or through a CFTC-regulated entity. The CFTC or the listing exchange could, at any time and without advance notice, impose new conditions, margin or position-limit requirements, reporting obligations, trading halts, settlement adjustments, or delisting actions. Any such changes could, among other things; (i) impair the Fund’s ability to establish, maintain, or close positions; (ii) require the Fund to liquidate positions at disadvantageous prices; (iii) alter the economic characteristics on which the Fund relies; or (iv) render the Fund’s principal investment strategy impractical. In addition, future legislative, judicial, or administrative developments could retroactively affect the permissibility, settlement mechanics, or availability of Ducks Index Futures Contracts. These developments may occur abruptly and may not provide mechanisms for investor recourse or for the orderly unwind of positions. There can be no assurance that the regulatory environment for sports-linked financial instruments will remain stable or favorable.

Cyber Security Risk. The Fund is susceptible to operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding, but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the Fund’s third-party service providers, such as its administrator, transfer agent, or custodian, as applicable, or issuers in which the Fund invests, can also subject the Fund to many of the same risks associated with direct cyber security breaches. While the Fund has established business continuity plans and risk management systems designed to reduce the risks associated with cyber security, there are inherent limitations in such plans and systems. Additionally, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third-party service providers.

Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics (for example, the novel coronavirus COVID-19), have been and can be highly disruptive to economies and markets and have recently led, and may continue to lead, to increased market volatility and significant market losses. Such natural disaster and health crises could exacerbate political, social, and economic risks, and result in significant breakdowns, delays, shutdowns, social isolation, and other disruptions to important global, local and regional supply chains affected, with potential corresponding results on the operating performance of the Fund and its investments. A climate of uncertainty and panic, including the contagion of infectious viruses or diseases, may adversely affect global, regional, and local economies and reduce the availability of potential investment opportunities, and increases the difficulty of performing due diligence and modeling market conditions, potentially reducing the accuracy of financial projections. Under these circumstances, the Fund may have difficulty achieving its investment objectives which may adversely impact Fund performance. Further, such events can be highly disruptive to economies and markets, significantly disrupt the operations of individual companies (including, but not limited to, the Fund’s investment advisor, third party service providers, and counterparties), sectors, industries, markets, securities and commodity exchanges, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. These factors can cause substantial market volatility, exchange trading suspensions and closures, changes in the availability of and the margin requirements for certain instruments, and can impact the ability of the Fund to complete redemptions and otherwise affect Fund performance and Fund trading in the secondary market. A widespread crisis would also affect the global economy in ways that cannot necessarily be foreseen. How long such events will last and whether they will continue or recur cannot be predicted. Impacts from these could have a significant impact on the Fund’s performance, resulting in losses to your investment.

Performance

As of the date of this prospectus, the Fund has not yet commenced operations and therefore does not have a performance history. Once available, the Fund’s performance information will be accessible on the Fund’s website at www.volatilityshares.com and will provide some indication of the risks of investing in the Fund.

Management

Investment Adviser

Volatility Shares LLC

Portfolio Managers

The following persons serve as portfolio managers of the Fund.

•	Charles Lowery — Chief Investment Officer, Volatility Shares

•	Anand Desai — Head of Portfolio Management, Volatility Shares

•	Dustin Shidaker — Portfolio Manager, Volatility Shares

Each of the portfolio managers is primarily and jointly responsible for the day-to-day management of the Fund. Each of the Fund’s portfolio managers have served in such capacity since the Fund’s inception.

Purchase and Sale of Shares

The Fund issues and redeems Shares on a continuous basis, at NAV, only in large blocks of shares called “Creation Units.” Individual Shares may only be purchased and sold on the secondary market through a broker-dealer at a market price. Since Shares trade on securities exchanges in the secondary market at their market price rather than their NAV, the Shares may trade at a price greater than (premium) or less than (discount) the Fund’s NAV. An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). Recent information, including the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is available online at www.volatilityshares.com.

Tax Information

The Fund’s distributions will generally be taxable as ordinary income, returns of capital or capital gains. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser and Foreside Fund Services, LLC, the Fund’s distributor (the “Distributor”), may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Boston Bruins ETF

Investment Objective

The Boston Bruins ETF (the “Fund” or “[__]”) seeks to provide investment results, before fees and expenses, that correspond to the performance of futures contracts on the CME FSPI NHL Boston Bruins Index.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell Shares. Investors may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example set forth below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	[___]	%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses(1)	0.00%
Total Annual Fund Operating Expenses	[___]	%
(1)	“Other Expenses” are estimates based on the expenses the Fund expects to incur for the current fiscal year.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels. This example does not include the brokerage commissions that investors may pay to buy and sell Shares.

Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years
$[__]	$[___]

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. Because the Fund is new, portfolio turnover information is unavailable at this time.

Principal Investment Strategies

The Fund is an exchange-traded fund (“ETF”) that seeks to achieve its investment objective primarily through investments in futures contracts on the CME FSPI NHL Boston Bruins Index, which is a non-investable index (the “Bruins Index”). The Bruins Index is designed to systemically measure the cumulative team performance of the Boston Bruins only during games played over the regular and post-season. The Bruins Index is a transparent, rules-based system using official league statistics, where positive actions add points and negative actions subtract points. The Bruins Index is based on fifty-five statistical measures of performance and results of team games (wins, losses and ties) that results in continuous, live statistical values that underpin the value of the Bruins Index which is calculated into a trackable and tradable number. The Bruins Index is based solely on these statistical factors, and the performance of other professional hockey teams in the National Hockey League® (the “NHL”), or events outside of on-ice performance by the Boston Bruins, will not impact the value of the Bruins Index.

The Bruins Index has an initial standardized base value of 7,500 before the season and moves up or down based on officially reported statistics from each game, including real-time movement during regular season and postseason play. At the conclusion of the postseason, the Bruins Index value resets to 7,500.

The Bruins Index is maintained and calculated by FutureSports (the “Index Provider”). The Bruins Index methodology is designed to align with the International Organization of Securities Commissions (“IOSCO”) Principles for Financial Benchmarks and supported by published governance, oversight and methodology change procedures. The NHL serves as the official data source for the Bruins Index but does not participate in index determination or governance.

The Fund obtains exposure to the Bruins Index by investments in futures contracts that reference the Bruins Index and that trade on an exchange registered with the Commodity Futures Trading Commission (“Bruins Index Futures Contracts”), and cash, cash-like instruments or high quality securities that serve as collateral to the Fund’s investments in Bruins Index Futures Contracts (“Collateral Investments”).

Under normal circumstances, the Fund will invest at least 80% of the value of its net assets (plus borrowings for investment purposes) in Bruins Index-Linked Instruments. For purposes of this policy, “Bruins Index-Linked Instruments” means (i) Bruins Index Futures Contracts; (ii) shares of other investment companies registered under the Investment Company Act of 1940 (the “1940 Act”) that invest in similar assets to those in which the Fund may invest (“Other Investment Companies”); (iii) exchange traded options on the Bruins Index or shares of Other Investment Companies; and (iv) swap agreement transactions that reference Bruins Index Futures Contracts, Other Investment Companies, or the Bruins Index. Certain Bruins Index-Linked Instruments, such as Other Investment Companies or options thereon, are currently unavailable for investment, though are expected to become available in the future.

The Fund expects to gain investment exposure to the Bruins Index by investing a portion of its assets in a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”).

The Fund does not invest directly in prediction markets, event contracts or other instruments that provide exposure to individual sporting event or season-long outcomes or to investments that provide exposure to the financial performance of individual sports teams or leagues. Instead, the Fund seeks to benefit from increases in the price of Bruins Index Futures Contracts.

The investment adviser to the Fund and the Subsidiary is Volatility Shares LLC (the “Adviser” or “Volatility Shares”). The Adviser oversees the Fund and implements the day-to-day portfolio management responsibilities for the Fund. In serving as investment adviser to the Fund, the Adviser does not conduct conventional investment research or analysis or forecast market movement or trends.

The Fund is classified as a “non-diversified company” under the 1940 Act. The Fund will not concentrate its investments in securities of issuers in any industry or group of industries, as the term “concentrate” is used in the 1940 Act, except that the Fund may invest more than 25% of its total assets in Bruins Index-Linked Instruments.

The Boston Bruins

The Boston Bruins are a professional ice hockey team based in Boston, Massachusetts, competing in the Atlantic Division of the NHL’s Eastern Conference. During the 2025–2026 season, the Bruins finished fourth in the Atlantic Division, ranking 8th in standings points, 12th in goals for, 13th in goals against, and 31th in goal differential. The Bruins were founded in 1924 by grocery store magnate Charles Adams. The Bruins are currently owned by the Jacobs family, with Jeremy Jacobs serving as Chairman since 1975. The team has won six Stanley Cup championships, capturing titles in 1929, 1939, 1941, 1970, 1972, and 2011. Neither the Fund, the Trust, nor the Adviser is affiliated with the Boston Bruins.

Bruins Index Futures Contracts

The Fund intends to typically enter into cash-settled Bruins Index Futures Contracts as the “buyer,” except as detailed below.

In simplest terms, in a cash-settled futures market the counterparty pays cash to the buyer if the price of a futures contract goes up, and buyer pays cash to the counterparty if the price of the futures contract goes down. In order to maintain its exposure to the Bruins Index, the Fund intends to exit its futures contracts as they near expiration and replace them with new futures contracts with a later expiration date. Futures contracts with a longer term to expiration may be priced higher than futures contracts with a shorter term to expiration, a relationship called “contango”. When rolling futures contracts that are in contango the Fund will close its long position by selling the shorter-term contract at a relatively lower price and buying a longer-dated contract at a relatively higher price. The presence of contango will adversely affect the performance of the Fund. Conversely, futures contracts with a longer term to expiration may be priced lower than futures contracts with a shorter term to expiration, a relationship called “backwardation”. When rolling long futures contracts that are in backwardation, the Fund will close its long position by selling the shorter-term contract at a relatively higher price and buying a longer-dated contract at a relatively lower price. The presence of backwardation may positively affect the performance of the Fund. Further, the returns of the Bruins Index Futures Contracts may differ from that of the Bruins Index due to the divergence in prices or the costs associated with investing in futures contracts, which may negatively impact the Fund’s returns.

The Fund invests in Bruins Index Futures Contracts indirectly via the Subsidiary. The Subsidiary and the Fund will have the same investment adviser and investment objective. The Subsidiary will also follow the same general investment policies and restrictions as the Fund. Except as noted herein, for purposes of this Prospectus, references to the Fund’s investment strategies and risks include those of the Subsidiary. The Fund complies with the provisions of the 1940 Act governing investment policies and capital structure and leverage on an aggregate basis with the Subsidiary. Furthermore, the Adviser, as the investment adviser to the Subsidiary, complies with the provisions of the 1940 Act relating to investment advisory contracts as it relates to its advisory agreement with the Subsidiary. The Subsidiary also complies with the provisions of the 1940 Act relating to affiliated transactions and custody. Because the Fund intends to qualify for treatment as a regulated investment company (a “RIC”) under the Internal Revenue Code of 1986 (the “Code”), the size of the Fund’s investment in the Subsidiary will not exceed 25% of the Fund’s total assets at or around each quarter end of the Fund’s fiscal year. In order to qualify as a RIC, the Fund will have to reduce its exposure to its Subsidiary on or around the end of each of the Fund’s fiscal quarter ends. The Fund expects to reduce its exposure to its Subsidiary during these periods by investing in certain other investments as described below. During these periods, the Fund may not achieve its investment objective. At other times of the year, the Fund’s investments in the Subsidiary will significantly exceed 25% of the Fund’s total assets. The Subsidiary’s custodian is U.S. Bank, N.A.

If circumstances occur where market prices for Bruins Index Futures Contracts were not readily available, the Fund would fair value its Bruins Index Futures Contracts in accordance with its pricing and valuation policy and procedures for fair value determinations. Pursuant to those policies and procedures, the Adviser would consider various factors, such as pricing history; market levels prior to price limits or halts; and supply, demand, and open interest in Bruins Index Futures Contracts, among other factors. The Adviser would document its proposed pricing and methodology, detailing the factors that entered into the valuation.

Collateral Investments

The Fund will also invest its assets in Collateral Investments. The Collateral Investments may consist of high-quality securities, which include: (1) U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury; (2) investment companies registered under the 1940 Act that invest in high-quality securities; and/or (3) corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by businesses that are rated investment grade or determined by the Adviser to be of comparable quality. For these purposes, “investment grade” is defined as investments with a rating at the time of purchase in one of the four highest categories of at least one nationally recognized statistical rating organization (e.g., BBB- or higher from S&P Global Ratings or Baa3 or higher from Moody’s Investors Service, Inc.).

The Collateral Investments are designed to provide liquidity, serve as margin, or otherwise collateralize the Subsidiary’s investments in Bruins Index-Linked Instruments. The Fund expects that it will primarily invest its assets, and that the Subsidiary will primarily invest its assets, in Collateral Investments that are “securities,” as such term is defined under the 1940 Act.

Other Investments

In order to help the Fund maintain exposure to the Bruins Index, maintain its tax status as a RIC on days in and around quarter-end, help the Fund maintain its desired exposure to Bruins Index Futures Contracts when it is approaching or has exceeded position limits or accountability levels, or because of liquidity or other constraints, the Fund may invest in the following:

Reverse Repurchase Agreements

The Fund may invest in reverse repurchase agreements which are a form of borrowing in which the Fund sells portfolio securities to financial institutions and agrees to repurchase them at a mutually agreed-upon date and price that is higher than the original sale price, and use the proceeds for investment purchases.

As a result of the Fund repurchasing the securities at a higher price, the Fund will lose money by engaging in reverse repurchase agreement transactions.

As noted above, because the Fund intends to qualify for treatment as a RIC under the Code, the size of the Fund’s investment in the Subsidiary will not exceed 25% of the Fund’s total assets at or around each quarter end of the Fund’s fiscal year (the “Asset Diversification Test”). At other times of the year, the Fund’s investments in the Subsidiary will significantly exceed 25% of the Fund’s total (or gross) assets.

When the Fund seeks to reduce its total assets exposure to the Subsidiary, it may use the short-term Treasury Bills it owns (and purchase additional Treasury Bills as needed) to transact in reverse repurchase agreement transactions, which are ostensibly loans to the Fund. Those loans will increase the gross assets of the Fund, which the Adviser expects will allow the Fund to meet the Asset Diversification Test. When the Fund enters into a reverse repurchase agreement, it will either (i) be consistent with Section 18 of the 1940 Act and maintain asset coverage of at least 300% of the value of the reverse repurchase agreement; or (ii) treat the reverse repurchase agreement transactions as derivative transactions for purposes of Rule 18f-4 under the 1940 Act (“Rule 18f-4”), including as applicable, the value-at-risk based limit on leverage risk.

Other Investment Companies

The Fund may invest in shares of Other Investment Companies, that is, shares of investment companies registered under the 1940 Act that invest in similar assets to those in which the Fund may invest.

Exchange-traded option contracts on shares of Other Investment Companies.

The Fund may invest in exchange-listed option contracts on shares of Other Investment Companies, which invest in similar assets to those in which the Fund may invest. An option is a contract that gives the purchaser of the option, in return for the premium paid, the right to buy shares of an investment company, from the writer of the option (in the case of a call option), or to sell shares of the investment company to the writer of the option (in the case of a put option) at a designated price during the term of the option. The premium paid by the buyer of an option will reflect, among other things, the relationship of the exercise price to the market price and the volatility of the shares of the investment company, the remaining term of the option, supply, demand, interest rates and/or currency exchange rates. The Fund may utilize “American” style options or “European” style options. American style options are exercisable on any date prior to the expiration date of the option contract. In contrast, European style options are exercisable only on the expiration date of the option contract.

Swaps that reference Bruins Index Futures Contracts, Other Investment Companies, or the Bruins Index.

Swap contracts are transactions entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a swap transaction, the Fund and a counterparty will agree to exchange or “swap” payments based on the change in value of an underlying asset or benchmark. For example, the two parties may agree to exchange the return (or differentials in rates of returns) earned or realized on a particular investment or instrument. In the case of the Fund, the reference asset can be Bruins Index Futures Contracts, Other Investment Companies or the Bruins Index.

Principal Risks

As with all investments, there are certain risks of investing in the Fund. Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective. An investment in the Fund does not represent a complete investment program. An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, the Adviser or any of their affiliates. You should consider carefully the following risks before investing in the Fund.

Each risk noted below is considered a principal risk of investing in the Fund, regardless of the order in which it appears. The significance of each risk factor below may change over time and you should review each risk factor carefully.

Risks Specific to the Fund’s Investments

Investment Strategy Risk. The Fund, through the Subsidiary, invests primarily in Bruins Index Futures Contracts. The Fund does not invest directly in prediction markets, event contracts or other instruments that provide exposure to individual sporting event or season-long outcomes or to investments that provide exposure to the financial performance of individual sports teams or leagues. Instead, the Fund seeks to benefit from increases in the price of Bruins Index Futures Contracts. The price of Bruins Index Futures Contracts may not be an accurate measure of the Bruins Index. Consequently, the Fund may perform differently from the performance of the Bruins Index. There can be no guarantee that the performance of Bruins Index Futures Contracts will be highly correlated to the performance of the Bruins Index. Transaction costs (including the costs associated with futures investing), position limits, the availability of counterparties and other factors may impact the cost and pricing of Bruins Index Futures Contracts and decrease the correlation between the performance of Bruins Index Futures Contracts and the Bruins Index, over short- or long-term periods. In addition, the performance of back-month Bruins Index Futures Contracts is likely to differ more significantly from the performance of the Bruins Index. To the extent the Fund is invested in back-month Bruins Index Futures Contracts, the performance of the Fund should be expected to deviate more significantly from the performance of the Bruins Index. Moreover, because the Bruins Index is uninvestable, the Fund can only gain exposure through futures contracts and other derivatives, and differences between the prices of those instruments and the levels of the Bruins Index may result in the Fund experiencing larger losses or smaller gains than would be implied by changes in the Bruins Index alone.

Sports Performance Risk. The Fund’s investment strategy is inherently speculative. The value of Bruins Index Futures Contracts is derived from the statistical performance of a single professional sports team as measured by the Bruins Index. Successfully investing in Bruins Index Futures Contracts requires that the team tracked by the index performs well statistically over the course of a season, an outcome that is inherently uncertain and subject to numerous unpredictable variables, including player health, competitive dynamics, coaching decisions, and random variation in athletic performance. The Bruins Index may decline in value, and there can be no assurance that the team tracked by the index will perform at or above the levels implied by the prices of Bruins Index Futures Contracts at the time the Fund obtains exposure.

On-Ice Performance and Competitive Results Risk. The Fund’s investment performance is linked to the on-ice statistical performance of a single NHL team during the regular season and, if applicable, the playoffs. The prices of Bruins Index Futures Contracts are expected to rise when the team performs well statistically and to fall when the team performs poorly. Competitive results in professional hockey are inherently unpredictable and can be influenced by factors entirely outside the team’s control, including the performance of opposing teams, referee calls, random puck bounces, weather affecting travel, and in-game injuries. A team may enter a season with high expectations based on roster strength, coaching hires, or offseason acquisitions, only to underperform due to chemistry issues, unexpected injuries to key players, player slumps, or tactical mismatches against divisional opponents. The NHL season extends over several months and includes 82 regular season games per team, during which even a strong team may experience prolonged losing streaks that cause material declines in the Bruins Index. If the team fails to make the playoffs, the Fund will not benefit from any potential uplift in index value that could accompany postseason success. Conversely, early playoff elimination could cause sharp declines in futures prices if the market had priced in deeper postseason performance. Because the Fund is concentrated in a single NHL team, there is no opportunity to offset poor on-ice performance by gaining exposure to a stronger team or a different sport.

Bruins Index Investing Risk. The Fund is indirectly exposed to the risks of the Bruins Index through its investments in Bruins Index Futures Contracts and other Bruins Index-Linked Instruments. The Fund does not invest in the Bruins Index, which is an uninvestable index. The performance of the Bruins Index will be very different from a portfolio of Bruins Index Futures Contracts.

The Bruins Index moves up or down based on officially reported statistics from every game, match, or event throughout the regular season and postseason. Positive statistical actions (e.g., goals scored, points earned) add value to the index, while negative actions (e.g., opponent scoring, penalties or setbacks) subtract value. Poor statistical performance by the Boston Bruins could have a significant negative impact on the level of the Bruins Index and therefore the value of the Fund. In addition, unlike instruments that are based on tradable reference assets, the Bruins Index Futures Contracts and Bruins Index-Linked Instruments are tied to an index that is not directly investable and, thus, have settlement prices based on the calculation of that index, not the price of a tradable asset.

Concentrated Single-Team Exposure Risk. The Fund’s investment strategy results in concentrated exposure to a single professional sports team’s statistical performance (i.e., the Boston Bruins) as measured by an index. Unlike diversified funds that spread risk across multiple asset classes, sectors, or issuers, the Fund’s performance is primarily driven by the statistical output of one team over the course of a season. As a result, the Fund is more susceptible to risks affecting that team, including player injuries, suspensions, trades, retirements, coaching changes, front-office turnover, league sanctions, labor disputes, lockouts, or other events that directly or indirectly influence the team’s on-ice statistical performance. This degree of concentration will likely increase volatility in the Fund’s NAV, heighten the likelihood of significant losses over short periods, and cause the Fund’s returns to diverge substantially from those of more diversified investments. Additionally, because the Fund is concentrated in a single team, it is inherently concentrated in a single professional sports league. This subjects the Fund to league-specific risks, including league-wide labor disputes, broad scandal, changes to the structure or rules of the league, or events that cause the cancellation or suspension of games. The Fund has no ability to rotate exposure into a different team, sport, or league in response to adverse developments affecting the team to which it has exposure.

Insider Trading and Information Asymmetry Risk. Unlike securities markets, which are governed by well-established insider trading prohibitions under the Securities Exchange Act of 1934, the legal framework governing trading on the basis of material, non-public information in the context of commodity futures is less developed. While the CFTC has broad anti-manipulation and anti-fraud authority under the Commodity Exchange Act (“CEA”), specific rules and judicial precedent addressing what constitutes improper trading on non-public information in the context of sports-linked futures remain nascent. Certain individuals may possess material, non-public information that could affect the statistical performance of the Bruins Index and, consequently, the prices of Bruins Index Futures Contracts. Such individuals may include, without limitation, team coaches, players, trainers, team medical staff, front office personnel, referees, officials, league personnel, or sports data providers. For example, undisclosed injuries to key players or undisclosed lineup changes could materially affect the level of the Bruins Index. Such persons could trade Bruins Index Futures Contracts or Fund Shares to profit from their informational advantage prior to public disclosure. There is no guarantee that exchanges, the CME, or the CFTC will successfully detect and prevent such trading, and the Fund has no means of preventing such individuals from purchasing or selling Fund Shares. The participation of informed insiders in the market for Bruins Index Futures Contracts can create adverse selection for other market participants and distort market prices. Because the Fund is concentrated in a single team, the impact of insider trading on the Fund may be more pronounced than in markets with broader diversification.

League Credibility and Sports Integrity Risk. The Bruins Index is calculated based on official league statistics derived from the games of a single professional sports team, and the integrity of those games is fundamental to the reliability of the index. Efforts to interfere with the team’s games, including match-fixing, point-shaving, or referee manipulation, could materially affect the statistical data upon which the Bruins Index is based, create significant uncertainty regarding index levels, and cause pronounced price volatility in Bruins Index Futures Contracts. Confirmed or suspected game interference may also prompt legislative or regulatory responses, including restrictions on sports-linked financial products or emergency rulemaking by the CFTC, that could restrict the listing or trading of Bruins Index Futures Contracts. Even widely publicized allegations of interference, absent actual misconduct, could undermine market confidence in the Bruins Index and the futures contracts that reference it.

Gaming and State Regulatory Litigation Risk. Exchanges that list sports-linked financial instruments, including Bruins Index Futures Contracts, may be subject to legal challenges brought by state attorneys general, state gaming commissions, and other state-level actors asserting that such instruments constitute regulated gambling or gaming activity under state law, notwithstanding that such contracts are listed on a CFTC-regulated exchange. Such proceedings may assert that the listing of sports-linked contracts violates state gaming statutes, requires state gaming or sports wagering licenses, or constitutes an illegal gambling enterprise. These exchanges, and the CFTC in certain court filings, have asserted that the CEA and the CFTC’s exclusive jurisdiction over CFTC-regulated exchanges preempts state gaming regulations. There is no assurance that federal courts will rule in favor of federal preemption, and resolution may require years of litigation and potentially appellate review. An adverse ruling could result in the suspension or cessation of trading in Bruins Index Futures Contracts, material operational restrictions, significant financial penalties, or the effective loss of the ability to list sports-linked futures. Any of these outcomes could materially and adversely affect the Fund’s ability to achieve its investment objective and could result in significant losses.

Platform and Distribution Restriction Risk. Broker-dealers, registered investment adviser platforms, wirehouses, and other financial intermediaries may refuse to list, recommend, or permit purchases of Fund Shares through their platforms due to the Fund’s association with sports performance outcomes and the perception that such products are akin to sports wagering, regardless of the Fund’s legal status as a registered investment company under the 1940 Act. Certain intermediaries may permit only unsolicited purchases, prohibit financial advisers from recommending the Fund, or exclude the Fund from model portfolios entirely. These restrictions could limit the Fund’s accessible investor base, constrain assets under management, reduce secondary market liquidity, widen bid-ask spreads, and increase the likelihood that Fund Shares will trade at significant premiums or discounts to net asset value. Even if an intermediary initially permits distribution, it may subsequently restrict access in response to adverse regulatory developments, reputational concerns, or changes in compliance policies. If a significant number of intermediaries refuse to distribute Fund Shares, the Fund may be unable to achieve sufficient scale, which could increase the Fund’s expense ratio, reduce trading volume, and impair the Fund’s ability to operate effectively.

Novel Market Risk. Bruins Index Futures Contracts are a novel asset class with limited trading history. The market may not develop the depth, liquidity, or trading efficiency associated with more established futures markets, and its pricing may be influenced by factors unrelated to fundamental assessments of team performance, including speculative activity, behavioral biases, regulatory headlines, or concentrated participation by a limited number of traders. There is limited historical data on which to base expectations regarding future price behavior, volatility patterns, or the costs associated with maintaining exposure, and traditional risk metrics may not accurately capture the risks of investing in this market. There can be no assurance that the market for Bruins Index Futures Contracts will achieve or sustain the level of participation, liquidity, and price discovery necessary for the Fund to effectively pursue its investment objective.

Limited Price Discovery and Market Depth Risk. Because Bruins Index Futures Contracts are a newly created instrument class, the market may lack the depth, breadth, and participation necessary for reliable price discovery. Traditional commodity futures markets benefit from decades of participation by commercial hedgers, speculators, and arbitrageurs whose activities contribute to efficient pricing. The market for Bruins Index Futures Contracts is expected to have few, if any, natural commercial hedgers, and may be dominated by retail speculators, algorithmic traders, or a small number of institutional participants. This concentrated participation could result in prices that do not accurately reflect fair value, wider bid-ask spreads, and elevated intraday price volatility. In thin markets, even modest order flow from the Fund could move prices against the Fund, increasing transaction costs and reducing returns. There can be no assurance that the market for Bruins Index Futures Contracts will develop sufficient liquidity over time, and the Fund may be unable to establish or exit positions at prices the Fund considers favorable.

Seasonality and Offseason Risk. The Bruins Index resets to a standardized base value prior to the start of each sports season and has a defined life cycle that ends following the postseason. Because the Fund tracks a single team in a single sport, the Fund is tied to that sport’s competitive calendar and has no ability to diversify across sports or rotate into a sport that is in-season when the team’s sport is not. During the playing season, the Bruins Index moves in real-time based on officially reported game statistics, and the prices of Bruins Index Futures Contracts are expected to reflect both the current index level and market expectations regarding future team performance. During the offseason, however, the Bruins Index will not move because no games are being played, and the Fund’s exposure to Bruins Index Futures Contracts will behave differently than during the playing season. The Fund anticipates maintaining exposure to Bruins Index Futures Contracts during the offseason. Although the underlying index will be static during this period, the prices of Bruins Index Futures Contracts may still fluctuate based on market expectations regarding the team’s prospects for the upcoming season, including coaching changes, player trades, draft picks, free agent signings, injury recovery timelines, training camp developments, and other factors that affect the market’s assessment of the team’s likely statistical performance. However, because the index itself is not moving during the offseason, the magnitude of futures price movements may be reduced relative to the playing season, and the relationship between futures prices and the underlying index level may be less predictable. There can be no assurance that the Fund’s offseason futures holdings will appreciate in value, and the Fund may experience losses during the offseason if market sentiment regarding the team’s upcoming season deteriorates. In addition, there can be no assurance that Bruins Index Futures Contracts will be available in sufficient volume or at favorable pricing during the offseason or at the start of a new season.

League Discontinuation, Lockout, or Strike Risk. The Fund’s ability to invest in Bruins Index Futures Contracts depends on the continued operation of the NHL and the playing of scheduled games. Labor disputes between the NHL and its players’ union could result in a lockout or strike that suspends or cancels all or a significant portion of a season. The NHL has previously experienced work stoppages, including a full-season cancellation in 2004-2005. During any such period, no games would be played, the Bruins Index would not generate data, and trading in Bruins Index Futures Contracts could be suspended or severely impaired. The Fund would be unable to pursue its investment strategy during such a period, may be forced to liquidate positions at disadvantageous prices, and could experience substantial losses. Even after a labor dispute is resolved, the shortened or restructured season could materially change the statistical patterns underlying the index methodology. In addition, force majeure events such as a pandemic, natural disaster, or other circumstances beyond the control of the league could cause widespread game cancellations or delays. There can be no assurance that the league will not experience a work stoppage or other extended interruption during the Fund’s investment period, or that the Fund will be able to recover any losses incurred as a result of such events.

Index Provider and Data Dependency Risk. The Bruins Index is maintained and calculated by a single Index Provider, FutureSports. If the Index Provider were to experience operational failures, cease operations, lose its data feed from the applicable sports league, experience a cybersecurity breach, or otherwise become unable to calculate the Bruins Index, Bruins Index Futures Contracts may have no reliable reference value, which could materially and adversely affect the value of the Fund. In addition, the Bruins Index is calculated solely on the basis of officially reported statistics from a single sports league. The league serves as the data source but does not participate in index determination or governance. If the league were to report incorrect statistics, issue post-game corrections, change how it reports or categorizes statistics, delay reporting, or discontinue the provision of data to the Index Provider, the settlement prices of Bruins Index Futures Contracts could be based on erroneous or incomplete data. Furthermore, the Index Provider controls the methodology by which official statistics are translated into index points. If the Index Provider amends or discontinues its methodology, the behavior of the Bruins Index could change materially and the futures market may not immediately price in such changes. The Bruins Index is calculated in real-time while games are being played, which introduces latency, data-feed, and computational risks that differ from those associated with traditional financial indexes.

Trading Hours and Sporting Event Timing Risk. NHL games may occur during evening hours, on weekends, and on holidays when the Exchange is closed and when the market for Bruins Index Futures Contracts may have limited or no trading activity. Because the Bruins Index moves in real-time while games are being played, material index movements may occur during periods when investors are unable to buy or sell Shares or when Bruins Index Futures Contracts are not actively trading. As a result, the opening price of Shares and the prices of Bruins Index Futures Contracts on the next trading session may differ significantly from the prior session’s closing prices, potentially resulting in large gaps at the open. Shareholders may not be able to sell their Shares until after such a gap has been fully realized, resulting in an inability to mitigate losses in a declining market.

Futures Contracts Risk. Risks of futures contracts include: (i) an imperfect correlation between the value of the futures contract and the underlying asset; (ii) possible lack of a liquid secondary market; (iii) the inability to close a futures contract when desired; (iv) losses caused by unanticipated market movements, which may be unlimited; (v) an obligation for the Fund to make daily cash payments to maintain its required margin, particularly at times when the Fund may have insufficient cash; and (vi) unfavorable execution prices from rapid selling. Unlike equities, which typically entitle the holder to a continuing stake in a corporation, futures contracts normally specify a certain date for settlement in cash based on the reference asset. As the futures contracts approach expiration, they may be replaced by similar contracts that have a later expiration. This process is referred to as “rolling.” If the market for these contracts is in “contango,” meaning that the prices of futures contracts in the nearer months are lower than the price of contracts in the distant months, the sale of the near-term month contract would be at a lower price than the longer-term contract, resulting in a cost to “roll” the futures contract. The actual realization of a potential roll cost will be dependent upon the difference in price of the near and distant contract. Because the margin requirement for futures contracts is less than the value of the assets underlying the futures contract, futures trading involves a degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 40% of the value of the futures contract is deposited as margin, a subsequent 20% decrease in the value of the futures contract would result in a loss of half of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A decrease in excess of 40% would result in a loss exceeding the original margin deposit, if the futures contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount initially invested in the futures contract. However, the Fund would presumably have sustained comparable losses if, instead of investing in the futures contract, it had invested in the underlying financial instrument and sold it after the decline. Further, if the market for Bruins Index Futures Contracts is in a period of contango, if the performance of the Bruins Index and the price of Bruins Index Futures Contracts were to decline, the Fund would experience the negative impact of contango. The impact of backwardation or contango may lead to the returns of the Fund to vary significantly from the total return of other price references. Additionally, in the event of a prolonged period of contango, and absent the impact of rising or falling pricing in the Bruins Index, this could have a significant negative impact on the Fund’s NAV and total return.

Position Limits and Price Limits

The CFTC and various exchanges on which Bruins Index Futures Contracts trade have established position limits and price limits for Bruins Index Futures Contracts. Position limit regulation and price limit regulation serve distinct purposes and are regulated differently.

Position limits are designed to prevent excessive speculation that could cause sudden or unreasonable fluctuations in the price of a commodity. They limit the maximum number of contracts a person or entity can hold in a particular commodity.

Price limits are mechanisms to maintain orderly markets by restricting the price range within which futures contracts can trade during a trading session. They prevent extreme price movements that could disrupt market stability. Price limits are typically set as a percentage of the previous day's settlement price. When price limits are hit, trading may be halted or expanded depending on the product and regulatory rules. Unlike position limits, price limits do not restrict the number of contracts a trader can hold but rather the price at which those contracts can be traded. When a price limit is hit, the market for Bruins Index Futures Contracts may temporarily halt until price limits can be expanded or trading may be stopped for the day.

If the Fund is unable to buy or sell Bruins Index Futures Contracts as a result of position limits being hit or price limits that result in a halted or closed market—or for other reasons including limited liquidity in the market for Bruins Index Futures Contracts, a disruption to the market for Bruins Index Futures Contracts, or as a result of margin requirements, accountability levels, or other limitations imposed by the Fund’s futures commission merchants (“FCMs”), the listing exchanges, or the CFTC—the Adviser would take such action as it believes appropriate and in the best interest of the Fund in consideration of the facts and circumstances at such time, including: (i) investing in Bruins Index-Linked Instruments that are not Bruins Index Futures Contracts; (ii) requiring that authorized participants purchase and redeem in large blocks of shares called “Creation Units” through an exchange for related position (EFRP) method rather than in cash; (iii) applying increased authorized participant variable transaction fees for purchases or redemptions of Creation Units made in cash; or (iv) de-levering the Fund, relative to its investment objective, by an amount reflecting prevailing price limits. In addition, the Fund generally may suspend the issuance of Creation Units only for a limited time and only due to extraordinary circumstances, such as when the markets on which the ETF’s portfolio holdings are traded are closed for a limited period of time; that is to say, when the Fund is unable to increase its exposure to underlying assets.

Cost of Futures Investment Risk. When a Bruins Index Futures Contract is nearing expiration, the Fund will generally sell it and use the proceeds to buy a Bruins Index Futures Contract with a later expiration date. This is commonly referred to as “rolling”.

If the Fund rolls Bruins Index Futures Contracts that are in contango, the Fund would sell a lower priced, expiring contract and purchase a higher priced, longer-dated contract. The price difference between the expiring contract and longer-dated contract associated with rolling Bruins Index Futures Contracts is typically substantially higher than the price difference associated with rolling other futures contracts. Contango in the market for Bruins Index Futures Contracts may have a significant adverse impact on the performance of the Fund and may cause Bruins Index Futures Contracts and the Fund to underperform the Bruins Index. Both contango and backwardation would reduce the Fund’s correlation to the Bruins Index and may limit or prevent the Fund from achieving its investment objective. The impact of both contango and backwardation may also be greater to the extent the Fund invests in back-month Bruins Index Futures Contracts.

Investment Capacity Risk. If the Fund’s ability to obtain exposure to Bruins Index Futures Contracts consistent with its investment objective is disrupted for any reason, including but not limited to, limited liquidity in the market for Bruins Index Futures Contracts, a disruption to the market for Bruins Index Futures Contracts, or as a result of margin requirements or position limits imposed by the Fund’s FCMs, the CME, or the CFTC, and the Fund could not otherwise meet its investment objective through the use of other investments discussed above, the Fund would not be able to achieve its investment objective and may experience significant losses.

Liquidity Risk. The market for the Bruins Index Futures Contracts may be subject to periods of illiquidity. During such times it may be difficult or impossible to buy or sell a position at the desired price. Market disruptions or volatility can also make it difficult to find a counterparty willing to transact at a reasonable price and sufficient size. Illiquid markets may cause losses, which could be significant. Large positions also increase the risk of illiquidity, which may make the Fund’s positions more difficult to liquidate, and increase the losses incurred while trying to do so.

Derivatives Risk. In addition to Bruins Index Futures Contracts, the Fund may obtain exposure through the following other derivatives: (1) exchange traded options on Other Investment Companies and/or (2) swap agreement transactions that reference Bruins Index Futures Contracts, Other Investment Companies, or the Bruins Index.

Investing in derivatives may be considered aggressive and may expose the Fund to risks different from, or possibly greater than, the risks associated with investing directly in the reference asset(s) underlying the derivative (e.g., the securities or commodities contained in the Fund). The use of derivatives may result in larger losses or smaller gains than directly investing in securities or commodities. The risks of using derivatives include: (1) the risk that there may be imperfect correlation between the price of the financial instruments and movements in the prices of the reference asset(s); (2) the risk that an instrument is mispriced; (3) credit or counterparty risk on the amount a Fund expects to receive from a counterparty; (4) the risk that securities prices, interest rates and currency markets will move adversely and a Fund will incur significant losses; (5) the risk that the cost of holding a financial instrument might exceed its total return; and (6) the possible absence of a liquid secondary market for a particular instrument and possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to adjust a Fund’s position in a particular instrument when desired. Each of these factors may prevent a Fund from achieving its investment objective and may increase the volatility (i.e., fluctuations) of the Fund’s returns. Because derivatives often require limited initial investment, the use of derivatives also may expose a Fund to losses in excess of those amounts initially invested.

The performance of any Bruins Index-Linked Instrument may not track the performance of its underlying benchmark due to embedded costs and other factors. Thus, to the extent the Fund invests in swaps that use a Bruins Index-Linked Instrument as the reference asset, the Fund may be subject to greater correlation risk and may not achieve as high a degree of correlation with its investment objective than if the Fund only used Bruins Index Futures Contracts.

Swap Agreements Risk. The Fund may enter into cash-settled swaps and other derivatives to gain exposure to an underlying asset without actually purchasing such asset. Swaps are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on a particular pre-determined interest rate, commodity, security, indexes, or other assets or measurable indicators. The primary risks associated with the use of swaps are mispricing or improper valuation, imperfect correlation between movements in the notional amount and the price of the underlying investments, and the failure of a counterparty to perform. If a counterparty’s creditworthiness for an over-the-counter swap declines, the value of the swap would likely decline. Moreover, there is no guarantee that the Fund could eliminate its exposure under an outstanding swap by entering into an offsetting swap with the same or another party. In addition, the Fund may use a combination of swaps on an underlying index.

Options Risk. The Fund may purchase exchange-traded options that reference shares of Other Investment Companies. Transactions in options generally require less capital than equivalent stock transactions. They may return smaller dollar figures but a potentially greater percentage of the investment than equivalent stock transactions. The potential profit is limited to the premium received for the contract. The potential loss can be unlimited. While leverage means the percentage returns can be significant, the amount of cash required is smaller than equivalent stock transactions. It is possible to lose the entire principal invested, and sometimes more. As an options holder, a Fund risks the entire amount of the premium it pays. But as an options writer, it takes on a much higher level of risk. For example, if the Fund writes an uncovered call, it faces unlimited potential loss, since there is no cap on how high a stock price can rise. When buying options, a Fund risks losing the premium paid, plus commissions and fees.

Reverse Repurchase Agreements Risk. The Fund may invest in reverse repurchase agreements. Reverse repurchase agreements are transactions in which the Fund sells portfolio securities to financial institutions such as banks and broker-dealers, and agrees to repurchase them at a mutually agreed-upon date and price which is higher than the original sale price. Reverse repurchase agreements are a form of leverage and the use of reverse repurchase agreements by the Fund may increase the Fund’s volatility. The Fund incurs costs, including interest expenses, in connection with the opening and closing of reverse repurchase agreements that will be borne by the shareholders.

Reverse repurchase agreements are also subject to the risk that the other party to the reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Fund. In situations where the Fund is required to post collateral with a counterparty, the counterparty may fail to segregate the collateral or may commingle the collateral with the counterparty’s own assets. As a result, in the event of the counterparty’s bankruptcy or insolvency, the Fund’s collateral may be subject to the conflicting claims of the counterparty’s creditors, and the Fund may be exposed to the risk of a court treating the Fund as a general unsecured creditor of the counterparty, rather than as the owner of the collateral. There can be no assurance that a counterparty will not default and that the Fund will not sustain a loss on a transaction as a result.

Reverse repurchase agreements also involve the risk that the market value of the securities sold by the Fund may decline below the price at which it is obligated to repurchase the securities. In addition, when the Fund invests the proceeds it receives in a reverse repurchase transaction, there is a risk that those investments may decline in value. In this circumstance, the Fund could be required to sell other investments in order to meet its obligations to repurchase the securities.

Risks Related to Investing in Other Investment Companies. The Fund may invest in long or short positions in Other Investment Companies (i.e., investment companies registered under the 1940 Act that invest in similar assets to those in which the Fund may invest). Investing in Other Investment Companies may involve duplication of advisory or management fees and certain other expenses. By investing in Other Investment Companies, the Fund becomes a shareholder of that Other Investment Company. As a result, Fund shareholders indirectly bear the Fund’s proportionate share of the fees and expenses paid by shareholders of the Other Investment Company, in addition to the fees and expenses Fund shareholders bear in connection with the Fund’s own operations. As a shareholder, the Fund must rely on the Other Investment Company to achieve its investment objective. The Fund’s performance may be magnified positively or negatively by virtue of its investment in the Other Investment Company. If the Other Investment Company fails to achieve its investment objective, the value of the Fund’s investment could decline, thus affecting the Fund’s performance. In addition, because certain Other Investment Company shares are listed on national stock exchanges and are traded like stocks on an exchange, their shares potentially may trade at a discount or a premium. Investments in such shares may be subject to brokerage and other trading costs, which could result in greater expenses to the Fund. Finally, because the value of certain Other Investment Company shares may depend on the demand in the market, the Adviser may not be able to liquidate the Fund’s holdings in those shares at the most optimal time, adversely affecting the Fund’s performance.

Collateral Investments Risk. The Fund’s use of Collateral Investments may include obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities, including bills, notes and bonds issued by the U.S. Treasury, investment companies registered under the 1940 Act that invest in high-quality securities and corporate debt securities, such as commercial paper.

Some securities issued or guaranteed by federal agencies and U.S. Government-sponsored instrumentalities may not be backed by the full faith and credit of the United States, in which case the investor must look principally to the agency or instrumentality issuing or guaranteeing the security for ultimate repayment, and may not be able to assert a claim against the United States itself in the event that the agency or instrumentality does not meet its commitment. The U.S. Government, its agencies and instrumentalities do not guarantee the market value of their securities, and consequently, the value of such securities may fluctuate. Although the Fund may hold securities that carry U.S. Government guarantees, these guarantees do not extend to the Shares.

Investment companies that invest in high-quality securities are subject to management fees and other expenses. Therefore, investments in these funds will cause the Fund to bear indirectly a proportional share of the fees and costs of the funds in which it invests. At the same time, the Fund will continue to pay its own management fees and expenses with respect to all of its assets, including any portion invested in the shares of such fund. It is possible to lose money by investing in investment companies that invest in high-quality securities.

Corporate debt securities such as commercial paper generally are short-term unsecured promissory notes issued by businesses. Corporate debt may carry variable or floating rates of interest. Corporate debt securities carry both credit risk and interest rate risk. Credit risk is the risk that the Fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it is due.

Asset Concentration Risk. Since the Fund may take concentrated positions in Bruins Index Futures Contracts, the Fund’s performance may be hurt disproportionately and significantly by the poor performance of those positions to which it has significant exposure. Asset concentration makes the Fund more susceptible to any single occurrence affecting the underlying positions and may subject the Fund to greater market risk than more diversified funds.

Counterparty Risk. The Fund will be subject to credit risk (i.e., the risk that a counterparty is unwilling or unable to make timely payments or otherwise meet its contractual obligations) with respect to the amount the Fund expects to receive from counterparties to: Bruins Index Futures Contracts; reverse repurchase agreements; swaps on Bruins Index Futures Contracts, Other Investment Companies, or the Bruins Index.

The Fund may be negatively impacted if a counterparty becomes bankrupt or otherwise fails to perform its obligations under such an agreement. The Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding and the Fund may obtain only limited recovery or may obtain no recovery in such circumstances. In order to attempt to mitigate potential counterparty credit risk, the Fund typically enters into transactions with major financial institutions.

The counterparty to an exchange-traded futures contract is subject to the credit risk of the clearing house and the FCM through which it holds its position. Specifically, the FCM or the clearing house could fail to perform its obligations, causing significant losses to the Fund. For example, the Fund could lose margin payments it has deposited with an FCM as well as any gains owed but not paid to the Fund, if the FCM or clearing house becomes insolvent or otherwise fails to perform its obligations. Credit risk of market participants with respect to derivatives that are centrally cleared is concentrated in a few clearing houses and it is not clear how an insolvency proceeding of a clearing house would be conducted and what impact an insolvency of a clearing house would have on the financial system. Under current CFTC regulations, a FCM maintains customers’ assets in a bulk segregated account. If a FCM fails to do so, or is unable to satisfy a substantial deficit in a customer account, its other customers may be subject to risk of loss of their funds in the event of that FCM’s bankruptcy. In that event, in the case of futures, the FCM’s customers are entitled to recover, even in respect of property specifically traceable to them, only a proportional share of all property available for distribution to all of that FCM’s customers. In addition, if the FCM does not comply with the applicable regulations, or in the event of a fraud or misappropriation of customer assets by the FCM, the Fund could have only an unsecured creditor claim in an insolvency of the FCM with respect to the margin held by the FCM. FCMs are also required to transfer to the clearing house the amount of margin required by the clearing house, which amount is generally held in an omnibus account at the clearing house for all customers of the FCM. In addition, the Fund may enter into futures contracts and repurchase agreements with a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. The Fund does not specifically limit its counterparty risk with respect to any single counterparty.

Further, there is a risk that no suitable counterparties are willing to enter into reverse repurchase agreements with the Fund, or continue to enter into, reverse repurchase agreement transactions with the Fund and, as a result, the Fund may not be able to achieve its investment objective. There is also the risk that the Fund may not be able to engage in reverse repurchase agreement transactions because suitable counterparties refuse to enter into transactions with the Fund. Contractual provisions and applicable law may prevent or delay the Fund from exercising its rights to terminate an investment or transaction with a financial institution experiencing financial difficulties, or to realize on collateral, and another institution may be substituted for that financial institution without the consent of the Fund. If the credit rating of a counterparty to a futures contract and/or repurchase agreement declines, the Fund may nonetheless choose or be required to keep existing transactions in place with the counterparty, in which event the Fund would be subject to any increased credit risk associated with those transactions. Also, in the event of a counterparty’s (or its affiliate’s) insolvency, the possibility exists that the Fund’s ability to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral, could be stayed or eliminated under special resolution regimes adopted in the United States, the European Union and various other jurisdictions. Such regimes provide government authorities with broad authority to intervene when a financial institution is experiencing financial difficulty. In particular, the regulatory authorities could reduce, eliminate, or convert to equity the liabilities to the Fund of a counterparty who is subject to such proceedings in the European Union (sometimes referred to as a “bail in”).

Credit Risk. An issuer or other obligated party of a debt security may be unable or unwilling to make dividend, interest and/or principal payments when due. In addition, the value of a debt security may decline because of concerns about the issuer’s ability or unwillingness to make such payments.

Debt Securities Risk. Investments in debt securities subject the holder to the credit risk of the issuer. Credit risk refers to the possibility that the issuer or other obligor of a security will not be able or willing to make payments of interest and principal when due. Generally, the value of debt securities will change inversely with changes in interest rates. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. During periods of falling interest rates, the income received by the Fund may decline. If the principal on a debt security is prepaid before expected, the prepayments of principal may have to be reinvested in obligations paying interest at lower rates. Debt securities generally do not trade on a securities exchange making them generally less liquid and more difficult to value than common stock.

Interest Rate Risk. Interest rate risk is the risk that the value of the debt securities in the Fund’s portfolio will decline because of rising market interest rates. Interest rate risk is generally lower for shorter term debt securities and higher for longer-term debt securities. Duration is a reasonably accurate measure of a debt security’s price sensitivity to changes in interest rates and a common measure of interest rate risk. Duration measures a debt security’s expected life on a present value basis, taking into account the debt security’s yield, interest payments and final maturity. In general, duration represents the expected percentage change in the value of a security for an immediate 1% change in interest rates. For example, the price of a debt security with a three-year duration would be expected to drop by approximately 3% in response to a 1% increase in interest rates. Therefore, prices of debt securities with shorter durations tend to be less sensitive to interest rate changes than debt securities with longer durations. As the value of a debt security changes over time, so will its duration.

Clearing Broker Risk. The Fund’s investments in exchange-traded futures contracts expose it to the risks of a clearing broker (or a FCM). Under current regulations, a clearing broker or FCM maintains customers’ assets in a bulk segregated account. There is a risk that Fund assets deposited with the clearing broker to serve as margin may be used to satisfy the broker’s own obligations or the losses of the broker’s other clients. In the event of default, the Fund could experience lengthy delays in recovering some or all of its assets and may not see any recovery at all. Furthermore, the Fund is subject to the risk that no FCM is willing or able to clear the Fund’s transactions or maintain the Fund’s assets. If the Fund’s FCMs are unable or unwilling to clear the Fund’s transactions, or if the FCM refuses to maintain the Fund’s assets, the Fund will be unable to have its orders for Bruins Index Futures Contracts fulfilled or assets custodied. In such a circumstance, the performance of the Fund will likely deviate from the performance of changes in the Bruins Index and may result in the proportion of Bruins Index Futures Contracts in the Fund’s portfolio relative to the total assets of the Fund to decrease.

Non-Diversification Risk. The Fund is classified as a “non-diversified company” under the 1940 Act. As a result, the Fund is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by the diversification requirements imposed by the Code. The Fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly invested in certain issuers.

Risks Related to the Management of the Fund

Active Management Risk. The Fund is actively managed, and its performance reflects investment decisions that the Adviser makes for the Fund. Such judgments about the Fund’s investments may prove to be incorrect. If the investments selected and the strategies employed by the Fund fail to produce the intended results, the Fund could underperform as compared to other funds with similar investment objectives and/or strategies, or could have negative returns.

Frequent Trading Risk. The Fund regularly purchases and subsequently sells (i.e., “rolls”) individual futures contracts throughout the year so as to maintain a fully invested position. As the contracts near their expiration dates, the Fund rolls them over into new contracts. This frequent trading of contracts may increase the amount of commissions or mark-ups to broker-dealers that the Fund pays when it buys and sells contracts, which may detract from the Fund’s performance. High portfolio turnover may result in the Fund paying higher levels of transaction costs and may generate greater tax liabilities for shareholders. Frequent trading risk may cause the Fund’s performance to be less than expected.

Rebalancing Risk. If for any reason the Fund is unable to rebalance all or a portion of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund may be over- or under-exposed to the returns of the Bruins Index. Additionally, because the market for Bruins Index Futures Contracts is nascent and may be thinly traded, the Fund’s own trading activity, including purchases, sales, and rolling of contracts, could materially influence the prices of Bruins Index Futures Contracts. If the Fund represents a significant portion of the open interest or trading volume, its activity could move prices against it, resulting in higher costs and reduced returns. If other market participants anticipate the Fund’s trading patterns, they may engage in front-running or other anticipatory trading strategies that further increase the Fund’s transaction costs. The trading activity associated with such transactions will contribute to the existing trading volume on the underlying futures contracts and may adversely affect the market price of such underlying futures contracts.

Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or systems failures. The Fund and the Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

Valuation Risk. The Fund or the Subsidiary may hold securities or other assets that may be valued on the basis of factors other than market quotations. This may occur because the asset or security does not trade on a centralized exchange, or in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” assets or securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, there is no assurance that the Fund or the Subsidiary could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund or the Subsidiary would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund or the Subsidiary at that time. The Fund’s ability to value investments may be impacted by technological issues or errors by pricing services or other third-party service providers.

New Fund Risk. As of the date of this prospectus, the Fund has no operating history and currently has fewer assets than larger funds. Like other new funds, large inflows and outflows may impact the Fund’s market exposure for limited periods of time. This impact may be positive or negative, depending on the direction of market movement during the period effected.

Risks Related to Trading of Shares

Trading Issues Risk. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. The Fund may have difficulty maintaining its listing on the Exchange in the event the Fund’s assets are small, the Fund does not have enough shareholders, or if the Fund is unable to proceed with creation and/or redemption orders.

Authorized Participant Concentration Risk. Only an “authorized participant” or “AP” (i.e., broker-dealers and large institutional investors that have entered into participation agreement with the Fund) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that act as APs on an agency basis (i.e. on behalf of other market participants). To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem, in either of these cases, Shares may trade at a discount to the Fund’s net asset value and possibly face delisting.

Market Maker Risk. If the Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of Shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s net asset value and the price at which the Shares are trading on the Exchange, which could result in a decrease in value of the Shares. In addition, decisions by market makers or APs to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Shares trading at a discount to net asset value and also in greater than normal intra-day bid-ask spreads for Shares.

Premium/Discount Risk. The market price of the Fund’s Shares will generally fluctuate in accordance with changes in the Fund’s net asset value as well as the relative supply of and demand for Shares on the Exchange. The Fund’s market price may deviate from the value of the Fund’s underlying portfolio holdings, particularly in time of market stress, with the result that investors may pay more or receive less than the underlying value of the Shares bought or sold. The Adviser cannot predict whether Shares will trade below, at, or above their net asset value because the Shares trade on the Exchange at market prices and not at net asset value. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related, but not identical, to the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. However, given that Shares can only be purchased and redeemed in Creation Units, and only to and from broker-dealers and large institutional investors that have entered into participation agreements (unlike shares of closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset value), the Adviser believes that large discounts or premiums to the net asset value of Shares should not be sustained. In addition, because the Fund provides exposure to the statistical performance of a single professional sports team, demand for Shares may be influenced by fan loyalty, emotional attachment, and team-related sentiment rather than by rational assessments of the Fund’s expected risk-adjusted returns. These demand patterns could increase intraday volatility in Fund Shares, widen bid-ask spreads, and result in investors purchasing or selling Shares at prices that do not reflect the Fund’s underlying NAV. During stressed market conditions, the market for the Fund’s Shares may become less liquid in response to deteriorating liquidity in the market for the Fund’s underlying portfolio holdings, which could in turn lead to differences between the market price of the Fund’s Shares and their net asset value. This can be reflected as a spread between the bid and ask prices for the Fund quoted during the day or a premium or discount in the closing price from the Fund’s NAV.

Active Market Risk. Although the Shares are listed for trading on the Exchange, there can be no assurance that an active trading market for the Shares will develop or be maintained. Shares trade on the Exchange at market prices that may be below, at or above the Fund’s net asset value. Securities, including the Shares, are subject to market fluctuations and liquidity constraints that may be caused by such factors as economic, political, or regulatory developments, changes in interest rates, and/or perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments.

Cash Transaction Risk. Most ETFs generally make in-kind redemptions to avoid being taxed at the fund level on gains on the distributed portfolio securities. However, unlike most ETFs, the Fund currently intends to effect some or all redemptions for cash, rather than in-kind, because of the nature of the Fund’s investments. The Fund may be required to sell portfolio securities to obtain the cash needed to distribute redemption proceeds, which involves transaction costs that the Fund may not have incurred had it effected redemptions entirely in kind. These costs may include brokerage costs and/or taxable gains or losses, which may be imposed on the Fund and decrease the Fund’s NAV to the extent such costs are not offset by a transaction fee payable to an AP. If the Fund recognizes gain on these sales, this generally will cause the Fund to recognize gain it might not otherwise have recognized if it were to distribute portfolio securities in-kind, or to recognize such gain sooner than would otherwise be required. This may decrease the tax efficiency of the Fund compared to ETFs that utilize an in-kind redemption process, and there may be a substantial difference in the after-tax rate of return between the Fund and other ETFs.

Risks Related to Regulation, External Factors, and Federal Income Tax Consequences

Tax Risk. The Fund intends to elect and to qualify each year to be treated as a RIC under Subchapter M of the Code. As a RIC, the Fund will not be subject to U.S. federal income tax on the portion of its net investment income and net capital gain that it distributes to shareholders, provided that it satisfies certain requirements of the Code. If the Fund does not qualify as a RIC for any taxable year and certain relief provisions are not available, the Fund’s taxable income will be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed. Additionally, buying securities shortly before the record date for a taxable dividend or capital gain distribution is commonly known as “buying the dividend.” In the event a shareholder purchases Shares shortly before such a distribution, the entire distribution may be taxable to the shareholder even though a portion of the distribution effectively represents a return of the purchase price. To comply with the asset diversification test applicable to a RIC, the Fund will limit its investments in the Subsidiary to 25% of the Fund’s total assets at the end of each tax quarter. The investment strategy of the Fund will cause the Fund to hold substantially more than 25% of the Fund’s total assets in investments in the Subsidiary the majority of the time. The Fund intends to manage the exposure to the Subsidiary so that the Fund’s investments in the Subsidiary do not exceed 25% of the total assets at the end of any tax quarter. If the Fund’s investments in the Subsidiary were to exceed 25% of the Fund’s total assets at the end of a tax quarter, the Fund, generally, has a grace period to cure such lack of compliance. If the Fund fails to timely cure, it may no longer be eligible to be treated as a RIC.

Because Bruins Index Futures Contracts produce non-qualifying income for purposes of qualifying as a RIC, the Fund makes its investments in Bruins Index Futures Contracts through the Subsidiary. The Fund intends to treat any income it may derive from the futures contracts received by the Subsidiary as “qualifying income” under the provisions of the Code applicable to RICs. The IRS has issued PLRs provided to third parties not associated with the Fund or its affiliates (which only those parties may rely on as precedent) concluding that similar arrangements resulted in qualifying income. Many of such PLRs have now been revoked by the IRS. In March of 2019, the Internal Revenue Service published Regulations that concluded that income from a corporation similar to the Subsidiary would be qualifying income, if the income is related to the Fund’s business of investing in stocks or securities. Although the Regulations do not require distributions from the Subsidiary, the Fund intends to cause the Subsidiary to make distributions that would allow the Fund to make timely distributions to its shareholders. The Fund generally will be required to include in its own taxable income the income of the Subsidiary for a tax year, regardless of whether the Fund receives a distribution of the Subsidiary’s income in that tax year, and this income would nevertheless be subject to the distribution requirement for qualification as a RIC and would be taken into account for purposes of the 4% excise tax.

If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions.

Subsidiary Regulatory Investment Risk. Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary are organized, respectively, could result in the inability of the Fund to operate as intended and could negatively affect the Fund and its shareholders. The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. However, as the Subsidiary is wholly-owned by the Fund, and the investors of the Fund will have the investor protections of the 1940 Act, the Fund as a whole—including the Subsidiary—will provide investors with 1940 Act protections.

Commodity Regulatory Risk. The Fund’s use of commodity futures subject to regulation by the CFTC has caused the Fund to be classified as a “commodity pool” and this designation requires that the Fund comply with CFTC rules, which may impose additional regulatory requirements and compliance obligations. The Fund’s investment decisions may need to be modified, and commodity contract positions held by the Fund may have to be liquidated at disadvantageous times or prices, to avoid exceeding any applicable position limits established by the CFTC, potentially subjecting the Fund to substantial losses. The regulation of commodity transactions in the United States is subject to ongoing modification by government, self-regulatory and judicial action. The effect of any future regulatory change with respect to any aspect of the Fund is impossible to predict, but could be substantial and adverse to the Fund.

Regulatory Risk. The regulatory framework governing sports-linked financial instruments is evolving and subject to significant uncertainty. Bruins Index Futures Contracts are a novel instrument class for which there is limited regulatory precedent. The CFTC has broad discretionary authority to determine whether particular contracts are consistent with the public interest, including authority to disapprove or direct an exchange to delist contracts that the CFTC determines involve gaming, are unlawful, or otherwise run contrary to the purposes of the CEA. The CFTC has recently proposed amendments to its rules concerning event contracts, commonly referred to as prediction markets, to specify which contracts may be determined contrary to the public interest and therefore may not be listed for trading or accepted for clearing on or through a CFTC-regulated entity. The CFTC or the listing exchange could, at any time and without advance notice, impose new conditions, margin or position-limit requirements, reporting obligations, trading halts, settlement adjustments, or delisting actions. Any such changes could, among other things; (i) impair the Fund’s ability to establish, maintain, or close positions; (ii) require the Fund to liquidate positions at disadvantageous prices; (iii) alter the economic characteristics on which the Fund relies; or (iv) render the Fund’s principal investment strategy impractical. In addition, future legislative, judicial, or administrative developments could retroactively affect the permissibility, settlement mechanics, or availability of Bruins Index Futures Contracts. These developments may occur abruptly and may not provide mechanisms for investor recourse or for the orderly unwind of positions. There can be no assurance that the regulatory environment for sports-linked financial instruments will remain stable or favorable.

Cyber Security Risk. The Fund is susceptible to operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding, but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the Fund’s third-party service providers, such as its administrator, transfer agent, or custodian, as applicable, or issuers in which the Fund invests, can also subject the Fund to many of the same risks associated with direct cyber security breaches. While the Fund has established business continuity plans and risk management systems designed to reduce the risks associated with cyber security, there are inherent limitations in such plans and systems. Additionally, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third-party service providers.

Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics (for example, the novel coronavirus COVID-19), have been and can be highly disruptive to economies and markets and have recently led, and may continue to lead, to increased market volatility and significant market losses. Such natural disaster and health crises could exacerbate political, social, and economic risks, and result in significant breakdowns, delays, shutdowns, social isolation, and other disruptions to important global, local and regional supply chains affected, with potential corresponding results on the operating performance of the Fund and its investments. A climate of uncertainty and panic, including the contagion of infectious viruses or diseases, may adversely affect global, regional, and local economies and reduce the availability of potential investment opportunities, and increases the difficulty of performing due diligence and modeling market conditions, potentially reducing the accuracy of financial projections. Under these circumstances, the Fund may have difficulty achieving its investment objectives which may adversely impact Fund performance. Further, such events can be highly disruptive to economies and markets, significantly disrupt the operations of individual companies (including, but not limited to, the Fund’s investment advisor, third party service providers, and counterparties), sectors, industries, markets, securities and commodity exchanges, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. These factors can cause substantial market volatility, exchange trading suspensions and closures, changes in the availability of and the margin requirements for certain instruments, and can impact the ability of the Fund to complete redemptions and otherwise affect Fund performance and Fund trading in the secondary market. A widespread crisis would also affect the global economy in ways that cannot necessarily be foreseen. How long such events will last and whether they will continue or recur cannot be predicted. Impacts from these could have a significant impact on the Fund’s performance, resulting in losses to your investment.

Performance

As of the date of this prospectus, the Fund has not yet commenced operations and therefore does not have a performance history. Once available, the Fund’s performance information will be accessible on the Fund’s website at www.volatilityshares.com and will provide some indication of the risks of investing in the Fund.

Management

Investment Adviser

Volatility Shares LLC

Portfolio Managers

The following persons serve as portfolio managers of the Fund.

•	Charles Lowery — Chief Investment Officer, Volatility Shares

•	Anand Desai — Head of Portfolio Management, Volatility Shares

•	Dustin Shidaker — Portfolio Manager, Volatility Shares

Each of the portfolio managers is primarily and jointly responsible for the day-to-day management of the Fund. Each of the Fund’s portfolio managers have served in such capacity since the Fund’s inception.

Purchase and Sale of Shares

The Fund issues and redeems Shares on a continuous basis, at NAV, only in large blocks of shares called “Creation Units.” Individual Shares may only be purchased and sold on the secondary market through a broker-dealer at a market price. Since Shares trade on securities exchanges in the secondary market at their market price rather than their NAV, the Shares may trade at a price greater than (premium) or less than (discount) the Fund’s NAV. An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). Recent information, including the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is available online at www.volatilityshares.com.

Tax Information

The Fund’s distributions will generally be taxable as ordinary income, returns of capital or capital gains. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser and Foreside Fund Services, LLC, the Fund’s distributor (the “Distributor”), may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Buffalo Sabres ETF

Investment Objective

The Buffalo Sabres ETF (the “Fund” or “[__]”) seeks to provide investment results, before fees and expenses, that correspond to the performance of futures contracts on the CME FSPI NHL Buffalo Sabres Index.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell Shares. Investors may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example set forth below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	[___]	%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses(1)	0.00%
Total Annual Fund Operating Expenses	[___]	%
(1)	“Other Expenses” are estimates based on the expenses the Fund expects to incur for the current fiscal year.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels. This example does not include the brokerage commissions that investors may pay to buy and sell Shares.

Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years
$[__]	$[___]

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. Because the Fund is new, portfolio turnover information is unavailable at this time.

Principal Investment Strategies

The Fund is an exchange-traded fund (“ETF”) that seeks to achieve its investment objective primarily through investments in futures contracts on the CME FSPI NHL Buffalo Sabres Index, which is a non-investable index (the “Sabres Index”). The Sabres Index is designed to systemically measure the cumulative team performance of the Buffalo Sabres only during games played over the regular and post-season. The Sabres Index is a transparent, rules-based system using official league statistics, where positive actions add points and negative actions subtract points. The Sabres Index is based on fifty-five statistical measures of performance and results of team games (wins, losses and ties) that results in continuous, live statistical values that underpin the value of the Sabres Index which is calculated into a trackable and tradable number. The Sabres Index is based solely on these statistical factors, and the performance of other professional hockey teams in the National Hockey League® (the “NHL”), or events outside of on-ice performance by the Buffalo Sabres, will not impact the value of the Sabres Index.

The Sabres Index has an initial standardized base value of 7,500 before the season and moves up or down based on officially reported statistics from each game, including real-time movement during regular season and postseason play. At the conclusion of the postseason, the Sabres Index value resets to 7,500.

The Sabres Index is maintained and calculated by FutureSports (the “Index Provider”). The Sabres Index methodology is designed to align with the International Organization of Securities Commissions (“IOSCO”) Principles for Financial Benchmarks and supported by published governance, oversight and methodology change procedures. The NHL serves as the official data source for the Sabres Index but does not participate in index determination or governance.

The Fund obtains exposure to the Sabres Index by investments in futures contracts that reference the Sabres Index and that trade on an exchange registered with the Commodity Futures Trading Commission (“Sabres Index Futures Contracts”), and cash, cash-like instruments or high quality securities that serve as collateral to the Fund’s investments in Sabres Index Futures Contracts (“Collateral Investments”).

Under normal circumstances, the Fund will invest at least 80% of the value of its net assets (plus borrowings for investment purposes) in Sabres Index-Linked Instruments. For purposes of this policy, “Sabres Index-Linked Instruments” means (i) Sabres Index Futures Contracts; (ii) shares of other investment companies registered under the Investment Company Act of 1940 (the “1940 Act”) that invest in similar assets to those in which the Fund may invest (“Other Investment Companies”); (iii) exchange traded options on the Sabres Index or shares of Other Investment Companies; and (iv) swap agreement transactions that reference Sabres Index Futures Contracts, Other Investment Companies, or the Sabres Index. Certain Sabres Index-Linked Instruments, such as Other Investment Companies or options thereon, are currently unavailable for investment, though are expected to become available in the future.

The Fund expects to gain investment exposure to the Sabres Index by investing a portion of its assets in a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”).

The Fund does not invest directly in prediction markets, event contracts or other instruments that provide exposure to individual sporting event or season-long outcomes or to investments that provide exposure to the financial performance of individual sports teams or leagues. Instead, the Fund seeks to benefit from increases in the price of Sabres Index Futures Contracts.

The investment adviser to the Fund and the Subsidiary is Volatility Shares LLC (the “Adviser” or “Volatility Shares”). The Adviser oversees the Fund and implements the day-to-day portfolio management responsibilities for the Fund. In serving as investment adviser to the Fund, the Adviser does not conduct conventional investment research or analysis or forecast market movement or trends.

The Fund is classified as a “non-diversified company” under the 1940 Act. The Fund will not concentrate its investments in securities of issuers in any industry or group of industries, as the term “concentrate” is used in the 1940 Act, except that the Fund may invest more than 25% of its total assets in Sabres Index-Linked Instruments.

The Buffalo Sabres

The Buffalo Sabres are a professional ice hockey team based in Buffalo, New York, competing in the Atlantic Division of the NHL’s Eastern Conference. During the 2025–2026 season, the Sabres finished first in the Atlantic Division, ranking 4th in standings points, 5th in goals for, 7th in goals against, and 5th in goal differential. The Sabres were founded in 1970 by brothers Seymour Knox III and Northrup Knox. The Sabres are currently owned by Terry and Kim Pegula, with Terry Pegula serving as Owner and President since 2011. The team has never won a Stanley Cup championship. Neither the Fund, the Trust, nor the Adviser is affiliated with the Buffalo Sabres.

Sabres Index Futures Contracts

The Fund intends to typically enter into cash-settled Sabres Index Futures Contracts as the “buyer,” except as detailed below.

In simplest terms, in a cash-settled futures market the counterparty pays cash to the buyer if the price of a futures contract goes up, and buyer pays cash to the counterparty if the price of the futures contract goes down. In order to maintain its exposure to the Sabres Index, the Fund intends to exit its futures contracts as they near expiration and replace them with new futures contracts with a later expiration date. Futures contracts with a longer term to expiration may be priced higher than futures contracts with a shorter term to expiration, a relationship called “contango”. When rolling futures contracts that are in contango the Fund will close its long position by selling the shorter-term contract at a relatively lower price and buying a longer-dated contract at a relatively higher price. The presence of contango will adversely affect the performance of the Fund. Conversely, futures contracts with a longer term to expiration may be priced lower than futures contracts with a shorter term to expiration, a relationship called “backwardation”. When rolling long futures contracts that are in backwardation, the Fund will close its long position by selling the shorter-term contract at a relatively higher price and buying a longer-dated contract at a relatively lower price. The presence of backwardation may positively affect the performance of the Fund. Further, the returns of the Sabres Index Futures Contracts may differ from that of the Sabres Index due to the divergence in prices or the costs associated with investing in futures contracts, which may negatively impact the Fund’s returns.

The Fund invests in Sabres Index Futures Contracts indirectly via the Subsidiary. The Subsidiary and the Fund will have the same investment adviser and investment objective. The Subsidiary will also follow the same general investment policies and restrictions as the Fund. Except as noted herein, for purposes of this Prospectus, references to the Fund’s investment strategies and risks include those of the Subsidiary. The Fund complies with the provisions of the 1940 Act governing investment policies and capital structure and leverage on an aggregate basis with the Subsidiary. Furthermore, the Adviser, as the investment adviser to the Subsidiary, complies with the provisions of the 1940 Act relating to investment advisory contracts as it relates to its advisory agreement with the Subsidiary. The Subsidiary also complies with the provisions of the 1940 Act relating to affiliated transactions and custody. Because the Fund intends to qualify for treatment as a regulated investment company (a “RIC”) under the Internal Revenue Code of 1986 (the “Code”), the size of the Fund’s investment in the Subsidiary will not exceed 25% of the Fund’s total assets at or around each quarter end of the Fund’s fiscal year. In order to qualify as a RIC, the Fund will have to reduce its exposure to its Subsidiary on or around the end of each of the Fund’s fiscal quarter ends. The Fund expects to reduce its exposure to its Subsidiary during these periods by investing in certain other investments as described below. During these periods, the Fund may not achieve its investment objective. At other times of the year, the Fund’s investments in the Subsidiary will significantly exceed 25% of the Fund’s total assets. The Subsidiary’s custodian is U.S. Bank, N.A.

If circumstances occur where market prices for Sabres Index Futures Contracts were not readily available, the Fund would fair value its Sabres Index Futures Contracts in accordance with its pricing and valuation policy and procedures for fair value determinations. Pursuant to those policies and procedures, the Adviser would consider various factors, such as pricing history; market levels prior to price limits or halts; and supply, demand, and open interest in Sabres Index Futures Contracts, among other factors. The Adviser would document its proposed pricing and methodology, detailing the factors that entered into the valuation.

Collateral Investments

The Fund will also invest its assets in Collateral Investments. The Collateral Investments may consist of high-quality securities, which include: (1) U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury; (2) investment companies registered under the 1940 Act that invest in high-quality securities; and/or (3) corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by businesses that are rated investment grade or determined by the Adviser to be of comparable quality. For these purposes, “investment grade” is defined as investments with a rating at the time of purchase in one of the four highest categories of at least one nationally recognized statistical rating organization (e.g., BBB- or higher from S&P Global Ratings or Baa3 or higher from Moody’s Investors Service, Inc.).

The Collateral Investments are designed to provide liquidity, serve as margin, or otherwise collateralize the Subsidiary’s investments in Sabres Index-Linked Instruments. The Fund expects that it will primarily invest its assets, and that the Subsidiary will primarily invest its assets, in Collateral Investments that are “securities,” as such term is defined under the 1940 Act.

Other Investments

In order to help the Fund maintain exposure to the Sabres Index, maintain its tax status as a RIC on days in and around quarter-end, help the Fund maintain its desired exposure to Sabres Index Futures Contracts when it is approaching or has exceeded position limits or accountability levels, or because of liquidity or other constraints, the Fund may invest in the following:

Reverse Repurchase Agreements

The Fund may invest in reverse repurchase agreements which are a form of borrowing in which the Fund sells portfolio securities to financial institutions and agrees to repurchase them at a mutually agreed-upon date and price that is higher than the original sale price, and use the proceeds for investment purchases.

As a result of the Fund repurchasing the securities at a higher price, the Fund will lose money by engaging in reverse repurchase agreement transactions.

As noted above, because the Fund intends to qualify for treatment as a RIC under the Code, the size of the Fund’s investment in the Subsidiary will not exceed 25% of the Fund’s total assets at or around each quarter end of the Fund’s fiscal year (the “Asset Diversification Test”). At other times of the year, the Fund’s investments in the Subsidiary will significantly exceed 25% of the Fund’s total (or gross) assets.

When the Fund seeks to reduce its total assets exposure to the Subsidiary, it may use the short-term Treasury Bills it owns (and purchase additional Treasury Bills as needed) to transact in reverse repurchase agreement transactions, which are ostensibly loans to the Fund. Those loans will increase the gross assets of the Fund, which the Adviser expects will allow the Fund to meet the Asset Diversification Test. When the Fund enters into a reverse repurchase agreement, it will either (i) be consistent with Section 18 of the 1940 Act and maintain asset coverage of at least 300% of the value of the reverse repurchase agreement; or (ii) treat the reverse repurchase agreement transactions as derivative transactions for purposes of Rule 18f-4 under the 1940 Act (“Rule 18f-4”), including as applicable, the value-at-risk based limit on leverage risk.

Other Investment Companies

The Fund may invest in shares of Other Investment Companies, that is, shares of investment companies registered under the 1940 Act that invest in similar assets to those in which the Fund may invest.

Exchange-traded option contracts on shares of Other Investment Companies.

The Fund may invest in exchange-listed option contracts on shares of Other Investment Companies, which invest in similar assets to those in which the Fund may invest. An option is a contract that gives the purchaser of the option, in return for the premium paid, the right to buy shares of an investment company, from the writer of the option (in the case of a call option), or to sell shares of the investment company to the writer of the option (in the case of a put option) at a designated price during the term of the option. The premium paid by the buyer of an option will reflect, among other things, the relationship of the exercise price to the market price and the volatility of the shares of the investment company, the remaining term of the option, supply, demand, interest rates and/or currency exchange rates. The Fund may utilize “American” style options or “European” style options. American style options are exercisable on any date prior to the expiration date of the option contract. In contrast, European style options are exercisable only on the expiration date of the option contract.

Swaps that reference Sabres Index Futures Contracts, Other Investment Companies, or the Sabres Index.

Swap contracts are transactions entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a swap transaction, the Fund and a counterparty will agree to exchange or “swap” payments based on the change in value of an underlying asset or benchmark. For example, the two parties may agree to exchange the return (or differentials in rates of returns) earned or realized on a particular investment or instrument. In the case of the Fund, the reference asset can be Sabres Index Futures Contracts, Other Investment Companies or the Sabres Index.

Principal Risks

As with all investments, there are certain risks of investing in the Fund. Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective. An investment in the Fund does not represent a complete investment program. An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, the Adviser or any of their affiliates. You should consider carefully the following risks before investing in the Fund.

Each risk noted below is considered a principal risk of investing in the Fund, regardless of the order in which it appears. The significance of each risk factor below may change over time and you should review each risk factor carefully.

Risks Specific to the Fund’s Investments

Investment Strategy Risk. The Fund, through the Subsidiary, invests primarily in Sabres Index Futures Contracts. The Fund does not invest directly in prediction markets, event contracts or other instruments that provide exposure to individual sporting event or season-long outcomes or to investments that provide exposure to the financial performance of individual sports teams or leagues. Instead, the Fund seeks to benefit from increases in the price of Sabres Index Futures Contracts. The price of Sabres Index Futures Contracts may not be an accurate measure of the Sabres Index. Consequently, the Fund may perform differently from the performance of the Sabres Index. There can be no guarantee that the performance of Sabres Index Futures Contracts will be highly correlated to the performance of the Sabres Index. Transaction costs (including the costs associated with futures investing), position limits, the availability of counterparties and other factors may impact the cost and pricing of Sabres Index Futures Contracts and decrease the correlation between the performance of Sabres Index Futures Contracts and the Sabres Index, over short- or long-term periods. In addition, the performance of back-month Sabres Index Futures Contracts is likely to differ more significantly from the performance of the Sabres Index. To the extent the Fund is invested in back-month Sabres Index Futures Contracts, the performance of the Fund should be expected to deviate more significantly from the performance of the Sabres Index. Moreover, because the Sabres Index is uninvestable, the Fund can only gain exposure through futures contracts and other derivatives, and differences between the prices of those instruments and the levels of the Sabres Index may result in the Fund experiencing larger losses or smaller gains than would be implied by changes in the Sabres Index alone.

Sports Performance Risk. The Fund’s investment strategy is inherently speculative. The value of Sabres Index Futures Contracts is derived from the statistical performance of a single professional sports team as measured by the Sabres Index. Successfully investing in Sabres Index Futures Contracts requires that the team tracked by the index performs well statistically over the course of a season, an outcome that is inherently uncertain and subject to numerous unpredictable variables, including player health, competitive dynamics, coaching decisions, and random variation in athletic performance. The Sabres Index may decline in value, and there can be no assurance that the team tracked by the index will perform at or above the levels implied by the prices of Sabres Index Futures Contracts at the time the Fund obtains exposure.

On-Ice Performance and Competitive Results Risk. The Fund’s investment performance is linked to the on-ice statistical performance of a single NHL team during the regular season and, if applicable, the playoffs. The prices of Sabres Index Futures Contracts are expected to rise when the team performs well statistically and to fall when the team performs poorly. Competitive results in professional hockey are inherently unpredictable and can be influenced by factors entirely outside the team’s control, including the performance of opposing teams, referee calls, random puck bounces, weather affecting travel, and in-game injuries. A team may enter a season with high expectations based on roster strength, coaching hires, or offseason acquisitions, only to underperform due to chemistry issues, unexpected injuries to key players, player slumps, or tactical mismatches against divisional opponents. The NHL season extends over several months and includes 82 regular season games per team, during which even a strong team may experience prolonged losing streaks that cause material declines in the Sabres Index. If the team fails to make the playoffs, the Fund will not benefit from any potential uplift in index value that could accompany postseason success. Conversely, early playoff elimination could cause sharp declines in futures prices if the market had priced in deeper postseason performance. Because the Fund is concentrated in a single NHL team, there is no opportunity to offset poor on-ice performance by gaining exposure to a stronger team or a different sport.

Sabres Index Investing Risk. The Fund is indirectly exposed to the risks of the Sabres Index through its investments in Sabres Index Futures Contracts and other Sabres Index-Linked Instruments. The Fund does not invest in the Sabres Index, which is an uninvestable index. The performance of the Sabres Index will be very different from a portfolio of Sabres Index Futures Contracts.

The Sabres Index moves up or down based on officially reported statistics from every game, match, or event throughout the regular season and postseason. Positive statistical actions (e.g., goals scored, points earned) add value to the index, while negative actions (e.g., opponent scoring, penalties or setbacks) subtract value. Poor statistical performance by the Buffalo Sabres could have a significant negative impact on the level of the Sabres Index and therefore the value of the Fund. In addition, unlike instruments that are based on tradable reference assets, the Sabres Index Futures Contracts and Sabres Index-Linked Instruments are tied to an index that is not directly investable and, thus, have settlement prices based on the calculation of that index, not the price of a tradable asset.

Concentrated Single-Team Exposure Risk. The Fund’s investment strategy results in concentrated exposure to a single professional sports team’s statistical performance (i.e., the Buffalo Sabres) as measured by an index. Unlike diversified funds that spread risk across multiple asset classes, sectors, or issuers, the Fund’s performance is primarily driven by the statistical output of one team over the course of a season. As a result, the Fund is more susceptible to risks affecting that team, including player injuries, suspensions, trades, retirements, coaching changes, front-office turnover, league sanctions, labor disputes, lockouts, or other events that directly or indirectly influence the team’s on-ice statistical performance. This degree of concentration will likely increase volatility in the Fund’s NAV, heighten the likelihood of significant losses over short periods, and cause the Fund’s returns to diverge substantially from those of more diversified investments. Additionally, because the Fund is concentrated in a single team, it is inherently concentrated in a single professional sports league. This subjects the Fund to league-specific risks, including league-wide labor disputes, broad scandal, changes to the structure or rules of the league, or events that cause the cancellation or suspension of games. The Fund has no ability to rotate exposure into a different team, sport, or league in response to adverse developments affecting the team to which it has exposure.

Insider Trading and Information Asymmetry Risk. Unlike securities markets, which are governed by well-established insider trading prohibitions under the Securities Exchange Act of 1934, the legal framework governing trading on the basis of material, non-public information in the context of commodity futures is less developed. While the CFTC has broad anti-manipulation and anti-fraud authority under the Commodity Exchange Act (“CEA”), specific rules and judicial precedent addressing what constitutes improper trading on non-public information in the context of sports-linked futures remain nascent. Certain individuals may possess material, non-public information that could affect the statistical performance of the Sabres Index and, consequently, the prices of Sabres Index Futures Contracts. Such individuals may include, without limitation, team coaches, players, trainers, team medical staff, front office personnel, referees, officials, league personnel, or sports data providers. For example, undisclosed injuries to key players or undisclosed lineup changes could materially affect the level of the Sabres Index. Such persons could trade Sabres Index Futures Contracts or Fund Shares to profit from their informational advantage prior to public disclosure. There is no guarantee that exchanges, the CME, or the CFTC will successfully detect and prevent such trading, and the Fund has no means of preventing such individuals from purchasing or selling Fund Shares. The participation of informed insiders in the market for Sabres Index Futures Contracts can create adverse selection for other market participants and distort market prices. Because the Fund is concentrated in a single team, the impact of insider trading on the Fund may be more pronounced than in markets with broader diversification.

League Credibility and Sports Integrity Risk. The Sabres Index is calculated based on official league statistics derived from the games of a single professional sports team, and the integrity of those games is fundamental to the reliability of the index. Efforts to interfere with the team’s games, including match-fixing, point-shaving, or referee manipulation, could materially affect the statistical data upon which the Sabres Index is based, create significant uncertainty regarding index levels, and cause pronounced price volatility in Sabres Index Futures Contracts. Confirmed or suspected game interference may also prompt legislative or regulatory responses, including restrictions on sports-linked financial products or emergency rulemaking by the CFTC, that could restrict the listing or trading of Sabres Index Futures Contracts. Even widely publicized allegations of interference, absent actual misconduct, could undermine market confidence in the Sabres Index and the futures contracts that reference it.

Gaming and State Regulatory Litigation Risk. Exchanges that list sports-linked financial instruments, including Sabres Index Futures Contracts, may be subject to legal challenges brought by state attorneys general, state gaming commissions, and other state-level actors asserting that such instruments constitute regulated gambling or gaming activity under state law, notwithstanding that such contracts are listed on a CFTC-regulated exchange. Such proceedings may assert that the listing of sports-linked contracts violates state gaming statutes, requires state gaming or sports wagering licenses, or constitutes an illegal gambling enterprise. These exchanges, and the CFTC in certain court filings, have asserted that the CEA and the CFTC’s exclusive jurisdiction over CFTC-regulated exchanges preempts state gaming regulations. There is no assurance that federal courts will rule in favor of federal preemption, and resolution may require years of litigation and potentially appellate review. An adverse ruling could result in the suspension or cessation of trading in Sabres Index Futures Contracts, material operational restrictions, significant financial penalties, or the effective loss of the ability to list sports-linked futures. Any of these outcomes could materially and adversely affect the Fund’s ability to achieve its investment objective and could result in significant losses.

Platform and Distribution Restriction Risk. Broker-dealers, registered investment adviser platforms, wirehouses, and other financial intermediaries may refuse to list, recommend, or permit purchases of Fund Shares through their platforms due to the Fund’s association with sports performance outcomes and the perception that such products are akin to sports wagering, regardless of the Fund’s legal status as a registered investment company under the 1940 Act. Certain intermediaries may permit only unsolicited purchases, prohibit financial advisers from recommending the Fund, or exclude the Fund from model portfolios entirely. These restrictions could limit the Fund’s accessible investor base, constrain assets under management, reduce secondary market liquidity, widen bid-ask spreads, and increase the likelihood that Fund Shares will trade at significant premiums or discounts to net asset value. Even if an intermediary initially permits distribution, it may subsequently restrict access in response to adverse regulatory developments, reputational concerns, or changes in compliance policies. If a significant number of intermediaries refuse to distribute Fund Shares, the Fund may be unable to achieve sufficient scale, which could increase the Fund’s expense ratio, reduce trading volume, and impair the Fund’s ability to operate effectively.

Novel Market Risk. Sabres Index Futures Contracts are a novel asset class with limited trading history. The market may not develop the depth, liquidity, or trading efficiency associated with more established futures markets, and its pricing may be influenced by factors unrelated to fundamental assessments of team performance, including speculative activity, behavioral biases, regulatory headlines, or concentrated participation by a limited number of traders. There is limited historical data on which to base expectations regarding future price behavior, volatility patterns, or the costs associated with maintaining exposure, and traditional risk metrics may not accurately capture the risks of investing in this market. There can be no assurance that the market for Sabres Index Futures Contracts will achieve or sustain the level of participation, liquidity, and price discovery necessary for the Fund to effectively pursue its investment objective.

Limited Price Discovery and Market Depth Risk. Because Sabres Index Futures Contracts are a newly created instrument class, the market may lack the depth, breadth, and participation necessary for reliable price discovery. Traditional commodity futures markets benefit from decades of participation by commercial hedgers, speculators, and arbitrageurs whose activities contribute to efficient pricing. The market for Sabres Index Futures Contracts is expected to have few, if any, natural commercial hedgers, and may be dominated by retail speculators, algorithmic traders, or a small number of institutional participants. This concentrated participation could result in prices that do not accurately reflect fair value, wider bid-ask spreads, and elevated intraday price volatility. In thin markets, even modest order flow from the Fund could move prices against the Fund, increasing transaction costs and reducing returns. There can be no assurance that the market for Sabres Index Futures Contracts will develop sufficient liquidity over time, and the Fund may be unable to establish or exit positions at prices the Fund considers favorable.

Seasonality and Offseason Risk. The Sabres Index resets to a standardized base value prior to the start of each sports season and has a defined life cycle that ends following the postseason. Because the Fund tracks a single team in a single sport, the Fund is tied to that sport’s competitive calendar and has no ability to diversify across sports or rotate into a sport that is in-season when the team’s sport is not. During the playing season, the Sabres Index moves in real-time based on officially reported game statistics, and the prices of Sabres Index Futures Contracts are expected to reflect both the current index level and market expectations regarding future team performance. During the offseason, however, the Sabres Index will not move because no games are being played, and the Fund’s exposure to Sabres Index Futures Contracts will behave differently than during the playing season. The Fund anticipates maintaining exposure to Sabres Index Futures Contracts during the offseason. Although the underlying index will be static during this period, the prices of Sabres Index Futures Contracts may still fluctuate based on market expectations regarding the team’s prospects for the upcoming season, including coaching changes, player trades, draft picks, free agent signings, injury recovery timelines, training camp developments, and other factors that affect the market’s assessment of the team’s likely statistical performance. However, because the index itself is not moving during the offseason, the magnitude of futures price movements may be reduced relative to the playing season, and the relationship between futures prices and the underlying index level may be less predictable. There can be no assurance that the Fund’s offseason futures holdings will appreciate in value, and the Fund may experience losses during the offseason if market sentiment regarding the team’s upcoming season deteriorates. In addition, there can be no assurance that Sabres Index Futures Contracts will be available in sufficient volume or at favorable pricing during the offseason or at the start of a new season.

League Discontinuation, Lockout, or Strike Risk. The Fund’s ability to invest in Sabres Index Futures Contracts depends on the continued operation of the NHL and the playing of scheduled games. Labor disputes between the NHL and its players’ union could result in a lockout or strike that suspends or cancels all or a significant portion of a season. The NHL has previously experienced work stoppages, including a full-season cancellation in 2004-2005. During any such period, no games would be played, the Sabres Index would not generate data, and trading in Sabres Index Futures Contracts could be suspended or severely impaired. The Fund would be unable to pursue its investment strategy during such a period, may be forced to liquidate positions at disadvantageous prices, and could experience substantial losses. Even after a labor dispute is resolved, the shortened or restructured season could materially change the statistical patterns underlying the index methodology. In addition, force majeure events such as a pandemic, natural disaster, or other circumstances beyond the control of the league could cause widespread game cancellations or delays. There can be no assurance that the league will not experience a work stoppage or other extended interruption during the Fund’s investment period, or that the Fund will be able to recover any losses incurred as a result of such events.

Index Provider and Data Dependency Risk. The Sabres Index is maintained and calculated by a single Index Provider, FutureSports. If the Index Provider were to experience operational failures, cease operations, lose its data feed from the applicable sports league, experience a cybersecurity breach, or otherwise become unable to calculate the Sabres Index, Sabres Index Futures Contracts may have no reliable reference value, which could materially and adversely affect the value of the Fund. In addition, the Sabres Index is calculated solely on the basis of officially reported statistics from a single sports league. The league serves as the data source but does not participate in index determination or governance. If the league were to report incorrect statistics, issue post-game corrections, change how it reports or categorizes statistics, delay reporting, or discontinue the provision of data to the Index Provider, the settlement prices of Sabres Index Futures Contracts could be based on erroneous or incomplete data. Furthermore, the Index Provider controls the methodology by which official statistics are translated into index points. If the Index Provider amends or discontinues its methodology, the behavior of the Sabres Index could change materially and the futures market may not immediately price in such changes. The Sabres Index is calculated in real-time while games are being played, which introduces latency, data-feed, and computational risks that differ from those associated with traditional financial indexes.

Trading Hours and Sporting Event Timing Risk. NHL games may occur during evening hours, on weekends, and on holidays when the Exchange is closed and when the market for Sabres Index Futures Contracts may have limited or no trading activity. Because the Sabres Index moves in real-time while games are being played, material index movements may occur during periods when investors are unable to buy or sell Shares or when Sabres Index Futures Contracts are not actively trading. As a result, the opening price of Shares and the prices of Sabres Index Futures Contracts on the next trading session may differ significantly from the prior session’s closing prices, potentially resulting in large gaps at the open. Shareholders may not be able to sell their Shares until after such a gap has been fully realized, resulting in an inability to mitigate losses in a declining market.

Futures Contracts Risk. Risks of futures contracts include: (i) an imperfect correlation between the value of the futures contract and the underlying asset; (ii) possible lack of a liquid secondary market; (iii) the inability to close a futures contract when desired; (iv) losses caused by unanticipated market movements, which may be unlimited; (v) an obligation for the Fund to make daily cash payments to maintain its required margin, particularly at times when the Fund may have insufficient cash; and (vi) unfavorable execution prices from rapid selling. Unlike equities, which typically entitle the holder to a continuing stake in a corporation, futures contracts normally specify a certain date for settlement in cash based on the reference asset. As the futures contracts approach expiration, they may be replaced by similar contracts that have a later expiration. This process is referred to as “rolling.” If the market for these contracts is in “contango,” meaning that the prices of futures contracts in the nearer months are lower than the price of contracts in the distant months, the sale of the near-term month contract would be at a lower price than the longer-term contract, resulting in a cost to “roll” the futures contract. The actual realization of a potential roll cost will be dependent upon the difference in price of the near and distant contract. Because the margin requirement for futures contracts is less than the value of the assets underlying the futures contract, futures trading involves a degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 40% of the value of the futures contract is deposited as margin, a subsequent 20% decrease in the value of the futures contract would result in a loss of half of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A decrease in excess of 40% would result in a loss exceeding the original margin deposit, if the futures contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount initially invested in the futures contract. However, the Fund would presumably have sustained comparable losses if, instead of investing in the futures contract, it had invested in the underlying financial instrument and sold it after the decline. Further, if the market for Sabres Index Futures Contracts is in a period of contango, if the performance of the Sabres Index and the price of Sabres Index Futures Contracts were to decline, the Fund would experience the negative impact of contango. The impact of backwardation or contango may lead to the returns of the Fund to vary significantly from the total return of other price references. Additionally, in the event of a prolonged period of contango, and absent the impact of rising or falling pricing in the Sabres Index, this could have a significant negative impact on the Fund’s NAV and total return.

Position Limits and Price Limits

The CFTC and various exchanges on which Sabres Index Futures Contracts trade have established position limits and price limits for Sabres Index Futures Contracts. Position limit regulation and price limit regulation serve distinct purposes and are regulated differently.

Position limits are designed to prevent excessive speculation that could cause sudden or unreasonable fluctuations in the price of a commodity. They limit the maximum number of contracts a person or entity can hold in a particular commodity.

Price limits are mechanisms to maintain orderly markets by restricting the price range within which futures contracts can trade during a trading session. They prevent extreme price movements that could disrupt market stability. Price limits are typically set as a percentage of the previous day's settlement price. When price limits are hit, trading may be halted or expanded depending on the product and regulatory rules. Unlike position limits, price limits do not restrict the number of contracts a trader can hold but rather the price at which those contracts can be traded. When a price limit is hit, the market for Sabres Index Futures Contracts may temporarily halt until price limits can be expanded or trading may be stopped for the day.

If the Fund is unable to buy or sell Sabres Index Futures Contracts as a result of position limits being hit or price limits that result in a halted or closed market—or for other reasons including limited liquidity in the market for Sabres Index Futures Contracts, a disruption to the market for Sabres Index Futures Contracts, or as a result of margin requirements, accountability levels, or other limitations imposed by the Fund’s futures commission merchants (“FCMs”), the listing exchanges, or the CFTC—the Adviser would take such action as it believes appropriate and in the best interest of the Fund in consideration of the facts and circumstances at such time, including: (i) investing in Sabres Index-Linked Instruments that are not Sabres Index Futures Contracts; (ii) requiring that authorized participants purchase and redeem in large blocks of shares called “Creation Units” through an exchange for related position (EFRP) method rather than in cash; (iii) applying increased authorized participant variable transaction fees for purchases or redemptions of Creation Units made in cash; or (iv) de-levering the Fund, relative to its investment objective, by an amount reflecting prevailing price limits. In addition, the Fund generally may suspend the issuance of Creation Units only for a limited time and only due to extraordinary circumstances, such as when the markets on which the ETF’s portfolio holdings are traded are closed for a limited period of time; that is to say, when the Fund is unable to increase its exposure to underlying assets.

Cost of Futures Investment Risk. When a Sabres Index Futures Contract is nearing expiration, the Fund will generally sell it and use the proceeds to buy a Sabres Index Futures Contract with a later expiration date. This is commonly referred to as “rolling”.

If the Fund rolls Sabres Index Futures Contracts that are in contango, the Fund would sell a lower priced, expiring contract and purchase a higher priced, longer-dated contract. The price difference between the expiring contract and longer-dated contract associated with rolling Sabres Index Futures Contracts is typically substantially higher than the price difference associated with rolling other futures contracts. Contango in the market for Sabres Index Futures Contracts may have a significant adverse impact on the performance of the Fund and may cause Sabres Index Futures Contracts and the Fund to underperform the Sabres Index. Both contango and backwardation would reduce the Fund’s correlation to the Sabres Index and may limit or prevent the Fund from achieving its investment objective. The impact of both contango and backwardation may also be greater to the extent the Fund invests in back-month Sabres Index Futures Contracts.

Investment Capacity Risk. If the Fund’s ability to obtain exposure to Sabres Index Futures Contracts consistent with its investment objective is disrupted for any reason, including but not limited to, limited liquidity in the market for Sabres Index Futures Contracts, a disruption to the market for Sabres Index Futures Contracts, or as a result of margin requirements or position limits imposed by the Fund’s FCMs, the CME, or the CFTC, and the Fund could not otherwise meet its investment objective through the use of other investments discussed above, the Fund would not be able to achieve its investment objective and may experience significant losses.

Liquidity Risk. The market for the Sabres Index Futures Contracts may be subject to periods of illiquidity. During such times it may be difficult or impossible to buy or sell a position at the desired price. Market disruptions or volatility can also make it difficult to find a counterparty willing to transact at a reasonable price and sufficient size. Illiquid markets may cause losses, which could be significant. Large positions also increase the risk of illiquidity, which may make the Fund’s positions more difficult to liquidate, and increase the losses incurred while trying to do so.

Derivatives Risk. In addition to Sabres Index Futures Contracts, the Fund may obtain exposure through the following other derivatives: (1) exchange traded options on Other Investment Companies and/or (2) swap agreement transactions that reference Sabres Index Futures Contracts, Other Investment Companies, or the Sabres Index.

Investing in derivatives may be considered aggressive and may expose the Fund to risks different from, or possibly greater than, the risks associated with investing directly in the reference asset(s) underlying the derivative (e.g., the securities or commodities contained in the Fund). The use of derivatives may result in larger losses or smaller gains than directly investing in securities or commodities. The risks of using derivatives include: (1) the risk that there may be imperfect correlation between the price of the financial instruments and movements in the prices of the reference asset(s); (2) the risk that an instrument is mispriced; (3) credit or counterparty risk on the amount a Fund expects to receive from a counterparty; (4) the risk that securities prices, interest rates and currency markets will move adversely and a Fund will incur significant losses; (5) the risk that the cost of holding a financial instrument might exceed its total return; and (6) the possible absence of a liquid secondary market for a particular instrument and possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to adjust a Fund’s position in a particular instrument when desired. Each of these factors may prevent a Fund from achieving its investment objective and may increase the volatility (i.e., fluctuations) of the Fund’s returns. Because derivatives often require limited initial investment, the use of derivatives also may expose a Fund to losses in excess of those amounts initially invested.

The performance of any Sabres Index-Linked Instrument may not track the performance of its underlying benchmark due to embedded costs and other factors. Thus, to the extent the Fund invests in swaps that use a Sabres Index-Linked Instrument as the reference asset, the Fund may be subject to greater correlation risk and may not achieve as high a degree of correlation with its investment objective than if the Fund only used Sabres Index Futures Contracts.

Swap Agreements Risk. The Fund may enter into cash-settled swaps and other derivatives to gain exposure to an underlying asset without actually purchasing such asset. Swaps are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on a particular pre-determined interest rate, commodity, security, indexes, or other assets or measurable indicators. The primary risks associated with the use of swaps are mispricing or improper valuation, imperfect correlation between movements in the notional amount and the price of the underlying investments, and the failure of a counterparty to perform. If a counterparty’s creditworthiness for an over-the-counter swap declines, the value of the swap would likely decline. Moreover, there is no guarantee that the Fund could eliminate its exposure under an outstanding swap by entering into an offsetting swap with the same or another party. In addition, the Fund may use a combination of swaps on an underlying index.

Options Risk. The Fund may purchase exchange-traded options that reference shares of Other Investment Companies. Transactions in options generally require less capital than equivalent stock transactions. They may return smaller dollar figures but a potentially greater percentage of the investment than equivalent stock transactions. The potential profit is limited to the premium received for the contract. The potential loss can be unlimited. While leverage means the percentage returns can be significant, the amount of cash required is smaller than equivalent stock transactions. It is possible to lose the entire principal invested, and sometimes more. As an options holder, a Fund risks the entire amount of the premium it pays. But as an options writer, it takes on a much higher level of risk. For example, if the Fund writes an uncovered call, it faces unlimited potential loss, since there is no cap on how high a stock price can rise. When buying options, a Fund risks losing the premium paid, plus commissions and fees.

Reverse Repurchase Agreements Risk. The Fund may invest in reverse repurchase agreements. Reverse repurchase agreements are transactions in which the Fund sells portfolio securities to financial institutions such as banks and broker-dealers, and agrees to repurchase them at a mutually agreed-upon date and price which is higher than the original sale price. Reverse repurchase agreements are a form of leverage and the use of reverse repurchase agreements by the Fund may increase the Fund’s volatility. The Fund incurs costs, including interest expenses, in connection with the opening and closing of reverse repurchase agreements that will be borne by the shareholders.

Reverse repurchase agreements are also subject to the risk that the other party to the reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Fund. In situations where the Fund is required to post collateral with a counterparty, the counterparty may fail to segregate the collateral or may commingle the collateral with the counterparty’s own assets. As a result, in the event of the counterparty’s bankruptcy or insolvency, the Fund’s collateral may be subject to the conflicting claims of the counterparty’s creditors, and the Fund may be exposed to the risk of a court treating the Fund as a general unsecured creditor of the counterparty, rather than as the owner of the collateral. There can be no assurance that a counterparty will not default and that the Fund will not sustain a loss on a transaction as a result.

Reverse repurchase agreements also involve the risk that the market value of the securities sold by the Fund may decline below the price at which it is obligated to repurchase the securities. In addition, when the Fund invests the proceeds it receives in a reverse repurchase transaction, there is a risk that those investments may decline in value. In this circumstance, the Fund could be required to sell other investments in order to meet its obligations to repurchase the securities.

Risks Related to Investing in Other Investment Companies. The Fund may invest in long or short positions in Other Investment Companies (i.e., investment companies registered under the 1940 Act that invest in similar assets to those in which the Fund may invest). Investing in Other Investment Companies may involve duplication of advisory or management fees and certain other expenses. By investing in Other Investment Companies, the Fund becomes a shareholder of that Other Investment Company. As a result, Fund shareholders indirectly bear the Fund’s proportionate share of the fees and expenses paid by shareholders of the Other Investment Company, in addition to the fees and expenses Fund shareholders bear in connection with the Fund’s own operations. As a shareholder, the Fund must rely on the Other Investment Company to achieve its investment objective. The Fund’s performance may be magnified positively or negatively by virtue of its investment in the Other Investment Company. If the Other Investment Company fails to achieve its investment objective, the value of the Fund’s investment could decline, thus affecting the Fund’s performance. In addition, because certain Other Investment Company shares are listed on national stock exchanges and are traded like stocks on an exchange, their shares potentially may trade at a discount or a premium. Investments in such shares may be subject to brokerage and other trading costs, which could result in greater expenses to the Fund. Finally, because the value of certain Other Investment Company shares may depend on the demand in the market, the Adviser may not be able to liquidate the Fund’s holdings in those shares at the most optimal time, adversely affecting the Fund’s performance.

Collateral Investments Risk. The Fund’s use of Collateral Investments may include obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities, including bills, notes and bonds issued by the U.S. Treasury, investment companies registered under the 1940 Act that invest in high-quality securities and corporate debt securities, such as commercial paper.

Some securities issued or guaranteed by federal agencies and U.S. Government-sponsored instrumentalities may not be backed by the full faith and credit of the United States, in which case the investor must look principally to the agency or instrumentality issuing or guaranteeing the security for ultimate repayment, and may not be able to assert a claim against the United States itself in the event that the agency or instrumentality does not meet its commitment. The U.S. Government, its agencies and instrumentalities do not guarantee the market value of their securities, and consequently, the value of such securities may fluctuate. Although the Fund may hold securities that carry U.S. Government guarantees, these guarantees do not extend to the Shares.

Investment companies that invest in high-quality securities are subject to management fees and other expenses. Therefore, investments in these funds will cause the Fund to bear indirectly a proportional share of the fees and costs of the funds in which it invests. At the same time, the Fund will continue to pay its own management fees and expenses with respect to all of its assets, including any portion invested in the shares of such fund. It is possible to lose money by investing in investment companies that invest in high-quality securities.

Corporate debt securities such as commercial paper generally are short-term unsecured promissory notes issued by businesses. Corporate debt may carry variable or floating rates of interest. Corporate debt securities carry both credit risk and interest rate risk. Credit risk is the risk that the Fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it is due.

Asset Concentration Risk. Since the Fund may take concentrated positions in Sabres Index Futures Contracts, the Fund’s performance may be hurt disproportionately and significantly by the poor performance of those positions to which it has significant exposure. Asset concentration makes the Fund more susceptible to any single occurrence affecting the underlying positions and may subject the Fund to greater market risk than more diversified funds.

Counterparty Risk. The Fund will be subject to credit risk (i.e., the risk that a counterparty is unwilling or unable to make timely payments or otherwise meet its contractual obligations) with respect to the amount the Fund expects to receive from counterparties to: Sabres Index Futures Contracts; reverse repurchase agreements; swaps on Sabres Index Futures Contracts, Other Investment Companies, or the Sabres Index.

The Fund may be negatively impacted if a counterparty becomes bankrupt or otherwise fails to perform its obligations under such an agreement. The Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding and the Fund may obtain only limited recovery or may obtain no recovery in such circumstances. In order to attempt to mitigate potential counterparty credit risk, the Fund typically enters into transactions with major financial institutions.

The counterparty to an exchange-traded futures contract is subject to the credit risk of the clearing house and the FCM through which it holds its position. Specifically, the FCM or the clearing house could fail to perform its obligations, causing significant losses to the Fund. For example, the Fund could lose margin payments it has deposited with an FCM as well as any gains owed but not paid to the Fund, if the FCM or clearing house becomes insolvent or otherwise fails to perform its obligations. Credit risk of market participants with respect to derivatives that are centrally cleared is concentrated in a few clearing houses and it is not clear how an insolvency proceeding of a clearing house would be conducted and what impact an insolvency of a clearing house would have on the financial system. Under current CFTC regulations, a FCM maintains customers’ assets in a bulk segregated account. If a FCM fails to do so, or is unable to satisfy a substantial deficit in a customer account, its other customers may be subject to risk of loss of their funds in the event of that FCM’s bankruptcy. In that event, in the case of futures, the FCM’s customers are entitled to recover, even in respect of property specifically traceable to them, only a proportional share of all property available for distribution to all of that FCM’s customers. In addition, if the FCM does not comply with the applicable regulations, or in the event of a fraud or misappropriation of customer assets by the FCM, the Fund could have only an unsecured creditor claim in an insolvency of the FCM with respect to the margin held by the FCM. FCMs are also required to transfer to the clearing house the amount of margin required by the clearing house, which amount is generally held in an omnibus account at the clearing house for all customers of the FCM. In addition, the Fund may enter into futures contracts and repurchase agreements with a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. The Fund does not specifically limit its counterparty risk with respect to any single counterparty.

Further, there is a risk that no suitable counterparties are willing to enter into reverse repurchase agreements with the Fund, or continue to enter into, reverse repurchase agreement transactions with the Fund and, as a result, the Fund may not be able to achieve its investment objective. There is also the risk that the Fund may not be able to engage in reverse repurchase agreement transactions because suitable counterparties refuse to enter into transactions with the Fund. Contractual provisions and applicable law may prevent or delay the Fund from exercising its rights to terminate an investment or transaction with a financial institution experiencing financial difficulties, or to realize on collateral, and another institution may be substituted for that financial institution without the consent of the Fund. If the credit rating of a counterparty to a futures contract and/or repurchase agreement declines, the Fund may nonetheless choose or be required to keep existing transactions in place with the counterparty, in which event the Fund would be subject to any increased credit risk associated with those transactions. Also, in the event of a counterparty’s (or its affiliate’s) insolvency, the possibility exists that the Fund’s ability to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral, could be stayed or eliminated under special resolution regimes adopted in the United States, the European Union and various other jurisdictions. Such regimes provide government authorities with broad authority to intervene when a financial institution is experiencing financial difficulty. In particular, the regulatory authorities could reduce, eliminate, or convert to equity the liabilities to the Fund of a counterparty who is subject to such proceedings in the European Union (sometimes referred to as a “bail in”).

Credit Risk. An issuer or other obligated party of a debt security may be unable or unwilling to make dividend, interest and/or principal payments when due. In addition, the value of a debt security may decline because of concerns about the issuer’s ability or unwillingness to make such payments.

Debt Securities Risk. Investments in debt securities subject the holder to the credit risk of the issuer. Credit risk refers to the possibility that the issuer or other obligor of a security will not be able or willing to make payments of interest and principal when due. Generally, the value of debt securities will change inversely with changes in interest rates. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. During periods of falling interest rates, the income received by the Fund may decline. If the principal on a debt security is prepaid before expected, the prepayments of principal may have to be reinvested in obligations paying interest at lower rates. Debt securities generally do not trade on a securities exchange making them generally less liquid and more difficult to value than common stock.

Interest Rate Risk. Interest rate risk is the risk that the value of the debt securities in the Fund’s portfolio will decline because of rising market interest rates. Interest rate risk is generally lower for shorter term debt securities and higher for longer-term debt securities. Duration is a reasonably accurate measure of a debt security’s price sensitivity to changes in interest rates and a common measure of interest rate risk. Duration measures a debt security’s expected life on a present value basis, taking into account the debt security’s yield, interest payments and final maturity. In general, duration represents the expected percentage change in the value of a security for an immediate 1% change in interest rates. For example, the price of a debt security with a three-year duration would be expected to drop by approximately 3% in response to a 1% increase in interest rates. Therefore, prices of debt securities with shorter durations tend to be less sensitive to interest rate changes than debt securities with longer durations. As the value of a debt security changes over time, so will its duration.

Clearing Broker Risk. The Fund’s investments in exchange-traded futures contracts expose it to the risks of a clearing broker (or a FCM). Under current regulations, a clearing broker or FCM maintains customers’ assets in a bulk segregated account. There is a risk that Fund assets deposited with the clearing broker to serve as margin may be used to satisfy the broker’s own obligations or the losses of the broker’s other clients. In the event of default, the Fund could experience lengthy delays in recovering some or all of its assets and may not see any recovery at all. Furthermore, the Fund is subject to the risk that no FCM is willing or able to clear the Fund’s transactions or maintain the Fund’s assets. If the Fund’s FCMs are unable or unwilling to clear the Fund’s transactions, or if the FCM refuses to maintain the Fund’s assets, the Fund will be unable to have its orders for Sabres Index Futures Contracts fulfilled or assets custodied. In such a circumstance, the performance of the Fund will likely deviate from the performance of changes in the Sabres Index and may result in the proportion of Sabres Index Futures Contracts in the Fund’s portfolio relative to the total assets of the Fund to decrease.

Non-Diversification Risk. The Fund is classified as a “non-diversified company” under the 1940 Act. As a result, the Fund is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by the diversification requirements imposed by the Code. The Fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly invested in certain issuers.

Risks Related to the Management of the Fund

Active Management Risk. The Fund is actively managed, and its performance reflects investment decisions that the Adviser makes for the Fund. Such judgments about the Fund’s investments may prove to be incorrect. If the investments selected and the strategies employed by the Fund fail to produce the intended results, the Fund could underperform as compared to other funds with similar investment objectives and/or strategies, or could have negative returns.

Frequent Trading Risk. The Fund regularly purchases and subsequently sells (i.e., “rolls”) individual futures contracts throughout the year so as to maintain a fully invested position. As the contracts near their expiration dates, the Fund rolls them over into new contracts. This frequent trading of contracts may increase the amount of commissions or mark-ups to broker-dealers that the Fund pays when it buys and sells contracts, which may detract from the Fund’s performance. High portfolio turnover may result in the Fund paying higher levels of transaction costs and may generate greater tax liabilities for shareholders. Frequent trading risk may cause the Fund’s performance to be less than expected.

Rebalancing Risk. If for any reason the Fund is unable to rebalance all or a portion of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund may be over- or under-exposed to the returns of the Sabres Index. Additionally, because the market for Sabres Index Futures Contracts is nascent and may be thinly traded, the Fund’s own trading activity, including purchases, sales, and rolling of contracts, could materially influence the prices of Sabres Index Futures Contracts. If the Fund represents a significant portion of the open interest or trading volume, its activity could move prices against it, resulting in higher costs and reduced returns. If other market participants anticipate the Fund’s trading patterns, they may engage in front-running or other anticipatory trading strategies that further increase the Fund’s transaction costs. The trading activity associated with such transactions will contribute to the existing trading volume on the underlying futures contracts and may adversely affect the market price of such underlying futures contracts.

Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or systems failures. The Fund and the Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

Valuation Risk. The Fund or the Subsidiary may hold securities or other assets that may be valued on the basis of factors other than market quotations. This may occur because the asset or security does not trade on a centralized exchange, or in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” assets or securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, there is no assurance that the Fund or the Subsidiary could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund or the Subsidiary would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund or the Subsidiary at that time. The Fund’s ability to value investments may be impacted by technological issues or errors by pricing services or other third-party service providers.

New Fund Risk. As of the date of this prospectus, the Fund has no operating history and currently has fewer assets than larger funds. Like other new funds, large inflows and outflows may impact the Fund’s market exposure for limited periods of time. This impact may be positive or negative, depending on the direction of market movement during the period effected.

Risks Related to Trading of Shares

Trading Issues Risk. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. The Fund may have difficulty maintaining its listing on the Exchange in the event the Fund’s assets are small, the Fund does not have enough shareholders, or if the Fund is unable to proceed with creation and/or redemption orders.

Authorized Participant Concentration Risk. Only an “authorized participant” or “AP” (i.e., broker-dealers and large institutional investors that have entered into participation agreement with the Fund) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that act as APs on an agency basis (i.e. on behalf of other market participants). To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem, in either of these cases, Shares may trade at a discount to the Fund’s net asset value and possibly face delisting.

Market Maker Risk. If the Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of Shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s net asset value and the price at which the Shares are trading on the Exchange, which could result in a decrease in value of the Shares. In addition, decisions by market makers or APs to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Shares trading at a discount to net asset value and also in greater than normal intra-day bid-ask spreads for Shares.

Premium/Discount Risk. The market price of the Fund’s Shares will generally fluctuate in accordance with changes in the Fund’s net asset value as well as the relative supply of and demand for Shares on the Exchange. The Fund’s market price may deviate from the value of the Fund’s underlying portfolio holdings, particularly in time of market stress, with the result that investors may pay more or receive less than the underlying value of the Shares bought or sold. The Adviser cannot predict whether Shares will trade below, at, or above their net asset value because the Shares trade on the Exchange at market prices and not at net asset value. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related, but not identical, to the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. However, given that Shares can only be purchased and redeemed in Creation Units, and only to and from broker-dealers and large institutional investors that have entered into participation agreements (unlike shares of closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset value), the Adviser believes that large discounts or premiums to the net asset value of Shares should not be sustained. In addition, because the Fund provides exposure to the statistical performance of a single professional sports team, demand for Shares may be influenced by fan loyalty, emotional attachment, and team-related sentiment rather than by rational assessments of the Fund’s expected risk-adjusted returns. These demand patterns could increase intraday volatility in Fund Shares, widen bid-ask spreads, and result in investors purchasing or selling Shares at prices that do not reflect the Fund’s underlying NAV. During stressed market conditions, the market for the Fund’s Shares may become less liquid in response to deteriorating liquidity in the market for the Fund’s underlying portfolio holdings, which could in turn lead to differences between the market price of the Fund’s Shares and their net asset value. This can be reflected as a spread between the bid and ask prices for the Fund quoted during the day or a premium or discount in the closing price from the Fund’s NAV.

Active Market Risk. Although the Shares are listed for trading on the Exchange, there can be no assurance that an active trading market for the Shares will develop or be maintained. Shares trade on the Exchange at market prices that may be below, at or above the Fund’s net asset value. Securities, including the Shares, are subject to market fluctuations and liquidity constraints that may be caused by such factors as economic, political, or regulatory developments, changes in interest rates, and/or perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments.

Cash Transaction Risk. Most ETFs generally make in-kind redemptions to avoid being taxed at the fund level on gains on the distributed portfolio securities. However, unlike most ETFs, the Fund currently intends to effect some or all redemptions for cash, rather than in-kind, because of the nature of the Fund’s investments. The Fund may be required to sell portfolio securities to obtain the cash needed to distribute redemption proceeds, which involves transaction costs that the Fund may not have incurred had it effected redemptions entirely in kind. These costs may include brokerage costs and/or taxable gains or losses, which may be imposed on the Fund and decrease the Fund’s NAV to the extent such costs are not offset by a transaction fee payable to an AP. If the Fund recognizes gain on these sales, this generally will cause the Fund to recognize gain it might not otherwise have recognized if it were to distribute portfolio securities in-kind, or to recognize such gain sooner than would otherwise be required. This may decrease the tax efficiency of the Fund compared to ETFs that utilize an in-kind redemption process, and there may be a substantial difference in the after-tax rate of return between the Fund and other ETFs.

Risks Related to Regulation, External Factors, and Federal Income Tax Consequences

Tax Risk. The Fund intends to elect and to qualify each year to be treated as a RIC under Subchapter M of the Code. As a RIC, the Fund will not be subject to U.S. federal income tax on the portion of its net investment income and net capital gain that it distributes to shareholders, provided that it satisfies certain requirements of the Code. If the Fund does not qualify as a RIC for any taxable year and certain relief provisions are not available, the Fund’s taxable income will be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed. Additionally, buying securities shortly before the record date for a taxable dividend or capital gain distribution is commonly known as “buying the dividend.” In the event a shareholder purchases Shares shortly before such a distribution, the entire distribution may be taxable to the shareholder even though a portion of the distribution effectively represents a return of the purchase price. To comply with the asset diversification test applicable to a RIC, the Fund will limit its investments in the Subsidiary to 25% of the Fund’s total assets at the end of each tax quarter. The investment strategy of the Fund will cause the Fund to hold substantially more than 25% of the Fund’s total assets in investments in the Subsidiary the majority of the time. The Fund intends to manage the exposure to the Subsidiary so that the Fund’s investments in the Subsidiary do not exceed 25% of the total assets at the end of any tax quarter. If the Fund’s investments in the Subsidiary were to exceed 25% of the Fund’s total assets at the end of a tax quarter, the Fund, generally, has a grace period to cure such lack of compliance. If the Fund fails to timely cure, it may no longer be eligible to be treated as a RIC.

Because Sabres Index Futures Contracts produce non-qualifying income for purposes of qualifying as a RIC, the Fund makes its investments in Sabres Index Futures Contracts through the Subsidiary. The Fund intends to treat any income it may derive from the futures contracts received by the Subsidiary as “qualifying income” under the provisions of the Code applicable to RICs. The IRS has issued PLRs provided to third parties not associated with the Fund or its affiliates (which only those parties may rely on as precedent) concluding that similar arrangements resulted in qualifying income. Many of such PLRs have now been revoked by the IRS. In March of 2019, the Internal Revenue Service published Regulations that concluded that income from a corporation similar to the Subsidiary would be qualifying income, if the income is related to the Fund’s business of investing in stocks or securities. Although the Regulations do not require distributions from the Subsidiary, the Fund intends to cause the Subsidiary to make distributions that would allow the Fund to make timely distributions to its shareholders. The Fund generally will be required to include in its own taxable income the income of the Subsidiary for a tax year, regardless of whether the Fund receives a distribution of the Subsidiary’s income in that tax year, and this income would nevertheless be subject to the distribution requirement for qualification as a RIC and would be taken into account for purposes of the 4% excise tax.

If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions.

Subsidiary Regulatory Investment Risk. Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary are organized, respectively, could result in the inability of the Fund to operate as intended and could negatively affect the Fund and its shareholders. The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. However, as the Subsidiary is wholly-owned by the Fund, and the investors of the Fund will have the investor protections of the 1940 Act, the Fund as a whole—including the Subsidiary—will provide investors with 1940 Act protections.

Commodity Regulatory Risk. The Fund’s use of commodity futures subject to regulation by the CFTC has caused the Fund to be classified as a “commodity pool” and this designation requires that the Fund comply with CFTC rules, which may impose additional regulatory requirements and compliance obligations. The Fund’s investment decisions may need to be modified, and commodity contract positions held by the Fund may have to be liquidated at disadvantageous times or prices, to avoid exceeding any applicable position limits established by the CFTC, potentially subjecting the Fund to substantial losses. The regulation of commodity transactions in the United States is subject to ongoing modification by government, self-regulatory and judicial action. The effect of any future regulatory change with respect to any aspect of the Fund is impossible to predict, but could be substantial and adverse to the Fund.

Regulatory Risk. The regulatory framework governing sports-linked financial instruments is evolving and subject to significant uncertainty. Sabres Index Futures Contracts are a novel instrument class for which there is limited regulatory precedent. The CFTC has broad discretionary authority to determine whether particular contracts are consistent with the public interest, including authority to disapprove or direct an exchange to delist contracts that the CFTC determines involve gaming, are unlawful, or otherwise run contrary to the purposes of the CEA. The CFTC has recently proposed amendments to its rules concerning event contracts, commonly referred to as prediction markets, to specify which contracts may be determined contrary to the public interest and therefore may not be listed for trading or accepted for clearing on or through a CFTC-regulated entity. The CFTC or the listing exchange could, at any time and without advance notice, impose new conditions, margin or position-limit requirements, reporting obligations, trading halts, settlement adjustments, or delisting actions. Any such changes could, among other things; (i) impair the Fund’s ability to establish, maintain, or close positions; (ii) require the Fund to liquidate positions at disadvantageous prices; (iii) alter the economic characteristics on which the Fund relies; or (iv) render the Fund’s principal investment strategy impractical. In addition, future legislative, judicial, or administrative developments could retroactively affect the permissibility, settlement mechanics, or availability of Sabres Index Futures Contracts. These developments may occur abruptly and may not provide mechanisms for investor recourse or for the orderly unwind of positions. There can be no assurance that the regulatory environment for sports-linked financial instruments will remain stable or favorable.

Cyber Security Risk. The Fund is susceptible to operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding, but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the Fund’s third-party service providers, such as its administrator, transfer agent, or custodian, as applicable, or issuers in which the Fund invests, can also subject the Fund to many of the same risks associated with direct cyber security breaches. While the Fund has established business continuity plans and risk management systems designed to reduce the risks associated with cyber security, there are inherent limitations in such plans and systems. Additionally, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third-party service providers.

Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics (for example, the novel coronavirus COVID-19), have been and can be highly disruptive to economies and markets and have recently led, and may continue to lead, to increased market volatility and significant market losses. Such natural disaster and health crises could exacerbate political, social, and economic risks, and result in significant breakdowns, delays, shutdowns, social isolation, and other disruptions to important global, local and regional supply chains affected, with potential corresponding results on the operating performance of the Fund and its investments. A climate of uncertainty and panic, including the contagion of infectious viruses or diseases, may adversely affect global, regional, and local economies and reduce the availability of potential investment opportunities, and increases the difficulty of performing due diligence and modeling market conditions, potentially reducing the accuracy of financial projections. Under these circumstances, the Fund may have difficulty achieving its investment objectives which may adversely impact Fund performance. Further, such events can be highly disruptive to economies and markets, significantly disrupt the operations of individual companies (including, but not limited to, the Fund’s investment advisor, third party service providers, and counterparties), sectors, industries, markets, securities and commodity exchanges, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. These factors can cause substantial market volatility, exchange trading suspensions and closures, changes in the availability of and the margin requirements for certain instruments, and can impact the ability of the Fund to complete redemptions and otherwise affect Fund performance and Fund trading in the secondary market. A widespread crisis would also affect the global economy in ways that cannot necessarily be foreseen. How long such events will last and whether they will continue or recur cannot be predicted. Impacts from these could have a significant impact on the Fund’s performance, resulting in losses to your investment.

Performance

As of the date of this prospectus, the Fund has not yet commenced operations and therefore does not have a performance history. Once available, the Fund’s performance information will be accessible on the Fund’s website at www.volatilityshares.com and will provide some indication of the risks of investing in the Fund.

Management

Investment Adviser

Volatility Shares LLC

Portfolio Managers

The following persons serve as portfolio managers of the Fund.

•	Charles Lowery — Chief Investment Officer, Volatility Shares

•	Anand Desai — Head of Portfolio Management, Volatility Shares

•	Dustin Shidaker — Portfolio Manager, Volatility Shares

Each of the portfolio managers is primarily and jointly responsible for the day-to-day management of the Fund. Each of the Fund’s portfolio managers have served in such capacity since the Fund’s inception.

Purchase and Sale of Shares

The Fund issues and redeems Shares on a continuous basis, at NAV, only in large blocks of shares called “Creation Units.” Individual Shares may only be purchased and sold on the secondary market through a broker-dealer at a market price. Since Shares trade on securities exchanges in the secondary market at their market price rather than their NAV, the Shares may trade at a price greater than (premium) or less than (discount) the Fund’s NAV. An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). Recent information, including the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is available online at www.volatilityshares.com.

Tax Information

The Fund’s distributions will generally be taxable as ordinary income, returns of capital or capital gains. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser and Foreside Fund Services, LLC, the Fund’s distributor (the “Distributor”), may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Calgary Flames ETF

Investment Objective

The Calgary Flames ETF (the “Fund” or “[__]”) seeks to provide investment results, before fees and expenses, that correspond to the performance of futures contracts on the CME FSPI NHL Calgary Flames Index.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell Shares. Investors may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example set forth below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	[___]	%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses(1)	0.00%
Total Annual Fund Operating Expenses	[___]	%
(1)	“Other Expenses” are estimates based on the expenses the Fund expects to incur for the current fiscal year.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels. This example does not include the brokerage commissions that investors may pay to buy and sell Shares.

Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years
$[__]	$[___]

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. Because the Fund is new, portfolio turnover information is unavailable at this time.

Principal Investment Strategies

The Fund is an exchange-traded fund (“ETF”) that seeks to achieve its investment objective primarily through investments in futures contracts on the CME FSPI NHL Calgary Flames Index, which is a non-investable index (the “Flames Index”). The Flames Index is designed to systemically measure the cumulative team performance of the Calgary Flames only during games played over the regular and post-season. The Flames Index is a transparent, rules-based system using official league statistics, where positive actions add points and negative actions subtract points. The Flames Index is based on fifty-five statistical measures of performance and results of team games (wins, losses and ties) that results in continuous, live statistical values that underpin the value of the Flames Index which is calculated into a trackable and tradable number. The Flames Index is based solely on these statistical factors, and the performance of other professional hockey teams in the National Hockey League® (the “NHL”), or events outside of on-ice performance by the Calgary Flames, will not impact the value of the Flames Index.

The Flames Index has an initial standardized base value of 7,500 before the season and moves up or down based on officially reported statistics from each game, including real-time movement during regular season and postseason play. At the conclusion of the postseason, the Flames Index value resets to 7,500.

The Flames Index is maintained and calculated by FutureSports (the “Index Provider”). The Flames Index methodology is designed to align with the International Organization of Securities Commissions (“IOSCO”) Principles for Financial Benchmarks and supported by published governance, oversight and methodology change procedures. The NHL serves as the official data source for the Flames Index but does not participate in index determination or governance.

The Fund obtains exposure to the Flames Index by investments in futures contracts that reference the Flames Index and that trade on an exchange registered with the Commodity Futures Trading Commission (“Flames Index Futures Contracts”), and cash, cash-like instruments or high quality securities that serve as collateral to the Fund’s investments in Flames Index Futures Contracts (“Collateral Investments”).

Under normal circumstances, the Fund will invest at least 80% of the value of its net assets (plus borrowings for investment purposes) in Flames Index-Linked Instruments. For purposes of this policy, “Flames Index-Linked Instruments” means (i) Flames Index Futures Contracts; (ii) shares of other investment companies registered under the Investment Company Act of 1940 (the “1940 Act”) that invest in similar assets to those in which the Fund may invest (“Other Investment Companies”); (iii) exchange traded options on the Flames Index or shares of Other Investment Companies; and (iv) swap agreement transactions that reference Flames Index Futures Contracts, Other Investment Companies, or the Flames Index. Certain Flames Index-Linked Instruments, such as Other Investment Companies or options thereon, are currently unavailable for investment, though are expected to become available in the future.

The Fund expects to gain investment exposure to the Flames Index by investing a portion of its assets in a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”).

The Fund does not invest directly in prediction markets, event contracts or other instruments that provide exposure to individual sporting event or season-long outcomes or to investments that provide exposure to the financial performance of individual sports teams or leagues. Instead, the Fund seeks to benefit from increases in the price of Flames Index Futures Contracts.

The investment adviser to the Fund and the Subsidiary is Volatility Shares LLC (the “Adviser” or “Volatility Shares”). The Adviser oversees the Fund and implements the day-to-day portfolio management responsibilities for the Fund. In serving as investment adviser to the Fund, the Adviser does not conduct conventional investment research or analysis or forecast market movement or trends.

The Fund is classified as a “non-diversified company” under the 1940 Act. The Fund will not concentrate its investments in securities of issuers in any industry or group of industries, as the term “concentrate” is used in the 1940 Act, except that the Fund may invest more than 25% of its total assets in Flames Index-Linked Instruments.

The Calgary Flames

The Calgary Flames are a professional ice hockey team based in Calgary, Alberta, competing in the Pacific Division of the NHL’s Western Conference. During the 2025–2026 season, the Flames finished seventh in the Pacific Division, ranking 30th in standings points, 32nd in goals for, 21st in goals against, and 30th in goal differential. The Flames were founded in 1972 as the Atlanta Flames by real estate developer Tom Cousins. The Flames are currently owned by Calgary Sports and Entertainment Corporation, with Murray Edwards serving as Chairman since 1994. The team has won one Stanley Cup championship, capturing the title in 1989. Neither the Fund, the Trust, nor the Adviser is affiliated with the Calgary Flames.

Flames Index Futures Contracts

The Fund intends to typically enter into cash-settled Flames Index Futures Contracts as the “buyer,” except as detailed below.

In simplest terms, in a cash-settled futures market the counterparty pays cash to the buyer if the price of a futures contract goes up, and buyer pays cash to the counterparty if the price of the futures contract goes down. In order to maintain its exposure to the Flames Index, the Fund intends to exit its futures contracts as they near expiration and replace them with new futures contracts with a later expiration date. Futures contracts with a longer term to expiration may be priced higher than futures contracts with a shorter term to expiration, a relationship called “contango”. When rolling futures contracts that are in contango the Fund will close its long position by selling the shorter-term contract at a relatively lower price and buying a longer-dated contract at a relatively higher price. The presence of contango will adversely affect the performance of the Fund. Conversely, futures contracts with a longer term to expiration may be priced lower than futures contracts with a shorter term to expiration, a relationship called “backwardation”. When rolling long futures contracts that are in backwardation, the Fund will close its long position by selling the shorter-term contract at a relatively higher price and buying a longer-dated contract at a relatively lower price. The presence of backwardation may positively affect the performance of the Fund. Further, the returns of the Flames Index Futures Contracts may differ from that of the Flames Index due to the divergence in prices or the costs associated with investing in futures contracts, which may negatively impact the Fund’s returns.

The Fund invests in Flames Index Futures Contracts indirectly via the Subsidiary. The Subsidiary and the Fund will have the same investment adviser and investment objective. The Subsidiary will also follow the same general investment policies and restrictions as the Fund. Except as noted herein, for purposes of this Prospectus, references to the Fund’s investment strategies and risks include those of the Subsidiary. The Fund complies with the provisions of the 1940 Act governing investment policies and capital structure and leverage on an aggregate basis with the Subsidiary. Furthermore, the Adviser, as the investment adviser to the Subsidiary, complies with the provisions of the 1940 Act relating to investment advisory contracts as it relates to its advisory agreement with the Subsidiary. The Subsidiary also complies with the provisions of the 1940 Act relating to affiliated transactions and custody. Because the Fund intends to qualify for treatment as a regulated investment company (a “RIC”) under the Internal Revenue Code of 1986 (the “Code”), the size of the Fund’s investment in the Subsidiary will not exceed 25% of the Fund’s total assets at or around each quarter end of the Fund’s fiscal year. In order to qualify as a RIC, the Fund will have to reduce its exposure to its Subsidiary on or around the end of each of the Fund’s fiscal quarter ends. The Fund expects to reduce its exposure to its Subsidiary during these periods by investing in certain other investments as described below. During these periods, the Fund may not achieve its investment objective. At other times of the year, the Fund’s investments in the Subsidiary will significantly exceed 25% of the Fund’s total assets. The Subsidiary’s custodian is U.S. Bank, N.A.

If circumstances occur where market prices for Flames Index Futures Contracts were not readily available, the Fund would fair value its Flames Index Futures Contracts in accordance with its pricing and valuation policy and procedures for fair value determinations. Pursuant to those policies and procedures, the Adviser would consider various factors, such as pricing history; market levels prior to price limits or halts; and supply, demand, and open interest in Flames Index Futures Contracts, among other factors. The Adviser would document its proposed pricing and methodology, detailing the factors that entered into the valuation.

Collateral Investments

The Fund will also invest its assets in Collateral Investments. The Collateral Investments may consist of high-quality securities, which include: (1) U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury; (2) investment companies registered under the 1940 Act that invest in high-quality securities; and/or (3) corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by businesses that are rated investment grade or determined by the Adviser to be of comparable quality. For these purposes, “investment grade” is defined as investments with a rating at the time of purchase in one of the four highest categories of at least one nationally recognized statistical rating organization (e.g., BBB- or higher from S&P Global Ratings or Baa3 or higher from Moody’s Investors Service, Inc.).

The Collateral Investments are designed to provide liquidity, serve as margin, or otherwise collateralize the Subsidiary’s investments in Flames Index-Linked Instruments. The Fund expects that it will primarily invest its assets, and that the Subsidiary will primarily invest its assets, in Collateral Investments that are “securities,” as such term is defined under the 1940 Act.

Other Investments

In order to help the Fund maintain exposure to the Flames Index, maintain its tax status as a RIC on days in and around quarter-end, help the Fund maintain its desired exposure to Flames Index Futures Contracts when it is approaching or has exceeded position limits or accountability levels, or because of liquidity or other constraints, the Fund may invest in the following:

Reverse Repurchase Agreements

The Fund may invest in reverse repurchase agreements which are a form of borrowing in which the Fund sells portfolio securities to financial institutions and agrees to repurchase them at a mutually agreed-upon date and price that is higher than the original sale price, and use the proceeds for investment purchases.

As a result of the Fund repurchasing the securities at a higher price, the Fund will lose money by engaging in reverse repurchase agreement transactions.

As noted above, because the Fund intends to qualify for treatment as a RIC under the Code, the size of the Fund’s investment in the Subsidiary will not exceed 25% of the Fund’s total assets at or around each quarter end of the Fund’s fiscal year (the “Asset Diversification Test”). At other times of the year, the Fund’s investments in the Subsidiary will significantly exceed 25% of the Fund’s total (or gross) assets.

When the Fund seeks to reduce its total assets exposure to the Subsidiary, it may use the short-term Treasury Bills it owns (and purchase additional Treasury Bills as needed) to transact in reverse repurchase agreement transactions, which are ostensibly loans to the Fund. Those loans will increase the gross assets of the Fund, which the Adviser expects will allow the Fund to meet the Asset Diversification Test. When the Fund enters into a reverse repurchase agreement, it will either (i) be consistent with Section 18 of the 1940 Act and maintain asset coverage of at least 300% of the value of the reverse repurchase agreement; or (ii) treat the reverse repurchase agreement transactions as derivative transactions for purposes of Rule 18f-4 under the 1940 Act (“Rule 18f-4”), including as applicable, the value-at-risk based limit on leverage risk.

Other Investment Companies

The Fund may invest in shares of Other Investment Companies, that is, shares of investment companies registered under the 1940 Act that invest in similar assets to those in which the Fund may invest.

Exchange-traded option contracts on shares of Other Investment Companies.

The Fund may invest in exchange-listed option contracts on shares of Other Investment Companies, which invest in similar assets to those in which the Fund may invest. An option is a contract that gives the purchaser of the option, in return for the premium paid, the right to buy shares of an investment company, from the writer of the option (in the case of a call option), or to sell shares of the investment company to the writer of the option (in the case of a put option) at a designated price during the term of the option. The premium paid by the buyer of an option will reflect, among other things, the relationship of the exercise price to the market price and the volatility of the shares of the investment company, the remaining term of the option, supply, demand, interest rates and/or currency exchange rates. The Fund may utilize “American” style options or “European” style options. American style options are exercisable on any date prior to the expiration date of the option contract. In contrast, European style options are exercisable only on the expiration date of the option contract.

Swaps that reference Flames Index Futures Contracts, Other Investment Companies, or the Flames Index.

Swap contracts are transactions entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a swap transaction, the Fund and a counterparty will agree to exchange or “swap” payments based on the change in value of an underlying asset or benchmark. For example, the two parties may agree to exchange the return (or differentials in rates of returns) earned or realized on a particular investment or instrument. In the case of the Fund, the reference asset can be Flames Index Futures Contracts, Other Investment Companies or the Flames Index.

Principal Risks

As with all investments, there are certain risks of investing in the Fund. Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective. An investment in the Fund does not represent a complete investment program. An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, the Adviser or any of their affiliates. You should consider carefully the following risks before investing in the Fund.

Each risk noted below is considered a principal risk of investing in the Fund, regardless of the order in which it appears. The significance of each risk factor below may change over time and you should review each risk factor carefully.

Risks Specific to the Fund’s Investments

Investment Strategy Risk. The Fund, through the Subsidiary, invests primarily in Flames Index Futures Contracts. The Fund does not invest directly in prediction markets, event contracts or other instruments that provide exposure to individual sporting event or season-long outcomes or to investments that provide exposure to the financial performance of individual sports teams or leagues. Instead, the Fund seeks to benefit from increases in the price of Flames Index Futures Contracts. The price of Flames Index Futures Contracts may not be an accurate measure of the Flames Index. Consequently, the Fund may perform differently from the performance of the Flames Index. There can be no guarantee that the performance of Flames Index Futures Contracts will be highly correlated to the performance of the Flames Index. Transaction costs (including the costs associated with futures investing), position limits, the availability of counterparties and other factors may impact the cost and pricing of Flames Index Futures Contracts and decrease the correlation between the performance of Flames Index Futures Contracts and the Flames Index, over short- or long-term periods. In addition, the performance of back-month Flames Index Futures Contracts is likely to differ more significantly from the performance of the Flames Index. To the extent the Fund is invested in back-month Flames Index Futures Contracts, the performance of the Fund should be expected to deviate more significantly from the performance of the Flames Index. Moreover, because the Flames Index is uninvestable, the Fund can only gain exposure through futures contracts and other derivatives, and differences between the prices of those instruments and the levels of the Flames Index may result in the Fund experiencing larger losses or smaller gains than would be implied by changes in the Flames Index alone.

Sports Performance Risk. The Fund’s investment strategy is inherently speculative. The value of Flames Index Futures Contracts is derived from the statistical performance of a single professional sports team as measured by the Flames Index. Successfully investing in Flames Index Futures Contracts requires that the team tracked by the index performs well statistically over the course of a season, an outcome that is inherently uncertain and subject to numerous unpredictable variables, including player health, competitive dynamics, coaching decisions, and random variation in athletic performance. The Flames Index may decline in value, and there can be no assurance that the team tracked by the index will perform at or above the levels implied by the prices of Flames Index Futures Contracts at the time the Fund obtains exposure.

On-Ice Performance and Competitive Results Risk. The Fund’s investment performance is linked to the on-ice statistical performance of a single NHL team during the regular season and, if applicable, the playoffs. The prices of Flames Index Futures Contracts are expected to rise when the team performs well statistically and to fall when the team performs poorly. Competitive results in professional hockey are inherently unpredictable and can be influenced by factors entirely outside the team’s control, including the performance of opposing teams, referee calls, random puck bounces, weather affecting travel, and in-game injuries. A team may enter a season with high expectations based on roster strength, coaching hires, or offseason acquisitions, only to underperform due to chemistry issues, unexpected injuries to key players, player slumps, or tactical mismatches against divisional opponents. The NHL season extends over several months and includes 82 regular season games per team, during which even a strong team may experience prolonged losing streaks that cause material declines in the Flames Index. If the team fails to make the playoffs, the Fund will not benefit from any potential uplift in index value that could accompany postseason success. Conversely, early playoff elimination could cause sharp declines in futures prices if the market had priced in deeper postseason performance. Because the Fund is concentrated in a single NHL team, there is no opportunity to offset poor on-ice performance by gaining exposure to a stronger team or a different sport.

Flames Index Investing Risk. The Fund is indirectly exposed to the risks of the Flames Index through its investments in Flames Index Futures Contracts and other Flames Index-Linked Instruments. The Fund does not invest in the Flames Index, which is an uninvestable index. The performance of the Flames Index will be very different from a portfolio of Flames Index Futures Contracts.

The Flames Index moves up or down based on officially reported statistics from every game, match, or event throughout the regular season and postseason. Positive statistical actions (e.g., goals scored, points earned) add value to the index, while negative actions (e.g., opponent scoring, penalties or setbacks) subtract value. Poor statistical performance by the Calgary Flames could have a significant negative impact on the level of the Flames Index and therefore the value of the Fund. In addition, unlike instruments that are based on tradable reference assets, the Flames Index Futures Contracts and Flames Index-Linked Instruments are tied to an index that is not directly investable and, thus, have settlement prices based on the calculation of that index, not the price of a tradable asset.

Concentrated Single-Team Exposure Risk. The Fund’s investment strategy results in concentrated exposure to a single professional sports team’s statistical performance (i.e., the Calgary Flames) as measured by an index. Unlike diversified funds that spread risk across multiple asset classes, sectors, or issuers, the Fund’s performance is primarily driven by the statistical output of one team over the course of a season. As a result, the Fund is more susceptible to risks affecting that team, including player injuries, suspensions, trades, retirements, coaching changes, front-office turnover, league sanctions, labor disputes, lockouts, or other events that directly or indirectly influence the team’s on-ice statistical performance. This degree of concentration will likely increase volatility in the Fund’s NAV, heighten the likelihood of significant losses over short periods, and cause the Fund’s returns to diverge substantially from those of more diversified investments. Additionally, because the Fund is concentrated in a single team, it is inherently concentrated in a single professional sports league. This subjects the Fund to league-specific risks, including league-wide labor disputes, broad scandal, changes to the structure or rules of the league, or events that cause the cancellation or suspension of games. The Fund has no ability to rotate exposure into a different team, sport, or league in response to adverse developments affecting the team to which it has exposure.

Insider Trading and Information Asymmetry Risk. Unlike securities markets, which are governed by well-established insider trading prohibitions under the Securities Exchange Act of 1934, the legal framework governing trading on the basis of material, non-public information in the context of commodity futures is less developed. While the CFTC has broad anti-manipulation and anti-fraud authority under the Commodity Exchange Act (“CEA”), specific rules and judicial precedent addressing what constitutes improper trading on non-public information in the context of sports-linked futures remain nascent. Certain individuals may possess material, non-public information that could affect the statistical performance of the Flames Index and, consequently, the prices of Flames Index Futures Contracts. Such individuals may include, without limitation, team coaches, players, trainers, team medical staff, front office personnel, referees, officials, league personnel, or sports data providers. For example, undisclosed injuries to key players or undisclosed lineup changes could materially affect the level of the Flames Index. Such persons could trade Flames Index Futures Contracts or Fund Shares to profit from their informational advantage prior to public disclosure. There is no guarantee that exchanges, the CME, or the CFTC will successfully detect and prevent such trading, and the Fund has no means of preventing such individuals from purchasing or selling Fund Shares. The participation of informed insiders in the market for Flames Index Futures Contracts can create adverse selection for other market participants and distort market prices. Because the Fund is concentrated in a single team, the impact of insider trading on the Fund may be more pronounced than in markets with broader diversification.

League Credibility and Sports Integrity Risk. The Flames Index is calculated based on official league statistics derived from the games of a single professional sports team, and the integrity of those games is fundamental to the reliability of the index. Efforts to interfere with the team’s games, including match-fixing, point-shaving, or referee manipulation, could materially affect the statistical data upon which the Flames Index is based, create significant uncertainty regarding index levels, and cause pronounced price volatility in Flames Index Futures Contracts. Confirmed or suspected game interference may also prompt legislative or regulatory responses, including restrictions on sports-linked financial products or emergency rulemaking by the CFTC, that could restrict the listing or trading of Flames Index Futures Contracts. Even widely publicized allegations of interference, absent actual misconduct, could undermine market confidence in the Flames Index and the futures contracts that reference it.

Gaming and State Regulatory Litigation Risk. Exchanges that list sports-linked financial instruments, including Flames Index Futures Contracts, may be subject to legal challenges brought by state attorneys general, state gaming commissions, and other state-level actors asserting that such instruments constitute regulated gambling or gaming activity under state law, notwithstanding that such contracts are listed on a CFTC-regulated exchange. Such proceedings may assert that the listing of sports-linked contracts violates state gaming statutes, requires state gaming or sports wagering licenses, or constitutes an illegal gambling enterprise. These exchanges, and the CFTC in certain court filings, have asserted that the CEA and the CFTC’s exclusive jurisdiction over CFTC-regulated exchanges preempts state gaming regulations. There is no assurance that federal courts will rule in favor of federal preemption, and resolution may require years of litigation and potentially appellate review. An adverse ruling could result in the suspension or cessation of trading in Flames Index Futures Contracts, material operational restrictions, significant financial penalties, or the effective loss of the ability to list sports-linked futures. Any of these outcomes could materially and adversely affect the Fund’s ability to achieve its investment objective and could result in significant losses.

Platform and Distribution Restriction Risk. Broker-dealers, registered investment adviser platforms, wirehouses, and other financial intermediaries may refuse to list, recommend, or permit purchases of Fund Shares through their platforms due to the Fund’s association with sports performance outcomes and the perception that such products are akin to sports wagering, regardless of the Fund’s legal status as a registered investment company under the 1940 Act. Certain intermediaries may permit only unsolicited purchases, prohibit financial advisers from recommending the Fund, or exclude the Fund from model portfolios entirely. These restrictions could limit the Fund’s accessible investor base, constrain assets under management, reduce secondary market liquidity, widen bid-ask spreads, and increase the likelihood that Fund Shares will trade at significant premiums or discounts to net asset value. Even if an intermediary initially permits distribution, it may subsequently restrict access in response to adverse regulatory developments, reputational concerns, or changes in compliance policies. If a significant number of intermediaries refuse to distribute Fund Shares, the Fund may be unable to achieve sufficient scale, which could increase the Fund’s expense ratio, reduce trading volume, and impair the Fund’s ability to operate effectively.

Novel Market Risk. Flames Index Futures Contracts are a novel asset class with limited trading history. The market may not develop the depth, liquidity, or trading efficiency associated with more established futures markets, and its pricing may be influenced by factors unrelated to fundamental assessments of team performance, including speculative activity, behavioral biases, regulatory headlines, or concentrated participation by a limited number of traders. There is limited historical data on which to base expectations regarding future price behavior, volatility patterns, or the costs associated with maintaining exposure, and traditional risk metrics may not accurately capture the risks of investing in this market. There can be no assurance that the market for Flames Index Futures Contracts will achieve or sustain the level of participation, liquidity, and price discovery necessary for the Fund to effectively pursue its investment objective.

Limited Price Discovery and Market Depth Risk. Because Flames Index Futures Contracts are a newly created instrument class, the market may lack the depth, breadth, and participation necessary for reliable price discovery. Traditional commodity futures markets benefit from decades of participation by commercial hedgers, speculators, and arbitrageurs whose activities contribute to efficient pricing. The market for Flames Index Futures Contracts is expected to have few, if any, natural commercial hedgers, and may be dominated by retail speculators, algorithmic traders, or a small number of institutional participants. This concentrated participation could result in prices that do not accurately reflect fair value, wider bid-ask spreads, and elevated intraday price volatility. In thin markets, even modest order flow from the Fund could move prices against the Fund, increasing transaction costs and reducing returns. There can be no assurance that the market for Flames Index Futures Contracts will develop sufficient liquidity over time, and the Fund may be unable to establish or exit positions at prices the Fund considers favorable.

Seasonality and Offseason Risk. The Flames Index resets to a standardized base value prior to the start of each sports season and has a defined life cycle that ends following the postseason. Because the Fund tracks a single team in a single sport, the Fund is tied to that sport’s competitive calendar and has no ability to diversify across sports or rotate into a sport that is in-season when the team’s sport is not. During the playing season, the Flames Index moves in real-time based on officially reported game statistics, and the prices of Flames Index Futures Contracts are expected to reflect both the current index level and market expectations regarding future team performance. During the offseason, however, the Flames Index will not move because no games are being played, and the Fund’s exposure to Flames Index Futures Contracts will behave differently than during the playing season. The Fund anticipates maintaining exposure to Flames Index Futures Contracts during the offseason. Although the underlying index will be static during this period, the prices of Flames Index Futures Contracts may still fluctuate based on market expectations regarding the team’s prospects for the upcoming season, including coaching changes, player trades, draft picks, free agent signings, injury recovery timelines, training camp developments, and other factors that affect the market’s assessment of the team’s likely statistical performance. However, because the index itself is not moving during the offseason, the magnitude of futures price movements may be reduced relative to the playing season, and the relationship between futures prices and the underlying index level may be less predictable. There can be no assurance that the Fund’s offseason futures holdings will appreciate in value, and the Fund may experience losses during the offseason if market sentiment regarding the team’s upcoming season deteriorates. In addition, there can be no assurance that Flames Index Futures Contracts will be available in sufficient volume or at favorable pricing during the offseason or at the start of a new season.

League Discontinuation, Lockout, or Strike Risk. The Fund’s ability to invest in Flames Index Futures Contracts depends on the continued operation of the NHL and the playing of scheduled games. Labor disputes between the NHL and its players’ union could result in a lockout or strike that suspends or cancels all or a significant portion of a season. The NHL has previously experienced work stoppages, including a full-season cancellation in 2004-2005. During any such period, no games would be played, the Flames Index would not generate data, and trading in Flames Index Futures Contracts could be suspended or severely impaired. The Fund would be unable to pursue its investment strategy during such a period, may be forced to liquidate positions at disadvantageous prices, and could experience substantial losses. Even after a labor dispute is resolved, the shortened or restructured season could materially change the statistical patterns underlying the index methodology. In addition, force majeure events such as a pandemic, natural disaster, or other circumstances beyond the control of the league could cause widespread game cancellations or delays. There can be no assurance that the league will not experience a work stoppage or other extended interruption during the Fund’s investment period, or that the Fund will be able to recover any losses incurred as a result of such events.

Index Provider and Data Dependency Risk. The Flames Index is maintained and calculated by a single Index Provider, FutureSports. If the Index Provider were to experience operational failures, cease operations, lose its data feed from the applicable sports league, experience a cybersecurity breach, or otherwise become unable to calculate the Flames Index, Flames Index Futures Contracts may have no reliable reference value, which could materially and adversely affect the value of the Fund. In addition, the Flames Index is calculated solely on the basis of officially reported statistics from a single sports league. The league serves as the data source but does not participate in index determination or governance. If the league were to report incorrect statistics, issue post-game corrections, change how it reports or categorizes statistics, delay reporting, or discontinue the provision of data to the Index Provider, the settlement prices of Flames Index Futures Contracts could be based on erroneous or incomplete data. Furthermore, the Index Provider controls the methodology by which official statistics are translated into index points. If the Index Provider amends or discontinues its methodology, the behavior of the Flames Index could change materially and the futures market may not immediately price in such changes. The Flames Index is calculated in real-time while games are being played, which introduces latency, data-feed, and computational risks that differ from those associated with traditional financial indexes.

Trading Hours and Sporting Event Timing Risk. NHL games may occur during evening hours, on weekends, and on holidays when the Exchange is closed and when the market for Flames Index Futures Contracts may have limited or no trading activity. Because the Flames Index moves in real-time while games are being played, material index movements may occur during periods when investors are unable to buy or sell Shares or when Flames Index Futures Contracts are not actively trading. As a result, the opening price of Shares and the prices of Flames Index Futures Contracts on the next trading session may differ significantly from the prior session’s closing prices, potentially resulting in large gaps at the open. Shareholders may not be able to sell their Shares until after such a gap has been fully realized, resulting in an inability to mitigate losses in a declining market.

Futures Contracts Risk. Risks of futures contracts include: (i) an imperfect correlation between the value of the futures contract and the underlying asset; (ii) possible lack of a liquid secondary market; (iii) the inability to close a futures contract when desired; (iv) losses caused by unanticipated market movements, which may be unlimited; (v) an obligation for the Fund to make daily cash payments to maintain its required margin, particularly at times when the Fund may have insufficient cash; and (vi) unfavorable execution prices from rapid selling. Unlike equities, which typically entitle the holder to a continuing stake in a corporation, futures contracts normally specify a certain date for settlement in cash based on the reference asset. As the futures contracts approach expiration, they may be replaced by similar contracts that have a later expiration. This process is referred to as “rolling.” If the market for these contracts is in “contango,” meaning that the prices of futures contracts in the nearer months are lower than the price of contracts in the distant months, the sale of the near-term month contract would be at a lower price than the longer-term contract, resulting in a cost to “roll” the futures contract. The actual realization of a potential roll cost will be dependent upon the difference in price of the near and distant contract. Because the margin requirement for futures contracts is less than the value of the assets underlying the futures contract, futures trading involves a degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 40% of the value of the futures contract is deposited as margin, a subsequent 20% decrease in the value of the futures contract would result in a loss of half of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A decrease in excess of 40% would result in a loss exceeding the original margin deposit, if the futures contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount initially invested in the futures contract. However, the Fund would presumably have sustained comparable losses if, instead of investing in the futures contract, it had invested in the underlying financial instrument and sold it after the decline. Further, if the market for Flames Index Futures Contracts is in a period of contango, if the performance of the Flames Index and the price of Flames Index Futures Contracts were to decline, the Fund would experience the negative impact of contango. The impact of backwardation or contango may lead to the returns of the Fund to vary significantly from the total return of other price references. Additionally, in the event of a prolonged period of contango, and absent the impact of rising or falling pricing in the Flames Index, this could have a significant negative impact on the Fund’s NAV and total return.

Position Limits and Price Limits

The CFTC and various exchanges on which Flames Index Futures Contracts trade have established position limits and price limits for Flames Index Futures Contracts. Position limit regulation and price limit regulation serve distinct purposes and are regulated differently.

Position limits are designed to prevent excessive speculation that could cause sudden or unreasonable fluctuations in the price of a commodity. They limit the maximum number of contracts a person or entity can hold in a particular commodity.

Price limits are mechanisms to maintain orderly markets by restricting the price range within which futures contracts can trade during a trading session. They prevent extreme price movements that could disrupt market stability. Price limits are typically set as a percentage of the previous day's settlement price. When price limits are hit, trading may be halted or expanded depending on the product and regulatory rules. Unlike position limits, price limits do not restrict the number of contracts a trader can hold but rather the price at which those contracts can be traded. When a price limit is hit, the market for Flames Index Futures Contracts may temporarily halt until price limits can be expanded or trading may be stopped for the day.

If the Fund is unable to buy or sell Flames Index Futures Contracts as a result of position limits being hit or price limits that result in a halted or closed market—or for other reasons including limited liquidity in the market for Flames Index Futures Contracts, a disruption to the market for Flames Index Futures Contracts, or as a result of margin requirements, accountability levels, or other limitations imposed by the Fund’s futures commission merchants (“FCMs”), the listing exchanges, or the CFTC—the Adviser would take such action as it believes appropriate and in the best interest of the Fund in consideration of the facts and circumstances at such time, including: (i) investing in Flames Index-Linked Instruments that are not Flames Index Futures Contracts; (ii) requiring that authorized participants purchase and redeem in large blocks of shares called “Creation Units” through an exchange for related position (EFRP) method rather than in cash; (iii) applying increased authorized participant variable transaction fees for purchases or redemptions of Creation Units made in cash; or (iv) de-levering the Fund, relative to its investment objective, by an amount reflecting prevailing price limits. In addition, the Fund generally may suspend the issuance of Creation Units only for a limited time and only due to extraordinary circumstances, such as when the markets on which the ETF’s portfolio holdings are traded are closed for a limited period of time; that is to say, when the Fund is unable to increase its exposure to underlying assets.

Cost of Futures Investment Risk. When a Flames Index Futures Contract is nearing expiration, the Fund will generally sell it and use the proceeds to buy a Flames Index Futures Contract with a later expiration date. This is commonly referred to as “rolling”.

If the Fund rolls Flames Index Futures Contracts that are in contango, the Fund would sell a lower priced, expiring contract and purchase a higher priced, longer-dated contract. The price difference between the expiring contract and longer-dated contract associated with rolling Flames Index Futures Contracts is typically substantially higher than the price difference associated with rolling other futures contracts. Contango in the market for Flames Index Futures Contracts may have a significant adverse impact on the performance of the Fund and may cause Flames Index Futures Contracts and the Fund to underperform the Flames Index. Both contango and backwardation would reduce the Fund’s correlation to the Flames Index and may limit or prevent the Fund from achieving its investment objective. The impact of both contango and backwardation may also be greater to the extent the Fund invests in back-month Flames Index Futures Contracts.

Investment Capacity Risk. If the Fund’s ability to obtain exposure to Flames Index Futures Contracts consistent with its investment objective is disrupted for any reason, including but not limited to, limited liquidity in the market for Flames Index Futures Contracts, a disruption to the market for Flames Index Futures Contracts, or as a result of margin requirements or position limits imposed by the Fund’s FCMs, the CME, or the CFTC, and the Fund could not otherwise meet its investment objective through the use of other investments discussed above, the Fund would not be able to achieve its investment objective and may experience significant losses.

Liquidity Risk. The market for the Flames Index Futures Contracts may be subject to periods of illiquidity. During such times it may be difficult or impossible to buy or sell a position at the desired price. Market disruptions or volatility can also make it difficult to find a counterparty willing to transact at a reasonable price and sufficient size. Illiquid markets may cause losses, which could be significant. Large positions also increase the risk of illiquidity, which may make the Fund’s positions more difficult to liquidate, and increase the losses incurred while trying to do so.

Derivatives Risk. In addition to Flames Index Futures Contracts, the Fund may obtain exposure through the following other derivatives: (1) exchange traded options on Other Investment Companies and/or (2) swap agreement transactions that reference Flames Index Futures Contracts, Other Investment Companies, or the Flames Index.

Investing in derivatives may be considered aggressive and may expose the Fund to risks different from, or possibly greater than, the risks associated with investing directly in the reference asset(s) underlying the derivative (e.g., the securities or commodities contained in the Fund). The use of derivatives may result in larger losses or smaller gains than directly investing in securities or commodities. The risks of using derivatives include: (1) the risk that there may be imperfect correlation between the price of the financial instruments and movements in the prices of the reference asset(s); (2) the risk that an instrument is mispriced; (3) credit or counterparty risk on the amount a Fund expects to receive from a counterparty; (4) the risk that securities prices, interest rates and currency markets will move adversely and a Fund will incur significant losses; (5) the risk that the cost of holding a financial instrument might exceed its total return; and (6) the possible absence of a liquid secondary market for a particular instrument and possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to adjust a Fund’s position in a particular instrument when desired. Each of these factors may prevent a Fund from achieving its investment objective and may increase the volatility (i.e., fluctuations) of the Fund’s returns. Because derivatives often require limited initial investment, the use of derivatives also may expose a Fund to losses in excess of those amounts initially invested.

The performance of any Flames Index-Linked Instrument may not track the performance of its underlying benchmark due to embedded costs and other factors. Thus, to the extent the Fund invests in swaps that use a Flames Index-Linked Instrument as the reference asset, the Fund may be subject to greater correlation risk and may not achieve as high a degree of correlation with its investment objective than if the Fund only used Flames Index Futures Contracts.

Swap Agreements Risk. The Fund may enter into cash-settled swaps and other derivatives to gain exposure to an underlying asset without actually purchasing such asset. Swaps are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on a particular pre-determined interest rate, commodity, security, indexes, or other assets or measurable indicators. The primary risks associated with the use of swaps are mispricing or improper valuation, imperfect correlation between movements in the notional amount and the price of the underlying investments, and the failure of a counterparty to perform. If a counterparty’s creditworthiness for an over-the-counter swap declines, the value of the swap would likely decline. Moreover, there is no guarantee that the Fund could eliminate its exposure under an outstanding swap by entering into an offsetting swap with the same or another party. In addition, the Fund may use a combination of swaps on an underlying index.

Options Risk. The Fund may purchase exchange-traded options that reference shares of Other Investment Companies. Transactions in options generally require less capital than equivalent stock transactions. They may return smaller dollar figures but a potentially greater percentage of the investment than equivalent stock transactions. The potential profit is limited to the premium received for the contract. The potential loss can be unlimited. While leverage means the percentage returns can be significant, the amount of cash required is smaller than equivalent stock transactions. It is possible to lose the entire principal invested, and sometimes more. As an options holder, a Fund risks the entire amount of the premium it pays. But as an options writer, it takes on a much higher level of risk. For example, if the Fund writes an uncovered call, it faces unlimited potential loss, since there is no cap on how high a stock price can rise. When buying options, a Fund risks losing the premium paid, plus commissions and fees.

Reverse Repurchase Agreements Risk. The Fund may invest in reverse repurchase agreements. Reverse repurchase agreements are transactions in which the Fund sells portfolio securities to financial institutions such as banks and broker-dealers, and agrees to repurchase them at a mutually agreed-upon date and price which is higher than the original sale price. Reverse repurchase agreements are a form of leverage and the use of reverse repurchase agreements by the Fund may increase the Fund’s volatility. The Fund incurs costs, including interest expenses, in connection with the opening and closing of reverse repurchase agreements that will be borne by the shareholders.

Reverse repurchase agreements are also subject to the risk that the other party to the reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Fund. In situations where the Fund is required to post collateral with a counterparty, the counterparty may fail to segregate the collateral or may commingle the collateral with the counterparty’s own assets. As a result, in the event of the counterparty’s bankruptcy or insolvency, the Fund’s collateral may be subject to the conflicting claims of the counterparty’s creditors, and the Fund may be exposed to the risk of a court treating the Fund as a general unsecured creditor of the counterparty, rather than as the owner of the collateral. There can be no assurance that a counterparty will not default and that the Fund will not sustain a loss on a transaction as a result.

Reverse repurchase agreements also involve the risk that the market value of the securities sold by the Fund may decline below the price at which it is obligated to repurchase the securities. In addition, when the Fund invests the proceeds it receives in a reverse repurchase transaction, there is a risk that those investments may decline in value. In this circumstance, the Fund could be required to sell other investments in order to meet its obligations to repurchase the securities.

Risks Related to Investing in Other Investment Companies. The Fund may invest in long or short positions in Other Investment Companies (i.e., investment companies registered under the 1940 Act that invest in similar assets to those in which the Fund may invest). Investing in Other Investment Companies may involve duplication of advisory or management fees and certain other expenses. By investing in Other Investment Companies, the Fund becomes a shareholder of that Other Investment Company. As a result, Fund shareholders indirectly bear the Fund’s proportionate share of the fees and expenses paid by shareholders of the Other Investment Company, in addition to the fees and expenses Fund shareholders bear in connection with the Fund’s own operations. As a shareholder, the Fund must rely on the Other Investment Company to achieve its investment objective. The Fund’s performance may be magnified positively or negatively by virtue of its investment in the Other Investment Company. If the Other Investment Company fails to achieve its investment objective, the value of the Fund’s investment could decline, thus affecting the Fund’s performance. In addition, because certain Other Investment Company shares are listed on national stock exchanges and are traded like stocks on an exchange, their shares potentially may trade at a discount or a premium. Investments in such shares may be subject to brokerage and other trading costs, which could result in greater expenses to the Fund. Finally, because the value of certain Other Investment Company shares may depend on the demand in the market, the Adviser may not be able to liquidate the Fund’s holdings in those shares at the most optimal time, adversely affecting the Fund’s performance.

Collateral Investments Risk. The Fund’s use of Collateral Investments may include obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities, including bills, notes and bonds issued by the U.S. Treasury, investment companies registered under the 1940 Act that invest in high-quality securities and corporate debt securities, such as commercial paper.

Some securities issued or guaranteed by federal agencies and U.S. Government-sponsored instrumentalities may not be backed by the full faith and credit of the United States, in which case the investor must look principally to the agency or instrumentality issuing or guaranteeing the security for ultimate repayment, and may not be able to assert a claim against the United States itself in the event that the agency or instrumentality does not meet its commitment. The U.S. Government, its agencies and instrumentalities do not guarantee the market value of their securities, and consequently, the value of such securities may fluctuate. Although the Fund may hold securities that carry U.S. Government guarantees, these guarantees do not extend to the Shares.

Investment companies that invest in high-quality securities are subject to management fees and other expenses. Therefore, investments in these funds will cause the Fund to bear indirectly a proportional share of the fees and costs of the funds in which it invests. At the same time, the Fund will continue to pay its own management fees and expenses with respect to all of its assets, including any portion invested in the shares of such fund. It is possible to lose money by investing in investment companies that invest in high-quality securities.

Corporate debt securities such as commercial paper generally are short-term unsecured promissory notes issued by businesses. Corporate debt may carry variable or floating rates of interest. Corporate debt securities carry both credit risk and interest rate risk. Credit risk is the risk that the Fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it is due.

Asset Concentration Risk. Since the Fund may take concentrated positions in Flames Index Futures Contracts, the Fund’s performance may be hurt disproportionately and significantly by the poor performance of those positions to which it has significant exposure. Asset concentration makes the Fund more susceptible to any single occurrence affecting the underlying positions and may subject the Fund to greater market risk than more diversified funds.

Counterparty Risk. The Fund will be subject to credit risk (i.e., the risk that a counterparty is unwilling or unable to make timely payments or otherwise meet its contractual obligations) with respect to the amount the Fund expects to receive from counterparties to: Flames Index Futures Contracts; reverse repurchase agreements; swaps on Flames Index Futures Contracts, Other Investment Companies, or the Flames Index.

The Fund may be negatively impacted if a counterparty becomes bankrupt or otherwise fails to perform its obligations under such an agreement. The Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding and the Fund may obtain only limited recovery or may obtain no recovery in such circumstances. In order to attempt to mitigate potential counterparty credit risk, the Fund typically enters into transactions with major financial institutions.

The counterparty to an exchange-traded futures contract is subject to the credit risk of the clearing house and the FCM through which it holds its position. Specifically, the FCM or the clearing house could fail to perform its obligations, causing significant losses to the Fund. For example, the Fund could lose margin payments it has deposited with an FCM as well as any gains owed but not paid to the Fund, if the FCM or clearing house becomes insolvent or otherwise fails to perform its obligations. Credit risk of market participants with respect to derivatives that are centrally cleared is concentrated in a few clearing houses and it is not clear how an insolvency proceeding of a clearing house would be conducted and what impact an insolvency of a clearing house would have on the financial system. Under current CFTC regulations, a FCM maintains customers’ assets in a bulk segregated account. If a FCM fails to do so, or is unable to satisfy a substantial deficit in a customer account, its other customers may be subject to risk of loss of their funds in the event of that FCM’s bankruptcy. In that event, in the case of futures, the FCM’s customers are entitled to recover, even in respect of property specifically traceable to them, only a proportional share of all property available for distribution to all of that FCM’s customers. In addition, if the FCM does not comply with the applicable regulations, or in the event of a fraud or misappropriation of customer assets by the FCM, the Fund could have only an unsecured creditor claim in an insolvency of the FCM with respect to the margin held by the FCM. FCMs are also required to transfer to the clearing house the amount of margin required by the clearing house, which amount is generally held in an omnibus account at the clearing house for all customers of the FCM. In addition, the Fund may enter into futures contracts and repurchase agreements with a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. The Fund does not specifically limit its counterparty risk with respect to any single counterparty.

Further, there is a risk that no suitable counterparties are willing to enter into reverse repurchase agreements with the Fund, or continue to enter into, reverse repurchase agreement transactions with the Fund and, as a result, the Fund may not be able to achieve its investment objective. There is also the risk that the Fund may not be able to engage in reverse repurchase agreement transactions because suitable counterparties refuse to enter into transactions with the Fund. Contractual provisions and applicable law may prevent or delay the Fund from exercising its rights to terminate an investment or transaction with a financial institution experiencing financial difficulties, or to realize on collateral, and another institution may be substituted for that financial institution without the consent of the Fund. If the credit rating of a counterparty to a futures contract and/or repurchase agreement declines, the Fund may nonetheless choose or be required to keep existing transactions in place with the counterparty, in which event the Fund would be subject to any increased credit risk associated with those transactions. Also, in the event of a counterparty’s (or its affiliate’s) insolvency, the possibility exists that the Fund’s ability to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral, could be stayed or eliminated under special resolution regimes adopted in the United States, the European Union and various other jurisdictions. Such regimes provide government authorities with broad authority to intervene when a financial institution is experiencing financial difficulty. In particular, the regulatory authorities could reduce, eliminate, or convert to equity the liabilities to the Fund of a counterparty who is subject to such proceedings in the European Union (sometimes referred to as a “bail in”).

Credit Risk. An issuer or other obligated party of a debt security may be unable or unwilling to make dividend, interest and/or principal payments when due. In addition, the value of a debt security may decline because of concerns about the issuer’s ability or unwillingness to make such payments.

Debt Securities Risk. Investments in debt securities subject the holder to the credit risk of the issuer. Credit risk refers to the possibility that the issuer or other obligor of a security will not be able or willing to make payments of interest and principal when due. Generally, the value of debt securities will change inversely with changes in interest rates. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. During periods of falling interest rates, the income received by the Fund may decline. If the principal on a debt security is prepaid before expected, the prepayments of principal may have to be reinvested in obligations paying interest at lower rates. Debt securities generally do not trade on a securities exchange making them generally less liquid and more difficult to value than common stock.

Interest Rate Risk. Interest rate risk is the risk that the value of the debt securities in the Fund’s portfolio will decline because of rising market interest rates. Interest rate risk is generally lower for shorter term debt securities and higher for longer-term debt securities. Duration is a reasonably accurate measure of a debt security’s price sensitivity to changes in interest rates and a common measure of interest rate risk. Duration measures a debt security’s expected life on a present value basis, taking into account the debt security’s yield, interest payments and final maturity. In general, duration represents the expected percentage change in the value of a security for an immediate 1% change in interest rates. For example, the price of a debt security with a three-year duration would be expected to drop by approximately 3% in response to a 1% increase in interest rates. Therefore, prices of debt securities with shorter durations tend to be less sensitive to interest rate changes than debt securities with longer durations. As the value of a debt security changes over time, so will its duration.

Clearing Broker Risk. The Fund’s investments in exchange-traded futures contracts expose it to the risks of a clearing broker (or a FCM). Under current regulations, a clearing broker or FCM maintains customers’ assets in a bulk segregated account. There is a risk that Fund assets deposited with the clearing broker to serve as margin may be used to satisfy the broker’s own obligations or the losses of the broker’s other clients. In the event of default, the Fund could experience lengthy delays in recovering some or all of its assets and may not see any recovery at all. Furthermore, the Fund is subject to the risk that no FCM is willing or able to clear the Fund’s transactions or maintain the Fund’s assets. If the Fund’s FCMs are unable or unwilling to clear the Fund’s transactions, or if the FCM refuses to maintain the Fund’s assets, the Fund will be unable to have its orders for Flames Index Futures Contracts fulfilled or assets custodied. In such a circumstance, the performance of the Fund will likely deviate from the performance of changes in the Flames Index and may result in the proportion of Flames Index Futures Contracts in the Fund’s portfolio relative to the total assets of the Fund to decrease.

Non-Diversification Risk. The Fund is classified as a “non-diversified company” under the 1940 Act. As a result, the Fund is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by the diversification requirements imposed by the Code. The Fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly invested in certain issuers.

Risks Related to the Management of the Fund

Active Management Risk. The Fund is actively managed, and its performance reflects investment decisions that the Adviser makes for the Fund. Such judgments about the Fund’s investments may prove to be incorrect. If the investments selected and the strategies employed by the Fund fail to produce the intended results, the Fund could underperform as compared to other funds with similar investment objectives and/or strategies, or could have negative returns.

Frequent Trading Risk. The Fund regularly purchases and subsequently sells (i.e., “rolls”) individual futures contracts throughout the year so as to maintain a fully invested position. As the contracts near their expiration dates, the Fund rolls them over into new contracts. This frequent trading of contracts may increase the amount of commissions or mark-ups to broker-dealers that the Fund pays when it buys and sells contracts, which may detract from the Fund’s performance. High portfolio turnover may result in the Fund paying higher levels of transaction costs and may generate greater tax liabilities for shareholders. Frequent trading risk may cause the Fund’s performance to be less than expected.

Rebalancing Risk. If for any reason the Fund is unable to rebalance all or a portion of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund may be over- or under-exposed to the returns of the Flames Index. Additionally, because the market for Flames Index Futures Contracts is nascent and may be thinly traded, the Fund’s own trading activity, including purchases, sales, and rolling of contracts, could materially influence the prices of Flames Index Futures Contracts. If the Fund represents a significant portion of the open interest or trading volume, its activity could move prices against it, resulting in higher costs and reduced returns. If other market participants anticipate the Fund’s trading patterns, they may engage in front-running or other anticipatory trading strategies that further increase the Fund’s transaction costs. The trading activity associated with such transactions will contribute to the existing trading volume on the underlying futures contracts and may adversely affect the market price of such underlying futures contracts.

Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or systems failures. The Fund and the Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

Valuation Risk. The Fund or the Subsidiary may hold securities or other assets that may be valued on the basis of factors other than market quotations. This may occur because the asset or security does not trade on a centralized exchange, or in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” assets or securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, there is no assurance that the Fund or the Subsidiary could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund or the Subsidiary would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund or the Subsidiary at that time. The Fund’s ability to value investments may be impacted by technological issues or errors by pricing services or other third-party service providers.

New Fund Risk. As of the date of this prospectus, the Fund has no operating history and currently has fewer assets than larger funds. Like other new funds, large inflows and outflows may impact the Fund’s market exposure for limited periods of time. This impact may be positive or negative, depending on the direction of market movement during the period effected.

Risks Related to Trading of Shares

Trading Issues Risk. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. The Fund may have difficulty maintaining its listing on the Exchange in the event the Fund’s assets are small, the Fund does not have enough shareholders, or if the Fund is unable to proceed with creation and/or redemption orders.

Authorized Participant Concentration Risk. Only an “authorized participant” or “AP” (i.e., broker-dealers and large institutional investors that have entered into participation agreement with the Fund) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that act as APs on an agency basis (i.e. on behalf of other market participants). To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem, in either of these cases, Shares may trade at a discount to the Fund’s net asset value and possibly face delisting.

Market Maker Risk. If the Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of Shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s net asset value and the price at which the Shares are trading on the Exchange, which could result in a decrease in value of the Shares. In addition, decisions by market makers or APs to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Shares trading at a discount to net asset value and also in greater than normal intra-day bid-ask spreads for Shares.

Premium/Discount Risk. The market price of the Fund’s Shares will generally fluctuate in accordance with changes in the Fund’s net asset value as well as the relative supply of and demand for Shares on the Exchange. The Fund’s market price may deviate from the value of the Fund’s underlying portfolio holdings, particularly in time of market stress, with the result that investors may pay more or receive less than the underlying value of the Shares bought or sold. The Adviser cannot predict whether Shares will trade below, at, or above their net asset value because the Shares trade on the Exchange at market prices and not at net asset value. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related, but not identical, to the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. However, given that Shares can only be purchased and redeemed in Creation Units, and only to and from broker-dealers and large institutional investors that have entered into participation agreements (unlike shares of closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset value), the Adviser believes that large discounts or premiums to the net asset value of Shares should not be sustained. In addition, because the Fund provides exposure to the statistical performance of a single professional sports team, demand for Shares may be influenced by fan loyalty, emotional attachment, and team-related sentiment rather than by rational assessments of the Fund’s expected risk-adjusted returns. These demand patterns could increase intraday volatility in Fund Shares, widen bid-ask spreads, and result in investors purchasing or selling Shares at prices that do not reflect the Fund’s underlying NAV. During stressed market conditions, the market for the Fund’s Shares may become less liquid in response to deteriorating liquidity in the market for the Fund’s underlying portfolio holdings, which could in turn lead to differences between the market price of the Fund’s Shares and their net asset value. This can be reflected as a spread between the bid and ask prices for the Fund quoted during the day or a premium or discount in the closing price from the Fund’s NAV.

Active Market Risk. Although the Shares are listed for trading on the Exchange, there can be no assurance that an active trading market for the Shares will develop or be maintained. Shares trade on the Exchange at market prices that may be below, at or above the Fund’s net asset value. Securities, including the Shares, are subject to market fluctuations and liquidity constraints that may be caused by such factors as economic, political, or regulatory developments, changes in interest rates, and/or perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments.

Cash Transaction Risk. Most ETFs generally make in-kind redemptions to avoid being taxed at the fund level on gains on the distributed portfolio securities. However, unlike most ETFs, the Fund currently intends to effect some or all redemptions for cash, rather than in-kind, because of the nature of the Fund’s investments. The Fund may be required to sell portfolio securities to obtain the cash needed to distribute redemption proceeds, which involves transaction costs that the Fund may not have incurred had it effected redemptions entirely in kind. These costs may include brokerage costs and/or taxable gains or losses, which may be imposed on the Fund and decrease the Fund’s NAV to the extent such costs are not offset by a transaction fee payable to an AP. If the Fund recognizes gain on these sales, this generally will cause the Fund to recognize gain it might not otherwise have recognized if it were to distribute portfolio securities in-kind, or to recognize such gain sooner than would otherwise be required. This may decrease the tax efficiency of the Fund compared to ETFs that utilize an in-kind redemption process, and there may be a substantial difference in the after-tax rate of return between the Fund and other ETFs.

Risks Related to Regulation, External Factors, and Federal Income Tax Consequences

Tax Risk. The Fund intends to elect and to qualify each year to be treated as a RIC under Subchapter M of the Code. As a RIC, the Fund will not be subject to U.S. federal income tax on the portion of its net investment income and net capital gain that it distributes to shareholders, provided that it satisfies certain requirements of the Code. If the Fund does not qualify as a RIC for any taxable year and certain relief provisions are not available, the Fund’s taxable income will be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed. Additionally, buying securities shortly before the record date for a taxable dividend or capital gain distribution is commonly known as “buying the dividend.” In the event a shareholder purchases Shares shortly before such a distribution, the entire distribution may be taxable to the shareholder even though a portion of the distribution effectively represents a return of the purchase price. To comply with the asset diversification test applicable to a RIC, the Fund will limit its investments in the Subsidiary to 25% of the Fund’s total assets at the end of each tax quarter. The investment strategy of the Fund will cause the Fund to hold substantially more than 25% of the Fund’s total assets in investments in the Subsidiary the majority of the time. The Fund intends to manage the exposure to the Subsidiary so that the Fund’s investments in the Subsidiary do not exceed 25% of the total assets at the end of any tax quarter. If the Fund’s investments in the Subsidiary were to exceed 25% of the Fund’s total assets at the end of a tax quarter, the Fund, generally, has a grace period to cure such lack of compliance. If the Fund fails to timely cure, it may no longer be eligible to be treated as a RIC.

Because Flames Index Futures Contracts produce non-qualifying income for purposes of qualifying as a RIC, the Fund makes its investments in Flames Index Futures Contracts through the Subsidiary. The Fund intends to treat any income it may derive from the futures contracts received by the Subsidiary as “qualifying income” under the provisions of the Code applicable to RICs. The IRS has issued PLRs provided to third parties not associated with the Fund or its affiliates (which only those parties may rely on as precedent) concluding that similar arrangements resulted in qualifying income. Many of such PLRs have now been revoked by the IRS. In March of 2019, the Internal Revenue Service published Regulations that concluded that income from a corporation similar to the Subsidiary would be qualifying income, if the income is related to the Fund’s business of investing in stocks or securities. Although the Regulations do not require distributions from the Subsidiary, the Fund intends to cause the Subsidiary to make distributions that would allow the Fund to make timely distributions to its shareholders. The Fund generally will be required to include in its own taxable income the income of the Subsidiary for a tax year, regardless of whether the Fund receives a distribution of the Subsidiary’s income in that tax year, and this income would nevertheless be subject to the distribution requirement for qualification as a RIC and would be taken into account for purposes of the 4% excise tax.

If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions.

Subsidiary Regulatory Investment Risk. Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary are organized, respectively, could result in the inability of the Fund to operate as intended and could negatively affect the Fund and its shareholders. The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. However, as the Subsidiary is wholly-owned by the Fund, and the investors of the Fund will have the investor protections of the 1940 Act, the Fund as a whole—including the Subsidiary—will provide investors with 1940 Act protections.

Commodity Regulatory Risk. The Fund’s use of commodity futures subject to regulation by the CFTC has caused the Fund to be classified as a “commodity pool” and this designation requires that the Fund comply with CFTC rules, which may impose additional regulatory requirements and compliance obligations. The Fund’s investment decisions may need to be modified, and commodity contract positions held by the Fund may have to be liquidated at disadvantageous times or prices, to avoid exceeding any applicable position limits established by the CFTC, potentially subjecting the Fund to substantial losses. The regulation of commodity transactions in the United States is subject to ongoing modification by government, self-regulatory and judicial action. The effect of any future regulatory change with respect to any aspect of the Fund is impossible to predict, but could be substantial and adverse to the Fund.

Regulatory Risk. The regulatory framework governing sports-linked financial instruments is evolving and subject to significant uncertainty. Flames Index Futures Contracts are a novel instrument class for which there is limited regulatory precedent. The CFTC has broad discretionary authority to determine whether particular contracts are consistent with the public interest, including authority to disapprove or direct an exchange to delist contracts that the CFTC determines involve gaming, are unlawful, or otherwise run contrary to the purposes of the CEA. The CFTC has recently proposed amendments to its rules concerning event contracts, commonly referred to as prediction markets, to specify which contracts may be determined contrary to the public interest and therefore may not be listed for trading or accepted for clearing on or through a CFTC-regulated entity. The CFTC or the listing exchange could, at any time and without advance notice, impose new conditions, margin or position-limit requirements, reporting obligations, trading halts, settlement adjustments, or delisting actions. Any such changes could, among other things; (i) impair the Fund’s ability to establish, maintain, or close positions; (ii) require the Fund to liquidate positions at disadvantageous prices; (iii) alter the economic characteristics on which the Fund relies; or (iv) render the Fund’s principal investment strategy impractical. In addition, future legislative, judicial, or administrative developments could retroactively affect the permissibility, settlement mechanics, or availability of Flames Index Futures Contracts. These developments may occur abruptly and may not provide mechanisms for investor recourse or for the orderly unwind of positions. There can be no assurance that the regulatory environment for sports-linked financial instruments will remain stable or favorable.

Cyber Security Risk. The Fund is susceptible to operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding, but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the Fund’s third-party service providers, such as its administrator, transfer agent, or custodian, as applicable, or issuers in which the Fund invests, can also subject the Fund to many of the same risks associated with direct cyber security breaches. While the Fund has established business continuity plans and risk management systems designed to reduce the risks associated with cyber security, there are inherent limitations in such plans and systems. Additionally, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third-party service providers.

Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics (for example, the novel coronavirus COVID-19), have been and can be highly disruptive to economies and markets and have recently led, and may continue to lead, to increased market volatility and significant market losses. Such natural disaster and health crises could exacerbate political, social, and economic risks, and result in significant breakdowns, delays, shutdowns, social isolation, and other disruptions to important global, local and regional supply chains affected, with potential corresponding results on the operating performance of the Fund and its investments. A climate of uncertainty and panic, including the contagion of infectious viruses or diseases, may adversely affect global, regional, and local economies and reduce the availability of potential investment opportunities, and increases the difficulty of performing due diligence and modeling market conditions, potentially reducing the accuracy of financial projections. Under these circumstances, the Fund may have difficulty achieving its investment objectives which may adversely impact Fund performance. Further, such events can be highly disruptive to economies and markets, significantly disrupt the operations of individual companies (including, but not limited to, the Fund’s investment advisor, third party service providers, and counterparties), sectors, industries, markets, securities and commodity exchanges, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. These factors can cause substantial market volatility, exchange trading suspensions and closures, changes in the availability of and the margin requirements for certain instruments, and can impact the ability of the Fund to complete redemptions and otherwise affect Fund performance and Fund trading in the secondary market. A widespread crisis would also affect the global economy in ways that cannot necessarily be foreseen. How long such events will last and whether they will continue or recur cannot be predicted. Impacts from these could have a significant impact on the Fund’s performance, resulting in losses to your investment.

Performance

As of the date of this prospectus, the Fund has not yet commenced operations and therefore does not have a performance history. Once available, the Fund’s performance information will be accessible on the Fund’s website at www.volatilityshares.com and will provide some indication of the risks of investing in the Fund.

Management

Investment Adviser

Volatility Shares LLC

Portfolio Managers

The following persons serve as portfolio managers of the Fund.

•	Charles Lowery — Chief Investment Officer, Volatility Shares
•	Anand Desai — Head of Portfolio Management, Volatility Shares
•	Dustin Shidaker — Portfolio Manager, Volatility Shares

Each of the portfolio managers is primarily and jointly responsible for the day-to-day management of the Fund. Each of the Fund’s portfolio managers have served in such capacity since the Fund’s inception.

Purchase and Sale of Shares

The Fund issues and redeems Shares on a continuous basis, at NAV, only in large blocks of shares called “Creation Units.” Individual Shares may only be purchased and sold on the secondary market through a broker-dealer at a market price. Since Shares trade on securities exchanges in the secondary market at their market price rather than their NAV, the Shares may trade at a price greater than (premium) or less than (discount) the Fund’s NAV. An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). Recent information, including the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is available online at www.volatilityshares.com.

Tax Information

The Fund’s distributions will generally be taxable as ordinary income, returns of capital or capital gains. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser and Foreside Fund Services, LLC, the Fund’s distributor (the “Distributor”), may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Carolina Hurricanes ETF

Investment Objective

The Carolina Hurricanes ETF (the “Fund” or “[__]”) seeks to provide investment results, before fees and expenses, that correspond to the performance of futures contracts on the CME FSPI NHL Carolina Hurricanes Index.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell Shares. Investors may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example set forth below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	[___]	%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses(1)	0.00%
Total Annual Fund Operating Expenses	[___]	%
(1)	“Other Expenses” are estimates based on the expenses the Fund expects to incur for the current fiscal year.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels. This example does not include the brokerage commissions that investors may pay to buy and sell Shares.

Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years
$[__]	$[___]

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. Because the Fund is new, portfolio turnover information is unavailable at this time.

Principal Investment Strategies

The Fund is an exchange-traded fund (“ETF”) that seeks to achieve its investment objective primarily through investments in futures contracts on the CME FSPI NHL Carolina Hurricanes Index, which is a non-investable index (the “Hurricanes Index”). The Hurricanes Index is designed to systemically measure the cumulative team performance of the Carolina Hurricanes only during games played over the regular and post-season. The Hurricanes Index is a transparent, rules-based system using official league statistics, where positive actions add points and negative actions subtract points. The Hurricanes Index is based on fifty-five statistical measures of performance and results of team games (wins, losses and ties) that results in continuous, live statistical values that underpin the value of the Hurricanes Index which is calculated into a trackable and tradable number. The Hurricanes Index is based solely on these statistical factors, and the performance of other professional hockey teams in the National Hockey League® (the “NHL”), or events outside of on-ice performance by the Carolina Hurricanes, will not impact the value of the Hurricanes Index.

The Hurricanes Index has an initial standardized base value of 7,500 before the season and moves up or down based on officially reported statistics from each game, including real-time movement during regular season and postseason play. At the conclusion of the postseason, the Hurricanes Index value resets to 7,500.

The Hurricanes Index is maintained and calculated by FutureSports (the “Index Provider”). The Hurricanes Index methodology is designed to align with the International Organization of Securities Commissions (“IOSCO”) Principles for Financial Benchmarks and supported by published governance, oversight and methodology change procedures. The NHL serves as the official data source for the Hurricanes Index but does not participate in index determination or governance.

The Fund obtains exposure to the Hurricanes Index by investments in futures contracts that reference the Hurricanes Index and that trade on an exchange registered with the Commodity Futures Trading Commission (“Hurricanes Index Futures Contracts”), and cash, cash-like instruments or high quality securities that serve as collateral to the Fund’s investments in Hurricanes Index Futures Contracts (“Collateral Investments”).

Under normal circumstances, the Fund will invest at least 80% of the value of its net assets (plus borrowings for investment purposes) in Hurricanes Index-Linked Instruments. For purposes of this policy, “Hurricanes Index-Linked Instruments” means (i) Hurricanes Index Futures Contracts; (ii) shares of other investment companies registered under the Investment Company Act of 1940 (the “1940 Act”) that invest in similar assets to those in which the Fund may invest (“Other Investment Companies”); (iii) exchange traded options on the Hurricanes Index or shares of Other Investment Companies; and (iv) swap agreement transactions that reference Hurricanes Index Futures Contracts, Other Investment Companies, or the Hurricanes Index. Certain Hurricanes Index-Linked Instruments, such as Other Investment Companies or options thereon, are currently unavailable for investment, though are expected to become available in the future.

The Fund expects to gain investment exposure to the Hurricanes Index by investing a portion of its assets in a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”).

The Fund does not invest directly in prediction markets, event contracts or other instruments that provide exposure to individual sporting event or season-long outcomes or to investments that provide exposure to the financial performance of individual sports teams or leagues. Instead, the Fund seeks to benefit from increases in the price of Hurricanes Index Futures Contracts.

The investment adviser to the Fund and the Subsidiary is Volatility Shares LLC (the “Adviser” or “Volatility Shares”). The Adviser oversees the Fund and implements the day-to-day portfolio management responsibilities for the Fund. In serving as investment adviser to the Fund, the Adviser does not conduct conventional investment research or analysis or forecast market movement or trends.

The Fund is classified as a “non-diversified company” under the 1940 Act. The Fund will not concentrate its investments in securities of issuers in any industry or group of industries, as the term “concentrate” is used in the 1940 Act, except that the Fund may invest more than 25% of its total assets in Hurricanes Index-Linked Instruments.

The Carolina Hurricanes

The Carolina Hurricanes are a professional ice hockey team based in Raleigh, North Carolina, competing in the Metropolitan Division of the NHL’s Eastern Conference. During the 2025–2026 season, the Hurricanes finished first in the Metropolitan Division, ranking 2nd in standings points, 2nd in goals for, 4th in goals against, and 3rd in goal differential. The Hurricanes were founded in 1971 as the New England Whalers by Howard Baldwin. The Hurricanes are currently owned by Tom Dundon, serving as Owner and Governor since 2018. The team has won two Stanley Cup championships, capturing titles in 2006 and 2026. Neither the Fund, the Trust, nor the Adviser is affiliated with the Carolina Hurricanes.

Hurricanes Index Futures Contracts

The Fund intends to typically enter into cash-settled Hurricanes Index Futures Contracts as the “buyer,” except as detailed below.

In simplest terms, in a cash-settled futures market the counterparty pays cash to the buyer if the price of a futures contract goes up, and buyer pays cash to the counterparty if the price of the futures contract goes down. In order to maintain its exposure to the Hurricanes Index, the Fund intends to exit its futures contracts as they near expiration and replace them with new futures contracts with a later expiration date. Futures contracts with a longer term to expiration may be priced higher than futures contracts with a shorter term to expiration, a relationship called “contango”. When rolling futures contracts that are in contango the Fund will close its long position by selling the shorter-term contract at a relatively lower price and buying a longer-dated contract at a relatively higher price. The presence of contango will adversely affect the performance of the Fund. Conversely, futures contracts with a longer term to expiration may be priced lower than futures contracts with a shorter term to expiration, a relationship called “backwardation”. When rolling long futures contracts that are in backwardation, the Fund will close its long position by selling the shorter-term contract at a relatively higher price and buying a longer-dated contract at a relatively lower price. The presence of backwardation may positively affect the performance of the Fund. Further, the returns of the Hurricanes Index Futures Contracts may differ from that of the Hurricanes Index due to the divergence in prices or the costs associated with investing in futures contracts, which may negatively impact the Fund’s returns.

The Fund invests in Hurricanes Index Futures Contracts indirectly via the Subsidiary. The Subsidiary and the Fund will have the same investment adviser and investment objective. The Subsidiary will also follow the same general investment policies and restrictions as the Fund. Except as noted herein, for purposes of this Prospectus, references to the Fund’s investment strategies and risks include those of the Subsidiary. The Fund complies with the provisions of the 1940 Act governing investment policies and capital structure and leverage on an aggregate basis with the Subsidiary. Furthermore, the Adviser, as the investment adviser to the Subsidiary, complies with the provisions of the 1940 Act relating to investment advisory contracts as it relates to its advisory agreement with the Subsidiary. The Subsidiary also complies with the provisions of the 1940 Act relating to affiliated transactions and custody. Because the Fund intends to qualify for treatment as a regulated investment company (a “RIC”) under the Internal Revenue Code of 1986 (the “Code”), the size of the Fund’s investment in the Subsidiary will not exceed 25% of the Fund’s total assets at or around each quarter end of the Fund’s fiscal year. In order to qualify as a RIC, the Fund will have to reduce its exposure to its Subsidiary on or around the end of each of the Fund’s fiscal quarter ends. The Fund expects to reduce its exposure to its Subsidiary during these periods by investing in certain other investments as described below. During these periods, the Fund may not achieve its investment objective. At other times of the year, the Fund’s investments in the Subsidiary will significantly exceed 25% of the Fund’s total assets. The Subsidiary’s custodian is U.S. Bank, N.A.

If circumstances occur where market prices for Hurricanes Index Futures Contracts were not readily available, the Fund would fair value its Hurricanes Index Futures Contracts in accordance with its pricing and valuation policy and procedures for fair value determinations. Pursuant to those policies and procedures, the Adviser would consider various factors, such as pricing history; market levels prior to price limits or halts; and supply, demand, and open interest in Hurricanes Index Futures Contracts, among other factors. The Adviser would document its proposed pricing and methodology, detailing the factors that entered into the valuation.

Collateral Investments

The Fund will also invest its assets in Collateral Investments. The Collateral Investments may consist of high-quality securities, which include: (1) U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury; (2) investment companies registered under the 1940 Act that invest in high-quality securities; and/or (3) corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by businesses that are rated investment grade or determined by the Adviser to be of comparable quality. For these purposes, “investment grade” is defined as investments with a rating at the time of purchase in one of the four highest categories of at least one nationally recognized statistical rating organization (e.g., BBB- or higher from S&P Global Ratings or Baa3 or higher from Moody’s Investors Service, Inc.).

The Collateral Investments are designed to provide liquidity, serve as margin, or otherwise collateralize the Subsidiary’s investments in Hurricanes Index-Linked Instruments. The Fund expects that it will primarily invest its assets, and that the Subsidiary will primarily invest its assets, in Collateral Investments that are “securities,” as such term is defined under the 1940 Act.

Other Investments

In order to help the Fund maintain exposure to the Hurricanes Index, maintain its tax status as a RIC on days in and around quarter-end, help the Fund maintain its desired exposure to Hurricanes Index Futures Contracts when it is approaching or has exceeded position limits or accountability levels, or because of liquidity or other constraints, the Fund may invest in the following:

Reverse Repurchase Agreements

The Fund may invest in reverse repurchase agreements which are a form of borrowing in which the Fund sells portfolio securities to financial institutions and agrees to repurchase them at a mutually agreed-upon date and price that is higher than the original sale price, and use the proceeds for investment purchases.

As a result of the Fund repurchasing the securities at a higher price, the Fund will lose money by engaging in reverse repurchase agreement transactions.

As noted above, because the Fund intends to qualify for treatment as a RIC under the Code, the size of the Fund’s investment in the Subsidiary will not exceed 25% of the Fund’s total assets at or around each quarter end of the Fund’s fiscal year (the “Asset Diversification Test”). At other times of the year, the Fund’s investments in the Subsidiary will significantly exceed 25% of the Fund’s total (or gross) assets.

When the Fund seeks to reduce its total assets exposure to the Subsidiary, it may use the short-term Treasury Bills it owns (and purchase additional Treasury Bills as needed) to transact in reverse repurchase agreement transactions, which are ostensibly loans to the Fund. Those loans will increase the gross assets of the Fund, which the Adviser expects will allow the Fund to meet the Asset Diversification Test. When the Fund enters into a reverse repurchase agreement, it will either (i) be consistent with Section 18 of the 1940 Act and maintain asset coverage of at least 300% of the value of the reverse repurchase agreement; or (ii) treat the reverse repurchase agreement transactions as derivative transactions for purposes of Rule 18f-4 under the 1940 Act (“Rule 18f-4”), including as applicable, the value-at-risk based limit on leverage risk.

Other Investment Companies

The Fund may invest in shares of Other Investment Companies, that is, shares of investment companies registered under the 1940 Act that invest in similar assets to those in which the Fund may invest.

Exchange-traded option contracts on shares of Other Investment Companies.

The Fund may invest in exchange-listed option contracts on shares of Other Investment Companies, which invest in similar assets to those in which the Fund may invest. An option is a contract that gives the purchaser of the option, in return for the premium paid, the right to buy shares of an investment company, from the writer of the option (in the case of a call option), or to sell shares of the investment company to the writer of the option (in the case of a put option) at a designated price during the term of the option. The premium paid by the buyer of an option will reflect, among other things, the relationship of the exercise price to the market price and the volatility of the shares of the investment company, the remaining term of the option, supply, demand, interest rates and/or currency exchange rates. The Fund may utilize “American” style options or “European” style options. American style options are exercisable on any date prior to the expiration date of the option contract. In contrast, European style options are exercisable only on the expiration date of the option contract.

Swaps that reference Hurricanes Index Futures Contracts, Other Investment Companies, or the Hurricanes Index.

Swap contracts are transactions entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a swap transaction, the Fund and a counterparty will agree to exchange or “swap” payments based on the change in value of an underlying asset or benchmark. For example, the two parties may agree to exchange the return (or differentials in rates of returns) earned or realized on a particular investment or instrument. In the case of the Fund, the reference asset can be Hurricanes Index Futures Contracts, Other Investment Companies or the Hurricanes Index.

Principal Risks

As with all investments, there are certain risks of investing in the Fund. Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective. An investment in the Fund does not represent a complete investment program. An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, the Adviser or any of their affiliates. You should consider carefully the following risks before investing in the Fund.

Each risk noted below is considered a principal risk of investing in the Fund, regardless of the order in which it appears. The significance of each risk factor below may change over time and you should review each risk factor carefully.

Risks Specific to the Fund’s Investments

Investment Strategy Risk. The Fund, through the Subsidiary, invests primarily in Hurricanes Index Futures Contracts. The Fund does not invest directly in prediction markets, event contracts or other instruments that provide exposure to individual sporting event or season-long outcomes or to investments that provide exposure to the financial performance of individual sports teams or leagues. Instead, the Fund seeks to benefit from increases in the price of Hurricanes Index Futures Contracts. The price of Hurricanes Index Futures Contracts may not be an accurate measure of the Hurricanes Index. Consequently, the Fund may perform differently from the performance of the Hurricanes Index. There can be no guarantee that the performance of Hurricanes Index Futures Contracts will be highly correlated to the performance of the Hurricanes Index. Transaction costs (including the costs associated with futures investing), position limits, the availability of counterparties and other factors may impact the cost and pricing of Hurricanes Index Futures Contracts and decrease the correlation between the performance of Hurricanes Index Futures Contracts and the Hurricanes Index, over short- or long-term periods. In addition, the performance of back-month Hurricanes Index Futures Contracts is likely to differ more significantly from the performance of the Hurricanes Index. To the extent the Fund is invested in back-month Hurricanes Index Futures Contracts, the performance of the Fund should be expected to deviate more significantly from the performance of the Hurricanes Index. Moreover, because the Hurricanes Index is uninvestable, the Fund can only gain exposure through futures contracts and other derivatives, and differences between the prices of those instruments and the levels of the Hurricanes Index may result in the Fund experiencing larger losses or smaller gains than would be implied by changes in the Hurricanes Index alone.

Sports Performance Risk. The Fund’s investment strategy is inherently speculative. The value of Hurricanes Index Futures Contracts is derived from the statistical performance of a single professional sports team as measured by the Hurricanes Index. Successfully investing in Hurricanes Index Futures Contracts requires that the team tracked by the index performs well statistically over the course of a season, an outcome that is inherently uncertain and subject to numerous unpredictable variables, including player health, competitive dynamics, coaching decisions, and random variation in athletic performance. The Hurricanes Index may decline in value, and there can be no assurance that the team tracked by the index will perform at or above the levels implied by the prices of Hurricanes Index Futures Contracts at the time the Fund obtains exposure.

On-Ice Performance and Competitive Results Risk. The Fund’s investment performance is linked to the on-ice statistical performance of a single NHL team during the regular season and, if applicable, the playoffs. The prices of Hurricanes Index Futures Contracts are expected to rise when the team performs well statistically and to fall when the team performs poorly. Competitive results in professional hockey are inherently unpredictable and can be influenced by factors entirely outside the team’s control, including the performance of opposing teams, referee calls, random puck bounces, weather affecting travel, and in-game injuries. A team may enter a season with high expectations based on roster strength, coaching hires, or offseason acquisitions, only to underperform due to chemistry issues, unexpected injuries to key players, player slumps, or tactical mismatches against divisional opponents. The NHL season extends over several months and includes 82 regular season games per team, during which even a strong team may experience prolonged losing streaks that cause material declines in the Hurricanes Index. If the team fails to make the playoffs, the Fund will not benefit from any potential uplift in index value that could accompany postseason success. Conversely, early playoff elimination could cause sharp declines in futures prices if the market had priced in deeper postseason performance. Because the Fund is concentrated in a single NHL team, there is no opportunity to offset poor on-ice performance by gaining exposure to a stronger team or a different sport.

Hurricanes Index Investing Risk. The Fund is indirectly exposed to the risks of the Hurricanes Index through its investments in Hurricanes Index Futures Contracts and other Hurricanes Index-Linked Instruments. The Fund does not invest in the Hurricanes Index, which is an uninvestable index. The performance of the Hurricanes Index will be very different from a portfolio of Hurricanes Index Futures Contracts.

The Hurricanes Index moves up or down based on officially reported statistics from every game, match, or event throughout the regular season and postseason. Positive statistical actions (e.g., goals scored, points earned) add value to the index, while negative actions (e.g., opponent scoring, penalties or setbacks) subtract value. Poor statistical performance by the Carolina Hurricanes could have a significant negative impact on the level of the Hurricanes Index and therefore the value of the Fund. In addition, unlike instruments that are based on tradable reference assets, the Hurricanes Index Futures Contracts and Hurricanes Index-Linked Instruments are tied to an index that is not directly investable and, thus, have settlement prices based on the calculation of that index, not the price of a tradable asset.

Concentrated Single-Team Exposure Risk. The Fund’s investment strategy results in concentrated exposure to a single professional sports team’s statistical performance (i.e., the Carolina Hurricanes) as measured by an index. Unlike diversified funds that spread risk across multiple asset classes, sectors, or issuers, the Fund’s performance is primarily driven by the statistical output of one team over the course of a season. As a result, the Fund is more susceptible to risks affecting that team, including player injuries, suspensions, trades, retirements, coaching changes, front-office turnover, league sanctions, labor disputes, lockouts, or other events that directly or indirectly influence the team’s on-ice statistical performance. This degree of concentration will likely increase volatility in the Fund’s NAV, heighten the likelihood of significant losses over short periods, and cause the Fund’s returns to diverge substantially from those of more diversified investments. Additionally, because the Fund is concentrated in a single team, it is inherently concentrated in a single professional sports league. This subjects the Fund to league-specific risks, including league-wide labor disputes, broad scandal, changes to the structure or rules of the league, or events that cause the cancellation or suspension of games. The Fund has no ability to rotate exposure into a different team, sport, or league in response to adverse developments affecting the team to which it has exposure.

Insider Trading and Information Asymmetry Risk. Unlike securities markets, which are governed by well-established insider trading prohibitions under the Securities Exchange Act of 1934, the legal framework governing trading on the basis of material, non-public information in the context of commodity futures is less developed. While the CFTC has broad anti-manipulation and anti-fraud authority under the Commodity Exchange Act (“CEA”), specific rules and judicial precedent addressing what constitutes improper trading on non-public information in the context of sports-linked futures remain nascent. Certain individuals may possess material, non-public information that could affect the statistical performance of the Hurricanes Index and, consequently, the prices of Hurricanes Index Futures Contracts. Such individuals may include, without limitation, team coaches, players, trainers, team medical staff, front office personnel, referees, officials, league personnel, or sports data providers. For example, undisclosed injuries to key players or undisclosed lineup changes could materially affect the level of the Hurricanes Index. Such persons could trade Hurricanes Index Futures Contracts or Fund Shares to profit from their informational advantage prior to public disclosure. There is no guarantee that exchanges, the CME, or the CFTC will successfully detect and prevent such trading, and the Fund has no means of preventing such individuals from purchasing or selling Fund Shares. The participation of informed insiders in the market for Hurricanes Index Futures Contracts can create adverse selection for other market participants and distort market prices. Because the Fund is concentrated in a single team, the impact of insider trading on the Fund may be more pronounced than in markets with broader diversification.

League Credibility and Sports Integrity Risk. The Hurricanes Index is calculated based on official league statistics derived from the games of a single professional sports team, and the integrity of those games is fundamental to the reliability of the index. Efforts to interfere with the team’s games, including match-fixing, point-shaving, or referee manipulation, could materially affect the statistical data upon which the Hurricanes Index is based, create significant uncertainty regarding index levels, and cause pronounced price volatility in Hurricanes Index Futures Contracts. Confirmed or suspected game interference may also prompt legislative or regulatory responses, including restrictions on sports-linked financial products or emergency rulemaking by the CFTC, that could restrict the listing or trading of Hurricanes Index Futures Contracts. Even widely publicized allegations of interference, absent actual misconduct, could undermine market confidence in the Hurricanes Index and the futures contracts that reference it.

Gaming and State Regulatory Litigation Risk. Exchanges that list sports-linked financial instruments, including Hurricanes Index Futures Contracts, may be subject to legal challenges brought by state attorneys general, state gaming commissions, and other state-level actors asserting that such instruments constitute regulated gambling or gaming activity under state law, notwithstanding that such contracts are listed on a CFTC-regulated exchange. Such proceedings may assert that the listing of sports-linked contracts violates state gaming statutes, requires state gaming or sports wagering licenses, or constitutes an illegal gambling enterprise. These exchanges, and the CFTC in certain court filings, have asserted that the CEA and the CFTC’s exclusive jurisdiction over CFTC-regulated exchanges preempts state gaming regulations. There is no assurance that federal courts will rule in favor of federal preemption, and resolution may require years of litigation and potentially appellate review. An adverse ruling could result in the suspension or cessation of trading in Hurricanes Index Futures Contracts, material operational restrictions, significant financial penalties, or the effective loss of the ability to list sports-linked futures. Any of these outcomes could materially and adversely affect the Fund’s ability to achieve its investment objective and could result in significant losses.

Platform and Distribution Restriction Risk. Broker-dealers, registered investment adviser platforms, wirehouses, and other financial intermediaries may refuse to list, recommend, or permit purchases of Fund Shares through their platforms due to the Fund’s association with sports performance outcomes and the perception that such products are akin to sports wagering, regardless of the Fund’s legal status as a registered investment company under the 1940 Act. Certain intermediaries may permit only unsolicited purchases, prohibit financial advisers from recommending the Fund, or exclude the Fund from model portfolios entirely. These restrictions could limit the Fund’s accessible investor base, constrain assets under management, reduce secondary market liquidity, widen bid-ask spreads, and increase the likelihood that Fund Shares will trade at significant premiums or discounts to net asset value. Even if an intermediary initially permits distribution, it may subsequently restrict access in response to adverse regulatory developments, reputational concerns, or changes in compliance policies. If a significant number of intermediaries refuse to distribute Fund Shares, the Fund may be unable to achieve sufficient scale, which could increase the Fund’s expense ratio, reduce trading volume, and impair the Fund’s ability to operate effectively.

Novel Market Risk. Hurricanes Index Futures Contracts are a novel asset class with limited trading history. The market may not develop the depth, liquidity, or trading efficiency associated with more established futures markets, and its pricing may be influenced by factors unrelated to fundamental assessments of team performance, including speculative activity, behavioral biases, regulatory headlines, or concentrated participation by a limited number of traders. There is limited historical data on which to base expectations regarding future price behavior, volatility patterns, or the costs associated with maintaining exposure, and traditional risk metrics may not accurately capture the risks of investing in this market. There can be no assurance that the market for Hurricanes Index Futures Contracts will achieve or sustain the level of participation, liquidity, and price discovery necessary for the Fund to effectively pursue its investment objective.

Limited Price Discovery and Market Depth Risk. Because Hurricanes Index Futures Contracts are a newly created instrument class, the market may lack the depth, breadth, and participation necessary for reliable price discovery. Traditional commodity futures markets benefit from decades of participation by commercial hedgers, speculators, and arbitrageurs whose activities contribute to efficient pricing. The market for Hurricanes Index Futures Contracts is expected to have few, if any, natural commercial hedgers, and may be dominated by retail speculators, algorithmic traders, or a small number of institutional participants. This concentrated participation could result in prices that do not accurately reflect fair value, wider bid-ask spreads, and elevated intraday price volatility. In thin markets, even modest order flow from the Fund could move prices against the Fund, increasing transaction costs and reducing returns. There can be no assurance that the market for Hurricanes Index Futures Contracts will develop sufficient liquidity over time, and the Fund may be unable to establish or exit positions at prices the Fund considers favorable.

Seasonality and Offseason Risk. The Hurricanes Index resets to a standardized base value prior to the start of each sports season and has a defined life cycle that ends following the postseason. Because the Fund tracks a single team in a single sport, the Fund is tied to that sport’s competitive calendar and has no ability to diversify across sports or rotate into a sport that is in-season when the team’s sport is not. During the playing season, the Hurricanes Index moves in real-time based on officially reported game statistics, and the prices of Hurricanes Index Futures Contracts are expected to reflect both the current index level and market expectations regarding future team performance. During the offseason, however, the Hurricanes Index will not move because no games are being played, and the Fund’s exposure to Hurricanes Index Futures Contracts will behave differently than during the playing season. The Fund anticipates maintaining exposure to Hurricanes Index Futures Contracts during the offseason. Although the underlying index will be static during this period, the prices of Hurricanes Index Futures Contracts may still fluctuate based on market expectations regarding the team’s prospects for the upcoming season, including coaching changes, player trades, draft picks, free agent signings, injury recovery timelines, training camp developments, and other factors that affect the market’s assessment of the team’s likely statistical performance. However, because the index itself is not moving during the offseason, the magnitude of futures price movements may be reduced relative to the playing season, and the relationship between futures prices and the underlying index level may be less predictable. There can be no assurance that the Fund’s offseason futures holdings will appreciate in value, and the Fund may experience losses during the offseason if market sentiment regarding the team’s upcoming season deteriorates. In addition, there can be no assurance that Hurricanes Index Futures Contracts will be available in sufficient volume or at favorable pricing during the offseason or at the start of a new season.

League Discontinuation, Lockout, or Strike Risk. The Fund’s ability to invest in Hurricanes Index Futures Contracts depends on the continued operation of the NHL and the playing of scheduled games. Labor disputes between the NHL and its players’ union could result in a lockout or strike that suspends or cancels all or a significant portion of a season. The NHL has previously experienced work stoppages, including a full-season cancellation in 2004-2005. During any such period, no games would be played, the Hurricanes Index would not generate data, and trading in Hurricanes Index Futures Contracts could be suspended or severely impaired. The Fund would be unable to pursue its investment strategy during such a period, may be forced to liquidate positions at disadvantageous prices, and could experience substantial losses. Even after a labor dispute is resolved, the shortened or restructured season could materially change the statistical patterns underlying the index methodology. In addition, force majeure events such as a pandemic, natural disaster, or other circumstances beyond the control of the league could cause widespread game cancellations or delays. There can be no assurance that the league will not experience a work stoppage or other extended interruption during the Fund’s investment period, or that the Fund will be able to recover any losses incurred as a result of such events.

Index Provider and Data Dependency Risk. The Hurricanes Index is maintained and calculated by a single Index Provider, FutureSports. If the Index Provider were to experience operational failures, cease operations, lose its data feed from the applicable sports league, experience a cybersecurity breach, or otherwise become unable to calculate the Hurricanes Index, Hurricanes Index Futures Contracts may have no reliable reference value, which could materially and adversely affect the value of the Fund. In addition, the Hurricanes Index is calculated solely on the basis of officially reported statistics from a single sports league. The league serves as the data source but does not participate in index determination or governance. If the league were to report incorrect statistics, issue post-game corrections, change how it reports or categorizes statistics, delay reporting, or discontinue the provision of data to the Index Provider, the settlement prices of Hurricanes Index Futures Contracts could be based on erroneous or incomplete data. Furthermore, the Index Provider controls the methodology by which official statistics are translated into index points. If the Index Provider amends or discontinues its methodology, the behavior of the Hurricanes Index could change materially and the futures market may not immediately price in such changes. The Hurricanes Index is calculated in real-time while games are being played, which introduces latency, data-feed, and computational risks that differ from those associated with traditional financial indexes.

Trading Hours and Sporting Event Timing Risk. NHL games may occur during evening hours, on weekends, and on holidays when the Exchange is closed and when the market for Hurricanes Index Futures Contracts may have limited or no trading activity. Because the Hurricanes Index moves in real-time while games are being played, material index movements may occur during periods when investors are unable to buy or sell Shares or when Hurricanes Index Futures Contracts are not actively trading. As a result, the opening price of Shares and the prices of Hurricanes Index Futures Contracts on the next trading session may differ significantly from the prior session’s closing prices, potentially resulting in large gaps at the open. Shareholders may not be able to sell their Shares until after such a gap has been fully realized, resulting in an inability to mitigate losses in a declining market.

Futures Contracts Risk. Risks of futures contracts include: (i) an imperfect correlation between the value of the futures contract and the underlying asset; (ii) possible lack of a liquid secondary market; (iii) the inability to close a futures contract when desired; (iv) losses caused by unanticipated market movements, which may be unlimited; (v) an obligation for the Fund to make daily cash payments to maintain its required margin, particularly at times when the Fund may have insufficient cash; and (vi) unfavorable execution prices from rapid selling. Unlike equities, which typically entitle the holder to a continuing stake in a corporation, futures contracts normally specify a certain date for settlement in cash based on the reference asset. As the futures contracts approach expiration, they may be replaced by similar contracts that have a later expiration. This process is referred to as “rolling.” If the market for these contracts is in “contango,” meaning that the prices of futures contracts in the nearer months are lower than the price of contracts in the distant months, the sale of the near-term month contract would be at a lower price than the longer-term contract, resulting in a cost to “roll” the futures contract. The actual realization of a potential roll cost will be dependent upon the difference in price of the near and distant contract. Because the margin requirement for futures contracts is less than the value of the assets underlying the futures contract, futures trading involves a degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 40% of the value of the futures contract is deposited as margin, a subsequent 20% decrease in the value of the futures contract would result in a loss of half of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A decrease in excess of 40% would result in a loss exceeding the original margin deposit, if the futures contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount initially invested in the futures contract. However, the Fund would presumably have sustained comparable losses if, instead of investing in the futures contract, it had invested in the underlying financial instrument and sold it after the decline. Further, if the market for Hurricanes Index Futures Contracts is in a period of contango, if the performance of the Hurricanes Index and the price of Hurricanes Index Futures Contracts were to decline, the Fund would experience the negative impact of contango. The impact of backwardation or contango may lead to the returns of the Fund to vary significantly from the total return of other price references. Additionally, in the event of a prolonged period of contango, and absent the impact of rising or falling pricing in the Hurricanes Index, this could have a significant negative impact on the Fund’s NAV and total return.

Position Limits and Price Limits

The CFTC and various exchanges on which Hurricanes Index Futures Contracts trade have established position limits and price limits for Hurricanes Index Futures Contracts. Position limit regulation and price limit regulation serve distinct purposes and are regulated differently.

Position limits are designed to prevent excessive speculation that could cause sudden or unreasonable fluctuations in the price of a commodity. They limit the maximum number of contracts a person or entity can hold in a particular commodity.

Price limits are mechanisms to maintain orderly markets by restricting the price range within which futures contracts can trade during a trading session. They prevent extreme price movements that could disrupt market stability. Price limits are typically set as a percentage of the previous day's settlement price. When price limits are hit, trading may be halted or expanded depending on the product and regulatory rules. Unlike position limits, price limits do not restrict the number of contracts a trader can hold but rather the price at which those contracts can be traded. When a price limit is hit, the market for Hurricanes Index Futures Contracts may temporarily halt until price limits can be expanded or trading may be stopped for the day.

If the Fund is unable to buy or sell Hurricanes Index Futures Contracts as a result of position limits being hit or price limits that result in a halted or closed market—or for other reasons including limited liquidity in the market for Hurricanes Index Futures Contracts, a disruption to the market for Hurricanes Index Futures Contracts, or as a result of margin requirements, accountability levels, or other limitations imposed by the Fund’s futures commission merchants (“FCMs”), the listing exchanges, or the CFTC—the Adviser would take such action as it believes appropriate and in the best interest of the Fund in consideration of the facts and circumstances at such time, including: (i) investing in Hurricanes Index-Linked Instruments that are not Hurricanes Index Futures Contracts; (ii) requiring that authorized participants purchase and redeem in large blocks of shares called “Creation Units” through an exchange for related position (EFRP) method rather than in cash; (iii) applying increased authorized participant variable transaction fees for purchases or redemptions of Creation Units made in cash; or (iv) de-levering the Fund, relative to its investment objective, by an amount reflecting prevailing price limits. In addition, the Fund generally may suspend the issuance of Creation Units only for a limited time and only due to extraordinary circumstances, such as when the markets on which the ETF’s portfolio holdings are traded are closed for a limited period of time; that is to say, when the Fund is unable to increase its exposure to underlying assets.

Cost of Futures Investment Risk. When a Hurricanes Index Futures Contract is nearing expiration, the Fund will generally sell it and use the proceeds to buy a Hurricanes Index Futures Contract with a later expiration date. This is commonly referred to as “rolling”.

If the Fund rolls Hurricanes Index Futures Contracts that are in contango, the Fund would sell a lower priced, expiring contract and purchase a higher priced, longer-dated contract. The price difference between the expiring contract and longer-dated contract associated with rolling Hurricanes Index Futures Contracts is typically substantially higher than the price difference associated with rolling other futures contracts. Contango in the market for Hurricanes Index Futures Contracts may have a significant adverse impact on the performance of the Fund and may cause Hurricanes Index Futures Contracts and the Fund to underperform the Hurricanes Index. Both contango and backwardation would reduce the Fund’s correlation to the Hurricanes Index and may limit or prevent the Fund from achieving its investment objective. The impact of both contango and backwardation may also be greater to the extent the Fund invests in back-month Hurricanes Index Futures Contracts.

Investment Capacity Risk. If the Fund’s ability to obtain exposure to Hurricanes Index Futures Contracts consistent with its investment objective is disrupted for any reason, including but not limited to, limited liquidity in the market for Hurricanes Index Futures Contracts, a disruption to the market for Hurricanes Index Futures Contracts, or as a result of margin requirements or position limits imposed by the Fund’s FCMs, the CME, or the CFTC, and the Fund could not otherwise meet its investment objective through the use of other investments discussed above, the Fund would not be able to achieve its investment objective and may experience significant losses.

Liquidity Risk. The market for the Hurricanes Index Futures Contracts may be subject to periods of illiquidity. During such times it may be difficult or impossible to buy or sell a position at the desired price. Market disruptions or volatility can also make it difficult to find a counterparty willing to transact at a reasonable price and sufficient size. Illiquid markets may cause losses, which could be significant. Large positions also increase the risk of illiquidity, which may make the Fund’s positions more difficult to liquidate, and increase the losses incurred while trying to do so.

Derivatives Risk. In addition to Hurricanes Index Futures Contracts, the Fund may obtain exposure through the following other derivatives: (1) exchange traded options on Other Investment Companies and/or (2) swap agreement transactions that reference Hurricanes Index Futures Contracts, Other Investment Companies, or the Hurricanes Index.

Investing in derivatives may be considered aggressive and may expose the Fund to risks different from, or possibly greater than, the risks associated with investing directly in the reference asset(s) underlying the derivative (e.g., the securities or commodities contained in the Fund). The use of derivatives may result in larger losses or smaller gains than directly investing in securities or commodities. The risks of using derivatives include: (1) the risk that there may be imperfect correlation between the price of the financial instruments and movements in the prices of the reference asset(s); (2) the risk that an instrument is mispriced; (3) credit or counterparty risk on the amount a Fund expects to receive from a counterparty; (4) the risk that securities prices, interest rates and currency markets will move adversely and a Fund will incur significant losses; (5) the risk that the cost of holding a financial instrument might exceed its total return; and (6) the possible absence of a liquid secondary market for a particular instrument and possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to adjust a Fund’s position in a particular instrument when desired. Each of these factors may prevent a Fund from achieving its investment objective and may increase the volatility (i.e., fluctuations) of the Fund’s returns. Because derivatives often require limited initial investment, the use of derivatives also may expose a Fund to losses in excess of those amounts initially invested.

The performance of any Hurricanes Index-Linked Instrument may not track the performance of its underlying benchmark due to embedded costs and other factors. Thus, to the extent the Fund invests in swaps that use a Hurricanes Index-Linked Instrument as the reference asset, the Fund may be subject to greater correlation risk and may not achieve as high a degree of correlation with its investment objective than if the Fund only used Hurricanes Index Futures Contracts.

Swap Agreements Risk. The Fund may enter into cash-settled swaps and other derivatives to gain exposure to an underlying asset without actually purchasing such asset. Swaps are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on a particular pre-determined interest rate, commodity, security, indexes, or other assets or measurable indicators. The primary risks associated with the use of swaps are mispricing or improper valuation, imperfect correlation between movements in the notional amount and the price of the underlying investments, and the failure of a counterparty to perform. If a counterparty’s creditworthiness for an over-the-counter swap declines, the value of the swap would likely decline. Moreover, there is no guarantee that the Fund could eliminate its exposure under an outstanding swap by entering into an offsetting swap with the same or another party. In addition, the Fund may use a combination of swaps on an underlying index.

Options Risk. The Fund may purchase exchange-traded options that reference shares of Other Investment Companies. Transactions in options generally require less capital than equivalent stock transactions. They may return smaller dollar figures but a potentially greater percentage of the investment than equivalent stock transactions. The potential profit is limited to the premium received for the contract. The potential loss can be unlimited. While leverage means the percentage returns can be significant, the amount of cash required is smaller than equivalent stock transactions. It is possible to lose the entire principal invested, and sometimes more. As an options holder, a Fund risks the entire amount of the premium it pays. But as an options writer, it takes on a much higher level of risk. For example, if the Fund writes an uncovered call, it faces unlimited potential loss, since there is no cap on how high a stock price can rise. When buying options, a Fund risks losing the premium paid, plus commissions and fees.

Reverse Repurchase Agreements Risk. The Fund may invest in reverse repurchase agreements. Reverse repurchase agreements are transactions in which the Fund sells portfolio securities to financial institutions such as banks and broker-dealers, and agrees to repurchase them at a mutually agreed-upon date and price which is higher than the original sale price. Reverse repurchase agreements are a form of leverage and the use of reverse repurchase agreements by the Fund may increase the Fund’s volatility. The Fund incurs costs, including interest expenses, in connection with the opening and closing of reverse repurchase agreements that will be borne by the shareholders.

Reverse repurchase agreements are also subject to the risk that the other party to the reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Fund. In situations where the Fund is required to post collateral with a counterparty, the counterparty may fail to segregate the collateral or may commingle the collateral with the counterparty’s own assets. As a result, in the event of the counterparty’s bankruptcy or insolvency, the Fund’s collateral may be subject to the conflicting claims of the counterparty’s creditors, and the Fund may be exposed to the risk of a court treating the Fund as a general unsecured creditor of the counterparty, rather than as the owner of the collateral. There can be no assurance that a counterparty will not default and that the Fund will not sustain a loss on a transaction as a result.

Reverse repurchase agreements also involve the risk that the market value of the securities sold by the Fund may decline below the price at which it is obligated to repurchase the securities. In addition, when the Fund invests the proceeds it receives in a reverse repurchase transaction, there is a risk that those investments may decline in value. In this circumstance, the Fund could be required to sell other investments in order to meet its obligations to repurchase the securities.

Risks Related to Investing in Other Investment Companies. The Fund may invest in long or short positions in Other Investment Companies (i.e., investment companies registered under the 1940 Act that invest in similar assets to those in which the Fund may invest). Investing in Other Investment Companies may involve duplication of advisory or management fees and certain other expenses. By investing in Other Investment Companies, the Fund becomes a shareholder of that Other Investment Company. As a result, Fund shareholders indirectly bear the Fund’s proportionate share of the fees and expenses paid by shareholders of the Other Investment Company, in addition to the fees and expenses Fund shareholders bear in connection with the Fund’s own operations. As a shareholder, the Fund must rely on the Other Investment Company to achieve its investment objective. The Fund’s performance may be magnified positively or negatively by virtue of its investment in the Other Investment Company. If the Other Investment Company fails to achieve its investment objective, the value of the Fund’s investment could decline, thus affecting the Fund’s performance. In addition, because certain Other Investment Company shares are listed on national stock exchanges and are traded like stocks on an exchange, their shares potentially may trade at a discount or a premium. Investments in such shares may be subject to brokerage and other trading costs, which could result in greater expenses to the Fund. Finally, because the value of certain Other Investment Company shares may depend on the demand in the market, the Adviser may not be able to liquidate the Fund’s holdings in those shares at the most optimal time, adversely affecting the Fund’s performance.

Collateral Investments Risk. The Fund’s use of Collateral Investments may include obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities, including bills, notes and bonds issued by the U.S. Treasury, investment companies registered under the 1940 Act that invest in high-quality securities and corporate debt securities, such as commercial paper.

Some securities issued or guaranteed by federal agencies and U.S. Government-sponsored instrumentalities may not be backed by the full faith and credit of the United States, in which case the investor must look principally to the agency or instrumentality issuing or guaranteeing the security for ultimate repayment, and may not be able to assert a claim against the United States itself in the event that the agency or instrumentality does not meet its commitment. The U.S. Government, its agencies and instrumentalities do not guarantee the market value of their securities, and consequently, the value of such securities may fluctuate. Although the Fund may hold securities that carry U.S. Government guarantees, these guarantees do not extend to the Shares.

Investment companies that invest in high-quality securities are subject to management fees and other expenses. Therefore, investments in these funds will cause the Fund to bear indirectly a proportional share of the fees and costs of the funds in which it invests. At the same time, the Fund will continue to pay its own management fees and expenses with respect to all of its assets, including any portion invested in the shares of such fund. It is possible to lose money by investing in investment companies that invest in high-quality securities.

Corporate debt securities such as commercial paper generally are short-term unsecured promissory notes issued by businesses. Corporate debt may carry variable or floating rates of interest. Corporate debt securities carry both credit risk and interest rate risk. Credit risk is the risk that the Fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it is due.

Asset Concentration Risk. Since the Fund may take concentrated positions in Hurricanes Index Futures Contracts, the Fund’s performance may be hurt disproportionately and significantly by the poor performance of those positions to which it has significant exposure. Asset concentration makes the Fund more susceptible to any single occurrence affecting the underlying positions and may subject the Fund to greater market risk than more diversified funds.

Counterparty Risk. The Fund will be subject to credit risk (i.e., the risk that a counterparty is unwilling or unable to make timely payments or otherwise meet its contractual obligations) with respect to the amount the Fund expects to receive from counterparties to: Hurricanes Index Futures Contracts; reverse repurchase agreements; swaps on Hurricanes Index Futures Contracts, Other Investment Companies, or the Hurricanes Index.

The Fund may be negatively impacted if a counterparty becomes bankrupt or otherwise fails to perform its obligations under such an agreement. The Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding and the Fund may obtain only limited recovery or may obtain no recovery in such circumstances. In order to attempt to mitigate potential counterparty credit risk, the Fund typically enters into transactions with major financial institutions.

The counterparty to an exchange-traded futures contract is subject to the credit risk of the clearing house and the FCM through which it holds its position. Specifically, the FCM or the clearing house could fail to perform its obligations, causing significant losses to the Fund. For example, the Fund could lose margin payments it has deposited with an FCM as well as any gains owed but not paid to the Fund, if the FCM or clearing house becomes insolvent or otherwise fails to perform its obligations. Credit risk of market participants with respect to derivatives that are centrally cleared is concentrated in a few clearing houses and it is not clear how an insolvency proceeding of a clearing house would be conducted and what impact an insolvency of a clearing house would have on the financial system. Under current CFTC regulations, a FCM maintains customers’ assets in a bulk segregated account. If a FCM fails to do so, or is unable to satisfy a substantial deficit in a customer account, its other customers may be subject to risk of loss of their funds in the event of that FCM’s bankruptcy. In that event, in the case of futures, the FCM’s customers are entitled to recover, even in respect of property specifically traceable to them, only a proportional share of all property available for distribution to all of that FCM’s customers. In addition, if the FCM does not comply with the applicable regulations, or in the event of a fraud or misappropriation of customer assets by the FCM, the Fund could have only an unsecured creditor claim in an insolvency of the FCM with respect to the margin held by the FCM. FCMs are also required to transfer to the clearing house the amount of margin required by the clearing house, which amount is generally held in an omnibus account at the clearing house for all customers of the FCM. In addition, the Fund may enter into futures contracts and repurchase agreements with a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. The Fund does not specifically limit its counterparty risk with respect to any single counterparty.

Further, there is a risk that no suitable counterparties are willing to enter into reverse repurchase agreements with the Fund, or continue to enter into, reverse repurchase agreement transactions with the Fund and, as a result, the Fund may not be able to achieve its investment objective. There is also the risk that the Fund may not be able to engage in reverse repurchase agreement transactions because suitable counterparties refuse to enter into transactions with the Fund. Contractual provisions and applicable law may prevent or delay the Fund from exercising its rights to terminate an investment or transaction with a financial institution experiencing financial difficulties, or to realize on collateral, and another institution may be substituted for that financial institution without the consent of the Fund. If the credit rating of a counterparty to a futures contract and/or repurchase agreement declines, the Fund may nonetheless choose or be required to keep existing transactions in place with the counterparty, in which event the Fund would be subject to any increased credit risk associated with those transactions. Also, in the event of a counterparty’s (or its affiliate’s) insolvency, the possibility exists that the Fund’s ability to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral, could be stayed or eliminated under special resolution regimes adopted in the United States, the European Union and various other jurisdictions. Such regimes provide government authorities with broad authority to intervene when a financial institution is experiencing financial difficulty. In particular, the regulatory authorities could reduce, eliminate, or convert to equity the liabilities to the Fund of a counterparty who is subject to such proceedings in the European Union (sometimes referred to as a “bail in”).

Credit Risk. An issuer or other obligated party of a debt security may be unable or unwilling to make dividend, interest and/or principal payments when due. In addition, the value of a debt security may decline because of concerns about the issuer’s ability or unwillingness to make such payments.

Debt Securities Risk. Investments in debt securities subject the holder to the credit risk of the issuer. Credit risk refers to the possibility that the issuer or other obligor of a security will not be able or willing to make payments of interest and principal when due. Generally, the value of debt securities will change inversely with changes in interest rates. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. During periods of falling interest rates, the income received by the Fund may decline. If the principal on a debt security is prepaid before expected, the prepayments of principal may have to be reinvested in obligations paying interest at lower rates. Debt securities generally do not trade on a securities exchange making them generally less liquid and more difficult to value than common stock.

Interest Rate Risk. Interest rate risk is the risk that the value of the debt securities in the Fund’s portfolio will decline because of rising market interest rates. Interest rate risk is generally lower for shorter term debt securities and higher for longer-term debt securities. Duration is a reasonably accurate measure of a debt security’s price sensitivity to changes in interest rates and a common measure of interest rate risk. Duration measures a debt security’s expected life on a present value basis, taking into account the debt security’s yield, interest payments and final maturity. In general, duration represents the expected percentage change in the value of a security for an immediate 1% change in interest rates. For example, the price of a debt security with a three-year duration would be expected to drop by approximately 3% in response to a 1% increase in interest rates. Therefore, prices of debt securities with shorter durations tend to be less sensitive to interest rate changes than debt securities with longer durations. As the value of a debt security changes over time, so will its duration.

Clearing Broker Risk. The Fund’s investments in exchange-traded futures contracts expose it to the risks of a clearing broker (or a FCM). Under current regulations, a clearing broker or FCM maintains customers’ assets in a bulk segregated account. There is a risk that Fund assets deposited with the clearing broker to serve as margin may be used to satisfy the broker’s own obligations or the losses of the broker’s other clients. In the event of default, the Fund could experience lengthy delays in recovering some or all of its assets and may not see any recovery at all. Furthermore, the Fund is subject to the risk that no FCM is willing or able to clear the Fund’s transactions or maintain the Fund’s assets. If the Fund’s FCMs are unable or unwilling to clear the Fund’s transactions, or if the FCM refuses to maintain the Fund’s assets, the Fund will be unable to have its orders for Hurricanes Index Futures Contracts fulfilled or assets custodied. In such a circumstance, the performance of the Fund will likely deviate from the performance of changes in the Hurricanes Index and may result in the proportion of Hurricanes Index Futures Contracts in the Fund’s portfolio relative to the total assets of the Fund to decrease.

Non-Diversification Risk. The Fund is classified as a “non-diversified company” under the 1940 Act. As a result, the Fund is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by the diversification requirements imposed by the Code. The Fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly invested in certain issuers.

Risks Related to the Management of the Fund

Active Management Risk. The Fund is actively managed, and its performance reflects investment decisions that the Adviser makes for the Fund. Such judgments about the Fund’s investments may prove to be incorrect. If the investments selected and the strategies employed by the Fund fail to produce the intended results, the Fund could underperform as compared to other funds with similar investment objectives and/or strategies, or could have negative returns.

Frequent Trading Risk. The Fund regularly purchases and subsequently sells (i.e., “rolls”) individual futures contracts throughout the year so as to maintain a fully invested position. As the contracts near their expiration dates, the Fund rolls them over into new contracts. This frequent trading of contracts may increase the amount of commissions or mark-ups to broker-dealers that the Fund pays when it buys and sells contracts, which may detract from the Fund’s performance. High portfolio turnover may result in the Fund paying higher levels of transaction costs and may generate greater tax liabilities for shareholders. Frequent trading risk may cause the Fund’s performance to be less than expected.

Rebalancing Risk. If for any reason the Fund is unable to rebalance all or a portion of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund may be over- or under-exposed to the returns of the Hurricanes Index. Additionally, because the market for Hurricanes Index Futures Contracts is nascent and may be thinly traded, the Fund’s own trading activity, including purchases, sales, and rolling of contracts, could materially influence the prices of Hurricanes Index Futures Contracts. If the Fund represents a significant portion of the open interest or trading volume, its activity could move prices against it, resulting in higher costs and reduced returns. If other market participants anticipate the Fund’s trading patterns, they may engage in front-running or other anticipatory trading strategies that further increase the Fund’s transaction costs. The trading activity associated with such transactions will contribute to the existing trading volume on the underlying futures contracts and may adversely affect the market price of such underlying futures contracts.

Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or systems failures. The Fund and the Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

Valuation Risk. The Fund or the Subsidiary may hold securities or other assets that may be valued on the basis of factors other than market quotations. This may occur because the asset or security does not trade on a centralized exchange, or in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” assets or securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, there is no assurance that the Fund or the Subsidiary could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund or the Subsidiary would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund or the Subsidiary at that time. The Fund’s ability to value investments may be impacted by technological issues or errors by pricing services or other third-party service providers.

New Fund Risk. As of the date of this prospectus, the Fund has no operating history and currently has fewer assets than larger funds. Like other new funds, large inflows and outflows may impact the Fund’s market exposure for limited periods of time. This impact may be positive or negative, depending on the direction of market movement during the period effected.

Risks Related to Trading of Shares

Trading Issues Risk. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. The Fund may have difficulty maintaining its listing on the Exchange in the event the Fund’s assets are small, the Fund does not have enough shareholders, or if the Fund is unable to proceed with creation and/or redemption orders.

Authorized Participant Concentration Risk. Only an “authorized participant” or “AP” (i.e., broker-dealers and large institutional investors that have entered into participation agreement with the Fund) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that act as APs on an agency basis (i.e. on behalf of other market participants). To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem, in either of these cases, Shares may trade at a discount to the Fund’s net asset value and possibly face delisting.

Market Maker Risk. If the Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of Shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s net asset value and the price at which the Shares are trading on the Exchange, which could result in a decrease in value of the Shares. In addition, decisions by market makers or APs to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Shares trading at a discount to net asset value and also in greater than normal intra-day bid-ask spreads for Shares.

Premium/Discount Risk. The market price of the Fund’s Shares will generally fluctuate in accordance with changes in the Fund’s net asset value as well as the relative supply of and demand for Shares on the Exchange. The Fund’s market price may deviate from the value of the Fund’s underlying portfolio holdings, particularly in time of market stress, with the result that investors may pay more or receive less than the underlying value of the Shares bought or sold. The Adviser cannot predict whether Shares will trade below, at, or above their net asset value because the Shares trade on the Exchange at market prices and not at net asset value. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related, but not identical, to the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. However, given that Shares can only be purchased and redeemed in Creation Units, and only to and from broker-dealers and large institutional investors that have entered into participation agreements (unlike shares of closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset value), the Adviser believes that large discounts or premiums to the net asset value of Shares should not be sustained. In addition, because the Fund provides exposure to the statistical performance of a single professional sports team, demand for Shares may be influenced by fan loyalty, emotional attachment, and team-related sentiment rather than by rational assessments of the Fund’s expected risk-adjusted returns. These demand patterns could increase intraday volatility in Fund Shares, widen bid-ask spreads, and result in investors purchasing or selling Shares at prices that do not reflect the Fund’s underlying NAV. During stressed market conditions, the market for the Fund’s Shares may become less liquid in response to deteriorating liquidity in the market for the Fund’s underlying portfolio holdings, which could in turn lead to differences between the market price of the Fund’s Shares and their net asset value. This can be reflected as a spread between the bid and ask prices for the Fund quoted during the day or a premium or discount in the closing price from the Fund’s NAV.

Active Market Risk. Although the Shares are listed for trading on the Exchange, there can be no assurance that an active trading market for the Shares will develop or be maintained. Shares trade on the Exchange at market prices that may be below, at or above the Fund’s net asset value. Securities, including the Shares, are subject to market fluctuations and liquidity constraints that may be caused by such factors as economic, political, or regulatory developments, changes in interest rates, and/or perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments.

Cash Transaction Risk. Most ETFs generally make in-kind redemptions to avoid being taxed at the fund level on gains on the distributed portfolio securities. However, unlike most ETFs, the Fund currently intends to effect some or all redemptions for cash, rather than in-kind, because of the nature of the Fund’s investments. The Fund may be required to sell portfolio securities to obtain the cash needed to distribute redemption proceeds, which involves transaction costs that the Fund may not have incurred had it effected redemptions entirely in kind. These costs may include brokerage costs and/or taxable gains or losses, which may be imposed on the Fund and decrease the Fund’s NAV to the extent such costs are not offset by a transaction fee payable to an AP. If the Fund recognizes gain on these sales, this generally will cause the Fund to recognize gain it might not otherwise have recognized if it were to distribute portfolio securities in-kind, or to recognize such gain sooner than would otherwise be required. This may decrease the tax efficiency of the Fund compared to ETFs that utilize an in-kind redemption process, and there may be a substantial difference in the after-tax rate of return between the Fund and other ETFs.

Risks Related to Regulation, External Factors, and Federal Income Tax Consequences

Tax Risk. The Fund intends to elect and to qualify each year to be treated as a RIC under Subchapter M of the Code. As a RIC, the Fund will not be subject to U.S. federal income tax on the portion of its net investment income and net capital gain that it distributes to shareholders, provided that it satisfies certain requirements of the Code. If the Fund does not qualify as a RIC for any taxable year and certain relief provisions are not available, the Fund’s taxable income will be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed. Additionally, buying securities shortly before the record date for a taxable dividend or capital gain distribution is commonly known as “buying the dividend.” In the event a shareholder purchases Shares shortly before such a distribution, the entire distribution may be taxable to the shareholder even though a portion of the distribution effectively represents a return of the purchase price. To comply with the asset diversification test applicable to a RIC, the Fund will limit its investments in the Subsidiary to 25% of the Fund’s total assets at the end of each tax quarter. The investment strategy of the Fund will cause the Fund to hold substantially more than 25% of the Fund’s total assets in investments in the Subsidiary the majority of the time. The Fund intends to manage the exposure to the Subsidiary so that the Fund’s investments in the Subsidiary do not exceed 25% of the total assets at the end of any tax quarter. If the Fund’s investments in the Subsidiary were to exceed 25% of the Fund’s total assets at the end of a tax quarter, the Fund, generally, has a grace period to cure such lack of compliance. If the Fund fails to timely cure, it may no longer be eligible to be treated as a RIC.

Because Hurricanes Index Futures Contracts produce non-qualifying income for purposes of qualifying as a RIC, the Fund makes its investments in Hurricanes Index Futures Contracts through the Subsidiary. The Fund intends to treat any income it may derive from the futures contracts received by the Subsidiary as “qualifying income” under the provisions of the Code applicable to RICs. The IRS has issued PLRs provided to third parties not associated with the Fund or its affiliates (which only those parties may rely on as precedent) concluding that similar arrangements resulted in qualifying income. Many of such PLRs have now been revoked by the IRS. In March of 2019, the Internal Revenue Service published Regulations that concluded that income from a corporation similar to the Subsidiary would be qualifying income, if the income is related to the Fund’s business of investing in stocks or securities. Although the Regulations do not require distributions from the Subsidiary, the Fund intends to cause the Subsidiary to make distributions that would allow the Fund to make timely distributions to its shareholders. The Fund generally will be required to include in its own taxable income the income of the Subsidiary for a tax year, regardless of whether the Fund receives a distribution of the Subsidiary’s income in that tax year, and this income would nevertheless be subject to the distribution requirement for qualification as a RIC and would be taken into account for purposes of the 4% excise tax.

If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions.

Subsidiary Regulatory Investment Risk. Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary are organized, respectively, could result in the inability of the Fund to operate as intended and could negatively affect the Fund and its shareholders. The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. However, as the Subsidiary is wholly-owned by the Fund, and the investors of the Fund will have the investor protections of the 1940 Act, the Fund as a whole—including the Subsidiary—will provide investors with 1940 Act protections.

Commodity Regulatory Risk. The Fund’s use of commodity futures subject to regulation by the CFTC has caused the Fund to be classified as a “commodity pool” and this designation requires that the Fund comply with CFTC rules, which may impose additional regulatory requirements and compliance obligations. The Fund’s investment decisions may need to be modified, and commodity contract positions held by the Fund may have to be liquidated at disadvantageous times or prices, to avoid exceeding any applicable position limits established by the CFTC, potentially subjecting the Fund to substantial losses. The regulation of commodity transactions in the United States is subject to ongoing modification by government, self-regulatory and judicial action. The effect of any future regulatory change with respect to any aspect of the Fund is impossible to predict, but could be substantial and adverse to the Fund.

Regulatory Risk. The regulatory framework governing sports-linked financial instruments is evolving and subject to significant uncertainty. Hurricanes Index Futures Contracts are a novel instrument class for which there is limited regulatory precedent. The CFTC has broad discretionary authority to determine whether particular contracts are consistent with the public interest, including authority to disapprove or direct an exchange to delist contracts that the CFTC determines involve gaming, are unlawful, or otherwise run contrary to the purposes of the CEA. The CFTC has recently proposed amendments to its rules concerning event contracts, commonly referred to as prediction markets, to specify which contracts may be determined contrary to the public interest and therefore may not be listed for trading or accepted for clearing on or through a CFTC-regulated entity. The CFTC or the listing exchange could, at any time and without advance notice, impose new conditions, margin or position-limit requirements, reporting obligations, trading halts, settlement adjustments, or delisting actions. Any such changes could, among other things; (i) impair the Fund’s ability to establish, maintain, or close positions; (ii) require the Fund to liquidate positions at disadvantageous prices; (iii) alter the economic characteristics on which the Fund relies; or (iv) render the Fund’s principal investment strategy impractical. In addition, future legislative, judicial, or administrative developments could retroactively affect the permissibility, settlement mechanics, or availability of Hurricanes Index Futures Contracts. These developments may occur abruptly and may not provide mechanisms for investor recourse or for the orderly unwind of positions. There can be no assurance that the regulatory environment for sports-linked financial instruments will remain stable or favorable.

Cyber Security Risk. The Fund is susceptible to operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding, but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the Fund’s third-party service providers, such as its administrator, transfer agent, or custodian, as applicable, or issuers in which the Fund invests, can also subject the Fund to many of the same risks associated with direct cyber security breaches. While the Fund has established business continuity plans and risk management systems designed to reduce the risks associated with cyber security, there are inherent limitations in such plans and systems. Additionally, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third-party service providers.

Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics (for example, the novel coronavirus COVID-19), have been and can be highly disruptive to economies and markets and have recently led, and may continue to lead, to increased market volatility and significant market losses. Such natural disaster and health crises could exacerbate political, social, and economic risks, and result in significant breakdowns, delays, shutdowns, social isolation, and other disruptions to important global, local and regional supply chains affected, with potential corresponding results on the operating performance of the Fund and its investments. A climate of uncertainty and panic, including the contagion of infectious viruses or diseases, may adversely affect global, regional, and local economies and reduce the availability of potential investment opportunities, and increases the difficulty of performing due diligence and modeling market conditions, potentially reducing the accuracy of financial projections. Under these circumstances, the Fund may have difficulty achieving its investment objectives which may adversely impact Fund performance. Further, such events can be highly disruptive to economies and markets, significantly disrupt the operations of individual companies (including, but not limited to, the Fund’s investment advisor, third party service providers, and counterparties), sectors, industries, markets, securities and commodity exchanges, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. These factors can cause substantial market volatility, exchange trading suspensions and closures, changes in the availability of and the margin requirements for certain instruments, and can impact the ability of the Fund to complete redemptions and otherwise affect Fund performance and Fund trading in the secondary market. A widespread crisis would also affect the global economy in ways that cannot necessarily be foreseen. How long such events will last and whether they will continue or recur cannot be predicted. Impacts from these could have a significant impact on the Fund’s performance, resulting in losses to your investment.

Performance

As of the date of this prospectus, the Fund has not yet commenced operations and therefore does not have a performance history. Once available, the Fund’s performance information will be accessible on the Fund’s website at www.volatilityshares.com and will provide some indication of the risks of investing in the Fund.

Management

Investment Adviser

Volatility Shares LLC

Portfolio Managers

The following persons serve as portfolio managers of the Fund.

•	Charles Lowery — Chief Investment Officer, Volatility Shares
•	Anand Desai — Head of Portfolio Management, Volatility Shares
•	Dustin Shidaker — Portfolio Manager, Volatility Shares

Each of the portfolio managers is primarily and jointly responsible for the day-to-day management of the Fund. Each of the Fund’s portfolio managers have served in such capacity since the Fund’s inception.

Purchase and Sale of Shares

The Fund issues and redeems Shares on a continuous basis, at NAV, only in large blocks of shares called “Creation Units.” Individual Shares may only be purchased and sold on the secondary market through a broker-dealer at a market price. Since Shares trade on securities exchanges in the secondary market at their market price rather than their NAV, the Shares may trade at a price greater than (premium) or less than (discount) the Fund’s NAV. An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). Recent information, including the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is available online at www.volatilityshares.com.

Tax Information

The Fund’s distributions will generally be taxable as ordinary income, returns of capital or capital gains. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser and Foreside Fund Services, LLC, the Fund’s distributor (the “Distributor”), may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Chicago Blackhawks ETF

Investment Objective

The Chicago Blackhawks ETF (the “Fund” or “[__]”) seeks to provide investment results, before fees and expenses, that correspond to the performance of futures contracts on the CME FSPI NHL Chicago Blackhawks Index.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell Shares. Investors may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example set forth below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	[___]	%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses(1)	0.00%
Total Annual Fund Operating Expenses	[___]	%
(1)	“Other Expenses” are estimates based on the expenses the Fund expects to incur for the current fiscal year.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels. This example does not include the brokerage commissions that investors may pay to buy and sell Shares.

Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years
$[__]	$[___]

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. Because the Fund is new, portfolio turnover information is unavailable at this time.

Principal Investment Strategies

The Fund is an exchange-traded fund (“ETF”) that seeks to achieve its investment objective primarily through investments in futures contracts on the CME FSPI NHL Chicago Blackhawks Index, which is a non-investable index (the “Blackhawks Index”). The Blackhawks Index is designed to systemically measure the cumulative team performance of the Chicago Blackhawks only during games played over the regular and post-season. The Blackhawks Index is a transparent, rules-based system using official league statistics, where positive actions add points and negative actions subtract points. The Blackhawks Index is based on fifty-five statistical measures of performance and results of team games (wins, losses and ties) that results in continuous, live statistical values that underpin the value of the Blackhawks Index which is calculated into a trackable and tradable number. The Blackhawks Index is based solely on these statistical factors, and the performance of other professional hockey teams in the National Hockey League® (the “NHL”), or events outside of on-ice performance by the Chicago Blackhawks, will not impact the value of the Blackhawks Index.

The Blackhawks Index has an initial standardized base value of 7,500 before the season and moves up or down based on officially reported statistics from each game, including real-time movement during regular season and postseason play. At the conclusion of the postseason, the Blackhawks Index value resets to 7,500.

The Blackhawks Index is maintained and calculated by FutureSports (the “Index Provider”). The Blackhawks Index methodology is designed to align with the International Organization of Securities Commissions (“IOSCO”) Principles for Financial Benchmarks and supported by published governance, oversight and methodology change procedures. The NHL serves as the official data source for the Blackhawks Index but does not participate in index determination or governance.

The Fund obtains exposure to the Blackhawk Index by investments in futures contracts that reference the Blackhawks Index and that trade on an exchange registered with the Commodity Futures Trading Commission (“Blackhawks Index Futures Contracts”), and cash, cash-like instruments or high quality securities that serve as collateral to the Fund’s investments in Blackhawks Index Futures Contracts (“Collateral Investments”).

Under normal circumstances, the Fund will invest at least 80% of the value of its net assets (plus borrowings for investment purposes) in Blackhawks Index-Linked Instruments. For purposes of this policy, “Blackhawks Index-Linked Instruments” means (i) Blackhawks Index Futures Contracts; (ii) shares of other investment companies registered under the Investment Company Act of 1940 (the “1940 Act”) that invest in similar assets to those in which the Fund may invest (“Other Investment Companies”); (iii) exchange traded options on the Blackhawks Index or shares of Other Investment Companies; and (iv) swap agreement transactions that reference Blackhawks Index Futures Contracts, Other Investment Companies, or the Blackhawks Index. Certain Blackhawks Index-Linked Instruments, such as Other Investment Companies or options thereon, are currently unavailable for investment, though are expected to become available in the future.

The Fund expects to gain investment exposure to the Blackhawks Index by investing a portion of its assets in a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”).

The Fund does not invest directly in prediction markets, event contracts or other instruments that provide exposure to individual sporting event or season-long outcomes or to investments that provide exposure to the financial performance of individual sports teams or leagues. Instead, the Fund seeks to benefit from increases in the price of Blackhawks Index Futures Contracts.

The investment adviser to the Fund and the Subsidiary is Volatility Shares LLC (the “Adviser” or “Volatility Shares”). The Adviser oversees the Fund and implements the day-to-day portfolio management responsibilities for the Fund. In serving as investment adviser to the Fund, the Adviser does not conduct conventional investment research or analysis or forecast market movement or trends.

The Fund is classified as a “non-diversified company” under the 1940 Act. The Fund will not concentrate its investments in securities of issuers in any industry or group of industries, as the term “concentrate” is used in the 1940 Act, except that the Fund may invest more than 25% of its total assets in Blackhawks Index-Linked Instruments.

The Chicago Blackhawks

The Chicago Blackhawks are a professional ice hockey team based in Chicago, Illinois, competing in the Central Division of the NHL’s Western Conference. During the 2025–2026 season, the Blackhawks finished last in the Central Division, ranking 31st in standings points, 31st in goals for, 27th in goals against, and 31st in goal differential. The Blackhawks were founded in 1926 by Chicago coffee tycoon Major Frederic McLaughlin. The Blackhawks are currently owned by the Wirtz family, with Danny Wirtz serving as Chairman since 2023. The team has won six Stanley Cup championships, capturing titles in 1934, 1938, 1961, 2010, 2013, and 2015. Neither the Fund, the Trust, nor the Adviser is affiliated with the Chicago Blackhawks.

Blackhawks Index Futures Contracts

The Fund intends to typically enter into cash-settled Blackhawks Index Futures Contracts as the “buyer,” except as detailed below.

In simplest terms, in a cash-settled futures market the counterparty pays cash to the buyer if the price of a futures contract goes up, and buyer pays cash to the counterparty if the price of the futures contract goes down. In order to maintain its exposure to the Blackhawks Index, the Fund intends to exit its futures contracts as they near expiration and replace them with new futures contracts with a later expiration date. Futures contracts with a longer term to expiration may be priced higher than futures contracts with a shorter term to expiration, a relationship called “contango”. When rolling futures contracts that are in contango the Fund will close its long position by selling the shorter-term contract at a relatively lower price and buying a longer-dated contract at a relatively higher price. The presence of contango will adversely affect the performance of the Fund. Conversely, futures contracts with a longer term to expiration may be priced lower than futures contracts with a shorter term to expiration, a relationship called “backwardation”. When rolling long futures contracts that are in backwardation, the Fund will close its long position by selling the shorter-term contract at a relatively higher price and buying a longer-dated contract at a relatively lower price. The presence of backwardation may positively affect the performance of the Fund. Further, the returns of the Blackhawks Index Futures Contracts may differ from that of the Blackhawks Index due to the divergence in prices or the costs associated with investing in futures contracts, which may negatively impact the Fund’s returns.

The Fund invests in Blackhawks Index Futures Contracts indirectly via the Subsidiary. The Subsidiary and the Fund will have the same investment adviser and investment objective. The Subsidiary will also follow the same general investment policies and restrictions as the Fund. Except as noted herein, for purposes of this Prospectus, references to the Fund’s investment strategies and risks include those of the Subsidiary. The Fund complies with the provisions of the 1940 Act governing investment policies and capital structure and leverage on an aggregate basis with the Subsidiary. Furthermore, the Adviser, as the investment adviser to the Subsidiary, complies with the provisions of the 1940 Act relating to investment advisory contracts as it relates to its advisory agreement with the Subsidiary. The Subsidiary also complies with the provisions of the 1940 Act relating to affiliated transactions and custody. Because the Fund intends to qualify for treatment as a regulated investment company (a “RIC”) under the Internal Revenue Code of 1986 (the “Code”), the size of the Fund’s investment in the Subsidiary will not exceed 25% of the Fund’s total assets at or around each quarter end of the Fund’s fiscal year. In order to qualify as a RIC, the Fund will have to reduce its exposure to its Subsidiary on or around the end of each of the Fund’s fiscal quarter ends. The Fund expects to reduce its exposure to its Subsidiary during these periods by investing in certain other investments as described below. During these periods, the Fund may not achieve its investment objective. At other times of the year, the Fund’s investments in the Subsidiary will significantly exceed 25% of the Fund’s total assets. The Subsidiary’s custodian is U.S. Bank, N.A.

If circumstances occur where market prices for Blackhawks Index Futures Contracts were not readily available, the Fund would fair value its Blackhawks Index Futures Contracts in accordance with its pricing and valuation policy and procedures for fair value determinations. Pursuant to those policies and procedures, the Adviser would consider various factors, such as pricing history; market levels prior to price limits or halts; and supply, demand, and open interest in Blackhawks Index Futures Contracts, among other factors. The Adviser would document its proposed pricing and methodology, detailing the factors that entered into the valuation.

Collateral Investments

The Fund will also invest its assets in Collateral Investments. The Collateral Investments may consist of high-quality securities, which include: (1) U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury; (2) investment companies registered under the 1940 Act that invest in high-quality securities; and/or (3) corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by businesses that are rated investment grade or determined by the Adviser to be of comparable quality. For these purposes, “investment grade” is defined as investments with a rating at the time of purchase in one of the four highest categories of at least one nationally recognized statistical rating organization (e.g., BBB- or higher from S&P Global Ratings or Baa3 or higher from Moody’s Investors Service, Inc.).

The Collateral Investments are designed to provide liquidity, serve as margin, or otherwise collateralize the Subsidiary’s investments in Blackhawks Index-Linked Instruments. The Fund expects that it will primarily invest its assets, and that the Subsidiary will primarily invest its assets, in Collateral Investments that are “securities,” as such term is defined under the 1940 Act.

Other Investments

In order to help the Fund maintain exposure to the Blackhawks Index, maintain its tax status as a RIC on days in and around quarter-end, help the Fund maintain its desired exposure to Blackhawks Index Futures Contracts when it is approaching or has exceeded position limits or accountability levels, or because of liquidity or other constraints, the Fund may invest in the following:

Reverse Repurchase Agreements

The Fund may invest in reverse repurchase agreements which are a form of borrowing in which the Fund sells portfolio securities to financial institutions and agrees to repurchase them at a mutually agreed-upon date and price that is higher than the original sale price, and use the proceeds for investment purchases.

As a result of the Fund repurchasing the securities at a higher price, the Fund will lose money by engaging in reverse repurchase agreement transactions.

As noted above, because the Fund intends to qualify for treatment as a RIC under the Code, the size of the Fund’s investment in the Subsidiary will not exceed 25% of the Fund’s total assets at or around each quarter end of the Fund’s fiscal year (the “Asset Diversification Test”). At other times of the year, the Fund’s investments in the Subsidiary will significantly exceed 25% of the Fund’s total (or gross) assets.

When the Fund seeks to reduce its total assets exposure to the Subsidiary, it may use the short-term Treasury Bills it owns (and purchase additional Treasury Bills as needed) to transact in reverse repurchase agreement transactions, which are ostensibly loans to the Fund. Those loans will increase the gross assets of the Fund, which the Adviser expects will allow the Fund to meet the Asset Diversification Test. When the Fund enters into a reverse repurchase agreement, it will either (i) be consistent with Section 18 of the 1940 Act and maintain asset coverage of at least 300% of the value of the reverse repurchase agreement; or (ii) treat the reverse repurchase agreement transactions as derivative transactions for purposes of Rule 18f-4 under the 1940 Act (“Rule 18f-4”), including as applicable, the value-at-risk based limit on leverage risk.

Other Investment Companies

The Fund may invest in shares of Other Investment Companies, that is, shares of investment companies registered under the 1940 Act that invest in similar assets to those in which the Fund may invest.

Exchange-traded option contracts on shares of Other Investment Companies.

The Fund may invest in exchange-listed option contracts on shares of Other Investment Companies, which invest in similar assets to those in which the Fund may invest. An option is a contract that gives the purchaser of the option, in return for the premium paid, the right to buy shares of an investment company, from the writer of the option (in the case of a call option), or to sell shares of the investment company to the writer of the option (in the case of a put option) at a designated price during the term of the option. The premium paid by the buyer of an option will reflect, among other things, the relationship of the exercise price to the market price and the volatility of the shares of the investment company, the remaining term of the option, supply, demand, interest rates and/or currency exchange rates. The Fund may utilize “American” style options or “European” style options. American style options are exercisable on any date prior to the expiration date of the option contract. In contrast, European style options are exercisable only on the expiration date of the option contract.

Swaps that reference Blackhawks Index Futures Contracts, Other Investment Companies, or the Blackhawks Index.

Swap contracts are transactions entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a swap transaction, the Fund and a counterparty will agree to exchange or “swap” payments based on the change in value of an underlying asset or benchmark. For example, the two parties may agree to exchange the return (or differentials in rates of returns) earned or realized on a particular investment or instrument. In the case of the Fund, the reference asset can be Blackhawks Index Futures Contracts, Other Investment Companies or the Blackhawks Index.

Principal Risks

As with all investments, there are certain risks of investing in the Fund. Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective. An investment in the Fund does not represent a complete investment program. An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, the Adviser or any of their affiliates. You should consider carefully the following risks before investing in the Fund.

Each risk noted below is considered a principal risk of investing in the Fund, regardless of the order in which it appears. The significance of each risk factor below may change over time and you should review each risk factor carefully.

Risks Specific to the Fund’s Investments

Investment Strategy Risk. The Fund, through the Subsidiary, invests primarily in Blackhawks Index Futures Contracts. The Fund does not invest directly in prediction markets, event contracts or other instruments that provide exposure to individual sporting event or season-long outcomes or to investments that provide exposure to the financial performance of individual sports teams or leagues. Instead, the Fund seeks to benefit from increases in the price of Blackhawks Index Futures Contracts. The price of Blackhawks Index Futures Contracts may not be an accurate measure of the Blackhawks Index. Consequently, the Fund may perform differently from the performance of the Blackhawks Index. There can be no guarantee that the performance of Blackhawks Index Futures Contracts will be highly correlated to the performance of the Blackhawks Index. Transaction costs (including the costs associated with futures investing), position limits, the availability of counterparties and other factors may impact the cost and pricing of Blackhawks Index Futures Contracts and decrease the correlation between the performance of Blackhawks Index Futures Contracts and the Blackhawks Index, over short- or long-term periods. In addition, the performance of back-month Blackhawks Index Futures Contracts is likely to differ more significantly from the performance of the Blackhawks Index. To the extent the Fund is invested in back-month Blackhawks Index Futures Contracts, the performance of the Fund should be expected to deviate more significantly from the performance of the Blackhawks Index. Moreover, because the Blackhawks Index is uninvestable, the Fund can only gain exposure through futures contracts and other derivatives, and differences between the prices of those instruments and the levels of the Blackhawks Index may result in the Fund experiencing larger losses or smaller gains than would be implied by changes in the Blackhawks Index alone.

Sports Performance Risk. The Fund’s investment strategy is inherently speculative. The value of Blackhawks Index Futures Contracts is derived from the statistical performance of a single professional sports team as measured by the Blackhawks Index. Successfully investing in Blackhawks Index Futures Contracts requires that the team tracked by the index performs well statistically over the course of a season, an outcome that is inherently uncertain and subject to numerous unpredictable variables, including player health, competitive dynamics, coaching decisions, and random variation in athletic performance. The Blackhawks Index may decline in value, and there can be no assurance that the team tracked by the index will perform at or above the levels implied by the prices of Blackhawks Index Futures Contracts at the time the Fund obtains exposure.

On-Ice Performance and Competitive Results Risk. The Fund’s investment performance is linked to the on-ice statistical performance of a single NHL team during the regular season and, if applicable, the playoffs. The prices of Blackhawks Index Futures Contracts are expected to rise when the team performs well statistically and to fall when the team performs poorly. Competitive results in professional hockey are inherently unpredictable and can be influenced by factors entirely outside the team’s control, including the performance of opposing teams, referee calls, random puck bounces, weather affecting travel, and in-game injuries. A team may enter a season with high expectations based on roster strength, coaching hires, or offseason acquisitions, only to underperform due to chemistry issues, unexpected injuries to key players, player slumps, or tactical mismatches against divisional opponents. The NHL season extends over several months and includes 82 regular season games per team, during which even a strong team may experience prolonged losing streaks that cause material declines in the Blackhawks Index. If the team fails to make the playoffs, the Fund will not benefit from any potential uplift in index value that could accompany postseason success. Conversely, early playoff elimination could cause sharp declines in futures prices if the market had priced in deeper postseason performance. Because the Fund is concentrated in a single NHL team, there is no opportunity to offset poor on-ice performance by gaining exposure to a stronger team or a different sport.

Blackhawks Index Investing Risk. The Fund is indirectly exposed to the risks of the Blackhawks Index through its investments in Blackhawks Index Futures Contracts and other Blackhawks Index-Linked Instruments. The Fund does not invest in the Blackhawks Index, which is an uninvestable index. The performance of the Blackhawks Index will be very different from a portfolio of Blackhawks Index Futures Contracts.

The Blackhawks Index moves up or down based on officially reported statistics from every game, match, or event throughout the regular season and postseason. Positive statistical actions (e.g., goals scored, points earned) add value to the index, while negative actions (e.g., opponent scoring, penalties or setbacks) subtract value. Poor statistical performance by the Chicago Blackhawks could have a significant negative impact on the level of the Blackhawks Index and therefore the value of the Fund. In addition, unlike instruments that are based on tradable reference assets, the Blackhawks Index Futures Contracts and Blackhawks Index-Linked Instruments are tied to an index that is not directly investable and, thus, have settlement prices based on the calculation of that index, not the price of a tradable asset.

Concentrated Single-Team Exposure Risk. The Fund’s investment strategy results in concentrated exposure to a single professional sports team’s statistical performance (i.e., the Chicago Blackhawks) as measured by an index. Unlike diversified funds that spread risk across multiple asset classes, sectors, or issuers, the Fund’s performance is primarily driven by the statistical output of one team over the course of a season. As a result, the Fund is more susceptible to risks affecting that team, including player injuries, suspensions, trades, retirements, coaching changes, front-office turnover, league sanctions, labor disputes, lockouts, or other events that directly or indirectly influence the team’s on-ice statistical performance. This degree of concentration will likely increase volatility in the Fund’s NAV, heighten the likelihood of significant losses over short periods, and cause the Fund’s returns to diverge substantially from those of more diversified investments. Additionally, because the Fund is concentrated in a single team, it is inherently concentrated in a single professional sports league. This subjects the Fund to league-specific risks, including league-wide labor disputes, broad scandal, changes to the structure or rules of the league, or events that cause the cancellation or suspension of games. The Fund has no ability to rotate exposure into a different team, sport, or league in response to adverse developments affecting the team to which it has exposure.

Insider Trading and Information Asymmetry Risk. Unlike securities markets, which are governed by well-established insider trading prohibitions under the Securities Exchange Act of 1934, the legal framework governing trading on the basis of material, non-public information in the context of commodity futures is less developed. While the CFTC has broad anti-manipulation and anti-fraud authority under the Commodity Exchange Act (“CEA”), specific rules and judicial precedent addressing what constitutes improper trading on non-public information in the context of sports-linked futures remain nascent. Certain individuals may possess material, non-public information that could affect the statistical performance of the Blackhawks Index and, consequently, the prices of Blackhawks Index Futures Contracts. Such individuals may include, without limitation, team coaches, players, trainers, team medical staff, front office personnel, referees, officials, league personnel, or sports data providers. For example, undisclosed injuries to key players or undisclosed lineup changes could materially affect the level of the Blackhawks Index. Such persons could trade Blackhawks Index Futures Contracts or Fund Shares to profit from their informational advantage prior to public disclosure. There is no guarantee that exchanges, the CME, or the CFTC will successfully detect and prevent such trading, and the Fund has no means of preventing such individuals from purchasing or selling Fund Shares. The participation of informed insiders in the market for Blackhawks Index Futures Contracts can create adverse selection for other market participants and distort market prices. Because the Fund is concentrated in a single team, the impact of insider trading on the Fund may be more pronounced than in markets with broader diversification.

League Credibility and Sports Integrity Risk. The Blackhawks Index is calculated based on official league statistics derived from the games of a single professional sports team, and the integrity of those games is fundamental to the reliability of the index. Efforts to interfere with the team’s games, including match-fixing, point-shaving, or referee manipulation, could materially affect the statistical data upon which the Blackhawks Index is based, create significant uncertainty regarding index levels, and cause pronounced price volatility in Blackhawks Index Futures Contracts. Confirmed or suspected game interference may also prompt legislative or regulatory responses, including restrictions on sports-linked financial products or emergency rulemaking by the CFTC, that could restrict the listing or trading of Blackhawks Index Futures Contracts. Even widely publicized allegations of interference, absent actual misconduct, could undermine market confidence in the Blackhawks Index and the futures contracts that reference it.

Gaming and State Regulatory Litigation Risk. Exchanges that list sports-linked financial instruments, including Blackhawks Index Futures Contracts, may be subject to legal challenges brought by state attorneys general, state gaming commissions, and other state-level actors asserting that such instruments constitute regulated gambling or gaming activity under state law, notwithstanding that such contracts are listed on a CFTC-regulated exchange. Such proceedings may assert that the listing of sports-linked contracts violates state gaming statutes, requires state gaming or sports wagering licenses, or constitutes an illegal gambling enterprise. These exchanges, and the CFTC in certain court filings, have asserted that the CEA and the CFTC’s exclusive jurisdiction over CFTC-regulated exchanges preempts state gaming regulations. There is no assurance that federal courts will rule in favor of federal preemption, and resolution may require years of litigation and potentially appellate review. An adverse ruling could result in the suspension or cessation of trading in Blackhawks Index Futures Contracts, material operational restrictions, significant financial penalties, or the effective loss of the ability to list sports-linked futures. Any of these outcomes could materially and adversely affect the Fund’s ability to achieve its investment objective and could result in significant losses.

Platform and Distribution Restriction Risk. Broker-dealers, registered investment adviser platforms, wirehouses, and other financial intermediaries may refuse to list, recommend, or permit purchases of Fund Shares through their platforms due to the Fund’s association with sports performance outcomes and the perception that such products are akin to sports wagering, regardless of the Fund’s legal status as a registered investment company under the 1940 Act. Certain intermediaries may permit only unsolicited purchases, prohibit financial advisers from recommending the Fund, or exclude the Fund from model portfolios entirely. These restrictions could limit the Fund’s accessible investor base, constrain assets under management, reduce secondary market liquidity, widen bid-ask spreads, and increase the likelihood that Fund Shares will trade at significant premiums or discounts to net asset value. Even if an intermediary initially permits distribution, it may subsequently restrict access in response to adverse regulatory developments, reputational concerns, or changes in compliance policies. If a significant number of intermediaries refuse to distribute Fund Shares, the Fund may be unable to achieve sufficient scale, which could increase the Fund’s expense ratio, reduce trading volume, and impair the Fund’s ability to operate effectively.

Novel Market Risk. Blackhawks Index Futures Contracts are a novel asset class with limited trading history. The market may not develop the depth, liquidity, or trading efficiency associated with more established futures markets, and its pricing may be influenced by factors unrelated to fundamental assessments of team performance, including speculative activity, behavioral biases, regulatory headlines, or concentrated participation by a limited number of traders. There is limited historical data on which to base expectations regarding future price behavior, volatility patterns, or the costs associated with maintaining exposure, and traditional risk metrics may not accurately capture the risks of investing in this market. There can be no assurance that the market for Blackhawks Index Futures Contracts will achieve or sustain the level of participation, liquidity, and price discovery necessary for the Fund to effectively pursue its investment objective.

Limited Price Discovery and Market Depth Risk. Because Blackhawks Index Futures Contracts are a newly created instrument class, the market may lack the depth, breadth, and participation necessary for reliable price discovery. Traditional commodity futures markets benefit from decades of participation by commercial hedgers, speculators, and arbitrageurs whose activities contribute to efficient pricing. The market for Blackhawks Index Futures Contracts is expected to have few, if any, natural commercial hedgers, and may be dominated by retail speculators, algorithmic traders, or a small number of institutional participants. This concentrated participation could result in prices that do not accurately reflect fair value, wider bid-ask spreads, and elevated intraday price volatility. In thin markets, even modest order flow from the Fund could move prices against the Fund, increasing transaction costs and reducing returns. There can be no assurance that the market for Blackhawks Index Futures Contracts will develop sufficient liquidity over time, and the Fund may be unable to establish or exit positions at prices the Fund considers favorable.

Seasonality and Offseason Risk. The Blackhawks Index resets to a standardized base value prior to the start of each sports season and has a defined life cycle that ends following the postseason. Because the Fund tracks a single team in a single sport, the Fund is tied to that sport’s competitive calendar and has no ability to diversify across sports or rotate into a sport that is in-season when the team’s sport is not. During the playing season, the Blackhawks Index moves in real-time based on officially reported game statistics, and the prices of Blackhawks Index Futures Contracts are expected to reflect both the current index level and market expectations regarding future team performance. During the offseason, however, the Blackhawks Index will not move because no games are being played, and the Fund’s exposure to Blackhawks Index Futures Contracts will behave differently than during the playing season. The Fund anticipates maintaining exposure to Blackhawks Index Futures Contracts during the offseason. Although the underlying index will be static during this period, the prices of Blackhawks Index Futures Contracts may still fluctuate based on market expectations regarding the team’s prospects for the upcoming season, including coaching changes, player trades, draft picks, free agent signings, injury recovery timelines, training camp developments, and other factors that affect the market’s assessment of the team’s likely statistical performance. However, because the index itself is not moving during the offseason, the magnitude of futures price movements may be reduced relative to the playing season, and the relationship between futures prices and the underlying index level may be less predictable. There can be no assurance that the Fund’s offseason futures holdings will appreciate in value, and the Fund may experience losses during the offseason if market sentiment regarding the team’s upcoming season deteriorates. In addition, there can be no assurance that Blackhawks Index Futures Contracts will be available in sufficient volume or at favorable pricing during the offseason or at the start of a new season.

League Discontinuation, Lockout, or Strike Risk. The Fund’s ability to invest in Blackhawks Index Futures Contracts depends on the continued operation of the NHL and the playing of scheduled games. Labor disputes between the NHL and its players’ union could result in a lockout or strike that suspends or cancels all or a significant portion of a season. The NHL has previously experienced work stoppages, including a full-season cancellation in 2004-2005. During any such period, no games would be played, the Blackhawks Index would not generate data, and trading in Blackhawks Index Futures Contracts could be suspended or severely impaired. The Fund would be unable to pursue its investment strategy during such a period, may be forced to liquidate positions at disadvantageous prices, and could experience substantial losses. Even after a labor dispute is resolved, the shortened or restructured season could materially change the statistical patterns underlying the index methodology. In addition, force majeure events such as a pandemic, natural disaster, or other circumstances beyond the control of the league could cause widespread game cancellations or delays. There can be no assurance that the league will not experience a work stoppage or other extended interruption during the Fund’s investment period, or that the Fund will be able to recover any losses incurred as a result of such events.

Index Provider and Data Dependency Risk. The Blackhawks Index is maintained and calculated by a single Index Provider, FutureSports. If the Index Provider were to experience operational failures, cease operations, lose its data feed from the applicable sports league, experience a cybersecurity breach, or otherwise become unable to calculate the Blackhawks Index, Blackhawks Index Futures Contracts may have no reliable reference value, which could materially and adversely affect the value of the Fund. In addition, the Blackhawks Index is calculated solely on the basis of officially reported statistics from a single sports league. The league serves as the data source but does not participate in index determination or governance. If the league were to report incorrect statistics, issue post-game corrections, change how it reports or categorizes statistics, delay reporting, or discontinue the provision of data to the Index Provider, the settlement prices of Blackhawks Index Futures Contracts could be based on erroneous or incomplete data. Furthermore, the Index Provider controls the methodology by which official statistics are translated into index points. If the Index Provider amends or discontinues its methodology, the behavior of the Blackhawks Index could change materially and the futures market may not immediately price in such changes. The Blackhawks Index is calculated in real-time while games are being played, which introduces latency, data-feed, and computational risks that differ from those associated with traditional financial indexes.

Trading Hours and Sporting Event Timing Risk. NHL games may occur during evening hours, on weekends, and on holidays when the Exchange is closed and when the market for Blackhawks Index Futures Contracts may have limited or no trading activity. Because the Blackhawks Index moves in real-time while games are being played, material index movements may occur during periods when investors are unable to buy or sell Shares or when Blackhawks Index Futures Contracts are not actively trading. As a result, the opening price of Shares and the prices of Blackhawks Index Futures Contracts on the next trading session may differ significantly from the prior session’s closing prices, potentially resulting in large gaps at the open. Shareholders may not be able to sell their Shares until after such a gap has been fully realized, resulting in an inability to mitigate losses in a declining market.

Futures Contracts Risk. Risks of futures contracts include: (i) an imperfect correlation between the value of the futures contract and the underlying asset; (ii) possible lack of a liquid secondary market; (iii) the inability to close a futures contract when desired; (iv) losses caused by unanticipated market movements, which may be unlimited; (v) an obligation for the Fund to make daily cash payments to maintain its required margin, particularly at times when the Fund may have insufficient cash; and (vi) unfavorable execution prices from rapid selling. Unlike equities, which typically entitle the holder to a continuing stake in a corporation, futures contracts normally specify a certain date for settlement in cash based on the reference asset. As the futures contracts approach expiration, they may be replaced by similar contracts that have a later expiration. This process is referred to as “rolling.” If the market for these contracts is in “contango,” meaning that the prices of futures contracts in the nearer months are lower than the price of contracts in the distant months, the sale of the near-term month contract would be at a lower price than the longer-term contract, resulting in a cost to “roll” the futures contract. The actual realization of a potential roll cost will be dependent upon the difference in price of the near and distant contract. Because the margin requirement for futures contracts is less than the value of the assets underlying the futures contract, futures trading involves a degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 40% of the value of the futures contract is deposited as margin, a subsequent 20% decrease in the value of the futures contract would result in a loss of half of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A decrease in excess of 40% would result in a loss exceeding the original margin deposit, if the futures contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount initially invested in the futures contract. However, the Fund would presumably have sustained comparable losses if, instead of investing in the futures contract, it had invested in the underlying financial instrument and sold it after the decline. Further, if the market for Blackhawks Index Futures Contracts is in a period of contango, if the performance of the Blackhawks Index and the price of Blackhawks Index Futures Contracts were to decline, the Fund would experience the negative impact of contango. The impact of backwardation or contango may lead to the returns of the Fund to vary significantly from the total return of other price references. Additionally, in the event of a prolonged period of contango, and absent the impact of rising or falling pricing in the Blackhawks Index, this could have a significant negative impact on the Fund’s NAV and total return.

Position Limits and Price Limits

The CFTC and various exchanges on which Blackhawks Index Futures Contracts trade have established position limits and price limits for Blackhawks Index Futures Contracts. Position limit regulation and price limit regulation serve distinct purposes and are regulated differently.

Position limits are designed to prevent excessive speculation that could cause sudden or unreasonable fluctuations in the price of a commodity. They limit the maximum number of contracts a person or entity can hold in a particular commodity.

Price limits are mechanisms to maintain orderly markets by restricting the price range within which futures contracts can trade during a trading session. They prevent extreme price movements that could disrupt market stability. Price limits are typically set as a percentage of the previous day's settlement price. When price limits are hit, trading may be halted or expanded depending on the product and regulatory rules. Unlike position limits, price limits do not restrict the number of contracts a trader can hold but rather the price at which those contracts can be traded. When a price limit is hit, the market for Blackhawks Index Futures Contracts may temporarily halt until price limits can be expanded or trading may be stopped for the day.

If the Fund is unable to buy or sell Blackhawks Index Futures Contracts as a result of position limits being hit or price limits that result in a halted or closed market—or for other reasons including limited liquidity in the market for Blackhawks Index Futures Contracts, a disruption to the market for Blackhawks Index Futures Contracts, or as a result of margin requirements, accountability levels, or other limitations imposed by the Fund’s futures commission merchants (“FCMs”), the listing exchanges, or the CFTC—the Adviser would take such action as it believes appropriate and in the best interest of the Fund in consideration of the facts and circumstances at such time, including: (i) investing in Blackhawks Index-Linked Instruments that are not Blackhawks Index Futures Contracts; (ii) requiring that authorized participants purchase and redeem in large blocks of shares called “Creation Units” through an exchange for related position (EFRP) method rather than in cash; (iii) applying increased authorized participant variable transaction fees for purchases or redemptions of Creation Units made in cash; or (iv) de-levering the Fund, relative to its investment objective, by an amount reflecting prevailing price limits. In addition, the Fund generally may suspend the issuance of Creation Units only for a limited time and only due to extraordinary circumstances, such as when the markets on which the ETF’s portfolio holdings are traded are closed for a limited period of time; that is to say, when the Fund is unable to increase its exposure to underlying assets.

Cost of Futures Investment Risk. When a Blackhawks Index Futures Contract is nearing expiration, the Fund will generally sell it and use the proceeds to buy a Blackhawks Index Futures Contract with a later expiration date. This is commonly referred to as “rolling”.

If the Fund rolls Blackhawks Index Futures Contracts that are in contango, the Fund would sell a lower priced, expiring contract and purchase a higher priced, longer-dated contract. The price difference between the expiring contract and longer-dated contract associated with rolling Blackhawks Index Futures Contracts is typically substantially higher than the price difference associated with rolling other futures contracts. Contango in the market for Blackhawks Index Futures Contracts may have a significant adverse impact on the performance of the Fund and may cause Blackhawks Index Futures Contracts and the Fund to underperform the Blackhawks Index. Both contango and backwardation would reduce the Fund’s correlation to the Blackhawks Index and may limit or prevent the Fund from achieving its investment objective. The impact of both contango and backwardation may also be greater to the extent the Fund invests in back-month Blackhawks Index Futures Contracts.

Investment Capacity Risk. If the Fund’s ability to obtain exposure to Blackhawks Index Futures Contracts consistent with its investment objective is disrupted for any reason, including but not limited to, limited liquidity in the market for Blackhawks Index Futures Contracts, a disruption to the market for Blackhawks Index Futures Contracts, or as a result of margin requirements or position limits imposed by the Fund’s FCMs, the CME, or the CFTC, and the Fund could not otherwise meet its investment objective through the use of other investments discussed above, the Fund would not be able to achieve its investment objective and may experience significant losses.

Liquidity Risk. The market for the Blackhawks Index Futures Contracts may be subject to periods of illiquidity. During such times it may be difficult or impossible to buy or sell a position at the desired price. Market disruptions or volatility can also make it difficult to find a counterparty willing to transact at a reasonable price and sufficient size. Illiquid markets may cause losses, which could be significant. Large positions also increase the risk of illiquidity, which may make the Fund’s positions more difficult to liquidate, and increase the losses incurred while trying to do so.

Derivatives Risk. In addition to Blackhawks Index Futures Contracts, the Fund may obtain exposure through the following other derivatives: (1) exchange traded options on Other Investment Companies and/or (2) swap agreement transactions that reference Blackhawks Index Futures Contracts, Other Investment Companies, or the Blackhawks Index.

Investing in derivatives may be considered aggressive and may expose the Fund to risks different from, or possibly greater than, the risks associated with investing directly in the reference asset(s) underlying the derivative (e.g., the securities or commodities contained in the Fund). The use of derivatives may result in larger losses or smaller gains than directly investing in securities or commodities. The risks of using derivatives include: (1) the risk that there may be imperfect correlation between the price of the financial instruments and movements in the prices of the reference asset(s); (2) the risk that an instrument is mispriced; (3) credit or counterparty risk on the amount a Fund expects to receive from a counterparty; (4) the risk that securities prices, interest rates and currency markets will move adversely and a Fund will incur significant losses; (5) the risk that the cost of holding a financial instrument might exceed its total return; and (6) the possible absence of a liquid secondary market for a particular instrument and possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to adjust a Fund’s position in a particular instrument when desired. Each of these factors may prevent a Fund from achieving its investment objective and may increase the volatility (i.e., fluctuations) of the Fund’s returns. Because derivatives often require limited initial investment, the use of derivatives also may expose a Fund to losses in excess of those amounts initially invested.

The performance of any Blackhawks Index-Linked Instrument may not track the performance of its underlying benchmark due to embedded costs and other factors. Thus, to the extent the Fund invests in swaps that use a Blackhawks Index-Linked Instrument as the reference asset, the Fund may be subject to greater correlation risk and may not achieve as high a degree of correlation with its investment objective than if the Fund only used Blackhawks Index Futures Contracts.

Swap Agreements Risk. The Fund may enter into cash-settled swaps and other derivatives to gain exposure to an underlying asset without actually purchasing such asset. Swaps are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on a particular pre-determined interest rate, commodity, security, indexes, or other assets or measurable indicators. The primary risks associated with the use of swaps are mispricing or improper valuation, imperfect correlation between movements in the notional amount and the price of the underlying investments, and the failure of a counterparty to perform. If a counterparty’s creditworthiness for an over-the-counter swap declines, the value of the swap would likely decline. Moreover, there is no guarantee that the Fund could eliminate its exposure under an outstanding swap by entering into an offsetting swap with the same or another party. In addition, the Fund may use a combination of swaps on an underlying index.

Options Risk. The Fund may purchase exchange-traded options that reference shares of Other Investment Companies. Transactions in options generally require less capital than equivalent stock transactions. They may return smaller dollar figures but a potentially greater percentage of the investment than equivalent stock transactions. The potential profit is limited to the premium received for the contract. The potential loss can be unlimited. While leverage means the percentage returns can be significant, the amount of cash required is smaller than equivalent stock transactions. It is possible to lose the entire principal invested, and sometimes more. As an options holder, a Fund risks the entire amount of the premium it pays. But as an options writer, it takes on a much higher level of risk. For example, if the Fund writes an uncovered call, it faces unlimited potential loss, since there is no cap on how high a stock price can rise. When buying options, a Fund risks losing the premium paid, plus commissions and fees.

Reverse Repurchase Agreements Risk. The Fund may invest in reverse repurchase agreements. Reverse repurchase agreements are transactions in which the Fund sells portfolio securities to financial institutions such as banks and broker-dealers, and agrees to repurchase them at a mutually agreed-upon date and price which is higher than the original sale price. Reverse repurchase agreements are a form of leverage and the use of reverse repurchase agreements by the Fund may increase the Fund’s volatility. The Fund incurs costs, including interest expenses, in connection with the opening and closing of reverse repurchase agreements that will be borne by the shareholders.

Reverse repurchase agreements are also subject to the risk that the other party to the reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Fund. In situations where the Fund is required to post collateral with a counterparty, the counterparty may fail to segregate the collateral or may commingle the collateral with the counterparty’s own assets. As a result, in the event of the counterparty’s bankruptcy or insolvency, the Fund’s collateral may be subject to the conflicting claims of the counterparty’s creditors, and the Fund may be exposed to the risk of a court treating the Fund as a general unsecured creditor of the counterparty, rather than as the owner of the collateral. There can be no assurance that a counterparty will not default and that the Fund will not sustain a loss on a transaction as a result.

Reverse repurchase agreements also involve the risk that the market value of the securities sold by the Fund may decline below the price at which it is obligated to repurchase the securities. In addition, when the Fund invests the proceeds it receives in a reverse repurchase transaction, there is a risk that those investments may decline in value. In this circumstance, the Fund could be required to sell other investments in order to meet its obligations to repurchase the securities.

Risks Related to Investing in Other Investment Companies. The Fund may invest in long or short positions in Other Investment Companies (i.e., investment companies registered under the 1940 Act that invest in similar assets to those in which the Fund may invest). Investing in Other Investment Companies may involve duplication of advisory or management fees and certain other expenses. By investing in Other Investment Companies, the Fund becomes a shareholder of that Other Investment Company. As a result, Fund shareholders indirectly bear the Fund’s proportionate share of the fees and expenses paid by shareholders of the Other Investment Company, in addition to the fees and expenses Fund shareholders bear in connection with the Fund’s own operations. As a shareholder, the Fund must rely on the Other Investment Company to achieve its investment objective. The Fund’s performance may be magnified positively or negatively by virtue of its investment in the Other Investment Company. If the Other Investment Company fails to achieve its investment objective, the value of the Fund’s investment could decline, thus affecting the Fund’s performance. In addition, because certain Other Investment Company shares are listed on national stock exchanges and are traded like stocks on an exchange, their shares potentially may trade at a discount or a premium. Investments in such shares may be subject to brokerage and other trading costs, which could result in greater expenses to the Fund. Finally, because the value of certain Other Investment Company shares may depend on the demand in the market, the Adviser may not be able to liquidate the Fund’s holdings in those shares at the most optimal time, adversely affecting the Fund’s performance.

Collateral Investments Risk. The Fund’s use of Collateral Investments may include obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities, including bills, notes and bonds issued by the U.S. Treasury, investment companies registered under the 1940 Act that invest in high-quality securities and corporate debt securities, such as commercial paper.

Some securities issued or guaranteed by federal agencies and U.S. Government-sponsored instrumentalities may not be backed by the full faith and credit of the United States, in which case the investor must look principally to the agency or instrumentality issuing or guaranteeing the security for ultimate repayment, and may not be able to assert a claim against the United States itself in the event that the agency or instrumentality does not meet its commitment. The U.S. Government, its agencies and instrumentalities do not guarantee the market value of their securities, and consequently, the value of such securities may fluctuate. Although the Fund may hold securities that carry U.S. Government guarantees, these guarantees do not extend to the Shares.

Investment companies that invest in high-quality securities are subject to management fees and other expenses. Therefore, investments in these funds will cause the Fund to bear indirectly a proportional share of the fees and costs of the funds in which it invests. At the same time, the Fund will continue to pay its own management fees and expenses with respect to all of its assets, including any portion invested in the shares of such fund. It is possible to lose money by investing in investment companies that invest in high-quality securities.

Corporate debt securities such as commercial paper generally are short-term unsecured promissory notes issued by businesses. Corporate debt may carry variable or floating rates of interest. Corporate debt securities carry both credit risk and interest rate risk. Credit risk is the risk that the Fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it is due.

Asset Concentration Risk. Since the Fund may take concentrated positions in Blackhawks Index Futures Contracts, the Fund’s performance may be hurt disproportionately and significantly by the poor performance of those positions to which it has significant exposure. Asset concentration makes the Fund more susceptible to any single occurrence affecting the underlying positions and may subject the Fund to greater market risk than more diversified funds.

Counterparty Risk. The Fund will be subject to credit risk (i.e., the risk that a counterparty is unwilling or unable to make timely payments or otherwise meet its contractual obligations) with respect to the amount the Fund expects to receive from counterparties to: Blackhawks Index Futures Contracts; reverse repurchase agreements; swaps on Blackhawks Index Futures Contracts, Other Investment Companies, or the Blackhawks Index.

The Fund may be negatively impacted if a counterparty becomes bankrupt or otherwise fails to perform its obligations under such an agreement. The Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding and the Fund may obtain only limited recovery or may obtain no recovery in such circumstances. In order to attempt to mitigate potential counterparty credit risk, the Fund typically enters into transactions with major financial institutions.

The counterparty to an exchange-traded futures contract is subject to the credit risk of the clearing house and the FCM through which it holds its position. Specifically, the FCM or the clearing house could fail to perform its obligations, causing significant losses to the Fund. For example, the Fund could lose margin payments it has deposited with an FCM as well as any gains owed but not paid to the Fund, if the FCM or clearing house becomes insolvent or otherwise fails to perform its obligations. Credit risk of market participants with respect to derivatives that are centrally cleared is concentrated in a few clearing houses and it is not clear how an insolvency proceeding of a clearing house would be conducted and what impact an insolvency of a clearing house would have on the financial system. Under current CFTC regulations, a FCM maintains customers’ assets in a bulk segregated account. If a FCM fails to do so, or is unable to satisfy a substantial deficit in a customer account, its other customers may be subject to risk of loss of their funds in the event of that FCM’s bankruptcy. In that event, in the case of futures, the FCM’s customers are entitled to recover, even in respect of property specifically traceable to them, only a proportional share of all property available for distribution to all of that FCM’s customers. In addition, if the FCM does not comply with the applicable regulations, or in the event of a fraud or misappropriation of customer assets by the FCM, the Fund could have only an unsecured creditor claim in an insolvency of the FCM with respect to the margin held by the FCM. FCMs are also required to transfer to the clearing house the amount of margin required by the clearing house, which amount is generally held in an omnibus account at the clearing house for all customers of the FCM. In addition, the Fund may enter into futures contracts and repurchase agreements with a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. The Fund does not specifically limit its counterparty risk with respect to any single counterparty.

Further, there is a risk that no suitable counterparties are willing to enter into reverse repurchase agreements with the Fund, or continue to enter into, reverse repurchase agreement transactions with the Fund and, as a result, the Fund may not be able to achieve its investment objective. There is also the risk that the Fund may not be able to engage in reverse repurchase agreement transactions because suitable counterparties refuse to enter into transactions with the Fund. Contractual provisions and applicable law may prevent or delay the Fund from exercising its rights to terminate an investment or transaction with a financial institution experiencing financial difficulties, or to realize on collateral, and another institution may be substituted for that financial institution without the consent of the Fund. If the credit rating of a counterparty to a futures contract and/or repurchase agreement declines, the Fund may nonetheless choose or be required to keep existing transactions in place with the counterparty, in which event the Fund would be subject to any increased credit risk associated with those transactions. Also, in the event of a counterparty’s (or its affiliate’s) insolvency, the possibility exists that the Fund’s ability to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral, could be stayed or eliminated under special resolution regimes adopted in the United States, the European Union and various other jurisdictions. Such regimes provide government authorities with broad authority to intervene when a financial institution is experiencing financial difficulty. In particular, the regulatory authorities could reduce, eliminate, or convert to equity the liabilities to the Fund of a counterparty who is subject to such proceedings in the European Union (sometimes referred to as a “bail in”).

Credit Risk. An issuer or other obligated party of a debt security may be unable or unwilling to make dividend, interest and/or principal payments when due. In addition, the value of a debt security may decline because of concerns about the issuer’s ability or unwillingness to make such payments.

Debt Securities Risk. Investments in debt securities subject the holder to the credit risk of the issuer. Credit risk refers to the possibility that the issuer or other obligor of a security will not be able or willing to make payments of interest and principal when due. Generally, the value of debt securities will change inversely with changes in interest rates. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. During periods of falling interest rates, the income received by the Fund may decline. If the principal on a debt security is prepaid before expected, the prepayments of principal may have to be reinvested in obligations paying interest at lower rates. Debt securities generally do not trade on a securities exchange making them generally less liquid and more difficult to value than common stock.

Interest Rate Risk. Interest rate risk is the risk that the value of the debt securities in the Fund’s portfolio will decline because of rising market interest rates. Interest rate risk is generally lower for shorter term debt securities and higher for longer-term debt securities. Duration is a reasonably accurate measure of a debt security’s price sensitivity to changes in interest rates and a common measure of interest rate risk. Duration measures a debt security’s expected life on a present value basis, taking into account the debt security’s yield, interest payments and final maturity. In general, duration represents the expected percentage change in the value of a security for an immediate 1% change in interest rates. For example, the price of a debt security with a three-year duration would be expected to drop by approximately 3% in response to a 1% increase in interest rates. Therefore, prices of debt securities with shorter durations tend to be less sensitive to interest rate changes than debt securities with longer durations. As the value of a debt security changes over time, so will its duration.

Clearing Broker Risk. The Fund’s investments in exchange-traded futures contracts expose it to the risks of a clearing broker (or a FCM). Under current regulations, a clearing broker or FCM maintains customers’ assets in a bulk segregated account. There is a risk that Fund assets deposited with the clearing broker to serve as margin may be used to satisfy the broker’s own obligations or the losses of the broker’s other clients. In the event of default, the Fund could experience lengthy delays in recovering some or all of its assets and may not see any recovery at all. Furthermore, the Fund is subject to the risk that no FCM is willing or able to clear the Fund’s transactions or maintain the Fund’s assets. If the Fund’s FCMs are unable or unwilling to clear the Fund’s transactions, or if the FCM refuses to maintain the Fund’s assets, the Fund will be unable to have its orders for Blackhawks Index Futures Contracts fulfilled or assets custodied. In such a circumstance, the performance of the Fund will likely deviate from the performance of changes in the Blackhawks Index and may result in the proportion of Blackhawks Index Futures Contracts in the Fund’s portfolio relative to the total assets of the Fund to decrease.

Non-Diversification Risk. The Fund is classified as a “non-diversified company” under the 1940 Act. As a result, the Fund is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by the diversification requirements imposed by the Code. The Fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly invested in certain issuers.

Risks Related to the Management of the Fund

Active Management Risk. The Fund is actively managed, and its performance reflects investment decisions that the Adviser makes for the Fund. Such judgments about the Fund’s investments may prove to be incorrect. If the investments selected and the strategies employed by the Fund fail to produce the intended results, the Fund could underperform as compared to other funds with similar investment objectives and/or strategies, or could have negative returns.

Frequent Trading Risk. The Fund regularly purchases and subsequently sells (i.e., “rolls”) individual futures contracts throughout the year so as to maintain a fully invested position. As the contracts near their expiration dates, the Fund rolls them over into new contracts. This frequent trading of contracts may increase the amount of commissions or mark-ups to broker-dealers that the Fund pays when it buys and sells contracts, which may detract from the Fund’s performance. High portfolio turnover may result in the Fund paying higher levels of transaction costs and may generate greater tax liabilities for shareholders. Frequent trading risk may cause the Fund’s performance to be less than expected.

Rebalancing Risk. If for any reason the Fund is unable to rebalance all or a portion of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund may be over- or under-exposed to the returns of the Blackhawks Index. Additionally, because the market for Blackhawks Index Futures Contracts is nascent and may be thinly traded, the Fund’s own trading activity, including purchases, sales, and rolling of contracts, could materially influence the prices of Blackhawks Index Futures Contracts. If the Fund represents a significant portion of the open interest or trading volume, its activity could move prices against it, resulting in higher costs and reduced returns. If other market participants anticipate the Fund’s trading patterns, they may engage in front-running or other anticipatory trading strategies that further increase the Fund’s transaction costs. The trading activity associated with such transactions will contribute to the existing trading volume on the underlying futures contracts and may adversely affect the market price of such underlying futures contracts.

Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or systems failures. The Fund and the Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

Valuation Risk. The Fund or the Subsidiary may hold securities or other assets that may be valued on the basis of factors other than market quotations. This may occur because the asset or security does not trade on a centralized exchange, or in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” assets or securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, there is no assurance that the Fund or the Subsidiary could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund or the Subsidiary would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund or the Subsidiary at that time. The Fund’s ability to value investments may be impacted by technological issues or errors by pricing services or other third-party service providers.

New Fund Risk. As of the date of this prospectus, the Fund has no operating history and currently has fewer assets than larger funds. Like other new funds, large inflows and outflows may impact the Fund’s market exposure for limited periods of time. This impact may be positive or negative, depending on the direction of market movement during the period effected.

Risks Related to Trading of Shares

Trading Issues Risk. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. The Fund may have difficulty maintaining its listing on the Exchange in the event the Fund’s assets are small, the Fund does not have enough shareholders, or if the Fund is unable to proceed with creation and/or redemption orders.

Authorized Participant Concentration Risk. Only an “authorized participant” or “AP” (i.e., broker-dealers and large institutional investors that have entered into participation agreement with the Fund) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that act as APs on an agency basis (i.e. on behalf of other market participants). To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem, in either of these cases, Shares may trade at a discount to the Fund’s net asset value and possibly face delisting.

Market Maker Risk. If the Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of Shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s net asset value and the price at which the Shares are trading on the Exchange, which could result in a decrease in value of the Shares. In addition, decisions by market makers or APs to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Shares trading at a discount to net asset value and also in greater than normal intra-day bid-ask spreads for Shares.

Premium/Discount Risk. The market price of the Fund’s Shares will generally fluctuate in accordance with changes in the Fund’s net asset value as well as the relative supply of and demand for Shares on the Exchange. The Fund’s market price may deviate from the value of the Fund’s underlying portfolio holdings, particularly in time of market stress, with the result that investors may pay more or receive less than the underlying value of the Shares bought or sold. The Adviser cannot predict whether Shares will trade below, at, or above their net asset value because the Shares trade on the Exchange at market prices and not at net asset value. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related, but not identical, to the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. However, given that Shares can only be purchased and redeemed in Creation Units, and only to and from broker-dealers and large institutional investors that have entered into participation agreements (unlike shares of closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset value), the Adviser believes that large discounts or premiums to the net asset value of Shares should not be sustained. In addition, because the Fund provides exposure to the statistical performance of a single professional sports team, demand for Shares may be influenced by fan loyalty, emotional attachment, and team-related sentiment rather than by rational assessments of the Fund’s expected risk-adjusted returns. These demand patterns could increase intraday volatility in Fund Shares, widen bid-ask spreads, and result in investors purchasing or selling Shares at prices that do not reflect the Fund’s underlying NAV. During stressed market conditions, the market for the Fund’s Shares may become less liquid in response to deteriorating liquidity in the market for the Fund’s underlying portfolio holdings, which could in turn lead to differences between the market price of the Fund’s Shares and their net asset value. This can be reflected as a spread between the bid and ask prices for the Fund quoted during the day or a premium or discount in the closing price from the Fund’s NAV.

Active Market Risk. Although the Shares are listed for trading on the Exchange, there can be no assurance that an active trading market for the Shares will develop or be maintained. Shares trade on the Exchange at market prices that may be below, at or above the Fund’s net asset value. Securities, including the Shares, are subject to market fluctuations and liquidity constraints that may be caused by such factors as economic, political, or regulatory developments, changes in interest rates, and/or perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments.

Cash Transaction Risk. Most ETFs generally make in-kind redemptions to avoid being taxed at the fund level on gains on the distributed portfolio securities. However, unlike most ETFs, the Fund currently intends to effect some or all redemptions for cash, rather than in-kind, because of the nature of the Fund’s investments. The Fund may be required to sell portfolio securities to obtain the cash needed to distribute redemption proceeds, which involves transaction costs that the Fund may not have incurred had it effected redemptions entirely in kind. These costs may include brokerage costs and/or taxable gains or losses, which may be imposed on the Fund and decrease the Fund’s NAV to the extent such costs are not offset by a transaction fee payable to an AP. If the Fund recognizes gain on these sales, this generally will cause the Fund to recognize gain it might not otherwise have recognized if it were to distribute portfolio securities in-kind, or to recognize such gain sooner than would otherwise be required. This may decrease the tax efficiency of the Fund compared to ETFs that utilize an in-kind redemption process, and there may be a substantial difference in the after-tax rate of return between the Fund and other ETFs.

Risks Related to Regulation, External Factors, and Federal Income Tax Consequences

Tax Risk. The Fund intends to elect and to qualify each year to be treated as a RIC under Subchapter M of the Code. As a RIC, the Fund will not be subject to U.S. federal income tax on the portion of its net investment income and net capital gain that it distributes to shareholders, provided that it satisfies certain requirements of the Code. If the Fund does not qualify as a RIC for any taxable year and certain relief provisions are not available, the Fund’s taxable income will be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed. Additionally, buying securities shortly before the record date for a taxable dividend or capital gain distribution is commonly known as “buying the dividend.” In the event a shareholder purchases Shares shortly before such a distribution, the entire distribution may be taxable to the shareholder even though a portion of the distribution effectively represents a return of the purchase price. To comply with the asset diversification test applicable to a RIC, the Fund will limit its investments in the Subsidiary to 25% of the Fund’s total assets at the end of each tax quarter. The investment strategy of the Fund will cause the Fund to hold substantially more than 25% of the Fund’s total assets in investments in the Subsidiary the majority of the time. The Fund intends to manage the exposure to the Subsidiary so that the Fund’s investments in the Subsidiary do not exceed 25% of the total assets at the end of any tax quarter. If the Fund’s investments in the Subsidiary were to exceed 25% of the Fund’s total assets at the end of a tax quarter, the Fund, generally, has a grace period to cure such lack of compliance. If the Fund fails to timely cure, it may no longer be eligible to be treated as a RIC.

Because Blackhawks Index Futures Contracts produce non-qualifying income for purposes of qualifying as a RIC, the Fund makes its investments in Blackhawks Index Futures Contracts through the Subsidiary. The Fund intends to treat any income it may derive from the futures contracts received by the Subsidiary as “qualifying income” under the provisions of the Code applicable to RICs. The IRS has issued PLRs provided to third parties not associated with the Fund or its affiliates (which only those parties may rely on as precedent) concluding that similar arrangements resulted in qualifying income. Many of such PLRs have now been revoked by the IRS. In March of 2019, the Internal Revenue Service published Regulations that concluded that income from a corporation similar to the Subsidiary would be qualifying income, if the income is related to the Fund’s business of investing in stocks or securities. Although the Regulations do not require distributions from the Subsidiary, the Fund intends to cause the Subsidiary to make distributions that would allow the Fund to make timely distributions to its shareholders. The Fund generally will be required to include in its own taxable income the income of the Subsidiary for a tax year, regardless of whether the Fund receives a distribution of the Subsidiary’s income in that tax year, and this income would nevertheless be subject to the distribution requirement for qualification as a RIC and would be taken into account for purposes of the 4% excise tax.

If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions.

Subsidiary Regulatory Investment Risk. Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary are organized, respectively, could result in the inability of the Fund to operate as intended and could negatively affect the Fund and its shareholders. The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. However, as the Subsidiary is wholly-owned by the Fund, and the investors of the Fund will have the investor protections of the 1940 Act, the Fund as a whole—including the Subsidiary—will provide investors with 1940 Act protections.

Commodity Regulatory Risk. The Fund’s use of commodity futures subject to regulation by the CFTC has caused the Fund to be classified as a “commodity pool” and this designation requires that the Fund comply with CFTC rules, which may impose additional regulatory requirements and compliance obligations. The Fund’s investment decisions may need to be modified, and commodity contract positions held by the Fund may have to be liquidated at disadvantageous times or prices, to avoid exceeding any applicable position limits established by the CFTC, potentially subjecting the Fund to substantial losses. The regulation of commodity transactions in the United States is subject to ongoing modification by government, self-regulatory and judicial action. The effect of any future regulatory change with respect to any aspect of the Fund is impossible to predict, but could be substantial and adverse to the Fund.

Regulatory Risk. The regulatory framework governing sports-linked financial instruments is evolving and subject to significant uncertainty. Blackhawks Index Futures Contracts are a novel instrument class for which there is limited regulatory precedent. The CFTC has broad discretionary authority to determine whether particular contracts are consistent with the public interest, including authority to disapprove or direct an exchange to delist contracts that the CFTC determines involve gaming, are unlawful, or otherwise run contrary to the purposes of the CEA. The CFTC has recently proposed amendments to its rules concerning event contracts, commonly referred to as prediction markets, to specify which contracts may be determined contrary to the public interest and therefore may not be listed for trading or accepted for clearing on or through a CFTC-regulated entity. The CFTC or the listing exchange could, at any time and without advance notice, impose new conditions, margin or position-limit requirements, reporting obligations, trading halts, settlement adjustments, or delisting actions. Any such changes could, among other things; (i) impair the Fund’s ability to establish, maintain, or close positions; (ii) require the Fund to liquidate positions at disadvantageous prices; (iii) alter the economic characteristics on which the Fund relies; or (iv) render the Fund’s principal investment strategy impractical. In addition, future legislative, judicial, or administrative developments could retroactively affect the permissibility, settlement mechanics, or availability of Blackhawks Index Futures Contracts. These developments may occur abruptly and may not provide mechanisms for investor recourse or for the orderly unwind of positions. There can be no assurance that the regulatory environment for sports-linked financial instruments will remain stable or favorable.

Cyber Security Risk. The Fund is susceptible to operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding, but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the Fund’s third-party service providers, such as its administrator, transfer agent, or custodian, as applicable, or issuers in which the Fund invests, can also subject the Fund to many of the same risks associated with direct cyber security breaches. While the Fund has established business continuity plans and risk management systems designed to reduce the risks associated with cyber security, there are inherent limitations in such plans and systems. Additionally, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third-party service providers.

Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics (for example, the novel coronavirus COVID-19), have been and can be highly disruptive to economies and markets and have recently led, and may continue to lead, to increased market volatility and significant market losses. Such natural disaster and health crises could exacerbate political, social, and economic risks, and result in significant breakdowns, delays, shutdowns, social isolation, and other disruptions to important global, local and regional supply chains affected, with potential corresponding results on the operating performance of the Fund and its investments. A climate of uncertainty and panic, including the contagion of infectious viruses or diseases, may adversely affect global, regional, and local economies and reduce the availability of potential investment opportunities, and increases the difficulty of performing due diligence and modeling market conditions, potentially reducing the accuracy of financial projections. Under these circumstances, the Fund may have difficulty achieving its investment objectives which may adversely impact Fund performance. Further, such events can be highly disruptive to economies and markets, significantly disrupt the operations of individual companies (including, but not limited to, the Fund’s investment advisor, third party service providers, and counterparties), sectors, industries, markets, securities and commodity exchanges, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. These factors can cause substantial market volatility, exchange trading suspensions and closures, changes in the availability of and the margin requirements for certain instruments, and can impact the ability of the Fund to complete redemptions and otherwise affect Fund performance and Fund trading in the secondary market. A widespread crisis would also affect the global economy in ways that cannot necessarily be foreseen. How long such events will last and whether they will continue or recur cannot be predicted. Impacts from these could have a significant impact on the Fund’s performance, resulting in losses to your investment.

Performance

As of the date of this prospectus, the Fund has not yet commenced operations and therefore does not have a performance history. Once available, the Fund’s performance information will be accessible on the Fund’s website at www.volatilityshares.com and will provide some indication of the risks of investing in the Fund.

Management

Investment Adviser

Volatility Shares LLC

Portfolio Managers

The following persons serve as portfolio managers of the Fund.

•	Charles Lowery — Chief Investment Officer, Volatility Shares
•	Anand Desai — Head of Portfolio Management, Volatility Shares
•	Dustin Shidaker — Portfolio Manager, Volatility Shares

Each of the portfolio managers is primarily and jointly responsible for the day-to-day management of the Fund. Each of the Fund’s portfolio managers have served in such capacity since the Fund’s inception.

Purchase and Sale of Shares

The Fund issues and redeems Shares on a continuous basis, at NAV, only in large blocks of shares called “Creation Units.” Individual Shares may only be purchased and sold on the secondary market through a broker-dealer at a market price. Since Shares trade on securities exchanges in the secondary market at their market price rather than their NAV, the Shares may trade at a price greater than (premium) or less than (discount) the Fund’s NAV. An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). Recent information, including the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is available online at www.volatilityshares.com.

Tax Information

The Fund’s distributions will generally be taxable as ordinary income, returns of capital or capital gains. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser and Foreside Fund Services, LLC, the Fund’s distributor (the “Distributor”), may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Colorado Avalanche ETF

Investment Objective

The Colorado Avalanche ETF (the “Fund” or “[__]”) seeks to provide investment results, before fees and expenses, that correspond to the performance of futures contracts on the CME FSPI NHL Colorado Avalanche Index.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell Shares. Investors may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example set forth below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	[___]	%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses(1)	0.00%
Total Annual Fund Operating Expenses	[___]	%
(1)	“Other Expenses” are estimates based on the expenses the Fund expects to incur for the current fiscal year.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels. This example does not include the brokerage commissions that investors may pay to buy and sell Shares.

Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years
$[__]	$[___]

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. Because the Fund is new, portfolio turnover information is unavailable at this time.

Principal Investment Strategies

The Fund is an exchange-traded fund (“ETF”) that seeks to achieve its investment objective primarily through investments in futures contracts on the CME FSPI NHL Colorado Avalanche Index, which is a non-investable index (the “Avalanche Index”). The Avalanche Index is designed to systemically measure the cumulative team performance of the Colorado Avalanche only during games played over the regular and post-season. The Avalanche Index is a transparent, rules-based system using official league statistics, where positive actions add points and negative actions subtract points. The Avalanche Index is based on fifty-five statistical measures of performance and results of team games (wins, losses and ties) that results in continuous, live statistical values that underpin the value of the Avalanche Index which is calculated into a trackable and tradable number. The Avalanche Index is based solely on these statistical factors, and the performance of other professional hockey teams in the National Hockey League® (the “NHL”), or events outside of on-ice performance by the Colorado Avalanche, will not impact the value of the Avalanche Index.

The Avalanche Index has an initial standardized base value of 7,500 before the season and moves up or down based on officially reported statistics from each game, including real-time movement during regular season and postseason play. At the conclusion of the postseason, the Avalanche Index value resets to 7,500.

The Avalanche Index is maintained and calculated by FutureSports (the “Index Provider”). The Avalanche Index methodology is designed to align with the International Organization of Securities Commissions (“IOSCO”) Principles for Financial Benchmarks and supported by published governance, oversight and methodology change procedures. The NHL serves as the official data source for the Avalanche Index but does not participate in index determination or governance.

The Fund obtains exposure to the Avalanche Index by investments in futures contracts that reference the Avalanche Index and that trade on an exchange registered with the Commodity Futures Trading Commission (“Avalanche Index Futures Contracts”), and cash, cash-like instruments or high quality securities that serve as collateral to the Fund’s investments in Avalanche Index Futures Contracts (“Collateral Investments”).

Under normal circumstances, the Fund will invest at least 80% of the value of its net assets (plus borrowings for investment purposes) in Avalanche Index-Linked Instruments. For purposes of this policy, “Avalanche Index-Linked Instruments” means (i) Avalanche Index Futures Contracts; (ii) shares of other investment companies registered under the Investment Company Act of 1940 (the “1940 Act”) that invest in similar assets to those in which the Fund may invest (“Other Investment Companies”); (iii) exchange traded options on the Avalanche Index or shares of Other Investment Companies; and (iv) swap agreement transactions that reference Avalanche Index Futures Contracts, Other Investment Companies, or the Avalanche Index. Certain Avalanche Index-Linked Instruments, such as Other Investment Companies or options thereon, are currently unavailable for investment, though are expected to become available in the future.

The Fund expects to gain investment exposure to the Avalanche Index by investing a portion of its assets in a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”).

The Fund does not invest directly in prediction markets, event contracts or other instruments that provide exposure to individual sporting event or season-long outcomes or to investments that provide exposure to the financial performance of individual sports teams or leagues. Instead, the Fund seeks to benefit from increases in the price of Avalanche Index Futures Contracts.

The investment adviser to the Fund and the Subsidiary is Volatility Shares LLC (the “Adviser” or “Volatility Shares”). The Adviser oversees the Fund and implements the day-to-day portfolio management responsibilities for the Fund. In serving as investment adviser to the Fund, the Adviser does not conduct conventional investment research or analysis or forecast market movement or trends.

The Fund is classified as a “non-diversified company” under the 1940 Act. The Fund will not concentrate its investments in securities of issuers in any industry or group of industries, as the term “concentrate” is used in the 1940 Act, except that the Fund may invest more than 25% of its total assets in Avalanche Index-Linked Instruments.

The Colorado Avalanche

The Colorado Avalanche are a professional ice hockey team based in Denver, Colorado, competing in the Central Division of the NHL’s Western Conference. During the 2025–2026 season, the Avalanche finished first in the Central Division, ranking 1st in standings points, 1st in goals for, 1st in goals against, and 1st in goal differential. The Avalanche were founded in 1972 as the Quebec Nordiques. The Avalanche are currently owned by Kroenke Sports & Entertainment, with Stan Kroenke serving as Owner since 2000. The team has won three Stanley Cup championships, capturing titles in 1996, 2001, and 2022.Neither the Fund, the Trust, nor the Adviser is affiliated with the Colorado Avalanche.

Avalanche Index Futures Contracts

The Fund intends to typically enter into cash-settled Avalanche Index Futures Contracts as the “buyer,” except as detailed below.

In simplest terms, in a cash-settled futures market the counterparty pays cash to the buyer if the price of a futures contract goes up, and buyer pays cash to the counterparty if the price of the futures contract goes down. In order to maintain its exposure to the Avalanche Index, the Fund intends to exit its futures contracts as they near expiration and replace them with new futures contracts with a later expiration date. Futures contracts with a longer term to expiration may be priced higher than futures contracts with a shorter term to expiration, a relationship called “contango”. When rolling futures contracts that are in contango the Fund will close its long position by selling the shorter-term contract at a relatively lower price and buying a longer-dated contract at a relatively higher price. The presence of contango will adversely affect the performance of the Fund. Conversely, futures contracts with a longer term to expiration may be priced lower than futures contracts with a shorter term to expiration, a relationship called “backwardation”. When rolling long futures contracts that are in backwardation, the Fund will close its long position by selling the shorter-term contract at a relatively higher price and buying a longer-dated contract at a relatively lower price. The presence of backwardation may positively affect the performance of the Fund. Further, the returns of the Avalanche Index Futures Contracts may differ from that of the Avalanche Index due to the divergence in prices or the costs associated with investing in futures contracts, which may negatively impact the Fund’s returns.

The Fund invests in Avalanche Index Futures Contracts indirectly via the Subsidiary. The Subsidiary and the Fund will have the same investment adviser and investment objective. The Subsidiary will also follow the same general investment policies and restrictions as the Fund. Except as noted herein, for purposes of this Prospectus, references to the Fund’s investment strategies and risks include those of the Subsidiary. The Fund complies with the provisions of the 1940 Act governing investment policies and capital structure and leverage on an aggregate basis with the Subsidiary. Furthermore, the Adviser, as the investment adviser to the Subsidiary, complies with the provisions of the 1940 Act relating to investment advisory contracts as it relates to its advisory agreement with the Subsidiary. The Subsidiary also complies with the provisions of the 1940 Act relating to affiliated transactions and custody. Because the Fund intends to qualify for treatment as a regulated investment company (a “RIC”) under the Internal Revenue Code of 1986 (the “Code”), the size of the Fund’s investment in the Subsidiary will not exceed 25% of the Fund’s total assets at or around each quarter end of the Fund’s fiscal year. In order to qualify as a RIC, the Fund will have to reduce its exposure to its Subsidiary on or around the end of each of the Fund’s fiscal quarter ends. The Fund expects to reduce its exposure to its Subsidiary during these periods by investing in certain other investments as described below. During these periods, the Fund may not achieve its investment objective. At other times of the year, the Fund’s investments in the Subsidiary will significantly exceed 25% of the Fund’s total assets. The Subsidiary’s custodian is U.S. Bank, N.A.

If circumstances occur where market prices for Avalanche Index Futures Contracts were not readily available, the Fund would fair value its Avalanche Index Futures Contracts in accordance with its pricing and valuation policy and procedures for fair value determinations. Pursuant to those policies and procedures, the Adviser would consider various factors, such as pricing history; market levels prior to price limits or halts; and supply, demand, and open interest in Avalanche Index Futures Contracts, among other factors. The Adviser would document its proposed pricing and methodology, detailing the factors that entered into the valuation.

Collateral Investments

The Fund will also invest its assets in Collateral Investments. The Collateral Investments may consist of high-quality securities, which include: (1) U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury; (2) investment companies registered under the 1940 Act that invest in high-quality securities; and/or (3) corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by businesses that are rated investment grade or determined by the Adviser to be of comparable quality. For these purposes, “investment grade” is defined as investments with a rating at the time of purchase in one of the four highest categories of at least one nationally recognized statistical rating organization (e.g., BBB- or higher from S&P Global Ratings or Baa3 or higher from Moody’s Investors Service, Inc.).

The Collateral Investments are designed to provide liquidity, serve as margin, or otherwise collateralize the Subsidiary’s investments in Avalanche Index-Linked Instruments. The Fund expects that it will primarily invest its assets, and that the Subsidiary will primarily invest its assets, in Collateral Investments that are “securities,” as such term is defined under the 1940 Act.

Other Investments

In order to help the Fund maintain exposure to the Avalanche Index, maintain its tax status as a RIC on days in and around quarter-end, help the Fund maintain its desired exposure to Avalanche Index Futures Contracts when it is approaching or has exceeded position limits or accountability levels, or because of liquidity or other constraints, the Fund may invest in the following:

Reverse Repurchase Agreements

The Fund may invest in reverse repurchase agreements which are a form of borrowing in which the Fund sells portfolio securities to financial institutions and agrees to repurchase them at a mutually agreed-upon date and price that is higher than the original sale price, and use the proceeds for investment purchases.

As a result of the Fund repurchasing the securities at a higher price, the Fund will lose money by engaging in reverse repurchase agreement transactions.

As noted above, because the Fund intends to qualify for treatment as a RIC under the Code, the size of the Fund’s investment in the Subsidiary will not exceed 25% of the Fund’s total assets at or around each quarter end of the Fund’s fiscal year (the “Asset Diversification Test”). At other times of the year, the Fund’s investments in the Subsidiary will significantly exceed 25% of the Fund’s total (or gross) assets.

When the Fund seeks to reduce its total assets exposure to the Subsidiary, it may use the short-term Treasury Bills it owns (and purchase additional Treasury Bills as needed) to transact in reverse repurchase agreement transactions, which are ostensibly loans to the Fund. Those loans will increase the gross assets of the Fund, which the Adviser expects will allow the Fund to meet the Asset Diversification Test. When the Fund enters into a reverse repurchase agreement, it will either (i) be consistent with Section 18 of the 1940 Act and maintain asset coverage of at least 300% of the value of the reverse repurchase agreement; or (ii) treat the reverse repurchase agreement transactions as derivative transactions for purposes of Rule 18f-4 under the 1940 Act (“Rule 18f-4”), including as applicable, the value-at-risk based limit on leverage risk.

Other Investment Companies

The Fund may invest in shares of Other Investment Companies, that is, shares of investment companies registered under the 1940 Act that invest in similar assets to those in which the Fund may invest.

Exchange-traded option contracts on shares of Other Investment Companies.

The Fund may invest in exchange-listed option contracts on shares of Other Investment Companies, which invest in similar assets to those in which the Fund may invest. An option is a contract that gives the purchaser of the option, in return for the premium paid, the right to buy shares of an investment company, from the writer of the option (in the case of a call option), or to sell shares of the investment company to the writer of the option (in the case of a put option) at a designated price during the term of the option. The premium paid by the buyer of an option will reflect, among other things, the relationship of the exercise price to the market price and the volatility of the shares of the investment company, the remaining term of the option, supply, demand, interest rates and/or currency exchange rates. The Fund may utilize “American” style options or “European” style options. American style options are exercisable on any date prior to the expiration date of the option contract. In contrast, European style options are exercisable only on the expiration date of the option contract.

Swaps that reference Avalanche Index Futures Contracts, Other Investment Companies, or the Avalanche Index.

Swap contracts are transactions entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a swap transaction, the Fund and a counterparty will agree to exchange or “swap” payments based on the change in value of an underlying asset or benchmark. For example, the two parties may agree to exchange the return (or differentials in rates of returns) earned or realized on a particular investment or instrument. In the case of the Fund, the reference asset can be Avalanche Index Futures Contracts, Other Investment Companies or the Avalanche Index.

Principal Risks

As with all investments, there are certain risks of investing in the Fund. Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective. An investment in the Fund does not represent a complete investment program. An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, the Adviser or any of their affiliates. You should consider carefully the following risks before investing in the Fund.

Each risk noted below is considered a principal risk of investing in the Fund, regardless of the order in which it appears. The significance of each risk factor below may change over time and you should review each risk factor carefully.

Risks Specific to the Fund’s Investments

Investment Strategy Risk. The Fund, through the Subsidiary, invests primarily in Avalanche Index Futures Contracts. The Fund does not invest directly in prediction markets, event contracts or other instruments that provide exposure to individual sporting event or season-long outcomes or to investments that provide exposure to the financial performance of individual sports teams or leagues. Instead, the Fund seeks to benefit from increases in the price of Avalanche Index Futures Contracts. The price of Avalanche Index Futures Contracts may not be an accurate measure of the Avalanche Index. Consequently, the Fund may perform differently from the performance of the Avalanche Index. There can be no guarantee that the performance of Avalanche Index Futures Contracts will be highly correlated to the performance of the Avalanche Index. Transaction costs (including the costs associated with futures investing), position limits, the availability of counterparties and other factors may impact the cost and pricing of Avalanche Index Futures Contracts and decrease the correlation between the performance of Avalanche Index Futures Contracts and the Avalanche Index, over short- or long-term periods. In addition, the performance of back-month Avalanche Index Futures Contracts is likely to differ more significantly from the performance of the Avalanche Index. To the extent the Fund is invested in back-month Avalanche Index Futures Contracts, the performance of the Fund should be expected to deviate more significantly from the performance of the Avalanche Index. Moreover, because the Avalanche Index is uninvestable, the Fund can only gain exposure through futures contracts and other derivatives, and differences between the prices of those instruments and the levels of the Avalanche Index may result in the Fund experiencing larger losses or smaller gains than would be implied by changes in the Avalanche Index alone.

Sports Performance Risk. The Fund’s investment strategy is inherently speculative. The value of Avalanche Index Futures Contracts is derived from the statistical performance of a single professional sports team as measured by the Avalanche Index. Successfully investing in Avalanche Index Futures Contracts requires that the team tracked by the index performs well statistically over the course of a season, an outcome that is inherently uncertain and subject to numerous unpredictable variables, including player health, competitive dynamics, coaching decisions, and random variation in athletic performance. The Avalanche Index may decline in value, and there can be no assurance that the team tracked by the index will perform at or above the levels implied by the prices of Avalanche Index Futures Contracts at the time the Fund obtains exposure.

On-Ice Performance and Competitive Results Risk. The Fund’s investment performance is linked to the on-ice statistical performance of a single NHL team during the regular season and, if applicable, the playoffs. The prices of Avalanche Index Futures Contracts are expected to rise when the team performs well statistically and to fall when the team performs poorly. Competitive results in professional hockey are inherently unpredictable and can be influenced by factors entirely outside the team’s control, including the performance of opposing teams, referee calls, random puck bounces, weather affecting travel, and in-game injuries. A team may enter a season with high expectations based on roster strength, coaching hires, or offseason acquisitions, only to underperform due to chemistry issues, unexpected injuries to key players, player slumps, or tactical mismatches against divisional opponents. The NHL season extends over several months and includes 82 regular season games per team, during which even a strong team may experience prolonged losing streaks that cause material declines in the Avalanche Index. If the team fails to make the playoffs, the Fund will not benefit from any potential uplift in index value that could accompany postseason success. Conversely, early playoff elimination could cause sharp declines in futures prices if the market had priced in deeper postseason performance. Because the Fund is concentrated in a single NHL team, there is no opportunity to offset poor on-ice performance by gaining exposure to a stronger team or a different sport.

Avalanche Index Investing Risk. The Fund is indirectly exposed to the risks of the Avalanche Index through its investments in Avalanche Index Futures Contracts and other Avalanche Index-Linked Instruments. The Fund does not invest in the Avalanche Index, which is an uninvestable index. The performance of the Avalanche Index will be very different from a portfolio of Avalanche Index Futures Contracts.

The Avalanche Index moves up or down based on officially reported statistics from every game, match, or event throughout the regular season and postseason. Positive statistical actions (e.g., goals scored, points earned) add value to the index, while negative actions (e.g., opponent scoring, penalties or setbacks) subtract value. Poor statistical performance by the Colorado Avalanche could have a significant negative impact on the level of the Avalanche Index and therefore the value of the Fund. In addition, unlike instruments that are based on tradable reference assets, the Avalanche Index Futures Contracts and Avalanche Index-Linked Instruments are tied to an index that is not directly investable and, thus, have settlement prices based on the calculation of that index, not the price of a tradable asset.

Concentrated Single-Team Exposure Risk. The Fund’s investment strategy results in concentrated exposure to a single professional sports team’s statistical performance (i.e., the Colorado Avalanche) as measured by an index. Unlike diversified funds that spread risk across multiple asset classes, sectors, or issuers, the Fund’s performance is primarily driven by the statistical output of one team over the course of a season. As a result, the Fund is more susceptible to risks affecting that team, including player injuries, suspensions, trades, retirements, coaching changes, front-office turnover, league sanctions, labor disputes, lockouts, or other events that directly or indirectly influence the team’s on-ice statistical performance. This degree of concentration will likely increase volatility in the Fund’s NAV, heighten the likelihood of significant losses over short periods, and cause the Fund’s returns to diverge substantially from those of more diversified investments. Additionally, because the Fund is concentrated in a single team, it is inherently concentrated in a single professional sports league. This subjects the Fund to league-specific risks, including league-wide labor disputes, broad scandal, changes to the structure or rules of the league, or events that cause the cancellation or suspension of games. The Fund has no ability to rotate exposure into a different team, sport, or league in response to adverse developments affecting the team to which it has exposure.

Insider Trading and Information Asymmetry Risk. Unlike securities markets, which are governed by well-established insider trading prohibitions under the Securities Exchange Act of 1934, the legal framework governing trading on the basis of material, non-public information in the context of commodity futures is less developed. While the CFTC has broad anti-manipulation and anti-fraud authority under the Commodity Exchange Act (“CEA”), specific rules and judicial precedent addressing what constitutes improper trading on non-public information in the context of sports-linked futures remain nascent. Certain individuals may possess material, non-public information that could affect the statistical performance of the Avalanche Index and, consequently, the prices of Avalanche Index Futures Contracts. Such individuals may include, without limitation, team coaches, players, trainers, team medical staff, front office personnel, referees, officials, league personnel, or sports data providers. For example, undisclosed injuries to key players or undisclosed lineup changes could materially affect the level of the Avalanche Index. Such persons could trade Avalanche Index Futures Contracts or Fund Shares to profit from their informational advantage prior to public disclosure. There is no guarantee that exchanges, the CME, or the CFTC will successfully detect and prevent such trading, and the Fund has no means of preventing such individuals from purchasing or selling Fund Shares. The participation of informed insiders in the market for Avalanche Index Futures Contracts can create adverse selection for other market participants and distort market prices. Because the Fund is concentrated in a single team, the impact of insider trading on the Fund may be more pronounced than in markets with broader diversification.

League Credibility and Sports Integrity Risk. The Avalanche Index is calculated based on official league statistics derived from the games of a single professional sports team, and the integrity of those games is fundamental to the reliability of the index. Efforts to interfere with the team’s games, including match-fixing, point-shaving, or referee manipulation, could materially affect the statistical data upon which the Avalanche Index is based, create significant uncertainty regarding index levels, and cause pronounced price volatility in Avalanche Index Futures Contracts. Confirmed or suspected game interference may also prompt legislative or regulatory responses, including restrictions on sports-linked financial products or emergency rulemaking by the CFTC, that could restrict the listing or trading of Avalanche Index Futures Contracts. Even widely publicized allegations of interference, absent actual misconduct, could undermine market confidence in the Avalanche Index and the futures contracts that reference it.

Gaming and State Regulatory Litigation Risk. Exchanges that list sports-linked financial instruments, including Avalanche Index Futures Contracts, may be subject to legal challenges brought by state attorneys general, state gaming commissions, and other state-level actors asserting that such instruments constitute regulated gambling or gaming activity under state law, notwithstanding that such contracts are listed on a CFTC-regulated exchange. Such proceedings may assert that the listing of sports-linked contracts violates state gaming statutes, requires state gaming or sports wagering licenses, or constitutes an illegal gambling enterprise. These exchanges, and the CFTC in certain court filings, have asserted that the CEA and the CFTC’s exclusive jurisdiction over CFTC-regulated exchanges preempts state gaming regulations. There is no assurance that federal courts will rule in favor of federal preemption, and resolution may require years of litigation and potentially appellate review. An adverse ruling could result in the suspension or cessation of trading in Avalanche Index Futures Contracts, material operational restrictions, significant financial penalties, or the effective loss of the ability to list sports-linked futures. Any of these outcomes could materially and adversely affect the Fund’s ability to achieve its investment objective and could result in significant losses.

Platform and Distribution Restriction Risk. Broker-dealers, registered investment adviser platforms, wirehouses, and other financial intermediaries may refuse to list, recommend, or permit purchases of Fund Shares through their platforms due to the Fund’s association with sports performance outcomes and the perception that such products are akin to sports wagering, regardless of the Fund’s legal status as a registered investment company under the 1940 Act. Certain intermediaries may permit only unsolicited purchases, prohibit financial advisers from recommending the Fund, or exclude the Fund from model portfolios entirely. These restrictions could limit the Fund’s accessible investor base, constrain assets under management, reduce secondary market liquidity, widen bid-ask spreads, and increase the likelihood that Fund Shares will trade at significant premiums or discounts to net asset value. Even if an intermediary initially permits distribution, it may subsequently restrict access in response to adverse regulatory developments, reputational concerns, or changes in compliance policies. If a significant number of intermediaries refuse to distribute Fund Shares, the Fund may be unable to achieve sufficient scale, which could increase the Fund’s expense ratio, reduce trading volume, and impair the Fund’s ability to operate effectively.

Novel Market Risk. Avalanche Index Futures Contracts are a novel asset class with limited trading history. The market may not develop the depth, liquidity, or trading efficiency associated with more established futures markets, and its pricing may be influenced by factors unrelated to fundamental assessments of team performance, including speculative activity, behavioral biases, regulatory headlines, or concentrated participation by a limited number of traders. There is limited historical data on which to base expectations regarding future price behavior, volatility patterns, or the costs associated with maintaining exposure, and traditional risk metrics may not accurately capture the risks of investing in this market. There can be no assurance that the market for Avalanche Index Futures Contracts will achieve or sustain the level of participation, liquidity, and price discovery necessary for the Fund to effectively pursue its investment objective.

Limited Price Discovery and Market Depth Risk. Because Avalanche Index Futures Contracts are a newly created instrument class, the market may lack the depth, breadth, and participation necessary for reliable price discovery. Traditional commodity futures markets benefit from decades of participation by commercial hedgers, speculators, and arbitrageurs whose activities contribute to efficient pricing. The market for Avalanche Index Futures Contracts is expected to have few, if any, natural commercial hedgers, and may be dominated by retail speculators, algorithmic traders, or a small number of institutional participants. This concentrated participation could result in prices that do not accurately reflect fair value, wider bid-ask spreads, and elevated intraday price volatility. In thin markets, even modest order flow from the Fund could move prices against the Fund, increasing transaction costs and reducing returns. There can be no assurance that the market for Avalanche Index Futures Contracts will develop sufficient liquidity over time, and the Fund may be unable to establish or exit positions at prices the Fund considers favorable.

Seasonality and Offseason Risk. The Avalanche Index resets to a standardized base value prior to the start of each sports season and has a defined life cycle that ends following the postseason. Because the Fund tracks a single team in a single sport, the Fund is tied to that sport’s competitive calendar and has no ability to diversify across sports or rotate into a sport that is in-season when the team’s sport is not. During the playing season, the Avalanche Index moves in real-time based on officially reported game statistics, and the prices of Avalanche Index Futures Contracts are expected to reflect both the current index level and market expectations regarding future team performance. During the offseason, however, the Avalanche Index will not move because no games are being played, and the Fund’s exposure to Avalanche Index Futures Contracts will behave differently than during the playing season. The Fund anticipates maintaining exposure to Avalanche Index Futures Contracts during the offseason. Although the underlying index will be static during this period, the prices of Avalanche Index Futures Contracts may still fluctuate based on market expectations regarding the team’s prospects for the upcoming season, including coaching changes, player trades, draft picks, free agent signings, injury recovery timelines, training camp developments, and other factors that affect the market’s assessment of the team’s likely statistical performance. However, because the index itself is not moving during the offseason, the magnitude of futures price movements may be reduced relative to the playing season, and the relationship between futures prices and the underlying index level may be less predictable. There can be no assurance that the Fund’s offseason futures holdings will appreciate in value, and the Fund may experience losses during the offseason if market sentiment regarding the team’s upcoming season deteriorates. In addition, there can be no assurance that Avalanche Index Futures Contracts will be available in sufficient volume or at favorable pricing during the offseason or at the start of a new season.

League Discontinuation, Lockout, or Strike Risk. The Fund’s ability to invest in Avalanche Index Futures Contracts depends on the continued operation of the NHL and the playing of scheduled games. Labor disputes between the NHL and its players’ union could result in a lockout or strike that suspends or cancels all or a significant portion of a season. The NHL has previously experienced work stoppages, including a full-season cancellation in 2004-2005. During any such period, no games would be played, the Avalanche Index would not generate data, and trading in Avalanche Index Futures Contracts could be suspended or severely impaired. The Fund would be unable to pursue its investment strategy during such a period, may be forced to liquidate positions at disadvantageous prices, and could experience substantial losses. Even after a labor dispute is resolved, the shortened or restructured season could materially change the statistical patterns underlying the index methodology. In addition, force majeure events such as a pandemic, natural disaster, or other circumstances beyond the control of the league could cause widespread game cancellations or delays. There can be no assurance that the league will not experience a work stoppage or other extended interruption during the Fund’s investment period, or that the Fund will be able to recover any losses incurred as a result of such events.

Index Provider and Data Dependency Risk. The Avalanche Index is maintained and calculated by a single Index Provider, FutureSports. If the Index Provider were to experience operational failures, cease operations, lose its data feed from the applicable sports league, experience a cybersecurity breach, or otherwise become unable to calculate the Avalanche Index, Avalanche Index Futures Contracts may have no reliable reference value, which could materially and adversely affect the value of the Fund. In addition, the Avalanche Index is calculated solely on the basis of officially reported statistics from a single sports league. The league serves as the data source but does not participate in index determination or governance. If the league were to report incorrect statistics, issue post-game corrections, change how it reports or categorizes statistics, delay reporting, or discontinue the provision of data to the Index Provider, the settlement prices of Avalanche Index Futures Contracts could be based on erroneous or incomplete data. Furthermore, the Index Provider controls the methodology by which official statistics are translated into index points. If the Index Provider amends or discontinues its methodology, the behavior of the Avalanche Index could change materially and the futures market may not immediately price in such changes. The Avalanche Index is calculated in real-time while games are being played, which introduces latency, data-feed, and computational risks that differ from those associated with traditional financial indexes.

Trading Hours and Sporting Event Timing Risk. NHL games may occur during evening hours, on weekends, and on holidays when the Exchange is closed and when the market for Avalanche Index Futures Contracts may have limited or no trading activity. Because the Avalanche Index moves in real-time while games are being played, material index movements may occur during periods when investors are unable to buy or sell Shares or when Avalanche Index Futures Contracts are not actively trading. As a result, the opening price of Shares and the prices of Avalanche Index Futures Contracts on the next trading session may differ significantly from the prior session’s closing prices, potentially resulting in large gaps at the open. Shareholders may not be able to sell their Shares until after such a gap has been fully realized, resulting in an inability to mitigate losses in a declining market.

Futures Contracts Risk. Risks of futures contracts include: (i) an imperfect correlation between the value of the futures contract and the underlying asset; (ii) possible lack of a liquid secondary market; (iii) the inability to close a futures contract when desired; (iv) losses caused by unanticipated market movements, which may be unlimited; (v) an obligation for the Fund to make daily cash payments to maintain its required margin, particularly at times when the Fund may have insufficient cash; and (vi) unfavorable execution prices from rapid selling. Unlike equities, which typically entitle the holder to a continuing stake in a corporation, futures contracts normally specify a certain date for settlement in cash based on the reference asset. As the futures contracts approach expiration, they may be replaced by similar contracts that have a later expiration. This process is referred to as “rolling.” If the market for these contracts is in “contango,” meaning that the prices of futures contracts in the nearer months are lower than the price of contracts in the distant months, the sale of the near-term month contract would be at a lower price than the longer-term contract, resulting in a cost to “roll” the futures contract. The actual realization of a potential roll cost will be dependent upon the difference in price of the near and distant contract. Because the margin requirement for futures contracts is less than the value of the assets underlying the futures contract, futures trading involves a degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 40% of the value of the futures contract is deposited as margin, a subsequent 20% decrease in the value of the futures contract would result in a loss of half of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A decrease in excess of 40% would result in a loss exceeding the original margin deposit, if the futures contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount initially invested in the futures contract. However, the Fund would presumably have sustained comparable losses if, instead of investing in the futures contract, it had invested in the underlying financial instrument and sold it after the decline. Further, if the market for Avalanche Index Futures Contracts is in a period of contango, if the performance of the Avalanche Index and the price of Avalanche Index Futures Contracts were to decline, the Fund would experience the negative impact of contango. The impact of backwardation or contango may lead to the returns of the Fund to vary significantly from the total return of other price references. Additionally, in the event of a prolonged period of contango, and absent the impact of rising or falling pricing in the Avalanche Index, this could have a significant negative impact on the Fund’s NAV and total return.

Position Limits and Price Limits

The CFTC and various exchanges on which Avalanche Index Futures Contracts trade have established position limits and price limits for Avalanche Index Futures Contracts. Position limit regulation and price limit regulation serve distinct purposes and are regulated differently.

Position limits are designed to prevent excessive speculation that could cause sudden or unreasonable fluctuations in the price of a commodity. They limit the maximum number of contracts a person or entity can hold in a particular commodity.

Price limits are mechanisms to maintain orderly markets by restricting the price range within which futures contracts can trade during a trading session. They prevent extreme price movements that could disrupt market stability. Price limits are typically set as a percentage of the previous day's settlement price. When price limits are hit, trading may be halted or expanded depending on the product and regulatory rules. Unlike position limits, price limits do not restrict the number of contracts a trader can hold but rather the price at which those contracts can be traded. When a price limit is hit, the market for Avalanche Index Futures Contracts may temporarily halt until price limits can be expanded or trading may be stopped for the day.

If the Fund is unable to buy or sell Avalanche Index Futures Contracts as a result of position limits being hit or price limits that result in a halted or closed market—or for other reasons including limited liquidity in the market for Avalanche Index Futures Contracts, a disruption to the market for Avalanche Index Futures Contracts, or as a result of margin requirements, accountability levels, or other limitations imposed by the Fund’s futures commission merchants (“FCMs”), the listing exchanges, or the CFTC—the Adviser would take such action as it believes appropriate and in the best interest of the Fund in consideration of the facts and circumstances at such time, including: (i) investing in Avalanche Index-Linked Instruments that are not Avalanche Index Futures Contracts; (ii) requiring that authorized participants purchase and redeem in large blocks of shares called “Creation Units” through an exchange for related position (EFRP) method rather than in cash; (iii) applying increased authorized participant variable transaction fees for purchases or redemptions of Creation Units made in cash; or (iv) de-levering the Fund, relative to its investment objective, by an amount reflecting prevailing price limits. In addition, the Fund generally may suspend the issuance of Creation Units only for a limited time and only due to extraordinary circumstances, such as when the markets on which the ETF’s portfolio holdings are traded are closed for a limited period of time; that is to say, when the Fund is unable to increase its exposure to underlying assets.

Cost of Futures Investment Risk. When a Avalanche Index Futures Contract is nearing expiration, the Fund will generally sell it and use the proceeds to buy a Avalanche Index Futures Contract with a later expiration date. This is commonly referred to as “rolling”.

If the Fund rolls Avalanche Index Futures Contracts that are in contango, the Fund would sell a lower priced, expiring contract and purchase a higher priced, longer-dated contract. The price difference between the expiring contract and longer-dated contract associated with rolling Avalanche Index Futures Contracts is typically substantially higher than the price difference associated with rolling other futures contracts. Contango in the market for Avalanche Index Futures Contracts may have a significant adverse impact on the performance of the Fund and may cause Avalanche Index Futures Contracts and the Fund to underperform the Avalanche Index. Both contango and backwardation would reduce the Fund’s correlation to the Avalanche Index and may limit or prevent the Fund from achieving its investment objective. The impact of both contango and backwardation may also be greater to the extent the Fund invests in back-month Avalanche Index Futures Contracts.

Investment Capacity Risk. If the Fund’s ability to obtain exposure to Avalanche Index Futures Contracts consistent with its investment objective is disrupted for any reason, including but not limited to, limited liquidity in the market for Avalanche Index Futures Contracts, a disruption to the market for Avalanche Index Futures Contracts, or as a result of margin requirements or position limits imposed by the Fund’s FCMs, the CME, or the CFTC, and the Fund could not otherwise meet its investment objective through the use of other investments discussed above, the Fund would not be able to achieve its investment objective and may experience significant losses.

Liquidity Risk. The market for the Avalanche Index Futures Contracts may be subject to periods of illiquidity. During such times it may be difficult or impossible to buy or sell a position at the desired price. Market disruptions or volatility can also make it difficult to find a counterparty willing to transact at a reasonable price and sufficient size. Illiquid markets may cause losses, which could be significant. Large positions also increase the risk of illiquidity, which may make the Fund’s positions more difficult to liquidate, and increase the losses incurred while trying to do so.

Derivatives Risk. In addition to Avalanche Index Futures Contracts, the Fund may obtain exposure through the following other derivatives: (1) exchange traded options on Other Investment Companies and/or (2) swap agreement transactions that reference Avalanche Index Futures Contracts, Other Investment Companies, or the Avalanche Index.

Investing in derivatives may be considered aggressive and may expose the Fund to risks different from, or possibly greater than, the risks associated with investing directly in the reference asset(s) underlying the derivative (e.g., the securities or commodities contained in the Fund). The use of derivatives may result in larger losses or smaller gains than directly investing in securities or commodities. The risks of using derivatives include: (1) the risk that there may be imperfect correlation between the price of the financial instruments and movements in the prices of the reference asset(s); (2) the risk that an instrument is mispriced; (3) credit or counterparty risk on the amount a Fund expects to receive from a counterparty; (4) the risk that securities prices, interest rates and currency markets will move adversely and a Fund will incur significant losses; (5) the risk that the cost of holding a financial instrument might exceed its total return; and (6) the possible absence of a liquid secondary market for a particular instrument and possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to adjust a Fund’s position in a particular instrument when desired. Each of these factors may prevent a Fund from achieving its investment objective and may increase the volatility (i.e., fluctuations) of the Fund’s returns. Because derivatives often require limited initial investment, the use of derivatives also may expose a Fund to losses in excess of those amounts initially invested.

The performance of any Avalanche Index-Linked Instrument may not track the performance of its underlying benchmark due to embedded costs and other factors. Thus, to the extent the Fund invests in swaps that use a Avalanche Index-Linked Instrument as the reference asset, the Fund may be subject to greater correlation risk and may not achieve as high a degree of correlation with its investment objective than if the Fund only used Avalanche Index Futures Contracts.

Swap Agreements Risk. The Fund may enter into cash-settled swaps and other derivatives to gain exposure to an underlying asset without actually purchasing such asset. Swaps are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on a particular pre-determined interest rate, commodity, security, indexes, or other assets or measurable indicators. The primary risks associated with the use of swaps are mispricing or improper valuation, imperfect correlation between movements in the notional amount and the price of the underlying investments, and the failure of a counterparty to perform. If a counterparty’s creditworthiness for an over-the-counter swap declines, the value of the swap would likely decline. Moreover, there is no guarantee that the Fund could eliminate its exposure under an outstanding swap by entering into an offsetting swap with the same or another party. In addition, the Fund may use a combination of swaps on an underlying index.

Options Risk. The Fund may purchase exchange-traded options that reference shares of Other Investment Companies. Transactions in options generally require less capital than equivalent stock transactions. They may return smaller dollar figures but a potentially greater percentage of the investment than equivalent stock transactions. The potential profit is limited to the premium received for the contract. The potential loss can be unlimited. While leverage means the percentage returns can be significant, the amount of cash required is smaller than equivalent stock transactions. It is possible to lose the entire principal invested, and sometimes more. As an options holder, a Fund risks the entire amount of the premium it pays. But as an options writer, it takes on a much higher level of risk. For example, if the Fund writes an uncovered call, it faces unlimited potential loss, since there is no cap on how high a stock price can rise. When buying options, a Fund risks losing the premium paid, plus commissions and fees.

Reverse Repurchase Agreements Risk. The Fund may invest in reverse repurchase agreements. Reverse repurchase agreements are transactions in which the Fund sells portfolio securities to financial institutions such as banks and broker-dealers, and agrees to repurchase them at a mutually agreed-upon date and price which is higher than the original sale price. Reverse repurchase agreements are a form of leverage and the use of reverse repurchase agreements by the Fund may increase the Fund’s volatility. The Fund incurs costs, including interest expenses, in connection with the opening and closing of reverse repurchase agreements that will be borne by the shareholders.

Reverse repurchase agreements are also subject to the risk that the other party to the reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Fund. In situations where the Fund is required to post collateral with a counterparty, the counterparty may fail to segregate the collateral or may commingle the collateral with the counterparty’s own assets. As a result, in the event of the counterparty’s bankruptcy or insolvency, the Fund’s collateral may be subject to the conflicting claims of the counterparty’s creditors, and the Fund may be exposed to the risk of a court treating the Fund as a general unsecured creditor of the counterparty, rather than as the owner of the collateral. There can be no assurance that a counterparty will not default and that the Fund will not sustain a loss on a transaction as a result.

Reverse repurchase agreements also involve the risk that the market value of the securities sold by the Fund may decline below the price at which it is obligated to repurchase the securities. In addition, when the Fund invests the proceeds it receives in a reverse repurchase transaction, there is a risk that those investments may decline in value. In this circumstance, the Fund could be required to sell other investments in order to meet its obligations to repurchase the securities.

Risks Related to Investing in Other Investment Companies. The Fund may invest in long or short positions in Other Investment Companies (i.e., investment companies registered under the 1940 Act that invest in similar assets to those in which the Fund may invest). Investing in Other Investment Companies may involve duplication of advisory or management fees and certain other expenses. By investing in Other Investment Companies, the Fund becomes a shareholder of that Other Investment Company. As a result, Fund shareholders indirectly bear the Fund’s proportionate share of the fees and expenses paid by shareholders of the Other Investment Company, in addition to the fees and expenses Fund shareholders bear in connection with the Fund’s own operations. As a shareholder, the Fund must rely on the Other Investment Company to achieve its investment objective. The Fund’s performance may be magnified positively or negatively by virtue of its investment in the Other Investment Company. If the Other Investment Company fails to achieve its investment objective, the value of the Fund’s investment could decline, thus affecting the Fund’s performance. In addition, because certain Other Investment Company shares are listed on national stock exchanges and are traded like stocks on an exchange, their shares potentially may trade at a discount or a premium. Investments in such shares may be subject to brokerage and other trading costs, which could result in greater expenses to the Fund. Finally, because the value of certain Other Investment Company shares may depend on the demand in the market, the Adviser may not be able to liquidate the Fund’s holdings in those shares at the most optimal time, adversely affecting the Fund’s performance.

Collateral Investments Risk. The Fund’s use of Collateral Investments may include obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities, including bills, notes and bonds issued by the U.S. Treasury, investment companies registered under the 1940 Act that invest in high-quality securities and corporate debt securities, such as commercial paper.

Some securities issued or guaranteed by federal agencies and U.S. Government-sponsored instrumentalities may not be backed by the full faith and credit of the United States, in which case the investor must look principally to the agency or instrumentality issuing or guaranteeing the security for ultimate repayment, and may not be able to assert a claim against the United States itself in the event that the agency or instrumentality does not meet its commitment. The U.S. Government, its agencies and instrumentalities do not guarantee the market value of their securities, and consequently, the value of such securities may fluctuate. Although the Fund may hold securities that carry U.S. Government guarantees, these guarantees do not extend to the Shares.

Investment companies that invest in high-quality securities are subject to management fees and other expenses. Therefore, investments in these funds will cause the Fund to bear indirectly a proportional share of the fees and costs of the funds in which it invests. At the same time, the Fund will continue to pay its own management fees and expenses with respect to all of its assets, including any portion invested in the shares of such fund. It is possible to lose money by investing in investment companies that invest in high-quality securities.

Corporate debt securities such as commercial paper generally are short-term unsecured promissory notes issued by businesses. Corporate debt may carry variable or floating rates of interest. Corporate debt securities carry both credit risk and interest rate risk. Credit risk is the risk that the Fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it is due.

Asset Concentration Risk. Since the Fund may take concentrated positions in Avalanche Index Futures Contracts, the Fund’s performance may be hurt disproportionately and significantly by the poor performance of those positions to which it has significant exposure. Asset concentration makes the Fund more susceptible to any single occurrence affecting the underlying positions and may subject the Fund to greater market risk than more diversified funds.

Counterparty Risk. The Fund will be subject to credit risk (i.e., the risk that a counterparty is unwilling or unable to make timely payments or otherwise meet its contractual obligations) with respect to the amount the Fund expects to receive from counterparties to: Avalanche Index Futures Contracts; reverse repurchase agreements; swaps on Avalanche Index Futures Contracts, Other Investment Companies, or the Avalanche Index.

The Fund may be negatively impacted if a counterparty becomes bankrupt or otherwise fails to perform its obligations under such an agreement. The Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding and the Fund may obtain only limited recovery or may obtain no recovery in such circumstances. In order to attempt to mitigate potential counterparty credit risk, the Fund typically enters into transactions with major financial institutions.

The counterparty to an exchange-traded futures contract is subject to the credit risk of the clearing house and the FCM through which it holds its position. Specifically, the FCM or the clearing house could fail to perform its obligations, causing significant losses to the Fund. For example, the Fund could lose margin payments it has deposited with an FCM as well as any gains owed but not paid to the Fund, if the FCM or clearing house becomes insolvent or otherwise fails to perform its obligations. Credit risk of market participants with respect to derivatives that are centrally cleared is concentrated in a few clearing houses and it is not clear how an insolvency proceeding of a clearing house would be conducted and what impact an insolvency of a clearing house would have on the financial system. Under current CFTC regulations, a FCM maintains customers’ assets in a bulk segregated account. If a FCM fails to do so, or is unable to satisfy a substantial deficit in a customer account, its other customers may be subject to risk of loss of their funds in the event of that FCM’s bankruptcy. In that event, in the case of futures, the FCM’s customers are entitled to recover, even in respect of property specifically traceable to them, only a proportional share of all property available for distribution to all of that FCM’s customers. In addition, if the FCM does not comply with the applicable regulations, or in the event of a fraud or misappropriation of customer assets by the FCM, the Fund could have only an unsecured creditor claim in an insolvency of the FCM with respect to the margin held by the FCM. FCMs are also required to transfer to the clearing house the amount of margin required by the clearing house, which amount is generally held in an omnibus account at the clearing house for all customers of the FCM. In addition, the Fund may enter into futures contracts and repurchase agreements with a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. The Fund does not specifically limit its counterparty risk with respect to any single counterparty.

Further, there is a risk that no suitable counterparties are willing to enter into reverse repurchase agreements with the Fund, or continue to enter into, reverse repurchase agreement transactions with the Fund and, as a result, the Fund may not be able to achieve its investment objective. There is also the risk that the Fund may not be able to engage in reverse repurchase agreement transactions because suitable counterparties refuse to enter into transactions with the Fund. Contractual provisions and applicable law may prevent or delay the Fund from exercising its rights to terminate an investment or transaction with a financial institution experiencing financial difficulties, or to realize on collateral, and another institution may be substituted for that financial institution without the consent of the Fund. If the credit rating of a counterparty to a futures contract and/or repurchase agreement declines, the Fund may nonetheless choose or be required to keep existing transactions in place with the counterparty, in which event the Fund would be subject to any increased credit risk associated with those transactions. Also, in the event of a counterparty’s (or its affiliate’s) insolvency, the possibility exists that the Fund’s ability to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral, could be stayed or eliminated under special resolution regimes adopted in the United States, the European Union and various other jurisdictions. Such regimes provide government authorities with broad authority to intervene when a financial institution is experiencing financial difficulty. In particular, the regulatory authorities could reduce, eliminate, or convert to equity the liabilities to the Fund of a counterparty who is subject to such proceedings in the European Union (sometimes referred to as a “bail in”).

Credit Risk. An issuer or other obligated party of a debt security may be unable or unwilling to make dividend, interest and/or principal payments when due. In addition, the value of a debt security may decline because of concerns about the issuer’s ability or unwillingness to make such payments.

Debt Securities Risk. Investments in debt securities subject the holder to the credit risk of the issuer. Credit risk refers to the possibility that the issuer or other obligor of a security will not be able or willing to make payments of interest and principal when due. Generally, the value of debt securities will change inversely with changes in interest rates. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. During periods of falling interest rates, the income received by the Fund may decline. If the principal on a debt security is prepaid before expected, the prepayments of principal may have to be reinvested in obligations paying interest at lower rates. Debt securities generally do not trade on a securities exchange making them generally less liquid and more difficult to value than common stock.

Interest Rate Risk. Interest rate risk is the risk that the value of the debt securities in the Fund’s portfolio will decline because of rising market interest rates. Interest rate risk is generally lower for shorter term debt securities and higher for longer-term debt securities. Duration is a reasonably accurate measure of a debt security’s price sensitivity to changes in interest rates and a common measure of interest rate risk. Duration measures a debt security’s expected life on a present value basis, taking into account the debt security’s yield, interest payments and final maturity. In general, duration represents the expected percentage change in the value of a security for an immediate 1% change in interest rates. For example, the price of a debt security with a three-year duration would be expected to drop by approximately 3% in response to a 1% increase in interest rates. Therefore, prices of debt securities with shorter durations tend to be less sensitive to interest rate changes than debt securities with longer durations. As the value of a debt security changes over time, so will its duration.

Clearing Broker Risk. The Fund’s investments in exchange-traded futures contracts expose it to the risks of a clearing broker (or a FCM). Under current regulations, a clearing broker or FCM maintains customers’ assets in a bulk segregated account. There is a risk that Fund assets deposited with the clearing broker to serve as margin may be used to satisfy the broker’s own obligations or the losses of the broker’s other clients. In the event of default, the Fund could experience lengthy delays in recovering some or all of its assets and may not see any recovery at all. Furthermore, the Fund is subject to the risk that no FCM is willing or able to clear the Fund’s transactions or maintain the Fund’s assets. If the Fund’s FCMs are unable or unwilling to clear the Fund’s transactions, or if the FCM refuses to maintain the Fund’s assets, the Fund will be unable to have its orders for Avalanche Index Futures Contracts fulfilled or assets custodied. In such a circumstance, the performance of the Fund will likely deviate from the performance of changes in the Avalanche Index and may result in the proportion of Avalanche Index Futures Contracts in the Fund’s portfolio relative to the total assets of the Fund to decrease.

Non-Diversification Risk. The Fund is classified as a “non-diversified company” under the 1940 Act. As a result, the Fund is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by the diversification requirements imposed by the Code. The Fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly invested in certain issuers.

Risks Related to the Management of the Fund

Active Management Risk. The Fund is actively managed, and its performance reflects investment decisions that the Adviser makes for the Fund. Such judgments about the Fund’s investments may prove to be incorrect. If the investments selected and the strategies employed by the Fund fail to produce the intended results, the Fund could underperform as compared to other funds with similar investment objectives and/or strategies, or could have negative returns.

Frequent Trading Risk. The Fund regularly purchases and subsequently sells (i.e., “rolls”) individual futures contracts throughout the year so as to maintain a fully invested position. As the contracts near their expiration dates, the Fund rolls them over into new contracts. This frequent trading of contracts may increase the amount of commissions or mark-ups to broker-dealers that the Fund pays when it buys and sells contracts, which may detract from the Fund’s performance. High portfolio turnover may result in the Fund paying higher levels of transaction costs and may generate greater tax liabilities for shareholders. Frequent trading risk may cause the Fund’s performance to be less than expected.

Rebalancing Risk. If for any reason the Fund is unable to rebalance all or a portion of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund may be over- or under-exposed to the returns of the Avalanche Index. Additionally, because the market for Avalanche Index Futures Contracts is nascent and may be thinly traded, the Fund’s own trading activity, including purchases, sales, and rolling of contracts, could materially influence the prices of Avalanche Index Futures Contracts. If the Fund represents a significant portion of the open interest or trading volume, its activity could move prices against it, resulting in higher costs and reduced returns. If other market participants anticipate the Fund’s trading patterns, they may engage in front-running or other anticipatory trading strategies that further increase the Fund’s transaction costs. The trading activity associated with such transactions will contribute to the existing trading volume on the underlying futures contracts and may adversely affect the market price of such underlying futures contracts.

Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or systems failures. The Fund and the Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

Valuation Risk. The Fund or the Subsidiary may hold securities or other assets that may be valued on the basis of factors other than market quotations. This may occur because the asset or security does not trade on a centralized exchange, or in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” assets or securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, there is no assurance that the Fund or the Subsidiary could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund or the Subsidiary would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund or the Subsidiary at that time. The Fund’s ability to value investments may be impacted by technological issues or errors by pricing services or other third-party service providers.

New Fund Risk. As of the date of this prospectus, the Fund has no operating history and currently has fewer assets than larger funds. Like other new funds, large inflows and outflows may impact the Fund’s market exposure for limited periods of time. This impact may be positive or negative, depending on the direction of market movement during the period effected.

Risks Related to Trading of Shares

Trading Issues Risk. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. The Fund may have difficulty maintaining its listing on the Exchange in the event the Fund’s assets are small, the Fund does not have enough shareholders, or if the Fund is unable to proceed with creation and/or redemption orders.

Authorized Participant Concentration Risk. Only an “authorized participant” or “AP” (i.e., broker-dealers and large institutional investors that have entered into participation agreement with the Fund) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that act as APs on an agency basis (i.e. on behalf of other market participants). To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem, in either of these cases, Shares may trade at a discount to the Fund’s net asset value and possibly face delisting.

Market Maker Risk. If the Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of Shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s net asset value and the price at which the Shares are trading on the Exchange, which could result in a decrease in value of the Shares. In addition, decisions by market makers or APs to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Shares trading at a discount to net asset value and also in greater than normal intra-day bid-ask spreads for Shares.

Premium/Discount Risk. The market price of the Fund’s Shares will generally fluctuate in accordance with changes in the Fund’s net asset value as well as the relative supply of and demand for Shares on the Exchange. The Fund’s market price may deviate from the value of the Fund’s underlying portfolio holdings, particularly in time of market stress, with the result that investors may pay more or receive less than the underlying value of the Shares bought or sold. The Adviser cannot predict whether Shares will trade below, at, or above their net asset value because the Shares trade on the Exchange at market prices and not at net asset value. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related, but not identical, to the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. However, given that Shares can only be purchased and redeemed in Creation Units, and only to and from broker-dealers and large institutional investors that have entered into participation agreements (unlike shares of closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset value), the Adviser believes that large discounts or premiums to the net asset value of Shares should not be sustained. In addition, because the Fund provides exposure to the statistical performance of a single professional sports team, demand for Shares may be influenced by fan loyalty, emotional attachment, and team-related sentiment rather than by rational assessments of the Fund’s expected risk-adjusted returns. These demand patterns could increase intraday volatility in Fund Shares, widen bid-ask spreads, and result in investors purchasing or selling Shares at prices that do not reflect the Fund’s underlying NAV. During stressed market conditions, the market for the Fund’s Shares may become less liquid in response to deteriorating liquidity in the market for the Fund’s underlying portfolio holdings, which could in turn lead to differences between the market price of the Fund’s Shares and their net asset value. This can be reflected as a spread between the bid and ask prices for the Fund quoted during the day or a premium or discount in the closing price from the Fund’s NAV.

Active Market Risk. Although the Shares are listed for trading on the Exchange, there can be no assurance that an active trading market for the Shares will develop or be maintained. Shares trade on the Exchange at market prices that may be below, at or above the Fund’s net asset value. Securities, including the Shares, are subject to market fluctuations and liquidity constraints that may be caused by such factors as economic, political, or regulatory developments, changes in interest rates, and/or perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments.

Cash Transaction Risk. Most ETFs generally make in-kind redemptions to avoid being taxed at the fund level on gains on the distributed portfolio securities. However, unlike most ETFs, the Fund currently intends to effect some or all redemptions for cash, rather than in-kind, because of the nature of the Fund’s investments. The Fund may be required to sell portfolio securities to obtain the cash needed to distribute redemption proceeds, which involves transaction costs that the Fund may not have incurred had it effected redemptions entirely in kind. These costs may include brokerage costs and/or taxable gains or losses, which may be imposed on the Fund and decrease the Fund’s NAV to the extent such costs are not offset by a transaction fee payable to an AP. If the Fund recognizes gain on these sales, this generally will cause the Fund to recognize gain it might not otherwise have recognized if it were to distribute portfolio securities in-kind, or to recognize such gain sooner than would otherwise be required. This may decrease the tax efficiency of the Fund compared to ETFs that utilize an in-kind redemption process, and there may be a substantial difference in the after-tax rate of return between the Fund and other ETFs.

Risks Related to Regulation, External Factors, and Federal Income Tax Consequences

Tax Risk. The Fund intends to elect and to qualify each year to be treated as a RIC under Subchapter M of the Code. As a RIC, the Fund will not be subject to U.S. federal income tax on the portion of its net investment income and net capital gain that it distributes to shareholders, provided that it satisfies certain requirements of the Code. If the Fund does not qualify as a RIC for any taxable year and certain relief provisions are not available, the Fund’s taxable income will be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed. Additionally, buying securities shortly before the record date for a taxable dividend or capital gain distribution is commonly known as “buying the dividend.” In the event a shareholder purchases Shares shortly before such a distribution, the entire distribution may be taxable to the shareholder even though a portion of the distribution effectively represents a return of the purchase price. To comply with the asset diversification test applicable to a RIC, the Fund will limit its investments in the Subsidiary to 25% of the Fund’s total assets at the end of each tax quarter. The investment strategy of the Fund will cause the Fund to hold substantially more than 25% of the Fund’s total assets in investments in the Subsidiary the majority of the time. The Fund intends to manage the exposure to the Subsidiary so that the Fund’s investments in the Subsidiary do not exceed 25% of the total assets at the end of any tax quarter. If the Fund’s investments in the Subsidiary were to exceed 25% of the Fund’s total assets at the end of a tax quarter, the Fund, generally, has a grace period to cure such lack of compliance. If the Fund fails to timely cure, it may no longer be eligible to be treated as a RIC.

Because Avalanche Index Futures Contracts produce non-qualifying income for purposes of qualifying as a RIC, the Fund makes its investments in Avalanche Index Futures Contracts through the Subsidiary. The Fund intends to treat any income it may derive from the futures contracts received by the Subsidiary as “qualifying income” under the provisions of the Code applicable to RICs. The IRS has issued PLRs provided to third parties not associated with the Fund or its affiliates (which only those parties may rely on as precedent) concluding that similar arrangements resulted in qualifying income. Many of such PLRs have now been revoked by the IRS. In March of 2019, the Internal Revenue Service published Regulations that concluded that income from a corporation similar to the Subsidiary would be qualifying income, if the income is related to the Fund’s business of investing in stocks or securities. Although the Regulations do not require distributions from the Subsidiary, the Fund intends to cause the Subsidiary to make distributions that would allow the Fund to make timely distributions to its shareholders. The Fund generally will be required to include in its own taxable income the income of the Subsidiary for a tax year, regardless of whether the Fund receives a distribution of the Subsidiary’s income in that tax year, and this income would nevertheless be subject to the distribution requirement for qualification as a RIC and would be taken into account for purposes of the 4% excise tax.

If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions.

Subsidiary Regulatory Investment Risk. Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary are organized, respectively, could result in the inability of the Fund to operate as intended and could negatively affect the Fund and its shareholders. The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. However, as the Subsidiary is wholly-owned by the Fund, and the investors of the Fund will have the investor protections of the 1940 Act, the Fund as a whole—including the Subsidiary—will provide investors with 1940 Act protections.

Commodity Regulatory Risk. The Fund’s use of commodity futures subject to regulation by the CFTC has caused the Fund to be classified as a “commodity pool” and this designation requires that the Fund comply with CFTC rules, which may impose additional regulatory requirements and compliance obligations. The Fund’s investment decisions may need to be modified, and commodity contract positions held by the Fund may have to be liquidated at disadvantageous times or prices, to avoid exceeding any applicable position limits established by the CFTC, potentially subjecting the Fund to substantial losses. The regulation of commodity transactions in the United States is subject to ongoing modification by government, self-regulatory and judicial action. The effect of any future regulatory change with respect to any aspect of the Fund is impossible to predict, but could be substantial and adverse to the Fund.

Regulatory Risk. The regulatory framework governing sports-linked financial instruments is evolving and subject to significant uncertainty. Avalanche Index Futures Contracts are a novel instrument class for which there is limited regulatory precedent. The CFTC has broad discretionary authority to determine whether particular contracts are consistent with the public interest, including authority to disapprove or direct an exchange to delist contracts that the CFTC determines involve gaming, are unlawful, or otherwise run contrary to the purposes of the CEA. The CFTC has recently proposed amendments to its rules concerning event contracts, commonly referred to as prediction markets, to specify which contracts may be determined contrary to the public interest and therefore may not be listed for trading or accepted for clearing on or through a CFTC-regulated entity. The CFTC or the listing exchange could, at any time and without advance notice, impose new conditions, margin or position-limit requirements, reporting obligations, trading halts, settlement adjustments, or delisting actions. Any such changes could, among other things; (i) impair the Fund’s ability to establish, maintain, or close positions; (ii) require the Fund to liquidate positions at disadvantageous prices; (iii) alter the economic characteristics on which the Fund relies; or (iv) render the Fund’s principal investment strategy impractical. In addition, future legislative, judicial, or administrative developments could retroactively affect the permissibility, settlement mechanics, or availability of Avalanche Index Futures Contracts. These developments may occur abruptly and may not provide mechanisms for investor recourse or for the orderly unwind of positions. There can be no assurance that the regulatory environment for sports-linked financial instruments will remain stable or favorable.

Cyber Security Risk. The Fund is susceptible to operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding, but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the Fund’s third-party service providers, such as its administrator, transfer agent, or custodian, as applicable, or issuers in which the Fund invests, can also subject the Fund to many of the same risks associated with direct cyber security breaches. While the Fund has established business continuity plans and risk management systems designed to reduce the risks associated with cyber security, there are inherent limitations in such plans and systems. Additionally, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third-party service providers.

Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, Avalanche, tsunamis and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics (for example, the novel coronavirus COVID-19), have been and can be highly disruptive to economies and markets and have recently led, and may continue to lead, to increased market volatility and significant market losses. Such natural disaster and health crises could exacerbate political, social, and economic risks, and result in significant breakdowns, delays, shutdowns, social isolation, and other disruptions to important global, local and regional supply chains affected, with potential corresponding results on the operating performance of the Fund and its investments. A climate of uncertainty and panic, including the contagion of infectious viruses or diseases, may adversely affect global, regional, and local economies and reduce the availability of potential investment opportunities, and increases the difficulty of performing due diligence and modeling market conditions, potentially reducing the accuracy of financial projections. Under these circumstances, the Fund may have difficulty achieving its investment objectives which may adversely impact Fund performance. Further, such events can be highly disruptive to economies and markets, significantly disrupt the operations of individual companies (including, but not limited to, the Fund’s investment advisor, third party service providers, and counterparties), sectors, industries, markets, securities and commodity exchanges, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. These factors can cause substantial market volatility, exchange trading suspensions and closures, changes in the availability of and the margin requirements for certain instruments, and can impact the ability of the Fund to complete redemptions and otherwise affect Fund performance and Fund trading in the secondary market. A widespread crisis would also affect the global economy in ways that cannot necessarily be foreseen. How long such events will last and whether they will continue or recur cannot be predicted. Impacts from these could have a significant impact on the Fund’s performance, resulting in losses to your investment.

Performance

As of the date of this prospectus, the Fund has not yet commenced operations and therefore does not have a performance history. Once available, the Fund’s performance information will be accessible on the Fund’s website at www.volatilityshares.com and will provide some indication of the risks of investing in the Fund.

Management

Investment Adviser

Volatility Shares LLC

Portfolio Managers

The following persons serve as portfolio managers of the Fund.

•	Charles Lowery — Chief Investment Officer, Volatility Shares
•	Anand Desai — Head of Portfolio Management, Volatility Shares
•	Dustin Shidaker — Portfolio Manager, Volatility Shares

Each of the portfolio managers is primarily and jointly responsible for the day-to-day management of the Fund. Each of the Fund’s portfolio managers have served in such capacity since the Fund’s inception.

Purchase and Sale of Shares

The Fund issues and redeems Shares on a continuous basis, at NAV, only in large blocks of shares called “Creation Units.” Individual Shares may only be purchased and sold on the secondary market through a broker-dealer at a market price. Since Shares trade on securities exchanges in the secondary market at their market price rather than their NAV, the Shares may trade at a price greater than (premium) or less than (discount) the Fund’s NAV. An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). Recent information, including the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is available online at www.volatilityshares.com.

Tax Information

The Fund’s distributions will generally be taxable as ordinary income, returns of capital or capital gains. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser and Foreside Fund Services, LLC, the Fund’s distributor (the “Distributor”), may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Columbus Blue Jackets ETF

Investment Objective

The Columbus Blue Jackets ETF (the “Fund” or “[__]”) seeks to provide investment results, before fees and expenses, that correspond to the performance of futures contracts on the CME FSPI NHL Columbus Blue Jackets Index.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell Shares. Investors may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example set forth below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	[___]	%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses(1)	0.00%
Total Annual Fund Operating Expenses	[___]	%
(1)	“Other Expenses” are estimates based on the expenses the Fund expects to incur for the current fiscal year.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels. This example does not include the brokerage commissions that investors may pay to buy and sell Shares.

Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years
$[__]	$[___]

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. Because the Fund is new, portfolio turnover information is unavailable at this time.

Principal Investment Strategies

The Fund is an exchange-traded fund (“ETF”) that seeks to achieve its investment objective primarily through investments in futures contracts on the CME FSPI NHL Columbus Blue Jackets Index, which is a non-investable index (the “Blue Jackets Index”). The Blue Jackets Index is designed to systemically measure the cumulative team performance of the Columbus Blue Jackets only during games played over the regular and post-season. The Blue Jackets Index is a transparent, rules-based system using official league statistics, where positive actions add points and negative actions subtract points. The Blue Jackets Index is based on fifty-five statistical measures of performance and results of team games (wins, losses and ties) that results in continuous, live statistical values that underpin the value of the Blue Jackets Index which is calculated into a trackable and tradable number. The Blue Jackets Index is based solely on these statistical factors, and the performance of other professional hockey teams in the National Hockey League® (the “NHL”), or events outside of on-ice performance by the Columbus Blue Jackets, will not impact the value of the Blue Jackets Index.

The Blue Jackets Index has an initial standardized base value of 7,500 before the season and moves up or down based on officially reported statistics from each game, including real-time movement during regular season and postseason play. At the conclusion of the postseason, the Blue Jackets Index value resets to 7,500.

The Blue Jackets Index is maintained and calculated by FutureSports (the “Index Provider”). The Blue Jackets Index methodology is designed to align with the International Organization of Securities Commissions (“IOSCO”) Principles for Financial Benchmarks and supported by published governance, oversight and methodology change procedures. The NHL serves as the official data source for the Blue Jackets Index but does not participate in index determination or governance.

The Fund obtains exposure to the Blue Jackets Index by investments in futures contracts that reference the Blue Jackets Index and that trade on an exchange registered with the Commodity Futures Trading Commission (“Blue Jackets Index Futures Contracts”), and cash, cash-like instruments or high quality securities that serve as collateral to the Fund’s investments in Blue Jackets Index Futures Contracts (“Collateral Investments”).

Under normal circumstances, the Fund will invest at least 80% of the value of its net assets (plus borrowings for investment purposes) in Blue Jackets Index-Linked Instruments. For purposes of this policy, “Blue Jackets Index-Linked Instruments” means (i) Blue Jackets Index Futures Contracts; (ii) shares of other investment companies registered under the Investment Company Act of 1940 (the “1940 Act”) that invest in similar assets to those in which the Fund may invest (“Other Investment Companies”); (iii) exchange traded options on the Blue Jackets Index or shares of Other Investment Companies; and (iv) swap agreement transactions that reference Blue Jackets Index Futures Contracts, Other Investment Companies, or the Blue Jackets Index. Certain Blue Jackets Index-Linked Instruments, such as Other Investment Companies or options thereon, are currently unavailable for investment, though are expected to become available in the future.

The Fund expects to gain investment exposure to the Blue Jackets Index by investing a portion of its assets in a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”).

The Fund does not invest directly in prediction markets, event contracts or other instruments that provide exposure to individual sporting event or season-long outcomes or to investments that provide exposure to the financial performance of individual sports teams or leagues. Instead, the Fund seeks to benefit from increases in the price of Blue Jackets Index Futures Contracts.

The investment adviser to the Fund and the Subsidiary is Volatility Shares LLC (the “Adviser” or “Volatility Shares”). The Adviser oversees the Fund and implements the day-to-day portfolio management responsibilities for the Fund. In serving as investment adviser to the Fund, the Adviser does not conduct conventional investment research or analysis or forecast market movement or trends.

The Fund is classified as a “non-diversified company” under the 1940 Act. The Fund will not concentrate its investments in securities of issuers in any industry or group of industries, as the term “concentrate” is used in the 1940 Act, except that the Fund may invest more than 25% of its total assets in Blue Jackets Index-Linked Instruments.

The Columbus Blue Jackets

The Columbus Blue Jackets are a professional ice hockey team based in Columbus, Ohio, competing in the Metropolitan Division of the NHL’s Eastern Conference. During the 2025–2026 season, the Blue Jackets finished fifth in the Metropolitan Division, ranking 17th in standings points, 16th in goals for, 16th in goals against, and 16th in goal differential. The Blue Jackets were founded in 2000 by businessman John H. McConnell. The Blue Jackets are currently owned by John P. McConnell, serving as Governor since 2012. The team has never won a Stanley Cup championship. Neither the Fund, the Trust, nor the Adviser is affiliated with the Columbus Blue Jackets.

Blue Jackets Index Futures Contracts

The Fund intends to typically enter into cash-settled Blue Jackets Index Futures Contracts as the “buyer,” except as detailed below.

In simplest terms, in a cash-settled futures market the counterparty pays cash to the buyer if the price of a futures contract goes up, and buyer pays cash to the counterparty if the price of the futures contract goes down. In order to maintain its exposure to the Blue Jackets Index, the Fund intends to exit its futures contracts as they near expiration and replace them with new futures contracts with a later expiration date. Futures contracts with a longer term to expiration may be priced higher than futures contracts with a shorter term to expiration, a relationship called “contango”. When rolling futures contracts that are in contango the Fund will close its long position by selling the shorter-term contract at a relatively lower price and buying a longer-dated contract at a relatively higher price. The presence of contango will adversely affect the performance of the Fund. Conversely, futures contracts with a longer term to expiration may be priced lower than futures contracts with a shorter term to expiration, a relationship called “backwardation”. When rolling long futures contracts that are in backwardation, the Fund will close its long position by selling the shorter-term contract at a relatively higher price and buying a longer-dated contract at a relatively lower price. The presence of backwardation may positively affect the performance of the Fund. Further, the returns of the Blue Jackets Index Futures Contracts may differ from that of the Blue Jackets Index due to the divergence in prices or the costs associated with investing in futures contracts, which may negatively impact the Fund’s returns.

The Fund invests in Blue Jackets Index Futures Contracts indirectly via the Subsidiary. The Subsidiary and the Fund will have the same investment adviser and investment objective. The Subsidiary will also follow the same general investment policies and restrictions as the Fund. Except as noted herein, for purposes of this Prospectus, references to the Fund’s investment strategies and risks include those of the Subsidiary. The Fund complies with the provisions of the 1940 Act governing investment policies and capital structure and leverage on an aggregate basis with the Subsidiary. Furthermore, the Adviser, as the investment adviser to the Subsidiary, complies with the provisions of the 1940 Act relating to investment advisory contracts as it relates to its advisory agreement with the Subsidiary. The Subsidiary also complies with the provisions of the 1940 Act relating to affiliated transactions and custody. Because the Fund intends to qualify for treatment as a regulated investment company (a “RIC”) under the Internal Revenue Code of 1986 (the “Code”), the size of the Fund’s investment in the Subsidiary will not exceed 25% of the Fund’s total assets at or around each quarter end of the Fund’s fiscal year. In order to qualify as a RIC, the Fund will have to reduce its exposure to its Subsidiary on or around the end of each of the Fund’s fiscal quarter ends. The Fund expects to reduce its exposure to its Subsidiary during these periods by investing in certain other investments as described below. During these periods, the Fund may not achieve its investment objective. At other times of the year, the Fund’s investments in the Subsidiary will significantly exceed 25% of the Fund’s total assets. The Subsidiary’s custodian is U.S. Bank, N.A.

If circumstances occur where market prices for Blue Jackets Index Futures Contracts were not readily available, the Fund would fair value its Blue Jackets Index Futures Contracts in accordance with its pricing and valuation policy and procedures for fair value determinations. Pursuant to those policies and procedures, the Adviser would consider various factors, such as pricing history; market levels prior to price limits or halts; and supply, demand, and open interest in Blue Jackets Index Futures Contracts, among other factors. The Adviser would document its proposed pricing and methodology, detailing the factors that entered into the valuation.

Collateral Investments

The Fund will also invest its assets in Collateral Investments. The Collateral Investments may consist of high-quality securities, which include: (1) U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury; (2) investment companies registered under the 1940 Act that invest in high-quality securities; and/or (3) corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by businesses that are rated investment grade or determined by the Adviser to be of comparable quality. For these purposes, “investment grade” is defined as investments with a rating at the time of purchase in one of the four highest categories of at least one nationally recognized statistical rating organization (e.g., BBB- or higher from S&P Global Ratings or Baa3 or higher from Moody’s Investors Service, Inc.).

The Collateral Investments are designed to provide liquidity, serve as margin, or otherwise collateralize the Subsidiary’s investments in Blue Jackets Index-Linked Instruments. The Fund expects that it will primarily invest its assets, and that the Subsidiary will primarily invest its assets, in Collateral Investments that are “securities,” as such term is defined under the 1940 Act.

Other Investments

In order to help the Fund maintain exposure to the Blue Jackets Index, maintain its tax status as a RIC on days in and around quarter-end, help the Fund maintain its desired exposure to Blue Jackets Index Futures Contracts when it is approaching or has exceeded position limits or accountability levels, or because of liquidity or other constraints, the Fund may invest in the following:

Reverse Repurchase Agreements

The Fund may invest in reverse repurchase agreements which are a form of borrowing in which the Fund sells portfolio securities to financial institutions and agrees to repurchase them at a mutually agreed-upon date and price that is higher than the original sale price, and use the proceeds for investment purchases.

As a result of the Fund repurchasing the securities at a higher price, the Fund will lose money by engaging in reverse repurchase agreement transactions.

As noted above, because the Fund intends to qualify for treatment as a RIC under the Code, the size of the Fund’s investment in the Subsidiary will not exceed 25% of the Fund’s total assets at or around each quarter end of the Fund’s fiscal year (the “Asset Diversification Test”). At other times of the year, the Fund’s investments in the Subsidiary will significantly exceed 25% of the Fund’s total (or gross) assets.

When the Fund seeks to reduce its total assets exposure to the Subsidiary, it may use the short-term Treasury Bills it owns (and purchase additional Treasury Bills as needed) to transact in reverse repurchase agreement transactions, which are ostensibly loans to the Fund. Those loans will increase the gross assets of the Fund, which the Adviser expects will allow the Fund to meet the Asset Diversification Test. When the Fund enters into a reverse repurchase agreement, it will either (i) be consistent with Section 18 of the 1940 Act and maintain asset coverage of at least 300% of the value of the reverse repurchase agreement; or (ii) treat the reverse repurchase agreement transactions as derivative transactions for purposes of Rule 18f-4 under the 1940 Act (“Rule 18f-4”), including as applicable, the value-at-risk based limit on leverage risk.

Other Investment Companies

The Fund may invest in shares of Other Investment Companies, that is, shares of investment companies registered under the 1940 Act that invest in similar assets to those in which the Fund may invest.

Exchange-traded option contracts on shares of Other Investment Companies.

The Fund may invest in exchange-listed option contracts on shares of Other Investment Companies, which invest in similar assets to those in which the Fund may invest. An option is a contract that gives the purchaser of the option, in return for the premium paid, the right to buy shares of an investment company, from the writer of the option (in the case of a call option), or to sell shares of the investment company to the writer of the option (in the case of a put option) at a designated price during the term of the option. The premium paid by the buyer of an option will reflect, among other things, the relationship of the exercise price to the market price and the volatility of the shares of the investment company, the remaining term of the option, supply, demand, interest rates and/or currency exchange rates. The Fund may utilize “American” style options or “European” style options. American style options are exercisable on any date prior to the expiration date of the option contract. In contrast, European style options are exercisable only on the expiration date of the option contract.

Swaps that reference Blue Jackets Index Futures Contracts, Other Investment Companies, or the Blue Jackets Index.

Swap contracts are transactions entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a swap transaction, the Fund and a counterparty will agree to exchange or “swap” payments based on the change in value of an underlying asset or benchmark. For example, the two parties may agree to exchange the return (or differentials in rates of returns) earned or realized on a particular investment or instrument. In the case of the Fund, the reference asset can be Blue Jackets Index Futures Contracts, Other Investment Companies or the Blue Jackets Index.

Principal Risks

As with all investments, there are certain risks of investing in the Fund. Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective. An investment in the Fund does not represent a complete investment program. An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, the Adviser or any of their affiliates. You should consider carefully the following risks before investing in the Fund.

Each risk noted below is considered a principal risk of investing in the Fund, regardless of the order in which it appears. The significance of each risk factor below may change over time and you should review each risk factor carefully.

Risks Specific to the Fund’s Investments

Investment Strategy Risk. The Fund, through the Subsidiary, invests primarily in Blue Jackets Index Futures Contracts. The Fund does not invest directly in prediction markets, event contracts or other instruments that provide exposure to individual sporting event or season-long outcomes or to investments that provide exposure to the financial performance of individual sports teams or leagues. Instead, the Fund seeks to benefit from increases in the price of Blue Jackets Index Futures Contracts. The price of Blue Jackets Index Futures Contracts may not be an accurate measure of the Blue Jackets Index. Consequently, the Fund may perform differently from the performance of the Blue Jackets Index. There can be no guarantee that the performance of Blue Jackets Index Futures Contracts will be highly correlated to the performance of the Blue Jackets Index. Transaction costs (including the costs associated with futures investing), position limits, the availability of counterparties and other factors may impact the cost and pricing of Blue Jackets Index Futures Contracts and decrease the correlation between the performance of Blue Jackets Index Futures Contracts and the Blue Jackets Index, over short- or long-term periods. In addition, the performance of back-month Blue Jackets Index Futures Contracts is likely to differ more significantly from the performance of the Blue Jackets Index. To the extent the Fund is invested in back-month Blue Jackets Index Futures Contracts, the performance of the Fund should be expected to deviate more significantly from the performance of the Blue Jackets Index. Moreover, because the Blue Jackets Index is uninvestable, the Fund can only gain exposure through futures contracts and other derivatives, and differences between the prices of those instruments and the levels of the Blue Jackets Index may result in the Fund experiencing larger losses or smaller gains than would be implied by changes in the Blue Jackets Index alone.

Sports Performance Risk. The Fund’s investment strategy is inherently speculative. The value of Blue Jackets Index Futures Contracts is derived from the statistical performance of a single professional sports team as measured by the Blue Jackets Index. Successfully investing in Blue Jackets Index Futures Contracts requires that the team tracked by the index performs well statistically over the course of a season, an outcome that is inherently uncertain and subject to numerous unpredictable variables, including player health, competitive dynamics, coaching decisions, and random variation in athletic performance. The Blue Jackets Index may decline in value, and there can be no assurance that the team tracked by the index will perform at or above the levels implied by the prices of Blue Jackets Index Futures Contracts at the time the Fund obtains exposure.

On-Ice Performance and Competitive Results Risk. The Fund’s investment performance is linked to the on-ice statistical performance of a single NHL team during the regular season and, if applicable, the playoffs. The prices of Blue Jackets Index Futures Contracts are expected to rise when the team performs well statistically and to fall when the team performs poorly. Competitive results in professional hockey are inherently unpredictable and can be influenced by factors entirely outside the team’s control, including the performance of opposing teams, referee calls, random puck bounces, weather affecting travel, and in-game injuries. A team may enter a season with high expectations based on roster strength, coaching hires, or offseason acquisitions, only to underperform due to chemistry issues, unexpected injuries to key players, player slumps, or tactical mismatches against divisional opponents. The NHL season extends over several months and includes 82 regular season games per team, during which even a strong team may experience prolonged losing streaks that cause material declines in the Blue Jackets Index. If the team fails to make the playoffs, the Fund will not benefit from any potential uplift in index value that could accompany postseason success. Conversely, early playoff elimination could cause sharp declines in futures prices if the market had priced in deeper postseason performance. Because the Fund is concentrated in a single NHL team, there is no opportunity to offset poor on-ice performance by gaining exposure to a stronger team or a different sport.

Blue Jackets Index Investing Risk. The Fund is indirectly exposed to the risks of the Blue Jackets Index through its investments in Blue Jackets Index Futures Contracts and other Blue Jackets Index-Linked Instruments. The Fund does not invest in the Blue Jackets Index, which is an uninvestable index. The performance of the Blue Jackets Index will be very different from a portfolio of Blue Jackets Index Futures Contracts.

The Blue Jackets Index moves up or down based on officially reported statistics from every game, match, or event throughout the regular season and postseason. Positive statistical actions (e.g., goals scored, points earned) add value to the index, while negative actions (e.g., opponent scoring, penalties or setbacks) subtract value. Poor statistical performance by the Columbus Blue Jackets could have a significant negative impact on the level of the Blue Jackets Index and therefore the value of the Fund. In addition, unlike instruments that are based on tradable reference assets, the Blue Jackets Index Futures Contracts and Blue Jackets Index-Linked Instruments are tied to an index that is not directly investable and, thus, have settlement prices based on the calculation of that index, not the price of a tradable asset.

Concentrated Single-Team Exposure Risk. The Fund’s investment strategy results in concentrated exposure to a single professional sports team’s statistical performance (i.e., the Columbus Blue Jackets) as measured by an index. Unlike diversified funds that spread risk across multiple asset classes, sectors, or issuers, the Fund’s performance is primarily driven by the statistical output of one team over the course of a season. As a result, the Fund is more susceptible to risks affecting that team, including player injuries, suspensions, trades, retirements, coaching changes, front-office turnover, league sanctions, labor disputes, lockouts, or other events that directly or indirectly influence the team’s on-ice statistical performance. This degree of concentration will likely increase volatility in the Fund’s NAV, heighten the likelihood of significant losses over short periods, and cause the Fund’s returns to diverge substantially from those of more diversified investments. Additionally, because the Fund is concentrated in a single team, it is inherently concentrated in a single professional sports league. This subjects the Fund to league-specific risks, including league-wide labor disputes, broad scandal, changes to the structure or rules of the league, or events that cause the cancellation or suspension of games. The Fund has no ability to rotate exposure into a different team, sport, or league in response to adverse developments affecting the team to which it has exposure.

Insider Trading and Information Asymmetry Risk. Unlike securities markets, which are governed by well-established insider trading prohibitions under the Securities Exchange Act of 1934, the legal framework governing trading on the basis of material, non-public information in the context of commodity futures is less developed. While the CFTC has broad anti-manipulation and anti-fraud authority under the Commodity Exchange Act (“CEA”), specific rules and judicial precedent addressing what constitutes improper trading on non-public information in the context of sports-linked futures remain nascent. Certain individuals may possess material, non-public information that could affect the statistical performance of the Blue Jackets Index and, consequently, the prices of Blue Jackets Index Futures Contracts. Such individuals may include, without limitation, team coaches, players, trainers, team medical staff, front office personnel, referees, officials, league personnel, or sports data providers. For example, undisclosed injuries to key players or undisclosed lineup changes could materially affect the level of the Blue Jackets Index. Such persons could trade Blue Jackets Index Futures Contracts or Fund Shares to profit from their informational advantage prior to public disclosure. There is no guarantee that exchanges, the CME, or the CFTC will successfully detect and prevent such trading, and the Fund has no means of preventing such individuals from purchasing or selling Fund Shares. The participation of informed insiders in the market for Blue Jackets Index Futures Contracts can create adverse selection for other market participants and distort market prices. Because the Fund is concentrated in a single team, the impact of insider trading on the Fund may be more pronounced than in markets with broader diversification.

League Credibility and Sports Integrity Risk. The Blue Jackets Index is calculated based on official league statistics derived from the games of a single professional sports team, and the integrity of those games is fundamental to the reliability of the index. Efforts to interfere with the team’s games, including match-fixing, point-shaving, or referee manipulation, could materially affect the statistical data upon which the Blue Jackets Index is based, create significant uncertainty regarding index levels, and cause pronounced price volatility in Blue Jackets Index Futures Contracts. Confirmed or suspected game interference may also prompt legislative or regulatory responses, including restrictions on sports-linked financial products or emergency rulemaking by the CFTC, that could restrict the listing or trading of Blue Jackets Index Futures Contracts. Even widely publicized allegations of interference, absent actual misconduct, could undermine market confidence in the Blue Jackets Index and the futures contracts that reference it.

Gaming and State Regulatory Litigation Risk. Exchanges that list sports-linked financial instruments, including Blue Jackets Index Futures Contracts, may be subject to legal challenges brought by state attorneys general, state gaming commissions, and other state-level actors asserting that such instruments constitute regulated gambling or gaming activity under state law, notwithstanding that such contracts are listed on a CFTC-regulated exchange. Such proceedings may assert that the listing of sports-linked contracts violates state gaming statutes, requires state gaming or sports wagering licenses, or constitutes an illegal gambling enterprise. These exchanges, and the CFTC in certain court filings, have asserted that the CEA and the CFTC’s exclusive jurisdiction over CFTC-regulated exchanges preempts state gaming regulations. There is no assurance that federal courts will rule in favor of federal preemption, and resolution may require years of litigation and potentially appellate review. An adverse ruling could result in the suspension or cessation of trading in Blue Jackets Index Futures Contracts, material operational restrictions, significant financial penalties, or the effective loss of the ability to list sports-linked futures. Any of these outcomes could materially and adversely affect the Fund’s ability to achieve its investment objective and could result in significant losses.

Platform and Distribution Restriction Risk. Broker-dealers, registered investment adviser platforms, wirehouses, and other financial intermediaries may refuse to list, recommend, or permit purchases of Fund Shares through their platforms due to the Fund’s association with sports performance outcomes and the perception that such products are akin to sports wagering, regardless of the Fund’s legal status as a registered investment company under the 1940 Act. Certain intermediaries may permit only unsolicited purchases, prohibit financial advisers from recommending the Fund, or exclude the Fund from model portfolios entirely. These restrictions could limit the Fund’s accessible investor base, constrain assets under management, reduce secondary market liquidity, widen bid-ask spreads, and increase the likelihood that Fund Shares will trade at significant premiums or discounts to net asset value. Even if an intermediary initially permits distribution, it may subsequently restrict access in response to adverse regulatory developments, reputational concerns, or changes in compliance policies. If a significant number of intermediaries refuse to distribute Fund Shares, the Fund may be unable to achieve sufficient scale, which could increase the Fund’s expense ratio, reduce trading volume, and impair the Fund’s ability to operate effectively.

Novel Market Risk. Blue Jackets Index Futures Contracts are a novel asset class with limited trading history. The market may not develop the depth, liquidity, or trading efficiency associated with more established futures markets, and its pricing may be influenced by factors unrelated to fundamental assessments of team performance, including speculative activity, behavioral biases, regulatory headlines, or concentrated participation by a limited number of traders. There is limited historical data on which to base expectations regarding future price behavior, volatility patterns, or the costs associated with maintaining exposure, and traditional risk metrics may not accurately capture the risks of investing in this market. There can be no assurance that the market for Blue Jackets Index Futures Contracts will achieve or sustain the level of participation, liquidity, and price discovery necessary for the Fund to effectively pursue its investment objective.

Limited Price Discovery and Market Depth Risk. Because Blue Jackets Index Futures Contracts are a newly created instrument class, the market may lack the depth, breadth, and participation necessary for reliable price discovery. Traditional commodity futures markets benefit from decades of participation by commercial hedgers, speculators, and arbitrageurs whose activities contribute to efficient pricing. The market for Blue Jackets Index Futures Contracts is expected to have few, if any, natural commercial hedgers, and may be dominated by retail speculators, algorithmic traders, or a small number of institutional participants. This concentrated participation could result in prices that do not accurately reflect fair value, wider bid-ask spreads, and elevated intraday price volatility. In thin markets, even modest order flow from the Fund could move prices against the Fund, increasing transaction costs and reducing returns. There can be no assurance that the market for Blue Jackets Index Futures Contracts will develop sufficient liquidity over time, and the Fund may be unable to establish or exit positions at prices the Fund considers favorable.

Seasonality and Offseason Risk. The Blue Jackets Index resets to a standardized base value prior to the start of each sports season and has a defined life cycle that ends following the postseason. Because the Fund tracks a single team in a single sport, the Fund is tied to that sport’s competitive calendar and has no ability to diversify across sports or rotate into a sport that is in-season when the team’s sport is not. During the playing season, the Blue Jackets Index moves in real-time based on officially reported game statistics, and the prices of Blue Jackets Index Futures Contracts are expected to reflect both the current index level and market expectations regarding future team performance. During the offseason, however, the Blue Jackets Index will not move because no games are being played, and the Fund’s exposure to Blue Jackets Index Futures Contracts will behave differently than during the playing season. The Fund anticipates maintaining exposure to Blue Jackets Index Futures Contracts during the offseason. Although the underlying index will be static during this period, the prices of Blue Jackets Index Futures Contracts may still fluctuate based on market expectations regarding the team’s prospects for the upcoming season, including coaching changes, player trades, draft picks, free agent signings, injury recovery timelines, training camp developments, and other factors that affect the market’s assessment of the team’s likely statistical performance. However, because the index itself is not moving during the offseason, the magnitude of futures price movements may be reduced relative to the playing season, and the relationship between futures prices and the underlying index level may be less predictable. There can be no assurance that the Fund’s offseason futures holdings will appreciate in value, and the Fund may experience losses during the offseason if market sentiment regarding the team’s upcoming season deteriorates. In addition, there can be no assurance that Blue Jackets Index Futures Contracts will be available in sufficient volume or at favorable pricing during the offseason or at the start of a new season.

League Discontinuation, Lockout, or Strike Risk. The Fund’s ability to invest in Blue Jackets Index Futures Contracts depends on the continued operation of the NHL and the playing of scheduled games. Labor disputes between the NHL and its players’ union could result in a lockout or strike that suspends or cancels all or a significant portion of a season. The NHL has previously experienced work stoppages, including a full-season cancellation in 2004-2005. During any such period, no games would be played, the Blue Jackets Index would not generate data, and trading in Blue Jackets Index Futures Contracts could be suspended or severely impaired. The Fund would be unable to pursue its investment strategy during such a period, may be forced to liquidate positions at disadvantageous prices, and could experience substantial losses. Even after a labor dispute is resolved, the shortened or restructured season could materially change the statistical patterns underlying the index methodology. In addition, force majeure events such as a pandemic, natural disaster, or other circumstances beyond the control of the league could cause widespread game cancellations or delays. There can be no assurance that the league will not experience a work stoppage or other extended interruption during the Fund’s investment period, or that the Fund will be able to recover any losses incurred as a result of such events.

Index Provider and Data Dependency Risk. The Blue Jackets Index is maintained and calculated by a single Index Provider, FutureSports. If the Index Provider were to experience operational failures, cease operations, lose its data feed from the applicable sports league, experience a cybersecurity breach, or otherwise become unable to calculate the Blue Jackets Index, Blue Jackets Index Futures Contracts may have no reliable reference value, which could materially and adversely affect the value of the Fund. In addition, the Blue Jackets Index is calculated solely on the basis of officially reported statistics from a single sports league. The league serves as the data source but does not participate in index determination or governance. If the league were to report incorrect statistics, issue post-game corrections, change how it reports or categorizes statistics, delay reporting, or discontinue the provision of data to the Index Provider, the settlement prices of Blue Jackets Index Futures Contracts could be based on erroneous or incomplete data. Furthermore, the Index Provider controls the methodology by which official statistics are translated into index points. If the Index Provider amends or discontinues its methodology, the behavior of the Blue Jackets Index could change materially and the futures market may not immediately price in such changes. The Blue Jackets Index is calculated in real-time while games are being played, which introduces latency, data-feed, and computational risks that differ from those associated with traditional financial indexes.

Trading Hours and Sporting Event Timing Risk. NHL games may occur during evening hours, on weekends, and on holidays when the Exchange is closed and when the market for Blue Jackets Index Futures Contracts may have limited or no trading activity. Because the Blue Jackets Index moves in real-time while games are being played, material index movements may occur during periods when investors are unable to buy or sell Shares or when Blue Jackets Index Futures Contracts are not actively trading. As a result, the opening price of Shares and the prices of Blue Jackets Index Futures Contracts on the next trading session may differ significantly from the prior session’s closing prices, potentially resulting in large gaps at the open. Shareholders may not be able to sell their Shares until after such a gap has been fully realized, resulting in an inability to mitigate losses in a declining market.

Futures Contracts Risk. Risks of futures contracts include: (i) an imperfect correlation between the value of the futures contract and the underlying asset; (ii) possible lack of a liquid secondary market; (iii) the inability to close a futures contract when desired; (iv) losses caused by unanticipated market movements, which may be unlimited; (v) an obligation for the Fund to make daily cash payments to maintain its required margin, particularly at times when the Fund may have insufficient cash; and (vi) unfavorable execution prices from rapid selling. Unlike equities, which typically entitle the holder to a continuing stake in a corporation, futures contracts normally specify a certain date for settlement in cash based on the reference asset. As the futures contracts approach expiration, they may be replaced by similar contracts that have a later expiration. This process is referred to as “rolling.” If the market for these contracts is in “contango,” meaning that the prices of futures contracts in the nearer months are lower than the price of contracts in the distant months, the sale of the near-term month contract would be at a lower price than the longer-term contract, resulting in a cost to “roll” the futures contract. The actual realization of a potential roll cost will be dependent upon the difference in price of the near and distant contract. Because the margin requirement for futures contracts is less than the value of the assets underlying the futures contract, futures trading involves a degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 40% of the value of the futures contract is deposited as margin, a subsequent 20% decrease in the value of the futures contract would result in a loss of half of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A decrease in excess of 40% would result in a loss exceeding the original margin deposit, if the futures contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount initially invested in the futures contract. However, the Fund would presumably have sustained comparable losses if, instead of investing in the futures contract, it had invested in the underlying financial instrument and sold it after the decline. Further, if the market for Blue Jackets Index Futures Contracts is in a period of contango, if the performance of the Blue Jackets Index and the price of Blue Jackets Index Futures Contracts were to decline, the Fund would experience the negative impact of contango. The impact of backwardation or contango may lead to the returns of the Fund to vary significantly from the total return of other price references. Additionally, in the event of a prolonged period of contango, and absent the impact of rising or falling pricing in the Blue Jackets Index, this could have a significant negative impact on the Fund’s NAV and total return.

Position Limits and Price Limits

The CFTC and various exchanges on which Blue Jackets Index Futures Contracts trade have established position limits and price limits for Blue Jackets Index Futures Contracts. Position limit regulation and price limit regulation serve distinct purposes and are regulated differently.

Position limits are designed to prevent excessive speculation that could cause sudden or unreasonable fluctuations in the price of a commodity. They limit the maximum number of contracts a person or entity can hold in a particular commodity.

Price limits are mechanisms to maintain orderly markets by restricting the price range within which futures contracts can trade during a trading session. They prevent extreme price movements that could disrupt market stability. Price limits are typically set as a percentage of the previous day's settlement price. When price limits are hit, trading may be halted or expanded depending on the product and regulatory rules. Unlike position limits, price limits do not restrict the number of contracts a trader can hold but rather the price at which those contracts can be traded. When a price limit is hit, the market for Blue Jackets Index Futures Contracts may temporarily halt until price limits can be expanded or trading may be stopped for the day.

If the Fund is unable to buy or sell Blue Jackets Index Futures Contracts as a result of position limits being hit or price limits that result in a halted or closed market—or for other reasons including limited liquidity in the market for Blue Jackets Index Futures Contracts, a disruption to the market for Blue Jackets Index Futures Contracts, or as a result of margin requirements, accountability levels, or other limitations imposed by the Fund’s futures commission merchants (“FCMs”), the listing exchanges, or the CFTC—the Adviser would take such action as it believes appropriate and in the best interest of the Fund in consideration of the facts and circumstances at such time, including: (i) investing in Blue Jackets Index-Linked Instruments that are not Blue Jackets Index Futures Contracts; (ii) requiring that authorized participants purchase and redeem in large blocks of shares called “Creation Units” through an exchange for related position (EFRP) method rather than in cash; (iii) applying increased authorized participant variable transaction fees for purchases or redemptions of Creation Units made in cash; or (iv) de-levering the Fund, relative to its investment objective, by an amount reflecting prevailing price limits. In addition, the Fund generally may suspend the issuance of Creation Units only for a limited time and only due to extraordinary circumstances, such as when the markets on which the ETF’s portfolio holdings are traded are closed for a limited period of time; that is to say, when the Fund is unable to increase its exposure to underlying assets.

Cost of Futures Investment Risk. When a Blue Jackets Index Futures Contract is nearing expiration, the Fund will generally sell it and use the proceeds to buy a Blue Jackets Index Futures Contract with a later expiration date. This is commonly referred to as “rolling”.

If the Fund rolls Blue Jackets Index Futures Contracts that are in contango, the Fund would sell a lower priced, expiring contract and purchase a higher priced, longer-dated contract. The price difference between the expiring contract and longer-dated contract associated with rolling Blue Jackets Index Futures Contracts is typically substantially higher than the price difference associated with rolling other futures contracts. Contango in the market for Blue Jackets Index Futures Contracts may have a significant adverse impact on the performance of the Fund and may cause Blue Jackets Index Futures Contracts and the Fund to underperform the Blue Jackets Index. Both contango and backwardation would reduce the Fund’s correlation to the Blue Jackets Index and may limit or prevent the Fund from achieving its investment objective. The impact of both contango and backwardation may also be greater to the extent the Fund invests in back-month Blue Jackets Index Futures Contracts.

Investment Capacity Risk. If the Fund’s ability to obtain exposure to Blue Jackets Index Futures Contracts consistent with its investment objective is disrupted for any reason, including but not limited to, limited liquidity in the market for Blue Jackets Index Futures Contracts, a disruption to the market for Blue Jackets Index Futures Contracts, or as a result of margin requirements or position limits imposed by the Fund’s FCMs, the CME, or the CFTC, and the Fund could not otherwise meet its investment objective through the use of other investments discussed above, the Fund would not be able to achieve its investment objective and may experience significant losses.

Liquidity Risk. The market for the Blue Jackets Index Futures Contracts may be subject to periods of illiquidity. During such times it may be difficult or impossible to buy or sell a position at the desired price. Market disruptions or volatility can also make it difficult to find a counterparty willing to transact at a reasonable price and sufficient size. Illiquid markets may cause losses, which could be significant. Large positions also increase the risk of illiquidity, which may make the Fund’s positions more difficult to liquidate, and increase the losses incurred while trying to do so.

Derivatives Risk. In addition to Blue Jackets Index Futures Contracts, the Fund may obtain exposure through the following other derivatives: (1) exchange traded options on Other Investment Companies and/or (2) swap agreement transactions that reference Blue Jackets Index Futures Contracts, Other Investment Companies, or the Blue Jackets Index.

Investing in derivatives may be considered aggressive and may expose the Fund to risks different from, or possibly greater than, the risks associated with investing directly in the reference asset(s) underlying the derivative (e.g., the securities or commodities contained in the Fund). The use of derivatives may result in larger losses or smaller gains than directly investing in securities or commodities. The risks of using derivatives include: (1) the risk that there may be imperfect correlation between the price of the financial instruments and movements in the prices of the reference asset(s); (2) the risk that an instrument is mispriced; (3) credit or counterparty risk on the amount a Fund expects to receive from a counterparty; (4) the risk that securities prices, interest rates and currency markets will move adversely and a Fund will incur significant losses; (5) the risk that the cost of holding a financial instrument might exceed its total return; and (6) the possible absence of a liquid secondary market for a particular instrument and possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to adjust a Fund’s position in a particular instrument when desired. Each of these factors may prevent a Fund from achieving its investment objective and may increase the volatility (i.e., fluctuations) of the Fund’s returns. Because derivatives often require limited initial investment, the use of derivatives also may expose a Fund to losses in excess of those amounts initially invested.

The performance of any Blue Jackets Index-Linked Instrument may not track the performance of its underlying benchmark due to embedded costs and other factors. Thus, to the extent the Fund invests in swaps that use a Blue Jackets Index-Linked Instrument as the reference asset, the Fund may be subject to greater correlation risk and may not achieve as high a degree of correlation with its investment objective than if the Fund only used Blue Jackets Index Futures Contracts.

Swap Agreements Risk. The Fund may enter into cash-settled swaps and other derivatives to gain exposure to an underlying asset without actually purchasing such asset. Swaps are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on a particular pre-determined interest rate, commodity, security, indexes, or other assets or measurable indicators. The primary risks associated with the use of swaps are mispricing or improper valuation, imperfect correlation between movements in the notional amount and the price of the underlying investments, and the failure of a counterparty to perform. If a counterparty’s creditworthiness for an over-the-counter swap declines, the value of the swap would likely decline. Moreover, there is no guarantee that the Fund could eliminate its exposure under an outstanding swap by entering into an offsetting swap with the same or another party. In addition, the Fund may use a combination of swaps on an underlying index.

Options Risk. The Fund may purchase exchange-traded options that reference shares of Other Investment Companies. Transactions in options generally require less capital than equivalent stock transactions. They may return smaller dollar figures but a potentially greater percentage of the investment than equivalent stock transactions. The potential profit is limited to the premium received for the contract. The potential loss can be unlimited. While leverage means the percentage returns can be significant, the amount of cash required is smaller than equivalent stock transactions. It is possible to lose the entire principal invested, and sometimes more. As an options holder, a Fund risks the entire amount of the premium it pays. But as an options writer, it takes on a much higher level of risk. For example, if the Fund writes an uncovered call, it faces unlimited potential loss, since there is no cap on how high a stock price can rise. When buying options, a Fund risks losing the premium paid, plus commissions and fees.

Reverse Repurchase Agreements Risk. The Fund may invest in reverse repurchase agreements. Reverse repurchase agreements are transactions in which the Fund sells portfolio securities to financial institutions such as banks and broker-dealers, and agrees to repurchase them at a mutually agreed-upon date and price which is higher than the original sale price. Reverse repurchase agreements are a form of leverage and the use of reverse repurchase agreements by the Fund may increase the Fund’s volatility. The Fund incurs costs, including interest expenses, in connection with the opening and closing of reverse repurchase agreements that will be borne by the shareholders.

Reverse repurchase agreements are also subject to the risk that the other party to the reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Fund. In situations where the Fund is required to post collateral with a counterparty, the counterparty may fail to segregate the collateral or may commingle the collateral with the counterparty’s own assets. As a result, in the event of the counterparty’s bankruptcy or insolvency, the Fund’s collateral may be subject to the conflicting claims of the counterparty’s creditors, and the Fund may be exposed to the risk of a court treating the Fund as a general unsecured creditor of the counterparty, rather than as the owner of the collateral. There can be no assurance that a counterparty will not default and that the Fund will not sustain a loss on a transaction as a result.

Reverse repurchase agreements also involve the risk that the market value of the securities sold by the Fund may decline below the price at which it is obligated to repurchase the securities. In addition, when the Fund invests the proceeds it receives in a reverse repurchase transaction, there is a risk that those investments may decline in value. In this circumstance, the Fund could be required to sell other investments in order to meet its obligations to repurchase the securities.

Risks Related to Investing in Other Investment Companies. The Fund may invest in long or short positions in Other Investment Companies (i.e., investment companies registered under the 1940 Act that invest in similar assets to those in which the Fund may invest). Investing in Other Investment Companies may involve duplication of advisory or management fees and certain other expenses. By investing in Other Investment Companies, the Fund becomes a shareholder of that Other Investment Company. As a result, Fund shareholders indirectly bear the Fund’s proportionate share of the fees and expenses paid by shareholders of the Other Investment Company, in addition to the fees and expenses Fund shareholders bear in connection with the Fund’s own operations. As a shareholder, the Fund must rely on the Other Investment Company to achieve its investment objective. The Fund’s performance may be magnified positively or negatively by virtue of its investment in the Other Investment Company. If the Other Investment Company fails to achieve its investment objective, the value of the Fund’s investment could decline, thus affecting the Fund’s performance. In addition, because certain Other Investment Company shares are listed on national stock exchanges and are traded like stocks on an exchange, their shares potentially may trade at a discount or a premium. Investments in such shares may be subject to brokerage and other trading costs, which could result in greater expenses to the Fund. Finally, because the value of certain Other Investment Company shares may depend on the demand in the market, the Adviser may not be able to liquidate the Fund’s holdings in those shares at the most optimal time, adversely affecting the Fund’s performance.

Collateral Investments Risk. The Fund’s use of Collateral Investments may include obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities, including bills, notes and bonds issued by the U.S. Treasury, investment companies registered under the 1940 Act that invest in high-quality securities and corporate debt securities, such as commercial paper.

Some securities issued or guaranteed by federal agencies and U.S. Government-sponsored instrumentalities may not be backed by the full faith and credit of the United States, in which case the investor must look principally to the agency or instrumentality issuing or guaranteeing the security for ultimate repayment, and may not be able to assert a claim against the United States itself in the event that the agency or instrumentality does not meet its commitment. The U.S. Government, its agencies and instrumentalities do not guarantee the market value of their securities, and consequently, the value of such securities may fluctuate. Although the Fund may hold securities that carry U.S. Government guarantees, these guarantees do not extend to the Shares.

Investment companies that invest in high-quality securities are subject to management fees and other expenses. Therefore, investments in these funds will cause the Fund to bear indirectly a proportional share of the fees and costs of the funds in which it invests. At the same time, the Fund will continue to pay its own management fees and expenses with respect to all of its assets, including any portion invested in the shares of such fund. It is possible to lose money by investing in investment companies that invest in high-quality securities.

Corporate debt securities such as commercial paper generally are short-term unsecured promissory notes issued by businesses. Corporate debt may carry variable or floating rates of interest. Corporate debt securities carry both credit risk and interest rate risk. Credit risk is the risk that the Fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it is due.

Asset Concentration Risk. Since the Fund may take concentrated positions in Blue Jackets Index Futures Contracts, the Fund’s performance may be hurt disproportionately and significantly by the poor performance of those positions to which it has significant exposure. Asset concentration makes the Fund more susceptible to any single occurrence affecting the underlying positions and may subject the Fund to greater market risk than more diversified funds.

Counterparty Risk. The Fund will be subject to credit risk (i.e., the risk that a counterparty is unwilling or unable to make timely payments or otherwise meet its contractual obligations) with respect to the amount the Fund expects to receive from counterparties to: Blue Jackets Index Futures Contracts; reverse repurchase agreements; swaps on Blue Jackets Index Futures Contracts, Other Investment Companies, or the Blue Jackets Index.

The Fund may be negatively impacted if a counterparty becomes bankrupt or otherwise fails to perform its obligations under such an agreement. The Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding and the Fund may obtain only limited recovery or may obtain no recovery in such circumstances. In order to attempt to mitigate potential counterparty credit risk, the Fund typically enters into transactions with major financial institutions.

The counterparty to an exchange-traded futures contract is subject to the credit risk of the clearing house and the FCM through which it holds its position. Specifically, the FCM or the clearing house could fail to perform its obligations, causing significant losses to the Fund. For example, the Fund could lose margin payments it has deposited with an FCM as well as any gains owed but not paid to the Fund, if the FCM or clearing house becomes insolvent or otherwise fails to perform its obligations. Credit risk of market participants with respect to derivatives that are centrally cleared is concentrated in a few clearing houses and it is not clear how an insolvency proceeding of a clearing house would be conducted and what impact an insolvency of a clearing house would have on the financial system. Under current CFTC regulations, a FCM maintains customers’ assets in a bulk segregated account. If a FCM fails to do so, or is unable to satisfy a substantial deficit in a customer account, its other customers may be subject to risk of loss of their funds in the event of that FCM’s bankruptcy. In that event, in the case of futures, the FCM’s customers are entitled to recover, even in respect of property specifically traceable to them, only a proportional share of all property available for distribution to all of that FCM’s customers. In addition, if the FCM does not comply with the applicable regulations, or in the event of a fraud or misappropriation of customer assets by the FCM, the Fund could have only an unsecured creditor claim in an insolvency of the FCM with respect to the margin held by the FCM. FCMs are also required to transfer to the clearing house the amount of margin required by the clearing house, which amount is generally held in an omnibus account at the clearing house for all customers of the FCM. In addition, the Fund may enter into futures contracts and repurchase agreements with a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. The Fund does not specifically limit its counterparty risk with respect to any single counterparty.

Further, there is a risk that no suitable counterparties are willing to enter into reverse repurchase agreements with the Fund, or continue to enter into, reverse repurchase agreement transactions with the Fund and, as a result, the Fund may not be able to achieve its investment objective. There is also the risk that the Fund may not be able to engage in reverse repurchase agreement transactions because suitable counterparties refuse to enter into transactions with the Fund. Contractual provisions and applicable law may prevent or delay the Fund from exercising its rights to terminate an investment or transaction with a financial institution experiencing financial difficulties, or to realize on collateral, and another institution may be substituted for that financial institution without the consent of the Fund. If the credit rating of a counterparty to a futures contract and/or repurchase agreement declines, the Fund may nonetheless choose or be required to keep existing transactions in place with the counterparty, in which event the Fund would be subject to any increased credit risk associated with those transactions. Also, in the event of a counterparty’s (or its affiliate’s) insolvency, the possibility exists that the Fund’s ability to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral, could be stayed or eliminated under special resolution regimes adopted in the United States, the European Union and various other jurisdictions. Such regimes provide government authorities with broad authority to intervene when a financial institution is experiencing financial difficulty. In particular, the regulatory authorities could reduce, eliminate, or convert to equity the liabilities to the Fund of a counterparty who is subject to such proceedings in the European Union (sometimes referred to as a “bail in”).

Credit Risk. An issuer or other obligated party of a debt security may be unable or unwilling to make dividend, interest and/or principal payments when due. In addition, the value of a debt security may decline because of concerns about the issuer’s ability or unwillingness to make such payments.

Debt Securities Risk. Investments in debt securities subject the holder to the credit risk of the issuer. Credit risk refers to the possibility that the issuer or other obligor of a security will not be able or willing to make payments of interest and principal when due. Generally, the value of debt securities will change inversely with changes in interest rates. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. During periods of falling interest rates, the income received by the Fund may decline. If the principal on a debt security is prepaid before expected, the prepayments of principal may have to be reinvested in obligations paying interest at lower rates. Debt securities generally do not trade on a securities exchange making them generally less liquid and more difficult to value than common stock.

Interest Rate Risk. Interest rate risk is the risk that the value of the debt securities in the Fund’s portfolio will decline because of rising market interest rates. Interest rate risk is generally lower for shorter term debt securities and higher for longer-term debt securities. Duration is a reasonably accurate measure of a debt security’s price sensitivity to changes in interest rates and a common measure of interest rate risk. Duration measures a debt security’s expected life on a present value basis, taking into account the debt security’s yield, interest payments and final maturity. In general, duration represents the expected percentage change in the value of a security for an immediate 1% change in interest rates. For example, the price of a debt security with a three-year duration would be expected to drop by approximately 3% in response to a 1% increase in interest rates. Therefore, prices of debt securities with shorter durations tend to be less sensitive to interest rate changes than debt securities with longer durations. As the value of a debt security changes over time, so will its duration.

Clearing Broker Risk. The Fund’s investments in exchange-traded futures contracts expose it to the risks of a clearing broker (or a FCM). Under current regulations, a clearing broker or FCM maintains customers’ assets in a bulk segregated account. There is a risk that Fund assets deposited with the clearing broker to serve as margin may be used to satisfy the broker’s own obligations or the losses of the broker’s other clients. In the event of default, the Fund could experience lengthy delays in recovering some or all of its assets and may not see any recovery at all. Furthermore, the Fund is subject to the risk that no FCM is willing or able to clear the Fund’s transactions or maintain the Fund’s assets. If the Fund’s FCMs are unable or unwilling to clear the Fund’s transactions, or if the FCM refuses to maintain the Fund’s assets, the Fund will be unable to have its orders for Blue Jackets Index Futures Contracts fulfilled or assets custodied. In such a circumstance, the performance of the Fund will likely deviate from the performance of changes in the Blue Jackets Index and may result in the proportion of Blue Jackets Index Futures Contracts in the Fund’s portfolio relative to the total assets of the Fund to decrease.

Non-Diversification Risk. The Fund is classified as a “non-diversified company” under the 1940 Act. As a result, the Fund is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by the diversification requirements imposed by the Code. The Fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly invested in certain issuers.

Risks Related to the Management of the Fund

Active Management Risk. The Fund is actively managed, and its performance reflects investment decisions that the Adviser makes for the Fund. Such judgments about the Fund’s investments may prove to be incorrect. If the investments selected and the strategies employed by the Fund fail to produce the intended results, the Fund could underperform as compared to other funds with similar investment objectives and/or strategies, or could have negative returns.

Frequent Trading Risk. The Fund regularly purchases and subsequently sells (i.e., “rolls”) individual futures contracts throughout the year so as to maintain a fully invested position. As the contracts near their expiration dates, the Fund rolls them over into new contracts. This frequent trading of contracts may increase the amount of commissions or mark-ups to broker-dealers that the Fund pays when it buys and sells contracts, which may detract from the Fund’s performance. High portfolio turnover may result in the Fund paying higher levels of transaction costs and may generate greater tax liabilities for shareholders. Frequent trading risk may cause the Fund’s performance to be less than expected.

Rebalancing Risk. If for any reason the Fund is unable to rebalance all or a portion of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund may be over- or under-exposed to the returns of the Blue Jackets Index. Additionally, because the market for Blue Jackets Index Futures Contracts is nascent and may be thinly traded, the Fund’s own trading activity, including purchases, sales, and rolling of contracts, could materially influence the prices of Blue Jackets Index Futures Contracts. If the Fund represents a significant portion of the open interest or trading volume, its activity could move prices against it, resulting in higher costs and reduced returns. If other market participants anticipate the Fund’s trading patterns, they may engage in front-running or other anticipatory trading strategies that further increase the Fund’s transaction costs. The trading activity associated with such transactions will contribute to the existing trading volume on the underlying futures contracts and may adversely affect the market price of such underlying futures contracts.

Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or systems failures. The Fund and the Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

Valuation Risk. The Fund or the Subsidiary may hold securities or other assets that may be valued on the basis of factors other than market quotations. This may occur because the asset or security does not trade on a centralized exchange, or in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” assets or securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, there is no assurance that the Fund or the Subsidiary could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund or the Subsidiary would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund or the Subsidiary at that time. The Fund’s ability to value investments may be impacted by technological issues or errors by pricing services or other third-party service providers.

New Fund Risk. As of the date of this prospectus, the Fund has no operating history and currently has fewer assets than larger funds. Like other new funds, large inflows and outflows may impact the Fund’s market exposure for limited periods of time. This impact may be positive or negative, depending on the direction of market movement during the period effected.

Risks Related to Trading of Shares

Trading Issues Risk. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. The Fund may have difficulty maintaining its listing on the Exchange in the event the Fund’s assets are small, the Fund does not have enough shareholders, or if the Fund is unable to proceed with creation and/or redemption orders.

Authorized Participant Concentration Risk. Only an “authorized participant” or “AP” (i.e., broker-dealers and large institutional investors that have entered into participation agreement with the Fund) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that act as APs on an agency basis (i.e. on behalf of other market participants). To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem, in either of these cases, Shares may trade at a discount to the Fund’s net asset value and possibly face delisting.

Market Maker Risk. If the Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of Shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s net asset value and the price at which the Shares are trading on the Exchange, which could result in a decrease in value of the Shares. In addition, decisions by market makers or APs to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Shares trading at a discount to net asset value and also in greater than normal intra-day bid-ask spreads for Shares.

Premium/Discount Risk. The market price of the Fund’s Shares will generally fluctuate in accordance with changes in the Fund’s net asset value as well as the relative supply of and demand for Shares on the Exchange. The Fund’s market price may deviate from the value of the Fund’s underlying portfolio holdings, particularly in time of market stress, with the result that investors may pay more or receive less than the underlying value of the Shares bought or sold. The Adviser cannot predict whether Shares will trade below, at, or above their net asset value because the Shares trade on the Exchange at market prices and not at net asset value. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related, but not identical, to the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. However, given that Shares can only be purchased and redeemed in Creation Units, and only to and from broker-dealers and large institutional investors that have entered into participation agreements (unlike shares of closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset value), the Adviser believes that large discounts or premiums to the net asset value of Shares should not be sustained. In addition, because the Fund provides exposure to the statistical performance of a single professional sports team, demand for Shares may be influenced by fan loyalty, emotional attachment, and team-related sentiment rather than by rational assessments of the Fund’s expected risk-adjusted returns. These demand patterns could increase intraday volatility in Fund Shares, widen bid-ask spreads, and result in investors purchasing or selling Shares at prices that do not reflect the Fund’s underlying NAV. During stressed market conditions, the market for the Fund’s Shares may become less liquid in response to deteriorating liquidity in the market for the Fund’s underlying portfolio holdings, which could in turn lead to differences between the market price of the Fund’s Shares and their net asset value. This can be reflected as a spread between the bid and ask prices for the Fund quoted during the day or a premium or discount in the closing price from the Fund’s NAV.

Active Market Risk. Although the Shares are listed for trading on the Exchange, there can be no assurance that an active trading market for the Shares will develop or be maintained. Shares trade on the Exchange at market prices that may be below, at or above the Fund’s net asset value. Securities, including the Shares, are subject to market fluctuations and liquidity constraints that may be caused by such factors as economic, political, or regulatory developments, changes in interest rates, and/or perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments.

Cash Transaction Risk. Most ETFs generally make in-kind redemptions to avoid being taxed at the fund level on gains on the distributed portfolio securities. However, unlike most ETFs, the Fund currently intends to effect some or all redemptions for cash, rather than in-kind, because of the nature of the Fund’s investments. The Fund may be required to sell portfolio securities to obtain the cash needed to distribute redemption proceeds, which involves transaction costs that the Fund may not have incurred had it effected redemptions entirely in kind. These costs may include brokerage costs and/or taxable gains or losses, which may be imposed on the Fund and decrease the Fund’s NAV to the extent such costs are not offset by a transaction fee payable to an AP. If the Fund recognizes gain on these sales, this generally will cause the Fund to recognize gain it might not otherwise have recognized if it were to distribute portfolio securities in-kind, or to recognize such gain sooner than would otherwise be required. This may decrease the tax efficiency of the Fund compared to ETFs that utilize an in-kind redemption process, and there may be a substantial difference in the after-tax rate of return between the Fund and other ETFs.

Risks Related to Regulation, External Factors, and Federal Income Tax Consequences

Tax Risk. The Fund intends to elect and to qualify each year to be treated as a RIC under Subchapter M of the Code. As a RIC, the Fund will not be subject to U.S. federal income tax on the portion of its net investment income and net capital gain that it distributes to shareholders, provided that it satisfies certain requirements of the Code. If the Fund does not qualify as a RIC for any taxable year and certain relief provisions are not available, the Fund’s taxable income will be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed. Additionally, buying securities shortly before the record date for a taxable dividend or capital gain distribution is commonly known as “buying the dividend.” In the event a shareholder purchases Shares shortly before such a distribution, the entire distribution may be taxable to the shareholder even though a portion of the distribution effectively represents a return of the purchase price. To comply with the asset diversification test applicable to a RIC, the Fund will limit its investments in the Subsidiary to 25% of the Fund’s total assets at the end of each tax quarter. The investment strategy of the Fund will cause the Fund to hold substantially more than 25% of the Fund’s total assets in investments in the Subsidiary the majority of the time. The Fund intends to manage the exposure to the Subsidiary so that the Fund’s investments in the Subsidiary do not exceed 25% of the total assets at the end of any tax quarter. If the Fund’s investments in the Subsidiary were to exceed 25% of the Fund’s total assets at the end of a tax quarter, the Fund, generally, has a grace period to cure such lack of compliance. If the Fund fails to timely cure, it may no longer be eligible to be treated as a RIC.

Because Blue Jackets Index Futures Contracts produce non-qualifying income for purposes of qualifying as a RIC, the Fund makes its investments in Blue Jackets Index Futures Contracts through the Subsidiary. The Fund intends to treat any income it may derive from the futures contracts received by the Subsidiary as “qualifying income” under the provisions of the Code applicable to RICs. The IRS has issued PLRs provided to third parties not associated with the Fund or its affiliates (which only those parties may rely on as precedent) concluding that similar arrangements resulted in qualifying income. Many of such PLRs have now been revoked by the IRS. In March of 2019, the Internal Revenue Service published Regulations that concluded that income from a corporation similar to the Subsidiary would be qualifying income, if the income is related to the Fund’s business of investing in stocks or securities. Although the Regulations do not require distributions from the Subsidiary, the Fund intends to cause the Subsidiary to make distributions that would allow the Fund to make timely distributions to its shareholders. The Fund generally will be required to include in its own taxable income the income of the Subsidiary for a tax year, regardless of whether the Fund receives a distribution of the Subsidiary’s income in that tax year, and this income would nevertheless be subject to the distribution requirement for qualification as a RIC and would be taken into account for purposes of the 4% excise tax.

If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions.

Subsidiary Regulatory Investment Risk. Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary are organized, respectively, could result in the inability of the Fund to operate as intended and could negatively affect the Fund and its shareholders. The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. However, as the Subsidiary is wholly-owned by the Fund, and the investors of the Fund will have the investor protections of the 1940 Act, the Fund as a whole—including the Subsidiary—will provide investors with 1940 Act protections.

Commodity Regulatory Risk. The Fund’s use of commodity futures subject to regulation by the CFTC has caused the Fund to be classified as a “commodity pool” and this designation requires that the Fund comply with CFTC rules, which may impose additional regulatory requirements and compliance obligations. The Fund’s investment decisions may need to be modified, and commodity contract positions held by the Fund may have to be liquidated at disadvantageous times or prices, to avoid exceeding any applicable position limits established by the CFTC, potentially subjecting the Fund to substantial losses. The regulation of commodity transactions in the United States is subject to ongoing modification by government, self-regulatory and judicial action. The effect of any future regulatory change with respect to any aspect of the Fund is impossible to predict, but could be substantial and adverse to the Fund.

Regulatory Risk. The regulatory framework governing sports-linked financial instruments is evolving and subject to significant uncertainty. Blue Jackets Index Futures Contracts are a novel instrument class for which there is limited regulatory precedent. The CFTC has broad discretionary authority to determine whether particular contracts are consistent with the public interest, including authority to disapprove or direct an exchange to delist contracts that the CFTC determines involve gaming, are unlawful, or otherwise run contrary to the purposes of the CEA. The CFTC has recently proposed amendments to its rules concerning event contracts, commonly referred to as prediction markets, to specify which contracts may be determined contrary to the public interest and therefore may not be listed for trading or accepted for clearing on or through a CFTC-regulated entity. The CFTC or the listing exchange could, at any time and without advance notice, impose new conditions, margin or position-limit requirements, reporting obligations, trading halts, settlement adjustments, or delisting actions. Any such changes could, among other things; (i) impair the Fund’s ability to establish, maintain, or close positions; (ii) require the Fund to liquidate positions at disadvantageous prices; (iii) alter the economic characteristics on which the Fund relies; or (iv) render the Fund’s principal investment strategy impractical. In addition, future legislative, judicial, or administrative developments could retroactively affect the permissibility, settlement mechanics, or availability of Blue Jackets Index Futures Contracts. These developments may occur abruptly and may not provide mechanisms for investor recourse or for the orderly unwind of positions. There can be no assurance that the regulatory environment for sports-linked financial instruments will remain stable or favorable.

Cyber Security Risk. The Fund is susceptible to operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding, but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the Fund’s third-party service providers, such as its administrator, transfer agent, or custodian, as applicable, or issuers in which the Fund invests, can also subject the Fund to many of the same risks associated with direct cyber security breaches. While the Fund has established business continuity plans and risk management systems designed to reduce the risks associated with cyber security, there are inherent limitations in such plans and systems. Additionally, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third-party service providers.

Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, Blue Jackets, tsunamis and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics (for example, the novel coronavirus COVID-19), have been and can be highly disruptive to economies and markets and have recently led, and may continue to lead, to increased market volatility and significant market losses. Such natural disaster and health crises could exacerbate political, social, and economic risks, and result in significant breakdowns, delays, shutdowns, social isolation, and other disruptions to important global, local and regional supply chains affected, with potential corresponding results on the operating performance of the Fund and its investments. A climate of uncertainty and panic, including the contagion of infectious viruses or diseases, may adversely affect global, regional, and local economies and reduce the availability of potential investment opportunities, and increases the difficulty of performing due diligence and modeling market conditions, potentially reducing the accuracy of financial projections. Under these circumstances, the Fund may have difficulty achieving its investment objectives which may adversely impact Fund performance. Further, such events can be highly disruptive to economies and markets, significantly disrupt the operations of individual companies (including, but not limited to, the Fund’s investment advisor, third party service providers, and counterparties), sectors, industries, markets, securities and commodity exchanges, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. These factors can cause substantial market volatility, exchange trading suspensions and closures, changes in the availability of and the margin requirements for certain instruments, and can impact the ability of the Fund to complete redemptions and otherwise affect Fund performance and Fund trading in the secondary market. A widespread crisis would also affect the global economy in ways that cannot necessarily be foreseen. How long such events will last and whether they will continue or recur cannot be predicted. Impacts from these could have a significant impact on the Fund’s performance, resulting in losses to your investment.

Performance

As of the date of this prospectus, the Fund has not yet commenced operations and therefore does not have a performance history. Once available, the Fund’s performance information will be accessible on the Fund’s website at www.volatilityshares.com and will provide some indication of the risks of investing in the Fund.

Management

Investment Adviser

Volatility Shares LLC

Portfolio Managers

The following persons serve as portfolio managers of the Fund.

•	Charles Lowery — Chief Investment Officer, Volatility Shares
•	Anand Desai — Head of Portfolio Management, Volatility Shares
•	Dustin Shidaker — Portfolio Manager, Volatility Shares

Each of the portfolio managers is primarily and jointly responsible for the day-to-day management of the Fund. Each of the Fund’s portfolio managers have served in such capacity since the Fund’s inception.

Purchase and Sale of Shares

The Fund issues and redeems Shares on a continuous basis, at NAV, only in large blocks of shares called “Creation Units.” Individual Shares may only be purchased and sold on the secondary market through a broker-dealer at a market price. Since Shares trade on securities exchanges in the secondary market at their market price rather than their NAV, the Shares may trade at a price greater than (premium) or less than (discount) the Fund’s NAV. An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). Recent information, including the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is available online at www.volatilityshares.com.

Tax Information

The Fund’s distributions will generally be taxable as ordinary income, returns of capital or capital gains. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser and Foreside Fund Services, LLC, the Fund’s distributor (the “Distributor”), may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Dallas Stars ETF

Investment Objective

The Dallas Stars ETF (the “Fund” or “[__]”) seeks to provide investment results, before fees and expenses, that correspond to the performance of futures contracts on the CME FSPI NHL Dallas Stars Index.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell Shares. Investors may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example set forth below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	[___]	%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses(1)	0.00%
Total Annual Fund Operating Expenses	[___]	%
(1)	“Other Expenses” are estimates based on the expenses the Fund expects to incur for the current fiscal year.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels. This example does not include the brokerage commissions that investors may pay to buy and sell Shares.

Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years
$[__]	$[___]

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. Because the Fund is new, portfolio turnover information is unavailable at this time.

Principal Investment Strategies

The Fund is an exchange-traded fund (“ETF”) that seeks to achieve its investment objective primarily through investments in futures contracts on the CME FSPI NHL Dallas Stars Index, which is a non-investable index (the “Stars Index”). The Stars Index is designed to systemically measure the cumulative team performance of the Dallas Stars only during games played over the regular and post-season. The Stars Index is a transparent, rules-based system using official league statistics, where positive actions add points and negative actions subtract points. The Stars Index is based on fifty-five statistical measures of performance and results of team games (wins, losses and ties) that results in continuous, live statistical values that underpin the value of the Stars Index which is calculated into a trackable and tradable number. The Stars Index is based solely on these statistical factors, and the performance of other professional hockey teams in the National Hockey League® (the “NHL”), or events outside of on-ice performance by the Dallas Stars, will not impact the value of the Stars Index.

The Stars Index has an initial standardized base value of 7,500 before the season and moves up or down based on officially reported statistics from each game, including real-time movement during regular season and postseason play. At the conclusion of the postseason, the Stars Index value resets to 7,500.

The Stars Index is maintained and calculated by FutureSports (the “Index Provider”). The Stars Index methodology is designed to align with the International Organization of Securities Commissions (“IOSCO”) Principles for Financial Benchmarks and supported by published governance, oversight and methodology change procedures. The NHL serves as the official data source for the Stars Index but does not participate in index determination or governance.

The Fund obtains exposure to the Stars Index by investments in futures contracts that reference the Stars Index and that trade on an exchange registered with the Commodity Futures Trading Commission (“Stars Index Futures Contracts”), and cash, cash-like instruments or high quality securities that serve as collateral to the Fund’s investments in Stars Index Futures Contracts (“Collateral Investments”).

Under normal circumstances, the Fund will invest at least 80% of the value of its net assets (plus borrowings for investment purposes) in Stars Index-Linked Instruments. For purposes of this policy, “Stars Index-Linked Instruments” means (i) Stars Index Futures Contracts; (ii) shares of other investment companies registered under the Investment Company Act of 1940 (the “1940 Act”) that invest in similar assets to those in which the Fund may invest (“Other Investment Companies”); (iii) exchange traded options on the Stars Index or shares of Other Investment Companies; and (iv) swap agreement transactions that reference Stars Index Futures Contracts, Other Investment Companies, or the Stars Index. Certain Stars Index-Linked Instruments, such as Other Investment Companies or options thereon, are currently unavailable for investment, though are expected to become available in the future.

The Fund expects to gain investment exposure to the Stars Index by investing a portion of its assets in a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”).

The Fund does not invest directly in prediction markets, event contracts or other instruments that provide exposure to individual sporting event or season-long outcomes or to investments that provide exposure to the financial performance of individual sports teams or leagues. Instead, the Fund seeks to benefit from increases in the price of Stars Index Futures Contracts.

The investment adviser to the Fund and the Subsidiary is Volatility Shares LLC (the “Adviser” or “Volatility Shares”). The Adviser oversees the Fund and implements the day-to-day portfolio management responsibilities for the Fund. In serving as investment adviser to the Fund, the Adviser does not conduct conventional investment research or analysis or forecast market movement or trends.

The Fund is classified as a “non-diversified company” under the 1940 Act. The Fund will not concentrate its investments in securities of issuers in any industry or group of industries, as the term “concentrate” is used in the 1940 Act, except that the Fund may invest more than 25% of its total assets in Stars Index-Linked Instruments.

The Dallas Stars

The Dallas Stars are a professional ice hockey team based in Dallas, Texas, competing in the Central Division of the NHL’s Western Conference. During the 2025–2026 season, the Stars finished second in the Central Division, ranking 3rd in standings points, 8th in goals for, 2nd in goals against, and 4th in goal differential. The Stars were founded in 1967 as the Minnesota North Stars. The Stars are currently owned by Tom Gaglardi, serving as Owner and Governor since 2011. The team has won one Stanley Cup championship, capturing the title in 1999. Neither the Fund, the Trust, nor the Adviser is affiliated with the Dallas Stars.

Stars Index Futures Contracts

The Fund intends to typically enter into cash-settled Stars Index Futures Contracts as the “buyer,” except as detailed below.

In simplest terms, in a cash-settled futures market the counterparty pays cash to the buyer if the price of a futures contract goes up, and buyer pays cash to the counterparty if the price of the futures contract goes down. In order to maintain its exposure to the Stars Index, the Fund intends to exit its futures contracts as they near expiration and replace them with new futures contracts with a later expiration date. Futures contracts with a longer term to expiration may be priced higher than futures contracts with a shorter term to expiration, a relationship called “contango”. When rolling futures contracts that are in contango the Fund will close its long position by selling the shorter-term contract at a relatively lower price and buying a longer-dated contract at a relatively higher price. The presence of contango will adversely affect the performance of the Fund. Conversely, futures contracts with a longer term to expiration may be priced lower than futures contracts with a shorter term to expiration, a relationship called “backwardation”. When rolling long futures contracts that are in backwardation, the Fund will close its long position by selling the shorter-term contract at a relatively higher price and buying a longer-dated contract at a relatively lower price. The presence of backwardation may positively affect the performance of the Fund. Further, the returns of the Stars Index Futures Contracts may differ from that of the Stars Index due to the divergence in prices or the costs associated with investing in futures contracts, which may negatively impact the Fund’s returns.

The Fund invests in Stars Index Futures Contracts indirectly via the Subsidiary. The Subsidiary and the Fund will have the same investment adviser and investment objective. The Subsidiary will also follow the same general investment policies and restrictions as the Fund. Except as noted herein, for purposes of this Prospectus, references to the Fund’s investment strategies and risks include those of the Subsidiary. The Fund complies with the provisions of the 1940 Act governing investment policies and capital structure and leverage on an aggregate basis with the Subsidiary. Furthermore, the Adviser, as the investment adviser to the Subsidiary, complies with the provisions of the 1940 Act relating to investment advisory contracts as it relates to its advisory agreement with the Subsidiary. The Subsidiary also complies with the provisions of the 1940 Act relating to affiliated transactions and custody. Because the Fund intends to qualify for treatment as a regulated investment company (a “RIC”) under the Internal Revenue Code of 1986 (the “Code”), the size of the Fund’s investment in the Subsidiary will not exceed 25% of the Fund’s total assets at or around each quarter end of the Fund’s fiscal year. In order to qualify as a RIC, the Fund will have to reduce its exposure to its Subsidiary on or around the end of each of the Fund’s fiscal quarter ends. The Fund expects to reduce its exposure to its Subsidiary during these periods by investing in certain other investments as described below. During these periods, the Fund may not achieve its investment objective. At other times of the year, the Fund’s investments in the Subsidiary will significantly exceed 25% of the Fund’s total assets. The Subsidiary’s custodian is U.S. Bank, N.A.

If circumstances occur where market prices for Stars Index Futures Contracts were not readily available, the Fund would fair value its Stars Index Futures Contracts in accordance with its pricing and valuation policy and procedures for fair value determinations. Pursuant to those policies and procedures, the Adviser would consider various factors, such as pricing history; market levels prior to price limits or halts; and supply, demand, and open interest in Stars Index Futures Contracts, among other factors. The Adviser would document its proposed pricing and methodology, detailing the factors that entered into the valuation.

Collateral Investments

The Fund will also invest its assets in Collateral Investments. The Collateral Investments may consist of high-quality securities, which include: (1) U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury; (2) investment companies registered under the 1940 Act that invest in high-quality securities; and/or (3) corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by businesses that are rated investment grade or determined by the Adviser to be of comparable quality. For these purposes, “investment grade” is defined as investments with a rating at the time of purchase in one of the four highest categories of at least one nationally recognized statistical rating organization (e.g., BBB- or higher from S&P Global Ratings or Baa3 or higher from Moody’s Investors Service, Inc.).

The Collateral Investments are designed to provide liquidity, serve as margin, or otherwise collateralize the Subsidiary’s investments in Stars Index-Linked Instruments. The Fund expects that it will primarily invest its assets, and that the Subsidiary will primarily invest its assets, in Collateral Investments that are “securities,” as such term is defined under the 1940 Act.

Other Investments

In order to help the Fund maintain exposure to the Stars Index, maintain its tax status as a RIC on days in and around quarter-end, help the Fund maintain its desired exposure to Stars Index Futures Contracts when it is approaching or has exceeded position limits or accountability levels, or because of liquidity or other constraints, the Fund may invest in the following:

Reverse Repurchase Agreements

The Fund may invest in reverse repurchase agreements which are a form of borrowing in which the Fund sells portfolio securities to financial institutions and agrees to repurchase them at a mutually agreed-upon date and price that is higher than the original sale price, and use the proceeds for investment purchases.

As a result of the Fund repurchasing the securities at a higher price, the Fund will lose money by engaging in reverse repurchase agreement transactions.

As noted above, because the Fund intends to qualify for treatment as a RIC under the Code, the size of the Fund’s investment in the Subsidiary will not exceed 25% of the Fund’s total assets at or around each quarter end of the Fund’s fiscal year (the “Asset Diversification Test”). At other times of the year, the Fund’s investments in the Subsidiary will significantly exceed 25% of the Fund’s total (or gross) assets.

When the Fund seeks to reduce its total assets exposure to the Subsidiary, it may use the short-term Treasury Bills it owns (and purchase additional Treasury Bills as needed) to transact in reverse repurchase agreement transactions, which are ostensibly loans to the Fund. Those loans will increase the gross assets of the Fund, which the Adviser expects will allow the Fund to meet the Asset Diversification Test. When the Fund enters into a reverse repurchase agreement, it will either (i) be consistent with Section 18 of the 1940 Act and maintain asset coverage of at least 300% of the value of the reverse repurchase agreement; or (ii) treat the reverse repurchase agreement transactions as derivative transactions for purposes of Rule 18f-4 under the 1940 Act (“Rule 18f-4”), including as applicable, the value-at-risk based limit on leverage risk.

Other Investment Companies

The Fund may invest in shares of Other Investment Companies, that is, shares of investment companies registered under the 1940 Act that invest in similar assets to those in which the Fund may invest.

Exchange-traded option contracts on shares of Other Investment Companies.

The Fund may invest in exchange-listed option contracts on shares of Other Investment Companies, which invest in similar assets to those in which the Fund may invest. An option is a contract that gives the purchaser of the option, in return for the premium paid, the right to buy shares of an investment company, from the writer of the option (in the case of a call option), or to sell shares of the investment company to the writer of the option (in the case of a put option) at a designated price during the term of the option. The premium paid by the buyer of an option will reflect, among other things, the relationship of the exercise price to the market price and the volatility of the shares of the investment company, the remaining term of the option, supply, demand, interest rates and/or currency exchange rates. The Fund may utilize “American” style options or “European” style options. American style options are exercisable on any date prior to the expiration date of the option contract. In contrast, European style options are exercisable only on the expiration date of the option contract.

Swaps that reference Stars Index Futures Contracts, Other Investment Companies, or the Stars Index.

Swap contracts are transactions entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a swap transaction, the Fund and a counterparty will agree to exchange or “swap” payments based on the change in value of an underlying asset or benchmark. For example, the two parties may agree to exchange the return (or differentials in rates of returns) earned or realized on a particular investment or instrument. In the case of the Fund, the reference asset can be Stars Index Futures Contracts, Other Investment Companies or the Stars Index.

Principal Risks

As with all investments, there are certain risks of investing in the Fund. Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective. An investment in the Fund does not represent a complete investment program. An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, the Adviser or any of their affiliates. You should consider carefully the following risks before investing in the Fund.

Each risk noted below is considered a principal risk of investing in the Fund, regardless of the order in which it appears. The significance of each risk factor below may change over time and you should review each risk factor carefully.

Risks Specific to the Fund’s Investments

Investment Strategy Risk. The Fund, through the Subsidiary, invests primarily in Stars Index Futures Contracts. The Fund does not invest directly in prediction markets, event contracts or other instruments that provide exposure to individual sporting event or season-long outcomes or to investments that provide exposure to the financial performance of individual sports teams or leagues. Instead, the Fund seeks to benefit from increases in the price of Stars Index Futures Contracts. The price of Stars Index Futures Contracts may not be an accurate measure of the Stars Index. Consequently, the Fund may perform differently from the performance of the Stars Index. There can be no guarantee that the performance of Stars Index Futures Contracts will be highly correlated to the performance of the Stars Index. Transaction costs (including the costs associated with futures investing), position limits, the availability of counterparties and other factors may impact the cost and pricing of Stars Index Futures Contracts and decrease the correlation between the performance of Stars Index Futures Contracts and the Stars Index, over short- or long-term periods. In addition, the performance of back-month Stars Index Futures Contracts is likely to differ more significantly from the performance of the Stars Index. To the extent the Fund is invested in back-month Stars Index Futures Contracts, the performance of the Fund should be expected to deviate more significantly from the performance of the Stars Index. Moreover, because the Stars Index is uninvestable, the Fund can only gain exposure through futures contracts and other derivatives, and differences between the prices of those instruments and the levels of the Stars Index may result in the Fund experiencing larger losses or smaller gains than would be implied by changes in the Stars Index alone.

Sports Performance Risk. The Fund’s investment strategy is inherently speculative. The value of Stars Index Futures Contracts is derived from the statistical performance of a single professional sports team as measured by the Stars Index. Successfully investing in Stars Index Futures Contracts requires that the team tracked by the index performs well statistically over the course of a season, an outcome that is inherently uncertain and subject to numerous unpredictable variables, including player health, competitive dynamics, coaching decisions, and random variation in athletic performance. The Stars Index may decline in value, and there can be no assurance that the team tracked by the index will perform at or above the levels implied by the prices of Stars Index Futures Contracts at the time the Fund obtains exposure.

On-Ice Performance and Competitive Results Risk. The Fund’s investment performance is linked to the on-ice statistical performance of a single NHL team during the regular season and, if applicable, the playoffs. The prices of Stars Index Futures Contracts are expected to rise when the team performs well statistically and to fall when the team performs poorly. Competitive results in professional hockey are inherently unpredictable and can be influenced by factors entirely outside the team’s control, including the performance of opposing teams, referee calls, random puck bounces, weather affecting travel, and in-game injuries. A team may enter a season with high expectations based on roster strength, coaching hires, or offseason acquisitions, only to underperform due to chemistry issues, unexpected injuries to key players, player slumps, or tactical mismatches against divisional opponents. The NHL season extends over several months and includes 82 regular season games per team, during which even a strong team may experience prolonged losing streaks that cause material declines in the Stars Index. If the team fails to make the playoffs, the Fund will not benefit from any potential uplift in index value that could accompany postseason success. Conversely, early playoff elimination could cause sharp declines in futures prices if the market had priced in deeper postseason performance. Because the Fund is concentrated in a single NHL team, there is no opportunity to offset poor on-ice performance by gaining exposure to a stronger team or a different sport.

Stars Index Investing Risk. The Fund is indirectly exposed to the risks of the Stars Index through its investments in Stars Index Futures Contracts and other Stars Index-Linked Instruments. The Fund does not invest in the Stars Index, which is an uninvestable index. The performance of the Stars Index will be very different from a portfolio of Stars Index Futures Contracts.

The Stars Index moves up or down based on officially reported statistics from every game, match, or event throughout the regular season and postseason. Positive statistical actions (e.g., goals scored, points earned) add value to the index, while negative actions (e.g., opponent scoring, penalties or setbacks) subtract value. Poor statistical performance by the Dallas Stars could have a significant negative impact on the level of the Stars Index and therefore the value of the Fund. In addition, unlike instruments that are based on tradable reference assets, the Stars Index Futures Contracts and Stars Index-Linked Instruments are tied to an index that is not directly investable and, thus, have settlement prices based on the calculation of that index, not the price of a tradable asset.

Concentrated Single-Team Exposure Risk. The Fund’s investment strategy results in concentrated exposure to a single professional sports team’s statistical performance (i.e., the Dallas Stars) as measured by an index. Unlike diversified funds that spread risk across multiple asset classes, sectors, or issuers, the Fund’s performance is primarily driven by the statistical output of one team over the course of a season. As a result, the Fund is more susceptible to risks affecting that team, including player injuries, suspensions, trades, retirements, coaching changes, front-office turnover, league sanctions, labor disputes, lockouts, or other events that directly or indirectly influence the team’s on-ice statistical performance. This degree of concentration will likely increase volatility in the Fund’s NAV, heighten the likelihood of significant losses over short periods, and cause the Fund’s returns to diverge substantially from those of more diversified investments. Additionally, because the Fund is concentrated in a single team, it is inherently concentrated in a single professional sports league. This subjects the Fund to league-specific risks, including league-wide labor disputes, broad scandal, changes to the structure or rules of the league, or events that cause the cancellation or suspension of games. The Fund has no ability to rotate exposure into a different team, sport, or league in response to adverse developments affecting the team to which it has exposure.

Insider Trading and Information Asymmetry Risk. Unlike securities markets, which are governed by well-established insider trading prohibitions under the Securities Exchange Act of 1934, the legal framework governing trading on the basis of material, non-public information in the context of commodity futures is less developed. While the CFTC has broad anti-manipulation and anti-fraud authority under the Commodity Exchange Act (“CEA”), specific rules and judicial precedent addressing what constitutes improper trading on non-public information in the context of sports-linked futures remain nascent. Certain individuals may possess material, non-public information that could affect the statistical performance of the Stars Index and, consequently, the prices of Stars Index Futures Contracts. Such individuals may include, without limitation, team coaches, players, trainers, team medical staff, front office personnel, referees, officials, league personnel, or sports data providers. For example, undisclosed injuries to key players or undisclosed lineup changes could materially affect the level of the Stars Index. Such persons could trade Stars Index Futures Contracts or Fund Shares to profit from their informational advantage prior to public disclosure. There is no guarantee that exchanges, the CME, or the CFTC will successfully detect and prevent such trading, and the Fund has no means of preventing such individuals from purchasing or selling Fund Shares. The participation of informed insiders in the market for Stars Index Futures Contracts can create adverse selection for other market participants and distort market prices. Because the Fund is concentrated in a single team, the impact of insider trading on the Fund may be more pronounced than in markets with broader diversification.

League Credibility and Sports Integrity Risk. The Stars Index is calculated based on official league statistics derived from the games of a single professional sports team, and the integrity of those games is fundamental to the reliability of the index. Efforts to interfere with the team’s games, including match-fixing, point-shaving, or referee manipulation, could materially affect the statistical data upon which the Stars Index is based, create significant uncertainty regarding index levels, and cause pronounced price volatility in Stars Index Futures Contracts. Confirmed or suspected game interference may also prompt legislative or regulatory responses, including restrictions on sports-linked financial products or emergency rulemaking by the CFTC, that could restrict the listing or trading of Stars Index Futures Contracts. Even widely publicized allegations of interference, absent actual misconduct, could undermine market confidence in the Stars Index and the futures contracts that reference it.

Gaming and State Regulatory Litigation Risk. Exchanges that list sports-linked financial instruments, including Stars Index Futures Contracts, may be subject to legal challenges brought by state attorneys general, state gaming commissions, and other state-level actors asserting that such instruments constitute regulated gambling or gaming activity under state law, notwithstanding that such contracts are listed on a CFTC-regulated exchange. Such proceedings may assert that the listing of sports-linked contracts violates state gaming statutes, requires state gaming or sports wagering licenses, or constitutes an illegal gambling enterprise. These exchanges, and the CFTC in certain court filings, have asserted that the CEA and the CFTC’s exclusive jurisdiction over CFTC-regulated exchanges preempts state gaming regulations. There is no assurance that federal courts will rule in favor of federal preemption, and resolution may require years of litigation and potentially appellate review. An adverse ruling could result in the suspension or cessation of trading in Stars Index Futures Contracts, material operational restrictions, significant financial penalties, or the effective loss of the ability to list sports-linked futures. Any of these outcomes could materially and adversely affect the Fund’s ability to achieve its investment objective and could result in significant losses.

Platform and Distribution Restriction Risk. Broker-dealers, registered investment adviser platforms, wirehouses, and other financial intermediaries may refuse to list, recommend, or permit purchases of Fund Shares through their platforms due to the Fund’s association with sports performance outcomes and the perception that such products are akin to sports wagering, regardless of the Fund’s legal status as a registered investment company under the 1940 Act. Certain intermediaries may permit only unsolicited purchases, prohibit financial advisers from recommending the Fund, or exclude the Fund from model portfolios entirely. These restrictions could limit the Fund’s accessible investor base, constrain assets under management, reduce secondary market liquidity, widen bid-ask spreads, and increase the likelihood that Fund Shares will trade at significant premiums or discounts to net asset value. Even if an intermediary initially permits distribution, it may subsequently restrict access in response to adverse regulatory developments, reputational concerns, or changes in compliance policies. If a significant number of intermediaries refuse to distribute Fund Shares, the Fund may be unable to achieve sufficient scale, which could increase the Fund’s expense ratio, reduce trading volume, and impair the Fund’s ability to operate effectively.

Novel Market Risk. Stars Index Futures Contracts are a novel asset class with limited trading history. The market may not develop the depth, liquidity, or trading efficiency associated with more established futures markets, and its pricing may be influenced by factors unrelated to fundamental assessments of team performance, including speculative activity, behavioral biases, regulatory headlines, or concentrated participation by a limited number of traders. There is limited historical data on which to base expectations regarding future price behavior, volatility patterns, or the costs associated with maintaining exposure, and traditional risk metrics may not accurately capture the risks of investing in this market. There can be no assurance that the market for Stars Index Futures Contracts will achieve or sustain the level of participation, liquidity, and price discovery necessary for the Fund to effectively pursue its investment objective.

Limited Price Discovery and Market Depth Risk. Because Stars Index Futures Contracts are a newly created instrument class, the market may lack the depth, breadth, and participation necessary for reliable price discovery. Traditional commodity futures markets benefit from decades of participation by commercial hedgers, speculators, and arbitrageurs whose activities contribute to efficient pricing. The market for Stars Index Futures Contracts is expected to have few, if any, natural commercial hedgers, and may be dominated by retail speculators, algorithmic traders, or a small number of institutional participants. This concentrated participation could result in prices that do not accurately reflect fair value, wider bid-ask spreads, and elevated intraday price volatility. In thin markets, even modest order flow from the Fund could move prices against the Fund, increasing transaction costs and reducing returns. There can be no assurance that the market for Stars Index Futures Contracts will develop sufficient liquidity over time, and the Fund may be unable to establish or exit positions at prices the Fund considers favorable.

Seasonality and Offseason Risk. The Stars Index resets to a standardized base value prior to the start of each sports season and has a defined life cycle that ends following the postseason. Because the Fund tracks a single team in a single sport, the Fund is tied to that sport’s competitive calendar and has no ability to diversify across sports or rotate into a sport that is in-season when the team’s sport is not. During the playing season, the Stars Index moves in real-time based on officially reported game statistics, and the prices of Stars Index Futures Contracts are expected to reflect both the current index level and market expectations regarding future team performance. During the offseason, however, the Stars Index will not move because no games are being played, and the Fund’s exposure to Stars Index Futures Contracts will behave differently than during the playing season. The Fund anticipates maintaining exposure to Stars Index Futures Contracts during the offseason. Although the underlying index will be static during this period, the prices of Stars Index Futures Contracts may still fluctuate based on market expectations regarding the team’s prospects for the upcoming season, including coaching changes, player trades, draft picks, free agent signings, injury recovery timelines, training camp developments, and other factors that affect the market’s assessment of the team’s likely statistical performance. However, because the index itself is not moving during the offseason, the magnitude of futures price movements may be reduced relative to the playing season, and the relationship between futures prices and the underlying index level may be less predictable. There can be no assurance that the Fund’s offseason futures holdings will appreciate in value, and the Fund may experience losses during the offseason if market sentiment regarding the team’s upcoming season deteriorates. In addition, there can be no assurance that Stars Index Futures Contracts will be available in sufficient volume or at favorable pricing during the offseason or at the start of a new season.

League Discontinuation, Lockout, or Strike Risk. The Fund’s ability to invest in Stars Index Futures Contracts depends on the continued operation of the NHL and the playing of scheduled games. Labor disputes between the NHL and its players’ union could result in a lockout or strike that suspends or cancels all or a significant portion of a season. The NHL has previously experienced work stoppages, including a full-season cancellation in 2004-2005. During any such period, no games would be played, the Stars Index would not generate data, and trading in Stars Index Futures Contracts could be suspended or severely impaired. The Fund would be unable to pursue its investment strategy during such a period, may be forced to liquidate positions at disadvantageous prices, and could experience substantial losses. Even after a labor dispute is resolved, the shortened or restructured season could materially change the statistical patterns underlying the index methodology. In addition, force majeure events such as a pandemic, natural disaster, or other circumstances beyond the control of the league could cause widespread game cancellations or delays. There can be no assurance that the league will not experience a work stoppage or other extended interruption during the Fund’s investment period, or that the Fund will be able to recover any losses incurred as a result of such events.

Index Provider and Data Dependency Risk. The Stars Index is maintained and calculated by a single Index Provider, FutureSports. If the Index Provider were to experience operational failures, cease operations, lose its data feed from the applicable sports league, experience a cybersecurity breach, or otherwise become unable to calculate the Stars Index, Stars Index Futures Contracts may have no reliable reference value, which could materially and adversely affect the value of the Fund. In addition, the Stars Index is calculated solely on the basis of officially reported statistics from a single sports league. The league serves as the data source but does not participate in index determination or governance. If the league were to report incorrect statistics, issue post-game corrections, change how it reports or categorizes statistics, delay reporting, or discontinue the provision of data to the Index Provider, the settlement prices of Stars Index Futures Contracts could be based on erroneous or incomplete data. Furthermore, the Index Provider controls the methodology by which official statistics are translated into index points. If the Index Provider amends or discontinues its methodology, the behavior of the Stars Index could change materially and the futures market may not immediately price in such changes. The Stars Index is calculated in real-time while games are being played, which introduces latency, data-feed, and computational risks that differ from those associated with traditional financial indexes.

Trading Hours and Sporting Event Timing Risk. NHL games may occur during evening hours, on weekends, and on holidays when the Exchange is closed and when the market for Stars Index Futures Contracts may have limited or no trading activity. Because the Stars Index moves in real-time while games are being played, material index movements may occur during periods when investors are unable to buy or sell Shares or when Stars Index Futures Contracts are not actively trading. As a result, the opening price of Shares and the prices of Stars Index Futures Contracts on the next trading session may differ significantly from the prior session’s closing prices, potentially resulting in large gaps at the open. Shareholders may not be able to sell their Shares until after such a gap has been fully realized, resulting in an inability to mitigate losses in a declining market.

Futures Contracts Risk. Risks of futures contracts include: (i) an imperfect correlation between the value of the futures contract and the underlying asset; (ii) possible lack of a liquid secondary market; (iii) the inability to close a futures contract when desired; (iv) losses caused by unanticipated market movements, which may be unlimited; (v) an obligation for the Fund to make daily cash payments to maintain its required margin, particularly at times when the Fund may have insufficient cash; and (vi) unfavorable execution prices from rapid selling. Unlike equities, which typically entitle the holder to a continuing stake in a corporation, futures contracts normally specify a certain date for settlement in cash based on the reference asset. As the futures contracts approach expiration, they may be replaced by similar contracts that have a later expiration. This process is referred to as “rolling.” If the market for these contracts is in “contango,” meaning that the prices of futures contracts in the nearer months are lower than the price of contracts in the distant months, the sale of the near-term month contract would be at a lower price than the longer-term contract, resulting in a cost to “roll” the futures contract. The actual realization of a potential roll cost will be dependent upon the difference in price of the near and distant contract. Because the margin requirement for futures contracts is less than the value of the assets underlying the futures contract, futures trading involves a degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 40% of the value of the futures contract is deposited as margin, a subsequent 20% decrease in the value of the futures contract would result in a loss of half of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A decrease in excess of 40% would result in a loss exceeding the original margin deposit, if the futures contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount initially invested in the futures contract. However, the Fund would presumably have sustained comparable losses if, instead of investing in the futures contract, it had invested in the underlying financial instrument and sold it after the decline. Further, if the market for Stars Index Futures Contracts is in a period of contango, if the performance of the Stars Index and the price of Stars Index Futures Contracts were to decline, the Fund would experience the negative impact of contango. The impact of backwardation or contango may lead to the returns of the Fund to vary significantly from the total return of other price references. Additionally, in the event of a prolonged period of contango, and absent the impact of rising or falling pricing in the Stars Index, this could have a significant negative impact on the Fund’s NAV and total return.

Position Limits and Price Limits

The CFTC and various exchanges on which Stars Index Futures Contracts trade have established position limits and price limits for Stars Index Futures Contracts. Position limit regulation and price limit regulation serve distinct purposes and are regulated differently.

Position limits are designed to prevent excessive speculation that could cause sudden or unreasonable fluctuations in the price of a commodity. They limit the maximum number of contracts a person or entity can hold in a particular commodity.

Price limits are mechanisms to maintain orderly markets by restricting the price range within which futures contracts can trade during a trading session. They prevent extreme price movements that could disrupt market stability. Price limits are typically set as a percentage of the previous day's settlement price. When price limits are hit, trading may be halted or expanded depending on the product and regulatory rules. Unlike position limits, price limits do not restrict the number of contracts a trader can hold but rather the price at which those contracts can be traded. When a price limit is hit, the market for Stars Index Futures Contracts may temporarily halt until price limits can be expanded or trading may be stopped for the day.

If the Fund is unable to buy or sell Stars Index Futures Contracts as a result of position limits being hit or price limits that result in a halted or closed market—or for other reasons including limited liquidity in the market for Stars Index Futures Contracts, a disruption to the market for Stars Index Futures Contracts, or as a result of margin requirements, accountability levels, or other limitations imposed by the Fund’s futures commission merchants (“FCMs”), the listing exchanges, or the CFTC—the Adviser would take such action as it believes appropriate and in the best interest of the Fund in consideration of the facts and circumstances at such time, including: (i) investing in Stars Index-Linked Instruments that are not Stars Index Futures Contracts; (ii) requiring that authorized participants purchase and redeem in large blocks of shares called “Creation Units” through an exchange for related position (EFRP) method rather than in cash; (iii) applying increased authorized participant variable transaction fees for purchases or redemptions of Creation Units made in cash; or (iv) de-levering the Fund, relative to its investment objective, by an amount reflecting prevailing price limits. In addition, the Fund generally may suspend the issuance of Creation Units only for a limited time and only due to extraordinary circumstances, such as when the markets on which the ETF’s portfolio holdings are traded are closed for a limited period of time; that is to say, when the Fund is unable to increase its exposure to underlying assets.

Cost of Futures Investment Risk. When a Stars Index Futures Contract is nearing expiration, the Fund will generally sell it and use the proceeds to buy a Stars Index Futures Contract with a later expiration date. This is commonly referred to as “rolling”.

If the Fund rolls Stars Index Futures Contracts that are in contango, the Fund would sell a lower priced, expiring contract and purchase a higher priced, longer-dated contract. The price difference between the expiring contract and longer-dated contract associated with rolling Stars Index Futures Contracts is typically substantially higher than the price difference associated with rolling other futures contracts. Contango in the market for Stars Index Futures Contracts may have a significant adverse impact on the performance of the Fund and may cause Stars Index Futures Contracts and the Fund to underperform the Stars Index. Both contango and backwardation would reduce the Fund’s correlation to the Stars Index and may limit or prevent the Fund from achieving its investment objective. The impact of both contango and backwardation may also be greater to the extent the Fund invests in back-month Stars Index Futures Contracts.

Investment Capacity Risk. If the Fund’s ability to obtain exposure to Stars Index Futures Contracts consistent with its investment objective is disrupted for any reason, including but not limited to, limited liquidity in the market for Stars Index Futures Contracts, a disruption to the market for Stars Index Futures Contracts, or as a result of margin requirements or position limits imposed by the Fund’s FCMs, the CME, or the CFTC, and the Fund could not otherwise meet its investment objective through the use of other investments discussed above, the Fund would not be able to achieve its investment objective and may experience significant losses.

Liquidity Risk. The market for the Stars Index Futures Contracts may be subject to periods of illiquidity. During such times it may be difficult or impossible to buy or sell a position at the desired price. Market disruptions or volatility can also make it difficult to find a counterparty willing to transact at a reasonable price and sufficient size. Illiquid markets may cause losses, which could be significant. Large positions also increase the risk of illiquidity, which may make the Fund’s positions more difficult to liquidate, and increase the losses incurred while trying to do so.

Derivatives Risk. In addition to Stars Index Futures Contracts, the Fund may obtain exposure through the following other derivatives: (1) exchange traded options on Other Investment Companies and/or (2) swap agreement transactions that reference Stars Index Futures Contracts, Other Investment Companies, or the Stars Index.

Investing in derivatives may be considered aggressive and may expose the Fund to risks different from, or possibly greater than, the risks associated with investing directly in the reference asset(s) underlying the derivative (e.g., the securities or commodities contained in the Fund). The use of derivatives may result in larger losses or smaller gains than directly investing in securities or commodities. The risks of using derivatives include: (1) the risk that there may be imperfect correlation between the price of the financial instruments and movements in the prices of the reference asset(s); (2) the risk that an instrument is mispriced; (3) credit or counterparty risk on the amount a Fund expects to receive from a counterparty; (4) the risk that securities prices, interest rates and currency markets will move adversely and a Fund will incur significant losses; (5) the risk that the cost of holding a financial instrument might exceed its total return; and (6) the possible absence of a liquid secondary market for a particular instrument and possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to adjust a Fund’s position in a particular instrument when desired. Each of these factors may prevent a Fund from achieving its investment objective and may increase the volatility (i.e., fluctuations) of the Fund’s returns. Because derivatives often require limited initial investment, the use of derivatives also may expose a Fund to losses in excess of those amounts initially invested.

The performance of any Stars Index-Linked Instrument may not track the performance of its underlying benchmark due to embedded costs and other factors. Thus, to the extent the Fund invests in swaps that use a Stars Index-Linked Instrument as the reference asset, the Fund may be subject to greater correlation risk and may not achieve as high a degree of correlation with its investment objective than if the Fund only used Stars Index Futures Contracts.

Swap Agreements Risk. The Fund may enter into cash-settled swaps and other derivatives to gain exposure to an underlying asset without actually purchasing such asset. Swaps are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on a particular pre-determined interest rate, commodity, security, indexes, or other assets or measurable indicators. The primary risks associated with the use of swaps are mispricing or improper valuation, imperfect correlation between movements in the notional amount and the price of the underlying investments, and the failure of a counterparty to perform. If a counterparty’s creditworthiness for an over-the-counter swap declines, the value of the swap would likely decline. Moreover, there is no guarantee that the Fund could eliminate its exposure under an outstanding swap by entering into an offsetting swap with the same or another party. In addition, the Fund may use a combination of swaps on an underlying index.

Options Risk. The Fund may purchase exchange-traded options that reference shares of Other Investment Companies. Transactions in options generally require less capital than equivalent stock transactions. They may return smaller dollar figures but a potentially greater percentage of the investment than equivalent stock transactions. The potential profit is limited to the premium received for the contract. The potential loss can be unlimited. While leverage means the percentage returns can be significant, the amount of cash required is smaller than equivalent stock transactions. It is possible to lose the entire principal invested, and sometimes more. As an options holder, a Fund risks the entire amount of the premium it pays. But as an options writer, it takes on a much higher level of risk. For example, if the Fund writes an uncovered call, it faces unlimited potential loss, since there is no cap on how high a stock price can rise. When buying options, a Fund risks losing the premium paid, plus commissions and fees.

Reverse Repurchase Agreements Risk. The Fund may invest in reverse repurchase agreements. Reverse repurchase agreements are transactions in which the Fund sells portfolio securities to financial institutions such as banks and broker-dealers, and agrees to repurchase them at a mutually agreed-upon date and price which is higher than the original sale price. Reverse repurchase agreements are a form of leverage and the use of reverse repurchase agreements by the Fund may increase the Fund’s volatility. The Fund incurs costs, including interest expenses, in connection with the opening and closing of reverse repurchase agreements that will be borne by the shareholders.

Reverse repurchase agreements are also subject to the risk that the other party to the reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Fund. In situations where the Fund is required to post collateral with a counterparty, the counterparty may fail to segregate the collateral or may commingle the collateral with the counterparty’s own assets. As a result, in the event of the counterparty’s bankruptcy or insolvency, the Fund’s collateral may be subject to the conflicting claims of the counterparty’s creditors, and the Fund may be exposed to the risk of a court treating the Fund as a general unsecured creditor of the counterparty, rather than as the owner of the collateral. There can be no assurance that a counterparty will not default and that the Fund will not sustain a loss on a transaction as a result.

Reverse repurchase agreements also involve the risk that the market value of the securities sold by the Fund may decline below the price at which it is obligated to repurchase the securities. In addition, when the Fund invests the proceeds it receives in a reverse repurchase transaction, there is a risk that those investments may decline in value. In this circumstance, the Fund could be required to sell other investments in order to meet its obligations to repurchase the securities.

Risks Related to Investing in Other Investment Companies. The Fund may invest in long or short positions in Other Investment Companies (i.e., investment companies registered under the 1940 Act that invest in similar assets to those in which the Fund may invest). Investing in Other Investment Companies may involve duplication of advisory or management fees and certain other expenses. By investing in Other Investment Companies, the Fund becomes a shareholder of that Other Investment Company. As a result, Fund shareholders indirectly bear the Fund’s proportionate share of the fees and expenses paid by shareholders of the Other Investment Company, in addition to the fees and expenses Fund shareholders bear in connection with the Fund’s own operations. As a shareholder, the Fund must rely on the Other Investment Company to achieve its investment objective. The Fund’s performance may be magnified positively or negatively by virtue of its investment in the Other Investment Company. If the Other Investment Company fails to achieve its investment objective, the value of the Fund’s investment could decline, thus affecting the Fund’s performance. In addition, because certain Other Investment Company shares are listed on national stock exchanges and are traded like stocks on an exchange, their shares potentially may trade at a discount or a premium. Investments in such shares may be subject to brokerage and other trading costs, which could result in greater expenses to the Fund. Finally, because the value of certain Other Investment Company shares may depend on the demand in the market, the Adviser may not be able to liquidate the Fund’s holdings in those shares at the most optimal time, adversely affecting the Fund’s performance.

Collateral Investments Risk. The Fund’s use of Collateral Investments may include obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities, including bills, notes and bonds issued by the U.S. Treasury, investment companies registered under the 1940 Act that invest in high-quality securities and corporate debt securities, such as commercial paper.

Some securities issued or guaranteed by federal agencies and U.S. Government-sponsored instrumentalities may not be backed by the full faith and credit of the United States, in which case the investor must look principally to the agency or instrumentality issuing or guaranteeing the security for ultimate repayment, and may not be able to assert a claim against the United States itself in the event that the agency or instrumentality does not meet its commitment. The U.S. Government, its agencies and instrumentalities do not guarantee the market value of their securities, and consequently, the value of such securities may fluctuate. Although the Fund may hold securities that carry U.S. Government guarantees, these guarantees do not extend to the Shares.

Investment companies that invest in high-quality securities are subject to management fees and other expenses. Therefore, investments in these funds will cause the Fund to bear indirectly a proportional share of the fees and costs of the funds in which it invests. At the same time, the Fund will continue to pay its own management fees and expenses with respect to all of its assets, including any portion invested in the shares of such fund. It is possible to lose money by investing in investment companies that invest in high-quality securities.

Corporate debt securities such as commercial paper generally are short-term unsecured promissory notes issued by businesses. Corporate debt may carry variable or floating rates of interest. Corporate debt securities carry both credit risk and interest rate risk. Credit risk is the risk that the Fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it is due.

Asset Concentration Risk. Since the Fund may take concentrated positions in Stars Index Futures Contracts, the Fund’s performance may be hurt disproportionately and significantly by the poor performance of those positions to which it has significant exposure. Asset concentration makes the Fund more susceptible to any single occurrence affecting the underlying positions and may subject the Fund to greater market risk than more diversified funds.

Counterparty Risk. The Fund will be subject to credit risk (i.e., the risk that a counterparty is unwilling or unable to make timely payments or otherwise meet its contractual obligations) with respect to the amount the Fund expects to receive from counterparties to: Stars Index Futures Contracts; reverse repurchase agreements; swaps on Stars Index Futures Contracts, Other Investment Companies, or the Stars Index.

The Fund may be negatively impacted if a counterparty becomes bankrupt or otherwise fails to perform its obligations under such an agreement. The Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding and the Fund may obtain only limited recovery or may obtain no recovery in such circumstances. In order to attempt to mitigate potential counterparty credit risk, the Fund typically enters into transactions with major financial institutions.

The counterparty to an exchange-traded futures contract is subject to the credit risk of the clearing house and the FCM through which it holds its position. Specifically, the FCM or the clearing house could fail to perform its obligations, causing significant losses to the Fund. For example, the Fund could lose margin payments it has deposited with an FCM as well as any gains owed but not paid to the Fund, if the FCM or clearing house becomes insolvent or otherwise fails to perform its obligations. Credit risk of market participants with respect to derivatives that are centrally cleared is concentrated in a few clearing houses and it is not clear how an insolvency proceeding of a clearing house would be conducted and what impact an insolvency of a clearing house would have on the financial system. Under current CFTC regulations, a FCM maintains customers’ assets in a bulk segregated account. If a FCM fails to do so, or is unable to satisfy a substantial deficit in a customer account, its other customers may be subject to risk of loss of their funds in the event of that FCM’s bankruptcy. In that event, in the case of futures, the FCM’s customers are entitled to recover, even in respect of property specifically traceable to them, only a proportional share of all property available for distribution to all of that FCM’s customers. In addition, if the FCM does not comply with the applicable regulations, or in the event of a fraud or misappropriation of customer assets by the FCM, the Fund could have only an unsecured creditor claim in an insolvency of the FCM with respect to the margin held by the FCM. FCMs are also required to transfer to the clearing house the amount of margin required by the clearing house, which amount is generally held in an omnibus account at the clearing house for all customers of the FCM. In addition, the Fund may enter into futures contracts and repurchase agreements with a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. The Fund does not specifically limit its counterparty risk with respect to any single counterparty.

Further, there is a risk that no suitable counterparties are willing to enter into reverse repurchase agreements with the Fund, or continue to enter into, reverse repurchase agreement transactions with the Fund and, as a result, the Fund may not be able to achieve its investment objective. There is also the risk that the Fund may not be able to engage in reverse repurchase agreement transactions because suitable counterparties refuse to enter into transactions with the Fund. Contractual provisions and applicable law may prevent or delay the Fund from exercising its rights to terminate an investment or transaction with a financial institution experiencing financial difficulties, or to realize on collateral, and another institution may be substituted for that financial institution without the consent of the Fund. If the credit rating of a counterparty to a futures contract and/or repurchase agreement declines, the Fund may nonetheless choose or be required to keep existing transactions in place with the counterparty, in which event the Fund would be subject to any increased credit risk associated with those transactions. Also, in the event of a counterparty’s (or its affiliate’s) insolvency, the possibility exists that the Fund’s ability to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral, could be stayed or eliminated under special resolution regimes adopted in the United States, the European Union and various other jurisdictions. Such regimes provide government authorities with broad authority to intervene when a financial institution is experiencing financial difficulty. In particular, the regulatory authorities could reduce, eliminate, or convert to equity the liabilities to the Fund of a counterparty who is subject to such proceedings in the European Union (sometimes referred to as a “bail in”).

Credit Risk. An issuer or other obligated party of a debt security may be unable or unwilling to make dividend, interest and/or principal payments when due. In addition, the value of a debt security may decline because of concerns about the issuer’s ability or unwillingness to make such payments.

Debt Securities Risk. Investments in debt securities subject the holder to the credit risk of the issuer. Credit risk refers to the possibility that the issuer or other obligor of a security will not be able or willing to make payments of interest and principal when due. Generally, the value of debt securities will change inversely with changes in interest rates. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. During periods of falling interest rates, the income received by the Fund may decline. If the principal on a debt security is prepaid before expected, the prepayments of principal may have to be reinvested in obligations paying interest at lower rates. Debt securities generally do not trade on a securities exchange making them generally less liquid and more difficult to value than common stock.

Interest Rate Risk. Interest rate risk is the risk that the value of the debt securities in the Fund’s portfolio will decline because of rising market interest rates. Interest rate risk is generally lower for shorter term debt securities and higher for longer-term debt securities. Duration is a reasonably accurate measure of a debt security’s price sensitivity to changes in interest rates and a common measure of interest rate risk. Duration measures a debt security’s expected life on a present value basis, taking into account the debt security’s yield, interest payments and final maturity. In general, duration represents the expected percentage change in the value of a security for an immediate 1% change in interest rates. For example, the price of a debt security with a three-year duration would be expected to drop by approximately 3% in response to a 1% increase in interest rates. Therefore, prices of debt securities with shorter durations tend to be less sensitive to interest rate changes than debt securities with longer durations. As the value of a debt security changes over time, so will its duration.

Clearing Broker Risk. The Fund’s investments in exchange-traded futures contracts expose it to the risks of a clearing broker (or a FCM). Under current regulations, a clearing broker or FCM maintains customers’ assets in a bulk segregated account. There is a risk that Fund assets deposited with the clearing broker to serve as margin may be used to satisfy the broker’s own obligations or the losses of the broker’s other clients. In the event of default, the Fund could experience lengthy delays in recovering some or all of its assets and may not see any recovery at all. Furthermore, the Fund is subject to the risk that no FCM is willing or able to clear the Fund’s transactions or maintain the Fund’s assets. If the Fund’s FCMs are unable or unwilling to clear the Fund’s transactions, or if the FCM refuses to maintain the Fund’s assets, the Fund will be unable to have its orders for Stars Index Futures Contracts fulfilled or assets custodied. In such a circumstance, the performance of the Fund will likely deviate from the performance of changes in the Stars Index and may result in the proportion of Stars Index Futures Contracts in the Fund’s portfolio relative to the total assets of the Fund to decrease.

Non-Diversification Risk. The Fund is classified as a “non-diversified company” under the 1940 Act. As a result, the Fund is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by the diversification requirements imposed by the Code. The Fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly invested in certain issuers.

Risks Related to the Management of the Fund

Active Management Risk. The Fund is actively managed, and its performance reflects investment decisions that the Adviser makes for the Fund. Such judgments about the Fund’s investments may prove to be incorrect. If the investments selected and the strategies employed by the Fund fail to produce the intended results, the Fund could underperform as compared to other funds with similar investment objectives and/or strategies, or could have negative returns.

Frequent Trading Risk. The Fund regularly purchases and subsequently sells (i.e., “rolls”) individual futures contracts throughout the year so as to maintain a fully invested position. As the contracts near their expiration dates, the Fund rolls them over into new contracts. This frequent trading of contracts may increase the amount of commissions or mark-ups to broker-dealers that the Fund pays when it buys and sells contracts, which may detract from the Fund’s performance. High portfolio turnover may result in the Fund paying higher levels of transaction costs and may generate greater tax liabilities for shareholders. Frequent trading risk may cause the Fund’s performance to be less than expected.

Rebalancing Risk. If for any reason the Fund is unable to rebalance all or a portion of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund may be over- or under-exposed to the returns of the Stars Index. Additionally, because the market for Stars Index Futures Contracts is nascent and may be thinly traded, the Fund’s own trading activity, including purchases, sales, and rolling of contracts, could materially influence the prices of Stars Index Futures Contracts. If the Fund represents a significant portion of the open interest or trading volume, its activity could move prices against it, resulting in higher costs and reduced returns. If other market participants anticipate the Fund’s trading patterns, they may engage in front-running or other anticipatory trading strategies that further increase the Fund’s transaction costs. The trading activity associated with such transactions will contribute to the existing trading volume on the underlying futures contracts and may adversely affect the market price of such underlying futures contracts.

Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or systems failures. The Fund and the Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

Valuation Risk. The Fund or the Subsidiary may hold securities or other assets that may be valued on the basis of factors other than market quotations. This may occur because the asset or security does not trade on a centralized exchange, or in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” assets or securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, there is no assurance that the Fund or the Subsidiary could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund or the Subsidiary would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund or the Subsidiary at that time. The Fund’s ability to value investments may be impacted by technological issues or errors by pricing services or other third-party service providers.

New Fund Risk. As of the date of this prospectus, the Fund has no operating history and currently has fewer assets than larger funds. Like other new funds, large inflows and outflows may impact the Fund’s market exposure for limited periods of time. This impact may be positive or negative, depending on the direction of market movement during the period effected.

Risks Related to Trading of Shares

Trading Issues Risk. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. The Fund may have difficulty maintaining its listing on the Exchange in the event the Fund’s assets are small, the Fund does not have enough shareholders, or if the Fund is unable to proceed with creation and/or redemption orders.

Authorized Participant Concentration Risk. Only an “authorized participant” or “AP” (i.e., broker-dealers and large institutional investors that have entered into participation agreement with the Fund) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that act as APs on an agency basis (i.e. on behalf of other market participants). To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem, in either of these cases, Shares may trade at a discount to the Fund’s net asset value and possibly face delisting.

Market Maker Risk. If the Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of Shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s net asset value and the price at which the Shares are trading on the Exchange, which could result in a decrease in value of the Shares. In addition, decisions by market makers or APs to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Shares trading at a discount to net asset value and also in greater than normal intra-day bid-ask spreads for Shares.

Premium/Discount Risk. The market price of the Fund’s Shares will generally fluctuate in accordance with changes in the Fund’s net asset value as well as the relative supply of and demand for Shares on the Exchange. The Fund’s market price may deviate from the value of the Fund’s underlying portfolio holdings, particularly in time of market stress, with the result that investors may pay more or receive less than the underlying value of the Shares bought or sold. The Adviser cannot predict whether Shares will trade below, at, or above their net asset value because the Shares trade on the Exchange at market prices and not at net asset value. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related, but not identical, to the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. However, given that Shares can only be purchased and redeemed in Creation Units, and only to and from broker-dealers and large institutional investors that have entered into participation agreements (unlike shares of closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset value), the Adviser believes that large discounts or premiums to the net asset value of Shares should not be sustained. In addition, because the Fund provides exposure to the statistical performance of a single professional sports team, demand for Shares may be influenced by fan loyalty, emotional attachment, and team-related sentiment rather than by rational assessments of the Fund’s expected risk-adjusted returns. These demand patterns could increase intraday volatility in Fund Shares, widen bid-ask spreads, and result in investors purchasing or selling Shares at prices that do not reflect the Fund’s underlying NAV. During stressed market conditions, the market for the Fund’s Shares may become less liquid in response to deteriorating liquidity in the market for the Fund’s underlying portfolio holdings, which could in turn lead to differences between the market price of the Fund’s Shares and their net asset value. This can be reflected as a spread between the bid and ask prices for the Fund quoted during the day or a premium or discount in the closing price from the Fund’s NAV.

Active Market Risk. Although the Shares are listed for trading on the Exchange, there can be no assurance that an active trading market for the Shares will develop or be maintained. Shares trade on the Exchange at market prices that may be below, at or above the Fund’s net asset value. Securities, including the Shares, are subject to market fluctuations and liquidity constraints that may be caused by such factors as economic, political, or regulatory developments, changes in interest rates, and/or perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments.

Cash Transaction Risk. Most ETFs generally make in-kind redemptions to avoid being taxed at the fund level on gains on the distributed portfolio securities. However, unlike most ETFs, the Fund currently intends to effect some or all redemptions for cash, rather than in-kind, because of the nature of the Fund’s investments. The Fund may be required to sell portfolio securities to obtain the cash needed to distribute redemption proceeds, which involves transaction costs that the Fund may not have incurred had it effected redemptions entirely in kind. These costs may include brokerage costs and/or taxable gains or losses, which may be imposed on the Fund and decrease the Fund’s NAV to the extent such costs are not offset by a transaction fee payable to an AP. If the Fund recognizes gain on these sales, this generally will cause the Fund to recognize gain it might not otherwise have recognized if it were to distribute portfolio securities in-kind, or to recognize such gain sooner than would otherwise be required. This may decrease the tax efficiency of the Fund compared to ETFs that utilize an in-kind redemption process, and there may be a substantial difference in the after-tax rate of return between the Fund and other ETFs.

Risks Related to Regulation, External Factors, and Federal Income Tax Consequences

Tax Risk. The Fund intends to elect and to qualify each year to be treated as a RIC under Subchapter M of the Code. As a RIC, the Fund will not be subject to U.S. federal income tax on the portion of its net investment income and net capital gain that it distributes to shareholders, provided that it satisfies certain requirements of the Code. If the Fund does not qualify as a RIC for any taxable year and certain relief provisions are not available, the Fund’s taxable income will be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed. Additionally, buying securities shortly before the record date for a taxable dividend or capital gain distribution is commonly known as “buying the dividend.” In the event a shareholder purchases Shares shortly before such a distribution, the entire distribution may be taxable to the shareholder even though a portion of the distribution effectively represents a return of the purchase price. To comply with the asset diversification test applicable to a RIC, the Fund will limit its investments in the Subsidiary to 25% of the Fund’s total assets at the end of each tax quarter. The investment strategy of the Fund will cause the Fund to hold substantially more than 25% of the Fund’s total assets in investments in the Subsidiary the majority of the time. The Fund intends to manage the exposure to the Subsidiary so that the Fund’s investments in the Subsidiary do not exceed 25% of the total assets at the end of any tax quarter. If the Fund’s investments in the Subsidiary were to exceed 25% of the Fund’s total assets at the end of a tax quarter, the Fund, generally, has a grace period to cure such lack of compliance. If the Fund fails to timely cure, it may no longer be eligible to be treated as a RIC.

Because Stars Index Futures Contracts produce non-qualifying income for purposes of qualifying as a RIC, the Fund makes its investments in Stars Index Futures Contracts through the Subsidiary. The Fund intends to treat any income it may derive from the futures contracts received by the Subsidiary as “qualifying income” under the provisions of the Code applicable to RICs. The IRS has issued PLRs provided to third parties not associated with the Fund or its affiliates (which only those parties may rely on as precedent) concluding that similar arrangements resulted in qualifying income. Many of such PLRs have now been revoked by the IRS. In March of 2019, the Internal Revenue Service published Regulations that concluded that income from a corporation similar to the Subsidiary would be qualifying income, if the income is related to the Fund’s business of investing in stocks or securities. Although the Regulations do not require distributions from the Subsidiary, the Fund intends to cause the Subsidiary to make distributions that would allow the Fund to make timely distributions to its shareholders. The Fund generally will be required to include in its own taxable income the income of the Subsidiary for a tax year, regardless of whether the Fund receives a distribution of the Subsidiary’s income in that tax year, and this income would nevertheless be subject to the distribution requirement for qualification as a RIC and would be taken into account for purposes of the 4% excise tax.

If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions.

Subsidiary Regulatory Investment Risk. Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary are organized, respectively, could result in the inability of the Fund to operate as intended and could negatively affect the Fund and its shareholders. The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. However, as the Subsidiary is wholly-owned by the Fund, and the investors of the Fund will have the investor protections of the 1940 Act, the Fund as a whole—including the Subsidiary—will provide investors with 1940 Act protections.

Commodity Regulatory Risk. The Fund’s use of commodity futures subject to regulation by the CFTC has caused the Fund to be classified as a “commodity pool” and this designation requires that the Fund comply with CFTC rules, which may impose additional regulatory requirements and compliance obligations. The Fund’s investment decisions may need to be modified, and commodity contract positions held by the Fund may have to be liquidated at disadvantageous times or prices, to avoid exceeding any applicable position limits established by the CFTC, potentially subjecting the Fund to substantial losses. The regulation of commodity transactions in the United States is subject to ongoing modification by government, self-regulatory and judicial action. The effect of any future regulatory change with respect to any aspect of the Fund is impossible to predict, but could be substantial and adverse to the Fund.

Regulatory Risk. The regulatory framework governing sports-linked financial instruments is evolving and subject to significant uncertainty. Stars Index Futures Contracts are a novel instrument class for which there is limited regulatory precedent. The CFTC has broad discretionary authority to determine whether particular contracts are consistent with the public interest, including authority to disapprove or direct an exchange to delist contracts that the CFTC determines involve gaming, are unlawful, or otherwise run contrary to the purposes of the CEA. The CFTC has recently proposed amendments to its rules concerning event contracts, commonly referred to as prediction markets, to specify which contracts may be determined contrary to the public interest and therefore may not be listed for trading or accepted for clearing on or through a CFTC-regulated entity. The CFTC or the listing exchange could, at any time and without advance notice, impose new conditions, margin or position-limit requirements, reporting obligations, trading halts, settlement adjustments, or delisting actions. Any such changes could, among other things; (i) impair the Fund’s ability to establish, maintain, or close positions; (ii) require the Fund to liquidate positions at disadvantageous prices; (iii) alter the economic characteristics on which the Fund relies; or (iv) render the Fund’s principal investment strategy impractical. In addition, future legislative, judicial, or administrative developments could retroactively affect the permissibility, settlement mechanics, or availability of Stars Index Futures Contracts. These developments may occur abruptly and may not provide mechanisms for investor recourse or for the orderly unwind of positions. There can be no assurance that the regulatory environment for sports-linked financial instruments will remain stable or favorable.

Cyber Security Risk. The Fund is susceptible to operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding, but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the Fund’s third-party service providers, such as its administrator, transfer agent, or custodian, as applicable, or issuers in which the Fund invests, can also subject the Fund to many of the same risks associated with direct cyber security breaches. While the Fund has established business continuity plans and risk management systems designed to reduce the risks associated with cyber security, there are inherent limitations in such plans and systems. Additionally, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third-party service providers.

Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, Stars, tsunamis and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics (for example, the novel coronavirus COVID-19), have been and can be highly disruptive to economies and markets and have recently led, and may continue to lead, to increased market volatility and significant market losses. Such natural disaster and health crises could exacerbate political, social, and economic risks, and result in significant breakdowns, delays, shutdowns, social isolation, and other disruptions to important global, local and regional supply chains affected, with potential corresponding results on the operating performance of the Fund and its investments. A climate of uncertainty and panic, including the contagion of infectious viruses or diseases, may adversely affect global, regional, and local economies and reduce the availability of potential investment opportunities, and increases the difficulty of performing due diligence and modeling market conditions, potentially reducing the accuracy of financial projections. Under these circumstances, the Fund may have difficulty achieving its investment objectives which may adversely impact Fund performance. Further, such events can be highly disruptive to economies and markets, significantly disrupt the operations of individual companies (including, but not limited to, the Fund’s investment advisor, third party service providers, and counterparties), sectors, industries, markets, securities and commodity exchanges, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. These factors can cause substantial market volatility, exchange trading suspensions and closures, changes in the availability of and the margin requirements for certain instruments, and can impact the ability of the Fund to complete redemptions and otherwise affect Fund performance and Fund trading in the secondary market. A widespread crisis would also affect the global economy in ways that cannot necessarily be foreseen. How long such events will last and whether they will continue or recur cannot be predicted. Impacts from these could have a significant impact on the Fund’s performance, resulting in losses to your investment.

Performance

As of the date of this prospectus, the Fund has not yet commenced operations and therefore does not have a performance history. Once available, the Fund’s performance information will be accessible on the Fund’s website at www.volatilityshares.com and will provide some indication of the risks of investing in the Fund.

Management

Investment Adviser

Volatility Shares LLC

Portfolio Managers

The following persons serve as portfolio managers of the Fund.

•	Charles Lowery — Chief Investment Officer, Volatility Shares
•	Anand Desai — Head of Portfolio Management, Volatility Shares
•	Dustin Shidaker — Portfolio Manager, Volatility Shares

Each of the portfolio managers is primarily and jointly responsible for the day-to-day management of the Fund. Each of the Fund’s portfolio managers have served in such capacity since the Fund’s inception.

Purchase and Sale of Shares

The Fund issues and redeems Shares on a continuous basis, at NAV, only in large blocks of shares called “Creation Units.” Individual Shares may only be purchased and sold on the secondary market through a broker-dealer at a market price. Since Shares trade on securities exchanges in the secondary market at their market price rather than their NAV, the Shares may trade at a price greater than (premium) or less than (discount) the Fund’s NAV. An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). Recent information, including the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is available online at www.volatilityshares.com.

Tax Information

The Fund’s distributions will generally be taxable as ordinary income, returns of capital or capital gains. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser and Foreside Fund Services, LLC, the Fund’s distributor (the “Distributor”), may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Detroit Red Wings ETF

Investment Objective

The Detroit Red Wings ETF (the “Fund” or “[__]”) seeks to provide investment results, before fees and expenses, that correspond to the performance of futures contracts on the CME FSPI NHL Detroit Red Wings Index.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell Shares. Investors may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example set forth below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	[___]	%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses(1)	0.00%
Total Annual Fund Operating Expenses	[___]	%
(1)	“Other Expenses” are estimates based on the expenses the Fund expects to incur for the current fiscal year.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels. This example does not include the brokerage commissions that investors may pay to buy and sell Shares.

Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years
$[__]	$[___]

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. Because the Fund is new, portfolio turnover information is unavailable at this time.

Principal Investment Strategies

The Fund is an exchange-traded fund (“ETF”) that seeks to achieve its investment objective primarily through investments in futures contracts on the CME FSPI NHL Detroit Red Wings Index, which is a non-investable index (the “Red Wings Index”). The Red Wings Index is designed to systemically measure the cumulative team performance of the Detroit Red Wings only during games played over the regular and post-season. The Red Wings Index is a transparent, rules-based system using official league statistics, where positive actions add points and negative actions subtract points. The Red Wings Index is based on fifty-five statistical measures of performance and results of team games (wins, losses and ties) that results in continuous, live statistical values that underpin the value of the Red Wings Index which is calculated into a trackable and tradable number. The Red Wings Index is based solely on these statistical factors, and the performance of other professional hockey teams in the National Hockey League® (the “NHL”), or events outside of on-ice performance by the Detroit Red Wings, will not impact the value of the Red Wings Index.

The Red Wings Index has an initial standardized base value of 7,500 before the season and moves up or down based on officially reported statistics from each game, including real-time movement during regular season and postseason play. At the conclusion of the postseason, the Red Wings Index value resets to 7,500.

The Red Wings Index is maintained and calculated by FutureSports (the “Index Provider”). The Red Wings Index methodology is designed to align with the International Organization of Securities Commissions (“IOSCO”) Principles for Financial Benchmarks and supported by published governance, oversight and methodology change procedures. The NHL serves as the official data source for the Red Wings Index but does not participate in index determination or governance.

The Fund obtains exposure to the Red Wings Index by investments in futures contracts that reference the Red Wings Index and that trade on an exchange registered with the Commodity Futures Trading Commission (“Red Wings Index Futures Contracts”), and cash, cash-like instruments or high quality securities that serve as collateral to the Fund’s investments in Red Wings Index Futures Contracts (“Collateral Investments”).

Under normal circumstances, the Fund will invest at least 80% of the value of its net assets (plus borrowings for investment purposes) in Red Wings Index-Linked Instruments. For purposes of this policy, “Red Wings Index-Linked Instruments” means (i) Red Wings Index Futures Contracts; (ii) shares of other investment companies registered under the Investment Company Act of 1940 (the “1940 Act”) that invest in similar assets to those in which the Fund may invest (“Other Investment Companies”); (iii) exchange traded options on the Red Wings Index or shares of Other Investment Companies; and (iv) swap agreement transactions that reference Red Wings Index Futures Contracts, Other Investment Companies, or the Red Wings Index. Certain Red Wings Index-Linked Instruments, such as Other Investment Companies or options thereon, are currently unavailable for investment, though are expected to become available in the future.

The Fund expects to gain investment exposure to the Red Wings Index by investing a portion of its assets in a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”).

The Fund does not invest directly in prediction markets, event contracts or other instruments that provide exposure to individual sporting event or season-long outcomes or to investments that provide exposure to the financial performance of individual sports teams or leagues. Instead, the Fund seeks to benefit from increases in the price of Red Wings Index Futures Contracts.

The investment adviser to the Fund and the Subsidiary is Volatility Shares LLC (the “Adviser” or “Volatility Shares”). The Adviser oversees the Fund and implements the day-to-day portfolio management responsibilities for the Fund. In serving as investment adviser to the Fund, the Adviser does not conduct conventional investment research or analysis or forecast market movement or trends.

The Fund is classified as a “non-diversified company” under the 1940 Act. The Fund will not concentrate its investments in securities of issuers in any industry or group of industries, as the term “concentrate” is used in the 1940 Act, except that the Fund may invest more than 25% of its total assets in Red Wings Index-Linked Instruments.

The Detroit Red Wings

The Detroit Red Wings are a professional ice hockey team based in Detroit, Michigan, competing in the Atlantic Division of the NHL’s Eastern Conference. During the 2025–2026 season, the Red Wings finished sixth in the Atlantic Division, ranking 16th in standings points, 22nd in goals for, 19th in goals against, and 19th in goal differential. The Red Wings were founded in 1926 as the Detroit Cougars. The Red Wings are currently owned by Ilitch Holdings, with Christopher Ilitch serving as Governor since 2017. The team has won eleven Stanley Cup championships, capturing titles in 1936, 1937, 1943, 1950, 1952, 1954, 1955, 1997, 1998, 2002, and 2008. Neither the Fund, the Trust, nor the Adviser is affiliated with the Detroit Red Wings.

Red Wings Index Futures Contracts

The Fund intends to typically enter into cash-settled Red Wings Index Futures Contracts as the “buyer,” except as detailed below.

In simplest terms, in a cash-settled futures market the counterparty pays cash to the buyer if the price of a futures contract goes up, and buyer pays cash to the counterparty if the price of the futures contract goes down. In order to maintain its exposure to the Red Wings Index, the Fund intends to exit its futures contracts as they near expiration and replace them with new futures contracts with a later expiration date. Futures contracts with a longer term to expiration may be priced higher than futures contracts with a shorter term to expiration, a relationship called “contango”. When rolling futures contracts that are in contango the Fund will close its long position by selling the shorter-term contract at a relatively lower price and buying a longer-dated contract at a relatively higher price. The presence of contango will adversely affect the performance of the Fund. Conversely, futures contracts with a longer term to expiration may be priced lower than futures contracts with a shorter term to expiration, a relationship called “backwardation”. When rolling long futures contracts that are in backwardation, the Fund will close its long position by selling the shorter-term contract at a relatively higher price and buying a longer-dated contract at a relatively lower price. The presence of backwardation may positively affect the performance of the Fund. Further, the returns of the Red Wings Index Futures Contracts may differ from that of the Red Wings Index due to the divergence in prices or the costs associated with investing in futures contracts, which may negatively impact the Fund’s returns.

The Fund invests in Red Wings Index Futures Contracts indirectly via the Subsidiary. The Subsidiary and the Fund will have the same investment adviser and investment objective. The Subsidiary will also follow the same general investment policies and restrictions as the Fund. Except as noted herein, for purposes of this Prospectus, references to the Fund’s investment strategies and risks include those of the Subsidiary. The Fund complies with the provisions of the 1940 Act governing investment policies and capital structure and leverage on an aggregate basis with the Subsidiary. Furthermore, the Adviser, as the investment adviser to the Subsidiary, complies with the provisions of the 1940 Act relating to investment advisory contracts as it relates to its advisory agreement with the Subsidiary. The Subsidiary also complies with the provisions of the 1940 Act relating to affiliated transactions and custody. Because the Fund intends to qualify for treatment as a regulated investment company (a “RIC”) under the Internal Revenue Code of 1986 (the “Code”), the size of the Fund’s investment in the Subsidiary will not exceed 25% of the Fund’s total assets at or around each quarter end of the Fund’s fiscal year. In order to qualify as a RIC, the Fund will have to reduce its exposure to its Subsidiary on or around the end of each of the Fund’s fiscal quarter ends. The Fund expects to reduce its exposure to its Subsidiary during these periods by investing in certain other investments as described below. During these periods, the Fund may not achieve its investment objective. At other times of the year, the Fund’s investments in the Subsidiary will significantly exceed 25% of the Fund’s total assets. The Subsidiary’s custodian is U.S. Bank, N.A.

If circumstances occur where market prices for Red Wings Index Futures Contracts were not readily available, the Fund would fair value its Red Wings Index Futures Contracts in accordance with its pricing and valuation policy and procedures for fair value determinations. Pursuant to those policies and procedures, the Adviser would consider various factors, such as pricing history; market levels prior to price limits or halts; and supply, demand, and open interest in Red Wings Index Futures Contracts, among other factors. The Adviser would document its proposed pricing and methodology, detailing the factors that entered into the valuation.

Collateral Investments

The Fund will also invest its assets in Collateral Investments. The Collateral Investments may consist of high-quality securities, which include: (1) U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury; (2) investment companies registered under the 1940 Act that invest in high-quality securities; and/or (3) corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by businesses that are rated investment grade or determined by the Adviser to be of comparable quality. For these purposes, “investment grade” is defined as investments with a rating at the time of purchase in one of the four highest categories of at least one nationally recognized statistical rating organization (e.g., BBB- or higher from S&P Global Ratings or Baa3 or higher from Moody’s Investors Service, Inc.).

The Collateral Investments are designed to provide liquidity, serve as margin, or otherwise collateralize the Subsidiary’s investments in Red Wings Index-Linked Instruments. The Fund expects that it will primarily invest its assets, and that the Subsidiary will primarily invest its assets, in Collateral Investments that are “securities,” as such term is defined under the 1940 Act.

Other Investments

In order to help the Fund maintain exposure to the Red Wings Index, maintain its tax status as a RIC on days in and around quarter-end, help the Fund maintain its desired exposure to Red Wings Index Futures Contracts when it is approaching or has exceeded position limits or accountability levels, or because of liquidity or other constraints, the Fund may invest in the following:

Reverse Repurchase Agreements

The Fund may invest in reverse repurchase agreements which are a form of borrowing in which the Fund sells portfolio securities to financial institutions and agrees to repurchase them at a mutually agreed-upon date and price that is higher than the original sale price, and use the proceeds for investment purchases.

As a result of the Fund repurchasing the securities at a higher price, the Fund will lose money by engaging in reverse repurchase agreement transactions.

As noted above, because the Fund intends to qualify for treatment as a RIC under the Code, the size of the Fund’s investment in the Subsidiary will not exceed 25% of the Fund’s total assets at or around each quarter end of the Fund’s fiscal year (the “Asset Diversification Test”). At other times of the year, the Fund’s investments in the Subsidiary will significantly exceed 25% of the Fund’s total (or gross) assets.

When the Fund seeks to reduce its total assets exposure to the Subsidiary, it may use the short-term Treasury Bills it owns (and purchase additional Treasury Bills as needed) to transact in reverse repurchase agreement transactions, which are ostensibly loans to the Fund. Those loans will increase the gross assets of the Fund, which the Adviser expects will allow the Fund to meet the Asset Diversification Test. When the Fund enters into a reverse repurchase agreement, it will either (i) be consistent with Section 18 of the 1940 Act and maintain asset coverage of at least 300% of the value of the reverse repurchase agreement; or (ii) treat the reverse repurchase agreement transactions as derivative transactions for purposes of Rule 18f-4 under the 1940 Act (“Rule 18f-4”), including as applicable, the value-at-risk based limit on leverage risk.

Other Investment Companies

The Fund may invest in shares of Other Investment Companies, that is, shares of investment companies registered under the 1940 Act that invest in similar assets to those in which the Fund may invest.

Exchange-traded option contracts on shares of Other Investment Companies.

The Fund may invest in exchange-listed option contracts on shares of Other Investment Companies, which invest in similar assets to those in which the Fund may invest. An option is a contract that gives the purchaser of the option, in return for the premium paid, the right to buy shares of an investment company, from the writer of the option (in the case of a call option), or to sell shares of the investment company to the writer of the option (in the case of a put option) at a designated price during the term of the option. The premium paid by the buyer of an option will reflect, among other things, the relationship of the exercise price to the market price and the volatility of the shares of the investment company, the remaining term of the option, supply, demand, interest rates and/or currency exchange rates. The Fund may utilize “American” style options or “European” style options. American style options are exercisable on any date prior to the expiration date of the option contract. In contrast, European style options are exercisable only on the expiration date of the option contract.

Swaps that reference Red Wings Index Futures Contracts, Other Investment Companies, or the Red Wings Index.

Swap contracts are transactions entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a swap transaction, the Fund and a counterparty will agree to exchange or “swap” payments based on the change in value of an underlying asset or benchmark. For example, the two parties may agree to exchange the return (or differentials in rates of returns) earned or realized on a particular investment or instrument. In the case of the Fund, the reference asset can be Red Wings Index Futures Contracts, Other Investment Companies or the Red Wings Index.

Principal Risks

As with all investments, there are certain risks of investing in the Fund. Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective. An investment in the Fund does not represent a complete investment program. An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, the Adviser or any of their affiliates. You should consider carefully the following risks before investing in the Fund.

Each risk noted below is considered a principal risk of investing in the Fund, regardless of the order in which it appears. The significance of each risk factor below may change over time and you should review each risk factor carefully.

Risks Specific to the Fund’s Investments

Investment Strategy Risk. The Fund, through the Subsidiary, invests primarily in Red Wings Index Futures Contracts. The Fund does not invest directly in prediction markets, event contracts or other instruments that provide exposure to individual sporting event or season-long outcomes or to investments that provide exposure to the financial performance of individual sports teams or leagues. Instead, the Fund seeks to benefit from increases in the price of Red Wings Index Futures Contracts. The price of Red Wings Index Futures Contracts may not be an accurate measure of the Red Wings Index. Consequently, the Fund may perform differently from the performance of the Red Wings Index. There can be no guarantee that the performance of Red Wings Index Futures Contracts will be highly correlated to the performance of the Red Wings Index. Transaction costs (including the costs associated with futures investing), position limits, the availability of counterparties and other factors may impact the cost and pricing of Red Wings Index Futures Contracts and decrease the correlation between the performance of Red Wings Index Futures Contracts and the Red Wings Index, over short- or long-term periods. In addition, the performance of back-month Red Wings Index Futures Contracts is likely to differ more significantly from the performance of the Red Wings Index. To the extent the Fund is invested in back-month Red Wings Index Futures Contracts, the performance of the Fund should be expected to deviate more significantly from the performance of the Red Wings Index. Moreover, because the Red Wings Index is uninvestable, the Fund can only gain exposure through futures contracts and other derivatives, and differences between the prices of those instruments and the levels of the Red Wings Index may result in the Fund experiencing larger losses or smaller gains than would be implied by changes in the Red Wings Index alone.

Sports Performance Risk. The Fund’s investment strategy is inherently speculative. The value of Red Wings Index Futures Contracts is derived from the statistical performance of a single professional sports team as measured by the Red Wings Index. Successfully investing in Red Wings Index Futures Contracts requires that the team tracked by the index performs well statistically over the course of a season, an outcome that is inherently uncertain and subject to numerous unpredictable variables, including player health, competitive dynamics, coaching decisions, and random variation in athletic performance. The Red Wings Index may decline in value, and there can be no assurance that the team tracked by the index will perform at or above the levels implied by the prices of Red Wings Index Futures Contracts at the time the Fund obtains exposure.

On-Ice Performance and Competitive Results Risk. The Fund’s investment performance is linked to the on-ice statistical performance of a single NHL team during the regular season and, if applicable, the playoffs. The prices of Red Wings Index Futures Contracts are expected to rise when the team performs well statistically and to fall when the team performs poorly. Competitive results in professional hockey are inherently unpredictable and can be influenced by factors entirely outside the team’s control, including the performance of opposing teams, referee calls, random puck bounces, weather affecting travel, and in-game injuries. A team may enter a season with high expectations based on roster strength, coaching hires, or offseason acquisitions, only to underperform due to chemistry issues, unexpected injuries to key players, player slumps, or tactical mismatches against divisional opponents. The NHL season extends over several months and includes 82 regular season games per team, during which even a strong team may experience prolonged losing streaks that cause material declines in the Red Wings Index. If the team fails to make the playoffs, the Fund will not benefit from any potential uplift in index value that could accompany postseason success. Conversely, early playoff elimination could cause sharp declines in futures prices if the market had priced in deeper postseason performance. Because the Fund is concentrated in a single NHL team, there is no opportunity to offset poor on-ice performance by gaining exposure to a stronger team or a different sport.

Red Wings Index Investing Risk. The Fund is indirectly exposed to the risks of the Red Wings Index through its investments in Red Wings Index Futures Contracts and other Red Wings Index-Linked Instruments. The Fund does not invest in the Red Wings Index, which is an uninvestable index. The performance of the Red Wings Index will be very different from a portfolio of Red Wings Index Futures Contracts.

The Red Wings Index moves up or down based on officially reported statistics from every game, match, or event throughout the regular season and postseason. Positive statistical actions (e.g., goals scored, points earned) add value to the index, while negative actions (e.g., opponent scoring, penalties or setbacks) subtract value. Poor statistical performance by the Detroit Red Wings could have a significant negative impact on the level of the Red Wings Index and therefore the value of the Fund. In addition, unlike instruments that are based on tradable reference assets, the Red Wings Index Futures Contracts and Red Wings Index-Linked Instruments are tied to an index that is not directly investable and, thus, have settlement prices based on the calculation of that index, not the price of a tradable asset.

Concentrated Single-Team Exposure Risk. The Fund’s investment strategy results in concentrated exposure to a single professional sports team’s statistical performance (i.e., the Detroit Red Wings) as measured by an index. Unlike diversified funds that spread risk across multiple asset classes, sectors, or issuers, the Fund’s performance is primarily driven by the statistical output of one team over the course of a season. As a result, the Fund is more susceptible to risks affecting that team, including player injuries, suspensions, trades, retirements, coaching changes, front-office turnover, league sanctions, labor disputes, lockouts, or other events that directly or indirectly influence the team’s on-ice statistical performance. This degree of concentration will likely increase volatility in the Fund’s NAV, heighten the likelihood of significant losses over short periods, and cause the Fund’s returns to diverge substantially from those of more diversified investments. Additionally, because the Fund is concentrated in a single team, it is inherently concentrated in a single professional sports league. This subjects the Fund to league-specific risks, including league-wide labor disputes, broad scandal, changes to the structure or rules of the league, or events that cause the cancellation or suspension of games. The Fund has no ability to rotate exposure into a different team, sport, or league in response to adverse developments affecting the team to which it has exposure.

Insider Trading and Information Asymmetry Risk. Unlike securities markets, which are governed by well-established insider trading prohibitions under the Securities Exchange Act of 1934, the legal framework governing trading on the basis of material, non-public information in the context of commodity futures is less developed. While the CFTC has broad anti-manipulation and anti-fraud authority under the Commodity Exchange Act (“CEA”), specific rules and judicial precedent addressing what constitutes improper trading on non-public information in the context of sports-linked futures remain nascent. Certain individuals may possess material, non-public information that could affect the statistical performance of the Red Wings Index and, consequently, the prices of Red Wings Index Futures Contracts. Such individuals may include, without limitation, team coaches, players, trainers, team medical staff, front office personnel, referees, officials, league personnel, or sports data providers. For example, undisclosed injuries to key players or undisclosed lineup changes could materially affect the level of the Red Wings Index. Such persons could trade Red Wings Index Futures Contracts or Fund Shares to profit from their informational advantage prior to public disclosure. There is no guarantee that exchanges, the CME, or the CFTC will successfully detect and prevent such trading, and the Fund has no means of preventing such individuals from purchasing or selling Fund Shares. The participation of informed insiders in the market for Red Wings Index Futures Contracts can create adverse selection for other market participants and distort market prices. Because the Fund is concentrated in a single team, the impact of insider trading on the Fund may be more pronounced than in markets with broader diversification.

League Credibility and Sports Integrity Risk. The Red Wings Index is calculated based on official league statistics derived from the games of a single professional sports team, and the integrity of those games is fundamental to the reliability of the index. Efforts to interfere with the team’s games, including match-fixing, point-shaving, or referee manipulation, could materially affect the statistical data upon which the Red Wings Index is based, create significant uncertainty regarding index levels, and cause pronounced price volatility in Red Wings Index Futures Contracts. Confirmed or suspected game interference may also prompt legislative or regulatory responses, including restrictions on sports-linked financial products or emergency rulemaking by the CFTC, that could restrict the listing or trading of Red Wings Index Futures Contracts. Even widely publicized allegations of interference, absent actual misconduct, could undermine market confidence in the Red Wings Index and the futures contracts that reference it.

Gaming and State Regulatory Litigation Risk. Exchanges that list sports-linked financial instruments, including Red Wings Index Futures Contracts, may be subject to legal challenges brought by state attorneys general, state gaming commissions, and other state-level actors asserting that such instruments constitute regulated gambling or gaming activity under state law, notwithstanding that such contracts are listed on a CFTC-regulated exchange. Such proceedings may assert that the listing of sports-linked contracts violates state gaming statutes, requires state gaming or sports wagering licenses, or constitutes an illegal gambling enterprise. These exchanges, and the CFTC in certain court filings, have asserted that the CEA and the CFTC’s exclusive jurisdiction over CFTC-regulated exchanges preempts state gaming regulations. There is no assurance that federal courts will rule in favor of federal preemption, and resolution may require years of litigation and potentially appellate review. An adverse ruling could result in the suspension or cessation of trading in Red Wings Index Futures Contracts, material operational restrictions, significant financial penalties, or the effective loss of the ability to list sports-linked futures. Any of these outcomes could materially and adversely affect the Fund’s ability to achieve its investment objective and could result in significant losses.

Platform and Distribution Restriction Risk. Broker-dealers, registered investment adviser platforms, wirehouses, and other financial intermediaries may refuse to list, recommend, or permit purchases of Fund Shares through their platforms due to the Fund’s association with sports performance outcomes and the perception that such products are akin to sports wagering, regardless of the Fund’s legal status as a registered investment company under the 1940 Act. Certain intermediaries may permit only unsolicited purchases, prohibit financial advisers from recommending the Fund, or exclude the Fund from model portfolios entirely. These restrictions could limit the Fund’s accessible investor base, constrain assets under management, reduce secondary market liquidity, widen bid-ask spreads, and increase the likelihood that Fund Shares will trade at significant premiums or discounts to net asset value. Even if an intermediary initially permits distribution, it may subsequently restrict access in response to adverse regulatory developments, reputational concerns, or changes in compliance policies. If a significant number of intermediaries refuse to distribute Fund Shares, the Fund may be unable to achieve sufficient scale, which could increase the Fund’s expense ratio, reduce trading volume, and impair the Fund’s ability to operate effectively.

Novel Market Risk. Red Wings Index Futures Contracts are a novel asset class with limited trading history. The market may not develop the depth, liquidity, or trading efficiency associated with more established futures markets, and its pricing may be influenced by factors unrelated to fundamental assessments of team performance, including speculative activity, behavioral biases, regulatory headlines, or concentrated participation by a limited number of traders. There is limited historical data on which to base expectations regarding future price behavior, volatility patterns, or the costs associated with maintaining exposure, and traditional risk metrics may not accurately capture the risks of investing in this market. There can be no assurance that the market for Red Wings Index Futures Contracts will achieve or sustain the level of participation, liquidity, and price discovery necessary for the Fund to effectively pursue its investment objective.

Limited Price Discovery and Market Depth Risk. Because Red Wings Index Futures Contracts are a newly created instrument class, the market may lack the depth, breadth, and participation necessary for reliable price discovery. Traditional commodity futures markets benefit from decades of participation by commercial hedgers, speculators, and arbitrageurs whose activities contribute to efficient pricing. The market for Red Wings Index Futures Contracts is expected to have few, if any, natural commercial hedgers, and may be dominated by retail speculators, algorithmic traders, or a small number of institutional participants. This concentrated participation could result in prices that do not accurately reflect fair value, wider bid-ask spreads, and elevated intraday price volatility. In thin markets, even modest order flow from the Fund could move prices against the Fund, increasing transaction costs and reducing returns. There can be no assurance that the market for Red Wings Index Futures Contracts will develop sufficient liquidity over time, and the Fund may be unable to establish or exit positions at prices the Fund considers favorable.

Seasonality and Offseason Risk. The Red Wings Index resets to a standardized base value prior to the start of each sports season and has a defined life cycle that ends following the postseason. Because the Fund tracks a single team in a single sport, the Fund is tied to that sport’s competitive calendar and has no ability to diversify across sports or rotate into a sport that is in-season when the team’s sport is not. During the playing season, the Red Wings Index moves in real-time based on officially reported game statistics, and the prices of Red Wings Index Futures Contracts are expected to reflect both the current index level and market expectations regarding future team performance. During the offseason, however, the Red Wings Index will not move because no games are being played, and the Fund’s exposure to Red Wings Index Futures Contracts will behave differently than during the playing season. The Fund anticipates maintaining exposure to Red Wings Index Futures Contracts during the offseason. Although the underlying index will be static during this period, the prices of Red Wings Index Futures Contracts may still fluctuate based on market expectations regarding the team’s prospects for the upcoming season, including coaching changes, player trades, draft picks, free agent signings, injury recovery timelines, training camp developments, and other factors that affect the market’s assessment of the team’s likely statistical performance. However, because the index itself is not moving during the offseason, the magnitude of futures price movements may be reduced relative to the playing season, and the relationship between futures prices and the underlying index level may be less predictable. There can be no assurance that the Fund’s offseason futures holdings will appreciate in value, and the Fund may experience losses during the offseason if market sentiment regarding the team’s upcoming season deteriorates. In addition, there can be no assurance that Red Wings Index Futures Contracts will be available in sufficient volume or at favorable pricing during the offseason or at the start of a new season.

League Discontinuation, Lockout, or Strike Risk. The Fund’s ability to invest in Red Wings Index Futures Contracts depends on the continued operation of the NHL and the playing of scheduled games. Labor disputes between the NHL and its players’ union could result in a lockout or strike that suspends or cancels all or a significant portion of a season. The NHL has previously experienced work stoppages, including a full-season cancellation in 2004-2005. During any such period, no games would be played, the Red Wings Index would not generate data, and trading in Red Wings Index Futures Contracts could be suspended or severely impaired. The Fund would be unable to pursue its investment strategy during such a period, may be forced to liquidate positions at disadvantageous prices, and could experience substantial losses. Even after a labor dispute is resolved, the shortened or restructured season could materially change the statistical patterns underlying the index methodology. In addition, force majeure events such as a pandemic, natural disaster, or other circumstances beyond the control of the league could cause widespread game cancellations or delays. There can be no assurance that the league will not experience a work stoppage or other extended interruption during the Fund’s investment period, or that the Fund will be able to recover any losses incurred as a result of such events.

Index Provider and Data Dependency Risk. The Red Wings Index is maintained and calculated by a single Index Provider, FutureSports. If the Index Provider were to experience operational failures, cease operations, lose its data feed from the applicable sports league, experience a cybersecurity breach, or otherwise become unable to calculate the Red Wings Index, Red Wings Index Futures Contracts may have no reliable reference value, which could materially and adversely affect the value of the Fund. In addition, the Red Wings Index is calculated solely on the basis of officially reported statistics from a single sports league. The league serves as the data source but does not participate in index determination or governance. If the league were to report incorrect statistics, issue post-game corrections, change how it reports or categorizes statistics, delay reporting, or discontinue the provision of data to the Index Provider, the settlement prices of Red Wings Index Futures Contracts could be based on erroneous or incomplete data. Furthermore, the Index Provider controls the methodology by which official statistics are translated into index points. If the Index Provider amends or discontinues its methodology, the behavior of the Red Wings Index could change materially and the futures market may not immediately price in such changes. The Red Wings Index is calculated in real-time while games are being played, which introduces latency, data-feed, and computational risks that differ from those associated with traditional financial indexes.

Trading Hours and Sporting Event Timing Risk. NHL games may occur during evening hours, on weekends, and on holidays when the Exchange is closed and when the market for Red Wings Index Futures Contracts may have limited or no trading activity. Because the Red Wings Index moves in real-time while games are being played, material index movements may occur during periods when investors are unable to buy or sell Shares or when Red Wings Index Futures Contracts are not actively trading. As a result, the opening price of Shares and the prices of Red Wings Index Futures Contracts on the next trading session may differ significantly from the prior session’s closing prices, potentially resulting in large gaps at the open. Shareholders may not be able to sell their Shares until after such a gap has been fully realized, resulting in an inability to mitigate losses in a declining market.

Futures Contracts Risk. Risks of futures contracts include: (i) an imperfect correlation between the value of the futures contract and the underlying asset; (ii) possible lack of a liquid secondary market; (iii) the inability to close a futures contract when desired; (iv) losses caused by unanticipated market movements, which may be unlimited; (v) an obligation for the Fund to make daily cash payments to maintain its required margin, particularly at times when the Fund may have insufficient cash; and (vi) unfavorable execution prices from rapid selling. Unlike equities, which typically entitle the holder to a continuing stake in a corporation, futures contracts normally specify a certain date for settlement in cash based on the reference asset. As the futures contracts approach expiration, they may be replaced by similar contracts that have a later expiration. This process is referred to as “rolling.” If the market for these contracts is in “contango,” meaning that the prices of futures contracts in the nearer months are lower than the price of contracts in the distant months, the sale of the near-term month contract would be at a lower price than the longer-term contract, resulting in a cost to “roll” the futures contract. The actual realization of a potential roll cost will be dependent upon the difference in price of the near and distant contract. Because the margin requirement for futures contracts is less than the value of the assets underlying the futures contract, futures trading involves a degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 40% of the value of the futures contract is deposited as margin, a subsequent 20% decrease in the value of the futures contract would result in a loss of half of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A decrease in excess of 40% would result in a loss exceeding the original margin deposit, if the futures contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount initially invested in the futures contract. However, the Fund would presumably have sustained comparable losses if, instead of investing in the futures contract, it had invested in the underlying financial instrument and sold it after the decline. Further, if the market for Red Wings Index Futures Contracts is in a period of contango, if the performance of the Red Wings Index and the price of Red Wings Index Futures Contracts were to decline, the Fund would experience the negative impact of contango. The impact of backwardation or contango may lead to the returns of the Fund to vary significantly from the total return of other price references. Additionally, in the event of a prolonged period of contango, and absent the impact of rising or falling pricing in the Red Wings Index, this could have a significant negative impact on the Fund’s NAV and total return.

Position Limits and Price Limits

The CFTC and various exchanges on which Red Wings Index Futures Contracts trade have established position limits and price limits for Red Wings Index Futures Contracts. Position limit regulation and price limit regulation serve distinct purposes and are regulated differently.

Position limits are designed to prevent excessive speculation that could cause sudden or unreasonable fluctuations in the price of a commodity. They limit the maximum number of contracts a person or entity can hold in a particular commodity.

Price limits are mechanisms to maintain orderly markets by restricting the price range within which futures contracts can trade during a trading session. They prevent extreme price movements that could disrupt market stability. Price limits are typically set as a percentage of the previous day's settlement price. When price limits are hit, trading may be halted or expanded depending on the product and regulatory rules. Unlike position limits, price limits do not restrict the number of contracts a trader can hold but rather the price at which those contracts can be traded. When a price limit is hit, the market for Red Wings Index Futures Contracts may temporarily halt until price limits can be expanded or trading may be stopped for the day.

If the Fund is unable to buy or sell Red Wings Index Futures Contracts as a result of position limits being hit or price limits that result in a halted or closed market—or for other reasons including limited liquidity in the market for Red Wings Index Futures Contracts, a disruption to the market for Red Wings Index Futures Contracts, or as a result of margin requirements, accountability levels, or other limitations imposed by the Fund’s futures commission merchants (“FCMs”), the listing exchanges, or the CFTC—the Adviser would take such action as it believes appropriate and in the best interest of the Fund in consideration of the facts and circumstances at such time, including: (i) investing in Red Wings Index-Linked Instruments that are not Red Wings Index Futures Contracts; (ii) requiring that authorized participants purchase and redeem in large blocks of shares called “Creation Units” through an exchange for related position (EFRP) method rather than in cash; (iii) applying increased authorized participant variable transaction fees for purchases or redemptions of Creation Units made in cash; or (iv) de-levering the Fund, relative to its investment objective, by an amount reflecting prevailing price limits. In addition, the Fund generally may suspend the issuance of Creation Units only for a limited time and only due to extraordinary circumstances, such as when the markets on which the ETF’s portfolio holdings are traded are closed for a limited period of time; that is to say, when the Fund is unable to increase its exposure to underlying assets.

Cost of Futures Investment Risk. When a Red Wings Index Futures Contract is nearing expiration, the Fund will generally sell it and use the proceeds to buy a Red Wings Index Futures Contract with a later expiration date. This is commonly referred to as “rolling”.

If the Fund rolls Red Wings Index Futures Contracts that are in contango, the Fund would sell a lower priced, expiring contract and purchase a higher priced, longer-dated contract. The price difference between the expiring contract and longer-dated contract associated with rolling Red Wings Index Futures Contracts is typically substantially higher than the price difference associated with rolling other futures contracts. Contango in the market for Red Wings Index Futures Contracts may have a significant adverse impact on the performance of the Fund and may cause Red Wings Index Futures Contracts and the Fund to underperform the Red Wings Index. Both contango and backwardation would reduce the Fund’s correlation to the Red Wings Index and may limit or prevent the Fund from achieving its investment objective. The impact of both contango and backwardation may also be greater to the extent the Fund invests in back-month Red Wings Index Futures Contracts.

Investment Capacity Risk. If the Fund’s ability to obtain exposure to Red Wings Index Futures Contracts consistent with its investment objective is disrupted for any reason, including but not limited to, limited liquidity in the market for Red Wings Index Futures Contracts, a disruption to the market for Red Wings Index Futures Contracts, or as a result of margin requirements or position limits imposed by the Fund’s FCMs, the CME, or the CFTC, and the Fund could not otherwise meet its investment objective through the use of other investments discussed above, the Fund would not be able to achieve its investment objective and may experience significant losses.

Liquidity Risk. The market for the Red Wings Index Futures Contracts may be subject to periods of illiquidity. During such times it may be difficult or impossible to buy or sell a position at the desired price. Market disruptions or volatility can also make it difficult to find a counterparty willing to transact at a reasonable price and sufficient size. Illiquid markets may cause losses, which could be significant. Large positions also increase the risk of illiquidity, which may make the Fund’s positions more difficult to liquidate, and increase the losses incurred while trying to do so.

Derivatives Risk. In addition to Red Wings Index Futures Contracts, the Fund may obtain exposure through the following other derivatives: (1) exchange traded options on Other Investment Companies and/or (2) swap agreement transactions that reference Red Wings Index Futures Contracts, Other Investment Companies, or the Red Wings Index.

Investing in derivatives may be considered aggressive and may expose the Fund to risks different from, or possibly greater than, the risks associated with investing directly in the reference asset(s) underlying the derivative (e.g., the securities or commodities contained in the Fund). The use of derivatives may result in larger losses or smaller gains than directly investing in securities or commodities. The risks of using derivatives include: (1) the risk that there may be imperfect correlation between the price of the financial instruments and movements in the prices of the reference asset(s); (2) the risk that an instrument is mispriced; (3) credit or counterparty risk on the amount a Fund expects to receive from a counterparty; (4) the risk that securities prices, interest rates and currency markets will move adversely and a Fund will incur significant losses; (5) the risk that the cost of holding a financial instrument might exceed its total return; and (6) the possible absence of a liquid secondary market for a particular instrument and possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to adjust a Fund’s position in a particular instrument when desired. Each of these factors may prevent a Fund from achieving its investment objective and may increase the volatility (i.e., fluctuations) of the Fund’s returns. Because derivatives often require limited initial investment, the use of derivatives also may expose a Fund to losses in excess of those amounts initially invested.

The performance of any Red Wings Index-Linked Instrument may not track the performance of its underlying benchmark due to embedded costs and other factors. Thus, to the extent the Fund invests in swaps that use a Red Wings Index-Linked Instrument as the reference asset, the Fund may be subject to greater correlation risk and may not achieve as high a degree of correlation with its investment objective than if the Fund only used Red Wings Index Futures Contracts.

Swap Agreements Risk. The Fund may enter into cash-settled swaps and other derivatives to gain exposure to an underlying asset without actually purchasing such asset. Swaps are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on a particular pre-determined interest rate, commodity, security, indexes, or other assets or measurable indicators. The primary risks associated with the use of swaps are mispricing or improper valuation, imperfect correlation between movements in the notional amount and the price of the underlying investments, and the failure of a counterparty to perform. If a counterparty’s creditworthiness for an over-the-counter swap declines, the value of the swap would likely decline. Moreover, there is no guarantee that the Fund could eliminate its exposure under an outstanding swap by entering into an offsetting swap with the same or another party. In addition, the Fund may use a combination of swaps on an underlying index.

Options Risk. The Fund may purchase exchange-traded options that reference shares of Other Investment Companies. Transactions in options generally require less capital than equivalent stock transactions. They may return smaller dollar figures but a potentially greater percentage of the investment than equivalent stock transactions. The potential profit is limited to the premium received for the contract. The potential loss can be unlimited. While leverage means the percentage returns can be significant, the amount of cash required is smaller than equivalent stock transactions. It is possible to lose the entire principal invested, and sometimes more. As an options holder, a Fund risks the entire amount of the premium it pays. But as an options writer, it takes on a much higher level of risk. For example, if the Fund writes an uncovered call, it faces unlimited potential loss, since there is no cap on how high a stock price can rise. When buying options, a Fund risks losing the premium paid, plus commissions and fees.

Reverse Repurchase Agreements Risk. The Fund may invest in reverse repurchase agreements. Reverse repurchase agreements are transactions in which the Fund sells portfolio securities to financial institutions such as banks and broker-dealers, and agrees to repurchase them at a mutually agreed-upon date and price which is higher than the original sale price. Reverse repurchase agreements are a form of leverage and the use of reverse repurchase agreements by the Fund may increase the Fund’s volatility. The Fund incurs costs, including interest expenses, in connection with the opening and closing of reverse repurchase agreements that will be borne by the shareholders.

Reverse repurchase agreements are also subject to the risk that the other party to the reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Fund. In situations where the Fund is required to post collateral with a counterparty, the counterparty may fail to segregate the collateral or may commingle the collateral with the counterparty’s own assets. As a result, in the event of the counterparty’s bankruptcy or insolvency, the Fund’s collateral may be subject to the conflicting claims of the counterparty’s creditors, and the Fund may be exposed to the risk of a court treating the Fund as a general unsecured creditor of the counterparty, rather than as the owner of the collateral. There can be no assurance that a counterparty will not default and that the Fund will not sustain a loss on a transaction as a result.

Reverse repurchase agreements also involve the risk that the market value of the securities sold by the Fund may decline below the price at which it is obligated to repurchase the securities. In addition, when the Fund invests the proceeds it receives in a reverse repurchase transaction, there is a risk that those investments may decline in value. In this circumstance, the Fund could be required to sell other investments in order to meet its obligations to repurchase the securities.

Risks Related to Investing in Other Investment Companies. The Fund may invest in long or short positions in Other Investment Companies (i.e., investment companies registered under the 1940 Act that invest in similar assets to those in which the Fund may invest). Investing in Other Investment Companies may involve duplication of advisory or management fees and certain other expenses. By investing in Other Investment Companies, the Fund becomes a shareholder of that Other Investment Company. As a result, Fund shareholders indirectly bear the Fund’s proportionate share of the fees and expenses paid by shareholders of the Other Investment Company, in addition to the fees and expenses Fund shareholders bear in connection with the Fund’s own operations. As a shareholder, the Fund must rely on the Other Investment Company to achieve its investment objective. The Fund’s performance may be magnified positively or negatively by virtue of its investment in the Other Investment Company. If the Other Investment Company fails to achieve its investment objective, the value of the Fund’s investment could decline, thus affecting the Fund’s performance. In addition, because certain Other Investment Company shares are listed on national stock exchanges and are traded like stocks on an exchange, their shares potentially may trade at a discount or a premium. Investments in such shares may be subject to brokerage and other trading costs, which could result in greater expenses to the Fund. Finally, because the value of certain Other Investment Company shares may depend on the demand in the market, the Adviser may not be able to liquidate the Fund’s holdings in those shares at the most optimal time, adversely affecting the Fund’s performance.

Collateral Investments Risk. The Fund’s use of Collateral Investments may include obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities, including bills, notes and bonds issued by the U.S. Treasury, investment companies registered under the 1940 Act that invest in high-quality securities and corporate debt securities, such as commercial paper.

Some securities issued or guaranteed by federal agencies and U.S. Government-sponsored instrumentalities may not be backed by the full faith and credit of the United States, in which case the investor must look principally to the agency or instrumentality issuing or guaranteeing the security for ultimate repayment, and may not be able to assert a claim against the United States itself in the event that the agency or instrumentality does not meet its commitment. The U.S. Government, its agencies and instrumentalities do not guarantee the market value of their securities, and consequently, the value of such securities may fluctuate. Although the Fund may hold securities that carry U.S. Government guarantees, these guarantees do not extend to the Shares.

Investment companies that invest in high-quality securities are subject to management fees and other expenses. Therefore, investments in these funds will cause the Fund to bear indirectly a proportional share of the fees and costs of the funds in which it invests. At the same time, the Fund will continue to pay its own management fees and expenses with respect to all of its assets, including any portion invested in the shares of such fund. It is possible to lose money by investing in investment companies that invest in high-quality securities.

Corporate debt securities such as commercial paper generally are short-term unsecured promissory notes issued by businesses. Corporate debt may carry variable or floating rates of interest. Corporate debt securities carry both credit risk and interest rate risk. Credit risk is the risk that the Fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it is due.

Asset Concentration Risk. Since the Fund may take concentrated positions in Red Wings Index Futures Contracts, the Fund’s performance may be hurt disproportionately and significantly by the poor performance of those positions to which it has significant exposure. Asset concentration makes the Fund more susceptible to any single occurrence affecting the underlying positions and may subject the Fund to greater market risk than more diversified funds.

Counterparty Risk. The Fund will be subject to credit risk (i.e., the risk that a counterparty is unwilling or unable to make timely payments or otherwise meet its contractual obligations) with respect to the amount the Fund expects to receive from counterparties to: Red Wings Index Futures Contracts; reverse repurchase agreements; swaps on Red Wings Index Futures Contracts, Other Investment Companies, or the Red Wings Index.

The Fund may be negatively impacted if a counterparty becomes bankrupt or otherwise fails to perform its obligations under such an agreement. The Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding and the Fund may obtain only limited recovery or may obtain no recovery in such circumstances. In order to attempt to mitigate potential counterparty credit risk, the Fund typically enters into transactions with major financial institutions.

The counterparty to an exchange-traded futures contract is subject to the credit risk of the clearing house and the FCM through which it holds its position. Specifically, the FCM or the clearing house could fail to perform its obligations, causing significant losses to the Fund. For example, the Fund could lose margin payments it has deposited with an FCM as well as any gains owed but not paid to the Fund, if the FCM or clearing house becomes insolvent or otherwise fails to perform its obligations. Credit risk of market participants with respect to derivatives that are centrally cleared is concentrated in a few clearing houses and it is not clear how an insolvency proceeding of a clearing house would be conducted and what impact an insolvency of a clearing house would have on the financial system. Under current CFTC regulations, a FCM maintains customers’ assets in a bulk segregated account. If a FCM fails to do so, or is unable to satisfy a substantial deficit in a customer account, its other customers may be subject to risk of loss of their funds in the event of that FCM’s bankruptcy. In that event, in the case of futures, the FCM’s customers are entitled to recover, even in respect of property specifically traceable to them, only a proportional share of all property available for distribution to all of that FCM’s customers. In addition, if the FCM does not comply with the applicable regulations, or in the event of a fraud or misappropriation of customer assets by the FCM, the Fund could have only an unsecured creditor claim in an insolvency of the FCM with respect to the margin held by the FCM. FCMs are also required to transfer to the clearing house the amount of margin required by the clearing house, which amount is generally held in an omnibus account at the clearing house for all customers of the FCM. In addition, the Fund may enter into futures contracts and repurchase agreements with a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. The Fund does not specifically limit its counterparty risk with respect to any single counterparty.

Further, there is a risk that no suitable counterparties are willing to enter into reverse repurchase agreements with the Fund, or continue to enter into, reverse repurchase agreement transactions with the Fund and, as a result, the Fund may not be able to achieve its investment objective. There is also the risk that the Fund may not be able to engage in reverse repurchase agreement transactions because suitable counterparties refuse to enter into transactions with the Fund. Contractual provisions and applicable law may prevent or delay the Fund from exercising its rights to terminate an investment or transaction with a financial institution experiencing financial difficulties, or to realize on collateral, and another institution may be substituted for that financial institution without the consent of the Fund. If the credit rating of a counterparty to a futures contract and/or repurchase agreement declines, the Fund may nonetheless choose or be required to keep existing transactions in place with the counterparty, in which event the Fund would be subject to any increased credit risk associated with those transactions. Also, in the event of a counterparty’s (or its affiliate’s) insolvency, the possibility exists that the Fund’s ability to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral, could be stayed or eliminated under special resolution regimes adopted in the United States, the European Union and various other jurisdictions. Such regimes provide government authorities with broad authority to intervene when a financial institution is experiencing financial difficulty. In particular, the regulatory authorities could reduce, eliminate, or convert to equity the liabilities to the Fund of a counterparty who is subject to such proceedings in the European Union (sometimes referred to as a “bail in”).

Credit Risk. An issuer or other obligated party of a debt security may be unable or unwilling to make dividend, interest and/or principal payments when due. In addition, the value of a debt security may decline because of concerns about the issuer’s ability or unwillingness to make such payments.

Debt Securities Risk. Investments in debt securities subject the holder to the credit risk of the issuer. Credit risk refers to the possibility that the issuer or other obligor of a security will not be able or willing to make payments of interest and principal when due. Generally, the value of debt securities will change inversely with changes in interest rates. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. During periods of falling interest rates, the income received by the Fund may decline. If the principal on a debt security is prepaid before expected, the prepayments of principal may have to be reinvested in obligations paying interest at lower rates. Debt securities generally do not trade on a securities exchange making them generally less liquid and more difficult to value than common stock.

Interest Rate Risk. Interest rate risk is the risk that the value of the debt securities in the Fund’s portfolio will decline because of rising market interest rates. Interest rate risk is generally lower for shorter term debt securities and higher for longer-term debt securities. Duration is a reasonably accurate measure of a debt security’s price sensitivity to changes in interest rates and a common measure of interest rate risk. Duration measures a debt security’s expected life on a present value basis, taking into account the debt security’s yield, interest payments and final maturity. In general, duration represents the expected percentage change in the value of a security for an immediate 1% change in interest rates. For example, the price of a debt security with a three-year duration would be expected to drop by approximately 3% in response to a 1% increase in interest rates. Therefore, prices of debt securities with shorter durations tend to be less sensitive to interest rate changes than debt securities with longer durations. As the value of a debt security changes over time, so will its duration.

Clearing Broker Risk. The Fund’s investments in exchange-traded futures contracts expose it to the risks of a clearing broker (or a FCM). Under current regulations, a clearing broker or FCM maintains customers’ assets in a bulk segregated account. There is a risk that Fund assets deposited with the clearing broker to serve as margin may be used to satisfy the broker’s own obligations or the losses of the broker’s other clients. In the event of default, the Fund could experience lengthy delays in recovering some or all of its assets and may not see any recovery at all. Furthermore, the Fund is subject to the risk that no FCM is willing or able to clear the Fund’s transactions or maintain the Fund’s assets. If the Fund’s FCMs are unable or unwilling to clear the Fund’s transactions, or if the FCM refuses to maintain the Fund’s assets, the Fund will be unable to have its orders for Red Wings Index Futures Contracts fulfilled or assets custodied. In such a circumstance, the performance of the Fund will likely deviate from the performance of changes in the Red Wings Index and may result in the proportion of Red Wings Index Futures Contracts in the Fund’s portfolio relative to the total assets of the Fund to decrease.

Non-Diversification Risk. The Fund is classified as a “non-diversified company” under the 1940 Act. As a result, the Fund is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by the diversification requirements imposed by the Code. The Fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly invested in certain issuers.

Risks Related to the Management of the Fund

Active Management Risk. The Fund is actively managed, and its performance reflects investment decisions that the Adviser makes for the Fund. Such judgments about the Fund’s investments may prove to be incorrect. If the investments selected and the strategies employed by the Fund fail to produce the intended results, the Fund could underperform as compared to other funds with similar investment objectives and/or strategies, or could have negative returns.

Frequent Trading Risk. The Fund regularly purchases and subsequently sells (i.e., “rolls”) individual futures contracts throughout the year so as to maintain a fully invested position. As the contracts near their expiration dates, the Fund rolls them over into new contracts. This frequent trading of contracts may increase the amount of commissions or mark-ups to broker-dealers that the Fund pays when it buys and sells contracts, which may detract from the Fund’s performance. High portfolio turnover may result in the Fund paying higher levels of transaction costs and may generate greater tax liabilities for shareholders. Frequent trading risk may cause the Fund’s performance to be less than expected.

Rebalancing Risk. If for any reason the Fund is unable to rebalance all or a portion of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund may be over- or under-exposed to the returns of the Red Wings Index. Additionally, because the market for Red Wings Index Futures Contracts is nascent and may be thinly traded, the Fund’s own trading activity, including purchases, sales, and rolling of contracts, could materially influence the prices of Red Wings Index Futures Contracts. If the Fund represents a significant portion of the open interest or trading volume, its activity could move prices against it, resulting in higher costs and reduced returns. If other market participants anticipate the Fund’s trading patterns, they may engage in front-running or other anticipatory trading strategies that further increase the Fund’s transaction costs. The trading activity associated with such transactions will contribute to the existing trading volume on the underlying futures contracts and may adversely affect the market price of such underlying futures contracts.

Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or systems failures. The Fund and the Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

Valuation Risk. The Fund or the Subsidiary may hold securities or other assets that may be valued on the basis of factors other than market quotations. This may occur because the asset or security does not trade on a centralized exchange, or in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” assets or securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, there is no assurance that the Fund or the Subsidiary could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund or the Subsidiary would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund or the Subsidiary at that time. The Fund’s ability to value investments may be impacted by technological issues or errors by pricing services or other third-party service providers.

New Fund Risk. As of the date of this prospectus, the Fund has no operating history and currently has fewer assets than larger funds. Like other new funds, large inflows and outflows may impact the Fund’s market exposure for limited periods of time. This impact may be positive or negative, depending on the direction of market movement during the period effected.

Risks Related to Trading of Shares

Trading Issues Risk. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. The Fund may have difficulty maintaining its listing on the Exchange in the event the Fund’s assets are small, the Fund does not have enough shareholders, or if the Fund is unable to proceed with creation and/or redemption orders.

Authorized Participant Concentration Risk. Only an “authorized participant” or “AP” (i.e., broker-dealers and large institutional investors that have entered into participation agreement with the Fund) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that act as APs on an agency basis (i.e. on behalf of other market participants). To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem, in either of these cases, Shares may trade at a discount to the Fund’s net asset value and possibly face delisting.

Market Maker Risk. If the Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of Shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s net asset value and the price at which the Shares are trading on the Exchange, which could result in a decrease in value of the Shares. In addition, decisions by market makers or APs to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Shares trading at a discount to net asset value and also in greater than normal intra-day bid-ask spreads for Shares.

Premium/Discount Risk. The market price of the Fund’s Shares will generally fluctuate in accordance with changes in the Fund’s net asset value as well as the relative supply of and demand for Shares on the Exchange. The Fund’s market price may deviate from the value of the Fund’s underlying portfolio holdings, particularly in time of market stress, with the result that investors may pay more or receive less than the underlying value of the Shares bought or sold. The Adviser cannot predict whether Shares will trade below, at, or above their net asset value because the Shares trade on the Exchange at market prices and not at net asset value. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related, but not identical, to the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. However, given that Shares can only be purchased and redeemed in Creation Units, and only to and from broker-dealers and large institutional investors that have entered into participation agreements (unlike shares of closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset value), the Adviser believes that large discounts or premiums to the net asset value of Shares should not be sustained. In addition, because the Fund provides exposure to the statistical performance of a single professional sports team, demand for Shares may be influenced by fan loyalty, emotional attachment, and team-related sentiment rather than by rational assessments of the Fund’s expected risk-adjusted returns. These demand patterns could increase intraday volatility in Fund Shares, widen bid-ask spreads, and result in investors purchasing or selling Shares at prices that do not reflect the Fund’s underlying NAV. During stressed market conditions, the market for the Fund’s Shares may become less liquid in response to deteriorating liquidity in the market for the Fund’s underlying portfolio holdings, which could in turn lead to differences between the market price of the Fund’s Shares and their net asset value. This can be reflected as a spread between the bid and ask prices for the Fund quoted during the day or a premium or discount in the closing price from the Fund’s NAV.

Active Market Risk. Although the Shares are listed for trading on the Exchange, there can be no assurance that an active trading market for the Shares will develop or be maintained. Shares trade on the Exchange at market prices that may be below, at or above the Fund’s net asset value. Securities, including the Shares, are subject to market fluctuations and liquidity constraints that may be caused by such factors as economic, political, or regulatory developments, changes in interest rates, and/or perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments.

Cash Transaction Risk. Most ETFs generally make in-kind redemptions to avoid being taxed at the fund level on gains on the distributed portfolio securities. However, unlike most ETFs, the Fund currently intends to effect some or all redemptions for cash, rather than in-kind, because of the nature of the Fund’s investments. The Fund may be required to sell portfolio securities to obtain the cash needed to distribute redemption proceeds, which involves transaction costs that the Fund may not have incurred had it effected redemptions entirely in kind. These costs may include brokerage costs and/or taxable gains or losses, which may be imposed on the Fund and decrease the Fund’s NAV to the extent such costs are not offset by a transaction fee payable to an AP. If the Fund recognizes gain on these sales, this generally will cause the Fund to recognize gain it might not otherwise have recognized if it were to distribute portfolio securities in-kind, or to recognize such gain sooner than would otherwise be required. This may decrease the tax efficiency of the Fund compared to ETFs that utilize an in-kind redemption process, and there may be a substantial difference in the after-tax rate of return between the Fund and other ETFs.

Risks Related to Regulation, External Factors, and Federal Income Tax Consequences

Tax Risk. The Fund intends to elect and to qualify each year to be treated as a RIC under Subchapter M of the Code. As a RIC, the Fund will not be subject to U.S. federal income tax on the portion of its net investment income and net capital gain that it distributes to shareholders, provided that it satisfies certain requirements of the Code. If the Fund does not qualify as a RIC for any taxable year and certain relief provisions are not available, the Fund’s taxable income will be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed. Additionally, buying securities shortly before the record date for a taxable dividend or capital gain distribution is commonly known as “buying the dividend.” In the event a shareholder purchases Shares shortly before such a distribution, the entire distribution may be taxable to the shareholder even though a portion of the distribution effectively represents a return of the purchase price. To comply with the asset diversification test applicable to a RIC, the Fund will limit its investments in the Subsidiary to 25% of the Fund’s total assets at the end of each tax quarter. The investment strategy of the Fund will cause the Fund to hold substantially more than 25% of the Fund’s total assets in investments in the Subsidiary the majority of the time. The Fund intends to manage the exposure to the Subsidiary so that the Fund’s investments in the Subsidiary do not exceed 25% of the total assets at the end of any tax quarter. If the Fund’s investments in the Subsidiary were to exceed 25% of the Fund’s total assets at the end of a tax quarter, the Fund, generally, has a grace period to cure such lack of compliance. If the Fund fails to timely cure, it may no longer be eligible to be treated as a RIC.

Because Red Wings Index Futures Contracts produce non-qualifying income for purposes of qualifying as a RIC, the Fund makes its investments in Red Wings Index Futures Contracts through the Subsidiary. The Fund intends to treat any income it may derive from the futures contracts received by the Subsidiary as “qualifying income” under the provisions of the Code applicable to RICs. The IRS has issued PLRs provided to third parties not associated with the Fund or its affiliates (which only those parties may rely on as precedent) concluding that similar arrangements resulted in qualifying income. Many of such PLRs have now been revoked by the IRS. In March of 2019, the Internal Revenue Service published Regulations that concluded that income from a corporation similar to the Subsidiary would be qualifying income, if the income is related to the Fund’s business of investing in stocks or securities. Although the Regulations do not require distributions from the Subsidiary, the Fund intends to cause the Subsidiary to make distributions that would allow the Fund to make timely distributions to its shareholders. The Fund generally will be required to include in its own taxable income the income of the Subsidiary for a tax year, regardless of whether the Fund receives a distribution of the Subsidiary’s income in that tax year, and this income would nevertheless be subject to the distribution requirement for qualification as a RIC and would be taken into account for purposes of the 4% excise tax.

If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions.

Subsidiary Regulatory Investment Risk. Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary are organized, respectively, could result in the inability of the Fund to operate as intended and could negatively affect the Fund and its shareholders. The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. However, as the Subsidiary is wholly-owned by the Fund, and the investors of the Fund will have the investor protections of the 1940 Act, the Fund as a whole—including the Subsidiary—will provide investors with 1940 Act protections.

Commodity Regulatory Risk. The Fund’s use of commodity futures subject to regulation by the CFTC has caused the Fund to be classified as a “commodity pool” and this designation requires that the Fund comply with CFTC rules, which may impose additional regulatory requirements and compliance obligations. The Fund’s investment decisions may need to be modified, and commodity contract positions held by the Fund may have to be liquidated at disadvantageous times or prices, to avoid exceeding any applicable position limits established by the CFTC, potentially subjecting the Fund to substantial losses. The regulation of commodity transactions in the United States is subject to ongoing modification by government, self-regulatory and judicial action. The effect of any future regulatory change with respect to any aspect of the Fund is impossible to predict, but could be substantial and adverse to the Fund.

Regulatory Risk. The regulatory framework governing sports-linked financial instruments is evolving and subject to significant uncertainty. Red Wings Index Futures Contracts are a novel instrument class for which there is limited regulatory precedent. The CFTC has broad discretionary authority to determine whether particular contracts are consistent with the public interest, including authority to disapprove or direct an exchange to delist contracts that the CFTC determines involve gaming, are unlawful, or otherwise run contrary to the purposes of the CEA. The CFTC has recently proposed amendments to its rules concerning event contracts, commonly referred to as prediction markets, to specify which contracts may be determined contrary to the public interest and therefore may not be listed for trading or accepted for clearing on or through a CFTC-regulated entity. The CFTC or the listing exchange could, at any time and without advance notice, impose new conditions, margin or position-limit requirements, reporting obligations, trading halts, settlement adjustments, or delisting actions. Any such changes could, among other things; (i) impair the Fund’s ability to establish, maintain, or close positions; (ii) require the Fund to liquidate positions at disadvantageous prices; (iii) alter the economic characteristics on which the Fund relies; or (iv) render the Fund’s principal investment strategy impractical. In addition, future legislative, judicial, or administrative developments could retroactively affect the permissibility, settlement mechanics, or availability of Red Wings Index Futures Contracts. These developments may occur abruptly and may not provide mechanisms for investor recourse or for the orderly unwind of positions. There can be no assurance that the regulatory environment for sports-linked financial instruments will remain stable or favorable.

Cyber Security Risk. The Fund is susceptible to operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding, but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the Fund’s third-party service providers, such as its administrator, transfer agent, or custodian, as applicable, or issuers in which the Fund invests, can also subject the Fund to many of the same risks associated with direct cyber security breaches. While the Fund has established business continuity plans and risk management systems designed to reduce the risks associated with cyber security, there are inherent limitations in such plans and systems. Additionally, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third-party service providers.

Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, Red Wings, tsunamis and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics (for example, the novel coronavirus COVID-19), have been and can be highly disruptive to economies and markets and have recently led, and may continue to lead, to increased market volatility and significant market losses. Such natural disaster and health crises could exacerbate political, social, and economic risks, and result in significant breakdowns, delays, shutdowns, social isolation, and other disruptions to important global, local and regional supply chains affected, with potential corresponding results on the operating performance of the Fund and its investments. A climate of uncertainty and panic, including the contagion of infectious viruses or diseases, may adversely affect global, regional, and local economies and reduce the availability of potential investment opportunities, and increases the difficulty of performing due diligence and modeling market conditions, potentially reducing the accuracy of financial projections. Under these circumstances, the Fund may have difficulty achieving its investment objectives which may adversely impact Fund performance. Further, such events can be highly disruptive to economies and markets, significantly disrupt the operations of individual companies (including, but not limited to, the Fund’s investment advisor, third party service providers, and counterparties), sectors, industries, markets, securities and commodity exchanges, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. These factors can cause substantial market volatility, exchange trading suspensions and closures, changes in the availability of and the margin requirements for certain instruments, and can impact the ability of the Fund to complete redemptions and otherwise affect Fund performance and Fund trading in the secondary market. A widespread crisis would also affect the global economy in ways that cannot necessarily be foreseen. How long such events will last and whether they will continue or recur cannot be predicted. Impacts from these could have a significant impact on the Fund’s performance, resulting in losses to your investment.

Performance

As of the date of this prospectus, the Fund has not yet commenced operations and therefore does not have a performance history. Once available, the Fund’s performance information will be accessible on the Fund’s website at www.volatilityshares.com and will provide some indication of the risks of investing in the Fund.

Management

Investment Adviser

Volatility Shares LLC

Portfolio Managers

The following persons serve as portfolio managers of the Fund.

•	Charles Lowery — Chief Investment Officer, Volatility Shares
•	Anand Desai — Head of Portfolio Management, Volatility Shares
•	Dustin Shidaker — Portfolio Manager, Volatility Shares

Each of the portfolio managers is primarily and jointly responsible for the day-to-day management of the Fund. Each of the Fund’s portfolio managers have served in such capacity since the Fund’s inception.

Purchase and Sale of Shares

The Fund issues and redeems Shares on a continuous basis, at NAV, only in large blocks of shares called “Creation Units.” Individual Shares may only be purchased and sold on the secondary market through a broker-dealer at a market price. Since Shares trade on securities exchanges in the secondary market at their market price rather than their NAV, the Shares may trade at a price greater than (premium) or less than (discount) the Fund’s NAV. An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). Recent information, including the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is available online at www.volatilityshares.com.

Tax Information

The Fund’s distributions will generally be taxable as ordinary income, returns of capital or capital gains. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser and Foreside Fund Services, LLC, the Fund’s distributor (the “Distributor”), may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Edmonton Oilers ETF

Investment Objective

The Edmonton Oilers ETF (the “Fund” or “[__]”) seeks to provide investment results, before fees and expenses, that correspond to the performance of futures contracts on the CME FSPI NHL Edmonton Oilers Index.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell Shares. Investors may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example set forth below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	[___]	%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses(1)	0.00%
Total Annual Fund Operating Expenses	[___]	%
(1)	“Other Expenses” are estimates based on the expenses the Fund expects to incur for the current fiscal year.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels. This example does not include the brokerage commissions that investors may pay to buy and sell Shares.

Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years
$[__]	$[___]

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. Because the Fund is new, portfolio turnover information is unavailable at this time.

Principal Investment Strategies

The Fund is an exchange-traded fund (“ETF”) that seeks to achieve its investment objective primarily through investments in futures contracts on the CME FSPI NHL Edmonton Oilers Index, which is a non-investable index (the “Oilers Index”). The Oilers Index is designed to systemically measure the cumulative team performance of the Edmonton Oilers only during games played over the regular and post-season. The Oilers Index is a transparent, rules-based system using official league statistics, where positive actions add points and negative actions subtract points. The Oilers Index is based on fifty-five statistical measures of performance and results of team games (wins, losses and ties) that results in continuous, live statistical values that underpin the value of the Oilers Index which is calculated into a trackable and tradable number. The Oilers Index is based solely on these statistical factors, and the performance of other professional hockey teams in the National Hockey League® (the “NHL”), or events outside of on-ice performance by the Edmonton Oilers, will not impact the value of the Oilers Index.

The Oilers Index has an initial standardized base value of 7,500 before the season and moves up or down based on officially reported statistics from each game, including real-time movement during regular season and postseason play. At the conclusion of the postseason, the Oilers Index value resets to 7,500.

The Oilers Index is maintained and calculated by FutureSports (the “Index Provider”). The Oilers Index methodology is designed to align with the International Organization of Securities Commissions (“IOSCO”) Principles for Financial Benchmarks and supported by published governance, oversight and methodology change procedures. The NHL serves as the official data source for the Oilers Index but does not participate in index determination or governance.

The Fund obtains exposure to the Oilers Index by investments in futures contracts that reference the Oilers Index and that trade on an exchange registered with the Commodity Futures Trading Commission (“Oilers Index Futures Contracts”), and cash, cash-like instruments or high quality securities that serve as collateral to the Fund’s investments in Oilers Index Futures Contracts (“Collateral Investments”).

Under normal circumstances, the Fund will invest at least 80% of the value of its net assets (plus borrowings for investment purposes) in Oilers Index-Linked Instruments. For purposes of this policy, “Oilers Index-Linked Instruments” means (i) Oilers Index Futures Contracts; (ii) shares of other investment companies registered under the Investment Company Act of 1940 (the “1940 Act”) that invest in similar assets to those in which the Fund may invest (“Other Investment Companies”); (iii) exchange traded options on the Oilers Index or shares of Other Investment Companies; and (iv) swap agreement transactions that reference Oilers Index Futures Contracts, Other Investment Companies, or the Oilers Index. Certain Oilers Index-Linked Instruments, such as Other Investment Companies or options thereon, are currently unavailable for investment, though are expected to become available in the future.

The Fund expects to gain investment exposure to the Oilers Index by investing a portion of its assets in a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”).

The Fund does not invest directly in prediction markets, event contracts or other instruments that provide exposure to individual sporting event or season-long outcomes or to investments that provide exposure to the financial performance of individual sports teams or leagues. Instead, the Fund seeks to benefit from increases in the price of Oilers Index Futures Contracts.

The investment adviser to the Fund and the Subsidiary is Volatility Shares LLC (the “Adviser” or “Volatility Shares”). The Adviser oversees the Fund and implements the day-to-day portfolio management responsibilities for the Fund. In serving as investment adviser to the Fund, the Adviser does not conduct conventional investment research or analysis or forecast market movement or trends.

The Fund is classified as a “non-diversified company” under the 1940 Act. The Fund will not concentrate its investments in securities of issuers in any industry or group of industries, as the term “concentrate” is used in the 1940 Act, except that the Fund may invest more than 25% of its total assets in Oilers Index-Linked Instruments.

The Edmonton Oilers

The Edmonton Oilers are a professional ice hockey team based in Edmonton, Alberta, competing in the Pacific Division of the NHL’s Western Conference. During the 2025–2026 season, the Oilers finished second in the Pacific Division, ranking 14th in standings points, 7th in goals for, 25th in goals against, and 14th in goal differential. The Oilers were founded in 1972 as a World Hockey Association franchise. The Oilers are currently owned by Daryl Katz, serving as Owner and Chairman since 2008. The team has won five Stanley Cup championships, capturing titles in 1984, 1985, 1987, 1988, and 1990. Neither the Fund, the Trust, nor the Adviser is affiliated with the Edmonton Oilers.

Oilers Index Futures Contracts

The Fund intends to typically enter into cash-settled Oilers Index Futures Contracts as the “buyer,” except as detailed below.

In simplest terms, in a cash-settled futures market the counterparty pays cash to the buyer if the price of a futures contract goes up, and buyer pays cash to the counterparty if the price of the futures contract goes down. In order to maintain its exposure to the Oilers Index, the Fund intends to exit its futures contracts as they near expiration and replace them with new futures contracts with a later expiration date. Futures contracts with a longer term to expiration may be priced higher than futures contracts with a shorter term to expiration, a relationship called “contango”. When rolling futures contracts that are in contango the Fund will close its long position by selling the shorter-term contract at a relatively lower price and buying a longer-dated contract at a relatively higher price. The presence of contango will adversely affect the performance of the Fund. Conversely, futures contracts with a longer term to expiration may be priced lower than futures contracts with a shorter term to expiration, a relationship called “backwardation”. When rolling long futures contracts that are in backwardation, the Fund will close its long position by selling the shorter-term contract at a relatively higher price and buying a longer-dated contract at a relatively lower price. The presence of backwardation may positively affect the performance of the Fund. Further, the returns of the Oilers Index Futures Contracts may differ from that of the Oilers Index due to the divergence in prices or the costs associated with investing in futures contracts, which may negatively impact the Fund’s returns.

The Fund invests in Oilers Index Futures Contracts indirectly via the Subsidiary. The Subsidiary and the Fund will have the same investment adviser and investment objective. The Subsidiary will also follow the same general investment policies and restrictions as the Fund. Except as noted herein, for purposes of this Prospectus, references to the Fund’s investment strategies and risks include those of the Subsidiary. The Fund complies with the provisions of the 1940 Act governing investment policies and capital structure and leverage on an aggregate basis with the Subsidiary. Furthermore, the Adviser, as the investment adviser to the Subsidiary, complies with the provisions of the 1940 Act relating to investment advisory contracts as it relates to its advisory agreement with the Subsidiary. The Subsidiary also complies with the provisions of the 1940 Act relating to affiliated transactions and custody. Because the Fund intends to qualify for treatment as a regulated investment company (a “RIC”) under the Internal Revenue Code of 1986 (the “Code”), the size of the Fund’s investment in the Subsidiary will not exceed 25% of the Fund’s total assets at or around each quarter end of the Fund’s fiscal year. In order to qualify as a RIC, the Fund will have to reduce its exposure to its Subsidiary on or around the end of each of the Fund’s fiscal quarter ends. The Fund expects to reduce its exposure to its Subsidiary during these periods by investing in certain other investments as described below. During these periods, the Fund may not achieve its investment objective. At other times of the year, the Fund’s investments in the Subsidiary will significantly exceed 25% of the Fund’s total assets. The Subsidiary’s custodian is U.S. Bank, N.A.

If circumstances occur where market prices for Oilers Index Futures Contracts were not readily available, the Fund would fair value its Oilers Index Futures Contracts in accordance with its pricing and valuation policy and procedures for fair value determinations. Pursuant to those policies and procedures, the Adviser would consider various factors, such as pricing history; market levels prior to price limits or halts; and supply, demand, and open interest in Oilers Index Futures Contracts, among other factors. The Adviser would document its proposed pricing and methodology, detailing the factors that entered into the valuation.

Collateral Investments

The Fund will also invest its assets in Collateral Investments. The Collateral Investments may consist of high-quality securities, which include: (1) U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury; (2) investment companies registered under the 1940 Act that invest in high-quality securities; and/or (3) corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by businesses that are rated investment grade or determined by the Adviser to be of comparable quality. For these purposes, “investment grade” is defined as investments with a rating at the time of purchase in one of the four highest categories of at least one nationally recognized statistical rating organization (e.g., BBB- or higher from S&P Global Ratings or Baa3 or higher from Moody’s Investors Service, Inc.).

The Collateral Investments are designed to provide liquidity, serve as margin, or otherwise collateralize the Subsidiary’s investments in Oilers Index-Linked Instruments. The Fund expects that it will primarily invest its assets, and that the Subsidiary will primarily invest its assets, in Collateral Investments that are “securities,” as such term is defined under the 1940 Act.

Other Investments

In order to help the Fund maintain exposure to the Oilers Index, maintain its tax status as a RIC on days in and around quarter-end, help the Fund maintain its desired exposure to Oilers Index Futures Contracts when it is approaching or has exceeded position limits or accountability levels, or because of liquidity or other constraints, the Fund may invest in the following:

Reverse Repurchase Agreements

The Fund may invest in reverse repurchase agreements which are a form of borrowing in which the Fund sells portfolio securities to financial institutions and agrees to repurchase them at a mutually agreed-upon date and price that is higher than the original sale price, and use the proceeds for investment purchases.

As a result of the Fund repurchasing the securities at a higher price, the Fund will lose money by engaging in reverse repurchase agreement transactions.

As noted above, because the Fund intends to qualify for treatment as a RIC under the Code, the size of the Fund’s investment in the Subsidiary will not exceed 25% of the Fund’s total assets at or around each quarter end of the Fund’s fiscal year (the “Asset Diversification Test”). At other times of the year, the Fund’s investments in the Subsidiary will significantly exceed 25% of the Fund’s total (or gross) assets.

When the Fund seeks to reduce its total assets exposure to the Subsidiary, it may use the short-term Treasury Bills it owns (and purchase additional Treasury Bills as needed) to transact in reverse repurchase agreement transactions, which are ostensibly loans to the Fund. Those loans will increase the gross assets of the Fund, which the Adviser expects will allow the Fund to meet the Asset Diversification Test. When the Fund enters into a reverse repurchase agreement, it will either (i) be consistent with Section 18 of the 1940 Act and maintain asset coverage of at least 300% of the value of the reverse repurchase agreement; or (ii) treat the reverse repurchase agreement transactions as derivative transactions for purposes of Rule 18f-4 under the 1940 Act (“Rule 18f-4”), including as applicable, the value-at-risk based limit on leverage risk.

Other Investment Companies

The Fund may invest in shares of Other Investment Companies, that is, shares of investment companies registered under the 1940 Act that invest in similar assets to those in which the Fund may invest.

Exchange-traded option contracts on shares of Other Investment Companies.

The Fund may invest in exchange-listed option contracts on shares of Other Investment Companies, which invest in similar assets to those in which the Fund may invest. An option is a contract that gives the purchaser of the option, in return for the premium paid, the right to buy shares of an investment company, from the writer of the option (in the case of a call option), or to sell shares of the investment company to the writer of the option (in the case of a put option) at a designated price during the term of the option. The premium paid by the buyer of an option will reflect, among other things, the relationship of the exercise price to the market price and the volatility of the shares of the investment company, the remaining term of the option, supply, demand, interest rates and/or currency exchange rates. The Fund may utilize “American” style options or “European” style options. American style options are exercisable on any date prior to the expiration date of the option contract. In contrast, European style options are exercisable only on the expiration date of the option contract.

Swaps that reference Oilers Index Futures Contracts, Other Investment Companies, or the Oilers Index.

Swap contracts are transactions entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a swap transaction, the Fund and a counterparty will agree to exchange or “swap” payments based on the change in value of an underlying asset or benchmark. For example, the two parties may agree to exchange the return (or differentials in rates of returns) earned or realized on a particular investment or instrument. In the case of the Fund, the reference asset can be Oilers Index Futures Contracts, Other Investment Companies or the Oilers Index.

Principal Risks

As with all investments, there are certain risks of investing in the Fund. Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective. An investment in the Fund does not represent a complete investment program. An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, the Adviser or any of their affiliates. You should consider carefully the following risks before investing in the Fund.

Each risk noted below is considered a principal risk of investing in the Fund, regardless of the order in which it appears. The significance of each risk factor below may change over time and you should review each risk factor carefully.

Risks Specific to the Fund’s Investments

Investment Strategy Risk. The Fund, through the Subsidiary, invests primarily in Oilers Index Futures Contracts. The Fund does not invest directly in prediction markets, event contracts or other instruments that provide exposure to individual sporting event or season-long outcomes or to investments that provide exposure to the financial performance of individual sports teams or leagues. Instead, the Fund seeks to benefit from increases in the price of Oilers Index Futures Contracts. The price of Oilers Index Futures Contracts may not be an accurate measure of the Oilers Index. Consequently, the Fund may perform differently from the performance of the Oilers Index. There can be no guarantee that the performance of Oilers Index Futures Contracts will be highly correlated to the performance of the Oilers Index. Transaction costs (including the costs associated with futures investing), position limits, the availability of counterparties and other factors may impact the cost and pricing of Oilers Index Futures Contracts and decrease the correlation between the performance of Oilers Index Futures Contracts and the Oilers Index, over short- or long-term periods. In addition, the performance of back-month Oilers Index Futures Contracts is likely to differ more significantly from the performance of the Oilers Index. To the extent the Fund is invested in back-month Oilers Index Futures Contracts, the performance of the Fund should be expected to deviate more significantly from the performance of the Oilers Index. Moreover, because the Oilers Index is uninvestable, the Fund can only gain exposure through futures contracts and other derivatives, and differences between the prices of those instruments and the levels of the Oilers Index may result in the Fund experiencing larger losses or smaller gains than would be implied by changes in the Oilers Index alone.

Sports Performance Risk. The Fund’s investment strategy is inherently speculative. The value of Oilers Index Futures Contracts is derived from the statistical performance of a single professional sports team as measured by the Oilers Index. Successfully investing in Oilers Index Futures Contracts requires that the team tracked by the index performs well statistically over the course of a season, an outcome that is inherently uncertain and subject to numerous unpredictable variables, including player health, competitive dynamics, coaching decisions, and random variation in athletic performance. The Oilers Index may decline in value, and there can be no assurance that the team tracked by the index will perform at or above the levels implied by the prices of Oilers Index Futures Contracts at the time the Fund obtains exposure.

On-Ice Performance and Competitive Results Risk. The Fund’s investment performance is linked to the on-ice statistical performance of a single NHL team during the regular season and, if applicable, the playoffs. The prices of Oilers Index Futures Contracts are expected to rise when the team performs well statistically and to fall when the team performs poorly. Competitive results in professional hockey are inherently unpredictable and can be influenced by factors entirely outside the team’s control, including the performance of opposing teams, referee calls, random puck bounces, weather affecting travel, and in-game injuries. A team may enter a season with high expectations based on roster strength, coaching hires, or offseason acquisitions, only to underperform due to chemistry issues, unexpected injuries to key players, player slumps, or tactical mismatches against divisional opponents. The NHL season extends over several months and includes 82 regular season games per team, during which even a strong team may experience prolonged losing streaks that cause material declines in the Oilers Index. If the team fails to make the playoffs, the Fund will not benefit from any potential uplift in index value that could accompany postseason success. Conversely, early playoff elimination could cause sharp declines in futures prices if the market had priced in deeper postseason performance. Because the Fund is concentrated in a single NHL team, there is no opportunity to offset poor on-ice performance by gaining exposure to a stronger team or a different sport.

Oilers Index Investing Risk. The Fund is indirectly exposed to the risks of the Oilers Index through its investments in Oilers Index Futures Contracts and other Oilers Index-Linked Instruments. The Fund does not invest in the Oilers Index, which is an uninvestable index. The performance of the Oilers Index will be very different from a portfolio of Oilers Index Futures Contracts.

The Oilers Index moves up or down based on officially reported statistics from every game, match, or event throughout the regular season and postseason. Positive statistical actions (e.g., goals scored, points earned) add value to the index, while negative actions (e.g., opponent scoring, penalties or setbacks) subtract value. Poor statistical performance by the Edmonton Oilers could have a significant negative impact on the level of the Oilers Index and therefore the value of the Fund. In addition, unlike instruments that are based on tradable reference assets, the Oilers Index Futures Contracts and Oilers Index-Linked Instruments are tied to an index that is not directly investable and, thus, have settlement prices based on the calculation of that index, not the price of a tradable asset.

Concentrated Single-Team Exposure Risk. The Fund’s investment strategy results in concentrated exposure to a single professional sports team’s statistical performance (i.e., the Edmonton Oilers) as measured by an index. Unlike diversified funds that spread risk across multiple asset classes, sectors, or issuers, the Fund’s performance is primarily driven by the statistical output of one team over the course of a season. As a result, the Fund is more susceptible to risks affecting that team, including player injuries, suspensions, trades, retirements, coaching changes, front-office turnover, league sanctions, labor disputes, lockouts, or other events that directly or indirectly influence the team’s on-ice statistical performance. This degree of concentration will likely increase volatility in the Fund’s NAV, heighten the likelihood of significant losses over short periods, and cause the Fund’s returns to diverge substantially from those of more diversified investments. Additionally, because the Fund is concentrated in a single team, it is inherently concentrated in a single professional sports league. This subjects the Fund to league-specific risks, including league-wide labor disputes, broad scandal, changes to the structure or rules of the league, or events that cause the cancellation or suspension of games. The Fund has no ability to rotate exposure into a different team, sport, or league in response to adverse developments affecting the team to which it has exposure.

Insider Trading and Information Asymmetry Risk. Unlike securities markets, which are governed by well-established insider trading prohibitions under the Securities Exchange Act of 1934, the legal framework governing trading on the basis of material, non-public information in the context of commodity futures is less developed. While the CFTC has broad anti-manipulation and anti-fraud authority under the Commodity Exchange Act (“CEA”), specific rules and judicial precedent addressing what constitutes improper trading on non-public information in the context of sports-linked futures remain nascent. Certain individuals may possess material, non-public information that could affect the statistical performance of the Oilers Index and, consequently, the prices of Oilers Index Futures Contracts. Such individuals may include, without limitation, team coaches, players, trainers, team medical staff, front office personnel, referees, officials, league personnel, or sports data providers. For example, undisclosed injuries to key players or undisclosed lineup changes could materially affect the level of the Oilers Index. Such persons could trade Oilers Index Futures Contracts or Fund Shares to profit from their informational advantage prior to public disclosure. There is no guarantee that exchanges, the CME, or the CFTC will successfully detect and prevent such trading, and the Fund has no means of preventing such individuals from purchasing or selling Fund Shares. The participation of informed insiders in the market for Oilers Index Futures Contracts can create adverse selection for other market participants and distort market prices. Because the Fund is concentrated in a single team, the impact of insider trading on the Fund may be more pronounced than in markets with broader diversification.

League Credibility and Sports Integrity Risk. The Oilers Index is calculated based on official league statistics derived from the games of a single professional sports team, and the integrity of those games is fundamental to the reliability of the index. Efforts to interfere with the team’s games, including match-fixing, point-shaving, or referee manipulation, could materially affect the statistical data upon which the Oilers Index is based, create significant uncertainty regarding index levels, and cause pronounced price volatility in Oilers Index Futures Contracts. Confirmed or suspected game interference may also prompt legislative or regulatory responses, including restrictions on sports-linked financial products or emergency rulemaking by the CFTC, that could restrict the listing or trading of Oilers Index Futures Contracts. Even widely publicized allegations of interference, absent actual misconduct, could undermine market confidence in the Oilers Index and the futures contracts that reference it.

Gaming and State Regulatory Litigation Risk. Exchanges that list sports-linked financial instruments, including Oilers Index Futures Contracts, may be subject to legal challenges brought by state attorneys general, state gaming commissions, and other state-level actors asserting that such instruments constitute regulated gambling or gaming activity under state law, notwithstanding that such contracts are listed on a CFTC-regulated exchange. Such proceedings may assert that the listing of sports-linked contracts violates state gaming statutes, requires state gaming or sports wagering licenses, or constitutes an illegal gambling enterprise. These exchanges, and the CFTC in certain court filings, have asserted that the CEA and the CFTC’s exclusive jurisdiction over CFTC-regulated exchanges preempts state gaming regulations. There is no assurance that federal courts will rule in favor of federal preemption, and resolution may require years of litigation and potentially appellate review. An adverse ruling could result in the suspension or cessation of trading in Oilers Index Futures Contracts, material operational restrictions, significant financial penalties, or the effective loss of the ability to list sports-linked futures. Any of these outcomes could materially and adversely affect the Fund’s ability to achieve its investment objective and could result in significant losses.

Platform and Distribution Restriction Risk. Broker-dealers, registered investment adviser platforms, wirehouses, and other financial intermediaries may refuse to list, recommend, or permit purchases of Fund Shares through their platforms due to the Fund’s association with sports performance outcomes and the perception that such products are akin to sports wagering, regardless of the Fund’s legal status as a registered investment company under the 1940 Act. Certain intermediaries may permit only unsolicited purchases, prohibit financial advisers from recommending the Fund, or exclude the Fund from model portfolios entirely. These restrictions could limit the Fund’s accessible investor base, constrain assets under management, reduce secondary market liquidity, widen bid-ask spreads, and increase the likelihood that Fund Shares will trade at significant premiums or discounts to net asset value. Even if an intermediary initially permits distribution, it may subsequently restrict access in response to adverse regulatory developments, reputational concerns, or changes in compliance policies. If a significant number of intermediaries refuse to distribute Fund Shares, the Fund may be unable to achieve sufficient scale, which could increase the Fund’s expense ratio, reduce trading volume, and impair the Fund’s ability to operate effectively.

Novel Market Risk. Oilers Index Futures Contracts are a novel asset class with limited trading history. The market may not develop the depth, liquidity, or trading efficiency associated with more established futures markets, and its pricing may be influenced by factors unrelated to fundamental assessments of team performance, including speculative activity, behavioral biases, regulatory headlines, or concentrated participation by a limited number of traders. There is limited historical data on which to base expectations regarding future price behavior, volatility patterns, or the costs associated with maintaining exposure, and traditional risk metrics may not accurately capture the risks of investing in this market. There can be no assurance that the market for Oilers Index Futures Contracts will achieve or sustain the level of participation, liquidity, and price discovery necessary for the Fund to effectively pursue its investment objective.

Limited Price Discovery and Market Depth Risk. Because Oilers Index Futures Contracts are a newly created instrument class, the market may lack the depth, breadth, and participation necessary for reliable price discovery. Traditional commodity futures markets benefit from decades of participation by commercial hedgers, speculators, and arbitrageurs whose activities contribute to efficient pricing. The market for Oilers Index Futures Contracts is expected to have few, if any, natural commercial hedgers, and may be dominated by retail speculators, algorithmic traders, or a small number of institutional participants. This concentrated participation could result in prices that do not accurately reflect fair value, wider bid-ask spreads, and elevated intraday price volatility. In thin markets, even modest order flow from the Fund could move prices against the Fund, increasing transaction costs and reducing returns. There can be no assurance that the market for Oilers Index Futures Contracts will develop sufficient liquidity over time, and the Fund may be unable to establish or exit positions at prices the Fund considers favorable.

Seasonality and Offseason Risk. The Oilers Index resets to a standardized base value prior to the start of each sports season and has a defined life cycle that ends following the postseason. Because the Fund tracks a single team in a single sport, the Fund is tied to that sport’s competitive calendar and has no ability to diversify across sports or rotate into a sport that is in-season when the team’s sport is not. During the playing season, the Oilers Index moves in real-time based on officially reported game statistics, and the prices of Oilers Index Futures Contracts are expected to reflect both the current index level and market expectations regarding future team performance. During the offseason, however, the Oilers Index will not move because no games are being played, and the Fund’s exposure to Oilers Index Futures Contracts will behave differently than during the playing season. The Fund anticipates maintaining exposure to Oilers Index Futures Contracts during the offseason. Although the underlying index will be static during this period, the prices of Oilers Index Futures Contracts may still fluctuate based on market expectations regarding the team’s prospects for the upcoming season, including coaching changes, player trades, draft picks, free agent signings, injury recovery timelines, training camp developments, and other factors that affect the market’s assessment of the team’s likely statistical performance. However, because the index itself is not moving during the offseason, the magnitude of futures price movements may be reduced relative to the playing season, and the relationship between futures prices and the underlying index level may be less predictable. There can be no assurance that the Fund’s offseason futures holdings will appreciate in value, and the Fund may experience losses during the offseason if market sentiment regarding the team’s upcoming season deteriorates. In addition, there can be no assurance that Oilers Index Futures Contracts will be available in sufficient volume or at favorable pricing during the offseason or at the start of a new season.

League Discontinuation, Lockout, or Strike Risk. The Fund’s ability to invest in Oilers Index Futures Contracts depends on the continued operation of the NHL and the playing of scheduled games. Labor disputes between the NHL and its players’ union could result in a lockout or strike that suspends or cancels all or a significant portion of a season. The NHL has previously experienced work stoppages, including a full-season cancellation in 2004-2005. During any such period, no games would be played, the Oilers Index would not generate data, and trading in Oilers Index Futures Contracts could be suspended or severely impaired. The Fund would be unable to pursue its investment strategy during such a period, may be forced to liquidate positions at disadvantageous prices, and could experience substantial losses. Even after a labor dispute is resolved, the shortened or restructured season could materially change the statistical patterns underlying the index methodology. In addition, force majeure events such as a pandemic, natural disaster, or other circumstances beyond the control of the league could cause widespread game cancellations or delays. There can be no assurance that the league will not experience a work stoppage or other extended interruption during the Fund’s investment period, or that the Fund will be able to recover any losses incurred as a result of such events.

Index Provider and Data Dependency Risk. The Oilers Index is maintained and calculated by a single Index Provider, FutureSports. If the Index Provider were to experience operational failures, cease operations, lose its data feed from the applicable sports league, experience a cybersecurity breach, or otherwise become unable to calculate the Oilers Index, Oilers Index Futures Contracts may have no reliable reference value, which could materially and adversely affect the value of the Fund. In addition, the Oilers Index is calculated solely on the basis of officially reported statistics from a single sports league. The league serves as the data source but does not participate in index determination or governance. If the league were to report incorrect statistics, issue post-game corrections, change how it reports or categorizes statistics, delay reporting, or discontinue the provision of data to the Index Provider, the settlement prices of Oilers Index Futures Contracts could be based on erroneous or incomplete data. Furthermore, the Index Provider controls the methodology by which official statistics are translated into index points. If the Index Provider amends or discontinues its methodology, the behavior of the Oilers Index could change materially and the futures market may not immediately price in such changes. The Oilers Index is calculated in real-time while games are being played, which introduces latency, data-feed, and computational risks that differ from those associated with traditional financial indexes.

Trading Hours and Sporting Event Timing Risk. NHL games may occur during evening hours, on weekends, and on holidays when the Exchange is closed and when the market for Oilers Index Futures Contracts may have limited or no trading activity. Because the Oilers Index moves in real-time while games are being played, material index movements may occur during periods when investors are unable to buy or sell Shares or when Oilers Index Futures Contracts are not actively trading. As a result, the opening price of Shares and the prices of Oilers Index Futures Contracts on the next trading session may differ significantly from the prior session’s closing prices, potentially resulting in large gaps at the open. Shareholders may not be able to sell their Shares until after such a gap has been fully realized, resulting in an inability to mitigate losses in a declining market.

Futures Contracts Risk. Risks of futures contracts include: (i) an imperfect correlation between the value of the futures contract and the underlying asset; (ii) possible lack of a liquid secondary market; (iii) the inability to close a futures contract when desired; (iv) losses caused by unanticipated market movements, which may be unlimited; (v) an obligation for the Fund to make daily cash payments to maintain its required margin, particularly at times when the Fund may have insufficient cash; and (vi) unfavorable execution prices from rapid selling. Unlike equities, which typically entitle the holder to a continuing stake in a corporation, futures contracts normally specify a certain date for settlement in cash based on the reference asset. As the futures contracts approach expiration, they may be replaced by similar contracts that have a later expiration. This process is referred to as “rolling.” If the market for these contracts is in “contango,” meaning that the prices of futures contracts in the nearer months are lower than the price of contracts in the distant months, the sale of the near-term month contract would be at a lower price than the longer-term contract, resulting in a cost to “roll” the futures contract. The actual realization of a potential roll cost will be dependent upon the difference in price of the near and distant contract. Because the margin requirement for futures contracts is less than the value of the assets underlying the futures contract, futures trading involves a degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 40% of the value of the futures contract is deposited as margin, a subsequent 20% decrease in the value of the futures contract would result in a loss of half of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A decrease in excess of 40% would result in a loss exceeding the original margin deposit, if the futures contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount initially invested in the futures contract. However, the Fund would presumably have sustained comparable losses if, instead of investing in the futures contract, it had invested in the underlying financial instrument and sold it after the decline. Further, if the market for Oilers Index Futures Contracts is in a period of contango, if the performance of the Oilers Index and the price of Oilers Index Futures Contracts were to decline, the Fund would experience the negative impact of contango. The impact of backwardation or contango may lead to the returns of the Fund to vary significantly from the total return of other price references. Additionally, in the event of a prolonged period of contango, and absent the impact of rising or falling pricing in the Oilers Index, this could have a significant negative impact on the Fund’s NAV and total return.

Position Limits and Price Limits

The CFTC and various exchanges on which Oilers Index Futures Contracts trade have established position limits and price limits for Oilers Index Futures Contracts. Position limit regulation and price limit regulation serve distinct purposes and are regulated differently.

Position limits are designed to prevent excessive speculation that could cause sudden or unreasonable fluctuations in the price of a commodity. They limit the maximum number of contracts a person or entity can hold in a particular commodity.

Price limits are mechanisms to maintain orderly markets by restricting the price range within which futures contracts can trade during a trading session. They prevent extreme price movements that could disrupt market stability. Price limits are typically set as a percentage of the previous day's settlement price. When price limits are hit, trading may be halted or expanded depending on the product and regulatory rules. Unlike position limits, price limits do not restrict the number of contracts a trader can hold but rather the price at which those contracts can be traded. When a price limit is hit, the market for Oilers Index Futures Contracts may temporarily halt until price limits can be expanded or trading may be stopped for the day.

If the Fund is unable to buy or sell Oilers Index Futures Contracts as a result of position limits being hit or price limits that result in a halted or closed market—or for other reasons including limited liquidity in the market for Oilers Index Futures Contracts, a disruption to the market for Oilers Index Futures Contracts, or as a result of margin requirements, accountability levels, or other limitations imposed by the Fund’s futures commission merchants (“FCMs”), the listing exchanges, or the CFTC—the Adviser would take such action as it believes appropriate and in the best interest of the Fund in consideration of the facts and circumstances at such time, including: (i) investing in Oilers Index-Linked Instruments that are not Oilers Index Futures Contracts; (ii) requiring that authorized participants purchase and redeem in large blocks of shares called “Creation Units” through an exchange for related position (EFRP) method rather than in cash; (iii) applying increased authorized participant variable transaction fees for purchases or redemptions of Creation Units made in cash; or (iv) de-levering the Fund, relative to its investment objective, by an amount reflecting prevailing price limits. In addition, the Fund generally may suspend the issuance of Creation Units only for a limited time and only due to extraordinary circumstances, such as when the markets on which the ETF’s portfolio holdings are traded are closed for a limited period of time; that is to say, when the Fund is unable to increase its exposure to underlying assets.

Cost of Futures Investment Risk. When a Oilers Index Futures Contract is nearing expiration, the Fund will generally sell it and use the proceeds to buy a Oilers Index Futures Contract with a later expiration date. This is commonly referred to as “rolling”.

If the Fund rolls Oilers Index Futures Contracts that are in contango, the Fund would sell a lower priced, expiring contract and purchase a higher priced, longer-dated contract. The price difference between the expiring contract and longer-dated contract associated with rolling Oilers Index Futures Contracts is typically substantially higher than the price difference associated with rolling other futures contracts. Contango in the market for Oilers Index Futures Contracts may have a significant adverse impact on the performance of the Fund and may cause Oilers Index Futures Contracts and the Fund to underperform the Oilers Index. Both contango and backwardation would reduce the Fund’s correlation to the Oilers Index and may limit or prevent the Fund from achieving its investment objective. The impact of both contango and backwardation may also be greater to the extent the Fund invests in back-month Oilers Index Futures Contracts.

Investment Capacity Risk. If the Fund’s ability to obtain exposure to Oilers Index Futures Contracts consistent with its investment objective is disrupted for any reason, including but not limited to, limited liquidity in the market for Oilers Index Futures Contracts, a disruption to the market for Oilers Index Futures Contracts, or as a result of margin requirements or position limits imposed by the Fund’s FCMs, the CME, or the CFTC, and the Fund could not otherwise meet its investment objective through the use of other investments discussed above, the Fund would not be able to achieve its investment objective and may experience significant losses.

Liquidity Risk. The market for the Oilers Index Futures Contracts may be subject to periods of illiquidity. During such times it may be difficult or impossible to buy or sell a position at the desired price. Market disruptions or volatility can also make it difficult to find a counterparty willing to transact at a reasonable price and sufficient size. Illiquid markets may cause losses, which could be significant. Large positions also increase the risk of illiquidity, which may make the Fund’s positions more difficult to liquidate, and increase the losses incurred while trying to do so.

Derivatives Risk. In addition to Oilers Index Futures Contracts, the Fund may obtain exposure through the following other derivatives: (1) exchange traded options on Other Investment Companies and/or (2) swap agreement transactions that reference Oilers Index Futures Contracts, Other Investment Companies, or the Oilers Index.

Investing in derivatives may be considered aggressive and may expose the Fund to risks different from, or possibly greater than, the risks associated with investing directly in the reference asset(s) underlying the derivative (e.g., the securities or commodities contained in the Fund). The use of derivatives may result in larger losses or smaller gains than directly investing in securities or commodities. The risks of using derivatives include: (1) the risk that there may be imperfect correlation between the price of the financial instruments and movements in the prices of the reference asset(s); (2) the risk that an instrument is mispriced; (3) credit or counterparty risk on the amount a Fund expects to receive from a counterparty; (4) the risk that securities prices, interest rates and currency markets will move adversely and a Fund will incur significant losses; (5) the risk that the cost of holding a financial instrument might exceed its total return; and (6) the possible absence of a liquid secondary market for a particular instrument and possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to adjust a Fund’s position in a particular instrument when desired. Each of these factors may prevent a Fund from achieving its investment objective and may increase the volatility (i.e., fluctuations) of the Fund’s returns. Because derivatives often require limited initial investment, the use of derivatives also may expose a Fund to losses in excess of those amounts initially invested.

The performance of any Oilers Index-Linked Instrument may not track the performance of its underlying benchmark due to embedded costs and other factors. Thus, to the extent the Fund invests in swaps that use a Oilers Index-Linked Instrument as the reference asset, the Fund may be subject to greater correlation risk and may not achieve as high a degree of correlation with its investment objective than if the Fund only used Oilers Index Futures Contracts.

Swap Agreements Risk. The Fund may enter into cash-settled swaps and other derivatives to gain exposure to an underlying asset without actually purchasing such asset. Swaps are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on a particular pre-determined interest rate, commodity, security, indexes, or other assets or measurable indicators. The primary risks associated with the use of swaps are mispricing or improper valuation, imperfect correlation between movements in the notional amount and the price of the underlying investments, and the failure of a counterparty to perform. If a counterparty’s creditworthiness for an over-the-counter swap declines, the value of the swap would likely decline. Moreover, there is no guarantee that the Fund could eliminate its exposure under an outstanding swap by entering into an offsetting swap with the same or another party. In addition, the Fund may use a combination of swaps on an underlying index.

Options Risk. The Fund may purchase exchange-traded options that reference shares of Other Investment Companies. Transactions in options generally require less capital than equivalent stock transactions. They may return smaller dollar figures but a potentially greater percentage of the investment than equivalent stock transactions. The potential profit is limited to the premium received for the contract. The potential loss can be unlimited. While leverage means the percentage returns can be significant, the amount of cash required is smaller than equivalent stock transactions. It is possible to lose the entire principal invested, and sometimes more. As an options holder, a Fund risks the entire amount of the premium it pays. But as an options writer, it takes on a much higher level of risk. For example, if the Fund writes an uncovered call, it faces unlimited potential loss, since there is no cap on how high a stock price can rise. When buying options, a Fund risks losing the premium paid, plus commissions and fees.

Reverse Repurchase Agreements Risk. The Fund may invest in reverse repurchase agreements. Reverse repurchase agreements are transactions in which the Fund sells portfolio securities to financial institutions such as banks and broker-dealers, and agrees to repurchase them at a mutually agreed-upon date and price which is higher than the original sale price. Reverse repurchase agreements are a form of leverage and the use of reverse repurchase agreements by the Fund may increase the Fund’s volatility. The Fund incurs costs, including interest expenses, in connection with the opening and closing of reverse repurchase agreements that will be borne by the shareholders.

Reverse repurchase agreements are also subject to the risk that the other party to the reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Fund. In situations where the Fund is required to post collateral with a counterparty, the counterparty may fail to segregate the collateral or may commingle the collateral with the counterparty’s own assets. As a result, in the event of the counterparty’s bankruptcy or insolvency, the Fund’s collateral may be subject to the conflicting claims of the counterparty’s creditors, and the Fund may be exposed to the risk of a court treating the Fund as a general unsecured creditor of the counterparty, rather than as the owner of the collateral. There can be no assurance that a counterparty will not default and that the Fund will not sustain a loss on a transaction as a result.

Reverse repurchase agreements also involve the risk that the market value of the securities sold by the Fund may decline below the price at which it is obligated to repurchase the securities. In addition, when the Fund invests the proceeds it receives in a reverse repurchase transaction, there is a risk that those investments may decline in value. In this circumstance, the Fund could be required to sell other investments in order to meet its obligations to repurchase the securities.

Risks Related to Investing in Other Investment Companies. The Fund may invest in long or short positions in Other Investment Companies (i.e., investment companies registered under the 1940 Act that invest in similar assets to those in which the Fund may invest). Investing in Other Investment Companies may involve duplication of advisory or management fees and certain other expenses. By investing in Other Investment Companies, the Fund becomes a shareholder of that Other Investment Company. As a result, Fund shareholders indirectly bear the Fund’s proportionate share of the fees and expenses paid by shareholders of the Other Investment Company, in addition to the fees and expenses Fund shareholders bear in connection with the Fund’s own operations. As a shareholder, the Fund must rely on the Other Investment Company to achieve its investment objective. The Fund’s performance may be magnified positively or negatively by virtue of its investment in the Other Investment Company. If the Other Investment Company fails to achieve its investment objective, the value of the Fund’s investment could decline, thus affecting the Fund’s performance. In addition, because certain Other Investment Company shares are listed on national stock exchanges and are traded like stocks on an exchange, their shares potentially may trade at a discount or a premium. Investments in such shares may be subject to brokerage and other trading costs, which could result in greater expenses to the Fund. Finally, because the value of certain Other Investment Company shares may depend on the demand in the market, the Adviser may not be able to liquidate the Fund’s holdings in those shares at the most optimal time, adversely affecting the Fund’s performance.

Collateral Investments Risk. The Fund’s use of Collateral Investments may include obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities, including bills, notes and bonds issued by the U.S. Treasury, investment companies registered under the 1940 Act that invest in high-quality securities and corporate debt securities, such as commercial paper.

Some securities issued or guaranteed by federal agencies and U.S. Government-sponsored instrumentalities may not be backed by the full faith and credit of the United States, in which case the investor must look principally to the agency or instrumentality issuing or guaranteeing the security for ultimate repayment, and may not be able to assert a claim against the United States itself in the event that the agency or instrumentality does not meet its commitment. The U.S. Government, its agencies and instrumentalities do not guarantee the market value of their securities, and consequently, the value of such securities may fluctuate. Although the Fund may hold securities that carry U.S. Government guarantees, these guarantees do not extend to the Shares.

Investment companies that invest in high-quality securities are subject to management fees and other expenses. Therefore, investments in these funds will cause the Fund to bear indirectly a proportional share of the fees and costs of the funds in which it invests. At the same time, the Fund will continue to pay its own management fees and expenses with respect to all of its assets, including any portion invested in the shares of such fund. It is possible to lose money by investing in investment companies that invest in high-quality securities.

Corporate debt securities such as commercial paper generally are short-term unsecured promissory notes issued by businesses. Corporate debt may carry variable or floating rates of interest. Corporate debt securities carry both credit risk and interest rate risk. Credit risk is the risk that the Fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it is due.

Asset Concentration Risk. Since the Fund may take concentrated positions in Oilers Index Futures Contracts, the Fund’s performance may be hurt disproportionately and significantly by the poor performance of those positions to which it has significant exposure. Asset concentration makes the Fund more susceptible to any single occurrence affecting the underlying positions and may subject the Fund to greater market risk than more diversified funds.

Counterparty Risk. The Fund will be subject to credit risk (i.e., the risk that a counterparty is unwilling or unable to make timely payments or otherwise meet its contractual obligations) with respect to the amount the Fund expects to receive from counterparties to: Oilers Index Futures Contracts; reverse repurchase agreements; swaps on Oilers Index Futures Contracts, Other Investment Companies, or the Oilers Index.

The Fund may be negatively impacted if a counterparty becomes bankrupt or otherwise fails to perform its obligations under such an agreement. The Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding and the Fund may obtain only limited recovery or may obtain no recovery in such circumstances. In order to attempt to mitigate potential counterparty credit risk, the Fund typically enters into transactions with major financial institutions.

The counterparty to an exchange-traded futures contract is subject to the credit risk of the clearing house and the FCM through which it holds its position. Specifically, the FCM or the clearing house could fail to perform its obligations, causing significant losses to the Fund. For example, the Fund could lose margin payments it has deposited with an FCM as well as any gains owed but not paid to the Fund, if the FCM or clearing house becomes insolvent or otherwise fails to perform its obligations. Credit risk of market participants with respect to derivatives that are centrally cleared is concentrated in a few clearing houses and it is not clear how an insolvency proceeding of a clearing house would be conducted and what impact an insolvency of a clearing house would have on the financial system. Under current CFTC regulations, a FCM maintains customers’ assets in a bulk segregated account. If a FCM fails to do so, or is unable to satisfy a substantial deficit in a customer account, its other customers may be subject to risk of loss of their funds in the event of that FCM’s bankruptcy. In that event, in the case of futures, the FCM’s customers are entitled to recover, even in respect of property specifically traceable to them, only a proportional share of all property available for distribution to all of that FCM’s customers. In addition, if the FCM does not comply with the applicable regulations, or in the event of a fraud or misappropriation of customer assets by the FCM, the Fund could have only an unsecured creditor claim in an insolvency of the FCM with respect to the margin held by the FCM. FCMs are also required to transfer to the clearing house the amount of margin required by the clearing house, which amount is generally held in an omnibus account at the clearing house for all customers of the FCM. In addition, the Fund may enter into futures contracts and repurchase agreements with a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. The Fund does not specifically limit its counterparty risk with respect to any single counterparty.

Further, there is a risk that no suitable counterparties are willing to enter into reverse repurchase agreements with the Fund, or continue to enter into, reverse repurchase agreement transactions with the Fund and, as a result, the Fund may not be able to achieve its investment objective. There is also the risk that the Fund may not be able to engage in reverse repurchase agreement transactions because suitable counterparties refuse to enter into transactions with the Fund. Contractual provisions and applicable law may prevent or delay the Fund from exercising its rights to terminate an investment or transaction with a financial institution experiencing financial difficulties, or to realize on collateral, and another institution may be substituted for that financial institution without the consent of the Fund. If the credit rating of a counterparty to a futures contract and/or repurchase agreement declines, the Fund may nonetheless choose or be required to keep existing transactions in place with the counterparty, in which event the Fund would be subject to any increased credit risk associated with those transactions. Also, in the event of a counterparty’s (or its affiliate’s) insolvency, the possibility exists that the Fund’s ability to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral, could be stayed or eliminated under special resolution regimes adopted in the United States, the European Union and various other jurisdictions. Such regimes provide government authorities with broad authority to intervene when a financial institution is experiencing financial difficulty. In particular, the regulatory authorities could reduce, eliminate, or convert to equity the liabilities to the Fund of a counterparty who is subject to such proceedings in the European Union (sometimes referred to as a “bail in”).

Credit Risk. An issuer or other obligated party of a debt security may be unable or unwilling to make dividend, interest and/or principal payments when due. In addition, the value of a debt security may decline because of concerns about the issuer’s ability or unwillingness to make such payments.

Debt Securities Risk. Investments in debt securities subject the holder to the credit risk of the issuer. Credit risk refers to the possibility that the issuer or other obligor of a security will not be able or willing to make payments of interest and principal when due. Generally, the value of debt securities will change inversely with changes in interest rates. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. During periods of falling interest rates, the income received by the Fund may decline. If the principal on a debt security is prepaid before expected, the prepayments of principal may have to be reinvested in obligations paying interest at lower rates. Debt securities generally do not trade on a securities exchange making them generally less liquid and more difficult to value than common stock.

Interest Rate Risk. Interest rate risk is the risk that the value of the debt securities in the Fund’s portfolio will decline because of rising market interest rates. Interest rate risk is generally lower for shorter term debt securities and higher for longer-term debt securities. Duration is a reasonably accurate measure of a debt security’s price sensitivity to changes in interest rates and a common measure of interest rate risk. Duration measures a debt security’s expected life on a present value basis, taking into account the debt security’s yield, interest payments and final maturity. In general, duration represents the expected percentage change in the value of a security for an immediate 1% change in interest rates. For example, the price of a debt security with a three-year duration would be expected to drop by approximately 3% in response to a 1% increase in interest rates. Therefore, prices of debt securities with shorter durations tend to be less sensitive to interest rate changes than debt securities with longer durations. As the value of a debt security changes over time, so will its duration.

Clearing Broker Risk. The Fund’s investments in exchange-traded futures contracts expose it to the risks of a clearing broker (or a FCM). Under current regulations, a clearing broker or FCM maintains customers’ assets in a bulk segregated account. There is a risk that Fund assets deposited with the clearing broker to serve as margin may be used to satisfy the broker’s own obligations or the losses of the broker’s other clients. In the event of default, the Fund could experience lengthy delays in recovering some or all of its assets and may not see any recovery at all. Furthermore, the Fund is subject to the risk that no FCM is willing or able to clear the Fund’s transactions or maintain the Fund’s assets. If the Fund’s FCMs are unable or unwilling to clear the Fund’s transactions, or if the FCM refuses to maintain the Fund’s assets, the Fund will be unable to have its orders for Oilers Index Futures Contracts fulfilled or assets custodied. In such a circumstance, the performance of the Fund will likely deviate from the performance of changes in the Oilers Index and may result in the proportion of Oilers Index Futures Contracts in the Fund’s portfolio relative to the total assets of the Fund to decrease.

Non-Diversification Risk. The Fund is classified as a “non-diversified company” under the 1940 Act. As a result, the Fund is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by the diversification requirements imposed by the Code. The Fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly invested in certain issuers.

Risks Related to the Management of the Fund

Active Management Risk. The Fund is actively managed, and its performance reflects investment decisions that the Adviser makes for the Fund. Such judgments about the Fund’s investments may prove to be incorrect. If the investments selected and the strategies employed by the Fund fail to produce the intended results, the Fund could underperform as compared to other funds with similar investment objectives and/or strategies, or could have negative returns.

Frequent Trading Risk. The Fund regularly purchases and subsequently sells (i.e., “rolls”) individual futures contracts throughout the year so as to maintain a fully invested position. As the contracts near their expiration dates, the Fund rolls them over into new contracts. This frequent trading of contracts may increase the amount of commissions or mark-ups to broker-dealers that the Fund pays when it buys and sells contracts, which may detract from the Fund’s performance. High portfolio turnover may result in the Fund paying higher levels of transaction costs and may generate greater tax liabilities for shareholders. Frequent trading risk may cause the Fund’s performance to be less than expected.

Rebalancing Risk. If for any reason the Fund is unable to rebalance all or a portion of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund may be over- or under-exposed to the returns of the Oilers Index. Additionally, because the market for Oilers Index Futures Contracts is nascent and may be thinly traded, the Fund’s own trading activity, including purchases, sales, and rolling of contracts, could materially influence the prices of Oilers Index Futures Contracts. If the Fund represents a significant portion of the open interest or trading volume, its activity could move prices against it, resulting in higher costs and reduced returns. If other market participants anticipate the Fund’s trading patterns, they may engage in front-running or other anticipatory trading strategies that further increase the Fund’s transaction costs. The trading activity associated with such transactions will contribute to the existing trading volume on the underlying futures contracts and may adversely affect the market price of such underlying futures contracts.

Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or systems failures. The Fund and the Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

Valuation Risk. The Fund or the Subsidiary may hold securities or other assets that may be valued on the basis of factors other than market quotations. This may occur because the asset or security does not trade on a centralized exchange, or in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” assets or securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, there is no assurance that the Fund or the Subsidiary could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund or the Subsidiary would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund or the Subsidiary at that time. The Fund’s ability to value investments may be impacted by technological issues or errors by pricing services or other third-party service providers.

New Fund Risk. As of the date of this prospectus, the Fund has no operating history and currently has fewer assets than larger funds. Like other new funds, large inflows and outflows may impact the Fund’s market exposure for limited periods of time. This impact may be positive or negative, depending on the direction of market movement during the period effected.

Risks Related to Trading of Shares

Trading Issues Risk. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. The Fund may have difficulty maintaining its listing on the Exchange in the event the Fund’s assets are small, the Fund does not have enough shareholders, or if the Fund is unable to proceed with creation and/or redemption orders.

Authorized Participant Concentration Risk. Only an “authorized participant” or “AP” (i.e., broker-dealers and large institutional investors that have entered into participation agreement with the Fund) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that act as APs on an agency basis (i.e. on behalf of other market participants). To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem, in either of these cases, Shares may trade at a discount to the Fund’s net asset value and possibly face delisting.

Market Maker Risk. If the Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of Shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s net asset value and the price at which the Shares are trading on the Exchange, which could result in a decrease in value of the Shares. In addition, decisions by market makers or APs to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Shares trading at a discount to net asset value and also in greater than normal intra-day bid-ask spreads for Shares.

Premium/Discount Risk. The market price of the Fund’s Shares will generally fluctuate in accordance with changes in the Fund’s net asset value as well as the relative supply of and demand for Shares on the Exchange. The Fund’s market price may deviate from the value of the Fund’s underlying portfolio holdings, particularly in time of market stress, with the result that investors may pay more or receive less than the underlying value of the Shares bought or sold. The Adviser cannot predict whether Shares will trade below, at, or above their net asset value because the Shares trade on the Exchange at market prices and not at net asset value. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related, but not identical, to the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. However, given that Shares can only be purchased and redeemed in Creation Units, and only to and from broker-dealers and large institutional investors that have entered into participation agreements (unlike shares of closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset value), the Adviser believes that large discounts or premiums to the net asset value of Shares should not be sustained. In addition, because the Fund provides exposure to the statistical performance of a single professional sports team, demand for Shares may be influenced by fan loyalty, emotional attachment, and team-related sentiment rather than by rational assessments of the Fund’s expected risk-adjusted returns. These demand patterns could increase intraday volatility in Fund Shares, widen bid-ask spreads, and result in investors purchasing or selling Shares at prices that do not reflect the Fund’s underlying NAV. During stressed market conditions, the market for the Fund’s Shares may become less liquid in response to deteriorating liquidity in the market for the Fund’s underlying portfolio holdings, which could in turn lead to differences between the market price of the Fund’s Shares and their net asset value. This can be reflected as a spread between the bid and ask prices for the Fund quoted during the day or a premium or discount in the closing price from the Fund’s NAV.

Active Market Risk. Although the Shares are listed for trading on the Exchange, there can be no assurance that an active trading market for the Shares will develop or be maintained. Shares trade on the Exchange at market prices that may be below, at or above the Fund’s net asset value. Securities, including the Shares, are subject to market fluctuations and liquidity constraints that may be caused by such factors as economic, political, or regulatory developments, changes in interest rates, and/or perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments.

Cash Transaction Risk. Most ETFs generally make in-kind redemptions to avoid being taxed at the fund level on gains on the distributed portfolio securities. However, unlike most ETFs, the Fund currently intends to effect some or all redemptions for cash, rather than in-kind, because of the nature of the Fund’s investments. The Fund may be required to sell portfolio securities to obtain the cash needed to distribute redemption proceeds, which involves transaction costs that the Fund may not have incurred had it effected redemptions entirely in kind. These costs may include brokerage costs and/or taxable gains or losses, which may be imposed on the Fund and decrease the Fund’s NAV to the extent such costs are not offset by a transaction fee payable to an AP. If the Fund recognizes gain on these sales, this generally will cause the Fund to recognize gain it might not otherwise have recognized if it were to distribute portfolio securities in-kind, or to recognize such gain sooner than would otherwise be required. This may decrease the tax efficiency of the Fund compared to ETFs that utilize an in-kind redemption process, and there may be a substantial difference in the after-tax rate of return between the Fund and other ETFs.

Risks Related to Regulation, External Factors, and Federal Income Tax Consequences

Tax Risk. The Fund intends to elect and to qualify each year to be treated as a RIC under Subchapter M of the Code. As a RIC, the Fund will not be subject to U.S. federal income tax on the portion of its net investment income and net capital gain that it distributes to shareholders, provided that it satisfies certain requirements of the Code. If the Fund does not qualify as a RIC for any taxable year and certain relief provisions are not available, the Fund’s taxable income will be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed. Additionally, buying securities shortly before the record date for a taxable dividend or capital gain distribution is commonly known as “buying the dividend.” In the event a shareholder purchases Shares shortly before such a distribution, the entire distribution may be taxable to the shareholder even though a portion of the distribution effectively represents a return of the purchase price. To comply with the asset diversification test applicable to a RIC, the Fund will limit its investments in the Subsidiary to 25% of the Fund’s total assets at the end of each tax quarter. The investment strategy of the Fund will cause the Fund to hold substantially more than 25% of the Fund’s total assets in investments in the Subsidiary the majority of the time. The Fund intends to manage the exposure to the Subsidiary so that the Fund’s investments in the Subsidiary do not exceed 25% of the total assets at the end of any tax quarter. If the Fund’s investments in the Subsidiary were to exceed 25% of the Fund’s total assets at the end of a tax quarter, the Fund, generally, has a grace period to cure such lack of compliance. If the Fund fails to timely cure, it may no longer be eligible to be treated as a RIC.

Because Oilers Index Futures Contracts produce non-qualifying income for purposes of qualifying as a RIC, the Fund makes its investments in Oilers Index Futures Contracts through the Subsidiary. The Fund intends to treat any income it may derive from the futures contracts received by the Subsidiary as “qualifying income” under the provisions of the Code applicable to RICs. The IRS has issued PLRs provided to third parties not associated with the Fund or its affiliates (which only those parties may rely on as precedent) concluding that similar arrangements resulted in qualifying income. Many of such PLRs have now been revoked by the IRS. In March of 2019, the Internal Revenue Service published Regulations that concluded that income from a corporation similar to the Subsidiary would be qualifying income, if the income is related to the Fund’s business of investing in stocks or securities. Although the Regulations do not require distributions from the Subsidiary, the Fund intends to cause the Subsidiary to make distributions that would allow the Fund to make timely distributions to its shareholders. The Fund generally will be required to include in its own taxable income the income of the Subsidiary for a tax year, regardless of whether the Fund receives a distribution of the Subsidiary’s income in that tax year, and this income would nevertheless be subject to the distribution requirement for qualification as a RIC and would be taken into account for purposes of the 4% excise tax.

If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions.

Subsidiary Regulatory Investment Risk. Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary are organized, respectively, could result in the inability of the Fund to operate as intended and could negatively affect the Fund and its shareholders. The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. However, as the Subsidiary is wholly-owned by the Fund, and the investors of the Fund will have the investor protections of the 1940 Act, the Fund as a whole—including the Subsidiary—will provide investors with 1940 Act protections.

Commodity Regulatory Risk. The Fund’s use of commodity futures subject to regulation by the CFTC has caused the Fund to be classified as a “commodity pool” and this designation requires that the Fund comply with CFTC rules, which may impose additional regulatory requirements and compliance obligations. The Fund’s investment decisions may need to be modified, and commodity contract positions held by the Fund may have to be liquidated at disadvantageous times or prices, to avoid exceeding any applicable position limits established by the CFTC, potentially subjecting the Fund to substantial losses. The regulation of commodity transactions in the United States is subject to ongoing modification by government, self-regulatory and judicial action. The effect of any future regulatory change with respect to any aspect of the Fund is impossible to predict, but could be substantial and adverse to the Fund.

Regulatory Risk. The regulatory framework governing sports-linked financial instruments is evolving and subject to significant uncertainty. Oilers Index Futures Contracts are a novel instrument class for which there is limited regulatory precedent. The CFTC has broad discretionary authority to determine whether particular contracts are consistent with the public interest, including authority to disapprove or direct an exchange to delist contracts that the CFTC determines involve gaming, are unlawful, or otherwise run contrary to the purposes of the CEA. The CFTC has recently proposed amendments to its rules concerning event contracts, commonly referred to as prediction markets, to specify which contracts may be determined contrary to the public interest and therefore may not be listed for trading or accepted for clearing on or through a CFTC-regulated entity. The CFTC or the listing exchange could, at any time and without advance notice, impose new conditions, margin or position-limit requirements, reporting obligations, trading halts, settlement adjustments, or delisting actions. Any such changes could, among other things; (i) impair the Fund’s ability to establish, maintain, or close positions; (ii) require the Fund to liquidate positions at disadvantageous prices; (iii) alter the economic characteristics on which the Fund relies; or (iv) render the Fund’s principal investment strategy impractical. In addition, future legislative, judicial, or administrative developments could retroactively affect the permissibility, settlement mechanics, or availability of Oilers Index Futures Contracts. These developments may occur abruptly and may not provide mechanisms for investor recourse or for the orderly unwind of positions. There can be no assurance that the regulatory environment for sports-linked financial instruments will remain stable or favorable.

Cyber Security Risk. The Fund is susceptible to operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding, but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the Fund’s third-party service providers, such as its administrator, transfer agent, or custodian, as applicable, or issuers in which the Fund invests, can also subject the Fund to many of the same risks associated with direct cyber security breaches. While the Fund has established business continuity plans and risk management systems designed to reduce the risks associated with cyber security, there are inherent limitations in such plans and systems. Additionally, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third-party service providers.

Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, Oilers, tsunamis and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics (for example, the novel coronavirus COVID-19), have been and can be highly disruptive to economies and markets and have recently led, and may continue to lead, to increased market volatility and significant market losses. Such natural disaster and health crises could exacerbate political, social, and economic risks, and result in significant breakdowns, delays, shutdowns, social isolation, and other disruptions to important global, local and regional supply chains affected, with potential corresponding results on the operating performance of the Fund and its investments. A climate of uncertainty and panic, including the contagion of infectious viruses or diseases, may adversely affect global, regional, and local economies and reduce the availability of potential investment opportunities, and increases the difficulty of performing due diligence and modeling market conditions, potentially reducing the accuracy of financial projections. Under these circumstances, the Fund may have difficulty achieving its investment objectives which may adversely impact Fund performance. Further, such events can be highly disruptive to economies and markets, significantly disrupt the operations of individual companies (including, but not limited to, the Fund’s investment advisor, third party service providers, and counterparties), sectors, industries, markets, securities and commodity exchanges, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. These factors can cause substantial market volatility, exchange trading suspensions and closures, changes in the availability of and the margin requirements for certain instruments, and can impact the ability of the Fund to complete redemptions and otherwise affect Fund performance and Fund trading in the secondary market. A widespread crisis would also affect the global economy in ways that cannot necessarily be foreseen. How long such events will last and whether they will continue or recur cannot be predicted. Impacts from these could have a significant impact on the Fund’s performance, resulting in losses to your investment.

Performance

As of the date of this prospectus, the Fund has not yet commenced operations and therefore does not have a performance history. Once available, the Fund’s performance information will be accessible on the Fund’s website at www.volatilityshares.com and will provide some indication of the risks of investing in the Fund.

Management

Investment Adviser

Volatility Shares LLC

Portfolio Managers

The following persons serve as portfolio managers of the Fund.

•	Charles Lowery — Chief Investment Officer, Volatility Shares
•	Anand Desai — Head of Portfolio Management, Volatility Shares
•	Dustin Shidaker — Portfolio Manager, Volatility Shares

Each of the portfolio managers is primarily and jointly responsible for the day-to-day management of the Fund. Each of the Fund’s portfolio managers have served in such capacity since the Fund’s inception.

Purchase and Sale of Shares

The Fund issues and redeems Shares on a continuous basis, at NAV, only in large blocks of shares called “Creation Units.” Individual Shares may only be purchased and sold on the secondary market through a broker-dealer at a market price. Since Shares trade on securities exchanges in the secondary market at their market price rather than their NAV, the Shares may trade at a price greater than (premium) or less than (discount) the Fund’s NAV. An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). Recent information, including the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is available online at www.volatilityshares.com.

Tax Information

The Fund’s distributions will generally be taxable as ordinary income, returns of capital or capital gains. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser and Foreside Fund Services, LLC, the Fund’s distributor (the “Distributor”), may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Florida Panthers ETF

Investment Objective

The Florida Panthers ETF (the “Fund” or “[__]”) seeks to provide investment results, before fees and expenses, that correspond to the performance of futures contracts on the CME FSPI NHL Florida Panthers Index.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell Shares. Investors may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example set forth below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	[___]	%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses(1)	0.00%
Total Annual Fund Operating Expenses	[___]	%
(1)	“Other Expenses” are estimates based on the expenses the Fund expects to incur for the current fiscal year.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels. This example does not include the brokerage commissions that investors may pay to buy and sell Shares.

Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years
$[__]	$[___]

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. Because the Fund is new, portfolio turnover information is unavailable at this time.

Principal Investment Strategies

The Fund is an exchange-traded fund (“ETF”) that seeks to achieve its investment objective primarily through investments in futures contracts on the CME FSPI NHL Florida Panthers Index, which is a non-investable index (the “Panthers Index”). The Panthers Index is designed to systemically measure the cumulative team performance of the Florida Panthers only during games played over the regular and post-season. The Panthers Index is a transparent, rules-based system using official league statistics, where positive actions add points and negative actions subtract points. The Panthers Index is based on fifty-five statistical measures of performance and results of team games (wins, losses and ties) that results in continuous, live statistical values that underpin the value of the Panthers Index which is calculated into a trackable and tradable number. The Panthers Index is based solely on these statistical factors, and the performance of other professional hockey teams in the National Hockey League® (the “NHL”), or events outside of on-ice performance by the Florida Panthers, will not impact the value of the Panthers Index.

The Panthers Index has an initial standardized base value of 7,500 before the season and moves up or down based on officially reported statistics from each game, including real-time movement during regular season and postseason play. At the conclusion of the postseason, the Panthers Index value resets to 7,500.

The Panthers Index is maintained and calculated by FutureSports (the “Index Provider”). The Panthers Index methodology is designed to align with the International Organization of Securities Commissions (“IOSCO”) Principles for Financial Benchmarks and supported by published governance, oversight and methodology change procedures. The NHL serves as the official data source for the Panthers Index but does not participate in index determination or governance.

The Fund obtains exposure to the Panthers Index by investments in futures contracts that reference the Panthers Index and that trade on an exchange registered with the Commodity Futures Trading Commission (“Panthers Index Futures Contracts”), and cash, cash-like instruments or high quality securities that serve as collateral to the Fund’s investments in Panthers Index Futures Contracts (“Collateral Investments”).

Under normal circumstances, the Fund will invest at least 80% of the value of its net assets (plus borrowings for investment purposes) in Panthers Index-Linked Instruments. For purposes of this policy, “Panthers Index-Linked Instruments” means (i) Panthers Index Futures Contracts; (ii) shares of other investment companies registered under the Investment Company Act of 1940 (the “1940 Act”) that invest in similar assets to those in which the Fund may invest (“Other Investment Companies”); (iii) exchange traded options on the Panthers Index or shares of Other Investment Companies; and (iv) swap agreement transactions that reference Panthers Index Futures Contracts, Other Investment Companies, or the Panthers Index. Certain Panthers Index-Linked Instruments, such as Other Investment Companies or options thereon, are currently unavailable for investment, though are expected to become available in the future.

The Fund expects to gain investment exposure to the Panthers Index by investing a portion of its assets in a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”).

The Fund does not invest directly in prediction markets, event contracts or other instruments that provide exposure to individual sporting event or season-long outcomes or to investments that provide exposure to the financial performance of individual sports teams or leagues. Instead, the Fund seeks to benefit from increases in the price of Panthers Index Futures Contracts.

The investment adviser to the Fund and the Subsidiary is Volatility Shares LLC (the “Adviser” or “Volatility Shares”). The Adviser oversees the Fund and implements the day-to-day portfolio management responsibilities for the Fund. In serving as investment adviser to the Fund, the Adviser does not conduct conventional investment research or analysis or forecast market movement or trends.

The Fund is classified as a “non-diversified company” under the 1940 Act. The Fund will not concentrate its investments in securities of issuers in any industry or group of industries, as the term “concentrate” is used in the 1940 Act, except that the Fund may invest more than 25% of its total assets in Panthers Index-Linked Instruments.

The Florida Panthers

The Florida Panthers are a professional ice hockey team based in Sunrise, Florida, competing in the Atlantic Division of the NHL’s Eastern Conference. During the 2025–2026 season, the Panthers finished seventh in the Atlantic Division, ranking 25th in standings points, 19th in goals for, 28th in goals against, and 26th in goal differential. The Panthers were founded in 1993 by entrepreneur Wayne Huizenga. The Panthers are currently owned by Vincent Viola, serving as Owner and Governor since 2013. The team has won two Stanley Cup championships, capturing titles in 2024 and 2025. Neither the Fund, the Trust, nor the Adviser is affiliated with the Florida Panthers.

Panthers Index Futures Contracts

The Fund intends to typically enter into cash-settled Panthers Index Futures Contracts as the “buyer,” except as detailed below.

In simplest terms, in a cash-settled futures market the counterparty pays cash to the buyer if the price of a futures contract goes up, and buyer pays cash to the counterparty if the price of the futures contract goes down. In order to maintain its exposure to the Panthers Index, the Fund intends to exit its futures contracts as they near expiration and replace them with new futures contracts with a later expiration date. Futures contracts with a longer term to expiration may be priced higher than futures contracts with a shorter term to expiration, a relationship called “contango”. When rolling futures contracts that are in contango the Fund will close its long position by selling the shorter-term contract at a relatively lower price and buying a longer-dated contract at a relatively higher price. The presence of contango will adversely affect the performance of the Fund. Conversely, futures contracts with a longer term to expiration may be priced lower than futures contracts with a shorter term to expiration, a relationship called “backwardation”. When rolling long futures contracts that are in backwardation, the Fund will close its long position by selling the shorter-term contract at a relatively higher price and buying a longer-dated contract at a relatively lower price. The presence of backwardation may positively affect the performance of the Fund. Further, the returns of the Panthers Index Futures Contracts may differ from that of the Panthers Index due to the divergence in prices or the costs associated with investing in futures contracts, which may negatively impact the Fund’s returns.

The Fund invests in Panthers Index Futures Contracts indirectly via the Subsidiary. The Subsidiary and the Fund will have the same investment adviser and investment objective. The Subsidiary will also follow the same general investment policies and restrictions as the Fund. Except as noted herein, for purposes of this Prospectus, references to the Fund’s investment strategies and risks include those of the Subsidiary. The Fund complies with the provisions of the 1940 Act governing investment policies and capital structure and leverage on an aggregate basis with the Subsidiary. Furthermore, the Adviser, as the investment adviser to the Subsidiary, complies with the provisions of the 1940 Act relating to investment advisory contracts as it relates to its advisory agreement with the Subsidiary. The Subsidiary also complies with the provisions of the 1940 Act relating to affiliated transactions and custody. Because the Fund intends to qualify for treatment as a regulated investment company (a “RIC”) under the Internal Revenue Code of 1986 (the “Code”), the size of the Fund’s investment in the Subsidiary will not exceed 25% of the Fund’s total assets at or around each quarter end of the Fund’s fiscal year. In order to qualify as a RIC, the Fund will have to reduce its exposure to its Subsidiary on or around the end of each of the Fund’s fiscal quarter ends. The Fund expects to reduce its exposure to its Subsidiary during these periods by investing in certain other investments as described below. During these periods, the Fund may not achieve its investment objective. At other times of the year, the Fund’s investments in the Subsidiary will significantly exceed 25% of the Fund’s total assets. The Subsidiary’s custodian is U.S. Bank, N.A.

If circumstances occur where market prices for Panthers Index Futures Contracts were not readily available, the Fund would fair value its Panthers Index Futures Contracts in accordance with its pricing and valuation policy and procedures for fair value determinations. Pursuant to those policies and procedures, the Adviser would consider various factors, such as pricing history; market levels prior to price limits or halts; and supply, demand, and open interest in Panthers Index Futures Contracts, among other factors. The Adviser would document its proposed pricing and methodology, detailing the factors that entered into the valuation.

Collateral Investments

The Fund will also invest its assets in Collateral Investments. The Collateral Investments may consist of high-quality securities, which include: (1) U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury; (2) investment companies registered under the 1940 Act that invest in high-quality securities; and/or (3) corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by businesses that are rated investment grade or determined by the Adviser to be of comparable quality. For these purposes, “investment grade” is defined as investments with a rating at the time of purchase in one of the four highest categories of at least one nationally recognized statistical rating organization (e.g., BBB- or higher from S&P Global Ratings or Baa3 or higher from Moody’s Investors Service, Inc.).

The Collateral Investments are designed to provide liquidity, serve as margin, or otherwise collateralize the Subsidiary’s investments in Panthers Index-Linked Instruments. The Fund expects that it will primarily invest its assets, and that the Subsidiary will primarily invest its assets, in Collateral Investments that are “securities,” as such term is defined under the 1940 Act.

Other Investments

In order to help the Fund maintain exposure to the Panthers Index, maintain its tax status as a RIC on days in and around quarter-end, help the Fund maintain its desired exposure to Panthers Index Futures Contracts when it is approaching or has exceeded position limits or accountability levels, or because of liquidity or other constraints, the Fund may invest in the following:

Reverse Repurchase Agreements

The Fund may invest in reverse repurchase agreements which are a form of borrowing in which the Fund sells portfolio securities to financial institutions and agrees to repurchase them at a mutually agreed-upon date and price that is higher than the original sale price, and use the proceeds for investment purchases.

As a result of the Fund repurchasing the securities at a higher price, the Fund will lose money by engaging in reverse repurchase agreement transactions.

As noted above, because the Fund intends to qualify for treatment as a RIC under the Code, the size of the Fund’s investment in the Subsidiary will not exceed 25% of the Fund’s total assets at or around each quarter end of the Fund’s fiscal year (the “Asset Diversification Test”). At other times of the year, the Fund’s investments in the Subsidiary will significantly exceed 25% of the Fund’s total (or gross) assets.

When the Fund seeks to reduce its total assets exposure to the Subsidiary, it may use the short-term Treasury Bills it owns (and purchase additional Treasury Bills as needed) to transact in reverse repurchase agreement transactions, which are ostensibly loans to the Fund. Those loans will increase the gross assets of the Fund, which the Adviser expects will allow the Fund to meet the Asset Diversification Test. When the Fund enters into a reverse repurchase agreement, it will either (i) be consistent with Section 18 of the 1940 Act and maintain asset coverage of at least 300% of the value of the reverse repurchase agreement; or (ii) treat the reverse repurchase agreement transactions as derivative transactions for purposes of Rule 18f-4 under the 1940 Act (“Rule 18f-4”), including as applicable, the value-at-risk based limit on leverage risk.

Other Investment Companies

The Fund may invest in shares of Other Investment Companies, that is, shares of investment companies registered under the 1940 Act that invest in similar assets to those in which the Fund may invest.

Exchange-traded option contracts on shares of Other Investment Companies.

The Fund may invest in exchange-listed option contracts on shares of Other Investment Companies, which invest in similar assets to those in which the Fund may invest. An option is a contract that gives the purchaser of the option, in return for the premium paid, the right to buy shares of an investment company, from the writer of the option (in the case of a call option), or to sell shares of the investment company to the writer of the option (in the case of a put option) at a designated price during the term of the option. The premium paid by the buyer of an option will reflect, among other things, the relationship of the exercise price to the market price and the volatility of the shares of the investment company, the remaining term of the option, supply, demand, interest rates and/or currency exchange rates. The Fund may utilize “American” style options or “European” style options. American style options are exercisable on any date prior to the expiration date of the option contract. In contrast, European style options are exercisable only on the expiration date of the option contract.

Swaps that reference Panthers Index Futures Contracts, Other Investment Companies, or the Panthers Index.

Swap contracts are transactions entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a swap transaction, the Fund and a counterparty will agree to exchange or “swap” payments based on the change in value of an underlying asset or benchmark. For example, the two parties may agree to exchange the return (or differentials in rates of returns) earned or realized on a particular investment or instrument. In the case of the Fund, the reference asset can be Panthers Index Futures Contracts, Other Investment Companies or the Panthers Index.

Principal Risks

As with all investments, there are certain risks of investing in the Fund. Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective. An investment in the Fund does not represent a complete investment program. An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, the Adviser or any of their affiliates. You should consider carefully the following risks before investing in the Fund.

Each risk noted below is considered a principal risk of investing in the Fund, regardless of the order in which it appears. The significance of each risk factor below may change over time and you should review each risk factor carefully.

Risks Specific to the Fund’s Investments

Investment Strategy Risk. The Fund, through the Subsidiary, invests primarily in Panthers Index Futures Contracts. The Fund does not invest directly in prediction markets, event contracts or other instruments that provide exposure to individual sporting event or season-long outcomes or to investments that provide exposure to the financial performance of individual sports teams or leagues. Instead, the Fund seeks to benefit from increases in the price of Panthers Index Futures Contracts. The price of Panthers Index Futures Contracts may not be an accurate measure of the Panthers Index. Consequently, the Fund may perform differently from the performance of the Panthers Index. There can be no guarantee that the performance of Panthers Index Futures Contracts will be highly correlated to the performance of the Panthers Index. Transaction costs (including the costs associated with futures investing), position limits, the availability of counterparties and other factors may impact the cost and pricing of Panthers Index Futures Contracts and decrease the correlation between the performance of Panthers Index Futures Contracts and the Panthers Index, over short- or long-term periods. In addition, the performance of back-month Panthers Index Futures Contracts is likely to differ more significantly from the performance of the Panthers Index. To the extent the Fund is invested in back-month Panthers Index Futures Contracts, the performance of the Fund should be expected to deviate more significantly from the performance of the Panthers Index. Moreover, because the Panthers Index is uninvestable, the Fund can only gain exposure through futures contracts and other derivatives, and differences between the prices of those instruments and the levels of the Panthers Index may result in the Fund experiencing larger losses or smaller gains than would be implied by changes in the Panthers Index alone.

Sports Performance Risk. The Fund’s investment strategy is inherently speculative. The value of Panthers Index Futures Contracts is derived from the statistical performance of a single professional sports team as measured by the Panthers Index. Successfully investing in Panthers Index Futures Contracts requires that the team tracked by the index performs well statistically over the course of a season, an outcome that is inherently uncertain and subject to numerous unpredictable variables, including player health, competitive dynamics, coaching decisions, and random variation in athletic performance. The Panthers Index may decline in value, and there can be no assurance that the team tracked by the index will perform at or above the levels implied by the prices of Panthers Index Futures Contracts at the time the Fund obtains exposure.

On-Ice Performance and Competitive Results Risk. The Fund’s investment performance is linked to the on-ice statistical performance of a single NHL team during the regular season and, if applicable, the playoffs. The prices of Panthers Index Futures Contracts are expected to rise when the team performs well statistically and to fall when the team performs poorly. Competitive results in professional hockey are inherently unpredictable and can be influenced by factors entirely outside the team’s control, including the performance of opposing teams, referee calls, random puck bounces, weather affecting travel, and in-game injuries. A team may enter a season with high expectations based on roster strength, coaching hires, or offseason acquisitions, only to underperform due to chemistry issues, unexpected injuries to key players, player slumps, or tactical mismatches against divisional opponents. The NHL season extends over several months and includes 82 regular season games per team, during which even a strong team may experience prolonged losing streaks that cause material declines in the Panthers Index. If the team fails to make the playoffs, the Fund will not benefit from any potential uplift in index value that could accompany postseason success. Conversely, early playoff elimination could cause sharp declines in futures prices if the market had priced in deeper postseason performance. Because the Fund is concentrated in a single NHL team, there is no opportunity to offset poor on-ice performance by gaining exposure to a stronger team or a different sport.

Panthers Index Investing Risk. The Fund is indirectly exposed to the risks of the Panthers Index through its investments in Panthers Index Futures Contracts and other Panthers Index-Linked Instruments. The Fund does not invest in the Panthers Index, which is an uninvestable index. The performance of the Panthers Index will be very different from a portfolio of Panthers Index Futures Contracts.

The Panthers Index moves up or down based on officially reported statistics from every game, match, or event throughout the regular season and postseason. Positive statistical actions (e.g., goals scored, points earned) add value to the index, while negative actions (e.g., opponent scoring, penalties or setbacks) subtract value. Poor statistical performance by the Florida Panthers could have a significant negative impact on the level of the Panthers Index and therefore the value of the Fund. In addition, unlike instruments that are based on tradable reference assets, the Panthers Index Futures Contracts and Panthers Index-Linked Instruments are tied to an index that is not directly investable and, thus, have settlement prices based on the calculation of that index, not the price of a tradable asset.

Concentrated Single-Team Exposure Risk. The Fund’s investment strategy results in concentrated exposure to a single professional sports team’s statistical performance (i.e., the Florida Panthers) as measured by an index. Unlike diversified funds that spread risk across multiple asset classes, sectors, or issuers, the Fund’s performance is primarily driven by the statistical output of one team over the course of a season. As a result, the Fund is more susceptible to risks affecting that team, including player injuries, suspensions, trades, retirements, coaching changes, front-office turnover, league sanctions, labor disputes, lockouts, or other events that directly or indirectly influence the team’s on-ice statistical performance. This degree of concentration will likely increase volatility in the Fund’s NAV, heighten the likelihood of significant losses over short periods, and cause the Fund’s returns to diverge substantially from those of more diversified investments. Additionally, because the Fund is concentrated in a single team, it is inherently concentrated in a single professional sports league. This subjects the Fund to league-specific risks, including league-wide labor disputes, broad scandal, changes to the structure or rules of the league, or events that cause the cancellation or suspension of games. The Fund has no ability to rotate exposure into a different team, sport, or league in response to adverse developments affecting the team to which it has exposure.

Insider Trading and Information Asymmetry Risk. Unlike securities markets, which are governed by well-established insider trading prohibitions under the Securities Exchange Act of 1934, the legal framework governing trading on the basis of material, non-public information in the context of commodity futures is less developed. While the CFTC has broad anti-manipulation and anti-fraud authority under the Commodity Exchange Act (“CEA”), specific rules and judicial precedent addressing what constitutes improper trading on non-public information in the context of sports-linked futures remain nascent. Certain individuals may possess material, non-public information that could affect the statistical performance of the Panthers Index and, consequently, the prices of Panthers Index Futures Contracts. Such individuals may include, without limitation, team coaches, players, trainers, team medical staff, front office personnel, referees, officials, league personnel, or sports data providers. For example, undisclosed injuries to key players or undisclosed lineup changes could materially affect the level of the Panthers Index. Such persons could trade Panthers Index Futures Contracts or Fund Shares to profit from their informational advantage prior to public disclosure. There is no guarantee that exchanges, the CME, or the CFTC will successfully detect and prevent such trading, and the Fund has no means of preventing such individuals from purchasing or selling Fund Shares. The participation of informed insiders in the market for Panthers Index Futures Contracts can create adverse selection for other market participants and distort market prices. Because the Fund is concentrated in a single team, the impact of insider trading on the Fund may be more pronounced than in markets with broader diversification.

League Credibility and Sports Integrity Risk. The Panthers Index is calculated based on official league statistics derived from the games of a single professional sports team, and the integrity of those games is fundamental to the reliability of the index. Efforts to interfere with the team’s games, including match-fixing, point-shaving, or referee manipulation, could materially affect the statistical data upon which the Panthers Index is based, create significant uncertainty regarding index levels, and cause pronounced price volatility in Panthers Index Futures Contracts. Confirmed or suspected game interference may also prompt legislative or regulatory responses, including restrictions on sports-linked financial products or emergency rulemaking by the CFTC, that could restrict the listing or trading of Panthers Index Futures Contracts. Even widely publicized allegations of interference, absent actual misconduct, could undermine market confidence in the Panthers Index and the futures contracts that reference it.

Gaming and State Regulatory Litigation Risk. Exchanges that list sports-linked financial instruments, including Panthers Index Futures Contracts, may be subject to legal challenges brought by state attorneys general, state gaming commissions, and other state-level actors asserting that such instruments constitute regulated gambling or gaming activity under state law, notwithstanding that such contracts are listed on a CFTC-regulated exchange. Such proceedings may assert that the listing of sports-linked contracts violates state gaming statutes, requires state gaming or sports wagering licenses, or constitutes an illegal gambling enterprise. These exchanges, and the CFTC in certain court filings, have asserted that the CEA and the CFTC’s exclusive jurisdiction over CFTC-regulated exchanges preempts state gaming regulations. There is no assurance that federal courts will rule in favor of federal preemption, and resolution may require years of litigation and potentially appellate review. An adverse ruling could result in the suspension or cessation of trading in Panthers Index Futures Contracts, material operational restrictions, significant financial penalties, or the effective loss of the ability to list sports-linked futures. Any of these outcomes could materially and adversely affect the Fund’s ability to achieve its investment objective and could result in significant losses.

Platform and Distribution Restriction Risk. Broker-dealers, registered investment adviser platforms, wirehouses, and other financial intermediaries may refuse to list, recommend, or permit purchases of Fund Shares through their platforms due to the Fund’s association with sports performance outcomes and the perception that such products are akin to sports wagering, regardless of the Fund’s legal status as a registered investment company under the 1940 Act. Certain intermediaries may permit only unsolicited purchases, prohibit financial advisers from recommending the Fund, or exclude the Fund from model portfolios entirely. These restrictions could limit the Fund’s accessible investor base, constrain assets under management, reduce secondary market liquidity, widen bid-ask spreads, and increase the likelihood that Fund Shares will trade at significant premiums or discounts to net asset value. Even if an intermediary initially permits distribution, it may subsequently restrict access in response to adverse regulatory developments, reputational concerns, or changes in compliance policies. If a significant number of intermediaries refuse to distribute Fund Shares, the Fund may be unable to achieve sufficient scale, which could increase the Fund’s expense ratio, reduce trading volume, and impair the Fund’s ability to operate effectively.

Novel Market Risk. Panthers Index Futures Contracts are a novel asset class with limited trading history. The market may not develop the depth, liquidity, or trading efficiency associated with more established futures markets, and its pricing may be influenced by factors unrelated to fundamental assessments of team performance, including speculative activity, behavioral biases, regulatory headlines, or concentrated participation by a limited number of traders. There is limited historical data on which to base expectations regarding future price behavior, volatility patterns, or the costs associated with maintaining exposure, and traditional risk metrics may not accurately capture the risks of investing in this market. There can be no assurance that the market for Panthers Index Futures Contracts will achieve or sustain the level of participation, liquidity, and price discovery necessary for the Fund to effectively pursue its investment objective.

Limited Price Discovery and Market Depth Risk. Because Panthers Index Futures Contracts are a newly created instrument class, the market may lack the depth, breadth, and participation necessary for reliable price discovery. Traditional commodity futures markets benefit from decades of participation by commercial hedgers, speculators, and arbitrageurs whose activities contribute to efficient pricing. The market for Panthers Index Futures Contracts is expected to have few, if any, natural commercial hedgers, and may be dominated by retail speculators, algorithmic traders, or a small number of institutional participants. This concentrated participation could result in prices that do not accurately reflect fair value, wider bid-ask spreads, and elevated intraday price volatility. In thin markets, even modest order flow from the Fund could move prices against the Fund, increasing transaction costs and reducing returns. There can be no assurance that the market for Panthers Index Futures Contracts will develop sufficient liquidity over time, and the Fund may be unable to establish or exit positions at prices the Fund considers favorable.

Seasonality and Offseason Risk. The Panthers Index resets to a standardized base value prior to the start of each sports season and has a defined life cycle that ends following the postseason. Because the Fund tracks a single team in a single sport, the Fund is tied to that sport’s competitive calendar and has no ability to diversify across sports or rotate into a sport that is in-season when the team’s sport is not. During the playing season, the Panthers Index moves in real-time based on officially reported game statistics, and the prices of Panthers Index Futures Contracts are expected to reflect both the current index level and market expectations regarding future team performance. During the offseason, however, the Panthers Index will not move because no games are being played, and the Fund’s exposure to Panthers Index Futures Contracts will behave differently than during the playing season. The Fund anticipates maintaining exposure to Panthers Index Futures Contracts during the offseason. Although the underlying index will be static during this period, the prices of Panthers Index Futures Contracts may still fluctuate based on market expectations regarding the team’s prospects for the upcoming season, including coaching changes, player trades, draft picks, free agent signings, injury recovery timelines, training camp developments, and other factors that affect the market’s assessment of the team’s likely statistical performance. However, because the index itself is not moving during the offseason, the magnitude of futures price movements may be reduced relative to the playing season, and the relationship between futures prices and the underlying index level may be less predictable. There can be no assurance that the Fund’s offseason futures holdings will appreciate in value, and the Fund may experience losses during the offseason if market sentiment regarding the team’s upcoming season deteriorates. In addition, there can be no assurance that Panthers Index Futures Contracts will be available in sufficient volume or at favorable pricing during the offseason or at the start of a new season.

League Discontinuation, Lockout, or Strike Risk. The Fund’s ability to invest in Panthers Index Futures Contracts depends on the continued operation of the NHL and the playing of scheduled games. Labor disputes between the NHL and its players’ union could result in a lockout or strike that suspends or cancels all or a significant portion of a season. The NHL has previously experienced work stoppages, including a full-season cancellation in 2004-2005. During any such period, no games would be played, the Panthers Index would not generate data, and trading in Panthers Index Futures Contracts could be suspended or severely impaired. The Fund would be unable to pursue its investment strategy during such a period, may be forced to liquidate positions at disadvantageous prices, and could experience substantial losses. Even after a labor dispute is resolved, the shortened or restructured season could materially change the statistical patterns underlying the index methodology. In addition, force majeure events such as a pandemic, natural disaster, or other circumstances beyond the control of the league could cause widespread game cancellations or delays. There can be no assurance that the league will not experience a work stoppage or other extended interruption during the Fund’s investment period, or that the Fund will be able to recover any losses incurred as a result of such events.

Index Provider and Data Dependency Risk. The Panthers Index is maintained and calculated by a single Index Provider, FutureSports. If the Index Provider were to experience operational failures, cease operations, lose its data feed from the applicable sports league, experience a cybersecurity breach, or otherwise become unable to calculate the Panthers Index, Panthers Index Futures Contracts may have no reliable reference value, which could materially and adversely affect the value of the Fund. In addition, the Panthers Index is calculated solely on the basis of officially reported statistics from a single sports league. The league serves as the data source but does not participate in index determination or governance. If the league were to report incorrect statistics, issue post-game corrections, change how it reports or categorizes statistics, delay reporting, or discontinue the provision of data to the Index Provider, the settlement prices of Panthers Index Futures Contracts could be based on erroneous or incomplete data. Furthermore, the Index Provider controls the methodology by which official statistics are translated into index points. If the Index Provider amends or discontinues its methodology, the behavior of the Panthers Index could change materially and the futures market may not immediately price in such changes. The Panthers Index is calculated in real-time while games are being played, which introduces latency, data-feed, and computational risks that differ from those associated with traditional financial indexes.

Trading Hours and Sporting Event Timing Risk. NHL games may occur during evening hours, on weekends, and on holidays when the Exchange is closed and when the market for Panthers Index Futures Contracts may have limited or no trading activity. Because the Panthers Index moves in real-time while games are being played, material index movements may occur during periods when investors are unable to buy or sell Shares or when Panthers Index Futures Contracts are not actively trading. As a result, the opening price of Shares and the prices of Panthers Index Futures Contracts on the next trading session may differ significantly from the prior session’s closing prices, potentially resulting in large gaps at the open. Shareholders may not be able to sell their Shares until after such a gap has been fully realized, resulting in an inability to mitigate losses in a declining market.

Futures Contracts Risk. Risks of futures contracts include: (i) an imperfect correlation between the value of the futures contract and the underlying asset; (ii) possible lack of a liquid secondary market; (iii) the inability to close a futures contract when desired; (iv) losses caused by unanticipated market movements, which may be unlimited; (v) an obligation for the Fund to make daily cash payments to maintain its required margin, particularly at times when the Fund may have insufficient cash; and (vi) unfavorable execution prices from rapid selling. Unlike equities, which typically entitle the holder to a continuing stake in a corporation, futures contracts normally specify a certain date for settlement in cash based on the reference asset. As the futures contracts approach expiration, they may be replaced by similar contracts that have a later expiration. This process is referred to as “rolling.” If the market for these contracts is in “contango,” meaning that the prices of futures contracts in the nearer months are lower than the price of contracts in the distant months, the sale of the near-term month contract would be at a lower price than the longer-term contract, resulting in a cost to “roll” the futures contract. The actual realization of a potential roll cost will be dependent upon the difference in price of the near and distant contract. Because the margin requirement for futures contracts is less than the value of the assets underlying the futures contract, futures trading involves a degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 40% of the value of the futures contract is deposited as margin, a subsequent 20% decrease in the value of the futures contract would result in a loss of half of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A decrease in excess of 40% would result in a loss exceeding the original margin deposit, if the futures contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount initially invested in the futures contract. However, the Fund would presumably have sustained comparable losses if, instead of investing in the futures contract, it had invested in the underlying financial instrument and sold it after the decline. Further, if the market for Panthers Index Futures Contracts is in a period of contango, if the performance of the Panthers Index and the price of Panthers Index Futures Contracts were to decline, the Fund would experience the negative impact of contango. The impact of backwardation or contango may lead to the returns of the Fund to vary significantly from the total return of other price references. Additionally, in the event of a prolonged period of contango, and absent the impact of rising or falling pricing in the Panthers Index, this could have a significant negative impact on the Fund’s NAV and total return.

Position Limits and Price Limits

The CFTC and various exchanges on which Panthers Index Futures Contracts trade have established position limits and price limits for Panthers Index Futures Contracts. Position limit regulation and price limit regulation serve distinct purposes and are regulated differently.

Position limits are designed to prevent excessive speculation that could cause sudden or unreasonable fluctuations in the price of a commodity. They limit the maximum number of contracts a person or entity can hold in a particular commodity.

Price limits are mechanisms to maintain orderly markets by restricting the price range within which futures contracts can trade during a trading session. They prevent extreme price movements that could disrupt market stability. Price limits are typically set as a percentage of the previous day's settlement price. When price limits are hit, trading may be halted or expanded depending on the product and regulatory rules. Unlike position limits, price limits do not restrict the number of contracts a trader can hold but rather the price at which those contracts can be traded. When a price limit is hit, the market for Panthers Index Futures Contracts may temporarily halt until price limits can be expanded or trading may be stopped for the day.

If the Fund is unable to buy or sell Panthers Index Futures Contracts as a result of position limits being hit or price limits that result in a halted or closed market—or for other reasons including limited liquidity in the market for Panthers Index Futures Contracts, a disruption to the market for Panthers Index Futures Contracts, or as a result of margin requirements, accountability levels, or other limitations imposed by the Fund’s futures commission merchants (“FCMs”), the listing exchanges, or the CFTC—the Adviser would take such action as it believes appropriate and in the best interest of the Fund in consideration of the facts and circumstances at such time, including: (i) investing in Panthers Index-Linked Instruments that are not Panthers Index Futures Contracts; (ii) requiring that authorized participants purchase and redeem in large blocks of shares called “Creation Units” through an exchange for related position (EFRP) method rather than in cash; (iii) applying increased authorized participant variable transaction fees for purchases or redemptions of Creation Units made in cash; or (iv) de-levering the Fund, relative to its investment objective, by an amount reflecting prevailing price limits. In addition, the Fund generally may suspend the issuance of Creation Units only for a limited time and only due to extraordinary circumstances, such as when the markets on which the ETF’s portfolio holdings are traded are closed for a limited period of time; that is to say, when the Fund is unable to increase its exposure to underlying assets.

Cost of Futures Investment Risk. When a Panthers Index Futures Contract is nearing expiration, the Fund will generally sell it and use the proceeds to buy a Panthers Index Futures Contract with a later expiration date. This is commonly referred to as “rolling”.

If the Fund rolls Panthers Index Futures Contracts that are in contango, the Fund would sell a lower priced, expiring contract and purchase a higher priced, longer-dated contract. The price difference between the expiring contract and longer-dated contract associated with rolling Panthers Index Futures Contracts is typically substantially higher than the price difference associated with rolling other futures contracts. Contango in the market for Panthers Index Futures Contracts may have a significant adverse impact on the performance of the Fund and may cause Panthers Index Futures Contracts and the Fund to underperform the Panthers Index. Both contango and backwardation would reduce the Fund’s correlation to the Panthers Index and may limit or prevent the Fund from achieving its investment objective. The impact of both contango and backwardation may also be greater to the extent the Fund invests in back-month Panthers Index Futures Contracts.

Investment Capacity Risk. If the Fund’s ability to obtain exposure to Panthers Index Futures Contracts consistent with its investment objective is disrupted for any reason, including but not limited to, limited liquidity in the market for Panthers Index Futures Contracts, a disruption to the market for Panthers Index Futures Contracts, or as a result of margin requirements or position limits imposed by the Fund’s FCMs, the CME, or the CFTC, and the Fund could not otherwise meet its investment objective through the use of other investments discussed above, the Fund would not be able to achieve its investment objective and may experience significant losses.

Liquidity Risk. The market for the Panthers Index Futures Contracts may be subject to periods of illiquidity. During such times it may be difficult or impossible to buy or sell a position at the desired price. Market disruptions or volatility can also make it difficult to find a counterparty willing to transact at a reasonable price and sufficient size. Illiquid markets may cause losses, which could be significant. Large positions also increase the risk of illiquidity, which may make the Fund’s positions more difficult to liquidate, and increase the losses incurred while trying to do so.

Derivatives Risk. In addition to Panthers Index Futures Contracts, the Fund may obtain exposure through the following other derivatives: (1) exchange traded options on Other Investment Companies and/or (2) swap agreement transactions that reference Panthers Index Futures Contracts, Other Investment Companies, or the Panthers Index.

Investing in derivatives may be considered aggressive and may expose the Fund to risks different from, or possibly greater than, the risks associated with investing directly in the reference asset(s) underlying the derivative (e.g., the securities or commodities contained in the Fund). The use of derivatives may result in larger losses or smaller gains than directly investing in securities or commodities. The risks of using derivatives include: (1) the risk that there may be imperfect correlation between the price of the financial instruments and movements in the prices of the reference asset(s); (2) the risk that an instrument is mispriced; (3) credit or counterparty risk on the amount a Fund expects to receive from a counterparty; (4) the risk that securities prices, interest rates and currency markets will move adversely and a Fund will incur significant losses; (5) the risk that the cost of holding a financial instrument might exceed its total return; and (6) the possible absence of a liquid secondary market for a particular instrument and possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to adjust a Fund’s position in a particular instrument when desired. Each of these factors may prevent a Fund from achieving its investment objective and may increase the volatility (i.e., fluctuations) of the Fund’s returns. Because derivatives often require limited initial investment, the use of derivatives also may expose a Fund to losses in excess of those amounts initially invested.

The performance of any Panthers Index-Linked Instrument may not track the performance of its underlying benchmark due to embedded costs and other factors. Thus, to the extent the Fund invests in swaps that use a Panthers Index-Linked Instrument as the reference asset, the Fund may be subject to greater correlation risk and may not achieve as high a degree of correlation with its investment objective than if the Fund only used Panthers Index Futures Contracts.

Swap Agreements Risk. The Fund may enter into cash-settled swaps and other derivatives to gain exposure to an underlying asset without actually purchasing such asset. Swaps are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on a particular pre-determined interest rate, commodity, security, indexes, or other assets or measurable indicators. The primary risks associated with the use of swaps are mispricing or improper valuation, imperfect correlation between movements in the notional amount and the price of the underlying investments, and the failure of a counterparty to perform. If a counterparty’s creditworthiness for an over-the-counter swap declines, the value of the swap would likely decline. Moreover, there is no guarantee that the Fund could eliminate its exposure under an outstanding swap by entering into an offsetting swap with the same or another party. In addition, the Fund may use a combination of swaps on an underlying index.

Options Risk. The Fund may purchase exchange-traded options that reference shares of Other Investment Companies. Transactions in options generally require less capital than equivalent stock transactions. They may return smaller dollar figures but a potentially greater percentage of the investment than equivalent stock transactions. The potential profit is limited to the premium received for the contract. The potential loss can be unlimited. While leverage means the percentage returns can be significant, the amount of cash required is smaller than equivalent stock transactions. It is possible to lose the entire principal invested, and sometimes more. As an options holder, a Fund risks the entire amount of the premium it pays. But as an options writer, it takes on a much higher level of risk. For example, if the Fund writes an uncovered call, it faces unlimited potential loss, since there is no cap on how high a stock price can rise. When buying options, a Fund risks losing the premium paid, plus commissions and fees.

Reverse Repurchase Agreements Risk. The Fund may invest in reverse repurchase agreements. Reverse repurchase agreements are transactions in which the Fund sells portfolio securities to financial institutions such as banks and broker-dealers, and agrees to repurchase them at a mutually agreed-upon date and price which is higher than the original sale price. Reverse repurchase agreements are a form of leverage and the use of reverse repurchase agreements by the Fund may increase the Fund’s volatility. The Fund incurs costs, including interest expenses, in connection with the opening and closing of reverse repurchase agreements that will be borne by the shareholders.

Reverse repurchase agreements are also subject to the risk that the other party to the reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Fund. In situations where the Fund is required to post collateral with a counterparty, the counterparty may fail to segregate the collateral or may commingle the collateral with the counterparty’s own assets. As a result, in the event of the counterparty’s bankruptcy or insolvency, the Fund’s collateral may be subject to the conflicting claims of the counterparty’s creditors, and the Fund may be exposed to the risk of a court treating the Fund as a general unsecured creditor of the counterparty, rather than as the owner of the collateral. There can be no assurance that a counterparty will not default and that the Fund will not sustain a loss on a transaction as a result.

Reverse repurchase agreements also involve the risk that the market value of the securities sold by the Fund may decline below the price at which it is obligated to repurchase the securities. In addition, when the Fund invests the proceeds it receives in a reverse repurchase transaction, there is a risk that those investments may decline in value. In this circumstance, the Fund could be required to sell other investments in order to meet its obligations to repurchase the securities.

Risks Related to Investing in Other Investment Companies. The Fund may invest in long or short positions in Other Investment Companies (i.e., investment companies registered under the 1940 Act that invest in similar assets to those in which the Fund may invest). Investing in Other Investment Companies may involve duplication of advisory or management fees and certain other expenses. By investing in Other Investment Companies, the Fund becomes a shareholder of that Other Investment Company. As a result, Fund shareholders indirectly bear the Fund’s proportionate share of the fees and expenses paid by shareholders of the Other Investment Company, in addition to the fees and expenses Fund shareholders bear in connection with the Fund’s own operations. As a shareholder, the Fund must rely on the Other Investment Company to achieve its investment objective. The Fund’s performance may be magnified positively or negatively by virtue of its investment in the Other Investment Company. If the Other Investment Company fails to achieve its investment objective, the value of the Fund’s investment could decline, thus affecting the Fund’s performance. In addition, because certain Other Investment Company shares are listed on national stock exchanges and are traded like stocks on an exchange, their shares potentially may trade at a discount or a premium. Investments in such shares may be subject to brokerage and other trading costs, which could result in greater expenses to the Fund. Finally, because the value of certain Other Investment Company shares may depend on the demand in the market, the Adviser may not be able to liquidate the Fund’s holdings in those shares at the most optimal time, adversely affecting the Fund’s performance.

Collateral Investments Risk. The Fund’s use of Collateral Investments may include obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities, including bills, notes and bonds issued by the U.S. Treasury, investment companies registered under the 1940 Act that invest in high-quality securities and corporate debt securities, such as commercial paper.

Some securities issued or guaranteed by federal agencies and U.S. Government-sponsored instrumentalities may not be backed by the full faith and credit of the United States, in which case the investor must look principally to the agency or instrumentality issuing or guaranteeing the security for ultimate repayment, and may not be able to assert a claim against the United States itself in the event that the agency or instrumentality does not meet its commitment. The U.S. Government, its agencies and instrumentalities do not guarantee the market value of their securities, and consequently, the value of such securities may fluctuate. Although the Fund may hold securities that carry U.S. Government guarantees, these guarantees do not extend to the Shares.

Investment companies that invest in high-quality securities are subject to management fees and other expenses. Therefore, investments in these funds will cause the Fund to bear indirectly a proportional share of the fees and costs of the funds in which it invests. At the same time, the Fund will continue to pay its own management fees and expenses with respect to all of its assets, including any portion invested in the shares of such fund. It is possible to lose money by investing in investment companies that invest in high-quality securities.

Corporate debt securities such as commercial paper generally are short-term unsecured promissory notes issued by businesses. Corporate debt may carry variable or floating rates of interest. Corporate debt securities carry both credit risk and interest rate risk. Credit risk is the risk that the Fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it is due.

Asset Concentration Risk. Since the Fund may take concentrated positions in Panthers Index Futures Contracts, the Fund’s performance may be hurt disproportionately and significantly by the poor performance of those positions to which it has significant exposure. Asset concentration makes the Fund more susceptible to any single occurrence affecting the underlying positions and may subject the Fund to greater market risk than more diversified funds.

Counterparty Risk. The Fund will be subject to credit risk (i.e., the risk that a counterparty is unwilling or unable to make timely payments or otherwise meet its contractual obligations) with respect to the amount the Fund expects to receive from counterparties to: Panthers Index Futures Contracts; reverse repurchase agreements; swaps on Panthers Index Futures Contracts, Other Investment Companies, or the Panthers Index.

The Fund may be negatively impacted if a counterparty becomes bankrupt or otherwise fails to perform its obligations under such an agreement. The Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding and the Fund may obtain only limited recovery or may obtain no recovery in such circumstances. In order to attempt to mitigate potential counterparty credit risk, the Fund typically enters into transactions with major financial institutions.

The counterparty to an exchange-traded futures contract is subject to the credit risk of the clearing house and the FCM through which it holds its position. Specifically, the FCM or the clearing house could fail to perform its obligations, causing significant losses to the Fund. For example, the Fund could lose margin payments it has deposited with an FCM as well as any gains owed but not paid to the Fund, if the FCM or clearing house becomes insolvent or otherwise fails to perform its obligations. Credit risk of market participants with respect to derivatives that are centrally cleared is concentrated in a few clearing houses and it is not clear how an insolvency proceeding of a clearing house would be conducted and what impact an insolvency of a clearing house would have on the financial system. Under current CFTC regulations, a FCM maintains customers’ assets in a bulk segregated account. If a FCM fails to do so, or is unable to satisfy a substantial deficit in a customer account, its other customers may be subject to risk of loss of their funds in the event of that FCM’s bankruptcy. In that event, in the case of futures, the FCM’s customers are entitled to recover, even in respect of property specifically traceable to them, only a proportional share of all property available for distribution to all of that FCM’s customers. In addition, if the FCM does not comply with the applicable regulations, or in the event of a fraud or misappropriation of customer assets by the FCM, the Fund could have only an unsecured creditor claim in an insolvency of the FCM with respect to the margin held by the FCM. FCMs are also required to transfer to the clearing house the amount of margin required by the clearing house, which amount is generally held in an omnibus account at the clearing house for all customers of the FCM. In addition, the Fund may enter into futures contracts and repurchase agreements with a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. The Fund does not specifically limit its counterparty risk with respect to any single counterparty.

Further, there is a risk that no suitable counterparties are willing to enter into reverse repurchase agreements with the Fund, or continue to enter into, reverse repurchase agreement transactions with the Fund and, as a result, the Fund may not be able to achieve its investment objective. There is also the risk that the Fund may not be able to engage in reverse repurchase agreement transactions because suitable counterparties refuse to enter into transactions with the Fund. Contractual provisions and applicable law may prevent or delay the Fund from exercising its rights to terminate an investment or transaction with a financial institution experiencing financial difficulties, or to realize on collateral, and another institution may be substituted for that financial institution without the consent of the Fund. If the credit rating of a counterparty to a futures contract and/or repurchase agreement declines, the Fund may nonetheless choose or be required to keep existing transactions in place with the counterparty, in which event the Fund would be subject to any increased credit risk associated with those transactions. Also, in the event of a counterparty’s (or its affiliate’s) insolvency, the possibility exists that the Fund’s ability to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral, could be stayed or eliminated under special resolution regimes adopted in the United States, the European Union and various other jurisdictions. Such regimes provide government authorities with broad authority to intervene when a financial institution is experiencing financial difficulty. In particular, the regulatory authorities could reduce, eliminate, or convert to equity the liabilities to the Fund of a counterparty who is subject to such proceedings in the European Union (sometimes referred to as a “bail in”).

Credit Risk. An issuer or other obligated party of a debt security may be unable or unwilling to make dividend, interest and/or principal payments when due. In addition, the value of a debt security may decline because of concerns about the issuer’s ability or unwillingness to make such payments.

Debt Securities Risk. Investments in debt securities subject the holder to the credit risk of the issuer. Credit risk refers to the possibility that the issuer or other obligor of a security will not be able or willing to make payments of interest and principal when due. Generally, the value of debt securities will change inversely with changes in interest rates. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. During periods of falling interest rates, the income received by the Fund may decline. If the principal on a debt security is prepaid before expected, the prepayments of principal may have to be reinvested in obligations paying interest at lower rates. Debt securities generally do not trade on a securities exchange making them generally less liquid and more difficult to value than common stock.

Interest Rate Risk. Interest rate risk is the risk that the value of the debt securities in the Fund’s portfolio will decline because of rising market interest rates. Interest rate risk is generally lower for shorter term debt securities and higher for longer-term debt securities. Duration is a reasonably accurate measure of a debt security’s price sensitivity to changes in interest rates and a common measure of interest rate risk. Duration measures a debt security’s expected life on a present value basis, taking into account the debt security’s yield, interest payments and final maturity. In general, duration represents the expected percentage change in the value of a security for an immediate 1% change in interest rates. For example, the price of a debt security with a three-year duration would be expected to drop by approximately 3% in response to a 1% increase in interest rates. Therefore, prices of debt securities with shorter durations tend to be less sensitive to interest rate changes than debt securities with longer durations. As the value of a debt security changes over time, so will its duration.

Clearing Broker Risk. The Fund’s investments in exchange-traded futures contracts expose it to the risks of a clearing broker (or a FCM). Under current regulations, a clearing broker or FCM maintains customers’ assets in a bulk segregated account. There is a risk that Fund assets deposited with the clearing broker to serve as margin may be used to satisfy the broker’s own obligations or the losses of the broker’s other clients. In the event of default, the Fund could experience lengthy delays in recovering some or all of its assets and may not see any recovery at all. Furthermore, the Fund is subject to the risk that no FCM is willing or able to clear the Fund’s transactions or maintain the Fund’s assets. If the Fund’s FCMs are unable or unwilling to clear the Fund’s transactions, or if the FCM refuses to maintain the Fund’s assets, the Fund will be unable to have its orders for Panthers Index Futures Contracts fulfilled or assets custodied. In such a circumstance, the performance of the Fund will likely deviate from the performance of changes in the Panthers Index and may result in the proportion of Panthers Index Futures Contracts in the Fund’s portfolio relative to the total assets of the Fund to decrease.

Non-Diversification Risk. The Fund is classified as a “non-diversified company” under the 1940 Act. As a result, the Fund is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by the diversification requirements imposed by the Code. The Fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly invested in certain issuers.

Risks Related to the Management of the Fund

Active Management Risk. The Fund is actively managed, and its performance reflects investment decisions that the Adviser makes for the Fund. Such judgments about the Fund’s investments may prove to be incorrect. If the investments selected and the strategies employed by the Fund fail to produce the intended results, the Fund could underperform as compared to other funds with similar investment objectives and/or strategies, or could have negative returns.

Frequent Trading Risk. The Fund regularly purchases and subsequently sells (i.e., “rolls”) individual futures contracts throughout the year so as to maintain a fully invested position. As the contracts near their expiration dates, the Fund rolls them over into new contracts. This frequent trading of contracts may increase the amount of commissions or mark-ups to broker-dealers that the Fund pays when it buys and sells contracts, which may detract from the Fund’s performance. High portfolio turnover may result in the Fund paying higher levels of transaction costs and may generate greater tax liabilities for shareholders. Frequent trading risk may cause the Fund’s performance to be less than expected.

Rebalancing Risk. If for any reason the Fund is unable to rebalance all or a portion of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund may be over- or under-exposed to the returns of the Panthers Index. Additionally, because the market for Panthers Index Futures Contracts is nascent and may be thinly traded, the Fund’s own trading activity, including purchases, sales, and rolling of contracts, could materially influence the prices of Panthers Index Futures Contracts. If the Fund represents a significant portion of the open interest or trading volume, its activity could move prices against it, resulting in higher costs and reduced returns. If other market participants anticipate the Fund’s trading patterns, they may engage in front-running or other anticipatory trading strategies that further increase the Fund’s transaction costs. The trading activity associated with such transactions will contribute to the existing trading volume on the underlying futures contracts and may adversely affect the market price of such underlying futures contracts.

Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or systems failures. The Fund and the Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

Valuation Risk. The Fund or the Subsidiary may hold securities or other assets that may be valued on the basis of factors other than market quotations. This may occur because the asset or security does not trade on a centralized exchange, or in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” assets or securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, there is no assurance that the Fund or the Subsidiary could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund or the Subsidiary would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund or the Subsidiary at that time. The Fund’s ability to value investments may be impacted by technological issues or errors by pricing services or other third-party service providers.

New Fund Risk. As of the date of this prospectus, the Fund has no operating history and currently has fewer assets than larger funds. Like other new funds, large inflows and outflows may impact the Fund’s market exposure for limited periods of time. This impact may be positive or negative, depending on the direction of market movement during the period effected.

Risks Related to Trading of Shares

Trading Issues Risk. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. The Fund may have difficulty maintaining its listing on the Exchange in the event the Fund’s assets are small, the Fund does not have enough shareholders, or if the Fund is unable to proceed with creation and/or redemption orders.

Authorized Participant Concentration Risk. Only an “authorized participant” or “AP” (i.e., broker-dealers and large institutional investors that have entered into participation agreement with the Fund) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that act as APs on an agency basis (i.e. on behalf of other market participants). To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem, in either of these cases, Shares may trade at a discount to the Fund’s net asset value and possibly face delisting.

Market Maker Risk. If the Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of Shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s net asset value and the price at which the Shares are trading on the Exchange, which could result in a decrease in value of the Shares. In addition, decisions by market makers or APs to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Shares trading at a discount to net asset value and also in greater than normal intra-day bid-ask spreads for Shares.

Premium/Discount Risk. The market price of the Fund’s Shares will generally fluctuate in accordance with changes in the Fund’s net asset value as well as the relative supply of and demand for Shares on the Exchange. The Fund’s market price may deviate from the value of the Fund’s underlying portfolio holdings, particularly in time of market stress, with the result that investors may pay more or receive less than the underlying value of the Shares bought or sold. The Adviser cannot predict whether Shares will trade below, at, or above their net asset value because the Shares trade on the Exchange at market prices and not at net asset value. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related, but not identical, to the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. However, given that Shares can only be purchased and redeemed in Creation Units, and only to and from broker-dealers and large institutional investors that have entered into participation agreements (unlike shares of closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset value), the Adviser believes that large discounts or premiums to the net asset value of Shares should not be sustained. In addition, because the Fund provides exposure to the statistical performance of a single professional sports team, demand for Shares may be influenced by fan loyalty, emotional attachment, and team-related sentiment rather than by rational assessments of the Fund’s expected risk-adjusted returns. These demand patterns could increase intraday volatility in Fund Shares, widen bid-ask spreads, and result in investors purchasing or selling Shares at prices that do not reflect the Fund’s underlying NAV. During stressed market conditions, the market for the Fund’s Shares may become less liquid in response to deteriorating liquidity in the market for the Fund’s underlying portfolio holdings, which could in turn lead to differences between the market price of the Fund’s Shares and their net asset value. This can be reflected as a spread between the bid and ask prices for the Fund quoted during the day or a premium or discount in the closing price from the Fund’s NAV.

Active Market Risk. Although the Shares are listed for trading on the Exchange, there can be no assurance that an active trading market for the Shares will develop or be maintained. Shares trade on the Exchange at market prices that may be below, at or above the Fund’s net asset value. Securities, including the Shares, are subject to market fluctuations and liquidity constraints that may be caused by such factors as economic, political, or regulatory developments, changes in interest rates, and/or perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments.

Cash Transaction Risk. Most ETFs generally make in-kind redemptions to avoid being taxed at the fund level on gains on the distributed portfolio securities. However, unlike most ETFs, the Fund currently intends to effect some or all redemptions for cash, rather than in-kind, because of the nature of the Fund’s investments. The Fund may be required to sell portfolio securities to obtain the cash needed to distribute redemption proceeds, which involves transaction costs that the Fund may not have incurred had it effected redemptions entirely in kind. These costs may include brokerage costs and/or taxable gains or losses, which may be imposed on the Fund and decrease the Fund’s NAV to the extent such costs are not offset by a transaction fee payable to an AP. If the Fund recognizes gain on these sales, this generally will cause the Fund to recognize gain it might not otherwise have recognized if it were to distribute portfolio securities in-kind, or to recognize such gain sooner than would otherwise be required. This may decrease the tax efficiency of the Fund compared to ETFs that utilize an in-kind redemption process, and there may be a substantial difference in the after-tax rate of return between the Fund and other ETFs.

Risks Related to Regulation, External Factors, and Federal Income Tax Consequences

Tax Risk. The Fund intends to elect and to qualify each year to be treated as a RIC under Subchapter M of the Code. As a RIC, the Fund will not be subject to U.S. federal income tax on the portion of its net investment income and net capital gain that it distributes to shareholders, provided that it satisfies certain requirements of the Code. If the Fund does not qualify as a RIC for any taxable year and certain relief provisions are not available, the Fund’s taxable income will be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed. Additionally, buying securities shortly before the record date for a taxable dividend or capital gain distribution is commonly known as “buying the dividend.” In the event a shareholder purchases Shares shortly before such a distribution, the entire distribution may be taxable to the shareholder even though a portion of the distribution effectively represents a return of the purchase price. To comply with the asset diversification test applicable to a RIC, the Fund will limit its investments in the Subsidiary to 25% of the Fund’s total assets at the end of each tax quarter. The investment strategy of the Fund will cause the Fund to hold substantially more than 25% of the Fund’s total assets in investments in the Subsidiary the majority of the time. The Fund intends to manage the exposure to the Subsidiary so that the Fund’s investments in the Subsidiary do not exceed 25% of the total assets at the end of any tax quarter. If the Fund’s investments in the Subsidiary were to exceed 25% of the Fund’s total assets at the end of a tax quarter, the Fund, generally, has a grace period to cure such lack of compliance. If the Fund fails to timely cure, it may no longer be eligible to be treated as a RIC.

Because Panthers Index Futures Contracts produce non-qualifying income for purposes of qualifying as a RIC, the Fund makes its investments in Panthers Index Futures Contracts through the Subsidiary. The Fund intends to treat any income it may derive from the futures contracts received by the Subsidiary as “qualifying income” under the provisions of the Code applicable to RICs. The IRS has issued PLRs provided to third parties not associated with the Fund or its affiliates (which only those parties may rely on as precedent) concluding that similar arrangements resulted in qualifying income. Many of such PLRs have now been revoked by the IRS. In March of 2019, the Internal Revenue Service published Regulations that concluded that income from a corporation similar to the Subsidiary would be qualifying income, if the income is related to the Fund’s business of investing in stocks or securities. Although the Regulations do not require distributions from the Subsidiary, the Fund intends to cause the Subsidiary to make distributions that would allow the Fund to make timely distributions to its shareholders. The Fund generally will be required to include in its own taxable income the income of the Subsidiary for a tax year, regardless of whether the Fund receives a distribution of the Subsidiary’s income in that tax year, and this income would nevertheless be subject to the distribution requirement for qualification as a RIC and would be taken into account for purposes of the 4% excise tax.

If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions.

Subsidiary Regulatory Investment Risk. Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary are organized, respectively, could result in the inability of the Fund to operate as intended and could negatively affect the Fund and its shareholders. The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. However, as the Subsidiary is wholly-owned by the Fund, and the investors of the Fund will have the investor protections of the 1940 Act, the Fund as a whole—including the Subsidiary—will provide investors with 1940 Act protections.

Commodity Regulatory Risk. The Fund’s use of commodity futures subject to regulation by the CFTC has caused the Fund to be classified as a “commodity pool” and this designation requires that the Fund comply with CFTC rules, which may impose additional regulatory requirements and compliance obligations. The Fund’s investment decisions may need to be modified, and commodity contract positions held by the Fund may have to be liquidated at disadvantageous times or prices, to avoid exceeding any applicable position limits established by the CFTC, potentially subjecting the Fund to substantial losses. The regulation of commodity transactions in the United States is subject to ongoing modification by government, self-regulatory and judicial action. The effect of any future regulatory change with respect to any aspect of the Fund is impossible to predict, but could be substantial and adverse to the Fund.

Regulatory Risk. The regulatory framework governing sports-linked financial instruments is evolving and subject to significant uncertainty. Panthers Index Futures Contracts are a novel instrument class for which there is limited regulatory precedent. The CFTC has broad discretionary authority to determine whether particular contracts are consistent with the public interest, including authority to disapprove or direct an exchange to delist contracts that the CFTC determines involve gaming, are unlawful, or otherwise run contrary to the purposes of the CEA. The CFTC has recently proposed amendments to its rules concerning event contracts, commonly referred to as prediction markets, to specify which contracts may be determined contrary to the public interest and therefore may not be listed for trading or accepted for clearing on or through a CFTC-regulated entity. The CFTC or the listing exchange could, at any time and without advance notice, impose new conditions, margin or position-limit requirements, reporting obligations, trading halts, settlement adjustments, or delisting actions. Any such changes could, among other things; (i) impair the Fund’s ability to establish, maintain, or close positions; (ii) require the Fund to liquidate positions at disadvantageous prices; (iii) alter the economic characteristics on which the Fund relies; or (iv) render the Fund’s principal investment strategy impractical. In addition, future legislative, judicial, or administrative developments could retroactively affect the permissibility, settlement mechanics, or availability of Panthers Index Futures Contracts. These developments may occur abruptly and may not provide mechanisms for investor recourse or for the orderly unwind of positions. There can be no assurance that the regulatory environment for sports-linked financial instruments will remain stable or favorable.

Cyber Security Risk. The Fund is susceptible to operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding, but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the Fund’s third-party service providers, such as its administrator, transfer agent, or custodian, as applicable, or issuers in which the Fund invests, can also subject the Fund to many of the same risks associated with direct cyber security breaches. While the Fund has established business continuity plans and risk management systems designed to reduce the risks associated with cyber security, there are inherent limitations in such plans and systems. Additionally, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third-party service providers.

Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, Panthers, tsunamis and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics (for example, the novel coronavirus COVID-19), have been and can be highly disruptive to economies and markets and have recently led, and may continue to lead, to increased market volatility and significant market losses. Such natural disaster and health crises could exacerbate political, social, and economic risks, and result in significant breakdowns, delays, shutdowns, social isolation, and other disruptions to important global, local and regional supply chains affected, with potential corresponding results on the operating performance of the Fund and its investments. A climate of uncertainty and panic, including the contagion of infectious viruses or diseases, may adversely affect global, regional, and local economies and reduce the availability of potential investment opportunities, and increases the difficulty of performing due diligence and modeling market conditions, potentially reducing the accuracy of financial projections. Under these circumstances, the Fund may have difficulty achieving its investment objectives which may adversely impact Fund performance. Further, such events can be highly disruptive to economies and markets, significantly disrupt the operations of individual companies (including, but not limited to, the Fund’s investment advisor, third party service providers, and counterparties), sectors, industries, markets, securities and commodity exchanges, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. These factors can cause substantial market volatility, exchange trading suspensions and closures, changes in the availability of and the margin requirements for certain instruments, and can impact the ability of the Fund to complete redemptions and otherwise affect Fund performance and Fund trading in the secondary market. A widespread crisis would also affect the global economy in ways that cannot necessarily be foreseen. How long such events will last and whether they will continue or recur cannot be predicted. Impacts from these could have a significant impact on the Fund’s performance, resulting in losses to your investment.

Performance

As of the date of this prospectus, the Fund has not yet commenced operations and therefore does not have a performance history. Once available, the Fund’s performance information will be accessible on the Fund’s website at www.volatilityshares.com and will provide some indication of the risks of investing in the Fund.

Management

Investment Adviser

Volatility Shares LLC

Portfolio Managers

The following persons serve as portfolio managers of the Fund.

•	Charles Lowery — Chief Investment Officer, Volatility Shares
•	Anand Desai — Head of Portfolio Management, Volatility Shares
•	Dustin Shidaker — Portfolio Manager, Volatility Shares

Each of the portfolio managers is primarily and jointly responsible for the day-to-day management of the Fund. Each of the Fund’s portfolio managers have served in such capacity since the Fund’s inception.

Purchase and Sale of Shares

The Fund issues and redeems Shares on a continuous basis, at NAV, only in large blocks of shares called “Creation Units.” Individual Shares may only be purchased and sold on the secondary market through a broker-dealer at a market price. Since Shares trade on securities exchanges in the secondary market at their market price rather than their NAV, the Shares may trade at a price greater than (premium) or less than (discount) the Fund’s NAV. An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). Recent information, including the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is available online at www.volatilityshares.com.

Tax Information

The Fund’s distributions will generally be taxable as ordinary income, returns of capital or capital gains. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser and Foreside Fund Services, LLC, the Fund’s distributor (the “Distributor”), may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Los Angeles Kings ETF

Investment Objective

The Los Angeles Kings ETF (the “Fund” or “[__]”) seeks to provide investment results, before fees and expenses, that correspond to the performance of futures contracts on the CME FSPI NHL Los Angeles Kings Index.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell Shares. Investors may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example set forth below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	[___]	%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses(1)	0.00%
Total Annual Fund Operating Expenses	[___]	%
(1)	“Other Expenses” are estimates based on the expenses the Fund expects to incur for the current fiscal year.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels. This example does not include the brokerage commissions that investors may pay to buy and sell Shares.

Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years
$[__]	$[___]

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. Because the Fund is new, portfolio turnover information is unavailable at this time.

Principal Investment Strategies

The Fund is an exchange-traded fund (“ETF”) that seeks to achieve its investment objective primarily through investments in futures contracts on the CME FSPI NHL Los Angeles Kings Index, which is a non-investable index (the “Kings Index”). The Kings Index is designed to systemically measure the cumulative team performance of the Los Angeles Kings only during games played over the regular and post-season. The Kings Index is a transparent, rules-based system using official league statistics, where positive actions add points and negative actions subtract points. The Kings Index is based on fifty-five statistical measures of performance and results of team games (wins, losses and ties) that results in continuous, live statistical values that underpin the value of the Kings Index which is calculated into a trackable and tradable number. The Kings Index is based solely on these statistical factors, and the performance of other professional hockey teams in the National Hockey League® (the “NHL”), or events outside of on-ice performance by the Los Angeles Kings, will not impact the value of the Kings Index.

The Kings Index has an initial standardized base value of 7,500 before the season and moves up or down based on officially reported statistics from each game, including real-time movement during regular season and postseason play. At the conclusion of the postseason, the Kings Index value resets to 7,500.

The Kings Index is maintained and calculated by FutureSports (the “Index Provider”). The Kings Index methodology is designed to align with the International Organization of Securities Commissions (“IOSCO”) Principles for Financial Benchmarks and supported by published governance, oversight and methodology change procedures. The NHL serves as the official data source for the Kings Index but does not participate in index determination or governance.

The Fund obtains exposure to the Kings Index by investments in futures contracts that reference the Kings Index and that trade on an exchange registered with the Commodity Futures Trading Commission (“Kings Index Futures Contracts”), and cash, cash-like instruments or high quality securities that serve as collateral to the Fund’s investments in Kings Index Futures Contracts (“Collateral Investments”).

Under normal circumstances, the Fund will invest at least 80% of the value of its net assets (plus borrowings for investment purposes) in Kings Index-Linked Instruments. For purposes of this policy, “Kings Index-Linked Instruments” means (i) Kings Index Futures Contracts; (ii) shares of other investment companies registered under the Investment Company Act of 1940 (the “1940 Act”) that invest in similar assets to those in which the Fund may invest (“Other Investment Companies”); (iii) exchange traded options on the Kings Index or shares of Other Investment Companies; and (iv) swap agreement transactions that reference Kings Index Futures Contracts, Other Investment Companies, or the Kings Index. Certain Kings Index-Linked Instruments, such as Other Investment Companies or options thereon, are currently unavailable for investment, though are expected to become available in the future.

The Fund expects to gain investment exposure to the Kings Index by investing a portion of its assets in a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”).

The Fund does not invest directly in prediction markets, event contracts or other instruments that provide exposure to individual sporting event or season-long outcomes or to investments that provide exposure to the financial performance of individual sports teams or leagues. Instead, the Fund seeks to benefit from increases in the price of Kings Index Futures Contracts.

The investment adviser to the Fund and the Subsidiary is Volatility Shares LLC (the “Adviser” or “Volatility Shares”). The Adviser oversees the Fund and implements the day-to-day portfolio management responsibilities for the Fund. In serving as investment adviser to the Fund, the Adviser does not conduct conventional investment research or analysis or forecast market movement or trends.

The Fund is classified as a “non-diversified company” under the 1940 Act. The Fund will not concentrate its investments in securities of issuers in any industry or group of industries, as the term “concentrate” is used in the 1940 Act, except that the Fund may invest more than 25% of its total assets in Kings Index-Linked Instruments.

The Los Angeles Kings

The Los Angeles Kings are a professional ice hockey team based in Los Angeles, California, competing in the Pacific Division of the NHL’s Western Conference. During the 2025–2026 season, the Kings finished fourth in the Pacific Division, ranking 20th in standings points, 29th in goals for, 12th in goals against, and 20st in goal differential. The Kings were founded in 1967 by Canadian businessman Jack Kent Cooke. The Kings are currently owned by Philip Anschutz through Anschutz Entertainment Group (AEG). The team has won two Stanley Cup championships, capturing titles in 2012 and 2014. Neither the Fund, the Trust, nor the Adviser is affiliated with the Los Angeles Kings.

Kings Index Futures Contracts

The Fund intends to typically enter into cash-settled Kings Index Futures Contracts as the “buyer,” except as detailed below.

In simplest terms, in a cash-settled futures market the counterparty pays cash to the buyer if the price of a futures contract goes up, and buyer pays cash to the counterparty if the price of the futures contract goes down. In order to maintain its exposure to the Kings Index, the Fund intends to exit its futures contracts as they near expiration and replace them with new futures contracts with a later expiration date. Futures contracts with a longer term to expiration may be priced higher than futures contracts with a shorter term to expiration, a relationship called “contango”. When rolling futures contracts that are in contango the Fund will close its long position by selling the shorter-term contract at a relatively lower price and buying a longer-dated contract at a relatively higher price. The presence of contango will adversely affect the performance of the Fund. Conversely, futures contracts with a longer term to expiration may be priced lower than futures contracts with a shorter term to expiration, a relationship called “backwardation”. When rolling long futures contracts that are in backwardation, the Fund will close its long position by selling the shorter-term contract at a relatively higher price and buying a longer-dated contract at a relatively lower price. The presence of backwardation may positively affect the performance of the Fund. Further, the returns of the Kings Index Futures Contracts may differ from that of the Kings Index due to the divergence in prices or the costs associated with investing in futures contracts, which may negatively impact the Fund’s returns.

The Fund invests in Kings Index Futures Contracts indirectly via the Subsidiary. The Subsidiary and the Fund will have the same investment adviser and investment objective. The Subsidiary will also follow the same general investment policies and restrictions as the Fund. Except as noted herein, for purposes of this Prospectus, references to the Fund’s investment strategies and risks include those of the Subsidiary. The Fund complies with the provisions of the 1940 Act governing investment policies and capital structure and leverage on an aggregate basis with the Subsidiary. Furthermore, the Adviser, as the investment adviser to the Subsidiary, complies with the provisions of the 1940 Act relating to investment advisory contracts as it relates to its advisory agreement with the Subsidiary. The Subsidiary also complies with the provisions of the 1940 Act relating to affiliated transactions and custody. Because the Fund intends to qualify for treatment as a regulated investment company (a “RIC”) under the Internal Revenue Code of 1986 (the “Code”), the size of the Fund’s investment in the Subsidiary will not exceed 25% of the Fund’s total assets at or around each quarter end of the Fund’s fiscal year. In order to qualify as a RIC, the Fund will have to reduce its exposure to its Subsidiary on or around the end of each of the Fund’s fiscal quarter ends. The Fund expects to reduce its exposure to its Subsidiary during these periods by investing in certain other investments as described below. During these periods, the Fund may not achieve its investment objective. At other times of the year, the Fund’s investments in the Subsidiary will significantly exceed 25% of the Fund’s total assets. The Subsidiary’s custodian is U.S. Bank, N.A.

If circumstances occur where market prices for Kings Index Futures Contracts were not readily available, the Fund would fair value its Kings Index Futures Contracts in accordance with its pricing and valuation policy and procedures for fair value determinations. Pursuant to those policies and procedures, the Adviser would consider various factors, such as pricing history; market levels prior to price limits or halts; and supply, demand, and open interest in Kings Index Futures Contracts, among other factors. The Adviser would document its proposed pricing and methodology, detailing the factors that entered into the valuation.

Collateral Investments

The Fund will also invest its assets in Collateral Investments. The Collateral Investments may consist of high-quality securities, which include: (1) U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury; (2) investment companies registered under the 1940 Act that invest in high-quality securities; and/or (3) corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by businesses that are rated investment grade or determined by the Adviser to be of comparable quality. For these purposes, “investment grade” is defined as investments with a rating at the time of purchase in one of the four highest categories of at least one nationally recognized statistical rating organization (e.g., BBB- or higher from S&P Global Ratings or Baa3 or higher from Moody’s Investors Service, Inc.).

The Collateral Investments are designed to provide liquidity, serve as margin, or otherwise collateralize the Subsidiary’s investments in Kings Index-Linked Instruments. The Fund expects that it will primarily invest its assets, and that the Subsidiary will primarily invest its assets, in Collateral Investments that are “securities,” as such term is defined under the 1940 Act.

Other Investments

In order to help the Fund maintain exposure to the Kings Index, maintain its tax status as a RIC on days in and around quarter-end, help the Fund maintain its desired exposure to Kings Index Futures Contracts when it is approaching or has exceeded position limits or accountability levels, or because of liquidity or other constraints, the Fund may invest in the following:

Reverse Repurchase Agreements

The Fund may invest in reverse repurchase agreements which are a form of borrowing in which the Fund sells portfolio securities to financial institutions and agrees to repurchase them at a mutually agreed-upon date and price that is higher than the original sale price, and use the proceeds for investment purchases.

As a result of the Fund repurchasing the securities at a higher price, the Fund will lose money by engaging in reverse repurchase agreement transactions.

As noted above, because the Fund intends to qualify for treatment as a RIC under the Code, the size of the Fund’s investment in the Subsidiary will not exceed 25% of the Fund’s total assets at or around each quarter end of the Fund’s fiscal year (the “Asset Diversification Test”). At other times of the year, the Fund’s investments in the Subsidiary will significantly exceed 25% of the Fund’s total (or gross) assets.

When the Fund seeks to reduce its total assets exposure to the Subsidiary, it may use the short-term Treasury Bills it owns (and purchase additional Treasury Bills as needed) to transact in reverse repurchase agreement transactions, which are ostensibly loans to the Fund. Those loans will increase the gross assets of the Fund, which the Adviser expects will allow the Fund to meet the Asset Diversification Test. When the Fund enters into a reverse repurchase agreement, it will either (i) be consistent with Section 18 of the 1940 Act and maintain asset coverage of at least 300% of the value of the reverse repurchase agreement; or (ii) treat the reverse repurchase agreement transactions as derivative transactions for purposes of Rule 18f-4 under the 1940 Act (“Rule 18f-4”), including as applicable, the value-at-risk based limit on leverage risk.

Other Investment Companies

The Fund may invest in shares of Other Investment Companies, that is, shares of investment companies registered under the 1940 Act that invest in similar assets to those in which the Fund may invest.

Exchange-traded option contracts on shares of Other Investment Companies.

The Fund may invest in exchange-listed option contracts on shares of Other Investment Companies, which invest in similar assets to those in which the Fund may invest. An option is a contract that gives the purchaser of the option, in return for the premium paid, the right to buy shares of an investment company, from the writer of the option (in the case of a call option), or to sell shares of the investment company to the writer of the option (in the case of a put option) at a designated price during the term of the option. The premium paid by the buyer of an option will reflect, among other things, the relationship of the exercise price to the market price and the volatility of the shares of the investment company, the remaining term of the option, supply, demand, interest rates and/or currency exchange rates. The Fund may utilize “American” style options or “European” style options. American style options are exercisable on any date prior to the expiration date of the option contract. In contrast, European style options are exercisable only on the expiration date of the option contract.

Swaps that reference Kings Index Futures Contracts, Other Investment Companies, or the Kings Index.

Swap contracts are transactions entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a swap transaction, the Fund and a counterparty will agree to exchange or “swap” payments based on the change in value of an underlying asset or benchmark. For example, the two parties may agree to exchange the return (or differentials in rates of returns) earned or realized on a particular investment or instrument. In the case of the Fund, the reference asset can be Kings Index Futures Contracts, Other Investment Companies or the Kings Index.

Principal Risks

As with all investments, there are certain risks of investing in the Fund. Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective. An investment in the Fund does not represent a complete investment program. An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, the Adviser or any of their affiliates. You should consider carefully the following risks before investing in the Fund.

Each risk noted below is considered a principal risk of investing in the Fund, regardless of the order in which it appears. The significance of each risk factor below may change over time and you should review each risk factor carefully.

Risks Specific to the Fund’s Investments

Investment Strategy Risk. The Fund, through the Subsidiary, invests primarily in Kings Index Futures Contracts. The Fund does not invest directly in prediction markets, event contracts or other instruments that provide exposure to individual sporting event or season-long outcomes or to investments that provide exposure to the financial performance of individual sports teams or leagues. Instead, the Fund seeks to benefit from increases in the price of Kings Index Futures Contracts. The price of Kings Index Futures Contracts may not be an accurate measure of the Kings Index. Consequently, the Fund may perform differently from the performance of the Kings Index. There can be no guarantee that the performance of Kings Index Futures Contracts will be highly correlated to the performance of the Kings Index. Transaction costs (including the costs associated with futures investing), position limits, the availability of counterparties and other factors may impact the cost and pricing of Kings Index Futures Contracts and decrease the correlation between the performance of Kings Index Futures Contracts and the Kings Index, over short- or long-term periods. In addition, the performance of back-month Kings Index Futures Contracts is likely to differ more significantly from the performance of the Kings Index. To the extent the Fund is invested in back-month Kings Index Futures Contracts, the performance of the Fund should be expected to deviate more significantly from the performance of the Kings Index. Moreover, because the Kings Index is uninvestable, the Fund can only gain exposure through futures contracts and other derivatives, and differences between the prices of those instruments and the levels of the Kings Index may result in the Fund experiencing larger losses or smaller gains than would be implied by changes in the Kings Index alone.

Sports Performance Risk. The Fund’s investment strategy is inherently speculative. The value of Kings Index Futures Contracts is derived from the statistical performance of a single professional sports team as measured by the Kings Index. Successfully investing in Kings Index Futures Contracts requires that the team tracked by the index performs well statistically over the course of a season, an outcome that is inherently uncertain and subject to numerous unpredictable variables, including player health, competitive dynamics, coaching decisions, and random variation in athletic performance. The Kings Index may decline in value, and there can be no assurance that the team tracked by the index will perform at or above the levels implied by the prices of Kings Index Futures Contracts at the time the Fund obtains exposure.

On-Ice Performance and Competitive Results Risk. The Fund’s investment performance is linked to the on-ice statistical performance of a single NHL team during the regular season and, if applicable, the playoffs. The prices of Kings Index Futures Contracts are expected to rise when the team performs well statistically and to fall when the team performs poorly. Competitive results in professional hockey are inherently unpredictable and can be influenced by factors entirely outside the team’s control, including the performance of opposing teams, referee calls, random puck bounces, weather affecting travel, and in-game injuries. A team may enter a season with high expectations based on roster strength, coaching hires, or offseason acquisitions, only to underperform due to chemistry issues, unexpected injuries to key players, player slumps, or tactical mismatches against divisional opponents. The NHL season extends over several months and includes 82 regular season games per team, during which even a strong team may experience prolonged losing streaks that cause material declines in the Kings Index. If the team fails to make the playoffs, the Fund will not benefit from any potential uplift in index value that could accompany postseason success. Conversely, early playoff elimination could cause sharp declines in futures prices if the market had priced in deeper postseason performance. Because the Fund is concentrated in a single NHL team, there is no opportunity to offset poor on-ice performance by gaining exposure to a stronger team or a different sport.

Kings Index Investing Risk. The Fund is indirectly exposed to the risks of the Kings Index through its investments in Kings Index Futures Contracts and other Kings Index-Linked Instruments. The Fund does not invest in the Kings Index, which is an uninvestable index. The performance of the Kings Index will be very different from a portfolio of Kings Index Futures Contracts.

The Kings Index moves up or down based on officially reported statistics from every game, match, or event throughout the regular season and postseason. Positive statistical actions (e.g., goals scored, points earned) add value to the index, while negative actions (e.g., opponent scoring, penalties or setbacks) subtract value. Poor statistical performance by the Los Angeles Kings could have a significant negative impact on the level of the Kings Index and therefore the value of the Fund. In addition, unlike instruments that are based on tradable reference assets, the Kings Index Futures Contracts and Kings Index-Linked Instruments are tied to an index that is not directly investable and, thus, have settlement prices based on the calculation of that index, not the price of a tradable asset.

Concentrated Single-Team Exposure Risk. The Fund’s investment strategy results in concentrated exposure to a single professional sports team’s statistical performance (i.e., the Los Angeles Kings) as measured by an index. Unlike diversified funds that spread risk across multiple asset classes, sectors, or issuers, the Fund’s performance is primarily driven by the statistical output of one team over the course of a season. As a result, the Fund is more susceptible to risks affecting that team, including player injuries, suspensions, trades, retirements, coaching changes, front-office turnover, league sanctions, labor disputes, lockouts, or other events that directly or indirectly influence the team’s on-ice statistical performance. This degree of concentration will likely increase volatility in the Fund’s NAV, heighten the likelihood of significant losses over short periods, and cause the Fund’s returns to diverge substantially from those of more diversified investments. Additionally, because the Fund is concentrated in a single team, it is inherently concentrated in a single professional sports league. This subjects the Fund to league-specific risks, including league-wide labor disputes, broad scandal, changes to the structure or rules of the league, or events that cause the cancellation or suspension of games. The Fund has no ability to rotate exposure into a different team, sport, or league in response to adverse developments affecting the team to which it has exposure.

Insider Trading and Information Asymmetry Risk. Unlike securities markets, which are governed by well-established insider trading prohibitions under the Securities Exchange Act of 1934, the legal framework governing trading on the basis of material, non-public information in the context of commodity futures is less developed. While the CFTC has broad anti-manipulation and anti-fraud authority under the Commodity Exchange Act (“CEA”), specific rules and judicial precedent addressing what constitutes improper trading on non-public information in the context of sports-linked futures remain nascent. Certain individuals may possess material, non-public information that could affect the statistical performance of the Kings Index and, consequently, the prices of Kings Index Futures Contracts. Such individuals may include, without limitation, team coaches, players, trainers, team medical staff, front office personnel, referees, officials, league personnel, or sports data providers. For example, undisclosed injuries to key players or undisclosed lineup changes could materially affect the level of the Kings Index. Such persons could trade Kings Index Futures Contracts or Fund Shares to profit from their informational advantage prior to public disclosure. There is no guarantee that exchanges, the CME, or the CFTC will successfully detect and prevent such trading, and the Fund has no means of preventing such individuals from purchasing or selling Fund Shares. The participation of informed insiders in the market for Kings Index Futures Contracts can create adverse selection for other market participants and distort market prices. Because the Fund is concentrated in a single team, the impact of insider trading on the Fund may be more pronounced than in markets with broader diversification.

League Credibility and Sports Integrity Risk. The Kings Index is calculated based on official league statistics derived from the games of a single professional sports team, and the integrity of those games is fundamental to the reliability of the index. Efforts to interfere with the team’s games, including match-fixing, point-shaving, or referee manipulation, could materially affect the statistical data upon which the Kings Index is based, create significant uncertainty regarding index levels, and cause pronounced price volatility in Kings Index Futures Contracts. Confirmed or suspected game interference may also prompt legislative or regulatory responses, including restrictions on sports-linked financial products or emergency rulemaking by the CFTC, that could restrict the listing or trading of Kings Index Futures Contracts. Even widely publicized allegations of interference, absent actual misconduct, could undermine market confidence in the Kings Index and the futures contracts that reference it.

Gaming and State Regulatory Litigation Risk. Exchanges that list sports-linked financial instruments, including Kings Index Futures Contracts, may be subject to legal challenges brought by state attorneys general, state gaming commissions, and other state-level actors asserting that such instruments constitute regulated gambling or gaming activity under state law, notwithstanding that such contracts are listed on a CFTC-regulated exchange. Such proceedings may assert that the listing of sports-linked contracts violates state gaming statutes, requires state gaming or sports wagering licenses, or constitutes an illegal gambling enterprise. These exchanges, and the CFTC in certain court filings, have asserted that the CEA and the CFTC’s exclusive jurisdiction over CFTC-regulated exchanges preempts state gaming regulations. There is no assurance that federal courts will rule in favor of federal preemption, and resolution may require years of litigation and potentially appellate review. An adverse ruling could result in the suspension or cessation of trading in Kings Index Futures Contracts, material operational restrictions, significant financial penalties, or the effective loss of the ability to list sports-linked futures. Any of these outcomes could materially and adversely affect the Fund’s ability to achieve its investment objective and could result in significant losses.

Platform and Distribution Restriction Risk. Broker-dealers, registered investment adviser platforms, wirehouses, and other financial intermediaries may refuse to list, recommend, or permit purchases of Fund Shares through their platforms due to the Fund’s association with sports performance outcomes and the perception that such products are akin to sports wagering, regardless of the Fund’s legal status as a registered investment company under the 1940 Act. Certain intermediaries may permit only unsolicited purchases, prohibit financial advisers from recommending the Fund, or exclude the Fund from model portfolios entirely. These restrictions could limit the Fund’s accessible investor base, constrain assets under management, reduce secondary market liquidity, widen bid-ask spreads, and increase the likelihood that Fund Shares will trade at significant premiums or discounts to net asset value. Even if an intermediary initially permits distribution, it may subsequently restrict access in response to adverse regulatory developments, reputational concerns, or changes in compliance policies. If a significant number of intermediaries refuse to distribute Fund Shares, the Fund may be unable to achieve sufficient scale, which could increase the Fund’s expense ratio, reduce trading volume, and impair the Fund’s ability to operate effectively.

Novel Market Risk. Kings Index Futures Contracts are a novel asset class with limited trading history. The market may not develop the depth, liquidity, or trading efficiency associated with more established futures markets, and its pricing may be influenced by factors unrelated to fundamental assessments of team performance, including speculative activity, behavioral biases, regulatory headlines, or concentrated participation by a limited number of traders. There is limited historical data on which to base expectations regarding future price behavior, volatility patterns, or the costs associated with maintaining exposure, and traditional risk metrics may not accurately capture the risks of investing in this market. There can be no assurance that the market for Kings Index Futures Contracts will achieve or sustain the level of participation, liquidity, and price discovery necessary for the Fund to effectively pursue its investment objective.

Limited Price Discovery and Market Depth Risk. Because Kings Index Futures Contracts are a newly created instrument class, the market may lack the depth, breadth, and participation necessary for reliable price discovery. Traditional commodity futures markets benefit from decades of participation by commercial hedgers, speculators, and arbitrageurs whose activities contribute to efficient pricing. The market for Kings Index Futures Contracts is expected to have few, if any, natural commercial hedgers, and may be dominated by retail speculators, algorithmic traders, or a small number of institutional participants. This concentrated participation could result in prices that do not accurately reflect fair value, wider bid-ask spreads, and elevated intraday price volatility. In thin markets, even modest order flow from the Fund could move prices against the Fund, increasing transaction costs and reducing returns. There can be no assurance that the market for Kings Index Futures Contracts will develop sufficient liquidity over time, and the Fund may be unable to establish or exit positions at prices the Fund considers favorable.

Seasonality and Offseason Risk. The Kings Index resets to a standardized base value prior to the start of each sports season and has a defined life cycle that ends following the postseason. Because the Fund tracks a single team in a single sport, the Fund is tied to that sport’s competitive calendar and has no ability to diversify across sports or rotate into a sport that is in-season when the team’s sport is not. During the playing season, the Kings Index moves in real-time based on officially reported game statistics, and the prices of Kings Index Futures Contracts are expected to reflect both the current index level and market expectations regarding future team performance. During the offseason, however, the Kings Index will not move because no games are being played, and the Fund’s exposure to Kings Index Futures Contracts will behave differently than during the playing season. The Fund anticipates maintaining exposure to Kings Index Futures Contracts during the offseason. Although the underlying index will be static during this period, the prices of Kings Index Futures Contracts may still fluctuate based on market expectations regarding the team’s prospects for the upcoming season, including coaching changes, player trades, draft picks, free agent signings, injury recovery timelines, training camp developments, and other factors that affect the market’s assessment of the team’s likely statistical performance. However, because the index itself is not moving during the offseason, the magnitude of futures price movements may be reduced relative to the playing season, and the relationship between futures prices and the underlying index level may be less predictable. There can be no assurance that the Fund’s offseason futures holdings will appreciate in value, and the Fund may experience losses during the offseason if market sentiment regarding the team’s upcoming season deteriorates. In addition, there can be no assurance that Kings Index Futures Contracts will be available in sufficient volume or at favorable pricing during the offseason or at the start of a new season.

League Discontinuation, Lockout, or Strike Risk. The Fund’s ability to invest in Kings Index Futures Contracts depends on the continued operation of the NHL and the playing of scheduled games. Labor disputes between the NHL and its players’ union could result in a lockout or strike that suspends or cancels all or a significant portion of a season. The NHL has previously experienced work stoppages, including a full-season cancellation in 2004-2005. During any such period, no games would be played, the Kings Index would not generate data, and trading in Kings Index Futures Contracts could be suspended or severely impaired. The Fund would be unable to pursue its investment strategy during such a period, may be forced to liquidate positions at disadvantageous prices, and could experience substantial losses. Even after a labor dispute is resolved, the shortened or restructured season could materially change the statistical patterns underlying the index methodology. In addition, force majeure events such as a pandemic, natural disaster, or other circumstances beyond the control of the league could cause widespread game cancellations or delays. There can be no assurance that the league will not experience a work stoppage or other extended interruption during the Fund’s investment period, or that the Fund will be able to recover any losses incurred as a result of such events.

Index Provider and Data Dependency Risk. The Kings Index is maintained and calculated by a single Index Provider, FutureSports. If the Index Provider were to experience operational failures, cease operations, lose its data feed from the applicable sports league, experience a cybersecurity breach, or otherwise become unable to calculate the Kings Index, Kings Index Futures Contracts may have no reliable reference value, which could materially and adversely affect the value of the Fund. In addition, the Kings Index is calculated solely on the basis of officially reported statistics from a single sports league. The league serves as the data source but does not participate in index determination or governance. If the league were to report incorrect statistics, issue post-game corrections, change how it reports or categorizes statistics, delay reporting, or discontinue the provision of data to the Index Provider, the settlement prices of Kings Index Futures Contracts could be based on erroneous or incomplete data. Furthermore, the Index Provider controls the methodology by which official statistics are translated into index points. If the Index Provider amends or discontinues its methodology, the behavior of the Kings Index could change materially and the futures market may not immediately price in such changes. The Kings Index is calculated in real-time while games are being played, which introduces latency, data-feed, and computational risks that differ from those associated with traditional financial indexes.

Trading Hours and Sporting Event Timing Risk. NHL games may occur during evening hours, on weekends, and on holidays when the Exchange is closed and when the market for Kings Index Futures Contracts may have limited or no trading activity. Because the Kings Index moves in real-time while games are being played, material index movements may occur during periods when investors are unable to buy or sell Shares or when Kings Index Futures Contracts are not actively trading. As a result, the opening price of Shares and the prices of Kings Index Futures Contracts on the next trading session may differ significantly from the prior session’s closing prices, potentially resulting in large gaps at the open. Shareholders may not be able to sell their Shares until after such a gap has been fully realized, resulting in an inability to mitigate losses in a declining market.

Futures Contracts Risk. Risks of futures contracts include: (i) an imperfect correlation between the value of the futures contract and the underlying asset; (ii) possible lack of a liquid secondary market; (iii) the inability to close a futures contract when desired; (iv) losses caused by unanticipated market movements, which may be unlimited; (v) an obligation for the Fund to make daily cash payments to maintain its required margin, particularly at times when the Fund may have insufficient cash; and (vi) unfavorable execution prices from rapid selling. Unlike equities, which typically entitle the holder to a continuing stake in a corporation, futures contracts normally specify a certain date for settlement in cash based on the reference asset. As the futures contracts approach expiration, they may be replaced by similar contracts that have a later expiration. This process is referred to as “rolling.” If the market for these contracts is in “contango,” meaning that the prices of futures contracts in the nearer months are lower than the price of contracts in the distant months, the sale of the near-term month contract would be at a lower price than the longer-term contract, resulting in a cost to “roll” the futures contract. The actual realization of a potential roll cost will be dependent upon the difference in price of the near and distant contract. Because the margin requirement for futures contracts is less than the value of the assets underlying the futures contract, futures trading involves a degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 40% of the value of the futures contract is deposited as margin, a subsequent 20% decrease in the value of the futures contract would result in a loss of half of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A decrease in excess of 40% would result in a loss exceeding the original margin deposit, if the futures contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount initially invested in the futures contract. However, the Fund would presumably have sustained comparable losses if, instead of investing in the futures contract, it had invested in the underlying financial instrument and sold it after the decline. Further, if the market for Kings Index Futures Contracts is in a period of contango, if the performance of the Kings Index and the price of Kings Index Futures Contracts were to decline, the Fund would experience the negative impact of contango. The impact of backwardation or contango may lead to the returns of the Fund to vary significantly from the total return of other price references. Additionally, in the event of a prolonged period of contango, and absent the impact of rising or falling pricing in the Kings Index, this could have a significant negative impact on the Fund’s NAV and total return.

Position Limits and Price Limits

The CFTC and various exchanges on which Kings Index Futures Contracts trade have established position limits and price limits for Kings Index Futures Contracts. Position limit regulation and price limit regulation serve distinct purposes and are regulated differently.

Position limits are designed to prevent excessive speculation that could cause sudden or unreasonable fluctuations in the price of a commodity. They limit the maximum number of contracts a person or entity can hold in a particular commodity.

Price limits are mechanisms to maintain orderly markets by restricting the price range within which futures contracts can trade during a trading session. They prevent extreme price movements that could disrupt market stability. Price limits are typically set as a percentage of the previous day's settlement price. When price limits are hit, trading may be halted or expanded depending on the product and regulatory rules. Unlike position limits, price limits do not restrict the number of contracts a trader can hold but rather the price at which those contracts can be traded. When a price limit is hit, the market for Kings Index Futures Contracts may temporarily halt until price limits can be expanded or trading may be stopped for the day.

If the Fund is unable to buy or sell Kings Index Futures Contracts as a result of position limits being hit or price limits that result in a halted or closed market—or for other reasons including limited liquidity in the market for Kings Index Futures Contracts, a disruption to the market for Kings Index Futures Contracts, or as a result of margin requirements, accountability levels, or other limitations imposed by the Fund’s futures commission merchants (“FCMs”), the listing exchanges, or the CFTC—the Adviser would take such action as it believes appropriate and in the best interest of the Fund in consideration of the facts and circumstances at such time, including: (i) investing in Kings Index-Linked Instruments that are not Kings Index Futures Contracts; (ii) requiring that authorized participants purchase and redeem in large blocks of shares called “Creation Units” through an exchange for related position (EFRP) method rather than in cash; (iii) applying increased authorized participant variable transaction fees for purchases or redemptions of Creation Units made in cash; or (iv) de-levering the Fund, relative to its investment objective, by an amount reflecting prevailing price limits. In addition, the Fund generally may suspend the issuance of Creation Units only for a limited time and only due to extraordinary circumstances, such as when the markets on which the ETF’s portfolio holdings are traded are closed for a limited period of time; that is to say, when the Fund is unable to increase its exposure to underlying assets.

Cost of Futures Investment Risk. When a Kings Index Futures Contract is nearing expiration, the Fund will generally sell it and use the proceeds to buy a Kings Index Futures Contract with a later expiration date. This is commonly referred to as “rolling”.

If the Fund rolls Kings Index Futures Contracts that are in contango, the Fund would sell a lower priced, expiring contract and purchase a higher priced, longer-dated contract. The price difference between the expiring contract and longer-dated contract associated with rolling Kings Index Futures Contracts is typically substantially higher than the price difference associated with rolling other futures contracts. Contango in the market for Kings Index Futures Contracts may have a significant adverse impact on the performance of the Fund and may cause Kings Index Futures Contracts and the Fund to underperform the Kings Index. Both contango and backwardation would reduce the Fund’s correlation to the Kings Index and may limit or prevent the Fund from achieving its investment objective. The impact of both contango and backwardation may also be greater to the extent the Fund invests in back-month Kings Index Futures Contracts.

Investment Capacity Risk. If the Fund’s ability to obtain exposure to Kings Index Futures Contracts consistent with its investment objective is disrupted for any reason, including but not limited to, limited liquidity in the market for Kings Index Futures Contracts, a disruption to the market for Kings Index Futures Contracts, or as a result of margin requirements or position limits imposed by the Fund’s FCMs, the CME, or the CFTC, and the Fund could not otherwise meet its investment objective through the use of other investments discussed above, the Fund would not be able to achieve its investment objective and may experience significant losses.

Liquidity Risk. The market for the Kings Index Futures Contracts may be subject to periods of illiquidity. During such times it may be difficult or impossible to buy or sell a position at the desired price. Market disruptions or volatility can also make it difficult to find a counterparty willing to transact at a reasonable price and sufficient size. Illiquid markets may cause losses, which could be significant. Large positions also increase the risk of illiquidity, which may make the Fund’s positions more difficult to liquidate, and increase the losses incurred while trying to do so.

Derivatives Risk. In addition to Kings Index Futures Contracts, the Fund may obtain exposure through the following other derivatives: (1) exchange traded options on Other Investment Companies and/or (2) swap agreement transactions that reference Kings Index Futures Contracts, Other Investment Companies, or the Kings Index.

Investing in derivatives may be considered aggressive and may expose the Fund to risks different from, or possibly greater than, the risks associated with investing directly in the reference asset(s) underlying the derivative (e.g., the securities or commodities contained in the Fund). The use of derivatives may result in larger losses or smaller gains than directly investing in securities or commodities. The risks of using derivatives include: (1) the risk that there may be imperfect correlation between the price of the financial instruments and movements in the prices of the reference asset(s); (2) the risk that an instrument is mispriced; (3) credit or counterparty risk on the amount a Fund expects to receive from a counterparty; (4) the risk that securities prices, interest rates and currency markets will move adversely and a Fund will incur significant losses; (5) the risk that the cost of holding a financial instrument might exceed its total return; and (6) the possible absence of a liquid secondary market for a particular instrument and possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to adjust a Fund’s position in a particular instrument when desired. Each of these factors may prevent a Fund from achieving its investment objective and may increase the volatility (i.e., fluctuations) of the Fund’s returns. Because derivatives often require limited initial investment, the use of derivatives also may expose a Fund to losses in excess of those amounts initially invested.

The performance of any Kings Index-Linked Instrument may not track the performance of its underlying benchmark due to embedded costs and other factors. Thus, to the extent the Fund invests in swaps that use a Kings Index-Linked Instrument as the reference asset, the Fund may be subject to greater correlation risk and may not achieve as high a degree of correlation with its investment objective than if the Fund only used Kings Index Futures Contracts.

Swap Agreements Risk. The Fund may enter into cash-settled swaps and other derivatives to gain exposure to an underlying asset without actually purchasing such asset. Swaps are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on a particular pre-determined interest rate, commodity, security, indexes, or other assets or measurable indicators. The primary risks associated with the use of swaps are mispricing or improper valuation, imperfect correlation between movements in the notional amount and the price of the underlying investments, and the failure of a counterparty to perform. If a counterparty’s creditworthiness for an over-the-counter swap declines, the value of the swap would likely decline. Moreover, there is no guarantee that the Fund could eliminate its exposure under an outstanding swap by entering into an offsetting swap with the same or another party. In addition, the Fund may use a combination of swaps on an underlying index.

Options Risk. The Fund may purchase exchange-traded options that reference shares of Other Investment Companies. Transactions in options generally require less capital than equivalent stock transactions. They may return smaller dollar figures but a potentially greater percentage of the investment than equivalent stock transactions. The potential profit is limited to the premium received for the contract. The potential loss can be unlimited. While leverage means the percentage returns can be significant, the amount of cash required is smaller than equivalent stock transactions. It is possible to lose the entire principal invested, and sometimes more. As an options holder, a Fund risks the entire amount of the premium it pays. But as an options writer, it takes on a much higher level of risk. For example, if the Fund writes an uncovered call, it faces unlimited potential loss, since there is no cap on how high a stock price can rise. When buying options, a Fund risks losing the premium paid, plus commissions and fees.

Reverse Repurchase Agreements Risk. The Fund may invest in reverse repurchase agreements. Reverse repurchase agreements are transactions in which the Fund sells portfolio securities to financial institutions such as banks and broker-dealers, and agrees to repurchase them at a mutually agreed-upon date and price which is higher than the original sale price. Reverse repurchase agreements are a form of leverage and the use of reverse repurchase agreements by the Fund may increase the Fund’s volatility. The Fund incurs costs, including interest expenses, in connection with the opening and closing of reverse repurchase agreements that will be borne by the shareholders.

Reverse repurchase agreements are also subject to the risk that the other party to the reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Fund. In situations where the Fund is required to post collateral with a counterparty, the counterparty may fail to segregate the collateral or may commingle the collateral with the counterparty’s own assets. As a result, in the event of the counterparty’s bankruptcy or insolvency, the Fund’s collateral may be subject to the conflicting claims of the counterparty’s creditors, and the Fund may be exposed to the risk of a court treating the Fund as a general unsecured creditor of the counterparty, rather than as the owner of the collateral. There can be no assurance that a counterparty will not default and that the Fund will not sustain a loss on a transaction as a result.

Reverse repurchase agreements also involve the risk that the market value of the securities sold by the Fund may decline below the price at which it is obligated to repurchase the securities. In addition, when the Fund invests the proceeds it receives in a reverse repurchase transaction, there is a risk that those investments may decline in value. In this circumstance, the Fund could be required to sell other investments in order to meet its obligations to repurchase the securities.

Risks Related to Investing in Other Investment Companies. The Fund may invest in long or short positions in Other Investment Companies (i.e., investment companies registered under the 1940 Act that invest in similar assets to those in which the Fund may invest). Investing in Other Investment Companies may involve duplication of advisory or management fees and certain other expenses. By investing in Other Investment Companies, the Fund becomes a shareholder of that Other Investment Company. As a result, Fund shareholders indirectly bear the Fund’s proportionate share of the fees and expenses paid by shareholders of the Other Investment Company, in addition to the fees and expenses Fund shareholders bear in connection with the Fund’s own operations. As a shareholder, the Fund must rely on the Other Investment Company to achieve its investment objective. The Fund’s performance may be magnified positively or negatively by virtue of its investment in the Other Investment Company. If the Other Investment Company fails to achieve its investment objective, the value of the Fund’s investment could decline, thus affecting the Fund’s performance. In addition, because certain Other Investment Company shares are listed on national stock exchanges and are traded like stocks on an exchange, their shares potentially may trade at a discount or a premium. Investments in such shares may be subject to brokerage and other trading costs, which could result in greater expenses to the Fund. Finally, because the value of certain Other Investment Company shares may depend on the demand in the market, the Adviser may not be able to liquidate the Fund’s holdings in those shares at the most optimal time, adversely affecting the Fund’s performance.

Collateral Investments Risk. The Fund’s use of Collateral Investments may include obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities, including bills, notes and bonds issued by the U.S. Treasury, investment companies registered under the 1940 Act that invest in high-quality securities and corporate debt securities, such as commercial paper.

Some securities issued or guaranteed by federal agencies and U.S. Government-sponsored instrumentalities may not be backed by the full faith and credit of the United States, in which case the investor must look principally to the agency or instrumentality issuing or guaranteeing the security for ultimate repayment, and may not be able to assert a claim against the United States itself in the event that the agency or instrumentality does not meet its commitment. The U.S. Government, its agencies and instrumentalities do not guarantee the market value of their securities, and consequently, the value of such securities may fluctuate. Although the Fund may hold securities that carry U.S. Government guarantees, these guarantees do not extend to the Shares.

Investment companies that invest in high-quality securities are subject to management fees and other expenses. Therefore, investments in these funds will cause the Fund to bear indirectly a proportional share of the fees and costs of the funds in which it invests. At the same time, the Fund will continue to pay its own management fees and expenses with respect to all of its assets, including any portion invested in the shares of such fund. It is possible to lose money by investing in investment companies that invest in high-quality securities.

Corporate debt securities such as commercial paper generally are short-term unsecured promissory notes issued by businesses. Corporate debt may carry variable or floating rates of interest. Corporate debt securities carry both credit risk and interest rate risk. Credit risk is the risk that the Fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it is due.

Asset Concentration Risk. Since the Fund may take concentrated positions in Kings Index Futures Contracts, the Fund’s performance may be hurt disproportionately and significantly by the poor performance of those positions to which it has significant exposure. Asset concentration makes the Fund more susceptible to any single occurrence affecting the underlying positions and may subject the Fund to greater market risk than more diversified funds.

Counterparty Risk. The Fund will be subject to credit risk (i.e., the risk that a counterparty is unwilling or unable to make timely payments or otherwise meet its contractual obligations) with respect to the amount the Fund expects to receive from counterparties to: Kings Index Futures Contracts; reverse repurchase agreements; swaps on Kings Index Futures Contracts, Other Investment Companies, or the Kings Index.

The Fund may be negatively impacted if a counterparty becomes bankrupt or otherwise fails to perform its obligations under such an agreement. The Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding and the Fund may obtain only limited recovery or may obtain no recovery in such circumstances. In order to attempt to mitigate potential counterparty credit risk, the Fund typically enters into transactions with major financial institutions.

The counterparty to an exchange-traded futures contract is subject to the credit risk of the clearing house and the FCM through which it holds its position. Specifically, the FCM or the clearing house could fail to perform its obligations, causing significant losses to the Fund. For example, the Fund could lose margin payments it has deposited with an FCM as well as any gains owed but not paid to the Fund, if the FCM or clearing house becomes insolvent or otherwise fails to perform its obligations. Credit risk of market participants with respect to derivatives that are centrally cleared is concentrated in a few clearing houses and it is not clear how an insolvency proceeding of a clearing house would be conducted and what impact an insolvency of a clearing house would have on the financial system. Under current CFTC regulations, a FCM maintains customers’ assets in a bulk segregated account. If a FCM fails to do so, or is unable to satisfy a substantial deficit in a customer account, its other customers may be subject to risk of loss of their funds in the event of that FCM’s bankruptcy. In that event, in the case of futures, the FCM’s customers are entitled to recover, even in respect of property specifically traceable to them, only a proportional share of all property available for distribution to all of that FCM’s customers. In addition, if the FCM does not comply with the applicable regulations, or in the event of a fraud or misappropriation of customer assets by the FCM, the Fund could have only an unsecured creditor claim in an insolvency of the FCM with respect to the margin held by the FCM. FCMs are also required to transfer to the clearing house the amount of margin required by the clearing house, which amount is generally held in an omnibus account at the clearing house for all customers of the FCM. In addition, the Fund may enter into futures contracts and repurchase agreements with a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. The Fund does not specifically limit its counterparty risk with respect to any single counterparty.

Further, there is a risk that no suitable counterparties are willing to enter into reverse repurchase agreements with the Fund, or continue to enter into, reverse repurchase agreement transactions with the Fund and, as a result, the Fund may not be able to achieve its investment objective. There is also the risk that the Fund may not be able to engage in reverse repurchase agreement transactions because suitable counterparties refuse to enter into transactions with the Fund. Contractual provisions and applicable law may prevent or delay the Fund from exercising its rights to terminate an investment or transaction with a financial institution experiencing financial difficulties, or to realize on collateral, and another institution may be substituted for that financial institution without the consent of the Fund. If the credit rating of a counterparty to a futures contract and/or repurchase agreement declines, the Fund may nonetheless choose or be required to keep existing transactions in place with the counterparty, in which event the Fund would be subject to any increased credit risk associated with those transactions. Also, in the event of a counterparty’s (or its affiliate’s) insolvency, the possibility exists that the Fund’s ability to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral, could be stayed or eliminated under special resolution regimes adopted in the United States, the European Union and various other jurisdictions. Such regimes provide government authorities with broad authority to intervene when a financial institution is experiencing financial difficulty. In particular, the regulatory authorities could reduce, eliminate, or convert to equity the liabilities to the Fund of a counterparty who is subject to such proceedings in the European Union (sometimes referred to as a “bail in”).

Credit Risk. An issuer or other obligated party of a debt security may be unable or unwilling to make dividend, interest and/or principal payments when due. In addition, the value of a debt security may decline because of concerns about the issuer’s ability or unwillingness to make such payments.

Debt Securities Risk. Investments in debt securities subject the holder to the credit risk of the issuer. Credit risk refers to the possibility that the issuer or other obligor of a security will not be able or willing to make payments of interest and principal when due. Generally, the value of debt securities will change inversely with changes in interest rates. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. During periods of falling interest rates, the income received by the Fund may decline. If the principal on a debt security is prepaid before expected, the prepayments of principal may have to be reinvested in obligations paying interest at lower rates. Debt securities generally do not trade on a securities exchange making them generally less liquid and more difficult to value than common stock.

Interest Rate Risk. Interest rate risk is the risk that the value of the debt securities in the Fund’s portfolio will decline because of rising market interest rates. Interest rate risk is generally lower for shorter term debt securities and higher for longer-term debt securities. Duration is a reasonably accurate measure of a debt security’s price sensitivity to changes in interest rates and a common measure of interest rate risk. Duration measures a debt security’s expected life on a present value basis, taking into account the debt security’s yield, interest payments and final maturity. In general, duration represents the expected percentage change in the value of a security for an immediate 1% change in interest rates. For example, the price of a debt security with a three-year duration would be expected to drop by approximately 3% in response to a 1% increase in interest rates. Therefore, prices of debt securities with shorter durations tend to be less sensitive to interest rate changes than debt securities with longer durations. As the value of a debt security changes over time, so will its duration.

Clearing Broker Risk. The Fund’s investments in exchange-traded futures contracts expose it to the risks of a clearing broker (or a FCM). Under current regulations, a clearing broker or FCM maintains customers’ assets in a bulk segregated account. There is a risk that Fund assets deposited with the clearing broker to serve as margin may be used to satisfy the broker’s own obligations or the losses of the broker’s other clients. In the event of default, the Fund could experience lengthy delays in recovering some or all of its assets and may not see any recovery at all. Furthermore, the Fund is subject to the risk that no FCM is willing or able to clear the Fund’s transactions or maintain the Fund’s assets. If the Fund’s FCMs are unable or unwilling to clear the Fund’s transactions, or if the FCM refuses to maintain the Fund’s assets, the Fund will be unable to have its orders for Kings Index Futures Contracts fulfilled or assets custodied. In such a circumstance, the performance of the Fund will likely deviate from the performance of changes in the Kings Index and may result in the proportion of Kings Index Futures Contracts in the Fund’s portfolio relative to the total assets of the Fund to decrease.

Non-Diversification Risk. The Fund is classified as a “non-diversified company” under the 1940 Act. As a result, the Fund is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by the diversification requirements imposed by the Code. The Fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly invested in certain issuers.

Risks Related to the Management of the Fund

Active Management Risk. The Fund is actively managed, and its performance reflects investment decisions that the Adviser makes for the Fund. Such judgments about the Fund’s investments may prove to be incorrect. If the investments selected and the strategies employed by the Fund fail to produce the intended results, the Fund could underperform as compared to other funds with similar investment objectives and/or strategies, or could have negative returns.

Frequent Trading Risk. The Fund regularly purchases and subsequently sells (i.e., “rolls”) individual futures contracts throughout the year so as to maintain a fully invested position. As the contracts near their expiration dates, the Fund rolls them over into new contracts. This frequent trading of contracts may increase the amount of commissions or mark-ups to broker-dealers that the Fund pays when it buys and sells contracts, which may detract from the Fund’s performance. High portfolio turnover may result in the Fund paying higher levels of transaction costs and may generate greater tax liabilities for shareholders. Frequent trading risk may cause the Fund’s performance to be less than expected.

Rebalancing Risk. If for any reason the Fund is unable to rebalance all or a portion of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund may be over- or under-exposed to the returns of the Kings Index. Additionally, because the market for Kings Index Futures Contracts is nascent and may be thinly traded, the Fund’s own trading activity, including purchases, sales, and rolling of contracts, could materially influence the prices of Kings Index Futures Contracts. If the Fund represents a significant portion of the open interest or trading volume, its activity could move prices against it, resulting in higher costs and reduced returns. If other market participants anticipate the Fund’s trading patterns, they may engage in front-running or other anticipatory trading strategies that further increase the Fund’s transaction costs. The trading activity associated with such transactions will contribute to the existing trading volume on the underlying futures contracts and may adversely affect the market price of such underlying futures contracts.

Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or systems failures. The Fund and the Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

Valuation Risk. The Fund or the Subsidiary may hold securities or other assets that may be valued on the basis of factors other than market quotations. This may occur because the asset or security does not trade on a centralized exchange, or in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” assets or securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, there is no assurance that the Fund or the Subsidiary could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund or the Subsidiary would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund or the Subsidiary at that time. The Fund’s ability to value investments may be impacted by technological issues or errors by pricing services or other third-party service providers.

New Fund Risk. As of the date of this prospectus, the Fund has no operating history and currently has fewer assets than larger funds. Like other new funds, large inflows and outflows may impact the Fund’s market exposure for limited periods of time. This impact may be positive or negative, depending on the direction of market movement during the period effected.

Risks Related to Trading of Shares

Trading Issues Risk. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. The Fund may have difficulty maintaining its listing on the Exchange in the event the Fund’s assets are small, the Fund does not have enough shareholders, or if the Fund is unable to proceed with creation and/or redemption orders.

Authorized Participant Concentration Risk. Only an “authorized participant” or “AP” (i.e., broker-dealers and large institutional investors that have entered into participation agreement with the Fund) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that act as APs on an agency basis (i.e. on behalf of other market participants). To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem, in either of these cases, Shares may trade at a discount to the Fund’s net asset value and possibly face delisting.

Market Maker Risk. If the Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of Shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s net asset value and the price at which the Shares are trading on the Exchange, which could result in a decrease in value of the Shares. In addition, decisions by market makers or APs to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Shares trading at a discount to net asset value and also in greater than normal intra-day bid-ask spreads for Shares.

Premium/Discount Risk. The market price of the Fund’s Shares will generally fluctuate in accordance with changes in the Fund’s net asset value as well as the relative supply of and demand for Shares on the Exchange. The Fund’s market price may deviate from the value of the Fund’s underlying portfolio holdings, particularly in time of market stress, with the result that investors may pay more or receive less than the underlying value of the Shares bought or sold. The Adviser cannot predict whether Shares will trade below, at, or above their net asset value because the Shares trade on the Exchange at market prices and not at net asset value. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related, but not identical, to the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. However, given that Shares can only be purchased and redeemed in Creation Units, and only to and from broker-dealers and large institutional investors that have entered into participation agreements (unlike shares of closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset value), the Adviser believes that large discounts or premiums to the net asset value of Shares should not be sustained. In addition, because the Fund provides exposure to the statistical performance of a single professional sports team, demand for Shares may be influenced by fan loyalty, emotional attachment, and team-related sentiment rather than by rational assessments of the Fund’s expected risk-adjusted returns. These demand patterns could increase intraday volatility in Fund Shares, widen bid-ask spreads, and result in investors purchasing or selling Shares at prices that do not reflect the Fund’s underlying NAV. During stressed market conditions, the market for the Fund’s Shares may become less liquid in response to deteriorating liquidity in the market for the Fund’s underlying portfolio holdings, which could in turn lead to differences between the market price of the Fund’s Shares and their net asset value. This can be reflected as a spread between the bid and ask prices for the Fund quoted during the day or a premium or discount in the closing price from the Fund’s NAV.

Active Market Risk. Although the Shares are listed for trading on the Exchange, there can be no assurance that an active trading market for the Shares will develop or be maintained. Shares trade on the Exchange at market prices that may be below, at or above the Fund’s net asset value. Securities, including the Shares, are subject to market fluctuations and liquidity constraints that may be caused by such factors as economic, political, or regulatory developments, changes in interest rates, and/or perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments.

Cash Transaction Risk. Most ETFs generally make in-kind redemptions to avoid being taxed at the fund level on gains on the distributed portfolio securities. However, unlike most ETFs, the Fund currently intends to effect some or all redemptions for cash, rather than in-kind, because of the nature of the Fund’s investments. The Fund may be required to sell portfolio securities to obtain the cash needed to distribute redemption proceeds, which involves transaction costs that the Fund may not have incurred had it effected redemptions entirely in kind. These costs may include brokerage costs and/or taxable gains or losses, which may be imposed on the Fund and decrease the Fund’s NAV to the extent such costs are not offset by a transaction fee payable to an AP. If the Fund recognizes gain on these sales, this generally will cause the Fund to recognize gain it might not otherwise have recognized if it were to distribute portfolio securities in-kind, or to recognize such gain sooner than would otherwise be required. This may decrease the tax efficiency of the Fund compared to ETFs that utilize an in-kind redemption process, and there may be a substantial difference in the after-tax rate of return between the Fund and other ETFs.

Risks Related to Regulation, External Factors, and Federal Income Tax Consequences

Tax Risk. The Fund intends to elect and to qualify each year to be treated as a RIC under Subchapter M of the Code. As a RIC, the Fund will not be subject to U.S. federal income tax on the portion of its net investment income and net capital gain that it distributes to shareholders, provided that it satisfies certain requirements of the Code. If the Fund does not qualify as a RIC for any taxable year and certain relief provisions are not available, the Fund’s taxable income will be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed. Additionally, buying securities shortly before the record date for a taxable dividend or capital gain distribution is commonly known as “buying the dividend.” In the event a shareholder purchases Shares shortly before such a distribution, the entire distribution may be taxable to the shareholder even though a portion of the distribution effectively represents a return of the purchase price. To comply with the asset diversification test applicable to a RIC, the Fund will limit its investments in the Subsidiary to 25% of the Fund’s total assets at the end of each tax quarter. The investment strategy of the Fund will cause the Fund to hold substantially more than 25% of the Fund’s total assets in investments in the Subsidiary the majority of the time. The Fund intends to manage the exposure to the Subsidiary so that the Fund’s investments in the Subsidiary do not exceed 25% of the total assets at the end of any tax quarter. If the Fund’s investments in the Subsidiary were to exceed 25% of the Fund’s total assets at the end of a tax quarter, the Fund, generally, has a grace period to cure such lack of compliance. If the Fund fails to timely cure, it may no longer be eligible to be treated as a RIC.

Because Kings Index Futures Contracts produce non-qualifying income for purposes of qualifying as a RIC, the Fund makes its investments in Kings Index Futures Contracts through the Subsidiary. The Fund intends to treat any income it may derive from the futures contracts received by the Subsidiary as “qualifying income” under the provisions of the Code applicable to RICs. The IRS has issued PLRs provided to third parties not associated with the Fund or its affiliates (which only those parties may rely on as precedent) concluding that similar arrangements resulted in qualifying income. Many of such PLRs have now been revoked by the IRS. In March of 2019, the Internal Revenue Service published Regulations that concluded that income from a corporation similar to the Subsidiary would be qualifying income, if the income is related to the Fund’s business of investing in stocks or securities. Although the Regulations do not require distributions from the Subsidiary, the Fund intends to cause the Subsidiary to make distributions that would allow the Fund to make timely distributions to its shareholders. The Fund generally will be required to include in its own taxable income the income of the Subsidiary for a tax year, regardless of whether the Fund receives a distribution of the Subsidiary’s income in that tax year, and this income would nevertheless be subject to the distribution requirement for qualification as a RIC and would be taken into account for purposes of the 4% excise tax.

If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions.

Subsidiary Regulatory Investment Risk. Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary are organized, respectively, could result in the inability of the Fund to operate as intended and could negatively affect the Fund and its shareholders. The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. However, as the Subsidiary is wholly-owned by the Fund, and the investors of the Fund will have the investor protections of the 1940 Act, the Fund as a whole—including the Subsidiary—will provide investors with 1940 Act protections.

Commodity Regulatory Risk. The Fund’s use of commodity futures subject to regulation by the CFTC has caused the Fund to be classified as a “commodity pool” and this designation requires that the Fund comply with CFTC rules, which may impose additional regulatory requirements and compliance obligations. The Fund’s investment decisions may need to be modified, and commodity contract positions held by the Fund may have to be liquidated at disadvantageous times or prices, to avoid exceeding any applicable position limits established by the CFTC, potentially subjecting the Fund to substantial losses. The regulation of commodity transactions in the United States is subject to ongoing modification by government, self-regulatory and judicial action. The effect of any future regulatory change with respect to any aspect of the Fund is impossible to predict, but could be substantial and adverse to the Fund.

Regulatory Risk. The regulatory framework governing sports-linked financial instruments is evolving and subject to significant uncertainty. Kings Index Futures Contracts are a novel instrument class for which there is limited regulatory precedent. The CFTC has broad discretionary authority to determine whether particular contracts are consistent with the public interest, including authority to disapprove or direct an exchange to delist contracts that the CFTC determines involve gaming, are unlawful, or otherwise run contrary to the purposes of the CEA. The CFTC has recently proposed amendments to its rules concerning event contracts, commonly referred to as prediction markets, to specify which contracts may be determined contrary to the public interest and therefore may not be listed for trading or accepted for clearing on or through a CFTC-regulated entity. The CFTC or the listing exchange could, at any time and without advance notice, impose new conditions, margin or position-limit requirements, reporting obligations, trading halts, settlement adjustments, or delisting actions. Any such changes could, among other things; (i) impair the Fund’s ability to establish, maintain, or close positions; (ii) require the Fund to liquidate positions at disadvantageous prices; (iii) alter the economic characteristics on which the Fund relies; or (iv) render the Fund’s principal investment strategy impractical. In addition, future legislative, judicial, or administrative developments could retroactively affect the permissibility, settlement mechanics, or availability of Kings Index Futures Contracts. These developments may occur abruptly and may not provide mechanisms for investor recourse or for the orderly unwind of positions. There can be no assurance that the regulatory environment for sports-linked financial instruments will remain stable or favorable.

Cyber Security Risk. The Fund is susceptible to operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding, but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the Fund’s third-party service providers, such as its administrator, transfer agent, or custodian, as applicable, or issuers in which the Fund invests, can also subject the Fund to many of the same risks associated with direct cyber security breaches. While the Fund has established business continuity plans and risk management systems designed to reduce the risks associated with cyber security, there are inherent limitations in such plans and systems. Additionally, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third-party service providers.

Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, Kings, tsunamis and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics (for example, the novel coronavirus COVID-19), have been and can be highly disruptive to economies and markets and have recently led, and may continue to lead, to increased market volatility and significant market losses. Such natural disaster and health crises could exacerbate political, social, and economic risks, and result in significant breakdowns, delays, shutdowns, social isolation, and other disruptions to important global, local and regional supply chains affected, with potential corresponding results on the operating performance of the Fund and its investments. A climate of uncertainty and panic, including the contagion of infectious viruses or diseases, may adversely affect global, regional, and local economies and reduce the availability of potential investment opportunities, and increases the difficulty of performing due diligence and modeling market conditions, potentially reducing the accuracy of financial projections. Under these circumstances, the Fund may have difficulty achieving its investment objectives which may adversely impact Fund performance. Further, such events can be highly disruptive to economies and markets, significantly disrupt the operations of individual companies (including, but not limited to, the Fund’s investment advisor, third party service providers, and counterparties), sectors, industries, markets, securities and commodity exchanges, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. These factors can cause substantial market volatility, exchange trading suspensions and closures, changes in the availability of and the margin requirements for certain instruments, and can impact the ability of the Fund to complete redemptions and otherwise affect Fund performance and Fund trading in the secondary market. A widespread crisis would also affect the global economy in ways that cannot necessarily be foreseen. How long such events will last and whether they will continue or recur cannot be predicted. Impacts from these could have a significant impact on the Fund’s performance, resulting in losses to your investment.

Performance

As of the date of this prospectus, the Fund has not yet commenced operations and therefore does not have a performance history. Once available, the Fund’s performance information will be accessible on the Fund’s website at www.volatilityshares.com and will provide some indication of the risks of investing in the Fund.

Management

Investment Adviser

Volatility Shares LLC

Portfolio Managers

The following persons serve as portfolio managers of the Fund.

•	Charles Lowery — Chief Investment Officer, Volatility Shares
•	Anand Desai — Head of Portfolio Management, Volatility Shares
•	Dustin Shidaker — Portfolio Manager, Volatility Shares

Each of the portfolio managers is primarily and jointly responsible for the day-to-day management of the Fund. Each of the Fund’s portfolio managers have served in such capacity since the Fund’s inception.

Purchase and Sale of Shares

The Fund issues and redeems Shares on a continuous basis, at NAV, only in large blocks of shares called “Creation Units.” Individual Shares may only be purchased and sold on the secondary market through a broker-dealer at a market price. Since Shares trade on securities exchanges in the secondary market at their market price rather than their NAV, the Shares may trade at a price greater than (premium) or less than (discount) the Fund’s NAV. An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). Recent information, including the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is available online at www.volatilityshares.com.

Tax Information

The Fund’s distributions will generally be taxable as ordinary income, returns of capital or capital gains. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser and Foreside Fund Services, LLC, the Fund’s distributor (the “Distributor”), may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Minnesota Wild ETF

Investment Objective

The Minnesota Wild ETF (the “Fund” or “[__]”) seeks to provide investment results, before fees and expenses, that correspond to the performance of futures contracts on the CME FSPI NHL Minnesota Wild Index.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell Shares. Investors may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example set forth below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	[___]	%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses(1)	0.00%
Total Annual Fund Operating Expenses	[___]	%
(1)	“Other Expenses” are estimates based on the expenses the Fund expects to incur for the current fiscal year.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels. This example does not include the brokerage commissions that investors may pay to buy and sell Shares.

Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years
$[__]	$[___]

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. Because the Fund is new, portfolio turnover information is unavailable at this time.

Principal Investment Strategies

The Fund is an exchange-traded fund (“ETF”) that seeks to achieve its investment objective primarily through investments in futures contracts on the CME FSPI NHL Minnesota Wild Index, which is a non-investable index (the “Wild Index”). The Wild Index is designed to systemically measure the cumulative team performance of the Minnesota Wild only during games played over the regular and post-season. The Wild Index is a transparent, rules-based system using official league statistics, where positive actions add points and negative actions subtract points. The Wild Index is based on fifty-five statistical measures of performance and results of team games (wins, losses and ties) that results in continuous, live statistical values that underpin the value of the Wild Index which is calculated into a trackable and tradable number. The Wild Index is based solely on these statistical factors, and the performance of other professional hockey teams in the National Hockey League® (the “NHL”), or events outside of on-ice performance by the Minnesota Wild, will not impact the value of the Wild Index.

The Wild Index has an initial standardized base value of 7,500 before the season and moves up or down based on officially reported statistics from each game, including real-time movement during regular season and postseason play. At the conclusion of the postseason, the Wild Index value resets to 7,500.

The Wild Index is maintained and calculated by FutureSports (the “Index Provider”). The Wild Index methodology is designed to align with the International Organization of Securities Commissions (“IOSCO”) Principles for Financial Benchmarks and supported by published governance, oversight and methodology change procedures. The NHL serves as the official data source for the Wild Index but does not participate in index determination or governance.

The Fund obtains exposure to the Wild Index by investments in futures contracts that reference the Wild Index and that trade on an exchange registered with the Commodity Futures Trading Commission (“Wild Index Futures Contracts”), and cash, cash-like instruments or high quality securities that serve as collateral to the Fund’s investments in Wild Index Futures Contracts (“Collateral Investments”).

Under normal circumstances, the Fund will invest at least 80% of the value of its net assets (plus borrowings for investment purposes) in Wild Index-Linked Instruments. For purposes of this policy, “Wild Index-Linked Instruments” means (i) Wild Index Futures Contracts; (ii) shares of other investment companies registered under the Investment Company Act of 1940 (the “1940 Act”) that invest in similar assets to those in which the Fund may invest (“Other Investment Companies”); (iii) exchange traded options on the Wild Index or shares of Other Investment Companies; and (iv) swap agreement transactions that reference Wild Index Futures Contracts, Other Investment Companies, or the Wild Index. Certain Wild Index-Linked Instruments, such as Other Investment Companies or options thereon, are currently unavailable for investment, though are expected to become available in the future.

The Fund expects to gain investment exposure to the Wild Index by investing a portion of its assets in a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”).

The Fund does not invest directly in prediction markets, event contracts or other instruments that provide exposure to individual sporting event or season-long outcomes or to investments that provide exposure to the financial performance of individual sports teams or leagues. Instead, the Fund seeks to benefit from increases in the price of Wild Index Futures Contracts.

The investment adviser to the Fund and the Subsidiary is Volatility Shares LLC (the “Adviser” or “Volatility Shares”). The Adviser oversees the Fund and implements the day-to-day portfolio management responsibilities for the Fund. In serving as investment adviser to the Fund, the Adviser does not conduct conventional investment research or analysis or forecast market movement or trends.

The Fund is classified as a “non-diversified company” under the 1940 Act. The Fund will not concentrate its investments in securities of issuers in any industry or group of industries, as the term “concentrate” is used in the 1940 Act, except that the Fund may invest more than 25% of its total assets in Wild Index-Linked Instruments.

The Minnesota Wild

The Minnesota Wild are a professional ice hockey team based in Saint Paul, Minnesota, competing in the Central Division of the NHL’s Western Conference. During the 2025–2026 season, the Wild finished third in the Central Division, ranking 7th in standings points, 11th in goals for, 4th in goals against, and 6th in goal differential. The Wild were founded in 2000 by businessman Bob Naegele Jr. The Wild are currently owned by Craig Leipold, serving as Owner and Governor since 2008. The team has never won a Stanley Cup championship. Neither the Fund, the Trust, nor the Adviser is affiliated with the Minnesota Wild.

Wild Index Futures Contracts

The Fund intends to typically enter into cash-settled Wild Index Futures Contracts as the “buyer,” except as detailed below.

In simplest terms, in a cash-settled futures market the counterparty pays cash to the buyer if the price of a futures contract goes up, and buyer pays cash to the counterparty if the price of the futures contract goes down. In order to maintain its exposure to the Wild Index, the Fund intends to exit its futures contracts as they near expiration and replace them with new futures contracts with a later expiration date. Futures contracts with a longer term to expiration may be priced higher than futures contracts with a shorter term to expiration, a relationship called “contango”. When rolling futures contracts that are in contango the Fund will close its long position by selling the shorter-term contract at a relatively lower price and buying a longer-dated contract at a relatively higher price. The presence of contango will adversely affect the performance of the Fund. Conversely, futures contracts with a longer term to expiration may be priced lower than futures contracts with a shorter term to expiration, a relationship called “backwardation”. When rolling long futures contracts that are in backwardation, the Fund will close its long position by selling the shorter-term contract at a relatively higher price and buying a longer-dated contract at a relatively lower price. The presence of backwardation may positively affect the performance of the Fund. Further, the returns of the Wild Index Futures Contracts may differ from that of the Wild Index due to the divergence in prices or the costs associated with investing in futures contracts, which may negatively impact the Fund’s returns.

The Fund invests in Wild Index Futures Contracts indirectly via the Subsidiary. The Subsidiary and the Fund will have the same investment adviser and investment objective. The Subsidiary will also follow the same general investment policies and restrictions as the Fund. Except as noted herein, for purposes of this Prospectus, references to the Fund’s investment strategies and risks include those of the Subsidiary. The Fund complies with the provisions of the 1940 Act governing investment policies and capital structure and leverage on an aggregate basis with the Subsidiary. Furthermore, the Adviser, as the investment adviser to the Subsidiary, complies with the provisions of the 1940 Act relating to investment advisory contracts as it relates to its advisory agreement with the Subsidiary. The Subsidiary also complies with the provisions of the 1940 Act relating to affiliated transactions and custody. Because the Fund intends to qualify for treatment as a regulated investment company (a “RIC”) under the Internal Revenue Code of 1986 (the “Code”), the size of the Fund’s investment in the Subsidiary will not exceed 25% of the Fund’s total assets at or around each quarter end of the Fund’s fiscal year. In order to qualify as a RIC, the Fund will have to reduce its exposure to its Subsidiary on or around the end of each of the Fund’s fiscal quarter ends. The Fund expects to reduce its exposure to its Subsidiary during these periods by investing in certain other investments as described below. During these periods, the Fund may not achieve its investment objective. At other times of the year, the Fund’s investments in the Subsidiary will significantly exceed 25% of the Fund’s total assets. The Subsidiary’s custodian is U.S. Bank, N.A.

If circumstances occur where market prices for Wild Index Futures Contracts were not readily available, the Fund would fair value its Wild Index Futures Contracts in accordance with its pricing and valuation policy and procedures for fair value determinations. Pursuant to those policies and procedures, the Adviser would consider various factors, such as pricing history; market levels prior to price limits or halts; and supply, demand, and open interest in Wild Index Futures Contracts, among other factors. The Adviser would document its proposed pricing and methodology, detailing the factors that entered into the valuation.

Collateral Investments

The Fund will also invest its assets in Collateral Investments. The Collateral Investments may consist of high-quality securities, which include: (1) U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury; (2) investment companies registered under the 1940 Act that invest in high-quality securities; and/or (3) corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by businesses that are rated investment grade or determined by the Adviser to be of comparable quality. For these purposes, “investment grade” is defined as investments with a rating at the time of purchase in one of the four highest categories of at least one nationally recognized statistical rating organization (e.g., BBB- or higher from S&P Global Ratings or Baa3 or higher from Moody’s Investors Service, Inc.).

The Collateral Investments are designed to provide liquidity, serve as margin, or otherwise collateralize the Subsidiary’s investments in Wild Index-Linked Instruments. The Fund expects that it will primarily invest its assets, and that the Subsidiary will primarily invest its assets, in Collateral Investments that are “securities,” as such term is defined under the 1940 Act.

Other Investments

In order to help the Fund maintain exposure to the Wild Index, maintain its tax status as a RIC on days in and around quarter-end, help the Fund maintain its desired exposure to Wild Index Futures Contracts when it is approaching or has exceeded position limits or accountability levels, or because of liquidity or other constraints, the Fund may invest in the following:

Reverse Repurchase Agreements

The Fund may invest in reverse repurchase agreements which are a form of borrowing in which the Fund sells portfolio securities to financial institutions and agrees to repurchase them at a mutually agreed-upon date and price that is higher than the original sale price, and use the proceeds for investment purchases.

As a result of the Fund repurchasing the securities at a higher price, the Fund will lose money by engaging in reverse repurchase agreement transactions.

As noted above, because the Fund intends to qualify for treatment as a RIC under the Code, the size of the Fund’s investment in the Subsidiary will not exceed 25% of the Fund’s total assets at or around each quarter end of the Fund’s fiscal year (the “Asset Diversification Test”). At other times of the year, the Fund’s investments in the Subsidiary will significantly exceed 25% of the Fund’s total (or gross) assets.

When the Fund seeks to reduce its total assets exposure to the Subsidiary, it may use the short-term Treasury Bills it owns (and purchase additional Treasury Bills as needed) to transact in reverse repurchase agreement transactions, which are ostensibly loans to the Fund. Those loans will increase the gross assets of the Fund, which the Adviser expects will allow the Fund to meet the Asset Diversification Test. When the Fund enters into a reverse repurchase agreement, it will either (i) be consistent with Section 18 of the 1940 Act and maintain asset coverage of at least 300% of the value of the reverse repurchase agreement; or (ii) treat the reverse repurchase agreement transactions as derivative transactions for purposes of Rule 18f-4 under the 1940 Act (“Rule 18f-4”), including as applicable, the value-at-risk based limit on leverage risk.

Other Investment Companies

The Fund may invest in shares of Other Investment Companies, that is, shares of investment companies registered under the 1940 Act that invest in similar assets to those in which the Fund may invest.

Exchange-traded option contracts on shares of Other Investment Companies.

The Fund may invest in exchange-listed option contracts on shares of Other Investment Companies, which invest in similar assets to those in which the Fund may invest. An option is a contract that gives the purchaser of the option, in return for the premium paid, the right to buy shares of an investment company, from the writer of the option (in the case of a call option), or to sell shares of the investment company to the writer of the option (in the case of a put option) at a designated price during the term of the option. The premium paid by the buyer of an option will reflect, among other things, the relationship of the exercise price to the market price and the volatility of the shares of the investment company, the remaining term of the option, supply, demand, interest rates and/or currency exchange rates. The Fund may utilize “American” style options or “European” style options. American style options are exercisable on any date prior to the expiration date of the option contract. In contrast, European style options are exercisable only on the expiration date of the option contract.

Swaps that reference Wild Index Futures Contracts, Other Investment Companies, or the Wild Index.

Swap contracts are transactions entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a swap transaction, the Fund and a counterparty will agree to exchange or “swap” payments based on the change in value of an underlying asset or benchmark. For example, the two parties may agree to exchange the return (or differentials in rates of returns) earned or realized on a particular investment or instrument. In the case of the Fund, the reference asset can be Wild Index Futures Contracts, Other Investment Companies or the Wild Index.

Principal Risks

As with all investments, there are certain risks of investing in the Fund. Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective. An investment in the Fund does not represent a complete investment program. An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, the Adviser or any of their affiliates. You should consider carefully the following risks before investing in the Fund.

Each risk noted below is considered a principal risk of investing in the Fund, regardless of the order in which it appears. The significance of each risk factor below may change over time and you should review each risk factor carefully.

Risks Specific to the Fund’s Investments

Investment Strategy Risk. The Fund, through the Subsidiary, invests primarily in Wild Index Futures Contracts. The Fund does not invest directly in prediction markets, event contracts or other instruments that provide exposure to individual sporting event or season-long outcomes or to investments that provide exposure to the financial performance of individual sports teams or leagues. Instead, the Fund seeks to benefit from increases in the price of Wild Index Futures Contracts. The price of Wild Index Futures Contracts may not be an accurate measure of the Wild Index. Consequently, the Fund may perform differently from the performance of the Wild Index. There can be no guarantee that the performance of Wild Index Futures Contracts will be highly correlated to the performance of the Wild Index. Transaction costs (including the costs associated with futures investing), position limits, the availability of counterparties and other factors may impact the cost and pricing of Wild Index Futures Contracts and decrease the correlation between the performance of Wild Index Futures Contracts and the Wild Index, over short- or long-term periods. In addition, the performance of back-month Wild Index Futures Contracts is likely to differ more significantly from the performance of the Wild Index. To the extent the Fund is invested in back-month Wild Index Futures Contracts, the performance of the Fund should be expected to deviate more significantly from the performance of the Wild Index. Moreover, because the Wild Index is uninvestable, the Fund can only gain exposure through futures contracts and other derivatives, and differences between the prices of those instruments and the levels of the Wild Index may result in the Fund experiencing larger losses or smaller gains than would be implied by changes in the Wild Index alone.

Sports Performance Risk. The Fund’s investment strategy is inherently speculative. The value of Wild Index Futures Contracts is derived from the statistical performance of a single professional sports team as measured by the Wild Index. Successfully investing in Wild Index Futures Contracts requires that the team tracked by the index performs well statistically over the course of a season, an outcome that is inherently uncertain and subject to numerous unpredictable variables, including player health, competitive dynamics, coaching decisions, and random variation in athletic performance. The Wild Index may decline in value, and there can be no assurance that the team tracked by the index will perform at or above the levels implied by the prices of Wild Index Futures Contracts at the time the Fund obtains exposure.

On-Ice Performance and Competitive Results Risk. The Fund’s investment performance is linked to the on-ice statistical performance of a single NHL team during the regular season and, if applicable, the playoffs. The prices of Wild Index Futures Contracts are expected to rise when the team performs well statistically and to fall when the team performs poorly. Competitive results in professional hockey are inherently unpredictable and can be influenced by factors entirely outside the team’s control, including the performance of opposing teams, referee calls, random puck bounces, weather affecting travel, and in-game injuries. A team may enter a season with high expectations based on roster strength, coaching hires, or offseason acquisitions, only to underperform due to chemistry issues, unexpected injuries to key players, player slumps, or tactical mismatches against divisional opponents. The NHL season extends over several months and includes 82 regular season games per team, during which even a strong team may experience prolonged losing streaks that cause material declines in the Wild Index. If the team fails to make the playoffs, the Fund will not benefit from any potential uplift in index value that could accompany postseason success. Conversely, early playoff elimination could cause sharp declines in futures prices if the market had priced in deeper postseason performance. Because the Fund is concentrated in a single NHL team, there is no opportunity to offset poor on-ice performance by gaining exposure to a stronger team or a different sport.

Wild Index Investing Risk. The Fund is indirectly exposed to the risks of the Wild Index through its investments in Wild Index Futures Contracts and other Wild Index-Linked Instruments. The Fund does not invest in the Wild Index, which is an uninvestable index. The performance of the Wild Index will be very different from a portfolio of Wild Index Futures Contracts.

The Wild Index moves up or down based on officially reported statistics from every game, match, or event throughout the regular season and postseason. Positive statistical actions (e.g., goals scored, points earned) add value to the index, while negative actions (e.g., opponent scoring, penalties or setbacks) subtract value. Poor statistical performance by the Minnesota Wild could have a significant negative impact on the level of the Wild Index and therefore the value of the Fund. In addition, unlike instruments that are based on tradable reference assets, the Wild Index Futures Contracts and Wild Index-Linked Instruments are tied to an index that is not directly investable and, thus, have settlement prices based on the calculation of that index, not the price of a tradable asset.

Concentrated Single-Team Exposure Risk. The Fund’s investment strategy results in concentrated exposure to a single professional sports team’s statistical performance (i.e., the Minnesota Wild) as measured by an index. Unlike diversified funds that spread risk across multiple asset classes, sectors, or issuers, the Fund’s performance is primarily driven by the statistical output of one team over the course of a season. As a result, the Fund is more susceptible to risks affecting that team, including player injuries, suspensions, trades, retirements, coaching changes, front-office turnover, league sanctions, labor disputes, lockouts, or other events that directly or indirectly influence the team’s on-ice statistical performance. This degree of concentration will likely increase volatility in the Fund’s NAV, heighten the likelihood of significant losses over short periods, and cause the Fund’s returns to diverge substantially from those of more diversified investments. Additionally, because the Fund is concentrated in a single team, it is inherently concentrated in a single professional sports league. This subjects the Fund to league-specific risks, including league-wide labor disputes, broad scandal, changes to the structure or rules of the league, or events that cause the cancellation or suspension of games. The Fund has no ability to rotate exposure into a different team, sport, or league in response to adverse developments affecting the team to which it has exposure.

Insider Trading and Information Asymmetry Risk. Unlike securities markets, which are governed by well-established insider trading prohibitions under the Securities Exchange Act of 1934, the legal framework governing trading on the basis of material, non-public information in the context of commodity futures is less developed. While the CFTC has broad anti-manipulation and anti-fraud authority under the Commodity Exchange Act (“CEA”), specific rules and judicial precedent addressing what constitutes improper trading on non-public information in the context of sports-linked futures remain nascent. Certain individuals may possess material, non-public information that could affect the statistical performance of the Wild Index and, consequently, the prices of Wild Index Futures Contracts. Such individuals may include, without limitation, team coaches, players, trainers, team medical staff, front office personnel, referees, officials, league personnel, or sports data providers. For example, undisclosed injuries to key players or undisclosed lineup changes could materially affect the level of the Wild Index. Such persons could trade Wild Index Futures Contracts or Fund Shares to profit from their informational advantage prior to public disclosure. There is no guarantee that exchanges, the CME, or the CFTC will successfully detect and prevent such trading, and the Fund has no means of preventing such individuals from purchasing or selling Fund Shares. The participation of informed insiders in the market for Wild Index Futures Contracts can create adverse selection for other market participants and distort market prices. Because the Fund is concentrated in a single team, the impact of insider trading on the Fund may be more pronounced than in markets with broader diversification.

League Credibility and Sports Integrity Risk. The Wild Index is calculated based on official league statistics derived from the games of a single professional sports team, and the integrity of those games is fundamental to the reliability of the index. Efforts to interfere with the team’s games, including match-fixing, point-shaving, or referee manipulation, could materially affect the statistical data upon which the Wild Index is based, create significant uncertainty regarding index levels, and cause pronounced price volatility in Wild Index Futures Contracts. Confirmed or suspected game interference may also prompt legislative or regulatory responses, including restrictions on sports-linked financial products or emergency rulemaking by the CFTC, that could restrict the listing or trading of Wild Index Futures Contracts. Even widely publicized allegations of interference, absent actual misconduct, could undermine market confidence in the Wild Index and the futures contracts that reference it.

Gaming and State Regulatory Litigation Risk. Exchanges that list sports-linked financial instruments, including Wild Index Futures Contracts, may be subject to legal challenges brought by state attorneys general, state gaming commissions, and other state-level actors asserting that such instruments constitute regulated gambling or gaming activity under state law, notwithstanding that such contracts are listed on a CFTC-regulated exchange. Such proceedings may assert that the listing of sports-linked contracts violates state gaming statutes, requires state gaming or sports wagering licenses, or constitutes an illegal gambling enterprise. These exchanges, and the CFTC in certain court filings, have asserted that the CEA and the CFTC’s exclusive jurisdiction over CFTC-regulated exchanges preempts state gaming regulations. There is no assurance that federal courts will rule in favor of federal preemption, and resolution may require years of litigation and potentially appellate review. An adverse ruling could result in the suspension or cessation of trading in Wild Index Futures Contracts, material operational restrictions, significant financial penalties, or the effective loss of the ability to list sports-linked futures. Any of these outcomes could materially and adversely affect the Fund’s ability to achieve its investment objective and could result in significant losses.

Platform and Distribution Restriction Risk. Broker-dealers, registered investment adviser platforms, wirehouses, and other financial intermediaries may refuse to list, recommend, or permit purchases of Fund Shares through their platforms due to the Fund’s association with sports performance outcomes and the perception that such products are akin to sports wagering, regardless of the Fund’s legal status as a registered investment company under the 1940 Act. Certain intermediaries may permit only unsolicited purchases, prohibit financial advisers from recommending the Fund, or exclude the Fund from model portfolios entirely. These restrictions could limit the Fund’s accessible investor base, constrain assets under management, reduce secondary market liquidity, widen bid-ask spreads, and increase the likelihood that Fund Shares will trade at significant premiums or discounts to net asset value. Even if an intermediary initially permits distribution, it may subsequently restrict access in response to adverse regulatory developments, reputational concerns, or changes in compliance policies. If a significant number of intermediaries refuse to distribute Fund Shares, the Fund may be unable to achieve sufficient scale, which could increase the Fund’s expense ratio, reduce trading volume, and impair the Fund’s ability to operate effectively.

Novel Market Risk. Wild Index Futures Contracts are a novel asset class with limited trading history. The market may not develop the depth, liquidity, or trading efficiency associated with more established futures markets, and its pricing may be influenced by factors unrelated to fundamental assessments of team performance, including speculative activity, behavioral biases, regulatory headlines, or concentrated participation by a limited number of traders. There is limited historical data on which to base expectations regarding future price behavior, volatility patterns, or the costs associated with maintaining exposure, and traditional risk metrics may not accurately capture the risks of investing in this market. There can be no assurance that the market for Wild Index Futures Contracts will achieve or sustain the level of participation, liquidity, and price discovery necessary for the Fund to effectively pursue its investment objective.

Limited Price Discovery and Market Depth Risk. Because Wild Index Futures Contracts are a newly created instrument class, the market may lack the depth, breadth, and participation necessary for reliable price discovery. Traditional commodity futures markets benefit from decades of participation by commercial hedgers, speculators, and arbitrageurs whose activities contribute to efficient pricing. The market for Wild Index Futures Contracts is expected to have few, if any, natural commercial hedgers, and may be dominated by retail speculators, algorithmic traders, or a small number of institutional participants. This concentrated participation could result in prices that do not accurately reflect fair value, wider bid-ask spreads, and elevated intraday price volatility. In thin markets, even modest order flow from the Fund could move prices against the Fund, increasing transaction costs and reducing returns. There can be no assurance that the market for Wild Index Futures Contracts will develop sufficient liquidity over time, and the Fund may be unable to establish or exit positions at prices the Fund considers favorable.

Seasonality and Offseason Risk. The Wild Index resets to a standardized base value prior to the start of each sports season and has a defined life cycle that ends following the postseason. Because the Fund tracks a single team in a single sport, the Fund is tied to that sport’s competitive calendar and has no ability to diversify across sports or rotate into a sport that is in-season when the team’s sport is not. During the playing season, the Wild Index moves in real-time based on officially reported game statistics, and the prices of Wild Index Futures Contracts are expected to reflect both the current index level and market expectations regarding future team performance. During the offseason, however, the Wild Index will not move because no games are being played, and the Fund’s exposure to Wild Index Futures Contracts will behave differently than during the playing season. The Fund anticipates maintaining exposure to Wild Index Futures Contracts during the offseason. Although the underlying index will be static during this period, the prices of Wild Index Futures Contracts may still fluctuate based on market expectations regarding the team’s prospects for the upcoming season, including coaching changes, player trades, draft picks, free agent signings, injury recovery timelines, training camp developments, and other factors that affect the market’s assessment of the team’s likely statistical performance. However, because the index itself is not moving during the offseason, the magnitude of futures price movements may be reduced relative to the playing season, and the relationship between futures prices and the underlying index level may be less predictable. There can be no assurance that the Fund’s offseason futures holdings will appreciate in value, and the Fund may experience losses during the offseason if market sentiment regarding the team’s upcoming season deteriorates. In addition, there can be no assurance that Wild Index Futures Contracts will be available in sufficient volume or at favorable pricing during the offseason or at the start of a new season.

League Discontinuation, Lockout, or Strike Risk. The Fund’s ability to invest in Wild Index Futures Contracts depends on the continued operation of the NHL and the playing of scheduled games. Labor disputes between the NHL and its players’ union could result in a lockout or strike that suspends or cancels all or a significant portion of a season. The NHL has previously experienced work stoppages, including a full-season cancellation in 2004-2005. During any such period, no games would be played, the Wild Index would not generate data, and trading in Wild Index Futures Contracts could be suspended or severely impaired. The Fund would be unable to pursue its investment strategy during such a period, may be forced to liquidate positions at disadvantageous prices, and could experience substantial losses. Even after a labor dispute is resolved, the shortened or restructured season could materially change the statistical patterns underlying the index methodology. In addition, force majeure events such as a pandemic, natural disaster, or other circumstances beyond the control of the league could cause widespread game cancellations or delays. There can be no assurance that the league will not experience a work stoppage or other extended interruption during the Fund’s investment period, or that the Fund will be able to recover any losses incurred as a result of such events.

Index Provider and Data Dependency Risk. The Wild Index is maintained and calculated by a single Index Provider, FutureSports. If the Index Provider were to experience operational failures, cease operations, lose its data feed from the applicable sports league, experience a cybersecurity breach, or otherwise become unable to calculate the Wild Index, Wild Index Futures Contracts may have no reliable reference value, which could materially and adversely affect the value of the Fund. In addition, the Wild Index is calculated solely on the basis of officially reported statistics from a single sports league. The league serves as the data source but does not participate in index determination or governance. If the league were to report incorrect statistics, issue post-game corrections, change how it reports or categorizes statistics, delay reporting, or discontinue the provision of data to the Index Provider, the settlement prices of Wild Index Futures Contracts could be based on erroneous or incomplete data. Furthermore, the Index Provider controls the methodology by which official statistics are translated into index points. If the Index Provider amends or discontinues its methodology, the behavior of the Wild Index could change materially and the futures market may not immediately price in such changes. The Wild Index is calculated in real-time while games are being played, which introduces latency, data-feed, and computational risks that differ from those associated with traditional financial indexes.

Trading Hours and Sporting Event Timing Risk. NHL games may occur during evening hours, on weekends, and on holidays when the Exchange is closed and when the market for Wild Index Futures Contracts may have limited or no trading activity. Because the Wild Index moves in real-time while games are being played, material index movements may occur during periods when investors are unable to buy or sell Shares or when Wild Index Futures Contracts are not actively trading. As a result, the opening price of Shares and the prices of Wild Index Futures Contracts on the next trading session may differ significantly from the prior session’s closing prices, potentially resulting in large gaps at the open. Shareholders may not be able to sell their Shares until after such a gap has been fully realized, resulting in an inability to mitigate losses in a declining market.

Futures Contracts Risk. Risks of futures contracts include: (i) an imperfect correlation between the value of the futures contract and the underlying asset; (ii) possible lack of a liquid secondary market; (iii) the inability to close a futures contract when desired; (iv) losses caused by unanticipated market movements, which may be unlimited; (v) an obligation for the Fund to make daily cash payments to maintain its required margin, particularly at times when the Fund may have insufficient cash; and (vi) unfavorable execution prices from rapid selling. Unlike equities, which typically entitle the holder to a continuing stake in a corporation, futures contracts normally specify a certain date for settlement in cash based on the reference asset. As the futures contracts approach expiration, they may be replaced by similar contracts that have a later expiration. This process is referred to as “rolling.” If the market for these contracts is in “contango,” meaning that the prices of futures contracts in the nearer months are lower than the price of contracts in the distant months, the sale of the near-term month contract would be at a lower price than the longer-term contract, resulting in a cost to “roll” the futures contract. The actual realization of a potential roll cost will be dependent upon the difference in price of the near and distant contract. Because the margin requirement for futures contracts is less than the value of the assets underlying the futures contract, futures trading involves a degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 40% of the value of the futures contract is deposited as margin, a subsequent 20% decrease in the value of the futures contract would result in a loss of half of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A decrease in excess of 40% would result in a loss exceeding the original margin deposit, if the futures contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount initially invested in the futures contract. However, the Fund would presumably have sustained comparable losses if, instead of investing in the futures contract, it had invested in the underlying financial instrument and sold it after the decline. Further, if the market for Wild Index Futures Contracts is in a period of contango, if the performance of the Wild Index and the price of Wild Index Futures Contracts were to decline, the Fund would experience the negative impact of contango. The impact of backwardation or contango may lead to the returns of the Fund to vary significantly from the total return of other price references. Additionally, in the event of a prolonged period of contango, and absent the impact of rising or falling pricing in the Wild Index, this could have a significant negative impact on the Fund’s NAV and total return.

Position Limits and Price Limits

The CFTC and various exchanges on which Wild Index Futures Contracts trade have established position limits and price limits for Wild Index Futures Contracts. Position limit regulation and price limit regulation serve distinct purposes and are regulated differently.

Position limits are designed to prevent excessive speculation that could cause sudden or unreasonable fluctuations in the price of a commodity. They limit the maximum number of contracts a person or entity can hold in a particular commodity.

Price limits are mechanisms to maintain orderly markets by restricting the price range within which futures contracts can trade during a trading session. They prevent extreme price movements that could disrupt market stability. Price limits are typically set as a percentage of the previous day's settlement price. When price limits are hit, trading may be halted or expanded depending on the product and regulatory rules. Unlike position limits, price limits do not restrict the number of contracts a trader can hold but rather the price at which those contracts can be traded. When a price limit is hit, the market for Wild Index Futures Contracts may temporarily halt until price limits can be expanded or trading may be stopped for the day.

If the Fund is unable to buy or sell Wild Index Futures Contracts as a result of position limits being hit or price limits that result in a halted or closed market—or for other reasons including limited liquidity in the market for Wild Index Futures Contracts, a disruption to the market for Wild Index Futures Contracts, or as a result of margin requirements, accountability levels, or other limitations imposed by the Fund’s futures commission merchants (“FCMs”), the listing exchanges, or the CFTC—the Adviser would take such action as it believes appropriate and in the best interest of the Fund in consideration of the facts and circumstances at such time, including: (i) investing in Wild Index-Linked Instruments that are not Wild Index Futures Contracts; (ii) requiring that authorized participants purchase and redeem in large blocks of shares called “Creation Units” through an exchange for related position (EFRP) method rather than in cash; (iii) applying increased authorized participant variable transaction fees for purchases or redemptions of Creation Units made in cash; or (iv) de-levering the Fund, relative to its investment objective, by an amount reflecting prevailing price limits. In addition, the Fund generally may suspend the issuance of Creation Units only for a limited time and only due to extraordinary circumstances, such as when the markets on which the ETF’s portfolio holdings are traded are closed for a limited period of time; that is to say, when the Fund is unable to increase its exposure to underlying assets.

Cost of Futures Investment Risk. When a Wild Index Futures Contract is nearing expiration, the Fund will generally sell it and use the proceeds to buy a Wild Index Futures Contract with a later expiration date. This is commonly referred to as “rolling”.

If the Fund rolls Wild Index Futures Contracts that are in contango, the Fund would sell a lower priced, expiring contract and purchase a higher priced, longer-dated contract. The price difference between the expiring contract and longer-dated contract associated with rolling Wild Index Futures Contracts is typically substantially higher than the price difference associated with rolling other futures contracts. Contango in the market for Wild Index Futures Contracts may have a significant adverse impact on the performance of the Fund and may cause Wild Index Futures Contracts and the Fund to underperform the Wild Index. Both contango and backwardation would reduce the Fund’s correlation to the Wild Index and may limit or prevent the Fund from achieving its investment objective. The impact of both contango and backwardation may also be greater to the extent the Fund invests in back-month Wild Index Futures Contracts.

Investment Capacity Risk. If the Fund’s ability to obtain exposure to Wild Index Futures Contracts consistent with its investment objective is disrupted for any reason, including but not limited to, limited liquidity in the market for Wild Index Futures Contracts, a disruption to the market for Wild Index Futures Contracts, or as a result of margin requirements or position limits imposed by the Fund’s FCMs, the CME, or the CFTC, and the Fund could not otherwise meet its investment objective through the use of other investments discussed above, the Fund would not be able to achieve its investment objective and may experience significant losses.

Liquidity Risk. The market for the Wild Index Futures Contracts may be subject to periods of illiquidity. During such times it may be difficult or impossible to buy or sell a position at the desired price. Market disruptions or volatility can also make it difficult to find a counterparty willing to transact at a reasonable price and sufficient size. Illiquid markets may cause losses, which could be significant. Large positions also increase the risk of illiquidity, which may make the Fund’s positions more difficult to liquidate, and increase the losses incurred while trying to do so.

Derivatives Risk. In addition to Wild Index Futures Contracts, the Fund may obtain exposure through the following other derivatives: (1) exchange traded options on Other Investment Companies and/or (2) swap agreement transactions that reference Wild Index Futures Contracts, Other Investment Companies, or the Wild Index.

Investing in derivatives may be considered aggressive and may expose the Fund to risks different from, or possibly greater than, the risks associated with investing directly in the reference asset(s) underlying the derivative (e.g., the securities or commodities contained in the Fund). The use of derivatives may result in larger losses or smaller gains than directly investing in securities or commodities. The risks of using derivatives include: (1) the risk that there may be imperfect correlation between the price of the financial instruments and movements in the prices of the reference asset(s); (2) the risk that an instrument is mispriced; (3) credit or counterparty risk on the amount a Fund expects to receive from a counterparty; (4) the risk that securities prices, interest rates and currency markets will move adversely and a Fund will incur significant losses; (5) the risk that the cost of holding a financial instrument might exceed its total return; and (6) the possible absence of a liquid secondary market for a particular instrument and possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to adjust a Fund’s position in a particular instrument when desired. Each of these factors may prevent a Fund from achieving its investment objective and may increase the volatility (i.e., fluctuations) of the Fund’s returns. Because derivatives often require limited initial investment, the use of derivatives also may expose a Fund to losses in excess of those amounts initially invested.

The performance of any Wild Index-Linked Instrument may not track the performance of its underlying benchmark due to embedded costs and other factors. Thus, to the extent the Fund invests in swaps that use a Wild Index-Linked Instrument as the reference asset, the Fund may be subject to greater correlation risk and may not achieve as high a degree of correlation with its investment objective than if the Fund only used Wild Index Futures Contracts.

Swap Agreements Risk. The Fund may enter into cash-settled swaps and other derivatives to gain exposure to an underlying asset without actually purchasing such asset. Swaps are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on a particular pre-determined interest rate, commodity, security, indexes, or other assets or measurable indicators. The primary risks associated with the use of swaps are mispricing or improper valuation, imperfect correlation between movements in the notional amount and the price of the underlying investments, and the failure of a counterparty to perform. If a counterparty’s creditworthiness for an over-the-counter swap declines, the value of the swap would likely decline. Moreover, there is no guarantee that the Fund could eliminate its exposure under an outstanding swap by entering into an offsetting swap with the same or another party. In addition, the Fund may use a combination of swaps on an underlying index.

Options Risk. The Fund may purchase exchange-traded options that reference shares of Other Investment Companies. Transactions in options generally require less capital than equivalent stock transactions. They may return smaller dollar figures but a potentially greater percentage of the investment than equivalent stock transactions. The potential profit is limited to the premium received for the contract. The potential loss can be unlimited. While leverage means the percentage returns can be significant, the amount of cash required is smaller than equivalent stock transactions. It is possible to lose the entire principal invested, and sometimes more. As an options holder, a Fund risks the entire amount of the premium it pays. But as an options writer, it takes on a much higher level of risk. For example, if the Fund writes an uncovered call, it faces unlimited potential loss, since there is no cap on how high a stock price can rise. When buying options, a Fund risks losing the premium paid, plus commissions and fees.

Reverse Repurchase Agreements Risk. The Fund may invest in reverse repurchase agreements. Reverse repurchase agreements are transactions in which the Fund sells portfolio securities to financial institutions such as banks and broker-dealers, and agrees to repurchase them at a mutually agreed-upon date and price which is higher than the original sale price. Reverse repurchase agreements are a form of leverage and the use of reverse repurchase agreements by the Fund may increase the Fund’s volatility. The Fund incurs costs, including interest expenses, in connection with the opening and closing of reverse repurchase agreements that will be borne by the shareholders.

Reverse repurchase agreements are also subject to the risk that the other party to the reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Fund. In situations where the Fund is required to post collateral with a counterparty, the counterparty may fail to segregate the collateral or may commingle the collateral with the counterparty’s own assets. As a result, in the event of the counterparty’s bankruptcy or insolvency, the Fund’s collateral may be subject to the conflicting claims of the counterparty’s creditors, and the Fund may be exposed to the risk of a court treating the Fund as a general unsecured creditor of the counterparty, rather than as the owner of the collateral. There can be no assurance that a counterparty will not default and that the Fund will not sustain a loss on a transaction as a result.

Reverse repurchase agreements also involve the risk that the market value of the securities sold by the Fund may decline below the price at which it is obligated to repurchase the securities. In addition, when the Fund invests the proceeds it receives in a reverse repurchase transaction, there is a risk that those investments may decline in value. In this circumstance, the Fund could be required to sell other investments in order to meet its obligations to repurchase the securities.

Risks Related to Investing in Other Investment Companies. The Fund may invest in long or short positions in Other Investment Companies (i.e., investment companies registered under the 1940 Act that invest in similar assets to those in which the Fund may invest). Investing in Other Investment Companies may involve duplication of advisory or management fees and certain other expenses. By investing in Other Investment Companies, the Fund becomes a shareholder of that Other Investment Company. As a result, Fund shareholders indirectly bear the Fund’s proportionate share of the fees and expenses paid by shareholders of the Other Investment Company, in addition to the fees and expenses Fund shareholders bear in connection with the Fund’s own operations. As a shareholder, the Fund must rely on the Other Investment Company to achieve its investment objective. The Fund’s performance may be magnified positively or negatively by virtue of its investment in the Other Investment Company. If the Other Investment Company fails to achieve its investment objective, the value of the Fund’s investment could decline, thus affecting the Fund’s performance. In addition, because certain Other Investment Company shares are listed on national stock exchanges and are traded like stocks on an exchange, their shares potentially may trade at a discount or a premium. Investments in such shares may be subject to brokerage and other trading costs, which could result in greater expenses to the Fund. Finally, because the value of certain Other Investment Company shares may depend on the demand in the market, the Adviser may not be able to liquidate the Fund’s holdings in those shares at the most optimal time, adversely affecting the Fund’s performance.

Collateral Investments Risk. The Fund’s use of Collateral Investments may include obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities, including bills, notes and bonds issued by the U.S. Treasury, investment companies registered under the 1940 Act that invest in high-quality securities and corporate debt securities, such as commercial paper.

Some securities issued or guaranteed by federal agencies and U.S. Government-sponsored instrumentalities may not be backed by the full faith and credit of the United States, in which case the investor must look principally to the agency or instrumentality issuing or guaranteeing the security for ultimate repayment, and may not be able to assert a claim against the United States itself in the event that the agency or instrumentality does not meet its commitment. The U.S. Government, its agencies and instrumentalities do not guarantee the market value of their securities, and consequently, the value of such securities may fluctuate. Although the Fund may hold securities that carry U.S. Government guarantees, these guarantees do not extend to the Shares.

Investment companies that invest in high-quality securities are subject to management fees and other expenses. Therefore, investments in these funds will cause the Fund to bear indirectly a proportional share of the fees and costs of the funds in which it invests. At the same time, the Fund will continue to pay its own management fees and expenses with respect to all of its assets, including any portion invested in the shares of such fund. It is possible to lose money by investing in investment companies that invest in high-quality securities.

Corporate debt securities such as commercial paper generally are short-term unsecured promissory notes issued by businesses. Corporate debt may carry variable or floating rates of interest. Corporate debt securities carry both credit risk and interest rate risk. Credit risk is the risk that the Fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it is due.

Asset Concentration Risk. Since the Fund may take concentrated positions in Wild Index Futures Contracts, the Fund’s performance may be hurt disproportionately and significantly by the poor performance of those positions to which it has significant exposure. Asset concentration makes the Fund more susceptible to any single occurrence affecting the underlying positions and may subject the Fund to greater market risk than more diversified funds.

Counterparty Risk. The Fund will be subject to credit risk (i.e., the risk that a counterparty is unwilling or unable to make timely payments or otherwise meet its contractual obligations) with respect to the amount the Fund expects to receive from counterparties to: Wild Index Futures Contracts; reverse repurchase agreements; swaps on Wild Index Futures Contracts, Other Investment Companies, or the Wild Index.

The Fund may be negatively impacted if a counterparty becomes bankrupt or otherwise fails to perform its obligations under such an agreement. The Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding and the Fund may obtain only limited recovery or may obtain no recovery in such circumstances. In order to attempt to mitigate potential counterparty credit risk, the Fund typically enters into transactions with major financial institutions.

The counterparty to an exchange-traded futures contract is subject to the credit risk of the clearing house and the FCM through which it holds its position. Specifically, the FCM or the clearing house could fail to perform its obligations, causing significant losses to the Fund. For example, the Fund could lose margin payments it has deposited with an FCM as well as any gains owed but not paid to the Fund, if the FCM or clearing house becomes insolvent or otherwise fails to perform its obligations. Credit risk of market participants with respect to derivatives that are centrally cleared is concentrated in a few clearing houses and it is not clear how an insolvency proceeding of a clearing house would be conducted and what impact an insolvency of a clearing house would have on the financial system. Under current CFTC regulations, a FCM maintains customers’ assets in a bulk segregated account. If a FCM fails to do so, or is unable to satisfy a substantial deficit in a customer account, its other customers may be subject to risk of loss of their funds in the event of that FCM’s bankruptcy. In that event, in the case of futures, the FCM’s customers are entitled to recover, even in respect of property specifically traceable to them, only a proportional share of all property available for distribution to all of that FCM’s customers. In addition, if the FCM does not comply with the applicable regulations, or in the event of a fraud or misappropriation of customer assets by the FCM, the Fund could have only an unsecured creditor claim in an insolvency of the FCM with respect to the margin held by the FCM. FCMs are also required to transfer to the clearing house the amount of margin required by the clearing house, which amount is generally held in an omnibus account at the clearing house for all customers of the FCM. In addition, the Fund may enter into futures contracts and repurchase agreements with a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. The Fund does not specifically limit its counterparty risk with respect to any single counterparty.

Further, there is a risk that no suitable counterparties are willing to enter into reverse repurchase agreements with the Fund, or continue to enter into, reverse repurchase agreement transactions with the Fund and, as a result, the Fund may not be able to achieve its investment objective. There is also the risk that the Fund may not be able to engage in reverse repurchase agreement transactions because suitable counterparties refuse to enter into transactions with the Fund. Contractual provisions and applicable law may prevent or delay the Fund from exercising its rights to terminate an investment or transaction with a financial institution experiencing financial difficulties, or to realize on collateral, and another institution may be substituted for that financial institution without the consent of the Fund. If the credit rating of a counterparty to a futures contract and/or repurchase agreement declines, the Fund may nonetheless choose or be required to keep existing transactions in place with the counterparty, in which event the Fund would be subject to any increased credit risk associated with those transactions. Also, in the event of a counterparty’s (or its affiliate’s) insolvency, the possibility exists that the Fund’s ability to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral, could be stayed or eliminated under special resolution regimes adopted in the United States, the European Union and various other jurisdictions. Such regimes provide government authorities with broad authority to intervene when a financial institution is experiencing financial difficulty. In particular, the regulatory authorities could reduce, eliminate, or convert to equity the liabilities to the Fund of a counterparty who is subject to such proceedings in the European Union (sometimes referred to as a “bail in”).

Credit Risk. An issuer or other obligated party of a debt security may be unable or unwilling to make dividend, interest and/or principal payments when due. In addition, the value of a debt security may decline because of concerns about the issuer’s ability or unwillingness to make such payments.

Debt Securities Risk. Investments in debt securities subject the holder to the credit risk of the issuer. Credit risk refers to the possibility that the issuer or other obligor of a security will not be able or willing to make payments of interest and principal when due. Generally, the value of debt securities will change inversely with changes in interest rates. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. During periods of falling interest rates, the income received by the Fund may decline. If the principal on a debt security is prepaid before expected, the prepayments of principal may have to be reinvested in obligations paying interest at lower rates. Debt securities generally do not trade on a securities exchange making them generally less liquid and more difficult to value than common stock.

Interest Rate Risk. Interest rate risk is the risk that the value of the debt securities in the Fund’s portfolio will decline because of rising market interest rates. Interest rate risk is generally lower for shorter term debt securities and higher for longer-term debt securities. Duration is a reasonably accurate measure of a debt security’s price sensitivity to changes in interest rates and a common measure of interest rate risk. Duration measures a debt security’s expected life on a present value basis, taking into account the debt security’s yield, interest payments and final maturity. In general, duration represents the expected percentage change in the value of a security for an immediate 1% change in interest rates. For example, the price of a debt security with a three-year duration would be expected to drop by approximately 3% in response to a 1% increase in interest rates. Therefore, prices of debt securities with shorter durations tend to be less sensitive to interest rate changes than debt securities with longer durations. As the value of a debt security changes over time, so will its duration.

Clearing Broker Risk. The Fund’s investments in exchange-traded futures contracts expose it to the risks of a clearing broker (or a FCM). Under current regulations, a clearing broker or FCM maintains customers’ assets in a bulk segregated account. There is a risk that Fund assets deposited with the clearing broker to serve as margin may be used to satisfy the broker’s own obligations or the losses of the broker’s other clients. In the event of default, the Fund could experience lengthy delays in recovering some or all of its assets and may not see any recovery at all. Furthermore, the Fund is subject to the risk that no FCM is willing or able to clear the Fund’s transactions or maintain the Fund’s assets. If the Fund’s FCMs are unable or unwilling to clear the Fund’s transactions, or if the FCM refuses to maintain the Fund’s assets, the Fund will be unable to have its orders for Wild Index Futures Contracts fulfilled or assets custodied. In such a circumstance, the performance of the Fund will likely deviate from the performance of changes in the Wild Index and may result in the proportion of Wild Index Futures Contracts in the Fund’s portfolio relative to the total assets of the Fund to decrease.

Non-Diversification Risk. The Fund is classified as a “non-diversified company” under the 1940 Act. As a result, the Fund is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by the diversification requirements imposed by the Code. The Fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly invested in certain issuers.

Risks Related to the Management of the Fund

Active Management Risk. The Fund is actively managed, and its performance reflects investment decisions that the Adviser makes for the Fund. Such judgments about the Fund’s investments may prove to be incorrect. If the investments selected and the strategies employed by the Fund fail to produce the intended results, the Fund could underperform as compared to other funds with similar investment objectives and/or strategies, or could have negative returns.

Frequent Trading Risk. The Fund regularly purchases and subsequently sells (i.e., “rolls”) individual futures contracts throughout the year so as to maintain a fully invested position. As the contracts near their expiration dates, the Fund rolls them over into new contracts. This frequent trading of contracts may increase the amount of commissions or mark-ups to broker-dealers that the Fund pays when it buys and sells contracts, which may detract from the Fund’s performance. High portfolio turnover may result in the Fund paying higher levels of transaction costs and may generate greater tax liabilities for shareholders. Frequent trading risk may cause the Fund’s performance to be less than expected.

Rebalancing Risk. If for any reason the Fund is unable to rebalance all or a portion of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund may be over- or under-exposed to the returns of the Wild Index. Additionally, because the market for Wild Index Futures Contracts is nascent and may be thinly traded, the Fund’s own trading activity, including purchases, sales, and rolling of contracts, could materially influence the prices of Wild Index Futures Contracts. If the Fund represents a significant portion of the open interest or trading volume, its activity could move prices against it, resulting in higher costs and reduced returns. If other market participants anticipate the Fund’s trading patterns, they may engage in front-running or other anticipatory trading strategies that further increase the Fund’s transaction costs. The trading activity associated with such transactions will contribute to the existing trading volume on the underlying futures contracts and may adversely affect the market price of such underlying futures contracts.

Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or systems failures. The Fund and the Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

Valuation Risk. The Fund or the Subsidiary may hold securities or other assets that may be valued on the basis of factors other than market quotations. This may occur because the asset or security does not trade on a centralized exchange, or in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” assets or securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, there is no assurance that the Fund or the Subsidiary could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund or the Subsidiary would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund or the Subsidiary at that time. The Fund’s ability to value investments may be impacted by technological issues or errors by pricing services or other third-party service providers.

New Fund Risk. As of the date of this prospectus, the Fund has no operating history and currently has fewer assets than larger funds. Like other new funds, large inflows and outflows may impact the Fund’s market exposure for limited periods of time. This impact may be positive or negative, depending on the direction of market movement during the period effected.

Risks Related to Trading of Shares

Trading Issues Risk. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. The Fund may have difficulty maintaining its listing on the Exchange in the event the Fund’s assets are small, the Fund does not have enough shareholders, or if the Fund is unable to proceed with creation and/or redemption orders.

Authorized Participant Concentration Risk. Only an “authorized participant” or “AP” (i.e., broker-dealers and large institutional investors that have entered into participation agreement with the Fund) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that act as APs on an agency basis (i.e. on behalf of other market participants). To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem, in either of these cases, Shares may trade at a discount to the Fund’s net asset value and possibly face delisting.

Market Maker Risk. If the Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of Shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s net asset value and the price at which the Shares are trading on the Exchange, which could result in a decrease in value of the Shares. In addition, decisions by market makers or APs to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Shares trading at a discount to net asset value and also in greater than normal intra-day bid-ask spreads for Shares.

Premium/Discount Risk. The market price of the Fund’s Shares will generally fluctuate in accordance with changes in the Fund’s net asset value as well as the relative supply of and demand for Shares on the Exchange. The Fund’s market price may deviate from the value of the Fund’s underlying portfolio holdings, particularly in time of market stress, with the result that investors may pay more or receive less than the underlying value of the Shares bought or sold. The Adviser cannot predict whether Shares will trade below, at, or above their net asset value because the Shares trade on the Exchange at market prices and not at net asset value. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related, but not identical, to the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. However, given that Shares can only be purchased and redeemed in Creation Units, and only to and from broker-dealers and large institutional investors that have entered into participation agreements (unlike shares of closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset value), the Adviser believes that large discounts or premiums to the net asset value of Shares should not be sustained. In addition, because the Fund provides exposure to the statistical performance of a single professional sports team, demand for Shares may be influenced by fan loyalty, emotional attachment, and team-related sentiment rather than by rational assessments of the Fund’s expected risk-adjusted returns. These demand patterns could increase intraday volatility in Fund Shares, widen bid-ask spreads, and result in investors purchasing or selling Shares at prices that do not reflect the Fund’s underlying NAV. During stressed market conditions, the market for the Fund’s Shares may become less liquid in response to deteriorating liquidity in the market for the Fund’s underlying portfolio holdings, which could in turn lead to differences between the market price of the Fund’s Shares and their net asset value. This can be reflected as a spread between the bid and ask prices for the Fund quoted during the day or a premium or discount in the closing price from the Fund’s NAV.

Active Market Risk. Although the Shares are listed for trading on the Exchange, there can be no assurance that an active trading market for the Shares will develop or be maintained. Shares trade on the Exchange at market prices that may be below, at or above the Fund’s net asset value. Securities, including the Shares, are subject to market fluctuations and liquidity constraints that may be caused by such factors as economic, political, or regulatory developments, changes in interest rates, and/or perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments.

Cash Transaction Risk. Most ETFs generally make in-kind redemptions to avoid being taxed at the fund level on gains on the distributed portfolio securities. However, unlike most ETFs, the Fund currently intends to effect some or all redemptions for cash, rather than in-kind, because of the nature of the Fund’s investments. The Fund may be required to sell portfolio securities to obtain the cash needed to distribute redemption proceeds, which involves transaction costs that the Fund may not have incurred had it effected redemptions entirely in kind. These costs may include brokerage costs and/or taxable gains or losses, which may be imposed on the Fund and decrease the Fund’s NAV to the extent such costs are not offset by a transaction fee payable to an AP. If the Fund recognizes gain on these sales, this generally will cause the Fund to recognize gain it might not otherwise have recognized if it were to distribute portfolio securities in-kind, or to recognize such gain sooner than would otherwise be required. This may decrease the tax efficiency of the Fund compared to ETFs that utilize an in-kind redemption process, and there may be a substantial difference in the after-tax rate of return between the Fund and other ETFs.

Risks Related to Regulation, External Factors, and Federal Income Tax Consequences

Tax Risk. The Fund intends to elect and to qualify each year to be treated as a RIC under Subchapter M of the Code. As a RIC, the Fund will not be subject to U.S. federal income tax on the portion of its net investment income and net capital gain that it distributes to shareholders, provided that it satisfies certain requirements of the Code. If the Fund does not qualify as a RIC for any taxable year and certain relief provisions are not available, the Fund’s taxable income will be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed. Additionally, buying securities shortly before the record date for a taxable dividend or capital gain distribution is commonly known as “buying the dividend.” In the event a shareholder purchases Shares shortly before such a distribution, the entire distribution may be taxable to the shareholder even though a portion of the distribution effectively represents a return of the purchase price. To comply with the asset diversification test applicable to a RIC, the Fund will limit its investments in the Subsidiary to 25% of the Fund’s total assets at the end of each tax quarter. The investment strategy of the Fund will cause the Fund to hold substantially more than 25% of the Fund’s total assets in investments in the Subsidiary the majority of the time. The Fund intends to manage the exposure to the Subsidiary so that the Fund’s investments in the Subsidiary do not exceed 25% of the total assets at the end of any tax quarter. If the Fund’s investments in the Subsidiary were to exceed 25% of the Fund’s total assets at the end of a tax quarter, the Fund, generally, has a grace period to cure such lack of compliance. If the Fund fails to timely cure, it may no longer be eligible to be treated as a RIC.

Because Wild Index Futures Contracts produce non-qualifying income for purposes of qualifying as a RIC, the Fund makes its investments in Wild Index Futures Contracts through the Subsidiary. The Fund intends to treat any income it may derive from the futures contracts received by the Subsidiary as “qualifying income” under the provisions of the Code applicable to RICs. The IRS has issued PLRs provided to third parties not associated with the Fund or its affiliates (which only those parties may rely on as precedent) concluding that similar arrangements resulted in qualifying income. Many of such PLRs have now been revoked by the IRS. In March of 2019, the Internal Revenue Service published Regulations that concluded that income from a corporation similar to the Subsidiary would be qualifying income, if the income is related to the Fund’s business of investing in stocks or securities. Although the Regulations do not require distributions from the Subsidiary, the Fund intends to cause the Subsidiary to make distributions that would allow the Fund to make timely distributions to its shareholders. The Fund generally will be required to include in its own taxable income the income of the Subsidiary for a tax year, regardless of whether the Fund receives a distribution of the Subsidiary’s income in that tax year, and this income would nevertheless be subject to the distribution requirement for qualification as a RIC and would be taken into account for purposes of the 4% excise tax.

If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions.

Subsidiary Regulatory Investment Risk. Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary are organized, respectively, could result in the inability of the Fund to operate as intended and could negatively affect the Fund and its shareholders. The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. However, as the Subsidiary is wholly-owned by the Fund, and the investors of the Fund will have the investor protections of the 1940 Act, the Fund as a whole—including the Subsidiary—will provide investors with 1940 Act protections.

Commodity Regulatory Risk. The Fund’s use of commodity futures subject to regulation by the CFTC has caused the Fund to be classified as a “commodity pool” and this designation requires that the Fund comply with CFTC rules, which may impose additional regulatory requirements and compliance obligations. The Fund’s investment decisions may need to be modified, and commodity contract positions held by the Fund may have to be liquidated at disadvantageous times or prices, to avoid exceeding any applicable position limits established by the CFTC, potentially subjecting the Fund to substantial losses. The regulation of commodity transactions in the United States is subject to ongoing modification by government, self-regulatory and judicial action. The effect of any future regulatory change with respect to any aspect of the Fund is impossible to predict, but could be substantial and adverse to the Fund.

Regulatory Risk. The regulatory framework governing sports-linked financial instruments is evolving and subject to significant uncertainty. Wild Index Futures Contracts are a novel instrument class for which there is limited regulatory precedent. The CFTC has broad discretionary authority to determine whether particular contracts are consistent with the public interest, including authority to disapprove or direct an exchange to delist contracts that the CFTC determines involve gaming, are unlawful, or otherwise run contrary to the purposes of the CEA. The CFTC has recently proposed amendments to its rules concerning event contracts, commonly referred to as prediction markets, to specify which contracts may be determined contrary to the public interest and therefore may not be listed for trading or accepted for clearing on or through a CFTC-regulated entity. The CFTC or the listing exchange could, at any time and without advance notice, impose new conditions, margin or position-limit requirements, reporting obligations, trading halts, settlement adjustments, or delisting actions. Any such changes could, among other things; (i) impair the Fund’s ability to establish, maintain, or close positions; (ii) require the Fund to liquidate positions at disadvantageous prices; (iii) alter the economic characteristics on which the Fund relies; or (iv) render the Fund’s principal investment strategy impractical. In addition, future legislative, judicial, or administrative developments could retroactively affect the permissibility, settlement mechanics, or availability of Wild Index Futures Contracts. These developments may occur abruptly and may not provide mechanisms for investor recourse or for the orderly unwind of positions. There can be no assurance that the regulatory environment for sports-linked financial instruments will remain stable or favorable.

Cyber Security Risk. The Fund is susceptible to operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding, but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the Fund’s third-party service providers, such as its administrator, transfer agent, or custodian, as applicable, or issuers in which the Fund invests, can also subject the Fund to many of the same risks associated with direct cyber security breaches. While the Fund has established business continuity plans and risk management systems designed to reduce the risks associated with cyber security, there are inherent limitations in such plans and systems. Additionally, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third-party service providers.

Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, Wild, tsunamis and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics (for example, the novel coronavirus COVID-19), have been and can be highly disruptive to economies and markets and have recently led, and may continue to lead, to increased market volatility and significant market losses. Such natural disaster and health crises could exacerbate political, social, and economic risks, and result in significant breakdowns, delays, shutdowns, social isolation, and other disruptions to important global, local and regional supply chains affected, with potential corresponding results on the operating performance of the Fund and its investments. A climate of uncertainty and panic, including the contagion of infectious viruses or diseases, may adversely affect global, regional, and local economies and reduce the availability of potential investment opportunities, and increases the difficulty of performing due diligence and modeling market conditions, potentially reducing the accuracy of financial projections. Under these circumstances, the Fund may have difficulty achieving its investment objectives which may adversely impact Fund performance. Further, such events can be highly disruptive to economies and markets, significantly disrupt the operations of individual companies (including, but not limited to, the Fund’s investment advisor, third party service providers, and counterparties), sectors, industries, markets, securities and commodity exchanges, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. These factors can cause substantial market volatility, exchange trading suspensions and closures, changes in the availability of and the margin requirements for certain instruments, and can impact the ability of the Fund to complete redemptions and otherwise affect Fund performance and Fund trading in the secondary market. A widespread crisis would also affect the global economy in ways that cannot necessarily be foreseen. How long such events will last and whether they will continue or recur cannot be predicted. Impacts from these could have a significant impact on the Fund’s performance, resulting in losses to your investment.

Performance

As of the date of this prospectus, the Fund has not yet commenced operations and therefore does not have a performance history. Once available, the Fund’s performance information will be accessible on the Fund’s website at www.volatilityshares.com and will provide some indication of the risks of investing in the Fund.

Management

Investment Adviser

Volatility Shares LLC

Portfolio Managers

The following persons serve as portfolio managers of the Fund.

•	Charles Lowery — Chief Investment Officer, Volatility Shares
•	Anand Desai — Head of Portfolio Management, Volatility Shares
•	Dustin Shidaker — Portfolio Manager, Volatility Shares

Each of the portfolio managers is primarily and jointly responsible for the day-to-day management of the Fund. Each of the Fund’s portfolio managers have served in such capacity since the Fund’s inception.

Purchase and Sale of Shares

The Fund issues and redeems Shares on a continuous basis, at NAV, only in large blocks of shares called “Creation Units.” Individual Shares may only be purchased and sold on the secondary market through a broker-dealer at a market price. Since Shares trade on securities exchanges in the secondary market at their market price rather than their NAV, the Shares may trade at a price greater than (premium) or less than (discount) the Fund’s NAV. An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). Recent information, including the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is available online at www.volatilityshares.com.

Tax Information

The Fund’s distributions will generally be taxable as ordinary income, returns of capital or capital gains. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser and Foreside Fund Services, LLC, the Fund’s distributor (the “Distributor”), may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Montreal Canadiens ETF

Investment Objective

The Montreal Canadiens ETF (the “Fund” or “[__]”) seeks to provide investment results, before fees and expenses, that correspond to the performance of futures contracts on the CME FSPI NHL Montreal Canadiens Index.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell Shares. Investors may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example set forth below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	[___]	%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses(1)	0.00%
Total Annual Fund Operating Expenses	[___]	%

(1)	“Other Expenses” are estimates based on the expenses the Fund expects to incur for the current fiscal year.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels. This example does not include the brokerage commissions that investors may pay to buy and sell Shares.

Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years
$[__]	$[___]

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. Because the Fund is new, portfolio turnover information is unavailable at this time.

Principal Investment Strategies

The Fund is an exchange-traded fund (“ETF”) that seeks to achieve its investment objective primarily through investments in futures contracts on the CME FSPI NHL Montreal Canadiens Index, which is a non-investable index (the “Canadiens Index”). The Canadiens Index is designed to systemically measure the cumulative team performance of the Montreal Canadiens only during games played over the regular and post-season. The Canadiens Index is a transparent, rules-based system using official league statistics, where positive actions add points and negative actions subtract points. The Canadiens Index is based on fifty-five statistical measures of performance and results of team games (wins, losses and ties) that results in continuous, live statistical values that underpin the value of the Canadiens Index which is calculated into a trackable and tradable number. The Canadiens Index is based solely on these statistical factors, and the performance of other professional hockey teams in the National Hockey League® (the “NHL”), or events outside of on-ice performance by the Montreal Canadiens, will not impact the value of the Canadiens Index.

The Canadiens Index has an initial standardized base value of 7,500 before the season and moves up or down based on officially reported statistics from each game, including real-time movement during regular season and postseason play. At the conclusion of the postseason, the Canadiens Index value resets to 7,500.

The Canadiens Index is maintained and calculated by FutureSports (the “Index Provider”). The Canadiens Index methodology is designed to align with the International Organization of Securities Commissions (“IOSCO”) Principles for Financial Benchmarks and supported by published governance, oversight and methodology change procedures. The NHL serves as the official data source for the Canadiens Index but does not participate in index determination or governance.

The Fund obtains exposure to the Canadiens Index by investments in futures contracts that reference the Canadiens Index and that trade on an exchange registered with the Commodity Futures Trading Commission (“Canadiens Index Futures Contracts”), and cash, cash-like instruments or high quality securities that serve as collateral to the Fund’s investments in Canadiens Index Futures Contracts (“Collateral Investments”).

Under normal circumstances, the Fund will invest at least 80% of the value of its net assets (plus borrowings for investment purposes) in Canadiens Index-Linked Instruments. For purposes of this policy, “Canadiens Index-Linked Instruments” means (i) Canadiens Index Futures Contracts; (ii) shares of other investment companies registered under the Investment Company Act of 1940 (the “1940 Act”) that invest in similar assets to those in which the Fund may invest (“Other Investment Companies”); (iii) exchange traded options on the Canadiens Index or shares of Other Investment Companies; and (iv) swap agreement transactions that reference Canadiens Index Futures Contracts, Other Investment Companies, or the Canadiens Index. Certain Canadiens Index-Linked Instruments, such as Other Investment Companies or options thereon, are currently unavailable for investment, though are expected to become available in the future.

The Fund expects to gain investment exposure to the Canadiens Index by investing a portion of its assets in a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”).

The Fund does not invest directly in prediction markets, event contracts or other instruments that provide exposure to individual sporting event or season-long outcomes or to investments that provide exposure to the financial performance of individual sports teams or leagues. Instead, the Fund seeks to benefit from increases in the price of Canadiens Index Futures Contracts.

The investment adviser to the Fund and the Subsidiary is Volatility Shares LLC (the “Adviser” or “Volatility Shares”). The Adviser oversees the Fund and implements the day-to-day portfolio management responsibilities for the Fund. In serving as investment adviser to the Fund, the Adviser does not conduct conventional investment research or analysis or forecast market movement or trends.

The Fund is classified as a “non-diversified company” under the 1940 Act. The Fund will not concentrate its investments in securities of issuers in any industry or group of industries, as the term “concentrate” is used in the 1940 Act, except that the Fund may invest more than 25% of its total assets in Canadiens Index-Linked Instruments.

The Montreal Canadiens

The Montreal Canadiens are a professional ice hockey team based in Montreal, Quebec, competing in the Atlantic Division of the NHL’s Eastern Conference. During the 2025–2026 season, the Canadiens finished third in the Atlantic Division, ranking 5th in standings points, 6th in goals for, 18th in goals against, and 9th in goal differential. The Canadiens were founded in 1909 by J. Ambrose O’Brien. The Canadiens are currently owned by the Molson family, with Geoff Molson serving as Owner and President since 2009. The team has won twenty-four Stanley Cup championships, capturing titles in 1916, 1924, 1930, 1931, 1944, 1946, 1953, 1956, 1957, 1958, 1959, 1960, 1965, 1966, 1968, 1969, 1971, 1973, 1976, 1977, 1978, 1979, 1986, and 1993. Neither the Fund, the Trust, nor the Adviser is affiliated with the Montreal Canadiens.

Canadiens Index Futures Contracts

The Fund intends to typically enter into cash-settled Canadiens Index Futures Contracts as the “buyer,” except as detailed below.

In simplest terms, in a cash-settled futures market the counterparty pays cash to the buyer if the price of a futures contract goes up, and buyer pays cash to the counterparty if the price of the futures contract goes down. In order to maintain its exposure to the Canadiens Index, the Fund intends to exit its futures contracts as they near expiration and replace them with new futures contracts with a later expiration date. Futures contracts with a longer term to expiration may be priced higher than futures contracts with a shorter term to expiration, a relationship called “contango”. When rolling futures contracts that are in contango the Fund will close its long position by selling the shorter-term contract at a relatively lower price and buying a longer-dated contract at a relatively higher price. The presence of contango will adversely affect the performance of the Fund. Conversely, futures contracts with a longer term to expiration may be priced lower than futures contracts with a shorter term to expiration, a relationship called “backwardation”. When rolling long futures contracts that are in backwardation, the Fund will close its long position by selling the shorter-term contract at a relatively higher price and buying a longer-dated contract at a relatively lower price. The presence of backwardation may positively affect the performance of the Fund. Further, the returns of the Canadiens Index Futures Contracts may differ from that of the Canadiens Index due to the divergence in prices or the costs associated with investing in futures contracts, which may negatively impact the Fund’s returns.

The Fund invests in Canadiens Index Futures Contracts indirectly via the Subsidiary. The Subsidiary and the Fund will have the same investment adviser and investment objective. The Subsidiary will also follow the same general investment policies and restrictions as the Fund. Except as noted herein, for purposes of this Prospectus, references to the Fund’s investment strategies and risks include those of the Subsidiary. The Fund complies with the provisions of the 1940 Act governing investment policies and capital structure and leverage on an aggregate basis with the Subsidiary. Furthermore, the Adviser, as the investment adviser to the Subsidiary, complies with the provisions of the 1940 Act relating to investment advisory contracts as it relates to its advisory agreement with the Subsidiary. The Subsidiary also complies with the provisions of the 1940 Act relating to affiliated transactions and custody. Because the Fund intends to qualify for treatment as a regulated investment company (a “RIC”) under the Internal Revenue Code of 1986 (the “Code”), the size of the Fund’s investment in the Subsidiary will not exceed 25% of the Fund’s total assets at or around each quarter end of the Fund’s fiscal year. In order to qualify as a RIC, the Fund will have to reduce its exposure to its Subsidiary on or around the end of each of the Fund’s fiscal quarter ends. The Fund expects to reduce its exposure to its Subsidiary during these periods by investing in certain other investments as described below. During these periods, the Fund may not achieve its investment objective. At other times of the year, the Fund’s investments in the Subsidiary will significantly exceed 25% of the Fund’s total assets. The Subsidiary’s custodian is U.S. Bank, N.A.

If circumstances occur where market prices for Canadiens Index Futures Contracts were not readily available, the Fund would fair value its Canadiens Index Futures Contracts in accordance with its pricing and valuation policy and procedures for fair value determinations. Pursuant to those policies and procedures, the Adviser would consider various factors, such as pricing history; market levels prior to price limits or halts; and supply, demand, and open interest in Canadiens Index Futures Contracts, among other factors. The Adviser would document its proposed pricing and methodology, detailing the factors that entered into the valuation.

Collateral Investments

The Fund will also invest its assets in Collateral Investments. The Collateral Investments may consist of high-quality securities, which include: (1) U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury; (2) investment companies registered under the 1940 Act that invest in high-quality securities; and/or (3) corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by businesses that are rated investment grade or determined by the Adviser to be of comparable quality. For these purposes, “investment grade” is defined as investments with a rating at the time of purchase in one of the four highest categories of at least one nationally recognized statistical rating organization (e.g., BBB- or higher from S&P Global Ratings or Baa3 or higher from Moody’s Investors Service, Inc.).

The Collateral Investments are designed to provide liquidity, serve as margin, or otherwise collateralize the Subsidiary’s investments in Canadiens Index-Linked Instruments. The Fund expects that it will primarily invest its assets, and that the Subsidiary will primarily invest its assets, in Collateral Investments that are “securities,” as such term is defined under the 1940 Act.

Other Investments

In order to help the Fund maintain exposure to the Canadiens Index, maintain its tax status as a RIC on days in and around quarter-end, help the Fund maintain its desired exposure to Canadiens Index Futures Contracts when it is approaching or has exceeded position limits or accountability levels, or because of liquidity or other constraints, the Fund may invest in the following:

Reverse Repurchase Agreements

The Fund may invest in reverse repurchase agreements which are a form of borrowing in which the Fund sells portfolio securities to financial institutions and agrees to repurchase them at a mutually agreed-upon date and price that is higher than the original sale price, and use the proceeds for investment purchases.

As a result of the Fund repurchasing the securities at a higher price, the Fund will lose money by engaging in reverse repurchase agreement transactions.

As noted above, because the Fund intends to qualify for treatment as a RIC under the Code, the size of the Fund’s investment in the Subsidiary will not exceed 25% of the Fund’s total assets at or around each quarter end of the Fund’s fiscal year (the “Asset Diversification Test”). At other times of the year, the Fund’s investments in the Subsidiary will significantly exceed 25% of the Fund’s total (or gross) assets.

When the Fund seeks to reduce its total assets exposure to the Subsidiary, it may use the short-term Treasury Bills it owns (and purchase additional Treasury Bills as needed) to transact in reverse repurchase agreement transactions, which are ostensibly loans to the Fund. Those loans will increase the gross assets of the Fund, which the Adviser expects will allow the Fund to meet the Asset Diversification Test. When the Fund enters into a reverse repurchase agreement, it will either (i) be consistent with Section 18 of the 1940 Act and maintain asset coverage of at least 300% of the value of the reverse repurchase agreement; or (ii) treat the reverse repurchase agreement transactions as derivative transactions for purposes of Rule 18f-4 under the 1940 Act (“Rule 18f-4”), including as applicable, the value-at-risk based limit on leverage risk.

Other Investment Companies

The Fund may invest in shares of Other Investment Companies, that is, shares of investment companies registered under the 1940 Act that invest in similar assets to those in which the Fund may invest.

Exchange-traded option contracts on shares of Other Investment Companies.

The Fund may invest in exchange-listed option contracts on shares of Other Investment Companies, which invest in similar assets to those in which the Fund may invest. An option is a contract that gives the purchaser of the option, in return for the premium paid, the right to buy shares of an investment company, from the writer of the option (in the case of a call option), or to sell shares of the investment company to the writer of the option (in the case of a put option) at a designated price during the term of the option. The premium paid by the buyer of an option will reflect, among other things, the relationship of the exercise price to the market price and the volatility of the shares of the investment company, the remaining term of the option, supply, demand, interest rates and/or currency exchange rates. The Fund may utilize “American” style options or “European” style options. American style options are exercisable on any date prior to the expiration date of the option contract. In contrast, European style options are exercisable only on the expiration date of the option contract.

Swaps that reference Canadiens Index Futures Contracts, Other Investment Companies, or the Canadiens Index.

Swap contracts are transactions entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a swap transaction, the Fund and a counterparty will agree to exchange or “swap” payments based on the change in value of an underlying asset or benchmark. For example, the two parties may agree to exchange the return (or differentials in rates of returns) earned or realized on a particular investment or instrument. In the case of the Fund, the reference asset can be Canadiens Index Futures Contracts, Other Investment Companies or the Canadiens Index.

Principal Risks

As with all investments, there are certain risks of investing in the Fund. Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective. An investment in the Fund does not represent a complete investment program. An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, the Adviser or any of their affiliates. You should consider carefully the following risks before investing in the Fund.

Each risk noted below is considered a principal risk of investing in the Fund, regardless of the order in which it appears. The significance of each risk factor below may change over time and you should review each risk factor carefully.

Risks Specific to the Fund’s Investments

Investment Strategy Risk. The Fund, through the Subsidiary, invests primarily in Canadiens Index Futures Contracts. The Fund does not invest directly in prediction markets, event contracts or other instruments that provide exposure to individual sporting event or season-long outcomes or to investments that provide exposure to the financial performance of individual sports teams or leagues. Instead, the Fund seeks to benefit from increases in the price of Canadiens Index Futures Contracts. The price of Canadiens Index Futures Contracts may not be an accurate measure of the Canadiens Index. Consequently, the Fund may perform differently from the performance of the Canadiens Index. There can be no guarantee that the performance of Canadiens Index Futures Contracts will be highly correlated to the performance of the Canadiens Index. Transaction costs (including the costs associated with futures investing), position limits, the availability of counterparties and other factors may impact the cost and pricing of Canadiens Index Futures Contracts and decrease the correlation between the performance of Canadiens Index Futures Contracts and the Canadiens Index, over short- or long-term periods. In addition, the performance of back-month Canadiens Index Futures Contracts is likely to differ more significantly from the performance of the Canadiens Index. To the extent the Fund is invested in back-month Canadiens Index Futures Contracts, the performance of the Fund should be expected to deviate more significantly from the performance of the Canadiens Index. Moreover, because the Canadiens Index is uninvestable, the Fund can only gain exposure through futures contracts and other derivatives, and differences between the prices of those instruments and the levels of the Canadiens Index may result in the Fund experiencing larger losses or smaller gains than would be implied by changes in the Canadiens Index alone.

Sports Performance Risk. The Fund’s investment strategy is inherently speculative. The value of Canadiens Index Futures Contracts is derived from the statistical performance of a single professional sports team as measured by the Canadiens Index. Successfully investing in Canadiens Index Futures Contracts requires that the team tracked by the index performs well statistically over the course of a season, an outcome that is inherently uncertain and subject to numerous unpredictable variables, including player health, competitive dynamics, coaching decisions, and random variation in athletic performance. The Canadiens Index may decline in value, and there can be no assurance that the team tracked by the index will perform at or above the levels implied by the prices of Canadiens Index Futures Contracts at the time the Fund obtains exposure.

On-Ice Performance and Competitive Results Risk. The Fund’s investment performance is linked to the on-ice statistical performance of a single NHL team during the regular season and, if applicable, the playoffs. The prices of Canadiens Index Futures Contracts are expected to rise when the team performs well statistically and to fall when the team performs poorly. Competitive results in professional hockey are inherently unpredictable and can be influenced by factors entirely outside the team’s control, including the performance of opposing teams, referee calls, random puck bounces, weather affecting travel, and in-game injuries. A team may enter a season with high expectations based on roster strength, coaching hires, or offseason acquisitions, only to underperform due to chemistry issues, unexpected injuries to key players, player slumps, or tactical mismatches against divisional opponents. The NHL season extends over several months and includes 82 regular season games per team, during which even a strong team may experience prolonged losing streaks that cause material declines in the Canadiens Index. If the team fails to make the playoffs, the Fund will not benefit from any potential uplift in index value that could accompany postseason success. Conversely, early playoff elimination could cause sharp declines in futures prices if the market had priced in deeper postseason performance. Because the Fund is concentrated in a single NHL team, there is no opportunity to offset poor on-ice performance by gaining exposure to a stronger team or a different sport.

Canadiens Index Investing Risk. The Fund is indirectly exposed to the risks of the Canadiens Index through its investments in Canadiens Index Futures Contracts and other Canadiens Index-Linked Instruments. The Fund does not invest in the Canadiens Index, which is an uninvestable index. The performance of the Canadiens Index will be very different from a portfolio of Canadiens Index Futures Contracts.

The Canadiens Index moves up or down based on officially reported statistics from every game, match, or event throughout the regular season and postseason. Positive statistical actions (e.g., goals scored, points earned) add value to the index, while negative actions (e.g., opponent scoring, penalties or setbacks) subtract value. Poor statistical performance by the Montreal Canadiens could have a significant negative impact on the level of the Canadiens Index and therefore the value of the Fund. In addition, unlike instruments that are based on tradable reference assets, the Canadiens Index Futures Contracts and Canadiens Index-Linked Instruments are tied to an index that is not directly investable and, thus, have settlement prices based on the calculation of that index, not the price of a tradable asset.

Concentrated Single-Team Exposure Risk. The Fund’s investment strategy results in concentrated exposure to a single professional sports team’s statistical performance (i.e., the Montreal Canadiens) as measured by an index. Unlike diversified funds that spread risk across multiple asset classes, sectors, or issuers, the Fund’s performance is primarily driven by the statistical output of one team over the course of a season. As a result, the Fund is more susceptible to risks affecting that team, including player injuries, suspensions, trades, retirements, coaching changes, front-office turnover, league sanctions, labor disputes, lockouts, or other events that directly or indirectly influence the team’s on-ice statistical performance. This degree of concentration will likely increase volatility in the Fund’s NAV, heighten the likelihood of significant losses over short periods, and cause the Fund’s returns to diverge substantially from those of more diversified investments. Additionally, because the Fund is concentrated in a single team, it is inherently concentrated in a single professional sports league. This subjects the Fund to league-specific risks, including league-wide labor disputes, broad scandal, changes to the structure or rules of the league, or events that cause the cancellation or suspension of games. The Fund has no ability to rotate exposure into a different team, sport, or league in response to adverse developments affecting the team to which it has exposure.

Insider Trading and Information Asymmetry Risk. Unlike securities markets, which are governed by well-established insider trading prohibitions under the Securities Exchange Act of 1934, the legal framework governing trading on the basis of material, non-public information in the context of commodity futures is less developed. While the CFTC has broad anti-manipulation and anti-fraud authority under the Commodity Exchange Act (“CEA”), specific rules and judicial precedent addressing what constitutes improper trading on non-public information in the context of sports-linked futures remain nascent. Certain individuals may possess material, non-public information that could affect the statistical performance of the Canadiens Index and, consequently, the prices of Canadiens Index Futures Contracts. Such individuals may include, without limitation, team coaches, players, trainers, team medical staff, front office personnel, referees, officials, league personnel, or sports data providers. For example, undisclosed injuries to key players or undisclosed lineup changes could materially affect the level of the Canadiens Index. Such persons could trade Canadiens Index Futures Contracts or Fund Shares to profit from their informational advantage prior to public disclosure. There is no guarantee that exchanges, the CME, or the CFTC will successfully detect and prevent such trading, and the Fund has no means of preventing such individuals from purchasing or selling Fund Shares. The participation of informed insiders in the market for Canadiens Index Futures Contracts can create adverse selection for other market participants and distort market prices. Because the Fund is concentrated in a single team, the impact of insider trading on the Fund may be more pronounced than in markets with broader diversification.

League Credibility and Sports Integrity Risk. The Canadiens Index is calculated based on official league statistics derived from the games of a single professional sports team, and the integrity of those games is fundamental to the reliability of the index. Efforts to interfere with the team’s games, including match-fixing, point-shaving, or referee manipulation, could materially affect the statistical data upon which the Canadiens Index is based, create significant uncertainty regarding index levels, and cause pronounced price volatility in Canadiens Index Futures Contracts. Confirmed or suspected game interference may also prompt legislative or regulatory responses, including restrictions on sports-linked financial products or emergency rulemaking by the CFTC, that could restrict the listing or trading of Canadiens Index Futures Contracts. Even widely publicized allegations of interference, absent actual misconduct, could undermine market confidence in the Canadiens Index and the futures contracts that reference it.

Gaming and State Regulatory Litigation Risk. Exchanges that list sports-linked financial instruments, including Canadiens Index Futures Contracts, may be subject to legal challenges brought by state attorneys general, state gaming commissions, and other state-level actors asserting that such instruments constitute regulated gambling or gaming activity under state law, notwithstanding that such contracts are listed on a CFTC-regulated exchange. Such proceedings may assert that the listing of sports-linked contracts violates state gaming statutes, requires state gaming or sports wagering licenses, or constitutes an illegal gambling enterprise. These exchanges, and the CFTC in certain court filings, have asserted that the CEA and the CFTC’s exclusive jurisdiction over CFTC-regulated exchanges preempts state gaming regulations. There is no assurance that federal courts will rule in favor of federal preemption, and resolution may require years of litigation and potentially appellate review. An adverse ruling could result in the suspension or cessation of trading in Canadiens Index Futures Contracts, material operational restrictions, significant financial penalties, or the effective loss of the ability to list sports-linked futures. Any of these outcomes could materially and adversely affect the Fund’s ability to achieve its investment objective and could result in significant losses.

Platform and Distribution Restriction Risk. Broker-dealers, registered investment adviser platforms, wirehouses, and other financial intermediaries may refuse to list, recommend, or permit purchases of Fund Shares through their platforms due to the Fund’s association with sports performance outcomes and the perception that such products are akin to sports wagering, regardless of the Fund’s legal status as a registered investment company under the 1940 Act. Certain intermediaries may permit only unsolicited purchases, prohibit financial advisers from recommending the Fund, or exclude the Fund from model portfolios entirely. These restrictions could limit the Fund’s accessible investor base, constrain assets under management, reduce secondary market liquidity, widen bid-ask spreads, and increase the likelihood that Fund Shares will trade at significant premiums or discounts to net asset value. Even if an intermediary initially permits distribution, it may subsequently restrict access in response to adverse regulatory developments, reputational concerns, or changes in compliance policies. If a significant number of intermediaries refuse to distribute Fund Shares, the Fund may be unable to achieve sufficient scale, which could increase the Fund’s expense ratio, reduce trading volume, and impair the Fund’s ability to operate effectively.

Novel Market Risk. Canadiens Index Futures Contracts are a novel asset class with limited trading history. The market may not develop the depth, liquidity, or trading efficiency associated with more established futures markets, and its pricing may be influenced by factors unrelated to fundamental assessments of team performance, including speculative activity, behavioral biases, regulatory headlines, or concentrated participation by a limited number of traders. There is limited historical data on which to base expectations regarding future price behavior, volatility patterns, or the costs associated with maintaining exposure, and traditional risk metrics may not accurately capture the risks of investing in this market. There can be no assurance that the market for Canadiens Index Futures Contracts will achieve or sustain the level of participation, liquidity, and price discovery necessary for the Fund to effectively pursue its investment objective.

Limited Price Discovery and Market Depth Risk. Because Canadiens Index Futures Contracts are a newly created instrument class, the market may lack the depth, breadth, and participation necessary for reliable price discovery. Traditional commodity futures markets benefit from decades of participation by commercial hedgers, speculators, and arbitrageurs whose activities contribute to efficient pricing. The market for Canadiens Index Futures Contracts is expected to have few, if any, natural commercial hedgers, and may be dominated by retail speculators, algorithmic traders, or a small number of institutional participants. This concentrated participation could result in prices that do not accurately reflect fair value, wider bid-ask spreads, and elevated intraday price volatility. In thin markets, even modest order flow from the Fund could move prices against the Fund, increasing transaction costs and reducing returns. There can be no assurance that the market for Canadiens Index Futures Contracts will develop sufficient liquidity over time, and the Fund may be unable to establish or exit positions at prices the Fund considers favorable.

Seasonality and Offseason Risk. The Canadiens Index resets to a standardized base value prior to the start of each sports season and has a defined life cycle that ends following the postseason. Because the Fund tracks a single team in a single sport, the Fund is tied to that sport’s competitive calendar and has no ability to diversify across sports or rotate into a sport that is in-season when the team’s sport is not. During the playing season, the Canadiens Index moves in real-time based on officially reported game statistics, and the prices of Canadiens Index Futures Contracts are expected to reflect both the current index level and market expectations regarding future team performance. During the offseason, however, the Canadiens Index will not move because no games are being played, and the Fund’s exposure to Canadiens Index Futures Contracts will behave differently than during the playing season. The Fund anticipates maintaining exposure to Canadiens Index Futures Contracts during the offseason. Although the underlying index will be static during this period, the prices of Canadiens Index Futures Contracts may still fluctuate based on market expectations regarding the team’s prospects for the upcoming season, including coaching changes, player trades, draft picks, free agent signings, injury recovery timelines, training camp developments, and other factors that affect the market’s assessment of the team’s likely statistical performance. However, because the index itself is not moving during the offseason, the magnitude of futures price movements may be reduced relative to the playing season, and the relationship between futures prices and the underlying index level may be less predictable. There can be no assurance that the Fund’s offseason futures holdings will appreciate in value, and the Fund may experience losses during the offseason if market sentiment regarding the team’s upcoming season deteriorates. In addition, there can be no assurance that Canadiens Index Futures Contracts will be available in sufficient volume or at favorable pricing during the offseason or at the start of a new season.

League Discontinuation, Lockout, or Strike Risk. The Fund’s ability to invest in Canadiens Index Futures Contracts depends on the continued operation of the NHL and the playing of scheduled games. Labor disputes between the NHL and its players’ union could result in a lockout or strike that suspends or cancels all or a significant portion of a season. The NHL has previously experienced work stoppages, including a full-season cancellation in 2004-2005. During any such period, no games would be played, the Canadiens Index would not generate data, and trading in Canadiens Index Futures Contracts could be suspended or severely impaired. The Fund would be unable to pursue its investment strategy during such a period, may be forced to liquidate positions at disadvantageous prices, and could experience substantial losses. Even after a labor dispute is resolved, the shortened or restructured season could materially change the statistical patterns underlying the index methodology. In addition, force majeure events such as a pandemic, natural disaster, or other circumstances beyond the control of the league could cause widespread game cancellations or delays. There can be no assurance that the league will not experience a work stoppage or other extended interruption during the Fund’s investment period, or that the Fund will be able to recover any losses incurred as a result of such events.

Index Provider and Data Dependency Risk. The Canadiens Index is maintained and calculated by a single Index Provider, FutureSports. If the Index Provider were to experience operational failures, cease operations, lose its data feed from the applicable sports league, experience a cybersecurity breach, or otherwise become unable to calculate the Canadiens Index, Canadiens Index Futures Contracts may have no reliable reference value, which could materially and adversely affect the value of the Fund. In addition, the Canadiens Index is calculated solely on the basis of officially reported statistics from a single sports league. The league serves as the data source but does not participate in index determination or governance. If the league were to report incorrect statistics, issue post-game corrections, change how it reports or categorizes statistics, delay reporting, or discontinue the provision of data to the Index Provider, the settlement prices of Canadiens Index Futures Contracts could be based on erroneous or incomplete data. Furthermore, the Index Provider controls the methodology by which official statistics are translated into index points. If the Index Provider amends or discontinues its methodology, the behavior of the Canadiens Index could change materially and the futures market may not immediately price in such changes. The Canadiens Index is calculated in real-time while games are being played, which introduces latency, data-feed, and computational risks that differ from those associated with traditional financial indexes.

Trading Hours and Sporting Event Timing Risk. NHL games may occur during evening hours, on weekends, and on holidays when the Exchange is closed and when the market for Canadiens Index Futures Contracts may have limited or no trading activity. Because the Canadiens Index moves in real-time while games are being played, material index movements may occur during periods when investors are unable to buy or sell Shares or when Canadiens Index Futures Contracts are not actively trading. As a result, the opening price of Shares and the prices of Canadiens Index Futures Contracts on the next trading session may differ significantly from the prior session’s closing prices, potentially resulting in large gaps at the open. Shareholders may not be able to sell their Shares until after such a gap has been fully realized, resulting in an inability to mitigate losses in a declining market.

Futures Contracts Risk. Risks of futures contracts include: (i) an imperfect correlation between the value of the futures contract and the underlying asset; (ii) possible lack of a liquid secondary market; (iii) the inability to close a futures contract when desired; (iv) losses caused by unanticipated market movements, which may be unlimited; (v) an obligation for the Fund to make daily cash payments to maintain its required margin, particularly at times when the Fund may have insufficient cash; and (vi) unfavorable execution prices from rapid selling. Unlike equities, which typically entitle the holder to a continuing stake in a corporation, futures contracts normally specify a certain date for settlement in cash based on the reference asset. As the futures contracts approach expiration, they may be replaced by similar contracts that have a later expiration. This process is referred to as “rolling.” If the market for these contracts is in “contango,” meaning that the prices of futures contracts in the nearer months are lower than the price of contracts in the distant months, the sale of the near-term month contract would be at a lower price than the longer-term contract, resulting in a cost to “roll” the futures contract. The actual realization of a potential roll cost will be dependent upon the difference in price of the near and distant contract. Because the margin requirement for futures contracts is less than the value of the assets underlying the futures contract, futures trading involves a degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 40% of the value of the futures contract is deposited as margin, a subsequent 20% decrease in the value of the futures contract would result in a loss of half of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A decrease in excess of 40% would result in a loss exceeding the original margin deposit, if the futures contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount initially invested in the futures contract. However, the Fund would presumably have sustained comparable losses if, instead of investing in the futures contract, it had invested in the underlying financial instrument and sold it after the decline. Further, if the market for Canadiens Index Futures Contracts is in a period of contango, if the performance of the Canadiens Index and the price of Canadiens Index Futures Contracts were to decline, the Fund would experience the negative impact of contango. The impact of backwardation or contango may lead to the returns of the Fund to vary significantly from the total return of other price references. Additionally, in the event of a prolonged period of contango, and absent the impact of rising or falling pricing in the Canadiens Index, this could have a significant negative impact on the Fund’s NAV and total return.

Position Limits and Price Limits

The CFTC and various exchanges on which Canadiens Index Futures Contracts trade have established position limits and price limits for Canadiens Index Futures Contracts. Position limit regulation and price limit regulation serve distinct purposes and are regulated differently.

Position limits are designed to prevent excessive speculation that could cause sudden or unreasonable fluctuations in the price of a commodity. They limit the maximum number of contracts a person or entity can hold in a particular commodity.

Price limits are mechanisms to maintain orderly markets by restricting the price range within which futures contracts can trade during a trading session. They prevent extreme price movements that could disrupt market stability. Price limits are typically set as a percentage of the previous day's settlement price. When price limits are hit, trading may be halted or expanded depending on the product and regulatory rules. Unlike position limits, price limits do not restrict the number of contracts a trader can hold but rather the price at which those contracts can be traded. When a price limit is hit, the market for Canadiens Index Futures Contracts may temporarily halt until price limits can be expanded or trading may be stopped for the day.

If the Fund is unable to buy or sell Canadiens Index Futures Contracts as a result of position limits being hit or price limits that result in a halted or closed market—or for other reasons including limited liquidity in the market for Canadiens Index Futures Contracts, a disruption to the market for Canadiens Index Futures Contracts, or as a result of margin requirements, accountability levels, or other limitations imposed by the Fund’s futures commission merchants (“FCMs”), the listing exchanges, or the CFTC—the Adviser would take such action as it believes appropriate and in the best interest of the Fund in consideration of the facts and circumstances at such time, including: (i) investing in Canadiens Index-Linked Instruments that are not Canadiens Index Futures Contracts; (ii) requiring that authorized participants purchase and redeem in large blocks of shares called “Creation Units” through an exchange for related position (EFRP) method rather than in cash; (iii) applying increased authorized participant variable transaction fees for purchases or redemptions of Creation Units made in cash; or (iv) de-levering the Fund, relative to its investment objective, by an amount reflecting prevailing price limits. In addition, the Fund generally may suspend the issuance of Creation Units only for a limited time and only due to extraordinary circumstances, such as when the markets on which the ETF’s portfolio holdings are traded are closed for a limited period of time; that is to say, when the Fund is unable to increase its exposure to underlying assets.

Cost of Futures Investment Risk. When a Canadiens Index Futures Contract is nearing expiration, the Fund will generally sell it and use the proceeds to buy a Canadiens Index Futures Contract with a later expiration date. This is commonly referred to as “rolling”.

If the Fund rolls Canadiens Index Futures Contracts that are in contango, the Fund would sell a lower priced, expiring contract and purchase a higher priced, longer-dated contract. The price difference between the expiring contract and longer-dated contract associated with rolling Canadiens Index Futures Contracts is typically substantially higher than the price difference associated with rolling other futures contracts. Contango in the market for Canadiens Index Futures Contracts may have a significant adverse impact on the performance of the Fund and may cause Canadiens Index Futures Contracts and the Fund to underperform the Canadiens Index. Both contango and backwardation would reduce the Fund’s correlation to the Canadiens Index and may limit or prevent the Fund from achieving its investment objective. The impact of both contango and backwardation may also be greater to the extent the Fund invests in back-month Canadiens Index Futures Contracts.

Investment Capacity Risk. If the Fund’s ability to obtain exposure to Canadiens Index Futures Contracts consistent with its investment objective is disrupted for any reason, including but not limited to, limited liquidity in the market for Canadiens Index Futures Contracts, a disruption to the market for Canadiens Index Futures Contracts, or as a result of margin requirements or position limits imposed by the Fund’s FCMs, the CME, or the CFTC, and the Fund could not otherwise meet its investment objective through the use of other investments discussed above, the Fund would not be able to achieve its investment objective and may experience significant losses.

Liquidity Risk. The market for the Canadiens Index Futures Contracts may be subject to periods of illiquidity. During such times it may be difficult or impossible to buy or sell a position at the desired price. Market disruptions or volatility can also make it difficult to find a counterparty willing to transact at a reasonable price and sufficient size. Illiquid markets may cause losses, which could be significant. Large positions also increase the risk of illiquidity, which may make the Fund’s positions more difficult to liquidate, and increase the losses incurred while trying to do so.

Derivatives Risk. In addition to Canadiens Index Futures Contracts, the Fund may obtain exposure through the following other derivatives: (1) exchange traded options on Other Investment Companies and/or (2) swap agreement transactions that reference Canadiens Index Futures Contracts, Other Investment Companies, or the Canadiens Index.

Investing in derivatives may be considered aggressive and may expose the Fund to risks different from, or possibly greater than, the risks associated with investing directly in the reference asset(s) underlying the derivative (e.g., the securities or commodities contained in the Fund). The use of derivatives may result in larger losses or smaller gains than directly investing in securities or commodities. The risks of using derivatives include: (1) the risk that there may be imperfect correlation between the price of the financial instruments and movements in the prices of the reference asset(s); (2) the risk that an instrument is mispriced; (3) credit or counterparty risk on the amount a Fund expects to receive from a counterparty; (4) the risk that securities prices, interest rates and currency markets will move adversely and a Fund will incur significant losses; (5) the risk that the cost of holding a financial instrument might exceed its total return; and (6) the possible absence of a liquid secondary market for a particular instrument and possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to adjust a Fund’s position in a particular instrument when desired. Each of these factors may prevent a Fund from achieving its investment objective and may increase the volatility (i.e., fluctuations) of the Fund’s returns. Because derivatives often require limited initial investment, the use of derivatives also may expose a Fund to losses in excess of those amounts initially invested.

The performance of any Canadiens Index-Linked Instrument may not track the performance of its underlying benchmark due to embedded costs and other factors. Thus, to the extent the Fund invests in swaps that use a Canadiens Index-Linked Instrument as the reference asset, the Fund may be subject to greater correlation risk and may not achieve as high a degree of correlation with its investment objective than if the Fund only used Canadiens Index Futures Contracts.

Swap Agreements Risk. The Fund may enter into cash-settled swaps and other derivatives to gain exposure to an underlying asset without actually purchasing such asset. Swaps are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on a particular pre-determined interest rate, commodity, security, indexes, or other assets or measurable indicators. The primary risks associated with the use of swaps are mispricing or improper valuation, imperfect correlation between movements in the notional amount and the price of the underlying investments, and the failure of a counterparty to perform. If a counterparty’s creditworthiness for an over-the-counter swap declines, the value of the swap would likely decline. Moreover, there is no guarantee that the Fund could eliminate its exposure under an outstanding swap by entering into an offsetting swap with the same or another party. In addition, the Fund may use a combination of swaps on an underlying index.

Options Risk. The Fund may purchase exchange-traded options that reference shares of Other Investment Companies. Transactions in options generally require less capital than equivalent stock transactions. They may return smaller dollar figures but a potentially greater percentage of the investment than equivalent stock transactions. The potential profit is limited to the premium received for the contract. The potential loss can be unlimited. While leverage means the percentage returns can be significant, the amount of cash required is smaller than equivalent stock transactions. It is possible to lose the entire principal invested, and sometimes more. As an options holder, a Fund risks the entire amount of the premium it pays. But as an options writer, it takes on a much higher level of risk. For example, if the Fund writes an uncovered call, it faces unlimited potential loss, since there is no cap on how high a stock price can rise. When buying options, a Fund risks losing the premium paid, plus commissions and fees.

Reverse Repurchase Agreements Risk. The Fund may invest in reverse repurchase agreements. Reverse repurchase agreements are transactions in which the Fund sells portfolio securities to financial institutions such as banks and broker-dealers, and agrees to repurchase them at a mutually agreed-upon date and price which is higher than the original sale price. Reverse repurchase agreements are a form of leverage and the use of reverse repurchase agreements by the Fund may increase the Fund’s volatility. The Fund incurs costs, including interest expenses, in connection with the opening and closing of reverse repurchase agreements that will be borne by the shareholders.

Reverse repurchase agreements are also subject to the risk that the other party to the reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Fund. In situations where the Fund is required to post collateral with a counterparty, the counterparty may fail to segregate the collateral or may commingle the collateral with the counterparty’s own assets. As a result, in the event of the counterparty’s bankruptcy or insolvency, the Fund’s collateral may be subject to the conflicting claims of the counterparty’s creditors, and the Fund may be exposed to the risk of a court treating the Fund as a general unsecured creditor of the counterparty, rather than as the owner of the collateral. There can be no assurance that a counterparty will not default and that the Fund will not sustain a loss on a transaction as a result.

Reverse repurchase agreements also involve the risk that the market value of the securities sold by the Fund may decline below the price at which it is obligated to repurchase the securities. In addition, when the Fund invests the proceeds it receives in a reverse repurchase transaction, there is a risk that those investments may decline in value. In this circumstance, the Fund could be required to sell other investments in order to meet its obligations to repurchase the securities.

Risks Related to Investing in Other Investment Companies. The Fund may invest in long or short positions in Other Investment Companies (i.e., investment companies registered under the 1940 Act that invest in similar assets to those in which the Fund may invest). Investing in Other Investment Companies may involve duplication of advisory or management fees and certain other expenses. By investing in Other Investment Companies, the Fund becomes a shareholder of that Other Investment Company. As a result, Fund shareholders indirectly bear the Fund’s proportionate share of the fees and expenses paid by shareholders of the Other Investment Company, in addition to the fees and expenses Fund shareholders bear in connection with the Fund’s own operations. As a shareholder, the Fund must rely on the Other Investment Company to achieve its investment objective. The Fund’s performance may be magnified positively or negatively by virtue of its investment in the Other Investment Company. If the Other Investment Company fails to achieve its investment objective, the value of the Fund’s investment could decline, thus affecting the Fund’s performance. In addition, because certain Other Investment Company shares are listed on national stock exchanges and are traded like stocks on an exchange, their shares potentially may trade at a discount or a premium. Investments in such shares may be subject to brokerage and other trading costs, which could result in greater expenses to the Fund. Finally, because the value of certain Other Investment Company shares may depend on the demand in the market, the Adviser may not be able to liquidate the Fund’s holdings in those shares at the most optimal time, adversely affecting the Fund’s performance.

Collateral Investments Risk. The Fund’s use of Collateral Investments may include obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities, including bills, notes and bonds issued by the U.S. Treasury, investment companies registered under the 1940 Act that invest in high-quality securities and corporate debt securities, such as commercial paper.

Some securities issued or guaranteed by federal agencies and U.S. Government-sponsored instrumentalities may not be backed by the full faith and credit of the United States, in which case the investor must look principally to the agency or instrumentality issuing or guaranteeing the security for ultimate repayment, and may not be able to assert a claim against the United States itself in the event that the agency or instrumentality does not meet its commitment. The U.S. Government, its agencies and instrumentalities do not guarantee the market value of their securities, and consequently, the value of such securities may fluctuate. Although the Fund may hold securities that carry U.S. Government guarantees, these guarantees do not extend to the Shares.

Investment companies that invest in high-quality securities are subject to management fees and other expenses. Therefore, investments in these funds will cause the Fund to bear indirectly a proportional share of the fees and costs of the funds in which it invests. At the same time, the Fund will continue to pay its own management fees and expenses with respect to all of its assets, including any portion invested in the shares of such fund. It is possible to lose money by investing in investment companies that invest in high-quality securities.

Corporate debt securities such as commercial paper generally are short-term unsecured promissory notes issued by businesses. Corporate debt may carry variable or floating rates of interest. Corporate debt securities carry both credit risk and interest rate risk. Credit risk is the risk that the Fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it is due.

Asset Concentration Risk. Since the Fund may take concentrated positions in Canadiens Index Futures Contracts, the Fund’s performance may be hurt disproportionately and significantly by the poor performance of those positions to which it has significant exposure. Asset concentration makes the Fund more susceptible to any single occurrence affecting the underlying positions and may subject the Fund to greater market risk than more diversified funds.

Counterparty Risk. The Fund will be subject to credit risk (i.e., the risk that a counterparty is unwilling or unable to make timely payments or otherwise meet its contractual obligations) with respect to the amount the Fund expects to receive from counterparties to: Canadiens Index Futures Contracts; reverse repurchase agreements; swaps on Canadiens Index Futures Contracts, Other Investment Companies, or the Canadiens Index.

The Fund may be negatively impacted if a counterparty becomes bankrupt or otherwise fails to perform its obligations under such an agreement. The Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding and the Fund may obtain only limited recovery or may obtain no recovery in such circumstances. In order to attempt to mitigate potential counterparty credit risk, the Fund typically enters into transactions with major financial institutions.

The counterparty to an exchange-traded futures contract is subject to the credit risk of the clearing house and the FCM through which it holds its position. Specifically, the FCM or the clearing house could fail to perform its obligations, causing significant losses to the Fund. For example, the Fund could lose margin payments it has deposited with an FCM as well as any gains owed but not paid to the Fund, if the FCM or clearing house becomes insolvent or otherwise fails to perform its obligations. Credit risk of market participants with respect to derivatives that are centrally cleared is concentrated in a few clearing houses and it is not clear how an insolvency proceeding of a clearing house would be conducted and what impact an insolvency of a clearing house would have on the financial system. Under current CFTC regulations, a FCM maintains customers’ assets in a bulk segregated account. If a FCM fails to do so, or is unable to satisfy a substantial deficit in a customer account, its other customers may be subject to risk of loss of their funds in the event of that FCM’s bankruptcy. In that event, in the case of futures, the FCM’s customers are entitled to recover, even in respect of property specifically traceable to them, only a proportional share of all property available for distribution to all of that FCM’s customers. In addition, if the FCM does not comply with the applicable regulations, or in the event of a fraud or misappropriation of customer assets by the FCM, the Fund could have only an unsecured creditor claim in an insolvency of the FCM with respect to the margin held by the FCM. FCMs are also required to transfer to the clearing house the amount of margin required by the clearing house, which amount is generally held in an omnibus account at the clearing house for all customers of the FCM. In addition, the Fund may enter into futures contracts and repurchase agreements with a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. The Fund does not specifically limit its counterparty risk with respect to any single counterparty.

Further, there is a risk that no suitable counterparties are willing to enter into reverse repurchase agreements with the Fund, or continue to enter into, reverse repurchase agreement transactions with the Fund and, as a result, the Fund may not be able to achieve its investment objective. There is also the risk that the Fund may not be able to engage in reverse repurchase agreement transactions because suitable counterparties refuse to enter into transactions with the Fund. Contractual provisions and applicable law may prevent or delay the Fund from exercising its rights to terminate an investment or transaction with a financial institution experiencing financial difficulties, or to realize on collateral, and another institution may be substituted for that financial institution without the consent of the Fund. If the credit rating of a counterparty to a futures contract and/or repurchase agreement declines, the Fund may nonetheless choose or be required to keep existing transactions in place with the counterparty, in which event the Fund would be subject to any increased credit risk associated with those transactions. Also, in the event of a counterparty’s (or its affiliate’s) insolvency, the possibility exists that the Fund’s ability to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral, could be stayed or eliminated under special resolution regimes adopted in the United States, the European Union and various other jurisdictions. Such regimes provide government authorities with broad authority to intervene when a financial institution is experiencing financial difficulty. In particular, the regulatory authorities could reduce, eliminate, or convert to equity the liabilities to the Fund of a counterparty who is subject to such proceedings in the European Union (sometimes referred to as a “bail in”).

Credit Risk. An issuer or other obligated party of a debt security may be unable or unwilling to make dividend, interest and/or principal payments when due. In addition, the value of a debt security may decline because of concerns about the issuer’s ability or unwillingness to make such payments.

Debt Securities Risk. Investments in debt securities subject the holder to the credit risk of the issuer. Credit risk refers to the possibility that the issuer or other obligor of a security will not be able or willing to make payments of interest and principal when due. Generally, the value of debt securities will change inversely with changes in interest rates. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. During periods of falling interest rates, the income received by the Fund may decline. If the principal on a debt security is prepaid before expected, the prepayments of principal may have to be reinvested in obligations paying interest at lower rates. Debt securities generally do not trade on a securities exchange making them generally less liquid and more difficult to value than common stock.

Interest Rate Risk. Interest rate risk is the risk that the value of the debt securities in the Fund’s portfolio will decline because of rising market interest rates. Interest rate risk is generally lower for shorter term debt securities and higher for longer-term debt securities. Duration is a reasonably accurate measure of a debt security’s price sensitivity to changes in interest rates and a common measure of interest rate risk. Duration measures a debt security’s expected life on a present value basis, taking into account the debt security’s yield, interest payments and final maturity. In general, duration represents the expected percentage change in the value of a security for an immediate 1% change in interest rates. For example, the price of a debt security with a three-year duration would be expected to drop by approximately 3% in response to a 1% increase in interest rates. Therefore, prices of debt securities with shorter durations tend to be less sensitive to interest rate changes than debt securities with longer durations. As the value of a debt security changes over time, so will its duration.

Clearing Broker Risk. The Fund’s investments in exchange-traded futures contracts expose it to the risks of a clearing broker (or a FCM). Under current regulations, a clearing broker or FCM maintains customers’ assets in a bulk segregated account. There is a risk that Fund assets deposited with the clearing broker to serve as margin may be used to satisfy the broker’s own obligations or the losses of the broker’s other clients. In the event of default, the Fund could experience lengthy delays in recovering some or all of its assets and may not see any recovery at all. Furthermore, the Fund is subject to the risk that no FCM is willing or able to clear the Fund’s transactions or maintain the Fund’s assets. If the Fund’s FCMs are unable or unwilling to clear the Fund’s transactions, or if the FCM refuses to maintain the Fund’s assets, the Fund will be unable to have its orders for Canadiens Index Futures Contracts fulfilled or assets custodied. In such a circumstance, the performance of the Fund will likely deviate from the performance of changes in the Canadiens Index and may result in the proportion of Canadiens Index Futures Contracts in the Fund’s portfolio relative to the total assets of the Fund to decrease.

Non-Diversification Risk. The Fund is classified as a “non-diversified company” under the 1940 Act. As a result, the Fund is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by the diversification requirements imposed by the Code. The Fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly invested in certain issuers.

Risks Related to the Management of the Fund

Active Management Risk. The Fund is actively managed, and its performance reflects investment decisions that the Adviser makes for the Fund. Such judgments about the Fund’s investments may prove to be incorrect. If the investments selected and the strategies employed by the Fund fail to produce the intended results, the Fund could underperform as compared to other funds with similar investment objectives and/or strategies, or could have negative returns.

Frequent Trading Risk. The Fund regularly purchases and subsequently sells (i.e., “rolls”) individual futures contracts throughout the year so as to maintain a fully invested position. As the contracts near their expiration dates, the Fund rolls them over into new contracts. This frequent trading of contracts may increase the amount of commissions or mark-ups to broker-dealers that the Fund pays when it buys and sells contracts, which may detract from the Fund’s performance. High portfolio turnover may result in the Fund paying higher levels of transaction costs and may generate greater tax liabilities for shareholders. Frequent trading risk may cause the Fund’s performance to be less than expected.

Rebalancing Risk. If for any reason the Fund is unable to rebalance all or a portion of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund may be over- or under-exposed to the returns of the Canadiens Index. Additionally, because the market for Canadiens Index Futures Contracts is nascent and may be thinly traded, the Fund’s own trading activity, including purchases, sales, and rolling of contracts, could materially influence the prices of Canadiens Index Futures Contracts. If the Fund represents a significant portion of the open interest or trading volume, its activity could move prices against it, resulting in higher costs and reduced returns. If other market participants anticipate the Fund’s trading patterns, they may engage in front-running or other anticipatory trading strategies that further increase the Fund’s transaction costs. The trading activity associated with such transactions will contribute to the existing trading volume on the underlying futures contracts and may adversely affect the market price of such underlying futures contracts.

Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or systems failures. The Fund and the Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

Valuation Risk. The Fund or the Subsidiary may hold securities or other assets that may be valued on the basis of factors other than market quotations. This may occur because the asset or security does not trade on a centralized exchange, or in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” assets or securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, there is no assurance that the Fund or the Subsidiary could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund or the Subsidiary would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund or the Subsidiary at that time. The Fund’s ability to value investments may be impacted by technological issues or errors by pricing services or other third-party service providers.

New Fund Risk. As of the date of this prospectus, the Fund has no operating history and currently has fewer assets than larger funds. Like other new funds, large inflows and outflows may impact the Fund’s market exposure for limited periods of time. This impact may be positive or negative, depending on the direction of market movement during the period effected.

Risks Related to Trading of Shares

Trading Issues Risk. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. The Fund may have difficulty maintaining its listing on the Exchange in the event the Fund’s assets are small, the Fund does not have enough shareholders, or if the Fund is unable to proceed with creation and/or redemption orders.

Authorized Participant Concentration Risk. Only an “authorized participant” or “AP” (i.e., broker-dealers and large institutional investors that have entered into participation agreement with the Fund) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that act as APs on an agency basis (i.e. on behalf of other market participants). To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem, in either of these cases, Shares may trade at a discount to the Fund’s net asset value and possibly face delisting.

Market Maker Risk. If the Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of Shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s net asset value and the price at which the Shares are trading on the Exchange, which could result in a decrease in value of the Shares. In addition, decisions by market makers or APs to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Shares trading at a discount to net asset value and also in greater than normal intra-day bid-ask spreads for Shares.

Premium/Discount Risk. The market price of the Fund’s Shares will generally fluctuate in accordance with changes in the Fund’s net asset value as well as the relative supply of and demand for Shares on the Exchange. The Fund’s market price may deviate from the value of the Fund’s underlying portfolio holdings, particularly in time of market stress, with the result that investors may pay more or receive less than the underlying value of the Shares bought or sold. The Adviser cannot predict whether Shares will trade below, at, or above their net asset value because the Shares trade on the Exchange at market prices and not at net asset value. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related, but not identical, to the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. However, given that Shares can only be purchased and redeemed in Creation Units, and only to and from broker-dealers and large institutional investors that have entered into participation agreements (unlike shares of closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset value), the Adviser believes that large discounts or premiums to the net asset value of Shares should not be sustained. In addition, because the Fund provides exposure to the statistical performance of a single professional sports team, demand for Shares may be influenced by fan loyalty, emotional attachment, and team-related sentiment rather than by rational assessments of the Fund’s expected risk-adjusted returns. These demand patterns could increase intraday volatility in Fund Shares, widen bid-ask spreads, and result in investors purchasing or selling Shares at prices that do not reflect the Fund’s underlying NAV. During stressed market conditions, the market for the Fund’s Shares may become less liquid in response to deteriorating liquidity in the market for the Fund’s underlying portfolio holdings, which could in turn lead to differences between the market price of the Fund’s Shares and their net asset value. This can be reflected as a spread between the bid and ask prices for the Fund quoted during the day or a premium or discount in the closing price from the Fund’s NAV.

Active Market Risk. Although the Shares are listed for trading on the Exchange, there can be no assurance that an active trading market for the Shares will develop or be maintained. Shares trade on the Exchange at market prices that may be below, at or above the Fund’s net asset value. Securities, including the Shares, are subject to market fluctuations and liquidity constraints that may be caused by such factors as economic, political, or regulatory developments, changes in interest rates, and/or perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments.

Cash Transaction Risk. Most ETFs generally make in-kind redemptions to avoid being taxed at the fund level on gains on the distributed portfolio securities. However, unlike most ETFs, the Fund currently intends to effect some or all redemptions for cash, rather than in-kind, because of the nature of the Fund’s investments. The Fund may be required to sell portfolio securities to obtain the cash needed to distribute redemption proceeds, which involves transaction costs that the Fund may not have incurred had it effected redemptions entirely in kind. These costs may include brokerage costs and/or taxable gains or losses, which may be imposed on the Fund and decrease the Fund’s NAV to the extent such costs are not offset by a transaction fee payable to an AP. If the Fund recognizes gain on these sales, this generally will cause the Fund to recognize gain it might not otherwise have recognized if it were to distribute portfolio securities in-kind, or to recognize such gain sooner than would otherwise be required. This may decrease the tax efficiency of the Fund compared to ETFs that utilize an in-kind redemption process, and there may be a substantial difference in the after-tax rate of return between the Fund and other ETFs.

Risks Related to Regulation, External Factors, and Federal Income Tax Consequences

Tax Risk. The Fund intends to elect and to qualify each year to be treated as a RIC under Subchapter M of the Code. As a RIC, the Fund will not be subject to U.S. federal income tax on the portion of its net investment income and net capital gain that it distributes to shareholders, provided that it satisfies certain requirements of the Code. If the Fund does not qualify as a RIC for any taxable year and certain relief provisions are not available, the Fund’s taxable income will be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed. Additionally, buying securities shortly before the record date for a taxable dividend or capital gain distribution is commonly known as “buying the dividend.” In the event a shareholder purchases Shares shortly before such a distribution, the entire distribution may be taxable to the shareholder even though a portion of the distribution effectively represents a return of the purchase price. To comply with the asset diversification test applicable to a RIC, the Fund will limit its investments in the Subsidiary to 25% of the Fund’s total assets at the end of each tax quarter. The investment strategy of the Fund will cause the Fund to hold substantially more than 25% of the Fund’s total assets in investments in the Subsidiary the majority of the time. The Fund intends to manage the exposure to the Subsidiary so that the Fund’s investments in the Subsidiary do not exceed 25% of the total assets at the end of any tax quarter. If the Fund’s investments in the Subsidiary were to exceed 25% of the Fund’s total assets at the end of a tax quarter, the Fund, generally, has a grace period to cure such lack of compliance. If the Fund fails to timely cure, it may no longer be eligible to be treated as a RIC.

Because Canadiens Index Futures Contracts produce non-qualifying income for purposes of qualifying as a RIC, the Fund makes its investments in Canadiens Index Futures Contracts through the Subsidiary. The Fund intends to treat any income it may derive from the futures contracts received by the Subsidiary as “qualifying income” under the provisions of the Code applicable to RICs. The IRS has issued PLRs provided to third parties not associated with the Fund or its affiliates (which only those parties may rely on as precedent) concluding that similar arrangements resulted in qualifying income. Many of such PLRs have now been revoked by the IRS. In March of 2019, the Internal Revenue Service published Regulations that concluded that income from a corporation similar to the Subsidiary would be qualifying income, if the income is related to the Fund’s business of investing in stocks or securities. Although the Regulations do not require distributions from the Subsidiary, the Fund intends to cause the Subsidiary to make distributions that would allow the Fund to make timely distributions to its shareholders. The Fund generally will be required to include in its own taxable income the income of the Subsidiary for a tax year, regardless of whether the Fund receives a distribution of the Subsidiary’s income in that tax year, and this income would nevertheless be subject to the distribution requirement for qualification as a RIC and would be taken into account for purposes of the 4% excise tax.

If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions.

Subsidiary Regulatory Investment Risk. Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary are organized, respectively, could result in the inability of the Fund to operate as intended and could negatively affect the Fund and its shareholders. The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. However, as the Subsidiary is wholly-owned by the Fund, and the investors of the Fund will have the investor protections of the 1940 Act, the Fund as a whole—including the Subsidiary—will provide investors with 1940 Act protections.

Commodity Regulatory Risk. The Fund’s use of commodity futures subject to regulation by the CFTC has caused the Fund to be classified as a “commodity pool” and this designation requires that the Fund comply with CFTC rules, which may impose additional regulatory requirements and compliance obligations. The Fund’s investment decisions may need to be modified, and commodity contract positions held by the Fund may have to be liquidated at disadvantageous times or prices, to avoid exceeding any applicable position limits established by the CFTC, potentially subjecting the Fund to substantial losses. The regulation of commodity transactions in the United States is subject to ongoing modification by government, self-regulatory and judicial action. The effect of any future regulatory change with respect to any aspect of the Fund is impossible to predict, but could be substantial and adverse to the Fund.

Regulatory Risk. The regulatory framework governing sports-linked financial instruments is evolving and subject to significant uncertainty. Canadiens Index Futures Contracts are a novel instrument class for which there is limited regulatory precedent. The CFTC has broad discretionary authority to determine whether particular contracts are consistent with the public interest, including authority to disapprove or direct an exchange to delist contracts that the CFTC determines involve gaming, are unlawful, or otherwise run contrary to the purposes of the CEA. The CFTC has recently proposed amendments to its rules concerning event contracts, commonly referred to as prediction markets, to specify which contracts may be determined contrary to the public interest and therefore may not be listed for trading or accepted for clearing on or through a CFTC-regulated entity. The CFTC or the listing exchange could, at any time and without advance notice, impose new conditions, margin or position-limit requirements, reporting obligations, trading halts, settlement adjustments, or delisting actions. Any such changes could, among other things; (i) impair the Fund’s ability to establish, maintain, or close positions; (ii) require the Fund to liquidate positions at disadvantageous prices; (iii) alter the economic characteristics on which the Fund relies; or (iv) render the Fund’s principal investment strategy impractical. In addition, future legislative, judicial, or administrative developments could retroactively affect the permissibility, settlement mechanics, or availability of Canadiens Index Futures Contracts. These developments may occur abruptly and may not provide mechanisms for investor recourse or for the orderly unwind of positions. There can be no assurance that the regulatory environment for sports-linked financial instruments will remain stable or favorable.

Cyber Security Risk. The Fund is susceptible to operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding, but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the Fund’s third-party service providers, such as its administrator, transfer agent, or custodian, as applicable, or issuers in which the Fund invests, can also subject the Fund to many of the same risks associated with direct cyber security breaches. While the Fund has established business continuity plans and risk management systems designed to reduce the risks associated with cyber security, there are inherent limitations in such plans and systems. Additionally, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third-party service providers.

Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, Canadiens, tsunamis and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics (for example, the novel coronavirus COVID-19), have been and can be highly disruptive to economies and markets and have recently led, and may continue to lead, to increased market volatility and significant market losses. Such natural disaster and health crises could exacerbate political, social, and economic risks, and result in significant breakdowns, delays, shutdowns, social isolation, and other disruptions to important global, local and regional supply chains affected, with potential corresponding results on the operating performance of the Fund and its investments. A climate of uncertainty and panic, including the contagion of infectious viruses or diseases, may adversely affect global, regional, and local economies and reduce the availability of potential investment opportunities, and increases the difficulty of performing due diligence and modeling market conditions, potentially reducing the accuracy of financial projections. Under these circumstances, the Fund may have difficulty achieving its investment objectives which may adversely impact Fund performance. Further, such events can be highly disruptive to economies and markets, significantly disrupt the operations of individual companies (including, but not limited to, the Fund’s investment advisor, third party service providers, and counterparties), sectors, industries, markets, securities and commodity exchanges, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. These factors can cause substantial market volatility, exchange trading suspensions and closures, changes in the availability of and the margin requirements for certain instruments, and can impact the ability of the Fund to complete redemptions and otherwise affect Fund performance and Fund trading in the secondary market. A widespread crisis would also affect the global economy in ways that cannot necessarily be foreseen. How long such events will last and whether they will continue or recur cannot be predicted. Impacts from these could have a significant impact on the Fund’s performance, resulting in losses to your investment.

Performance

As of the date of this prospectus, the Fund has not yet commenced operations and therefore does not have a performance history. Once available, the Fund’s performance information will be accessible on the Fund’s website at www.volatilityshares.com and will provide some indication of the risks of investing in the Fund.

Management

Investment Adviser

Volatility Shares LLC

Portfolio Managers

The following persons serve as portfolio managers of the Fund.

•	Charles Lowery — Chief Investment Officer, Volatility Shares
•	Anand Desai — Head of Portfolio Management, Volatility Shares
•	Dustin Shidaker — Portfolio Manager, Volatility Shares

Each of the portfolio managers is primarily and jointly responsible for the day-to-day management of the Fund. Each of the Fund’s portfolio managers have served in such capacity since the Fund’s inception.

Purchase and Sale of Shares

The Fund issues and redeems Shares on a continuous basis, at NAV, only in large blocks of shares called “Creation Units.” Individual Shares may only be purchased and sold on the secondary market through a broker-dealer at a market price. Since Shares trade on securities exchanges in the secondary market at their market price rather than their NAV, the Shares may trade at a price greater than (premium) or less than (discount) the Fund’s NAV. An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). Recent information, including the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is available online at www.volatilityshares.com.

Tax Information

The Fund’s distributions will generally be taxable as ordinary income, returns of capital or capital gains. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser and Foreside Fund Services, LLC, the Fund’s distributor (the “Distributor”), may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Nashville Predators ETF

Investment Objective

The Nashville Predators ETF (the “Fund” or “[__]”) seeks to provide investment results, before fees and expenses, that correspond to the performance of futures contracts on the CME FSPI NHL Nashville Predators Index.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell Shares. Investors may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example set forth below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	[___]	%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses(1)	0.00%
Total Annual Fund Operating Expenses	[___]	%
(1)	“Other Expenses” are estimates based on the expenses the Fund expects to incur for the current fiscal year.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels. This example does not include the brokerage commissions that investors may pay to buy and sell Shares.

Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years
$[__]	$[___]

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. Because the Fund is new, portfolio turnover information is unavailable at this time.

Principal Investment Strategies

The Fund is an exchange-traded fund (“ETF”) that seeks to achieve its investment objective primarily through investments in futures contracts on the CME FSPI NHL Nashville Predators Index, which is a non-investable index (the “Predators Index”). The Predators Index is designed to systemically measure the cumulative team performance of the Nashville Predators only during games played over the regular and post-season. The Predators Index is a transparent, rules-based system using official league statistics, where positive actions add points and negative actions subtract points. The Predators Index is based on fifty-five statistical measures of performance and results of team games (wins, losses and ties) that results in continuous, live statistical values that underpin the value of the Predators Index which is calculated into a trackable and tradable number. The Predators Index is based solely on these statistical factors, and the performance of other professional hockey teams in the National Hockey League® (the “NHL”), or events outside of on-ice performance by the Nashville Predators, will not impact the value of the Predators Index.

The Predators Index has an initial standardized base value of 7,500 before the season and moves up or down based on officially reported statistics from each game, including real-time movement during regular season and postseason play. At the conclusion of the postseason, the Predators Index value resets to 7,500.

The Predators Index is maintained and calculated by FutureSports (the “Index Provider”). The Predators Index methodology is designed to align with the International Organization of Securities Commissions (“IOSCO”) Principles for Financial Benchmarks and supported by published governance, oversight and methodology change procedures. The NHL serves as the official data source for the Predators Index but does not participate in index determination or governance.

The Fund obtains exposure to the Predators Index by investments in futures contracts that reference the Predators Index and that trade on an exchange registered with the Commodity Futures Trading Commission (“Predators Index Futures Contracts”), and cash, cash-like instruments or high quality securities that serve as collateral to the Fund’s investments in Predators Index Futures Contracts (“Collateral Investments”).

Under normal circumstances, the Fund will invest at least 80% of the value of its net assets (plus borrowings for investment purposes) in Predators Index-Linked Instruments. For purposes of this policy, “Predators Index-Linked Instruments” means (i) Predators Index Futures Contracts; (ii) shares of other investment companies registered under the Investment Company Act of 1940 (the “1940 Act”) that invest in similar assets to those in which the Fund may invest (“Other Investment Companies”); (iii) exchange traded options on the Predators Index or shares of Other Investment Companies; and (iv) swap agreement transactions that reference Predators Index Futures Contracts, Other Investment Companies, or the Predators Index. Certain Predators Index-Linked Instruments, such as Other Investment Companies or options thereon, are currently unavailable for investment, though are expected to become available in the future.

The Fund expects to gain investment exposure to the Predators Index by investing a portion of its assets in a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”).

The Fund does not invest directly in prediction markets, event contracts or other instruments that provide exposure to individual sporting event or season-long outcomes or to investments that provide exposure to the financial performance of individual sports teams or leagues. Instead, the Fund seeks to benefit from increases in the price of Predators Index Futures Contracts.

The investment adviser to the Fund and the Subsidiary is Volatility Shares LLC (the “Adviser” or “Volatility Shares”). The Adviser oversees the Fund and implements the day-to-day portfolio management responsibilities for the Fund. In serving as investment adviser to the Fund, the Adviser does not conduct conventional investment research or analysis or forecast market movement or trends.

The Fund is classified as a “non-diversified company” under the 1940 Act. The Fund will not concentrate its investments in securities of issuers in any industry or group of industries, as the term “concentrate” is used in the 1940 Act, except that the Fund may invest more than 25% of its total assets in Predators Index-Linked Instruments.

The Nashville Predators

The Nashville Predators are a professional ice hockey team based in Nashville, Tennessee, competing in the Central Division of the NHL’s Western Conference. During the 2025–2026 season, the Predators finished sixth in the Central Division, ranking 22nd in standings points, 21st in goals for, 25th in goals against, and 23rd in goal differential. The Predators were founded in 1998 by businessman Craig Leipold. The Predators are currently owned by Bill Haslam, serving as Chairman and Owner. The team has never won a Stanley Cup championship. Neither the Fund, the Trust, nor the Adviser is affiliated with the Nashville Predators.

Predators Index Futures Contracts

The Fund intends to typically enter into cash-settled Predators Index Futures Contracts as the “buyer,” except as detailed below.

In simplest terms, in a cash-settled futures market the counterparty pays cash to the buyer if the price of a futures contract goes up, and buyer pays cash to the counterparty if the price of the futures contract goes down. In order to maintain its exposure to the Predators Index, the Fund intends to exit its futures contracts as they near expiration and replace them with new futures contracts with a later expiration date. Futures contracts with a longer term to expiration may be priced higher than futures contracts with a shorter term to expiration, a relationship called “contango”. When rolling futures contracts that are in contango the Fund will close its long position by selling the shorter-term contract at a relatively lower price and buying a longer-dated contract at a relatively higher price. The presence of contango will adversely affect the performance of the Fund. Conversely, futures contracts with a longer term to expiration may be priced lower than futures contracts with a shorter term to expiration, a relationship called “backwardation”. When rolling long futures contracts that are in backwardation, the Fund will close its long position by selling the shorter-term contract at a relatively higher price and buying a longer-dated contract at a relatively lower price. The presence of backwardation may positively affect the performance of the Fund. Further, the returns of the Predators Index Futures Contracts may differ from that of the Predators Index due to the divergence in prices or the costs associated with investing in futures contracts, which may negatively impact the Fund’s returns.

The Fund invests in Predators Index Futures Contracts indirectly via the Subsidiary. The Subsidiary and the Fund will have the same investment adviser and investment objective. The Subsidiary will also follow the same general investment policies and restrictions as the Fund. Except as noted herein, for purposes of this Prospectus, references to the Fund’s investment strategies and risks include those of the Subsidiary. The Fund complies with the provisions of the 1940 Act governing investment policies and capital structure and leverage on an aggregate basis with the Subsidiary. Furthermore, the Adviser, as the investment adviser to the Subsidiary, complies with the provisions of the 1940 Act relating to investment advisory contracts as it relates to its advisory agreement with the Subsidiary. The Subsidiary also complies with the provisions of the 1940 Act relating to affiliated transactions and custody. Because the Fund intends to qualify for treatment as a regulated investment company (a “RIC”) under the Internal Revenue Code of 1986 (the “Code”), the size of the Fund’s investment in the Subsidiary will not exceed 25% of the Fund’s total assets at or around each quarter end of the Fund’s fiscal year. In order to qualify as a RIC, the Fund will have to reduce its exposure to its Subsidiary on or around the end of each of the Fund’s fiscal quarter ends. The Fund expects to reduce its exposure to its Subsidiary during these periods by investing in certain other investments as described below. During these periods, the Fund may not achieve its investment objective. At other times of the year, the Fund’s investments in the Subsidiary will significantly exceed 25% of the Fund’s total assets. The Subsidiary’s custodian is U.S. Bank, N.A.

If circumstances occur where market prices for Predators Index Futures Contracts were not readily available, the Fund would fair value its Predators Index Futures Contracts in accordance with its pricing and valuation policy and procedures for fair value determinations. Pursuant to those policies and procedures, the Adviser would consider various factors, such as pricing history; market levels prior to price limits or halts; and supply, demand, and open interest in Predators Index Futures Contracts, among other factors. The Adviser would document its proposed pricing and methodology, detailing the factors that entered into the valuation.

Collateral Investments

The Fund will also invest its assets in Collateral Investments. The Collateral Investments may consist of high-quality securities, which include: (1) U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury; (2) investment companies registered under the 1940 Act that invest in high-quality securities; and/or (3) corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by businesses that are rated investment grade or determined by the Adviser to be of comparable quality. For these purposes, “investment grade” is defined as investments with a rating at the time of purchase in one of the four highest categories of at least one nationally recognized statistical rating organization (e.g., BBB- or higher from S&P Global Ratings or Baa3 or higher from Moody’s Investors Service, Inc.).

The Collateral Investments are designed to provide liquidity, serve as margin, or otherwise collateralize the Subsidiary’s investments in Predators Index-Linked Instruments. The Fund expects that it will primarily invest its assets, and that the Subsidiary will primarily invest its assets, in Collateral Investments that are “securities,” as such term is defined under the 1940 Act.

Other Investments

In order to help the Fund maintain exposure to the Predators Index, maintain its tax status as a RIC on days in and around quarter-end, help the Fund maintain its desired exposure to Predators Index Futures Contracts when it is approaching or has exceeded position limits or accountability levels, or because of liquidity or other constraints, the Fund may invest in the following:

Reverse Repurchase Agreements

The Fund may invest in reverse repurchase agreements which are a form of borrowing in which the Fund sells portfolio securities to financial institutions and agrees to repurchase them at a mutually agreed-upon date and price that is higher than the original sale price, and use the proceeds for investment purchases.

As a result of the Fund repurchasing the securities at a higher price, the Fund will lose money by engaging in reverse repurchase agreement transactions.

As noted above, because the Fund intends to qualify for treatment as a RIC under the Code, the size of the Fund’s investment in the Subsidiary will not exceed 25% of the Fund’s total assets at or around each quarter end of the Fund’s fiscal year (the “Asset Diversification Test”). At other times of the year, the Fund’s investments in the Subsidiary will significantly exceed 25% of the Fund’s total (or gross) assets.

When the Fund seeks to reduce its total assets exposure to the Subsidiary, it may use the short-term Treasury Bills it owns (and purchase additional Treasury Bills as needed) to transact in reverse repurchase agreement transactions, which are ostensibly loans to the Fund. Those loans will increase the gross assets of the Fund, which the Adviser expects will allow the Fund to meet the Asset Diversification Test. When the Fund enters into a reverse repurchase agreement, it will either (i) be consistent with Section 18 of the 1940 Act and maintain asset coverage of at least 300% of the value of the reverse repurchase agreement; or (ii) treat the reverse repurchase agreement transactions as derivative transactions for purposes of Rule 18f-4 under the 1940 Act (“Rule 18f-4”), including as applicable, the value-at-risk based limit on leverage risk.

Other Investment Companies

The Fund may invest in shares of Other Investment Companies, that is, shares of investment companies registered under the 1940 Act that invest in similar assets to those in which the Fund may invest.

Exchange-traded option contracts on shares of Other Investment Companies.

The Fund may invest in exchange-listed option contracts on shares of Other Investment Companies, which invest in similar assets to those in which the Fund may invest. An option is a contract that gives the purchaser of the option, in return for the premium paid, the right to buy shares of an investment company, from the writer of the option (in the case of a call option), or to sell shares of the investment company to the writer of the option (in the case of a put option) at a designated price during the term of the option. The premium paid by the buyer of an option will reflect, among other things, the relationship of the exercise price to the market price and the volatility of the shares of the investment company, the remaining term of the option, supply, demand, interest rates and/or currency exchange rates. The Fund may utilize “American” style options or “European” style options. American style options are exercisable on any date prior to the expiration date of the option contract. In contrast, European style options are exercisable only on the expiration date of the option contract.

Swaps that reference Predators Index Futures Contracts, Other Investment Companies, or the Predators Index.

Swap contracts are transactions entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a swap transaction, the Fund and a counterparty will agree to exchange or “swap” payments based on the change in value of an underlying asset or benchmark. For example, the two parties may agree to exchange the return (or differentials in rates of returns) earned or realized on a particular investment or instrument. In the case of the Fund, the reference asset can be Predators Index Futures Contracts, Other Investment Companies or the Predators Index.

Principal Risks

As with all investments, there are certain risks of investing in the Fund. Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective. An investment in the Fund does not represent a complete investment program. An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, the Adviser or any of their affiliates. You should consider carefully the following risks before investing in the Fund.

Each risk noted below is considered a principal risk of investing in the Fund, regardless of the order in which it appears. The significance of each risk factor below may change over time and you should review each risk factor carefully.

Risks Specific to the Fund’s Investments

Investment Strategy Risk. The Fund, through the Subsidiary, invests primarily in Predators Index Futures Contracts. The Fund does not invest directly in prediction markets, event contracts or other instruments that provide exposure to individual sporting event or season-long outcomes or to investments that provide exposure to the financial performance of individual sports teams or leagues. Instead, the Fund seeks to benefit from increases in the price of Predators Index Futures Contracts. The price of Predators Index Futures Contracts may not be an accurate measure of the Predators Index. Consequently, the Fund may perform differently from the performance of the Predators Index. There can be no guarantee that the performance of Predators Index Futures Contracts will be highly correlated to the performance of the Predators Index. Transaction costs (including the costs associated with futures investing), position limits, the availability of counterparties and other factors may impact the cost and pricing of Predators Index Futures Contracts and decrease the correlation between the performance of Predators Index Futures Contracts and the Predators Index, over short- or long-term periods. In addition, the performance of back-month Predators Index Futures Contracts is likely to differ more significantly from the performance of the Predators Index. To the extent the Fund is invested in back-month Predators Index Futures Contracts, the performance of the Fund should be expected to deviate more significantly from the performance of the Predators Index. Moreover, because the Predators Index is uninvestable, the Fund can only gain exposure through futures contracts and other derivatives, and differences between the prices of those instruments and the levels of the Predators Index may result in the Fund experiencing larger losses or smaller gains than would be implied by changes in the Predators Index alone.

Sports Performance Risk. The Fund’s investment strategy is inherently speculative. The value of Predators Index Futures Contracts is derived from the statistical performance of a single professional sports team as measured by the Predators Index. Successfully investing in Predators Index Futures Contracts requires that the team tracked by the index performs well statistically over the course of a season, an outcome that is inherently uncertain and subject to numerous unpredictable variables, including player health, competitive dynamics, coaching decisions, and random variation in athletic performance. The Predators Index may decline in value, and there can be no assurance that the team tracked by the index will perform at or above the levels implied by the prices of Predators Index Futures Contracts at the time the Fund obtains exposure.

On-Ice Performance and Competitive Results Risk. The Fund’s investment performance is linked to the on-ice statistical performance of a single NHL team during the regular season and, if applicable, the playoffs. The prices of Predators Index Futures Contracts are expected to rise when the team performs well statistically and to fall when the team performs poorly. Competitive results in professional hockey are inherently unpredictable and can be influenced by factors entirely outside the team’s control, including the performance of opposing teams, referee calls, random puck bounces, weather affecting travel, and in-game injuries. A team may enter a season with high expectations based on roster strength, coaching hires, or offseason acquisitions, only to underperform due to chemistry issues, unexpected injuries to key players, player slumps, or tactical mismatches against divisional opponents. The NHL season extends over several months and includes 82 regular season games per team, during which even a strong team may experience prolonged losing streaks that cause material declines in the Predators Index. If the team fails to make the playoffs, the Fund will not benefit from any potential uplift in index value that could accompany postseason success. Conversely, early playoff elimination could cause sharp declines in futures prices if the market had priced in deeper postseason performance. Because the Fund is concentrated in a single NHL team, there is no opportunity to offset poor on-ice performance by gaining exposure to a stronger team or a different sport.

Predators Index Investing Risk. The Fund is indirectly exposed to the risks of the Predators Index through its investments in Predators Index Futures Contracts and other Predators Index-Linked Instruments. The Fund does not invest in the Predators Index, which is an uninvestable index. The performance of the Predators Index will be very different from a portfolio of Predators Index Futures Contracts.

The Predators Index moves up or down based on officially reported statistics from every game, match, or event throughout the regular season and postseason. Positive statistical actions (e.g., goals scored, points earned) add value to the index, while negative actions (e.g., opponent scoring, penalties or setbacks) subtract value. Poor statistical performance by the Nashville Predators could have a significant negative impact on the level of the Predators Index and therefore the value of the Fund. In addition, unlike instruments that are based on tradable reference assets, the Predators Index Futures Contracts and Predators Index-Linked Instruments are tied to an index that is not directly investable and, thus, have settlement prices based on the calculation of that index, not the price of a tradable asset.

Concentrated Single-Team Exposure Risk. The Fund’s investment strategy results in concentrated exposure to a single professional sports team’s statistical performance (i.e., the Nashville Predators) as measured by an index. Unlike diversified funds that spread risk across multiple asset classes, sectors, or issuers, the Fund’s performance is primarily driven by the statistical output of one team over the course of a season. As a result, the Fund is more susceptible to risks affecting that team, including player injuries, suspensions, trades, retirements, coaching changes, front-office turnover, league sanctions, labor disputes, lockouts, or other events that directly or indirectly influence the team’s on-ice statistical performance. This degree of concentration will likely increase volatility in the Fund’s NAV, heighten the likelihood of significant losses over short periods, and cause the Fund’s returns to diverge substantially from those of more diversified investments. Additionally, because the Fund is concentrated in a single team, it is inherently concentrated in a single professional sports league. This subjects the Fund to league-specific risks, including league-wide labor disputes, broad scandal, changes to the structure or rules of the league, or events that cause the cancellation or suspension of games. The Fund has no ability to rotate exposure into a different team, sport, or league in response to adverse developments affecting the team to which it has exposure.

Insider Trading and Information Asymmetry Risk. Unlike securities markets, which are governed by well-established insider trading prohibitions under the Securities Exchange Act of 1934, the legal framework governing trading on the basis of material, non-public information in the context of commodity futures is less developed. While the CFTC has broad anti-manipulation and anti-fraud authority under the Commodity Exchange Act (“CEA”), specific rules and judicial precedent addressing what constitutes improper trading on non-public information in the context of sports-linked futures remain nascent. Certain individuals may possess material, non-public information that could affect the statistical performance of the Predators Index and, consequently, the prices of Predators Index Futures Contracts. Such individuals may include, without limitation, team coaches, players, trainers, team medical staff, front office personnel, referees, officials, league personnel, or sports data providers. For example, undisclosed injuries to key players or undisclosed lineup changes could materially affect the level of the Predators Index. Such persons could trade Predators Index Futures Contracts or Fund Shares to profit from their informational advantage prior to public disclosure. There is no guarantee that exchanges, the CME, or the CFTC will successfully detect and prevent such trading, and the Fund has no means of preventing such individuals from purchasing or selling Fund Shares. The participation of informed insiders in the market for Predators Index Futures Contracts can create adverse selection for other market participants and distort market prices. Because the Fund is concentrated in a single team, the impact of insider trading on the Fund may be more pronounced than in markets with broader diversification.

League Credibility and Sports Integrity Risk. The Predators Index is calculated based on official league statistics derived from the games of a single professional sports team, and the integrity of those games is fundamental to the reliability of the index. Efforts to interfere with the team’s games, including match-fixing, point-shaving, or referee manipulation, could materially affect the statistical data upon which the Predators Index is based, create significant uncertainty regarding index levels, and cause pronounced price volatility in Predators Index Futures Contracts. Confirmed or suspected game interference may also prompt legislative or regulatory responses, including restrictions on sports-linked financial products or emergency rulemaking by the CFTC, that could restrict the listing or trading of Predators Index Futures Contracts. Even widely publicized allegations of interference, absent actual misconduct, could undermine market confidence in the Predators Index and the futures contracts that reference it.

Gaming and State Regulatory Litigation Risk. Exchanges that list sports-linked financial instruments, including Predators Index Futures Contracts, may be subject to legal challenges brought by state attorneys general, state gaming commissions, and other state-level actors asserting that such instruments constitute regulated gambling or gaming activity under state law, notwithstanding that such contracts are listed on a CFTC-regulated exchange. Such proceedings may assert that the listing of sports-linked contracts violates state gaming statutes, requires state gaming or sports wagering licenses, or constitutes an illegal gambling enterprise. These exchanges, and the CFTC in certain court filings, have asserted that the CEA and the CFTC’s exclusive jurisdiction over CFTC-regulated exchanges preempts state gaming regulations. There is no assurance that federal courts will rule in favor of federal preemption, and resolution may require years of litigation and potentially appellate review. An adverse ruling could result in the suspension or cessation of trading in Predators Index Futures Contracts, material operational restrictions, significant financial penalties, or the effective loss of the ability to list sports-linked futures. Any of these outcomes could materially and adversely affect the Fund’s ability to achieve its investment objective and could result in significant losses.

Platform and Distribution Restriction Risk. Broker-dealers, registered investment adviser platforms, wirehouses, and other financial intermediaries may refuse to list, recommend, or permit purchases of Fund Shares through their platforms due to the Fund’s association with sports performance outcomes and the perception that such products are akin to sports wagering, regardless of the Fund’s legal status as a registered investment company under the 1940 Act. Certain intermediaries may permit only unsolicited purchases, prohibit financial advisers from recommending the Fund, or exclude the Fund from model portfolios entirely. These restrictions could limit the Fund’s accessible investor base, constrain assets under management, reduce secondary market liquidity, widen bid-ask spreads, and increase the likelihood that Fund Shares will trade at significant premiums or discounts to net asset value. Even if an intermediary initially permits distribution, it may subsequently restrict access in response to adverse regulatory developments, reputational concerns, or changes in compliance policies. If a significant number of intermediaries refuse to distribute Fund Shares, the Fund may be unable to achieve sufficient scale, which could increase the Fund’s expense ratio, reduce trading volume, and impair the Fund’s ability to operate effectively.

Novel Market Risk. Predators Index Futures Contracts are a novel asset class with limited trading history. The market may not develop the depth, liquidity, or trading efficiency associated with more established futures markets, and its pricing may be influenced by factors unrelated to fundamental assessments of team performance, including speculative activity, behavioral biases, regulatory headlines, or concentrated participation by a limited number of traders. There is limited historical data on which to base expectations regarding future price behavior, volatility patterns, or the costs associated with maintaining exposure, and traditional risk metrics may not accurately capture the risks of investing in this market. There can be no assurance that the market for Predators Index Futures Contracts will achieve or sustain the level of participation, liquidity, and price discovery necessary for the Fund to effectively pursue its investment objective.

Limited Price Discovery and Market Depth Risk. Because Predators Index Futures Contracts are a newly created instrument class, the market may lack the depth, breadth, and participation necessary for reliable price discovery. Traditional commodity futures markets benefit from decades of participation by commercial hedgers, speculators, and arbitrageurs whose activities contribute to efficient pricing. The market for Predators Index Futures Contracts is expected to have few, if any, natural commercial hedgers, and may be dominated by retail speculators, algorithmic traders, or a small number of institutional participants. This concentrated participation could result in prices that do not accurately reflect fair value, wider bid-ask spreads, and elevated intraday price volatility. In thin markets, even modest order flow from the Fund could move prices against the Fund, increasing transaction costs and reducing returns. There can be no assurance that the market for Predators Index Futures Contracts will develop sufficient liquidity over time, and the Fund may be unable to establish or exit positions at prices the Fund considers favorable.

Seasonality and Offseason Risk. The Predators Index resets to a standardized base value prior to the start of each sports season and has a defined life cycle that ends following the postseason. Because the Fund tracks a single team in a single sport, the Fund is tied to that sport’s competitive calendar and has no ability to diversify across sports or rotate into a sport that is in-season when the team’s sport is not. During the playing season, the Predators Index moves in real-time based on officially reported game statistics, and the prices of Predators Index Futures Contracts are expected to reflect both the current index level and market expectations regarding future team performance. During the offseason, however, the Predators Index will not move because no games are being played, and the Fund’s exposure to Predators Index Futures Contracts will behave differently than during the playing season. The Fund anticipates maintaining exposure to Predators Index Futures Contracts during the offseason. Although the underlying index will be static during this period, the prices of Predators Index Futures Contracts may still fluctuate based on market expectations regarding the team’s prospects for the upcoming season, including coaching changes, player trades, draft picks, free agent signings, injury recovery timelines, training camp developments, and other factors that affect the market’s assessment of the team’s likely statistical performance. However, because the index itself is not moving during the offseason, the magnitude of futures price movements may be reduced relative to the playing season, and the relationship between futures prices and the underlying index level may be less predictable. There can be no assurance that the Fund’s offseason futures holdings will appreciate in value, and the Fund may experience losses during the offseason if market sentiment regarding the team’s upcoming season deteriorates. In addition, there can be no assurance that Predators Index Futures Contracts will be available in sufficient volume or at favorable pricing during the offseason or at the start of a new season.

League Discontinuation, Lockout, or Strike Risk. The Fund’s ability to invest in Predators Index Futures Contracts depends on the continued operation of the NHL and the playing of scheduled games. Labor disputes between the NHL and its players’ union could result in a lockout or strike that suspends or cancels all or a significant portion of a season. The NHL has previously experienced work stoppages, including a full-season cancellation in 2004-2005. During any such period, no games would be played, the Predators Index would not generate data, and trading in Predators Index Futures Contracts could be suspended or severely impaired. The Fund would be unable to pursue its investment strategy during such a period, may be forced to liquidate positions at disadvantageous prices, and could experience substantial losses. Even after a labor dispute is resolved, the shortened or restructured season could materially change the statistical patterns underlying the index methodology. In addition, force majeure events such as a pandemic, natural disaster, or other circumstances beyond the control of the league could cause widespread game cancellations or delays. There can be no assurance that the league will not experience a work stoppage or other extended interruption during the Fund’s investment period, or that the Fund will be able to recover any losses incurred as a result of such events.

Index Provider and Data Dependency Risk. The Predators Index is maintained and calculated by a single Index Provider, FutureSports. If the Index Provider were to experience operational failures, cease operations, lose its data feed from the applicable sports league, experience a cybersecurity breach, or otherwise become unable to calculate the Predators Index, Predators Index Futures Contracts may have no reliable reference value, which could materially and adversely affect the value of the Fund. In addition, the Predators Index is calculated solely on the basis of officially reported statistics from a single sports league. The league serves as the data source but does not participate in index determination or governance. If the league were to report incorrect statistics, issue post-game corrections, change how it reports or categorizes statistics, delay reporting, or discontinue the provision of data to the Index Provider, the settlement prices of Predators Index Futures Contracts could be based on erroneous or incomplete data. Furthermore, the Index Provider controls the methodology by which official statistics are translated into index points. If the Index Provider amends or discontinues its methodology, the behavior of the Predators Index could change materially and the futures market may not immediately price in such changes. The Predators Index is calculated in real-time while games are being played, which introduces latency, data-feed, and computational risks that differ from those associated with traditional financial indexes.

Trading Hours and Sporting Event Timing Risk. NHL games may occur during evening hours, on weekends, and on holidays when the Exchange is closed and when the market for Predators Index Futures Contracts may have limited or no trading activity. Because the Predators Index moves in real-time while games are being played, material index movements may occur during periods when investors are unable to buy or sell Shares or when Predators Index Futures Contracts are not actively trading. As a result, the opening price of Shares and the prices of Predators Index Futures Contracts on the next trading session may differ significantly from the prior session’s closing prices, potentially resulting in large gaps at the open. Shareholders may not be able to sell their Shares until after such a gap has been fully realized, resulting in an inability to mitigate losses in a declining market.

Futures Contracts Risk. Risks of futures contracts include: (i) an imperfect correlation between the value of the futures contract and the underlying asset; (ii) possible lack of a liquid secondary market; (iii) the inability to close a futures contract when desired; (iv) losses caused by unanticipated market movements, which may be unlimited; (v) an obligation for the Fund to make daily cash payments to maintain its required margin, particularly at times when the Fund may have insufficient cash; and (vi) unfavorable execution prices from rapid selling. Unlike equities, which typically entitle the holder to a continuing stake in a corporation, futures contracts normally specify a certain date for settlement in cash based on the reference asset. As the futures contracts approach expiration, they may be replaced by similar contracts that have a later expiration. This process is referred to as “rolling.” If the market for these contracts is in “contango,” meaning that the prices of futures contracts in the nearer months are lower than the price of contracts in the distant months, the sale of the near-term month contract would be at a lower price than the longer-term contract, resulting in a cost to “roll” the futures contract. The actual realization of a potential roll cost will be dependent upon the difference in price of the near and distant contract. Because the margin requirement for futures contracts is less than the value of the assets underlying the futures contract, futures trading involves a degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 40% of the value of the futures contract is deposited as margin, a subsequent 20% decrease in the value of the futures contract would result in a loss of half of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A decrease in excess of 40% would result in a loss exceeding the original margin deposit, if the futures contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount initially invested in the futures contract. However, the Fund would presumably have sustained comparable losses if, instead of investing in the futures contract, it had invested in the underlying financial instrument and sold it after the decline. Further, if the market for Predators Index Futures Contracts is in a period of contango, if the performance of the Predators Index and the price of Predators Index Futures Contracts were to decline, the Fund would experience the negative impact of contango. The impact of backwardation or contango may lead to the returns of the Fund to vary significantly from the total return of other price references. Additionally, in the event of a prolonged period of contango, and absent the impact of rising or falling pricing in the Predators Index, this could have a significant negative impact on the Fund’s NAV and total return.

Position Limits and Price Limits

The CFTC and various exchanges on which Predators Index Futures Contracts trade have established position limits and price limits for Predators Index Futures Contracts. Position limit regulation and price limit regulation serve distinct purposes and are regulated differently.

Position limits are designed to prevent excessive speculation that could cause sudden or unreasonable fluctuations in the price of a commodity. They limit the maximum number of contracts a person or entity can hold in a particular commodity.

Price limits are mechanisms to maintain orderly markets by restricting the price range within which futures contracts can trade during a trading session. They prevent extreme price movements that could disrupt market stability. Price limits are typically set as a percentage of the previous day's settlement price. When price limits are hit, trading may be halted or expanded depending on the product and regulatory rules. Unlike position limits, price limits do not restrict the number of contracts a trader can hold but rather the price at which those contracts can be traded. When a price limit is hit, the market for Predators Index Futures Contracts may temporarily halt until price limits can be expanded or trading may be stopped for the day.

If the Fund is unable to buy or sell Predators Index Futures Contracts as a result of position limits being hit or price limits that result in a halted or closed market—or for other reasons including limited liquidity in the market for Predators Index Futures Contracts, a disruption to the market for Predators Index Futures Contracts, or as a result of margin requirements, accountability levels, or other limitations imposed by the Fund’s futures commission merchants (“FCMs”), the listing exchanges, or the CFTC—the Adviser would take such action as it believes appropriate and in the best interest of the Fund in consideration of the facts and circumstances at such time, including: (i) investing in Predators Index-Linked Instruments that are not Predators Index Futures Contracts; (ii) requiring that authorized participants purchase and redeem in large blocks of shares called “Creation Units” through an exchange for related position (EFRP) method rather than in cash; (iii) applying increased authorized participant variable transaction fees for purchases or redemptions of Creation Units made in cash; or (iv) de-levering the Fund, relative to its investment objective, by an amount reflecting prevailing price limits. In addition, the Fund generally may suspend the issuance of Creation Units only for a limited time and only due to extraordinary circumstances, such as when the markets on which the ETF’s portfolio holdings are traded are closed for a limited period of time; that is to say, when the Fund is unable to increase its exposure to underlying assets.

Cost of Futures Investment Risk. When a Predators Index Futures Contract is nearing expiration, the Fund will generally sell it and use the proceeds to buy a Predators Index Futures Contract with a later expiration date. This is commonly referred to as “rolling”.

If the Fund rolls Predators Index Futures Contracts that are in contango, the Fund would sell a lower priced, expiring contract and purchase a higher priced, longer-dated contract. The price difference between the expiring contract and longer-dated contract associated with rolling Predators Index Futures Contracts is typically substantially higher than the price difference associated with rolling other futures contracts. Contango in the market for Predators Index Futures Contracts may have a significant adverse impact on the performance of the Fund and may cause Predators Index Futures Contracts and the Fund to underperform the Predators Index. Both contango and backwardation would reduce the Fund’s correlation to the Predators Index and may limit or prevent the Fund from achieving its investment objective. The impact of both contango and backwardation may also be greater to the extent the Fund invests in back-month Predators Index Futures Contracts.

Investment Capacity Risk. If the Fund’s ability to obtain exposure to Predators Index Futures Contracts consistent with its investment objective is disrupted for any reason, including but not limited to, limited liquidity in the market for Predators Index Futures Contracts, a disruption to the market for Predators Index Futures Contracts, or as a result of margin requirements or position limits imposed by the Fund’s FCMs, the CME, or the CFTC, and the Fund could not otherwise meet its investment objective through the use of other investments discussed above, the Fund would not be able to achieve its investment objective and may experience significant losses.

Liquidity Risk. The market for the Predators Index Futures Contracts may be subject to periods of illiquidity. During such times it may be difficult or impossible to buy or sell a position at the desired price. Market disruptions or volatility can also make it difficult to find a counterparty willing to transact at a reasonable price and sufficient size. Illiquid markets may cause losses, which could be significant. Large positions also increase the risk of illiquidity, which may make the Fund’s positions more difficult to liquidate, and increase the losses incurred while trying to do so.

Derivatives Risk. In addition to Predators Index Futures Contracts, the Fund may obtain exposure through the following other derivatives: (1) exchange traded options on Other Investment Companies and/or (2) swap agreement transactions that reference Predators Index Futures Contracts, Other Investment Companies, or the Predators Index.

Investing in derivatives may be considered aggressive and may expose the Fund to risks different from, or possibly greater than, the risks associated with investing directly in the reference asset(s) underlying the derivative (e.g., the securities or commodities contained in the Fund). The use of derivatives may result in larger losses or smaller gains than directly investing in securities or commodities. The risks of using derivatives include: (1) the risk that there may be imperfect correlation between the price of the financial instruments and movements in the prices of the reference asset(s); (2) the risk that an instrument is mispriced; (3) credit or counterparty risk on the amount a Fund expects to receive from a counterparty; (4) the risk that securities prices, interest rates and currency markets will move adversely and a Fund will incur significant losses; (5) the risk that the cost of holding a financial instrument might exceed its total return; and (6) the possible absence of a liquid secondary market for a particular instrument and possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to adjust a Fund’s position in a particular instrument when desired. Each of these factors may prevent a Fund from achieving its investment objective and may increase the volatility (i.e., fluctuations) of the Fund’s returns. Because derivatives often require limited initial investment, the use of derivatives also may expose a Fund to losses in excess of those amounts initially invested.

The performance of any Predators Index-Linked Instrument may not track the performance of its underlying benchmark due to embedded costs and other factors. Thus, to the extent the Fund invests in swaps that use a Predators Index-Linked Instrument as the reference asset, the Fund may be subject to greater correlation risk and may not achieve as high a degree of correlation with its investment objective than if the Fund only used Predators Index Futures Contracts.

Swap Agreements Risk. The Fund may enter into cash-settled swaps and other derivatives to gain exposure to an underlying asset without actually purchasing such asset. Swaps are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on a particular pre-determined interest rate, commodity, security, indexes, or other assets or measurable indicators. The primary risks associated with the use of swaps are mispricing or improper valuation, imperfect correlation between movements in the notional amount and the price of the underlying investments, and the failure of a counterparty to perform. If a counterparty’s creditworthiness for an over-the-counter swap declines, the value of the swap would likely decline. Moreover, there is no guarantee that the Fund could eliminate its exposure under an outstanding swap by entering into an offsetting swap with the same or another party. In addition, the Fund may use a combination of swaps on an underlying index.

Options Risk. The Fund may purchase exchange-traded options that reference shares of Other Investment Companies. Transactions in options generally require less capital than equivalent stock transactions. They may return smaller dollar figures but a potentially greater percentage of the investment than equivalent stock transactions. The potential profit is limited to the premium received for the contract. The potential loss can be unlimited. While leverage means the percentage returns can be significant, the amount of cash required is smaller than equivalent stock transactions. It is possible to lose the entire principal invested, and sometimes more. As an options holder, a Fund risks the entire amount of the premium it pays. But as an options writer, it takes on a much higher level of risk. For example, if the Fund writes an uncovered call, it faces unlimited potential loss, since there is no cap on how high a stock price can rise. When buying options, a Fund risks losing the premium paid, plus commissions and fees.

Reverse Repurchase Agreements Risk. The Fund may invest in reverse repurchase agreements. Reverse repurchase agreements are transactions in which the Fund sells portfolio securities to financial institutions such as banks and broker-dealers, and agrees to repurchase them at a mutually agreed-upon date and price which is higher than the original sale price. Reverse repurchase agreements are a form of leverage and the use of reverse repurchase agreements by the Fund may increase the Fund’s volatility. The Fund incurs costs, including interest expenses, in connection with the opening and closing of reverse repurchase agreements that will be borne by the shareholders.

Reverse repurchase agreements are also subject to the risk that the other party to the reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Fund. In situations where the Fund is required to post collateral with a counterparty, the counterparty may fail to segregate the collateral or may commingle the collateral with the counterparty’s own assets. As a result, in the event of the counterparty’s bankruptcy or insolvency, the Fund’s collateral may be subject to the conflicting claims of the counterparty’s creditors, and the Fund may be exposed to the risk of a court treating the Fund as a general unsecured creditor of the counterparty, rather than as the owner of the collateral. There can be no assurance that a counterparty will not default and that the Fund will not sustain a loss on a transaction as a result.

Reverse repurchase agreements also involve the risk that the market value of the securities sold by the Fund may decline below the price at which it is obligated to repurchase the securities. In addition, when the Fund invests the proceeds it receives in a reverse repurchase transaction, there is a risk that those investments may decline in value. In this circumstance, the Fund could be required to sell other investments in order to meet its obligations to repurchase the securities.

Risks Related to Investing in Other Investment Companies. The Fund may invest in long or short positions in Other Investment Companies (i.e., investment companies registered under the 1940 Act that invest in similar assets to those in which the Fund may invest). Investing in Other Investment Companies may involve duplication of advisory or management fees and certain other expenses. By investing in Other Investment Companies, the Fund becomes a shareholder of that Other Investment Company. As a result, Fund shareholders indirectly bear the Fund’s proportionate share of the fees and expenses paid by shareholders of the Other Investment Company, in addition to the fees and expenses Fund shareholders bear in connection with the Fund’s own operations. As a shareholder, the Fund must rely on the Other Investment Company to achieve its investment objective. The Fund’s performance may be magnified positively or negatively by virtue of its investment in the Other Investment Company. If the Other Investment Company fails to achieve its investment objective, the value of the Fund’s investment could decline, thus affecting the Fund’s performance. In addition, because certain Other Investment Company shares are listed on national stock exchanges and are traded like stocks on an exchange, their shares potentially may trade at a discount or a premium. Investments in such shares may be subject to brokerage and other trading costs, which could result in greater expenses to the Fund. Finally, because the value of certain Other Investment Company shares may depend on the demand in the market, the Adviser may not be able to liquidate the Fund’s holdings in those shares at the most optimal time, adversely affecting the Fund’s performance.

Collateral Investments Risk. The Fund’s use of Collateral Investments may include obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities, including bills, notes and bonds issued by the U.S. Treasury, investment companies registered under the 1940 Act that invest in high-quality securities and corporate debt securities, such as commercial paper.

Some securities issued or guaranteed by federal agencies and U.S. Government-sponsored instrumentalities may not be backed by the full faith and credit of the United States, in which case the investor must look principally to the agency or instrumentality issuing or guaranteeing the security for ultimate repayment, and may not be able to assert a claim against the United States itself in the event that the agency or instrumentality does not meet its commitment. The U.S. Government, its agencies and instrumentalities do not guarantee the market value of their securities, and consequently, the value of such securities may fluctuate. Although the Fund may hold securities that carry U.S. Government guarantees, these guarantees do not extend to the Shares.

Investment companies that invest in high-quality securities are subject to management fees and other expenses. Therefore, investments in these funds will cause the Fund to bear indirectly a proportional share of the fees and costs of the funds in which it invests. At the same time, the Fund will continue to pay its own management fees and expenses with respect to all of its assets, including any portion invested in the shares of such fund. It is possible to lose money by investing in investment companies that invest in high-quality securities.

Corporate debt securities such as commercial paper generally are short-term unsecured promissory notes issued by businesses. Corporate debt may carry variable or floating rates of interest. Corporate debt securities carry both credit risk and interest rate risk. Credit risk is the risk that the Fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it is due.

Asset Concentration Risk. Since the Fund may take concentrated positions in Predators Index Futures Contracts, the Fund’s performance may be hurt disproportionately and significantly by the poor performance of those positions to which it has significant exposure. Asset concentration makes the Fund more susceptible to any single occurrence affecting the underlying positions and may subject the Fund to greater market risk than more diversified funds.

Counterparty Risk. The Fund will be subject to credit risk (i.e., the risk that a counterparty is unwilling or unable to make timely payments or otherwise meet its contractual obligations) with respect to the amount the Fund expects to receive from counterparties to: Predators Index Futures Contracts; reverse repurchase agreements; swaps on Predators Index Futures Contracts, Other Investment Companies, or the Predators Index.

The Fund may be negatively impacted if a counterparty becomes bankrupt or otherwise fails to perform its obligations under such an agreement. The Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding and the Fund may obtain only limited recovery or may obtain no recovery in such circumstances. In order to attempt to mitigate potential counterparty credit risk, the Fund typically enters into transactions with major financial institutions.

The counterparty to an exchange-traded futures contract is subject to the credit risk of the clearing house and the FCM through which it holds its position. Specifically, the FCM or the clearing house could fail to perform its obligations, causing significant losses to the Fund. For example, the Fund could lose margin payments it has deposited with an FCM as well as any gains owed but not paid to the Fund, if the FCM or clearing house becomes insolvent or otherwise fails to perform its obligations. Credit risk of market participants with respect to derivatives that are centrally cleared is concentrated in a few clearing houses and it is not clear how an insolvency proceeding of a clearing house would be conducted and what impact an insolvency of a clearing house would have on the financial system. Under current CFTC regulations, a FCM maintains customers’ assets in a bulk segregated account. If a FCM fails to do so, or is unable to satisfy a substantial deficit in a customer account, its other customers may be subject to risk of loss of their funds in the event of that FCM’s bankruptcy. In that event, in the case of futures, the FCM’s customers are entitled to recover, even in respect of property specifically traceable to them, only a proportional share of all property available for distribution to all of that FCM’s customers. In addition, if the FCM does not comply with the applicable regulations, or in the event of a fraud or misappropriation of customer assets by the FCM, the Fund could have only an unsecured creditor claim in an insolvency of the FCM with respect to the margin held by the FCM. FCMs are also required to transfer to the clearing house the amount of margin required by the clearing house, which amount is generally held in an omnibus account at the clearing house for all customers of the FCM. In addition, the Fund may enter into futures contracts and repurchase agreements with a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. The Fund does not specifically limit its counterparty risk with respect to any single counterparty.

Further, there is a risk that no suitable counterparties are willing to enter into reverse repurchase agreements with the Fund, or continue to enter into, reverse repurchase agreement transactions with the Fund and, as a result, the Fund may not be able to achieve its investment objective. There is also the risk that the Fund may not be able to engage in reverse repurchase agreement transactions because suitable counterparties refuse to enter into transactions with the Fund. Contractual provisions and applicable law may prevent or delay the Fund from exercising its rights to terminate an investment or transaction with a financial institution experiencing financial difficulties, or to realize on collateral, and another institution may be substituted for that financial institution without the consent of the Fund. If the credit rating of a counterparty to a futures contract and/or repurchase agreement declines, the Fund may nonetheless choose or be required to keep existing transactions in place with the counterparty, in which event the Fund would be subject to any increased credit risk associated with those transactions. Also, in the event of a counterparty’s (or its affiliate’s) insolvency, the possibility exists that the Fund’s ability to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral, could be stayed or eliminated under special resolution regimes adopted in the United States, the European Union and various other jurisdictions. Such regimes provide government authorities with broad authority to intervene when a financial institution is experiencing financial difficulty. In particular, the regulatory authorities could reduce, eliminate, or convert to equity the liabilities to the Fund of a counterparty who is subject to such proceedings in the European Union (sometimes referred to as a “bail in”).

Credit Risk. An issuer or other obligated party of a debt security may be unable or unwilling to make dividend, interest and/or principal payments when due. In addition, the value of a debt security may decline because of concerns about the issuer’s ability or unwillingness to make such payments.

Debt Securities Risk. Investments in debt securities subject the holder to the credit risk of the issuer. Credit risk refers to the possibility that the issuer or other obligor of a security will not be able or willing to make payments of interest and principal when due. Generally, the value of debt securities will change inversely with changes in interest rates. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. During periods of falling interest rates, the income received by the Fund may decline. If the principal on a debt security is prepaid before expected, the prepayments of principal may have to be reinvested in obligations paying interest at lower rates. Debt securities generally do not trade on a securities exchange making them generally less liquid and more difficult to value than common stock.

Interest Rate Risk. Interest rate risk is the risk that the value of the debt securities in the Fund’s portfolio will decline because of rising market interest rates. Interest rate risk is generally lower for shorter term debt securities and higher for longer-term debt securities. Duration is a reasonably accurate measure of a debt security’s price sensitivity to changes in interest rates and a common measure of interest rate risk. Duration measures a debt security’s expected life on a present value basis, taking into account the debt security’s yield, interest payments and final maturity. In general, duration represents the expected percentage change in the value of a security for an immediate 1% change in interest rates. For example, the price of a debt security with a three-year duration would be expected to drop by approximately 3% in response to a 1% increase in interest rates. Therefore, prices of debt securities with shorter durations tend to be less sensitive to interest rate changes than debt securities with longer durations. As the value of a debt security changes over time, so will its duration.

Clearing Broker Risk. The Fund’s investments in exchange-traded futures contracts expose it to the risks of a clearing broker (or a FCM). Under current regulations, a clearing broker or FCM maintains customers’ assets in a bulk segregated account. There is a risk that Fund assets deposited with the clearing broker to serve as margin may be used to satisfy the broker’s own obligations or the losses of the broker’s other clients. In the event of default, the Fund could experience lengthy delays in recovering some or all of its assets and may not see any recovery at all. Furthermore, the Fund is subject to the risk that no FCM is willing or able to clear the Fund’s transactions or maintain the Fund’s assets. If the Fund’s FCMs are unable or unwilling to clear the Fund’s transactions, or if the FCM refuses to maintain the Fund’s assets, the Fund will be unable to have its orders for Predators Index Futures Contracts fulfilled or assets custodied. In such a circumstance, the performance of the Fund will likely deviate from the performance of changes in the Predators Index and may result in the proportion of Predators Index Futures Contracts in the Fund’s portfolio relative to the total assets of the Fund to decrease.

Non-Diversification Risk. The Fund is classified as a “non-diversified company” under the 1940 Act. As a result, the Fund is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by the diversification requirements imposed by the Code. The Fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly invested in certain issuers.

Risks Related to the Management of the Fund

Active Management Risk. The Fund is actively managed, and its performance reflects investment decisions that the Adviser makes for the Fund. Such judgments about the Fund’s investments may prove to be incorrect. If the investments selected and the strategies employed by the Fund fail to produce the intended results, the Fund could underperform as compared to other funds with similar investment objectives and/or strategies, or could have negative returns.

Frequent Trading Risk. The Fund regularly purchases and subsequently sells (i.e., “rolls”) individual futures contracts throughout the year so as to maintain a fully invested position. As the contracts near their expiration dates, the Fund rolls them over into new contracts. This frequent trading of contracts may increase the amount of commissions or mark-ups to broker-dealers that the Fund pays when it buys and sells contracts, which may detract from the Fund’s performance. High portfolio turnover may result in the Fund paying higher levels of transaction costs and may generate greater tax liabilities for shareholders. Frequent trading risk may cause the Fund’s performance to be less than expected.

Rebalancing Risk. If for any reason the Fund is unable to rebalance all or a portion of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund may be over- or under-exposed to the returns of the Predators Index. Additionally, because the market for Predators Index Futures Contracts is nascent and may be thinly traded, the Fund’s own trading activity, including purchases, sales, and rolling of contracts, could materially influence the prices of Predators Index Futures Contracts. If the Fund represents a significant portion of the open interest or trading volume, its activity could move prices against it, resulting in higher costs and reduced returns. If other market participants anticipate the Fund’s trading patterns, they may engage in front-running or other anticipatory trading strategies that further increase the Fund’s transaction costs. The trading activity associated with such transactions will contribute to the existing trading volume on the underlying futures contracts and may adversely affect the market price of such underlying futures contracts.

Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or systems failures. The Fund and the Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

Valuation Risk. The Fund or the Subsidiary may hold securities or other assets that may be valued on the basis of factors other than market quotations. This may occur because the asset or security does not trade on a centralized exchange, or in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” assets or securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, there is no assurance that the Fund or the Subsidiary could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund or the Subsidiary would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund or the Subsidiary at that time. The Fund’s ability to value investments may be impacted by technological issues or errors by pricing services or other third-party service providers.

New Fund Risk. As of the date of this prospectus, the Fund has no operating history and currently has fewer assets than larger funds. Like other new funds, large inflows and outflows may impact the Fund’s market exposure for limited periods of time. This impact may be positive or negative, depending on the direction of market movement during the period effected.

Risks Related to Trading of Shares

Trading Issues Risk. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. The Fund may have difficulty maintaining its listing on the Exchange in the event the Fund’s assets are small, the Fund does not have enough shareholders, or if the Fund is unable to proceed with creation and/or redemption orders.

Authorized Participant Concentration Risk. Only an “authorized participant” or “AP” (i.e., broker-dealers and large institutional investors that have entered into participation agreement with the Fund) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that act as APs on an agency basis (i.e. on behalf of other market participants). To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem, in either of these cases, Shares may trade at a discount to the Fund’s net asset value and possibly face delisting.

Market Maker Risk. If the Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of Shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s net asset value and the price at which the Shares are trading on the Exchange, which could result in a decrease in value of the Shares. In addition, decisions by market makers or APs to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Shares trading at a discount to net asset value and also in greater than normal intra-day bid-ask spreads for Shares.

Premium/Discount Risk. The market price of the Fund’s Shares will generally fluctuate in accordance with changes in the Fund’s net asset value as well as the relative supply of and demand for Shares on the Exchange. The Fund’s market price may deviate from the value of the Fund’s underlying portfolio holdings, particularly in time of market stress, with the result that investors may pay more or receive less than the underlying value of the Shares bought or sold. The Adviser cannot predict whether Shares will trade below, at, or above their net asset value because the Shares trade on the Exchange at market prices and not at net asset value. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related, but not identical, to the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. However, given that Shares can only be purchased and redeemed in Creation Units, and only to and from broker-dealers and large institutional investors that have entered into participation agreements (unlike shares of closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset value), the Adviser believes that large discounts or premiums to the net asset value of Shares should not be sustained. In addition, because the Fund provides exposure to the statistical performance of a single professional sports team, demand for Shares may be influenced by fan loyalty, emotional attachment, and team-related sentiment rather than by rational assessments of the Fund’s expected risk-adjusted returns. These demand patterns could increase intraday volatility in Fund Shares, widen bid-ask spreads, and result in investors purchasing or selling Shares at prices that do not reflect the Fund’s underlying NAV. During stressed market conditions, the market for the Fund’s Shares may become less liquid in response to deteriorating liquidity in the market for the Fund’s underlying portfolio holdings, which could in turn lead to differences between the market price of the Fund’s Shares and their net asset value. This can be reflected as a spread between the bid and ask prices for the Fund quoted during the day or a premium or discount in the closing price from the Fund’s NAV.

Active Market Risk. Although the Shares are listed for trading on the Exchange, there can be no assurance that an active trading market for the Shares will develop or be maintained. Shares trade on the Exchange at market prices that may be below, at or above the Fund’s net asset value. Securities, including the Shares, are subject to market fluctuations and liquidity constraints that may be caused by such factors as economic, political, or regulatory developments, changes in interest rates, and/or perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments.

Cash Transaction Risk. Most ETFs generally make in-kind redemptions to avoid being taxed at the fund level on gains on the distributed portfolio securities. However, unlike most ETFs, the Fund currently intends to effect some or all redemptions for cash, rather than in-kind, because of the nature of the Fund’s investments. The Fund may be required to sell portfolio securities to obtain the cash needed to distribute redemption proceeds, which involves transaction costs that the Fund may not have incurred had it effected redemptions entirely in kind. These costs may include brokerage costs and/or taxable gains or losses, which may be imposed on the Fund and decrease the Fund’s NAV to the extent such costs are not offset by a transaction fee payable to an AP. If the Fund recognizes gain on these sales, this generally will cause the Fund to recognize gain it might not otherwise have recognized if it were to distribute portfolio securities in-kind, or to recognize such gain sooner than would otherwise be required. This may decrease the tax efficiency of the Fund compared to ETFs that utilize an in-kind redemption process, and there may be a substantial difference in the after-tax rate of return between the Fund and other ETFs.

Risks Related to Regulation, External Factors, and Federal Income Tax Consequences

Tax Risk. The Fund intends to elect and to qualify each year to be treated as a RIC under Subchapter M of the Code. As a RIC, the Fund will not be subject to U.S. federal income tax on the portion of its net investment income and net capital gain that it distributes to shareholders, provided that it satisfies certain requirements of the Code. If the Fund does not qualify as a RIC for any taxable year and certain relief provisions are not available, the Fund’s taxable income will be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed. Additionally, buying securities shortly before the record date for a taxable dividend or capital gain distribution is commonly known as “buying the dividend.” In the event a shareholder purchases Shares shortly before such a distribution, the entire distribution may be taxable to the shareholder even though a portion of the distribution effectively represents a return of the purchase price. To comply with the asset diversification test applicable to a RIC, the Fund will limit its investments in the Subsidiary to 25% of the Fund’s total assets at the end of each tax quarter. The investment strategy of the Fund will cause the Fund to hold substantially more than 25% of the Fund’s total assets in investments in the Subsidiary the majority of the time. The Fund intends to manage the exposure to the Subsidiary so that the Fund’s investments in the Subsidiary do not exceed 25% of the total assets at the end of any tax quarter. If the Fund’s investments in the Subsidiary were to exceed 25% of the Fund’s total assets at the end of a tax quarter, the Fund, generally, has a grace period to cure such lack of compliance. If the Fund fails to timely cure, it may no longer be eligible to be treated as a RIC.

Because Predators Index Futures Contracts produce non-qualifying income for purposes of qualifying as a RIC, the Fund makes its investments in Predators Index Futures Contracts through the Subsidiary. The Fund intends to treat any income it may derive from the futures contracts received by the Subsidiary as “qualifying income” under the provisions of the Code applicable to RICs. The IRS has issued PLRs provided to third parties not associated with the Fund or its affiliates (which only those parties may rely on as precedent) concluding that similar arrangements resulted in qualifying income. Many of such PLRs have now been revoked by the IRS. In March of 2019, the Internal Revenue Service published Regulations that concluded that income from a corporation similar to the Subsidiary would be qualifying income, if the income is related to the Fund’s business of investing in stocks or securities. Although the Regulations do not require distributions from the Subsidiary, the Fund intends to cause the Subsidiary to make distributions that would allow the Fund to make timely distributions to its shareholders. The Fund generally will be required to include in its own taxable income the income of the Subsidiary for a tax year, regardless of whether the Fund receives a distribution of the Subsidiary’s income in that tax year, and this income would nevertheless be subject to the distribution requirement for qualification as a RIC and would be taken into account for purposes of the 4% excise tax.

If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions.

Subsidiary Regulatory Investment Risk. Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary are organized, respectively, could result in the inability of the Fund to operate as intended and could negatively affect the Fund and its shareholders. The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. However, as the Subsidiary is wholly-owned by the Fund, and the investors of the Fund will have the investor protections of the 1940 Act, the Fund as a whole—including the Subsidiary—will provide investors with 1940 Act protections.

Commodity Regulatory Risk. The Fund’s use of commodity futures subject to regulation by the CFTC has caused the Fund to be classified as a “commodity pool” and this designation requires that the Fund comply with CFTC rules, which may impose additional regulatory requirements and compliance obligations. The Fund’s investment decisions may need to be modified, and commodity contract positions held by the Fund may have to be liquidated at disadvantageous times or prices, to avoid exceeding any applicable position limits established by the CFTC, potentially subjecting the Fund to substantial losses. The regulation of commodity transactions in the United States is subject to ongoing modification by government, self-regulatory and judicial action. The effect of any future regulatory change with respect to any aspect of the Fund is impossible to predict, but could be substantial and adverse to the Fund.

Regulatory Risk. The regulatory framework governing sports-linked financial instruments is evolving and subject to significant uncertainty. Predators Index Futures Contracts are a novel instrument class for which there is limited regulatory precedent. The CFTC has broad discretionary authority to determine whether particular contracts are consistent with the public interest, including authority to disapprove or direct an exchange to delist contracts that the CFTC determines involve gaming, are unlawful, or otherwise run contrary to the purposes of the CEA. The CFTC has recently proposed amendments to its rules concerning event contracts, commonly referred to as prediction markets, to specify which contracts may be determined contrary to the public interest and therefore may not be listed for trading or accepted for clearing on or through a CFTC-regulated entity. The CFTC or the listing exchange could, at any time and without advance notice, impose new conditions, margin or position-limit requirements, reporting obligations, trading halts, settlement adjustments, or delisting actions. Any such changes could, among other things; (i) impair the Fund’s ability to establish, maintain, or close positions; (ii) require the Fund to liquidate positions at disadvantageous prices; (iii) alter the economic characteristics on which the Fund relies; or (iv) render the Fund’s principal investment strategy impractical. In addition, future legislative, judicial, or administrative developments could retroactively affect the permissibility, settlement mechanics, or availability of Predators Index Futures Contracts. These developments may occur abruptly and may not provide mechanisms for investor recourse or for the orderly unwind of positions. There can be no assurance that the regulatory environment for sports-linked financial instruments will remain stable or favorable.

Cyber Security Risk. The Fund is susceptible to operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding, but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the Fund’s third-party service providers, such as its administrator, transfer agent, or custodian, as applicable, or issuers in which the Fund invests, can also subject the Fund to many of the same risks associated with direct cyber security breaches. While the Fund has established business continuity plans and risk management systems designed to reduce the risks associated with cyber security, there are inherent limitations in such plans and systems. Additionally, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third-party service providers.

Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, Predators, tsunamis and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics (for example, the novel coronavirus COVID-19), have been and can be highly disruptive to economies and markets and have recently led, and may continue to lead, to increased market volatility and significant market losses. Such natural disaster and health crises could exacerbate political, social, and economic risks, and result in significant breakdowns, delays, shutdowns, social isolation, and other disruptions to important global, local and regional supply chains affected, with potential corresponding results on the operating performance of the Fund and its investments. A climate of uncertainty and panic, including the contagion of infectious viruses or diseases, may adversely affect global, regional, and local economies and reduce the availability of potential investment opportunities, and increases the difficulty of performing due diligence and modeling market conditions, potentially reducing the accuracy of financial projections. Under these circumstances, the Fund may have difficulty achieving its investment objectives which may adversely impact Fund performance. Further, such events can be highly disruptive to economies and markets, significantly disrupt the operations of individual companies (including, but not limited to, the Fund’s investment advisor, third party service providers, and counterparties), sectors, industries, markets, securities and commodity exchanges, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. These factors can cause substantial market volatility, exchange trading suspensions and closures, changes in the availability of and the margin requirements for certain instruments, and can impact the ability of the Fund to complete redemptions and otherwise affect Fund performance and Fund trading in the secondary market. A widespread crisis would also affect the global economy in ways that cannot necessarily be foreseen. How long such events will last and whether they will continue or recur cannot be predicted. Impacts from these could have a significant impact on the Fund’s performance, resulting in losses to your investment.

Performance

As of the date of this prospectus, the Fund has not yet commenced operations and therefore does not have a performance history. Once available, the Fund’s performance information will be accessible on the Fund’s website at www.volatilityshares.com and will provide some indication of the risks of investing in the Fund.

Management

Investment Adviser

Volatility Shares LLC

Portfolio Managers

The following persons serve as portfolio managers of the Fund.

•	Charles Lowery — Chief Investment Officer, Volatility Shares
•	Anand Desai — Head of Portfolio Management, Volatility Shares
•	Dustin Shidaker — Portfolio Manager, Volatility Shares

Each of the portfolio managers is primarily and jointly responsible for the day-to-day management of the Fund. Each of the Fund’s portfolio managers have served in such capacity since the Fund’s inception.

Purchase and Sale of Shares

The Fund issues and redeems Shares on a continuous basis, at NAV, only in large blocks of shares called “Creation Units.” Individual Shares may only be purchased and sold on the secondary market through a broker-dealer at a market price. Since Shares trade on securities exchanges in the secondary market at their market price rather than their NAV, the Shares may trade at a price greater than (premium) or less than (discount) the Fund’s NAV. An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). Recent information, including the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is available online at www.volatilityshares.com.

Tax Information

The Fund’s distributions will generally be taxable as ordinary income, returns of capital or capital gains. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser and Foreside Fund Services, LLC, the Fund’s distributor (the “Distributor”), may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

New Jersey Devils ETF

Investment Objective

The New Jersey Devils ETF (the “Fund” or “[__]”) seeks to provide investment results, before fees and expenses, that correspond to the performance of futures contracts on the CME FSPI NHL New Jersey Devils Index.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell Shares. Investors may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example set forth below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	[___]	%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses(1)	0.00%
Total Annual Fund Operating Expenses	[___]	%
(1)	“Other Expenses” are estimates based on the expenses the Fund expects to incur for the current fiscal year.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels. This example does not include the brokerage commissions that investors may pay to buy and sell Shares.

Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years
$[__]	$[___]

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. Because the Fund is new, portfolio turnover information is unavailable at this time.

Principal Investment Strategies

The Fund is an exchange-traded fund (“ETF”) that seeks to achieve its investment objective primarily through investments in futures contracts on the CME FSPI NHL New Jersey Devils Index, which is a non-investable index (the “Devils Index”). The Devils Index is designed to systemically measure the cumulative team performance of the New Jersey Devils only during games played over the regular and post-season. The Devils Index is a transparent, rules-based system using official league statistics, where positive actions add points and negative actions subtract points. The Devils Index is based on fifty-five statistical measures of performance and results of team games (wins, losses and ties) that results in continuous, live statistical values that underpin the value of the Devils Index which is calculated into a trackable and tradable number. The Devils Index is based solely on these statistical factors, and the performance of other professional hockey teams in the National Hockey League® (the “NHL”), or events outside of on-ice performance by the New Jersey Devils, will not impact the value of the Devils Index.

The Devils Index has an initial standardized base value of 7,500 before the season and moves up or down based on officially reported statistics from each game, including real-time movement during regular season and postseason play. At the conclusion of the postseason, the Devils Index value resets to 7,500.

The Devils Index is maintained and calculated by FutureSports (the “Index Provider”). The Devils Index methodology is designed to align with the International Organization of Securities Commissions (“IOSCO”) Principles for Financial Benchmarks and supported by published governance, oversight and methodology change procedures. The NHL serves as the official data source for the Devils Index but does not participate in index determination or governance.

The Fund obtains exposure to the Devils Index by investments in futures contracts that reference the Devils Index and that trade on an exchange registered with the Commodity Futures Trading Commission (“Devils Index Futures Contracts”), and cash, cash-like instruments or high quality securities that serve as collateral to the Fund’s investments in Devils Index Futures Contracts (“Collateral Investments”).

Under normal circumstances, the Fund will invest at least 80% of the value of its net assets (plus borrowings for investment purposes) in Devils Index-Linked Instruments. For purposes of this policy, “Devils Index-Linked Instruments” means (i) Devils Index Futures Contracts; (ii) shares of other investment companies registered under the Investment Company Act of 1940 (the “1940 Act”) that invest in similar assets to those in which the Fund may invest (“Other Investment Companies”); (iii) exchange traded options on the Devils Index or shares of Other Investment Companies; and (iv) swap agreement transactions that reference Devils Index Futures Contracts, Other Investment Companies, or the Devils Index. Certain Devils Index-Linked Instruments, such as Other Investment Companies or options thereon, are currently unavailable for investment, though are expected to become available in the future.

The Fund expects to gain investment exposure to the Devils Index by investing a portion of its assets in a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”).

The Fund does not invest directly in prediction markets, event contracts or other instruments that provide exposure to individual sporting event or season-long outcomes or to investments that provide exposure to the financial performance of individual sports teams or leagues. Instead, the Fund seeks to benefit from increases in the price of Devils Index Futures Contracts.

The investment adviser to the Fund and the Subsidiary is Volatility Shares LLC (the “Adviser” or “Volatility Shares”). The Adviser oversees the Fund and implements the day-to-day portfolio management responsibilities for the Fund. In serving as investment adviser to the Fund, the Adviser does not conduct conventional investment research or analysis or forecast market movement or trends.

The Fund is classified as a “non-diversified company” under the 1940 Act. The Fund will not concentrate its investments in securities of issuers in any industry or group of industries, as the term “concentrate” is used in the 1940 Act, except that the Fund may invest more than 25% of its total assets in Devils Index-Linked Instruments.

The New Jersey Devils

The New Jersey Devils are a professional ice hockey team based in Newark, New Jersey, competing in the Metropolitan Division of the NHL’s Eastern Conference. During the 2025–2026 season, the Devils finished seventh in the Metropolitan Division, ranking 21st in standings points, 27th in goals for, 17th in goals against, and 24th in goal differential. The Devils were founded in 1974 as the Kansas City Scouts. The Devils are currently owned by Harris Blitzer Sports & Entertainment with Josh Harris and David Blitzer serving as managing partners. The team has won three Stanley Cup championships, capturing titles in 1995, 2000, and 2003. Neither the Fund, the Trust, nor the Adviser is affiliated with the New Jersey Devils.

Devils Index Futures Contracts

The Fund intends to typically enter into cash-settled Devils Index Futures Contracts as the “buyer,” except as detailed below.

In simplest terms, in a cash-settled futures market the counterparty pays cash to the buyer if the price of a futures contract goes up, and buyer pays cash to the counterparty if the price of the futures contract goes down. In order to maintain its exposure to the Devils Index, the Fund intends to exit its futures contracts as they near expiration and replace them with new futures contracts with a later expiration date. Futures contracts with a longer term to expiration may be priced higher than futures contracts with a shorter term to expiration, a relationship called “contango”. When rolling futures contracts that are in contango the Fund will close its long position by selling the shorter-term contract at a relatively lower price and buying a longer-dated contract at a relatively higher price. The presence of contango will adversely affect the performance of the Fund. Conversely, futures contracts with a longer term to expiration may be priced lower than futures contracts with a shorter term to expiration, a relationship called “backwardation”. When rolling long futures contracts that are in backwardation, the Fund will close its long position by selling the shorter-term contract at a relatively higher price and buying a longer-dated contract at a relatively lower price. The presence of backwardation may positively affect the performance of the Fund. Further, the returns of the Devils Index Futures Contracts may differ from that of the Devils Index due to the divergence in prices or the costs associated with investing in futures contracts, which may negatively impact the Fund’s returns.

The Fund invests in Devils Index Futures Contracts indirectly via the Subsidiary. The Subsidiary and the Fund will have the same investment adviser and investment objective. The Subsidiary will also follow the same general investment policies and restrictions as the Fund. Except as noted herein, for purposes of this Prospectus, references to the Fund’s investment strategies and risks include those of the Subsidiary. The Fund complies with the provisions of the 1940 Act governing investment policies and capital structure and leverage on an aggregate basis with the Subsidiary. Furthermore, the Adviser, as the investment adviser to the Subsidiary, complies with the provisions of the 1940 Act relating to investment advisory contracts as it relates to its advisory agreement with the Subsidiary. The Subsidiary also complies with the provisions of the 1940 Act relating to affiliated transactions and custody. Because the Fund intends to qualify for treatment as a regulated investment company (a “RIC”) under the Internal Revenue Code of 1986 (the “Code”), the size of the Fund’s investment in the Subsidiary will not exceed 25% of the Fund’s total assets at or around each quarter end of the Fund’s fiscal year. In order to qualify as a RIC, the Fund will have to reduce its exposure to its Subsidiary on or around the end of each of the Fund’s fiscal quarter ends. The Fund expects to reduce its exposure to its Subsidiary during these periods by investing in certain other investments as described below. During these periods, the Fund may not achieve its investment objective. At other times of the year, the Fund’s investments in the Subsidiary will significantly exceed 25% of the Fund’s total assets. The Subsidiary’s custodian is U.S. Bank, N.A.

If circumstances occur where market prices for Devils Index Futures Contracts were not readily available, the Fund would fair value its Devils Index Futures Contracts in accordance with its pricing and valuation policy and procedures for fair value determinations. Pursuant to those policies and procedures, the Adviser would consider various factors, such as pricing history; market levels prior to price limits or halts; and supply, demand, and open interest in Devils Index Futures Contracts, among other factors. The Adviser would document its proposed pricing and methodology, detailing the factors that entered into the valuation.

Collateral Investments

The Fund will also invest its assets in Collateral Investments. The Collateral Investments may consist of high-quality securities, which include: (1) U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury; (2) investment companies registered under the 1940 Act that invest in high-quality securities; and/or (3) corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by businesses that are rated investment grade or determined by the Adviser to be of comparable quality. For these purposes, “investment grade” is defined as investments with a rating at the time of purchase in one of the four highest categories of at least one nationally recognized statistical rating organization (e.g., BBB- or higher from S&P Global Ratings or Baa3 or higher from Moody’s Investors Service, Inc.).

The Collateral Investments are designed to provide liquidity, serve as margin, or otherwise collateralize the Subsidiary’s investments in Devils Index-Linked Instruments. The Fund expects that it will primarily invest its assets, and that the Subsidiary will primarily invest its assets, in Collateral Investments that are “securities,” as such term is defined under the 1940 Act.

Other Investments

In order to help the Fund maintain exposure to the Devils Index, maintain its tax status as a RIC on days in and around quarter-end, help the Fund maintain its desired exposure to Devils Index Futures Contracts when it is approaching or has exceeded position limits or accountability levels, or because of liquidity or other constraints, the Fund may invest in the following:

Reverse Repurchase Agreements

The Fund may invest in reverse repurchase agreements which are a form of borrowing in which the Fund sells portfolio securities to financial institutions and agrees to repurchase them at a mutually agreed-upon date and price that is higher than the original sale price, and use the proceeds for investment purchases.

As a result of the Fund repurchasing the securities at a higher price, the Fund will lose money by engaging in reverse repurchase agreement transactions.

As noted above, because the Fund intends to qualify for treatment as a RIC under the Code, the size of the Fund’s investment in the Subsidiary will not exceed 25% of the Fund’s total assets at or around each quarter end of the Fund’s fiscal year (the “Asset Diversification Test”). At other times of the year, the Fund’s investments in the Subsidiary will significantly exceed 25% of the Fund’s total (or gross) assets.

When the Fund seeks to reduce its total assets exposure to the Subsidiary, it may use the short-term Treasury Bills it owns (and purchase additional Treasury Bills as needed) to transact in reverse repurchase agreement transactions, which are ostensibly loans to the Fund. Those loans will increase the gross assets of the Fund, which the Adviser expects will allow the Fund to meet the Asset Diversification Test. When the Fund enters into a reverse repurchase agreement, it will either (i) be consistent with Section 18 of the 1940 Act and maintain asset coverage of at least 300% of the value of the reverse repurchase agreement; or (ii) treat the reverse repurchase agreement transactions as derivative transactions for purposes of Rule 18f-4 under the 1940 Act (“Rule 18f-4”), including as applicable, the value-at-risk based limit on leverage risk.

Other Investment Companies

The Fund may invest in shares of Other Investment Companies, that is, shares of investment companies registered under the 1940 Act that invest in similar assets to those in which the Fund may invest.

Exchange-traded option contracts on shares of Other Investment Companies.

The Fund may invest in exchange-listed option contracts on shares of Other Investment Companies, which invest in similar assets to those in which the Fund may invest. An option is a contract that gives the purchaser of the option, in return for the premium paid, the right to buy shares of an investment company, from the writer of the option (in the case of a call option), or to sell shares of the investment company to the writer of the option (in the case of a put option) at a designated price during the term of the option. The premium paid by the buyer of an option will reflect, among other things, the relationship of the exercise price to the market price and the volatility of the shares of the investment company, the remaining term of the option, supply, demand, interest rates and/or currency exchange rates. The Fund may utilize “American” style options or “European” style options. American style options are exercisable on any date prior to the expiration date of the option contract. In contrast, European style options are exercisable only on the expiration date of the option contract.

Swaps that reference Devils Index Futures Contracts, Other Investment Companies, or the Devils Index.

Swap contracts are transactions entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a swap transaction, the Fund and a counterparty will agree to exchange or “swap” payments based on the change in value of an underlying asset or benchmark. For example, the two parties may agree to exchange the return (or differentials in rates of returns) earned or realized on a particular investment or instrument. In the case of the Fund, the reference asset can be Devils Index Futures Contracts, Other Investment Companies or the Devils Index.

Principal Risks

As with all investments, there are certain risks of investing in the Fund. Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective. An investment in the Fund does not represent a complete investment program. An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, the Adviser or any of their affiliates. You should consider carefully the following risks before investing in the Fund.

Each risk noted below is considered a principal risk of investing in the Fund, regardless of the order in which it appears. The significance of each risk factor below may change over time and you should review each risk factor carefully.

Risks Specific to the Fund’s Investments

Investment Strategy Risk. The Fund, through the Subsidiary, invests primarily in Devils Index Futures Contracts. The Fund does not invest directly in prediction markets, event contracts or other instruments that provide exposure to individual sporting event or season-long outcomes or to investments that provide exposure to the financial performance of individual sports teams or leagues. Instead, the Fund seeks to benefit from increases in the price of Devils Index Futures Contracts. The price of Devils Index Futures Contracts may not be an accurate measure of the Devils Index. Consequently, the Fund may perform differently from the performance of the Devils Index. There can be no guarantee that the performance of Devils Index Futures Contracts will be highly correlated to the performance of the Devils Index. Transaction costs (including the costs associated with futures investing), position limits, the availability of counterparties and other factors may impact the cost and pricing of Devils Index Futures Contracts and decrease the correlation between the performance of Devils Index Futures Contracts and the Devils Index, over short- or long-term periods. In addition, the performance of back-month Devils Index Futures Contracts is likely to differ more significantly from the performance of the Devils Index. To the extent the Fund is invested in back-month Devils Index Futures Contracts, the performance of the Fund should be expected to deviate more significantly from the performance of the Devils Index. Moreover, because the Devils Index is uninvestable, the Fund can only gain exposure through futures contracts and other derivatives, and differences between the prices of those instruments and the levels of the Devils Index may result in the Fund experiencing larger losses or smaller gains than would be implied by changes in the Devils Index alone.

Sports Performance Risk. The Fund’s investment strategy is inherently speculative. The value of Devils Index Futures Contracts is derived from the statistical performance of a single professional sports team as measured by the Devils Index. Successfully investing in Devils Index Futures Contracts requires that the team tracked by the index performs well statistically over the course of a season, an outcome that is inherently uncertain and subject to numerous unpredictable variables, including player health, competitive dynamics, coaching decisions, and random variation in athletic performance. The Devils Index may decline in value, and there can be no assurance that the team tracked by the index will perform at or above the levels implied by the prices of Devils Index Futures Contracts at the time the Fund obtains exposure.

On-Ice Performance and Competitive Results Risk. The Fund’s investment performance is linked to the on-ice statistical performance of a single NHL team during the regular season and, if applicable, the playoffs. The prices of Devils Index Futures Contracts are expected to rise when the team performs well statistically and to fall when the team performs poorly. Competitive results in professional hockey are inherently unpredictable and can be influenced by factors entirely outside the team’s control, including the performance of opposing teams, referee calls, random puck bounces, weather affecting travel, and in-game injuries. A team may enter a season with high expectations based on roster strength, coaching hires, or offseason acquisitions, only to underperform due to chemistry issues, unexpected injuries to key players, player slumps, or tactical mismatches against divisional opponents. The NHL season extends over several months and includes 82 regular season games per team, during which even a strong team may experience prolonged losing streaks that cause material declines in the Devils Index. If the team fails to make the playoffs, the Fund will not benefit from any potential uplift in index value that could accompany postseason success. Conversely, early playoff elimination could cause sharp declines in futures prices if the market had priced in deeper postseason performance. Because the Fund is concentrated in a single NHL team, there is no opportunity to offset poor on-ice performance by gaining exposure to a stronger team or a different sport.

Devils Index Investing Risk. The Fund is indirectly exposed to the risks of the Devils Index through its investments in Devils Index Futures Contracts and other Devils Index-Linked Instruments. The Fund does not invest in the Devils Index, which is an uninvestable index. The performance of the Devils Index will be very different from a portfolio of Devils Index Futures Contracts.

The Devils Index moves up or down based on officially reported statistics from every game, match, or event throughout the regular season and postseason. Positive statistical actions (e.g., goals scored, points earned) add value to the index, while negative actions (e.g., opponent scoring, penalties or setbacks) subtract value. Poor statistical performance by the New Jersey Devils could have a significant negative impact on the level of the Devils Index and therefore the value of the Fund. In addition, unlike instruments that are based on tradable reference assets, the Devils Index Futures Contracts and Devils Index-Linked Instruments are tied to an index that is not directly investable and, thus, have settlement prices based on the calculation of that index, not the price of a tradable asset.

Concentrated Single-Team Exposure Risk. The Fund’s investment strategy results in concentrated exposure to a single professional sports team’s statistical performance (i.e., the New Jersey Devils) as measured by an index. Unlike diversified funds that spread risk across multiple asset classes, sectors, or issuers, the Fund’s performance is primarily driven by the statistical output of one team over the course of a season. As a result, the Fund is more susceptible to risks affecting that team, including player injuries, suspensions, trades, retirements, coaching changes, front-office turnover, league sanctions, labor disputes, lockouts, or other events that directly or indirectly influence the team’s on-ice statistical performance. This degree of concentration will likely increase volatility in the Fund’s NAV, heighten the likelihood of significant losses over short periods, and cause the Fund’s returns to diverge substantially from those of more diversified investments. Additionally, because the Fund is concentrated in a single team, it is inherently concentrated in a single professional sports league. This subjects the Fund to league-specific risks, including league-wide labor disputes, broad scandal, changes to the structure or rules of the league, or events that cause the cancellation or suspension of games. The Fund has no ability to rotate exposure into a different team, sport, or league in response to adverse developments affecting the team to which it has exposure.

Insider Trading and Information Asymmetry Risk. Unlike securities markets, which are governed by well-established insider trading prohibitions under the Securities Exchange Act of 1934, the legal framework governing trading on the basis of material, non-public information in the context of commodity futures is less developed. While the CFTC has broad anti-manipulation and anti-fraud authority under the Commodity Exchange Act (“CEA”), specific rules and judicial precedent addressing what constitutes improper trading on non-public information in the context of sports-linked futures remain nascent. Certain individuals may possess material, non-public information that could affect the statistical performance of the Devils Index and, consequently, the prices of Devils Index Futures Contracts. Such individuals may include, without limitation, team coaches, players, trainers, team medical staff, front office personnel, referees, officials, league personnel, or sports data providers. For example, undisclosed injuries to key players or undisclosed lineup changes could materially affect the level of the Devils Index. Such persons could trade Devils Index Futures Contracts or Fund Shares to profit from their informational advantage prior to public disclosure. There is no guarantee that exchanges, the CME, or the CFTC will successfully detect and prevent such trading, and the Fund has no means of preventing such individuals from purchasing or selling Fund Shares. The participation of informed insiders in the market for Devils Index Futures Contracts can create adverse selection for other market participants and distort market prices. Because the Fund is concentrated in a single team, the impact of insider trading on the Fund may be more pronounced than in markets with broader diversification.

League Credibility and Sports Integrity Risk. The Devils Index is calculated based on official league statistics derived from the games of a single professional sports team, and the integrity of those games is fundamental to the reliability of the index. Efforts to interfere with the team’s games, including match-fixing, point-shaving, or referee manipulation, could materially affect the statistical data upon which the Devils Index is based, create significant uncertainty regarding index levels, and cause pronounced price volatility in Devils Index Futures Contracts. Confirmed or suspected game interference may also prompt legislative or regulatory responses, including restrictions on sports-linked financial products or emergency rulemaking by the CFTC, that could restrict the listing or trading of Devils Index Futures Contracts. Even widely publicized allegations of interference, absent actual misconduct, could undermine market confidence in the Devils Index and the futures contracts that reference it.

Gaming and State Regulatory Litigation Risk. Exchanges that list sports-linked financial instruments, including Devils Index Futures Contracts, may be subject to legal challenges brought by state attorneys general, state gaming commissions, and other state-level actors asserting that such instruments constitute regulated gambling or gaming activity under state law, notwithstanding that such contracts are listed on a CFTC-regulated exchange. Such proceedings may assert that the listing of sports-linked contracts violates state gaming statutes, requires state gaming or sports wagering licenses, or constitutes an illegal gambling enterprise. These exchanges, and the CFTC in certain court filings, have asserted that the CEA and the CFTC’s exclusive jurisdiction over CFTC-regulated exchanges preempts state gaming regulations. There is no assurance that federal courts will rule in favor of federal preemption, and resolution may require years of litigation and potentially appellate review. An adverse ruling could result in the suspension or cessation of trading in Devils Index Futures Contracts, material operational restrictions, significant financial penalties, or the effective loss of the ability to list sports-linked futures. Any of these outcomes could materially and adversely affect the Fund’s ability to achieve its investment objective and could result in significant losses.

Platform and Distribution Restriction Risk. Broker-dealers, registered investment adviser platforms, wirehouses, and other financial intermediaries may refuse to list, recommend, or permit purchases of Fund Shares through their platforms due to the Fund’s association with sports performance outcomes and the perception that such products are akin to sports wagering, regardless of the Fund’s legal status as a registered investment company under the 1940 Act. Certain intermediaries may permit only unsolicited purchases, prohibit financial advisers from recommending the Fund, or exclude the Fund from model portfolios entirely. These restrictions could limit the Fund’s accessible investor base, constrain assets under management, reduce secondary market liquidity, widen bid-ask spreads, and increase the likelihood that Fund Shares will trade at significant premiums or discounts to net asset value. Even if an intermediary initially permits distribution, it may subsequently restrict access in response to adverse regulatory developments, reputational concerns, or changes in compliance policies. If a significant number of intermediaries refuse to distribute Fund Shares, the Fund may be unable to achieve sufficient scale, which could increase the Fund’s expense ratio, reduce trading volume, and impair the Fund’s ability to operate effectively.

Novel Market Risk. Devils Index Futures Contracts are a novel asset class with limited trading history. The market may not develop the depth, liquidity, or trading efficiency associated with more established futures markets, and its pricing may be influenced by factors unrelated to fundamental assessments of team performance, including speculative activity, behavioral biases, regulatory headlines, or concentrated participation by a limited number of traders. There is limited historical data on which to base expectations regarding future price behavior, volatility patterns, or the costs associated with maintaining exposure, and traditional risk metrics may not accurately capture the risks of investing in this market. There can be no assurance that the market for Devils Index Futures Contracts will achieve or sustain the level of participation, liquidity, and price discovery necessary for the Fund to effectively pursue its investment objective.

Limited Price Discovery and Market Depth Risk. Because Devils Index Futures Contracts are a newly created instrument class, the market may lack the depth, breadth, and participation necessary for reliable price discovery. Traditional commodity futures markets benefit from decades of participation by commercial hedgers, speculators, and arbitrageurs whose activities contribute to efficient pricing. The market for Devils Index Futures Contracts is expected to have few, if any, natural commercial hedgers, and may be dominated by retail speculators, algorithmic traders, or a small number of institutional participants. This concentrated participation could result in prices that do not accurately reflect fair value, wider bid-ask spreads, and elevated intraday price volatility. In thin markets, even modest order flow from the Fund could move prices against the Fund, increasing transaction costs and reducing returns. There can be no assurance that the market for Devils Index Futures Contracts will develop sufficient liquidity over time, and the Fund may be unable to establish or exit positions at prices the Fund considers favorable.

Seasonality and Offseason Risk. The Devils Index resets to a standardized base value prior to the start of each sports season and has a defined life cycle that ends following the postseason. Because the Fund tracks a single team in a single sport, the Fund is tied to that sport’s competitive calendar and has no ability to diversify across sports or rotate into a sport that is in-season when the team’s sport is not. During the playing season, the Devils Index moves in real-time based on officially reported game statistics, and the prices of Devils Index Futures Contracts are expected to reflect both the current index level and market expectations regarding future team performance. During the offseason, however, the Devils Index will not move because no games are being played, and the Fund’s exposure to Devils Index Futures Contracts will behave differently than during the playing season. The Fund anticipates maintaining exposure to Devils Index Futures Contracts during the offseason. Although the underlying index will be static during this period, the prices of Devils Index Futures Contracts may still fluctuate based on market expectations regarding the team’s prospects for the upcoming season, including coaching changes, player trades, draft picks, free agent signings, injury recovery timelines, training camp developments, and other factors that affect the market’s assessment of the team’s likely statistical performance. However, because the index itself is not moving during the offseason, the magnitude of futures price movements may be reduced relative to the playing season, and the relationship between futures prices and the underlying index level may be less predictable. There can be no assurance that the Fund’s offseason futures holdings will appreciate in value, and the Fund may experience losses during the offseason if market sentiment regarding the team’s upcoming season deteriorates. In addition, there can be no assurance that Devils Index Futures Contracts will be available in sufficient volume or at favorable pricing during the offseason or at the start of a new season.

League Discontinuation, Lockout, or Strike Risk. The Fund’s ability to invest in Devils Index Futures Contracts depends on the continued operation of the NHL and the playing of scheduled games. Labor disputes between the NHL and its players’ union could result in a lockout or strike that suspends or cancels all or a significant portion of a season. The NHL has previously experienced work stoppages, including a full-season cancellation in 2004-2005. During any such period, no games would be played, the Devils Index would not generate data, and trading in Devils Index Futures Contracts could be suspended or severely impaired. The Fund would be unable to pursue its investment strategy during such a period, may be forced to liquidate positions at disadvantageous prices, and could experience substantial losses. Even after a labor dispute is resolved, the shortened or restructured season could materially change the statistical patterns underlying the index methodology. In addition, force majeure events such as a pandemic, natural disaster, or other circumstances beyond the control of the league could cause widespread game cancellations or delays. There can be no assurance that the league will not experience a work stoppage or other extended interruption during the Fund’s investment period, or that the Fund will be able to recover any losses incurred as a result of such events.

Index Provider and Data Dependency Risk. The Devils Index is maintained and calculated by a single Index Provider, FutureSports. If the Index Provider were to experience operational failures, cease operations, lose its data feed from the applicable sports league, experience a cybersecurity breach, or otherwise become unable to calculate the Devils Index, Devils Index Futures Contracts may have no reliable reference value, which could materially and adversely affect the value of the Fund. In addition, the Devils Index is calculated solely on the basis of officially reported statistics from a single sports league. The league serves as the data source but does not participate in index determination or governance. If the league were to report incorrect statistics, issue post-game corrections, change how it reports or categorizes statistics, delay reporting, or discontinue the provision of data to the Index Provider, the settlement prices of Devils Index Futures Contracts could be based on erroneous or incomplete data. Furthermore, the Index Provider controls the methodology by which official statistics are translated into index points. If the Index Provider amends or discontinues its methodology, the behavior of the Devils Index could change materially and the futures market may not immediately price in such changes. The Devils Index is calculated in real-time while games are being played, which introduces latency, data-feed, and computational risks that differ from those associated with traditional financial indexes.

Trading Hours and Sporting Event Timing Risk. NHL games may occur during evening hours, on weekends, and on holidays when the Exchange is closed and when the market for Devils Index Futures Contracts may have limited or no trading activity. Because the Devils Index moves in real-time while games are being played, material index movements may occur during periods when investors are unable to buy or sell Shares or when Devils Index Futures Contracts are not actively trading. As a result, the opening price of Shares and the prices of Devils Index Futures Contracts on the next trading session may differ significantly from the prior session’s closing prices, potentially resulting in large gaps at the open. Shareholders may not be able to sell their Shares until after such a gap has been fully realized, resulting in an inability to mitigate losses in a declining market.

Futures Contracts Risk. Risks of futures contracts include: (i) an imperfect correlation between the value of the futures contract and the underlying asset; (ii) possible lack of a liquid secondary market; (iii) the inability to close a futures contract when desired; (iv) losses caused by unanticipated market movements, which may be unlimited; (v) an obligation for the Fund to make daily cash payments to maintain its required margin, particularly at times when the Fund may have insufficient cash; and (vi) unfavorable execution prices from rapid selling. Unlike equities, which typically entitle the holder to a continuing stake in a corporation, futures contracts normally specify a certain date for settlement in cash based on the reference asset. As the futures contracts approach expiration, they may be replaced by similar contracts that have a later expiration. This process is referred to as “rolling.” If the market for these contracts is in “contango,” meaning that the prices of futures contracts in the nearer months are lower than the price of contracts in the distant months, the sale of the near-term month contract would be at a lower price than the longer-term contract, resulting in a cost to “roll” the futures contract. The actual realization of a potential roll cost will be dependent upon the difference in price of the near and distant contract. Because the margin requirement for futures contracts is less than the value of the assets underlying the futures contract, futures trading involves a degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 40% of the value of the futures contract is deposited as margin, a subsequent 20% decrease in the value of the futures contract would result in a loss of half of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A decrease in excess of 40% would result in a loss exceeding the original margin deposit, if the futures contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount initially invested in the futures contract. However, the Fund would presumably have sustained comparable losses if, instead of investing in the futures contract, it had invested in the underlying financial instrument and sold it after the decline. Further, if the market for Devils Index Futures Contracts is in a period of contango, if the performance of the Devils Index and the price of Devils Index Futures Contracts were to decline, the Fund would experience the negative impact of contango. The impact of backwardation or contango may lead to the returns of the Fund to vary significantly from the total return of other price references. Additionally, in the event of a prolonged period of contango, and absent the impact of rising or falling pricing in the Devils Index, this could have a significant negative impact on the Fund’s NAV and total return.

Position Limits and Price Limits

The CFTC and various exchanges on which Devils Index Futures Contracts trade have established position limits and price limits for Devils Index Futures Contracts. Position limit regulation and price limit regulation serve distinct purposes and are regulated differently.

Position limits are designed to prevent excessive speculation that could cause sudden or unreasonable fluctuations in the price of a commodity. They limit the maximum number of contracts a person or entity can hold in a particular commodity.

Price limits are mechanisms to maintain orderly markets by restricting the price range within which futures contracts can trade during a trading session. They prevent extreme price movements that could disrupt market stability. Price limits are typically set as a percentage of the previous day's settlement price. When price limits are hit, trading may be halted or expanded depending on the product and regulatory rules. Unlike position limits, price limits do not restrict the number of contracts a trader can hold but rather the price at which those contracts can be traded. When a price limit is hit, the market for Devils Index Futures Contracts may temporarily halt until price limits can be expanded or trading may be stopped for the day.

If the Fund is unable to buy or sell Devils Index Futures Contracts as a result of position limits being hit or price limits that result in a halted or closed market—or for other reasons including limited liquidity in the market for Devils Index Futures Contracts, a disruption to the market for Devils Index Futures Contracts, or as a result of margin requirements, accountability levels, or other limitations imposed by the Fund’s futures commission merchants (“FCMs”), the listing exchanges, or the CFTC—the Adviser would take such action as it believes appropriate and in the best interest of the Fund in consideration of the facts and circumstances at such time, including: (i) investing in Devils Index-Linked Instruments that are not Devils Index Futures Contracts; (ii) requiring that authorized participants purchase and redeem in large blocks of shares called “Creation Units” through an exchange for related position (EFRP) method rather than in cash; (iii) applying increased authorized participant variable transaction fees for purchases or redemptions of Creation Units made in cash; or (iv) de-levering the Fund, relative to its investment objective, by an amount reflecting prevailing price limits. In addition, the Fund generally may suspend the issuance of Creation Units only for a limited time and only due to extraordinary circumstances, such as when the markets on which the ETF’s portfolio holdings are traded are closed for a limited period of time; that is to say, when the Fund is unable to increase its exposure to underlying assets.

Cost of Futures Investment Risk. When a Devils Index Futures Contract is nearing expiration, the Fund will generally sell it and use the proceeds to buy a Devils Index Futures Contract with a later expiration date. This is commonly referred to as “rolling”.

If the Fund rolls Devils Index Futures Contracts that are in contango, the Fund would sell a lower priced, expiring contract and purchase a higher priced, longer-dated contract. The price difference between the expiring contract and longer-dated contract associated with rolling Devils Index Futures Contracts is typically substantially higher than the price difference associated with rolling other futures contracts. Contango in the market for Devils Index Futures Contracts may have a significant adverse impact on the performance of the Fund and may cause Devils Index Futures Contracts and the Fund to underperform the Devils Index. Both contango and backwardation would reduce the Fund’s correlation to the Devils Index and may limit or prevent the Fund from achieving its investment objective. The impact of both contango and backwardation may also be greater to the extent the Fund invests in back-month Devils Index Futures Contracts.

Investment Capacity Risk. If the Fund’s ability to obtain exposure to Devils Index Futures Contracts consistent with its investment objective is disrupted for any reason, including but not limited to, limited liquidity in the market for Devils Index Futures Contracts, a disruption to the market for Devils Index Futures Contracts, or as a result of margin requirements or position limits imposed by the Fund’s FCMs, the CME, or the CFTC, and the Fund could not otherwise meet its investment objective through the use of other investments discussed above, the Fund would not be able to achieve its investment objective and may experience significant losses.

Liquidity Risk. The market for the Devils Index Futures Contracts may be subject to periods of illiquidity. During such times it may be difficult or impossible to buy or sell a position at the desired price. Market disruptions or volatility can also make it difficult to find a counterparty willing to transact at a reasonable price and sufficient size. Illiquid markets may cause losses, which could be significant. Large positions also increase the risk of illiquidity, which may make the Fund’s positions more difficult to liquidate, and increase the losses incurred while trying to do so.

Derivatives Risk. In addition to Devils Index Futures Contracts, the Fund may obtain exposure through the following other derivatives: (1) exchange traded options on Other Investment Companies and/or (2) swap agreement transactions that reference Devils Index Futures Contracts, Other Investment Companies, or the Devils Index.

Investing in derivatives may be considered aggressive and may expose the Fund to risks different from, or possibly greater than, the risks associated with investing directly in the reference asset(s) underlying the derivative (e.g., the securities or commodities contained in the Fund). The use of derivatives may result in larger losses or smaller gains than directly investing in securities or commodities. The risks of using derivatives include: (1) the risk that there may be imperfect correlation between the price of the financial instruments and movements in the prices of the reference asset(s); (2) the risk that an instrument is mispriced; (3) credit or counterparty risk on the amount a Fund expects to receive from a counterparty; (4) the risk that securities prices, interest rates and currency markets will move adversely and a Fund will incur significant losses; (5) the risk that the cost of holding a financial instrument might exceed its total return; and (6) the possible absence of a liquid secondary market for a particular instrument and possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to adjust a Fund’s position in a particular instrument when desired. Each of these factors may prevent a Fund from achieving its investment objective and may increase the volatility (i.e., fluctuations) of the Fund’s returns. Because derivatives often require limited initial investment, the use of derivatives also may expose a Fund to losses in excess of those amounts initially invested.

The performance of any Devils Index-Linked Instrument may not track the performance of its underlying benchmark due to embedded costs and other factors. Thus, to the extent the Fund invests in swaps that use a Devils Index-Linked Instrument as the reference asset, the Fund may be subject to greater correlation risk and may not achieve as high a degree of correlation with its investment objective than if the Fund only used Devils Index Futures Contracts.

Swap Agreements Risk. The Fund may enter into cash-settled swaps and other derivatives to gain exposure to an underlying asset without actually purchasing such asset. Swaps are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on a particular pre-determined interest rate, commodity, security, indexes, or other assets or measurable indicators. The primary risks associated with the use of swaps are mispricing or improper valuation, imperfect correlation between movements in the notional amount and the price of the underlying investments, and the failure of a counterparty to perform. If a counterparty’s creditworthiness for an over-the-counter swap declines, the value of the swap would likely decline. Moreover, there is no guarantee that the Fund could eliminate its exposure under an outstanding swap by entering into an offsetting swap with the same or another party. In addition, the Fund may use a combination of swaps on an underlying index.

Options Risk. The Fund may purchase exchange-traded options that reference shares of Other Investment Companies. Transactions in options generally require less capital than equivalent stock transactions. They may return smaller dollar figures but a potentially greater percentage of the investment than equivalent stock transactions. The potential profit is limited to the premium received for the contract. The potential loss can be unlimited. While leverage means the percentage returns can be significant, the amount of cash required is smaller than equivalent stock transactions. It is possible to lose the entire principal invested, and sometimes more. As an options holder, a Fund risks the entire amount of the premium it pays. But as an options writer, it takes on a much higher level of risk. For example, if the Fund writes an uncovered call, it faces unlimited potential loss, since there is no cap on how high a stock price can rise. When buying options, a Fund risks losing the premium paid, plus commissions and fees.

Reverse Repurchase Agreements Risk. The Fund may invest in reverse repurchase agreements. Reverse repurchase agreements are transactions in which the Fund sells portfolio securities to financial institutions such as banks and broker-dealers, and agrees to repurchase them at a mutually agreed-upon date and price which is higher than the original sale price. Reverse repurchase agreements are a form of leverage and the use of reverse repurchase agreements by the Fund may increase the Fund’s volatility. The Fund incurs costs, including interest expenses, in connection with the opening and closing of reverse repurchase agreements that will be borne by the shareholders.

Reverse repurchase agreements are also subject to the risk that the other party to the reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Fund. In situations where the Fund is required to post collateral with a counterparty, the counterparty may fail to segregate the collateral or may commingle the collateral with the counterparty’s own assets. As a result, in the event of the counterparty’s bankruptcy or insolvency, the Fund’s collateral may be subject to the conflicting claims of the counterparty’s creditors, and the Fund may be exposed to the risk of a court treating the Fund as a general unsecured creditor of the counterparty, rather than as the owner of the collateral. There can be no assurance that a counterparty will not default and that the Fund will not sustain a loss on a transaction as a result.

Reverse repurchase agreements also involve the risk that the market value of the securities sold by the Fund may decline below the price at which it is obligated to repurchase the securities. In addition, when the Fund invests the proceeds it receives in a reverse repurchase transaction, there is a risk that those investments may decline in value. In this circumstance, the Fund could be required to sell other investments in order to meet its obligations to repurchase the securities.

Risks Related to Investing in Other Investment Companies. The Fund may invest in long or short positions in Other Investment Companies (i.e., investment companies registered under the 1940 Act that invest in similar assets to those in which the Fund may invest). Investing in Other Investment Companies may involve duplication of advisory or management fees and certain other expenses. By investing in Other Investment Companies, the Fund becomes a shareholder of that Other Investment Company. As a result, Fund shareholders indirectly bear the Fund’s proportionate share of the fees and expenses paid by shareholders of the Other Investment Company, in addition to the fees and expenses Fund shareholders bear in connection with the Fund’s own operations. As a shareholder, the Fund must rely on the Other Investment Company to achieve its investment objective. The Fund’s performance may be magnified positively or negatively by virtue of its investment in the Other Investment Company. If the Other Investment Company fails to achieve its investment objective, the value of the Fund’s investment could decline, thus affecting the Fund’s performance. In addition, because certain Other Investment Company shares are listed on national stock exchanges and are traded like stocks on an exchange, their shares potentially may trade at a discount or a premium. Investments in such shares may be subject to brokerage and other trading costs, which could result in greater expenses to the Fund. Finally, because the value of certain Other Investment Company shares may depend on the demand in the market, the Adviser may not be able to liquidate the Fund’s holdings in those shares at the most optimal time, adversely affecting the Fund’s performance.

Collateral Investments Risk. The Fund’s use of Collateral Investments may include obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities, including bills, notes and bonds issued by the U.S. Treasury, investment companies registered under the 1940 Act that invest in high-quality securities and corporate debt securities, such as commercial paper.

Some securities issued or guaranteed by federal agencies and U.S. Government-sponsored instrumentalities may not be backed by the full faith and credit of the United States, in which case the investor must look principally to the agency or instrumentality issuing or guaranteeing the security for ultimate repayment, and may not be able to assert a claim against the United States itself in the event that the agency or instrumentality does not meet its commitment. The U.S. Government, its agencies and instrumentalities do not guarantee the market value of their securities, and consequently, the value of such securities may fluctuate. Although the Fund may hold securities that carry U.S. Government guarantees, these guarantees do not extend to the Shares.

Investment companies that invest in high-quality securities are subject to management fees and other expenses. Therefore, investments in these funds will cause the Fund to bear indirectly a proportional share of the fees and costs of the funds in which it invests. At the same time, the Fund will continue to pay its own management fees and expenses with respect to all of its assets, including any portion invested in the shares of such fund. It is possible to lose money by investing in investment companies that invest in high-quality securities.

Corporate debt securities such as commercial paper generally are short-term unsecured promissory notes issued by businesses. Corporate debt may carry variable or floating rates of interest. Corporate debt securities carry both credit risk and interest rate risk. Credit risk is the risk that the Fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it is due.

Asset Concentration Risk. Since the Fund may take concentrated positions in Devils Index Futures Contracts, the Fund’s performance may be hurt disproportionately and significantly by the poor performance of those positions to which it has significant exposure. Asset concentration makes the Fund more susceptible to any single occurrence affecting the underlying positions and may subject the Fund to greater market risk than more diversified funds.

Counterparty Risk. The Fund will be subject to credit risk (i.e., the risk that a counterparty is unwilling or unable to make timely payments or otherwise meet its contractual obligations) with respect to the amount the Fund expects to receive from counterparties to: Devils Index Futures Contracts; reverse repurchase agreements; swaps on Devils Index Futures Contracts, Other Investment Companies, or the Devils Index.

The Fund may be negatively impacted if a counterparty becomes bankrupt or otherwise fails to perform its obligations under such an agreement. The Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding and the Fund may obtain only limited recovery or may obtain no recovery in such circumstances. In order to attempt to mitigate potential counterparty credit risk, the Fund typically enters into transactions with major financial institutions.

The counterparty to an exchange-traded futures contract is subject to the credit risk of the clearing house and the FCM through which it holds its position. Specifically, the FCM or the clearing house could fail to perform its obligations, causing significant losses to the Fund. For example, the Fund could lose margin payments it has deposited with an FCM as well as any gains owed but not paid to the Fund, if the FCM or clearing house becomes insolvent or otherwise fails to perform its obligations. Credit risk of market participants with respect to derivatives that are centrally cleared is concentrated in a few clearing houses and it is not clear how an insolvency proceeding of a clearing house would be conducted and what impact an insolvency of a clearing house would have on the financial system. Under current CFTC regulations, a FCM maintains customers’ assets in a bulk segregated account. If a FCM fails to do so, or is unable to satisfy a substantial deficit in a customer account, its other customers may be subject to risk of loss of their funds in the event of that FCM’s bankruptcy. In that event, in the case of futures, the FCM’s customers are entitled to recover, even in respect of property specifically traceable to them, only a proportional share of all property available for distribution to all of that FCM’s customers. In addition, if the FCM does not comply with the applicable regulations, or in the event of a fraud or misappropriation of customer assets by the FCM, the Fund could have only an unsecured creditor claim in an insolvency of the FCM with respect to the margin held by the FCM. FCMs are also required to transfer to the clearing house the amount of margin required by the clearing house, which amount is generally held in an omnibus account at the clearing house for all customers of the FCM. In addition, the Fund may enter into futures contracts and repurchase agreements with a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. The Fund does not specifically limit its counterparty risk with respect to any single counterparty.

Further, there is a risk that no suitable counterparties are willing to enter into reverse repurchase agreements with the Fund, or continue to enter into, reverse repurchase agreement transactions with the Fund and, as a result, the Fund may not be able to achieve its investment objective. There is also the risk that the Fund may not be able to engage in reverse repurchase agreement transactions because suitable counterparties refuse to enter into transactions with the Fund. Contractual provisions and applicable law may prevent or delay the Fund from exercising its rights to terminate an investment or transaction with a financial institution experiencing financial difficulties, or to realize on collateral, and another institution may be substituted for that financial institution without the consent of the Fund. If the credit rating of a counterparty to a futures contract and/or repurchase agreement declines, the Fund may nonetheless choose or be required to keep existing transactions in place with the counterparty, in which event the Fund would be subject to any increased credit risk associated with those transactions. Also, in the event of a counterparty’s (or its affiliate’s) insolvency, the possibility exists that the Fund’s ability to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral, could be stayed or eliminated under special resolution regimes adopted in the United States, the European Union and various other jurisdictions. Such regimes provide government authorities with broad authority to intervene when a financial institution is experiencing financial difficulty. In particular, the regulatory authorities could reduce, eliminate, or convert to equity the liabilities to the Fund of a counterparty who is subject to such proceedings in the European Union (sometimes referred to as a “bail in”).

Credit Risk. An issuer or other obligated party of a debt security may be unable or unwilling to make dividend, interest and/or principal payments when due. In addition, the value of a debt security may decline because of concerns about the issuer’s ability or unwillingness to make such payments.

Debt Securities Risk. Investments in debt securities subject the holder to the credit risk of the issuer. Credit risk refers to the possibility that the issuer or other obligor of a security will not be able or willing to make payments of interest and principal when due. Generally, the value of debt securities will change inversely with changes in interest rates. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. During periods of falling interest rates, the income received by the Fund may decline. If the principal on a debt security is prepaid before expected, the prepayments of principal may have to be reinvested in obligations paying interest at lower rates. Debt securities generally do not trade on a securities exchange making them generally less liquid and more difficult to value than common stock.

Interest Rate Risk. Interest rate risk is the risk that the value of the debt securities in the Fund’s portfolio will decline because of rising market interest rates. Interest rate risk is generally lower for shorter term debt securities and higher for longer-term debt securities. Duration is a reasonably accurate measure of a debt security’s price sensitivity to changes in interest rates and a common measure of interest rate risk. Duration measures a debt security’s expected life on a present value basis, taking into account the debt security’s yield, interest payments and final maturity. In general, duration represents the expected percentage change in the value of a security for an immediate 1% change in interest rates. For example, the price of a debt security with a three-year duration would be expected to drop by approximately 3% in response to a 1% increase in interest rates. Therefore, prices of debt securities with shorter durations tend to be less sensitive to interest rate changes than debt securities with longer durations. As the value of a debt security changes over time, so will its duration.

Clearing Broker Risk. The Fund’s investments in exchange-traded futures contracts expose it to the risks of a clearing broker (or a FCM). Under current regulations, a clearing broker or FCM maintains customers’ assets in a bulk segregated account. There is a risk that Fund assets deposited with the clearing broker to serve as margin may be used to satisfy the broker’s own obligations or the losses of the broker’s other clients. In the event of default, the Fund could experience lengthy delays in recovering some or all of its assets and may not see any recovery at all. Furthermore, the Fund is subject to the risk that no FCM is willing or able to clear the Fund’s transactions or maintain the Fund’s assets. If the Fund’s FCMs are unable or unwilling to clear the Fund’s transactions, or if the FCM refuses to maintain the Fund’s assets, the Fund will be unable to have its orders for Devils Index Futures Contracts fulfilled or assets custodied. In such a circumstance, the performance of the Fund will likely deviate from the performance of changes in the Devils Index and may result in the proportion of Devils Index Futures Contracts in the Fund’s portfolio relative to the total assets of the Fund to decrease.

Non-Diversification Risk. The Fund is classified as a “non-diversified company” under the 1940 Act. As a result, the Fund is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by the diversification requirements imposed by the Code. The Fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly invested in certain issuers.

Risks Related to the Management of the Fund

Active Management Risk. The Fund is actively managed, and its performance reflects investment decisions that the Adviser makes for the Fund. Such judgments about the Fund’s investments may prove to be incorrect. If the investments selected and the strategies employed by the Fund fail to produce the intended results, the Fund could underperform as compared to other funds with similar investment objectives and/or strategies, or could have negative returns.

Frequent Trading Risk. The Fund regularly purchases and subsequently sells (i.e., “rolls”) individual futures contracts throughout the year so as to maintain a fully invested position. As the contracts near their expiration dates, the Fund rolls them over into new contracts. This frequent trading of contracts may increase the amount of commissions or mark-ups to broker-dealers that the Fund pays when it buys and sells contracts, which may detract from the Fund’s performance. High portfolio turnover may result in the Fund paying higher levels of transaction costs and may generate greater tax liabilities for shareholders. Frequent trading risk may cause the Fund’s performance to be less than expected.

Rebalancing Risk. If for any reason the Fund is unable to rebalance all or a portion of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund may be over- or under-exposed to the returns of the Devils Index. Additionally, because the market for Devils Index Futures Contracts is nascent and may be thinly traded, the Fund’s own trading activity, including purchases, sales, and rolling of contracts, could materially influence the prices of Devils Index Futures Contracts. If the Fund represents a significant portion of the open interest or trading volume, its activity could move prices against it, resulting in higher costs and reduced returns. If other market participants anticipate the Fund’s trading patterns, they may engage in front-running or other anticipatory trading strategies that further increase the Fund’s transaction costs. The trading activity associated with such transactions will contribute to the existing trading volume on the underlying futures contracts and may adversely affect the market price of such underlying futures contracts.

Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or systems failures. The Fund and the Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

Valuation Risk. The Fund or the Subsidiary may hold securities or other assets that may be valued on the basis of factors other than market quotations. This may occur because the asset or security does not trade on a centralized exchange, or in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” assets or securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, there is no assurance that the Fund or the Subsidiary could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund or the Subsidiary would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund or the Subsidiary at that time. The Fund’s ability to value investments may be impacted by technological issues or errors by pricing services or other third-party service providers.

New Fund Risk. As of the date of this prospectus, the Fund has no operating history and currently has fewer assets than larger funds. Like other new funds, large inflows and outflows may impact the Fund’s market exposure for limited periods of time. This impact may be positive or negative, depending on the direction of market movement during the period effected.

Risks Related to Trading of Shares

Trading Issues Risk. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. The Fund may have difficulty maintaining its listing on the Exchange in the event the Fund’s assets are small, the Fund does not have enough shareholders, or if the Fund is unable to proceed with creation and/or redemption orders.

Authorized Participant Concentration Risk. Only an “authorized participant” or “AP” (i.e., broker-dealers and large institutional investors that have entered into participation agreement with the Fund) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that act as APs on an agency basis (i.e. on behalf of other market participants). To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem, in either of these cases, Shares may trade at a discount to the Fund’s net asset value and possibly face delisting.

Market Maker Risk. If the Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of Shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s net asset value and the price at which the Shares are trading on the Exchange, which could result in a decrease in value of the Shares. In addition, decisions by market makers or APs to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Shares trading at a discount to net asset value and also in greater than normal intra-day bid-ask spreads for Shares.

Premium/Discount Risk. The market price of the Fund’s Shares will generally fluctuate in accordance with changes in the Fund’s net asset value as well as the relative supply of and demand for Shares on the Exchange. The Fund’s market price may deviate from the value of the Fund’s underlying portfolio holdings, particularly in time of market stress, with the result that investors may pay more or receive less than the underlying value of the Shares bought or sold. The Adviser cannot predict whether Shares will trade below, at, or above their net asset value because the Shares trade on the Exchange at market prices and not at net asset value. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related, but not identical, to the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. However, given that Shares can only be purchased and redeemed in Creation Units, and only to and from broker-dealers and large institutional investors that have entered into participation agreements (unlike shares of closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset value), the Adviser believes that large discounts or premiums to the net asset value of Shares should not be sustained. In addition, because the Fund provides exposure to the statistical performance of a single professional sports team, demand for Shares may be influenced by fan loyalty, emotional attachment, and team-related sentiment rather than by rational assessments of the Fund’s expected risk-adjusted returns. These demand patterns could increase intraday volatility in Fund Shares, widen bid-ask spreads, and result in investors purchasing or selling Shares at prices that do not reflect the Fund’s underlying NAV. During stressed market conditions, the market for the Fund’s Shares may become less liquid in response to deteriorating liquidity in the market for the Fund’s underlying portfolio holdings, which could in turn lead to differences between the market price of the Fund’s Shares and their net asset value. This can be reflected as a spread between the bid and ask prices for the Fund quoted during the day or a premium or discount in the closing price from the Fund’s NAV.

Active Market Risk. Although the Shares are listed for trading on the Exchange, there can be no assurance that an active trading market for the Shares will develop or be maintained. Shares trade on the Exchange at market prices that may be below, at or above the Fund’s net asset value. Securities, including the Shares, are subject to market fluctuations and liquidity constraints that may be caused by such factors as economic, political, or regulatory developments, changes in interest rates, and/or perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments.

Cash Transaction Risk. Most ETFs generally make in-kind redemptions to avoid being taxed at the fund level on gains on the distributed portfolio securities. However, unlike most ETFs, the Fund currently intends to effect some or all redemptions for cash, rather than in-kind, because of the nature of the Fund’s investments. The Fund may be required to sell portfolio securities to obtain the cash needed to distribute redemption proceeds, which involves transaction costs that the Fund may not have incurred had it effected redemptions entirely in kind. These costs may include brokerage costs and/or taxable gains or losses, which may be imposed on the Fund and decrease the Fund’s NAV to the extent such costs are not offset by a transaction fee payable to an AP. If the Fund recognizes gain on these sales, this generally will cause the Fund to recognize gain it might not otherwise have recognized if it were to distribute portfolio securities in-kind, or to recognize such gain sooner than would otherwise be required. This may decrease the tax efficiency of the Fund compared to ETFs that utilize an in-kind redemption process, and there may be a substantial difference in the after-tax rate of return between the Fund and other ETFs.

Risks Related to Regulation, External Factors, and Federal Income Tax Consequences

Tax Risk. The Fund intends to elect and to qualify each year to be treated as a RIC under Subchapter M of the Code. As a RIC, the Fund will not be subject to U.S. federal income tax on the portion of its net investment income and net capital gain that it distributes to shareholders, provided that it satisfies certain requirements of the Code. If the Fund does not qualify as a RIC for any taxable year and certain relief provisions are not available, the Fund’s taxable income will be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed. Additionally, buying securities shortly before the record date for a taxable dividend or capital gain distribution is commonly known as “buying the dividend.” In the event a shareholder purchases Shares shortly before such a distribution, the entire distribution may be taxable to the shareholder even though a portion of the distribution effectively represents a return of the purchase price. To comply with the asset diversification test applicable to a RIC, the Fund will limit its investments in the Subsidiary to 25% of the Fund’s total assets at the end of each tax quarter. The investment strategy of the Fund will cause the Fund to hold substantially more than 25% of the Fund’s total assets in investments in the Subsidiary the majority of the time. The Fund intends to manage the exposure to the Subsidiary so that the Fund’s investments in the Subsidiary do not exceed 25% of the total assets at the end of any tax quarter. If the Fund’s investments in the Subsidiary were to exceed 25% of the Fund’s total assets at the end of a tax quarter, the Fund, generally, has a grace period to cure such lack of compliance. If the Fund fails to timely cure, it may no longer be eligible to be treated as a RIC.

Because Devils Index Futures Contracts produce non-qualifying income for purposes of qualifying as a RIC, the Fund makes its investments in Devils Index Futures Contracts through the Subsidiary. The Fund intends to treat any income it may derive from the futures contracts received by the Subsidiary as “qualifying income” under the provisions of the Code applicable to RICs. The IRS has issued PLRs provided to third parties not associated with the Fund or its affiliates (which only those parties may rely on as precedent) concluding that similar arrangements resulted in qualifying income. Many of such PLRs have now been revoked by the IRS. In March of 2019, the Internal Revenue Service published Regulations that concluded that income from a corporation similar to the Subsidiary would be qualifying income, if the income is related to the Fund’s business of investing in stocks or securities. Although the Regulations do not require distributions from the Subsidiary, the Fund intends to cause the Subsidiary to make distributions that would allow the Fund to make timely distributions to its shareholders. The Fund generally will be required to include in its own taxable income the income of the Subsidiary for a tax year, regardless of whether the Fund receives a distribution of the Subsidiary’s income in that tax year, and this income would nevertheless be subject to the distribution requirement for qualification as a RIC and would be taken into account for purposes of the 4% excise tax.

If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions.

Subsidiary Regulatory Investment Risk. Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary are organized, respectively, could result in the inability of the Fund to operate as intended and could negatively affect the Fund and its shareholders. The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. However, as the Subsidiary is wholly-owned by the Fund, and the investors of the Fund will have the investor protections of the 1940 Act, the Fund as a whole—including the Subsidiary—will provide investors with 1940 Act protections.

Commodity Regulatory Risk. The Fund’s use of commodity futures subject to regulation by the CFTC has caused the Fund to be classified as a “commodity pool” and this designation requires that the Fund comply with CFTC rules, which may impose additional regulatory requirements and compliance obligations. The Fund’s investment decisions may need to be modified, and commodity contract positions held by the Fund may have to be liquidated at disadvantageous times or prices, to avoid exceeding any applicable position limits established by the CFTC, potentially subjecting the Fund to substantial losses. The regulation of commodity transactions in the United States is subject to ongoing modification by government, self-regulatory and judicial action. The effect of any future regulatory change with respect to any aspect of the Fund is impossible to predict, but could be substantial and adverse to the Fund.

Regulatory Risk. The regulatory framework governing sports-linked financial instruments is evolving and subject to significant uncertainty. Devils Index Futures Contracts are a novel instrument class for which there is limited regulatory precedent. The CFTC has broad discretionary authority to determine whether particular contracts are consistent with the public interest, including authority to disapprove or direct an exchange to delist contracts that the CFTC determines involve gaming, are unlawful, or otherwise run contrary to the purposes of the CEA. The CFTC has recently proposed amendments to its rules concerning event contracts, commonly referred to as prediction markets, to specify which contracts may be determined contrary to the public interest and therefore may not be listed for trading or accepted for clearing on or through a CFTC-regulated entity. The CFTC or the listing exchange could, at any time and without advance notice, impose new conditions, margin or position-limit requirements, reporting obligations, trading halts, settlement adjustments, or delisting actions. Any such changes could, among other things; (i) impair the Fund’s ability to establish, maintain, or close positions; (ii) require the Fund to liquidate positions at disadvantageous prices; (iii) alter the economic characteristics on which the Fund relies; or (iv) render the Fund’s principal investment strategy impractical. In addition, future legislative, judicial, or administrative developments could retroactively affect the permissibility, settlement mechanics, or availability of Devils Index Futures Contracts. These developments may occur abruptly and may not provide mechanisms for investor recourse or for the orderly unwind of positions. There can be no assurance that the regulatory environment for sports-linked financial instruments will remain stable or favorable.

Cyber Security Risk. The Fund is susceptible to operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding, but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the Fund’s third-party service providers, such as its administrator, transfer agent, or custodian, as applicable, or issuers in which the Fund invests, can also subject the Fund to many of the same risks associated with direct cyber security breaches. While the Fund has established business continuity plans and risk management systems designed to reduce the risks associated with cyber security, there are inherent limitations in such plans and systems. Additionally, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third-party service providers.

Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, Devils, tsunamis and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics (for example, the novel coronavirus COVID-19), have been and can be highly disruptive to economies and markets and have recently led, and may continue to lead, to increased market volatility and significant market losses. Such natural disaster and health crises could exacerbate political, social, and economic risks, and result in significant breakdowns, delays, shutdowns, social isolation, and other disruptions to important global, local and regional supply chains affected, with potential corresponding results on the operating performance of the Fund and its investments. A climate of uncertainty and panic, including the contagion of infectious viruses or diseases, may adversely affect global, regional, and local economies and reduce the availability of potential investment opportunities, and increases the difficulty of performing due diligence and modeling market conditions, potentially reducing the accuracy of financial projections. Under these circumstances, the Fund may have difficulty achieving its investment objectives which may adversely impact Fund performance. Further, such events can be highly disruptive to economies and markets, significantly disrupt the operations of individual companies (including, but not limited to, the Fund’s investment advisor, third party service providers, and counterparties), sectors, industries, markets, securities and commodity exchanges, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. These factors can cause substantial market volatility, exchange trading suspensions and closures, changes in the availability of and the margin requirements for certain instruments, and can impact the ability of the Fund to complete redemptions and otherwise affect Fund performance and Fund trading in the secondary market. A widespread crisis would also affect the global economy in ways that cannot necessarily be foreseen. How long such events will last and whether they will continue or recur cannot be predicted. Impacts from these could have a significant impact on the Fund’s performance, resulting in losses to your investment.

Performance

As of the date of this prospectus, the Fund has not yet commenced operations and therefore does not have a performance history. Once available, the Fund’s performance information will be accessible on the Fund’s website at www.volatilityshares.com and will provide some indication of the risks of investing in the Fund.

Management

Investment Adviser

Volatility Shares LLC

Portfolio Managers

The following persons serve as portfolio managers of the Fund.

•	Charles Lowery — Chief Investment Officer, Volatility Shares
•	Anand Desai — Head of Portfolio Management, Volatility Shares
•	Dustin Shidaker — Portfolio Manager, Volatility Shares

Each of the portfolio managers is primarily and jointly responsible for the day-to-day management of the Fund. Each of the Fund’s portfolio managers have served in such capacity since the Fund’s inception.

Purchase and Sale of Shares

The Fund issues and redeems Shares on a continuous basis, at NAV, only in large blocks of shares called “Creation Units.” Individual Shares may only be purchased and sold on the secondary market through a broker-dealer at a market price. Since Shares trade on securities exchanges in the secondary market at their market price rather than their NAV, the Shares may trade at a price greater than (premium) or less than (discount) the Fund’s NAV. An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). Recent information, including the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is available online at www.volatilityshares.com.

Tax Information

The Fund’s distributions will generally be taxable as ordinary income, returns of capital or capital gains. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser and Foreside Fund Services, LLC, the Fund’s distributor (the “Distributor”), may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

New York Islanders ETF

Investment Objective

The New York Islanders ETF (the “Fund” or “[__]”) seeks to provide investment results, before fees and expenses, that correspond to the performance of futures contracts on the CME FSPI NHL New York Islanders Index.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell Shares. Investors may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example set forth below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	[___]	%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses(1)	0.00%
Total Annual Fund Operating Expenses	[___]	%
(1)	“Other Expenses” are estimates based on the expenses the Fund expects to incur for the current fiscal year.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels. This example does not include the brokerage commissions that investors may pay to buy and sell Shares.

Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years
$[__]	$[___]

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. Because the Fund is new, portfolio turnover information is unavailable at this time.

Principal Investment Strategies

The Fund is an exchange-traded fund (“ETF”) that seeks to achieve its investment objective primarily through investments in futures contracts on the CME FSPI NHL New York Islanders Index, which is a non-investable index (the “Islanders Index”). The Islanders Index is designed to systemically measure the cumulative team performance of the New York Islanders only during games played over the regular and post-season. The Islanders Index is a transparent, rules-based system using official league statistics, where positive actions add points and negative actions subtract points. The Islanders Index is based on fifty-five statistical measures of performance and results of team games (wins, losses and ties) that results in continuous, live statistical values that underpin the value of the Islanders Index which is calculated into a trackable and tradable number. The Islanders Index is based solely on these statistical factors, and the performance of other professional hockey teams in the National Hockey League® (the “NHL”), or events outside of on-ice performance by the New York Islanders, will not impact the value of the Islanders Index.

The Islanders Index has an initial standardized base value of 7,500 before the season and moves up or down based on officially reported statistics from each game, including real-time movement during regular season and postseason play. At the conclusion of the postseason, the Islanders Index value resets to 7,500.

The Islanders Index is maintained and calculated by FutureSports (the “Index Provider”). The Islanders Index methodology is designed to align with the International Organization of Securities Commissions (“IOSCO”) Principles for Financial Benchmarks and supported by published governance, oversight and methodology change procedures. The NHL serves as the official data source for the Islanders Index but does not participate in index determination or governance.

The Fund obtains exposure to the Islanders Index by investments in futures contracts that reference the Islanders Index and that trade on an exchange registered with the Commodity Futures Trading Commission (“Islanders Index Futures Contracts”), and cash, cash-like instruments or high quality securities that serve as collateral to the Fund’s investments in Islanders Index Futures Contracts (“Collateral Investments”).

Under normal circumstances, the Fund will invest at least 80% of the value of its net assets (plus borrowings for investment purposes) in Islanders Index-Linked Instruments. For purposes of this policy, “Islanders Index-Linked Instruments” means (i) Islanders Index Futures Contracts; (ii) shares of other investment companies registered under the Investment Company Act of 1940 (the “1940 Act”) that invest in similar assets to those in which the Fund may invest (“Other Investment Companies”); (iii) exchange traded options on the Islanders Index or shares of Other Investment Companies; and (iv) swap agreement transactions that reference Islanders Index Futures Contracts, Other Investment Companies, or the Islanders Index. Certain Islanders Index-Linked Instruments, such as Other Investment Companies or options thereon, are currently unavailable for investment, though are expected to become available in the future.

The Fund expects to gain investment exposure to the Islanders Index by investing a portion of its assets in a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”).

The Fund does not invest directly in prediction markets, event contracts or other instruments that provide exposure to individual sporting event or season-long outcomes or to investments that provide exposure to the financial performance of individual sports teams or leagues. Instead, the Fund seeks to benefit from increases in the price of Islanders Index Futures Contracts.

The investment adviser to the Fund and the Subsidiary is Volatility Shares LLC (the “Adviser” or “Volatility Shares”). The Adviser oversees the Fund and implements the day-to-day portfolio management responsibilities for the Fund. In serving as investment adviser to the Fund, the Adviser does not conduct conventional investment research or analysis or forecast market movement or trends.

The Fund is classified as a “non-diversified company” under the 1940 Act. The Fund will not concentrate its investments in securities of issuers in any industry or group of industries, as the term “concentrate” is used in the 1940 Act, except that the Fund may invest more than 25% of its total assets in Islanders Index-Linked Instruments.

The New York Islanders

The New York Islanders are a professional ice hockey team based in Elmont, New York, competing in the Metropolitan Division of the NHL’s Eastern Conference. During the 2025–2026 season, the Islanders finished sixth in the Metropolitan Division, ranking 19th in standings points, 24th in goals for, 7th in goals against, and 17th in goal differential. The Islanders were founded in 1972 by Roy Boe. The Islanders are currently owned by Jon Ledecky and Scott Malkin, serving as Co-Owners since 2016. The team has won four Stanley Cup championships, capturing titles in 1980, 1981, 1982, and 1983. Neither the Fund, the Trust, nor the Adviser is affiliated with the New York Islanders.

Islanders Index Futures Contracts

The Fund intends to typically enter into cash-settled Islanders Index Futures Contracts as the “buyer,” except as detailed below.

In simplest terms, in a cash-settled futures market the counterparty pays cash to the buyer if the price of a futures contract goes up, and buyer pays cash to the counterparty if the price of the futures contract goes down. In order to maintain its exposure to the Islanders Index, the Fund intends to exit its futures contracts as they near expiration and replace them with new futures contracts with a later expiration date. Futures contracts with a longer term to expiration may be priced higher than futures contracts with a shorter term to expiration, a relationship called “contango”. When rolling futures contracts that are in contango the Fund will close its long position by selling the shorter-term contract at a relatively lower price and buying a longer-dated contract at a relatively higher price. The presence of contango will adversely affect the performance of the Fund. Conversely, futures contracts with a longer term to expiration may be priced lower than futures contracts with a shorter term to expiration, a relationship called “backwardation”. When rolling long futures contracts that are in backwardation, the Fund will close its long position by selling the shorter-term contract at a relatively higher price and buying a longer-dated contract at a relatively lower price. The presence of backwardation may positively affect the performance of the Fund. Further, the returns of the Islanders Index Futures Contracts may differ from that of the Islanders Index due to the divergence in prices or the costs associated with investing in futures contracts, which may negatively impact the Fund’s returns.

The Fund invests in Islanders Index Futures Contracts indirectly via the Subsidiary. The Subsidiary and the Fund will have the same investment adviser and investment objective. The Subsidiary will also follow the same general investment policies and restrictions as the Fund. Except as noted herein, for purposes of this Prospectus, references to the Fund’s investment strategies and risks include those of the Subsidiary. The Fund complies with the provisions of the 1940 Act governing investment policies and capital structure and leverage on an aggregate basis with the Subsidiary. Furthermore, the Adviser, as the investment adviser to the Subsidiary, complies with the provisions of the 1940 Act relating to investment advisory contracts as it relates to its advisory agreement with the Subsidiary. The Subsidiary also complies with the provisions of the 1940 Act relating to affiliated transactions and custody. Because the Fund intends to qualify for treatment as a regulated investment company (a “RIC”) under the Internal Revenue Code of 1986 (the “Code”), the size of the Fund’s investment in the Subsidiary will not exceed 25% of the Fund’s total assets at or around each quarter end of the Fund’s fiscal year. In order to qualify as a RIC, the Fund will have to reduce its exposure to its Subsidiary on or around the end of each of the Fund’s fiscal quarter ends. The Fund expects to reduce its exposure to its Subsidiary during these periods by investing in certain other investments as described below. During these periods, the Fund may not achieve its investment objective. At other times of the year, the Fund’s investments in the Subsidiary will significantly exceed 25% of the Fund’s total assets. The Subsidiary’s custodian is U.S. Bank, N.A.

If circumstances occur where market prices for Islanders Index Futures Contracts were not readily available, the Fund would fair value its Islanders Index Futures Contracts in accordance with its pricing and valuation policy and procedures for fair value determinations. Pursuant to those policies and procedures, the Adviser would consider various factors, such as pricing history; market levels prior to price limits or halts; and supply, demand, and open interest in Islanders Index Futures Contracts, among other factors. The Adviser would document its proposed pricing and methodology, detailing the factors that entered into the valuation.

Collateral Investments

The Fund will also invest its assets in Collateral Investments. The Collateral Investments may consist of high-quality securities, which include: (1) U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury; (2) investment companies registered under the 1940 Act that invest in high-quality securities; and/or (3) corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by businesses that are rated investment grade or determined by the Adviser to be of comparable quality. For these purposes, “investment grade” is defined as investments with a rating at the time of purchase in one of the four highest categories of at least one nationally recognized statistical rating organization (e.g., BBB- or higher from S&P Global Ratings or Baa3 or higher from Moody’s Investors Service, Inc.).

The Collateral Investments are designed to provide liquidity, serve as margin, or otherwise collateralize the Subsidiary’s investments in Islanders Index-Linked Instruments. The Fund expects that it will primarily invest its assets, and that the Subsidiary will primarily invest its assets, in Collateral Investments that are “securities,” as such term is defined under the 1940 Act.

Other Investments

In order to help the Fund maintain exposure to the Islanders Index, maintain its tax status as a RIC on days in and around quarter-end, help the Fund maintain its desired exposure to Islanders Index Futures Contracts when it is approaching or has exceeded position limits or accountability levels, or because of liquidity or other constraints, the Fund may invest in the following:

Reverse Repurchase Agreements

The Fund may invest in reverse repurchase agreements which are a form of borrowing in which the Fund sells portfolio securities to financial institutions and agrees to repurchase them at a mutually agreed-upon date and price that is higher than the original sale price, and use the proceeds for investment purchases.

As a result of the Fund repurchasing the securities at a higher price, the Fund will lose money by engaging in reverse repurchase agreement transactions.

As noted above, because the Fund intends to qualify for treatment as a RIC under the Code, the size of the Fund’s investment in the Subsidiary will not exceed 25% of the Fund’s total assets at or around each quarter end of the Fund’s fiscal year (the “Asset Diversification Test”). At other times of the year, the Fund’s investments in the Subsidiary will significantly exceed 25% of the Fund’s total (or gross) assets.

When the Fund seeks to reduce its total assets exposure to the Subsidiary, it may use the short-term Treasury Bills it owns (and purchase additional Treasury Bills as needed) to transact in reverse repurchase agreement transactions, which are ostensibly loans to the Fund. Those loans will increase the gross assets of the Fund, which the Adviser expects will allow the Fund to meet the Asset Diversification Test. When the Fund enters into a reverse repurchase agreement, it will either (i) be consistent with Section 18 of the 1940 Act and maintain asset coverage of at least 300% of the value of the reverse repurchase agreement; or (ii) treat the reverse repurchase agreement transactions as derivative transactions for purposes of Rule 18f-4 under the 1940 Act (“Rule 18f-4”), including as applicable, the value-at-risk based limit on leverage risk.

Other Investment Companies

The Fund may invest in shares of Other Investment Companies, that is, shares of investment companies registered under the 1940 Act that invest in similar assets to those in which the Fund may invest.

Exchange-traded option contracts on shares of Other Investment Companies.

The Fund may invest in exchange-listed option contracts on shares of Other Investment Companies, which invest in similar assets to those in which the Fund may invest. An option is a contract that gives the purchaser of the option, in return for the premium paid, the right to buy shares of an investment company, from the writer of the option (in the case of a call option), or to sell shares of the investment company to the writer of the option (in the case of a put option) at a designated price during the term of the option. The premium paid by the buyer of an option will reflect, among other things, the relationship of the exercise price to the market price and the volatility of the shares of the investment company, the remaining term of the option, supply, demand, interest rates and/or currency exchange rates. The Fund may utilize “American” style options or “European” style options. American style options are exercisable on any date prior to the expiration date of the option contract. In contrast, European style options are exercisable only on the expiration date of the option contract.

Swaps that reference Islanders Index Futures Contracts, Other Investment Companies, or the Islanders Index.

Swap contracts are transactions entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a swap transaction, the Fund and a counterparty will agree to exchange or “swap” payments based on the change in value of an underlying asset or benchmark. For example, the two parties may agree to exchange the return (or differentials in rates of returns) earned or realized on a particular investment or instrument. In the case of the Fund, the reference asset can be Islanders Index Futures Contracts, Other Investment Companies or the Islanders Index.

Principal Risks

As with all investments, there are certain risks of investing in the Fund. Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective. An investment in the Fund does not represent a complete investment program. An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, the Adviser or any of their affiliates. You should consider carefully the following risks before investing in the Fund.

Each risk noted below is considered a principal risk of investing in the Fund, regardless of the order in which it appears. The significance of each risk factor below may change over time and you should review each risk factor carefully.

Risks Specific to the Fund’s Investments

Investment Strategy Risk. The Fund, through the Subsidiary, invests primarily in Islanders Index Futures Contracts. The Fund does not invest directly in prediction markets, event contracts or other instruments that provide exposure to individual sporting event or season-long outcomes or to investments that provide exposure to the financial performance of individual sports teams or leagues. Instead, the Fund seeks to benefit from increases in the price of Islanders Index Futures Contracts. The price of Islanders Index Futures Contracts may not be an accurate measure of the Islanders Index. Consequently, the Fund may perform differently from the performance of the Islanders Index. There can be no guarantee that the performance of Islanders Index Futures Contracts will be highly correlated to the performance of the Islanders Index. Transaction costs (including the costs associated with futures investing), position limits, the availability of counterparties and other factors may impact the cost and pricing of Islanders Index Futures Contracts and decrease the correlation between the performance of Islanders Index Futures Contracts and the Islanders Index, over short- or long-term periods. In addition, the performance of back-month Islanders Index Futures Contracts is likely to differ more significantly from the performance of the Islanders Index. To the extent the Fund is invested in back-month Islanders Index Futures Contracts, the performance of the Fund should be expected to deviate more significantly from the performance of the Islanders Index. Moreover, because the Islanders Index is uninvestable, the Fund can only gain exposure through futures contracts and other derivatives, and differences between the prices of those instruments and the levels of the Islanders Index may result in the Fund experiencing larger losses or smaller gains than would be implied by changes in the Islanders Index alone.

Sports Performance Risk. The Fund’s investment strategy is inherently speculative. The value of Islanders Index Futures Contracts is derived from the statistical performance of a single professional sports team as measured by the Islanders Index. Successfully investing in Islanders Index Futures Contracts requires that the team tracked by the index performs well statistically over the course of a season, an outcome that is inherently uncertain and subject to numerous unpredictable variables, including player health, competitive dynamics, coaching decisions, and random variation in athletic performance. The Islanders Index may decline in value, and there can be no assurance that the team tracked by the index will perform at or above the levels implied by the prices of Islanders Index Futures Contracts at the time the Fund obtains exposure.

On-Ice Performance and Competitive Results Risk. The Fund’s investment performance is linked to the on-ice statistical performance of a single NHL team during the regular season and, if applicable, the playoffs. The prices of Islanders Index Futures Contracts are expected to rise when the team performs well statistically and to fall when the team performs poorly. Competitive results in professional hockey are inherently unpredictable and can be influenced by factors entirely outside the team’s control, including the performance of opposing teams, referee calls, random puck bounces, weather affecting travel, and in-game injuries. A team may enter a season with high expectations based on roster strength, coaching hires, or offseason acquisitions, only to underperform due to chemistry issues, unexpected injuries to key players, player slumps, or tactical mismatches against divisional opponents. The NHL season extends over several months and includes 82 regular season games per team, during which even a strong team may experience prolonged losing streaks that cause material declines in the Islanders Index. If the team fails to make the playoffs, the Fund will not benefit from any potential uplift in index value that could accompany postseason success. Conversely, early playoff elimination could cause sharp declines in futures prices if the market had priced in deeper postseason performance. Because the Fund is concentrated in a single NHL team, there is no opportunity to offset poor on-ice performance by gaining exposure to a stronger team or a different sport.

Islanders Index Investing Risk. The Fund is indirectly exposed to the risks of the Islanders Index through its investments in Islanders Index Futures Contracts and other Islanders Index-Linked Instruments. The Fund does not invest in the Islanders Index, which is an uninvestable index. The performance of the Islanders Index will be very different from a portfolio of Islanders Index Futures Contracts.

The Islanders Index moves up or down based on officially reported statistics from every game, match, or event throughout the regular season and postseason. Positive statistical actions (e.g., goals scored, points earned) add value to the index, while negative actions (e.g., opponent scoring, penalties or setbacks) subtract value. Poor statistical performance by the New York Islanders could have a significant negative impact on the level of the Islanders Index and therefore the value of the Fund. In addition, unlike instruments that are based on tradable reference assets, the Islanders Index Futures Contracts and Islanders Index-Linked Instruments are tied to an index that is not directly investable and, thus, have settlement prices based on the calculation of that index, not the price of a tradable asset.

Concentrated Single-Team Exposure Risk. The Fund’s investment strategy results in concentrated exposure to a single professional sports team’s statistical performance (i.e., the New York Islanders) as measured by an index. Unlike diversified funds that spread risk across multiple asset classes, sectors, or issuers, the Fund’s performance is primarily driven by the statistical output of one team over the course of a season. As a result, the Fund is more susceptible to risks affecting that team, including player injuries, suspensions, trades, retirements, coaching changes, front-office turnover, league sanctions, labor disputes, lockouts, or other events that directly or indirectly influence the team’s on-ice statistical performance. This degree of concentration will likely increase volatility in the Fund’s NAV, heighten the likelihood of significant losses over short periods, and cause the Fund’s returns to diverge substantially from those of more diversified investments. Additionally, because the Fund is concentrated in a single team, it is inherently concentrated in a single professional sports league. This subjects the Fund to league-specific risks, including league-wide labor disputes, broad scandal, changes to the structure or rules of the league, or events that cause the cancellation or suspension of games. The Fund has no ability to rotate exposure into a different team, sport, or league in response to adverse developments affecting the team to which it has exposure.

Insider Trading and Information Asymmetry Risk. Unlike securities markets, which are governed by well-established insider trading prohibitions under the Securities Exchange Act of 1934, the legal framework governing trading on the basis of material, non-public information in the context of commodity futures is less developed. While the CFTC has broad anti-manipulation and anti-fraud authority under the Commodity Exchange Act (“CEA”), specific rules and judicial precedent addressing what constitutes improper trading on non-public information in the context of sports-linked futures remain nascent. Certain individuals may possess material, non-public information that could affect the statistical performance of the Islanders Index and, consequently, the prices of Islanders Index Futures Contracts. Such individuals may include, without limitation, team coaches, players, trainers, team medical staff, front office personnel, referees, officials, league personnel, or sports data providers. For example, undisclosed injuries to key players or undisclosed lineup changes could materially affect the level of the Islanders Index. Such persons could trade Islanders Index Futures Contracts or Fund Shares to profit from their informational advantage prior to public disclosure. There is no guarantee that exchanges, the CME, or the CFTC will successfully detect and prevent such trading, and the Fund has no means of preventing such individuals from purchasing or selling Fund Shares. The participation of informed insiders in the market for Islanders Index Futures Contracts can create adverse selection for other market participants and distort market prices. Because the Fund is concentrated in a single team, the impact of insider trading on the Fund may be more pronounced than in markets with broader diversification.

League Credibility and Sports Integrity Risk. The Islanders Index is calculated based on official league statistics derived from the games of a single professional sports team, and the integrity of those games is fundamental to the reliability of the index. Efforts to interfere with the team’s games, including match-fixing, point-shaving, or referee manipulation, could materially affect the statistical data upon which the Islanders Index is based, create significant uncertainty regarding index levels, and cause pronounced price volatility in Islanders Index Futures Contracts. Confirmed or suspected game interference may also prompt legislative or regulatory responses, including restrictions on sports-linked financial products or emergency rulemaking by the CFTC, that could restrict the listing or trading of Islanders Index Futures Contracts. Even widely publicized allegations of interference, absent actual misconduct, could undermine market confidence in the Islanders Index and the futures contracts that reference it.

Gaming and State Regulatory Litigation Risk. Exchanges that list sports-linked financial instruments, including Islanders Index Futures Contracts, may be subject to legal challenges brought by state attorneys general, state gaming commissions, and other state-level actors asserting that such instruments constitute regulated gambling or gaming activity under state law, notwithstanding that such contracts are listed on a CFTC-regulated exchange. Such proceedings may assert that the listing of sports-linked contracts violates state gaming statutes, requires state gaming or sports wagering licenses, or constitutes an illegal gambling enterprise. These exchanges, and the CFTC in certain court filings, have asserted that the CEA and the CFTC’s exclusive jurisdiction over CFTC-regulated exchanges preempts state gaming regulations. There is no assurance that federal courts will rule in favor of federal preemption, and resolution may require years of litigation and potentially appellate review. An adverse ruling could result in the suspension or cessation of trading in Islanders Index Futures Contracts, material operational restrictions, significant financial penalties, or the effective loss of the ability to list sports-linked futures. Any of these outcomes could materially and adversely affect the Fund’s ability to achieve its investment objective and could result in significant losses.

Platform and Distribution Restriction Risk. Broker-dealers, registered investment adviser platforms, wirehouses, and other financial intermediaries may refuse to list, recommend, or permit purchases of Fund Shares through their platforms due to the Fund’s association with sports performance outcomes and the perception that such products are akin to sports wagering, regardless of the Fund’s legal status as a registered investment company under the 1940 Act. Certain intermediaries may permit only unsolicited purchases, prohibit financial advisers from recommending the Fund, or exclude the Fund from model portfolios entirely. These restrictions could limit the Fund’s accessible investor base, constrain assets under management, reduce secondary market liquidity, widen bid-ask spreads, and increase the likelihood that Fund Shares will trade at significant premiums or discounts to net asset value. Even if an intermediary initially permits distribution, it may subsequently restrict access in response to adverse regulatory developments, reputational concerns, or changes in compliance policies. If a significant number of intermediaries refuse to distribute Fund Shares, the Fund may be unable to achieve sufficient scale, which could increase the Fund’s expense ratio, reduce trading volume, and impair the Fund’s ability to operate effectively.

Novel Market Risk. Islanders Index Futures Contracts are a novel asset class with limited trading history. The market may not develop the depth, liquidity, or trading efficiency associated with more established futures markets, and its pricing may be influenced by factors unrelated to fundamental assessments of team performance, including speculative activity, behavioral biases, regulatory headlines, or concentrated participation by a limited number of traders. There is limited historical data on which to base expectations regarding future price behavior, volatility patterns, or the costs associated with maintaining exposure, and traditional risk metrics may not accurately capture the risks of investing in this market. There can be no assurance that the market for Islanders Index Futures Contracts will achieve or sustain the level of participation, liquidity, and price discovery necessary for the Fund to effectively pursue its investment objective.

Limited Price Discovery and Market Depth Risk. Because Islanders Index Futures Contracts are a newly created instrument class, the market may lack the depth, breadth, and participation necessary for reliable price discovery. Traditional commodity futures markets benefit from decades of participation by commercial hedgers, speculators, and arbitrageurs whose activities contribute to efficient pricing. The market for Islanders Index Futures Contracts is expected to have few, if any, natural commercial hedgers, and may be dominated by retail speculators, algorithmic traders, or a small number of institutional participants. This concentrated participation could result in prices that do not accurately reflect fair value, wider bid-ask spreads, and elevated intraday price volatility. In thin markets, even modest order flow from the Fund could move prices against the Fund, increasing transaction costs and reducing returns. There can be no assurance that the market for Islanders Index Futures Contracts will develop sufficient liquidity over time, and the Fund may be unable to establish or exit positions at prices the Fund considers favorable.

Seasonality and Offseason Risk. The Islanders Index resets to a standardized base value prior to the start of each sports season and has a defined life cycle that ends following the postseason. Because the Fund tracks a single team in a single sport, the Fund is tied to that sport’s competitive calendar and has no ability to diversify across sports or rotate into a sport that is in-season when the team’s sport is not. During the playing season, the Islanders Index moves in real-time based on officially reported game statistics, and the prices of Islanders Index Futures Contracts are expected to reflect both the current index level and market expectations regarding future team performance. During the offseason, however, the Islanders Index will not move because no games are being played, and the Fund’s exposure to Islanders Index Futures Contracts will behave differently than during the playing season. The Fund anticipates maintaining exposure to Islanders Index Futures Contracts during the offseason. Although the underlying index will be static during this period, the prices of Islanders Index Futures Contracts may still fluctuate based on market expectations regarding the team’s prospects for the upcoming season, including coaching changes, player trades, draft picks, free agent signings, injury recovery timelines, training camp developments, and other factors that affect the market’s assessment of the team’s likely statistical performance. However, because the index itself is not moving during the offseason, the magnitude of futures price movements may be reduced relative to the playing season, and the relationship between futures prices and the underlying index level may be less predictable. There can be no assurance that the Fund’s offseason futures holdings will appreciate in value, and the Fund may experience losses during the offseason if market sentiment regarding the team’s upcoming season deteriorates. In addition, there can be no assurance that Islanders Index Futures Contracts will be available in sufficient volume or at favorable pricing during the offseason or at the start of a new season.

League Discontinuation, Lockout, or Strike Risk. The Fund’s ability to invest in Islanders Index Futures Contracts depends on the continued operation of the NHL and the playing of scheduled games. Labor disputes between the NHL and its players’ union could result in a lockout or strike that suspends or cancels all or a significant portion of a season. The NHL has previously experienced work stoppages, including a full-season cancellation in 2004-2005. During any such period, no games would be played, the Islanders Index would not generate data, and trading in Islanders Index Futures Contracts could be suspended or severely impaired. The Fund would be unable to pursue its investment strategy during such a period, may be forced to liquidate positions at disadvantageous prices, and could experience substantial losses. Even after a labor dispute is resolved, the shortened or restructured season could materially change the statistical patterns underlying the index methodology. In addition, force majeure events such as a pandemic, natural disaster, or other circumstances beyond the control of the league could cause widespread game cancellations or delays. There can be no assurance that the league will not experience a work stoppage or other extended interruption during the Fund’s investment period, or that the Fund will be able to recover any losses incurred as a result of such events.

Index Provider and Data Dependency Risk. The Islanders Index is maintained and calculated by a single Index Provider, FutureSports. If the Index Provider were to experience operational failures, cease operations, lose its data feed from the applicable sports league, experience a cybersecurity breach, or otherwise become unable to calculate the Islanders Index, Islanders Index Futures Contracts may have no reliable reference value, which could materially and adversely affect the value of the Fund. In addition, the Islanders Index is calculated solely on the basis of officially reported statistics from a single sports league. The league serves as the data source but does not participate in index determination or governance. If the league were to report incorrect statistics, issue post-game corrections, change how it reports or categorizes statistics, delay reporting, or discontinue the provision of data to the Index Provider, the settlement prices of Islanders Index Futures Contracts could be based on erroneous or incomplete data. Furthermore, the Index Provider controls the methodology by which official statistics are translated into index points. If the Index Provider amends or discontinues its methodology, the behavior of the Islanders Index could change materially and the futures market may not immediately price in such changes. The Islanders Index is calculated in real-time while games are being played, which introduces latency, data-feed, and computational risks that differ from those associated with traditional financial indexes.

Trading Hours and Sporting Event Timing Risk. NHL games may occur during evening hours, on weekends, and on holidays when the Exchange is closed and when the market for Islanders Index Futures Contracts may have limited or no trading activity. Because the Islanders Index moves in real-time while games are being played, material index movements may occur during periods when investors are unable to buy or sell Shares or when Islanders Index Futures Contracts are not actively trading. As a result, the opening price of Shares and the prices of Islanders Index Futures Contracts on the next trading session may differ significantly from the prior session’s closing prices, potentially resulting in large gaps at the open. Shareholders may not be able to sell their Shares until after such a gap has been fully realized, resulting in an inability to mitigate losses in a declining market.

Futures Contracts Risk. Risks of futures contracts include: (i) an imperfect correlation between the value of the futures contract and the underlying asset; (ii) possible lack of a liquid secondary market; (iii) the inability to close a futures contract when desired; (iv) losses caused by unanticipated market movements, which may be unlimited; (v) an obligation for the Fund to make daily cash payments to maintain its required margin, particularly at times when the Fund may have insufficient cash; and (vi) unfavorable execution prices from rapid selling. Unlike equities, which typically entitle the holder to a continuing stake in a corporation, futures contracts normally specify a certain date for settlement in cash based on the reference asset. As the futures contracts approach expiration, they may be replaced by similar contracts that have a later expiration. This process is referred to as “rolling.” If the market for these contracts is in “contango,” meaning that the prices of futures contracts in the nearer months are lower than the price of contracts in the distant months, the sale of the near-term month contract would be at a lower price than the longer-term contract, resulting in a cost to “roll” the futures contract. The actual realization of a potential roll cost will be dependent upon the difference in price of the near and distant contract. Because the margin requirement for futures contracts is less than the value of the assets underlying the futures contract, futures trading involves a degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 40% of the value of the futures contract is deposited as margin, a subsequent 20% decrease in the value of the futures contract would result in a loss of half of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A decrease in excess of 40% would result in a loss exceeding the original margin deposit, if the futures contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount initially invested in the futures contract. However, the Fund would presumably have sustained comparable losses if, instead of investing in the futures contract, it had invested in the underlying financial instrument and sold it after the decline. Further, if the market for Islanders Index Futures Contracts is in a period of contango, if the performance of the Islanders Index and the price of Islanders Index Futures Contracts were to decline, the Fund would experience the negative impact of contango. The impact of backwardation or contango may lead to the returns of the Fund to vary significantly from the total return of other price references. Additionally, in the event of a prolonged period of contango, and absent the impact of rising or falling pricing in the Islanders Index, this could have a significant negative impact on the Fund’s NAV and total return.

Position Limits and Price Limits

The CFTC and various exchanges on which Islanders Index Futures Contracts trade have established position limits and price limits for Islanders Index Futures Contracts. Position limit regulation and price limit regulation serve distinct purposes and are regulated differently.

Position limits are designed to prevent excessive speculation that could cause sudden or unreasonable fluctuations in the price of a commodity. They limit the maximum number of contracts a person or entity can hold in a particular commodity.

Price limits are mechanisms to maintain orderly markets by restricting the price range within which futures contracts can trade during a trading session. They prevent extreme price movements that could disrupt market stability. Price limits are typically set as a percentage of the previous day's settlement price. When price limits are hit, trading may be halted or expanded depending on the product and regulatory rules. Unlike position limits, price limits do not restrict the number of contracts a trader can hold but rather the price at which those contracts can be traded. When a price limit is hit, the market for Islanders Index Futures Contracts may temporarily halt until price limits can be expanded or trading may be stopped for the day.

If the Fund is unable to buy or sell Islanders Index Futures Contracts as a result of position limits being hit or price limits that result in a halted or closed market—or for other reasons including limited liquidity in the market for Islanders Index Futures Contracts, a disruption to the market for Islanders Index Futures Contracts, or as a result of margin requirements, accountability levels, or other limitations imposed by the Fund’s futures commission merchants (“FCMs”), the listing exchanges, or the CFTC—the Adviser would take such action as it believes appropriate and in the best interest of the Fund in consideration of the facts and circumstances at such time, including: (i) investing in Islanders Index-Linked Instruments that are not Islanders Index Futures Contracts; (ii) requiring that authorized participants purchase and redeem in large blocks of shares called “Creation Units” through an exchange for related position (EFRP) method rather than in cash; (iii) applying increased authorized participant variable transaction fees for purchases or redemptions of Creation Units made in cash; or (iv) de-levering the Fund, relative to its investment objective, by an amount reflecting prevailing price limits. In addition, the Fund generally may suspend the issuance of Creation Units only for a limited time and only due to extraordinary circumstances, such as when the markets on which the ETF’s portfolio holdings are traded are closed for a limited period of time; that is to say, when the Fund is unable to increase its exposure to underlying assets.

Cost of Futures Investment Risk. When a Islanders Index Futures Contract is nearing expiration, the Fund will generally sell it and use the proceeds to buy a Islanders Index Futures Contract with a later expiration date. This is commonly referred to as “rolling”.

If the Fund rolls Islanders Index Futures Contracts that are in contango, the Fund would sell a lower priced, expiring contract and purchase a higher priced, longer-dated contract. The price difference between the expiring contract and longer-dated contract associated with rolling Islanders Index Futures Contracts is typically substantially higher than the price difference associated with rolling other futures contracts. Contango in the market for Islanders Index Futures Contracts may have a significant adverse impact on the performance of the Fund and may cause Islanders Index Futures Contracts and the Fund to underperform the Islanders Index. Both contango and backwardation would reduce the Fund’s correlation to the Islanders Index and may limit or prevent the Fund from achieving its investment objective. The impact of both contango and backwardation may also be greater to the extent the Fund invests in back-month Islanders Index Futures Contracts.

Investment Capacity Risk. If the Fund’s ability to obtain exposure to Islanders Index Futures Contracts consistent with its investment objective is disrupted for any reason, including but not limited to, limited liquidity in the market for Islanders Index Futures Contracts, a disruption to the market for Islanders Index Futures Contracts, or as a result of margin requirements or position limits imposed by the Fund’s FCMs, the CME, or the CFTC, and the Fund could not otherwise meet its investment objective through the use of other investments discussed above, the Fund would not be able to achieve its investment objective and may experience significant losses.

Liquidity Risk. The market for the Islanders Index Futures Contracts may be subject to periods of illiquidity. During such times it may be difficult or impossible to buy or sell a position at the desired price. Market disruptions or volatility can also make it difficult to find a counterparty willing to transact at a reasonable price and sufficient size. Illiquid markets may cause losses, which could be significant. Large positions also increase the risk of illiquidity, which may make the Fund’s positions more difficult to liquidate, and increase the losses incurred while trying to do so.

Derivatives Risk. In addition to Islanders Index Futures Contracts, the Fund may obtain exposure through the following other derivatives: (1) exchange traded options on Other Investment Companies and/or (2) swap agreement transactions that reference Islanders Index Futures Contracts, Other Investment Companies, or the Islanders Index.

Investing in derivatives may be considered aggressive and may expose the Fund to risks different from, or possibly greater than, the risks associated with investing directly in the reference asset(s) underlying the derivative (e.g., the securities or commodities contained in the Fund). The use of derivatives may result in larger losses or smaller gains than directly investing in securities or commodities. The risks of using derivatives include: (1) the risk that there may be imperfect correlation between the price of the financial instruments and movements in the prices of the reference asset(s); (2) the risk that an instrument is mispriced; (3) credit or counterparty risk on the amount a Fund expects to receive from a counterparty; (4) the risk that securities prices, interest rates and currency markets will move adversely and a Fund will incur significant losses; (5) the risk that the cost of holding a financial instrument might exceed its total return; and (6) the possible absence of a liquid secondary market for a particular instrument and possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to adjust a Fund’s position in a particular instrument when desired. Each of these factors may prevent a Fund from achieving its investment objective and may increase the volatility (i.e., fluctuations) of the Fund’s returns. Because derivatives often require limited initial investment, the use of derivatives also may expose a Fund to losses in excess of those amounts initially invested.

The performance of any Islanders Index-Linked Instrument may not track the performance of its underlying benchmark due to embedded costs and other factors. Thus, to the extent the Fund invests in swaps that use a Islanders Index-Linked Instrument as the reference asset, the Fund may be subject to greater correlation risk and may not achieve as high a degree of correlation with its investment objective than if the Fund only used Islanders Index Futures Contracts.

Swap Agreements Risk. The Fund may enter into cash-settled swaps and other derivatives to gain exposure to an underlying asset without actually purchasing such asset. Swaps are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on a particular pre-determined interest rate, commodity, security, indexes, or other assets or measurable indicators. The primary risks associated with the use of swaps are mispricing or improper valuation, imperfect correlation between movements in the notional amount and the price of the underlying investments, and the failure of a counterparty to perform. If a counterparty’s creditworthiness for an over-the-counter swap declines, the value of the swap would likely decline. Moreover, there is no guarantee that the Fund could eliminate its exposure under an outstanding swap by entering into an offsetting swap with the same or another party. In addition, the Fund may use a combination of swaps on an underlying index.

Options Risk. The Fund may purchase exchange-traded options that reference shares of Other Investment Companies. Transactions in options generally require less capital than equivalent stock transactions. They may return smaller dollar figures but a potentially greater percentage of the investment than equivalent stock transactions. The potential profit is limited to the premium received for the contract. The potential loss can be unlimited. While leverage means the percentage returns can be significant, the amount of cash required is smaller than equivalent stock transactions. It is possible to lose the entire principal invested, and sometimes more. As an options holder, a Fund risks the entire amount of the premium it pays. But as an options writer, it takes on a much higher level of risk. For example, if the Fund writes an uncovered call, it faces unlimited potential loss, since there is no cap on how high a stock price can rise. When buying options, a Fund risks losing the premium paid, plus commissions and fees.

Reverse Repurchase Agreements Risk. The Fund may invest in reverse repurchase agreements. Reverse repurchase agreements are transactions in which the Fund sells portfolio securities to financial institutions such as banks and broker-dealers, and agrees to repurchase them at a mutually agreed-upon date and price which is higher than the original sale price. Reverse repurchase agreements are a form of leverage and the use of reverse repurchase agreements by the Fund may increase the Fund’s volatility. The Fund incurs costs, including interest expenses, in connection with the opening and closing of reverse repurchase agreements that will be borne by the shareholders.

Reverse repurchase agreements are also subject to the risk that the other party to the reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Fund. In situations where the Fund is required to post collateral with a counterparty, the counterparty may fail to segregate the collateral or may commingle the collateral with the counterparty’s own assets. As a result, in the event of the counterparty’s bankruptcy or insolvency, the Fund’s collateral may be subject to the conflicting claims of the counterparty’s creditors, and the Fund may be exposed to the risk of a court treating the Fund as a general unsecured creditor of the counterparty, rather than as the owner of the collateral. There can be no assurance that a counterparty will not default and that the Fund will not sustain a loss on a transaction as a result.

Reverse repurchase agreements also involve the risk that the market value of the securities sold by the Fund may decline below the price at which it is obligated to repurchase the securities. In addition, when the Fund invests the proceeds it receives in a reverse repurchase transaction, there is a risk that those investments may decline in value. In this circumstance, the Fund could be required to sell other investments in order to meet its obligations to repurchase the securities.

Risks Related to Investing in Other Investment Companies. The Fund may invest in long or short positions in Other Investment Companies (i.e., investment companies registered under the 1940 Act that invest in similar assets to those in which the Fund may invest). Investing in Other Investment Companies may involve duplication of advisory or management fees and certain other expenses. By investing in Other Investment Companies, the Fund becomes a shareholder of that Other Investment Company. As a result, Fund shareholders indirectly bear the Fund’s proportionate share of the fees and expenses paid by shareholders of the Other Investment Company, in addition to the fees and expenses Fund shareholders bear in connection with the Fund’s own operations. As a shareholder, the Fund must rely on the Other Investment Company to achieve its investment objective. The Fund’s performance may be magnified positively or negatively by virtue of its investment in the Other Investment Company. If the Other Investment Company fails to achieve its investment objective, the value of the Fund’s investment could decline, thus affecting the Fund’s performance. In addition, because certain Other Investment Company shares are listed on national stock exchanges and are traded like stocks on an exchange, their shares potentially may trade at a discount or a premium. Investments in such shares may be subject to brokerage and other trading costs, which could result in greater expenses to the Fund. Finally, because the value of certain Other Investment Company shares may depend on the demand in the market, the Adviser may not be able to liquidate the Fund’s holdings in those shares at the most optimal time, adversely affecting the Fund’s performance.

Collateral Investments Risk. The Fund’s use of Collateral Investments may include obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities, including bills, notes and bonds issued by the U.S. Treasury, investment companies registered under the 1940 Act that invest in high-quality securities and corporate debt securities, such as commercial paper.

Some securities issued or guaranteed by federal agencies and U.S. Government-sponsored instrumentalities may not be backed by the full faith and credit of the United States, in which case the investor must look principally to the agency or instrumentality issuing or guaranteeing the security for ultimate repayment, and may not be able to assert a claim against the United States itself in the event that the agency or instrumentality does not meet its commitment. The U.S. Government, its agencies and instrumentalities do not guarantee the market value of their securities, and consequently, the value of such securities may fluctuate. Although the Fund may hold securities that carry U.S. Government guarantees, these guarantees do not extend to the Shares.

Investment companies that invest in high-quality securities are subject to management fees and other expenses. Therefore, investments in these funds will cause the Fund to bear indirectly a proportional share of the fees and costs of the funds in which it invests. At the same time, the Fund will continue to pay its own management fees and expenses with respect to all of its assets, including any portion invested in the shares of such fund. It is possible to lose money by investing in investment companies that invest in high-quality securities.

Corporate debt securities such as commercial paper generally are short-term unsecured promissory notes issued by businesses. Corporate debt may carry variable or floating rates of interest. Corporate debt securities carry both credit risk and interest rate risk. Credit risk is the risk that the Fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it is due.

Asset Concentration Risk. Since the Fund may take concentrated positions in Islanders Index Futures Contracts, the Fund’s performance may be hurt disproportionately and significantly by the poor performance of those positions to which it has significant exposure. Asset concentration makes the Fund more susceptible to any single occurrence affecting the underlying positions and may subject the Fund to greater market risk than more diversified funds.

Counterparty Risk. The Fund will be subject to credit risk (i.e., the risk that a counterparty is unwilling or unable to make timely payments or otherwise meet its contractual obligations) with respect to the amount the Fund expects to receive from counterparties to: Islanders Index Futures Contracts; reverse repurchase agreements; swaps on Islanders Index Futures Contracts, Other Investment Companies, or the Islanders Index.

The Fund may be negatively impacted if a counterparty becomes bankrupt or otherwise fails to perform its obligations under such an agreement. The Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding and the Fund may obtain only limited recovery or may obtain no recovery in such circumstances. In order to attempt to mitigate potential counterparty credit risk, the Fund typically enters into transactions with major financial institutions.

The counterparty to an exchange-traded futures contract is subject to the credit risk of the clearing house and the FCM through which it holds its position. Specifically, the FCM or the clearing house could fail to perform its obligations, causing significant losses to the Fund. For example, the Fund could lose margin payments it has deposited with an FCM as well as any gains owed but not paid to the Fund, if the FCM or clearing house becomes insolvent or otherwise fails to perform its obligations. Credit risk of market participants with respect to derivatives that are centrally cleared is concentrated in a few clearing houses and it is not clear how an insolvency proceeding of a clearing house would be conducted and what impact an insolvency of a clearing house would have on the financial system. Under current CFTC regulations, a FCM maintains customers’ assets in a bulk segregated account. If a FCM fails to do so, or is unable to satisfy a substantial deficit in a customer account, its other customers may be subject to risk of loss of their funds in the event of that FCM’s bankruptcy. In that event, in the case of futures, the FCM’s customers are entitled to recover, even in respect of property specifically traceable to them, only a proportional share of all property available for distribution to all of that FCM’s customers. In addition, if the FCM does not comply with the applicable regulations, or in the event of a fraud or misappropriation of customer assets by the FCM, the Fund could have only an unsecured creditor claim in an insolvency of the FCM with respect to the margin held by the FCM. FCMs are also required to transfer to the clearing house the amount of margin required by the clearing house, which amount is generally held in an omnibus account at the clearing house for all customers of the FCM. In addition, the Fund may enter into futures contracts and repurchase agreements with a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. The Fund does not specifically limit its counterparty risk with respect to any single counterparty.

Further, there is a risk that no suitable counterparties are willing to enter into reverse repurchase agreements with the Fund, or continue to enter into, reverse repurchase agreement transactions with the Fund and, as a result, the Fund may not be able to achieve its investment objective. There is also the risk that the Fund may not be able to engage in reverse repurchase agreement transactions because suitable counterparties refuse to enter into transactions with the Fund. Contractual provisions and applicable law may prevent or delay the Fund from exercising its rights to terminate an investment or transaction with a financial institution experiencing financial difficulties, or to realize on collateral, and another institution may be substituted for that financial institution without the consent of the Fund. If the credit rating of a counterparty to a futures contract and/or repurchase agreement declines, the Fund may nonetheless choose or be required to keep existing transactions in place with the counterparty, in which event the Fund would be subject to any increased credit risk associated with those transactions. Also, in the event of a counterparty’s (or its affiliate’s) insolvency, the possibility exists that the Fund’s ability to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral, could be stayed or eliminated under special resolution regimes adopted in the United States, the European Union and various other jurisdictions. Such regimes provide government authorities with broad authority to intervene when a financial institution is experiencing financial difficulty. In particular, the regulatory authorities could reduce, eliminate, or convert to equity the liabilities to the Fund of a counterparty who is subject to such proceedings in the European Union (sometimes referred to as a “bail in”).

Credit Risk. An issuer or other obligated party of a debt security may be unable or unwilling to make dividend, interest and/or principal payments when due. In addition, the value of a debt security may decline because of concerns about the issuer’s ability or unwillingness to make such payments.

Debt Securities Risk. Investments in debt securities subject the holder to the credit risk of the issuer. Credit risk refers to the possibility that the issuer or other obligor of a security will not be able or willing to make payments of interest and principal when due. Generally, the value of debt securities will change inversely with changes in interest rates. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. During periods of falling interest rates, the income received by the Fund may decline. If the principal on a debt security is prepaid before expected, the prepayments of principal may have to be reinvested in obligations paying interest at lower rates. Debt securities generally do not trade on a securities exchange making them generally less liquid and more difficult to value than common stock.

Interest Rate Risk. Interest rate risk is the risk that the value of the debt securities in the Fund’s portfolio will decline because of rising market interest rates. Interest rate risk is generally lower for shorter term debt securities and higher for longer-term debt securities. Duration is a reasonably accurate measure of a debt security’s price sensitivity to changes in interest rates and a common measure of interest rate risk. Duration measures a debt security’s expected life on a present value basis, taking into account the debt security’s yield, interest payments and final maturity. In general, duration represents the expected percentage change in the value of a security for an immediate 1% change in interest rates. For example, the price of a debt security with a three-year duration would be expected to drop by approximately 3% in response to a 1% increase in interest rates. Therefore, prices of debt securities with shorter durations tend to be less sensitive to interest rate changes than debt securities with longer durations. As the value of a debt security changes over time, so will its duration.

Clearing Broker Risk. The Fund’s investments in exchange-traded futures contracts expose it to the risks of a clearing broker (or a FCM). Under current regulations, a clearing broker or FCM maintains customers’ assets in a bulk segregated account. There is a risk that Fund assets deposited with the clearing broker to serve as margin may be used to satisfy the broker’s own obligations or the losses of the broker’s other clients. In the event of default, the Fund could experience lengthy delays in recovering some or all of its assets and may not see any recovery at all. Furthermore, the Fund is subject to the risk that no FCM is willing or able to clear the Fund’s transactions or maintain the Fund’s assets. If the Fund’s FCMs are unable or unwilling to clear the Fund’s transactions, or if the FCM refuses to maintain the Fund’s assets, the Fund will be unable to have its orders for Islanders Index Futures Contracts fulfilled or assets custodied. In such a circumstance, the performance of the Fund will likely deviate from the performance of changes in the Islanders Index and may result in the proportion of Islanders Index Futures Contracts in the Fund’s portfolio relative to the total assets of the Fund to decrease.

Non-Diversification Risk. The Fund is classified as a “non-diversified company” under the 1940 Act. As a result, the Fund is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by the diversification requirements imposed by the Code. The Fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly invested in certain issuers.

Risks Related to the Management of the Fund

Active Management Risk. The Fund is actively managed, and its performance reflects investment decisions that the Adviser makes for the Fund. Such judgments about the Fund’s investments may prove to be incorrect. If the investments selected and the strategies employed by the Fund fail to produce the intended results, the Fund could underperform as compared to other funds with similar investment objectives and/or strategies, or could have negative returns.

Frequent Trading Risk. The Fund regularly purchases and subsequently sells (i.e., “rolls”) individual futures contracts throughout the year so as to maintain a fully invested position. As the contracts near their expiration dates, the Fund rolls them over into new contracts. This frequent trading of contracts may increase the amount of commissions or mark-ups to broker-dealers that the Fund pays when it buys and sells contracts, which may detract from the Fund’s performance. High portfolio turnover may result in the Fund paying higher levels of transaction costs and may generate greater tax liabilities for shareholders. Frequent trading risk may cause the Fund’s performance to be less than expected.

Rebalancing Risk. If for any reason the Fund is unable to rebalance all or a portion of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund may be over- or under-exposed to the returns of the Islanders Index. Additionally, because the market for Islanders Index Futures Contracts is nascent and may be thinly traded, the Fund’s own trading activity, including purchases, sales, and rolling of contracts, could materially influence the prices of Islanders Index Futures Contracts. If the Fund represents a significant portion of the open interest or trading volume, its activity could move prices against it, resulting in higher costs and reduced returns. If other market participants anticipate the Fund’s trading patterns, they may engage in front-running or other anticipatory trading strategies that further increase the Fund’s transaction costs. The trading activity associated with such transactions will contribute to the existing trading volume on the underlying futures contracts and may adversely affect the market price of such underlying futures contracts.

Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or systems failures. The Fund and the Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

Valuation Risk. The Fund or the Subsidiary may hold securities or other assets that may be valued on the basis of factors other than market quotations. This may occur because the asset or security does not trade on a centralized exchange, or in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” assets or securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, there is no assurance that the Fund or the Subsidiary could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund or the Subsidiary would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund or the Subsidiary at that time. The Fund’s ability to value investments may be impacted by technological issues or errors by pricing services or other third-party service providers.

New Fund Risk. As of the date of this prospectus, the Fund has no operating history and currently has fewer assets than larger funds. Like other new funds, large inflows and outflows may impact the Fund’s market exposure for limited periods of time. This impact may be positive or negative, depending on the direction of market movement during the period effected.

Risks Related to Trading of Shares

Trading Issues Risk. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. The Fund may have difficulty maintaining its listing on the Exchange in the event the Fund’s assets are small, the Fund does not have enough shareholders, or if the Fund is unable to proceed with creation and/or redemption orders.

Authorized Participant Concentration Risk. Only an “authorized participant” or “AP” (i.e., broker-dealers and large institutional investors that have entered into participation agreement with the Fund) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that act as APs on an agency basis (i.e. on behalf of other market participants). To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem, in either of these cases, Shares may trade at a discount to the Fund’s net asset value and possibly face delisting.

Market Maker Risk. If the Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of Shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s net asset value and the price at which the Shares are trading on the Exchange, which could result in a decrease in value of the Shares. In addition, decisions by market makers or APs to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Shares trading at a discount to net asset value and also in greater than normal intra-day bid-ask spreads for Shares.

Premium/Discount Risk. The market price of the Fund’s Shares will generally fluctuate in accordance with changes in the Fund’s net asset value as well as the relative supply of and demand for Shares on the Exchange. The Fund’s market price may deviate from the value of the Fund’s underlying portfolio holdings, particularly in time of market stress, with the result that investors may pay more or receive less than the underlying value of the Shares bought or sold. The Adviser cannot predict whether Shares will trade below, at, or above their net asset value because the Shares trade on the Exchange at market prices and not at net asset value. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related, but not identical, to the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. However, given that Shares can only be purchased and redeemed in Creation Units, and only to and from broker-dealers and large institutional investors that have entered into participation agreements (unlike shares of closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset value), the Adviser believes that large discounts or premiums to the net asset value of Shares should not be sustained. In addition, because the Fund provides exposure to the statistical performance of a single professional sports team, demand for Shares may be influenced by fan loyalty, emotional attachment, and team-related sentiment rather than by rational assessments of the Fund’s expected risk-adjusted returns. These demand patterns could increase intraday volatility in Fund Shares, widen bid-ask spreads, and result in investors purchasing or selling Shares at prices that do not reflect the Fund’s underlying NAV. During stressed market conditions, the market for the Fund’s Shares may become less liquid in response to deteriorating liquidity in the market for the Fund’s underlying portfolio holdings, which could in turn lead to differences between the market price of the Fund’s Shares and their net asset value. This can be reflected as a spread between the bid and ask prices for the Fund quoted during the day or a premium or discount in the closing price from the Fund’s NAV.

Active Market Risk. Although the Shares are listed for trading on the Exchange, there can be no assurance that an active trading market for the Shares will develop or be maintained. Shares trade on the Exchange at market prices that may be below, at or above the Fund’s net asset value. Securities, including the Shares, are subject to market fluctuations and liquidity constraints that may be caused by such factors as economic, political, or regulatory developments, changes in interest rates, and/or perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments.

Cash Transaction Risk. Most ETFs generally make in-kind redemptions to avoid being taxed at the fund level on gains on the distributed portfolio securities. However, unlike most ETFs, the Fund currently intends to effect some or all redemptions for cash, rather than in-kind, because of the nature of the Fund’s investments. The Fund may be required to sell portfolio securities to obtain the cash needed to distribute redemption proceeds, which involves transaction costs that the Fund may not have incurred had it effected redemptions entirely in kind. These costs may include brokerage costs and/or taxable gains or losses, which may be imposed on the Fund and decrease the Fund’s NAV to the extent such costs are not offset by a transaction fee payable to an AP. If the Fund recognizes gain on these sales, this generally will cause the Fund to recognize gain it might not otherwise have recognized if it were to distribute portfolio securities in-kind, or to recognize such gain sooner than would otherwise be required. This may decrease the tax efficiency of the Fund compared to ETFs that utilize an in-kind redemption process, and there may be a substantial difference in the after-tax rate of return between the Fund and other ETFs.

Risks Related to Regulation, External Factors, and Federal Income Tax Consequences

Tax Risk. The Fund intends to elect and to qualify each year to be treated as a RIC under Subchapter M of the Code. As a RIC, the Fund will not be subject to U.S. federal income tax on the portion of its net investment income and net capital gain that it distributes to shareholders, provided that it satisfies certain requirements of the Code. If the Fund does not qualify as a RIC for any taxable year and certain relief provisions are not available, the Fund’s taxable income will be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed. Additionally, buying securities shortly before the record date for a taxable dividend or capital gain distribution is commonly known as “buying the dividend.” In the event a shareholder purchases Shares shortly before such a distribution, the entire distribution may be taxable to the shareholder even though a portion of the distribution effectively represents a return of the purchase price. To comply with the asset diversification test applicable to a RIC, the Fund will limit its investments in the Subsidiary to 25% of the Fund’s total assets at the end of each tax quarter. The investment strategy of the Fund will cause the Fund to hold substantially more than 25% of the Fund’s total assets in investments in the Subsidiary the majority of the time. The Fund intends to manage the exposure to the Subsidiary so that the Fund’s investments in the Subsidiary do not exceed 25% of the total assets at the end of any tax quarter. If the Fund’s investments in the Subsidiary were to exceed 25% of the Fund’s total assets at the end of a tax quarter, the Fund, generally, has a grace period to cure such lack of compliance. If the Fund fails to timely cure, it may no longer be eligible to be treated as a RIC.

Because Islanders Index Futures Contracts produce non-qualifying income for purposes of qualifying as a RIC, the Fund makes its investments in Islanders Index Futures Contracts through the Subsidiary. The Fund intends to treat any income it may derive from the futures contracts received by the Subsidiary as “qualifying income” under the provisions of the Code applicable to RICs. The IRS has issued PLRs provided to third parties not associated with the Fund or its affiliates (which only those parties may rely on as precedent) concluding that similar arrangements resulted in qualifying income. Many of such PLRs have now been revoked by the IRS. In March of 2019, the Internal Revenue Service published Regulations that concluded that income from a corporation similar to the Subsidiary would be qualifying income, if the income is related to the Fund’s business of investing in stocks or securities. Although the Regulations do not require distributions from the Subsidiary, the Fund intends to cause the Subsidiary to make distributions that would allow the Fund to make timely distributions to its shareholders. The Fund generally will be required to include in its own taxable income the income of the Subsidiary for a tax year, regardless of whether the Fund receives a distribution of the Subsidiary’s income in that tax year, and this income would nevertheless be subject to the distribution requirement for qualification as a RIC and would be taken into account for purposes of the 4% excise tax.

If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions.

Subsidiary Regulatory Investment Risk. Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary are organized, respectively, could result in the inability of the Fund to operate as intended and could negatively affect the Fund and its shareholders. The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. However, as the Subsidiary is wholly-owned by the Fund, and the investors of the Fund will have the investor protections of the 1940 Act, the Fund as a whole—including the Subsidiary—will provide investors with 1940 Act protections.

Commodity Regulatory Risk. The Fund’s use of commodity futures subject to regulation by the CFTC has caused the Fund to be classified as a “commodity pool” and this designation requires that the Fund comply with CFTC rules, which may impose additional regulatory requirements and compliance obligations. The Fund’s investment decisions may need to be modified, and commodity contract positions held by the Fund may have to be liquidated at disadvantageous times or prices, to avoid exceeding any applicable position limits established by the CFTC, potentially subjecting the Fund to substantial losses. The regulation of commodity transactions in the United States is subject to ongoing modification by government, self-regulatory and judicial action. The effect of any future regulatory change with respect to any aspect of the Fund is impossible to predict, but could be substantial and adverse to the Fund.

Regulatory Risk. The regulatory framework governing sports-linked financial instruments is evolving and subject to significant uncertainty. Islanders Index Futures Contracts are a novel instrument class for which there is limited regulatory precedent. The CFTC has broad discretionary authority to determine whether particular contracts are consistent with the public interest, including authority to disapprove or direct an exchange to delist contracts that the CFTC determines involve gaming, are unlawful, or otherwise run contrary to the purposes of the CEA. The CFTC has recently proposed amendments to its rules concerning event contracts, commonly referred to as prediction markets, to specify which contracts may be determined contrary to the public interest and therefore may not be listed for trading or accepted for clearing on or through a CFTC-regulated entity. The CFTC or the listing exchange could, at any time and without advance notice, impose new conditions, margin or position-limit requirements, reporting obligations, trading halts, settlement adjustments, or delisting actions. Any such changes could, among other things; (i) impair the Fund’s ability to establish, maintain, or close positions; (ii) require the Fund to liquidate positions at disadvantageous prices; (iii) alter the economic characteristics on which the Fund relies; or (iv) render the Fund’s principal investment strategy impractical. In addition, future legislative, judicial, or administrative developments could retroactively affect the permissibility, settlement mechanics, or availability of Islanders Index Futures Contracts. These developments may occur abruptly and may not provide mechanisms for investor recourse or for the orderly unwind of positions. There can be no assurance that the regulatory environment for sports-linked financial instruments will remain stable or favorable.

Cyber Security Risk. The Fund is susceptible to operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding, but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the Fund’s third-party service providers, such as its administrator, transfer agent, or custodian, as applicable, or issuers in which the Fund invests, can also subject the Fund to many of the same risks associated with direct cyber security breaches. While the Fund has established business continuity plans and risk management systems designed to reduce the risks associated with cyber security, there are inherent limitations in such plans and systems. Additionally, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third-party service providers.

Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, Islanders, tsunamis and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics (for example, the novel coronavirus COVID-19), have been and can be highly disruptive to economies and markets and have recently led, and may continue to lead, to increased market volatility and significant market losses. Such natural disaster and health crises could exacerbate political, social, and economic risks, and result in significant breakdowns, delays, shutdowns, social isolation, and other disruptions to important global, local and regional supply chains affected, with potential corresponding results on the operating performance of the Fund and its investments. A climate of uncertainty and panic, including the contagion of infectious viruses or diseases, may adversely affect global, regional, and local economies and reduce the availability of potential investment opportunities, and increases the difficulty of performing due diligence and modeling market conditions, potentially reducing the accuracy of financial projections. Under these circumstances, the Fund may have difficulty achieving its investment objectives which may adversely impact Fund performance. Further, such events can be highly disruptive to economies and markets, significantly disrupt the operations of individual companies (including, but not limited to, the Fund’s investment advisor, third party service providers, and counterparties), sectors, industries, markets, securities and commodity exchanges, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. These factors can cause substantial market volatility, exchange trading suspensions and closures, changes in the availability of and the margin requirements for certain instruments, and can impact the ability of the Fund to complete redemptions and otherwise affect Fund performance and Fund trading in the secondary market. A widespread crisis would also affect the global economy in ways that cannot necessarily be foreseen. How long such events will last and whether they will continue or recur cannot be predicted. Impacts from these could have a significant impact on the Fund’s performance, resulting in losses to your investment.

Performance

As of the date of this prospectus, the Fund has not yet commenced operations and therefore does not have a performance history. Once available, the Fund’s performance information will be accessible on the Fund’s website at www.volatilityshares.com and will provide some indication of the risks of investing in the Fund.

Management

Investment Adviser

Volatility Shares LLC

Portfolio Managers

The following persons serve as portfolio managers of the Fund.

•	Charles Lowery — Chief Investment Officer, Volatility Shares
•	Anand Desai — Head of Portfolio Management, Volatility Shares
•	Dustin Shidaker — Portfolio Manager, Volatility Shares

Each of the portfolio managers is primarily and jointly responsible for the day-to-day management of the Fund. Each of the Fund’s portfolio managers have served in such capacity since the Fund’s inception.

Purchase and Sale of Shares

The Fund issues and redeems Shares on a continuous basis, at NAV, only in large blocks of shares called “Creation Units.” Individual Shares may only be purchased and sold on the secondary market through a broker-dealer at a market price. Since Shares trade on securities exchanges in the secondary market at their market price rather than their NAV, the Shares may trade at a price greater than (premium) or less than (discount) the Fund’s NAV. An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). Recent information, including the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is available online at www.volatilityshares.com.

Tax Information

The Fund’s distributions will generally be taxable as ordinary income, returns of capital or capital gains. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser and Foreside Fund Services, LLC, the Fund’s distributor (the “Distributor”), may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

New York Rangers ETF

Investment Objective

The New York Rangers ETF (the “Fund” or “[__]”) seeks to provide investment results, before fees and expenses, that correspond to the performance of futures contracts on the CME FSPI NHL New York Rangers Index.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell Shares. Investors may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example set forth below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	[___]	%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses(1)	0.00%
Total Annual Fund Operating Expenses	[___]	%
(1)	“Other Expenses” are estimates based on the expenses the Fund expects to incur for the current fiscal year.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels. This example does not include the brokerage commissions that investors may pay to buy and sell Shares.

Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years
$[__]	$[___]

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. Because the Fund is new, portfolio turnover information is unavailable at this time.

Principal Investment Strategies

The Fund is an exchange-traded fund (“ETF”) that seeks to achieve its investment objective primarily through investments in futures contracts on the CME FSPI NHL New York Rangers Index, which is a non-investable index (the “Rangers Index”). The Rangers Index is designed to systemically measure the cumulative team performance of the New York Rangers only during games played over the regular and post-season. The Rangers Index is a transparent, rules-based system using official league statistics, where positive actions add points and negative actions subtract points. The Rangers Index is based on fifty-five statistical measures of performance and results of team games (wins, losses and ties) that results in continuous, live statistical values that underpin the value of the Rangers Index which is calculated into a trackable and tradable number. The Rangers Index is based solely on these statistical factors, and the performance of other professional hockey teams in the National Hockey League® (the “NHL”), or events outside of on-ice performance by the New York Rangers, will not impact the value of the Rangers Index.

The Rangers Index has an initial standardized base value of 7,500 before the season and moves up or down based on officially reported statistics from each game, including real-time movement during regular season and postseason play. At the conclusion of the postseason, the Rangers Index value resets to 7,500.

The Rangers Index is maintained and calculated by FutureSports (the “Index Provider”). The Rangers Index methodology is designed to align with the International Organization of Securities Commissions (“IOSCO”) Principles for Financial Benchmarks and supported by published governance, oversight and methodology change procedures. The NHL serves as the official data source for the Rangers Index but does not participate in index determination or governance.

The Fund obtains exposure to the Rangers Index by investments in futures contracts that reference the Rangers Index and that trade on an exchange registered with the Commodity Futures Trading Commission (“Rangers Index Futures Contracts”), and cash, cash-like instruments or high quality securities that serve as collateral to the Fund’s investments in Rangers Index Futures Contracts (“Collateral Investments”).

Under normal circumstances, the Fund will invest at least 80% of the value of its net assets (plus borrowings for investment purposes) in Rangers Index-Linked Instruments. For purposes of this policy, “Rangers Index-Linked Instruments” means (i) Rangers Index Futures Contracts; (ii) shares of other investment companies registered under the Investment Company Act of 1940 (the “1940 Act”) that invest in similar assets to those in which the Fund may invest (“Other Investment Companies”); (iii) exchange traded options on the Rangers Index or shares of Other Investment Companies; and (iv) swap agreement transactions that reference Rangers Index Futures Contracts, Other Investment Companies, or the Rangers Index. Certain Rangers Index-Linked Instruments, such as Other Investment Companies or options thereon, are currently unavailable for investment, though are expected to become available in the future.

The Fund expects to gain investment exposure to the Rangers Index by investing a portion of its assets in a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”).

The Fund does not invest directly in prediction markets, event contracts or other instruments that provide exposure to individual sporting event or season-long outcomes or to investments that provide exposure to the financial performance of individual sports teams or leagues. Instead, the Fund seeks to benefit from increases in the price of Rangers Index Futures Contracts.

The investment adviser to the Fund and the Subsidiary is Volatility Shares LLC (the “Adviser” or “Volatility Shares”). The Adviser oversees the Fund and implements the day-to-day portfolio management responsibilities for the Fund. In serving as investment adviser to the Fund, the Adviser does not conduct conventional investment research or analysis or forecast market movement or trends.

The Fund is classified as a “non-diversified company” under the 1940 Act. The Fund will not concentrate its investments in securities of issuers in any industry or group of industries, as the term “concentrate” is used in the 1940 Act, except that the Fund may invest more than 25% of its total assets in Rangers Index-Linked Instruments.

The New York Rangers

The New York Rangers are a professional ice hockey team based in New York, New York, competing in the Metropolitan Division of the NHL’s Eastern Conference. During the 2025–2026 season, the Rangers finished last in the Metropolitan Division, ranking 29th in standings points, 24th in goals for, 14th in goals against, and 18th in goal differential. The Rangers were founded in 1926 by boxing promoter Tex Rickard. The Rangers are currently owned by James L. Dolan through the Madison Square Garden Company, serving as Executive Chairman. The team has won four Stanley Cup championships, capturing titles in 1928, 1933, 1940, and 1994. Neither the Fund, the Trust, nor the Adviser is affiliated with the New York Rangers.

Rangers Index Futures Contracts

The Fund intends to typically enter into cash-settled Rangers Index Futures Contracts as the “buyer,” except as detailed below.

In simplest terms, in a cash-settled futures market the counterparty pays cash to the buyer if the price of a futures contract goes up, and buyer pays cash to the counterparty if the price of the futures contract goes down. In order to maintain its exposure to the Rangers Index, the Fund intends to exit its futures contracts as they near expiration and replace them with new futures contracts with a later expiration date. Futures contracts with a longer term to expiration may be priced higher than futures contracts with a shorter term to expiration, a relationship called “contango”. When rolling futures contracts that are in contango the Fund will close its long position by selling the shorter-term contract at a relatively lower price and buying a longer-dated contract at a relatively higher price. The presence of contango will adversely affect the performance of the Fund. Conversely, futures contracts with a longer term to expiration may be priced lower than futures contracts with a shorter term to expiration, a relationship called “backwardation”. When rolling long futures contracts that are in backwardation, the Fund will close its long position by selling the shorter-term contract at a relatively higher price and buying a longer-dated contract at a relatively lower price. The presence of backwardation may positively affect the performance of the Fund. Further, the returns of the Rangers Index Futures Contracts may differ from that of the Rangers Index due to the divergence in prices or the costs associated with investing in futures contracts, which may negatively impact the Fund’s returns.

The Fund invests in Rangers Index Futures Contracts indirectly via the Subsidiary. The Subsidiary and the Fund will have the same investment adviser and investment objective. The Subsidiary will also follow the same general investment policies and restrictions as the Fund. Except as noted herein, for purposes of this Prospectus, references to the Fund’s investment strategies and risks include those of the Subsidiary. The Fund complies with the provisions of the 1940 Act governing investment policies and capital structure and leverage on an aggregate basis with the Subsidiary. Furthermore, the Adviser, as the investment adviser to the Subsidiary, complies with the provisions of the 1940 Act relating to investment advisory contracts as it relates to its advisory agreement with the Subsidiary. The Subsidiary also complies with the provisions of the 1940 Act relating to affiliated transactions and custody. Because the Fund intends to qualify for treatment as a regulated investment company (a “RIC”) under the Internal Revenue Code of 1986 (the “Code”), the size of the Fund’s investment in the Subsidiary will not exceed 25% of the Fund’s total assets at or around each quarter end of the Fund’s fiscal year. In order to qualify as a RIC, the Fund will have to reduce its exposure to its Subsidiary on or around the end of each of the Fund’s fiscal quarter ends. The Fund expects to reduce its exposure to its Subsidiary during these periods by investing in certain other investments as described below. During these periods, the Fund may not achieve its investment objective. At other times of the year, the Fund’s investments in the Subsidiary will significantly exceed 25% of the Fund’s total assets. The Subsidiary’s custodian is U.S. Bank, N.A.

If circumstances occur where market prices for Rangers Index Futures Contracts were not readily available, the Fund would fair value its Rangers Index Futures Contracts in accordance with its pricing and valuation policy and procedures for fair value determinations. Pursuant to those policies and procedures, the Adviser would consider various factors, such as pricing history; market levels prior to price limits or halts; and supply, demand, and open interest in Rangers Index Futures Contracts, among other factors. The Adviser would document its proposed pricing and methodology, detailing the factors that entered into the valuation.

Collateral Investments

The Fund will also invest its assets in Collateral Investments. The Collateral Investments may consist of high-quality securities, which include: (1) U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury; (2) investment companies registered under the 1940 Act that invest in high-quality securities; and/or (3) corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by businesses that are rated investment grade or determined by the Adviser to be of comparable quality. For these purposes, “investment grade” is defined as investments with a rating at the time of purchase in one of the four highest categories of at least one nationally recognized statistical rating organization (e.g., BBB- or higher from S&P Global Ratings or Baa3 or higher from Moody’s Investors Service, Inc.).

The Collateral Investments are designed to provide liquidity, serve as margin, or otherwise collateralize the Subsidiary’s investments in Rangers Index-Linked Instruments. The Fund expects that it will primarily invest its assets, and that the Subsidiary will primarily invest its assets, in Collateral Investments that are “securities,” as such term is defined under the 1940 Act.

Other Investments

In order to help the Fund maintain exposure to the Rangers Index, maintain its tax status as a RIC on days in and around quarter-end, help the Fund maintain its desired exposure to Rangers Index Futures Contracts when it is approaching or has exceeded position limits or accountability levels, or because of liquidity or other constraints, the Fund may invest in the following:

Reverse Repurchase Agreements

The Fund may invest in reverse repurchase agreements which are a form of borrowing in which the Fund sells portfolio securities to financial institutions and agrees to repurchase them at a mutually agreed-upon date and price that is higher than the original sale price, and use the proceeds for investment purchases.

As a result of the Fund repurchasing the securities at a higher price, the Fund will lose money by engaging in reverse repurchase agreement transactions.

As noted above, because the Fund intends to qualify for treatment as a RIC under the Code, the size of the Fund’s investment in the Subsidiary will not exceed 25% of the Fund’s total assets at or around each quarter end of the Fund’s fiscal year (the “Asset Diversification Test”). At other times of the year, the Fund’s investments in the Subsidiary will significantly exceed 25% of the Fund’s total (or gross) assets.

When the Fund seeks to reduce its total assets exposure to the Subsidiary, it may use the short-term Treasury Bills it owns (and purchase additional Treasury Bills as needed) to transact in reverse repurchase agreement transactions, which are ostensibly loans to the Fund. Those loans will increase the gross assets of the Fund, which the Adviser expects will allow the Fund to meet the Asset Diversification Test. When the Fund enters into a reverse repurchase agreement, it will either (i) be consistent with Section 18 of the 1940 Act and maintain asset coverage of at least 300% of the value of the reverse repurchase agreement; or (ii) treat the reverse repurchase agreement transactions as derivative transactions for purposes of Rule 18f-4 under the 1940 Act (“Rule 18f-4”), including as applicable, the value-at-risk based limit on leverage risk.

Other Investment Companies

The Fund may invest in shares of Other Investment Companies, that is, shares of investment companies registered under the 1940 Act that invest in similar assets to those in which the Fund may invest.

Exchange-traded option contracts on shares of Other Investment Companies.

The Fund may invest in exchange-listed option contracts on shares of Other Investment Companies, which invest in similar assets to those in which the Fund may invest. An option is a contract that gives the purchaser of the option, in return for the premium paid, the right to buy shares of an investment company, from the writer of the option (in the case of a call option), or to sell shares of the investment company to the writer of the option (in the case of a put option) at a designated price during the term of the option. The premium paid by the buyer of an option will reflect, among other things, the relationship of the exercise price to the market price and the volatility of the shares of the investment company, the remaining term of the option, supply, demand, interest rates and/or currency exchange rates. The Fund may utilize “American” style options or “European” style options. American style options are exercisable on any date prior to the expiration date of the option contract. In contrast, European style options are exercisable only on the expiration date of the option contract.

Swaps that reference Rangers Index Futures Contracts, Other Investment Companies, or the Rangers Index.

Swap contracts are transactions entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a swap transaction, the Fund and a counterparty will agree to exchange or “swap” payments based on the change in value of an underlying asset or benchmark. For example, the two parties may agree to exchange the return (or differentials in rates of returns) earned or realized on a particular investment or instrument. In the case of the Fund, the reference asset can be Rangers Index Futures Contracts, Other Investment Companies or the Rangers Index.

Principal Risks

As with all investments, there are certain risks of investing in the Fund. Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective. An investment in the Fund does not represent a complete investment program. An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, the Adviser or any of their affiliates. You should consider carefully the following risks before investing in the Fund.

Each risk noted below is considered a principal risk of investing in the Fund, regardless of the order in which it appears. The significance of each risk factor below may change over time and you should review each risk factor carefully.

Risks Specific to the Fund’s Investments

Investment Strategy Risk. The Fund, through the Subsidiary, invests primarily in Rangers Index Futures Contracts. The Fund does not invest directly in prediction markets, event contracts or other instruments that provide exposure to individual sporting event or season-long outcomes or to investments that provide exposure to the financial performance of individual sports teams or leagues. Instead, the Fund seeks to benefit from increases in the price of Rangers Index Futures Contracts. The price of Rangers Index Futures Contracts may not be an accurate measure of the Rangers Index. Consequently, the Fund may perform differently from the performance of the Rangers Index. There can be no guarantee that the performance of Rangers Index Futures Contracts will be highly correlated to the performance of the Rangers Index. Transaction costs (including the costs associated with futures investing), position limits, the availability of counterparties and other factors may impact the cost and pricing of Rangers Index Futures Contracts and decrease the correlation between the performance of Rangers Index Futures Contracts and the Rangers Index, over short- or long-term periods. In addition, the performance of back-month Rangers Index Futures Contracts is likely to differ more significantly from the performance of the Rangers Index. To the extent the Fund is invested in back-month Rangers Index Futures Contracts, the performance of the Fund should be expected to deviate more significantly from the performance of the Rangers Index. Moreover, because the Rangers Index is uninvestable, the Fund can only gain exposure through futures contracts and other derivatives, and differences between the prices of those instruments and the levels of the Rangers Index may result in the Fund experiencing larger losses or smaller gains than would be implied by changes in the Rangers Index alone.

Sports Performance Risk. The Fund’s investment strategy is inherently speculative. The value of Rangers Index Futures Contracts is derived from the statistical performance of a single professional sports team as measured by the Rangers Index. Successfully investing in Rangers Index Futures Contracts requires that the team tracked by the index performs well statistically over the course of a season, an outcome that is inherently uncertain and subject to numerous unpredictable variables, including player health, competitive dynamics, coaching decisions, and random variation in athletic performance. The Rangers Index may decline in value, and there can be no assurance that the team tracked by the index will perform at or above the levels implied by the prices of Rangers Index Futures Contracts at the time the Fund obtains exposure.

On-Ice Performance and Competitive Results Risk. The Fund’s investment performance is linked to the on-ice statistical performance of a single NHL team during the regular season and, if applicable, the playoffs. The prices of Rangers Index Futures Contracts are expected to rise when the team performs well statistically and to fall when the team performs poorly. Competitive results in professional hockey are inherently unpredictable and can be influenced by factors entirely outside the team’s control, including the performance of opposing teams, referee calls, random puck bounces, weather affecting travel, and in-game injuries. A team may enter a season with high expectations based on roster strength, coaching hires, or offseason acquisitions, only to underperform due to chemistry issues, unexpected injuries to key players, player slumps, or tactical mismatches against divisional opponents. The NHL season extends over several months and includes 82 regular season games per team, during which even a strong team may experience prolonged losing streaks that cause material declines in the Rangers Index. If the team fails to make the playoffs, the Fund will not benefit from any potential uplift in index value that could accompany postseason success. Conversely, early playoff elimination could cause sharp declines in futures prices if the market had priced in deeper postseason performance. Because the Fund is concentrated in a single NHL team, there is no opportunity to offset poor on-ice performance by gaining exposure to a stronger team or a different sport.

Rangers Index Investing Risk. The Fund is indirectly exposed to the risks of the Rangers Index through its investments in Rangers Index Futures Contracts and other Rangers Index-Linked Instruments. The Fund does not invest in the Rangers Index, which is an uninvestable index. The performance of the Rangers Index will be very different from a portfolio of Rangers Index Futures Contracts.

The Rangers Index moves up or down based on officially reported statistics from every game, match, or event throughout the regular season and postseason. Positive statistical actions (e.g., goals scored, points earned) add value to the index, while negative actions (e.g., opponent scoring, penalties or setbacks) subtract value. Poor statistical performance by the New York Rangers could have a significant negative impact on the level of the Rangers Index and therefore the value of the Fund. In addition, unlike instruments that are based on tradable reference assets, the Rangers Index Futures Contracts and Rangers Index-Linked Instruments are tied to an index that is not directly investable and, thus, have settlement prices based on the calculation of that index, not the price of a tradable asset.

Concentrated Single-Team Exposure Risk. The Fund’s investment strategy results in concentrated exposure to a single professional sports team’s statistical performance (i.e., the New York Rangers) as measured by an index. Unlike diversified funds that spread risk across multiple asset classes, sectors, or issuers, the Fund’s performance is primarily driven by the statistical output of one team over the course of a season. As a result, the Fund is more susceptible to risks affecting that team, including player injuries, suspensions, trades, retirements, coaching changes, front-office turnover, league sanctions, labor disputes, lockouts, or other events that directly or indirectly influence the team’s on-ice statistical performance. This degree of concentration will likely increase volatility in the Fund’s NAV, heighten the likelihood of significant losses over short periods, and cause the Fund’s returns to diverge substantially from those of more diversified investments. Additionally, because the Fund is concentrated in a single team, it is inherently concentrated in a single professional sports league. This subjects the Fund to league-specific risks, including league-wide labor disputes, broad scandal, changes to the structure or rules of the league, or events that cause the cancellation or suspension of games. The Fund has no ability to rotate exposure into a different team, sport, or league in response to adverse developments affecting the team to which it has exposure.

Insider Trading and Information Asymmetry Risk. Unlike securities markets, which are governed by well-established insider trading prohibitions under the Securities Exchange Act of 1934, the legal framework governing trading on the basis of material, non-public information in the context of commodity futures is less developed. While the CFTC has broad anti-manipulation and anti-fraud authority under the Commodity Exchange Act (“CEA”), specific rules and judicial precedent addressing what constitutes improper trading on non-public information in the context of sports-linked futures remain nascent. Certain individuals may possess material, non-public information that could affect the statistical performance of the Rangers Index and, consequently, the prices of Rangers Index Futures Contracts. Such individuals may include, without limitation, team coaches, players, trainers, team medical staff, front office personnel, referees, officials, league personnel, or sports data providers. For example, undisclosed injuries to key players or undisclosed lineup changes could materially affect the level of the Rangers Index. Such persons could trade Rangers Index Futures Contracts or Fund Shares to profit from their informational advantage prior to public disclosure. There is no guarantee that exchanges, the CME, or the CFTC will successfully detect and prevent such trading, and the Fund has no means of preventing such individuals from purchasing or selling Fund Shares. The participation of informed insiders in the market for Rangers Index Futures Contracts can create adverse selection for other market participants and distort market prices. Because the Fund is concentrated in a single team, the impact of insider trading on the Fund may be more pronounced than in markets with broader diversification.

League Credibility and Sports Integrity Risk. The Rangers Index is calculated based on official league statistics derived from the games of a single professional sports team, and the integrity of those games is fundamental to the reliability of the index. Efforts to interfere with the team’s games, including match-fixing, point-shaving, or referee manipulation, could materially affect the statistical data upon which the Rangers Index is based, create significant uncertainty regarding index levels, and cause pronounced price volatility in Rangers Index Futures Contracts. Confirmed or suspected game interference may also prompt legislative or regulatory responses, including restrictions on sports-linked financial products or emergency rulemaking by the CFTC, that could restrict the listing or trading of Rangers Index Futures Contracts. Even widely publicized allegations of interference, absent actual misconduct, could undermine market confidence in the Rangers Index and the futures contracts that reference it.

Gaming and State Regulatory Litigation Risk. Exchanges that list sports-linked financial instruments, including Rangers Index Futures Contracts, may be subject to legal challenges brought by state attorneys general, state gaming commissions, and other state-level actors asserting that such instruments constitute regulated gambling or gaming activity under state law, notwithstanding that such contracts are listed on a CFTC-regulated exchange. Such proceedings may assert that the listing of sports-linked contracts violates state gaming statutes, requires state gaming or sports wagering licenses, or constitutes an illegal gambling enterprise. These exchanges, and the CFTC in certain court filings, have asserted that the CEA and the CFTC’s exclusive jurisdiction over CFTC-regulated exchanges preempts state gaming regulations. There is no assurance that federal courts will rule in favor of federal preemption, and resolution may require years of litigation and potentially appellate review. An adverse ruling could result in the suspension or cessation of trading in Rangers Index Futures Contracts, material operational restrictions, significant financial penalties, or the effective loss of the ability to list sports-linked futures. Any of these outcomes could materially and adversely affect the Fund’s ability to achieve its investment objective and could result in significant losses.

Platform and Distribution Restriction Risk. Broker-dealers, registered investment adviser platforms, wirehouses, and other financial intermediaries may refuse to list, recommend, or permit purchases of Fund Shares through their platforms due to the Fund’s association with sports performance outcomes and the perception that such products are akin to sports wagering, regardless of the Fund’s legal status as a registered investment company under the 1940 Act. Certain intermediaries may permit only unsolicited purchases, prohibit financial advisers from recommending the Fund, or exclude the Fund from model portfolios entirely. These restrictions could limit the Fund’s accessible investor base, constrain assets under management, reduce secondary market liquidity, widen bid-ask spreads, and increase the likelihood that Fund Shares will trade at significant premiums or discounts to net asset value. Even if an intermediary initially permits distribution, it may subsequently restrict access in response to adverse regulatory developments, reputational concerns, or changes in compliance policies. If a significant number of intermediaries refuse to distribute Fund Shares, the Fund may be unable to achieve sufficient scale, which could increase the Fund’s expense ratio, reduce trading volume, and impair the Fund’s ability to operate effectively.

Novel Market Risk. Rangers Index Futures Contracts are a novel asset class with limited trading history. The market may not develop the depth, liquidity, or trading efficiency associated with more established futures markets, and its pricing may be influenced by factors unrelated to fundamental assessments of team performance, including speculative activity, behavioral biases, regulatory headlines, or concentrated participation by a limited number of traders. There is limited historical data on which to base expectations regarding future price behavior, volatility patterns, or the costs associated with maintaining exposure, and traditional risk metrics may not accurately capture the risks of investing in this market. There can be no assurance that the market for Rangers Index Futures Contracts will achieve or sustain the level of participation, liquidity, and price discovery necessary for the Fund to effectively pursue its investment objective.

Limited Price Discovery and Market Depth Risk. Because Rangers Index Futures Contracts are a newly created instrument class, the market may lack the depth, breadth, and participation necessary for reliable price discovery. Traditional commodity futures markets benefit from decades of participation by commercial hedgers, speculators, and arbitrageurs whose activities contribute to efficient pricing. The market for Rangers Index Futures Contracts is expected to have few, if any, natural commercial hedgers, and may be dominated by retail speculators, algorithmic traders, or a small number of institutional participants. This concentrated participation could result in prices that do not accurately reflect fair value, wider bid-ask spreads, and elevated intraday price volatility. In thin markets, even modest order flow from the Fund could move prices against the Fund, increasing transaction costs and reducing returns. There can be no assurance that the market for Rangers Index Futures Contracts will develop sufficient liquidity over time, and the Fund may be unable to establish or exit positions at prices the Fund considers favorable.

Seasonality and Offseason Risk. The Rangers Index resets to a standardized base value prior to the start of each sports season and has a defined life cycle that ends following the postseason. Because the Fund tracks a single team in a single sport, the Fund is tied to that sport’s competitive calendar and has no ability to diversify across sports or rotate into a sport that is in-season when the team’s sport is not. During the playing season, the Rangers Index moves in real-time based on officially reported game statistics, and the prices of Rangers Index Futures Contracts are expected to reflect both the current index level and market expectations regarding future team performance. During the offseason, however, the Rangers Index will not move because no games are being played, and the Fund’s exposure to Rangers Index Futures Contracts will behave differently than during the playing season. The Fund anticipates maintaining exposure to Rangers Index Futures Contracts during the offseason. Although the underlying index will be static during this period, the prices of Rangers Index Futures Contracts may still fluctuate based on market expectations regarding the team’s prospects for the upcoming season, including coaching changes, player trades, draft picks, free agent signings, injury recovery timelines, training camp developments, and other factors that affect the market’s assessment of the team’s likely statistical performance. However, because the index itself is not moving during the offseason, the magnitude of futures price movements may be reduced relative to the playing season, and the relationship between futures prices and the underlying index level may be less predictable. There can be no assurance that the Fund’s offseason futures holdings will appreciate in value, and the Fund may experience losses during the offseason if market sentiment regarding the team’s upcoming season deteriorates. In addition, there can be no assurance that Rangers Index Futures Contracts will be available in sufficient volume or at favorable pricing during the offseason or at the start of a new season.

League Discontinuation, Lockout, or Strike Risk. The Fund’s ability to invest in Rangers Index Futures Contracts depends on the continued operation of the NHL and the playing of scheduled games. Labor disputes between the NHL and its players’ union could result in a lockout or strike that suspends or cancels all or a significant portion of a season. The NHL has previously experienced work stoppages, including a full-season cancellation in 2004-2005. During any such period, no games would be played, the Rangers Index would not generate data, and trading in Rangers Index Futures Contracts could be suspended or severely impaired. The Fund would be unable to pursue its investment strategy during such a period, may be forced to liquidate positions at disadvantageous prices, and could experience substantial losses. Even after a labor dispute is resolved, the shortened or restructured season could materially change the statistical patterns underlying the index methodology. In addition, force majeure events such as a pandemic, natural disaster, or other circumstances beyond the control of the league could cause widespread game cancellations or delays. There can be no assurance that the league will not experience a work stoppage or other extended interruption during the Fund’s investment period, or that the Fund will be able to recover any losses incurred as a result of such events.

Index Provider and Data Dependency Risk. The Rangers Index is maintained and calculated by a single Index Provider, FutureSports. If the Index Provider were to experience operational failures, cease operations, lose its data feed from the applicable sports league, experience a cybersecurity breach, or otherwise become unable to calculate the Rangers Index, Rangers Index Futures Contracts may have no reliable reference value, which could materially and adversely affect the value of the Fund. In addition, the Rangers Index is calculated solely on the basis of officially reported statistics from a single sports league. The league serves as the data source but does not participate in index determination or governance. If the league were to report incorrect statistics, issue post-game corrections, change how it reports or categorizes statistics, delay reporting, or discontinue the provision of data to the Index Provider, the settlement prices of Rangers Index Futures Contracts could be based on erroneous or incomplete data. Furthermore, the Index Provider controls the methodology by which official statistics are translated into index points. If the Index Provider amends or discontinues its methodology, the behavior of the Rangers Index could change materially and the futures market may not immediately price in such changes. The Rangers Index is calculated in real-time while games are being played, which introduces latency, data-feed, and computational risks that differ from those associated with traditional financial indexes.

Trading Hours and Sporting Event Timing Risk. NHL games may occur during evening hours, on weekends, and on holidays when the Exchange is closed and when the market for Rangers Index Futures Contracts may have limited or no trading activity. Because the Rangers Index moves in real-time while games are being played, material index movements may occur during periods when investors are unable to buy or sell Shares or when Rangers Index Futures Contracts are not actively trading. As a result, the opening price of Shares and the prices of Rangers Index Futures Contracts on the next trading session may differ significantly from the prior session’s closing prices, potentially resulting in large gaps at the open. Shareholders may not be able to sell their Shares until after such a gap has been fully realized, resulting in an inability to mitigate losses in a declining market.

Futures Contracts Risk. Risks of futures contracts include: (i) an imperfect correlation between the value of the futures contract and the underlying asset; (ii) possible lack of a liquid secondary market; (iii) the inability to close a futures contract when desired; (iv) losses caused by unanticipated market movements, which may be unlimited; (v) an obligation for the Fund to make daily cash payments to maintain its required margin, particularly at times when the Fund may have insufficient cash; and (vi) unfavorable execution prices from rapid selling. Unlike equities, which typically entitle the holder to a continuing stake in a corporation, futures contracts normally specify a certain date for settlement in cash based on the reference asset. As the futures contracts approach expiration, they may be replaced by similar contracts that have a later expiration. This process is referred to as “rolling.” If the market for these contracts is in “contango,” meaning that the prices of futures contracts in the nearer months are lower than the price of contracts in the distant months, the sale of the near-term month contract would be at a lower price than the longer-term contract, resulting in a cost to “roll” the futures contract. The actual realization of a potential roll cost will be dependent upon the difference in price of the near and distant contract. Because the margin requirement for futures contracts is less than the value of the assets underlying the futures contract, futures trading involves a degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 40% of the value of the futures contract is deposited as margin, a subsequent 20% decrease in the value of the futures contract would result in a loss of half of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A decrease in excess of 40% would result in a loss exceeding the original margin deposit, if the futures contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount initially invested in the futures contract. However, the Fund would presumably have sustained comparable losses if, instead of investing in the futures contract, it had invested in the underlying financial instrument and sold it after the decline. Further, if the market for Rangers Index Futures Contracts is in a period of contango, if the performance of the Rangers Index and the price of Rangers Index Futures Contracts were to decline, the Fund would experience the negative impact of contango. The impact of backwardation or contango may lead to the returns of the Fund to vary significantly from the total return of other price references. Additionally, in the event of a prolonged period of contango, and absent the impact of rising or falling pricing in the Rangers Index, this could have a significant negative impact on the Fund’s NAV and total return.

Position Limits and Price Limits

The CFTC and various exchanges on which Rangers Index Futures Contracts trade have established position limits and price limits for Rangers Index Futures Contracts. Position limit regulation and price limit regulation serve distinct purposes and are regulated differently.

Position limits are designed to prevent excessive speculation that could cause sudden or unreasonable fluctuations in the price of a commodity. They limit the maximum number of contracts a person or entity can hold in a particular commodity.

Price limits are mechanisms to maintain orderly markets by restricting the price range within which futures contracts can trade during a trading session. They prevent extreme price movements that could disrupt market stability. Price limits are typically set as a percentage of the previous day's settlement price. When price limits are hit, trading may be halted or expanded depending on the product and regulatory rules. Unlike position limits, price limits do not restrict the number of contracts a trader can hold but rather the price at which those contracts can be traded. When a price limit is hit, the market for Rangers Index Futures Contracts may temporarily halt until price limits can be expanded or trading may be stopped for the day.

If the Fund is unable to buy or sell Rangers Index Futures Contracts as a result of position limits being hit or price limits that result in a halted or closed market—or for other reasons including limited liquidity in the market for Rangers Index Futures Contracts, a disruption to the market for Rangers Index Futures Contracts, or as a result of margin requirements, accountability levels, or other limitations imposed by the Fund’s futures commission merchants (“FCMs”), the listing exchanges, or the CFTC—the Adviser would take such action as it believes appropriate and in the best interest of the Fund in consideration of the facts and circumstances at such time, including: (i) investing in Rangers Index-Linked Instruments that are not Rangers Index Futures Contracts; (ii) requiring that authorized participants purchase and redeem in large blocks of shares called “Creation Units” through an exchange for related position (EFRP) method rather than in cash; (iii) applying increased authorized participant variable transaction fees for purchases or redemptions of Creation Units made in cash; or (iv) de-levering the Fund, relative to its investment objective, by an amount reflecting prevailing price limits. In addition, the Fund generally may suspend the issuance of Creation Units only for a limited time and only due to extraordinary circumstances, such as when the markets on which the ETF’s portfolio holdings are traded are closed for a limited period of time; that is to say, when the Fund is unable to increase its exposure to underlying assets.

Cost of Futures Investment Risk. When a Rangers Index Futures Contract is nearing expiration, the Fund will generally sell it and use the proceeds to buy a Rangers Index Futures Contract with a later expiration date. This is commonly referred to as “rolling”.

If the Fund rolls Rangers Index Futures Contracts that are in contango, the Fund would sell a lower priced, expiring contract and purchase a higher priced, longer-dated contract. The price difference between the expiring contract and longer-dated contract associated with rolling Rangers Index Futures Contracts is typically substantially higher than the price difference associated with rolling other futures contracts. Contango in the market for Rangers Index Futures Contracts may have a significant adverse impact on the performance of the Fund and may cause Rangers Index Futures Contracts and the Fund to underperform the Rangers Index. Both contango and backwardation would reduce the Fund’s correlation to the Rangers Index and may limit or prevent the Fund from achieving its investment objective. The impact of both contango and backwardation may also be greater to the extent the Fund invests in back-month Rangers Index Futures Contracts.

Investment Capacity Risk. If the Fund’s ability to obtain exposure to Rangers Index Futures Contracts consistent with its investment objective is disrupted for any reason, including but not limited to, limited liquidity in the market for Rangers Index Futures Contracts, a disruption to the market for Rangers Index Futures Contracts, or as a result of margin requirements or position limits imposed by the Fund’s FCMs, the CME, or the CFTC, and the Fund could not otherwise meet its investment objective through the use of other investments discussed above, the Fund would not be able to achieve its investment objective and may experience significant losses.

Liquidity Risk. The market for the Rangers Index Futures Contracts may be subject to periods of illiquidity. During such times it may be difficult or impossible to buy or sell a position at the desired price. Market disruptions or volatility can also make it difficult to find a counterparty willing to transact at a reasonable price and sufficient size. Illiquid markets may cause losses, which could be significant. Large positions also increase the risk of illiquidity, which may make the Fund’s positions more difficult to liquidate, and increase the losses incurred while trying to do so.

Derivatives Risk. In addition to Rangers Index Futures Contracts, the Fund may obtain exposure through the following other derivatives: (1) exchange traded options on Other Investment Companies and/or (2) swap agreement transactions that reference Rangers Index Futures Contracts, Other Investment Companies, or the Rangers Index.

Investing in derivatives may be considered aggressive and may expose the Fund to risks different from, or possibly greater than, the risks associated with investing directly in the reference asset(s) underlying the derivative (e.g., the securities or commodities contained in the Fund). The use of derivatives may result in larger losses or smaller gains than directly investing in securities or commodities. The risks of using derivatives include: (1) the risk that there may be imperfect correlation between the price of the financial instruments and movements in the prices of the reference asset(s); (2) the risk that an instrument is mispriced; (3) credit or counterparty risk on the amount a Fund expects to receive from a counterparty; (4) the risk that securities prices, interest rates and currency markets will move adversely and a Fund will incur significant losses; (5) the risk that the cost of holding a financial instrument might exceed its total return; and (6) the possible absence of a liquid secondary market for a particular instrument and possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to adjust a Fund’s position in a particular instrument when desired. Each of these factors may prevent a Fund from achieving its investment objective and may increase the volatility (i.e., fluctuations) of the Fund’s returns. Because derivatives often require limited initial investment, the use of derivatives also may expose a Fund to losses in excess of those amounts initially invested.

The performance of any Rangers Index-Linked Instrument may not track the performance of its underlying benchmark due to embedded costs and other factors. Thus, to the extent the Fund invests in swaps that use a Rangers Index-Linked Instrument as the reference asset, the Fund may be subject to greater correlation risk and may not achieve as high a degree of correlation with its investment objective than if the Fund only used Rangers Index Futures Contracts.

Swap Agreements Risk. The Fund may enter into cash-settled swaps and other derivatives to gain exposure to an underlying asset without actually purchasing such asset. Swaps are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on a particular pre-determined interest rate, commodity, security, indexes, or other assets or measurable indicators. The primary risks associated with the use of swaps are mispricing or improper valuation, imperfect correlation between movements in the notional amount and the price of the underlying investments, and the failure of a counterparty to perform. If a counterparty’s creditworthiness for an over-the-counter swap declines, the value of the swap would likely decline. Moreover, there is no guarantee that the Fund could eliminate its exposure under an outstanding swap by entering into an offsetting swap with the same or another party. In addition, the Fund may use a combination of swaps on an underlying index.

Options Risk. The Fund may purchase exchange-traded options that reference shares of Other Investment Companies. Transactions in options generally require less capital than equivalent stock transactions. They may return smaller dollar figures but a potentially greater percentage of the investment than equivalent stock transactions. The potential profit is limited to the premium received for the contract. The potential loss can be unlimited. While leverage means the percentage returns can be significant, the amount of cash required is smaller than equivalent stock transactions. It is possible to lose the entire principal invested, and sometimes more. As an options holder, a Fund risks the entire amount of the premium it pays. But as an options writer, it takes on a much higher level of risk. For example, if the Fund writes an uncovered call, it faces unlimited potential loss, since there is no cap on how high a stock price can rise. When buying options, a Fund risks losing the premium paid, plus commissions and fees.

Reverse Repurchase Agreements Risk. The Fund may invest in reverse repurchase agreements. Reverse repurchase agreements are transactions in which the Fund sells portfolio securities to financial institutions such as banks and broker-dealers, and agrees to repurchase them at a mutually agreed-upon date and price which is higher than the original sale price. Reverse repurchase agreements are a form of leverage and the use of reverse repurchase agreements by the Fund may increase the Fund’s volatility. The Fund incurs costs, including interest expenses, in connection with the opening and closing of reverse repurchase agreements that will be borne by the shareholders.

Reverse repurchase agreements are also subject to the risk that the other party to the reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Fund. In situations where the Fund is required to post collateral with a counterparty, the counterparty may fail to segregate the collateral or may commingle the collateral with the counterparty’s own assets. As a result, in the event of the counterparty’s bankruptcy or insolvency, the Fund’s collateral may be subject to the conflicting claims of the counterparty’s creditors, and the Fund may be exposed to the risk of a court treating the Fund as a general unsecured creditor of the counterparty, rather than as the owner of the collateral. There can be no assurance that a counterparty will not default and that the Fund will not sustain a loss on a transaction as a result.

Reverse repurchase agreements also involve the risk that the market value of the securities sold by the Fund may decline below the price at which it is obligated to repurchase the securities. In addition, when the Fund invests the proceeds it receives in a reverse repurchase transaction, there is a risk that those investments may decline in value. In this circumstance, the Fund could be required to sell other investments in order to meet its obligations to repurchase the securities.

Risks Related to Investing in Other Investment Companies. The Fund may invest in long or short positions in Other Investment Companies (i.e., investment companies registered under the 1940 Act that invest in similar assets to those in which the Fund may invest). Investing in Other Investment Companies may involve duplication of advisory or management fees and certain other expenses. By investing in Other Investment Companies, the Fund becomes a shareholder of that Other Investment Company. As a result, Fund shareholders indirectly bear the Fund’s proportionate share of the fees and expenses paid by shareholders of the Other Investment Company, in addition to the fees and expenses Fund shareholders bear in connection with the Fund’s own operations. As a shareholder, the Fund must rely on the Other Investment Company to achieve its investment objective. The Fund’s performance may be magnified positively or negatively by virtue of its investment in the Other Investment Company. If the Other Investment Company fails to achieve its investment objective, the value of the Fund’s investment could decline, thus affecting the Fund’s performance. In addition, because certain Other Investment Company shares are listed on national stock exchanges and are traded like stocks on an exchange, their shares potentially may trade at a discount or a premium. Investments in such shares may be subject to brokerage and other trading costs, which could result in greater expenses to the Fund. Finally, because the value of certain Other Investment Company shares may depend on the demand in the market, the Adviser may not be able to liquidate the Fund’s holdings in those shares at the most optimal time, adversely affecting the Fund’s performance.

Collateral Investments Risk. The Fund’s use of Collateral Investments may include obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities, including bills, notes and bonds issued by the U.S. Treasury, investment companies registered under the 1940 Act that invest in high-quality securities and corporate debt securities, such as commercial paper.

Some securities issued or guaranteed by federal agencies and U.S. Government-sponsored instrumentalities may not be backed by the full faith and credit of the United States, in which case the investor must look principally to the agency or instrumentality issuing or guaranteeing the security for ultimate repayment, and may not be able to assert a claim against the United States itself in the event that the agency or instrumentality does not meet its commitment. The U.S. Government, its agencies and instrumentalities do not guarantee the market value of their securities, and consequently, the value of such securities may fluctuate. Although the Fund may hold securities that carry U.S. Government guarantees, these guarantees do not extend to the Shares.

Investment companies that invest in high-quality securities are subject to management fees and other expenses. Therefore, investments in these funds will cause the Fund to bear indirectly a proportional share of the fees and costs of the funds in which it invests. At the same time, the Fund will continue to pay its own management fees and expenses with respect to all of its assets, including any portion invested in the shares of such fund. It is possible to lose money by investing in investment companies that invest in high-quality securities.

Corporate debt securities such as commercial paper generally are short-term unsecured promissory notes issued by businesses. Corporate debt may carry variable or floating rates of interest. Corporate debt securities carry both credit risk and interest rate risk. Credit risk is the risk that the Fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it is due.

Asset Concentration Risk. Since the Fund may take concentrated positions in Rangers Index Futures Contracts, the Fund’s performance may be hurt disproportionately and significantly by the poor performance of those positions to which it has significant exposure. Asset concentration makes the Fund more susceptible to any single occurrence affecting the underlying positions and may subject the Fund to greater market risk than more diversified funds.

Counterparty Risk. The Fund will be subject to credit risk (i.e., the risk that a counterparty is unwilling or unable to make timely payments or otherwise meet its contractual obligations) with respect to the amount the Fund expects to receive from counterparties to: Rangers Index Futures Contracts; reverse repurchase agreements; swaps on Rangers Index Futures Contracts, Other Investment Companies, or the Rangers Index.

The Fund may be negatively impacted if a counterparty becomes bankrupt or otherwise fails to perform its obligations under such an agreement. The Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding and the Fund may obtain only limited recovery or may obtain no recovery in such circumstances. In order to attempt to mitigate potential counterparty credit risk, the Fund typically enters into transactions with major financial institutions.

The counterparty to an exchange-traded futures contract is subject to the credit risk of the clearing house and the FCM through which it holds its position. Specifically, the FCM or the clearing house could fail to perform its obligations, causing significant losses to the Fund. For example, the Fund could lose margin payments it has deposited with an FCM as well as any gains owed but not paid to the Fund, if the FCM or clearing house becomes insolvent or otherwise fails to perform its obligations. Credit risk of market participants with respect to derivatives that are centrally cleared is concentrated in a few clearing houses and it is not clear how an insolvency proceeding of a clearing house would be conducted and what impact an insolvency of a clearing house would have on the financial system. Under current CFTC regulations, a FCM maintains customers’ assets in a bulk segregated account. If a FCM fails to do so, or is unable to satisfy a substantial deficit in a customer account, its other customers may be subject to risk of loss of their funds in the event of that FCM’s bankruptcy. In that event, in the case of futures, the FCM’s customers are entitled to recover, even in respect of property specifically traceable to them, only a proportional share of all property available for distribution to all of that FCM’s customers. In addition, if the FCM does not comply with the applicable regulations, or in the event of a fraud or misappropriation of customer assets by the FCM, the Fund could have only an unsecured creditor claim in an insolvency of the FCM with respect to the margin held by the FCM. FCMs are also required to transfer to the clearing house the amount of margin required by the clearing house, which amount is generally held in an omnibus account at the clearing house for all customers of the FCM. In addition, the Fund may enter into futures contracts and repurchase agreements with a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. The Fund does not specifically limit its counterparty risk with respect to any single counterparty.

Further, there is a risk that no suitable counterparties are willing to enter into reverse repurchase agreements with the Fund, or continue to enter into, reverse repurchase agreement transactions with the Fund and, as a result, the Fund may not be able to achieve its investment objective. There is also the risk that the Fund may not be able to engage in reverse repurchase agreement transactions because suitable counterparties refuse to enter into transactions with the Fund. Contractual provisions and applicable law may prevent or delay the Fund from exercising its rights to terminate an investment or transaction with a financial institution experiencing financial difficulties, or to realize on collateral, and another institution may be substituted for that financial institution without the consent of the Fund. If the credit rating of a counterparty to a futures contract and/or repurchase agreement declines, the Fund may nonetheless choose or be required to keep existing transactions in place with the counterparty, in which event the Fund would be subject to any increased credit risk associated with those transactions. Also, in the event of a counterparty’s (or its affiliate’s) insolvency, the possibility exists that the Fund’s ability to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral, could be stayed or eliminated under special resolution regimes adopted in the United States, the European Union and various other jurisdictions. Such regimes provide government authorities with broad authority to intervene when a financial institution is experiencing financial difficulty. In particular, the regulatory authorities could reduce, eliminate, or convert to equity the liabilities to the Fund of a counterparty who is subject to such proceedings in the European Union (sometimes referred to as a “bail in”).

Credit Risk. An issuer or other obligated party of a debt security may be unable or unwilling to make dividend, interest and/or principal payments when due. In addition, the value of a debt security may decline because of concerns about the issuer’s ability or unwillingness to make such payments.

Debt Securities Risk. Investments in debt securities subject the holder to the credit risk of the issuer. Credit risk refers to the possibility that the issuer or other obligor of a security will not be able or willing to make payments of interest and principal when due. Generally, the value of debt securities will change inversely with changes in interest rates. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. During periods of falling interest rates, the income received by the Fund may decline. If the principal on a debt security is prepaid before expected, the prepayments of principal may have to be reinvested in obligations paying interest at lower rates. Debt securities generally do not trade on a securities exchange making them generally less liquid and more difficult to value than common stock.

Interest Rate Risk. Interest rate risk is the risk that the value of the debt securities in the Fund’s portfolio will decline because of rising market interest rates. Interest rate risk is generally lower for shorter term debt securities and higher for longer-term debt securities. Duration is a reasonably accurate measure of a debt security’s price sensitivity to changes in interest rates and a common measure of interest rate risk. Duration measures a debt security’s expected life on a present value basis, taking into account the debt security’s yield, interest payments and final maturity. In general, duration represents the expected percentage change in the value of a security for an immediate 1% change in interest rates. For example, the price of a debt security with a three-year duration would be expected to drop by approximately 3% in response to a 1% increase in interest rates. Therefore, prices of debt securities with shorter durations tend to be less sensitive to interest rate changes than debt securities with longer durations. As the value of a debt security changes over time, so will its duration.

Clearing Broker Risk. The Fund’s investments in exchange-traded futures contracts expose it to the risks of a clearing broker (or a FCM). Under current regulations, a clearing broker or FCM maintains customers’ assets in a bulk segregated account. There is a risk that Fund assets deposited with the clearing broker to serve as margin may be used to satisfy the broker’s own obligations or the losses of the broker’s other clients. In the event of default, the Fund could experience lengthy delays in recovering some or all of its assets and may not see any recovery at all. Furthermore, the Fund is subject to the risk that no FCM is willing or able to clear the Fund’s transactions or maintain the Fund’s assets. If the Fund’s FCMs are unable or unwilling to clear the Fund’s transactions, or if the FCM refuses to maintain the Fund’s assets, the Fund will be unable to have its orders for Rangers Index Futures Contracts fulfilled or assets custodied. In such a circumstance, the performance of the Fund will likely deviate from the performance of changes in the Rangers Index and may result in the proportion of Rangers Index Futures Contracts in the Fund’s portfolio relative to the total assets of the Fund to decrease.

Non-Diversification Risk. The Fund is classified as a “non-diversified company” under the 1940 Act. As a result, the Fund is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by the diversification requirements imposed by the Code. The Fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly invested in certain issuers.

Risks Related to the Management of the Fund

Active Management Risk. The Fund is actively managed, and its performance reflects investment decisions that the Adviser makes for the Fund. Such judgments about the Fund’s investments may prove to be incorrect. If the investments selected and the strategies employed by the Fund fail to produce the intended results, the Fund could underperform as compared to other funds with similar investment objectives and/or strategies, or could have negative returns.

Frequent Trading Risk. The Fund regularly purchases and subsequently sells (i.e., “rolls”) individual futures contracts throughout the year so as to maintain a fully invested position. As the contracts near their expiration dates, the Fund rolls them over into new contracts. This frequent trading of contracts may increase the amount of commissions or mark-ups to broker-dealers that the Fund pays when it buys and sells contracts, which may detract from the Fund’s performance. High portfolio turnover may result in the Fund paying higher levels of transaction costs and may generate greater tax liabilities for shareholders. Frequent trading risk may cause the Fund’s performance to be less than expected.

Rebalancing Risk. If for any reason the Fund is unable to rebalance all or a portion of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund may be over- or under-exposed to the returns of the Rangers Index. Additionally, because the market for Rangers Index Futures Contracts is nascent and may be thinly traded, the Fund’s own trading activity, including purchases, sales, and rolling of contracts, could materially influence the prices of Rangers Index Futures Contracts. If the Fund represents a significant portion of the open interest or trading volume, its activity could move prices against it, resulting in higher costs and reduced returns. If other market participants anticipate the Fund’s trading patterns, they may engage in front-running or other anticipatory trading strategies that further increase the Fund’s transaction costs. The trading activity associated with such transactions will contribute to the existing trading volume on the underlying futures contracts and may adversely affect the market price of such underlying futures contracts.

Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or systems failures. The Fund and the Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

Valuation Risk. The Fund or the Subsidiary may hold securities or other assets that may be valued on the basis of factors other than market quotations. This may occur because the asset or security does not trade on a centralized exchange, or in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” assets or securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, there is no assurance that the Fund or the Subsidiary could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund or the Subsidiary would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund or the Subsidiary at that time. The Fund’s ability to value investments may be impacted by technological issues or errors by pricing services or other third-party service providers.

New Fund Risk. As of the date of this prospectus, the Fund has no operating history and currently has fewer assets than larger funds. Like other new funds, large inflows and outflows may impact the Fund’s market exposure for limited periods of time. This impact may be positive or negative, depending on the direction of market movement during the period effected.

Risks Related to Trading of Shares

Trading Issues Risk. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. The Fund may have difficulty maintaining its listing on the Exchange in the event the Fund’s assets are small, the Fund does not have enough shareholders, or if the Fund is unable to proceed with creation and/or redemption orders.

Authorized Participant Concentration Risk. Only an “authorized participant” or “AP” (i.e., broker-dealers and large institutional investors that have entered into participation agreement with the Fund) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that act as APs on an agency basis (i.e. on behalf of other market participants). To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem, in either of these cases, Shares may trade at a discount to the Fund’s net asset value and possibly face delisting.

Market Maker Risk. If the Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of Shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s net asset value and the price at which the Shares are trading on the Exchange, which could result in a decrease in value of the Shares. In addition, decisions by market makers or APs to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Shares trading at a discount to net asset value and also in greater than normal intra-day bid-ask spreads for Shares.

Premium/Discount Risk. The market price of the Fund’s Shares will generally fluctuate in accordance with changes in the Fund’s net asset value as well as the relative supply of and demand for Shares on the Exchange. The Fund’s market price may deviate from the value of the Fund’s underlying portfolio holdings, particularly in time of market stress, with the result that investors may pay more or receive less than the underlying value of the Shares bought or sold. The Adviser cannot predict whether Shares will trade below, at, or above their net asset value because the Shares trade on the Exchange at market prices and not at net asset value. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related, but not identical, to the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. However, given that Shares can only be purchased and redeemed in Creation Units, and only to and from broker-dealers and large institutional investors that have entered into participation agreements (unlike shares of closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset value), the Adviser believes that large discounts or premiums to the net asset value of Shares should not be sustained. In addition, because the Fund provides exposure to the statistical performance of a single professional sports team, demand for Shares may be influenced by fan loyalty, emotional attachment, and team-related sentiment rather than by rational assessments of the Fund’s expected risk-adjusted returns. These demand patterns could increase intraday volatility in Fund Shares, widen bid-ask spreads, and result in investors purchasing or selling Shares at prices that do not reflect the Fund’s underlying NAV. During stressed market conditions, the market for the Fund’s Shares may become less liquid in response to deteriorating liquidity in the market for the Fund’s underlying portfolio holdings, which could in turn lead to differences between the market price of the Fund’s Shares and their net asset value. This can be reflected as a spread between the bid and ask prices for the Fund quoted during the day or a premium or discount in the closing price from the Fund’s NAV.

Active Market Risk. Although the Shares are listed for trading on the Exchange, there can be no assurance that an active trading market for the Shares will develop or be maintained. Shares trade on the Exchange at market prices that may be below, at or above the Fund’s net asset value. Securities, including the Shares, are subject to market fluctuations and liquidity constraints that may be caused by such factors as economic, political, or regulatory developments, changes in interest rates, and/or perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments.

Cash Transaction Risk. Most ETFs generally make in-kind redemptions to avoid being taxed at the fund level on gains on the distributed portfolio securities. However, unlike most ETFs, the Fund currently intends to effect some or all redemptions for cash, rather than in-kind, because of the nature of the Fund’s investments. The Fund may be required to sell portfolio securities to obtain the cash needed to distribute redemption proceeds, which involves transaction costs that the Fund may not have incurred had it effected redemptions entirely in kind. These costs may include brokerage costs and/or taxable gains or losses, which may be imposed on the Fund and decrease the Fund’s NAV to the extent such costs are not offset by a transaction fee payable to an AP. If the Fund recognizes gain on these sales, this generally will cause the Fund to recognize gain it might not otherwise have recognized if it were to distribute portfolio securities in-kind, or to recognize such gain sooner than would otherwise be required. This may decrease the tax efficiency of the Fund compared to ETFs that utilize an in-kind redemption process, and there may be a substantial difference in the after-tax rate of return between the Fund and other ETFs.

Risks Related to Regulation, External Factors, and Federal Income Tax Consequences

Tax Risk. The Fund intends to elect and to qualify each year to be treated as a RIC under Subchapter M of the Code. As a RIC, the Fund will not be subject to U.S. federal income tax on the portion of its net investment income and net capital gain that it distributes to shareholders, provided that it satisfies certain requirements of the Code. If the Fund does not qualify as a RIC for any taxable year and certain relief provisions are not available, the Fund’s taxable income will be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed. Additionally, buying securities shortly before the record date for a taxable dividend or capital gain distribution is commonly known as “buying the dividend.” In the event a shareholder purchases Shares shortly before such a distribution, the entire distribution may be taxable to the shareholder even though a portion of the distribution effectively represents a return of the purchase price. To comply with the asset diversification test applicable to a RIC, the Fund will limit its investments in the Subsidiary to 25% of the Fund’s total assets at the end of each tax quarter. The investment strategy of the Fund will cause the Fund to hold substantially more than 25% of the Fund’s total assets in investments in the Subsidiary the majority of the time. The Fund intends to manage the exposure to the Subsidiary so that the Fund’s investments in the Subsidiary do not exceed 25% of the total assets at the end of any tax quarter. If the Fund’s investments in the Subsidiary were to exceed 25% of the Fund’s total assets at the end of a tax quarter, the Fund, generally, has a grace period to cure such lack of compliance. If the Fund fails to timely cure, it may no longer be eligible to be treated as a RIC.

Because Rangers Index Futures Contracts produce non-qualifying income for purposes of qualifying as a RIC, the Fund makes its investments in Rangers Index Futures Contracts through the Subsidiary. The Fund intends to treat any income it may derive from the futures contracts received by the Subsidiary as “qualifying income” under the provisions of the Code applicable to RICs. The IRS has issued PLRs provided to third parties not associated with the Fund or its affiliates (which only those parties may rely on as precedent) concluding that similar arrangements resulted in qualifying income. Many of such PLRs have now been revoked by the IRS. In March of 2019, the Internal Revenue Service published Regulations that concluded that income from a corporation similar to the Subsidiary would be qualifying income, if the income is related to the Fund’s business of investing in stocks or securities. Although the Regulations do not require distributions from the Subsidiary, the Fund intends to cause the Subsidiary to make distributions that would allow the Fund to make timely distributions to its shareholders. The Fund generally will be required to include in its own taxable income the income of the Subsidiary for a tax year, regardless of whether the Fund receives a distribution of the Subsidiary’s income in that tax year, and this income would nevertheless be subject to the distribution requirement for qualification as a RIC and would be taken into account for purposes of the 4% excise tax.

If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions.

Subsidiary Regulatory Investment Risk. Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary are organized, respectively, could result in the inability of the Fund to operate as intended and could negatively affect the Fund and its shareholders. The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. However, as the Subsidiary is wholly-owned by the Fund, and the investors of the Fund will have the investor protections of the 1940 Act, the Fund as a whole—including the Subsidiary—will provide investors with 1940 Act protections.

Commodity Regulatory Risk. The Fund’s use of commodity futures subject to regulation by the CFTC has caused the Fund to be classified as a “commodity pool” and this designation requires that the Fund comply with CFTC rules, which may impose additional regulatory requirements and compliance obligations. The Fund’s investment decisions may need to be modified, and commodity contract positions held by the Fund may have to be liquidated at disadvantageous times or prices, to avoid exceeding any applicable position limits established by the CFTC, potentially subjecting the Fund to substantial losses. The regulation of commodity transactions in the United States is subject to ongoing modification by government, self-regulatory and judicial action. The effect of any future regulatory change with respect to any aspect of the Fund is impossible to predict, but could be substantial and adverse to the Fund.

Regulatory Risk. The regulatory framework governing sports-linked financial instruments is evolving and subject to significant uncertainty. Rangers Index Futures Contracts are a novel instrument class for which there is limited regulatory precedent. The CFTC has broad discretionary authority to determine whether particular contracts are consistent with the public interest, including authority to disapprove or direct an exchange to delist contracts that the CFTC determines involve gaming, are unlawful, or otherwise run contrary to the purposes of the CEA. The CFTC has recently proposed amendments to its rules concerning event contracts, commonly referred to as prediction markets, to specify which contracts may be determined contrary to the public interest and therefore may not be listed for trading or accepted for clearing on or through a CFTC-regulated entity. The CFTC or the listing exchange could, at any time and without advance notice, impose new conditions, margin or position-limit requirements, reporting obligations, trading halts, settlement adjustments, or delisting actions. Any such changes could, among other things; (i) impair the Fund’s ability to establish, maintain, or close positions; (ii) require the Fund to liquidate positions at disadvantageous prices; (iii) alter the economic characteristics on which the Fund relies; or (iv) render the Fund’s principal investment strategy impractical. In addition, future legislative, judicial, or administrative developments could retroactively affect the permissibility, settlement mechanics, or availability of Rangers Index Futures Contracts. These developments may occur abruptly and may not provide mechanisms for investor recourse or for the orderly unwind of positions. There can be no assurance that the regulatory environment for sports-linked financial instruments will remain stable or favorable.

Cyber Security Risk. The Fund is susceptible to operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding, but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the Fund’s third-party service providers, such as its administrator, transfer agent, or custodian, as applicable, or issuers in which the Fund invests, can also subject the Fund to many of the same risks associated with direct cyber security breaches. While the Fund has established business continuity plans and risk management systems designed to reduce the risks associated with cyber security, there are inherent limitations in such plans and systems. Additionally, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third-party service providers.

Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, Rangers, tsunamis and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics (for example, the novel coronavirus COVID-19), have been and can be highly disruptive to economies and markets and have recently led, and may continue to lead, to increased market volatility and significant market losses. Such natural disaster and health crises could exacerbate political, social, and economic risks, and result in significant breakdowns, delays, shutdowns, social isolation, and other disruptions to important global, local and regional supply chains affected, with potential corresponding results on the operating performance of the Fund and its investments. A climate of uncertainty and panic, including the contagion of infectious viruses or diseases, may adversely affect global, regional, and local economies and reduce the availability of potential investment opportunities, and increases the difficulty of performing due diligence and modeling market conditions, potentially reducing the accuracy of financial projections. Under these circumstances, the Fund may have difficulty achieving its investment objectives which may adversely impact Fund performance. Further, such events can be highly disruptive to economies and markets, significantly disrupt the operations of individual companies (including, but not limited to, the Fund’s investment advisor, third party service providers, and counterparties), sectors, industries, markets, securities and commodity exchanges, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. These factors can cause substantial market volatility, exchange trading suspensions and closures, changes in the availability of and the margin requirements for certain instruments, and can impact the ability of the Fund to complete redemptions and otherwise affect Fund performance and Fund trading in the secondary market. A widespread crisis would also affect the global economy in ways that cannot necessarily be foreseen. How long such events will last and whether they will continue or recur cannot be predicted. Impacts from these could have a significant impact on the Fund’s performance, resulting in losses to your investment.

Performance

As of the date of this prospectus, the Fund has not yet commenced operations and therefore does not have a performance history. Once available, the Fund’s performance information will be accessible on the Fund’s website at www.volatilityshares.com and will provide some indication of the risks of investing in the Fund.

Management

Investment Adviser

Volatility Shares LLC

Portfolio Managers

The following persons serve as portfolio managers of the Fund.

•	Charles Lowery — Chief Investment Officer, Volatility Shares
•	Anand Desai — Head of Portfolio Management, Volatility Shares
•	Dustin Shidaker — Portfolio Manager, Volatility Shares

Each of the portfolio managers is primarily and jointly responsible for the day-to-day management of the Fund. Each of the Fund’s portfolio managers have served in such capacity since the Fund’s inception.

Purchase and Sale of Shares

The Fund issues and redeems Shares on a continuous basis, at NAV, only in large blocks of shares called “Creation Units.” Individual Shares may only be purchased and sold on the secondary market through a broker-dealer at a market price. Since Shares trade on securities exchanges in the secondary market at their market price rather than their NAV, the Shares may trade at a price greater than (premium) or less than (discount) the Fund’s NAV. An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). Recent information, including the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is available online at www.volatilityshares.com.

Tax Information

The Fund’s distributions will generally be taxable as ordinary income, returns of capital or capital gains. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser and Foreside Fund Services, LLC, the Fund’s distributor (the “Distributor”), may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Ottawa Senators ETF

Investment Objective

The Ottawa Senators ETF (the “Fund” or “[__]”) seeks to provide investment results, before fees and expenses, that correspond to the performance of futures contracts on the CME FSPI NHL Ottawa Senators Index.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell Shares. Investors may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example set forth below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	[___]	%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses(1)	0.00%
Total Annual Fund Operating Expenses	[___]	%
(1)	“Other Expenses” are estimates based on the expenses the Fund expects to incur for the current fiscal year.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels. This example does not include the brokerage commissions that investors may pay to buy and sell Shares.

Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years
$[__]	$[___]

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. Because the Fund is new, portfolio turnover information is unavailable at this time.

Principal Investment Strategies

The Fund is an exchange-traded fund (“ETF”) that seeks to achieve its investment objective primarily through investments in futures contracts on the CME FSPI NHL Ottawa Senators Index, which is a non-investable index (the “Senators Index”). The Senators Index is designed to systemically measure the cumulative team performance of the Ottawa Senators only during games played over the regular and post-season. The Senators Index is a transparent, rules-based system using official league statistics, where positive actions add points and negative actions subtract points. The Senators Index is based on fifty-five statistical measures of performance and results of team games (wins, losses and ties) that results in continuous, live statistical values that underpin the value of the Senators Index which is calculated into a trackable and tradable number. The Senators Index is based solely on these statistical factors, and the performance of other professional hockey teams in the National Hockey League® (the “NHL”), or events outside of on-ice performance by the Ottawa Senators, will not impact the value of the Senators Index.

The Senators Index has an initial standardized base value of 7,500 before the season and moves up or down based on officially reported statistics from each game, including real-time movement during regular season and postseason play. At the conclusion of the postseason, the Senators Index value resets to 7,500.

The Senators Index is maintained and calculated by FutureSports (the “Index Provider”). The Senators Index methodology is designed to align with the International Organization of Securities Commissions (“IOSCO”) Principles for Financial Benchmarks and supported by published governance, oversight and methodology change procedures. The NHL serves as the official data source for the Senators Index but does not participate in index determination or governance.

The Fund obtains exposure to the Senators Index by investments in futures contracts that reference the Senators Index and that trade on an exchange registered with the Commodity Futures Trading Commission (“Senators Index Futures Contracts”), and cash, cash-like instruments or high quality securities that serve as collateral to the Fund’s investments in Senators Index Futures Contracts (“Collateral Investments”).

Under normal circumstances, the Fund will invest at least 80% of the value of its net assets (plus borrowings for investment purposes) in Senators Index-Linked Instruments. For purposes of this policy, “Senators Index-Linked Instruments” means (i) Senators Index Futures Contracts; (ii) shares of other investment companies registered under the Investment Company Act of 1940 (the “1940 Act”) that invest in similar assets to those in which the Fund may invest (“Other Investment Companies”); (iii) exchange traded options on the Senators Index or shares of Other Investment Companies; and (iv) swap agreement transactions that reference Senators Index Futures Contracts, Other Investment Companies, or the Senators Index. Certain Senators Index-Linked Instruments, such as Other Investment Companies or options thereon, are currently unavailable for investment, though are expected to become available in the future.

The Fund expects to gain investment exposure to the Senators Index by investing a portion of its assets in a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”).

The Fund does not invest directly in prediction markets, event contracts or other instruments that provide exposure to individual sporting event or season-long outcomes or to investments that provide exposure to the financial performance of individual sports teams or leagues. Instead, the Fund seeks to benefit from increases in the price of Senators Index Futures Contracts.

The investment adviser to the Fund and the Subsidiary is Volatility Shares LLC (the “Adviser” or “Volatility Shares”). The Adviser oversees the Fund and implements the day-to-day portfolio management responsibilities for the Fund. In serving as investment adviser to the Fund, the Adviser does not conduct conventional investment research or analysis or forecast market movement or trends.

The Fund is classified as a “non-diversified company” under the 1940 Act. The Fund will not concentrate its investments in securities of issuers in any industry or group of industries, as the term “concentrate” is used in the 1940 Act, except that the Fund may invest more than 25% of its total assets in Senators Index-Linked Instruments.

The Ottawa Senators

The Ottawa Senators are a professional ice hockey team based in Ottawa, Ontario, competing in the Atlantic Division of the NHL’s Eastern Conference. During the 2025–2026 season, the Senators finished fifth in the Atlantic Division, ranking 9th in standings points, 9th in goals for, 11th in goals against, and 8th in goal differential. The Senators were founded in 1992 by real estate developer Bruce Firestone. The Senators are currently owned by Michael Andlauer, serving as Owner and Governor since 2023. The team has never won a Stanley Cup championship in the modern era. Neither the Fund, the Trust, nor the Adviser is affiliated with the Ottawa Senators.

Senators Index Futures Contracts

The Fund intends to typically enter into cash-settled Senators Index Futures Contracts as the “buyer,” except as detailed below.

In simplest terms, in a cash-settled futures market the counterparty pays cash to the buyer if the price of a futures contract goes up, and buyer pays cash to the counterparty if the price of the futures contract goes down. In order to maintain its exposure to the Senators Index, the Fund intends to exit its futures contracts as they near expiration and replace them with new futures contracts with a later expiration date. Futures contracts with a longer term to expiration may be priced higher than futures contracts with a shorter term to expiration, a relationship called “contango”. When rolling futures contracts that are in contango the Fund will close its long position by selling the shorter-term contract at a relatively lower price and buying a longer-dated contract at a relatively higher price. The presence of contango will adversely affect the performance of the Fund. Conversely, futures contracts with a longer term to expiration may be priced lower than futures contracts with a shorter term to expiration, a relationship called “backwardation”. When rolling long futures contracts that are in backwardation, the Fund will close its long position by selling the shorter-term contract at a relatively higher price and buying a longer-dated contract at a relatively lower price. The presence of backwardation may positively affect the performance of the Fund. Further, the returns of the Senators Index Futures Contracts may differ from that of the Senators Index due to the divergence in prices or the costs associated with investing in futures contracts, which may negatively impact the Fund’s returns.

The Fund invests in Senators Index Futures Contracts indirectly via the Subsidiary. The Subsidiary and the Fund will have the same investment adviser and investment objective. The Subsidiary will also follow the same general investment policies and restrictions as the Fund. Except as noted herein, for purposes of this Prospectus, references to the Fund’s investment strategies and risks include those of the Subsidiary. The Fund complies with the provisions of the 1940 Act governing investment policies and capital structure and leverage on an aggregate basis with the Subsidiary. Furthermore, the Adviser, as the investment adviser to the Subsidiary, complies with the provisions of the 1940 Act relating to investment advisory contracts as it relates to its advisory agreement with the Subsidiary. The Subsidiary also complies with the provisions of the 1940 Act relating to affiliated transactions and custody. Because the Fund intends to qualify for treatment as a regulated investment company (a “RIC”) under the Internal Revenue Code of 1986 (the “Code”), the size of the Fund’s investment in the Subsidiary will not exceed 25% of the Fund’s total assets at or around each quarter end of the Fund’s fiscal year. In order to qualify as a RIC, the Fund will have to reduce its exposure to its Subsidiary on or around the end of each of the Fund’s fiscal quarter ends. The Fund expects to reduce its exposure to its Subsidiary during these periods by investing in certain other investments as described below. During these periods, the Fund may not achieve its investment objective. At other times of the year, the Fund’s investments in the Subsidiary will significantly exceed 25% of the Fund’s total assets. The Subsidiary’s custodian is U.S. Bank, N.A.

If circumstances occur where market prices for Senators Index Futures Contracts were not readily available, the Fund would fair value its Senators Index Futures Contracts in accordance with its pricing and valuation policy and procedures for fair value determinations. Pursuant to those policies and procedures, the Adviser would consider various factors, such as pricing history; market levels prior to price limits or halts; and supply, demand, and open interest in Senators Index Futures Contracts, among other factors. The Adviser would document its proposed pricing and methodology, detailing the factors that entered into the valuation.

Collateral Investments

The Fund will also invest its assets in Collateral Investments. The Collateral Investments may consist of high-quality securities, which include: (1) U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury; (2) investment companies registered under the 1940 Act that invest in high-quality securities; and/or (3) corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by businesses that are rated investment grade or determined by the Adviser to be of comparable quality. For these purposes, “investment grade” is defined as investments with a rating at the time of purchase in one of the four highest categories of at least one nationally recognized statistical rating organization (e.g., BBB- or higher from S&P Global Ratings or Baa3 or higher from Moody’s Investors Service, Inc.).

The Collateral Investments are designed to provide liquidity, serve as margin, or otherwise collateralize the Subsidiary’s investments in Senators Index-Linked Instruments. The Fund expects that it will primarily invest its assets, and that the Subsidiary will primarily invest its assets, in Collateral Investments that are “securities,” as such term is defined under the 1940 Act.

Other Investments

In order to help the Fund maintain exposure to the Senators Index, maintain its tax status as a RIC on days in and around quarter-end, help the Fund maintain its desired exposure to Senators Index Futures Contracts when it is approaching or has exceeded position limits or accountability levels, or because of liquidity or other constraints, the Fund may invest in the following:

Reverse Repurchase Agreements

The Fund may invest in reverse repurchase agreements which are a form of borrowing in which the Fund sells portfolio securities to financial institutions and agrees to repurchase them at a mutually agreed-upon date and price that is higher than the original sale price, and use the proceeds for investment purchases.

As a result of the Fund repurchasing the securities at a higher price, the Fund will lose money by engaging in reverse repurchase agreement transactions.

As noted above, because the Fund intends to qualify for treatment as a RIC under the Code, the size of the Fund’s investment in the Subsidiary will not exceed 25% of the Fund’s total assets at or around each quarter end of the Fund’s fiscal year (the “Asset Diversification Test”). At other times of the year, the Fund’s investments in the Subsidiary will significantly exceed 25% of the Fund’s total (or gross) assets.

When the Fund seeks to reduce its total assets exposure to the Subsidiary, it may use the short-term Treasury Bills it owns (and purchase additional Treasury Bills as needed) to transact in reverse repurchase agreement transactions, which are ostensibly loans to the Fund. Those loans will increase the gross assets of the Fund, which the Adviser expects will allow the Fund to meet the Asset Diversification Test. When the Fund enters into a reverse repurchase agreement, it will either (i) be consistent with Section 18 of the 1940 Act and maintain asset coverage of at least 300% of the value of the reverse repurchase agreement; or (ii) treat the reverse repurchase agreement transactions as derivative transactions for purposes of Rule 18f-4 under the 1940 Act (“Rule 18f-4”), including as applicable, the value-at-risk based limit on leverage risk.

Other Investment Companies

The Fund may invest in shares of Other Investment Companies, that is, shares of investment companies registered under the 1940 Act that invest in similar assets to those in which the Fund may invest.

Exchange-traded option contracts on shares of Other Investment Companies.

The Fund may invest in exchange-listed option contracts on shares of Other Investment Companies, which invest in similar assets to those in which the Fund may invest. An option is a contract that gives the purchaser of the option, in return for the premium paid, the right to buy shares of an investment company, from the writer of the option (in the case of a call option), or to sell shares of the investment company to the writer of the option (in the case of a put option) at a designated price during the term of the option. The premium paid by the buyer of an option will reflect, among other things, the relationship of the exercise price to the market price and the volatility of the shares of the investment company, the remaining term of the option, supply, demand, interest rates and/or currency exchange rates. The Fund may utilize “American” style options or “European” style options. American style options are exercisable on any date prior to the expiration date of the option contract. In contrast, European style options are exercisable only on the expiration date of the option contract.

Swaps that reference Senators Index Futures Contracts, Other Investment Companies, or the Senators Index.

Swap contracts are transactions entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a swap transaction, the Fund and a counterparty will agree to exchange or “swap” payments based on the change in value of an underlying asset or benchmark. For example, the two parties may agree to exchange the return (or differentials in rates of returns) earned or realized on a particular investment or instrument. In the case of the Fund, the reference asset can be Senators Index Futures Contracts, Other Investment Companies or the Senators Index.

Principal Risks

As with all investments, there are certain risks of investing in the Fund. Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective. An investment in the Fund does not represent a complete investment program. An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, the Adviser or any of their affiliates. You should consider carefully the following risks before investing in the Fund.

Each risk noted below is considered a principal risk of investing in the Fund, regardless of the order in which it appears. The significance of each risk factor below may change over time and you should review each risk factor carefully.

Risks Specific to the Fund’s Investments

Investment Strategy Risk. The Fund, through the Subsidiary, invests primarily in Senators Index Futures Contracts. The Fund does not invest directly in prediction markets, event contracts or other instruments that provide exposure to individual sporting event or season-long outcomes or to investments that provide exposure to the financial performance of individual sports teams or leagues. Instead, the Fund seeks to benefit from increases in the price of Senators Index Futures Contracts. The price of Senators Index Futures Contracts may not be an accurate measure of the Senators Index. Consequently, the Fund may perform differently from the performance of the Senators Index. There can be no guarantee that the performance of Senators Index Futures Contracts will be highly correlated to the performance of the Senators Index. Transaction costs (including the costs associated with futures investing), position limits, the availability of counterparties and other factors may impact the cost and pricing of Senators Index Futures Contracts and decrease the correlation between the performance of Senators Index Futures Contracts and the Senators Index, over short- or long-term periods. In addition, the performance of back-month Senators Index Futures Contracts is likely to differ more significantly from the performance of the Senators Index. To the extent the Fund is invested in back-month Senators Index Futures Contracts, the performance of the Fund should be expected to deviate more significantly from the performance of the Senators Index. Moreover, because the Senators Index is uninvestable, the Fund can only gain exposure through futures contracts and other derivatives, and differences between the prices of those instruments and the levels of the Senators Index may result in the Fund experiencing larger losses or smaller gains than would be implied by changes in the Senators Index alone.

Sports Performance Risk. The Fund’s investment strategy is inherently speculative. The value of Senators Index Futures Contracts is derived from the statistical performance of a single professional sports team as measured by the Senators Index. Successfully investing in Senators Index Futures Contracts requires that the team tracked by the index performs well statistically over the course of a season, an outcome that is inherently uncertain and subject to numerous unpredictable variables, including player health, competitive dynamics, coaching decisions, and random variation in athletic performance. The Senators Index may decline in value, and there can be no assurance that the team tracked by the index will perform at or above the levels implied by the prices of Senators Index Futures Contracts at the time the Fund obtains exposure.

On-Ice Performance and Competitive Results Risk. The Fund’s investment performance is linked to the on-ice statistical performance of a single NHL team during the regular season and, if applicable, the playoffs. The prices of Senators Index Futures Contracts are expected to rise when the team performs well statistically and to fall when the team performs poorly. Competitive results in professional hockey are inherently unpredictable and can be influenced by factors entirely outside the team’s control, including the performance of opposing teams, referee calls, random puck bounces, weather affecting travel, and in-game injuries. A team may enter a season with high expectations based on roster strength, coaching hires, or offseason acquisitions, only to underperform due to chemistry issues, unexpected injuries to key players, player slumps, or tactical mismatches against divisional opponents. The NHL season extends over several months and includes 82 regular season games per team, during which even a strong team may experience prolonged losing streaks that cause material declines in the Senators Index. If the team fails to make the playoffs, the Fund will not benefit from any potential uplift in index value that could accompany postseason success. Conversely, early playoff elimination could cause sharp declines in futures prices if the market had priced in deeper postseason performance. Because the Fund is concentrated in a single NHL team, there is no opportunity to offset poor on-ice performance by gaining exposure to a stronger team or a different sport.

Senators Index Investing Risk. The Fund is indirectly exposed to the risks of the Senators Index through its investments in Senators Index Futures Contracts and other Senators Index-Linked Instruments. The Fund does not invest in the Senators Index, which is an uninvestable index. The performance of the Senators Index will be very different from a portfolio of Senators Index Futures Contracts.

The Senators Index moves up or down based on officially reported statistics from every game, match, or event throughout the regular season and postseason. Positive statistical actions (e.g., goals scored, points earned) add value to the index, while negative actions (e.g., opponent scoring, penalties or setbacks) subtract value. Poor statistical performance by the Ottawa Senators could have a significant negative impact on the level of the Senators Index and therefore the value of the Fund. In addition, unlike instruments that are based on tradable reference assets, the Senators Index Futures Contracts and Senators Index-Linked Instruments are tied to an index that is not directly investable and, thus, have settlement prices based on the calculation of that index, not the price of a tradable asset.

Concentrated Single-Team Exposure Risk. The Fund’s investment strategy results in concentrated exposure to a single professional sports team’s statistical performance (i.e., the Ottawa Senators) as measured by an index. Unlike diversified funds that spread risk across multiple asset classes, sectors, or issuers, the Fund’s performance is primarily driven by the statistical output of one team over the course of a season. As a result, the Fund is more susceptible to risks affecting that team, including player injuries, suspensions, trades, retirements, coaching changes, front-office turnover, league sanctions, labor disputes, lockouts, or other events that directly or indirectly influence the team’s on-ice statistical performance. This degree of concentration will likely increase volatility in the Fund’s NAV, heighten the likelihood of significant losses over short periods, and cause the Fund’s returns to diverge substantially from those of more diversified investments. Additionally, because the Fund is concentrated in a single team, it is inherently concentrated in a single professional sports league. This subjects the Fund to league-specific risks, including league-wide labor disputes, broad scandal, changes to the structure or rules of the league, or events that cause the cancellation or suspension of games. The Fund has no ability to rotate exposure into a different team, sport, or league in response to adverse developments affecting the team to which it has exposure.

Insider Trading and Information Asymmetry Risk. Unlike securities markets, which are governed by well-established insider trading prohibitions under the Securities Exchange Act of 1934, the legal framework governing trading on the basis of material, non-public information in the context of commodity futures is less developed. While the CFTC has broad anti-manipulation and anti-fraud authority under the Commodity Exchange Act (“CEA”), specific rules and judicial precedent addressing what constitutes improper trading on non-public information in the context of sports-linked futures remain nascent. Certain individuals may possess material, non-public information that could affect the statistical performance of the Senators Index and, consequently, the prices of Senators Index Futures Contracts. Such individuals may include, without limitation, team coaches, players, trainers, team medical staff, front office personnel, referees, officials, league personnel, or sports data providers. For example, undisclosed injuries to key players or undisclosed lineup changes could materially affect the level of the Senators Index. Such persons could trade Senators Index Futures Contracts or Fund Shares to profit from their informational advantage prior to public disclosure. There is no guarantee that exchanges, the CME, or the CFTC will successfully detect and prevent such trading, and the Fund has no means of preventing such individuals from purchasing or selling Fund Shares. The participation of informed insiders in the market for Senators Index Futures Contracts can create adverse selection for other market participants and distort market prices. Because the Fund is concentrated in a single team, the impact of insider trading on the Fund may be more pronounced than in markets with broader diversification.

League Credibility and Sports Integrity Risk. The Senators Index is calculated based on official league statistics derived from the games of a single professional sports team, and the integrity of those games is fundamental to the reliability of the index. Efforts to interfere with the team’s games, including match-fixing, point-shaving, or referee manipulation, could materially affect the statistical data upon which the Senators Index is based, create significant uncertainty regarding index levels, and cause pronounced price volatility in Senators Index Futures Contracts. Confirmed or suspected game interference may also prompt legislative or regulatory responses, including restrictions on sports-linked financial products or emergency rulemaking by the CFTC, that could restrict the listing or trading of Senators Index Futures Contracts. Even widely publicized allegations of interference, absent actual misconduct, could undermine market confidence in the Senators Index and the futures contracts that reference it.

Gaming and State Regulatory Litigation Risk. Exchanges that list sports-linked financial instruments, including Senators Index Futures Contracts, may be subject to legal challenges brought by state attorneys general, state gaming commissions, and other state-level actors asserting that such instruments constitute regulated gambling or gaming activity under state law, notwithstanding that such contracts are listed on a CFTC-regulated exchange. Such proceedings may assert that the listing of sports-linked contracts violates state gaming statutes, requires state gaming or sports wagering licenses, or constitutes an illegal gambling enterprise. These exchanges, and the CFTC in certain court filings, have asserted that the CEA and the CFTC’s exclusive jurisdiction over CFTC-regulated exchanges preempts state gaming regulations. There is no assurance that federal courts will rule in favor of federal preemption, and resolution may require years of litigation and potentially appellate review. An adverse ruling could result in the suspension or cessation of trading in Senators Index Futures Contracts, material operational restrictions, significant financial penalties, or the effective loss of the ability to list sports-linked futures. Any of these outcomes could materially and adversely affect the Fund’s ability to achieve its investment objective and could result in significant losses.

Platform and Distribution Restriction Risk. Broker-dealers, registered investment adviser platforms, wirehouses, and other financial intermediaries may refuse to list, recommend, or permit purchases of Fund Shares through their platforms due to the Fund’s association with sports performance outcomes and the perception that such products are akin to sports wagering, regardless of the Fund’s legal status as a registered investment company under the 1940 Act. Certain intermediaries may permit only unsolicited purchases, prohibit financial advisers from recommending the Fund, or exclude the Fund from model portfolios entirely. These restrictions could limit the Fund’s accessible investor base, constrain assets under management, reduce secondary market liquidity, widen bid-ask spreads, and increase the likelihood that Fund Shares will trade at significant premiums or discounts to net asset value. Even if an intermediary initially permits distribution, it may subsequently restrict access in response to adverse regulatory developments, reputational concerns, or changes in compliance policies. If a significant number of intermediaries refuse to distribute Fund Shares, the Fund may be unable to achieve sufficient scale, which could increase the Fund’s expense ratio, reduce trading volume, and impair the Fund’s ability to operate effectively.

Novel Market Risk. Senators Index Futures Contracts are a novel asset class with limited trading history. The market may not develop the depth, liquidity, or trading efficiency associated with more established futures markets, and its pricing may be influenced by factors unrelated to fundamental assessments of team performance, including speculative activity, behavioral biases, regulatory headlines, or concentrated participation by a limited number of traders. There is limited historical data on which to base expectations regarding future price behavior, volatility patterns, or the costs associated with maintaining exposure, and traditional risk metrics may not accurately capture the risks of investing in this market. There can be no assurance that the market for Senators Index Futures Contracts will achieve or sustain the level of participation, liquidity, and price discovery necessary for the Fund to effectively pursue its investment objective.

Limited Price Discovery and Market Depth Risk. Because Senators Index Futures Contracts are a newly created instrument class, the market may lack the depth, breadth, and participation necessary for reliable price discovery. Traditional commodity futures markets benefit from decades of participation by commercial hedgers, speculators, and arbitrageurs whose activities contribute to efficient pricing. The market for Senators Index Futures Contracts is expected to have few, if any, natural commercial hedgers, and may be dominated by retail speculators, algorithmic traders, or a small number of institutional participants. This concentrated participation could result in prices that do not accurately reflect fair value, wider bid-ask spreads, and elevated intraday price volatility. In thin markets, even modest order flow from the Fund could move prices against the Fund, increasing transaction costs and reducing returns. There can be no assurance that the market for Senators Index Futures Contracts will develop sufficient liquidity over time, and the Fund may be unable to establish or exit positions at prices the Fund considers favorable.

Seasonality and Offseason Risk. The Senators Index resets to a standardized base value prior to the start of each sports season and has a defined life cycle that ends following the postseason. Because the Fund tracks a single team in a single sport, the Fund is tied to that sport’s competitive calendar and has no ability to diversify across sports or rotate into a sport that is in-season when the team’s sport is not. During the playing season, the Senators Index moves in real-time based on officially reported game statistics, and the prices of Senators Index Futures Contracts are expected to reflect both the current index level and market expectations regarding future team performance. During the offseason, however, the Senators Index will not move because no games are being played, and the Fund’s exposure to Senators Index Futures Contracts will behave differently than during the playing season. The Fund anticipates maintaining exposure to Senators Index Futures Contracts during the offseason. Although the underlying index will be static during this period, the prices of Senators Index Futures Contracts may still fluctuate based on market expectations regarding the team’s prospects for the upcoming season, including coaching changes, player trades, draft picks, free agent signings, injury recovery timelines, training camp developments, and other factors that affect the market’s assessment of the team’s likely statistical performance. However, because the index itself is not moving during the offseason, the magnitude of futures price movements may be reduced relative to the playing season, and the relationship between futures prices and the underlying index level may be less predictable. There can be no assurance that the Fund’s offseason futures holdings will appreciate in value, and the Fund may experience losses during the offseason if market sentiment regarding the team’s upcoming season deteriorates. In addition, there can be no assurance that Senators Index Futures Contracts will be available in sufficient volume or at favorable pricing during the offseason or at the start of a new season.

League Discontinuation, Lockout, or Strike Risk. The Fund’s ability to invest in Senators Index Futures Contracts depends on the continued operation of the NHL and the playing of scheduled games. Labor disputes between the NHL and its players’ union could result in a lockout or strike that suspends or cancels all or a significant portion of a season. The NHL has previously experienced work stoppages, including a full-season cancellation in 2004-2005. During any such period, no games would be played, the Senators Index would not generate data, and trading in Senators Index Futures Contracts could be suspended or severely impaired. The Fund would be unable to pursue its investment strategy during such a period, may be forced to liquidate positions at disadvantageous prices, and could experience substantial losses. Even after a labor dispute is resolved, the shortened or restructured season could materially change the statistical patterns underlying the index methodology. In addition, force majeure events such as a pandemic, natural disaster, or other circumstances beyond the control of the league could cause widespread game cancellations or delays. There can be no assurance that the league will not experience a work stoppage or other extended interruption during the Fund’s investment period, or that the Fund will be able to recover any losses incurred as a result of such events.

Index Provider and Data Dependency Risk. The Senators Index is maintained and calculated by a single Index Provider, FutureSports. If the Index Provider were to experience operational failures, cease operations, lose its data feed from the applicable sports league, experience a cybersecurity breach, or otherwise become unable to calculate the Senators Index, Senators Index Futures Contracts may have no reliable reference value, which could materially and adversely affect the value of the Fund. In addition, the Senators Index is calculated solely on the basis of officially reported statistics from a single sports league. The league serves as the data source but does not participate in index determination or governance. If the league were to report incorrect statistics, issue post-game corrections, change how it reports or categorizes statistics, delay reporting, or discontinue the provision of data to the Index Provider, the settlement prices of Senators Index Futures Contracts could be based on erroneous or incomplete data. Furthermore, the Index Provider controls the methodology by which official statistics are translated into index points. If the Index Provider amends or discontinues its methodology, the behavior of the Senators Index could change materially and the futures market may not immediately price in such changes. The Senators Index is calculated in real-time while games are being played, which introduces latency, data-feed, and computational risks that differ from those associated with traditional financial indexes.

Trading Hours and Sporting Event Timing Risk. NHL games may occur during evening hours, on weekends, and on holidays when the Exchange is closed and when the market for Senators Index Futures Contracts may have limited or no trading activity. Because the Senators Index moves in real-time while games are being played, material index movements may occur during periods when investors are unable to buy or sell Shares or when Senators Index Futures Contracts are not actively trading. As a result, the opening price of Shares and the prices of Senators Index Futures Contracts on the next trading session may differ significantly from the prior session’s closing prices, potentially resulting in large gaps at the open. Shareholders may not be able to sell their Shares until after such a gap has been fully realized, resulting in an inability to mitigate losses in a declining market.

Futures Contracts Risk. Risks of futures contracts include: (i) an imperfect correlation between the value of the futures contract and the underlying asset; (ii) possible lack of a liquid secondary market; (iii) the inability to close a futures contract when desired; (iv) losses caused by unanticipated market movements, which may be unlimited; (v) an obligation for the Fund to make daily cash payments to maintain its required margin, particularly at times when the Fund may have insufficient cash; and (vi) unfavorable execution prices from rapid selling. Unlike equities, which typically entitle the holder to a continuing stake in a corporation, futures contracts normally specify a certain date for settlement in cash based on the reference asset. As the futures contracts approach expiration, they may be replaced by similar contracts that have a later expiration. This process is referred to as “rolling.” If the market for these contracts is in “contango,” meaning that the prices of futures contracts in the nearer months are lower than the price of contracts in the distant months, the sale of the near-term month contract would be at a lower price than the longer-term contract, resulting in a cost to “roll” the futures contract. The actual realization of a potential roll cost will be dependent upon the difference in price of the near and distant contract. Because the margin requirement for futures contracts is less than the value of the assets underlying the futures contract, futures trading involves a degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 40% of the value of the futures contract is deposited as margin, a subsequent 20% decrease in the value of the futures contract would result in a loss of half of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A decrease in excess of 40% would result in a loss exceeding the original margin deposit, if the futures contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount initially invested in the futures contract. However, the Fund would presumably have sustained comparable losses if, instead of investing in the futures contract, it had invested in the underlying financial instrument and sold it after the decline. Further, if the market for Senators Index Futures Contracts is in a period of contango, if the performance of the Senators Index and the price of Senators Index Futures Contracts were to decline, the Fund would experience the negative impact of contango. The impact of backwardation or contango may lead to the returns of the Fund to vary significantly from the total return of other price references. Additionally, in the event of a prolonged period of contango, and absent the impact of rising or falling pricing in the Senators Index, this could have a significant negative impact on the Fund’s NAV and total return.

Position Limits and Price Limits

The CFTC and various exchanges on which Senators Index Futures Contracts trade have established position limits and price limits for Senators Index Futures Contracts. Position limit regulation and price limit regulation serve distinct purposes and are regulated differently.

Position limits are designed to prevent excessive speculation that could cause sudden or unreasonable fluctuations in the price of a commodity. They limit the maximum number of contracts a person or entity can hold in a particular commodity.

Price limits are mechanisms to maintain orderly markets by restricting the price range within which futures contracts can trade during a trading session. They prevent extreme price movements that could disrupt market stability. Price limits are typically set as a percentage of the previous day's settlement price. When price limits are hit, trading may be halted or expanded depending on the product and regulatory rules. Unlike position limits, price limits do not restrict the number of contracts a trader can hold but rather the price at which those contracts can be traded. When a price limit is hit, the market for Senators Index Futures Contracts may temporarily halt until price limits can be expanded or trading may be stopped for the day.

If the Fund is unable to buy or sell Senators Index Futures Contracts as a result of position limits being hit or price limits that result in a halted or closed market—or for other reasons including limited liquidity in the market for Senators Index Futures Contracts, a disruption to the market for Senators Index Futures Contracts, or as a result of margin requirements, accountability levels, or other limitations imposed by the Fund’s futures commission merchants (“FCMs”), the listing exchanges, or the CFTC—the Adviser would take such action as it believes appropriate and in the best interest of the Fund in consideration of the facts and circumstances at such time, including: (i) investing in Senators Index-Linked Instruments that are not Senators Index Futures Contracts; (ii) requiring that authorized participants purchase and redeem in large blocks of shares called “Creation Units” through an exchange for related position (EFRP) method rather than in cash; (iii) applying increased authorized participant variable transaction fees for purchases or redemptions of Creation Units made in cash; or (iv) de-levering the Fund, relative to its investment objective, by an amount reflecting prevailing price limits. In addition, the Fund generally may suspend the issuance of Creation Units only for a limited time and only due to extraordinary circumstances, such as when the markets on which the ETF’s portfolio holdings are traded are closed for a limited period of time; that is to say, when the Fund is unable to increase its exposure to underlying assets.

Cost of Futures Investment Risk. When a Senators Index Futures Contract is nearing expiration, the Fund will generally sell it and use the proceeds to buy a Senators Index Futures Contract with a later expiration date. This is commonly referred to as “rolling”.

If the Fund rolls Senators Index Futures Contracts that are in contango, the Fund would sell a lower priced, expiring contract and purchase a higher priced, longer-dated contract. The price difference between the expiring contract and longer-dated contract associated with rolling Senators Index Futures Contracts is typically substantially higher than the price difference associated with rolling other futures contracts. Contango in the market for Senators Index Futures Contracts may have a significant adverse impact on the performance of the Fund and may cause Senators Index Futures Contracts and the Fund to underperform the Senators Index. Both contango and backwardation would reduce the Fund’s correlation to the Senators Index and may limit or prevent the Fund from achieving its investment objective. The impact of both contango and backwardation may also be greater to the extent the Fund invests in back-month Senators Index Futures Contracts.

Investment Capacity Risk. If the Fund’s ability to obtain exposure to Senators Index Futures Contracts consistent with its investment objective is disrupted for any reason, including but not limited to, limited liquidity in the market for Senators Index Futures Contracts, a disruption to the market for Senators Index Futures Contracts, or as a result of margin requirements or position limits imposed by the Fund’s FCMs, the CME, or the CFTC, and the Fund could not otherwise meet its investment objective through the use of other investments discussed above, the Fund would not be able to achieve its investment objective and may experience significant losses.

Liquidity Risk. The market for the Senators Index Futures Contracts may be subject to periods of illiquidity. During such times it may be difficult or impossible to buy or sell a position at the desired price. Market disruptions or volatility can also make it difficult to find a counterparty willing to transact at a reasonable price and sufficient size. Illiquid markets may cause losses, which could be significant. Large positions also increase the risk of illiquidity, which may make the Fund’s positions more difficult to liquidate, and increase the losses incurred while trying to do so.

Derivatives Risk. In addition to Senators Index Futures Contracts, the Fund may obtain exposure through the following other derivatives: (1) exchange traded options on Other Investment Companies and/or (2) swap agreement transactions that reference Senators Index Futures Contracts, Other Investment Companies, or the Senators Index.

Investing in derivatives may be considered aggressive and may expose the Fund to risks different from, or possibly greater than, the risks associated with investing directly in the reference asset(s) underlying the derivative (e.g., the securities or commodities contained in the Fund). The use of derivatives may result in larger losses or smaller gains than directly investing in securities or commodities. The risks of using derivatives include: (1) the risk that there may be imperfect correlation between the price of the financial instruments and movements in the prices of the reference asset(s); (2) the risk that an instrument is mispriced; (3) credit or counterparty risk on the amount a Fund expects to receive from a counterparty; (4) the risk that securities prices, interest rates and currency markets will move adversely and a Fund will incur significant losses; (5) the risk that the cost of holding a financial instrument might exceed its total return; and (6) the possible absence of a liquid secondary market for a particular instrument and possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to adjust a Fund’s position in a particular instrument when desired. Each of these factors may prevent a Fund from achieving its investment objective and may increase the volatility (i.e., fluctuations) of the Fund’s returns. Because derivatives often require limited initial investment, the use of derivatives also may expose a Fund to losses in excess of those amounts initially invested.

The performance of any Senators Index-Linked Instrument may not track the performance of its underlying benchmark due to embedded costs and other factors. Thus, to the extent the Fund invests in swaps that use a Senators Index-Linked Instrument as the reference asset, the Fund may be subject to greater correlation risk and may not achieve as high a degree of correlation with its investment objective than if the Fund only used Senators Index Futures Contracts.

Swap Agreements Risk. The Fund may enter into cash-settled swaps and other derivatives to gain exposure to an underlying asset without actually purchasing such asset. Swaps are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on a particular pre-determined interest rate, commodity, security, indexes, or other assets or measurable indicators. The primary risks associated with the use of swaps are mispricing or improper valuation, imperfect correlation between movements in the notional amount and the price of the underlying investments, and the failure of a counterparty to perform. If a counterparty’s creditworthiness for an over-the-counter swap declines, the value of the swap would likely decline. Moreover, there is no guarantee that the Fund could eliminate its exposure under an outstanding swap by entering into an offsetting swap with the same or another party. In addition, the Fund may use a combination of swaps on an underlying index.

Options Risk. The Fund may purchase exchange-traded options that reference shares of Other Investment Companies. Transactions in options generally require less capital than equivalent stock transactions. They may return smaller dollar figures but a potentially greater percentage of the investment than equivalent stock transactions. The potential profit is limited to the premium received for the contract. The potential loss can be unlimited. While leverage means the percentage returns can be significant, the amount of cash required is smaller than equivalent stock transactions. It is possible to lose the entire principal invested, and sometimes more. As an options holder, a Fund risks the entire amount of the premium it pays. But as an options writer, it takes on a much higher level of risk. For example, if the Fund writes an uncovered call, it faces unlimited potential loss, since there is no cap on how high a stock price can rise. When buying options, a Fund risks losing the premium paid, plus commissions and fees.

Reverse Repurchase Agreements Risk. The Fund may invest in reverse repurchase agreements. Reverse repurchase agreements are transactions in which the Fund sells portfolio securities to financial institutions such as banks and broker-dealers, and agrees to repurchase them at a mutually agreed-upon date and price which is higher than the original sale price. Reverse repurchase agreements are a form of leverage and the use of reverse repurchase agreements by the Fund may increase the Fund’s volatility. The Fund incurs costs, including interest expenses, in connection with the opening and closing of reverse repurchase agreements that will be borne by the shareholders.

Reverse repurchase agreements are also subject to the risk that the other party to the reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Fund. In situations where the Fund is required to post collateral with a counterparty, the counterparty may fail to segregate the collateral or may commingle the collateral with the counterparty’s own assets. As a result, in the event of the counterparty’s bankruptcy or insolvency, the Fund’s collateral may be subject to the conflicting claims of the counterparty’s creditors, and the Fund may be exposed to the risk of a court treating the Fund as a general unsecured creditor of the counterparty, rather than as the owner of the collateral. There can be no assurance that a counterparty will not default and that the Fund will not sustain a loss on a transaction as a result.

Reverse repurchase agreements also involve the risk that the market value of the securities sold by the Fund may decline below the price at which it is obligated to repurchase the securities. In addition, when the Fund invests the proceeds it receives in a reverse repurchase transaction, there is a risk that those investments may decline in value. In this circumstance, the Fund could be required to sell other investments in order to meet its obligations to repurchase the securities.

Risks Related to Investing in Other Investment Companies. The Fund may invest in long or short positions in Other Investment Companies (i.e., investment companies registered under the 1940 Act that invest in similar assets to those in which the Fund may invest). Investing in Other Investment Companies may involve duplication of advisory or management fees and certain other expenses. By investing in Other Investment Companies, the Fund becomes a shareholder of that Other Investment Company. As a result, Fund shareholders indirectly bear the Fund’s proportionate share of the fees and expenses paid by shareholders of the Other Investment Company, in addition to the fees and expenses Fund shareholders bear in connection with the Fund’s own operations. As a shareholder, the Fund must rely on the Other Investment Company to achieve its investment objective. The Fund’s performance may be magnified positively or negatively by virtue of its investment in the Other Investment Company. If the Other Investment Company fails to achieve its investment objective, the value of the Fund’s investment could decline, thus affecting the Fund’s performance. In addition, because certain Other Investment Company shares are listed on national stock exchanges and are traded like stocks on an exchange, their shares potentially may trade at a discount or a premium. Investments in such shares may be subject to brokerage and other trading costs, which could result in greater expenses to the Fund. Finally, because the value of certain Other Investment Company shares may depend on the demand in the market, the Adviser may not be able to liquidate the Fund’s holdings in those shares at the most optimal time, adversely affecting the Fund’s performance.

Collateral Investments Risk. The Fund’s use of Collateral Investments may include obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities, including bills, notes and bonds issued by the U.S. Treasury, investment companies registered under the 1940 Act that invest in high-quality securities and corporate debt securities, such as commercial paper.

Some securities issued or guaranteed by federal agencies and U.S. Government-sponsored instrumentalities may not be backed by the full faith and credit of the United States, in which case the investor must look principally to the agency or instrumentality issuing or guaranteeing the security for ultimate repayment, and may not be able to assert a claim against the United States itself in the event that the agency or instrumentality does not meet its commitment. The U.S. Government, its agencies and instrumentalities do not guarantee the market value of their securities, and consequently, the value of such securities may fluctuate. Although the Fund may hold securities that carry U.S. Government guarantees, these guarantees do not extend to the Shares.

Investment companies that invest in high-quality securities are subject to management fees and other expenses. Therefore, investments in these funds will cause the Fund to bear indirectly a proportional share of the fees and costs of the funds in which it invests. At the same time, the Fund will continue to pay its own management fees and expenses with respect to all of its assets, including any portion invested in the shares of such fund. It is possible to lose money by investing in investment companies that invest in high-quality securities.

Corporate debt securities such as commercial paper generally are short-term unsecured promissory notes issued by businesses. Corporate debt may carry variable or floating rates of interest. Corporate debt securities carry both credit risk and interest rate risk. Credit risk is the risk that the Fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it is due.

Asset Concentration Risk. Since the Fund may take concentrated positions in Senators Index Futures Contracts, the Fund’s performance may be hurt disproportionately and significantly by the poor performance of those positions to which it has significant exposure. Asset concentration makes the Fund more susceptible to any single occurrence affecting the underlying positions and may subject the Fund to greater market risk than more diversified funds.

Counterparty Risk. The Fund will be subject to credit risk (i.e., the risk that a counterparty is unwilling or unable to make timely payments or otherwise meet its contractual obligations) with respect to the amount the Fund expects to receive from counterparties to: Senators Index Futures Contracts; reverse repurchase agreements; swaps on Senators Index Futures Contracts, Other Investment Companies, or the Senators Index.

The Fund may be negatively impacted if a counterparty becomes bankrupt or otherwise fails to perform its obligations under such an agreement. The Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding and the Fund may obtain only limited recovery or may obtain no recovery in such circumstances. In order to attempt to mitigate potential counterparty credit risk, the Fund typically enters into transactions with major financial institutions.

The counterparty to an exchange-traded futures contract is subject to the credit risk of the clearing house and the FCM through which it holds its position. Specifically, the FCM or the clearing house could fail to perform its obligations, causing significant losses to the Fund. For example, the Fund could lose margin payments it has deposited with an FCM as well as any gains owed but not paid to the Fund, if the FCM or clearing house becomes insolvent or otherwise fails to perform its obligations. Credit risk of market participants with respect to derivatives that are centrally cleared is concentrated in a few clearing houses and it is not clear how an insolvency proceeding of a clearing house would be conducted and what impact an insolvency of a clearing house would have on the financial system. Under current CFTC regulations, a FCM maintains customers’ assets in a bulk segregated account. If a FCM fails to do so, or is unable to satisfy a substantial deficit in a customer account, its other customers may be subject to risk of loss of their funds in the event of that FCM’s bankruptcy. In that event, in the case of futures, the FCM’s customers are entitled to recover, even in respect of property specifically traceable to them, only a proportional share of all property available for distribution to all of that FCM’s customers. In addition, if the FCM does not comply with the applicable regulations, or in the event of a fraud or misappropriation of customer assets by the FCM, the Fund could have only an unsecured creditor claim in an insolvency of the FCM with respect to the margin held by the FCM. FCMs are also required to transfer to the clearing house the amount of margin required by the clearing house, which amount is generally held in an omnibus account at the clearing house for all customers of the FCM. In addition, the Fund may enter into futures contracts and repurchase agreements with a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. The Fund does not specifically limit its counterparty risk with respect to any single counterparty.

Further, there is a risk that no suitable counterparties are willing to enter into reverse repurchase agreements with the Fund, or continue to enter into, reverse repurchase agreement transactions with the Fund and, as a result, the Fund may not be able to achieve its investment objective. There is also the risk that the Fund may not be able to engage in reverse repurchase agreement transactions because suitable counterparties refuse to enter into transactions with the Fund. Contractual provisions and applicable law may prevent or delay the Fund from exercising its rights to terminate an investment or transaction with a financial institution experiencing financial difficulties, or to realize on collateral, and another institution may be substituted for that financial institution without the consent of the Fund. If the credit rating of a counterparty to a futures contract and/or repurchase agreement declines, the Fund may nonetheless choose or be required to keep existing transactions in place with the counterparty, in which event the Fund would be subject to any increased credit risk associated with those transactions. Also, in the event of a counterparty’s (or its affiliate’s) insolvency, the possibility exists that the Fund’s ability to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral, could be stayed or eliminated under special resolution regimes adopted in the United States, the European Union and various other jurisdictions. Such regimes provide government authorities with broad authority to intervene when a financial institution is experiencing financial difficulty. In particular, the regulatory authorities could reduce, eliminate, or convert to equity the liabilities to the Fund of a counterparty who is subject to such proceedings in the European Union (sometimes referred to as a “bail in”).

Credit Risk. An issuer or other obligated party of a debt security may be unable or unwilling to make dividend, interest and/or principal payments when due. In addition, the value of a debt security may decline because of concerns about the issuer’s ability or unwillingness to make such payments.

Debt Securities Risk. Investments in debt securities subject the holder to the credit risk of the issuer. Credit risk refers to the possibility that the issuer or other obligor of a security will not be able or willing to make payments of interest and principal when due. Generally, the value of debt securities will change inversely with changes in interest rates. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. During periods of falling interest rates, the income received by the Fund may decline. If the principal on a debt security is prepaid before expected, the prepayments of principal may have to be reinvested in obligations paying interest at lower rates. Debt securities generally do not trade on a securities exchange making them generally less liquid and more difficult to value than common stock.

Interest Rate Risk. Interest rate risk is the risk that the value of the debt securities in the Fund’s portfolio will decline because of rising market interest rates. Interest rate risk is generally lower for shorter term debt securities and higher for longer-term debt securities. Duration is a reasonably accurate measure of a debt security’s price sensitivity to changes in interest rates and a common measure of interest rate risk. Duration measures a debt security’s expected life on a present value basis, taking into account the debt security’s yield, interest payments and final maturity. In general, duration represents the expected percentage change in the value of a security for an immediate 1% change in interest rates. For example, the price of a debt security with a three-year duration would be expected to drop by approximately 3% in response to a 1% increase in interest rates. Therefore, prices of debt securities with shorter durations tend to be less sensitive to interest rate changes than debt securities with longer durations. As the value of a debt security changes over time, so will its duration.

Clearing Broker Risk. The Fund’s investments in exchange-traded futures contracts expose it to the risks of a clearing broker (or a FCM). Under current regulations, a clearing broker or FCM maintains customers’ assets in a bulk segregated account. There is a risk that Fund assets deposited with the clearing broker to serve as margin may be used to satisfy the broker’s own obligations or the losses of the broker’s other clients. In the event of default, the Fund could experience lengthy delays in recovering some or all of its assets and may not see any recovery at all. Furthermore, the Fund is subject to the risk that no FCM is willing or able to clear the Fund’s transactions or maintain the Fund’s assets. If the Fund’s FCMs are unable or unwilling to clear the Fund’s transactions, or if the FCM refuses to maintain the Fund’s assets, the Fund will be unable to have its orders for Senators Index Futures Contracts fulfilled or assets custodied. In such a circumstance, the performance of the Fund will likely deviate from the performance of changes in the Senators Index and may result in the proportion of Senators Index Futures Contracts in the Fund’s portfolio relative to the total assets of the Fund to decrease.

Non-Diversification Risk. The Fund is classified as a “non-diversified company” under the 1940 Act. As a result, the Fund is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by the diversification requirements imposed by the Code. The Fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly invested in certain issuers.

Risks Related to the Management of the Fund

Active Management Risk. The Fund is actively managed, and its performance reflects investment decisions that the Adviser makes for the Fund. Such judgments about the Fund’s investments may prove to be incorrect. If the investments selected and the strategies employed by the Fund fail to produce the intended results, the Fund could underperform as compared to other funds with similar investment objectives and/or strategies, or could have negative returns.

Frequent Trading Risk. The Fund regularly purchases and subsequently sells (i.e., “rolls”) individual futures contracts throughout the year so as to maintain a fully invested position. As the contracts near their expiration dates, the Fund rolls them over into new contracts. This frequent trading of contracts may increase the amount of commissions or mark-ups to broker-dealers that the Fund pays when it buys and sells contracts, which may detract from the Fund’s performance. High portfolio turnover may result in the Fund paying higher levels of transaction costs and may generate greater tax liabilities for shareholders. Frequent trading risk may cause the Fund’s performance to be less than expected.

Rebalancing Risk. If for any reason the Fund is unable to rebalance all or a portion of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund may be over- or under-exposed to the returns of the Senators Index. Additionally, because the market for Senators Index Futures Contracts is nascent and may be thinly traded, the Fund’s own trading activity, including purchases, sales, and rolling of contracts, could materially influence the prices of Senators Index Futures Contracts. If the Fund represents a significant portion of the open interest or trading volume, its activity could move prices against it, resulting in higher costs and reduced returns. If other market participants anticipate the Fund’s trading patterns, they may engage in front-running or other anticipatory trading strategies that further increase the Fund’s transaction costs. The trading activity associated with such transactions will contribute to the existing trading volume on the underlying futures contracts and may adversely affect the market price of such underlying futures contracts.

Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or systems failures. The Fund and the Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

Valuation Risk. The Fund or the Subsidiary may hold securities or other assets that may be valued on the basis of factors other than market quotations. This may occur because the asset or security does not trade on a centralized exchange, or in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” assets or securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, there is no assurance that the Fund or the Subsidiary could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund or the Subsidiary would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund or the Subsidiary at that time. The Fund’s ability to value investments may be impacted by technological issues or errors by pricing services or other third-party service providers.

New Fund Risk. As of the date of this prospectus, the Fund has no operating history and currently has fewer assets than larger funds. Like other new funds, large inflows and outflows may impact the Fund’s market exposure for limited periods of time. This impact may be positive or negative, depending on the direction of market movement during the period effected.

Risks Related to Trading of Shares

Trading Issues Risk. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. The Fund may have difficulty maintaining its listing on the Exchange in the event the Fund’s assets are small, the Fund does not have enough shareholders, or if the Fund is unable to proceed with creation and/or redemption orders.

Authorized Participant Concentration Risk. Only an “authorized participant” or “AP” (i.e., broker-dealers and large institutional investors that have entered into participation agreement with the Fund) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that act as APs on an agency basis (i.e. on behalf of other market participants). To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem, in either of these cases, Shares may trade at a discount to the Fund’s net asset value and possibly face delisting.

Market Maker Risk. If the Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of Shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s net asset value and the price at which the Shares are trading on the Exchange, which could result in a decrease in value of the Shares. In addition, decisions by market makers or APs to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Shares trading at a discount to net asset value and also in greater than normal intra-day bid-ask spreads for Shares.

Premium/Discount Risk. The market price of the Fund’s Shares will generally fluctuate in accordance with changes in the Fund’s net asset value as well as the relative supply of and demand for Shares on the Exchange. The Fund’s market price may deviate from the value of the Fund’s underlying portfolio holdings, particularly in time of market stress, with the result that investors may pay more or receive less than the underlying value of the Shares bought or sold. The Adviser cannot predict whether Shares will trade below, at, or above their net asset value because the Shares trade on the Exchange at market prices and not at net asset value. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related, but not identical, to the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. However, given that Shares can only be purchased and redeemed in Creation Units, and only to and from broker-dealers and large institutional investors that have entered into participation agreements (unlike shares of closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset value), the Adviser believes that large discounts or premiums to the net asset value of Shares should not be sustained. In addition, because the Fund provides exposure to the statistical performance of a single professional sports team, demand for Shares may be influenced by fan loyalty, emotional attachment, and team-related sentiment rather than by rational assessments of the Fund’s expected risk-adjusted returns. These demand patterns could increase intraday volatility in Fund Shares, widen bid-ask spreads, and result in investors purchasing or selling Shares at prices that do not reflect the Fund’s underlying NAV. During stressed market conditions, the market for the Fund’s Shares may become less liquid in response to deteriorating liquidity in the market for the Fund’s underlying portfolio holdings, which could in turn lead to differences between the market price of the Fund’s Shares and their net asset value. This can be reflected as a spread between the bid and ask prices for the Fund quoted during the day or a premium or discount in the closing price from the Fund’s NAV.

Active Market Risk. Although the Shares are listed for trading on the Exchange, there can be no assurance that an active trading market for the Shares will develop or be maintained. Shares trade on the Exchange at market prices that may be below, at or above the Fund’s net asset value. Securities, including the Shares, are subject to market fluctuations and liquidity constraints that may be caused by such factors as economic, political, or regulatory developments, changes in interest rates, and/or perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments.

Cash Transaction Risk. Most ETFs generally make in-kind redemptions to avoid being taxed at the fund level on gains on the distributed portfolio securities. However, unlike most ETFs, the Fund currently intends to effect some or all redemptions for cash, rather than in-kind, because of the nature of the Fund’s investments. The Fund may be required to sell portfolio securities to obtain the cash needed to distribute redemption proceeds, which involves transaction costs that the Fund may not have incurred had it effected redemptions entirely in kind. These costs may include brokerage costs and/or taxable gains or losses, which may be imposed on the Fund and decrease the Fund’s NAV to the extent such costs are not offset by a transaction fee payable to an AP. If the Fund recognizes gain on these sales, this generally will cause the Fund to recognize gain it might not otherwise have recognized if it were to distribute portfolio securities in-kind, or to recognize such gain sooner than would otherwise be required. This may decrease the tax efficiency of the Fund compared to ETFs that utilize an in-kind redemption process, and there may be a substantial difference in the after-tax rate of return between the Fund and other ETFs.

Risks Related to Regulation, External Factors, and Federal Income Tax Consequences

Tax Risk. The Fund intends to elect and to qualify each year to be treated as a RIC under Subchapter M of the Code. As a RIC, the Fund will not be subject to U.S. federal income tax on the portion of its net investment income and net capital gain that it distributes to shareholders, provided that it satisfies certain requirements of the Code. If the Fund does not qualify as a RIC for any taxable year and certain relief provisions are not available, the Fund’s taxable income will be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed. Additionally, buying securities shortly before the record date for a taxable dividend or capital gain distribution is commonly known as “buying the dividend.” In the event a shareholder purchases Shares shortly before such a distribution, the entire distribution may be taxable to the shareholder even though a portion of the distribution effectively represents a return of the purchase price. To comply with the asset diversification test applicable to a RIC, the Fund will limit its investments in the Subsidiary to 25% of the Fund’s total assets at the end of each tax quarter. The investment strategy of the Fund will cause the Fund to hold substantially more than 25% of the Fund’s total assets in investments in the Subsidiary the majority of the time. The Fund intends to manage the exposure to the Subsidiary so that the Fund’s investments in the Subsidiary do not exceed 25% of the total assets at the end of any tax quarter. If the Fund’s investments in the Subsidiary were to exceed 25% of the Fund’s total assets at the end of a tax quarter, the Fund, generally, has a grace period to cure such lack of compliance. If the Fund fails to timely cure, it may no longer be eligible to be treated as a RIC.

Because Senators Index Futures Contracts produce non-qualifying income for purposes of qualifying as a RIC, the Fund makes its investments in Senators Index Futures Contracts through the Subsidiary. The Fund intends to treat any income it may derive from the futures contracts received by the Subsidiary as “qualifying income” under the provisions of the Code applicable to RICs. The IRS has issued PLRs provided to third parties not associated with the Fund or its affiliates (which only those parties may rely on as precedent) concluding that similar arrangements resulted in qualifying income. Many of such PLRs have now been revoked by the IRS. In March of 2019, the Internal Revenue Service published Regulations that concluded that income from a corporation similar to the Subsidiary would be qualifying income, if the income is related to the Fund’s business of investing in stocks or securities. Although the Regulations do not require distributions from the Subsidiary, the Fund intends to cause the Subsidiary to make distributions that would allow the Fund to make timely distributions to its shareholders. The Fund generally will be required to include in its own taxable income the income of the Subsidiary for a tax year, regardless of whether the Fund receives a distribution of the Subsidiary’s income in that tax year, and this income would nevertheless be subject to the distribution requirement for qualification as a RIC and would be taken into account for purposes of the 4% excise tax.

If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions.

Subsidiary Regulatory Investment Risk. Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary are organized, respectively, could result in the inability of the Fund to operate as intended and could negatively affect the Fund and its shareholders. The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. However, as the Subsidiary is wholly-owned by the Fund, and the investors of the Fund will have the investor protections of the 1940 Act, the Fund as a whole—including the Subsidiary—will provide investors with 1940 Act protections.

Commodity Regulatory Risk. The Fund’s use of commodity futures subject to regulation by the CFTC has caused the Fund to be classified as a “commodity pool” and this designation requires that the Fund comply with CFTC rules, which may impose additional regulatory requirements and compliance obligations. The Fund’s investment decisions may need to be modified, and commodity contract positions held by the Fund may have to be liquidated at disadvantageous times or prices, to avoid exceeding any applicable position limits established by the CFTC, potentially subjecting the Fund to substantial losses. The regulation of commodity transactions in the United States is subject to ongoing modification by government, self-regulatory and judicial action. The effect of any future regulatory change with respect to any aspect of the Fund is impossible to predict, but could be substantial and adverse to the Fund.

Regulatory Risk. The regulatory framework governing sports-linked financial instruments is evolving and subject to significant uncertainty. Senators Index Futures Contracts are a novel instrument class for which there is limited regulatory precedent. The CFTC has broad discretionary authority to determine whether particular contracts are consistent with the public interest, including authority to disapprove or direct an exchange to delist contracts that the CFTC determines involve gaming, are unlawful, or otherwise run contrary to the purposes of the CEA. The CFTC has recently proposed amendments to its rules concerning event contracts, commonly referred to as prediction markets, to specify which contracts may be determined contrary to the public interest and therefore may not be listed for trading or accepted for clearing on or through a CFTC-regulated entity. The CFTC or the listing exchange could, at any time and without advance notice, impose new conditions, margin or position-limit requirements, reporting obligations, trading halts, settlement adjustments, or delisting actions. Any such changes could, among other things; (i) impair the Fund’s ability to establish, maintain, or close positions; (ii) require the Fund to liquidate positions at disadvantageous prices; (iii) alter the economic characteristics on which the Fund relies; or (iv) render the Fund’s principal investment strategy impractical. In addition, future legislative, judicial, or administrative developments could retroactively affect the permissibility, settlement mechanics, or availability of Senators Index Futures Contracts. These developments may occur abruptly and may not provide mechanisms for investor recourse or for the orderly unwind of positions. There can be no assurance that the regulatory environment for sports-linked financial instruments will remain stable or favorable.

Cyber Security Risk. The Fund is susceptible to operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding, but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the Fund’s third-party service providers, such as its administrator, transfer agent, or custodian, as applicable, or issuers in which the Fund invests, can also subject the Fund to many of the same risks associated with direct cyber security breaches. While the Fund has established business continuity plans and risk management systems designed to reduce the risks associated with cyber security, there are inherent limitations in such plans and systems. Additionally, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third-party service providers.

Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, Senators, tsunamis and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics (for example, the novel coronavirus COVID-19), have been and can be highly disruptive to economies and markets and have recently led, and may continue to lead, to increased market volatility and significant market losses. Such natural disaster and health crises could exacerbate political, social, and economic risks, and result in significant breakdowns, delays, shutdowns, social isolation, and other disruptions to important global, local and regional supply chains affected, with potential corresponding results on the operating performance of the Fund and its investments. A climate of uncertainty and panic, including the contagion of infectious viruses or diseases, may adversely affect global, regional, and local economies and reduce the availability of potential investment opportunities, and increases the difficulty of performing due diligence and modeling market conditions, potentially reducing the accuracy of financial projections. Under these circumstances, the Fund may have difficulty achieving its investment objectives which may adversely impact Fund performance. Further, such events can be highly disruptive to economies and markets, significantly disrupt the operations of individual companies (including, but not limited to, the Fund’s investment advisor, third party service providers, and counterparties), sectors, industries, markets, securities and commodity exchanges, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. These factors can cause substantial market volatility, exchange trading suspensions and closures, changes in the availability of and the margin requirements for certain instruments, and can impact the ability of the Fund to complete redemptions and otherwise affect Fund performance and Fund trading in the secondary market. A widespread crisis would also affect the global economy in ways that cannot necessarily be foreseen. How long such events will last and whether they will continue or recur cannot be predicted. Impacts from these could have a significant impact on the Fund’s performance, resulting in losses to your investment.

Performance

As of the date of this prospectus, the Fund has not yet commenced operations and therefore does not have a performance history. Once available, the Fund’s performance information will be accessible on the Fund’s website at www.volatilityshares.com and will provide some indication of the risks of investing in the Fund.

Management

Investment Adviser

Volatility Shares LLC

Portfolio Managers

The following persons serve as portfolio managers of the Fund.

•	Charles Lowery — Chief Investment Officer, Volatility Shares
•	Anand Desai — Head of Portfolio Management, Volatility Shares
•	Dustin Shidaker — Portfolio Manager, Volatility Shares

Each of the portfolio managers is primarily and jointly responsible for the day-to-day management of the Fund. Each of the Fund’s portfolio managers have served in such capacity since the Fund’s inception.

Purchase and Sale of Shares

The Fund issues and redeems Shares on a continuous basis, at NAV, only in large blocks of shares called “Creation Units.” Individual Shares may only be purchased and sold on the secondary market through a broker-dealer at a market price. Since Shares trade on securities exchanges in the secondary market at their market price rather than their NAV, the Shares may trade at a price greater than (premium) or less than (discount) the Fund’s NAV. An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). Recent information, including the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is available online at www.volatilityshares.com.

Tax Information

The Fund’s distributions will generally be taxable as ordinary income, returns of capital or capital gains. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser and Foreside Fund Services, LLC, the Fund’s distributor (the “Distributor”), may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Philadelphia Flyers ETF

Investment Objective

The Philadelphia Flyers ETF (the “Fund” or “[__]”) seeks to provide investment results, before fees and expenses, that correspond to the performance of futures contracts on the CME FSPI NHL Philadelphia Flyers Index.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell Shares. Investors may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example set forth below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	[___]	%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses(1)	0.00%
Total Annual Fund Operating Expenses	[___]	%
(1)	“Other Expenses” are estimates based on the expenses the Fund expects to incur for the current fiscal year.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels. This example does not include the brokerage commissions that investors may pay to buy and sell Shares.

Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years
$[__]	$[___]

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. Because the Fund is new, portfolio turnover information is unavailable at this time.

Principal Investment Strategies

The Fund is an exchange-traded fund (“ETF”) that seeks to achieve its investment objective primarily through investments in futures contracts on the CME FSPI NHL Philadelphia Flyers Index, which is a non-investable index (the “Flyers Index”). The Flyers Index is designed to systemically measure the cumulative team performance of the Philadelphia Flyers only during games played over the regular and post-season. The Flyers Index is a transparent, rules-based system using official league statistics, where positive actions add points and negative actions subtract points. The Flyers Index is based on fifty-five statistical measures of performance and results of team games (wins, losses and ties) that results in continuous, live statistical values that underpin the value of the Flyers Index which is calculated into a trackable and tradable number. The Flyers Index is based solely on these statistical factors, and the performance of other professional hockey teams in the National Hockey League® (the “NHL”), or events outside of on-ice performance by the Philadelphia Flyers, will not impact the value of the Flyers Index.

The Flyers Index has an initial standardized base value of 7,500 before the season and moves up or down based on officially reported statistics from each game, including real-time movement during regular season and postseason play. At the conclusion of the postseason, the Flyers Index value resets to 7,500.

The Flyers Index is maintained and calculated by FutureSports (the “Index Provider”). The Flyers Index methodology is designed to align with the International Organization of Securities Commissions (“IOSCO”) Principles for Financial Benchmarks and supported by published governance, oversight and methodology change procedures. The NHL serves as the official data source for the Flyers Index but does not participate in index determination or governance.

The Fund obtains exposure to the Flyers Index by investments in futures contracts that reference the Flyers Index and that trade on an exchange registered with the Commodity Futures Trading Commission (“Flyers Index Futures Contracts”), and cash, cash-like instruments or high quality securities that serve as collateral to the Fund’s investments in Flyers Index Futures Contracts (“Collateral Investments”).

Under normal circumstances, the Fund will invest at least 80% of the value of its net assets (plus borrowings for investment purposes) in Flyers Index-Linked Instruments. For purposes of this policy, “Flyers Index-Linked Instruments” means (i) Flyers Index Futures Contracts; (ii) shares of other investment companies registered under the Investment Company Act of 1940 (the “1940 Act”) that invest in similar assets to those in which the Fund may invest (“Other Investment Companies”); (iii) exchange traded options on the Flyers Index or shares of Other Investment Companies; and (iv) swap agreement transactions that reference Flyers Index Futures Contracts, Other Investment Companies, or the Flyers Index. Certain Flyers Index-Linked Instruments, such as Other Investment Companies or options thereon, are currently unavailable for investment, though are expected to become available in the future.

The Fund expects to gain investment exposure to the Flyers Index by investing a portion of its assets in a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”).

The Fund does not invest directly in prediction markets, event contracts or other instruments that provide exposure to individual sporting event or season-long outcomes or to investments that provide exposure to the financial performance of individual sports teams or leagues. Instead, the Fund seeks to benefit from increases in the price of Flyers Index Futures Contracts.

The investment adviser to the Fund and the Subsidiary is Volatility Shares LLC (the “Adviser” or “Volatility Shares”). The Adviser oversees the Fund and implements the day-to-day portfolio management responsibilities for the Fund. In serving as investment adviser to the Fund, the Adviser does not conduct conventional investment research or analysis or forecast market movement or trends.

The Fund is classified as a “non-diversified company” under the 1940 Act. The Fund will not concentrate its investments in securities of issuers in any industry or group of industries, as the term “concentrate” is used in the 1940 Act, except that the Fund may invest more than 25% of its total assets in Flyers Index-Linked Instruments.

The Philadelphia Flyers

The Philadelphia Flyers are a professional ice hockey team based in Philadelphia, Pennsylvania, competing in the Metropolitan Division of the NHL’s Eastern Conference. During the 2025–2026 season, the Flyers finished third in the Metropolitan Division, ranking 10th in standings points, 20th in goals for, 9th in goals against, and 15th in goal differential. The Flyers were founded in 1967 by entrepreneur Ed Snider. The Flyers are currently owned by Comcast Spectacor, with Daniel J. Hilferty as Governor. The team has won two Stanley Cup championships, capturing titles in 1974 and 1975. Neither the Fund, the Trust, nor the Adviser is affiliated with the Philadelphia Flyers.

Flyers Index Futures Contracts

The Fund intends to typically enter into cash-settled Flyers Index Futures Contracts as the “buyer,” except as detailed below.

In simplest terms, in a cash-settled futures market the counterparty pays cash to the buyer if the price of a futures contract goes up, and buyer pays cash to the counterparty if the price of the futures contract goes down. In order to maintain its exposure to the Flyers Index, the Fund intends to exit its futures contracts as they near expiration and replace them with new futures contracts with a later expiration date. Futures contracts with a longer term to expiration may be priced higher than futures contracts with a shorter term to expiration, a relationship called “contango”. When rolling futures contracts that are in contango the Fund will close its long position by selling the shorter-term contract at a relatively lower price and buying a longer-dated contract at a relatively higher price. The presence of contango will adversely affect the performance of the Fund. Conversely, futures contracts with a longer term to expiration may be priced lower than futures contracts with a shorter term to expiration, a relationship called “backwardation”. When rolling long futures contracts that are in backwardation, the Fund will close its long position by selling the shorter-term contract at a relatively higher price and buying a longer-dated contract at a relatively lower price. The presence of backwardation may positively affect the performance of the Fund. Further, the returns of the Flyers Index Futures Contracts may differ from that of the Flyers Index due to the divergence in prices or the costs associated with investing in futures contracts, which may negatively impact the Fund’s returns.

The Fund invests in Flyers Index Futures Contracts indirectly via the Subsidiary. The Subsidiary and the Fund will have the same investment adviser and investment objective. The Subsidiary will also follow the same general investment policies and restrictions as the Fund. Except as noted herein, for purposes of this Prospectus, references to the Fund’s investment strategies and risks include those of the Subsidiary. The Fund complies with the provisions of the 1940 Act governing investment policies and capital structure and leverage on an aggregate basis with the Subsidiary. Furthermore, the Adviser, as the investment adviser to the Subsidiary, complies with the provisions of the 1940 Act relating to investment advisory contracts as it relates to its advisory agreement with the Subsidiary. The Subsidiary also complies with the provisions of the 1940 Act relating to affiliated transactions and custody. Because the Fund intends to qualify for treatment as a regulated investment company (a “RIC”) under the Internal Revenue Code of 1986 (the “Code”), the size of the Fund’s investment in the Subsidiary will not exceed 25% of the Fund’s total assets at or around each quarter end of the Fund’s fiscal year. In order to qualify as a RIC, the Fund will have to reduce its exposure to its Subsidiary on or around the end of each of the Fund’s fiscal quarter ends. The Fund expects to reduce its exposure to its Subsidiary during these periods by investing in certain other investments as described below. During these periods, the Fund may not achieve its investment objective. At other times of the year, the Fund’s investments in the Subsidiary will significantly exceed 25% of the Fund’s total assets. The Subsidiary’s custodian is U.S. Bank, N.A.

If circumstances occur where market prices for Flyers Index Futures Contracts were not readily available, the Fund would fair value its Flyers Index Futures Contracts in accordance with its pricing and valuation policy and procedures for fair value determinations. Pursuant to those policies and procedures, the Adviser would consider various factors, such as pricing history; market levels prior to price limits or halts; and supply, demand, and open interest in Flyers Index Futures Contracts, among other factors. The Adviser would document its proposed pricing and methodology, detailing the factors that entered into the valuation.

Collateral Investments

The Fund will also invest its assets in Collateral Investments. The Collateral Investments may consist of high-quality securities, which include: (1) U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury; (2) investment companies registered under the 1940 Act that invest in high-quality securities; and/or (3) corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by businesses that are rated investment grade or determined by the Adviser to be of comparable quality. For these purposes, “investment grade” is defined as investments with a rating at the time of purchase in one of the four highest categories of at least one nationally recognized statistical rating organization (e.g., BBB- or higher from S&P Global Ratings or Baa3 or higher from Moody’s Investors Service, Inc.).

The Collateral Investments are designed to provide liquidity, serve as margin, or otherwise collateralize the Subsidiary’s investments in Flyers Index-Linked Instruments. The Fund expects that it will primarily invest its assets, and that the Subsidiary will primarily invest its assets, in Collateral Investments that are “securities,” as such term is defined under the 1940 Act.

Other Investments

In order to help the Fund maintain exposure to the Flyers Index, maintain its tax status as a RIC on days in and around quarter-end, help the Fund maintain its desired exposure to Flyers Index Futures Contracts when it is approaching or has exceeded position limits or accountability levels, or because of liquidity or other constraints, the Fund may invest in the following:

Reverse Repurchase Agreements

The Fund may invest in reverse repurchase agreements which are a form of borrowing in which the Fund sells portfolio securities to financial institutions and agrees to repurchase them at a mutually agreed-upon date and price that is higher than the original sale price, and use the proceeds for investment purchases.

As a result of the Fund repurchasing the securities at a higher price, the Fund will lose money by engaging in reverse repurchase agreement transactions.

As noted above, because the Fund intends to qualify for treatment as a RIC under the Code, the size of the Fund’s investment in the Subsidiary will not exceed 25% of the Fund’s total assets at or around each quarter end of the Fund’s fiscal year (the “Asset Diversification Test”). At other times of the year, the Fund’s investments in the Subsidiary will significantly exceed 25% of the Fund’s total (or gross) assets.

When the Fund seeks to reduce its total assets exposure to the Subsidiary, it may use the short-term Treasury Bills it owns (and purchase additional Treasury Bills as needed) to transact in reverse repurchase agreement transactions, which are ostensibly loans to the Fund. Those loans will increase the gross assets of the Fund, which the Adviser expects will allow the Fund to meet the Asset Diversification Test. When the Fund enters into a reverse repurchase agreement, it will either (i) be consistent with Section 18 of the 1940 Act and maintain asset coverage of at least 300% of the value of the reverse repurchase agreement; or (ii) treat the reverse repurchase agreement transactions as derivative transactions for purposes of Rule 18f-4 under the 1940 Act (“Rule 18f-4”), including as applicable, the value-at-risk based limit on leverage risk.

Other Investment Companies

The Fund may invest in shares of Other Investment Companies, that is, shares of investment companies registered under the 1940 Act that invest in similar assets to those in which the Fund may invest.

Exchange-traded option contracts on shares of Other Investment Companies.

The Fund may invest in exchange-listed option contracts on shares of Other Investment Companies, which invest in similar assets to those in which the Fund may invest. An option is a contract that gives the purchaser of the option, in return for the premium paid, the right to buy shares of an investment company, from the writer of the option (in the case of a call option), or to sell shares of the investment company to the writer of the option (in the case of a put option) at a designated price during the term of the option. The premium paid by the buyer of an option will reflect, among other things, the relationship of the exercise price to the market price and the volatility of the shares of the investment company, the remaining term of the option, supply, demand, interest rates and/or currency exchange rates. The Fund may utilize “American” style options or “European” style options. American style options are exercisable on any date prior to the expiration date of the option contract. In contrast, European style options are exercisable only on the expiration date of the option contract.

Swaps that reference Flyers Index Futures Contracts, Other Investment Companies, or the Flyers Index.

Swap contracts are transactions entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a swap transaction, the Fund and a counterparty will agree to exchange or “swap” payments based on the change in value of an underlying asset or benchmark. For example, the two parties may agree to exchange the return (or differentials in rates of returns) earned or realized on a particular investment or instrument. In the case of the Fund, the reference asset can be Flyers Index Futures Contracts, Other Investment Companies or the Flyers Index.

Principal Risks

As with all investments, there are certain risks of investing in the Fund. Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective. An investment in the Fund does not represent a complete investment program. An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, the Adviser or any of their affiliates. You should consider carefully the following risks before investing in the Fund.

Each risk noted below is considered a principal risk of investing in the Fund, regardless of the order in which it appears. The significance of each risk factor below may change over time and you should review each risk factor carefully.

Risks Specific to the Fund’s Investments

Investment Strategy Risk. The Fund, through the Subsidiary, invests primarily in Flyers Index Futures Contracts. The Fund does not invest directly in prediction markets, event contracts or other instruments that provide exposure to individual sporting event or season-long outcomes or to investments that provide exposure to the financial performance of individual sports teams or leagues. Instead, the Fund seeks to benefit from increases in the price of Flyers Index Futures Contracts. The price of Flyers Index Futures Contracts may not be an accurate measure of the Flyers Index. Consequently, the Fund may perform differently from the performance of the Flyers Index. There can be no guarantee that the performance of Flyers Index Futures Contracts will be highly correlated to the performance of the Flyers Index. Transaction costs (including the costs associated with futures investing), position limits, the availability of counterparties and other factors may impact the cost and pricing of Flyers Index Futures Contracts and decrease the correlation between the performance of Flyers Index Futures Contracts and the Flyers Index, over short- or long-term periods. In addition, the performance of back-month Flyers Index Futures Contracts is likely to differ more significantly from the performance of the Flyers Index. To the extent the Fund is invested in back-month Flyers Index Futures Contracts, the performance of the Fund should be expected to deviate more significantly from the performance of the Flyers Index. Moreover, because the Flyers Index is uninvestable, the Fund can only gain exposure through futures contracts and other derivatives, and differences between the prices of those instruments and the levels of the Flyers Index may result in the Fund experiencing larger losses or smaller gains than would be implied by changes in the Flyers Index alone.

Sports Performance Risk. The Fund’s investment strategy is inherently speculative. The value of Flyers Index Futures Contracts is derived from the statistical performance of a single professional sports team as measured by the Flyers Index. Successfully investing in Flyers Index Futures Contracts requires that the team tracked by the index performs well statistically over the course of a season, an outcome that is inherently uncertain and subject to numerous unpredictable variables, including player health, competitive dynamics, coaching decisions, and random variation in athletic performance. The Flyers Index may decline in value, and there can be no assurance that the team tracked by the index will perform at or above the levels implied by the prices of Flyers Index Futures Contracts at the time the Fund obtains exposure.

On-Ice Performance and Competitive Results Risk. The Fund’s investment performance is linked to the on-ice statistical performance of a single NHL team during the regular season and, if applicable, the playoffs. The prices of Flyers Index Futures Contracts are expected to rise when the team performs well statistically and to fall when the team performs poorly. Competitive results in professional hockey are inherently unpredictable and can be influenced by factors entirely outside the team’s control, including the performance of opposing teams, referee calls, random puck bounces, weather affecting travel, and in-game injuries. A team may enter a season with high expectations based on roster strength, coaching hires, or offseason acquisitions, only to underperform due to chemistry issues, unexpected injuries to key players, player slumps, or tactical mismatches against divisional opponents. The NHL season extends over several months and includes 82 regular season games per team, during which even a strong team may experience prolonged losing streaks that cause material declines in the Flyers Index. If the team fails to make the playoffs, the Fund will not benefit from any potential uplift in index value that could accompany postseason success. Conversely, early playoff elimination could cause sharp declines in futures prices if the market had priced in deeper postseason performance. Because the Fund is concentrated in a single NHL team, there is no opportunity to offset poor on-ice performance by gaining exposure to a stronger team or a different sport.

Flyers Index Investing Risk. The Fund is indirectly exposed to the risks of the Flyers Index through its investments in Flyers Index Futures Contracts and other Flyers Index-Linked Instruments. The Fund does not invest in the Flyers Index, which is an uninvestable index. The performance of the Flyers Index will be very different from a portfolio of Flyers Index Futures Contracts.

The Flyers Index moves up or down based on officially reported statistics from every game, match, or event throughout the regular season and postseason. Positive statistical actions (e.g., goals scored, points earned) add value to the index, while negative actions (e.g., opponent scoring, penalties or setbacks) subtract value. Poor statistical performance by the Philadelphia Flyers could have a significant negative impact on the level of the Flyers Index and therefore the value of the Fund. In addition, unlike instruments that are based on tradable reference assets, the Flyers Index Futures Contracts and Flyers Index-Linked Instruments are tied to an index that is not directly investable and, thus, have settlement prices based on the calculation of that index, not the price of a tradable asset.

Concentrated Single-Team Exposure Risk. The Fund’s investment strategy results in concentrated exposure to a single professional sports team’s statistical performance (i.e., the Philadelphia Flyers) as measured by an index. Unlike diversified funds that spread risk across multiple asset classes, sectors, or issuers, the Fund’s performance is primarily driven by the statistical output of one team over the course of a season. As a result, the Fund is more susceptible to risks affecting that team, including player injuries, suspensions, trades, retirements, coaching changes, front-office turnover, league sanctions, labor disputes, lockouts, or other events that directly or indirectly influence the team’s on-ice statistical performance. This degree of concentration will likely increase volatility in the Fund’s NAV, heighten the likelihood of significant losses over short periods, and cause the Fund’s returns to diverge substantially from those of more diversified investments. Additionally, because the Fund is concentrated in a single team, it is inherently concentrated in a single professional sports league. This subjects the Fund to league-specific risks, including league-wide labor disputes, broad scandal, changes to the structure or rules of the league, or events that cause the cancellation or suspension of games. The Fund has no ability to rotate exposure into a different team, sport, or league in response to adverse developments affecting the team to which it has exposure.

Insider Trading and Information Asymmetry Risk. Unlike securities markets, which are governed by well-established insider trading prohibitions under the Securities Exchange Act of 1934, the legal framework governing trading on the basis of material, non-public information in the context of commodity futures is less developed. While the CFTC has broad anti-manipulation and anti-fraud authority under the Commodity Exchange Act (“CEA”), specific rules and judicial precedent addressing what constitutes improper trading on non-public information in the context of sports-linked futures remain nascent. Certain individuals may possess material, non-public information that could affect the statistical performance of the Flyers Index and, consequently, the prices of Flyers Index Futures Contracts. Such individuals may include, without limitation, team coaches, players, trainers, team medical staff, front office personnel, referees, officials, league personnel, or sports data providers. For example, undisclosed injuries to key players or undisclosed lineup changes could materially affect the level of the Flyers Index. Such persons could trade Flyers Index Futures Contracts or Fund Shares to profit from their informational advantage prior to public disclosure. There is no guarantee that exchanges, the CME, or the CFTC will successfully detect and prevent such trading, and the Fund has no means of preventing such individuals from purchasing or selling Fund Shares. The participation of informed insiders in the market for Flyers Index Futures Contracts can create adverse selection for other market participants and distort market prices. Because the Fund is concentrated in a single team, the impact of insider trading on the Fund may be more pronounced than in markets with broader diversification.

League Credibility and Sports Integrity Risk. The Flyers Index is calculated based on official league statistics derived from the games of a single professional sports team, and the integrity of those games is fundamental to the reliability of the index. Efforts to interfere with the team’s games, including match-fixing, point-shaving, or referee manipulation, could materially affect the statistical data upon which the Flyers Index is based, create significant uncertainty regarding index levels, and cause pronounced price volatility in Flyers Index Futures Contracts. Confirmed or suspected game interference may also prompt legislative or regulatory responses, including restrictions on sports-linked financial products or emergency rulemaking by the CFTC, that could restrict the listing or trading of Flyers Index Futures Contracts. Even widely publicized allegations of interference, absent actual misconduct, could undermine market confidence in the Flyers Index and the futures contracts that reference it.

Gaming and State Regulatory Litigation Risk. Exchanges that list sports-linked financial instruments, including Flyers Index Futures Contracts, may be subject to legal challenges brought by state attorneys general, state gaming commissions, and other state-level actors asserting that such instruments constitute regulated gambling or gaming activity under state law, notwithstanding that such contracts are listed on a CFTC-regulated exchange. Such proceedings may assert that the listing of sports-linked contracts violates state gaming statutes, requires state gaming or sports wagering licenses, or constitutes an illegal gambling enterprise. These exchanges, and the CFTC in certain court filings, have asserted that the CEA and the CFTC’s exclusive jurisdiction over CFTC-regulated exchanges preempts state gaming regulations. There is no assurance that federal courts will rule in favor of federal preemption, and resolution may require years of litigation and potentially appellate review. An adverse ruling could result in the suspension or cessation of trading in Flyers Index Futures Contracts, material operational restrictions, significant financial penalties, or the effective loss of the ability to list sports-linked futures. Any of these outcomes could materially and adversely affect the Fund’s ability to achieve its investment objective and could result in significant losses.

Platform and Distribution Restriction Risk. Broker-dealers, registered investment adviser platforms, wirehouses, and other financial intermediaries may refuse to list, recommend, or permit purchases of Fund Shares through their platforms due to the Fund’s association with sports performance outcomes and the perception that such products are akin to sports wagering, regardless of the Fund’s legal status as a registered investment company under the 1940 Act. Certain intermediaries may permit only unsolicited purchases, prohibit financial advisers from recommending the Fund, or exclude the Fund from model portfolios entirely. These restrictions could limit the Fund’s accessible investor base, constrain assets under management, reduce secondary market liquidity, widen bid-ask spreads, and increase the likelihood that Fund Shares will trade at significant premiums or discounts to net asset value. Even if an intermediary initially permits distribution, it may subsequently restrict access in response to adverse regulatory developments, reputational concerns, or changes in compliance policies. If a significant number of intermediaries refuse to distribute Fund Shares, the Fund may be unable to achieve sufficient scale, which could increase the Fund’s expense ratio, reduce trading volume, and impair the Fund’s ability to operate effectively.

Novel Market Risk. Flyers Index Futures Contracts are a novel asset class with limited trading history. The market may not develop the depth, liquidity, or trading efficiency associated with more established futures markets, and its pricing may be influenced by factors unrelated to fundamental assessments of team performance, including speculative activity, behavioral biases, regulatory headlines, or concentrated participation by a limited number of traders. There is limited historical data on which to base expectations regarding future price behavior, volatility patterns, or the costs associated with maintaining exposure, and traditional risk metrics may not accurately capture the risks of investing in this market. There can be no assurance that the market for Flyers Index Futures Contracts will achieve or sustain the level of participation, liquidity, and price discovery necessary for the Fund to effectively pursue its investment objective.

Limited Price Discovery and Market Depth Risk. Because Flyers Index Futures Contracts are a newly created instrument class, the market may lack the depth, breadth, and participation necessary for reliable price discovery. Traditional commodity futures markets benefit from decades of participation by commercial hedgers, speculators, and arbitrageurs whose activities contribute to efficient pricing. The market for Flyers Index Futures Contracts is expected to have few, if any, natural commercial hedgers, and may be dominated by retail speculators, algorithmic traders, or a small number of institutional participants. This concentrated participation could result in prices that do not accurately reflect fair value, wider bid-ask spreads, and elevated intraday price volatility. In thin markets, even modest order flow from the Fund could move prices against the Fund, increasing transaction costs and reducing returns. There can be no assurance that the market for Flyers Index Futures Contracts will develop sufficient liquidity over time, and the Fund may be unable to establish or exit positions at prices the Fund considers favorable.

Seasonality and Offseason Risk. The Flyers Index resets to a standardized base value prior to the start of each sports season and has a defined life cycle that ends following the postseason. Because the Fund tracks a single team in a single sport, the Fund is tied to that sport’s competitive calendar and has no ability to diversify across sports or rotate into a sport that is in-season when the team’s sport is not. During the playing season, the Flyers Index moves in real-time based on officially reported game statistics, and the prices of Flyers Index Futures Contracts are expected to reflect both the current index level and market expectations regarding future team performance. During the offseason, however, the Flyers Index will not move because no games are being played, and the Fund’s exposure to Flyers Index Futures Contracts will behave differently than during the playing season. The Fund anticipates maintaining exposure to Flyers Index Futures Contracts during the offseason. Although the underlying index will be static during this period, the prices of Flyers Index Futures Contracts may still fluctuate based on market expectations regarding the team’s prospects for the upcoming season, including coaching changes, player trades, draft picks, free agent signings, injury recovery timelines, training camp developments, and other factors that affect the market’s assessment of the team’s likely statistical performance. However, because the index itself is not moving during the offseason, the magnitude of futures price movements may be reduced relative to the playing season, and the relationship between futures prices and the underlying index level may be less predictable. There can be no assurance that the Fund’s offseason futures holdings will appreciate in value, and the Fund may experience losses during the offseason if market sentiment regarding the team’s upcoming season deteriorates. In addition, there can be no assurance that Flyers Index Futures Contracts will be available in sufficient volume or at favorable pricing during the offseason or at the start of a new season.

League Discontinuation, Lockout, or Strike Risk. The Fund’s ability to invest in Flyers Index Futures Contracts depends on the continued operation of the NHL and the playing of scheduled games. Labor disputes between the NHL and its players’ union could result in a lockout or strike that suspends or cancels all or a significant portion of a season. The NHL has previously experienced work stoppages, including a full-season cancellation in 2004-2005. During any such period, no games would be played, the Flyers Index would not generate data, and trading in Flyers Index Futures Contracts could be suspended or severely impaired. The Fund would be unable to pursue its investment strategy during such a period, may be forced to liquidate positions at disadvantageous prices, and could experience substantial losses. Even after a labor dispute is resolved, the shortened or restructured season could materially change the statistical patterns underlying the index methodology. In addition, force majeure events such as a pandemic, natural disaster, or other circumstances beyond the control of the league could cause widespread game cancellations or delays. There can be no assurance that the league will not experience a work stoppage or other extended interruption during the Fund’s investment period, or that the Fund will be able to recover any losses incurred as a result of such events.

Index Provider and Data Dependency Risk. The Flyers Index is maintained and calculated by a single Index Provider, FutureSports. If the Index Provider were to experience operational failures, cease operations, lose its data feed from the applicable sports league, experience a cybersecurity breach, or otherwise become unable to calculate the Flyers Index, Flyers Index Futures Contracts may have no reliable reference value, which could materially and adversely affect the value of the Fund. In addition, the Flyers Index is calculated solely on the basis of officially reported statistics from a single sports league. The league serves as the data source but does not participate in index determination or governance. If the league were to report incorrect statistics, issue post-game corrections, change how it reports or categorizes statistics, delay reporting, or discontinue the provision of data to the Index Provider, the settlement prices of Flyers Index Futures Contracts could be based on erroneous or incomplete data. Furthermore, the Index Provider controls the methodology by which official statistics are translated into index points. If the Index Provider amends or discontinues its methodology, the behavior of the Flyers Index could change materially and the futures market may not immediately price in such changes. The Flyers Index is calculated in real-time while games are being played, which introduces latency, data-feed, and computational risks that differ from those associated with traditional financial indexes.

Trading Hours and Sporting Event Timing Risk. NHL games may occur during evening hours, on weekends, and on holidays when the Exchange is closed and when the market for Flyers Index Futures Contracts may have limited or no trading activity. Because the Flyers Index moves in real-time while games are being played, material index movements may occur during periods when investors are unable to buy or sell Shares or when Flyers Index Futures Contracts are not actively trading. As a result, the opening price of Shares and the prices of Flyers Index Futures Contracts on the next trading session may differ significantly from the prior session’s closing prices, potentially resulting in large gaps at the open. Shareholders may not be able to sell their Shares until after such a gap has been fully realized, resulting in an inability to mitigate losses in a declining market.

Futures Contracts Risk. Risks of futures contracts include: (i) an imperfect correlation between the value of the futures contract and the underlying asset; (ii) possible lack of a liquid secondary market; (iii) the inability to close a futures contract when desired; (iv) losses caused by unanticipated market movements, which may be unlimited; (v) an obligation for the Fund to make daily cash payments to maintain its required margin, particularly at times when the Fund may have insufficient cash; and (vi) unfavorable execution prices from rapid selling. Unlike equities, which typically entitle the holder to a continuing stake in a corporation, futures contracts normally specify a certain date for settlement in cash based on the reference asset. As the futures contracts approach expiration, they may be replaced by similar contracts that have a later expiration. This process is referred to as “rolling.” If the market for these contracts is in “contango,” meaning that the prices of futures contracts in the nearer months are lower than the price of contracts in the distant months, the sale of the near-term month contract would be at a lower price than the longer-term contract, resulting in a cost to “roll” the futures contract. The actual realization of a potential roll cost will be dependent upon the difference in price of the near and distant contract. Because the margin requirement for futures contracts is less than the value of the assets underlying the futures contract, futures trading involves a degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 40% of the value of the futures contract is deposited as margin, a subsequent 20% decrease in the value of the futures contract would result in a loss of half of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A decrease in excess of 40% would result in a loss exceeding the original margin deposit, if the futures contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount initially invested in the futures contract. However, the Fund would presumably have sustained comparable losses if, instead of investing in the futures contract, it had invested in the underlying financial instrument and sold it after the decline. Further, if the market for Flyers Index Futures Contracts is in a period of contango, if the performance of the Flyers Index and the price of Flyers Index Futures Contracts were to decline, the Fund would experience the negative impact of contango. The impact of backwardation or contango may lead to the returns of the Fund to vary significantly from the total return of other price references. Additionally, in the event of a prolonged period of contango, and absent the impact of rising or falling pricing in the Flyers Index, this could have a significant negative impact on the Fund’s NAV and total return.

Position Limits and Price Limits

The CFTC and various exchanges on which Flyers Index Futures Contracts trade have established position limits and price limits for Flyers Index Futures Contracts. Position limit regulation and price limit regulation serve distinct purposes and are regulated differently.

Position limits are designed to prevent excessive speculation that could cause sudden or unreasonable fluctuations in the price of a commodity. They limit the maximum number of contracts a person or entity can hold in a particular commodity.

Price limits are mechanisms to maintain orderly markets by restricting the price range within which futures contracts can trade during a trading session. They prevent extreme price movements that could disrupt market stability. Price limits are typically set as a percentage of the previous day's settlement price. When price limits are hit, trading may be halted or expanded depending on the product and regulatory rules. Unlike position limits, price limits do not restrict the number of contracts a trader can hold but rather the price at which those contracts can be traded. When a price limit is hit, the market for Flyers Index Futures Contracts may temporarily halt until price limits can be expanded or trading may be stopped for the day.

If the Fund is unable to buy or sell Flyers Index Futures Contracts as a result of position limits being hit or price limits that result in a halted or closed market—or for other reasons including limited liquidity in the market for Flyers Index Futures Contracts, a disruption to the market for Flyers Index Futures Contracts, or as a result of margin requirements, accountability levels, or other limitations imposed by the Fund’s futures commission merchants (“FCMs”), the listing exchanges, or the CFTC—the Adviser would take such action as it believes appropriate and in the best interest of the Fund in consideration of the facts and circumstances at such time, including: (i) investing in Flyers Index-Linked Instruments that are not Flyers Index Futures Contracts; (ii) requiring that authorized participants purchase and redeem in large blocks of shares called “Creation Units” through an exchange for related position (EFRP) method rather than in cash; (iii) applying increased authorized participant variable transaction fees for purchases or redemptions of Creation Units made in cash; or (iv) de-levering the Fund, relative to its investment objective, by an amount reflecting prevailing price limits. In addition, the Fund generally may suspend the issuance of Creation Units only for a limited time and only due to extraordinary circumstances, such as when the markets on which the ETF’s portfolio holdings are traded are closed for a limited period of time; that is to say, when the Fund is unable to increase its exposure to underlying assets.

Cost of Futures Investment Risk. When a Flyers Index Futures Contract is nearing expiration, the Fund will generally sell it and use the proceeds to buy a Flyers Index Futures Contract with a later expiration date. This is commonly referred to as “rolling”.

If the Fund rolls Flyers Index Futures Contracts that are in contango, the Fund would sell a lower priced, expiring contract and purchase a higher priced, longer-dated contract. The price difference between the expiring contract and longer-dated contract associated with rolling Flyers Index Futures Contracts is typically substantially higher than the price difference associated with rolling other futures contracts. Contango in the market for Flyers Index Futures Contracts may have a significant adverse impact on the performance of the Fund and may cause Flyers Index Futures Contracts and the Fund to underperform the Flyers Index. Both contango and backwardation would reduce the Fund’s correlation to the Flyers Index and may limit or prevent the Fund from achieving its investment objective. The impact of both contango and backwardation may also be greater to the extent the Fund invests in back-month Flyers Index Futures Contracts.

Investment Capacity Risk. If the Fund’s ability to obtain exposure to Flyers Index Futures Contracts consistent with its investment objective is disrupted for any reason, including but not limited to, limited liquidity in the market for Flyers Index Futures Contracts, a disruption to the market for Flyers Index Futures Contracts, or as a result of margin requirements or position limits imposed by the Fund’s FCMs, the CME, or the CFTC, and the Fund could not otherwise meet its investment objective through the use of other investments discussed above, the Fund would not be able to achieve its investment objective and may experience significant losses.

Liquidity Risk. The market for the Flyers Index Futures Contracts may be subject to periods of illiquidity. During such times it may be difficult or impossible to buy or sell a position at the desired price. Market disruptions or volatility can also make it difficult to find a counterparty willing to transact at a reasonable price and sufficient size. Illiquid markets may cause losses, which could be significant. Large positions also increase the risk of illiquidity, which may make the Fund’s positions more difficult to liquidate, and increase the losses incurred while trying to do so.

Derivatives Risk. In addition to Flyers Index Futures Contracts, the Fund may obtain exposure through the following other derivatives: (1) exchange traded options on Other Investment Companies and/or (2) swap agreement transactions that reference Flyers Index Futures Contracts, Other Investment Companies, or the Flyers Index.

Investing in derivatives may be considered aggressive and may expose the Fund to risks different from, or possibly greater than, the risks associated with investing directly in the reference asset(s) underlying the derivative (e.g., the securities or commodities contained in the Fund). The use of derivatives may result in larger losses or smaller gains than directly investing in securities or commodities. The risks of using derivatives include: (1) the risk that there may be imperfect correlation between the price of the financial instruments and movements in the prices of the reference asset(s); (2) the risk that an instrument is mispriced; (3) credit or counterparty risk on the amount a Fund expects to receive from a counterparty; (4) the risk that securities prices, interest rates and currency markets will move adversely and a Fund will incur significant losses; (5) the risk that the cost of holding a financial instrument might exceed its total return; and (6) the possible absence of a liquid secondary market for a particular instrument and possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to adjust a Fund’s position in a particular instrument when desired. Each of these factors may prevent a Fund from achieving its investment objective and may increase the volatility (i.e., fluctuations) of the Fund’s returns. Because derivatives often require limited initial investment, the use of derivatives also may expose a Fund to losses in excess of those amounts initially invested.

The performance of any Flyers Index-Linked Instrument may not track the performance of its underlying benchmark due to embedded costs and other factors. Thus, to the extent the Fund invests in swaps that use a Flyers Index-Linked Instrument as the reference asset, the Fund may be subject to greater correlation risk and may not achieve as high a degree of correlation with its investment objective than if the Fund only used Flyers Index Futures Contracts.

Swap Agreements Risk. The Fund may enter into cash-settled swaps and other derivatives to gain exposure to an underlying asset without actually purchasing such asset. Swaps are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on a particular pre-determined interest rate, commodity, security, indexes, or other assets or measurable indicators. The primary risks associated with the use of swaps are mispricing or improper valuation, imperfect correlation between movements in the notional amount and the price of the underlying investments, and the failure of a counterparty to perform. If a counterparty’s creditworthiness for an over-the-counter swap declines, the value of the swap would likely decline. Moreover, there is no guarantee that the Fund could eliminate its exposure under an outstanding swap by entering into an offsetting swap with the same or another party. In addition, the Fund may use a combination of swaps on an underlying index.

Options Risk. The Fund may purchase exchange-traded options that reference shares of Other Investment Companies. Transactions in options generally require less capital than equivalent stock transactions. They may return smaller dollar figures but a potentially greater percentage of the investment than equivalent stock transactions. The potential profit is limited to the premium received for the contract. The potential loss can be unlimited. While leverage means the percentage returns can be significant, the amount of cash required is smaller than equivalent stock transactions. It is possible to lose the entire principal invested, and sometimes more. As an options holder, a Fund risks the entire amount of the premium it pays. But as an options writer, it takes on a much higher level of risk. For example, if the Fund writes an uncovered call, it faces unlimited potential loss, since there is no cap on how high a stock price can rise. When buying options, a Fund risks losing the premium paid, plus commissions and fees.

Reverse Repurchase Agreements Risk. The Fund may invest in reverse repurchase agreements. Reverse repurchase agreements are transactions in which the Fund sells portfolio securities to financial institutions such as banks and broker-dealers, and agrees to repurchase them at a mutually agreed-upon date and price which is higher than the original sale price. Reverse repurchase agreements are a form of leverage and the use of reverse repurchase agreements by the Fund may increase the Fund’s volatility. The Fund incurs costs, including interest expenses, in connection with the opening and closing of reverse repurchase agreements that will be borne by the shareholders.

Reverse repurchase agreements are also subject to the risk that the other party to the reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Fund. In situations where the Fund is required to post collateral with a counterparty, the counterparty may fail to segregate the collateral or may commingle the collateral with the counterparty’s own assets. As a result, in the event of the counterparty’s bankruptcy or insolvency, the Fund’s collateral may be subject to the conflicting claims of the counterparty’s creditors, and the Fund may be exposed to the risk of a court treating the Fund as a general unsecured creditor of the counterparty, rather than as the owner of the collateral. There can be no assurance that a counterparty will not default and that the Fund will not sustain a loss on a transaction as a result.

Reverse repurchase agreements also involve the risk that the market value of the securities sold by the Fund may decline below the price at which it is obligated to repurchase the securities. In addition, when the Fund invests the proceeds it receives in a reverse repurchase transaction, there is a risk that those investments may decline in value. In this circumstance, the Fund could be required to sell other investments in order to meet its obligations to repurchase the securities.

Risks Related to Investing in Other Investment Companies. The Fund may invest in long or short positions in Other Investment Companies (i.e., investment companies registered under the 1940 Act that invest in similar assets to those in which the Fund may invest). Investing in Other Investment Companies may involve duplication of advisory or management fees and certain other expenses. By investing in Other Investment Companies, the Fund becomes a shareholder of that Other Investment Company. As a result, Fund shareholders indirectly bear the Fund’s proportionate share of the fees and expenses paid by shareholders of the Other Investment Company, in addition to the fees and expenses Fund shareholders bear in connection with the Fund’s own operations. As a shareholder, the Fund must rely on the Other Investment Company to achieve its investment objective. The Fund’s performance may be magnified positively or negatively by virtue of its investment in the Other Investment Company. If the Other Investment Company fails to achieve its investment objective, the value of the Fund’s investment could decline, thus affecting the Fund’s performance. In addition, because certain Other Investment Company shares are listed on national stock exchanges and are traded like stocks on an exchange, their shares potentially may trade at a discount or a premium. Investments in such shares may be subject to brokerage and other trading costs, which could result in greater expenses to the Fund. Finally, because the value of certain Other Investment Company shares may depend on the demand in the market, the Adviser may not be able to liquidate the Fund’s holdings in those shares at the most optimal time, adversely affecting the Fund’s performance.

Collateral Investments Risk. The Fund’s use of Collateral Investments may include obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities, including bills, notes and bonds issued by the U.S. Treasury, investment companies registered under the 1940 Act that invest in high-quality securities and corporate debt securities, such as commercial paper.

Some securities issued or guaranteed by federal agencies and U.S. Government-sponsored instrumentalities may not be backed by the full faith and credit of the United States, in which case the investor must look principally to the agency or instrumentality issuing or guaranteeing the security for ultimate repayment, and may not be able to assert a claim against the United States itself in the event that the agency or instrumentality does not meet its commitment. The U.S. Government, its agencies and instrumentalities do not guarantee the market value of their securities, and consequently, the value of such securities may fluctuate. Although the Fund may hold securities that carry U.S. Government guarantees, these guarantees do not extend to the Shares.

Investment companies that invest in high-quality securities are subject to management fees and other expenses. Therefore, investments in these funds will cause the Fund to bear indirectly a proportional share of the fees and costs of the funds in which it invests. At the same time, the Fund will continue to pay its own management fees and expenses with respect to all of its assets, including any portion invested in the shares of such fund. It is possible to lose money by investing in investment companies that invest in high-quality securities.

Corporate debt securities such as commercial paper generally are short-term unsecured promissory notes issued by businesses. Corporate debt may carry variable or floating rates of interest. Corporate debt securities carry both credit risk and interest rate risk. Credit risk is the risk that the Fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it is due.

Asset Concentration Risk. Since the Fund may take concentrated positions in Flyers Index Futures Contracts, the Fund’s performance may be hurt disproportionately and significantly by the poor performance of those positions to which it has significant exposure. Asset concentration makes the Fund more susceptible to any single occurrence affecting the underlying positions and may subject the Fund to greater market risk than more diversified funds.

Counterparty Risk. The Fund will be subject to credit risk (i.e., the risk that a counterparty is unwilling or unable to make timely payments or otherwise meet its contractual obligations) with respect to the amount the Fund expects to receive from counterparties to: Flyers Index Futures Contracts; reverse repurchase agreements; swaps on Flyers Index Futures Contracts, Other Investment Companies, or the Flyers Index.

The Fund may be negatively impacted if a counterparty becomes bankrupt or otherwise fails to perform its obligations under such an agreement. The Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding and the Fund may obtain only limited recovery or may obtain no recovery in such circumstances. In order to attempt to mitigate potential counterparty credit risk, the Fund typically enters into transactions with major financial institutions.

The counterparty to an exchange-traded futures contract is subject to the credit risk of the clearing house and the FCM through which it holds its position. Specifically, the FCM or the clearing house could fail to perform its obligations, causing significant losses to the Fund. For example, the Fund could lose margin payments it has deposited with an FCM as well as any gains owed but not paid to the Fund, if the FCM or clearing house becomes insolvent or otherwise fails to perform its obligations. Credit risk of market participants with respect to derivatives that are centrally cleared is concentrated in a few clearing houses and it is not clear how an insolvency proceeding of a clearing house would be conducted and what impact an insolvency of a clearing house would have on the financial system. Under current CFTC regulations, a FCM maintains customers’ assets in a bulk segregated account. If a FCM fails to do so, or is unable to satisfy a substantial deficit in a customer account, its other customers may be subject to risk of loss of their funds in the event of that FCM’s bankruptcy. In that event, in the case of futures, the FCM’s customers are entitled to recover, even in respect of property specifically traceable to them, only a proportional share of all property available for distribution to all of that FCM’s customers. In addition, if the FCM does not comply with the applicable regulations, or in the event of a fraud or misappropriation of customer assets by the FCM, the Fund could have only an unsecured creditor claim in an insolvency of the FCM with respect to the margin held by the FCM. FCMs are also required to transfer to the clearing house the amount of margin required by the clearing house, which amount is generally held in an omnibus account at the clearing house for all customers of the FCM. In addition, the Fund may enter into futures contracts and repurchase agreements with a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. The Fund does not specifically limit its counterparty risk with respect to any single counterparty.

Further, there is a risk that no suitable counterparties are willing to enter into reverse repurchase agreements with the Fund, or continue to enter into, reverse repurchase agreement transactions with the Fund and, as a result, the Fund may not be able to achieve its investment objective. There is also the risk that the Fund may not be able to engage in reverse repurchase agreement transactions because suitable counterparties refuse to enter into transactions with the Fund. Contractual provisions and applicable law may prevent or delay the Fund from exercising its rights to terminate an investment or transaction with a financial institution experiencing financial difficulties, or to realize on collateral, and another institution may be substituted for that financial institution without the consent of the Fund. If the credit rating of a counterparty to a futures contract and/or repurchase agreement declines, the Fund may nonetheless choose or be required to keep existing transactions in place with the counterparty, in which event the Fund would be subject to any increased credit risk associated with those transactions. Also, in the event of a counterparty’s (or its affiliate’s) insolvency, the possibility exists that the Fund’s ability to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral, could be stayed or eliminated under special resolution regimes adopted in the United States, the European Union and various other jurisdictions. Such regimes provide government authorities with broad authority to intervene when a financial institution is experiencing financial difficulty. In particular, the regulatory authorities could reduce, eliminate, or convert to equity the liabilities to the Fund of a counterparty who is subject to such proceedings in the European Union (sometimes referred to as a “bail in”).

Credit Risk. An issuer or other obligated party of a debt security may be unable or unwilling to make dividend, interest and/or principal payments when due. In addition, the value of a debt security may decline because of concerns about the issuer’s ability or unwillingness to make such payments.

Debt Securities Risk. Investments in debt securities subject the holder to the credit risk of the issuer. Credit risk refers to the possibility that the issuer or other obligor of a security will not be able or willing to make payments of interest and principal when due. Generally, the value of debt securities will change inversely with changes in interest rates. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. During periods of falling interest rates, the income received by the Fund may decline. If the principal on a debt security is prepaid before expected, the prepayments of principal may have to be reinvested in obligations paying interest at lower rates. Debt securities generally do not trade on a securities exchange making them generally less liquid and more difficult to value than common stock.

Interest Rate Risk. Interest rate risk is the risk that the value of the debt securities in the Fund’s portfolio will decline because of rising market interest rates. Interest rate risk is generally lower for shorter term debt securities and higher for longer-term debt securities. Duration is a reasonably accurate measure of a debt security’s price sensitivity to changes in interest rates and a common measure of interest rate risk. Duration measures a debt security’s expected life on a present value basis, taking into account the debt security’s yield, interest payments and final maturity. In general, duration represents the expected percentage change in the value of a security for an immediate 1% change in interest rates. For example, the price of a debt security with a three-year duration would be expected to drop by approximately 3% in response to a 1% increase in interest rates. Therefore, prices of debt securities with shorter durations tend to be less sensitive to interest rate changes than debt securities with longer durations. As the value of a debt security changes over time, so will its duration.

Clearing Broker Risk. The Fund’s investments in exchange-traded futures contracts expose it to the risks of a clearing broker (or a FCM). Under current regulations, a clearing broker or FCM maintains customers’ assets in a bulk segregated account. There is a risk that Fund assets deposited with the clearing broker to serve as margin may be used to satisfy the broker’s own obligations or the losses of the broker’s other clients. In the event of default, the Fund could experience lengthy delays in recovering some or all of its assets and may not see any recovery at all. Furthermore, the Fund is subject to the risk that no FCM is willing or able to clear the Fund’s transactions or maintain the Fund’s assets. If the Fund’s FCMs are unable or unwilling to clear the Fund’s transactions, or if the FCM refuses to maintain the Fund’s assets, the Fund will be unable to have its orders for Flyers Index Futures Contracts fulfilled or assets custodied. In such a circumstance, the performance of the Fund will likely deviate from the performance of changes in the Flyers Index and may result in the proportion of Flyers Index Futures Contracts in the Fund’s portfolio relative to the total assets of the Fund to decrease.

Non-Diversification Risk. The Fund is classified as a “non-diversified company” under the 1940 Act. As a result, the Fund is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by the diversification requirements imposed by the Code. The Fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly invested in certain issuers.

Risks Related to the Management of the Fund

Active Management Risk. The Fund is actively managed, and its performance reflects investment decisions that the Adviser makes for the Fund. Such judgments about the Fund’s investments may prove to be incorrect. If the investments selected and the strategies employed by the Fund fail to produce the intended results, the Fund could underperform as compared to other funds with similar investment objectives and/or strategies, or could have negative returns.

Frequent Trading Risk. The Fund regularly purchases and subsequently sells (i.e., “rolls”) individual futures contracts throughout the year so as to maintain a fully invested position. As the contracts near their expiration dates, the Fund rolls them over into new contracts. This frequent trading of contracts may increase the amount of commissions or mark-ups to broker-dealers that the Fund pays when it buys and sells contracts, which may detract from the Fund’s performance. High portfolio turnover may result in the Fund paying higher levels of transaction costs and may generate greater tax liabilities for shareholders. Frequent trading risk may cause the Fund’s performance to be less than expected.

Rebalancing Risk. If for any reason the Fund is unable to rebalance all or a portion of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund may be over- or under-exposed to the returns of the Flyers Index. Additionally, because the market for Flyers Index Futures Contracts is nascent and may be thinly traded, the Fund’s own trading activity, including purchases, sales, and rolling of contracts, could materially influence the prices of Flyers Index Futures Contracts. If the Fund represents a significant portion of the open interest or trading volume, its activity could move prices against it, resulting in higher costs and reduced returns. If other market participants anticipate the Fund’s trading patterns, they may engage in front-running or other anticipatory trading strategies that further increase the Fund’s transaction costs. The trading activity associated with such transactions will contribute to the existing trading volume on the underlying futures contracts and may adversely affect the market price of such underlying futures contracts.

Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or systems failures. The Fund and the Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

Valuation Risk. The Fund or the Subsidiary may hold securities or other assets that may be valued on the basis of factors other than market quotations. This may occur because the asset or security does not trade on a centralized exchange, or in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” assets or securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, there is no assurance that the Fund or the Subsidiary could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund or the Subsidiary would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund or the Subsidiary at that time. The Fund’s ability to value investments may be impacted by technological issues or errors by pricing services or other third-party service providers.

New Fund Risk. As of the date of this prospectus, the Fund has no operating history and currently has fewer assets than larger funds. Like other new funds, large inflows and outflows may impact the Fund’s market exposure for limited periods of time. This impact may be positive or negative, depending on the direction of market movement during the period effected.

Risks Related to Trading of Shares

Trading Issues Risk. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. The Fund may have difficulty maintaining its listing on the Exchange in the event the Fund’s assets are small, the Fund does not have enough shareholders, or if the Fund is unable to proceed with creation and/or redemption orders.

Authorized Participant Concentration Risk. Only an “authorized participant” or “AP” (i.e., broker-dealers and large institutional investors that have entered into participation agreement with the Fund) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that act as APs on an agency basis (i.e. on behalf of other market participants). To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem, in either of these cases, Shares may trade at a discount to the Fund’s net asset value and possibly face delisting.

Market Maker Risk. If the Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of Shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s net asset value and the price at which the Shares are trading on the Exchange, which could result in a decrease in value of the Shares. In addition, decisions by market makers or APs to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Shares trading at a discount to net asset value and also in greater than normal intra-day bid-ask spreads for Shares.

Premium/Discount Risk. The market price of the Fund’s Shares will generally fluctuate in accordance with changes in the Fund’s net asset value as well as the relative supply of and demand for Shares on the Exchange. The Fund’s market price may deviate from the value of the Fund’s underlying portfolio holdings, particularly in time of market stress, with the result that investors may pay more or receive less than the underlying value of the Shares bought or sold. The Adviser cannot predict whether Shares will trade below, at, or above their net asset value because the Shares trade on the Exchange at market prices and not at net asset value. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related, but not identical, to the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. However, given that Shares can only be purchased and redeemed in Creation Units, and only to and from broker-dealers and large institutional investors that have entered into participation agreements (unlike shares of closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset value), the Adviser believes that large discounts or premiums to the net asset value of Shares should not be sustained. In addition, because the Fund provides exposure to the statistical performance of a single professional sports team, demand for Shares may be influenced by fan loyalty, emotional attachment, and team-related sentiment rather than by rational assessments of the Fund’s expected risk-adjusted returns. These demand patterns could increase intraday volatility in Fund Shares, widen bid-ask spreads, and result in investors purchasing or selling Shares at prices that do not reflect the Fund’s underlying NAV. During stressed market conditions, the market for the Fund’s Shares may become less liquid in response to deteriorating liquidity in the market for the Fund’s underlying portfolio holdings, which could in turn lead to differences between the market price of the Fund’s Shares and their net asset value. This can be reflected as a spread between the bid and ask prices for the Fund quoted during the day or a premium or discount in the closing price from the Fund’s NAV.

Active Market Risk. Although the Shares are listed for trading on the Exchange, there can be no assurance that an active trading market for the Shares will develop or be maintained. Shares trade on the Exchange at market prices that may be below, at or above the Fund’s net asset value. Securities, including the Shares, are subject to market fluctuations and liquidity constraints that may be caused by such factors as economic, political, or regulatory developments, changes in interest rates, and/or perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments.

Cash Transaction Risk. Most ETFs generally make in-kind redemptions to avoid being taxed at the fund level on gains on the distributed portfolio securities. However, unlike most ETFs, the Fund currently intends to effect some or all redemptions for cash, rather than in-kind, because of the nature of the Fund’s investments. The Fund may be required to sell portfolio securities to obtain the cash needed to distribute redemption proceeds, which involves transaction costs that the Fund may not have incurred had it effected redemptions entirely in kind. These costs may include brokerage costs and/or taxable gains or losses, which may be imposed on the Fund and decrease the Fund’s NAV to the extent such costs are not offset by a transaction fee payable to an AP. If the Fund recognizes gain on these sales, this generally will cause the Fund to recognize gain it might not otherwise have recognized if it were to distribute portfolio securities in-kind, or to recognize such gain sooner than would otherwise be required. This may decrease the tax efficiency of the Fund compared to ETFs that utilize an in-kind redemption process, and there may be a substantial difference in the after-tax rate of return between the Fund and other ETFs.

Risks Related to Regulation, External Factors, and Federal Income Tax Consequences

Tax Risk. The Fund intends to elect and to qualify each year to be treated as a RIC under Subchapter M of the Code. As a RIC, the Fund will not be subject to U.S. federal income tax on the portion of its net investment income and net capital gain that it distributes to shareholders, provided that it satisfies certain requirements of the Code. If the Fund does not qualify as a RIC for any taxable year and certain relief provisions are not available, the Fund’s taxable income will be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed. Additionally, buying securities shortly before the record date for a taxable dividend or capital gain distribution is commonly known as “buying the dividend.” In the event a shareholder purchases Shares shortly before such a distribution, the entire distribution may be taxable to the shareholder even though a portion of the distribution effectively represents a return of the purchase price. To comply with the asset diversification test applicable to a RIC, the Fund will limit its investments in the Subsidiary to 25% of the Fund’s total assets at the end of each tax quarter. The investment strategy of the Fund will cause the Fund to hold substantially more than 25% of the Fund’s total assets in investments in the Subsidiary the majority of the time. The Fund intends to manage the exposure to the Subsidiary so that the Fund’s investments in the Subsidiary do not exceed 25% of the total assets at the end of any tax quarter. If the Fund’s investments in the Subsidiary were to exceed 25% of the Fund’s total assets at the end of a tax quarter, the Fund, generally, has a grace period to cure such lack of compliance. If the Fund fails to timely cure, it may no longer be eligible to be treated as a RIC.

Because Flyers Index Futures Contracts produce non-qualifying income for purposes of qualifying as a RIC, the Fund makes its investments in Flyers Index Futures Contracts through the Subsidiary. The Fund intends to treat any income it may derive from the futures contracts received by the Subsidiary as “qualifying income” under the provisions of the Code applicable to RICs. The IRS has issued PLRs provided to third parties not associated with the Fund or its affiliates (which only those parties may rely on as precedent) concluding that similar arrangements resulted in qualifying income. Many of such PLRs have now been revoked by the IRS. In March of 2019, the Internal Revenue Service published Regulations that concluded that income from a corporation similar to the Subsidiary would be qualifying income, if the income is related to the Fund’s business of investing in stocks or securities. Although the Regulations do not require distributions from the Subsidiary, the Fund intends to cause the Subsidiary to make distributions that would allow the Fund to make timely distributions to its shareholders. The Fund generally will be required to include in its own taxable income the income of the Subsidiary for a tax year, regardless of whether the Fund receives a distribution of the Subsidiary’s income in that tax year, and this income would nevertheless be subject to the distribution requirement for qualification as a RIC and would be taken into account for purposes of the 4% excise tax.

If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions.

Subsidiary Regulatory Investment Risk. Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary are organized, respectively, could result in the inability of the Fund to operate as intended and could negatively affect the Fund and its shareholders. The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. However, as the Subsidiary is wholly-owned by the Fund, and the investors of the Fund will have the investor protections of the 1940 Act, the Fund as a whole—including the Subsidiary—will provide investors with 1940 Act protections.

Commodity Regulatory Risk. The Fund’s use of commodity futures subject to regulation by the CFTC has caused the Fund to be classified as a “commodity pool” and this designation requires that the Fund comply with CFTC rules, which may impose additional regulatory requirements and compliance obligations. The Fund’s investment decisions may need to be modified, and commodity contract positions held by the Fund may have to be liquidated at disadvantageous times or prices, to avoid exceeding any applicable position limits established by the CFTC, potentially subjecting the Fund to substantial losses. The regulation of commodity transactions in the United States is subject to ongoing modification by government, self-regulatory and judicial action. The effect of any future regulatory change with respect to any aspect of the Fund is impossible to predict, but could be substantial and adverse to the Fund.

Regulatory Risk. The regulatory framework governing sports-linked financial instruments is evolving and subject to significant uncertainty. Flyers Index Futures Contracts are a novel instrument class for which there is limited regulatory precedent. The CFTC has broad discretionary authority to determine whether particular contracts are consistent with the public interest, including authority to disapprove or direct an exchange to delist contracts that the CFTC determines involve gaming, are unlawful, or otherwise run contrary to the purposes of the CEA. The CFTC has recently proposed amendments to its rules concerning event contracts, commonly referred to as prediction markets, to specify which contracts may be determined contrary to the public interest and therefore may not be listed for trading or accepted for clearing on or through a CFTC-regulated entity. The CFTC or the listing exchange could, at any time and without advance notice, impose new conditions, margin or position-limit requirements, reporting obligations, trading halts, settlement adjustments, or delisting actions. Any such changes could, among other things; (i) impair the Fund’s ability to establish, maintain, or close positions; (ii) require the Fund to liquidate positions at disadvantageous prices; (iii) alter the economic characteristics on which the Fund relies; or (iv) render the Fund’s principal investment strategy impractical. In addition, future legislative, judicial, or administrative developments could retroactively affect the permissibility, settlement mechanics, or availability of Flyers Index Futures Contracts. These developments may occur abruptly and may not provide mechanisms for investor recourse or for the orderly unwind of positions. There can be no assurance that the regulatory environment for sports-linked financial instruments will remain stable or favorable.

Cyber Security Risk. The Fund is susceptible to operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding, but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the Fund’s third-party service providers, such as its administrator, transfer agent, or custodian, as applicable, or issuers in which the Fund invests, can also subject the Fund to many of the same risks associated with direct cyber security breaches. While the Fund has established business continuity plans and risk management systems designed to reduce the risks associated with cyber security, there are inherent limitations in such plans and systems. Additionally, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third-party service providers.

Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, Flyers, tsunamis and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics (for example, the novel coronavirus COVID-19), have been and can be highly disruptive to economies and markets and have recently led, and may continue to lead, to increased market volatility and significant market losses. Such natural disaster and health crises could exacerbate political, social, and economic risks, and result in significant breakdowns, delays, shutdowns, social isolation, and other disruptions to important global, local and regional supply chains affected, with potential corresponding results on the operating performance of the Fund and its investments. A climate of uncertainty and panic, including the contagion of infectious viruses or diseases, may adversely affect global, regional, and local economies and reduce the availability of potential investment opportunities, and increases the difficulty of performing due diligence and modeling market conditions, potentially reducing the accuracy of financial projections. Under these circumstances, the Fund may have difficulty achieving its investment objectives which may adversely impact Fund performance. Further, such events can be highly disruptive to economies and markets, significantly disrupt the operations of individual companies (including, but not limited to, the Fund’s investment advisor, third party service providers, and counterparties), sectors, industries, markets, securities and commodity exchanges, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. These factors can cause substantial market volatility, exchange trading suspensions and closures, changes in the availability of and the margin requirements for certain instruments, and can impact the ability of the Fund to complete redemptions and otherwise affect Fund performance and Fund trading in the secondary market. A widespread crisis would also affect the global economy in ways that cannot necessarily be foreseen. How long such events will last and whether they will continue or recur cannot be predicted. Impacts from these could have a significant impact on the Fund’s performance, resulting in losses to your investment.

Performance

As of the date of this prospectus, the Fund has not yet commenced operations and therefore does not have a performance history. Once available, the Fund’s performance information will be accessible on the Fund’s website at www.volatilityshares.com and will provide some indication of the risks of investing in the Fund.

Management

Investment Adviser

Volatility Shares LLC

Portfolio Managers

The following persons serve as portfolio managers of the Fund.

•	Charles Lowery — Chief Investment Officer, Volatility Shares
•	Anand Desai — Head of Portfolio Management, Volatility Shares
•	Dustin Shidaker — Portfolio Manager, Volatility Shares

Each of the portfolio managers is primarily and jointly responsible for the day-to-day management of the Fund. Each of the Fund’s portfolio managers have served in such capacity since the Fund’s inception.

Purchase and Sale of Shares

The Fund issues and redeems Shares on a continuous basis, at NAV, only in large blocks of shares called “Creation Units.” Individual Shares may only be purchased and sold on the secondary market through a broker-dealer at a market price. Since Shares trade on securities exchanges in the secondary market at their market price rather than their NAV, the Shares may trade at a price greater than (premium) or less than (discount) the Fund’s NAV. An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). Recent information, including the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is available online at www.volatilityshares.com.

Tax Information

The Fund’s distributions will generally be taxable as ordinary income, returns of capital or capital gains. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser and Foreside Fund Services, LLC, the Fund’s distributor (the “Distributor”), may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Pittsburgh Penguins ETF

Investment Objective

The Pittsburgh Penguins ETF (the “Fund” or “[__]”) seeks to provide investment results, before fees and expenses, that correspond to the performance of futures contracts on the CME FSPI NHL Pittsburgh Penguins Index.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell Shares. Investors may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example set forth below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	[___]	%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses(1)	0.00%
Total Annual Fund Operating Expenses	[___]	%
(1)	“Other Expenses” are estimates based on the expenses the Fund expects to incur for the current fiscal year.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels. This example does not include the brokerage commissions that investors may pay to buy and sell Shares.

Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years
$[__]	$[___]

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. Because the Fund is new, portfolio turnover information is unavailable at this time.

Principal Investment Strategies

The Fund is an exchange-traded fund (“ETF”) that seeks to achieve its investment objective primarily through investments in futures contracts on the CME FSPI NHL Pittsburgh Penguins Index, which is a non-investable index (the “Penguins Index”). The Penguins Index is designed to systemically measure the cumulative team performance of the Pittsburgh Penguins only during games played over the regular and post-season. The Penguins Index is a transparent, rules-based system using official league statistics, where positive actions add points and negative actions subtract points. The Penguins Index is based on fifty-five statistical measures of performance and results of team games (wins, losses and ties) that results in continuous, live statistical values that underpin the value of the Penguins Index which is calculated into a trackable and tradable number. The Penguins Index is based solely on these statistical factors, and the performance of other professional hockey teams in the National Hockey League® (the “NHL”), or events outside of on-ice performance by the Pittsburgh Penguins, will not impact the value of the Penguins Index.

The Penguins Index has an initial standardized base value of 7,500 before the season and moves up or down based on officially reported statistics from each game, including real-time movement during regular season and postseason play. At the conclusion of the postseason, the Penguins Index value resets to 7,500.

The Penguins Index is maintained and calculated by FutureSports (the “Index Provider”). The Penguins Index methodology is designed to align with the International Organization of Securities Commissions (“IOSCO”) Principles for Financial Benchmarks and supported by published governance, oversight and methodology change procedures. The NHL serves as the official data source for the Penguins Index but does not participate in index determination or governance.

The Fund obtains exposure to the Penguins Index by investments in futures contracts that reference the Penguins Index and that trade on an exchange registered with the Commodity Futures Trading Commission (“Penguins Index Futures Contracts”), and cash, cash-like instruments or high quality securities that serve as collateral to the Fund’s investments in Penguins Index Futures Contracts (“Collateral Investments”).

Under normal circumstances, the Fund will invest at least 80% of the value of its net assets (plus borrowings for investment purposes) in Penguins Index-Linked Instruments. For purposes of this policy, “Penguins Index-Linked Instruments” means (i) Penguins Index Futures Contracts; (ii) shares of other investment companies registered under the Investment Company Act of 1940 (the “1940 Act”) that invest in similar assets to those in which the Fund may invest (“Other Investment Companies”); (iii) exchange traded options on the Penguins Index or shares of Other Investment Companies; and (iv) swap agreement transactions that reference Penguins Index Futures Contracts, Other Investment Companies, or the Penguins Index. Certain Penguins Index-Linked Instruments, such as Other Investment Companies or options thereon, are currently unavailable for investment, though are expected to become available in the future.

The Fund expects to gain investment exposure to the Penguins Index by investing a portion of its assets in a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”).

The Fund does not invest directly in prediction markets, event contracts or other instruments that provide exposure to individual sporting event or season-long outcomes or to investments that provide exposure to the financial performance of individual sports teams or leagues. Instead, the Fund seeks to benefit from increases in the price of Penguins Index Futures Contracts.

The investment adviser to the Fund and the Subsidiary is Volatility Shares LLC (the “Adviser” or “Volatility Shares”). The Adviser oversees the Fund and implements the day-to-day portfolio management responsibilities for the Fund. In serving as investment adviser to the Fund, the Adviser does not conduct conventional investment research or analysis or forecast market movement or trends.

The Fund is classified as a “non-diversified company” under the 1940 Act. The Fund will not concentrate its investments in securities of issuers in any industry or group of industries, as the term “concentrate” is used in the 1940 Act, except that the Fund may invest more than 25% of its total assets in Penguins Index-Linked Instruments.

The Pittsburgh Penguins

The Pittsburgh Penguins are a professional ice hockey team based in Pittsburgh, Pennsylvania, competing in the Metropolitan Division of the NHL’s Eastern Conference. During the 2025–2026 season, the Penguins finished second in the Metropolitan Division, ranking 10th in standings points, 3rd in goals for, 24th in goals against, and 7th in goal differential. The Penguins were founded in 1967 as part of the NHL’s first expansion. The Penguins are currently owned by the Hoffmann Family of Companies, with Geoff Hoffmann serving as Governor since 2026. The team has won five Stanley Cup championships, capturing titles in 1991, 1992, 2009, 2016, and 2017. Neither the Fund, the Trust, nor the Adviser is affiliated with the Pittsburgh Penguins.

Penguins Index Futures Contracts

The Fund intends to typically enter into cash-settled Penguins Index Futures Contracts as the “buyer,” except as detailed below.

In simplest terms, in a cash-settled futures market the counterparty pays cash to the buyer if the price of a futures contract goes up, and buyer pays cash to the counterparty if the price of the futures contract goes down. In order to maintain its exposure to the Penguins Index, the Fund intends to exit its futures contracts as they near expiration and replace them with new futures contracts with a later expiration date. Futures contracts with a longer term to expiration may be priced higher than futures contracts with a shorter term to expiration, a relationship called “contango”. When rolling futures contracts that are in contango the Fund will close its long position by selling the shorter-term contract at a relatively lower price and buying a longer-dated contract at a relatively higher price. The presence of contango will adversely affect the performance of the Fund. Conversely, futures contracts with a longer term to expiration may be priced lower than futures contracts with a shorter term to expiration, a relationship called “backwardation”. When rolling long futures contracts that are in backwardation, the Fund will close its long position by selling the shorter-term contract at a relatively higher price and buying a longer-dated contract at a relatively lower price. The presence of backwardation may positively affect the performance of the Fund. Further, the returns of the Penguins Index Futures Contracts may differ from that of the Penguins Index due to the divergence in prices or the costs associated with investing in futures contracts, which may negatively impact the Fund’s returns.

The Fund invests in Penguins Index Futures Contracts indirectly via the Subsidiary. The Subsidiary and the Fund will have the same investment adviser and investment objective. The Subsidiary will also follow the same general investment policies and restrictions as the Fund. Except as noted herein, for purposes of this Prospectus, references to the Fund’s investment strategies and risks include those of the Subsidiary. The Fund complies with the provisions of the 1940 Act governing investment policies and capital structure and leverage on an aggregate basis with the Subsidiary. Furthermore, the Adviser, as the investment adviser to the Subsidiary, complies with the provisions of the 1940 Act relating to investment advisory contracts as it relates to its advisory agreement with the Subsidiary. The Subsidiary also complies with the provisions of the 1940 Act relating to affiliated transactions and custody. Because the Fund intends to qualify for treatment as a regulated investment company (a “RIC”) under the Internal Revenue Code of 1986 (the “Code”), the size of the Fund’s investment in the Subsidiary will not exceed 25% of the Fund’s total assets at or around each quarter end of the Fund’s fiscal year. In order to qualify as a RIC, the Fund will have to reduce its exposure to its Subsidiary on or around the end of each of the Fund’s fiscal quarter ends. The Fund expects to reduce its exposure to its Subsidiary during these periods by investing in certain other investments as described below. During these periods, the Fund may not achieve its investment objective. At other times of the year, the Fund’s investments in the Subsidiary will significantly exceed 25% of the Fund’s total assets. The Subsidiary’s custodian is U.S. Bank, N.A.

If circumstances occur where market prices for Penguins Index Futures Contracts were not readily available, the Fund would fair value its Penguins Index Futures Contracts in accordance with its pricing and valuation policy and procedures for fair value determinations. Pursuant to those policies and procedures, the Adviser would consider various factors, such as pricing history; market levels prior to price limits or halts; and supply, demand, and open interest in Penguins Index Futures Contracts, among other factors. The Adviser would document its proposed pricing and methodology, detailing the factors that entered into the valuation.

Collateral Investments

The Fund will also invest its assets in Collateral Investments. The Collateral Investments may consist of high-quality securities, which include: (1) U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury; (2) investment companies registered under the 1940 Act that invest in high-quality securities; and/or (3) corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by businesses that are rated investment grade or determined by the Adviser to be of comparable quality. For these purposes, “investment grade” is defined as investments with a rating at the time of purchase in one of the four highest categories of at least one nationally recognized statistical rating organization (e.g., BBB- or higher from S&P Global Ratings or Baa3 or higher from Moody’s Investors Service, Inc.).

The Collateral Investments are designed to provide liquidity, serve as margin, or otherwise collateralize the Subsidiary’s investments in Penguins Index-Linked Instruments. The Fund expects that it will primarily invest its assets, and that the Subsidiary will primarily invest its assets, in Collateral Investments that are “securities,” as such term is defined under the 1940 Act.

Other Investments

In order to help the Fund maintain exposure to the Penguins Index, maintain its tax status as a RIC on days in and around quarter-end, help the Fund maintain its desired exposure to Penguins Index Futures Contracts when it is approaching or has exceeded position limits or accountability levels, or because of liquidity or other constraints, the Fund may invest in the following:

Reverse Repurchase Agreements

The Fund may invest in reverse repurchase agreements which are a form of borrowing in which the Fund sells portfolio securities to financial institutions and agrees to repurchase them at a mutually agreed-upon date and price that is higher than the original sale price, and use the proceeds for investment purchases.

As a result of the Fund repurchasing the securities at a higher price, the Fund will lose money by engaging in reverse repurchase agreement transactions.

As noted above, because the Fund intends to qualify for treatment as a RIC under the Code, the size of the Fund’s investment in the Subsidiary will not exceed 25% of the Fund’s total assets at or around each quarter end of the Fund’s fiscal year (the “Asset Diversification Test”). At other times of the year, the Fund’s investments in the Subsidiary will significantly exceed 25% of the Fund’s total (or gross) assets.

When the Fund seeks to reduce its total assets exposure to the Subsidiary, it may use the short-term Treasury Bills it owns (and purchase additional Treasury Bills as needed) to transact in reverse repurchase agreement transactions, which are ostensibly loans to the Fund. Those loans will increase the gross assets of the Fund, which the Adviser expects will allow the Fund to meet the Asset Diversification Test. When the Fund enters into a reverse repurchase agreement, it will either (i) be consistent with Section 18 of the 1940 Act and maintain asset coverage of at least 300% of the value of the reverse repurchase agreement; or (ii) treat the reverse repurchase agreement transactions as derivative transactions for purposes of Rule 18f-4 under the 1940 Act (“Rule 18f-4”), including as applicable, the value-at-risk based limit on leverage risk.

Other Investment Companies

The Fund may invest in shares of Other Investment Companies, that is, shares of investment companies registered under the 1940 Act that invest in similar assets to those in which the Fund may invest.

Exchange-traded option contracts on shares of Other Investment Companies.

The Fund may invest in exchange-listed option contracts on shares of Other Investment Companies, which invest in similar assets to those in which the Fund may invest. An option is a contract that gives the purchaser of the option, in return for the premium paid, the right to buy shares of an investment company, from the writer of the option (in the case of a call option), or to sell shares of the investment company to the writer of the option (in the case of a put option) at a designated price during the term of the option. The premium paid by the buyer of an option will reflect, among other things, the relationship of the exercise price to the market price and the volatility of the shares of the investment company, the remaining term of the option, supply, demand, interest rates and/or currency exchange rates. The Fund may utilize “American” style options or “European” style options. American style options are exercisable on any date prior to the expiration date of the option contract. In contrast, European style options are exercisable only on the expiration date of the option contract.

Swaps that reference Penguins Index Futures Contracts, Other Investment Companies, or the Penguins Index.

Swap contracts are transactions entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a swap transaction, the Fund and a counterparty will agree to exchange or “swap” payments based on the change in value of an underlying asset or benchmark. For example, the two parties may agree to exchange the return (or differentials in rates of returns) earned or realized on a particular investment or instrument. In the case of the Fund, the reference asset can be Penguins Index Futures Contracts, Other Investment Companies or the Penguins Index.

Principal Risks

As with all investments, there are certain risks of investing in the Fund. Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective. An investment in the Fund does not represent a complete investment program. An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, the Adviser or any of their affiliates. You should consider carefully the following risks before investing in the Fund.

Each risk noted below is considered a principal risk of investing in the Fund, regardless of the order in which it appears. The significance of each risk factor below may change over time and you should review each risk factor carefully.

Risks Specific to the Fund’s Investments

Investment Strategy Risk. The Fund, through the Subsidiary, invests primarily in Penguins Index Futures Contracts. The Fund does not invest directly in prediction markets, event contracts or other instruments that provide exposure to individual sporting event or season-long outcomes or to investments that provide exposure to the financial performance of individual sports teams or leagues. Instead, the Fund seeks to benefit from increases in the price of Penguins Index Futures Contracts. The price of Penguins Index Futures Contracts may not be an accurate measure of the Penguins Index. Consequently, the Fund may perform differently from the performance of the Penguins Index. There can be no guarantee that the performance of Penguins Index Futures Contracts will be highly correlated to the performance of the Penguins Index. Transaction costs (including the costs associated with futures investing), position limits, the availability of counterparties and other factors may impact the cost and pricing of Penguins Index Futures Contracts and decrease the correlation between the performance of Penguins Index Futures Contracts and the Penguins Index, over short- or long-term periods. In addition, the performance of back-month Penguins Index Futures Contracts is likely to differ more significantly from the performance of the Penguins Index. To the extent the Fund is invested in back-month Penguins Index Futures Contracts, the performance of the Fund should be expected to deviate more significantly from the performance of the Penguins Index. Moreover, because the Penguins Index is uninvestable, the Fund can only gain exposure through futures contracts and other derivatives, and differences between the prices of those instruments and the levels of the Penguins Index may result in the Fund experiencing larger losses or smaller gains than would be implied by changes in the Penguins Index alone.

Sports Performance Risk. The Fund’s investment strategy is inherently speculative. The value of Penguins Index Futures Contracts is derived from the statistical performance of a single professional sports team as measured by the Penguins Index. Successfully investing in Penguins Index Futures Contracts requires that the team tracked by the index performs well statistically over the course of a season, an outcome that is inherently uncertain and subject to numerous unpredictable variables, including player health, competitive dynamics, coaching decisions, and random variation in athletic performance. The Penguins Index may decline in value, and there can be no assurance that the team tracked by the index will perform at or above the levels implied by the prices of Penguins Index Futures Contracts at the time the Fund obtains exposure.

On-Ice Performance and Competitive Results Risk. The Fund’s investment performance is linked to the on-ice statistical performance of a single NHL team during the regular season and, if applicable, the playoffs. The prices of Penguins Index Futures Contracts are expected to rise when the team performs well statistically and to fall when the team performs poorly. Competitive results in professional hockey are inherently unpredictable and can be influenced by factors entirely outside the team’s control, including the performance of opposing teams, referee calls, random puck bounces, weather affecting travel, and in-game injuries. A team may enter a season with high expectations based on roster strength, coaching hires, or offseason acquisitions, only to underperform due to chemistry issues, unexpected injuries to key players, player slumps, or tactical mismatches against divisional opponents. The NHL season extends over several months and includes 82 regular season games per team, during which even a strong team may experience prolonged losing streaks that cause material declines in the Penguins Index. If the team fails to make the playoffs, the Fund will not benefit from any potential uplift in index value that could accompany postseason success. Conversely, early playoff elimination could cause sharp declines in futures prices if the market had priced in deeper postseason performance. Because the Fund is concentrated in a single NHL team, there is no opportunity to offset poor on-ice performance by gaining exposure to a stronger team or a different sport.

Penguins Index Investing Risk. The Fund is indirectly exposed to the risks of the Penguins Index through its investments in Penguins Index Futures Contracts and other Penguins Index-Linked Instruments. The Fund does not invest in the Penguins Index, which is an uninvestable index. The performance of the Penguins Index will be very different from a portfolio of Penguins Index Futures Contracts.

The Penguins Index moves up or down based on officially reported statistics from every game, match, or event throughout the regular season and postseason. Positive statistical actions (e.g., goals scored, points earned) add value to the index, while negative actions (e.g., opponent scoring, penalties or setbacks) subtract value. Poor statistical performance by the Pittsburgh Penguins could have a significant negative impact on the level of the Penguins Index and therefore the value of the Fund. In addition, unlike instruments that are based on tradable reference assets, the Penguins Index Futures Contracts and Penguins Index-Linked Instruments are tied to an index that is not directly investable and, thus, have settlement prices based on the calculation of that index, not the price of a tradable asset.

Concentrated Single-Team Exposure Risk. The Fund’s investment strategy results in concentrated exposure to a single professional sports team’s statistical performance (i.e., the Pittsburgh Penguins) as measured by an index. Unlike diversified funds that spread risk across multiple asset classes, sectors, or issuers, the Fund’s performance is primarily driven by the statistical output of one team over the course of a season. As a result, the Fund is more susceptible to risks affecting that team, including player injuries, suspensions, trades, retirements, coaching changes, front-office turnover, league sanctions, labor disputes, lockouts, or other events that directly or indirectly influence the team’s on-ice statistical performance. This degree of concentration will likely increase volatility in the Fund’s NAV, heighten the likelihood of significant losses over short periods, and cause the Fund’s returns to diverge substantially from those of more diversified investments. Additionally, because the Fund is concentrated in a single team, it is inherently concentrated in a single professional sports league. This subjects the Fund to league-specific risks, including league-wide labor disputes, broad scandal, changes to the structure or rules of the league, or events that cause the cancellation or suspension of games. The Fund has no ability to rotate exposure into a different team, sport, or league in response to adverse developments affecting the team to which it has exposure.

Insider Trading and Information Asymmetry Risk. Unlike securities markets, which are governed by well-established insider trading prohibitions under the Securities Exchange Act of 1934, the legal framework governing trading on the basis of material, non-public information in the context of commodity futures is less developed. While the CFTC has broad anti-manipulation and anti-fraud authority under the Commodity Exchange Act (“CEA”), specific rules and judicial precedent addressing what constitutes improper trading on non-public information in the context of sports-linked futures remain nascent. Certain individuals may possess material, non-public information that could affect the statistical performance of the Penguins Index and, consequently, the prices of Penguins Index Futures Contracts. Such individuals may include, without limitation, team coaches, players, trainers, team medical staff, front office personnel, referees, officials, league personnel, or sports data providers. For example, undisclosed injuries to key players or undisclosed lineup changes could materially affect the level of the Penguins Index. Such persons could trade Penguins Index Futures Contracts or Fund Shares to profit from their informational advantage prior to public disclosure. There is no guarantee that exchanges, the CME, or the CFTC will successfully detect and prevent such trading, and the Fund has no means of preventing such individuals from purchasing or selling Fund Shares. The participation of informed insiders in the market for Penguins Index Futures Contracts can create adverse selection for other market participants and distort market prices. Because the Fund is concentrated in a single team, the impact of insider trading on the Fund may be more pronounced than in markets with broader diversification.

League Credibility and Sports Integrity Risk. The Penguins Index is calculated based on official league statistics derived from the games of a single professional sports team, and the integrity of those games is fundamental to the reliability of the index. Efforts to interfere with the team’s games, including match-fixing, point-shaving, or referee manipulation, could materially affect the statistical data upon which the Penguins Index is based, create significant uncertainty regarding index levels, and cause pronounced price volatility in Penguins Index Futures Contracts. Confirmed or suspected game interference may also prompt legislative or regulatory responses, including restrictions on sports-linked financial products or emergency rulemaking by the CFTC, that could restrict the listing or trading of Penguins Index Futures Contracts. Even widely publicized allegations of interference, absent actual misconduct, could undermine market confidence in the Penguins Index and the futures contracts that reference it.

Gaming and State Regulatory Litigation Risk. Exchanges that list sports-linked financial instruments, including Penguins Index Futures Contracts, may be subject to legal challenges brought by state attorneys general, state gaming commissions, and other state-level actors asserting that such instruments constitute regulated gambling or gaming activity under state law, notwithstanding that such contracts are listed on a CFTC-regulated exchange. Such proceedings may assert that the listing of sports-linked contracts violates state gaming statutes, requires state gaming or sports wagering licenses, or constitutes an illegal gambling enterprise. These exchanges, and the CFTC in certain court filings, have asserted that the CEA and the CFTC’s exclusive jurisdiction over CFTC-regulated exchanges preempts state gaming regulations. There is no assurance that federal courts will rule in favor of federal preemption, and resolution may require years of litigation and potentially appellate review. An adverse ruling could result in the suspension or cessation of trading in Penguins Index Futures Contracts, material operational restrictions, significant financial penalties, or the effective loss of the ability to list sports-linked futures. Any of these outcomes could materially and adversely affect the Fund’s ability to achieve its investment objective and could result in significant losses.

Platform and Distribution Restriction Risk. Broker-dealers, registered investment adviser platforms, wirehouses, and other financial intermediaries may refuse to list, recommend, or permit purchases of Fund Shares through their platforms due to the Fund’s association with sports performance outcomes and the perception that such products are akin to sports wagering, regardless of the Fund’s legal status as a registered investment company under the 1940 Act. Certain intermediaries may permit only unsolicited purchases, prohibit financial advisers from recommending the Fund, or exclude the Fund from model portfolios entirely. These restrictions could limit the Fund’s accessible investor base, constrain assets under management, reduce secondary market liquidity, widen bid-ask spreads, and increase the likelihood that Fund Shares will trade at significant premiums or discounts to net asset value. Even if an intermediary initially permits distribution, it may subsequently restrict access in response to adverse regulatory developments, reputational concerns, or changes in compliance policies. If a significant number of intermediaries refuse to distribute Fund Shares, the Fund may be unable to achieve sufficient scale, which could increase the Fund’s expense ratio, reduce trading volume, and impair the Fund’s ability to operate effectively.

Novel Market Risk. Penguins Index Futures Contracts are a novel asset class with limited trading history. The market may not develop the depth, liquidity, or trading efficiency associated with more established futures markets, and its pricing may be influenced by factors unrelated to fundamental assessments of team performance, including speculative activity, behavioral biases, regulatory headlines, or concentrated participation by a limited number of traders. There is limited historical data on which to base expectations regarding future price behavior, volatility patterns, or the costs associated with maintaining exposure, and traditional risk metrics may not accurately capture the risks of investing in this market. There can be no assurance that the market for Penguins Index Futures Contracts will achieve or sustain the level of participation, liquidity, and price discovery necessary for the Fund to effectively pursue its investment objective.

Limited Price Discovery and Market Depth Risk. Because Penguins Index Futures Contracts are a newly created instrument class, the market may lack the depth, breadth, and participation necessary for reliable price discovery. Traditional commodity futures markets benefit from decades of participation by commercial hedgers, speculators, and arbitrageurs whose activities contribute to efficient pricing. The market for Penguins Index Futures Contracts is expected to have few, if any, natural commercial hedgers, and may be dominated by retail speculators, algorithmic traders, or a small number of institutional participants. This concentrated participation could result in prices that do not accurately reflect fair value, wider bid-ask spreads, and elevated intraday price volatility. In thin markets, even modest order flow from the Fund could move prices against the Fund, increasing transaction costs and reducing returns. There can be no assurance that the market for Penguins Index Futures Contracts will develop sufficient liquidity over time, and the Fund may be unable to establish or exit positions at prices the Fund considers favorable.

Seasonality and Offseason Risk. The Penguins Index resets to a standardized base value prior to the start of each sports season and has a defined life cycle that ends following the postseason. Because the Fund tracks a single team in a single sport, the Fund is tied to that sport’s competitive calendar and has no ability to diversify across sports or rotate into a sport that is in-season when the team’s sport is not. During the playing season, the Penguins Index moves in real-time based on officially reported game statistics, and the prices of Penguins Index Futures Contracts are expected to reflect both the current index level and market expectations regarding future team performance. During the offseason, however, the Penguins Index will not move because no games are being played, and the Fund’s exposure to Penguins Index Futures Contracts will behave differently than during the playing season. The Fund anticipates maintaining exposure to Penguins Index Futures Contracts during the offseason. Although the underlying index will be static during this period, the prices of Penguins Index Futures Contracts may still fluctuate based on market expectations regarding the team’s prospects for the upcoming season, including coaching changes, player trades, draft picks, free agent signings, injury recovery timelines, training camp developments, and other factors that affect the market’s assessment of the team’s likely statistical performance. However, because the index itself is not moving during the offseason, the magnitude of futures price movements may be reduced relative to the playing season, and the relationship between futures prices and the underlying index level may be less predictable. There can be no assurance that the Fund’s offseason futures holdings will appreciate in value, and the Fund may experience losses during the offseason if market sentiment regarding the team’s upcoming season deteriorates. In addition, there can be no assurance that Penguins Index Futures Contracts will be available in sufficient volume or at favorable pricing during the offseason or at the start of a new season.

League Discontinuation, Lockout, or Strike Risk. The Fund’s ability to invest in Penguins Index Futures Contracts depends on the continued operation of the NHL and the playing of scheduled games. Labor disputes between the NHL and its players’ union could result in a lockout or strike that suspends or cancels all or a significant portion of a season. The NHL has previously experienced work stoppages, including a full-season cancellation in 2004-2005. During any such period, no games would be played, the Penguins Index would not generate data, and trading in Penguins Index Futures Contracts could be suspended or severely impaired. The Fund would be unable to pursue its investment strategy during such a period, may be forced to liquidate positions at disadvantageous prices, and could experience substantial losses. Even after a labor dispute is resolved, the shortened or restructured season could materially change the statistical patterns underlying the index methodology. In addition, force majeure events such as a pandemic, natural disaster, or other circumstances beyond the control of the league could cause widespread game cancellations or delays. There can be no assurance that the league will not experience a work stoppage or other extended interruption during the Fund’s investment period, or that the Fund will be able to recover any losses incurred as a result of such events.

Index Provider and Data Dependency Risk. The Penguins Index is maintained and calculated by a single Index Provider, FutureSports. If the Index Provider were to experience operational failures, cease operations, lose its data feed from the applicable sports league, experience a cybersecurity breach, or otherwise become unable to calculate the Penguins Index, Penguins Index Futures Contracts may have no reliable reference value, which could materially and adversely affect the value of the Fund. In addition, the Penguins Index is calculated solely on the basis of officially reported statistics from a single sports league. The league serves as the data source but does not participate in index determination or governance. If the league were to report incorrect statistics, issue post-game corrections, change how it reports or categorizes statistics, delay reporting, or discontinue the provision of data to the Index Provider, the settlement prices of Penguins Index Futures Contracts could be based on erroneous or incomplete data. Furthermore, the Index Provider controls the methodology by which official statistics are translated into index points. If the Index Provider amends or discontinues its methodology, the behavior of the Penguins Index could change materially and the futures market may not immediately price in such changes. The Penguins Index is calculated in real-time while games are being played, which introduces latency, data-feed, and computational risks that differ from those associated with traditional financial indexes.

Trading Hours and Sporting Event Timing Risk. NHL games may occur during evening hours, on weekends, and on holidays when the Exchange is closed and when the market for Penguins Index Futures Contracts may have limited or no trading activity. Because the Penguins Index moves in real-time while games are being played, material index movements may occur during periods when investors are unable to buy or sell Shares or when Penguins Index Futures Contracts are not actively trading. As a result, the opening price of Shares and the prices of Penguins Index Futures Contracts on the next trading session may differ significantly from the prior session’s closing prices, potentially resulting in large gaps at the open. Shareholders may not be able to sell their Shares until after such a gap has been fully realized, resulting in an inability to mitigate losses in a declining market.

Futures Contracts Risk. Risks of futures contracts include: (i) an imperfect correlation between the value of the futures contract and the underlying asset; (ii) possible lack of a liquid secondary market; (iii) the inability to close a futures contract when desired; (iv) losses caused by unanticipated market movements, which may be unlimited; (v) an obligation for the Fund to make daily cash payments to maintain its required margin, particularly at times when the Fund may have insufficient cash; and (vi) unfavorable execution prices from rapid selling. Unlike equities, which typically entitle the holder to a continuing stake in a corporation, futures contracts normally specify a certain date for settlement in cash based on the reference asset. As the futures contracts approach expiration, they may be replaced by similar contracts that have a later expiration. This process is referred to as “rolling.” If the market for these contracts is in “contango,” meaning that the prices of futures contracts in the nearer months are lower than the price of contracts in the distant months, the sale of the near-term month contract would be at a lower price than the longer-term contract, resulting in a cost to “roll” the futures contract. The actual realization of a potential roll cost will be dependent upon the difference in price of the near and distant contract. Because the margin requirement for futures contracts is less than the value of the assets underlying the futures contract, futures trading involves a degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 40% of the value of the futures contract is deposited as margin, a subsequent 20% decrease in the value of the futures contract would result in a loss of half of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A decrease in excess of 40% would result in a loss exceeding the original margin deposit, if the futures contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount initially invested in the futures contract. However, the Fund would presumably have sustained comparable losses if, instead of investing in the futures contract, it had invested in the underlying financial instrument and sold it after the decline. Further, if the market for Penguins Index Futures Contracts is in a period of contango, if the performance of the Penguins Index and the price of Penguins Index Futures Contracts were to decline, the Fund would experience the negative impact of contango. The impact of backwardation or contango may lead to the returns of the Fund to vary significantly from the total return of other price references. Additionally, in the event of a prolonged period of contango, and absent the impact of rising or falling pricing in the Penguins Index, this could have a significant negative impact on the Fund’s NAV and total return.

Position Limits and Price Limits

The CFTC and various exchanges on which Penguins Index Futures Contracts trade have established position limits and price limits for Penguins Index Futures Contracts. Position limit regulation and price limit regulation serve distinct purposes and are regulated differently.

Position limits are designed to prevent excessive speculation that could cause sudden or unreasonable fluctuations in the price of a commodity. They limit the maximum number of contracts a person or entity can hold in a particular commodity.

Price limits are mechanisms to maintain orderly markets by restricting the price range within which futures contracts can trade during a trading session. They prevent extreme price movements that could disrupt market stability. Price limits are typically set as a percentage of the previous day's settlement price. When price limits are hit, trading may be halted or expanded depending on the product and regulatory rules. Unlike position limits, price limits do not restrict the number of contracts a trader can hold but rather the price at which those contracts can be traded. When a price limit is hit, the market for Penguins Index Futures Contracts may temporarily halt until price limits can be expanded or trading may be stopped for the day.

If the Fund is unable to buy or sell Penguins Index Futures Contracts as a result of position limits being hit or price limits that result in a halted or closed market—or for other reasons including limited liquidity in the market for Penguins Index Futures Contracts, a disruption to the market for Penguins Index Futures Contracts, or as a result of margin requirements, accountability levels, or other limitations imposed by the Fund’s futures commission merchants (“FCMs”), the listing exchanges, or the CFTC—the Adviser would take such action as it believes appropriate and in the best interest of the Fund in consideration of the facts and circumstances at such time, including: (i) investing in Penguins Index-Linked Instruments that are not Penguins Index Futures Contracts; (ii) requiring that authorized participants purchase and redeem in large blocks of shares called “Creation Units” through an exchange for related position (EFRP) method rather than in cash; (iii) applying increased authorized participant variable transaction fees for purchases or redemptions of Creation Units made in cash; or (iv) de-levering the Fund, relative to its investment objective, by an amount reflecting prevailing price limits. In addition, the Fund generally may suspend the issuance of Creation Units only for a limited time and only due to extraordinary circumstances, such as when the markets on which the ETF’s portfolio holdings are traded are closed for a limited period of time; that is to say, when the Fund is unable to increase its exposure to underlying assets.

Cost of Futures Investment Risk. When a Penguins Index Futures Contract is nearing expiration, the Fund will generally sell it and use the proceeds to buy a Penguins Index Futures Contract with a later expiration date. This is commonly referred to as “rolling”.

If the Fund rolls Penguins Index Futures Contracts that are in contango, the Fund would sell a lower priced, expiring contract and purchase a higher priced, longer-dated contract. The price difference between the expiring contract and longer-dated contract associated with rolling Penguins Index Futures Contracts is typically substantially higher than the price difference associated with rolling other futures contracts. Contango in the market for Penguins Index Futures Contracts may have a significant adverse impact on the performance of the Fund and may cause Penguins Index Futures Contracts and the Fund to underperform the Penguins Index. Both contango and backwardation would reduce the Fund’s correlation to the Penguins Index and may limit or prevent the Fund from achieving its investment objective. The impact of both contango and backwardation may also be greater to the extent the Fund invests in back-month Penguins Index Futures Contracts.

Investment Capacity Risk. If the Fund’s ability to obtain exposure to Penguins Index Futures Contracts consistent with its investment objective is disrupted for any reason, including but not limited to, limited liquidity in the market for Penguins Index Futures Contracts, a disruption to the market for Penguins Index Futures Contracts, or as a result of margin requirements or position limits imposed by the Fund’s FCMs, the CME, or the CFTC, and the Fund could not otherwise meet its investment objective through the use of other investments discussed above, the Fund would not be able to achieve its investment objective and may experience significant losses.

Liquidity Risk. The market for the Penguins Index Futures Contracts may be subject to periods of illiquidity. During such times it may be difficult or impossible to buy or sell a position at the desired price. Market disruptions or volatility can also make it difficult to find a counterparty willing to transact at a reasonable price and sufficient size. Illiquid markets may cause losses, which could be significant. Large positions also increase the risk of illiquidity, which may make the Fund’s positions more difficult to liquidate, and increase the losses incurred while trying to do so.

Derivatives Risk. In addition to Penguins Index Futures Contracts, the Fund may obtain exposure through the following other derivatives: (1) exchange traded options on Other Investment Companies and/or (2) swap agreement transactions that reference Penguins Index Futures Contracts, Other Investment Companies, or the Penguins Index.

Investing in derivatives may be considered aggressive and may expose the Fund to risks different from, or possibly greater than, the risks associated with investing directly in the reference asset(s) underlying the derivative (e.g., the securities or commodities contained in the Fund). The use of derivatives may result in larger losses or smaller gains than directly investing in securities or commodities. The risks of using derivatives include: (1) the risk that there may be imperfect correlation between the price of the financial instruments and movements in the prices of the reference asset(s); (2) the risk that an instrument is mispriced; (3) credit or counterparty risk on the amount a Fund expects to receive from a counterparty; (4) the risk that securities prices, interest rates and currency markets will move adversely and a Fund will incur significant losses; (5) the risk that the cost of holding a financial instrument might exceed its total return; and (6) the possible absence of a liquid secondary market for a particular instrument and possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to adjust a Fund’s position in a particular instrument when desired. Each of these factors may prevent a Fund from achieving its investment objective and may increase the volatility (i.e., fluctuations) of the Fund’s returns. Because derivatives often require limited initial investment, the use of derivatives also may expose a Fund to losses in excess of those amounts initially invested.

The performance of any Penguins Index-Linked Instrument may not track the performance of its underlying benchmark due to embedded costs and other factors. Thus, to the extent the Fund invests in swaps that use a Penguins Index-Linked Instrument as the reference asset, the Fund may be subject to greater correlation risk and may not achieve as high a degree of correlation with its investment objective than if the Fund only used Penguins Index Futures Contracts.

Swap Agreements Risk. The Fund may enter into cash-settled swaps and other derivatives to gain exposure to an underlying asset without actually purchasing such asset. Swaps are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on a particular pre-determined interest rate, commodity, security, indexes, or other assets or measurable indicators. The primary risks associated with the use of swaps are mispricing or improper valuation, imperfect correlation between movements in the notional amount and the price of the underlying investments, and the failure of a counterparty to perform. If a counterparty’s creditworthiness for an over-the-counter swap declines, the value of the swap would likely decline. Moreover, there is no guarantee that the Fund could eliminate its exposure under an outstanding swap by entering into an offsetting swap with the same or another party. In addition, the Fund may use a combination of swaps on an underlying index.

Options Risk. The Fund may purchase exchange-traded options that reference shares of Other Investment Companies. Transactions in options generally require less capital than equivalent stock transactions. They may return smaller dollar figures but a potentially greater percentage of the investment than equivalent stock transactions. The potential profit is limited to the premium received for the contract. The potential loss can be unlimited. While leverage means the percentage returns can be significant, the amount of cash required is smaller than equivalent stock transactions. It is possible to lose the entire principal invested, and sometimes more. As an options holder, a Fund risks the entire amount of the premium it pays. But as an options writer, it takes on a much higher level of risk. For example, if the Fund writes an uncovered call, it faces unlimited potential loss, since there is no cap on how high a stock price can rise. When buying options, a Fund risks losing the premium paid, plus commissions and fees.

Reverse Repurchase Agreements Risk. The Fund may invest in reverse repurchase agreements. Reverse repurchase agreements are transactions in which the Fund sells portfolio securities to financial institutions such as banks and broker-dealers, and agrees to repurchase them at a mutually agreed-upon date and price which is higher than the original sale price. Reverse repurchase agreements are a form of leverage and the use of reverse repurchase agreements by the Fund may increase the Fund’s volatility. The Fund incurs costs, including interest expenses, in connection with the opening and closing of reverse repurchase agreements that will be borne by the shareholders.

Reverse repurchase agreements are also subject to the risk that the other party to the reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Fund. In situations where the Fund is required to post collateral with a counterparty, the counterparty may fail to segregate the collateral or may commingle the collateral with the counterparty’s own assets. As a result, in the event of the counterparty’s bankruptcy or insolvency, the Fund’s collateral may be subject to the conflicting claims of the counterparty’s creditors, and the Fund may be exposed to the risk of a court treating the Fund as a general unsecured creditor of the counterparty, rather than as the owner of the collateral. There can be no assurance that a counterparty will not default and that the Fund will not sustain a loss on a transaction as a result.

Reverse repurchase agreements also involve the risk that the market value of the securities sold by the Fund may decline below the price at which it is obligated to repurchase the securities. In addition, when the Fund invests the proceeds it receives in a reverse repurchase transaction, there is a risk that those investments may decline in value. In this circumstance, the Fund could be required to sell other investments in order to meet its obligations to repurchase the securities.

Risks Related to Investing in Other Investment Companies. The Fund may invest in long or short positions in Other Investment Companies (i.e., investment companies registered under the 1940 Act that invest in similar assets to those in which the Fund may invest). Investing in Other Investment Companies may involve duplication of advisory or management fees and certain other expenses. By investing in Other Investment Companies, the Fund becomes a shareholder of that Other Investment Company. As a result, Fund shareholders indirectly bear the Fund’s proportionate share of the fees and expenses paid by shareholders of the Other Investment Company, in addition to the fees and expenses Fund shareholders bear in connection with the Fund’s own operations. As a shareholder, the Fund must rely on the Other Investment Company to achieve its investment objective. The Fund’s performance may be magnified positively or negatively by virtue of its investment in the Other Investment Company. If the Other Investment Company fails to achieve its investment objective, the value of the Fund’s investment could decline, thus affecting the Fund’s performance. In addition, because certain Other Investment Company shares are listed on national stock exchanges and are traded like stocks on an exchange, their shares potentially may trade at a discount or a premium. Investments in such shares may be subject to brokerage and other trading costs, which could result in greater expenses to the Fund. Finally, because the value of certain Other Investment Company shares may depend on the demand in the market, the Adviser may not be able to liquidate the Fund’s holdings in those shares at the most optimal time, adversely affecting the Fund’s performance.

Collateral Investments Risk. The Fund’s use of Collateral Investments may include obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities, including bills, notes and bonds issued by the U.S. Treasury, investment companies registered under the 1940 Act that invest in high-quality securities and corporate debt securities, such as commercial paper.

Some securities issued or guaranteed by federal agencies and U.S. Government-sponsored instrumentalities may not be backed by the full faith and credit of the United States, in which case the investor must look principally to the agency or instrumentality issuing or guaranteeing the security for ultimate repayment, and may not be able to assert a claim against the United States itself in the event that the agency or instrumentality does not meet its commitment. The U.S. Government, its agencies and instrumentalities do not guarantee the market value of their securities, and consequently, the value of such securities may fluctuate. Although the Fund may hold securities that carry U.S. Government guarantees, these guarantees do not extend to the Shares.

Investment companies that invest in high-quality securities are subject to management fees and other expenses. Therefore, investments in these funds will cause the Fund to bear indirectly a proportional share of the fees and costs of the funds in which it invests. At the same time, the Fund will continue to pay its own management fees and expenses with respect to all of its assets, including any portion invested in the shares of such fund. It is possible to lose money by investing in investment companies that invest in high-quality securities.

Corporate debt securities such as commercial paper generally are short-term unsecured promissory notes issued by businesses. Corporate debt may carry variable or floating rates of interest. Corporate debt securities carry both credit risk and interest rate risk. Credit risk is the risk that the Fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it is due.

Asset Concentration Risk. Since the Fund may take concentrated positions in Penguins Index Futures Contracts, the Fund’s performance may be hurt disproportionately and significantly by the poor performance of those positions to which it has significant exposure. Asset concentration makes the Fund more susceptible to any single occurrence affecting the underlying positions and may subject the Fund to greater market risk than more diversified funds.

Counterparty Risk. The Fund will be subject to credit risk (i.e., the risk that a counterparty is unwilling or unable to make timely payments or otherwise meet its contractual obligations) with respect to the amount the Fund expects to receive from counterparties to: Penguins Index Futures Contracts; reverse repurchase agreements; swaps on Penguins Index Futures Contracts, Other Investment Companies, or the Penguins Index.

The Fund may be negatively impacted if a counterparty becomes bankrupt or otherwise fails to perform its obligations under such an agreement. The Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding and the Fund may obtain only limited recovery or may obtain no recovery in such circumstances. In order to attempt to mitigate potential counterparty credit risk, the Fund typically enters into transactions with major financial institutions.

The counterparty to an exchange-traded futures contract is subject to the credit risk of the clearing house and the FCM through which it holds its position. Specifically, the FCM or the clearing house could fail to perform its obligations, causing significant losses to the Fund. For example, the Fund could lose margin payments it has deposited with an FCM as well as any gains owed but not paid to the Fund, if the FCM or clearing house becomes insolvent or otherwise fails to perform its obligations. Credit risk of market participants with respect to derivatives that are centrally cleared is concentrated in a few clearing houses and it is not clear how an insolvency proceeding of a clearing house would be conducted and what impact an insolvency of a clearing house would have on the financial system. Under current CFTC regulations, a FCM maintains customers’ assets in a bulk segregated account. If a FCM fails to do so, or is unable to satisfy a substantial deficit in a customer account, its other customers may be subject to risk of loss of their funds in the event of that FCM’s bankruptcy. In that event, in the case of futures, the FCM’s customers are entitled to recover, even in respect of property specifically traceable to them, only a proportional share of all property available for distribution to all of that FCM’s customers. In addition, if the FCM does not comply with the applicable regulations, or in the event of a fraud or misappropriation of customer assets by the FCM, the Fund could have only an unsecured creditor claim in an insolvency of the FCM with respect to the margin held by the FCM. FCMs are also required to transfer to the clearing house the amount of margin required by the clearing house, which amount is generally held in an omnibus account at the clearing house for all customers of the FCM. In addition, the Fund may enter into futures contracts and repurchase agreements with a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. The Fund does not specifically limit its counterparty risk with respect to any single counterparty.

Further, there is a risk that no suitable counterparties are willing to enter into reverse repurchase agreements with the Fund, or continue to enter into, reverse repurchase agreement transactions with the Fund and, as a result, the Fund may not be able to achieve its investment objective. There is also the risk that the Fund may not be able to engage in reverse repurchase agreement transactions because suitable counterparties refuse to enter into transactions with the Fund. Contractual provisions and applicable law may prevent or delay the Fund from exercising its rights to terminate an investment or transaction with a financial institution experiencing financial difficulties, or to realize on collateral, and another institution may be substituted for that financial institution without the consent of the Fund. If the credit rating of a counterparty to a futures contract and/or repurchase agreement declines, the Fund may nonetheless choose or be required to keep existing transactions in place with the counterparty, in which event the Fund would be subject to any increased credit risk associated with those transactions. Also, in the event of a counterparty’s (or its affiliate’s) insolvency, the possibility exists that the Fund’s ability to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral, could be stayed or eliminated under special resolution regimes adopted in the United States, the European Union and various other jurisdictions. Such regimes provide government authorities with broad authority to intervene when a financial institution is experiencing financial difficulty. In particular, the regulatory authorities could reduce, eliminate, or convert to equity the liabilities to the Fund of a counterparty who is subject to such proceedings in the European Union (sometimes referred to as a “bail in”).

Credit Risk. An issuer or other obligated party of a debt security may be unable or unwilling to make dividend, interest and/or principal payments when due. In addition, the value of a debt security may decline because of concerns about the issuer’s ability or unwillingness to make such payments.

Debt Securities Risk. Investments in debt securities subject the holder to the credit risk of the issuer. Credit risk refers to the possibility that the issuer or other obligor of a security will not be able or willing to make payments of interest and principal when due. Generally, the value of debt securities will change inversely with changes in interest rates. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. During periods of falling interest rates, the income received by the Fund may decline. If the principal on a debt security is prepaid before expected, the prepayments of principal may have to be reinvested in obligations paying interest at lower rates. Debt securities generally do not trade on a securities exchange making them generally less liquid and more difficult to value than common stock.

Interest Rate Risk. Interest rate risk is the risk that the value of the debt securities in the Fund’s portfolio will decline because of rising market interest rates. Interest rate risk is generally lower for shorter term debt securities and higher for longer-term debt securities. Duration is a reasonably accurate measure of a debt security’s price sensitivity to changes in interest rates and a common measure of interest rate risk. Duration measures a debt security’s expected life on a present value basis, taking into account the debt security’s yield, interest payments and final maturity. In general, duration represents the expected percentage change in the value of a security for an immediate 1% change in interest rates. For example, the price of a debt security with a three-year duration would be expected to drop by approximately 3% in response to a 1% increase in interest rates. Therefore, prices of debt securities with shorter durations tend to be less sensitive to interest rate changes than debt securities with longer durations. As the value of a debt security changes over time, so will its duration.

Clearing Broker Risk. The Fund’s investments in exchange-traded futures contracts expose it to the risks of a clearing broker (or a FCM). Under current regulations, a clearing broker or FCM maintains customers’ assets in a bulk segregated account. There is a risk that Fund assets deposited with the clearing broker to serve as margin may be used to satisfy the broker’s own obligations or the losses of the broker’s other clients. In the event of default, the Fund could experience lengthy delays in recovering some or all of its assets and may not see any recovery at all. Furthermore, the Fund is subject to the risk that no FCM is willing or able to clear the Fund’s transactions or maintain the Fund’s assets. If the Fund’s FCMs are unable or unwilling to clear the Fund’s transactions, or if the FCM refuses to maintain the Fund’s assets, the Fund will be unable to have its orders for Penguins Index Futures Contracts fulfilled or assets custodied. In such a circumstance, the performance of the Fund will likely deviate from the performance of changes in the Penguins Index and may result in the proportion of Penguins Index Futures Contracts in the Fund’s portfolio relative to the total assets of the Fund to decrease.

Non-Diversification Risk. The Fund is classified as a “non-diversified company” under the 1940 Act. As a result, the Fund is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by the diversification requirements imposed by the Code. The Fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly invested in certain issuers.

Risks Related to the Management of the Fund

Active Management Risk. The Fund is actively managed, and its performance reflects investment decisions that the Adviser makes for the Fund. Such judgments about the Fund’s investments may prove to be incorrect. If the investments selected and the strategies employed by the Fund fail to produce the intended results, the Fund could underperform as compared to other funds with similar investment objectives and/or strategies, or could have negative returns.

Frequent Trading Risk. The Fund regularly purchases and subsequently sells (i.e., “rolls”) individual futures contracts throughout the year so as to maintain a fully invested position. As the contracts near their expiration dates, the Fund rolls them over into new contracts. This frequent trading of contracts may increase the amount of commissions or mark-ups to broker-dealers that the Fund pays when it buys and sells contracts, which may detract from the Fund’s performance. High portfolio turnover may result in the Fund paying higher levels of transaction costs and may generate greater tax liabilities for shareholders. Frequent trading risk may cause the Fund’s performance to be less than expected.

Rebalancing Risk. If for any reason the Fund is unable to rebalance all or a portion of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund may be over- or under-exposed to the returns of the Penguins Index. Additionally, because the market for Penguins Index Futures Contracts is nascent and may be thinly traded, the Fund’s own trading activity, including purchases, sales, and rolling of contracts, could materially influence the prices of Penguins Index Futures Contracts. If the Fund represents a significant portion of the open interest or trading volume, its activity could move prices against it, resulting in higher costs and reduced returns. If other market participants anticipate the Fund’s trading patterns, they may engage in front-running or other anticipatory trading strategies that further increase the Fund’s transaction costs. The trading activity associated with such transactions will contribute to the existing trading volume on the underlying futures contracts and may adversely affect the market price of such underlying futures contracts.

Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or systems failures. The Fund and the Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

Valuation Risk. The Fund or the Subsidiary may hold securities or other assets that may be valued on the basis of factors other than market quotations. This may occur because the asset or security does not trade on a centralized exchange, or in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” assets or securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, there is no assurance that the Fund or the Subsidiary could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund or the Subsidiary would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund or the Subsidiary at that time. The Fund’s ability to value investments may be impacted by technological issues or errors by pricing services or other third-party service providers.

New Fund Risk. As of the date of this prospectus, the Fund has no operating history and currently has fewer assets than larger funds. Like other new funds, large inflows and outflows may impact the Fund’s market exposure for limited periods of time. This impact may be positive or negative, depending on the direction of market movement during the period effected.

Risks Related to Trading of Shares

Trading Issues Risk. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. The Fund may have difficulty maintaining its listing on the Exchange in the event the Fund’s assets are small, the Fund does not have enough shareholders, or if the Fund is unable to proceed with creation and/or redemption orders.

Authorized Participant Concentration Risk. Only an “authorized participant” or “AP” (i.e., broker-dealers and large institutional investors that have entered into participation agreement with the Fund) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that act as APs on an agency basis (i.e. on behalf of other market participants). To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem, in either of these cases, Shares may trade at a discount to the Fund’s net asset value and possibly face delisting.

Market Maker Risk. If the Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of Shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s net asset value and the price at which the Shares are trading on the Exchange, which could result in a decrease in value of the Shares. In addition, decisions by market makers or APs to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Shares trading at a discount to net asset value and also in greater than normal intra-day bid-ask spreads for Shares.

Premium/Discount Risk. The market price of the Fund’s Shares will generally fluctuate in accordance with changes in the Fund’s net asset value as well as the relative supply of and demand for Shares on the Exchange. The Fund’s market price may deviate from the value of the Fund’s underlying portfolio holdings, particularly in time of market stress, with the result that investors may pay more or receive less than the underlying value of the Shares bought or sold. The Adviser cannot predict whether Shares will trade below, at, or above their net asset value because the Shares trade on the Exchange at market prices and not at net asset value. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related, but not identical, to the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. However, given that Shares can only be purchased and redeemed in Creation Units, and only to and from broker-dealers and large institutional investors that have entered into participation agreements (unlike shares of closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset value), the Adviser believes that large discounts or premiums to the net asset value of Shares should not be sustained. In addition, because the Fund provides exposure to the statistical performance of a single professional sports team, demand for Shares may be influenced by fan loyalty, emotional attachment, and team-related sentiment rather than by rational assessments of the Fund’s expected risk-adjusted returns. These demand patterns could increase intraday volatility in Fund Shares, widen bid-ask spreads, and result in investors purchasing or selling Shares at prices that do not reflect the Fund’s underlying NAV. During stressed market conditions, the market for the Fund’s Shares may become less liquid in response to deteriorating liquidity in the market for the Fund’s underlying portfolio holdings, which could in turn lead to differences between the market price of the Fund’s Shares and their net asset value. This can be reflected as a spread between the bid and ask prices for the Fund quoted during the day or a premium or discount in the closing price from the Fund’s NAV.

Active Market Risk. Although the Shares are listed for trading on the Exchange, there can be no assurance that an active trading market for the Shares will develop or be maintained. Shares trade on the Exchange at market prices that may be below, at or above the Fund’s net asset value. Securities, including the Shares, are subject to market fluctuations and liquidity constraints that may be caused by such factors as economic, political, or regulatory developments, changes in interest rates, and/or perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments.

Cash Transaction Risk. Most ETFs generally make in-kind redemptions to avoid being taxed at the fund level on gains on the distributed portfolio securities. However, unlike most ETFs, the Fund currently intends to effect some or all redemptions for cash, rather than in-kind, because of the nature of the Fund’s investments. The Fund may be required to sell portfolio securities to obtain the cash needed to distribute redemption proceeds, which involves transaction costs that the Fund may not have incurred had it effected redemptions entirely in kind. These costs may include brokerage costs and/or taxable gains or losses, which may be imposed on the Fund and decrease the Fund’s NAV to the extent such costs are not offset by a transaction fee payable to an AP. If the Fund recognizes gain on these sales, this generally will cause the Fund to recognize gain it might not otherwise have recognized if it were to distribute portfolio securities in-kind, or to recognize such gain sooner than would otherwise be required. This may decrease the tax efficiency of the Fund compared to ETFs that utilize an in-kind redemption process, and there may be a substantial difference in the after-tax rate of return between the Fund and other ETFs.

Risks Related to Regulation, External Factors, and Federal Income Tax Consequences

Tax Risk. The Fund intends to elect and to qualify each year to be treated as a RIC under Subchapter M of the Code. As a RIC, the Fund will not be subject to U.S. federal income tax on the portion of its net investment income and net capital gain that it distributes to shareholders, provided that it satisfies certain requirements of the Code. If the Fund does not qualify as a RIC for any taxable year and certain relief provisions are not available, the Fund’s taxable income will be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed. Additionally, buying securities shortly before the record date for a taxable dividend or capital gain distribution is commonly known as “buying the dividend.” In the event a shareholder purchases Shares shortly before such a distribution, the entire distribution may be taxable to the shareholder even though a portion of the distribution effectively represents a return of the purchase price. To comply with the asset diversification test applicable to a RIC, the Fund will limit its investments in the Subsidiary to 25% of the Fund’s total assets at the end of each tax quarter. The investment strategy of the Fund will cause the Fund to hold substantially more than 25% of the Fund’s total assets in investments in the Subsidiary the majority of the time. The Fund intends to manage the exposure to the Subsidiary so that the Fund’s investments in the Subsidiary do not exceed 25% of the total assets at the end of any tax quarter. If the Fund’s investments in the Subsidiary were to exceed 25% of the Fund’s total assets at the end of a tax quarter, the Fund, generally, has a grace period to cure such lack of compliance. If the Fund fails to timely cure, it may no longer be eligible to be treated as a RIC.

Because Penguins Index Futures Contracts produce non-qualifying income for purposes of qualifying as a RIC, the Fund makes its investments in Penguins Index Futures Contracts through the Subsidiary. The Fund intends to treat any income it may derive from the futures contracts received by the Subsidiary as “qualifying income” under the provisions of the Code applicable to RICs. The IRS has issued PLRs provided to third parties not associated with the Fund or its affiliates (which only those parties may rely on as precedent) concluding that similar arrangements resulted in qualifying income. Many of such PLRs have now been revoked by the IRS. In March of 2019, the Internal Revenue Service published Regulations that concluded that income from a corporation similar to the Subsidiary would be qualifying income, if the income is related to the Fund’s business of investing in stocks or securities. Although the Regulations do not require distributions from the Subsidiary, the Fund intends to cause the Subsidiary to make distributions that would allow the Fund to make timely distributions to its shareholders. The Fund generally will be required to include in its own taxable income the income of the Subsidiary for a tax year, regardless of whether the Fund receives a distribution of the Subsidiary’s income in that tax year, and this income would nevertheless be subject to the distribution requirement for qualification as a RIC and would be taken into account for purposes of the 4% excise tax.

If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions.

Subsidiary Regulatory Investment Risk. Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary are organized, respectively, could result in the inability of the Fund to operate as intended and could negatively affect the Fund and its shareholders. The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. However, as the Subsidiary is wholly-owned by the Fund, and the investors of the Fund will have the investor protections of the 1940 Act, the Fund as a whole—including the Subsidiary—will provide investors with 1940 Act protections.

Commodity Regulatory Risk. The Fund’s use of commodity futures subject to regulation by the CFTC has caused the Fund to be classified as a “commodity pool” and this designation requires that the Fund comply with CFTC rules, which may impose additional regulatory requirements and compliance obligations. The Fund’s investment decisions may need to be modified, and commodity contract positions held by the Fund may have to be liquidated at disadvantageous times or prices, to avoid exceeding any applicable position limits established by the CFTC, potentially subjecting the Fund to substantial losses. The regulation of commodity transactions in the United States is subject to ongoing modification by government, self-regulatory and judicial action. The effect of any future regulatory change with respect to any aspect of the Fund is impossible to predict, but could be substantial and adverse to the Fund.

Regulatory Risk. The regulatory framework governing sports-linked financial instruments is evolving and subject to significant uncertainty. Penguins Index Futures Contracts are a novel instrument class for which there is limited regulatory precedent. The CFTC has broad discretionary authority to determine whether particular contracts are consistent with the public interest, including authority to disapprove or direct an exchange to delist contracts that the CFTC determines involve gaming, are unlawful, or otherwise run contrary to the purposes of the CEA. The CFTC has recently proposed amendments to its rules concerning event contracts, commonly referred to as prediction markets, to specify which contracts may be determined contrary to the public interest and therefore may not be listed for trading or accepted for clearing on or through a CFTC-regulated entity. The CFTC or the listing exchange could, at any time and without advance notice, impose new conditions, margin or position-limit requirements, reporting obligations, trading halts, settlement adjustments, or delisting actions. Any such changes could, among other things; (i) impair the Fund’s ability to establish, maintain, or close positions; (ii) require the Fund to liquidate positions at disadvantageous prices; (iii) alter the economic characteristics on which the Fund relies; or (iv) render the Fund’s principal investment strategy impractical. In addition, future legislative, judicial, or administrative developments could retroactively affect the permissibility, settlement mechanics, or availability of Penguins Index Futures Contracts. These developments may occur abruptly and may not provide mechanisms for investor recourse or for the orderly unwind of positions. There can be no assurance that the regulatory environment for sports-linked financial instruments will remain stable or favorable.

Cyber Security Risk. The Fund is susceptible to operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding, but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the Fund’s third-party service providers, such as its administrator, transfer agent, or custodian, as applicable, or issuers in which the Fund invests, can also subject the Fund to many of the same risks associated with direct cyber security breaches. While the Fund has established business continuity plans and risk management systems designed to reduce the risks associated with cyber security, there are inherent limitations in such plans and systems. Additionally, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third-party service providers.

Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, Penguins, tsunamis and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics (for example, the novel coronavirus COVID-19), have been and can be highly disruptive to economies and markets and have recently led, and may continue to lead, to increased market volatility and significant market losses. Such natural disaster and health crises could exacerbate political, social, and economic risks, and result in significant breakdowns, delays, shutdowns, social isolation, and other disruptions to important global, local and regional supply chains affected, with potential corresponding results on the operating performance of the Fund and its investments. A climate of uncertainty and panic, including the contagion of infectious viruses or diseases, may adversely affect global, regional, and local economies and reduce the availability of potential investment opportunities, and increases the difficulty of performing due diligence and modeling market conditions, potentially reducing the accuracy of financial projections. Under these circumstances, the Fund may have difficulty achieving its investment objectives which may adversely impact Fund performance. Further, such events can be highly disruptive to economies and markets, significantly disrupt the operations of individual companies (including, but not limited to, the Fund’s investment advisor, third party service providers, and counterparties), sectors, industries, markets, securities and commodity exchanges, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. These factors can cause substantial market volatility, exchange trading suspensions and closures, changes in the availability of and the margin requirements for certain instruments, and can impact the ability of the Fund to complete redemptions and otherwise affect Fund performance and Fund trading in the secondary market. A widespread crisis would also affect the global economy in ways that cannot necessarily be foreseen. How long such events will last and whether they will continue or recur cannot be predicted. Impacts from these could have a significant impact on the Fund’s performance, resulting in losses to your investment.

Performance

As of the date of this prospectus, the Fund has not yet commenced operations and therefore does not have a performance history. Once available, the Fund’s performance information will be accessible on the Fund’s website at www.volatilityshares.com and will provide some indication of the risks of investing in the Fund.

Management

Investment Adviser

Volatility Shares LLC

Portfolio Managers

The following persons serve as portfolio managers of the Fund.

•	Charles Lowery — Chief Investment Officer, Volatility Shares
•	Anand Desai — Head of Portfolio Management, Volatility Shares
•	Dustin Shidaker — Portfolio Manager, Volatility Shares

Each of the portfolio managers is primarily and jointly responsible for the day-to-day management of the Fund. Each of the Fund’s portfolio managers have served in such capacity since the Fund’s inception.

Purchase and Sale of Shares

The Fund issues and redeems Shares on a continuous basis, at NAV, only in large blocks of shares called “Creation Units.” Individual Shares may only be purchased and sold on the secondary market through a broker-dealer at a market price. Since Shares trade on securities exchanges in the secondary market at their market price rather than their NAV, the Shares may trade at a price greater than (premium) or less than (discount) the Fund’s NAV. An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). Recent information, including the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is available online at www.volatilityshares.com.

Tax Information

The Fund’s distributions will generally be taxable as ordinary income, returns of capital or capital gains. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser and Foreside Fund Services, LLC, the Fund’s distributor (the “Distributor”), may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

San Jose Sharks ETF

Investment Objective

The San Jose Sharks ETF (the “Fund” or “[__]”) seeks to provide investment results, before fees and expenses, that correspond to the performance of futures contracts on the CME FSPI NHL San Jose Sharks Index.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell Shares. Investors may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example set forth below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	[___]	%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses(1)	0.00%
Total Annual Fund Operating Expenses	[___]	%
(1)	“Other Expenses” are estimates based on the expenses the Fund expects to incur for the current fiscal year.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels. This example does not include the brokerage commissions that investors may pay to buy and sell Shares.

Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years
$[__]	$[___]

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. Because the Fund is new, portfolio turnover information is unavailable at this time.

Principal Investment Strategies

The Fund is an exchange-traded fund (“ETF”) that seeks to achieve its investment objective primarily through investments in futures contracts on the CME FSPI NHL San Jose Sharks Index, which is a non-investable index (the “Sharks Index”). The Sharks Index is designed to systemically measure the cumulative team performance of the San Jose Sharks only during games played over the regular and post-season. The Sharks Index is a transparent, rules-based system using official league statistics, where positive actions add points and negative actions subtract points. The Sharks Index is based on fifty-five statistical measures of performance and results of team games (wins, losses and ties) that results in continuous, live statistical values that underpin the value of the Sharks Index which is calculated into a trackable and tradable number. The Sharks Index is based solely on these statistical factors, and the performance of other professional hockey teams in the National Hockey League® (the “NHL”), or events outside of on-ice performance by the San Jose Sharks, will not impact the value of the Sharks Index.

The Sharks Index has an initial standardized base value of 7,500 before the season and moves up or down based on officially reported statistics from each game, including real-time movement during regular season and postseason play. At the conclusion of the postseason, the Sharks Index value resets to 7,500.

The Sharks Index is maintained and calculated by FutureSports (the “Index Provider”). The Sharks Index methodology is designed to align with the International Organization of Securities Commissions (“IOSCO”) Principles for Financial Benchmarks and supported by published governance, oversight and methodology change procedures. The NHL serves as the official data source for the Sharks Index but does not participate in index determination or governance.

The Fund obtains exposure to the Sharks Index by investments in futures contracts that reference the Sharks Index and that trade on an exchange registered with the Commodity Futures Trading Commission (“Sharks Index Futures Contracts”), and cash, cash-like instruments or high quality securities that serve as collateral to the Fund’s investments in Sharks Index Futures Contracts (“Collateral Investments”).

Under normal circumstances, the Fund will invest at least 80% of the value of its net assets (plus borrowings for investment purposes) in Sharks Index-Linked Instruments. For purposes of this policy, “Sharks Index-Linked Instruments” means (i) Sharks Index Futures Contracts; (ii) shares of other investment companies registered under the Investment Company Act of 1940 (the “1940 Act”) that invest in similar assets to those in which the Fund may invest (“Other Investment Companies”); (iii) exchange traded options on the Sharks Index or shares of Other Investment Companies; and (iv) swap agreement transactions that reference Sharks Index Futures Contracts, Other Investment Companies, or the Sharks Index. Certain Sharks Index-Linked Instruments, such as Other Investment Companies or options thereon, are currently unavailable for investment, though are expected to become available in the future.

The Fund expects to gain investment exposure to the Sharks Index by investing a portion of its assets in a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”).

The Fund does not invest directly in prediction markets, event contracts or other instruments that provide exposure to individual sporting event or season-long outcomes or to investments that provide exposure to the financial performance of individual sports teams or leagues. Instead, the Fund seeks to benefit from increases in the price of Sharks Index Futures Contracts.

The investment adviser to the Fund and the Subsidiary is Volatility Shares LLC (the “Adviser” or “Volatility Shares”). The Adviser oversees the Fund and implements the day-to-day portfolio management responsibilities for the Fund. In serving as investment adviser to the Fund, the Adviser does not conduct conventional investment research or analysis or forecast market movement or trends.

The Fund is classified as a “non-diversified company” under the 1940 Act. The Fund will not concentrate its investments in securities of issuers in any industry or group of industries, as the term “concentrate” is used in the 1940 Act, except that the Fund may invest more than 25% of its total assets in Sharks Index-Linked Instruments.

The San Jose Sharks

The San Jose Sharks are a professional ice hockey team based in San Jose, California, competing in the Pacific Division of the NHL’s Western Conference. During the 2025–2026 season, the Sharks finished fifth in the Pacific Division, ranking 22nd in standings points, 18th in goals for, 30th in goals against, and 28th in goal differential. The Sharks were founded in 1991 by George and Gordon Gund. The Sharks are currently owned by Hasso Plattner. The team has never won a Stanley Cup championship. Neither the Fund, the Trust, nor the Adviser is affiliated with the San Jose Sharks.

Sharks Index Futures Contracts

The Fund intends to typically enter into cash-settled Sharks Index Futures Contracts as the “buyer,” except as detailed below.

In simplest terms, in a cash-settled futures market the counterparty pays cash to the buyer if the price of a futures contract goes up, and buyer pays cash to the counterparty if the price of the futures contract goes down. In order to maintain its exposure to the Sharks Index, the Fund intends to exit its futures contracts as they near expiration and replace them with new futures contracts with a later expiration date. Futures contracts with a longer term to expiration may be priced higher than futures contracts with a shorter term to expiration, a relationship called “contango”. When rolling futures contracts that are in contango the Fund will close its long position by selling the shorter-term contract at a relatively lower price and buying a longer-dated contract at a relatively higher price. The presence of contango will adversely affect the performance of the Fund. Conversely, futures contracts with a longer term to expiration may be priced lower than futures contracts with a shorter term to expiration, a relationship called “backwardation”. When rolling long futures contracts that are in backwardation, the Fund will close its long position by selling the shorter-term contract at a relatively higher price and buying a longer-dated contract at a relatively lower price. The presence of backwardation may positively affect the performance of the Fund. Further, the returns of the Sharks Index Futures Contracts may differ from that of the Sharks Index due to the divergence in prices or the costs associated with investing in futures contracts, which may negatively impact the Fund’s returns.

The Fund invests in Sharks Index Futures Contracts indirectly via the Subsidiary. The Subsidiary and the Fund will have the same investment adviser and investment objective. The Subsidiary will also follow the same general investment policies and restrictions as the Fund. Except as noted herein, for purposes of this Prospectus, references to the Fund’s investment strategies and risks include those of the Subsidiary. The Fund complies with the provisions of the 1940 Act governing investment policies and capital structure and leverage on an aggregate basis with the Subsidiary. Furthermore, the Adviser, as the investment adviser to the Subsidiary, complies with the provisions of the 1940 Act relating to investment advisory contracts as it relates to its advisory agreement with the Subsidiary. The Subsidiary also complies with the provisions of the 1940 Act relating to affiliated transactions and custody. Because the Fund intends to qualify for treatment as a regulated investment company (a “RIC”) under the Internal Revenue Code of 1986 (the “Code”), the size of the Fund’s investment in the Subsidiary will not exceed 25% of the Fund’s total assets at or around each quarter end of the Fund’s fiscal year. In order to qualify as a RIC, the Fund will have to reduce its exposure to its Subsidiary on or around the end of each of the Fund’s fiscal quarter ends. The Fund expects to reduce its exposure to its Subsidiary during these periods by investing in certain other investments as described below. During these periods, the Fund may not achieve its investment objective. At other times of the year, the Fund’s investments in the Subsidiary will significantly exceed 25% of the Fund’s total assets. The Subsidiary’s custodian is U.S. Bank, N.A.

If circumstances occur where market prices for Sharks Index Futures Contracts were not readily available, the Fund would fair value its Sharks Index Futures Contracts in accordance with its pricing and valuation policy and procedures for fair value determinations. Pursuant to those policies and procedures, the Adviser would consider various factors, such as pricing history; market levels prior to price limits or halts; and supply, demand, and open interest in Sharks Index Futures Contracts, among other factors. The Adviser would document its proposed pricing and methodology, detailing the factors that entered into the valuation.

Collateral Investments

The Fund will also invest its assets in Collateral Investments. The Collateral Investments may consist of high-quality securities, which include: (1) U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury; (2) investment companies registered under the 1940 Act that invest in high-quality securities; and/or (3) corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by businesses that are rated investment grade or determined by the Adviser to be of comparable quality. For these purposes, “investment grade” is defined as investments with a rating at the time of purchase in one of the four highest categories of at least one nationally recognized statistical rating organization (e.g., BBB- or higher from S&P Global Ratings or Baa3 or higher from Moody’s Investors Service, Inc.).

The Collateral Investments are designed to provide liquidity, serve as margin, or otherwise collateralize the Subsidiary’s investments in Sharks Index-Linked Instruments. The Fund expects that it will primarily invest its assets, and that the Subsidiary will primarily invest its assets, in Collateral Investments that are “securities,” as such term is defined under the 1940 Act.

Other Investments

In order to help the Fund maintain exposure to the Sharks Index, maintain its tax status as a RIC on days in and around quarter-end, help the Fund maintain its desired exposure to Sharks Index Futures Contracts when it is approaching or has exceeded position limits or accountability levels, or because of liquidity or other constraints, the Fund may invest in the following:

Reverse Repurchase Agreements

The Fund may invest in reverse repurchase agreements which are a form of borrowing in which the Fund sells portfolio securities to financial institutions and agrees to repurchase them at a mutually agreed-upon date and price that is higher than the original sale price, and use the proceeds for investment purchases.

As a result of the Fund repurchasing the securities at a higher price, the Fund will lose money by engaging in reverse repurchase agreement transactions.

As noted above, because the Fund intends to qualify for treatment as a RIC under the Code, the size of the Fund’s investment in the Subsidiary will not exceed 25% of the Fund’s total assets at or around each quarter end of the Fund’s fiscal year (the “Asset Diversification Test”). At other times of the year, the Fund’s investments in the Subsidiary will significantly exceed 25% of the Fund’s total (or gross) assets.

When the Fund seeks to reduce its total assets exposure to the Subsidiary, it may use the short-term Treasury Bills it owns (and purchase additional Treasury Bills as needed) to transact in reverse repurchase agreement transactions, which are ostensibly loans to the Fund. Those loans will increase the gross assets of the Fund, which the Adviser expects will allow the Fund to meet the Asset Diversification Test. When the Fund enters into a reverse repurchase agreement, it will either (i) be consistent with Section 18 of the 1940 Act and maintain asset coverage of at least 300% of the value of the reverse repurchase agreement; or (ii) treat the reverse repurchase agreement transactions as derivative transactions for purposes of Rule 18f-4 under the 1940 Act (“Rule 18f-4”), including as applicable, the value-at-risk based limit on leverage risk.

Other Investment Companies

The Fund may invest in shares of Other Investment Companies, that is, shares of investment companies registered under the 1940 Act that invest in similar assets to those in which the Fund may invest.

Exchange-traded option contracts on shares of Other Investment Companies.

The Fund may invest in exchange-listed option contracts on shares of Other Investment Companies, which invest in similar assets to those in which the Fund may invest. An option is a contract that gives the purchaser of the option, in return for the premium paid, the right to buy shares of an investment company, from the writer of the option (in the case of a call option), or to sell shares of the investment company to the writer of the option (in the case of a put option) at a designated price during the term of the option. The premium paid by the buyer of an option will reflect, among other things, the relationship of the exercise price to the market price and the volatility of the shares of the investment company, the remaining term of the option, supply, demand, interest rates and/or currency exchange rates. The Fund may utilize “American” style options or “European” style options. American style options are exercisable on any date prior to the expiration date of the option contract. In contrast, European style options are exercisable only on the expiration date of the option contract.

Swaps that reference Sharks Index Futures Contracts, Other Investment Companies, or the Sharks Index.

Swap contracts are transactions entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a swap transaction, the Fund and a counterparty will agree to exchange or “swap” payments based on the change in value of an underlying asset or benchmark. For example, the two parties may agree to exchange the return (or differentials in rates of returns) earned or realized on a particular investment or instrument. In the case of the Fund, the reference asset can be Sharks Index Futures Contracts, Other Investment Companies or the Sharks Index.

Principal Risks

As with all investments, there are certain risks of investing in the Fund. Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective. An investment in the Fund does not represent a complete investment program. An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, the Adviser or any of their affiliates. You should consider carefully the following risks before investing in the Fund.

Each risk noted below is considered a principal risk of investing in the Fund, regardless of the order in which it appears. The significance of each risk factor below may change over time and you should review each risk factor carefully.

Risks Specific to the Fund’s Investments

Investment Strategy Risk. The Fund, through the Subsidiary, invests primarily in Sharks Index Futures Contracts. The Fund does not invest directly in prediction markets, event contracts or other instruments that provide exposure to individual sporting event or season-long outcomes or to investments that provide exposure to the financial performance of individual sports teams or leagues. Instead, the Fund seeks to benefit from increases in the price of Sharks Index Futures Contracts. The price of Sharks Index Futures Contracts may not be an accurate measure of the Sharks Index. Consequently, the Fund may perform differently from the performance of the Sharks Index. There can be no guarantee that the performance of Sharks Index Futures Contracts will be highly correlated to the performance of the Sharks Index. Transaction costs (including the costs associated with futures investing), position limits, the availability of counterparties and other factors may impact the cost and pricing of Sharks Index Futures Contracts and decrease the correlation between the performance of Sharks Index Futures Contracts and the Sharks Index, over short- or long-term periods. In addition, the performance of back-month Sharks Index Futures Contracts is likely to differ more significantly from the performance of the Sharks Index. To the extent the Fund is invested in back-month Sharks Index Futures Contracts, the performance of the Fund should be expected to deviate more significantly from the performance of the Sharks Index. Moreover, because the Sharks Index is uninvestable, the Fund can only gain exposure through futures contracts and other derivatives, and differences between the prices of those instruments and the levels of the Sharks Index may result in the Fund experiencing larger losses or smaller gains than would be implied by changes in the Sharks Index alone.

Sports Performance Risk. The Fund’s investment strategy is inherently speculative. The value of Sharks Index Futures Contracts is derived from the statistical performance of a single professional sports team as measured by the Sharks Index. Successfully investing in Sharks Index Futures Contracts requires that the team tracked by the index performs well statistically over the course of a season, an outcome that is inherently uncertain and subject to numerous unpredictable variables, including player health, competitive dynamics, coaching decisions, and random variation in athletic performance. The Sharks Index may decline in value, and there can be no assurance that the team tracked by the index will perform at or above the levels implied by the prices of Sharks Index Futures Contracts at the time the Fund obtains exposure.

On-Ice Performance and Competitive Results Risk. The Fund’s investment performance is linked to the on-ice statistical performance of a single NHL team during the regular season and, if applicable, the playoffs. The prices of Sharks Index Futures Contracts are expected to rise when the team performs well statistically and to fall when the team performs poorly. Competitive results in professional hockey are inherently unpredictable and can be influenced by factors entirely outside the team’s control, including the performance of opposing teams, referee calls, random puck bounces, weather affecting travel, and in-game injuries. A team may enter a season with high expectations based on roster strength, coaching hires, or offseason acquisitions, only to underperform due to chemistry issues, unexpected injuries to key players, player slumps, or tactical mismatches against divisional opponents. The NHL season extends over several months and includes 82 regular season games per team, during which even a strong team may experience prolonged losing streaks that cause material declines in the Sharks Index. If the team fails to make the playoffs, the Fund will not benefit from any potential uplift in index value that could accompany postseason success. Conversely, early playoff elimination could cause sharp declines in futures prices if the market had priced in deeper postseason performance. Because the Fund is concentrated in a single NHL team, there is no opportunity to offset poor on-ice performance by gaining exposure to a stronger team or a different sport.

Sharks Index Investing Risk. The Fund is indirectly exposed to the risks of the Sharks Index through its investments in Sharks Index Futures Contracts and other Sharks Index-Linked Instruments. The Fund does not invest in the Sharks Index, which is an uninvestable index. The performance of the Sharks Index will be very different from a portfolio of Sharks Index Futures Contracts.

The Sharks Index moves up or down based on officially reported statistics from every game, match, or event throughout the regular season and postseason. Positive statistical actions (e.g., goals scored, points earned) add value to the index, while negative actions (e.g., opponent scoring, penalties or setbacks) subtract value. Poor statistical performance by the San Jose Sharks could have a significant negative impact on the level of the Sharks Index and therefore the value of the Fund. In addition, unlike instruments that are based on tradable reference assets, the Sharks Index Futures Contracts and Sharks Index-Linked Instruments are tied to an index that is not directly investable and, thus, have settlement prices based on the calculation of that index, not the price of a tradable asset.

Concentrated Single-Team Exposure Risk. The Fund’s investment strategy results in concentrated exposure to a single professional sports team’s statistical performance (i.e., the San Jose Sharks) as measured by an index. Unlike diversified funds that spread risk across multiple asset classes, sectors, or issuers, the Fund’s performance is primarily driven by the statistical output of one team over the course of a season. As a result, the Fund is more susceptible to risks affecting that team, including player injuries, suspensions, trades, retirements, coaching changes, front-office turnover, league sanctions, labor disputes, lockouts, or other events that directly or indirectly influence the team’s on-ice statistical performance. This degree of concentration will likely increase volatility in the Fund’s NAV, heighten the likelihood of significant losses over short periods, and cause the Fund’s returns to diverge substantially from those of more diversified investments. Additionally, because the Fund is concentrated in a single team, it is inherently concentrated in a single professional sports league. This subjects the Fund to league-specific risks, including league-wide labor disputes, broad scandal, changes to the structure or rules of the league, or events that cause the cancellation or suspension of games. The Fund has no ability to rotate exposure into a different team, sport, or league in response to adverse developments affecting the team to which it has exposure.

Insider Trading and Information Asymmetry Risk. Unlike securities markets, which are governed by well-established insider trading prohibitions under the Securities Exchange Act of 1934, the legal framework governing trading on the basis of material, non-public information in the context of commodity futures is less developed. While the CFTC has broad anti-manipulation and anti-fraud authority under the Commodity Exchange Act (“CEA”), specific rules and judicial precedent addressing what constitutes improper trading on non-public information in the context of sports-linked futures remain nascent. Certain individuals may possess material, non-public information that could affect the statistical performance of the Sharks Index and, consequently, the prices of Sharks Index Futures Contracts. Such individuals may include, without limitation, team coaches, players, trainers, team medical staff, front office personnel, referees, officials, league personnel, or sports data providers. For example, undisclosed injuries to key players or undisclosed lineup changes could materially affect the level of the Sharks Index. Such persons could trade Sharks Index Futures Contracts or Fund Shares to profit from their informational advantage prior to public disclosure. There is no guarantee that exchanges, the CME, or the CFTC will successfully detect and prevent such trading, and the Fund has no means of preventing such individuals from purchasing or selling Fund Shares. The participation of informed insiders in the market for Sharks Index Futures Contracts can create adverse selection for other market participants and distort market prices. Because the Fund is concentrated in a single team, the impact of insider trading on the Fund may be more pronounced than in markets with broader diversification.

League Credibility and Sports Integrity Risk. The Sharks Index is calculated based on official league statistics derived from the games of a single professional sports team, and the integrity of those games is fundamental to the reliability of the index. Efforts to interfere with the team’s games, including match-fixing, point-shaving, or referee manipulation, could materially affect the statistical data upon which the Sharks Index is based, create significant uncertainty regarding index levels, and cause pronounced price volatility in Sharks Index Futures Contracts. Confirmed or suspected game interference may also prompt legislative or regulatory responses, including restrictions on sports-linked financial products or emergency rulemaking by the CFTC, that could restrict the listing or trading of Sharks Index Futures Contracts. Even widely publicized allegations of interference, absent actual misconduct, could undermine market confidence in the Sharks Index and the futures contracts that reference it.

Gaming and State Regulatory Litigation Risk. Exchanges that list sports-linked financial instruments, including Sharks Index Futures Contracts, may be subject to legal challenges brought by state attorneys general, state gaming commissions, and other state-level actors asserting that such instruments constitute regulated gambling or gaming activity under state law, notwithstanding that such contracts are listed on a CFTC-regulated exchange. Such proceedings may assert that the listing of sports-linked contracts violates state gaming statutes, requires state gaming or sports wagering licenses, or constitutes an illegal gambling enterprise. These exchanges, and the CFTC in certain court filings, have asserted that the CEA and the CFTC’s exclusive jurisdiction over CFTC-regulated exchanges preempts state gaming regulations. There is no assurance that federal courts will rule in favor of federal preemption, and resolution may require years of litigation and potentially appellate review. An adverse ruling could result in the suspension or cessation of trading in Sharks Index Futures Contracts, material operational restrictions, significant financial penalties, or the effective loss of the ability to list sports-linked futures. Any of these outcomes could materially and adversely affect the Fund’s ability to achieve its investment objective and could result in significant losses.

Platform and Distribution Restriction Risk. Broker-dealers, registered investment adviser platforms, wirehouses, and other financial intermediaries may refuse to list, recommend, or permit purchases of Fund Shares through their platforms due to the Fund’s association with sports performance outcomes and the perception that such products are akin to sports wagering, regardless of the Fund’s legal status as a registered investment company under the 1940 Act. Certain intermediaries may permit only unsolicited purchases, prohibit financial advisers from recommending the Fund, or exclude the Fund from model portfolios entirely. These restrictions could limit the Fund’s accessible investor base, constrain assets under management, reduce secondary market liquidity, widen bid-ask spreads, and increase the likelihood that Fund Shares will trade at significant premiums or discounts to net asset value. Even if an intermediary initially permits distribution, it may subsequently restrict access in response to adverse regulatory developments, reputational concerns, or changes in compliance policies. If a significant number of intermediaries refuse to distribute Fund Shares, the Fund may be unable to achieve sufficient scale, which could increase the Fund’s expense ratio, reduce trading volume, and impair the Fund’s ability to operate effectively.

Novel Market Risk. Sharks Index Futures Contracts are a novel asset class with limited trading history. The market may not develop the depth, liquidity, or trading efficiency associated with more established futures markets, and its pricing may be influenced by factors unrelated to fundamental assessments of team performance, including speculative activity, behavioral biases, regulatory headlines, or concentrated participation by a limited number of traders. There is limited historical data on which to base expectations regarding future price behavior, volatility patterns, or the costs associated with maintaining exposure, and traditional risk metrics may not accurately capture the risks of investing in this market. There can be no assurance that the market for Sharks Index Futures Contracts will achieve or sustain the level of participation, liquidity, and price discovery necessary for the Fund to effectively pursue its investment objective.

Limited Price Discovery and Market Depth Risk. Because Sharks Index Futures Contracts are a newly created instrument class, the market may lack the depth, breadth, and participation necessary for reliable price discovery. Traditional commodity futures markets benefit from decades of participation by commercial hedgers, speculators, and arbitrageurs whose activities contribute to efficient pricing. The market for Sharks Index Futures Contracts is expected to have few, if any, natural commercial hedgers, and may be dominated by retail speculators, algorithmic traders, or a small number of institutional participants. This concentrated participation could result in prices that do not accurately reflect fair value, wider bid-ask spreads, and elevated intraday price volatility. In thin markets, even modest order flow from the Fund could move prices against the Fund, increasing transaction costs and reducing returns. There can be no assurance that the market for Sharks Index Futures Contracts will develop sufficient liquidity over time, and the Fund may be unable to establish or exit positions at prices the Fund considers favorable.

Seasonality and Offseason Risk. The Sharks Index resets to a standardized base value prior to the start of each sports season and has a defined life cycle that ends following the postseason. Because the Fund tracks a single team in a single sport, the Fund is tied to that sport’s competitive calendar and has no ability to diversify across sports or rotate into a sport that is in-season when the team’s sport is not. During the playing season, the Sharks Index moves in real-time based on officially reported game statistics, and the prices of Sharks Index Futures Contracts are expected to reflect both the current index level and market expectations regarding future team performance. During the offseason, however, the Sharks Index will not move because no games are being played, and the Fund’s exposure to Sharks Index Futures Contracts will behave differently than during the playing season. The Fund anticipates maintaining exposure to Sharks Index Futures Contracts during the offseason. Although the underlying index will be static during this period, the prices of Sharks Index Futures Contracts may still fluctuate based on market expectations regarding the team’s prospects for the upcoming season, including coaching changes, player trades, draft picks, free agent signings, injury recovery timelines, training camp developments, and other factors that affect the market’s assessment of the team’s likely statistical performance. However, because the index itself is not moving during the offseason, the magnitude of futures price movements may be reduced relative to the playing season, and the relationship between futures prices and the underlying index level may be less predictable. There can be no assurance that the Fund’s offseason futures holdings will appreciate in value, and the Fund may experience losses during the offseason if market sentiment regarding the team’s upcoming season deteriorates. In addition, there can be no assurance that Sharks Index Futures Contracts will be available in sufficient volume or at favorable pricing during the offseason or at the start of a new season.

League Discontinuation, Lockout, or Strike Risk. The Fund’s ability to invest in Sharks Index Futures Contracts depends on the continued operation of the NHL and the playing of scheduled games. Labor disputes between the NHL and its players’ union could result in a lockout or strike that suspends or cancels all or a significant portion of a season. The NHL has previously experienced work stoppages, including a full-season cancellation in 2004-2005. During any such period, no games would be played, the Sharks Index would not generate data, and trading in Sharks Index Futures Contracts could be suspended or severely impaired. The Fund would be unable to pursue its investment strategy during such a period, may be forced to liquidate positions at disadvantageous prices, and could experience substantial losses. Even after a labor dispute is resolved, the shortened or restructured season could materially change the statistical patterns underlying the index methodology. In addition, force majeure events such as a pandemic, natural disaster, or other circumstances beyond the control of the league could cause widespread game cancellations or delays. There can be no assurance that the league will not experience a work stoppage or other extended interruption during the Fund’s investment period, or that the Fund will be able to recover any losses incurred as a result of such events.

Index Provider and Data Dependency Risk. The Sharks Index is maintained and calculated by a single Index Provider, FutureSports. If the Index Provider were to experience operational failures, cease operations, lose its data feed from the applicable sports league, experience a cybersecurity breach, or otherwise become unable to calculate the Sharks Index, Sharks Index Futures Contracts may have no reliable reference value, which could materially and adversely affect the value of the Fund. In addition, the Sharks Index is calculated solely on the basis of officially reported statistics from a single sports league. The league serves as the data source but does not participate in index determination or governance. If the league were to report incorrect statistics, issue post-game corrections, change how it reports or categorizes statistics, delay reporting, or discontinue the provision of data to the Index Provider, the settlement prices of Sharks Index Futures Contracts could be based on erroneous or incomplete data. Furthermore, the Index Provider controls the methodology by which official statistics are translated into index points. If the Index Provider amends or discontinues its methodology, the behavior of the Sharks Index could change materially and the futures market may not immediately price in such changes. The Sharks Index is calculated in real-time while games are being played, which introduces latency, data-feed, and computational risks that differ from those associated with traditional financial indexes.

Trading Hours and Sporting Event Timing Risk. NHL games may occur during evening hours, on weekends, and on holidays when the Exchange is closed and when the market for Sharks Index Futures Contracts may have limited or no trading activity. Because the Sharks Index moves in real-time while games are being played, material index movements may occur during periods when investors are unable to buy or sell Shares or when Sharks Index Futures Contracts are not actively trading. As a result, the opening price of Shares and the prices of Sharks Index Futures Contracts on the next trading session may differ significantly from the prior session’s closing prices, potentially resulting in large gaps at the open. Shareholders may not be able to sell their Shares until after such a gap has been fully realized, resulting in an inability to mitigate losses in a declining market.

Futures Contracts Risk. Risks of futures contracts include: (i) an imperfect correlation between the value of the futures contract and the underlying asset; (ii) possible lack of a liquid secondary market; (iii) the inability to close a futures contract when desired; (iv) losses caused by unanticipated market movements, which may be unlimited; (v) an obligation for the Fund to make daily cash payments to maintain its required margin, particularly at times when the Fund may have insufficient cash; and (vi) unfavorable execution prices from rapid selling. Unlike equities, which typically entitle the holder to a continuing stake in a corporation, futures contracts normally specify a certain date for settlement in cash based on the reference asset. As the futures contracts approach expiration, they may be replaced by similar contracts that have a later expiration. This process is referred to as “rolling.” If the market for these contracts is in “contango,” meaning that the prices of futures contracts in the nearer months are lower than the price of contracts in the distant months, the sale of the near-term month contract would be at a lower price than the longer-term contract, resulting in a cost to “roll” the futures contract. The actual realization of a potential roll cost will be dependent upon the difference in price of the near and distant contract. Because the margin requirement for futures contracts is less than the value of the assets underlying the futures contract, futures trading involves a degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 40% of the value of the futures contract is deposited as margin, a subsequent 20% decrease in the value of the futures contract would result in a loss of half of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A decrease in excess of 40% would result in a loss exceeding the original margin deposit, if the futures contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount initially invested in the futures contract. However, the Fund would presumably have sustained comparable losses if, instead of investing in the futures contract, it had invested in the underlying financial instrument and sold it after the decline. Further, if the market for Sharks Index Futures Contracts is in a period of contango, if the performance of the Sharks Index and the price of Sharks Index Futures Contracts were to decline, the Fund would experience the negative impact of contango. The impact of backwardation or contango may lead to the returns of the Fund to vary significantly from the total return of other price references. Additionally, in the event of a prolonged period of contango, and absent the impact of rising or falling pricing in the Sharks Index, this could have a significant negative impact on the Fund’s NAV and total return.

Position Limits and Price Limits

The CFTC and various exchanges on which Sharks Index Futures Contracts trade have established position limits and price limits for Sharks Index Futures Contracts. Position limit regulation and price limit regulation serve distinct purposes and are regulated differently.

Position limits are designed to prevent excessive speculation that could cause sudden or unreasonable fluctuations in the price of a commodity. They limit the maximum number of contracts a person or entity can hold in a particular commodity.

Price limits are mechanisms to maintain orderly markets by restricting the price range within which futures contracts can trade during a trading session. They prevent extreme price movements that could disrupt market stability. Price limits are typically set as a percentage of the previous day's settlement price. When price limits are hit, trading may be halted or expanded depending on the product and regulatory rules. Unlike position limits, price limits do not restrict the number of contracts a trader can hold but rather the price at which those contracts can be traded. When a price limit is hit, the market for Sharks Index Futures Contracts may temporarily halt until price limits can be expanded or trading may be stopped for the day.

If the Fund is unable to buy or sell Sharks Index Futures Contracts as a result of position limits being hit or price limits that result in a halted or closed market—or for other reasons including limited liquidity in the market for Sharks Index Futures Contracts, a disruption to the market for Sharks Index Futures Contracts, or as a result of margin requirements, accountability levels, or other limitations imposed by the Fund’s futures commission merchants (“FCMs”), the listing exchanges, or the CFTC—the Adviser would take such action as it believes appropriate and in the best interest of the Fund in consideration of the facts and circumstances at such time, including: (i) investing in Sharks Index-Linked Instruments that are not Sharks Index Futures Contracts; (ii) requiring that authorized participants purchase and redeem in large blocks of shares called “Creation Units” through an exchange for related position (EFRP) method rather than in cash; (iii) applying increased authorized participant variable transaction fees for purchases or redemptions of Creation Units made in cash; or (iv) de-levering the Fund, relative to its investment objective, by an amount reflecting prevailing price limits. In addition, the Fund generally may suspend the issuance of Creation Units only for a limited time and only due to extraordinary circumstances, such as when the markets on which the ETF’s portfolio holdings are traded are closed for a limited period of time; that is to say, when the Fund is unable to increase its exposure to underlying assets.

Cost of Futures Investment Risk. When a Sharks Index Futures Contract is nearing expiration, the Fund will generally sell it and use the proceeds to buy a Sharks Index Futures Contract with a later expiration date. This is commonly referred to as “rolling”.

If the Fund rolls Sharks Index Futures Contracts that are in contango, the Fund would sell a lower priced, expiring contract and purchase a higher priced, longer-dated contract. The price difference between the expiring contract and longer-dated contract associated with rolling Sharks Index Futures Contracts is typically substantially higher than the price difference associated with rolling other futures contracts. Contango in the market for Sharks Index Futures Contracts may have a significant adverse impact on the performance of the Fund and may cause Sharks Index Futures Contracts and the Fund to underperform the Sharks Index. Both contango and backwardation would reduce the Fund’s correlation to the Sharks Index and may limit or prevent the Fund from achieving its investment objective. The impact of both contango and backwardation may also be greater to the extent the Fund invests in back-month Sharks Index Futures Contracts.

Investment Capacity Risk. If the Fund’s ability to obtain exposure to Sharks Index Futures Contracts consistent with its investment objective is disrupted for any reason, including but not limited to, limited liquidity in the market for Sharks Index Futures Contracts, a disruption to the market for Sharks Index Futures Contracts, or as a result of margin requirements or position limits imposed by the Fund’s FCMs, the CME, or the CFTC, and the Fund could not otherwise meet its investment objective through the use of other investments discussed above, the Fund would not be able to achieve its investment objective and may experience significant losses.

Liquidity Risk. The market for the Sharks Index Futures Contracts may be subject to periods of illiquidity. During such times it may be difficult or impossible to buy or sell a position at the desired price. Market disruptions or volatility can also make it difficult to find a counterparty willing to transact at a reasonable price and sufficient size. Illiquid markets may cause losses, which could be significant. Large positions also increase the risk of illiquidity, which may make the Fund’s positions more difficult to liquidate, and increase the losses incurred while trying to do so.

Derivatives Risk. In addition to Sharks Index Futures Contracts, the Fund may obtain exposure through the following other derivatives: (1) exchange traded options on Other Investment Companies and/or (2) swap agreement transactions that reference Sharks Index Futures Contracts, Other Investment Companies, or the Sharks Index.

Investing in derivatives may be considered aggressive and may expose the Fund to risks different from, or possibly greater than, the risks associated with investing directly in the reference asset(s) underlying the derivative (e.g., the securities or commodities contained in the Fund). The use of derivatives may result in larger losses or smaller gains than directly investing in securities or commodities. The risks of using derivatives include: (1) the risk that there may be imperfect correlation between the price of the financial instruments and movements in the prices of the reference asset(s); (2) the risk that an instrument is mispriced; (3) credit or counterparty risk on the amount a Fund expects to receive from a counterparty; (4) the risk that securities prices, interest rates and currency markets will move adversely and a Fund will incur significant losses; (5) the risk that the cost of holding a financial instrument might exceed its total return; and (6) the possible absence of a liquid secondary market for a particular instrument and possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to adjust a Fund’s position in a particular instrument when desired. Each of these factors may prevent a Fund from achieving its investment objective and may increase the volatility (i.e., fluctuations) of the Fund’s returns. Because derivatives often require limited initial investment, the use of derivatives also may expose a Fund to losses in excess of those amounts initially invested.

The performance of any Sharks Index-Linked Instrument may not track the performance of its underlying benchmark due to embedded costs and other factors. Thus, to the extent the Fund invests in swaps that use a Sharks Index-Linked Instrument as the reference asset, the Fund may be subject to greater correlation risk and may not achieve as high a degree of correlation with its investment objective than if the Fund only used Sharks Index Futures Contracts.

Swap Agreements Risk. The Fund may enter into cash-settled swaps and other derivatives to gain exposure to an underlying asset without actually purchasing such asset. Swaps are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on a particular pre-determined interest rate, commodity, security, indexes, or other assets or measurable indicators. The primary risks associated with the use of swaps are mispricing or improper valuation, imperfect correlation between movements in the notional amount and the price of the underlying investments, and the failure of a counterparty to perform. If a counterparty’s creditworthiness for an over-the-counter swap declines, the value of the swap would likely decline. Moreover, there is no guarantee that the Fund could eliminate its exposure under an outstanding swap by entering into an offsetting swap with the same or another party. In addition, the Fund may use a combination of swaps on an underlying index.

Options Risk. The Fund may purchase exchange-traded options that reference shares of Other Investment Companies. Transactions in options generally require less capital than equivalent stock transactions. They may return smaller dollar figures but a potentially greater percentage of the investment than equivalent stock transactions. The potential profit is limited to the premium received for the contract. The potential loss can be unlimited. While leverage means the percentage returns can be significant, the amount of cash required is smaller than equivalent stock transactions. It is possible to lose the entire principal invested, and sometimes more. As an options holder, a Fund risks the entire amount of the premium it pays. But as an options writer, it takes on a much higher level of risk. For example, if the Fund writes an uncovered call, it faces unlimited potential loss, since there is no cap on how high a stock price can rise. When buying options, a Fund risks losing the premium paid, plus commissions and fees.

Reverse Repurchase Agreements Risk. The Fund may invest in reverse repurchase agreements. Reverse repurchase agreements are transactions in which the Fund sells portfolio securities to financial institutions such as banks and broker-dealers, and agrees to repurchase them at a mutually agreed-upon date and price which is higher than the original sale price. Reverse repurchase agreements are a form of leverage and the use of reverse repurchase agreements by the Fund may increase the Fund’s volatility. The Fund incurs costs, including interest expenses, in connection with the opening and closing of reverse repurchase agreements that will be borne by the shareholders.

Reverse repurchase agreements are also subject to the risk that the other party to the reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Fund. In situations where the Fund is required to post collateral with a counterparty, the counterparty may fail to segregate the collateral or may commingle the collateral with the counterparty’s own assets. As a result, in the event of the counterparty’s bankruptcy or insolvency, the Fund’s collateral may be subject to the conflicting claims of the counterparty’s creditors, and the Fund may be exposed to the risk of a court treating the Fund as a general unsecured creditor of the counterparty, rather than as the owner of the collateral. There can be no assurance that a counterparty will not default and that the Fund will not sustain a loss on a transaction as a result.

Reverse repurchase agreements also involve the risk that the market value of the securities sold by the Fund may decline below the price at which it is obligated to repurchase the securities. In addition, when the Fund invests the proceeds it receives in a reverse repurchase transaction, there is a risk that those investments may decline in value. In this circumstance, the Fund could be required to sell other investments in order to meet its obligations to repurchase the securities.

Risks Related to Investing in Other Investment Companies. The Fund may invest in long or short positions in Other Investment Companies (i.e., investment companies registered under the 1940 Act that invest in similar assets to those in which the Fund may invest). Investing in Other Investment Companies may involve duplication of advisory or management fees and certain other expenses. By investing in Other Investment Companies, the Fund becomes a shareholder of that Other Investment Company. As a result, Fund shareholders indirectly bear the Fund’s proportionate share of the fees and expenses paid by shareholders of the Other Investment Company, in addition to the fees and expenses Fund shareholders bear in connection with the Fund’s own operations. As a shareholder, the Fund must rely on the Other Investment Company to achieve its investment objective. The Fund’s performance may be magnified positively or negatively by virtue of its investment in the Other Investment Company. If the Other Investment Company fails to achieve its investment objective, the value of the Fund’s investment could decline, thus affecting the Fund’s performance. In addition, because certain Other Investment Company shares are listed on national stock exchanges and are traded like stocks on an exchange, their shares potentially may trade at a discount or a premium. Investments in such shares may be subject to brokerage and other trading costs, which could result in greater expenses to the Fund. Finally, because the value of certain Other Investment Company shares may depend on the demand in the market, the Adviser may not be able to liquidate the Fund’s holdings in those shares at the most optimal time, adversely affecting the Fund’s performance.

Collateral Investments Risk. The Fund’s use of Collateral Investments may include obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities, including bills, notes and bonds issued by the U.S. Treasury, investment companies registered under the 1940 Act that invest in high-quality securities and corporate debt securities, such as commercial paper.

Some securities issued or guaranteed by federal agencies and U.S. Government-sponsored instrumentalities may not be backed by the full faith and credit of the United States, in which case the investor must look principally to the agency or instrumentality issuing or guaranteeing the security for ultimate repayment, and may not be able to assert a claim against the United States itself in the event that the agency or instrumentality does not meet its commitment. The U.S. Government, its agencies and instrumentalities do not guarantee the market value of their securities, and consequently, the value of such securities may fluctuate. Although the Fund may hold securities that carry U.S. Government guarantees, these guarantees do not extend to the Shares.

Investment companies that invest in high-quality securities are subject to management fees and other expenses. Therefore, investments in these funds will cause the Fund to bear indirectly a proportional share of the fees and costs of the funds in which it invests. At the same time, the Fund will continue to pay its own management fees and expenses with respect to all of its assets, including any portion invested in the shares of such fund. It is possible to lose money by investing in investment companies that invest in high-quality securities.

Corporate debt securities such as commercial paper generally are short-term unsecured promissory notes issued by businesses. Corporate debt may carry variable or floating rates of interest. Corporate debt securities carry both credit risk and interest rate risk. Credit risk is the risk that the Fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it is due.

Asset Concentration Risk. Since the Fund may take concentrated positions in Sharks Index Futures Contracts, the Fund’s performance may be hurt disproportionately and significantly by the poor performance of those positions to which it has significant exposure. Asset concentration makes the Fund more susceptible to any single occurrence affecting the underlying positions and may subject the Fund to greater market risk than more diversified funds.

Counterparty Risk. The Fund will be subject to credit risk (i.e., the risk that a counterparty is unwilling or unable to make timely payments or otherwise meet its contractual obligations) with respect to the amount the Fund expects to receive from counterparties to: Sharks Index Futures Contracts; reverse repurchase agreements; swaps on Sharks Index Futures Contracts, Other Investment Companies, or the Sharks Index.

The Fund may be negatively impacted if a counterparty becomes bankrupt or otherwise fails to perform its obligations under such an agreement. The Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding and the Fund may obtain only limited recovery or may obtain no recovery in such circumstances. In order to attempt to mitigate potential counterparty credit risk, the Fund typically enters into transactions with major financial institutions.

The counterparty to an exchange-traded futures contract is subject to the credit risk of the clearing house and the FCM through which it holds its position. Specifically, the FCM or the clearing house could fail to perform its obligations, causing significant losses to the Fund. For example, the Fund could lose margin payments it has deposited with an FCM as well as any gains owed but not paid to the Fund, if the FCM or clearing house becomes insolvent or otherwise fails to perform its obligations. Credit risk of market participants with respect to derivatives that are centrally cleared is concentrated in a few clearing houses and it is not clear how an insolvency proceeding of a clearing house would be conducted and what impact an insolvency of a clearing house would have on the financial system. Under current CFTC regulations, a FCM maintains customers’ assets in a bulk segregated account. If a FCM fails to do so, or is unable to satisfy a substantial deficit in a customer account, its other customers may be subject to risk of loss of their funds in the event of that FCM’s bankruptcy. In that event, in the case of futures, the FCM’s customers are entitled to recover, even in respect of property specifically traceable to them, only a proportional share of all property available for distribution to all of that FCM’s customers. In addition, if the FCM does not comply with the applicable regulations, or in the event of a fraud or misappropriation of customer assets by the FCM, the Fund could have only an unsecured creditor claim in an insolvency of the FCM with respect to the margin held by the FCM. FCMs are also required to transfer to the clearing house the amount of margin required by the clearing house, which amount is generally held in an omnibus account at the clearing house for all customers of the FCM. In addition, the Fund may enter into futures contracts and repurchase agreements with a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. The Fund does not specifically limit its counterparty risk with respect to any single counterparty.

Further, there is a risk that no suitable counterparties are willing to enter into reverse repurchase agreements with the Fund, or continue to enter into, reverse repurchase agreement transactions with the Fund and, as a result, the Fund may not be able to achieve its investment objective. There is also the risk that the Fund may not be able to engage in reverse repurchase agreement transactions because suitable counterparties refuse to enter into transactions with the Fund. Contractual provisions and applicable law may prevent or delay the Fund from exercising its rights to terminate an investment or transaction with a financial institution experiencing financial difficulties, or to realize on collateral, and another institution may be substituted for that financial institution without the consent of the Fund. If the credit rating of a counterparty to a futures contract and/or repurchase agreement declines, the Fund may nonetheless choose or be required to keep existing transactions in place with the counterparty, in which event the Fund would be subject to any increased credit risk associated with those transactions. Also, in the event of a counterparty’s (or its affiliate’s) insolvency, the possibility exists that the Fund’s ability to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral, could be stayed or eliminated under special resolution regimes adopted in the United States, the European Union and various other jurisdictions. Such regimes provide government authorities with broad authority to intervene when a financial institution is experiencing financial difficulty. In particular, the regulatory authorities could reduce, eliminate, or convert to equity the liabilities to the Fund of a counterparty who is subject to such proceedings in the European Union (sometimes referred to as a “bail in”).

Credit Risk. An issuer or other obligated party of a debt security may be unable or unwilling to make dividend, interest and/or principal payments when due. In addition, the value of a debt security may decline because of concerns about the issuer’s ability or unwillingness to make such payments.

Debt Securities Risk. Investments in debt securities subject the holder to the credit risk of the issuer. Credit risk refers to the possibility that the issuer or other obligor of a security will not be able or willing to make payments of interest and principal when due. Generally, the value of debt securities will change inversely with changes in interest rates. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. During periods of falling interest rates, the income received by the Fund may decline. If the principal on a debt security is prepaid before expected, the prepayments of principal may have to be reinvested in obligations paying interest at lower rates. Debt securities generally do not trade on a securities exchange making them generally less liquid and more difficult to value than common stock.

Interest Rate Risk. Interest rate risk is the risk that the value of the debt securities in the Fund’s portfolio will decline because of rising market interest rates. Interest rate risk is generally lower for shorter term debt securities and higher for longer-term debt securities. Duration is a reasonably accurate measure of a debt security’s price sensitivity to changes in interest rates and a common measure of interest rate risk. Duration measures a debt security’s expected life on a present value basis, taking into account the debt security’s yield, interest payments and final maturity. In general, duration represents the expected percentage change in the value of a security for an immediate 1% change in interest rates. For example, the price of a debt security with a three-year duration would be expected to drop by approximately 3% in response to a 1% increase in interest rates. Therefore, prices of debt securities with shorter durations tend to be less sensitive to interest rate changes than debt securities with longer durations. As the value of a debt security changes over time, so will its duration.

Clearing Broker Risk. The Fund’s investments in exchange-traded futures contracts expose it to the risks of a clearing broker (or a FCM). Under current regulations, a clearing broker or FCM maintains customers’ assets in a bulk segregated account. There is a risk that Fund assets deposited with the clearing broker to serve as margin may be used to satisfy the broker’s own obligations or the losses of the broker’s other clients. In the event of default, the Fund could experience lengthy delays in recovering some or all of its assets and may not see any recovery at all. Furthermore, the Fund is subject to the risk that no FCM is willing or able to clear the Fund’s transactions or maintain the Fund’s assets. If the Fund’s FCMs are unable or unwilling to clear the Fund’s transactions, or if the FCM refuses to maintain the Fund’s assets, the Fund will be unable to have its orders for Sharks Index Futures Contracts fulfilled or assets custodied. In such a circumstance, the performance of the Fund will likely deviate from the performance of changes in the Sharks Index and may result in the proportion of Sharks Index Futures Contracts in the Fund’s portfolio relative to the total assets of the Fund to decrease.

Non-Diversification Risk. The Fund is classified as a “non-diversified company” under the 1940 Act. As a result, the Fund is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by the diversification requirements imposed by the Code. The Fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly invested in certain issuers.

Risks Related to the Management of the Fund

Active Management Risk. The Fund is actively managed, and its performance reflects investment decisions that the Adviser makes for the Fund. Such judgments about the Fund’s investments may prove to be incorrect. If the investments selected and the strategies employed by the Fund fail to produce the intended results, the Fund could underperform as compared to other funds with similar investment objectives and/or strategies, or could have negative returns.

Frequent Trading Risk. The Fund regularly purchases and subsequently sells (i.e., “rolls”) individual futures contracts throughout the year so as to maintain a fully invested position. As the contracts near their expiration dates, the Fund rolls them over into new contracts. This frequent trading of contracts may increase the amount of commissions or mark-ups to broker-dealers that the Fund pays when it buys and sells contracts, which may detract from the Fund’s performance. High portfolio turnover may result in the Fund paying higher levels of transaction costs and may generate greater tax liabilities for shareholders. Frequent trading risk may cause the Fund’s performance to be less than expected.

Rebalancing Risk. If for any reason the Fund is unable to rebalance all or a portion of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund may be over- or under-exposed to the returns of the Sharks Index. Additionally, because the market for Sharks Index Futures Contracts is nascent and may be thinly traded, the Fund’s own trading activity, including purchases, sales, and rolling of contracts, could materially influence the prices of Sharks Index Futures Contracts. If the Fund represents a significant portion of the open interest or trading volume, its activity could move prices against it, resulting in higher costs and reduced returns. If other market participants anticipate the Fund’s trading patterns, they may engage in front-running or other anticipatory trading strategies that further increase the Fund’s transaction costs. The trading activity associated with such transactions will contribute to the existing trading volume on the underlying futures contracts and may adversely affect the market price of such underlying futures contracts.

Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or systems failures. The Fund and the Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

Valuation Risk. The Fund or the Subsidiary may hold securities or other assets that may be valued on the basis of factors other than market quotations. This may occur because the asset or security does not trade on a centralized exchange, or in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” assets or securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, there is no assurance that the Fund or the Subsidiary could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund or the Subsidiary would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund or the Subsidiary at that time. The Fund’s ability to value investments may be impacted by technological issues or errors by pricing services or other third-party service providers.

New Fund Risk. As of the date of this prospectus, the Fund has no operating history and currently has fewer assets than larger funds. Like other new funds, large inflows and outflows may impact the Fund’s market exposure for limited periods of time. This impact may be positive or negative, depending on the direction of market movement during the period effected.

Risks Related to Trading of Shares

Trading Issues Risk. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. The Fund may have difficulty maintaining its listing on the Exchange in the event the Fund’s assets are small, the Fund does not have enough shareholders, or if the Fund is unable to proceed with creation and/or redemption orders.

Authorized Participant Concentration Risk. Only an “authorized participant” or “AP” (i.e., broker-dealers and large institutional investors that have entered into participation agreement with the Fund) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that act as APs on an agency basis (i.e. on behalf of other market participants). To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem, in either of these cases, Shares may trade at a discount to the Fund’s net asset value and possibly face delisting.

Market Maker Risk. If the Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of Shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s net asset value and the price at which the Shares are trading on the Exchange, which could result in a decrease in value of the Shares. In addition, decisions by market makers or APs to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Shares trading at a discount to net asset value and also in greater than normal intra-day bid-ask spreads for Shares.

Premium/Discount Risk. The market price of the Fund’s Shares will generally fluctuate in accordance with changes in the Fund’s net asset value as well as the relative supply of and demand for Shares on the Exchange. The Fund’s market price may deviate from the value of the Fund’s underlying portfolio holdings, particularly in time of market stress, with the result that investors may pay more or receive less than the underlying value of the Shares bought or sold. The Adviser cannot predict whether Shares will trade below, at, or above their net asset value because the Shares trade on the Exchange at market prices and not at net asset value. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related, but not identical, to the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. However, given that Shares can only be purchased and redeemed in Creation Units, and only to and from broker-dealers and large institutional investors that have entered into participation agreements (unlike shares of closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset value), the Adviser believes that large discounts or premiums to the net asset value of Shares should not be sustained. In addition, because the Fund provides exposure to the statistical performance of a single professional sports team, demand for Shares may be influenced by fan loyalty, emotional attachment, and team-related sentiment rather than by rational assessments of the Fund’s expected risk-adjusted returns. These demand patterns could increase intraday volatility in Fund Shares, widen bid-ask spreads, and result in investors purchasing or selling Shares at prices that do not reflect the Fund’s underlying NAV. During stressed market conditions, the market for the Fund’s Shares may become less liquid in response to deteriorating liquidity in the market for the Fund’s underlying portfolio holdings, which could in turn lead to differences between the market price of the Fund’s Shares and their net asset value. This can be reflected as a spread between the bid and ask prices for the Fund quoted during the day or a premium or discount in the closing price from the Fund’s NAV.

Active Market Risk. Although the Shares are listed for trading on the Exchange, there can be no assurance that an active trading market for the Shares will develop or be maintained. Shares trade on the Exchange at market prices that may be below, at or above the Fund’s net asset value. Securities, including the Shares, are subject to market fluctuations and liquidity constraints that may be caused by such factors as economic, political, or regulatory developments, changes in interest rates, and/or perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments.

Cash Transaction Risk. Most ETFs generally make in-kind redemptions to avoid being taxed at the fund level on gains on the distributed portfolio securities. However, unlike most ETFs, the Fund currently intends to effect some or all redemptions for cash, rather than in-kind, because of the nature of the Fund’s investments. The Fund may be required to sell portfolio securities to obtain the cash needed to distribute redemption proceeds, which involves transaction costs that the Fund may not have incurred had it effected redemptions entirely in kind. These costs may include brokerage costs and/or taxable gains or losses, which may be imposed on the Fund and decrease the Fund’s NAV to the extent such costs are not offset by a transaction fee payable to an AP. If the Fund recognizes gain on these sales, this generally will cause the Fund to recognize gain it might not otherwise have recognized if it were to distribute portfolio securities in-kind, or to recognize such gain sooner than would otherwise be required. This may decrease the tax efficiency of the Fund compared to ETFs that utilize an in-kind redemption process, and there may be a substantial difference in the after-tax rate of return between the Fund and other ETFs.

Risks Related to Regulation, External Factors, and Federal Income Tax Consequences

Tax Risk. The Fund intends to elect and to qualify each year to be treated as a RIC under Subchapter M of the Code. As a RIC, the Fund will not be subject to U.S. federal income tax on the portion of its net investment income and net capital gain that it distributes to shareholders, provided that it satisfies certain requirements of the Code. If the Fund does not qualify as a RIC for any taxable year and certain relief provisions are not available, the Fund’s taxable income will be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed. Additionally, buying securities shortly before the record date for a taxable dividend or capital gain distribution is commonly known as “buying the dividend.” In the event a shareholder purchases Shares shortly before such a distribution, the entire distribution may be taxable to the shareholder even though a portion of the distribution effectively represents a return of the purchase price. To comply with the asset diversification test applicable to a RIC, the Fund will limit its investments in the Subsidiary to 25% of the Fund’s total assets at the end of each tax quarter. The investment strategy of the Fund will cause the Fund to hold substantially more than 25% of the Fund’s total assets in investments in the Subsidiary the majority of the time. The Fund intends to manage the exposure to the Subsidiary so that the Fund’s investments in the Subsidiary do not exceed 25% of the total assets at the end of any tax quarter. If the Fund’s investments in the Subsidiary were to exceed 25% of the Fund’s total assets at the end of a tax quarter, the Fund, generally, has a grace period to cure such lack of compliance. If the Fund fails to timely cure, it may no longer be eligible to be treated as a RIC.

Because Sharks Index Futures Contracts produce non-qualifying income for purposes of qualifying as a RIC, the Fund makes its investments in Sharks Index Futures Contracts through the Subsidiary. The Fund intends to treat any income it may derive from the futures contracts received by the Subsidiary as “qualifying income” under the provisions of the Code applicable to RICs. The IRS has issued PLRs provided to third parties not associated with the Fund or its affiliates (which only those parties may rely on as precedent) concluding that similar arrangements resulted in qualifying income. Many of such PLRs have now been revoked by the IRS. In March of 2019, the Internal Revenue Service published Regulations that concluded that income from a corporation similar to the Subsidiary would be qualifying income, if the income is related to the Fund’s business of investing in stocks or securities. Although the Regulations do not require distributions from the Subsidiary, the Fund intends to cause the Subsidiary to make distributions that would allow the Fund to make timely distributions to its shareholders. The Fund generally will be required to include in its own taxable income the income of the Subsidiary for a tax year, regardless of whether the Fund receives a distribution of the Subsidiary’s income in that tax year, and this income would nevertheless be subject to the distribution requirement for qualification as a RIC and would be taken into account for purposes of the 4% excise tax.

If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions.

Subsidiary Regulatory Investment Risk. Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary are organized, respectively, could result in the inability of the Fund to operate as intended and could negatively affect the Fund and its shareholders. The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. However, as the Subsidiary is wholly-owned by the Fund, and the investors of the Fund will have the investor protections of the 1940 Act, the Fund as a whole—including the Subsidiary—will provide investors with 1940 Act protections.

Commodity Regulatory Risk. The Fund’s use of commodity futures subject to regulation by the CFTC has caused the Fund to be classified as a “commodity pool” and this designation requires that the Fund comply with CFTC rules, which may impose additional regulatory requirements and compliance obligations. The Fund’s investment decisions may need to be modified, and commodity contract positions held by the Fund may have to be liquidated at disadvantageous times or prices, to avoid exceeding any applicable position limits established by the CFTC, potentially subjecting the Fund to substantial losses. The regulation of commodity transactions in the United States is subject to ongoing modification by government, self-regulatory and judicial action. The effect of any future regulatory change with respect to any aspect of the Fund is impossible to predict, but could be substantial and adverse to the Fund.

Regulatory Risk. The regulatory framework governing sports-linked financial instruments is evolving and subject to significant uncertainty. Sharks Index Futures Contracts are a novel instrument class for which there is limited regulatory precedent. The CFTC has broad discretionary authority to determine whether particular contracts are consistent with the public interest, including authority to disapprove or direct an exchange to delist contracts that the CFTC determines involve gaming, are unlawful, or otherwise run contrary to the purposes of the CEA. The CFTC has recently proposed amendments to its rules concerning event contracts, commonly referred to as prediction markets, to specify which contracts may be determined contrary to the public interest and therefore may not be listed for trading or accepted for clearing on or through a CFTC-regulated entity. The CFTC or the listing exchange could, at any time and without advance notice, impose new conditions, margin or position-limit requirements, reporting obligations, trading halts, settlement adjustments, or delisting actions. Any such changes could, among other things; (i) impair the Fund’s ability to establish, maintain, or close positions; (ii) require the Fund to liquidate positions at disadvantageous prices; (iii) alter the economic characteristics on which the Fund relies; or (iv) render the Fund’s principal investment strategy impractical. In addition, future legislative, judicial, or administrative developments could retroactively affect the permissibility, settlement mechanics, or availability of Sharks Index Futures Contracts. These developments may occur abruptly and may not provide mechanisms for investor recourse or for the orderly unwind of positions. There can be no assurance that the regulatory environment for sports-linked financial instruments will remain stable or favorable.

Cyber Security Risk. The Fund is susceptible to operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding, but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the Fund’s third-party service providers, such as its administrator, transfer agent, or custodian, as applicable, or issuers in which the Fund invests, can also subject the Fund to many of the same risks associated with direct cyber security breaches. While the Fund has established business continuity plans and risk management systems designed to reduce the risks associated with cyber security, there are inherent limitations in such plans and systems. Additionally, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third-party service providers.

Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, Sharks, tsunamis and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics (for example, the novel coronavirus COVID-19), have been and can be highly disruptive to economies and markets and have recently led, and may continue to lead, to increased market volatility and significant market losses. Such natural disaster and health crises could exacerbate political, social, and economic risks, and result in significant breakdowns, delays, shutdowns, social isolation, and other disruptions to important global, local and regional supply chains affected, with potential corresponding results on the operating performance of the Fund and its investments. A climate of uncertainty and panic, including the contagion of infectious viruses or diseases, may adversely affect global, regional, and local economies and reduce the availability of potential investment opportunities, and increases the difficulty of performing due diligence and modeling market conditions, potentially reducing the accuracy of financial projections. Under these circumstances, the Fund may have difficulty achieving its investment objectives which may adversely impact Fund performance. Further, such events can be highly disruptive to economies and markets, significantly disrupt the operations of individual companies (including, but not limited to, the Fund’s investment advisor, third party service providers, and counterparties), sectors, industries, markets, securities and commodity exchanges, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. These factors can cause substantial market volatility, exchange trading suspensions and closures, changes in the availability of and the margin requirements for certain instruments, and can impact the ability of the Fund to complete redemptions and otherwise affect Fund performance and Fund trading in the secondary market. A widespread crisis would also affect the global economy in ways that cannot necessarily be foreseen. How long such events will last and whether they will continue or recur cannot be predicted. Impacts from these could have a significant impact on the Fund’s performance, resulting in losses to your investment.

Performance

As of the date of this prospectus, the Fund has not yet commenced operations and therefore does not have a performance history. Once available, the Fund’s performance information will be accessible on the Fund’s website at www.volatilityshares.com and will provide some indication of the risks of investing in the Fund.

Management

Investment Adviser

Volatility Shares LLC

Portfolio Managers

The following persons serve as portfolio managers of the Fund.

•	Charles Lowery — Chief Investment Officer, Volatility Shares
•	Anand Desai — Head of Portfolio Management, Volatility Shares
•	Dustin Shidaker — Portfolio Manager, Volatility Shares

Each of the portfolio managers is primarily and jointly responsible for the day-to-day management of the Fund. Each of the Fund’s portfolio managers have served in such capacity since the Fund’s inception.

Purchase and Sale of Shares

The Fund issues and redeems Shares on a continuous basis, at NAV, only in large blocks of shares called “Creation Units.” Individual Shares may only be purchased and sold on the secondary market through a broker-dealer at a market price. Since Shares trade on securities exchanges in the secondary market at their market price rather than their NAV, the Shares may trade at a price greater than (premium) or less than (discount) the Fund’s NAV. An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). Recent information, including the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is available online at www.volatilityshares.com.

Tax Information

The Fund’s distributions will generally be taxable as ordinary income, returns of capital or capital gains. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser and Foreside Fund Services, LLC, the Fund’s distributor (the “Distributor”), may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Seattle Kraken ETF

Investment Objective

The Seattle Kraken ETF (the “Fund” or “[__]”) seeks to provide investment results, before fees and expenses, that correspond to the performance of futures contracts on the CME FSPI NHL Seattle Kraken Index.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell Shares. Investors may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example set forth below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	[___]	%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses(1)	0.00%
Total Annual Fund Operating Expenses	[___]	%
(1)	“Other Expenses” are estimates based on the expenses the Fund expects to incur for the current fiscal year.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels. This example does not include the brokerage commissions that investors may pay to buy and sell Shares.

Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years
$[__]	$[___]

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. Because the Fund is new, portfolio turnover information is unavailable at this time.

Principal Investment Strategies

The Fund is an exchange-traded fund (“ETF”) that seeks to achieve its investment objective primarily through investments in futures contracts on the CME FSPI NHL Seattle Kraken Index, which is a non-investable index (the “Kraken Index”). The Kraken Index is designed to systemically measure the cumulative team performance of the Seattle Kraken only during games played over the regular and post-season. The Kraken Index is a transparent, rules-based system using official league statistics, where positive actions add points and negative actions subtract points. The Kraken Index is based on fifty-five statistical measures of performance and results of team games (wins, losses and ties) that results in continuous, live statistical values that underpin the value of the Kraken Index which is calculated into a trackable and tradable number. The Kraken Index is based solely on these statistical factors, and the performance of other professional hockey teams in the National Hockey League® (the “NHL”), or events outside of on-ice performance by the Seattle Kraken, will not impact the value of the Kraken Index.

The Kraken Index has an initial standardized base value of 7,500 before the season and moves up or down based on officially reported statistics from each game, including real-time movement during regular season and postseason play. At the conclusion of the postseason, the Kraken Index value resets to 7,500.

The Kraken Index is maintained and calculated by FutureSports (the “Index Provider”). The Kraken Index methodology is designed to align with the International Organization of Securities Commissions (“IOSCO”) Principles for Financial Benchmarks and supported by published governance, oversight and methodology change procedures. The NHL serves as the official data source for the Kraken Index but does not participate in index determination or governance.

The Fund obtains exposure to the Kraken Index by investments in futures contracts that reference the Kraken Index and that trade on an exchange registered with the Commodity Futures Trading Commission (“Kraken Index Futures Contracts”), and cash, cash-like instruments or high quality securities that serve as collateral to the Fund’s investments in Kraken Index Futures Contracts (“Collateral Investments”).

Under normal circumstances, the Fund will invest at least 80% of the value of its net assets (plus borrowings for investment purposes) in Kraken Index-Linked Instruments. For purposes of this policy, “Kraken Index-Linked Instruments” means (i) Kraken Index Futures Contracts; (ii) shares of other investment companies registered under the Investment Company Act of 1940 (the “1940 Act”) that invest in similar assets to those in which the Fund may invest (“Other Investment Companies”); (iii) exchange traded options on the Kraken Index or shares of Other Investment Companies; and (iv) swap agreement transactions that reference Kraken Index Futures Contracts, Other Investment Companies, or the Kraken Index. Certain Kraken Index-Linked Instruments, such as Other Investment Companies or options thereon, are currently unavailable for investment, though are expected to become available in the future.

The Fund expects to gain investment exposure to the Kraken Index by investing a portion of its assets in a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”).

The Fund does not invest directly in prediction markets, event contracts or other instruments that provide exposure to individual sporting event or season-long outcomes or to investments that provide exposure to the financial performance of individual sports teams or leagues. Instead, the Fund seeks to benefit from increases in the price of Kraken Index Futures Contracts.

The investment adviser to the Fund and the Subsidiary is Volatility Shares LLC (the “Adviser” or “Volatility Shares”). The Adviser oversees the Fund and implements the day-to-day portfolio management responsibilities for the Fund. In serving as investment adviser to the Fund, the Adviser does not conduct conventional investment research or analysis or forecast market movement or trends.

The Fund is classified as a “non-diversified company” under the 1940 Act. The Fund will not concentrate its investments in securities of issuers in any industry or group of industries, as the term “concentrate” is used in the 1940 Act, except that the Fund may invest more than 25% of its total assets in Kraken Index-Linked Instruments.

The Seattle Kraken

The Seattle Kraken are a professional ice hockey team based in Seattle, Washington, competing in the Pacific Division of the NHL’s Western Conference. During the 2025–2026 season, the Kraken finished sixth in the Pacific Division, ranking 27th in standings points, 28th in goals for, 23rd in goals against, and 27th in goal differential. The Kraken were founded in 2021 by David Bonderman and Jerry Bruckheimer. The Kraken are currently owned by One Roof Sports & Entertainment with Samantha Holloway serving as chair. The team has never won a Stanley Cup championship. Neither the Fund, the Trust, nor the Adviser is affiliated with the Seattle Kraken.

Kraken Index Futures Contracts

The Fund intends to typically enter into cash-settled Kraken Index Futures Contracts as the “buyer,” except as detailed below.

In simplest terms, in a cash-settled futures market the counterparty pays cash to the buyer if the price of a futures contract goes up, and buyer pays cash to the counterparty if the price of the futures contract goes down. In order to maintain its exposure to the Kraken Index, the Fund intends to exit its futures contracts as they near expiration and replace them with new futures contracts with a later expiration date. Futures contracts with a longer term to expiration may be priced higher than futures contracts with a shorter term to expiration, a relationship called “contango”. When rolling futures contracts that are in contango the Fund will close its long position by selling the shorter-term contract at a relatively lower price and buying a longer-dated contract at a relatively higher price. The presence of contango will adversely affect the performance of the Fund. Conversely, futures contracts with a longer term to expiration may be priced lower than futures contracts with a shorter term to expiration, a relationship called “backwardation”. When rolling long futures contracts that are in backwardation, the Fund will close its long position by selling the shorter-term contract at a relatively higher price and buying a longer-dated contract at a relatively lower price. The presence of backwardation may positively affect the performance of the Fund. Further, the returns of the Kraken Index Futures Contracts may differ from that of the Kraken Index due to the divergence in prices or the costs associated with investing in futures contracts, which may negatively impact the Fund’s returns.

The Fund invests in Kraken Index Futures Contracts indirectly via the Subsidiary. The Subsidiary and the Fund will have the same investment adviser and investment objective. The Subsidiary will also follow the same general investment policies and restrictions as the Fund. Except as noted herein, for purposes of this Prospectus, references to the Fund’s investment strategies and risks include those of the Subsidiary. The Fund complies with the provisions of the 1940 Act governing investment policies and capital structure and leverage on an aggregate basis with the Subsidiary. Furthermore, the Adviser, as the investment adviser to the Subsidiary, complies with the provisions of the 1940 Act relating to investment advisory contracts as it relates to its advisory agreement with the Subsidiary. The Subsidiary also complies with the provisions of the 1940 Act relating to affiliated transactions and custody. Because the Fund intends to qualify for treatment as a regulated investment company (a “RIC”) under the Internal Revenue Code of 1986 (the “Code”), the size of the Fund’s investment in the Subsidiary will not exceed 25% of the Fund’s total assets at or around each quarter end of the Fund’s fiscal year. In order to qualify as a RIC, the Fund will have to reduce its exposure to its Subsidiary on or around the end of each of the Fund’s fiscal quarter ends. The Fund expects to reduce its exposure to its Subsidiary during these periods by investing in certain other investments as described below. During these periods, the Fund may not achieve its investment objective. At other times of the year, the Fund’s investments in the Subsidiary will significantly exceed 25% of the Fund’s total assets. The Subsidiary’s custodian is U.S. Bank, N.A.

If circumstances occur where market prices for Kraken Index Futures Contracts were not readily available, the Fund would fair value its Kraken Index Futures Contracts in accordance with its pricing and valuation policy and procedures for fair value determinations. Pursuant to those policies and procedures, the Adviser would consider various factors, such as pricing history; market levels prior to price limits or halts; and supply, demand, and open interest in Kraken Index Futures Contracts, among other factors. The Adviser would document its proposed pricing and methodology, detailing the factors that entered into the valuation.

Collateral Investments

The Fund will also invest its assets in Collateral Investments. The Collateral Investments may consist of high-quality securities, which include: (1) U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury; (2) investment companies registered under the 1940 Act that invest in high-quality securities; and/or (3) corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by businesses that are rated investment grade or determined by the Adviser to be of comparable quality. For these purposes, “investment grade” is defined as investments with a rating at the time of purchase in one of the four highest categories of at least one nationally recognized statistical rating organization (e.g., BBB- or higher from S&P Global Ratings or Baa3 or higher from Moody’s Investors Service, Inc.).

The Collateral Investments are designed to provide liquidity, serve as margin, or otherwise collateralize the Subsidiary’s investments in Kraken Index-Linked Instruments. The Fund expects that it will primarily invest its assets, and that the Subsidiary will primarily invest its assets, in Collateral Investments that are “securities,” as such term is defined under the 1940 Act.

Other Investments

In order to help the Fund maintain exposure to the Kraken Index, maintain its tax status as a RIC on days in and around quarter-end, help the Fund maintain its desired exposure to Kraken Index Futures Contracts when it is approaching or has exceeded position limits or accountability levels, or because of liquidity or other constraints, the Fund may invest in the following:

Reverse Repurchase Agreements

The Fund may invest in reverse repurchase agreements which are a form of borrowing in which the Fund sells portfolio securities to financial institutions and agrees to repurchase them at a mutually agreed-upon date and price that is higher than the original sale price, and use the proceeds for investment purchases.

As a result of the Fund repurchasing the securities at a higher price, the Fund will lose money by engaging in reverse repurchase agreement transactions.

As noted above, because the Fund intends to qualify for treatment as a RIC under the Code, the size of the Fund’s investment in the Subsidiary will not exceed 25% of the Fund’s total assets at or around each quarter end of the Fund’s fiscal year (the “Asset Diversification Test”). At other times of the year, the Fund’s investments in the Subsidiary will significantly exceed 25% of the Fund’s total (or gross) assets.

When the Fund seeks to reduce its total assets exposure to the Subsidiary, it may use the short-term Treasury Bills it owns (and purchase additional Treasury Bills as needed) to transact in reverse repurchase agreement transactions, which are ostensibly loans to the Fund. Those loans will increase the gross assets of the Fund, which the Adviser expects will allow the Fund to meet the Asset Diversification Test. When the Fund enters into a reverse repurchase agreement, it will either (i) be consistent with Section 18 of the 1940 Act and maintain asset coverage of at least 300% of the value of the reverse repurchase agreement; or (ii) treat the reverse repurchase agreement transactions as derivative transactions for purposes of Rule 18f-4 under the 1940 Act (“Rule 18f-4”), including as applicable, the value-at-risk based limit on leverage risk.

Other Investment Companies

The Fund may invest in shares of Other Investment Companies, that is, shares of investment companies registered under the 1940 Act that invest in similar assets to those in which the Fund may invest.

Exchange-traded option contracts on shares of Other Investment Companies.

The Fund may invest in exchange-listed option contracts on shares of Other Investment Companies, which invest in similar assets to those in which the Fund may invest. An option is a contract that gives the purchaser of the option, in return for the premium paid, the right to buy shares of an investment company, from the writer of the option (in the case of a call option), or to sell shares of the investment company to the writer of the option (in the case of a put option) at a designated price during the term of the option. The premium paid by the buyer of an option will reflect, among other things, the relationship of the exercise price to the market price and the volatility of the shares of the investment company, the remaining term of the option, supply, demand, interest rates and/or currency exchange rates. The Fund may utilize “American” style options or “European” style options. American style options are exercisable on any date prior to the expiration date of the option contract. In contrast, European style options are exercisable only on the expiration date of the option contract.

Swaps that reference Kraken Index Futures Contracts, Other Investment Companies, or the Kraken Index.

Swap contracts are transactions entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a swap transaction, the Fund and a counterparty will agree to exchange or “swap” payments based on the change in value of an underlying asset or benchmark. For example, the two parties may agree to exchange the return (or differentials in rates of returns) earned or realized on a particular investment or instrument. In the case of the Fund, the reference asset can be Kraken Index Futures Contracts, Other Investment Companies or the Kraken Index.

Principal Risks

As with all investments, there are certain risks of investing in the Fund. Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective. An investment in the Fund does not represent a complete investment program. An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, the Adviser or any of their affiliates. You should consider carefully the following risks before investing in the Fund.

Each risk noted below is considered a principal risk of investing in the Fund, regardless of the order in which it appears. The significance of each risk factor below may change over time and you should review each risk factor carefully.

Risks Specific to the Fund’s Investments

Investment Strategy Risk. The Fund, through the Subsidiary, invests primarily in Kraken Index Futures Contracts. The Fund does not invest directly in prediction markets, event contracts or other instruments that provide exposure to individual sporting event or season-long outcomes or to investments that provide exposure to the financial performance of individual sports teams or leagues. Instead, the Fund seeks to benefit from increases in the price of Kraken Index Futures Contracts. The price of Kraken Index Futures Contracts may not be an accurate measure of the Kraken Index. Consequently, the Fund may perform differently from the performance of the Kraken Index. There can be no guarantee that the performance of Kraken Index Futures Contracts will be highly correlated to the performance of the Kraken Index. Transaction costs (including the costs associated with futures investing), position limits, the availability of counterparties and other factors may impact the cost and pricing of Kraken Index Futures Contracts and decrease the correlation between the performance of Kraken Index Futures Contracts and the Kraken Index, over short- or long-term periods. In addition, the performance of back-month Kraken Index Futures Contracts is likely to differ more significantly from the performance of the Kraken Index. To the extent the Fund is invested in back-month Kraken Index Futures Contracts, the performance of the Fund should be expected to deviate more significantly from the performance of the Kraken Index. Moreover, because the Kraken Index is uninvestable, the Fund can only gain exposure through futures contracts and other derivatives, and differences between the prices of those instruments and the levels of the Kraken Index may result in the Fund experiencing larger losses or smaller gains than would be implied by changes in the Kraken Index alone.

Sports Performance Risk. The Fund’s investment strategy is inherently speculative. The value of Kraken Index Futures Contracts is derived from the statistical performance of a single professional sports team as measured by the Kraken Index. Successfully investing in Kraken Index Futures Contracts requires that the team tracked by the index performs well statistically over the course of a season, an outcome that is inherently uncertain and subject to numerous unpredictable variables, including player health, competitive dynamics, coaching decisions, and random variation in athletic performance. The Kraken Index may decline in value, and there can be no assurance that the team tracked by the index will perform at or above the levels implied by the prices of Kraken Index Futures Contracts at the time the Fund obtains exposure.

On-Ice Performance and Competitive Results Risk. The Fund’s investment performance is linked to the on-ice statistical performance of a single NHL team during the regular season and, if applicable, the playoffs. The prices of Kraken Index Futures Contracts are expected to rise when the team performs well statistically and to fall when the team performs poorly. Competitive results in professional hockey are inherently unpredictable and can be influenced by factors entirely outside the team’s control, including the performance of opposing teams, referee calls, random puck bounces, weather affecting travel, and in-game injuries. A team may enter a season with high expectations based on roster strength, coaching hires, or offseason acquisitions, only to underperform due to chemistry issues, unexpected injuries to key players, player slumps, or tactical mismatches against divisional opponents. The NHL season extends over several months and includes 82 regular season games per team, during which even a strong team may experience prolonged losing streaks that cause material declines in the Kraken Index. If the team fails to make the playoffs, the Fund will not benefit from any potential uplift in index value that could accompany postseason success. Conversely, early playoff elimination could cause sharp declines in futures prices if the market had priced in deeper postseason performance. Because the Fund is concentrated in a single NHL team, there is no opportunity to offset poor on-ice performance by gaining exposure to a stronger team or a different sport.

Kraken Index Investing Risk. The Fund is indirectly exposed to the risks of the Kraken Index through its investments in Kraken Index Futures Contracts and other Kraken Index-Linked Instruments. The Fund does not invest in the Kraken Index, which is an uninvestable index. The performance of the Kraken Index will be very different from a portfolio of Kraken Index Futures Contracts.

The Kraken Index moves up or down based on officially reported statistics from every game, match, or event throughout the regular season and postseason. Positive statistical actions (e.g., goals scored, points earned) add value to the index, while negative actions (e.g., opponent scoring, penalties or setbacks) subtract value. Poor statistical performance by the Seattle Kraken could have a significant negative impact on the level of the Kraken Index and therefore the value of the Fund. In addition, unlike instruments that are based on tradable reference assets, the Kraken Index Futures Contracts and Kraken Index-Linked Instruments are tied to an index that is not directly investable and, thus, have settlement prices based on the calculation of that index, not the price of a tradable asset.

Concentrated Single-Team Exposure Risk. The Fund’s investment strategy results in concentrated exposure to a single professional sports team’s statistical performance (i.e., the Seattle Kraken) as measured by an index. Unlike diversified funds that spread risk across multiple asset classes, sectors, or issuers, the Fund’s performance is primarily driven by the statistical output of one team over the course of a season. As a result, the Fund is more susceptible to risks affecting that team, including player injuries, suspensions, trades, retirements, coaching changes, front-office turnover, league sanctions, labor disputes, lockouts, or other events that directly or indirectly influence the team’s on-ice statistical performance. This degree of concentration will likely increase volatility in the Fund’s NAV, heighten the likelihood of significant losses over short periods, and cause the Fund’s returns to diverge substantially from those of more diversified investments. Additionally, because the Fund is concentrated in a single team, it is inherently concentrated in a single professional sports league. This subjects the Fund to league-specific risks, including league-wide labor disputes, broad scandal, changes to the structure or rules of the league, or events that cause the cancellation or suspension of games. The Fund has no ability to rotate exposure into a different team, sport, or league in response to adverse developments affecting the team to which it has exposure.

Insider Trading and Information Asymmetry Risk. Unlike securities markets, which are governed by well-established insider trading prohibitions under the Securities Exchange Act of 1934, the legal framework governing trading on the basis of material, non-public information in the context of commodity futures is less developed. While the CFTC has broad anti-manipulation and anti-fraud authority under the Commodity Exchange Act (“CEA”), specific rules and judicial precedent addressing what constitutes improper trading on non-public information in the context of sports-linked futures remain nascent. Certain individuals may possess material, non-public information that could affect the statistical performance of the Kraken Index and, consequently, the prices of Kraken Index Futures Contracts. Such individuals may include, without limitation, team coaches, players, trainers, team medical staff, front office personnel, referees, officials, league personnel, or sports data providers. For example, undisclosed injuries to key players or undisclosed lineup changes could materially affect the level of the Kraken Index. Such persons could trade Kraken Index Futures Contracts or Fund Shares to profit from their informational advantage prior to public disclosure. There is no guarantee that exchanges, the CME, or the CFTC will successfully detect and prevent such trading, and the Fund has no means of preventing such individuals from purchasing or selling Fund Shares. The participation of informed insiders in the market for Kraken Index Futures Contracts can create adverse selection for other market participants and distort market prices. Because the Fund is concentrated in a single team, the impact of insider trading on the Fund may be more pronounced than in markets with broader diversification.

League Credibility and Sports Integrity Risk. The Kraken Index is calculated based on official league statistics derived from the games of a single professional sports team, and the integrity of those games is fundamental to the reliability of the index. Efforts to interfere with the team’s games, including match-fixing, point-shaving, or referee manipulation, could materially affect the statistical data upon which the Kraken Index is based, create significant uncertainty regarding index levels, and cause pronounced price volatility in Kraken Index Futures Contracts. Confirmed or suspected game interference may also prompt legislative or regulatory responses, including restrictions on sports-linked financial products or emergency rulemaking by the CFTC, that could restrict the listing or trading of Kraken Index Futures Contracts. Even widely publicized allegations of interference, absent actual misconduct, could undermine market confidence in the Kraken Index and the futures contracts that reference it.

Gaming and State Regulatory Litigation Risk. Exchanges that list sports-linked financial instruments, including Kraken Index Futures Contracts, may be subject to legal challenges brought by state attorneys general, state gaming commissions, and other state-level actors asserting that such instruments constitute regulated gambling or gaming activity under state law, notwithstanding that such contracts are listed on a CFTC-regulated exchange. Such proceedings may assert that the listing of sports-linked contracts violates state gaming statutes, requires state gaming or sports wagering licenses, or constitutes an illegal gambling enterprise. These exchanges, and the CFTC in certain court filings, have asserted that the CEA and the CFTC’s exclusive jurisdiction over CFTC-regulated exchanges preempts state gaming regulations. There is no assurance that federal courts will rule in favor of federal preemption, and resolution may require years of litigation and potentially appellate review. An adverse ruling could result in the suspension or cessation of trading in Kraken Index Futures Contracts, material operational restrictions, significant financial penalties, or the effective loss of the ability to list sports-linked futures. Any of these outcomes could materially and adversely affect the Fund’s ability to achieve its investment objective and could result in significant losses.

Platform and Distribution Restriction Risk. Broker-dealers, registered investment adviser platforms, wirehouses, and other financial intermediaries may refuse to list, recommend, or permit purchases of Fund Shares through their platforms due to the Fund’s association with sports performance outcomes and the perception that such products are akin to sports wagering, regardless of the Fund’s legal status as a registered investment company under the 1940 Act. Certain intermediaries may permit only unsolicited purchases, prohibit financial advisers from recommending the Fund, or exclude the Fund from model portfolios entirely. These restrictions could limit the Fund’s accessible investor base, constrain assets under management, reduce secondary market liquidity, widen bid-ask spreads, and increase the likelihood that Fund Shares will trade at significant premiums or discounts to net asset value. Even if an intermediary initially permits distribution, it may subsequently restrict access in response to adverse regulatory developments, reputational concerns, or changes in compliance policies. If a significant number of intermediaries refuse to distribute Fund Shares, the Fund may be unable to achieve sufficient scale, which could increase the Fund’s expense ratio, reduce trading volume, and impair the Fund’s ability to operate effectively.

Novel Market Risk. Kraken Index Futures Contracts are a novel asset class with limited trading history. The market may not develop the depth, liquidity, or trading efficiency associated with more established futures markets, and its pricing may be influenced by factors unrelated to fundamental assessments of team performance, including speculative activity, behavioral biases, regulatory headlines, or concentrated participation by a limited number of traders. There is limited historical data on which to base expectations regarding future price behavior, volatility patterns, or the costs associated with maintaining exposure, and traditional risk metrics may not accurately capture the risks of investing in this market. There can be no assurance that the market for Kraken Index Futures Contracts will achieve or sustain the level of participation, liquidity, and price discovery necessary for the Fund to effectively pursue its investment objective.

Limited Price Discovery and Market Depth Risk. Because Kraken Index Futures Contracts are a newly created instrument class, the market may lack the depth, breadth, and participation necessary for reliable price discovery. Traditional commodity futures markets benefit from decades of participation by commercial hedgers, speculators, and arbitrageurs whose activities contribute to efficient pricing. The market for Kraken Index Futures Contracts is expected to have few, if any, natural commercial hedgers, and may be dominated by retail speculators, algorithmic traders, or a small number of institutional participants. This concentrated participation could result in prices that do not accurately reflect fair value, wider bid-ask spreads, and elevated intraday price volatility. In thin markets, even modest order flow from the Fund could move prices against the Fund, increasing transaction costs and reducing returns. There can be no assurance that the market for Kraken Index Futures Contracts will develop sufficient liquidity over time, and the Fund may be unable to establish or exit positions at prices the Fund considers favorable.

Seasonality and Offseason Risk. The Kraken Index resets to a standardized base value prior to the start of each sports season and has a defined life cycle that ends following the postseason. Because the Fund tracks a single team in a single sport, the Fund is tied to that sport’s competitive calendar and has no ability to diversify across sports or rotate into a sport that is in-season when the team’s sport is not. During the playing season, the Kraken Index moves in real-time based on officially reported game statistics, and the prices of Kraken Index Futures Contracts are expected to reflect both the current index level and market expectations regarding future team performance. During the offseason, however, the Kraken Index will not move because no games are being played, and the Fund’s exposure to Kraken Index Futures Contracts will behave differently than during the playing season. The Fund anticipates maintaining exposure to Kraken Index Futures Contracts during the offseason. Although the underlying index will be static during this period, the prices of Kraken Index Futures Contracts may still fluctuate based on market expectations regarding the team’s prospects for the upcoming season, including coaching changes, player trades, draft picks, free agent signings, injury recovery timelines, training camp developments, and other factors that affect the market’s assessment of the team’s likely statistical performance. However, because the index itself is not moving during the offseason, the magnitude of futures price movements may be reduced relative to the playing season, and the relationship between futures prices and the underlying index level may be less predictable. There can be no assurance that the Fund’s offseason futures holdings will appreciate in value, and the Fund may experience losses during the offseason if market sentiment regarding the team’s upcoming season deteriorates. In addition, there can be no assurance that Kraken Index Futures Contracts will be available in sufficient volume or at favorable pricing during the offseason or at the start of a new season.

League Discontinuation, Lockout, or Strike Risk. The Fund’s ability to invest in Kraken Index Futures Contracts depends on the continued operation of the NHL and the playing of scheduled games. Labor disputes between the NHL and its players’ union could result in a lockout or strike that suspends or cancels all or a significant portion of a season. The NHL has previously experienced work stoppages, including a full-season cancellation in 2004-2005. During any such period, no games would be played, the Kraken Index would not generate data, and trading in Kraken Index Futures Contracts could be suspended or severely impaired. The Fund would be unable to pursue its investment strategy during such a period, may be forced to liquidate positions at disadvantageous prices, and could experience substantial losses. Even after a labor dispute is resolved, the shortened or restructured season could materially change the statistical patterns underlying the index methodology. In addition, force majeure events such as a pandemic, natural disaster, or other circumstances beyond the control of the league could cause widespread game cancellations or delays. There can be no assurance that the league will not experience a work stoppage or other extended interruption during the Fund’s investment period, or that the Fund will be able to recover any losses incurred as a result of such events.

Index Provider and Data Dependency Risk. The Kraken Index is maintained and calculated by a single Index Provider, FutureSports. If the Index Provider were to experience operational failures, cease operations, lose its data feed from the applicable sports league, experience a cybersecurity breach, or otherwise become unable to calculate the Kraken Index, Kraken Index Futures Contracts may have no reliable reference value, which could materially and adversely affect the value of the Fund. In addition, the Kraken Index is calculated solely on the basis of officially reported statistics from a single sports league. The league serves as the data source but does not participate in index determination or governance. If the league were to report incorrect statistics, issue post-game corrections, change how it reports or categorizes statistics, delay reporting, or discontinue the provision of data to the Index Provider, the settlement prices of Kraken Index Futures Contracts could be based on erroneous or incomplete data. Furthermore, the Index Provider controls the methodology by which official statistics are translated into index points. If the Index Provider amends or discontinues its methodology, the behavior of the Kraken Index could change materially and the futures market may not immediately price in such changes. The Kraken Index is calculated in real-time while games are being played, which introduces latency, data-feed, and computational risks that differ from those associated with traditional financial indexes.

Trading Hours and Sporting Event Timing Risk. NHL games may occur during evening hours, on weekends, and on holidays when the Exchange is closed and when the market for Kraken Index Futures Contracts may have limited or no trading activity. Because the Kraken Index moves in real-time while games are being played, material index movements may occur during periods when investors are unable to buy or sell Shares or when Kraken Index Futures Contracts are not actively trading. As a result, the opening price of Shares and the prices of Kraken Index Futures Contracts on the next trading session may differ significantly from the prior session’s closing prices, potentially resulting in large gaps at the open. Shareholders may not be able to sell their Shares until after such a gap has been fully realized, resulting in an inability to mitigate losses in a declining market.

Futures Contracts Risk. Risks of futures contracts include: (i) an imperfect correlation between the value of the futures contract and the underlying asset; (ii) possible lack of a liquid secondary market; (iii) the inability to close a futures contract when desired; (iv) losses caused by unanticipated market movements, which may be unlimited; (v) an obligation for the Fund to make daily cash payments to maintain its required margin, particularly at times when the Fund may have insufficient cash; and (vi) unfavorable execution prices from rapid selling. Unlike equities, which typically entitle the holder to a continuing stake in a corporation, futures contracts normally specify a certain date for settlement in cash based on the reference asset. As the futures contracts approach expiration, they may be replaced by similar contracts that have a later expiration. This process is referred to as “rolling.” If the market for these contracts is in “contango,” meaning that the prices of futures contracts in the nearer months are lower than the price of contracts in the distant months, the sale of the near-term month contract would be at a lower price than the longer-term contract, resulting in a cost to “roll” the futures contract. The actual realization of a potential roll cost will be dependent upon the difference in price of the near and distant contract. Because the margin requirement for futures contracts is less than the value of the assets underlying the futures contract, futures trading involves a degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 40% of the value of the futures contract is deposited as margin, a subsequent 20% decrease in the value of the futures contract would result in a loss of half of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A decrease in excess of 40% would result in a loss exceeding the original margin deposit, if the futures contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount initially invested in the futures contract. However, the Fund would presumably have sustained comparable losses if, instead of investing in the futures contract, it had invested in the underlying financial instrument and sold it after the decline. Further, if the market for Kraken Index Futures Contracts is in a period of contango, if the performance of the Kraken Index and the price of Kraken Index Futures Contracts were to decline, the Fund would experience the negative impact of contango. The impact of backwardation or contango may lead to the returns of the Fund to vary significantly from the total return of other price references. Additionally, in the event of a prolonged period of contango, and absent the impact of rising or falling pricing in the Kraken Index, this could have a significant negative impact on the Fund’s NAV and total return.

Position Limits and Price Limits

The CFTC and various exchanges on which Kraken Index Futures Contracts trade have established position limits and price limits for Kraken Index Futures Contracts. Position limit regulation and price limit regulation serve distinct purposes and are regulated differently.

Position limits are designed to prevent excessive speculation that could cause sudden or unreasonable fluctuations in the price of a commodity. They limit the maximum number of contracts a person or entity can hold in a particular commodity.

Price limits are mechanisms to maintain orderly markets by restricting the price range within which futures contracts can trade during a trading session. They prevent extreme price movements that could disrupt market stability. Price limits are typically set as a percentage of the previous day's settlement price. When price limits are hit, trading may be halted or expanded depending on the product and regulatory rules. Unlike position limits, price limits do not restrict the number of contracts a trader can hold but rather the price at which those contracts can be traded. When a price limit is hit, the market for Kraken Index Futures Contracts may temporarily halt until price limits can be expanded or trading may be stopped for the day.

If the Fund is unable to buy or sell Kraken Index Futures Contracts as a result of position limits being hit or price limits that result in a halted or closed market—or for other reasons including limited liquidity in the market for Kraken Index Futures Contracts, a disruption to the market for Kraken Index Futures Contracts, or as a result of margin requirements, accountability levels, or other limitations imposed by the Fund’s futures commission merchants (“FCMs”), the listing exchanges, or the CFTC—the Adviser would take such action as it believes appropriate and in the best interest of the Fund in consideration of the facts and circumstances at such time, including: (i) investing in Kraken Index-Linked Instruments that are not Kraken Index Futures Contracts; (ii) requiring that authorized participants purchase and redeem in large blocks of shares called “Creation Units” through an exchange for related position (EFRP) method rather than in cash; (iii) applying increased authorized participant variable transaction fees for purchases or redemptions of Creation Units made in cash; or (iv) de-levering the Fund, relative to its investment objective, by an amount reflecting prevailing price limits. In addition, the Fund generally may suspend the issuance of Creation Units only for a limited time and only due to extraordinary circumstances, such as when the markets on which the ETF’s portfolio holdings are traded are closed for a limited period of time; that is to say, when the Fund is unable to increase its exposure to underlying assets.

Cost of Futures Investment Risk. When a Kraken Index Futures Contract is nearing expiration, the Fund will generally sell it and use the proceeds to buy a Kraken Index Futures Contract with a later expiration date. This is commonly referred to as “rolling”.

If the Fund rolls Kraken Index Futures Contracts that are in contango, the Fund would sell a lower priced, expiring contract and purchase a higher priced, longer-dated contract. The price difference between the expiring contract and longer-dated contract associated with rolling Kraken Index Futures Contracts is typically substantially higher than the price difference associated with rolling other futures contracts. Contango in the market for Kraken Index Futures Contracts may have a significant adverse impact on the performance of the Fund and may cause Kraken Index Futures Contracts and the Fund to underperform the Kraken Index. Both contango and backwardation would reduce the Fund’s correlation to the Kraken Index and may limit or prevent the Fund from achieving its investment objective. The impact of both contango and backwardation may also be greater to the extent the Fund invests in back-month Kraken Index Futures Contracts.

Investment Capacity Risk. If the Fund’s ability to obtain exposure to Kraken Index Futures Contracts consistent with its investment objective is disrupted for any reason, including but not limited to, limited liquidity in the market for Kraken Index Futures Contracts, a disruption to the market for Kraken Index Futures Contracts, or as a result of margin requirements or position limits imposed by the Fund’s FCMs, the CME, or the CFTC, and the Fund could not otherwise meet its investment objective through the use of other investments discussed above, the Fund would not be able to achieve its investment objective and may experience significant losses.

Liquidity Risk. The market for the Kraken Index Futures Contracts may be subject to periods of illiquidity. During such times it may be difficult or impossible to buy or sell a position at the desired price. Market disruptions or volatility can also make it difficult to find a counterparty willing to transact at a reasonable price and sufficient size. Illiquid markets may cause losses, which could be significant. Large positions also increase the risk of illiquidity, which may make the Fund’s positions more difficult to liquidate, and increase the losses incurred while trying to do so.

Derivatives Risk. In addition to Kraken Index Futures Contracts, the Fund may obtain exposure through the following other derivatives: (1) exchange traded options on Other Investment Companies and/or (2) swap agreement transactions that reference Kraken Index Futures Contracts, Other Investment Companies, or the Kraken Index.

Investing in derivatives may be considered aggressive and may expose the Fund to risks different from, or possibly greater than, the risks associated with investing directly in the reference asset(s) underlying the derivative (e.g., the securities or commodities contained in the Fund). The use of derivatives may result in larger losses or smaller gains than directly investing in securities or commodities. The risks of using derivatives include: (1) the risk that there may be imperfect correlation between the price of the financial instruments and movements in the prices of the reference asset(s); (2) the risk that an instrument is mispriced; (3) credit or counterparty risk on the amount a Fund expects to receive from a counterparty; (4) the risk that securities prices, interest rates and currency markets will move adversely and a Fund will incur significant losses; (5) the risk that the cost of holding a financial instrument might exceed its total return; and (6) the possible absence of a liquid secondary market for a particular instrument and possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to adjust a Fund’s position in a particular instrument when desired. Each of these factors may prevent a Fund from achieving its investment objective and may increase the volatility (i.e., fluctuations) of the Fund’s returns. Because derivatives often require limited initial investment, the use of derivatives also may expose a Fund to losses in excess of those amounts initially invested.

The performance of any Kraken Index-Linked Instrument may not track the performance of its underlying benchmark due to embedded costs and other factors. Thus, to the extent the Fund invests in swaps that use a Kraken Index-Linked Instrument as the reference asset, the Fund may be subject to greater correlation risk and may not achieve as high a degree of correlation with its investment objective than if the Fund only used Kraken Index Futures Contracts.

Swap Agreements Risk. The Fund may enter into cash-settled swaps and other derivatives to gain exposure to an underlying asset without actually purchasing such asset. Swaps are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on a particular pre-determined interest rate, commodity, security, indexes, or other assets or measurable indicators. The primary risks associated with the use of swaps are mispricing or improper valuation, imperfect correlation between movements in the notional amount and the price of the underlying investments, and the failure of a counterparty to perform. If a counterparty’s creditworthiness for an over-the-counter swap declines, the value of the swap would likely decline. Moreover, there is no guarantee that the Fund could eliminate its exposure under an outstanding swap by entering into an offsetting swap with the same or another party. In addition, the Fund may use a combination of swaps on an underlying index.

Options Risk. The Fund may purchase exchange-traded options that reference shares of Other Investment Companies. Transactions in options generally require less capital than equivalent stock transactions. They may return smaller dollar figures but a potentially greater percentage of the investment than equivalent stock transactions. The potential profit is limited to the premium received for the contract. The potential loss can be unlimited. While leverage means the percentage returns can be significant, the amount of cash required is smaller than equivalent stock transactions. It is possible to lose the entire principal invested, and sometimes more. As an options holder, a Fund risks the entire amount of the premium it pays. But as an options writer, it takes on a much higher level of risk. For example, if the Fund writes an uncovered call, it faces unlimited potential loss, since there is no cap on how high a stock price can rise. When buying options, a Fund risks losing the premium paid, plus commissions and fees.

Reverse Repurchase Agreements Risk. The Fund may invest in reverse repurchase agreements. Reverse repurchase agreements are transactions in which the Fund sells portfolio securities to financial institutions such as banks and broker-dealers, and agrees to repurchase them at a mutually agreed-upon date and price which is higher than the original sale price. Reverse repurchase agreements are a form of leverage and the use of reverse repurchase agreements by the Fund may increase the Fund’s volatility. The Fund incurs costs, including interest expenses, in connection with the opening and closing of reverse repurchase agreements that will be borne by the shareholders.

Reverse repurchase agreements are also subject to the risk that the other party to the reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Fund. In situations where the Fund is required to post collateral with a counterparty, the counterparty may fail to segregate the collateral or may commingle the collateral with the counterparty’s own assets. As a result, in the event of the counterparty’s bankruptcy or insolvency, the Fund’s collateral may be subject to the conflicting claims of the counterparty’s creditors, and the Fund may be exposed to the risk of a court treating the Fund as a general unsecured creditor of the counterparty, rather than as the owner of the collateral. There can be no assurance that a counterparty will not default and that the Fund will not sustain a loss on a transaction as a result.

Reverse repurchase agreements also involve the risk that the market value of the securities sold by the Fund may decline below the price at which it is obligated to repurchase the securities. In addition, when the Fund invests the proceeds it receives in a reverse repurchase transaction, there is a risk that those investments may decline in value. In this circumstance, the Fund could be required to sell other investments in order to meet its obligations to repurchase the securities.

Risks Related to Investing in Other Investment Companies. The Fund may invest in long or short positions in Other Investment Companies (i.e., investment companies registered under the 1940 Act that invest in similar assets to those in which the Fund may invest). Investing in Other Investment Companies may involve duplication of advisory or management fees and certain other expenses. By investing in Other Investment Companies, the Fund becomes a shareholder of that Other Investment Company. As a result, Fund shareholders indirectly bear the Fund’s proportionate share of the fees and expenses paid by shareholders of the Other Investment Company, in addition to the fees and expenses Fund shareholders bear in connection with the Fund’s own operations. As a shareholder, the Fund must rely on the Other Investment Company to achieve its investment objective. The Fund’s performance may be magnified positively or negatively by virtue of its investment in the Other Investment Company. If the Other Investment Company fails to achieve its investment objective, the value of the Fund’s investment could decline, thus affecting the Fund’s performance. In addition, because certain Other Investment Company shares are listed on national stock exchanges and are traded like stocks on an exchange, their shares potentially may trade at a discount or a premium. Investments in such shares may be subject to brokerage and other trading costs, which could result in greater expenses to the Fund. Finally, because the value of certain Other Investment Company shares may depend on the demand in the market, the Adviser may not be able to liquidate the Fund’s holdings in those shares at the most optimal time, adversely affecting the Fund’s performance.

Collateral Investments Risk. The Fund’s use of Collateral Investments may include obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities, including bills, notes and bonds issued by the U.S. Treasury, investment companies registered under the 1940 Act that invest in high-quality securities and corporate debt securities, such as commercial paper.

Some securities issued or guaranteed by federal agencies and U.S. Government-sponsored instrumentalities may not be backed by the full faith and credit of the United States, in which case the investor must look principally to the agency or instrumentality issuing or guaranteeing the security for ultimate repayment, and may not be able to assert a claim against the United States itself in the event that the agency or instrumentality does not meet its commitment. The U.S. Government, its agencies and instrumentalities do not guarantee the market value of their securities, and consequently, the value of such securities may fluctuate. Although the Fund may hold securities that carry U.S. Government guarantees, these guarantees do not extend to the Shares.

Investment companies that invest in high-quality securities are subject to management fees and other expenses. Therefore, investments in these funds will cause the Fund to bear indirectly a proportional share of the fees and costs of the funds in which it invests. At the same time, the Fund will continue to pay its own management fees and expenses with respect to all of its assets, including any portion invested in the shares of such fund. It is possible to lose money by investing in investment companies that invest in high-quality securities.

Corporate debt securities such as commercial paper generally are short-term unsecured promissory notes issued by businesses. Corporate debt may carry variable or floating rates of interest. Corporate debt securities carry both credit risk and interest rate risk. Credit risk is the risk that the Fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it is due.

Asset Concentration Risk. Since the Fund may take concentrated positions in Kraken Index Futures Contracts, the Fund’s performance may be hurt disproportionately and significantly by the poor performance of those positions to which it has significant exposure. Asset concentration makes the Fund more susceptible to any single occurrence affecting the underlying positions and may subject the Fund to greater market risk than more diversified funds.

Counterparty Risk. The Fund will be subject to credit risk (i.e., the risk that a counterparty is unwilling or unable to make timely payments or otherwise meet its contractual obligations) with respect to the amount the Fund expects to receive from counterparties to: Kraken Index Futures Contracts; reverse repurchase agreements; swaps on Kraken Index Futures Contracts, Other Investment Companies, or the Kraken Index.

The Fund may be negatively impacted if a counterparty becomes bankrupt or otherwise fails to perform its obligations under such an agreement. The Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding and the Fund may obtain only limited recovery or may obtain no recovery in such circumstances. In order to attempt to mitigate potential counterparty credit risk, the Fund typically enters into transactions with major financial institutions.

The counterparty to an exchange-traded futures contract is subject to the credit risk of the clearing house and the FCM through which it holds its position. Specifically, the FCM or the clearing house could fail to perform its obligations, causing significant losses to the Fund. For example, the Fund could lose margin payments it has deposited with an FCM as well as any gains owed but not paid to the Fund, if the FCM or clearing house becomes insolvent or otherwise fails to perform its obligations. Credit risk of market participants with respect to derivatives that are centrally cleared is concentrated in a few clearing houses and it is not clear how an insolvency proceeding of a clearing house would be conducted and what impact an insolvency of a clearing house would have on the financial system. Under current CFTC regulations, a FCM maintains customers’ assets in a bulk segregated account. If a FCM fails to do so, or is unable to satisfy a substantial deficit in a customer account, its other customers may be subject to risk of loss of their funds in the event of that FCM’s bankruptcy. In that event, in the case of futures, the FCM’s customers are entitled to recover, even in respect of property specifically traceable to them, only a proportional share of all property available for distribution to all of that FCM’s customers. In addition, if the FCM does not comply with the applicable regulations, or in the event of a fraud or misappropriation of customer assets by the FCM, the Fund could have only an unsecured creditor claim in an insolvency of the FCM with respect to the margin held by the FCM. FCMs are also required to transfer to the clearing house the amount of margin required by the clearing house, which amount is generally held in an omnibus account at the clearing house for all customers of the FCM. In addition, the Fund may enter into futures contracts and repurchase agreements with a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. The Fund does not specifically limit its counterparty risk with respect to any single counterparty.

Further, there is a risk that no suitable counterparties are willing to enter into reverse repurchase agreements with the Fund, or continue to enter into, reverse repurchase agreement transactions with the Fund and, as a result, the Fund may not be able to achieve its investment objective. There is also the risk that the Fund may not be able to engage in reverse repurchase agreement transactions because suitable counterparties refuse to enter into transactions with the Fund. Contractual provisions and applicable law may prevent or delay the Fund from exercising its rights to terminate an investment or transaction with a financial institution experiencing financial difficulties, or to realize on collateral, and another institution may be substituted for that financial institution without the consent of the Fund. If the credit rating of a counterparty to a futures contract and/or repurchase agreement declines, the Fund may nonetheless choose or be required to keep existing transactions in place with the counterparty, in which event the Fund would be subject to any increased credit risk associated with those transactions. Also, in the event of a counterparty’s (or its affiliate’s) insolvency, the possibility exists that the Fund’s ability to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral, could be stayed or eliminated under special resolution regimes adopted in the United States, the European Union and various other jurisdictions. Such regimes provide government authorities with broad authority to intervene when a financial institution is experiencing financial difficulty. In particular, the regulatory authorities could reduce, eliminate, or convert to equity the liabilities to the Fund of a counterparty who is subject to such proceedings in the European Union (sometimes referred to as a “bail in”).

Credit Risk. An issuer or other obligated party of a debt security may be unable or unwilling to make dividend, interest and/or principal payments when due. In addition, the value of a debt security may decline because of concerns about the issuer’s ability or unwillingness to make such payments.

Debt Securities Risk. Investments in debt securities subject the holder to the credit risk of the issuer. Credit risk refers to the possibility that the issuer or other obligor of a security will not be able or willing to make payments of interest and principal when due. Generally, the value of debt securities will change inversely with changes in interest rates. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. During periods of falling interest rates, the income received by the Fund may decline. If the principal on a debt security is prepaid before expected, the prepayments of principal may have to be reinvested in obligations paying interest at lower rates. Debt securities generally do not trade on a securities exchange making them generally less liquid and more difficult to value than common stock.

Interest Rate Risk. Interest rate risk is the risk that the value of the debt securities in the Fund’s portfolio will decline because of rising market interest rates. Interest rate risk is generally lower for shorter term debt securities and higher for longer-term debt securities. Duration is a reasonably accurate measure of a debt security’s price sensitivity to changes in interest rates and a common measure of interest rate risk. Duration measures a debt security’s expected life on a present value basis, taking into account the debt security’s yield, interest payments and final maturity. In general, duration represents the expected percentage change in the value of a security for an immediate 1% change in interest rates. For example, the price of a debt security with a three-year duration would be expected to drop by approximately 3% in response to a 1% increase in interest rates. Therefore, prices of debt securities with shorter durations tend to be less sensitive to interest rate changes than debt securities with longer durations. As the value of a debt security changes over time, so will its duration.

Clearing Broker Risk. The Fund’s investments in exchange-traded futures contracts expose it to the risks of a clearing broker (or a FCM). Under current regulations, a clearing broker or FCM maintains customers’ assets in a bulk segregated account. There is a risk that Fund assets deposited with the clearing broker to serve as margin may be used to satisfy the broker’s own obligations or the losses of the broker’s other clients. In the event of default, the Fund could experience lengthy delays in recovering some or all of its assets and may not see any recovery at all. Furthermore, the Fund is subject to the risk that no FCM is willing or able to clear the Fund’s transactions or maintain the Fund’s assets. If the Fund’s FCMs are unable or unwilling to clear the Fund’s transactions, or if the FCM refuses to maintain the Fund’s assets, the Fund will be unable to have its orders for Kraken Index Futures Contracts fulfilled or assets custodied. In such a circumstance, the performance of the Fund will likely deviate from the performance of changes in the Kraken Index and may result in the proportion of Kraken Index Futures Contracts in the Fund’s portfolio relative to the total assets of the Fund to decrease.

Non-Diversification Risk. The Fund is classified as a “non-diversified company” under the 1940 Act. As a result, the Fund is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by the diversification requirements imposed by the Code. The Fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly invested in certain issuers.

Risks Related to the Management of the Fund

Active Management Risk. The Fund is actively managed, and its performance reflects investment decisions that the Adviser makes for the Fund. Such judgments about the Fund’s investments may prove to be incorrect. If the investments selected and the strategies employed by the Fund fail to produce the intended results, the Fund could underperform as compared to other funds with similar investment objectives and/or strategies, or could have negative returns.

Frequent Trading Risk. The Fund regularly purchases and subsequently sells (i.e., “rolls”) individual futures contracts throughout the year so as to maintain a fully invested position. As the contracts near their expiration dates, the Fund rolls them over into new contracts. This frequent trading of contracts may increase the amount of commissions or mark-ups to broker-dealers that the Fund pays when it buys and sells contracts, which may detract from the Fund’s performance. High portfolio turnover may result in the Fund paying higher levels of transaction costs and may generate greater tax liabilities for shareholders. Frequent trading risk may cause the Fund’s performance to be less than expected.

Rebalancing Risk. If for any reason the Fund is unable to rebalance all or a portion of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund may be over- or under-exposed to the returns of the Kraken Index. Additionally, because the market for Kraken Index Futures Contracts is nascent and may be thinly traded, the Fund’s own trading activity, including purchases, sales, and rolling of contracts, could materially influence the prices of Kraken Index Futures Contracts. If the Fund represents a significant portion of the open interest or trading volume, its activity could move prices against it, resulting in higher costs and reduced returns. If other market participants anticipate the Fund’s trading patterns, they may engage in front-running or other anticipatory trading strategies that further increase the Fund’s transaction costs. The trading activity associated with such transactions will contribute to the existing trading volume on the underlying futures contracts and may adversely affect the market price of such underlying futures contracts.

Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or systems failures. The Fund and the Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

Valuation Risk. The Fund or the Subsidiary may hold securities or other assets that may be valued on the basis of factors other than market quotations. This may occur because the asset or security does not trade on a centralized exchange, or in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” assets or securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, there is no assurance that the Fund or the Subsidiary could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund or the Subsidiary would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund or the Subsidiary at that time. The Fund’s ability to value investments may be impacted by technological issues or errors by pricing services or other third-party service providers.

New Fund Risk. As of the date of this prospectus, the Fund has no operating history and currently has fewer assets than larger funds. Like other new funds, large inflows and outflows may impact the Fund’s market exposure for limited periods of time. This impact may be positive or negative, depending on the direction of market movement during the period effected.

Risks Related to Trading of Shares

Trading Issues Risk. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. The Fund may have difficulty maintaining its listing on the Exchange in the event the Fund’s assets are small, the Fund does not have enough shareholders, or if the Fund is unable to proceed with creation and/or redemption orders.

Authorized Participant Concentration Risk. Only an “authorized participant” or “AP” (i.e., broker-dealers and large institutional investors that have entered into participation agreement with the Fund) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that act as APs on an agency basis (i.e. on behalf of other market participants). To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem, in either of these cases, Shares may trade at a discount to the Fund’s net asset value and possibly face delisting.

Market Maker Risk. If the Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of Shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s net asset value and the price at which the Shares are trading on the Exchange, which could result in a decrease in value of the Shares. In addition, decisions by market makers or APs to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Shares trading at a discount to net asset value and also in greater than normal intra-day bid-ask spreads for Shares.

Premium/Discount Risk. The market price of the Fund’s Shares will generally fluctuate in accordance with changes in the Fund’s net asset value as well as the relative supply of and demand for Shares on the Exchange. The Fund’s market price may deviate from the value of the Fund’s underlying portfolio holdings, particularly in time of market stress, with the result that investors may pay more or receive less than the underlying value of the Shares bought or sold. The Adviser cannot predict whether Shares will trade below, at, or above their net asset value because the Shares trade on the Exchange at market prices and not at net asset value. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related, but not identical, to the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. However, given that Shares can only be purchased and redeemed in Creation Units, and only to and from broker-dealers and large institutional investors that have entered into participation agreements (unlike shares of closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset value), the Adviser believes that large discounts or premiums to the net asset value of Shares should not be sustained. In addition, because the Fund provides exposure to the statistical performance of a single professional sports team, demand for Shares may be influenced by fan loyalty, emotional attachment, and team-related sentiment rather than by rational assessments of the Fund’s expected risk-adjusted returns. These demand patterns could increase intraday volatility in Fund Shares, widen bid-ask spreads, and result in investors purchasing or selling Shares at prices that do not reflect the Fund’s underlying NAV. During stressed market conditions, the market for the Fund’s Shares may become less liquid in response to deteriorating liquidity in the market for the Fund’s underlying portfolio holdings, which could in turn lead to differences between the market price of the Fund’s Shares and their net asset value. This can be reflected as a spread between the bid and ask prices for the Fund quoted during the day or a premium or discount in the closing price from the Fund’s NAV.

Active Market Risk. Although the Shares are listed for trading on the Exchange, there can be no assurance that an active trading market for the Shares will develop or be maintained. Shares trade on the Exchange at market prices that may be below, at or above the Fund’s net asset value. Securities, including the Shares, are subject to market fluctuations and liquidity constraints that may be caused by such factors as economic, political, or regulatory developments, changes in interest rates, and/or perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments.

Cash Transaction Risk. Most ETFs generally make in-kind redemptions to avoid being taxed at the fund level on gains on the distributed portfolio securities. However, unlike most ETFs, the Fund currently intends to effect some or all redemptions for cash, rather than in-kind, because of the nature of the Fund’s investments. The Fund may be required to sell portfolio securities to obtain the cash needed to distribute redemption proceeds, which involves transaction costs that the Fund may not have incurred had it effected redemptions entirely in kind. These costs may include brokerage costs and/or taxable gains or losses, which may be imposed on the Fund and decrease the Fund’s NAV to the extent such costs are not offset by a transaction fee payable to an AP. If the Fund recognizes gain on these sales, this generally will cause the Fund to recognize gain it might not otherwise have recognized if it were to distribute portfolio securities in-kind, or to recognize such gain sooner than would otherwise be required. This may decrease the tax efficiency of the Fund compared to ETFs that utilize an in-kind redemption process, and there may be a substantial difference in the after-tax rate of return between the Fund and other ETFs.

Risks Related to Regulation, External Factors, and Federal Income Tax Consequences

Tax Risk. The Fund intends to elect and to qualify each year to be treated as a RIC under Subchapter M of the Code. As a RIC, the Fund will not be subject to U.S. federal income tax on the portion of its net investment income and net capital gain that it distributes to shareholders, provided that it satisfies certain requirements of the Code. If the Fund does not qualify as a RIC for any taxable year and certain relief provisions are not available, the Fund’s taxable income will be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed. Additionally, buying securities shortly before the record date for a taxable dividend or capital gain distribution is commonly known as “buying the dividend.” In the event a shareholder purchases Shares shortly before such a distribution, the entire distribution may be taxable to the shareholder even though a portion of the distribution effectively represents a return of the purchase price. To comply with the asset diversification test applicable to a RIC, the Fund will limit its investments in the Subsidiary to 25% of the Fund’s total assets at the end of each tax quarter. The investment strategy of the Fund will cause the Fund to hold substantially more than 25% of the Fund’s total assets in investments in the Subsidiary the majority of the time. The Fund intends to manage the exposure to the Subsidiary so that the Fund’s investments in the Subsidiary do not exceed 25% of the total assets at the end of any tax quarter. If the Fund’s investments in the Subsidiary were to exceed 25% of the Fund’s total assets at the end of a tax quarter, the Fund, generally, has a grace period to cure such lack of compliance. If the Fund fails to timely cure, it may no longer be eligible to be treated as a RIC.

Because Kraken Index Futures Contracts produce non-qualifying income for purposes of qualifying as a RIC, the Fund makes its investments in Kraken Index Futures Contracts through the Subsidiary. The Fund intends to treat any income it may derive from the futures contracts received by the Subsidiary as “qualifying income” under the provisions of the Code applicable to RICs. The IRS has issued PLRs provided to third parties not associated with the Fund or its affiliates (which only those parties may rely on as precedent) concluding that similar arrangements resulted in qualifying income. Many of such PLRs have now been revoked by the IRS. In March of 2019, the Internal Revenue Service published Regulations that concluded that income from a corporation similar to the Subsidiary would be qualifying income, if the income is related to the Fund’s business of investing in stocks or securities. Although the Regulations do not require distributions from the Subsidiary, the Fund intends to cause the Subsidiary to make distributions that would allow the Fund to make timely distributions to its shareholders. The Fund generally will be required to include in its own taxable income the income of the Subsidiary for a tax year, regardless of whether the Fund receives a distribution of the Subsidiary’s income in that tax year, and this income would nevertheless be subject to the distribution requirement for qualification as a RIC and would be taken into account for purposes of the 4% excise tax.

If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions.

Subsidiary Regulatory Investment Risk. Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary are organized, respectively, could result in the inability of the Fund to operate as intended and could negatively affect the Fund and its shareholders. The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. However, as the Subsidiary is wholly-owned by the Fund, and the investors of the Fund will have the investor protections of the 1940 Act, the Fund as a whole—including the Subsidiary—will provide investors with 1940 Act protections.

Commodity Regulatory Risk. The Fund’s use of commodity futures subject to regulation by the CFTC has caused the Fund to be classified as a “commodity pool” and this designation requires that the Fund comply with CFTC rules, which may impose additional regulatory requirements and compliance obligations. The Fund’s investment decisions may need to be modified, and commodity contract positions held by the Fund may have to be liquidated at disadvantageous times or prices, to avoid exceeding any applicable position limits established by the CFTC, potentially subjecting the Fund to substantial losses. The regulation of commodity transactions in the United States is subject to ongoing modification by government, self-regulatory and judicial action. The effect of any future regulatory change with respect to any aspect of the Fund is impossible to predict, but could be substantial and adverse to the Fund.

Regulatory Risk. The regulatory framework governing sports-linked financial instruments is evolving and subject to significant uncertainty. Kraken Index Futures Contracts are a novel instrument class for which there is limited regulatory precedent. The CFTC has broad discretionary authority to determine whether particular contracts are consistent with the public interest, including authority to disapprove or direct an exchange to delist contracts that the CFTC determines involve gaming, are unlawful, or otherwise run contrary to the purposes of the CEA. The CFTC has recently proposed amendments to its rules concerning event contracts, commonly referred to as prediction markets, to specify which contracts may be determined contrary to the public interest and therefore may not be listed for trading or accepted for clearing on or through a CFTC-regulated entity. The CFTC or the listing exchange could, at any time and without advance notice, impose new conditions, margin or position-limit requirements, reporting obligations, trading halts, settlement adjustments, or delisting actions. Any such changes could, among other things; (i) impair the Fund’s ability to establish, maintain, or close positions; (ii) require the Fund to liquidate positions at disadvantageous prices; (iii) alter the economic characteristics on which the Fund relies; or (iv) render the Fund’s principal investment strategy impractical. In addition, future legislative, judicial, or administrative developments could retroactively affect the permissibility, settlement mechanics, or availability of Kraken Index Futures Contracts. These developments may occur abruptly and may not provide mechanisms for investor recourse or for the orderly unwind of positions. There can be no assurance that the regulatory environment for sports-linked financial instruments will remain stable or favorable.

Cyber Security Risk. The Fund is susceptible to operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding, but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the Fund’s third-party service providers, such as its administrator, transfer agent, or custodian, as applicable, or issuers in which the Fund invests, can also subject the Fund to many of the same risks associated with direct cyber security breaches. While the Fund has established business continuity plans and risk management systems designed to reduce the risks associated with cyber security, there are inherent limitations in such plans and systems. Additionally, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third-party service providers.

Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, Kraken, tsunamis and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics (for example, the novel coronavirus COVID-19), have been and can be highly disruptive to economies and markets and have recently led, and may continue to lead, to increased market volatility and significant market losses. Such natural disaster and health crises could exacerbate political, social, and economic risks, and result in significant breakdowns, delays, shutdowns, social isolation, and other disruptions to important global, local and regional supply chains affected, with potential corresponding results on the operating performance of the Fund and its investments. A climate of uncertainty and panic, including the contagion of infectious viruses or diseases, may adversely affect global, regional, and local economies and reduce the availability of potential investment opportunities, and increases the difficulty of performing due diligence and modeling market conditions, potentially reducing the accuracy of financial projections. Under these circumstances, the Fund may have difficulty achieving its investment objectives which may adversely impact Fund performance. Further, such events can be highly disruptive to economies and markets, significantly disrupt the operations of individual companies (including, but not limited to, the Fund’s investment advisor, third party service providers, and counterparties), sectors, industries, markets, securities and commodity exchanges, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. These factors can cause substantial market volatility, exchange trading suspensions and closures, changes in the availability of and the margin requirements for certain instruments, and can impact the ability of the Fund to complete redemptions and otherwise affect Fund performance and Fund trading in the secondary market. A widespread crisis would also affect the global economy in ways that cannot necessarily be foreseen. How long such events will last and whether they will continue or recur cannot be predicted. Impacts from these could have a significant impact on the Fund’s performance, resulting in losses to your investment.

Performance

As of the date of this prospectus, the Fund has not yet commenced operations and therefore does not have a performance history. Once available, the Fund’s performance information will be accessible on the Fund’s website at www.volatilityshares.com and will provide some indication of the risks of investing in the Fund.

Management

Investment Adviser

Volatility Shares LLC

Portfolio Managers

The following persons serve as portfolio managers of the Fund.

•	Charles Lowery — Chief Investment Officer, Volatility Shares
•	Anand Desai — Head of Portfolio Management, Volatility Shares
•	Dustin Shidaker — Portfolio Manager, Volatility Shares

Each of the portfolio managers is primarily and jointly responsible for the day-to-day management of the Fund. Each of the Fund’s portfolio managers have served in such capacity since the Fund’s inception.

Purchase and Sale of Shares

The Fund issues and redeems Shares on a continuous basis, at NAV, only in large blocks of shares called “Creation Units.” Individual Shares may only be purchased and sold on the secondary market through a broker-dealer at a market price. Since Shares trade on securities exchanges in the secondary market at their market price rather than their NAV, the Shares may trade at a price greater than (premium) or less than (discount) the Fund’s NAV. An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). Recent information, including the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is available online at www.volatilityshares.com.

Tax Information

The Fund’s distributions will generally be taxable as ordinary income, returns of capital or capital gains. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser and Foreside Fund Services, LLC, the Fund’s distributor (the “Distributor”), may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

St. Louis Blues ETF

Investment Objective

The St. Louis Blues ETF (the “Fund” or “[__]”) seeks to provide investment results, before fees and expenses, that correspond to the performance of futures contracts on the CME FSPI NHL St. Louis Blues Index.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell Shares. Investors may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example set forth below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	[___]	%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses(1)	0.00%
Total Annual Fund Operating Expenses	[___]	%
(1)	“Other Expenses” are estimates based on the expenses the Fund expects to incur for the current fiscal year.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels. This example does not include the brokerage commissions that investors may pay to buy and sell Shares.

Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years
$[__]	$[___]

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. Because the Fund is new, portfolio turnover information is unavailable at this time.

Principal Investment Strategies

The Fund is an exchange-traded fund (“ETF”) that seeks to achieve its investment objective primarily through investments in futures contracts on the CME FSPI NHL St. Louis Blues Index, which is a non-investable index (the “Blues Index”). The Blues Index is designed to systemically measure the cumulative team performance of the St. Louis Blues only during games played over the regular and post-season. The Blues Index is a transparent, rules-based system using official league statistics, where positive actions add points and negative actions subtract points. The Blues Index is based on fifty-five statistical measures of performance and results of team games (wins, losses and ties) that results in continuous, live statistical values that underpin the value of the Blues Index which is calculated into a trackable and tradable number. The Blues Index is based solely on these statistical factors, and the performance of other professional hockey teams in the National Hockey League® (the “NHL”), or events outside of on-ice performance by the St. Louis Blues, will not impact the value of the Blues Index.

The Blues Index has an initial standardized base value of 7,500 before the season and moves up or down based on officially reported statistics from each game, including real-time movement during regular season and postseason play. At the conclusion of the postseason, the Blues Index value resets to 7,500.

The Blues Index is maintained and calculated by FutureSports (the “Index Provider”). The Blues Index methodology is designed to align with the International Organization of Securities Commissions (“IOSCO”) Principles for Financial Benchmarks and supported by published governance, oversight and methodology change procedures. The NHL serves as the official data source for the Blues Index but does not participate in index determination or governance.

The Fund obtains exposure to the Blues Index by investments in futures contracts that reference the Blues Index and that trade on an exchange registered with the Commodity Futures Trading Commission (“Blues Index Futures Contracts”), and cash, cash-like instruments or high quality securities that serve as collateral to the Fund’s investments in Blues Index Futures Contracts (“Collateral Investments”).

Under normal circumstances, the Fund will invest at least 80% of the value of its net assets (plus borrowings for investment purposes) in Blues Index-Linked Instruments. For purposes of this policy, “Blues Index-Linked Instruments” means (i) Blues Index Futures Contracts; (ii) shares of other investment companies registered under the Investment Company Act of 1940 (the “1940 Act”) that invest in similar assets to those in which the Fund may invest (“Other Investment Companies”); (iii) exchange traded options on the Blues Index or shares of Other Investment Companies; and (iv) swap agreement transactions that reference Blues Index Futures Contracts, Other Investment Companies, or the Blues Index. Certain Blues Index-Linked Instruments, such as Other Investment Companies or options thereon, are currently unavailable for investment, though are expected to become available in the future.

The Fund expects to gain investment exposure to the Blues Index by investing a portion of its assets in a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”).

The Fund does not invest directly in prediction markets, event contracts or other instruments that provide exposure to individual sporting event or season-long outcomes or to investments that provide exposure to the financial performance of individual sports teams or leagues. Instead, the Fund seeks to benefit from increases in the price of Blues Index Futures Contracts.

The investment adviser to the Fund and the Subsidiary is Volatility Shares LLC (the “Adviser” or “Volatility Shares”). The Adviser oversees the Fund and implements the day-to-day portfolio management responsibilities for the Fund. In serving as investment adviser to the Fund, the Adviser does not conduct conventional investment research or analysis or forecast market movement or trends.

The Fund is classified as a “non-diversified company” under the 1940 Act. The Fund will not concentrate its investments in securities of issuers in any industry or group of industries, as the term “concentrate” is used in the 1940 Act, except that the Fund may invest more than 25% of its total assets in Blues Index-Linked Instruments.

The St. Louis Blues

The St. Louis Blues are a professional ice hockey team based in St. Louis, Missouri, competing in the Central Division of the NHL’s Western Conference. During the 2025–2026 season, the Blues finished fifth in the Central Division, ranking 23rd in standings points, 26th in goals for, 20th in goals against, and 25th in goal differential. The Blues were founded in 1967 by insurance executive Sid Salomon Jr. The Blues are currently owned by Tom Stillman, serving as Chairman and Governor since 2012. The team has won one Stanley Cup championship, capturing the title in 2019. Neither the Fund, the Trust, nor the Adviser is affiliated with the St. Louis Blues.

Blues Index Futures Contracts

The Fund intends to typically enter into cash-settled Blues Index Futures Contracts as the “buyer,” except as detailed below.

In simplest terms, in a cash-settled futures market the counterparty pays cash to the buyer if the price of a futures contract goes up, and buyer pays cash to the counterparty if the price of the futures contract goes down. In order to maintain its exposure to the Blues Index, the Fund intends to exit its futures contracts as they near expiration and replace them with new futures contracts with a later expiration date. Futures contracts with a longer term to expiration may be priced higher than futures contracts with a shorter term to expiration, a relationship called “contango”. When rolling futures contracts that are in contango the Fund will close its long position by selling the shorter-term contract at a relatively lower price and buying a longer-dated contract at a relatively higher price. The presence of contango will adversely affect the performance of the Fund. Conversely, futures contracts with a longer term to expiration may be priced lower than futures contracts with a shorter term to expiration, a relationship called “backwardation”. When rolling long futures contracts that are in backwardation, the Fund will close its long position by selling the shorter-term contract at a relatively higher price and buying a longer-dated contract at a relatively lower price. The presence of backwardation may positively affect the performance of the Fund. Further, the returns of the Blues Index Futures Contracts may differ from that of the Blues Index due to the divergence in prices or the costs associated with investing in futures contracts, which may negatively impact the Fund’s returns.

The Fund invests in Blues Index Futures Contracts indirectly via the Subsidiary. The Subsidiary and the Fund will have the same investment adviser and investment objective. The Subsidiary will also follow the same general investment policies and restrictions as the Fund. Except as noted herein, for purposes of this Prospectus, references to the Fund’s investment strategies and risks include those of the Subsidiary. The Fund complies with the provisions of the 1940 Act governing investment policies and capital structure and leverage on an aggregate basis with the Subsidiary. Furthermore, the Adviser, as the investment adviser to the Subsidiary, complies with the provisions of the 1940 Act relating to investment advisory contracts as it relates to its advisory agreement with the Subsidiary. The Subsidiary also complies with the provisions of the 1940 Act relating to affiliated transactions and custody. Because the Fund intends to qualify for treatment as a regulated investment company (a “RIC”) under the Internal Revenue Code of 1986 (the “Code”), the size of the Fund’s investment in the Subsidiary will not exceed 25% of the Fund’s total assets at or around each quarter end of the Fund’s fiscal year. In order to qualify as a RIC, the Fund will have to reduce its exposure to its Subsidiary on or around the end of each of the Fund’s fiscal quarter ends. The Fund expects to reduce its exposure to its Subsidiary during these periods by investing in certain other investments as described below. During these periods, the Fund may not achieve its investment objective. At other times of the year, the Fund’s investments in the Subsidiary will significantly exceed 25% of the Fund’s total assets. The Subsidiary’s custodian is U.S. Bank, N.A.

If circumstances occur where market prices for Blues Index Futures Contracts were not readily available, the Fund would fair value its Blues Index Futures Contracts in accordance with its pricing and valuation policy and procedures for fair value determinations. Pursuant to those policies and procedures, the Adviser would consider various factors, such as pricing history; market levels prior to price limits or halts; and supply, demand, and open interest in Blues Index Futures Contracts, among other factors. The Adviser would document its proposed pricing and methodology, detailing the factors that entered into the valuation.

Collateral Investments

The Fund will also invest its assets in Collateral Investments. The Collateral Investments may consist of high-quality securities, which include: (1) U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury; (2) investment companies registered under the 1940 Act that invest in high-quality securities; and/or (3) corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by businesses that are rated investment grade or determined by the Adviser to be of comparable quality. For these purposes, “investment grade” is defined as investments with a rating at the time of purchase in one of the four highest categories of at least one nationally recognized statistical rating organization (e.g., BBB- or higher from S&P Global Ratings or Baa3 or higher from Moody’s Investors Service, Inc.).

The Collateral Investments are designed to provide liquidity, serve as margin, or otherwise collateralize the Subsidiary’s investments in Blues Index-Linked Instruments. The Fund expects that it will primarily invest its assets, and that the Subsidiary will primarily invest its assets, in Collateral Investments that are “securities,” as such term is defined under the 1940 Act.

Other Investments

In order to help the Fund maintain exposure to the Blues Index, maintain its tax status as a RIC on days in and around quarter-end, help the Fund maintain its desired exposure to Blues Index Futures Contracts when it is approaching or has exceeded position limits or accountability levels, or because of liquidity or other constraints, the Fund may invest in the following:

Reverse Repurchase Agreements

The Fund may invest in reverse repurchase agreements which are a form of borrowing in which the Fund sells portfolio securities to financial institutions and agrees to repurchase them at a mutually agreed-upon date and price that is higher than the original sale price, and use the proceeds for investment purchases.

As a result of the Fund repurchasing the securities at a higher price, the Fund will lose money by engaging in reverse repurchase agreement transactions.

As noted above, because the Fund intends to qualify for treatment as a RIC under the Code, the size of the Fund’s investment in the Subsidiary will not exceed 25% of the Fund’s total assets at or around each quarter end of the Fund’s fiscal year (the “Asset Diversification Test”). At other times of the year, the Fund’s investments in the Subsidiary will significantly exceed 25% of the Fund’s total (or gross) assets.

When the Fund seeks to reduce its total assets exposure to the Subsidiary, it may use the short-term Treasury Bills it owns (and purchase additional Treasury Bills as needed) to transact in reverse repurchase agreement transactions, which are ostensibly loans to the Fund. Those loans will increase the gross assets of the Fund, which the Adviser expects will allow the Fund to meet the Asset Diversification Test. When the Fund enters into a reverse repurchase agreement, it will either (i) be consistent with Section 18 of the 1940 Act and maintain asset coverage of at least 300% of the value of the reverse repurchase agreement; or (ii) treat the reverse repurchase agreement transactions as derivative transactions for purposes of Rule 18f-4 under the 1940 Act (“Rule 18f-4”), including as applicable, the value-at-risk based limit on leverage risk.

Other Investment Companies

The Fund may invest in shares of Other Investment Companies, that is, shares of investment companies registered under the 1940 Act that invest in similar assets to those in which the Fund may invest.

Exchange-traded option contracts on shares of Other Investment Companies.

The Fund may invest in exchange-listed option contracts on shares of Other Investment Companies, which invest in similar assets to those in which the Fund may invest. An option is a contract that gives the purchaser of the option, in return for the premium paid, the right to buy shares of an investment company, from the writer of the option (in the case of a call option), or to sell shares of the investment company to the writer of the option (in the case of a put option) at a designated price during the term of the option. The premium paid by the buyer of an option will reflect, among other things, the relationship of the exercise price to the market price and the volatility of the shares of the investment company, the remaining term of the option, supply, demand, interest rates and/or currency exchange rates. The Fund may utilize “American” style options or “European” style options. American style options are exercisable on any date prior to the expiration date of the option contract. In contrast, European style options are exercisable only on the expiration date of the option contract.

Swaps that reference Blues Index Futures Contracts, Other Investment Companies, or the Blues Index.

Swap contracts are transactions entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a swap transaction, the Fund and a counterparty will agree to exchange or “swap” payments based on the change in value of an underlying asset or benchmark. For example, the two parties may agree to exchange the return (or differentials in rates of returns) earned or realized on a particular investment or instrument. In the case of the Fund, the reference asset can be Blues Index Futures Contracts, Other Investment Companies or the Blues Index.

Principal Risks

As with all investments, there are certain risks of investing in the Fund. Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective. An investment in the Fund does not represent a complete investment program. An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, the Adviser or any of their affiliates. You should consider carefully the following risks before investing in the Fund.

Each risk noted below is considered a principal risk of investing in the Fund, regardless of the order in which it appears. The significance of each risk factor below may change over time and you should review each risk factor carefully.

Risks Specific to the Fund’s Investments

Investment Strategy Risk. The Fund, through the Subsidiary, invests primarily in Blues Index Futures Contracts. The Fund does not invest directly in prediction markets, event contracts or other instruments that provide exposure to individual sporting event or season-long outcomes or to investments that provide exposure to the financial performance of individual sports teams or leagues. Instead, the Fund seeks to benefit from increases in the price of Blues Index Futures Contracts. The price of Blues Index Futures Contracts may not be an accurate measure of the Blues Index. Consequently, the Fund may perform differently from the performance of the Blues Index. There can be no guarantee that the performance of Blues Index Futures Contracts will be highly correlated to the performance of the Blues Index. Transaction costs (including the costs associated with futures investing), position limits, the availability of counterparties and other factors may impact the cost and pricing of Blues Index Futures Contracts and decrease the correlation between the performance of Blues Index Futures Contracts and the Blues Index, over short- or long-term periods. In addition, the performance of back-month Blues Index Futures Contracts is likely to differ more significantly from the performance of the Blues Index. To the extent the Fund is invested in back-month Blues Index Futures Contracts, the performance of the Fund should be expected to deviate more significantly from the performance of the Blues Index. Moreover, because the Blues Index is uninvestable, the Fund can only gain exposure through futures contracts and other derivatives, and differences between the prices of those instruments and the levels of the Blues Index may result in the Fund experiencing larger losses or smaller gains than would be implied by changes in the Blues Index alone.

Sports Performance Risk. The Fund’s investment strategy is inherently speculative. The value of Blues Index Futures Contracts is derived from the statistical performance of a single professional sports team as measured by the Blues Index. Successfully investing in Blues Index Futures Contracts requires that the team tracked by the index performs well statistically over the course of a season, an outcome that is inherently uncertain and subject to numerous unpredictable variables, including player health, competitive dynamics, coaching decisions, and random variation in athletic performance. The Blues Index may decline in value, and there can be no assurance that the team tracked by the index will perform at or above the levels implied by the prices of Blues Index Futures Contracts at the time the Fund obtains exposure.

On-Ice Performance and Competitive Results Risk. The Fund’s investment performance is linked to the on-ice statistical performance of a single NHL team during the regular season and, if applicable, the playoffs. The prices of Blues Index Futures Contracts are expected to rise when the team performs well statistically and to fall when the team performs poorly. Competitive results in professional hockey are inherently unpredictable and can be influenced by factors entirely outside the team’s control, including the performance of opposing teams, referee calls, random puck bounces, weather affecting travel, and in-game injuries. A team may enter a season with high expectations based on roster strength, coaching hires, or offseason acquisitions, only to underperform due to chemistry issues, unexpected injuries to key players, player slumps, or tactical mismatches against divisional opponents. The NHL season extends over several months and includes 82 regular season games per team, during which even a strong team may experience prolonged losing streaks that cause material declines in the Blues Index. If the team fails to make the playoffs, the Fund will not benefit from any potential uplift in index value that could accompany postseason success. Conversely, early playoff elimination could cause sharp declines in futures prices if the market had priced in deeper postseason performance. Because the Fund is concentrated in a single NHL team, there is no opportunity to offset poor on-ice performance by gaining exposure to a stronger team or a different sport.

Blues Index Investing Risk. The Fund is indirectly exposed to the risks of the Blues Index through its investments in Blues Index Futures Contracts and other Blues Index-Linked Instruments. The Fund does not invest in the Blues Index, which is an uninvestable index. The performance of the Blues Index will be very different from a portfolio of Blues Index Futures Contracts.

The Blues Index moves up or down based on officially reported statistics from every game, match, or event throughout the regular season and postseason. Positive statistical actions (e.g., goals scored, points earned) add value to the index, while negative actions (e.g., opponent scoring, penalties or setbacks) subtract value. Poor statistical performance by the St. Louis Blues could have a significant negative impact on the level of the Blues Index and therefore the value of the Fund. In addition, unlike instruments that are based on tradable reference assets, the Blues Index Futures Contracts and Blues Index-Linked Instruments are tied to an index that is not directly investable and, thus, have settlement prices based on the calculation of that index, not the price of a tradable asset.

Concentrated Single-Team Exposure Risk. The Fund’s investment strategy results in concentrated exposure to a single professional sports team’s statistical performance (i.e., the St. Louis Blues) as measured by an index. Unlike diversified funds that spread risk across multiple asset classes, sectors, or issuers, the Fund’s performance is primarily driven by the statistical output of one team over the course of a season. As a result, the Fund is more susceptible to risks affecting that team, including player injuries, suspensions, trades, retirements, coaching changes, front-office turnover, league sanctions, labor disputes, lockouts, or other events that directly or indirectly influence the team’s on-ice statistical performance. This degree of concentration will likely increase volatility in the Fund’s NAV, heighten the likelihood of significant losses over short periods, and cause the Fund’s returns to diverge substantially from those of more diversified investments. Additionally, because the Fund is concentrated in a single team, it is inherently concentrated in a single professional sports league. This subjects the Fund to league-specific risks, including league-wide labor disputes, broad scandal, changes to the structure or rules of the league, or events that cause the cancellation or suspension of games. The Fund has no ability to rotate exposure into a different team, sport, or league in response to adverse developments affecting the team to which it has exposure.

Insider Trading and Information Asymmetry Risk. Unlike securities markets, which are governed by well-established insider trading prohibitions under the Securities Exchange Act of 1934, the legal framework governing trading on the basis of material, non-public information in the context of commodity futures is less developed. While the CFTC has broad anti-manipulation and anti-fraud authority under the Commodity Exchange Act (“CEA”), specific rules and judicial precedent addressing what constitutes improper trading on non-public information in the context of sports-linked futures remain nascent. Certain individuals may possess material, non-public information that could affect the statistical performance of the Blues Index and, consequently, the prices of Blues Index Futures Contracts. Such individuals may include, without limitation, team coaches, players, trainers, team medical staff, front office personnel, referees, officials, league personnel, or sports data providers. For example, undisclosed injuries to key players or undisclosed lineup changes could materially affect the level of the Blues Index. Such persons could trade Blues Index Futures Contracts or Fund Shares to profit from their informational advantage prior to public disclosure. There is no guarantee that exchanges, the CME, or the CFTC will successfully detect and prevent such trading, and the Fund has no means of preventing such individuals from purchasing or selling Fund Shares. The participation of informed insiders in the market for Blues Index Futures Contracts can create adverse selection for other market participants and distort market prices. Because the Fund is concentrated in a single team, the impact of insider trading on the Fund may be more pronounced than in markets with broader diversification.

League Credibility and Sports Integrity Risk. The Blues Index is calculated based on official league statistics derived from the games of a single professional sports team, and the integrity of those games is fundamental to the reliability of the index. Efforts to interfere with the team’s games, including match-fixing, point-shaving, or referee manipulation, could materially affect the statistical data upon which the Blues Index is based, create significant uncertainty regarding index levels, and cause pronounced price volatility in Blues Index Futures Contracts. Confirmed or suspected game interference may also prompt legislative or regulatory responses, including restrictions on sports-linked financial products or emergency rulemaking by the CFTC, that could restrict the listing or trading of Blues Index Futures Contracts. Even widely publicized allegations of interference, absent actual misconduct, could undermine market confidence in the Blues Index and the futures contracts that reference it.

Gaming and State Regulatory Litigation Risk. Exchanges that list sports-linked financial instruments, including Blues Index Futures Contracts, may be subject to legal challenges brought by state attorneys general, state gaming commissions, and other state-level actors asserting that such instruments constitute regulated gambling or gaming activity under state law, notwithstanding that such contracts are listed on a CFTC-regulated exchange. Such proceedings may assert that the listing of sports-linked contracts violates state gaming statutes, requires state gaming or sports wagering licenses, or constitutes an illegal gambling enterprise. These exchanges, and the CFTC in certain court filings, have asserted that the CEA and the CFTC’s exclusive jurisdiction over CFTC-regulated exchanges preempts state gaming regulations. There is no assurance that federal courts will rule in favor of federal preemption, and resolution may require years of litigation and potentially appellate review. An adverse ruling could result in the suspension or cessation of trading in Blues Index Futures Contracts, material operational restrictions, significant financial penalties, or the effective loss of the ability to list sports-linked futures. Any of these outcomes could materially and adversely affect the Fund’s ability to achieve its investment objective and could result in significant losses.

Platform and Distribution Restriction Risk. Broker-dealers, registered investment adviser platforms, wirehouses, and other financial intermediaries may refuse to list, recommend, or permit purchases of Fund Shares through their platforms due to the Fund’s association with sports performance outcomes and the perception that such products are akin to sports wagering, regardless of the Fund’s legal status as a registered investment company under the 1940 Act. Certain intermediaries may permit only unsolicited purchases, prohibit financial advisers from recommending the Fund, or exclude the Fund from model portfolios entirely. These restrictions could limit the Fund’s accessible investor base, constrain assets under management, reduce secondary market liquidity, widen bid-ask spreads, and increase the likelihood that Fund Shares will trade at significant premiums or discounts to net asset value. Even if an intermediary initially permits distribution, it may subsequently restrict access in response to adverse regulatory developments, reputational concerns, or changes in compliance policies. If a significant number of intermediaries refuse to distribute Fund Shares, the Fund may be unable to achieve sufficient scale, which could increase the Fund’s expense ratio, reduce trading volume, and impair the Fund’s ability to operate effectively.

Novel Market Risk. Blues Index Futures Contracts are a novel asset class with limited trading history. The market may not develop the depth, liquidity, or trading efficiency associated with more established futures markets, and its pricing may be influenced by factors unrelated to fundamental assessments of team performance, including speculative activity, behavioral biases, regulatory headlines, or concentrated participation by a limited number of traders. There is limited historical data on which to base expectations regarding future price behavior, volatility patterns, or the costs associated with maintaining exposure, and traditional risk metrics may not accurately capture the risks of investing in this market. There can be no assurance that the market for Blues Index Futures Contracts will achieve or sustain the level of participation, liquidity, and price discovery necessary for the Fund to effectively pursue its investment objective.

Limited Price Discovery and Market Depth Risk. Because Blues Index Futures Contracts are a newly created instrument class, the market may lack the depth, breadth, and participation necessary for reliable price discovery. Traditional commodity futures markets benefit from decades of participation by commercial hedgers, speculators, and arbitrageurs whose activities contribute to efficient pricing. The market for Blues Index Futures Contracts is expected to have few, if any, natural commercial hedgers, and may be dominated by retail speculators, algorithmic traders, or a small number of institutional participants. This concentrated participation could result in prices that do not accurately reflect fair value, wider bid-ask spreads, and elevated intraday price volatility. In thin markets, even modest order flow from the Fund could move prices against the Fund, increasing transaction costs and reducing returns. There can be no assurance that the market for Blues Index Futures Contracts will develop sufficient liquidity over time, and the Fund may be unable to establish or exit positions at prices the Fund considers favorable.

Seasonality and Offseason Risk. The Blues Index resets to a standardized base value prior to the start of each sports season and has a defined life cycle that ends following the postseason. Because the Fund tracks a single team in a single sport, the Fund is tied to that sport’s competitive calendar and has no ability to diversify across sports or rotate into a sport that is in-season when the team’s sport is not. During the playing season, the Blues Index moves in real-time based on officially reported game statistics, and the prices of Blues Index Futures Contracts are expected to reflect both the current index level and market expectations regarding future team performance. During the offseason, however, the Blues Index will not move because no games are being played, and the Fund’s exposure to Blues Index Futures Contracts will behave differently than during the playing season. The Fund anticipates maintaining exposure to Blues Index Futures Contracts during the offseason. Although the underlying index will be static during this period, the prices of Blues Index Futures Contracts may still fluctuate based on market expectations regarding the team’s prospects for the upcoming season, including coaching changes, player trades, draft picks, free agent signings, injury recovery timelines, training camp developments, and other factors that affect the market’s assessment of the team’s likely statistical performance. However, because the index itself is not moving during the offseason, the magnitude of futures price movements may be reduced relative to the playing season, and the relationship between futures prices and the underlying index level may be less predictable. There can be no assurance that the Fund’s offseason futures holdings will appreciate in value, and the Fund may experience losses during the offseason if market sentiment regarding the team’s upcoming season deteriorates. In addition, there can be no assurance that Blues Index Futures Contracts will be available in sufficient volume or at favorable pricing during the offseason or at the start of a new season.

League Discontinuation, Lockout, or Strike Risk. The Fund’s ability to invest in Blues Index Futures Contracts depends on the continued operation of the NHL and the playing of scheduled games. Labor disputes between the NHL and its players’ union could result in a lockout or strike that suspends or cancels all or a significant portion of a season. The NHL has previously experienced work stoppages, including a full-season cancellation in 2004-2005. During any such period, no games would be played, the Blues Index would not generate data, and trading in Blues Index Futures Contracts could be suspended or severely impaired. The Fund would be unable to pursue its investment strategy during such a period, may be forced to liquidate positions at disadvantageous prices, and could experience substantial losses. Even after a labor dispute is resolved, the shortened or restructured season could materially change the statistical patterns underlying the index methodology. In addition, force majeure events such as a pandemic, natural disaster, or other circumstances beyond the control of the league could cause widespread game cancellations or delays. There can be no assurance that the league will not experience a work stoppage or other extended interruption during the Fund’s investment period, or that the Fund will be able to recover any losses incurred as a result of such events.

Index Provider and Data Dependency Risk. The Blues Index is maintained and calculated by a single Index Provider, FutureSports. If the Index Provider were to experience operational failures, cease operations, lose its data feed from the applicable sports league, experience a cybersecurity breach, or otherwise become unable to calculate the Blues Index, Blues Index Futures Contracts may have no reliable reference value, which could materially and adversely affect the value of the Fund. In addition, the Blues Index is calculated solely on the basis of officially reported statistics from a single sports league. The league serves as the data source but does not participate in index determination or governance. If the league were to report incorrect statistics, issue post-game corrections, change how it reports or categorizes statistics, delay reporting, or discontinue the provision of data to the Index Provider, the settlement prices of Blues Index Futures Contracts could be based on erroneous or incomplete data. Furthermore, the Index Provider controls the methodology by which official statistics are translated into index points. If the Index Provider amends or discontinues its methodology, the behavior of the Blues Index could change materially and the futures market may not immediately price in such changes. The Blues Index is calculated in real-time while games are being played, which introduces latency, data-feed, and computational risks that differ from those associated with traditional financial indexes.

Trading Hours and Sporting Event Timing Risk. NHL games may occur during evening hours, on weekends, and on holidays when the Exchange is closed and when the market for Blues Index Futures Contracts may have limited or no trading activity. Because the Blues Index moves in real-time while games are being played, material index movements may occur during periods when investors are unable to buy or sell Shares or when Blues Index Futures Contracts are not actively trading. As a result, the opening price of Shares and the prices of Blues Index Futures Contracts on the next trading session may differ significantly from the prior session’s closing prices, potentially resulting in large gaps at the open. Shareholders may not be able to sell their Shares until after such a gap has been fully realized, resulting in an inability to mitigate losses in a declining market.

Futures Contracts Risk. Risks of futures contracts include: (i) an imperfect correlation between the value of the futures contract and the underlying asset; (ii) possible lack of a liquid secondary market; (iii) the inability to close a futures contract when desired; (iv) losses caused by unanticipated market movements, which may be unlimited; (v) an obligation for the Fund to make daily cash payments to maintain its required margin, particularly at times when the Fund may have insufficient cash; and (vi) unfavorable execution prices from rapid selling. Unlike equities, which typically entitle the holder to a continuing stake in a corporation, futures contracts normally specify a certain date for settlement in cash based on the reference asset. As the futures contracts approach expiration, they may be replaced by similar contracts that have a later expiration. This process is referred to as “rolling.” If the market for these contracts is in “contango,” meaning that the prices of futures contracts in the nearer months are lower than the price of contracts in the distant months, the sale of the near-term month contract would be at a lower price than the longer-term contract, resulting in a cost to “roll” the futures contract. The actual realization of a potential roll cost will be dependent upon the difference in price of the near and distant contract. Because the margin requirement for futures contracts is less than the value of the assets underlying the futures contract, futures trading involves a degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 40% of the value of the futures contract is deposited as margin, a subsequent 20% decrease in the value of the futures contract would result in a loss of half of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A decrease in excess of 40% would result in a loss exceeding the original margin deposit, if the futures contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount initially invested in the futures contract. However, the Fund would presumably have sustained comparable losses if, instead of investing in the futures contract, it had invested in the underlying financial instrument and sold it after the decline. Further, if the market for Blues Index Futures Contracts is in a period of contango, if the performance of the Blues Index and the price of Blues Index Futures Contracts were to decline, the Fund would experience the negative impact of contango. The impact of backwardation or contango may lead to the returns of the Fund to vary significantly from the total return of other price references. Additionally, in the event of a prolonged period of contango, and absent the impact of rising or falling pricing in the Blues Index, this could have a significant negative impact on the Fund’s NAV and total return.

Position Limits and Price Limits

The CFTC and various exchanges on which Blues Index Futures Contracts trade have established position limits and price limits for Blues Index Futures Contracts. Position limit regulation and price limit regulation serve distinct purposes and are regulated differently.

Position limits are designed to prevent excessive speculation that could cause sudden or unreasonable fluctuations in the price of a commodity. They limit the maximum number of contracts a person or entity can hold in a particular commodity.

Price limits are mechanisms to maintain orderly markets by restricting the price range within which futures contracts can trade during a trading session. They prevent extreme price movements that could disrupt market stability. Price limits are typically set as a percentage of the previous day's settlement price. When price limits are hit, trading may be halted or expanded depending on the product and regulatory rules. Unlike position limits, price limits do not restrict the number of contracts a trader can hold but rather the price at which those contracts can be traded. When a price limit is hit, the market for Blues Index Futures Contracts may temporarily halt until price limits can be expanded or trading may be stopped for the day.

If the Fund is unable to buy or sell Blues Index Futures Contracts as a result of position limits being hit or price limits that result in a halted or closed market—or for other reasons including limited liquidity in the market for Blues Index Futures Contracts, a disruption to the market for Blues Index Futures Contracts, or as a result of margin requirements, accountability levels, or other limitations imposed by the Fund’s futures commission merchants (“FCMs”), the listing exchanges, or the CFTC—the Adviser would take such action as it believes appropriate and in the best interest of the Fund in consideration of the facts and circumstances at such time, including: (i) investing in Blues Index-Linked Instruments that are not Blues Index Futures Contracts; (ii) requiring that authorized participants purchase and redeem in large blocks of shares called “Creation Units” through an exchange for related position (EFRP) method rather than in cash; (iii) applying increased authorized participant variable transaction fees for purchases or redemptions of Creation Units made in cash; or (iv) de-levering the Fund, relative to its investment objective, by an amount reflecting prevailing price limits. In addition, the Fund generally may suspend the issuance of Creation Units only for a limited time and only due to extraordinary circumstances, such as when the markets on which the ETF’s portfolio holdings are traded are closed for a limited period of time; that is to say, when the Fund is unable to increase its exposure to underlying assets.

Cost of Futures Investment Risk. When a Blues Index Futures Contract is nearing expiration, the Fund will generally sell it and use the proceeds to buy a Blues Index Futures Contract with a later expiration date. This is commonly referred to as “rolling”.

If the Fund rolls Blues Index Futures Contracts that are in contango, the Fund would sell a lower priced, expiring contract and purchase a higher priced, longer-dated contract. The price difference between the expiring contract and longer-dated contract associated with rolling Blues Index Futures Contracts is typically substantially higher than the price difference associated with rolling other futures contracts. Contango in the market for Blues Index Futures Contracts may have a significant adverse impact on the performance of the Fund and may cause Blues Index Futures Contracts and the Fund to underperform the Blues Index. Both contango and backwardation would reduce the Fund’s correlation to the Blues Index and may limit or prevent the Fund from achieving its investment objective. The impact of both contango and backwardation may also be greater to the extent the Fund invests in back-month Blues Index Futures Contracts.

Investment Capacity Risk. If the Fund’s ability to obtain exposure to Blues Index Futures Contracts consistent with its investment objective is disrupted for any reason, including but not limited to, limited liquidity in the market for Blues Index Futures Contracts, a disruption to the market for Blues Index Futures Contracts, or as a result of margin requirements or position limits imposed by the Fund’s FCMs, the CME, or the CFTC, and the Fund could not otherwise meet its investment objective through the use of other investments discussed above, the Fund would not be able to achieve its investment objective and may experience significant losses.

Liquidity Risk. The market for the Blues Index Futures Contracts may be subject to periods of illiquidity. During such times it may be difficult or impossible to buy or sell a position at the desired price. Market disruptions or volatility can also make it difficult to find a counterparty willing to transact at a reasonable price and sufficient size. Illiquid markets may cause losses, which could be significant. Large positions also increase the risk of illiquidity, which may make the Fund’s positions more difficult to liquidate, and increase the losses incurred while trying to do so.

Derivatives Risk. In addition to Blues Index Futures Contracts, the Fund may obtain exposure through the following other derivatives: (1) exchange traded options on Other Investment Companies and/or (2) swap agreement transactions that reference Blues Index Futures Contracts, Other Investment Companies, or the Blues Index.

Investing in derivatives may be considered aggressive and may expose the Fund to risks different from, or possibly greater than, the risks associated with investing directly in the reference asset(s) underlying the derivative (e.g., the securities or commodities contained in the Fund). The use of derivatives may result in larger losses or smaller gains than directly investing in securities or commodities. The risks of using derivatives include: (1) the risk that there may be imperfect correlation between the price of the financial instruments and movements in the prices of the reference asset(s); (2) the risk that an instrument is mispriced; (3) credit or counterparty risk on the amount a Fund expects to receive from a counterparty; (4) the risk that securities prices, interest rates and currency markets will move adversely and a Fund will incur significant losses; (5) the risk that the cost of holding a financial instrument might exceed its total return; and (6) the possible absence of a liquid secondary market for a particular instrument and possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to adjust a Fund’s position in a particular instrument when desired. Each of these factors may prevent a Fund from achieving its investment objective and may increase the volatility (i.e., fluctuations) of the Fund’s returns. Because derivatives often require limited initial investment, the use of derivatives also may expose a Fund to losses in excess of those amounts initially invested.

The performance of any Blues Index-Linked Instrument may not track the performance of its underlying benchmark due to embedded costs and other factors. Thus, to the extent the Fund invests in swaps that use a Blues Index-Linked Instrument as the reference asset, the Fund may be subject to greater correlation risk and may not achieve as high a degree of correlation with its investment objective than if the Fund only used Blues Index Futures Contracts.

Swap Agreements Risk. The Fund may enter into cash-settled swaps and other derivatives to gain exposure to an underlying asset without actually purchasing such asset. Swaps are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on a particular pre-determined interest rate, commodity, security, indexes, or other assets or measurable indicators. The primary risks associated with the use of swaps are mispricing or improper valuation, imperfect correlation between movements in the notional amount and the price of the underlying investments, and the failure of a counterparty to perform. If a counterparty’s creditworthiness for an over-the-counter swap declines, the value of the swap would likely decline. Moreover, there is no guarantee that the Fund could eliminate its exposure under an outstanding swap by entering into an offsetting swap with the same or another party. In addition, the Fund may use a combination of swaps on an underlying index.

Options Risk. The Fund may purchase exchange-traded options that reference shares of Other Investment Companies. Transactions in options generally require less capital than equivalent stock transactions. They may return smaller dollar figures but a potentially greater percentage of the investment than equivalent stock transactions. The potential profit is limited to the premium received for the contract. The potential loss can be unlimited. While leverage means the percentage returns can be significant, the amount of cash required is smaller than equivalent stock transactions. It is possible to lose the entire principal invested, and sometimes more. As an options holder, a Fund risks the entire amount of the premium it pays. But as an options writer, it takes on a much higher level of risk. For example, if the Fund writes an uncovered call, it faces unlimited potential loss, since there is no cap on how high a stock price can rise. When buying options, a Fund risks losing the premium paid, plus commissions and fees.

Reverse Repurchase Agreements Risk. The Fund may invest in reverse repurchase agreements. Reverse repurchase agreements are transactions in which the Fund sells portfolio securities to financial institutions such as banks and broker-dealers, and agrees to repurchase them at a mutually agreed-upon date and price which is higher than the original sale price. Reverse repurchase agreements are a form of leverage and the use of reverse repurchase agreements by the Fund may increase the Fund’s volatility. The Fund incurs costs, including interest expenses, in connection with the opening and closing of reverse repurchase agreements that will be borne by the shareholders.

Reverse repurchase agreements are also subject to the risk that the other party to the reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Fund. In situations where the Fund is required to post collateral with a counterparty, the counterparty may fail to segregate the collateral or may commingle the collateral with the counterparty’s own assets. As a result, in the event of the counterparty’s bankruptcy or insolvency, the Fund’s collateral may be subject to the conflicting claims of the counterparty’s creditors, and the Fund may be exposed to the risk of a court treating the Fund as a general unsecured creditor of the counterparty, rather than as the owner of the collateral. There can be no assurance that a counterparty will not default and that the Fund will not sustain a loss on a transaction as a result.

Reverse repurchase agreements also involve the risk that the market value of the securities sold by the Fund may decline below the price at which it is obligated to repurchase the securities. In addition, when the Fund invests the proceeds it receives in a reverse repurchase transaction, there is a risk that those investments may decline in value. In this circumstance, the Fund could be required to sell other investments in order to meet its obligations to repurchase the securities.

Risks Related to Investing in Other Investment Companies. The Fund may invest in long or short positions in Other Investment Companies (i.e., investment companies registered under the 1940 Act that invest in similar assets to those in which the Fund may invest). Investing in Other Investment Companies may involve duplication of advisory or management fees and certain other expenses. By investing in Other Investment Companies, the Fund becomes a shareholder of that Other Investment Company. As a result, Fund shareholders indirectly bear the Fund’s proportionate share of the fees and expenses paid by shareholders of the Other Investment Company, in addition to the fees and expenses Fund shareholders bear in connection with the Fund’s own operations. As a shareholder, the Fund must rely on the Other Investment Company to achieve its investment objective. The Fund’s performance may be magnified positively or negatively by virtue of its investment in the Other Investment Company. If the Other Investment Company fails to achieve its investment objective, the value of the Fund’s investment could decline, thus affecting the Fund’s performance. In addition, because certain Other Investment Company shares are listed on national stock exchanges and are traded like stocks on an exchange, their shares potentially may trade at a discount or a premium. Investments in such shares may be subject to brokerage and other trading costs, which could result in greater expenses to the Fund. Finally, because the value of certain Other Investment Company shares may depend on the demand in the market, the Adviser may not be able to liquidate the Fund’s holdings in those shares at the most optimal time, adversely affecting the Fund’s performance.

Collateral Investments Risk. The Fund’s use of Collateral Investments may include obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities, including bills, notes and bonds issued by the U.S. Treasury, investment companies registered under the 1940 Act that invest in high-quality securities and corporate debt securities, such as commercial paper.

Some securities issued or guaranteed by federal agencies and U.S. Government-sponsored instrumentalities may not be backed by the full faith and credit of the United States, in which case the investor must look principally to the agency or instrumentality issuing or guaranteeing the security for ultimate repayment, and may not be able to assert a claim against the United States itself in the event that the agency or instrumentality does not meet its commitment. The U.S. Government, its agencies and instrumentalities do not guarantee the market value of their securities, and consequently, the value of such securities may fluctuate. Although the Fund may hold securities that carry U.S. Government guarantees, these guarantees do not extend to the Shares.

Investment companies that invest in high-quality securities are subject to management fees and other expenses. Therefore, investments in these funds will cause the Fund to bear indirectly a proportional share of the fees and costs of the funds in which it invests. At the same time, the Fund will continue to pay its own management fees and expenses with respect to all of its assets, including any portion invested in the shares of such fund. It is possible to lose money by investing in investment companies that invest in high-quality securities.

Corporate debt securities such as commercial paper generally are short-term unsecured promissory notes issued by businesses. Corporate debt may carry variable or floating rates of interest. Corporate debt securities carry both credit risk and interest rate risk. Credit risk is the risk that the Fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it is due.

Asset Concentration Risk. Since the Fund may take concentrated positions in Blues Index Futures Contracts, the Fund’s performance may be hurt disproportionately and significantly by the poor performance of those positions to which it has significant exposure. Asset concentration makes the Fund more susceptible to any single occurrence affecting the underlying positions and may subject the Fund to greater market risk than more diversified funds.

Counterparty Risk. The Fund will be subject to credit risk (i.e., the risk that a counterparty is unwilling or unable to make timely payments or otherwise meet its contractual obligations) with respect to the amount the Fund expects to receive from counterparties to: Blues Index Futures Contracts; reverse repurchase agreements; swaps on Blues Index Futures Contracts, Other Investment Companies, or the Blues Index.

The Fund may be negatively impacted if a counterparty becomes bankrupt or otherwise fails to perform its obligations under such an agreement. The Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding and the Fund may obtain only limited recovery or may obtain no recovery in such circumstances. In order to attempt to mitigate potential counterparty credit risk, the Fund typically enters into transactions with major financial institutions.

The counterparty to an exchange-traded futures contract is subject to the credit risk of the clearing house and the FCM through which it holds its position. Specifically, the FCM or the clearing house could fail to perform its obligations, causing significant losses to the Fund. For example, the Fund could lose margin payments it has deposited with an FCM as well as any gains owed but not paid to the Fund, if the FCM or clearing house becomes insolvent or otherwise fails to perform its obligations. Credit risk of market participants with respect to derivatives that are centrally cleared is concentrated in a few clearing houses and it is not clear how an insolvency proceeding of a clearing house would be conducted and what impact an insolvency of a clearing house would have on the financial system. Under current CFTC regulations, a FCM maintains customers’ assets in a bulk segregated account. If a FCM fails to do so, or is unable to satisfy a substantial deficit in a customer account, its other customers may be subject to risk of loss of their funds in the event of that FCM’s bankruptcy. In that event, in the case of futures, the FCM’s customers are entitled to recover, even in respect of property specifically traceable to them, only a proportional share of all property available for distribution to all of that FCM’s customers. In addition, if the FCM does not comply with the applicable regulations, or in the event of a fraud or misappropriation of customer assets by the FCM, the Fund could have only an unsecured creditor claim in an insolvency of the FCM with respect to the margin held by the FCM. FCMs are also required to transfer to the clearing house the amount of margin required by the clearing house, which amount is generally held in an omnibus account at the clearing house for all customers of the FCM. In addition, the Fund may enter into futures contracts and repurchase agreements with a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. The Fund does not specifically limit its counterparty risk with respect to any single counterparty.

Further, there is a risk that no suitable counterparties are willing to enter into reverse repurchase agreements with the Fund, or continue to enter into, reverse repurchase agreement transactions with the Fund and, as a result, the Fund may not be able to achieve its investment objective. There is also the risk that the Fund may not be able to engage in reverse repurchase agreement transactions because suitable counterparties refuse to enter into transactions with the Fund. Contractual provisions and applicable law may prevent or delay the Fund from exercising its rights to terminate an investment or transaction with a financial institution experiencing financial difficulties, or to realize on collateral, and another institution may be substituted for that financial institution without the consent of the Fund. If the credit rating of a counterparty to a futures contract and/or repurchase agreement declines, the Fund may nonetheless choose or be required to keep existing transactions in place with the counterparty, in which event the Fund would be subject to any increased credit risk associated with those transactions. Also, in the event of a counterparty’s (or its affiliate’s) insolvency, the possibility exists that the Fund’s ability to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral, could be stayed or eliminated under special resolution regimes adopted in the United States, the European Union and various other jurisdictions. Such regimes provide government authorities with broad authority to intervene when a financial institution is experiencing financial difficulty. In particular, the regulatory authorities could reduce, eliminate, or convert to equity the liabilities to the Fund of a counterparty who is subject to such proceedings in the European Union (sometimes referred to as a “bail in”).

Credit Risk. An issuer or other obligated party of a debt security may be unable or unwilling to make dividend, interest and/or principal payments when due. In addition, the value of a debt security may decline because of concerns about the issuer’s ability or unwillingness to make such payments.

Debt Securities Risk. Investments in debt securities subject the holder to the credit risk of the issuer. Credit risk refers to the possibility that the issuer or other obligor of a security will not be able or willing to make payments of interest and principal when due. Generally, the value of debt securities will change inversely with changes in interest rates. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. During periods of falling interest rates, the income received by the Fund may decline. If the principal on a debt security is prepaid before expected, the prepayments of principal may have to be reinvested in obligations paying interest at lower rates. Debt securities generally do not trade on a securities exchange making them generally less liquid and more difficult to value than common stock.

Interest Rate Risk. Interest rate risk is the risk that the value of the debt securities in the Fund’s portfolio will decline because of rising market interest rates. Interest rate risk is generally lower for shorter term debt securities and higher for longer-term debt securities. Duration is a reasonably accurate measure of a debt security’s price sensitivity to changes in interest rates and a common measure of interest rate risk. Duration measures a debt security’s expected life on a present value basis, taking into account the debt security’s yield, interest payments and final maturity. In general, duration represents the expected percentage change in the value of a security for an immediate 1% change in interest rates. For example, the price of a debt security with a three-year duration would be expected to drop by approximately 3% in response to a 1% increase in interest rates. Therefore, prices of debt securities with shorter durations tend to be less sensitive to interest rate changes than debt securities with longer durations. As the value of a debt security changes over time, so will its duration.

Clearing Broker Risk. The Fund’s investments in exchange-traded futures contracts expose it to the risks of a clearing broker (or a FCM). Under current regulations, a clearing broker or FCM maintains customers’ assets in a bulk segregated account. There is a risk that Fund assets deposited with the clearing broker to serve as margin may be used to satisfy the broker’s own obligations or the losses of the broker’s other clients. In the event of default, the Fund could experience lengthy delays in recovering some or all of its assets and may not see any recovery at all. Furthermore, the Fund is subject to the risk that no FCM is willing or able to clear the Fund’s transactions or maintain the Fund’s assets. If the Fund’s FCMs are unable or unwilling to clear the Fund’s transactions, or if the FCM refuses to maintain the Fund’s assets, the Fund will be unable to have its orders for Blues Index Futures Contracts fulfilled or assets custodied. In such a circumstance, the performance of the Fund will likely deviate from the performance of changes in the Blues Index and may result in the proportion of Blues Index Futures Contracts in the Fund’s portfolio relative to the total assets of the Fund to decrease.

Non-Diversification Risk. The Fund is classified as a “non-diversified company” under the 1940 Act. As a result, the Fund is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by the diversification requirements imposed by the Code. The Fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly invested in certain issuers.

Risks Related to the Management of the Fund

Active Management Risk. The Fund is actively managed, and its performance reflects investment decisions that the Adviser makes for the Fund. Such judgments about the Fund’s investments may prove to be incorrect. If the investments selected and the strategies employed by the Fund fail to produce the intended results, the Fund could underperform as compared to other funds with similar investment objectives and/or strategies, or could have negative returns.

Frequent Trading Risk. The Fund regularly purchases and subsequently sells (i.e., “rolls”) individual futures contracts throughout the year so as to maintain a fully invested position. As the contracts near their expiration dates, the Fund rolls them over into new contracts. This frequent trading of contracts may increase the amount of commissions or mark-ups to broker-dealers that the Fund pays when it buys and sells contracts, which may detract from the Fund’s performance. High portfolio turnover may result in the Fund paying higher levels of transaction costs and may generate greater tax liabilities for shareholders. Frequent trading risk may cause the Fund’s performance to be less than expected.

Rebalancing Risk. If for any reason the Fund is unable to rebalance all or a portion of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund may be over- or under-exposed to the returns of the Blues Index. Additionally, because the market for Blues Index Futures Contracts is nascent and may be thinly traded, the Fund’s own trading activity, including purchases, sales, and rolling of contracts, could materially influence the prices of Blues Index Futures Contracts. If the Fund represents a significant portion of the open interest or trading volume, its activity could move prices against it, resulting in higher costs and reduced returns. If other market participants anticipate the Fund’s trading patterns, they may engage in front-running or other anticipatory trading strategies that further increase the Fund’s transaction costs. The trading activity associated with such transactions will contribute to the existing trading volume on the underlying futures contracts and may adversely affect the market price of such underlying futures contracts.

Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or systems failures. The Fund and the Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

Valuation Risk. The Fund or the Subsidiary may hold securities or other assets that may be valued on the basis of factors other than market quotations. This may occur because the asset or security does not trade on a centralized exchange, or in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” assets or securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, there is no assurance that the Fund or the Subsidiary could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund or the Subsidiary would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund or the Subsidiary at that time. The Fund’s ability to value investments may be impacted by technological issues or errors by pricing services or other third-party service providers.

New Fund Risk. As of the date of this prospectus, the Fund has no operating history and currently has fewer assets than larger funds. Like other new funds, large inflows and outflows may impact the Fund’s market exposure for limited periods of time. This impact may be positive or negative, depending on the direction of market movement during the period effected.

Risks Related to Trading of Shares

Trading Issues Risk. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. The Fund may have difficulty maintaining its listing on the Exchange in the event the Fund’s assets are small, the Fund does not have enough shareholders, or if the Fund is unable to proceed with creation and/or redemption orders.

Authorized Participant Concentration Risk. Only an “authorized participant” or “AP” (i.e., broker-dealers and large institutional investors that have entered into participation agreement with the Fund) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that act as APs on an agency basis (i.e. on behalf of other market participants). To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem, in either of these cases, Shares may trade at a discount to the Fund’s net asset value and possibly face delisting.

Market Maker Risk. If the Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of Shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s net asset value and the price at which the Shares are trading on the Exchange, which could result in a decrease in value of the Shares. In addition, decisions by market makers or APs to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Shares trading at a discount to net asset value and also in greater than normal intra-day bid-ask spreads for Shares.

Premium/Discount Risk. The market price of the Fund’s Shares will generally fluctuate in accordance with changes in the Fund’s net asset value as well as the relative supply of and demand for Shares on the Exchange. The Fund’s market price may deviate from the value of the Fund’s underlying portfolio holdings, particularly in time of market stress, with the result that investors may pay more or receive less than the underlying value of the Shares bought or sold. The Adviser cannot predict whether Shares will trade below, at, or above their net asset value because the Shares trade on the Exchange at market prices and not at net asset value. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related, but not identical, to the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. However, given that Shares can only be purchased and redeemed in Creation Units, and only to and from broker-dealers and large institutional investors that have entered into participation agreements (unlike shares of closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset value), the Adviser believes that large discounts or premiums to the net asset value of Shares should not be sustained. In addition, because the Fund provides exposure to the statistical performance of a single professional sports team, demand for Shares may be influenced by fan loyalty, emotional attachment, and team-related sentiment rather than by rational assessments of the Fund’s expected risk-adjusted returns. These demand patterns could increase intraday volatility in Fund Shares, widen bid-ask spreads, and result in investors purchasing or selling Shares at prices that do not reflect the Fund’s underlying NAV. During stressed market conditions, the market for the Fund’s Shares may become less liquid in response to deteriorating liquidity in the market for the Fund’s underlying portfolio holdings, which could in turn lead to differences between the market price of the Fund’s Shares and their net asset value. This can be reflected as a spread between the bid and ask prices for the Fund quoted during the day or a premium or discount in the closing price from the Fund’s NAV.

Active Market Risk. Although the Shares are listed for trading on the Exchange, there can be no assurance that an active trading market for the Shares will develop or be maintained. Shares trade on the Exchange at market prices that may be below, at or above the Fund’s net asset value. Securities, including the Shares, are subject to market fluctuations and liquidity constraints that may be caused by such factors as economic, political, or regulatory developments, changes in interest rates, and/or perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments.

Cash Transaction Risk. Most ETFs generally make in-kind redemptions to avoid being taxed at the fund level on gains on the distributed portfolio securities. However, unlike most ETFs, the Fund currently intends to effect some or all redemptions for cash, rather than in-kind, because of the nature of the Fund’s investments. The Fund may be required to sell portfolio securities to obtain the cash needed to distribute redemption proceeds, which involves transaction costs that the Fund may not have incurred had it effected redemptions entirely in kind. These costs may include brokerage costs and/or taxable gains or losses, which may be imposed on the Fund and decrease the Fund’s NAV to the extent such costs are not offset by a transaction fee payable to an AP. If the Fund recognizes gain on these sales, this generally will cause the Fund to recognize gain it might not otherwise have recognized if it were to distribute portfolio securities in-kind, or to recognize such gain sooner than would otherwise be required. This may decrease the tax efficiency of the Fund compared to ETFs that utilize an in-kind redemption process, and there may be a substantial difference in the after-tax rate of return between the Fund and other ETFs.

Risks Related to Regulation, External Factors, and Federal Income Tax Consequences

Tax Risk. The Fund intends to elect and to qualify each year to be treated as a RIC under Subchapter M of the Code. As a RIC, the Fund will not be subject to U.S. federal income tax on the portion of its net investment income and net capital gain that it distributes to shareholders, provided that it satisfies certain requirements of the Code. If the Fund does not qualify as a RIC for any taxable year and certain relief provisions are not available, the Fund’s taxable income will be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed. Additionally, buying securities shortly before the record date for a taxable dividend or capital gain distribution is commonly known as “buying the dividend.” In the event a shareholder purchases Shares shortly before such a distribution, the entire distribution may be taxable to the shareholder even though a portion of the distribution effectively represents a return of the purchase price. To comply with the asset diversification test applicable to a RIC, the Fund will limit its investments in the Subsidiary to 25% of the Fund’s total assets at the end of each tax quarter. The investment strategy of the Fund will cause the Fund to hold substantially more than 25% of the Fund’s total assets in investments in the Subsidiary the majority of the time. The Fund intends to manage the exposure to the Subsidiary so that the Fund’s investments in the Subsidiary do not exceed 25% of the total assets at the end of any tax quarter. If the Fund’s investments in the Subsidiary were to exceed 25% of the Fund’s total assets at the end of a tax quarter, the Fund, generally, has a grace period to cure such lack of compliance. If the Fund fails to timely cure, it may no longer be eligible to be treated as a RIC.

Because Blues Index Futures Contracts produce non-qualifying income for purposes of qualifying as a RIC, the Fund makes its investments in Blues Index Futures Contracts through the Subsidiary. The Fund intends to treat any income it may derive from the futures contracts received by the Subsidiary as “qualifying income” under the provisions of the Code applicable to RICs. The IRS has issued PLRs provided to third parties not associated with the Fund or its affiliates (which only those parties may rely on as precedent) concluding that similar arrangements resulted in qualifying income. Many of such PLRs have now been revoked by the IRS. In March of 2019, the Internal Revenue Service published Regulations that concluded that income from a corporation similar to the Subsidiary would be qualifying income, if the income is related to the Fund’s business of investing in stocks or securities. Although the Regulations do not require distributions from the Subsidiary, the Fund intends to cause the Subsidiary to make distributions that would allow the Fund to make timely distributions to its shareholders. The Fund generally will be required to include in its own taxable income the income of the Subsidiary for a tax year, regardless of whether the Fund receives a distribution of the Subsidiary’s income in that tax year, and this income would nevertheless be subject to the distribution requirement for qualification as a RIC and would be taken into account for purposes of the 4% excise tax.

If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions.

Subsidiary Regulatory Investment Risk. Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary are organized, respectively, could result in the inability of the Fund to operate as intended and could negatively affect the Fund and its shareholders. The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. However, as the Subsidiary is wholly-owned by the Fund, and the investors of the Fund will have the investor protections of the 1940 Act, the Fund as a whole—including the Subsidiary—will provide investors with 1940 Act protections.

Commodity Regulatory Risk. The Fund’s use of commodity futures subject to regulation by the CFTC has caused the Fund to be classified as a “commodity pool” and this designation requires that the Fund comply with CFTC rules, which may impose additional regulatory requirements and compliance obligations. The Fund’s investment decisions may need to be modified, and commodity contract positions held by the Fund may have to be liquidated at disadvantageous times or prices, to avoid exceeding any applicable position limits established by the CFTC, potentially subjecting the Fund to substantial losses. The regulation of commodity transactions in the United States is subject to ongoing modification by government, self-regulatory and judicial action. The effect of any future regulatory change with respect to any aspect of the Fund is impossible to predict, but could be substantial and adverse to the Fund.

Regulatory Risk. The regulatory framework governing sports-linked financial instruments is evolving and subject to significant uncertainty. Blues Index Futures Contracts are a novel instrument class for which there is limited regulatory precedent. The CFTC has broad discretionary authority to determine whether particular contracts are consistent with the public interest, including authority to disapprove or direct an exchange to delist contracts that the CFTC determines involve gaming, are unlawful, or otherwise run contrary to the purposes of the CEA. The CFTC has recently proposed amendments to its rules concerning event contracts, commonly referred to as prediction markets, to specify which contracts may be determined contrary to the public interest and therefore may not be listed for trading or accepted for clearing on or through a CFTC-regulated entity. The CFTC or the listing exchange could, at any time and without advance notice, impose new conditions, margin or position-limit requirements, reporting obligations, trading halts, settlement adjustments, or delisting actions. Any such changes could, among other things; (i) impair the Fund’s ability to establish, maintain, or close positions; (ii) require the Fund to liquidate positions at disadvantageous prices; (iii) alter the economic characteristics on which the Fund relies; or (iv) render the Fund’s principal investment strategy impractical. In addition, future legislative, judicial, or administrative developments could retroactively affect the permissibility, settlement mechanics, or availability of Blues Index Futures Contracts. These developments may occur abruptly and may not provide mechanisms for investor recourse or for the orderly unwind of positions. There can be no assurance that the regulatory environment for sports-linked financial instruments will remain stable or favorable.

Cyber Security Risk. The Fund is susceptible to operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding, but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the Fund’s third-party service providers, such as its administrator, transfer agent, or custodian, as applicable, or issuers in which the Fund invests, can also subject the Fund to many of the same risks associated with direct cyber security breaches. While the Fund has established business continuity plans and risk management systems designed to reduce the risks associated with cyber security, there are inherent limitations in such plans and systems. Additionally, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third-party service providers.

Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, Blues, tsunamis and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics (for example, the novel coronavirus COVID-19), have been and can be highly disruptive to economies and markets and have recently led, and may continue to lead, to increased market volatility and significant market losses. Such natural disaster and health crises could exacerbate political, social, and economic risks, and result in significant breakdowns, delays, shutdowns, social isolation, and other disruptions to important global, local and regional supply chains affected, with potential corresponding results on the operating performance of the Fund and its investments. A climate of uncertainty and panic, including the contagion of infectious viruses or diseases, may adversely affect global, regional, and local economies and reduce the availability of potential investment opportunities, and increases the difficulty of performing due diligence and modeling market conditions, potentially reducing the accuracy of financial projections. Under these circumstances, the Fund may have difficulty achieving its investment objectives which may adversely impact Fund performance. Further, such events can be highly disruptive to economies and markets, significantly disrupt the operations of individual companies (including, but not limited to, the Fund’s investment advisor, third party service providers, and counterparties), sectors, industries, markets, securities and commodity exchanges, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. These factors can cause substantial market volatility, exchange trading suspensions and closures, changes in the availability of and the margin requirements for certain instruments, and can impact the ability of the Fund to complete redemptions and otherwise affect Fund performance and Fund trading in the secondary market. A widespread crisis would also affect the global economy in ways that cannot necessarily be foreseen. How long such events will last and whether they will continue or recur cannot be predicted. Impacts from these could have a significant impact on the Fund’s performance, resulting in losses to your investment.

Performance

As of the date of this prospectus, the Fund has not yet commenced operations and therefore does not have a performance history. Once available, the Fund’s performance information will be accessible on the Fund’s website at www.volatilityshares.com and will provide some indication of the risks of investing in the Fund.

Management

Investment Adviser

Volatility Shares LLC

Portfolio Managers

The following persons serve as portfolio managers of the Fund.

•	Charles Lowery — Chief Investment Officer, Volatility Shares
•	Anand Desai — Head of Portfolio Management, Volatility Shares
•	Dustin Shidaker — Portfolio Manager, Volatility Shares

Each of the portfolio managers is primarily and jointly responsible for the day-to-day management of the Fund. Each of the Fund’s portfolio managers have served in such capacity since the Fund’s inception.

Purchase and Sale of Shares

The Fund issues and redeems Shares on a continuous basis, at NAV, only in large blocks of shares called “Creation Units.” Individual Shares may only be purchased and sold on the secondary market through a broker-dealer at a market price. Since Shares trade on securities exchanges in the secondary market at their market price rather than their NAV, the Shares may trade at a price greater than (premium) or less than (discount) the Fund’s NAV. An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). Recent information, including the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is available online at www.volatilityshares.com.

Tax Information

The Fund’s distributions will generally be taxable as ordinary income, returns of capital or capital gains. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser and Foreside Fund Services, LLC, the Fund’s distributor (the “Distributor”), may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Tampa Bay Lightning ETF

Investment Objective

The Tampa Bay Lightning ETF (the “Fund” or “[__]”) seeks to provide investment results, before fees and expenses, that correspond to the performance of futures contracts on the CME FSPI NHL Tampa Bay Lightning Index.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell Shares. Investors may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example set forth below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	[___]	%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses(1)	0.00%
Total Annual Fund Operating Expenses	[___]	%
(1)	“Other Expenses” are estimates based on the expenses the Fund expects to incur for the current fiscal year.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels. This example does not include the brokerage commissions that investors may pay to buy and sell Shares.

Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years
$[__]	$[___]

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. Because the Fund is new, portfolio turnover information is unavailable at this time.

Principal Investment Strategies

The Fund is an exchange-traded fund (“ETF”) that seeks to achieve its investment objective primarily through investments in futures contracts on the CME FSPI NHL Tampa Bay Lightning Index, which is a non-investable index (the “Lightning Index”). The Lightning Index is designed to systemically measure the cumulative team performance of the Tampa Bay Lightning only during games played over the regular and post-season. The Lightning Index is a transparent, rules-based system using official league statistics, where positive actions add points and negative actions subtract points. The Lightning Index is based on fifty-five statistical measures of performance and results of team games (wins, losses and ties) that results in continuous, live statistical values that underpin the value of the Lightning Index which is calculated into a trackable and tradable number. The Lightning Index is based solely on these statistical factors, and the performance of other professional hockey teams in the National Hockey League® (the “NHL”), or events outside of on-ice performance by the Tampa Bay Lightning, will not impact the value of the Lightning Index.

The Lightning Index has an initial standardized base value of 7,500 before the season and moves up or down based on officially reported statistics from each game, including real-time movement during regular season and postseason play. At the conclusion of the postseason, the Lightning Index value resets to 7,500.

The Lightning Index is maintained and calculated by FutureSports (the “Index Provider”). The Lightning Index methodology is designed to align with the International Organization of Securities Commissions (“IOSCO”) Principles for Financial Benchmarks and supported by published governance, oversight and methodology change procedures. The NHL serves as the official data source for the Lightning Index but does not participate in index determination or governance.

The Fund obtains exposure to the Lightning Index by investments in futures contracts that reference the Lightning Index and that trade on an exchange registered with the Commodity Futures Trading Commission (“Lightning Index Futures Contracts”), and cash, cash-like instruments or high quality securities that serve as collateral to the Fund’s investments in Lightning Index Futures Contracts (“Collateral Investments”).

Under normal circumstances, the Fund will invest at least 80% of the value of its net assets (plus borrowings for investment purposes) in Lightning Index-Linked Instruments. For purposes of this policy, “Lightning Index-Linked Instruments” means (i) Lightning Index Futures Contracts; (ii) shares of other investment companies registered under the Investment Company Act of 1940 (the “1940 Act”) that invest in similar assets to those in which the Fund may invest (“Other Investment Companies”); (iii) exchange traded options on the Lightning Index or shares of Other Investment Companies; and (iv) swap agreement transactions that reference Lightning Index Futures Contracts, Other Investment Companies, or the Lightning Index. Certain Lightning Index-Linked Instruments, such as Other Investment Companies or options thereon, are currently unavailable for investment, though are expected to become available in the future.

The Fund expects to gain investment exposure to the Lightning Index by investing a portion of its assets in a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”).

The Fund does not invest directly in prediction markets, event contracts or other instruments that provide exposure to individual sporting event or season-long outcomes or to investments that provide exposure to the financial performance of individual sports teams or leagues. Instead, the Fund seeks to benefit from increases in the price of Lightning Index Futures Contracts.

The investment adviser to the Fund and the Subsidiary is Volatility Shares LLC (the “Adviser” or “Volatility Shares”). The Adviser oversees the Fund and implements the day-to-day portfolio management responsibilities for the Fund. In serving as investment adviser to the Fund, the Adviser does not conduct conventional investment research or analysis or forecast market movement or trends.

The Fund is classified as a “non-diversified company” under the 1940 Act. The Fund will not concentrate its investments in securities of issuers in any industry or group of industries, as the term “concentrate” is used in the 1940 Act, except that the Fund may invest more than 25% of its total assets in Lightning Index-Linked Instruments.

The Tampa Bay Lightning

The Tampa Bay Lightning are a professional ice hockey team based in Tampa, Florida, competing in the Atlantic Division of the NHL’s Eastern Conference. During the 2025–2026 season, the Lightning finished second in the Atlantic Division, ranking 5th in standings points, 4th in goals for, 3rd in goals against, and 2nd in goal differential. The Lightning were founded in 1992 by Hockey Hall of Famer Phil Esposito. The Lightning are currently owned by Jeff Vinik, serving as Owner and Governor since 2010. The team has won three Stanley Cup championships, capturing titles in 2004, 2020, and 2021. Neither the Fund, the Trust, nor the Adviser is affiliated with the Tampa Bay Lightning.

Lightning Index Futures Contracts

The Fund intends to typically enter into cash-settled Lightning Index Futures Contracts as the “buyer,” except as detailed below.

In simplest terms, in a cash-settled futures market the counterparty pays cash to the buyer if the price of a futures contract goes up, and buyer pays cash to the counterparty if the price of the futures contract goes down. In order to maintain its exposure to the Lightning Index, the Fund intends to exit its futures contracts as they near expiration and replace them with new futures contracts with a later expiration date. Futures contracts with a longer term to expiration may be priced higher than futures contracts with a shorter term to expiration, a relationship called “contango”. When rolling futures contracts that are in contango the Fund will close its long position by selling the shorter-term contract at a relatively lower price and buying a longer-dated contract at a relatively higher price. The presence of contango will adversely affect the performance of the Fund. Conversely, futures contracts with a longer term to expiration may be priced lower than futures contracts with a shorter term to expiration, a relationship called “backwardation”. When rolling long futures contracts that are in backwardation, the Fund will close its long position by selling the shorter-term contract at a relatively higher price and buying a longer-dated contract at a relatively lower price. The presence of backwardation may positively affect the performance of the Fund. Further, the returns of the Lightning Index Futures Contracts may differ from that of the Lightning Index due to the divergence in prices or the costs associated with investing in futures contracts, which may negatively impact the Fund’s returns.

The Fund invests in Lightning Index Futures Contracts indirectly via the Subsidiary. The Subsidiary and the Fund will have the same investment adviser and investment objective. The Subsidiary will also follow the same general investment policies and restrictions as the Fund. Except as noted herein, for purposes of this Prospectus, references to the Fund’s investment strategies and risks include those of the Subsidiary. The Fund complies with the provisions of the 1940 Act governing investment policies and capital structure and leverage on an aggregate basis with the Subsidiary. Furthermore, the Adviser, as the investment adviser to the Subsidiary, complies with the provisions of the 1940 Act relating to investment advisory contracts as it relates to its advisory agreement with the Subsidiary. The Subsidiary also complies with the provisions of the 1940 Act relating to affiliated transactions and custody. Because the Fund intends to qualify for treatment as a regulated investment company (a “RIC”) under the Internal Revenue Code of 1986 (the “Code”), the size of the Fund’s investment in the Subsidiary will not exceed 25% of the Fund’s total assets at or around each quarter end of the Fund’s fiscal year. In order to qualify as a RIC, the Fund will have to reduce its exposure to its Subsidiary on or around the end of each of the Fund’s fiscal quarter ends. The Fund expects to reduce its exposure to its Subsidiary during these periods by investing in certain other investments as described below. During these periods, the Fund may not achieve its investment objective. At other times of the year, the Fund’s investments in the Subsidiary will significantly exceed 25% of the Fund’s total assets. The Subsidiary’s custodian is U.S. Bank, N.A.

If circumstances occur where market prices for Lightning Index Futures Contracts were not readily available, the Fund would fair value its Lightning Index Futures Contracts in accordance with its pricing and valuation policy and procedures for fair value determinations. Pursuant to those policies and procedures, the Adviser would consider various factors, such as pricing history; market levels prior to price limits or halts; and supply, demand, and open interest in Lightning Index Futures Contracts, among other factors. The Adviser would document its proposed pricing and methodology, detailing the factors that entered into the valuation.

Collateral Investments

The Fund will also invest its assets in Collateral Investments. The Collateral Investments may consist of high-quality securities, which include: (1) U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury; (2) investment companies registered under the 1940 Act that invest in high-quality securities; and/or (3) corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by businesses that are rated investment grade or determined by the Adviser to be of comparable quality. For these purposes, “investment grade” is defined as investments with a rating at the time of purchase in one of the four highest categories of at least one nationally recognized statistical rating organization (e.g., BBB- or higher from S&P Global Ratings or Baa3 or higher from Moody’s Investors Service, Inc.).

The Collateral Investments are designed to provide liquidity, serve as margin, or otherwise collateralize the Subsidiary’s investments in Lightning Index-Linked Instruments. The Fund expects that it will primarily invest its assets, and that the Subsidiary will primarily invest its assets, in Collateral Investments that are “securities,” as such term is defined under the 1940 Act.

Other Investments

In order to help the Fund maintain exposure to the Lightning Index, maintain its tax status as a RIC on days in and around quarter-end, help the Fund maintain its desired exposure to Lightning Index Futures Contracts when it is approaching or has exceeded position limits or accountability levels, or because of liquidity or other constraints, the Fund may invest in the following:

Reverse Repurchase Agreements

The Fund may invest in reverse repurchase agreements which are a form of borrowing in which the Fund sells portfolio securities to financial institutions and agrees to repurchase them at a mutually agreed-upon date and price that is higher than the original sale price, and use the proceeds for investment purchases.

As a result of the Fund repurchasing the securities at a higher price, the Fund will lose money by engaging in reverse repurchase agreement transactions.

As noted above, because the Fund intends to qualify for treatment as a RIC under the Code, the size of the Fund’s investment in the Subsidiary will not exceed 25% of the Fund’s total assets at or around each quarter end of the Fund’s fiscal year (the “Asset Diversification Test”). At other times of the year, the Fund’s investments in the Subsidiary will significantly exceed 25% of the Fund’s total (or gross) assets.

When the Fund seeks to reduce its total assets exposure to the Subsidiary, it may use the short-term Treasury Bills it owns (and purchase additional Treasury Bills as needed) to transact in reverse repurchase agreement transactions, which are ostensibly loans to the Fund. Those loans will increase the gross assets of the Fund, which the Adviser expects will allow the Fund to meet the Asset Diversification Test. When the Fund enters into a reverse repurchase agreement, it will either (i) be consistent with Section 18 of the 1940 Act and maintain asset coverage of at least 300% of the value of the reverse repurchase agreement; or (ii) treat the reverse repurchase agreement transactions as derivative transactions for purposes of Rule 18f-4 under the 1940 Act (“Rule 18f-4”), including as applicable, the value-at-risk based limit on leverage risk.

Other Investment Companies

The Fund may invest in shares of Other Investment Companies, that is, shares of investment companies registered under the 1940 Act that invest in similar assets to those in which the Fund may invest.

Exchange-traded option contracts on shares of Other Investment Companies.

The Fund may invest in exchange-listed option contracts on shares of Other Investment Companies, which invest in similar assets to those in which the Fund may invest. An option is a contract that gives the purchaser of the option, in return for the premium paid, the right to buy shares of an investment company, from the writer of the option (in the case of a call option), or to sell shares of the investment company to the writer of the option (in the case of a put option) at a designated price during the term of the option. The premium paid by the buyer of an option will reflect, among other things, the relationship of the exercise price to the market price and the volatility of the shares of the investment company, the remaining term of the option, supply, demand, interest rates and/or currency exchange rates. The Fund may utilize “American” style options or “European” style options. American style options are exercisable on any date prior to the expiration date of the option contract. In contrast, European style options are exercisable only on the expiration date of the option contract.

Swaps that reference Lightning Index Futures Contracts, Other Investment Companies, or the Lightning Index.

Swap contracts are transactions entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a swap transaction, the Fund and a counterparty will agree to exchange or “swap” payments based on the change in value of an underlying asset or benchmark. For example, the two parties may agree to exchange the return (or differentials in rates of returns) earned or realized on a particular investment or instrument. In the case of the Fund, the reference asset can be Lightning Index Futures Contracts, Other Investment Companies or the Lightning Index.

Principal Risks

As with all investments, there are certain risks of investing in the Fund. Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective. An investment in the Fund does not represent a complete investment program. An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, the Adviser or any of their affiliates. You should consider carefully the following risks before investing in the Fund.

Each risk noted below is considered a principal risk of investing in the Fund, regardless of the order in which it appears. The significance of each risk factor below may change over time and you should review each risk factor carefully.

Risks Specific to the Fund’s Investments

Investment Strategy Risk. The Fund, through the Subsidiary, invests primarily in Lightning Index Futures Contracts. The Fund does not invest directly in prediction markets, event contracts or other instruments that provide exposure to individual sporting event or season-long outcomes or to investments that provide exposure to the financial performance of individual sports teams or leagues. Instead, the Fund seeks to benefit from increases in the price of Lightning Index Futures Contracts. The price of Lightning Index Futures Contracts may not be an accurate measure of the Lightning Index. Consequently, the Fund may perform differently from the performance of the Lightning Index. There can be no guarantee that the performance of Lightning Index Futures Contracts will be highly correlated to the performance of the Lightning Index. Transaction costs (including the costs associated with futures investing), position limits, the availability of counterparties and other factors may impact the cost and pricing of Lightning Index Futures Contracts and decrease the correlation between the performance of Lightning Index Futures Contracts and the Lightning Index, over short- or long-term periods. In addition, the performance of back-month Lightning Index Futures Contracts is likely to differ more significantly from the performance of the Lightning Index. To the extent the Fund is invested in back-month Lightning Index Futures Contracts, the performance of the Fund should be expected to deviate more significantly from the performance of the Lightning Index. Moreover, because the Lightning Index is uninvestable, the Fund can only gain exposure through futures contracts and other derivatives, and differences between the prices of those instruments and the levels of the Lightning Index may result in the Fund experiencing larger losses or smaller gains than would be implied by changes in the Lightning Index alone.

Sports Performance Risk. The Fund’s investment strategy is inherently speculative. The value of Lightning Index Futures Contracts is derived from the statistical performance of a single professional sports team as measured by the Lightning Index. Successfully investing in Lightning Index Futures Contracts requires that the team tracked by the index performs well statistically over the course of a season, an outcome that is inherently uncertain and subject to numerous unpredictable variables, including player health, competitive dynamics, coaching decisions, and random variation in athletic performance. The Lightning Index may decline in value, and there can be no assurance that the team tracked by the index will perform at or above the levels implied by the prices of Lightning Index Futures Contracts at the time the Fund obtains exposure.

On-Ice Performance and Competitive Results Risk. The Fund’s investment performance is linked to the on-ice statistical performance of a single NHL team during the regular season and, if applicable, the playoffs. The prices of Lightning Index Futures Contracts are expected to rise when the team performs well statistically and to fall when the team performs poorly. Competitive results in professional hockey are inherently unpredictable and can be influenced by factors entirely outside the team’s control, including the performance of opposing teams, referee calls, random puck bounces, weather affecting travel, and in-game injuries. A team may enter a season with high expectations based on roster strength, coaching hires, or offseason acquisitions, only to underperform due to chemistry issues, unexpected injuries to key players, player slumps, or tactical mismatches against divisional opponents. The NHL season extends over several months and includes 82 regular season games per team, during which even a strong team may experience prolonged losing streaks that cause material declines in the Lightning Index. If the team fails to make the playoffs, the Fund will not benefit from any potential uplift in index value that could accompany postseason success. Conversely, early playoff elimination could cause sharp declines in futures prices if the market had priced in deeper postseason performance. Because the Fund is concentrated in a single NHL team, there is no opportunity to offset poor on-ice performance by gaining exposure to a stronger team or a different sport.

Lightning Index Investing Risk. The Fund is indirectly exposed to the risks of the Lightning Index through its investments in Lightning Index Futures Contracts and other Lightning Index-Linked Instruments. The Fund does not invest in the Lightning Index, which is an uninvestable index. The performance of the Lightning Index will be very different from a portfolio of Lightning Index Futures Contracts.

The Lightning Index moves up or down based on officially reported statistics from every game, match, or event throughout the regular season and postseason. Positive statistical actions (e.g., goals scored, points earned) add value to the index, while negative actions (e.g., opponent scoring, penalties or setbacks) subtract value. Poor statistical performance by the Tampa Bay Lightning could have a significant negative impact on the level of the Lightning Index and therefore the value of the Fund. In addition, unlike instruments that are based on tradable reference assets, the Lightning Index Futures Contracts and Lightning Index-Linked Instruments are tied to an index that is not directly investable and, thus, have settlement prices based on the calculation of that index, not the price of a tradable asset.

Concentrated Single-Team Exposure Risk. The Fund’s investment strategy results in concentrated exposure to a single professional sports team’s statistical performance (i.e., the Tampa Bay Lightning) as measured by an index. Unlike diversified funds that spread risk across multiple asset classes, sectors, or issuers, the Fund’s performance is primarily driven by the statistical output of one team over the course of a season. As a result, the Fund is more susceptible to risks affecting that team, including player injuries, suspensions, trades, retirements, coaching changes, front-office turnover, league sanctions, labor disputes, lockouts, or other events that directly or indirectly influence the team’s on-ice statistical performance. This degree of concentration will likely increase volatility in the Fund’s NAV, heighten the likelihood of significant losses over short periods, and cause the Fund’s returns to diverge substantially from those of more diversified investments. Additionally, because the Fund is concentrated in a single team, it is inherently concentrated in a single professional sports league. This subjects the Fund to league-specific risks, including league-wide labor disputes, broad scandal, changes to the structure or rules of the league, or events that cause the cancellation or suspension of games. The Fund has no ability to rotate exposure into a different team, sport, or league in response to adverse developments affecting the team to which it has exposure.

Insider Trading and Information Asymmetry Risk. Unlike securities markets, which are governed by well-established insider trading prohibitions under the Securities Exchange Act of 1934, the legal framework governing trading on the basis of material, non-public information in the context of commodity futures is less developed. While the CFTC has broad anti-manipulation and anti-fraud authority under the Commodity Exchange Act (“CEA”), specific rules and judicial precedent addressing what constitutes improper trading on non-public information in the context of sports-linked futures remain nascent. Certain individuals may possess material, non-public information that could affect the statistical performance of the Lightning Index and, consequently, the prices of Lightning Index Futures Contracts. Such individuals may include, without limitation, team coaches, players, trainers, team medical staff, front office personnel, referees, officials, league personnel, or sports data providers. For example, undisclosed injuries to key players or undisclosed lineup changes could materially affect the level of the Lightning Index. Such persons could trade Lightning Index Futures Contracts or Fund Shares to profit from their informational advantage prior to public disclosure. There is no guarantee that exchanges, the CME, or the CFTC will successfully detect and prevent such trading, and the Fund has no means of preventing such individuals from purchasing or selling Fund Shares. The participation of informed insiders in the market for Lightning Index Futures Contracts can create adverse selection for other market participants and distort market prices. Because the Fund is concentrated in a single team, the impact of insider trading on the Fund may be more pronounced than in markets with broader diversification.

League Credibility and Sports Integrity Risk. The Lightning Index is calculated based on official league statistics derived from the games of a single professional sports team, and the integrity of those games is fundamental to the reliability of the index. Efforts to interfere with the team’s games, including match-fixing, point-shaving, or referee manipulation, could materially affect the statistical data upon which the Lightning Index is based, create significant uncertainty regarding index levels, and cause pronounced price volatility in Lightning Index Futures Contracts. Confirmed or suspected game interference may also prompt legislative or regulatory responses, including restrictions on sports-linked financial products or emergency rulemaking by the CFTC, that could restrict the listing or trading of Lightning Index Futures Contracts. Even widely publicized allegations of interference, absent actual misconduct, could undermine market confidence in the Lightning Index and the futures contracts that reference it.

Gaming and State Regulatory Litigation Risk. Exchanges that list sports-linked financial instruments, including Lightning Index Futures Contracts, may be subject to legal challenges brought by state attorneys general, state gaming commissions, and other state-level actors asserting that such instruments constitute regulated gambling or gaming activity under state law, notwithstanding that such contracts are listed on a CFTC-regulated exchange. Such proceedings may assert that the listing of sports-linked contracts violates state gaming statutes, requires state gaming or sports wagering licenses, or constitutes an illegal gambling enterprise. These exchanges, and the CFTC in certain court filings, have asserted that the CEA and the CFTC’s exclusive jurisdiction over CFTC-regulated exchanges preempts state gaming regulations. There is no assurance that federal courts will rule in favor of federal preemption, and resolution may require years of litigation and potentially appellate review. An adverse ruling could result in the suspension or cessation of trading in Lightning Index Futures Contracts, material operational restrictions, significant financial penalties, or the effective loss of the ability to list sports-linked futures. Any of these outcomes could materially and adversely affect the Fund’s ability to achieve its investment objective and could result in significant losses.

Platform and Distribution Restriction Risk. Broker-dealers, registered investment adviser platforms, wirehouses, and other financial intermediaries may refuse to list, recommend, or permit purchases of Fund Shares through their platforms due to the Fund’s association with sports performance outcomes and the perception that such products are akin to sports wagering, regardless of the Fund’s legal status as a registered investment company under the 1940 Act. Certain intermediaries may permit only unsolicited purchases, prohibit financial advisers from recommending the Fund, or exclude the Fund from model portfolios entirely. These restrictions could limit the Fund’s accessible investor base, constrain assets under management, reduce secondary market liquidity, widen bid-ask spreads, and increase the likelihood that Fund Shares will trade at significant premiums or discounts to net asset value. Even if an intermediary initially permits distribution, it may subsequently restrict access in response to adverse regulatory developments, reputational concerns, or changes in compliance policies. If a significant number of intermediaries refuse to distribute Fund Shares, the Fund may be unable to achieve sufficient scale, which could increase the Fund’s expense ratio, reduce trading volume, and impair the Fund’s ability to operate effectively.

Novel Market Risk. Lightning Index Futures Contracts are a novel asset class with limited trading history. The market may not develop the depth, liquidity, or trading efficiency associated with more established futures markets, and its pricing may be influenced by factors unrelated to fundamental assessments of team performance, including speculative activity, behavioral biases, regulatory headlines, or concentrated participation by a limited number of traders. There is limited historical data on which to base expectations regarding future price behavior, volatility patterns, or the costs associated with maintaining exposure, and traditional risk metrics may not accurately capture the risks of investing in this market. There can be no assurance that the market for Lightning Index Futures Contracts will achieve or sustain the level of participation, liquidity, and price discovery necessary for the Fund to effectively pursue its investment objective.

Limited Price Discovery and Market Depth Risk. Because Lightning Index Futures Contracts are a newly created instrument class, the market may lack the depth, breadth, and participation necessary for reliable price discovery. Traditional commodity futures markets benefit from decades of participation by commercial hedgers, speculators, and arbitrageurs whose activities contribute to efficient pricing. The market for Lightning Index Futures Contracts is expected to have few, if any, natural commercial hedgers, and may be dominated by retail speculators, algorithmic traders, or a small number of institutional participants. This concentrated participation could result in prices that do not accurately reflect fair value, wider bid-ask spreads, and elevated intraday price volatility. In thin markets, even modest order flow from the Fund could move prices against the Fund, increasing transaction costs and reducing returns. There can be no assurance that the market for Lightning Index Futures Contracts will develop sufficient liquidity over time, and the Fund may be unable to establish or exit positions at prices the Fund considers favorable.

Seasonality and Offseason Risk. The Lightning Index resets to a standardized base value prior to the start of each sports season and has a defined life cycle that ends following the postseason. Because the Fund tracks a single team in a single sport, the Fund is tied to that sport’s competitive calendar and has no ability to diversify across sports or rotate into a sport that is in-season when the team’s sport is not. During the playing season, the Lightning Index moves in real-time based on officially reported game statistics, and the prices of Lightning Index Futures Contracts are expected to reflect both the current index level and market expectations regarding future team performance. During the offseason, however, the Lightning Index will not move because no games are being played, and the Fund’s exposure to Lightning Index Futures Contracts will behave differently than during the playing season. The Fund anticipates maintaining exposure to Lightning Index Futures Contracts during the offseason. Although the underlying index will be static during this period, the prices of Lightning Index Futures Contracts may still fluctuate based on market expectations regarding the team’s prospects for the upcoming season, including coaching changes, player trades, draft picks, free agent signings, injury recovery timelines, training camp developments, and other factors that affect the market’s assessment of the team’s likely statistical performance. However, because the index itself is not moving during the offseason, the magnitude of futures price movements may be reduced relative to the playing season, and the relationship between futures prices and the underlying index level may be less predictable. There can be no assurance that the Fund’s offseason futures holdings will appreciate in value, and the Fund may experience losses during the offseason if market sentiment regarding the team’s upcoming season deteriorates. In addition, there can be no assurance that Lightning Index Futures Contracts will be available in sufficient volume or at favorable pricing during the offseason or at the start of a new season.

League Discontinuation, Lockout, or Strike Risk. The Fund’s ability to invest in Lightning Index Futures Contracts depends on the continued operation of the NHL and the playing of scheduled games. Labor disputes between the NHL and its players’ union could result in a lockout or strike that suspends or cancels all or a significant portion of a season. The NHL has previously experienced work stoppages, including a full-season cancellation in 2004-2005. During any such period, no games would be played, the Lightning Index would not generate data, and trading in Lightning Index Futures Contracts could be suspended or severely impaired. The Fund would be unable to pursue its investment strategy during such a period, may be forced to liquidate positions at disadvantageous prices, and could experience substantial losses. Even after a labor dispute is resolved, the shortened or restructured season could materially change the statistical patterns underlying the index methodology. In addition, force majeure events such as a pandemic, natural disaster, or other circumstances beyond the control of the league could cause widespread game cancellations or delays. There can be no assurance that the league will not experience a work stoppage or other extended interruption during the Fund’s investment period, or that the Fund will be able to recover any losses incurred as a result of such events.

Index Provider and Data Dependency Risk. The Lightning Index is maintained and calculated by a single Index Provider, FutureSports. If the Index Provider were to experience operational failures, cease operations, lose its data feed from the applicable sports league, experience a cybersecurity breach, or otherwise become unable to calculate the Lightning Index, Lightning Index Futures Contracts may have no reliable reference value, which could materially and adversely affect the value of the Fund. In addition, the Lightning Index is calculated solely on the basis of officially reported statistics from a single sports league. The league serves as the data source but does not participate in index determination or governance. If the league were to report incorrect statistics, issue post-game corrections, change how it reports or categorizes statistics, delay reporting, or discontinue the provision of data to the Index Provider, the settlement prices of Lightning Index Futures Contracts could be based on erroneous or incomplete data. Furthermore, the Index Provider controls the methodology by which official statistics are translated into index points. If the Index Provider amends or discontinues its methodology, the behavior of the Lightning Index could change materially and the futures market may not immediately price in such changes. The Lightning Index is calculated in real-time while games are being played, which introduces latency, data-feed, and computational risks that differ from those associated with traditional financial indexes.

Trading Hours and Sporting Event Timing Risk. NHL games may occur during evening hours, on weekends, and on holidays when the Exchange is closed and when the market for Lightning Index Futures Contracts may have limited or no trading activity. Because the Lightning Index moves in real-time while games are being played, material index movements may occur during periods when investors are unable to buy or sell Shares or when Lightning Index Futures Contracts are not actively trading. As a result, the opening price of Shares and the prices of Lightning Index Futures Contracts on the next trading session may differ significantly from the prior session’s closing prices, potentially resulting in large gaps at the open. Shareholders may not be able to sell their Shares until after such a gap has been fully realized, resulting in an inability to mitigate losses in a declining market.

Futures Contracts Risk. Risks of futures contracts include: (i) an imperfect correlation between the value of the futures contract and the underlying asset; (ii) possible lack of a liquid secondary market; (iii) the inability to close a futures contract when desired; (iv) losses caused by unanticipated market movements, which may be unlimited; (v) an obligation for the Fund to make daily cash payments to maintain its required margin, particularly at times when the Fund may have insufficient cash; and (vi) unfavorable execution prices from rapid selling. Unlike equities, which typically entitle the holder to a continuing stake in a corporation, futures contracts normally specify a certain date for settlement in cash based on the reference asset. As the futures contracts approach expiration, they may be replaced by similar contracts that have a later expiration. This process is referred to as “rolling.” If the market for these contracts is in “contango,” meaning that the prices of futures contracts in the nearer months are lower than the price of contracts in the distant months, the sale of the near-term month contract would be at a lower price than the longer-term contract, resulting in a cost to “roll” the futures contract. The actual realization of a potential roll cost will be dependent upon the difference in price of the near and distant contract. Because the margin requirement for futures contracts is less than the value of the assets underlying the futures contract, futures trading involves a degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 40% of the value of the futures contract is deposited as margin, a subsequent 20% decrease in the value of the futures contract would result in a loss of half of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A decrease in excess of 40% would result in a loss exceeding the original margin deposit, if the futures contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount initially invested in the futures contract. However, the Fund would presumably have sustained comparable losses if, instead of investing in the futures contract, it had invested in the underlying financial instrument and sold it after the decline. Further, if the market for Lightning Index Futures Contracts is in a period of contango, if the performance of the Lightning Index and the price of Lightning Index Futures Contracts were to decline, the Fund would experience the negative impact of contango. The impact of backwardation or contango may lead to the returns of the Fund to vary significantly from the total return of other price references. Additionally, in the event of a prolonged period of contango, and absent the impact of rising or falling pricing in the Lightning Index, this could have a significant negative impact on the Fund’s NAV and total return.

Position Limits and Price Limits

The CFTC and various exchanges on which Lightning Index Futures Contracts trade have established position limits and price limits for Lightning Index Futures Contracts. Position limit regulation and price limit regulation serve distinct purposes and are regulated differently.

Position limits are designed to prevent excessive speculation that could cause sudden or unreasonable fluctuations in the price of a commodity. They limit the maximum number of contracts a person or entity can hold in a particular commodity.

Price limits are mechanisms to maintain orderly markets by restricting the price range within which futures contracts can trade during a trading session. They prevent extreme price movements that could disrupt market stability. Price limits are typically set as a percentage of the previous day's settlement price. When price limits are hit, trading may be halted or expanded depending on the product and regulatory rules. Unlike position limits, price limits do not restrict the number of contracts a trader can hold but rather the price at which those contracts can be traded. When a price limit is hit, the market for Lightning Index Futures Contracts may temporarily halt until price limits can be expanded or trading may be stopped for the day.

If the Fund is unable to buy or sell Lightning Index Futures Contracts as a result of position limits being hit or price limits that result in a halted or closed market—or for other reasons including limited liquidity in the market for Lightning Index Futures Contracts, a disruption to the market for Lightning Index Futures Contracts, or as a result of margin requirements, accountability levels, or other limitations imposed by the Fund’s futures commission merchants (“FCMs”), the listing exchanges, or the CFTC—the Adviser would take such action as it believes appropriate and in the best interest of the Fund in consideration of the facts and circumstances at such time, including: (i) investing in Lightning Index-Linked Instruments that are not Lightning Index Futures Contracts; (ii) requiring that authorized participants purchase and redeem in large blocks of shares called “Creation Units” through an exchange for related position (EFRP) method rather than in cash; (iii) applying increased authorized participant variable transaction fees for purchases or redemptions of Creation Units made in cash; or (iv) de-levering the Fund, relative to its investment objective, by an amount reflecting prevailing price limits. In addition, the Fund generally may suspend the issuance of Creation Units only for a limited time and only due to extraordinary circumstances, such as when the markets on which the ETF’s portfolio holdings are traded are closed for a limited period of time; that is to say, when the Fund is unable to increase its exposure to underlying assets.

Cost of Futures Investment Risk. When a Lightning Index Futures Contract is nearing expiration, the Fund will generally sell it and use the proceeds to buy a Lightning Index Futures Contract with a later expiration date. This is commonly referred to as “rolling”.

If the Fund rolls Lightning Index Futures Contracts that are in contango, the Fund would sell a lower priced, expiring contract and purchase a higher priced, longer-dated contract. The price difference between the expiring contract and longer-dated contract associated with rolling Lightning Index Futures Contracts is typically substantially higher than the price difference associated with rolling other futures contracts. Contango in the market for Lightning Index Futures Contracts may have a significant adverse impact on the performance of the Fund and may cause Lightning Index Futures Contracts and the Fund to underperform the Lightning Index. Both contango and backwardation would reduce the Fund’s correlation to the Lightning Index and may limit or prevent the Fund from achieving its investment objective. The impact of both contango and backwardation may also be greater to the extent the Fund invests in back-month Lightning Index Futures Contracts.

Investment Capacity Risk. If the Fund’s ability to obtain exposure to Lightning Index Futures Contracts consistent with its investment objective is disrupted for any reason, including but not limited to, limited liquidity in the market for Lightning Index Futures Contracts, a disruption to the market for Lightning Index Futures Contracts, or as a result of margin requirements or position limits imposed by the Fund’s FCMs, the CME, or the CFTC, and the Fund could not otherwise meet its investment objective through the use of other investments discussed above, the Fund would not be able to achieve its investment objective and may experience significant losses.

Liquidity Risk. The market for the Lightning Index Futures Contracts may be subject to periods of illiquidity. During such times it may be difficult or impossible to buy or sell a position at the desired price. Market disruptions or volatility can also make it difficult to find a counterparty willing to transact at a reasonable price and sufficient size. Illiquid markets may cause losses, which could be significant. Large positions also increase the risk of illiquidity, which may make the Fund’s positions more difficult to liquidate, and increase the losses incurred while trying to do so.

Derivatives Risk. In addition to Lightning Index Futures Contracts, the Fund may obtain exposure through the following other derivatives: (1) exchange traded options on Other Investment Companies and/or (2) swap agreement transactions that reference Lightning Index Futures Contracts, Other Investment Companies, or the Lightning Index.

Investing in derivatives may be considered aggressive and may expose the Fund to risks different from, or possibly greater than, the risks associated with investing directly in the reference asset(s) underlying the derivative (e.g., the securities or commodities contained in the Fund). The use of derivatives may result in larger losses or smaller gains than directly investing in securities or commodities. The risks of using derivatives include: (1) the risk that there may be imperfect correlation between the price of the financial instruments and movements in the prices of the reference asset(s); (2) the risk that an instrument is mispriced; (3) credit or counterparty risk on the amount a Fund expects to receive from a counterparty; (4) the risk that securities prices, interest rates and currency markets will move adversely and a Fund will incur significant losses; (5) the risk that the cost of holding a financial instrument might exceed its total return; and (6) the possible absence of a liquid secondary market for a particular instrument and possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to adjust a Fund’s position in a particular instrument when desired. Each of these factors may prevent a Fund from achieving its investment objective and may increase the volatility (i.e., fluctuations) of the Fund’s returns. Because derivatives often require limited initial investment, the use of derivatives also may expose a Fund to losses in excess of those amounts initially invested.

The performance of any Lightning Index-Linked Instrument may not track the performance of its underlying benchmark due to embedded costs and other factors. Thus, to the extent the Fund invests in swaps that use a Lightning Index-Linked Instrument as the reference asset, the Fund may be subject to greater correlation risk and may not achieve as high a degree of correlation with its investment objective than if the Fund only used Lightning Index Futures Contracts.

Swap Agreements Risk. The Fund may enter into cash-settled swaps and other derivatives to gain exposure to an underlying asset without actually purchasing such asset. Swaps are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on a particular pre-determined interest rate, commodity, security, indexes, or other assets or measurable indicators. The primary risks associated with the use of swaps are mispricing or improper valuation, imperfect correlation between movements in the notional amount and the price of the underlying investments, and the failure of a counterparty to perform. If a counterparty’s creditworthiness for an over-the-counter swap declines, the value of the swap would likely decline. Moreover, there is no guarantee that the Fund could eliminate its exposure under an outstanding swap by entering into an offsetting swap with the same or another party. In addition, the Fund may use a combination of swaps on an underlying index.

Options Risk. The Fund may purchase exchange-traded options that reference shares of Other Investment Companies. Transactions in options generally require less capital than equivalent stock transactions. They may return smaller dollar figures but a potentially greater percentage of the investment than equivalent stock transactions. The potential profit is limited to the premium received for the contract. The potential loss can be unlimited. While leverage means the percentage returns can be significant, the amount of cash required is smaller than equivalent stock transactions. It is possible to lose the entire principal invested, and sometimes more. As an options holder, a Fund risks the entire amount of the premium it pays. But as an options writer, it takes on a much higher level of risk. For example, if the Fund writes an uncovered call, it faces unlimited potential loss, since there is no cap on how high a stock price can rise. When buying options, a Fund risks losing the premium paid, plus commissions and fees.

Reverse Repurchase Agreements Risk. The Fund may invest in reverse repurchase agreements. Reverse repurchase agreements are transactions in which the Fund sells portfolio securities to financial institutions such as banks and broker-dealers, and agrees to repurchase them at a mutually agreed-upon date and price which is higher than the original sale price. Reverse repurchase agreements are a form of leverage and the use of reverse repurchase agreements by the Fund may increase the Fund’s volatility. The Fund incurs costs, including interest expenses, in connection with the opening and closing of reverse repurchase agreements that will be borne by the shareholders.

Reverse repurchase agreements are also subject to the risk that the other party to the reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Fund. In situations where the Fund is required to post collateral with a counterparty, the counterparty may fail to segregate the collateral or may commingle the collateral with the counterparty’s own assets. As a result, in the event of the counterparty’s bankruptcy or insolvency, the Fund’s collateral may be subject to the conflicting claims of the counterparty’s creditors, and the Fund may be exposed to the risk of a court treating the Fund as a general unsecured creditor of the counterparty, rather than as the owner of the collateral. There can be no assurance that a counterparty will not default and that the Fund will not sustain a loss on a transaction as a result.

Reverse repurchase agreements also involve the risk that the market value of the securities sold by the Fund may decline below the price at which it is obligated to repurchase the securities. In addition, when the Fund invests the proceeds it receives in a reverse repurchase transaction, there is a risk that those investments may decline in value. In this circumstance, the Fund could be required to sell other investments in order to meet its obligations to repurchase the securities.

Risks Related to Investing in Other Investment Companies. The Fund may invest in long or short positions in Other Investment Companies (i.e., investment companies registered under the 1940 Act that invest in similar assets to those in which the Fund may invest). Investing in Other Investment Companies may involve duplication of advisory or management fees and certain other expenses. By investing in Other Investment Companies, the Fund becomes a shareholder of that Other Investment Company. As a result, Fund shareholders indirectly bear the Fund’s proportionate share of the fees and expenses paid by shareholders of the Other Investment Company, in addition to the fees and expenses Fund shareholders bear in connection with the Fund’s own operations. As a shareholder, the Fund must rely on the Other Investment Company to achieve its investment objective. The Fund’s performance may be magnified positively or negatively by virtue of its investment in the Other Investment Company. If the Other Investment Company fails to achieve its investment objective, the value of the Fund’s investment could decline, thus affecting the Fund’s performance. In addition, because certain Other Investment Company shares are listed on national stock exchanges and are traded like stocks on an exchange, their shares potentially may trade at a discount or a premium. Investments in such shares may be subject to brokerage and other trading costs, which could result in greater expenses to the Fund. Finally, because the value of certain Other Investment Company shares may depend on the demand in the market, the Adviser may not be able to liquidate the Fund’s holdings in those shares at the most optimal time, adversely affecting the Fund’s performance.

Collateral Investments Risk. The Fund’s use of Collateral Investments may include obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities, including bills, notes and bonds issued by the U.S. Treasury, investment companies registered under the 1940 Act that invest in high-quality securities and corporate debt securities, such as commercial paper.

Some securities issued or guaranteed by federal agencies and U.S. Government-sponsored instrumentalities may not be backed by the full faith and credit of the United States, in which case the investor must look principally to the agency or instrumentality issuing or guaranteeing the security for ultimate repayment, and may not be able to assert a claim against the United States itself in the event that the agency or instrumentality does not meet its commitment. The U.S. Government, its agencies and instrumentalities do not guarantee the market value of their securities, and consequently, the value of such securities may fluctuate. Although the Fund may hold securities that carry U.S. Government guarantees, these guarantees do not extend to the Shares.

Investment companies that invest in high-quality securities are subject to management fees and other expenses. Therefore, investments in these funds will cause the Fund to bear indirectly a proportional share of the fees and costs of the funds in which it invests. At the same time, the Fund will continue to pay its own management fees and expenses with respect to all of its assets, including any portion invested in the shares of such fund. It is possible to lose money by investing in investment companies that invest in high-quality securities.

Corporate debt securities such as commercial paper generally are short-term unsecured promissory notes issued by businesses. Corporate debt may carry variable or floating rates of interest. Corporate debt securities carry both credit risk and interest rate risk. Credit risk is the risk that the Fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it is due.

Asset Concentration Risk. Since the Fund may take concentrated positions in Lightning Index Futures Contracts, the Fund’s performance may be hurt disproportionately and significantly by the poor performance of those positions to which it has significant exposure. Asset concentration makes the Fund more susceptible to any single occurrence affecting the underlying positions and may subject the Fund to greater market risk than more diversified funds.

Counterparty Risk. The Fund will be subject to credit risk (i.e., the risk that a counterparty is unwilling or unable to make timely payments or otherwise meet its contractual obligations) with respect to the amount the Fund expects to receive from counterparties to: Lightning Index Futures Contracts; reverse repurchase agreements; swaps on Lightning Index Futures Contracts, Other Investment Companies, or the Lightning Index.

The Fund may be negatively impacted if a counterparty becomes bankrupt or otherwise fails to perform its obligations under such an agreement. The Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding and the Fund may obtain only limited recovery or may obtain no recovery in such circumstances. In order to attempt to mitigate potential counterparty credit risk, the Fund typically enters into transactions with major financial institutions.

The counterparty to an exchange-traded futures contract is subject to the credit risk of the clearing house and the FCM through which it holds its position. Specifically, the FCM or the clearing house could fail to perform its obligations, causing significant losses to the Fund. For example, the Fund could lose margin payments it has deposited with an FCM as well as any gains owed but not paid to the Fund, if the FCM or clearing house becomes insolvent or otherwise fails to perform its obligations. Credit risk of market participants with respect to derivatives that are centrally cleared is concentrated in a few clearing houses and it is not clear how an insolvency proceeding of a clearing house would be conducted and what impact an insolvency of a clearing house would have on the financial system. Under current CFTC regulations, a FCM maintains customers’ assets in a bulk segregated account. If a FCM fails to do so, or is unable to satisfy a substantial deficit in a customer account, its other customers may be subject to risk of loss of their funds in the event of that FCM’s bankruptcy. In that event, in the case of futures, the FCM’s customers are entitled to recover, even in respect of property specifically traceable to them, only a proportional share of all property available for distribution to all of that FCM’s customers. In addition, if the FCM does not comply with the applicable regulations, or in the event of a fraud or misappropriation of customer assets by the FCM, the Fund could have only an unsecured creditor claim in an insolvency of the FCM with respect to the margin held by the FCM. FCMs are also required to transfer to the clearing house the amount of margin required by the clearing house, which amount is generally held in an omnibus account at the clearing house for all customers of the FCM. In addition, the Fund may enter into futures contracts and repurchase agreements with a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. The Fund does not specifically limit its counterparty risk with respect to any single counterparty.

Further, there is a risk that no suitable counterparties are willing to enter into reverse repurchase agreements with the Fund, or continue to enter into, reverse repurchase agreement transactions with the Fund and, as a result, the Fund may not be able to achieve its investment objective. There is also the risk that the Fund may not be able to engage in reverse repurchase agreement transactions because suitable counterparties refuse to enter into transactions with the Fund. Contractual provisions and applicable law may prevent or delay the Fund from exercising its rights to terminate an investment or transaction with a financial institution experiencing financial difficulties, or to realize on collateral, and another institution may be substituted for that financial institution without the consent of the Fund. If the credit rating of a counterparty to a futures contract and/or repurchase agreement declines, the Fund may nonetheless choose or be required to keep existing transactions in place with the counterparty, in which event the Fund would be subject to any increased credit risk associated with those transactions. Also, in the event of a counterparty’s (or its affiliate’s) insolvency, the possibility exists that the Fund’s ability to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral, could be stayed or eliminated under special resolution regimes adopted in the United States, the European Union and various other jurisdictions. Such regimes provide government authorities with broad authority to intervene when a financial institution is experiencing financial difficulty. In particular, the regulatory authorities could reduce, eliminate, or convert to equity the liabilities to the Fund of a counterparty who is subject to such proceedings in the European Union (sometimes referred to as a “bail in”).

Credit Risk. An issuer or other obligated party of a debt security may be unable or unwilling to make dividend, interest and/or principal payments when due. In addition, the value of a debt security may decline because of concerns about the issuer’s ability or unwillingness to make such payments.

Debt Securities Risk. Investments in debt securities subject the holder to the credit risk of the issuer. Credit risk refers to the possibility that the issuer or other obligor of a security will not be able or willing to make payments of interest and principal when due. Generally, the value of debt securities will change inversely with changes in interest rates. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. During periods of falling interest rates, the income received by the Fund may decline. If the principal on a debt security is prepaid before expected, the prepayments of principal may have to be reinvested in obligations paying interest at lower rates. Debt securities generally do not trade on a securities exchange making them generally less liquid and more difficult to value than common stock.

Interest Rate Risk. Interest rate risk is the risk that the value of the debt securities in the Fund’s portfolio will decline because of rising market interest rates. Interest rate risk is generally lower for shorter term debt securities and higher for longer-term debt securities. Duration is a reasonably accurate measure of a debt security’s price sensitivity to changes in interest rates and a common measure of interest rate risk. Duration measures a debt security’s expected life on a present value basis, taking into account the debt security’s yield, interest payments and final maturity. In general, duration represents the expected percentage change in the value of a security for an immediate 1% change in interest rates. For example, the price of a debt security with a three-year duration would be expected to drop by approximately 3% in response to a 1% increase in interest rates. Therefore, prices of debt securities with shorter durations tend to be less sensitive to interest rate changes than debt securities with longer durations. As the value of a debt security changes over time, so will its duration.

Clearing Broker Risk. The Fund’s investments in exchange-traded futures contracts expose it to the risks of a clearing broker (or a FCM). Under current regulations, a clearing broker or FCM maintains customers’ assets in a bulk segregated account. There is a risk that Fund assets deposited with the clearing broker to serve as margin may be used to satisfy the broker’s own obligations or the losses of the broker’s other clients. In the event of default, the Fund could experience lengthy delays in recovering some or all of its assets and may not see any recovery at all. Furthermore, the Fund is subject to the risk that no FCM is willing or able to clear the Fund’s transactions or maintain the Fund’s assets. If the Fund’s FCMs are unable or unwilling to clear the Fund’s transactions, or if the FCM refuses to maintain the Fund’s assets, the Fund will be unable to have its orders for Lightning Index Futures Contracts fulfilled or assets custodied. In such a circumstance, the performance of the Fund will likely deviate from the performance of changes in the Lightning Index and may result in the proportion of Lightning Index Futures Contracts in the Fund’s portfolio relative to the total assets of the Fund to decrease.

Non-Diversification Risk. The Fund is classified as a “non-diversified company” under the 1940 Act. As a result, the Fund is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by the diversification requirements imposed by the Code. The Fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly invested in certain issuers.

Risks Related to the Management of the Fund

Active Management Risk. The Fund is actively managed, and its performance reflects investment decisions that the Adviser makes for the Fund. Such judgments about the Fund’s investments may prove to be incorrect. If the investments selected and the strategies employed by the Fund fail to produce the intended results, the Fund could underperform as compared to other funds with similar investment objectives and/or strategies, or could have negative returns.

Frequent Trading Risk. The Fund regularly purchases and subsequently sells (i.e., “rolls”) individual futures contracts throughout the year so as to maintain a fully invested position. As the contracts near their expiration dates, the Fund rolls them over into new contracts. This frequent trading of contracts may increase the amount of commissions or mark-ups to broker-dealers that the Fund pays when it buys and sells contracts, which may detract from the Fund’s performance. High portfolio turnover may result in the Fund paying higher levels of transaction costs and may generate greater tax liabilities for shareholders. Frequent trading risk may cause the Fund’s performance to be less than expected.

Rebalancing Risk. If for any reason the Fund is unable to rebalance all or a portion of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund may be over- or under-exposed to the returns of the Lightning Index. Additionally, because the market for Lightning Index Futures Contracts is nascent and may be thinly traded, the Fund’s own trading activity, including purchases, sales, and rolling of contracts, could materially influence the prices of Lightning Index Futures Contracts. If the Fund represents a significant portion of the open interest or trading volume, its activity could move prices against it, resulting in higher costs and reduced returns. If other market participants anticipate the Fund’s trading patterns, they may engage in front-running or other anticipatory trading strategies that further increase the Fund’s transaction costs. The trading activity associated with such transactions will contribute to the existing trading volume on the underlying futures contracts and may adversely affect the market price of such underlying futures contracts.

Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or systems failures. The Fund and the Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

Valuation Risk. The Fund or the Subsidiary may hold securities or other assets that may be valued on the basis of factors other than market quotations. This may occur because the asset or security does not trade on a centralized exchange, or in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” assets or securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, there is no assurance that the Fund or the Subsidiary could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund or the Subsidiary would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund or the Subsidiary at that time. The Fund’s ability to value investments may be impacted by technological issues or errors by pricing services or other third-party service providers.

New Fund Risk. As of the date of this prospectus, the Fund has no operating history and currently has fewer assets than larger funds. Like other new funds, large inflows and outflows may impact the Fund’s market exposure for limited periods of time. This impact may be positive or negative, depending on the direction of market movement during the period effected.

Risks Related to Trading of Shares

Trading Issues Risk. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. The Fund may have difficulty maintaining its listing on the Exchange in the event the Fund’s assets are small, the Fund does not have enough shareholders, or if the Fund is unable to proceed with creation and/or redemption orders.

Authorized Participant Concentration Risk. Only an “authorized participant” or “AP” (i.e., broker-dealers and large institutional investors that have entered into participation agreement with the Fund) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that act as APs on an agency basis (i.e. on behalf of other market participants). To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem, in either of these cases, Shares may trade at a discount to the Fund’s net asset value and possibly face delisting.

Market Maker Risk. If the Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of Shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s net asset value and the price at which the Shares are trading on the Exchange, which could result in a decrease in value of the Shares. In addition, decisions by market makers or APs to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Shares trading at a discount to net asset value and also in greater than normal intra-day bid-ask spreads for Shares.

Premium/Discount Risk. The market price of the Fund’s Shares will generally fluctuate in accordance with changes in the Fund’s net asset value as well as the relative supply of and demand for Shares on the Exchange. The Fund’s market price may deviate from the value of the Fund’s underlying portfolio holdings, particularly in time of market stress, with the result that investors may pay more or receive less than the underlying value of the Shares bought or sold. The Adviser cannot predict whether Shares will trade below, at, or above their net asset value because the Shares trade on the Exchange at market prices and not at net asset value. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related, but not identical, to the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. However, given that Shares can only be purchased and redeemed in Creation Units, and only to and from broker-dealers and large institutional investors that have entered into participation agreements (unlike shares of closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset value), the Adviser believes that large discounts or premiums to the net asset value of Shares should not be sustained. In addition, because the Fund provides exposure to the statistical performance of a single professional sports team, demand for Shares may be influenced by fan loyalty, emotional attachment, and team-related sentiment rather than by rational assessments of the Fund’s expected risk-adjusted returns. These demand patterns could increase intraday volatility in Fund Shares, widen bid-ask spreads, and result in investors purchasing or selling Shares at prices that do not reflect the Fund’s underlying NAV. During stressed market conditions, the market for the Fund’s Shares may become less liquid in response to deteriorating liquidity in the market for the Fund’s underlying portfolio holdings, which could in turn lead to differences between the market price of the Fund’s Shares and their net asset value. This can be reflected as a spread between the bid and ask prices for the Fund quoted during the day or a premium or discount in the closing price from the Fund’s NAV.

Active Market Risk. Although the Shares are listed for trading on the Exchange, there can be no assurance that an active trading market for the Shares will develop or be maintained. Shares trade on the Exchange at market prices that may be below, at or above the Fund’s net asset value. Securities, including the Shares, are subject to market fluctuations and liquidity constraints that may be caused by such factors as economic, political, or regulatory developments, changes in interest rates, and/or perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments.

Cash Transaction Risk. Most ETFs generally make in-kind redemptions to avoid being taxed at the fund level on gains on the distributed portfolio securities. However, unlike most ETFs, the Fund currently intends to effect some or all redemptions for cash, rather than in-kind, because of the nature of the Fund’s investments. The Fund may be required to sell portfolio securities to obtain the cash needed to distribute redemption proceeds, which involves transaction costs that the Fund may not have incurred had it effected redemptions entirely in kind. These costs may include brokerage costs and/or taxable gains or losses, which may be imposed on the Fund and decrease the Fund’s NAV to the extent such costs are not offset by a transaction fee payable to an AP. If the Fund recognizes gain on these sales, this generally will cause the Fund to recognize gain it might not otherwise have recognized if it were to distribute portfolio securities in-kind, or to recognize such gain sooner than would otherwise be required. This may decrease the tax efficiency of the Fund compared to ETFs that utilize an in-kind redemption process, and there may be a substantial difference in the after-tax rate of return between the Fund and other ETFs.

Risks Related to Regulation, External Factors, and Federal Income Tax Consequences

Tax Risk. The Fund intends to elect and to qualify each year to be treated as a RIC under Subchapter M of the Code. As a RIC, the Fund will not be subject to U.S. federal income tax on the portion of its net investment income and net capital gain that it distributes to shareholders, provided that it satisfies certain requirements of the Code. If the Fund does not qualify as a RIC for any taxable year and certain relief provisions are not available, the Fund’s taxable income will be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed. Additionally, buying securities shortly before the record date for a taxable dividend or capital gain distribution is commonly known as “buying the dividend.” In the event a shareholder purchases Shares shortly before such a distribution, the entire distribution may be taxable to the shareholder even though a portion of the distribution effectively represents a return of the purchase price. To comply with the asset diversification test applicable to a RIC, the Fund will limit its investments in the Subsidiary to 25% of the Fund’s total assets at the end of each tax quarter. The investment strategy of the Fund will cause the Fund to hold substantially more than 25% of the Fund’s total assets in investments in the Subsidiary the majority of the time. The Fund intends to manage the exposure to the Subsidiary so that the Fund’s investments in the Subsidiary do not exceed 25% of the total assets at the end of any tax quarter. If the Fund’s investments in the Subsidiary were to exceed 25% of the Fund’s total assets at the end of a tax quarter, the Fund, generally, has a grace period to cure such lack of compliance. If the Fund fails to timely cure, it may no longer be eligible to be treated as a RIC.

Because Lightning Index Futures Contracts produce non-qualifying income for purposes of qualifying as a RIC, the Fund makes its investments in Lightning Index Futures Contracts through the Subsidiary. The Fund intends to treat any income it may derive from the futures contracts received by the Subsidiary as “qualifying income” under the provisions of the Code applicable to RICs. The IRS has issued PLRs provided to third parties not associated with the Fund or its affiliates (which only those parties may rely on as precedent) concluding that similar arrangements resulted in qualifying income. Many of such PLRs have now been revoked by the IRS. In March of 2019, the Internal Revenue Service published Regulations that concluded that income from a corporation similar to the Subsidiary would be qualifying income, if the income is related to the Fund’s business of investing in stocks or securities. Although the Regulations do not require distributions from the Subsidiary, the Fund intends to cause the Subsidiary to make distributions that would allow the Fund to make timely distributions to its shareholders. The Fund generally will be required to include in its own taxable income the income of the Subsidiary for a tax year, regardless of whether the Fund receives a distribution of the Subsidiary’s income in that tax year, and this income would nevertheless be subject to the distribution requirement for qualification as a RIC and would be taken into account for purposes of the 4% excise tax.

If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions.

Subsidiary Regulatory Investment Risk. Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary are organized, respectively, could result in the inability of the Fund to operate as intended and could negatively affect the Fund and its shareholders. The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. However, as the Subsidiary is wholly-owned by the Fund, and the investors of the Fund will have the investor protections of the 1940 Act, the Fund as a whole—including the Subsidiary—will provide investors with 1940 Act protections.

Commodity Regulatory Risk. The Fund’s use of commodity futures subject to regulation by the CFTC has caused the Fund to be classified as a “commodity pool” and this designation requires that the Fund comply with CFTC rules, which may impose additional regulatory requirements and compliance obligations. The Fund’s investment decisions may need to be modified, and commodity contract positions held by the Fund may have to be liquidated at disadvantageous times or prices, to avoid exceeding any applicable position limits established by the CFTC, potentially subjecting the Fund to substantial losses. The regulation of commodity transactions in the United States is subject to ongoing modification by government, self-regulatory and judicial action. The effect of any future regulatory change with respect to any aspect of the Fund is impossible to predict, but could be substantial and adverse to the Fund.

Regulatory Risk. The regulatory framework governing sports-linked financial instruments is evolving and subject to significant uncertainty. Lightning Index Futures Contracts are a novel instrument class for which there is limited regulatory precedent. The CFTC has broad discretionary authority to determine whether particular contracts are consistent with the public interest, including authority to disapprove or direct an exchange to delist contracts that the CFTC determines involve gaming, are unlawful, or otherwise run contrary to the purposes of the CEA. The CFTC has recently proposed amendments to its rules concerning event contracts, commonly referred to as prediction markets, to specify which contracts may be determined contrary to the public interest and therefore may not be listed for trading or accepted for clearing on or through a CFTC-regulated entity. The CFTC or the listing exchange could, at any time and without advance notice, impose new conditions, margin or position-limit requirements, reporting obligations, trading halts, settlement adjustments, or delisting actions. Any such changes could, among other things; (i) impair the Fund’s ability to establish, maintain, or close positions; (ii) require the Fund to liquidate positions at disadvantageous prices; (iii) alter the economic characteristics on which the Fund relies; or (iv) render the Fund’s principal investment strategy impractical. In addition, future legislative, judicial, or administrative developments could retroactively affect the permissibility, settlement mechanics, or availability of Lightning Index Futures Contracts. These developments may occur abruptly and may not provide mechanisms for investor recourse or for the orderly unwind of positions. There can be no assurance that the regulatory environment for sports-linked financial instruments will remain stable or favorable.

Cyber Security Risk. The Fund is susceptible to operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding, but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the Fund’s third-party service providers, such as its administrator, transfer agent, or custodian, as applicable, or issuers in which the Fund invests, can also subject the Fund to many of the same risks associated with direct cyber security breaches. While the Fund has established business continuity plans and risk management systems designed to reduce the risks associated with cyber security, there are inherent limitations in such plans and systems. Additionally, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third-party service providers.

Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, Lightning, tsunamis and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics (for example, the novel coronavirus COVID-19), have been and can be highly disruptive to economies and markets and have recently led, and may continue to lead, to increased market volatility and significant market losses. Such natural disaster and health crises could exacerbate political, social, and economic risks, and result in significant breakdowns, delays, shutdowns, social isolation, and other disruptions to important global, local and regional supply chains affected, with potential corresponding results on the operating performance of the Fund and its investments. A climate of uncertainty and panic, including the contagion of infectious viruses or diseases, may adversely affect global, regional, and local economies and reduce the availability of potential investment opportunities, and increases the difficulty of performing due diligence and modeling market conditions, potentially reducing the accuracy of financial projections. Under these circumstances, the Fund may have difficulty achieving its investment objectives which may adversely impact Fund performance. Further, such events can be highly disruptive to economies and markets, significantly disrupt the operations of individual companies (including, but not limited to, the Fund’s investment advisor, third party service providers, and counterparties), sectors, industries, markets, securities and commodity exchanges, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. These factors can cause substantial market volatility, exchange trading suspensions and closures, changes in the availability of and the margin requirements for certain instruments, and can impact the ability of the Fund to complete redemptions and otherwise affect Fund performance and Fund trading in the secondary market. A widespread crisis would also affect the global economy in ways that cannot necessarily be foreseen. How long such events will last and whether they will continue or recur cannot be predicted. Impacts from these could have a significant impact on the Fund’s performance, resulting in losses to your investment.

Performance

As of the date of this prospectus, the Fund has not yet commenced operations and therefore does not have a performance history. Once available, the Fund’s performance information will be accessible on the Fund’s website at www.volatilityshares.com and will provide some indication of the risks of investing in the Fund.

Management

Investment Adviser

Volatility Shares LLC

Portfolio Managers

The following persons serve as portfolio managers of the Fund.

•	Charles Lowery — Chief Investment Officer, Volatility Shares
•	Anand Desai — Head of Portfolio Management, Volatility Shares
•	Dustin Shidaker — Portfolio Manager, Volatility Shares

Each of the portfolio managers is primarily and jointly responsible for the day-to-day management of the Fund. Each of the Fund’s portfolio managers have served in such capacity since the Fund’s inception.

Purchase and Sale of Shares

The Fund issues and redeems Shares on a continuous basis, at NAV, only in large blocks of shares called “Creation Units.” Individual Shares may only be purchased and sold on the secondary market through a broker-dealer at a market price. Since Shares trade on securities exchanges in the secondary market at their market price rather than their NAV, the Shares may trade at a price greater than (premium) or less than (discount) the Fund’s NAV. An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). Recent information, including the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is available online at www.volatilityshares.com.

Tax Information

The Fund’s distributions will generally be taxable as ordinary income, returns of capital or capital gains. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser and Foreside Fund Services, LLC, the Fund’s distributor (the “Distributor”), may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Toronto Maple Leafs ETF

Investment Objective

The Toronto Maple Leafs ETF (the “Fund” or “[__]”) seeks to provide investment results, before fees and expenses, that correspond to the performance of futures contracts on the CME FSPI NHL Toronto Maple Leafs Index.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell Shares. Investors may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example set forth below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	[___]	%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses(1)	0.00%
Total Annual Fund Operating Expenses	[___]	%
(1)	“Other Expenses” are estimates based on the expenses the Fund expects to incur for the current fiscal year.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels. This example does not include the brokerage commissions that investors may pay to buy and sell Shares.

Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years
$[__]	$[___]

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. Because the Fund is new, portfolio turnover information is unavailable at this time.

Principal Investment Strategies

The Fund is an exchange-traded fund (“ETF”) that seeks to achieve its investment objective primarily through investments in futures contracts on the CME FSPI NHL Toronto Maple Leafs Index, which is a non-investable index (the “Maple Leafs Index”). The Maple Leafs Index is designed to systemically measure the cumulative team performance of the Toronto Maple Leafs only during games played over the regular and post-season. The Maple Leafs Index is a transparent, rules-based system using official league statistics, where positive actions add points and negative actions subtract points. The Maple Leafs Index is based on fifty-five statistical measures of performance and results of team games (wins, losses and ties) that results in continuous, live statistical values that underpin the value of the Maple Leafs Index which is calculated into a trackable and tradable number. The Maple Leafs Index is based solely on these statistical factors, and the performance of other professional hockey teams in the National Hockey League® (the “NHL”), or events outside of on-ice performance by the Toronto Maple Leafs, will not impact the value of the Maple Leafs Index.

The Maple Leafs Index has an initial standardized base value of 7,500 before the season and moves up or down based on officially reported statistics from each game, including real-time movement during regular season and postseason play. At the conclusion of the postseason, the Maple Leafs Index value resets to 7,500.

The Maple Leafs Index is maintained and calculated by FutureSports (the “Index Provider”). The Maple Leafs Index methodology is designed to align with the International Organization of Securities Commissions (“IOSCO”) Principles for Financial Benchmarks and supported by published governance, oversight and methodology change procedures. The NHL serves as the official data source for the Maple Leafs Index but does not participate in index determination or governance.

The Fund obtains exposure to the Maple Leafs Index by investments in futures contracts that reference the Maple Leafs Index and that trade on an exchange registered with the Commodity Futures Trading Commission (“Maple Leafs Index Futures Contracts”), and cash, cash-like instruments or high quality securities that serve as collateral to the Fund’s investments in Maple Leafs Index Futures Contracts (“Collateral Investments”).

Under normal circumstances, the Fund will invest at least 80% of the value of its net assets (plus borrowings for investment purposes) in Maple Leafs Index-Linked Instruments. For purposes of this policy, “Maple Leafs Index-Linked Instruments” means (i) Maple Leafs Index Futures Contracts; (ii) shares of other investment companies registered under the Investment Company Act of 1940 (the “1940 Act”) that invest in similar assets to those in which the Fund may invest (“Other Investment Companies”); (iii) exchange traded options on the Maple Leafs Index or shares of Other Investment Companies; and (iv) swap agreement transactions that reference Maple Leafs Index Futures Contracts, Other Investment Companies, or the Maple Leafs Index. Certain Maple Leafs Index-Linked Instruments, such as Other Investment Companies or options thereon, are currently unavailable for investment, though are expected to become available in the future.

The Fund expects to gain investment exposure to the Maple Leafs Index by investing a portion of its assets in a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”).

The Fund does not invest directly in prediction markets, event contracts or other instruments that provide exposure to individual sporting event or season-long outcomes or to investments that provide exposure to the financial performance of individual sports teams or leagues. Instead, the Fund seeks to benefit from increases in the price of Maple Leafs Index Futures Contracts.

The investment adviser to the Fund and the Subsidiary is Volatility Shares LLC (the “Adviser” or “Volatility Shares”). The Adviser oversees the Fund and implements the day-to-day portfolio management responsibilities for the Fund. In serving as investment adviser to the Fund, the Adviser does not conduct conventional investment research or analysis or forecast market movement or trends.

The Fund is classified as a “non-diversified company” under the 1940 Act. The Fund will not concentrate its investments in securities of issuers in any industry or group of industries, as the term “concentrate” is used in the 1940 Act, except that the Fund may invest more than 25% of its total assets in Maple Leafs Index-Linked Instruments.

The Toronto Maple Leafs

The Toronto Maple Leafs are a professional ice hockey team based in Toronto, Ontario, competing in the Atlantic Division of the NHL’s Eastern Conference. During the 2025–2026 season, the Maple Leafs finished last in the Atlantic Division, ranking 28th in standings points, 16th in goals for, 31st in goals against, and 29th in goal differential. The Maple Leafs were founded in 1917 as the Toronto Arenas. The Maple Leafs are currently owned by Maple Leaf Sports & Entertainment, with Rogers Communications holding a majority stake in the company. The team has won thirteen Stanley Cup championships, capturing titles in 1918, 1922, 1932, 1942, 1945, 1947, 1948, 1949, 1951, 1962, 1963, 1964, and 1967. Neither the Fund, the Trust, nor the Adviser is affiliated with the Toronto Maple Leafs.

Maple Leafs Index Futures Contracts

The Fund intends to typically enter into cash-settled Maple Leafs Index Futures Contracts as the “buyer,” except as detailed below.

In simplest terms, in a cash-settled futures market the counterparty pays cash to the buyer if the price of a futures contract goes up, and buyer pays cash to the counterparty if the price of the futures contract goes down. In order to maintain its exposure to the Maple Leafs Index, the Fund intends to exit its futures contracts as they near expiration and replace them with new futures contracts with a later expiration date. Futures contracts with a longer term to expiration may be priced higher than futures contracts with a shorter term to expiration, a relationship called “contango”. When rolling futures contracts that are in contango the Fund will close its long position by selling the shorter-term contract at a relatively lower price and buying a longer-dated contract at a relatively higher price. The presence of contango will adversely affect the performance of the Fund. Conversely, futures contracts with a longer term to expiration may be priced lower than futures contracts with a shorter term to expiration, a relationship called “backwardation”. When rolling long futures contracts that are in backwardation, the Fund will close its long position by selling the shorter-term contract at a relatively higher price and buying a longer-dated contract at a relatively lower price. The presence of backwardation may positively affect the performance of the Fund. Further, the returns of the Maple Leafs Index Futures Contracts may differ from that of the Maple Leafs Index due to the divergence in prices or the costs associated with investing in futures contracts, which may negatively impact the Fund’s returns.

The Fund invests in Maple Leafs Index Futures Contracts indirectly via the Subsidiary. The Subsidiary and the Fund will have the same investment adviser and investment objective. The Subsidiary will also follow the same general investment policies and restrictions as the Fund. Except as noted herein, for purposes of this Prospectus, references to the Fund’s investment strategies and risks include those of the Subsidiary. The Fund complies with the provisions of the 1940 Act governing investment policies and capital structure and leverage on an aggregate basis with the Subsidiary. Furthermore, the Adviser, as the investment adviser to the Subsidiary, complies with the provisions of the 1940 Act relating to investment advisory contracts as it relates to its advisory agreement with the Subsidiary. The Subsidiary also complies with the provisions of the 1940 Act relating to affiliated transactions and custody. Because the Fund intends to qualify for treatment as a regulated investment company (a “RIC”) under the Internal Revenue Code of 1986 (the “Code”), the size of the Fund’s investment in the Subsidiary will not exceed 25% of the Fund’s total assets at or around each quarter end of the Fund’s fiscal year. In order to qualify as a RIC, the Fund will have to reduce its exposure to its Subsidiary on or around the end of each of the Fund’s fiscal quarter ends. The Fund expects to reduce its exposure to its Subsidiary during these periods by investing in certain other investments as described below. During these periods, the Fund may not achieve its investment objective. At other times of the year, the Fund’s investments in the Subsidiary will significantly exceed 25% of the Fund’s total assets. The Subsidiary’s custodian is U.S. Bank, N.A.

If circumstances occur where market prices for Maple Leafs Index Futures Contracts were not readily available, the Fund would fair value its Maple Leafs Index Futures Contracts in accordance with its pricing and valuation policy and procedures for fair value determinations. Pursuant to those policies and procedures, the Adviser would consider various factors, such as pricing history; market levels prior to price limits or halts; and supply, demand, and open interest in Maple Leafs Index Futures Contracts, among other factors. The Adviser would document its proposed pricing and methodology, detailing the factors that entered into the valuation.

Collateral Investments

The Fund will also invest its assets in Collateral Investments. The Collateral Investments may consist of high-quality securities, which include: (1) U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury; (2) investment companies registered under the 1940 Act that invest in high-quality securities; and/or (3) corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by businesses that are rated investment grade or determined by the Adviser to be of comparable quality. For these purposes, “investment grade” is defined as investments with a rating at the time of purchase in one of the four highest categories of at least one nationally recognized statistical rating organization (e.g., BBB- or higher from S&P Global Ratings or Baa3 or higher from Moody’s Investors Service, Inc.).

The Collateral Investments are designed to provide liquidity, serve as margin, or otherwise collateralize the Subsidiary’s investments in Maple Leafs Index-Linked Instruments. The Fund expects that it will primarily invest its assets, and that the Subsidiary will primarily invest its assets, in Collateral Investments that are “securities,” as such term is defined under the 1940 Act.

Other Investments

In order to help the Fund maintain exposure to the Maple Leafs Index, maintain its tax status as a RIC on days in and around quarter-end, help the Fund maintain its desired exposure to Maple Leafs Index Futures Contracts when it is approaching or has exceeded position limits or accountability levels, or because of liquidity or other constraints, the Fund may invest in the following:

Reverse Repurchase Agreements

The Fund may invest in reverse repurchase agreements which are a form of borrowing in which the Fund sells portfolio securities to financial institutions and agrees to repurchase them at a mutually agreed-upon date and price that is higher than the original sale price, and use the proceeds for investment purchases.

As a result of the Fund repurchasing the securities at a higher price, the Fund will lose money by engaging in reverse repurchase agreement transactions.

As noted above, because the Fund intends to qualify for treatment as a RIC under the Code, the size of the Fund’s investment in the Subsidiary will not exceed 25% of the Fund’s total assets at or around each quarter end of the Fund’s fiscal year (the “Asset Diversification Test”). At other times of the year, the Fund’s investments in the Subsidiary will significantly exceed 25% of the Fund’s total (or gross) assets.

When the Fund seeks to reduce its total assets exposure to the Subsidiary, it may use the short-term Treasury Bills it owns (and purchase additional Treasury Bills as needed) to transact in reverse repurchase agreement transactions, which are ostensibly loans to the Fund. Those loans will increase the gross assets of the Fund, which the Adviser expects will allow the Fund to meet the Asset Diversification Test. When the Fund enters into a reverse repurchase agreement, it will either (i) be consistent with Section 18 of the 1940 Act and maintain asset coverage of at least 300% of the value of the reverse repurchase agreement; or (ii) treat the reverse repurchase agreement transactions as derivative transactions for purposes of Rule 18f-4 under the 1940 Act (“Rule 18f-4”), including as applicable, the value-at-risk based limit on leverage risk.

Other Investment Companies

The Fund may invest in shares of Other Investment Companies, that is, shares of investment companies registered under the 1940 Act that invest in similar assets to those in which the Fund may invest.

Exchange-traded option contracts on shares of Other Investment Companies.

The Fund may invest in exchange-listed option contracts on shares of Other Investment Companies, which invest in similar assets to those in which the Fund may invest. An option is a contract that gives the purchaser of the option, in return for the premium paid, the right to buy shares of an investment company, from the writer of the option (in the case of a call option), or to sell shares of the investment company to the writer of the option (in the case of a put option) at a designated price during the term of the option. The premium paid by the buyer of an option will reflect, among other things, the relationship of the exercise price to the market price and the volatility of the shares of the investment company, the remaining term of the option, supply, demand, interest rates and/or currency exchange rates. The Fund may utilize “American” style options or “European” style options. American style options are exercisable on any date prior to the expiration date of the option contract. In contrast, European style options are exercisable only on the expiration date of the option contract.

Swaps that reference Maple Leafs Index Futures Contracts, Other Investment Companies, or the Maple Leafs Index.

Swap contracts are transactions entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a swap transaction, the Fund and a counterparty will agree to exchange or “swap” payments based on the change in value of an underlying asset or benchmark. For example, the two parties may agree to exchange the return (or differentials in rates of returns) earned or realized on a particular investment or instrument. In the case of the Fund, the reference asset can be Maple Leafs Index Futures Contracts, Other Investment Companies or the Maple Leafs Index.

Principal Risks

As with all investments, there are certain risks of investing in the Fund. Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective. An investment in the Fund does not represent a complete investment program. An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, the Adviser or any of their affiliates. You should consider carefully the following risks before investing in the Fund.

Each risk noted below is considered a principal risk of investing in the Fund, regardless of the order in which it appears. The significance of each risk factor below may change over time and you should review each risk factor carefully.

Risks Specific to the Fund’s Investments

Investment Strategy Risk. The Fund, through the Subsidiary, invests primarily in Maple Leafs Index Futures Contracts. The Fund does not invest directly in prediction markets, event contracts or other instruments that provide exposure to individual sporting event or season-long outcomes or to investments that provide exposure to the financial performance of individual sports teams or leagues. Instead, the Fund seeks to benefit from increases in the price of Maple Leafs Index Futures Contracts. The price of Maple Leafs Index Futures Contracts may not be an accurate measure of the Maple Leafs Index. Consequently, the Fund may perform differently from the performance of the Maple Leafs Index. There can be no guarantee that the performance of Maple Leafs Index Futures Contracts will be highly correlated to the performance of the Maple Leafs Index. Transaction costs (including the costs associated with futures investing), position limits, the availability of counterparties and other factors may impact the cost and pricing of Maple Leafs Index Futures Contracts and decrease the correlation between the performance of Maple Leafs Index Futures Contracts and the Maple Leafs Index, over short- or long-term periods. In addition, the performance of back-month Maple Leafs Index Futures Contracts is likely to differ more significantly from the performance of the Maple Leafs Index. To the extent the Fund is invested in back-month Maple Leafs Index Futures Contracts, the performance of the Fund should be expected to deviate more significantly from the performance of the Maple Leafs Index. Moreover, because the Maple Leafs Index is uninvestable, the Fund can only gain exposure through futures contracts and other derivatives, and differences between the prices of those instruments and the levels of the Maple Leafs Index may result in the Fund experiencing larger losses or smaller gains than would be implied by changes in the Maple Leafs Index alone.

Sports Performance Risk. The Fund’s investment strategy is inherently speculative. The value of Maple Leafs Index Futures Contracts is derived from the statistical performance of a single professional sports team as measured by the Maple Leafs Index. Successfully investing in Maple Leafs Index Futures Contracts requires that the team tracked by the index performs well statistically over the course of a season, an outcome that is inherently uncertain and subject to numerous unpredictable variables, including player health, competitive dynamics, coaching decisions, and random variation in athletic performance. The Maple Leafs Index may decline in value, and there can be no assurance that the team tracked by the index will perform at or above the levels implied by the prices of Maple Leafs Index Futures Contracts at the time the Fund obtains exposure.

On-Ice Performance and Competitive Results Risk. The Fund’s investment performance is linked to the on-ice statistical performance of a single NHL team during the regular season and, if applicable, the playoffs. The prices of Maple Leafs Index Futures Contracts are expected to rise when the team performs well statistically and to fall when the team performs poorly. Competitive results in professional hockey are inherently unpredictable and can be influenced by factors entirely outside the team’s control, including the performance of opposing teams, referee calls, random puck bounces, weather affecting travel, and in-game injuries. A team may enter a season with high expectations based on roster strength, coaching hires, or offseason acquisitions, only to underperform due to chemistry issues, unexpected injuries to key players, player slumps, or tactical mismatches against divisional opponents. The NHL season extends over several months and includes 82 regular season games per team, during which even a strong team may experience prolonged losing streaks that cause material declines in the Maple Leafs Index. If the team fails to make the playoffs, the Fund will not benefit from any potential uplift in index value that could accompany postseason success. Conversely, early playoff elimination could cause sharp declines in futures prices if the market had priced in deeper postseason performance. Because the Fund is concentrated in a single NHL team, there is no opportunity to offset poor on-ice performance by gaining exposure to a stronger team or a different sport.

Maple Leafs Index Investing Risk. The Fund is indirectly exposed to the risks of the Maple Leafs Index through its investments in Maple Leafs Index Futures Contracts and other Maple Leafs Index-Linked Instruments. The Fund does not invest in the Maple Leafs Index, which is an uninvestable index. The performance of the Maple Leafs Index will be very different from a portfolio of Maple Leafs Index Futures Contracts.

The Maple Leafs Index moves up or down based on officially reported statistics from every game, match, or event throughout the regular season and postseason. Positive statistical actions (e.g., goals scored, points earned) add value to the index, while negative actions (e.g., opponent scoring, penalties or setbacks) subtract value. Poor statistical performance by the Toronto Maple Leafs could have a significant negative impact on the level of the Maple Leafs Index and therefore the value of the Fund. In addition, unlike instruments that are based on tradable reference assets, the Maple Leafs Index Futures Contracts and Maple Leafs Index-Linked Instruments are tied to an index that is not directly investable and, thus, have settlement prices based on the calculation of that index, not the price of a tradable asset.

Concentrated Single-Team Exposure Risk. The Fund’s investment strategy results in concentrated exposure to a single professional sports team’s statistical performance (i.e., the Toronto Maple Leafs) as measured by an index. Unlike diversified funds that spread risk across multiple asset classes, sectors, or issuers, the Fund’s performance is primarily driven by the statistical output of one team over the course of a season. As a result, the Fund is more susceptible to risks affecting that team, including player injuries, suspensions, trades, retirements, coaching changes, front-office turnover, league sanctions, labor disputes, lockouts, or other events that directly or indirectly influence the team’s on-ice statistical performance. This degree of concentration will likely increase volatility in the Fund’s NAV, heighten the likelihood of significant losses over short periods, and cause the Fund’s returns to diverge substantially from those of more diversified investments. Additionally, because the Fund is concentrated in a single team, it is inherently concentrated in a single professional sports league. This subjects the Fund to league-specific risks, including league-wide labor disputes, broad scandal, changes to the structure or rules of the league, or events that cause the cancellation or suspension of games. The Fund has no ability to rotate exposure into a different team, sport, or league in response to adverse developments affecting the team to which it has exposure.

Insider Trading and Information Asymmetry Risk. Unlike securities markets, which are governed by well-established insider trading prohibitions under the Securities Exchange Act of 1934, the legal framework governing trading on the basis of material, non-public information in the context of commodity futures is less developed. While the CFTC has broad anti-manipulation and anti-fraud authority under the Commodity Exchange Act (“CEA”), specific rules and judicial precedent addressing what constitutes improper trading on non-public information in the context of sports-linked futures remain nascent. Certain individuals may possess material, non-public information that could affect the statistical performance of the Maple Leafs Index and, consequently, the prices of Maple Leafs Index Futures Contracts. Such individuals may include, without limitation, team coaches, players, trainers, team medical staff, front office personnel, referees, officials, league personnel, or sports data providers. For example, undisclosed injuries to key players or undisclosed lineup changes could materially affect the level of the Maple Leafs Index. Such persons could trade Maple Leafs Index Futures Contracts or Fund Shares to profit from their informational advantage prior to public disclosure. There is no guarantee that exchanges, the CME, or the CFTC will successfully detect and prevent such trading, and the Fund has no means of preventing such individuals from purchasing or selling Fund Shares. The participation of informed insiders in the market for Maple Leafs Index Futures Contracts can create adverse selection for other market participants and distort market prices. Because the Fund is concentrated in a single team, the impact of insider trading on the Fund may be more pronounced than in markets with broader diversification.

League Credibility and Sports Integrity Risk. The Maple Leafs Index is calculated based on official league statistics derived from the games of a single professional sports team, and the integrity of those games is fundamental to the reliability of the index. Efforts to interfere with the team’s games, including match-fixing, point-shaving, or referee manipulation, could materially affect the statistical data upon which the Maple Leafs Index is based, create significant uncertainty regarding index levels, and cause pronounced price volatility in Maple Leafs Index Futures Contracts. Confirmed or suspected game interference may also prompt legislative or regulatory responses, including restrictions on sports-linked financial products or emergency rulemaking by the CFTC, that could restrict the listing or trading of Maple Leafs Index Futures Contracts. Even widely publicized allegations of interference, absent actual misconduct, could undermine market confidence in the Maple Leafs Index and the futures contracts that reference it.

Gaming and State Regulatory Litigation Risk. Exchanges that list sports-linked financial instruments, including Maple Leafs Index Futures Contracts, may be subject to legal challenges brought by state attorneys general, state gaming commissions, and other state-level actors asserting that such instruments constitute regulated gambling or gaming activity under state law, notwithstanding that such contracts are listed on a CFTC-regulated exchange. Such proceedings may assert that the listing of sports-linked contracts violates state gaming statutes, requires state gaming or sports wagering licenses, or constitutes an illegal gambling enterprise. These exchanges, and the CFTC in certain court filings, have asserted that the CEA and the CFTC’s exclusive jurisdiction over CFTC-regulated exchanges preempts state gaming regulations. There is no assurance that federal courts will rule in favor of federal preemption, and resolution may require years of litigation and potentially appellate review. An adverse ruling could result in the suspension or cessation of trading in Maple Leafs Index Futures Contracts, material operational restrictions, significant financial penalties, or the effective loss of the ability to list sports-linked futures. Any of these outcomes could materially and adversely affect the Fund’s ability to achieve its investment objective and could result in significant losses.

Platform and Distribution Restriction Risk. Broker-dealers, registered investment adviser platforms, wirehouses, and other financial intermediaries may refuse to list, recommend, or permit purchases of Fund Shares through their platforms due to the Fund’s association with sports performance outcomes and the perception that such products are akin to sports wagering, regardless of the Fund’s legal status as a registered investment company under the 1940 Act. Certain intermediaries may permit only unsolicited purchases, prohibit financial advisers from recommending the Fund, or exclude the Fund from model portfolios entirely. These restrictions could limit the Fund’s accessible investor base, constrain assets under management, reduce secondary market liquidity, widen bid-ask spreads, and increase the likelihood that Fund Shares will trade at significant premiums or discounts to net asset value. Even if an intermediary initially permits distribution, it may subsequently restrict access in response to adverse regulatory developments, reputational concerns, or changes in compliance policies. If a significant number of intermediaries refuse to distribute Fund Shares, the Fund may be unable to achieve sufficient scale, which could increase the Fund’s expense ratio, reduce trading volume, and impair the Fund’s ability to operate effectively.

Novel Market Risk. Maple Leafs Index Futures Contracts are a novel asset class with limited trading history. The market may not develop the depth, liquidity, or trading efficiency associated with more established futures markets, and its pricing may be influenced by factors unrelated to fundamental assessments of team performance, including speculative activity, behavioral biases, regulatory headlines, or concentrated participation by a limited number of traders. There is limited historical data on which to base expectations regarding future price behavior, volatility patterns, or the costs associated with maintaining exposure, and traditional risk metrics may not accurately capture the risks of investing in this market. There can be no assurance that the market for Maple Leafs Index Futures Contracts will achieve or sustain the level of participation, liquidity, and price discovery necessary for the Fund to effectively pursue its investment objective.

Limited Price Discovery and Market Depth Risk. Because Maple Leafs Index Futures Contracts are a newly created instrument class, the market may lack the depth, breadth, and participation necessary for reliable price discovery. Traditional commodity futures markets benefit from decades of participation by commercial hedgers, speculators, and arbitrageurs whose activities contribute to efficient pricing. The market for Maple Leafs Index Futures Contracts is expected to have few, if any, natural commercial hedgers, and may be dominated by retail speculators, algorithmic traders, or a small number of institutional participants. This concentrated participation could result in prices that do not accurately reflect fair value, wider bid-ask spreads, and elevated intraday price volatility. In thin markets, even modest order flow from the Fund could move prices against the Fund, increasing transaction costs and reducing returns. There can be no assurance that the market for Maple Leafs Index Futures Contracts will develop sufficient liquidity over time, and the Fund may be unable to establish or exit positions at prices the Fund considers favorable.

Seasonality and Offseason Risk. The Maple Leafs Index resets to a standardized base value prior to the start of each sports season and has a defined life cycle that ends following the postseason. Because the Fund tracks a single team in a single sport, the Fund is tied to that sport’s competitive calendar and has no ability to diversify across sports or rotate into a sport that is in-season when the team’s sport is not. During the playing season, the Maple Leafs Index moves in real-time based on officially reported game statistics, and the prices of Maple Leafs Index Futures Contracts are expected to reflect both the current index level and market expectations regarding future team performance. During the offseason, however, the Maple Leafs Index will not move because no games are being played, and the Fund’s exposure to Maple Leafs Index Futures Contracts will behave differently than during the playing season. The Fund anticipates maintaining exposure to Maple Leafs Index Futures Contracts during the offseason. Although the underlying index will be static during this period, the prices of Maple Leafs Index Futures Contracts may still fluctuate based on market expectations regarding the team’s prospects for the upcoming season, including coaching changes, player trades, draft picks, free agent signings, injury recovery timelines, training camp developments, and other factors that affect the market’s assessment of the team’s likely statistical performance. However, because the index itself is not moving during the offseason, the magnitude of futures price movements may be reduced relative to the playing season, and the relationship between futures prices and the underlying index level may be less predictable. There can be no assurance that the Fund’s offseason futures holdings will appreciate in value, and the Fund may experience losses during the offseason if market sentiment regarding the team’s upcoming season deteriorates. In addition, there can be no assurance that Maple Leafs Index Futures Contracts will be available in sufficient volume or at favorable pricing during the offseason or at the start of a new season.

League Discontinuation, Lockout, or Strike Risk. The Fund’s ability to invest in Maple Leafs Index Futures Contracts depends on the continued operation of the NHL and the playing of scheduled games. Labor disputes between the NHL and its players’ union could result in a lockout or strike that suspends or cancels all or a significant portion of a season. The NHL has previously experienced work stoppages, including a full-season cancellation in 2004-2005. During any such period, no games would be played, the Maple Leafs Index would not generate data, and trading in Maple Leafs Index Futures Contracts could be suspended or severely impaired. The Fund would be unable to pursue its investment strategy during such a period, may be forced to liquidate positions at disadvantageous prices, and could experience substantial losses. Even after a labor dispute is resolved, the shortened or restructured season could materially change the statistical patterns underlying the index methodology. In addition, force majeure events such as a pandemic, natural disaster, or other circumstances beyond the control of the league could cause widespread game cancellations or delays. There can be no assurance that the league will not experience a work stoppage or other extended interruption during the Fund’s investment period, or that the Fund will be able to recover any losses incurred as a result of such events.

Index Provider and Data Dependency Risk. The Maple Leafs Index is maintained and calculated by a single Index Provider, FutureSports. If the Index Provider were to experience operational failures, cease operations, lose its data feed from the applicable sports league, experience a cybersecurity breach, or otherwise become unable to calculate the Maple Leafs Index, Maple Leafs Index Futures Contracts may have no reliable reference value, which could materially and adversely affect the value of the Fund. In addition, the Maple Leafs Index is calculated solely on the basis of officially reported statistics from a single sports league. The league serves as the data source but does not participate in index determination or governance. If the league were to report incorrect statistics, issue post-game corrections, change how it reports or categorizes statistics, delay reporting, or discontinue the provision of data to the Index Provider, the settlement prices of Maple Leafs Index Futures Contracts could be based on erroneous or incomplete data. Furthermore, the Index Provider controls the methodology by which official statistics are translated into index points. If the Index Provider amends or discontinues its methodology, the behavior of the Maple Leafs Index could change materially and the futures market may not immediately price in such changes. The Maple Leafs Index is calculated in real-time while games are being played, which introduces latency, data-feed, and computational risks that differ from those associated with traditional financial indexes.

Trading Hours and Sporting Event Timing Risk. NHL games may occur during evening hours, on weekends, and on holidays when the Exchange is closed and when the market for Maple Leafs Index Futures Contracts may have limited or no trading activity. Because the Maple Leafs Index moves in real-time while games are being played, material index movements may occur during periods when investors are unable to buy or sell Shares or when Maple Leafs Index Futures Contracts are not actively trading. As a result, the opening price of Shares and the prices of Maple Leafs Index Futures Contracts on the next trading session may differ significantly from the prior session’s closing prices, potentially resulting in large gaps at the open. Shareholders may not be able to sell their Shares until after such a gap has been fully realized, resulting in an inability to mitigate losses in a declining market.

Futures Contracts Risk. Risks of futures contracts include: (i) an imperfect correlation between the value of the futures contract and the underlying asset; (ii) possible lack of a liquid secondary market; (iii) the inability to close a futures contract when desired; (iv) losses caused by unanticipated market movements, which may be unlimited; (v) an obligation for the Fund to make daily cash payments to maintain its required margin, particularly at times when the Fund may have insufficient cash; and (vi) unfavorable execution prices from rapid selling. Unlike equities, which typically entitle the holder to a continuing stake in a corporation, futures contracts normally specify a certain date for settlement in cash based on the reference asset. As the futures contracts approach expiration, they may be replaced by similar contracts that have a later expiration. This process is referred to as “rolling.” If the market for these contracts is in “contango,” meaning that the prices of futures contracts in the nearer months are lower than the price of contracts in the distant months, the sale of the near-term month contract would be at a lower price than the longer-term contract, resulting in a cost to “roll” the futures contract. The actual realization of a potential roll cost will be dependent upon the difference in price of the near and distant contract. Because the margin requirement for futures contracts is less than the value of the assets underlying the futures contract, futures trading involves a degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 40% of the value of the futures contract is deposited as margin, a subsequent 20% decrease in the value of the futures contract would result in a loss of half of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A decrease in excess of 40% would result in a loss exceeding the original margin deposit, if the futures contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount initially invested in the futures contract. However, the Fund would presumably have sustained comparable losses if, instead of investing in the futures contract, it had invested in the underlying financial instrument and sold it after the decline. Further, if the market for Maple Leafs Index Futures Contracts is in a period of contango, if the performance of the Maple Leafs Index and the price of Maple Leafs Index Futures Contracts were to decline, the Fund would experience the negative impact of contango. The impact of backwardation or contango may lead to the returns of the Fund to vary significantly from the total return of other price references. Additionally, in the event of a prolonged period of contango, and absent the impact of rising or falling pricing in the Maple Leafs Index, this could have a significant negative impact on the Fund’s NAV and total return.

Position Limits and Price Limits

The CFTC and various exchanges on which Maple Leafs Index Futures Contracts trade have established position limits and price limits for Maple Leafs Index Futures Contracts. Position limit regulation and price limit regulation serve distinct purposes and are regulated differently.

Position limits are designed to prevent excessive speculation that could cause sudden or unreasonable fluctuations in the price of a commodity. They limit the maximum number of contracts a person or entity can hold in a particular commodity.

Price limits are mechanisms to maintain orderly markets by restricting the price range within which futures contracts can trade during a trading session. They prevent extreme price movements that could disrupt market stability. Price limits are typically set as a percentage of the previous day's settlement price. When price limits are hit, trading may be halted or expanded depending on the product and regulatory rules. Unlike position limits, price limits do not restrict the number of contracts a trader can hold but rather the price at which those contracts can be traded. When a price limit is hit, the market for Maple Leafs Index Futures Contracts may temporarily halt until price limits can be expanded or trading may be stopped for the day.

If the Fund is unable to buy or sell Maple Leafs Index Futures Contracts as a result of position limits being hit or price limits that result in a halted or closed market—or for other reasons including limited liquidity in the market for Maple Leafs Index Futures Contracts, a disruption to the market for Maple Leafs Index Futures Contracts, or as a result of margin requirements, accountability levels, or other limitations imposed by the Fund’s futures commission merchants (“FCMs”), the listing exchanges, or the CFTC—the Adviser would take such action as it believes appropriate and in the best interest of the Fund in consideration of the facts and circumstances at such time, including: (i) investing in Maple Leafs Index-Linked Instruments that are not Maple Leafs Index Futures Contracts; (ii) requiring that authorized participants purchase and redeem in large blocks of shares called “Creation Units” through an exchange for related position (EFRP) method rather than in cash; (iii) applying increased authorized participant variable transaction fees for purchases or redemptions of Creation Units made in cash; or (iv) de-levering the Fund, relative to its investment objective, by an amount reflecting prevailing price limits. In addition, the Fund generally may suspend the issuance of Creation Units only for a limited time and only due to extraordinary circumstances, such as when the markets on which the ETF’s portfolio holdings are traded are closed for a limited period of time; that is to say, when the Fund is unable to increase its exposure to underlying assets.

Cost of Futures Investment Risk. When a Maple Leafs Index Futures Contract is nearing expiration, the Fund will generally sell it and use the proceeds to buy a Maple Leafs Index Futures Contract with a later expiration date. This is commonly referred to as “rolling”.

If the Fund rolls Maple Leafs Index Futures Contracts that are in contango, the Fund would sell a lower priced, expiring contract and purchase a higher priced, longer-dated contract. The price difference between the expiring contract and longer-dated contract associated with rolling Maple Leafs Index Futures Contracts is typically substantially higher than the price difference associated with rolling other futures contracts. Contango in the market for Maple Leafs Index Futures Contracts may have a significant adverse impact on the performance of the Fund and may cause Maple Leafs Index Futures Contracts and the Fund to underperform the Maple Leafs Index. Both contango and backwardation would reduce the Fund’s correlation to the Maple Leafs Index and may limit or prevent the Fund from achieving its investment objective. The impact of both contango and backwardation may also be greater to the extent the Fund invests in back-month Maple Leafs Index Futures Contracts.

Investment Capacity Risk. If the Fund’s ability to obtain exposure to Maple Leafs Index Futures Contracts consistent with its investment objective is disrupted for any reason, including but not limited to, limited liquidity in the market for Maple Leafs Index Futures Contracts, a disruption to the market for Maple Leafs Index Futures Contracts, or as a result of margin requirements or position limits imposed by the Fund’s FCMs, the CME, or the CFTC, and the Fund could not otherwise meet its investment objective through the use of other investments discussed above, the Fund would not be able to achieve its investment objective and may experience significant losses.

Liquidity Risk. The market for the Maple Leafs Index Futures Contracts may be subject to periods of illiquidity. During such times it may be difficult or impossible to buy or sell a position at the desired price. Market disruptions or volatility can also make it difficult to find a counterparty willing to transact at a reasonable price and sufficient size. Illiquid markets may cause losses, which could be significant. Large positions also increase the risk of illiquidity, which may make the Fund’s positions more difficult to liquidate, and increase the losses incurred while trying to do so.

Derivatives Risk. In addition to Maple Leafs Index Futures Contracts, the Fund may obtain exposure through the following other derivatives: (1) exchange traded options on Other Investment Companies and/or (2) swap agreement transactions that reference Maple Leafs Index Futures Contracts, Other Investment Companies, or the Maple Leafs Index.

Investing in derivatives may be considered aggressive and may expose the Fund to risks different from, or possibly greater than, the risks associated with investing directly in the reference asset(s) underlying the derivative (e.g., the securities or commodities contained in the Fund). The use of derivatives may result in larger losses or smaller gains than directly investing in securities or commodities. The risks of using derivatives include: (1) the risk that there may be imperfect correlation between the price of the financial instruments and movements in the prices of the reference asset(s); (2) the risk that an instrument is mispriced; (3) credit or counterparty risk on the amount a Fund expects to receive from a counterparty; (4) the risk that securities prices, interest rates and currency markets will move adversely and a Fund will incur significant losses; (5) the risk that the cost of holding a financial instrument might exceed its total return; and (6) the possible absence of a liquid secondary market for a particular instrument and possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to adjust a Fund’s position in a particular instrument when desired. Each of these factors may prevent a Fund from achieving its investment objective and may increase the volatility (i.e., fluctuations) of the Fund’s returns. Because derivatives often require limited initial investment, the use of derivatives also may expose a Fund to losses in excess of those amounts initially invested.

The performance of any Maple Leafs Index-Linked Instrument may not track the performance of its underlying benchmark due to embedded costs and other factors. Thus, to the extent the Fund invests in swaps that use a Maple Leafs Index-Linked Instrument as the reference asset, the Fund may be subject to greater correlation risk and may not achieve as high a degree of correlation with its investment objective than if the Fund only used Maple Leafs Index Futures Contracts.

Swap Agreements Risk. The Fund may enter into cash-settled swaps and other derivatives to gain exposure to an underlying asset without actually purchasing such asset. Swaps are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on a particular pre-determined interest rate, commodity, security, indexes, or other assets or measurable indicators. The primary risks associated with the use of swaps are mispricing or improper valuation, imperfect correlation between movements in the notional amount and the price of the underlying investments, and the failure of a counterparty to perform. If a counterparty’s creditworthiness for an over-the-counter swap declines, the value of the swap would likely decline. Moreover, there is no guarantee that the Fund could eliminate its exposure under an outstanding swap by entering into an offsetting swap with the same or another party. In addition, the Fund may use a combination of swaps on an underlying index.

Options Risk. The Fund may purchase exchange-traded options that reference shares of Other Investment Companies. Transactions in options generally require less capital than equivalent stock transactions. They may return smaller dollar figures but a potentially greater percentage of the investment than equivalent stock transactions. The potential profit is limited to the premium received for the contract. The potential loss can be unlimited. While leverage means the percentage returns can be significant, the amount of cash required is smaller than equivalent stock transactions. It is possible to lose the entire principal invested, and sometimes more. As an options holder, a Fund risks the entire amount of the premium it pays. But as an options writer, it takes on a much higher level of risk. For example, if the Fund writes an uncovered call, it faces unlimited potential loss, since there is no cap on how high a stock price can rise. When buying options, a Fund risks losing the premium paid, plus commissions and fees.

Reverse Repurchase Agreements Risk. The Fund may invest in reverse repurchase agreements. Reverse repurchase agreements are transactions in which the Fund sells portfolio securities to financial institutions such as banks and broker-dealers, and agrees to repurchase them at a mutually agreed-upon date and price which is higher than the original sale price. Reverse repurchase agreements are a form of leverage and the use of reverse repurchase agreements by the Fund may increase the Fund’s volatility. The Fund incurs costs, including interest expenses, in connection with the opening and closing of reverse repurchase agreements that will be borne by the shareholders.

Reverse repurchase agreements are also subject to the risk that the other party to the reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Fund. In situations where the Fund is required to post collateral with a counterparty, the counterparty may fail to segregate the collateral or may commingle the collateral with the counterparty’s own assets. As a result, in the event of the counterparty’s bankruptcy or insolvency, the Fund’s collateral may be subject to the conflicting claims of the counterparty’s creditors, and the Fund may be exposed to the risk of a court treating the Fund as a general unsecured creditor of the counterparty, rather than as the owner of the collateral. There can be no assurance that a counterparty will not default and that the Fund will not sustain a loss on a transaction as a result.

Reverse repurchase agreements also involve the risk that the market value of the securities sold by the Fund may decline below the price at which it is obligated to repurchase the securities. In addition, when the Fund invests the proceeds it receives in a reverse repurchase transaction, there is a risk that those investments may decline in value. In this circumstance, the Fund could be required to sell other investments in order to meet its obligations to repurchase the securities.

Risks Related to Investing in Other Investment Companies. The Fund may invest in long or short positions in Other Investment Companies (i.e., investment companies registered under the 1940 Act that invest in similar assets to those in which the Fund may invest). Investing in Other Investment Companies may involve duplication of advisory or management fees and certain other expenses. By investing in Other Investment Companies, the Fund becomes a shareholder of that Other Investment Company. As a result, Fund shareholders indirectly bear the Fund’s proportionate share of the fees and expenses paid by shareholders of the Other Investment Company, in addition to the fees and expenses Fund shareholders bear in connection with the Fund’s own operations. As a shareholder, the Fund must rely on the Other Investment Company to achieve its investment objective. The Fund’s performance may be magnified positively or negatively by virtue of its investment in the Other Investment Company. If the Other Investment Company fails to achieve its investment objective, the value of the Fund’s investment could decline, thus affecting the Fund’s performance. In addition, because certain Other Investment Company shares are listed on national stock exchanges and are traded like stocks on an exchange, their shares potentially may trade at a discount or a premium. Investments in such shares may be subject to brokerage and other trading costs, which could result in greater expenses to the Fund. Finally, because the value of certain Other Investment Company shares may depend on the demand in the market, the Adviser may not be able to liquidate the Fund’s holdings in those shares at the most optimal time, adversely affecting the Fund’s performance.

Collateral Investments Risk. The Fund’s use of Collateral Investments may include obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities, including bills, notes and bonds issued by the U.S. Treasury, investment companies registered under the 1940 Act that invest in high-quality securities and corporate debt securities, such as commercial paper.

Some securities issued or guaranteed by federal agencies and U.S. Government-sponsored instrumentalities may not be backed by the full faith and credit of the United States, in which case the investor must look principally to the agency or instrumentality issuing or guaranteeing the security for ultimate repayment, and may not be able to assert a claim against the United States itself in the event that the agency or instrumentality does not meet its commitment. The U.S. Government, its agencies and instrumentalities do not guarantee the market value of their securities, and consequently, the value of such securities may fluctuate. Although the Fund may hold securities that carry U.S. Government guarantees, these guarantees do not extend to the Shares.

Investment companies that invest in high-quality securities are subject to management fees and other expenses. Therefore, investments in these funds will cause the Fund to bear indirectly a proportional share of the fees and costs of the funds in which it invests. At the same time, the Fund will continue to pay its own management fees and expenses with respect to all of its assets, including any portion invested in the shares of such fund. It is possible to lose money by investing in investment companies that invest in high-quality securities.

Corporate debt securities such as commercial paper generally are short-term unsecured promissory notes issued by businesses. Corporate debt may carry variable or floating rates of interest. Corporate debt securities carry both credit risk and interest rate risk. Credit risk is the risk that the Fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it is due.

Asset Concentration Risk. Since the Fund may take concentrated positions in Maple Leafs Index Futures Contracts, the Fund’s performance may be hurt disproportionately and significantly by the poor performance of those positions to which it has significant exposure. Asset concentration makes the Fund more susceptible to any single occurrence affecting the underlying positions and may subject the Fund to greater market risk than more diversified funds.

Counterparty Risk. The Fund will be subject to credit risk (i.e., the risk that a counterparty is unwilling or unable to make timely payments or otherwise meet its contractual obligations) with respect to the amount the Fund expects to receive from counterparties to: Maple Leafs Index Futures Contracts; reverse repurchase agreements; swaps on Maple Leafs Index Futures Contracts, Other Investment Companies, or the Maple Leafs Index.

The Fund may be negatively impacted if a counterparty becomes bankrupt or otherwise fails to perform its obligations under such an agreement. The Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding and the Fund may obtain only limited recovery or may obtain no recovery in such circumstances. In order to attempt to mitigate potential counterparty credit risk, the Fund typically enters into transactions with major financial institutions.

The counterparty to an exchange-traded futures contract is subject to the credit risk of the clearing house and the FCM through which it holds its position. Specifically, the FCM or the clearing house could fail to perform its obligations, causing significant losses to the Fund. For example, the Fund could lose margin payments it has deposited with an FCM as well as any gains owed but not paid to the Fund, if the FCM or clearing house becomes insolvent or otherwise fails to perform its obligations. Credit risk of market participants with respect to derivatives that are centrally cleared is concentrated in a few clearing houses and it is not clear how an insolvency proceeding of a clearing house would be conducted and what impact an insolvency of a clearing house would have on the financial system. Under current CFTC regulations, a FCM maintains customers’ assets in a bulk segregated account. If a FCM fails to do so, or is unable to satisfy a substantial deficit in a customer account, its other customers may be subject to risk of loss of their funds in the event of that FCM’s bankruptcy. In that event, in the case of futures, the FCM’s customers are entitled to recover, even in respect of property specifically traceable to them, only a proportional share of all property available for distribution to all of that FCM’s customers. In addition, if the FCM does not comply with the applicable regulations, or in the event of a fraud or misappropriation of customer assets by the FCM, the Fund could have only an unsecured creditor claim in an insolvency of the FCM with respect to the margin held by the FCM. FCMs are also required to transfer to the clearing house the amount of margin required by the clearing house, which amount is generally held in an omnibus account at the clearing house for all customers of the FCM. In addition, the Fund may enter into futures contracts and repurchase agreements with a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. The Fund does not specifically limit its counterparty risk with respect to any single counterparty.

Further, there is a risk that no suitable counterparties are willing to enter into reverse repurchase agreements with the Fund, or continue to enter into, reverse repurchase agreement transactions with the Fund and, as a result, the Fund may not be able to achieve its investment objective. There is also the risk that the Fund may not be able to engage in reverse repurchase agreement transactions because suitable counterparties refuse to enter into transactions with the Fund. Contractual provisions and applicable law may prevent or delay the Fund from exercising its rights to terminate an investment or transaction with a financial institution experiencing financial difficulties, or to realize on collateral, and another institution may be substituted for that financial institution without the consent of the Fund. If the credit rating of a counterparty to a futures contract and/or repurchase agreement declines, the Fund may nonetheless choose or be required to keep existing transactions in place with the counterparty, in which event the Fund would be subject to any increased credit risk associated with those transactions. Also, in the event of a counterparty’s (or its affiliate’s) insolvency, the possibility exists that the Fund’s ability to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral, could be stayed or eliminated under special resolution regimes adopted in the United States, the European Union and various other jurisdictions. Such regimes provide government authorities with broad authority to intervene when a financial institution is experiencing financial difficulty. In particular, the regulatory authorities could reduce, eliminate, or convert to equity the liabilities to the Fund of a counterparty who is subject to such proceedings in the European Union (sometimes referred to as a “bail in”).

Credit Risk. An issuer or other obligated party of a debt security may be unable or unwilling to make dividend, interest and/or principal payments when due. In addition, the value of a debt security may decline because of concerns about the issuer’s ability or unwillingness to make such payments.

Debt Securities Risk. Investments in debt securities subject the holder to the credit risk of the issuer. Credit risk refers to the possibility that the issuer or other obligor of a security will not be able or willing to make payments of interest and principal when due. Generally, the value of debt securities will change inversely with changes in interest rates. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. During periods of falling interest rates, the income received by the Fund may decline. If the principal on a debt security is prepaid before expected, the prepayments of principal may have to be reinvested in obligations paying interest at lower rates. Debt securities generally do not trade on a securities exchange making them generally less liquid and more difficult to value than common stock.

Interest Rate Risk. Interest rate risk is the risk that the value of the debt securities in the Fund’s portfolio will decline because of rising market interest rates. Interest rate risk is generally lower for shorter term debt securities and higher for longer-term debt securities. Duration is a reasonably accurate measure of a debt security’s price sensitivity to changes in interest rates and a common measure of interest rate risk. Duration measures a debt security’s expected life on a present value basis, taking into account the debt security’s yield, interest payments and final maturity. In general, duration represents the expected percentage change in the value of a security for an immediate 1% change in interest rates. For example, the price of a debt security with a three-year duration would be expected to drop by approximately 3% in response to a 1% increase in interest rates. Therefore, prices of debt securities with shorter durations tend to be less sensitive to interest rate changes than debt securities with longer durations. As the value of a debt security changes over time, so will its duration.

Clearing Broker Risk. The Fund’s investments in exchange-traded futures contracts expose it to the risks of a clearing broker (or a FCM). Under current regulations, a clearing broker or FCM maintains customers’ assets in a bulk segregated account. There is a risk that Fund assets deposited with the clearing broker to serve as margin may be used to satisfy the broker’s own obligations or the losses of the broker’s other clients. In the event of default, the Fund could experience lengthy delays in recovering some or all of its assets and may not see any recovery at all. Furthermore, the Fund is subject to the risk that no FCM is willing or able to clear the Fund’s transactions or maintain the Fund’s assets. If the Fund’s FCMs are unable or unwilling to clear the Fund’s transactions, or if the FCM refuses to maintain the Fund’s assets, the Fund will be unable to have its orders for Maple Leafs Index Futures Contracts fulfilled or assets custodied. In such a circumstance, the performance of the Fund will likely deviate from the performance of changes in the Maple Leafs Index and may result in the proportion of Maple Leafs Index Futures Contracts in the Fund’s portfolio relative to the total assets of the Fund to decrease.

Non-Diversification Risk. The Fund is classified as a “non-diversified company” under the 1940 Act. As a result, the Fund is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by the diversification requirements imposed by the Code. The Fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly invested in certain issuers.

Risks Related to the Management of the Fund

Active Management Risk. The Fund is actively managed, and its performance reflects investment decisions that the Adviser makes for the Fund. Such judgments about the Fund’s investments may prove to be incorrect. If the investments selected and the strategies employed by the Fund fail to produce the intended results, the Fund could underperform as compared to other funds with similar investment objectives and/or strategies, or could have negative returns.

Frequent Trading Risk. The Fund regularly purchases and subsequently sells (i.e., “rolls”) individual futures contracts throughout the year so as to maintain a fully invested position. As the contracts near their expiration dates, the Fund rolls them over into new contracts. This frequent trading of contracts may increase the amount of commissions or mark-ups to broker-dealers that the Fund pays when it buys and sells contracts, which may detract from the Fund’s performance. High portfolio turnover may result in the Fund paying higher levels of transaction costs and may generate greater tax liabilities for shareholders. Frequent trading risk may cause the Fund’s performance to be less than expected.

Rebalancing Risk. If for any reason the Fund is unable to rebalance all or a portion of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund may be over- or under-exposed to the returns of the Maple Leafs Index. Additionally, because the market for Maple Leafs Index Futures Contracts is nascent and may be thinly traded, the Fund’s own trading activity, including purchases, sales, and rolling of contracts, could materially influence the prices of Maple Leafs Index Futures Contracts. If the Fund represents a significant portion of the open interest or trading volume, its activity could move prices against it, resulting in higher costs and reduced returns. If other market participants anticipate the Fund’s trading patterns, they may engage in front-running or other anticipatory trading strategies that further increase the Fund’s transaction costs. The trading activity associated with such transactions will contribute to the existing trading volume on the underlying futures contracts and may adversely affect the market price of such underlying futures contracts.

Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or systems failures. The Fund and the Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

Valuation Risk. The Fund or the Subsidiary may hold securities or other assets that may be valued on the basis of factors other than market quotations. This may occur because the asset or security does not trade on a centralized exchange, or in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” assets or securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, there is no assurance that the Fund or the Subsidiary could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund or the Subsidiary would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund or the Subsidiary at that time. The Fund’s ability to value investments may be impacted by technological issues or errors by pricing services or other third-party service providers.

New Fund Risk. As of the date of this prospectus, the Fund has no operating history and currently has fewer assets than larger funds. Like other new funds, large inflows and outflows may impact the Fund’s market exposure for limited periods of time. This impact may be positive or negative, depending on the direction of market movement during the period effected.

Risks Related to Trading of Shares

Trading Issues Risk. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. The Fund may have difficulty maintaining its listing on the Exchange in the event the Fund’s assets are small, the Fund does not have enough shareholders, or if the Fund is unable to proceed with creation and/or redemption orders.

Authorized Participant Concentration Risk. Only an “authorized participant” or “AP” (i.e., broker-dealers and large institutional investors that have entered into participation agreement with the Fund) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that act as APs on an agency basis (i.e. on behalf of other market participants). To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem, in either of these cases, Shares may trade at a discount to the Fund’s net asset value and possibly face delisting.

Market Maker Risk. If the Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of Shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s net asset value and the price at which the Shares are trading on the Exchange, which could result in a decrease in value of the Shares. In addition, decisions by market makers or APs to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Shares trading at a discount to net asset value and also in greater than normal intra-day bid-ask spreads for Shares.

Premium/Discount Risk. The market price of the Fund’s Shares will generally fluctuate in accordance with changes in the Fund’s net asset value as well as the relative supply of and demand for Shares on the Exchange. The Fund’s market price may deviate from the value of the Fund’s underlying portfolio holdings, particularly in time of market stress, with the result that investors may pay more or receive less than the underlying value of the Shares bought or sold. The Adviser cannot predict whether Shares will trade below, at, or above their net asset value because the Shares trade on the Exchange at market prices and not at net asset value. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related, but not identical, to the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. However, given that Shares can only be purchased and redeemed in Creation Units, and only to and from broker-dealers and large institutional investors that have entered into participation agreements (unlike shares of closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset value), the Adviser believes that large discounts or premiums to the net asset value of Shares should not be sustained. In addition, because the Fund provides exposure to the statistical performance of a single professional sports team, demand for Shares may be influenced by fan loyalty, emotional attachment, and team-related sentiment rather than by rational assessments of the Fund’s expected risk-adjusted returns. These demand patterns could increase intraday volatility in Fund Shares, widen bid-ask spreads, and result in investors purchasing or selling Shares at prices that do not reflect the Fund’s underlying NAV. During stressed market conditions, the market for the Fund’s Shares may become less liquid in response to deteriorating liquidity in the market for the Fund’s underlying portfolio holdings, which could in turn lead to differences between the market price of the Fund’s Shares and their net asset value. This can be reflected as a spread between the bid and ask prices for the Fund quoted during the day or a premium or discount in the closing price from the Fund’s NAV.

Active Market Risk. Although the Shares are listed for trading on the Exchange, there can be no assurance that an active trading market for the Shares will develop or be maintained. Shares trade on the Exchange at market prices that may be below, at or above the Fund’s net asset value. Securities, including the Shares, are subject to market fluctuations and liquidity constraints that may be caused by such factors as economic, political, or regulatory developments, changes in interest rates, and/or perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments.

Cash Transaction Risk. Most ETFs generally make in-kind redemptions to avoid being taxed at the fund level on gains on the distributed portfolio securities. However, unlike most ETFs, the Fund currently intends to effect some or all redemptions for cash, rather than in-kind, because of the nature of the Fund’s investments. The Fund may be required to sell portfolio securities to obtain the cash needed to distribute redemption proceeds, which involves transaction costs that the Fund may not have incurred had it effected redemptions entirely in kind. These costs may include brokerage costs and/or taxable gains or losses, which may be imposed on the Fund and decrease the Fund’s NAV to the extent such costs are not offset by a transaction fee payable to an AP. If the Fund recognizes gain on these sales, this generally will cause the Fund to recognize gain it might not otherwise have recognized if it were to distribute portfolio securities in-kind, or to recognize such gain sooner than would otherwise be required. This may decrease the tax efficiency of the Fund compared to ETFs that utilize an in-kind redemption process, and there may be a substantial difference in the after-tax rate of return between the Fund and other ETFs.

Risks Related to Regulation, External Factors, and Federal Income Tax Consequences

Tax Risk. The Fund intends to elect and to qualify each year to be treated as a RIC under Subchapter M of the Code. As a RIC, the Fund will not be subject to U.S. federal income tax on the portion of its net investment income and net capital gain that it distributes to shareholders, provided that it satisfies certain requirements of the Code. If the Fund does not qualify as a RIC for any taxable year and certain relief provisions are not available, the Fund’s taxable income will be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed. Additionally, buying securities shortly before the record date for a taxable dividend or capital gain distribution is commonly known as “buying the dividend.” In the event a shareholder purchases Shares shortly before such a distribution, the entire distribution may be taxable to the shareholder even though a portion of the distribution effectively represents a return of the purchase price. To comply with the asset diversification test applicable to a RIC, the Fund will limit its investments in the Subsidiary to 25% of the Fund’s total assets at the end of each tax quarter. The investment strategy of the Fund will cause the Fund to hold substantially more than 25% of the Fund’s total assets in investments in the Subsidiary the majority of the time. The Fund intends to manage the exposure to the Subsidiary so that the Fund’s investments in the Subsidiary do not exceed 25% of the total assets at the end of any tax quarter. If the Fund’s investments in the Subsidiary were to exceed 25% of the Fund’s total assets at the end of a tax quarter, the Fund, generally, has a grace period to cure such lack of compliance. If the Fund fails to timely cure, it may no longer be eligible to be treated as a RIC.

Because Maple Leafs Index Futures Contracts produce non-qualifying income for purposes of qualifying as a RIC, the Fund makes its investments in Maple Leafs Index Futures Contracts through the Subsidiary. The Fund intends to treat any income it may derive from the futures contracts received by the Subsidiary as “qualifying income” under the provisions of the Code applicable to RICs. The IRS has issued PLRs provided to third parties not associated with the Fund or its affiliates (which only those parties may rely on as precedent) concluding that similar arrangements resulted in qualifying income. Many of such PLRs have now been revoked by the IRS. In March of 2019, the Internal Revenue Service published Regulations that concluded that income from a corporation similar to the Subsidiary would be qualifying income, if the income is related to the Fund’s business of investing in stocks or securities. Although the Regulations do not require distributions from the Subsidiary, the Fund intends to cause the Subsidiary to make distributions that would allow the Fund to make timely distributions to its shareholders. The Fund generally will be required to include in its own taxable income the income of the Subsidiary for a tax year, regardless of whether the Fund receives a distribution of the Subsidiary’s income in that tax year, and this income would nevertheless be subject to the distribution requirement for qualification as a RIC and would be taken into account for purposes of the 4% excise tax.

If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions.

Subsidiary Regulatory Investment Risk. Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary are organized, respectively, could result in the inability of the Fund to operate as intended and could negatively affect the Fund and its shareholders. The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. However, as the Subsidiary is wholly-owned by the Fund, and the investors of the Fund will have the investor protections of the 1940 Act, the Fund as a whole—including the Subsidiary—will provide investors with 1940 Act protections.

Commodity Regulatory Risk. The Fund’s use of commodity futures subject to regulation by the CFTC has caused the Fund to be classified as a “commodity pool” and this designation requires that the Fund comply with CFTC rules, which may impose additional regulatory requirements and compliance obligations. The Fund’s investment decisions may need to be modified, and commodity contract positions held by the Fund may have to be liquidated at disadvantageous times or prices, to avoid exceeding any applicable position limits established by the CFTC, potentially subjecting the Fund to substantial losses. The regulation of commodity transactions in the United States is subject to ongoing modification by government, self-regulatory and judicial action. The effect of any future regulatory change with respect to any aspect of the Fund is impossible to predict, but could be substantial and adverse to the Fund.

Regulatory Risk. The regulatory framework governing sports-linked financial instruments is evolving and subject to significant uncertainty. Maple Leafs Index Futures Contracts are a novel instrument class for which there is limited regulatory precedent. The CFTC has broad discretionary authority to determine whether particular contracts are consistent with the public interest, including authority to disapprove or direct an exchange to delist contracts that the CFTC determines involve gaming, are unlawful, or otherwise run contrary to the purposes of the CEA. The CFTC has recently proposed amendments to its rules concerning event contracts, commonly referred to as prediction markets, to specify which contracts may be determined contrary to the public interest and therefore may not be listed for trading or accepted for clearing on or through a CFTC-regulated entity. The CFTC or the listing exchange could, at any time and without advance notice, impose new conditions, margin or position-limit requirements, reporting obligations, trading halts, settlement adjustments, or delisting actions. Any such changes could, among other things; (i) impair the Fund’s ability to establish, maintain, or close positions; (ii) require the Fund to liquidate positions at disadvantageous prices; (iii) alter the economic characteristics on which the Fund relies; or (iv) render the Fund’s principal investment strategy impractical. In addition, future legislative, judicial, or administrative developments could retroactively affect the permissibility, settlement mechanics, or availability of Maple Leafs Index Futures Contracts. These developments may occur abruptly and may not provide mechanisms for investor recourse or for the orderly unwind of positions. There can be no assurance that the regulatory environment for sports-linked financial instruments will remain stable or favorable.

Cyber Security Risk. The Fund is susceptible to operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding, but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the Fund’s third-party service providers, such as its administrator, transfer agent, or custodian, as applicable, or issuers in which the Fund invests, can also subject the Fund to many of the same risks associated with direct cyber security breaches. While the Fund has established business continuity plans and risk management systems designed to reduce the risks associated with cyber security, there are inherent limitations in such plans and systems. Additionally, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third-party service providers.

Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, Maple Leafs, tsunamis and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics (for example, the novel coronavirus COVID-19), have been and can be highly disruptive to economies and markets and have recently led, and may continue to lead, to increased market volatility and significant market losses. Such natural disaster and health crises could exacerbate political, social, and economic risks, and result in significant breakdowns, delays, shutdowns, social isolation, and other disruptions to important global, local and regional supply chains affected, with potential corresponding results on the operating performance of the Fund and its investments. A climate of uncertainty and panic, including the contagion of infectious viruses or diseases, may adversely affect global, regional, and local economies and reduce the availability of potential investment opportunities, and increases the difficulty of performing due diligence and modeling market conditions, potentially reducing the accuracy of financial projections. Under these circumstances, the Fund may have difficulty achieving its investment objectives which may adversely impact Fund performance. Further, such events can be highly disruptive to economies and markets, significantly disrupt the operations of individual companies (including, but not limited to, the Fund’s investment advisor, third party service providers, and counterparties), sectors, industries, markets, securities and commodity exchanges, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. These factors can cause substantial market volatility, exchange trading suspensions and closures, changes in the availability of and the margin requirements for certain instruments, and can impact the ability of the Fund to complete redemptions and otherwise affect Fund performance and Fund trading in the secondary market. A widespread crisis would also affect the global economy in ways that cannot necessarily be foreseen. How long such events will last and whether they will continue or recur cannot be predicted. Impacts from these could have a significant impact on the Fund’s performance, resulting in losses to your investment.

Performance

As of the date of this prospectus, the Fund has not yet commenced operations and therefore does not have a performance history. Once available, the Fund’s performance information will be accessible on the Fund’s website at www.volatilityshares.com and will provide some indication of the risks of investing in the Fund.

Management

Investment Adviser

Volatility Shares LLC

Portfolio Managers

The following persons serve as portfolio managers of the Fund.

•	Charles Lowery — Chief Investment Officer, Volatility Shares
•	Anand Desai — Head of Portfolio Management, Volatility Shares
•	Dustin Shidaker — Portfolio Manager, Volatility Shares

Each of the portfolio managers is primarily and jointly responsible for the day-to-day management of the Fund. Each of the Fund’s portfolio managers have served in such capacity since the Fund’s inception.

Purchase and Sale of Shares

The Fund issues and redeems Shares on a continuous basis, at NAV, only in large blocks of shares called “Creation Units.” Individual Shares may only be purchased and sold on the secondary market through a broker-dealer at a market price. Since Shares trade on securities exchanges in the secondary market at their market price rather than their NAV, the Shares may trade at a price greater than (premium) or less than (discount) the Fund’s NAV. An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). Recent information, including the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is available online at www.volatilityshares.com.

Tax Information

The Fund’s distributions will generally be taxable as ordinary income, returns of capital or capital gains. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser and Foreside Fund Services, LLC, the Fund’s distributor (the “Distributor”), may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Utah Mammoth ETF

Investment Objective

The Utah Mammoth ETF (the “Fund” or “[__]”) seeks to provide investment results, before fees and expenses, that correspond to the performance of futures contracts on the CME FSPI NHL Utah Mammoth Index.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell Shares. Investors may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example set forth below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	[___]	%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses(1)	0.00%
Total Annual Fund Operating Expenses	[___]	%
(1)	“Other Expenses” are estimates based on the expenses the Fund expects to incur for the current fiscal year.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels. This example does not include the brokerage commissions that investors may pay to buy and sell Shares.

Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years
$[__]	$[___]

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. Because the Fund is new, portfolio turnover information is unavailable at this time.

Principal Investment Strategies

The Fund is an exchange-traded fund (“ETF”) that seeks to achieve its investment objective primarily through investments in futures contracts on the CME FSPI NHL Utah Mammoth Index, which is a non-investable index (the “Mammoth Index”). The Mammoth Index is designed to systemically measure the cumulative team performance of the Utah Mammoth only during games played over the regular and post-season. The Mammoth Index is a transparent, rules-based system using official league statistics, where positive actions add points and negative actions subtract points. The Mammoth Index is based on fifty-five statistical measures of performance and results of team games (wins, losses and ties) that results in continuous, live statistical values that underpin the value of the Mammoth Index which is calculated into a trackable and tradable number. The Mammoth Index is based solely on these statistical factors, and the performance of other professional hockey teams in the National Hockey League® (the “NHL”), or events outside of on-ice performance by the Utah Mammoth, will not impact the value of the Mammoth Index.

The Mammoth Index has an initial standardized base value of 7,500 before the season and moves up or down based on officially reported statistics from each game, including real-time movement during regular season and postseason play. At the conclusion of the postseason, the Mammoth Index value resets to 7,500.

The Mammoth Index is maintained and calculated by FutureSports (the “Index Provider”). The Mammoth Index methodology is designed to align with the International Organization of Securities Commissions (“IOSCO”) Principles for Financial Benchmarks and supported by published governance, oversight and methodology change procedures. The NHL serves as the official data source for the Mammoth Index but does not participate in index determination or governance.

The Fund obtains exposure to the Mammoth Index by investments in futures contracts that reference the Mammoth Index and that trade on an exchange registered with the Commodity Futures Trading Commission (“Mammoth Index Futures Contracts”), and cash, cash-like instruments or high quality securities that serve as collateral to the Fund’s investments in Mammoth Index Futures Contracts (“Collateral Investments”).

Under normal circumstances, the Fund will invest at least 80% of the value of its net assets (plus borrowings for investment purposes) in Mammoth Index-Linked Instruments. For purposes of this policy, “Mammoth Index-Linked Instruments” means (i) Mammoth Index Futures Contracts; (ii) shares of other investment companies registered under the Investment Company Act of 1940 (the “1940 Act”) that invest in similar assets to those in which the Fund may invest (“Other Investment Companies”); (iii) exchange traded options on the Mammoth Index or shares of Other Investment Companies; and (iv) swap agreement transactions that reference Mammoth Index Futures Contracts, Other Investment Companies, or the Mammoth Index. Certain Mammoth Index-Linked Instruments, such as Other Investment Companies or options thereon, are currently unavailable for investment, though are expected to become available in the future.

The Fund expects to gain investment exposure to the Mammoth Index by investing a portion of its assets in a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”).

The Fund does not invest directly in prediction markets, event contracts or other instruments that provide exposure to individual sporting event or season-long outcomes or to investments that provide exposure to the financial performance of individual sports teams or leagues. Instead, the Fund seeks to benefit from increases in the price of Mammoth Index Futures Contracts.

The investment adviser to the Fund and the Subsidiary is Volatility Shares LLC (the “Adviser” or “Volatility Shares”). The Adviser oversees the Fund and implements the day-to-day portfolio management responsibilities for the Fund. In serving as investment adviser to the Fund, the Adviser does not conduct conventional investment research or analysis or forecast market movement or trends.

The Fund is classified as a “non-diversified company” under the 1940 Act. The Fund will not concentrate its investments in securities of issuers in any industry or group of industries, as the term “concentrate” is used in the 1940 Act, except that the Fund may invest more than 25% of its total assets in Mammoth Index-Linked Instruments.

The Utah Mammoth

The Utah Mammoth are a professional ice hockey team based in Salt Lake City, Utah, competing in the Central Division of the NHL’s Western Conference. During the 2025–2026 season, the Mammoth finished fourth in the Central Division, ranking 15th in standings points, 13th in goals for, 4th in goals against, and 10th in goal differential. The Mammoth were established in Utah in 2024 when the NHL relocated the Arizona Coyotes franchise. The Mammoth are currently owned by the Smith Entertainment Group, with Ryan Smith serving as Owner and Governor since 2024. The team has never won a Stanley Cup championship. Neither the Fund, the Trust, nor the Adviser is affiliated with the Utah Mammoth.

Mammoth Index Futures Contracts

The Fund intends to typically enter into cash-settled Mammoth Index Futures Contracts as the “buyer,” except as detailed below.

In simplest terms, in a cash-settled futures market the counterparty pays cash to the buyer if the price of a futures contract goes up, and buyer pays cash to the counterparty if the price of the futures contract goes down. In order to maintain its exposure to the Mammoth Index, the Fund intends to exit its futures contracts as they near expiration and replace them with new futures contracts with a later expiration date. Futures contracts with a longer term to expiration may be priced higher than futures contracts with a shorter term to expiration, a relationship called “contango”. When rolling futures contracts that are in contango the Fund will close its long position by selling the shorter-term contract at a relatively lower price and buying a longer-dated contract at a relatively higher price. The presence of contango will adversely affect the performance of the Fund. Conversely, futures contracts with a longer term to expiration may be priced lower than futures contracts with a shorter term to expiration, a relationship called “backwardation”. When rolling long futures contracts that are in backwardation, the Fund will close its long position by selling the shorter-term contract at a relatively higher price and buying a longer-dated contract at a relatively lower price. The presence of backwardation may positively affect the performance of the Fund. Further, the returns of the Mammoth Index Futures Contracts may differ from that of the Mammoth Index due to the divergence in prices or the costs associated with investing in futures contracts, which may negatively impact the Fund’s returns.

The Fund invests in Mammoth Index Futures Contracts indirectly via the Subsidiary. The Subsidiary and the Fund will have the same investment adviser and investment objective. The Subsidiary will also follow the same general investment policies and restrictions as the Fund. Except as noted herein, for purposes of this Prospectus, references to the Fund’s investment strategies and risks include those of the Subsidiary. The Fund complies with the provisions of the 1940 Act governing investment policies and capital structure and leverage on an aggregate basis with the Subsidiary. Furthermore, the Adviser, as the investment adviser to the Subsidiary, complies with the provisions of the 1940 Act relating to investment advisory contracts as it relates to its advisory agreement with the Subsidiary. The Subsidiary also complies with the provisions of the 1940 Act relating to affiliated transactions and custody. Because the Fund intends to qualify for treatment as a regulated investment company (a “RIC”) under the Internal Revenue Code of 1986 (the “Code”), the size of the Fund’s investment in the Subsidiary will not exceed 25% of the Fund’s total assets at or around each quarter end of the Fund’s fiscal year. In order to qualify as a RIC, the Fund will have to reduce its exposure to its Subsidiary on or around the end of each of the Fund’s fiscal quarter ends. The Fund expects to reduce its exposure to its Subsidiary during these periods by investing in certain other investments as described below. During these periods, the Fund may not achieve its investment objective. At other times of the year, the Fund’s investments in the Subsidiary will significantly exceed 25% of the Fund’s total assets. The Subsidiary’s custodian is U.S. Bank, N.A.

If circumstances occur where market prices for Mammoth Index Futures Contracts were not readily available, the Fund would fair value its Mammoth Index Futures Contracts in accordance with its pricing and valuation policy and procedures for fair value determinations. Pursuant to those policies and procedures, the Adviser would consider various factors, such as pricing history; market levels prior to price limits or halts; and supply, demand, and open interest in Mammoth Index Futures Contracts, among other factors. The Adviser would document its proposed pricing and methodology, detailing the factors that entered into the valuation.

Collateral Investments

The Fund will also invest its assets in Collateral Investments. The Collateral Investments may consist of high-quality securities, which include: (1) U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury; (2) investment companies registered under the 1940 Act that invest in high-quality securities; and/or (3) corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by businesses that are rated investment grade or determined by the Adviser to be of comparable quality. For these purposes, “investment grade” is defined as investments with a rating at the time of purchase in one of the four highest categories of at least one nationally recognized statistical rating organization (e.g., BBB- or higher from S&P Global Ratings or Baa3 or higher from Moody’s Investors Service, Inc.).

The Collateral Investments are designed to provide liquidity, serve as margin, or otherwise collateralize the Subsidiary’s investments in Mammoth Index-Linked Instruments. The Fund expects that it will primarily invest its assets, and that the Subsidiary will primarily invest its assets, in Collateral Investments that are “securities,” as such term is defined under the 1940 Act.

Other Investments

In order to help the Fund maintain exposure to the Mammoth Index, maintain its tax status as a RIC on days in and around quarter-end, help the Fund maintain its desired exposure to Mammoth Index Futures Contracts when it is approaching or has exceeded position limits or accountability levels, or because of liquidity or other constraints, the Fund may invest in the following:

Reverse Repurchase Agreements

The Fund may invest in reverse repurchase agreements which are a form of borrowing in which the Fund sells portfolio securities to financial institutions and agrees to repurchase them at a mutually agreed-upon date and price that is higher than the original sale price, and use the proceeds for investment purchases.

As a result of the Fund repurchasing the securities at a higher price, the Fund will lose money by engaging in reverse repurchase agreement transactions.

As noted above, because the Fund intends to qualify for treatment as a RIC under the Code, the size of the Fund’s investment in the Subsidiary will not exceed 25% of the Fund’s total assets at or around each quarter end of the Fund’s fiscal year (the “Asset Diversification Test”). At other times of the year, the Fund’s investments in the Subsidiary will significantly exceed 25% of the Fund’s total (or gross) assets.

When the Fund seeks to reduce its total assets exposure to the Subsidiary, it may use the short-term Treasury Bills it owns (and purchase additional Treasury Bills as needed) to transact in reverse repurchase agreement transactions, which are ostensibly loans to the Fund. Those loans will increase the gross assets of the Fund, which the Adviser expects will allow the Fund to meet the Asset Diversification Test. When the Fund enters into a reverse repurchase agreement, it will either (i) be consistent with Section 18 of the 1940 Act and maintain asset coverage of at least 300% of the value of the reverse repurchase agreement; or (ii) treat the reverse repurchase agreement transactions as derivative transactions for purposes of Rule 18f-4 under the 1940 Act (“Rule 18f-4”), including as applicable, the value-at-risk based limit on leverage risk.

Other Investment Companies

The Fund may invest in shares of Other Investment Companies, that is, shares of investment companies registered under the 1940 Act that invest in similar assets to those in which the Fund may invest.

Exchange-traded option contracts on shares of Other Investment Companies.

The Fund may invest in exchange-listed option contracts on shares of Other Investment Companies, which invest in similar assets to those in which the Fund may invest. An option is a contract that gives the purchaser of the option, in return for the premium paid, the right to buy shares of an investment company, from the writer of the option (in the case of a call option), or to sell shares of the investment company to the writer of the option (in the case of a put option) at a designated price during the term of the option. The premium paid by the buyer of an option will reflect, among other things, the relationship of the exercise price to the market price and the volatility of the shares of the investment company, the remaining term of the option, supply, demand, interest rates and/or currency exchange rates. The Fund may utilize “American” style options or “European” style options. American style options are exercisable on any date prior to the expiration date of the option contract. In contrast, European style options are exercisable only on the expiration date of the option contract.

Swaps that reference Mammoth Index Futures Contracts, Other Investment Companies, or the Mammoth Index.

Swap contracts are transactions entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a swap transaction, the Fund and a counterparty will agree to exchange or “swap” payments based on the change in value of an underlying asset or benchmark. For example, the two parties may agree to exchange the return (or differentials in rates of returns) earned or realized on a particular investment or instrument. In the case of the Fund, the reference asset can be Mammoth Index Futures Contracts, Other Investment Companies or the Mammoth Index.

Principal Risks

As with all investments, there are certain risks of investing in the Fund. Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective. An investment in the Fund does not represent a complete investment program. An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, the Adviser or any of their affiliates. You should consider carefully the following risks before investing in the Fund.

Each risk noted below is considered a principal risk of investing in the Fund, regardless of the order in which it appears. The significance of each risk factor below may change over time and you should review each risk factor carefully.

Risks Specific to the Fund’s Investments

Investment Strategy Risk. The Fund, through the Subsidiary, invests primarily in Mammoth Index Futures Contracts. The Fund does not invest directly in prediction markets, event contracts or other instruments that provide exposure to individual sporting event or season-long outcomes or to investments that provide exposure to the financial performance of individual sports teams or leagues. Instead, the Fund seeks to benefit from increases in the price of Mammoth Index Futures Contracts. The price of Mammoth Index Futures Contracts may not be an accurate measure of the Mammoth Index. Consequently, the Fund may perform differently from the performance of the Mammoth Index. There can be no guarantee that the performance of Mammoth Index Futures Contracts will be highly correlated to the performance of the Mammoth Index. Transaction costs (including the costs associated with futures investing), position limits, the availability of counterparties and other factors may impact the cost and pricing of Mammoth Index Futures Contracts and decrease the correlation between the performance of Mammoth Index Futures Contracts and the Mammoth Index, over short- or long-term periods. In addition, the performance of back-month Mammoth Index Futures Contracts is likely to differ more significantly from the performance of the Mammoth Index. To the extent the Fund is invested in back-month Mammoth Index Futures Contracts, the performance of the Fund should be expected to deviate more significantly from the performance of the Mammoth Index. Moreover, because the Mammoth Index is uninvestable, the Fund can only gain exposure through futures contracts and other derivatives, and differences between the prices of those instruments and the levels of the Mammoth Index may result in the Fund experiencing larger losses or smaller gains than would be implied by changes in the Mammoth Index alone.

Sports Performance Risk. The Fund’s investment strategy is inherently speculative. The value of Mammoth Index Futures Contracts is derived from the statistical performance of a single professional sports team as measured by the Mammoth Index. Successfully investing in Mammoth Index Futures Contracts requires that the team tracked by the index performs well statistically over the course of a season, an outcome that is inherently uncertain and subject to numerous unpredictable variables, including player health, competitive dynamics, coaching decisions, and random variation in athletic performance. The Mammoth Index may decline in value, and there can be no assurance that the team tracked by the index will perform at or above the levels implied by the prices of Mammoth Index Futures Contracts at the time the Fund obtains exposure.

On-Ice Performance and Competitive Results Risk. The Fund’s investment performance is linked to the on-ice statistical performance of a single NHL team during the regular season and, if applicable, the playoffs. The prices of Mammoth Index Futures Contracts are expected to rise when the team performs well statistically and to fall when the team performs poorly. Competitive results in professional hockey are inherently unpredictable and can be influenced by factors entirely outside the team’s control, including the performance of opposing teams, referee calls, random puck bounces, weather affecting travel, and in-game injuries. A team may enter a season with high expectations based on roster strength, coaching hires, or offseason acquisitions, only to underperform due to chemistry issues, unexpected injuries to key players, player slumps, or tactical mismatches against divisional opponents. The NHL season extends over several months and includes 82 regular season games per team, during which even a strong team may experience prolonged losing streaks that cause material declines in the Mammoth Index. If the team fails to make the playoffs, the Fund will not benefit from any potential uplift in index value that could accompany postseason success. Conversely, early playoff elimination could cause sharp declines in futures prices if the market had priced in deeper postseason performance. Because the Fund is concentrated in a single NHL team, there is no opportunity to offset poor on-ice performance by gaining exposure to a stronger team or a different sport.

Mammoth Index Investing Risk. The Fund is indirectly exposed to the risks of the Mammoth Index through its investments in Mammoth Index Futures Contracts and other Mammoth Index-Linked Instruments. The Fund does not invest in the Mammoth Index, which is an uninvestable index. The performance of the Mammoth Index will be very different from a portfolio of Mammoth Index Futures Contracts.

The Mammoth Index moves up or down based on officially reported statistics from every game, match, or event throughout the regular season and postseason. Positive statistical actions (e.g., goals scored, points earned) add value to the index, while negative actions (e.g., opponent scoring, penalties or setbacks) subtract value. Poor statistical performance by the Utah Mammoth could have a significant negative impact on the level of the Mammoth Index and therefore the value of the Fund. In addition, unlike instruments that are based on tradable reference assets, the Mammoth Index Futures Contracts and Mammoth Index-Linked Instruments are tied to an index that is not directly investable and, thus, have settlement prices based on the calculation of that index, not the price of a tradable asset.

Concentrated Single-Team Exposure Risk. The Fund’s investment strategy results in concentrated exposure to a single professional sports team’s statistical performance (i.e., the Utah Mammoth) as measured by an index. Unlike diversified funds that spread risk across multiple asset classes, sectors, or issuers, the Fund’s performance is primarily driven by the statistical output of one team over the course of a season. As a result, the Fund is more susceptible to risks affecting that team, including player injuries, suspensions, trades, retirements, coaching changes, front-office turnover, league sanctions, labor disputes, lockouts, or other events that directly or indirectly influence the team’s on-ice statistical performance. This degree of concentration will likely increase volatility in the Fund’s NAV, heighten the likelihood of significant losses over short periods, and cause the Fund’s returns to diverge substantially from those of more diversified investments. Additionally, because the Fund is concentrated in a single team, it is inherently concentrated in a single professional sports league. This subjects the Fund to league-specific risks, including league-wide labor disputes, broad scandal, changes to the structure or rules of the league, or events that cause the cancellation or suspension of games. The Fund has no ability to rotate exposure into a different team, sport, or league in response to adverse developments affecting the team to which it has exposure.

Insider Trading and Information Asymmetry Risk. Unlike securities markets, which are governed by well-established insider trading prohibitions under the Securities Exchange Act of 1934, the legal framework governing trading on the basis of material, non-public information in the context of commodity futures is less developed. While the CFTC has broad anti-manipulation and anti-fraud authority under the Commodity Exchange Act (“CEA”), specific rules and judicial precedent addressing what constitutes improper trading on non-public information in the context of sports-linked futures remain nascent. Certain individuals may possess material, non-public information that could affect the statistical performance of the Mammoth Index and, consequently, the prices of Mammoth Index Futures Contracts. Such individuals may include, without limitation, team coaches, players, trainers, team medical staff, front office personnel, referees, officials, league personnel, or sports data providers. For example, undisclosed injuries to key players or undisclosed lineup changes could materially affect the level of the Mammoth Index. Such persons could trade Mammoth Index Futures Contracts or Fund Shares to profit from their informational advantage prior to public disclosure. There is no guarantee that exchanges, the CME, or the CFTC will successfully detect and prevent such trading, and the Fund has no means of preventing such individuals from purchasing or selling Fund Shares. The participation of informed insiders in the market for Mammoth Index Futures Contracts can create adverse selection for other market participants and distort market prices. Because the Fund is concentrated in a single team, the impact of insider trading on the Fund may be more pronounced than in markets with broader diversification.

League Credibility and Sports Integrity Risk. The Mammoth Index is calculated based on official league statistics derived from the games of a single professional sports team, and the integrity of those games is fundamental to the reliability of the index. Efforts to interfere with the team’s games, including match-fixing, point-shaving, or referee manipulation, could materially affect the statistical data upon which the Mammoth Index is based, create significant uncertainty regarding index levels, and cause pronounced price volatility in Mammoth Index Futures Contracts. Confirmed or suspected game interference may also prompt legislative or regulatory responses, including restrictions on sports-linked financial products or emergency rulemaking by the CFTC, that could restrict the listing or trading of Mammoth Index Futures Contracts. Even widely publicized allegations of interference, absent actual misconduct, could undermine market confidence in the Mammoth Index and the futures contracts that reference it.

Gaming and State Regulatory Litigation Risk. Exchanges that list sports-linked financial instruments, including Mammoth Index Futures Contracts, may be subject to legal challenges brought by state attorneys general, state gaming commissions, and other state-level actors asserting that such instruments constitute regulated gambling or gaming activity under state law, notwithstanding that such contracts are listed on a CFTC-regulated exchange. Such proceedings may assert that the listing of sports-linked contracts violates state gaming statutes, requires state gaming or sports wagering licenses, or constitutes an illegal gambling enterprise. These exchanges, and the CFTC in certain court filings, have asserted that the CEA and the CFTC’s exclusive jurisdiction over CFTC-regulated exchanges preempts state gaming regulations. There is no assurance that federal courts will rule in favor of federal preemption, and resolution may require years of litigation and potentially appellate review. An adverse ruling could result in the suspension or cessation of trading in Mammoth Index Futures Contracts, material operational restrictions, significant financial penalties, or the effective loss of the ability to list sports-linked futures. Any of these outcomes could materially and adversely affect the Fund’s ability to achieve its investment objective and could result in significant losses.

Platform and Distribution Restriction Risk. Broker-dealers, registered investment adviser platforms, wirehouses, and other financial intermediaries may refuse to list, recommend, or permit purchases of Fund Shares through their platforms due to the Fund’s association with sports performance outcomes and the perception that such products are akin to sports wagering, regardless of the Fund’s legal status as a registered investment company under the 1940 Act. Certain intermediaries may permit only unsolicited purchases, prohibit financial advisers from recommending the Fund, or exclude the Fund from model portfolios entirely. These restrictions could limit the Fund’s accessible investor base, constrain assets under management, reduce secondary market liquidity, widen bid-ask spreads, and increase the likelihood that Fund Shares will trade at significant premiums or discounts to net asset value. Even if an intermediary initially permits distribution, it may subsequently restrict access in response to adverse regulatory developments, reputational concerns, or changes in compliance policies. If a significant number of intermediaries refuse to distribute Fund Shares, the Fund may be unable to achieve sufficient scale, which could increase the Fund’s expense ratio, reduce trading volume, and impair the Fund’s ability to operate effectively.

Novel Market Risk. Mammoth Index Futures Contracts are a novel asset class with limited trading history. The market may not develop the depth, liquidity, or trading efficiency associated with more established futures markets, and its pricing may be influenced by factors unrelated to fundamental assessments of team performance, including speculative activity, behavioral biases, regulatory headlines, or concentrated participation by a limited number of traders. There is limited historical data on which to base expectations regarding future price behavior, volatility patterns, or the costs associated with maintaining exposure, and traditional risk metrics may not accurately capture the risks of investing in this market. There can be no assurance that the market for Mammoth Index Futures Contracts will achieve or sustain the level of participation, liquidity, and price discovery necessary for the Fund to effectively pursue its investment objective.

Limited Price Discovery and Market Depth Risk. Because Mammoth Index Futures Contracts are a newly created instrument class, the market may lack the depth, breadth, and participation necessary for reliable price discovery. Traditional commodity futures markets benefit from decades of participation by commercial hedgers, speculators, and arbitrageurs whose activities contribute to efficient pricing. The market for Mammoth Index Futures Contracts is expected to have few, if any, natural commercial hedgers, and may be dominated by retail speculators, algorithmic traders, or a small number of institutional participants. This concentrated participation could result in prices that do not accurately reflect fair value, wider bid-ask spreads, and elevated intraday price volatility. In thin markets, even modest order flow from the Fund could move prices against the Fund, increasing transaction costs and reducing returns. There can be no assurance that the market for Mammoth Index Futures Contracts will develop sufficient liquidity over time, and the Fund may be unable to establish or exit positions at prices the Fund considers favorable.

Seasonality and Offseason Risk. The Mammoth Index resets to a standardized base value prior to the start of each sports season and has a defined life cycle that ends following the postseason. Because the Fund tracks a single team in a single sport, the Fund is tied to that sport’s competitive calendar and has no ability to diversify across sports or rotate into a sport that is in-season when the team’s sport is not. During the playing season, the Mammoth Index moves in real-time based on officially reported game statistics, and the prices of Mammoth Index Futures Contracts are expected to reflect both the current index level and market expectations regarding future team performance. During the offseason, however, the Mammoth Index will not move because no games are being played, and the Fund’s exposure to Mammoth Index Futures Contracts will behave differently than during the playing season. The Fund anticipates maintaining exposure to Mammoth Index Futures Contracts during the offseason. Although the underlying index will be static during this period, the prices of Mammoth Index Futures Contracts may still fluctuate based on market expectations regarding the team’s prospects for the upcoming season, including coaching changes, player trades, draft picks, free agent signings, injury recovery timelines, training camp developments, and other factors that affect the market’s assessment of the team’s likely statistical performance. However, because the index itself is not moving during the offseason, the magnitude of futures price movements may be reduced relative to the playing season, and the relationship between futures prices and the underlying index level may be less predictable. There can be no assurance that the Fund’s offseason futures holdings will appreciate in value, and the Fund may experience losses during the offseason if market sentiment regarding the team’s upcoming season deteriorates. In addition, there can be no assurance that Mammoth Index Futures Contracts will be available in sufficient volume or at favorable pricing during the offseason or at the start of a new season.

League Discontinuation, Lockout, or Strike Risk. The Fund’s ability to invest in Mammoth Index Futures Contracts depends on the continued operation of the NHL and the playing of scheduled games. Labor disputes between the NHL and its players’ union could result in a lockout or strike that suspends or cancels all or a significant portion of a season. The NHL has previously experienced work stoppages, including a full-season cancellation in 2004-2005. During any such period, no games would be played, the Mammoth Index would not generate data, and trading in Mammoth Index Futures Contracts could be suspended or severely impaired. The Fund would be unable to pursue its investment strategy during such a period, may be forced to liquidate positions at disadvantageous prices, and could experience substantial losses. Even after a labor dispute is resolved, the shortened or restructured season could materially change the statistical patterns underlying the index methodology. In addition, force majeure events such as a pandemic, natural disaster, or other circumstances beyond the control of the league could cause widespread game cancellations or delays. There can be no assurance that the league will not experience a work stoppage or other extended interruption during the Fund’s investment period, or that the Fund will be able to recover any losses incurred as a result of such events.

Index Provider and Data Dependency Risk. The Mammoth Index is maintained and calculated by a single Index Provider, FutureSports. If the Index Provider were to experience operational failures, cease operations, lose its data feed from the applicable sports league, experience a cybersecurity breach, or otherwise become unable to calculate the Mammoth Index, Mammoth Index Futures Contracts may have no reliable reference value, which could materially and adversely affect the value of the Fund. In addition, the Mammoth Index is calculated solely on the basis of officially reported statistics from a single sports league. The league serves as the data source but does not participate in index determination or governance. If the league were to report incorrect statistics, issue post-game corrections, change how it reports or categorizes statistics, delay reporting, or discontinue the provision of data to the Index Provider, the settlement prices of Mammoth Index Futures Contracts could be based on erroneous or incomplete data. Furthermore, the Index Provider controls the methodology by which official statistics are translated into index points. If the Index Provider amends or discontinues its methodology, the behavior of the Mammoth Index could change materially and the futures market may not immediately price in such changes. The Mammoth Index is calculated in real-time while games are being played, which introduces latency, data-feed, and computational risks that differ from those associated with traditional financial indexes.

Trading Hours and Sporting Event Timing Risk. NHL games may occur during evening hours, on weekends, and on holidays when the Exchange is closed and when the market for Mammoth Index Futures Contracts may have limited or no trading activity. Because the Mammoth Index moves in real-time while games are being played, material index movements may occur during periods when investors are unable to buy or sell Shares or when Mammoth Index Futures Contracts are not actively trading. As a result, the opening price of Shares and the prices of Mammoth Index Futures Contracts on the next trading session may differ significantly from the prior session’s closing prices, potentially resulting in large gaps at the open. Shareholders may not be able to sell their Shares until after such a gap has been fully realized, resulting in an inability to mitigate losses in a declining market.

Futures Contracts Risk. Risks of futures contracts include: (i) an imperfect correlation between the value of the futures contract and the underlying asset; (ii) possible lack of a liquid secondary market; (iii) the inability to close a futures contract when desired; (iv) losses caused by unanticipated market movements, which may be unlimited; (v) an obligation for the Fund to make daily cash payments to maintain its required margin, particularly at times when the Fund may have insufficient cash; and (vi) unfavorable execution prices from rapid selling. Unlike equities, which typically entitle the holder to a continuing stake in a corporation, futures contracts normally specify a certain date for settlement in cash based on the reference asset. As the futures contracts approach expiration, they may be replaced by similar contracts that have a later expiration. This process is referred to as “rolling.” If the market for these contracts is in “contango,” meaning that the prices of futures contracts in the nearer months are lower than the price of contracts in the distant months, the sale of the near-term month contract would be at a lower price than the longer-term contract, resulting in a cost to “roll” the futures contract. The actual realization of a potential roll cost will be dependent upon the difference in price of the near and distant contract. Because the margin requirement for futures contracts is less than the value of the assets underlying the futures contract, futures trading involves a degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 40% of the value of the futures contract is deposited as margin, a subsequent 20% decrease in the value of the futures contract would result in a loss of half of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A decrease in excess of 40% would result in a loss exceeding the original margin deposit, if the futures contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount initially invested in the futures contract. However, the Fund would presumably have sustained comparable losses if, instead of investing in the futures contract, it had invested in the underlying financial instrument and sold it after the decline. Further, if the market for Mammoth Index Futures Contracts is in a period of contango, if the performance of the Mammoth Index and the price of Mammoth Index Futures Contracts were to decline, the Fund would experience the negative impact of contango. The impact of backwardation or contango may lead to the returns of the Fund to vary significantly from the total return of other price references. Additionally, in the event of a prolonged period of contango, and absent the impact of rising or falling pricing in the Mammoth Index, this could have a significant negative impact on the Fund’s NAV and total return.

Position Limits and Price Limits

The CFTC and various exchanges on which Mammoth Index Futures Contracts trade have established position limits and price limits for Mammoth Index Futures Contracts. Position limit regulation and price limit regulation serve distinct purposes and are regulated differently.

Position limits are designed to prevent excessive speculation that could cause sudden or unreasonable fluctuations in the price of a commodity. They limit the maximum number of contracts a person or entity can hold in a particular commodity.

Price limits are mechanisms to maintain orderly markets by restricting the price range within which futures contracts can trade during a trading session. They prevent extreme price movements that could disrupt market stability. Price limits are typically set as a percentage of the previous day's settlement price. When price limits are hit, trading may be halted or expanded depending on the product and regulatory rules. Unlike position limits, price limits do not restrict the number of contracts a trader can hold but rather the price at which those contracts can be traded. When a price limit is hit, the market for Mammoth Index Futures Contracts may temporarily halt until price limits can be expanded or trading may be stopped for the day.

If the Fund is unable to buy or sell Mammoth Index Futures Contracts as a result of position limits being hit or price limits that result in a halted or closed market—or for other reasons including limited liquidity in the market for Mammoth Index Futures Contracts, a disruption to the market for Mammoth Index Futures Contracts, or as a result of margin requirements, accountability levels, or other limitations imposed by the Fund’s futures commission merchants (“FCMs”), the listing exchanges, or the CFTC—the Adviser would take such action as it believes appropriate and in the best interest of the Fund in consideration of the facts and circumstances at such time, including: (i) investing in Mammoth Index-Linked Instruments that are not Mammoth Index Futures Contracts; (ii) requiring that authorized participants purchase and redeem in large blocks of shares called “Creation Units” through an exchange for related position (EFRP) method rather than in cash; (iii) applying increased authorized participant variable transaction fees for purchases or redemptions of Creation Units made in cash; or (iv) de-levering the Fund, relative to its investment objective, by an amount reflecting prevailing price limits. In addition, the Fund generally may suspend the issuance of Creation Units only for a limited time and only due to extraordinary circumstances, such as when the markets on which the ETF’s portfolio holdings are traded are closed for a limited period of time; that is to say, when the Fund is unable to increase its exposure to underlying assets.

Cost of Futures Investment Risk. When a Mammoth Index Futures Contract is nearing expiration, the Fund will generally sell it and use the proceeds to buy a Mammoth Index Futures Contract with a later expiration date. This is commonly referred to as “rolling”.

If the Fund rolls Mammoth Index Futures Contracts that are in contango, the Fund would sell a lower priced, expiring contract and purchase a higher priced, longer-dated contract. The price difference between the expiring contract and longer-dated contract associated with rolling Mammoth Index Futures Contracts is typically substantially higher than the price difference associated with rolling other futures contracts. Contango in the market for Mammoth Index Futures Contracts may have a significant adverse impact on the performance of the Fund and may cause Mammoth Index Futures Contracts and the Fund to underperform the Mammoth Index. Both contango and backwardation would reduce the Fund’s correlation to the Mammoth Index and may limit or prevent the Fund from achieving its investment objective. The impact of both contango and backwardation may also be greater to the extent the Fund invests in back-month Mammoth Index Futures Contracts.

Investment Capacity Risk. If the Fund’s ability to obtain exposure to Mammoth Index Futures Contracts consistent with its investment objective is disrupted for any reason, including but not limited to, limited liquidity in the market for Mammoth Index Futures Contracts, a disruption to the market for Mammoth Index Futures Contracts, or as a result of margin requirements or position limits imposed by the Fund’s FCMs, the CME, or the CFTC, and the Fund could not otherwise meet its investment objective through the use of other investments discussed above, the Fund would not be able to achieve its investment objective and may experience significant losses.

Liquidity Risk. The market for the Mammoth Index Futures Contracts may be subject to periods of illiquidity. During such times it may be difficult or impossible to buy or sell a position at the desired price. Market disruptions or volatility can also make it difficult to find a counterparty willing to transact at a reasonable price and sufficient size. Illiquid markets may cause losses, which could be significant. Large positions also increase the risk of illiquidity, which may make the Fund’s positions more difficult to liquidate, and increase the losses incurred while trying to do so.

Derivatives Risk. In addition to Mammoth Index Futures Contracts, the Fund may obtain exposure through the following other derivatives: (1) exchange traded options on Other Investment Companies and/or (2) swap agreement transactions that reference Mammoth Index Futures Contracts, Other Investment Companies, or the Mammoth Index.

Investing in derivatives may be considered aggressive and may expose the Fund to risks different from, or possibly greater than, the risks associated with investing directly in the reference asset(s) underlying the derivative (e.g., the securities or commodities contained in the Fund). The use of derivatives may result in larger losses or smaller gains than directly investing in securities or commodities. The risks of using derivatives include: (1) the risk that there may be imperfect correlation between the price of the financial instruments and movements in the prices of the reference asset(s); (2) the risk that an instrument is mispriced; (3) credit or counterparty risk on the amount a Fund expects to receive from a counterparty; (4) the risk that securities prices, interest rates and currency markets will move adversely and a Fund will incur significant losses; (5) the risk that the cost of holding a financial instrument might exceed its total return; and (6) the possible absence of a liquid secondary market for a particular instrument and possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to adjust a Fund’s position in a particular instrument when desired. Each of these factors may prevent a Fund from achieving its investment objective and may increase the volatility (i.e., fluctuations) of the Fund’s returns. Because derivatives often require limited initial investment, the use of derivatives also may expose a Fund to losses in excess of those amounts initially invested.

The performance of any Mammoth Index-Linked Instrument may not track the performance of its underlying benchmark due to embedded costs and other factors. Thus, to the extent the Fund invests in swaps that use a Mammoth Index-Linked Instrument as the reference asset, the Fund may be subject to greater correlation risk and may not achieve as high a degree of correlation with its investment objective than if the Fund only used Mammoth Index Futures Contracts.

Swap Agreements Risk. The Fund may enter into cash-settled swaps and other derivatives to gain exposure to an underlying asset without actually purchasing such asset. Swaps are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on a particular pre-determined interest rate, commodity, security, indexes, or other assets or measurable indicators. The primary risks associated with the use of swaps are mispricing or improper valuation, imperfect correlation between movements in the notional amount and the price of the underlying investments, and the failure of a counterparty to perform. If a counterparty’s creditworthiness for an over-the-counter swap declines, the value of the swap would likely decline. Moreover, there is no guarantee that the Fund could eliminate its exposure under an outstanding swap by entering into an offsetting swap with the same or another party. In addition, the Fund may use a combination of swaps on an underlying index.

Options Risk. The Fund may purchase exchange-traded options that reference shares of Other Investment Companies. Transactions in options generally require less capital than equivalent stock transactions. They may return smaller dollar figures but a potentially greater percentage of the investment than equivalent stock transactions. The potential profit is limited to the premium received for the contract. The potential loss can be unlimited. While leverage means the percentage returns can be significant, the amount of cash required is smaller than equivalent stock transactions. It is possible to lose the entire principal invested, and sometimes more. As an options holder, a Fund risks the entire amount of the premium it pays. But as an options writer, it takes on a much higher level of risk. For example, if the Fund writes an uncovered call, it faces unlimited potential loss, since there is no cap on how high a stock price can rise. When buying options, a Fund risks losing the premium paid, plus commissions and fees.

Reverse Repurchase Agreements Risk. The Fund may invest in reverse repurchase agreements. Reverse repurchase agreements are transactions in which the Fund sells portfolio securities to financial institutions such as banks and broker-dealers, and agrees to repurchase them at a mutually agreed-upon date and price which is higher than the original sale price. Reverse repurchase agreements are a form of leverage and the use of reverse repurchase agreements by the Fund may increase the Fund’s volatility. The Fund incurs costs, including interest expenses, in connection with the opening and closing of reverse repurchase agreements that will be borne by the shareholders.

Reverse repurchase agreements are also subject to the risk that the other party to the reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Fund. In situations where the Fund is required to post collateral with a counterparty, the counterparty may fail to segregate the collateral or may commingle the collateral with the counterparty’s own assets. As a result, in the event of the counterparty’s bankruptcy or insolvency, the Fund’s collateral may be subject to the conflicting claims of the counterparty’s creditors, and the Fund may be exposed to the risk of a court treating the Fund as a general unsecured creditor of the counterparty, rather than as the owner of the collateral. There can be no assurance that a counterparty will not default and that the Fund will not sustain a loss on a transaction as a result.

Reverse repurchase agreements also involve the risk that the market value of the securities sold by the Fund may decline below the price at which it is obligated to repurchase the securities. In addition, when the Fund invests the proceeds it receives in a reverse repurchase transaction, there is a risk that those investments may decline in value. In this circumstance, the Fund could be required to sell other investments in order to meet its obligations to repurchase the securities.

Risks Related to Investing in Other Investment Companies. The Fund may invest in long or short positions in Other Investment Companies (i.e., investment companies registered under the 1940 Act that invest in similar assets to those in which the Fund may invest). Investing in Other Investment Companies may involve duplication of advisory or management fees and certain other expenses. By investing in Other Investment Companies, the Fund becomes a shareholder of that Other Investment Company. As a result, Fund shareholders indirectly bear the Fund’s proportionate share of the fees and expenses paid by shareholders of the Other Investment Company, in addition to the fees and expenses Fund shareholders bear in connection with the Fund’s own operations. As a shareholder, the Fund must rely on the Other Investment Company to achieve its investment objective. The Fund’s performance may be magnified positively or negatively by virtue of its investment in the Other Investment Company. If the Other Investment Company fails to achieve its investment objective, the value of the Fund’s investment could decline, thus affecting the Fund’s performance. In addition, because certain Other Investment Company shares are listed on national stock exchanges and are traded like stocks on an exchange, their shares potentially may trade at a discount or a premium. Investments in such shares may be subject to brokerage and other trading costs, which could result in greater expenses to the Fund. Finally, because the value of certain Other Investment Company shares may depend on the demand in the market, the Adviser may not be able to liquidate the Fund’s holdings in those shares at the most optimal time, adversely affecting the Fund’s performance.

Collateral Investments Risk. The Fund’s use of Collateral Investments may include obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities, including bills, notes and bonds issued by the U.S. Treasury, investment companies registered under the 1940 Act that invest in high-quality securities and corporate debt securities, such as commercial paper.

Some securities issued or guaranteed by federal agencies and U.S. Government-sponsored instrumentalities may not be backed by the full faith and credit of the United States, in which case the investor must look principally to the agency or instrumentality issuing or guaranteeing the security for ultimate repayment, and may not be able to assert a claim against the United States itself in the event that the agency or instrumentality does not meet its commitment. The U.S. Government, its agencies and instrumentalities do not guarantee the market value of their securities, and consequently, the value of such securities may fluctuate. Although the Fund may hold securities that carry U.S. Government guarantees, these guarantees do not extend to the Shares.

Investment companies that invest in high-quality securities are subject to management fees and other expenses. Therefore, investments in these funds will cause the Fund to bear indirectly a proportional share of the fees and costs of the funds in which it invests. At the same time, the Fund will continue to pay its own management fees and expenses with respect to all of its assets, including any portion invested in the shares of such fund. It is possible to lose money by investing in investment companies that invest in high-quality securities.

Corporate debt securities such as commercial paper generally are short-term unsecured promissory notes issued by businesses. Corporate debt may carry variable or floating rates of interest. Corporate debt securities carry both credit risk and interest rate risk. Credit risk is the risk that the Fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it is due.

Asset Concentration Risk. Since the Fund may take concentrated positions in Mammoth Index Futures Contracts, the Fund’s performance may be hurt disproportionately and significantly by the poor performance of those positions to which it has significant exposure. Asset concentration makes the Fund more susceptible to any single occurrence affecting the underlying positions and may subject the Fund to greater market risk than more diversified funds.

Counterparty Risk. The Fund will be subject to credit risk (i.e., the risk that a counterparty is unwilling or unable to make timely payments or otherwise meet its contractual obligations) with respect to the amount the Fund expects to receive from counterparties to: Mammoth Index Futures Contracts; reverse repurchase agreements; swaps on Mammoth Index Futures Contracts, Other Investment Companies, or the Mammoth Index.

The Fund may be negatively impacted if a counterparty becomes bankrupt or otherwise fails to perform its obligations under such an agreement. The Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding and the Fund may obtain only limited recovery or may obtain no recovery in such circumstances. In order to attempt to mitigate potential counterparty credit risk, the Fund typically enters into transactions with major financial institutions.

The counterparty to an exchange-traded futures contract is subject to the credit risk of the clearing house and the FCM through which it holds its position. Specifically, the FCM or the clearing house could fail to perform its obligations, causing significant losses to the Fund. For example, the Fund could lose margin payments it has deposited with an FCM as well as any gains owed but not paid to the Fund, if the FCM or clearing house becomes insolvent or otherwise fails to perform its obligations. Credit risk of market participants with respect to derivatives that are centrally cleared is concentrated in a few clearing houses and it is not clear how an insolvency proceeding of a clearing house would be conducted and what impact an insolvency of a clearing house would have on the financial system. Under current CFTC regulations, a FCM maintains customers’ assets in a bulk segregated account. If a FCM fails to do so, or is unable to satisfy a substantial deficit in a customer account, its other customers may be subject to risk of loss of their funds in the event of that FCM’s bankruptcy. In that event, in the case of futures, the FCM’s customers are entitled to recover, even in respect of property specifically traceable to them, only a proportional share of all property available for distribution to all of that FCM’s customers. In addition, if the FCM does not comply with the applicable regulations, or in the event of a fraud or misappropriation of customer assets by the FCM, the Fund could have only an unsecured creditor claim in an insolvency of the FCM with respect to the margin held by the FCM. FCMs are also required to transfer to the clearing house the amount of margin required by the clearing house, which amount is generally held in an omnibus account at the clearing house for all customers of the FCM. In addition, the Fund may enter into futures contracts and repurchase agreements with a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. The Fund does not specifically limit its counterparty risk with respect to any single counterparty.

Further, there is a risk that no suitable counterparties are willing to enter into reverse repurchase agreements with the Fund, or continue to enter into, reverse repurchase agreement transactions with the Fund and, as a result, the Fund may not be able to achieve its investment objective. There is also the risk that the Fund may not be able to engage in reverse repurchase agreement transactions because suitable counterparties refuse to enter into transactions with the Fund. Contractual provisions and applicable law may prevent or delay the Fund from exercising its rights to terminate an investment or transaction with a financial institution experiencing financial difficulties, or to realize on collateral, and another institution may be substituted for that financial institution without the consent of the Fund. If the credit rating of a counterparty to a futures contract and/or repurchase agreement declines, the Fund may nonetheless choose or be required to keep existing transactions in place with the counterparty, in which event the Fund would be subject to any increased credit risk associated with those transactions. Also, in the event of a counterparty’s (or its affiliate’s) insolvency, the possibility exists that the Fund’s ability to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral, could be stayed or eliminated under special resolution regimes adopted in the United States, the European Union and various other jurisdictions. Such regimes provide government authorities with broad authority to intervene when a financial institution is experiencing financial difficulty. In particular, the regulatory authorities could reduce, eliminate, or convert to equity the liabilities to the Fund of a counterparty who is subject to such proceedings in the European Union (sometimes referred to as a “bail in”).

Credit Risk. An issuer or other obligated party of a debt security may be unable or unwilling to make dividend, interest and/or principal payments when due. In addition, the value of a debt security may decline because of concerns about the issuer’s ability or unwillingness to make such payments.

Debt Securities Risk. Investments in debt securities subject the holder to the credit risk of the issuer. Credit risk refers to the possibility that the issuer or other obligor of a security will not be able or willing to make payments of interest and principal when due. Generally, the value of debt securities will change inversely with changes in interest rates. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. During periods of falling interest rates, the income received by the Fund may decline. If the principal on a debt security is prepaid before expected, the prepayments of principal may have to be reinvested in obligations paying interest at lower rates. Debt securities generally do not trade on a securities exchange making them generally less liquid and more difficult to value than common stock.

Interest Rate Risk. Interest rate risk is the risk that the value of the debt securities in the Fund’s portfolio will decline because of rising market interest rates. Interest rate risk is generally lower for shorter term debt securities and higher for longer-term debt securities. Duration is a reasonably accurate measure of a debt security’s price sensitivity to changes in interest rates and a common measure of interest rate risk. Duration measures a debt security’s expected life on a present value basis, taking into account the debt security’s yield, interest payments and final maturity. In general, duration represents the expected percentage change in the value of a security for an immediate 1% change in interest rates. For example, the price of a debt security with a three-year duration would be expected to drop by approximately 3% in response to a 1% increase in interest rates. Therefore, prices of debt securities with shorter durations tend to be less sensitive to interest rate changes than debt securities with longer durations. As the value of a debt security changes over time, so will its duration.

Clearing Broker Risk. The Fund’s investments in exchange-traded futures contracts expose it to the risks of a clearing broker (or a FCM). Under current regulations, a clearing broker or FCM maintains customers’ assets in a bulk segregated account. There is a risk that Fund assets deposited with the clearing broker to serve as margin may be used to satisfy the broker’s own obligations or the losses of the broker’s other clients. In the event of default, the Fund could experience lengthy delays in recovering some or all of its assets and may not see any recovery at all. Furthermore, the Fund is subject to the risk that no FCM is willing or able to clear the Fund’s transactions or maintain the Fund’s assets. If the Fund’s FCMs are unable or unwilling to clear the Fund’s transactions, or if the FCM refuses to maintain the Fund’s assets, the Fund will be unable to have its orders for Mammoth Index Futures Contracts fulfilled or assets custodied. In such a circumstance, the performance of the Fund will likely deviate from the performance of changes in the Mammoth Index and may result in the proportion of Mammoth Index Futures Contracts in the Fund’s portfolio relative to the total assets of the Fund to decrease.

Non-Diversification Risk. The Fund is classified as a “non-diversified company” under the 1940 Act. As a result, the Fund is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by the diversification requirements imposed by the Code. The Fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly invested in certain issuers.

Risks Related to the Management of the Fund

Active Management Risk. The Fund is actively managed, and its performance reflects investment decisions that the Adviser makes for the Fund. Such judgments about the Fund’s investments may prove to be incorrect. If the investments selected and the strategies employed by the Fund fail to produce the intended results, the Fund could underperform as compared to other funds with similar investment objectives and/or strategies, or could have negative returns.

Frequent Trading Risk. The Fund regularly purchases and subsequently sells (i.e., “rolls”) individual futures contracts throughout the year so as to maintain a fully invested position. As the contracts near their expiration dates, the Fund rolls them over into new contracts. This frequent trading of contracts may increase the amount of commissions or mark-ups to broker-dealers that the Fund pays when it buys and sells contracts, which may detract from the Fund’s performance. High portfolio turnover may result in the Fund paying higher levels of transaction costs and may generate greater tax liabilities for shareholders. Frequent trading risk may cause the Fund’s performance to be less than expected.

Rebalancing Risk. If for any reason the Fund is unable to rebalance all or a portion of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund may be over- or under-exposed to the returns of the Mammoth Index. Additionally, because the market for Mammoth Index Futures Contracts is nascent and may be thinly traded, the Fund’s own trading activity, including purchases, sales, and rolling of contracts, could materially influence the prices of Mammoth Index Futures Contracts. If the Fund represents a significant portion of the open interest or trading volume, its activity could move prices against it, resulting in higher costs and reduced returns. If other market participants anticipate the Fund’s trading patterns, they may engage in front-running or other anticipatory trading strategies that further increase the Fund’s transaction costs. The trading activity associated with such transactions will contribute to the existing trading volume on the underlying futures contracts and may adversely affect the market price of such underlying futures contracts.

Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or systems failures. The Fund and the Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

Valuation Risk. The Fund or the Subsidiary may hold securities or other assets that may be valued on the basis of factors other than market quotations. This may occur because the asset or security does not trade on a centralized exchange, or in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” assets or securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, there is no assurance that the Fund or the Subsidiary could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund or the Subsidiary would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund or the Subsidiary at that time. The Fund’s ability to value investments may be impacted by technological issues or errors by pricing services or other third-party service providers.

New Fund Risk. As of the date of this prospectus, the Fund has no operating history and currently has fewer assets than larger funds. Like other new funds, large inflows and outflows may impact the Fund’s market exposure for limited periods of time. This impact may be positive or negative, depending on the direction of market movement during the period effected.

Risks Related to Trading of Shares

Trading Issues Risk. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. The Fund may have difficulty maintaining its listing on the Exchange in the event the Fund’s assets are small, the Fund does not have enough shareholders, or if the Fund is unable to proceed with creation and/or redemption orders.

Authorized Participant Concentration Risk. Only an “authorized participant” or “AP” (i.e., broker-dealers and large institutional investors that have entered into participation agreement with the Fund) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that act as APs on an agency basis (i.e. on behalf of other market participants). To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem, in either of these cases, Shares may trade at a discount to the Fund’s net asset value and possibly face delisting.

Market Maker Risk. If the Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of Shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s net asset value and the price at which the Shares are trading on the Exchange, which could result in a decrease in value of the Shares. In addition, decisions by market makers or APs to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Shares trading at a discount to net asset value and also in greater than normal intra-day bid-ask spreads for Shares.

Premium/Discount Risk. The market price of the Fund’s Shares will generally fluctuate in accordance with changes in the Fund’s net asset value as well as the relative supply of and demand for Shares on the Exchange. The Fund’s market price may deviate from the value of the Fund’s underlying portfolio holdings, particularly in time of market stress, with the result that investors may pay more or receive less than the underlying value of the Shares bought or sold. The Adviser cannot predict whether Shares will trade below, at, or above their net asset value because the Shares trade on the Exchange at market prices and not at net asset value. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related, but not identical, to the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. However, given that Shares can only be purchased and redeemed in Creation Units, and only to and from broker-dealers and large institutional investors that have entered into participation agreements (unlike shares of closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset value), the Adviser believes that large discounts or premiums to the net asset value of Shares should not be sustained. In addition, because the Fund provides exposure to the statistical performance of a single professional sports team, demand for Shares may be influenced by fan loyalty, emotional attachment, and team-related sentiment rather than by rational assessments of the Fund’s expected risk-adjusted returns. These demand patterns could increase intraday volatility in Fund Shares, widen bid-ask spreads, and result in investors purchasing or selling Shares at prices that do not reflect the Fund’s underlying NAV. During stressed market conditions, the market for the Fund’s Shares may become less liquid in response to deteriorating liquidity in the market for the Fund’s underlying portfolio holdings, which could in turn lead to differences between the market price of the Fund’s Shares and their net asset value. This can be reflected as a spread between the bid and ask prices for the Fund quoted during the day or a premium or discount in the closing price from the Fund’s NAV.

Active Market Risk. Although the Shares are listed for trading on the Exchange, there can be no assurance that an active trading market for the Shares will develop or be maintained. Shares trade on the Exchange at market prices that may be below, at or above the Fund’s net asset value. Securities, including the Shares, are subject to market fluctuations and liquidity constraints that may be caused by such factors as economic, political, or regulatory developments, changes in interest rates, and/or perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments.

Cash Transaction Risk. Most ETFs generally make in-kind redemptions to avoid being taxed at the fund level on gains on the distributed portfolio securities. However, unlike most ETFs, the Fund currently intends to effect some or all redemptions for cash, rather than in-kind, because of the nature of the Fund’s investments. The Fund may be required to sell portfolio securities to obtain the cash needed to distribute redemption proceeds, which involves transaction costs that the Fund may not have incurred had it effected redemptions entirely in kind. These costs may include brokerage costs and/or taxable gains or losses, which may be imposed on the Fund and decrease the Fund’s NAV to the extent such costs are not offset by a transaction fee payable to an AP. If the Fund recognizes gain on these sales, this generally will cause the Fund to recognize gain it might not otherwise have recognized if it were to distribute portfolio securities in-kind, or to recognize such gain sooner than would otherwise be required. This may decrease the tax efficiency of the Fund compared to ETFs that utilize an in-kind redemption process, and there may be a substantial difference in the after-tax rate of return between the Fund and other ETFs.

Risks Related to Regulation, External Factors, and Federal Income Tax Consequences

Tax Risk. The Fund intends to elect and to qualify each year to be treated as a RIC under Subchapter M of the Code. As a RIC, the Fund will not be subject to U.S. federal income tax on the portion of its net investment income and net capital gain that it distributes to shareholders, provided that it satisfies certain requirements of the Code. If the Fund does not qualify as a RIC for any taxable year and certain relief provisions are not available, the Fund’s taxable income will be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed. Additionally, buying securities shortly before the record date for a taxable dividend or capital gain distribution is commonly known as “buying the dividend.” In the event a shareholder purchases Shares shortly before such a distribution, the entire distribution may be taxable to the shareholder even though a portion of the distribution effectively represents a return of the purchase price. To comply with the asset diversification test applicable to a RIC, the Fund will limit its investments in the Subsidiary to 25% of the Fund’s total assets at the end of each tax quarter. The investment strategy of the Fund will cause the Fund to hold substantially more than 25% of the Fund’s total assets in investments in the Subsidiary the majority of the time. The Fund intends to manage the exposure to the Subsidiary so that the Fund’s investments in the Subsidiary do not exceed 25% of the total assets at the end of any tax quarter. If the Fund’s investments in the Subsidiary were to exceed 25% of the Fund’s total assets at the end of a tax quarter, the Fund, generally, has a grace period to cure such lack of compliance. If the Fund fails to timely cure, it may no longer be eligible to be treated as a RIC.

Because Mammoth Index Futures Contracts produce non-qualifying income for purposes of qualifying as a RIC, the Fund makes its investments in Mammoth Index Futures Contracts through the Subsidiary. The Fund intends to treat any income it may derive from the futures contracts received by the Subsidiary as “qualifying income” under the provisions of the Code applicable to RICs. The IRS has issued PLRs provided to third parties not associated with the Fund or its affiliates (which only those parties may rely on as precedent) concluding that similar arrangements resulted in qualifying income. Many of such PLRs have now been revoked by the IRS. In March of 2019, the Internal Revenue Service published Regulations that concluded that income from a corporation similar to the Subsidiary would be qualifying income, if the income is related to the Fund’s business of investing in stocks or securities. Although the Regulations do not require distributions from the Subsidiary, the Fund intends to cause the Subsidiary to make distributions that would allow the Fund to make timely distributions to its shareholders. The Fund generally will be required to include in its own taxable income the income of the Subsidiary for a tax year, regardless of whether the Fund receives a distribution of the Subsidiary’s income in that tax year, and this income would nevertheless be subject to the distribution requirement for qualification as a RIC and would be taken into account for purposes of the 4% excise tax.

If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions.

Subsidiary Regulatory Investment Risk. Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary are organized, respectively, could result in the inability of the Fund to operate as intended and could negatively affect the Fund and its shareholders. The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. However, as the Subsidiary is wholly-owned by the Fund, and the investors of the Fund will have the investor protections of the 1940 Act, the Fund as a whole—including the Subsidiary—will provide investors with 1940 Act protections.

Commodity Regulatory Risk. The Fund’s use of commodity futures subject to regulation by the CFTC has caused the Fund to be classified as a “commodity pool” and this designation requires that the Fund comply with CFTC rules, which may impose additional regulatory requirements and compliance obligations. The Fund’s investment decisions may need to be modified, and commodity contract positions held by the Fund may have to be liquidated at disadvantageous times or prices, to avoid exceeding any applicable position limits established by the CFTC, potentially subjecting the Fund to substantial losses. The regulation of commodity transactions in the United States is subject to ongoing modification by government, self-regulatory and judicial action. The effect of any future regulatory change with respect to any aspect of the Fund is impossible to predict, but could be substantial and adverse to the Fund.

Regulatory Risk. The regulatory framework governing sports-linked financial instruments is evolving and subject to significant uncertainty. Mammoth Index Futures Contracts are a novel instrument class for which there is limited regulatory precedent. The CFTC has broad discretionary authority to determine whether particular contracts are consistent with the public interest, including authority to disapprove or direct an exchange to delist contracts that the CFTC determines involve gaming, are unlawful, or otherwise run contrary to the purposes of the CEA. The CFTC has recently proposed amendments to its rules concerning event contracts, commonly referred to as prediction markets, to specify which contracts may be determined contrary to the public interest and therefore may not be listed for trading or accepted for clearing on or through a CFTC-regulated entity. The CFTC or the listing exchange could, at any time and without advance notice, impose new conditions, margin or position-limit requirements, reporting obligations, trading halts, settlement adjustments, or delisting actions. Any such changes could, among other things; (i) impair the Fund’s ability to establish, maintain, or close positions; (ii) require the Fund to liquidate positions at disadvantageous prices; (iii) alter the economic characteristics on which the Fund relies; or (iv) render the Fund’s principal investment strategy impractical. In addition, future legislative, judicial, or administrative developments could retroactively affect the permissibility, settlement mechanics, or availability of Mammoth Index Futures Contracts. These developments may occur abruptly and may not provide mechanisms for investor recourse or for the orderly unwind of positions. There can be no assurance that the regulatory environment for sports-linked financial instruments will remain stable or favorable.

Cyber Security Risk. The Fund is susceptible to operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding, but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the Fund’s third-party service providers, such as its administrator, transfer agent, or custodian, as applicable, or issuers in which the Fund invests, can also subject the Fund to many of the same risks associated with direct cyber security breaches. While the Fund has established business continuity plans and risk management systems designed to reduce the risks associated with cyber security, there are inherent limitations in such plans and systems. Additionally, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third-party service providers.

Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, Mammoth, tsunamis and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics (for example, the novel coronavirus COVID-19), have been and can be highly disruptive to economies and markets and have recently led, and may continue to lead, to increased market volatility and significant market losses. Such natural disaster and health crises could exacerbate political, social, and economic risks, and result in significant breakdowns, delays, shutdowns, social isolation, and other disruptions to important global, local and regional supply chains affected, with potential corresponding results on the operating performance of the Fund and its investments. A climate of uncertainty and panic, including the contagion of infectious viruses or diseases, may adversely affect global, regional, and local economies and reduce the availability of potential investment opportunities, and increases the difficulty of performing due diligence and modeling market conditions, potentially reducing the accuracy of financial projections. Under these circumstances, the Fund may have difficulty achieving its investment objectives which may adversely impact Fund performance. Further, such events can be highly disruptive to economies and markets, significantly disrupt the operations of individual companies (including, but not limited to, the Fund’s investment advisor, third party service providers, and counterparties), sectors, industries, markets, securities and commodity exchanges, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. These factors can cause substantial market volatility, exchange trading suspensions and closures, changes in the availability of and the margin requirements for certain instruments, and can impact the ability of the Fund to complete redemptions and otherwise affect Fund performance and Fund trading in the secondary market. A widespread crisis would also affect the global economy in ways that cannot necessarily be foreseen. How long such events will last and whether they will continue or recur cannot be predicted. Impacts from these could have a significant impact on the Fund’s performance, resulting in losses to your investment.

Performance

As of the date of this prospectus, the Fund has not yet commenced operations and therefore does not have a performance history. Once available, the Fund’s performance information will be accessible on the Fund’s website at www.volatilityshares.com and will provide some indication of the risks of investing in the Fund.

Management

Investment Adviser

Volatility Shares LLC

Portfolio Managers

The following persons serve as portfolio managers of the Fund.

•	Charles Lowery — Chief Investment Officer, Volatility Shares
•	Anand Desai — Head of Portfolio Management, Volatility Shares
•	Dustin Shidaker — Portfolio Manager, Volatility Shares

Each of the portfolio managers is primarily and jointly responsible for the day-to-day management of the Fund. Each of the Fund’s portfolio managers have served in such capacity since the Fund’s inception.

Purchase and Sale of Shares

The Fund issues and redeems Shares on a continuous basis, at NAV, only in large blocks of shares called “Creation Units.” Individual Shares may only be purchased and sold on the secondary market through a broker-dealer at a market price. Since Shares trade on securities exchanges in the secondary market at their market price rather than their NAV, the Shares may trade at a price greater than (premium) or less than (discount) the Fund’s NAV. An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). Recent information, including the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is available online at www.volatilityshares.com.

Tax Information

The Fund’s distributions will generally be taxable as ordinary income, returns of capital or capital gains. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser and Foreside Fund Services, LLC, the Fund’s distributor (the “Distributor”), may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Vancouver Canucks ETF

Investment Objective

The Vancouver Canucks ETF (the “Fund” or “[__]”) seeks to provide investment results, before fees and expenses, that correspond to the performance of futures contracts on the CME FSPI NHL Vancouver Canucks Index.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell Shares. Investors may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example set forth below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	[___]	%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses(1)	0.00%
Total Annual Fund Operating Expenses	[___]	%
(1)	“Other Expenses” are estimates based on the expenses the Fund expects to incur for the current fiscal year.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels. This example does not include the brokerage commissions that investors may pay to buy and sell Shares.

Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years
$[__]	$[___]

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. Because the Fund is new, portfolio turnover information is unavailable at this time.

Principal Investment Strategies

The Fund is an exchange-traded fund (“ETF”) that seeks to achieve its investment objective primarily through investments in futures contracts on the CME FSPI NHL Vancouver Canucks Index, which is a non-investable index (the “Canucks Index”). The Canucks Index is designed to systemically measure the cumulative team performance of the Vancouver Canucks only during games played over the regular and post-season. The Canucks Index is a transparent, rules-based system using official league statistics, where positive actions add points and negative actions subtract points. The Canucks Index is based on fifty-five statistical measures of performance and results of team games (wins, losses and ties) that results in continuous, live statistical values that underpin the value of the Canucks Index which is calculated into a trackable and tradable number. The Canucks Index is based solely on these statistical factors, and the performance of other professional hockey teams in the National Hockey League® (the “NHL”), or events outside of on-ice performance by the Vancouver Canucks, will not impact the value of the Canucks Index.

The Canucks Index has an initial standardized base value of 7,500 before the season and moves up or down based on officially reported statistics from each game, including real-time movement during regular season and postseason play. At the conclusion of the postseason, the Canucks Index value resets to 7,500.

The Canucks Index is maintained and calculated by FutureSports (the “Index Provider”). The Canucks Index methodology is designed to align with the International Organization of Securities Commissions (“IOSCO”) Principles for Financial Benchmarks and supported by published governance, oversight and methodology change procedures. The NHL serves as the official data source for the Canucks Index but does not participate in index determination or governance.

The Fund obtains exposure to the Canucks Index by investments in futures contracts that reference the Canucks Index and that trade on an exchange registered with the Commodity Futures Trading Commission (“Canucks Index Futures Contracts”), and cash, cash-like instruments or high quality securities that serve as collateral to the Fund’s investments in Canucks Index Futures Contracts (“Collateral Investments”).

Under normal circumstances, the Fund will invest at least 80% of the value of its net assets (plus borrowings for investment purposes) in Canucks Index-Linked Instruments. For purposes of this policy, “Canucks Index-Linked Instruments” means (i) Canucks Index Futures Contracts; (ii) shares of other investment companies registered under the Investment Company Act of 1940 (the “1940 Act”) that invest in similar assets to those in which the Fund may invest (“Other Investment Companies”); (iii) exchange traded options on the Canucks Index or shares of Other Investment Companies; and (iv) swap agreement transactions that reference Canucks Index Futures Contracts, Other Investment Companies, or the Canucks Index. Certain Canucks Index-Linked Instruments, such as Other Investment Companies or options thereon, are currently unavailable for investment, though are expected to become available in the future.

The Fund expects to gain investment exposure to the Canucks Index by investing a portion of its assets in a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”).

The Fund does not invest directly in prediction markets, event contracts or other instruments that provide exposure to individual sporting event or season-long outcomes or to investments that provide exposure to the financial performance of individual sports teams or leagues. Instead, the Fund seeks to benefit from increases in the price of Canucks Index Futures Contracts.

The investment adviser to the Fund and the Subsidiary is Volatility Shares LLC (the “Adviser” or “Volatility Shares”). The Adviser oversees the Fund and implements the day-to-day portfolio management responsibilities for the Fund. In serving as investment adviser to the Fund, the Adviser does not conduct conventional investment research or analysis or forecast market movement or trends.

The Fund is classified as a “non-diversified company” under the 1940 Act. The Fund will not concentrate its investments in securities of issuers in any industry or group of industries, as the term “concentrate” is used in the 1940 Act, except that the Fund may invest more than 25% of its total assets in Canucks Index-Linked Instruments.

The Vancouver Canucks

The Vancouver Canucks are a professional ice hockey team based in Vancouver, British Columbia, competing in the Pacific Division of the NHL’s Western Conference. During the 2025–2026 season, the Canucks finished last in the Pacific Division, ranking 32nd in standings points, 30th in goals for, 32nd in goals against, and 32nd in goal differential. The Canucks were founded in 1970 by businessman Tom Scallen. The Canucks are currently owned by the Aquilini family, with Francesco Aquilini serving as Chairman and Governor since 2006. The team has never won a Stanley Cup championship.Neither the Fund, the Trust, nor the Adviser is affiliated with the Vancouver Canucks.

Canucks Index Futures Contracts

The Fund intends to typically enter into cash-settled Canucks Index Futures Contracts as the “buyer,” except as detailed below.

In simplest terms, in a cash-settled futures market the counterparty pays cash to the buyer if the price of a futures contract goes up, and buyer pays cash to the counterparty if the price of the futures contract goes down. In order to maintain its exposure to the Canucks Index, the Fund intends to exit its futures contracts as they near expiration and replace them with new futures contracts with a later expiration date. Futures contracts with a longer term to expiration may be priced higher than futures contracts with a shorter term to expiration, a relationship called “contango”. When rolling futures contracts that are in contango the Fund will close its long position by selling the shorter-term contract at a relatively lower price and buying a longer-dated contract at a relatively higher price. The presence of contango will adversely affect the performance of the Fund. Conversely, futures contracts with a longer term to expiration may be priced lower than futures contracts with a shorter term to expiration, a relationship called “backwardation”. When rolling long futures contracts that are in backwardation, the Fund will close its long position by selling the shorter-term contract at a relatively higher price and buying a longer-dated contract at a relatively lower price. The presence of backwardation may positively affect the performance of the Fund. Further, the returns of the Canucks Index Futures Contracts may differ from that of the Canucks Index due to the divergence in prices or the costs associated with investing in futures contracts, which may negatively impact the Fund’s returns.

The Fund invests in Canucks Index Futures Contracts indirectly via the Subsidiary. The Subsidiary and the Fund will have the same investment adviser and investment objective. The Subsidiary will also follow the same general investment policies and restrictions as the Fund. Except as noted herein, for purposes of this Prospectus, references to the Fund’s investment strategies and risks include those of the Subsidiary. The Fund complies with the provisions of the 1940 Act governing investment policies and capital structure and leverage on an aggregate basis with the Subsidiary. Furthermore, the Adviser, as the investment adviser to the Subsidiary, complies with the provisions of the 1940 Act relating to investment advisory contracts as it relates to its advisory agreement with the Subsidiary. The Subsidiary also complies with the provisions of the 1940 Act relating to affiliated transactions and custody. Because the Fund intends to qualify for treatment as a regulated investment company (a “RIC”) under the Internal Revenue Code of 1986 (the “Code”), the size of the Fund’s investment in the Subsidiary will not exceed 25% of the Fund’s total assets at or around each quarter end of the Fund’s fiscal year. In order to qualify as a RIC, the Fund will have to reduce its exposure to its Subsidiary on or around the end of each of the Fund’s fiscal quarter ends. The Fund expects to reduce its exposure to its Subsidiary during these periods by investing in certain other investments as described below. During these periods, the Fund may not achieve its investment objective. At other times of the year, the Fund’s investments in the Subsidiary will significantly exceed 25% of the Fund’s total assets. The Subsidiary’s custodian is U.S. Bank, N.A.

If circumstances occur where market prices for Canucks Index Futures Contracts were not readily available, the Fund would fair value its Canucks Index Futures Contracts in accordance with its pricing and valuation policy and procedures for fair value determinations. Pursuant to those policies and procedures, the Adviser would consider various factors, such as pricing history; market levels prior to price limits or halts; and supply, demand, and open interest in Canucks Index Futures Contracts, among other factors. The Adviser would document its proposed pricing and methodology, detailing the factors that entered into the valuation.

Collateral Investments

The Fund will also invest its assets in Collateral Investments. The Collateral Investments may consist of high-quality securities, which include: (1) U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury; (2) investment companies registered under the 1940 Act that invest in high-quality securities; and/or (3) corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by businesses that are rated investment grade or determined by the Adviser to be of comparable quality. For these purposes, “investment grade” is defined as investments with a rating at the time of purchase in one of the four highest categories of at least one nationally recognized statistical rating organization (e.g., BBB- or higher from S&P Global Ratings or Baa3 or higher from Moody’s Investors Service, Inc.).

The Collateral Investments are designed to provide liquidity, serve as margin, or otherwise collateralize the Subsidiary’s investments in Canucks Index-Linked Instruments. The Fund expects that it will primarily invest its assets, and that the Subsidiary will primarily invest its assets, in Collateral Investments that are “securities,” as such term is defined under the 1940 Act.

Other Investments

In order to help the Fund maintain exposure to the Canucks Index, maintain its tax status as a RIC on days in and around quarter-end, help the Fund maintain its desired exposure to Canucks Index Futures Contracts when it is approaching or has exceeded position limits or accountability levels, or because of liquidity or other constraints, the Fund may invest in the following:

Reverse Repurchase Agreements

The Fund may invest in reverse repurchase agreements which are a form of borrowing in which the Fund sells portfolio securities to financial institutions and agrees to repurchase them at a mutually agreed-upon date and price that is higher than the original sale price, and use the proceeds for investment purchases.

As a result of the Fund repurchasing the securities at a higher price, the Fund will lose money by engaging in reverse repurchase agreement transactions.

As noted above, because the Fund intends to qualify for treatment as a RIC under the Code, the size of the Fund’s investment in the Subsidiary will not exceed 25% of the Fund’s total assets at or around each quarter end of the Fund’s fiscal year (the “Asset Diversification Test”). At other times of the year, the Fund’s investments in the Subsidiary will significantly exceed 25% of the Fund’s total (or gross) assets.

When the Fund seeks to reduce its total assets exposure to the Subsidiary, it may use the short-term Treasury Bills it owns (and purchase additional Treasury Bills as needed) to transact in reverse repurchase agreement transactions, which are ostensibly loans to the Fund. Those loans will increase the gross assets of the Fund, which the Adviser expects will allow the Fund to meet the Asset Diversification Test. When the Fund enters into a reverse repurchase agreement, it will either (i) be consistent with Section 18 of the 1940 Act and maintain asset coverage of at least 300% of the value of the reverse repurchase agreement; or (ii) treat the reverse repurchase agreement transactions as derivative transactions for purposes of Rule 18f-4 under the 1940 Act (“Rule 18f-4”), including as applicable, the value-at-risk based limit on leverage risk.

Other Investment Companies

The Fund may invest in shares of Other Investment Companies, that is, shares of investment companies registered under the 1940 Act that invest in similar assets to those in which the Fund may invest.

Exchange-traded option contracts on shares of Other Investment Companies.

The Fund may invest in exchange-listed option contracts on shares of Other Investment Companies, which invest in similar assets to those in which the Fund may invest. An option is a contract that gives the purchaser of the option, in return for the premium paid, the right to buy shares of an investment company, from the writer of the option (in the case of a call option), or to sell shares of the investment company to the writer of the option (in the case of a put option) at a designated price during the term of the option. The premium paid by the buyer of an option will reflect, among other things, the relationship of the exercise price to the market price and the volatility of the shares of the investment company, the remaining term of the option, supply, demand, interest rates and/or currency exchange rates. The Fund may utilize “American” style options or “European” style options. American style options are exercisable on any date prior to the expiration date of the option contract. In contrast, European style options are exercisable only on the expiration date of the option contract.

Swaps that reference Canucks Index Futures Contracts, Other Investment Companies, or the Canucks Index.

Swap contracts are transactions entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a swap transaction, the Fund and a counterparty will agree to exchange or “swap” payments based on the change in value of an underlying asset or benchmark. For example, the two parties may agree to exchange the return (or differentials in rates of returns) earned or realized on a particular investment or instrument. In the case of the Fund, the reference asset can be Canucks Index Futures Contracts, Other Investment Companies or the Canucks Index.

Principal Risks

As with all investments, there are certain risks of investing in the Fund. Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective. An investment in the Fund does not represent a complete investment program. An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, the Adviser or any of their affiliates. You should consider carefully the following risks before investing in the Fund.

Each risk noted below is considered a principal risk of investing in the Fund, regardless of the order in which it appears. The significance of each risk factor below may change over time and you should review each risk factor carefully.

Risks Specific to the Fund’s Investments

Investment Strategy Risk. The Fund, through the Subsidiary, invests primarily in Canucks Index Futures Contracts. The Fund does not invest directly in prediction markets, event contracts or other instruments that provide exposure to individual sporting event or season-long outcomes or to investments that provide exposure to the financial performance of individual sports teams or leagues. Instead, the Fund seeks to benefit from increases in the price of Canucks Index Futures Contracts. The price of Canucks Index Futures Contracts may not be an accurate measure of the Canucks Index. Consequently, the Fund may perform differently from the performance of the Canucks Index. There can be no guarantee that the performance of Canucks Index Futures Contracts will be highly correlated to the performance of the Canucks Index. Transaction costs (including the costs associated with futures investing), position limits, the availability of counterparties and other factors may impact the cost and pricing of Canucks Index Futures Contracts and decrease the correlation between the performance of Canucks Index Futures Contracts and the Canucks Index, over short- or long-term periods. In addition, the performance of back-month Canucks Index Futures Contracts is likely to differ more significantly from the performance of the Canucks Index. To the extent the Fund is invested in back-month Canucks Index Futures Contracts, the performance of the Fund should be expected to deviate more significantly from the performance of the Canucks Index. Moreover, because the Canucks Index is uninvestable, the Fund can only gain exposure through futures contracts and other derivatives, and differences between the prices of those instruments and the levels of the Canucks Index may result in the Fund experiencing larger losses or smaller gains than would be implied by changes in the Canucks Index alone.

Sports Performance Risk. The Fund’s investment strategy is inherently speculative. The value of Canucks Index Futures Contracts is derived from the statistical performance of a single professional sports team as measured by the Canucks Index. Successfully investing in Canucks Index Futures Contracts requires that the team tracked by the index performs well statistically over the course of a season, an outcome that is inherently uncertain and subject to numerous unpredictable variables, including player health, competitive dynamics, coaching decisions, and random variation in athletic performance. The Canucks Index may decline in value, and there can be no assurance that the team tracked by the index will perform at or above the levels implied by the prices of Canucks Index Futures Contracts at the time the Fund obtains exposure.

On-Ice Performance and Competitive Results Risk. The Fund’s investment performance is linked to the on-ice statistical performance of a single NHL team during the regular season and, if applicable, the playoffs. The prices of Canucks Index Futures Contracts are expected to rise when the team performs well statistically and to fall when the team performs poorly. Competitive results in professional hockey are inherently unpredictable and can be influenced by factors entirely outside the team’s control, including the performance of opposing teams, referee calls, random puck bounces, weather affecting travel, and in-game injuries. A team may enter a season with high expectations based on roster strength, coaching hires, or offseason acquisitions, only to underperform due to chemistry issues, unexpected injuries to key players, player slumps, or tactical mismatches against divisional opponents. The NHL season extends over several months and includes 82 regular season games per team, during which even a strong team may experience prolonged losing streaks that cause material declines in the Canucks Index. If the team fails to make the playoffs, the Fund will not benefit from any potential uplift in index value that could accompany postseason success. Conversely, early playoff elimination could cause sharp declines in futures prices if the market had priced in deeper postseason performance. Because the Fund is concentrated in a single NHL team, there is no opportunity to offset poor on-ice performance by gaining exposure to a stronger team or a different sport.

Canucks Index Investing Risk. The Fund is indirectly exposed to the risks of the Canucks Index through its investments in Canucks Index Futures Contracts and other Canucks Index-Linked Instruments. The Fund does not invest in the Canucks Index, which is an uninvestable index. The performance of the Canucks Index will be very different from a portfolio of Canucks Index Futures Contracts.

The Canucks Index moves up or down based on officially reported statistics from every game, match, or event throughout the regular season and postseason. Positive statistical actions (e.g., goals scored, points earned) add value to the index, while negative actions (e.g., opponent scoring, penalties or setbacks) subtract value. Poor statistical performance by the Vancouver Canucks could have a significant negative impact on the level of the Canucks Index and therefore the value of the Fund. In addition, unlike instruments that are based on tradable reference assets, the Canucks Index Futures Contracts and Canucks Index-Linked Instruments are tied to an index that is not directly investable and, thus, have settlement prices based on the calculation of that index, not the price of a tradable asset.

Concentrated Single-Team Exposure Risk. The Fund’s investment strategy results in concentrated exposure to a single professional sports team’s statistical performance (i.e., the Vancouver Canucks) as measured by an index. Unlike diversified funds that spread risk across multiple asset classes, sectors, or issuers, the Fund’s performance is primarily driven by the statistical output of one team over the course of a season. As a result, the Fund is more susceptible to risks affecting that team, including player injuries, suspensions, trades, retirements, coaching changes, front-office turnover, league sanctions, labor disputes, lockouts, or other events that directly or indirectly influence the team’s on-ice statistical performance. This degree of concentration will likely increase volatility in the Fund’s NAV, heighten the likelihood of significant losses over short periods, and cause the Fund’s returns to diverge substantially from those of more diversified investments. Additionally, because the Fund is concentrated in a single team, it is inherently concentrated in a single professional sports league. This subjects the Fund to league-specific risks, including league-wide labor disputes, broad scandal, changes to the structure or rules of the league, or events that cause the cancellation or suspension of games. The Fund has no ability to rotate exposure into a different team, sport, or league in response to adverse developments affecting the team to which it has exposure.

Insider Trading and Information Asymmetry Risk. Unlike securities markets, which are governed by well-established insider trading prohibitions under the Securities Exchange Act of 1934, the legal framework governing trading on the basis of material, non-public information in the context of commodity futures is less developed. While the CFTC has broad anti-manipulation and anti-fraud authority under the Commodity Exchange Act (“CEA”), specific rules and judicial precedent addressing what constitutes improper trading on non-public information in the context of sports-linked futures remain nascent. Certain individuals may possess material, non-public information that could affect the statistical performance of the Canucks Index and, consequently, the prices of Canucks Index Futures Contracts. Such individuals may include, without limitation, team coaches, players, trainers, team medical staff, front office personnel, referees, officials, league personnel, or sports data providers. For example, undisclosed injuries to key players or undisclosed lineup changes could materially affect the level of the Canucks Index. Such persons could trade Canucks Index Futures Contracts or Fund Shares to profit from their informational advantage prior to public disclosure. There is no guarantee that exchanges, the CME, or the CFTC will successfully detect and prevent such trading, and the Fund has no means of preventing such individuals from purchasing or selling Fund Shares. The participation of informed insiders in the market for Canucks Index Futures Contracts can create adverse selection for other market participants and distort market prices. Because the Fund is concentrated in a single team, the impact of insider trading on the Fund may be more pronounced than in markets with broader diversification.

League Credibility and Sports Integrity Risk. The Canucks Index is calculated based on official league statistics derived from the games of a single professional sports team, and the integrity of those games is fundamental to the reliability of the index. Efforts to interfere with the team’s games, including match-fixing, point-shaving, or referee manipulation, could materially affect the statistical data upon which the Canucks Index is based, create significant uncertainty regarding index levels, and cause pronounced price volatility in Canucks Index Futures Contracts. Confirmed or suspected game interference may also prompt legislative or regulatory responses, including restrictions on sports-linked financial products or emergency rulemaking by the CFTC, that could restrict the listing or trading of Canucks Index Futures Contracts. Even widely publicized allegations of interference, absent actual misconduct, could undermine market confidence in the Canucks Index and the futures contracts that reference it.

Gaming and State Regulatory Litigation Risk. Exchanges that list sports-linked financial instruments, including Canucks Index Futures Contracts, may be subject to legal challenges brought by state attorneys general, state gaming commissions, and other state-level actors asserting that such instruments constitute regulated gambling or gaming activity under state law, notwithstanding that such contracts are listed on a CFTC-regulated exchange. Such proceedings may assert that the listing of sports-linked contracts violates state gaming statutes, requires state gaming or sports wagering licenses, or constitutes an illegal gambling enterprise. These exchanges, and the CFTC in certain court filings, have asserted that the CEA and the CFTC’s exclusive jurisdiction over CFTC-regulated exchanges preempts state gaming regulations. There is no assurance that federal courts will rule in favor of federal preemption, and resolution may require years of litigation and potentially appellate review. An adverse ruling could result in the suspension or cessation of trading in Canucks Index Futures Contracts, material operational restrictions, significant financial penalties, or the effective loss of the ability to list sports-linked futures. Any of these outcomes could materially and adversely affect the Fund’s ability to achieve its investment objective and could result in significant losses.

Platform and Distribution Restriction Risk. Broker-dealers, registered investment adviser platforms, wirehouses, and other financial intermediaries may refuse to list, recommend, or permit purchases of Fund Shares through their platforms due to the Fund’s association with sports performance outcomes and the perception that such products are akin to sports wagering, regardless of the Fund’s legal status as a registered investment company under the 1940 Act. Certain intermediaries may permit only unsolicited purchases, prohibit financial advisers from recommending the Fund, or exclude the Fund from model portfolios entirely. These restrictions could limit the Fund’s accessible investor base, constrain assets under management, reduce secondary market liquidity, widen bid-ask spreads, and increase the likelihood that Fund Shares will trade at significant premiums or discounts to net asset value. Even if an intermediary initially permits distribution, it may subsequently restrict access in response to adverse regulatory developments, reputational concerns, or changes in compliance policies. If a significant number of intermediaries refuse to distribute Fund Shares, the Fund may be unable to achieve sufficient scale, which could increase the Fund’s expense ratio, reduce trading volume, and impair the Fund’s ability to operate effectively.

Novel Market Risk. Canucks Index Futures Contracts are a novel asset class with limited trading history. The market may not develop the depth, liquidity, or trading efficiency associated with more established futures markets, and its pricing may be influenced by factors unrelated to fundamental assessments of team performance, including speculative activity, behavioral biases, regulatory headlines, or concentrated participation by a limited number of traders. There is limited historical data on which to base expectations regarding future price behavior, volatility patterns, or the costs associated with maintaining exposure, and traditional risk metrics may not accurately capture the risks of investing in this market. There can be no assurance that the market for Canucks Index Futures Contracts will achieve or sustain the level of participation, liquidity, and price discovery necessary for the Fund to effectively pursue its investment objective.

Limited Price Discovery and Market Depth Risk. Because Canucks Index Futures Contracts are a newly created instrument class, the market may lack the depth, breadth, and participation necessary for reliable price discovery. Traditional commodity futures markets benefit from decades of participation by commercial hedgers, speculators, and arbitrageurs whose activities contribute to efficient pricing. The market for Canucks Index Futures Contracts is expected to have few, if any, natural commercial hedgers, and may be dominated by retail speculators, algorithmic traders, or a small number of institutional participants. This concentrated participation could result in prices that do not accurately reflect fair value, wider bid-ask spreads, and elevated intraday price volatility. In thin markets, even modest order flow from the Fund could move prices against the Fund, increasing transaction costs and reducing returns. There can be no assurance that the market for Canucks Index Futures Contracts will develop sufficient liquidity over time, and the Fund may be unable to establish or exit positions at prices the Fund considers favorable.

Seasonality and Offseason Risk. The Canucks Index resets to a standardized base value prior to the start of each sports season and has a defined life cycle that ends following the postseason. Because the Fund tracks a single team in a single sport, the Fund is tied to that sport’s competitive calendar and has no ability to diversify across sports or rotate into a sport that is in-season when the team’s sport is not. During the playing season, the Canucks Index moves in real-time based on officially reported game statistics, and the prices of Canucks Index Futures Contracts are expected to reflect both the current index level and market expectations regarding future team performance. During the offseason, however, the Canucks Index will not move because no games are being played, and the Fund’s exposure to Canucks Index Futures Contracts will behave differently than during the playing season. The Fund anticipates maintaining exposure to Canucks Index Futures Contracts during the offseason. Although the underlying index will be static during this period, the prices of Canucks Index Futures Contracts may still fluctuate based on market expectations regarding the team’s prospects for the upcoming season, including coaching changes, player trades, draft picks, free agent signings, injury recovery timelines, training camp developments, and other factors that affect the market’s assessment of the team’s likely statistical performance. However, because the index itself is not moving during the offseason, the magnitude of futures price movements may be reduced relative to the playing season, and the relationship between futures prices and the underlying index level may be less predictable. There can be no assurance that the Fund’s offseason futures holdings will appreciate in value, and the Fund may experience losses during the offseason if market sentiment regarding the team’s upcoming season deteriorates. In addition, there can be no assurance that Canucks Index Futures Contracts will be available in sufficient volume or at favorable pricing during the offseason or at the start of a new season.

League Discontinuation, Lockout, or Strike Risk. The Fund’s ability to invest in Canucks Index Futures Contracts depends on the continued operation of the NHL and the playing of scheduled games. Labor disputes between the NHL and its players’ union could result in a lockout or strike that suspends or cancels all or a significant portion of a season. The NHL has previously experienced work stoppages, including a full-season cancellation in 2004-2005. During any such period, no games would be played, the Canucks Index would not generate data, and trading in Canucks Index Futures Contracts could be suspended or severely impaired. The Fund would be unable to pursue its investment strategy during such a period, may be forced to liquidate positions at disadvantageous prices, and could experience substantial losses. Even after a labor dispute is resolved, the shortened or restructured season could materially change the statistical patterns underlying the index methodology. In addition, force majeure events such as a pandemic, natural disaster, or other circumstances beyond the control of the league could cause widespread game cancellations or delays. There can be no assurance that the league will not experience a work stoppage or other extended interruption during the Fund’s investment period, or that the Fund will be able to recover any losses incurred as a result of such events.

Index Provider and Data Dependency Risk. The Canucks Index is maintained and calculated by a single Index Provider, FutureSports. If the Index Provider were to experience operational failures, cease operations, lose its data feed from the applicable sports league, experience a cybersecurity breach, or otherwise become unable to calculate the Canucks Index, Canucks Index Futures Contracts may have no reliable reference value, which could materially and adversely affect the value of the Fund. In addition, the Canucks Index is calculated solely on the basis of officially reported statistics from a single sports league. The league serves as the data source but does not participate in index determination or governance. If the league were to report incorrect statistics, issue post-game corrections, change how it reports or categorizes statistics, delay reporting, or discontinue the provision of data to the Index Provider, the settlement prices of Canucks Index Futures Contracts could be based on erroneous or incomplete data. Furthermore, the Index Provider controls the methodology by which official statistics are translated into index points. If the Index Provider amends or discontinues its methodology, the behavior of the Canucks Index could change materially and the futures market may not immediately price in such changes. The Canucks Index is calculated in real-time while games are being played, which introduces latency, data-feed, and computational risks that differ from those associated with traditional financial indexes.

Trading Hours and Sporting Event Timing Risk. NHL games may occur during evening hours, on weekends, and on holidays when the Exchange is closed and when the market for Canucks Index Futures Contracts may have limited or no trading activity. Because the Canucks Index moves in real-time while games are being played, material index movements may occur during periods when investors are unable to buy or sell Shares or when Canucks Index Futures Contracts are not actively trading. As a result, the opening price of Shares and the prices of Canucks Index Futures Contracts on the next trading session may differ significantly from the prior session’s closing prices, potentially resulting in large gaps at the open. Shareholders may not be able to sell their Shares until after such a gap has been fully realized, resulting in an inability to mitigate losses in a declining market.

Futures Contracts Risk. Risks of futures contracts include: (i) an imperfect correlation between the value of the futures contract and the underlying asset; (ii) possible lack of a liquid secondary market; (iii) the inability to close a futures contract when desired; (iv) losses caused by unanticipated market movements, which may be unlimited; (v) an obligation for the Fund to make daily cash payments to maintain its required margin, particularly at times when the Fund may have insufficient cash; and (vi) unfavorable execution prices from rapid selling. Unlike equities, which typically entitle the holder to a continuing stake in a corporation, futures contracts normally specify a certain date for settlement in cash based on the reference asset. As the futures contracts approach expiration, they may be replaced by similar contracts that have a later expiration. This process is referred to as “rolling.” If the market for these contracts is in “contango,” meaning that the prices of futures contracts in the nearer months are lower than the price of contracts in the distant months, the sale of the near-term month contract would be at a lower price than the longer-term contract, resulting in a cost to “roll” the futures contract. The actual realization of a potential roll cost will be dependent upon the difference in price of the near and distant contract. Because the margin requirement for futures contracts is less than the value of the assets underlying the futures contract, futures trading involves a degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 40% of the value of the futures contract is deposited as margin, a subsequent 20% decrease in the value of the futures contract would result in a loss of half of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A decrease in excess of 40% would result in a loss exceeding the original margin deposit, if the futures contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount initially invested in the futures contract. However, the Fund would presumably have sustained comparable losses if, instead of investing in the futures contract, it had invested in the underlying financial instrument and sold it after the decline. Further, if the market for Canucks Index Futures Contracts is in a period of contango, if the performance of the Canucks Index and the price of Canucks Index Futures Contracts were to decline, the Fund would experience the negative impact of contango. The impact of backwardation or contango may lead to the returns of the Fund to vary significantly from the total return of other price references. Additionally, in the event of a prolonged period of contango, and absent the impact of rising or falling pricing in the Canucks Index, this could have a significant negative impact on the Fund’s NAV and total return.

Position Limits and Price Limits

The CFTC and various exchanges on which Canucks Index Futures Contracts trade have established position limits and price limits for Canucks Index Futures Contracts. Position limit regulation and price limit regulation serve distinct purposes and are regulated differently.

Position limits are designed to prevent excessive speculation that could cause sudden or unreasonable fluctuations in the price of a commodity. They limit the maximum number of contracts a person or entity can hold in a particular commodity.

Price limits are mechanisms to maintain orderly markets by restricting the price range within which futures contracts can trade during a trading session. They prevent extreme price movements that could disrupt market stability. Price limits are typically set as a percentage of the previous day's settlement price. When price limits are hit, trading may be halted or expanded depending on the product and regulatory rules. Unlike position limits, price limits do not restrict the number of contracts a trader can hold but rather the price at which those contracts can be traded. When a price limit is hit, the market for Canucks Index Futures Contracts may temporarily halt until price limits can be expanded or trading may be stopped for the day.

If the Fund is unable to buy or sell Canucks Index Futures Contracts as a result of position limits being hit or price limits that result in a halted or closed market—or for other reasons including limited liquidity in the market for Canucks Index Futures Contracts, a disruption to the market for Canucks Index Futures Contracts, or as a result of margin requirements, accountability levels, or other limitations imposed by the Fund’s futures commission merchants (“FCMs”), the listing exchanges, or the CFTC—the Adviser would take such action as it believes appropriate and in the best interest of the Fund in consideration of the facts and circumstances at such time, including: (i) investing in Canucks Index-Linked Instruments that are not Canucks Index Futures Contracts; (ii) requiring that authorized participants purchase and redeem in large blocks of shares called “Creation Units” through an exchange for related position (EFRP) method rather than in cash; (iii) applying increased authorized participant variable transaction fees for purchases or redemptions of Creation Units made in cash; or (iv) de-levering the Fund, relative to its investment objective, by an amount reflecting prevailing price limits. In addition, the Fund generally may suspend the issuance of Creation Units only for a limited time and only due to extraordinary circumstances, such as when the markets on which the ETF’s portfolio holdings are traded are closed for a limited period of time; that is to say, when the Fund is unable to increase its exposure to underlying assets.

Cost of Futures Investment Risk. When a Canucks Index Futures Contract is nearing expiration, the Fund will generally sell it and use the proceeds to buy a Canucks Index Futures Contract with a later expiration date. This is commonly referred to as “rolling”.

If the Fund rolls Canucks Index Futures Contracts that are in contango, the Fund would sell a lower priced, expiring contract and purchase a higher priced, longer-dated contract. The price difference between the expiring contract and longer-dated contract associated with rolling Canucks Index Futures Contracts is typically substantially higher than the price difference associated with rolling other futures contracts. Contango in the market for Canucks Index Futures Contracts may have a significant adverse impact on the performance of the Fund and may cause Canucks Index Futures Contracts and the Fund to underperform the Canucks Index. Both contango and backwardation would reduce the Fund’s correlation to the Canucks Index and may limit or prevent the Fund from achieving its investment objective. The impact of both contango and backwardation may also be greater to the extent the Fund invests in back-month Canucks Index Futures Contracts.

Investment Capacity Risk. If the Fund’s ability to obtain exposure to Canucks Index Futures Contracts consistent with its investment objective is disrupted for any reason, including but not limited to, limited liquidity in the market for Canucks Index Futures Contracts, a disruption to the market for Canucks Index Futures Contracts, or as a result of margin requirements or position limits imposed by the Fund’s FCMs, the CME, or the CFTC, and the Fund could not otherwise meet its investment objective through the use of other investments discussed above, the Fund would not be able to achieve its investment objective and may experience significant losses.

Liquidity Risk. The market for the Canucks Index Futures Contracts may be subject to periods of illiquidity. During such times it may be difficult or impossible to buy or sell a position at the desired price. Market disruptions or volatility can also make it difficult to find a counterparty willing to transact at a reasonable price and sufficient size. Illiquid markets may cause losses, which could be significant. Large positions also increase the risk of illiquidity, which may make the Fund’s positions more difficult to liquidate, and increase the losses incurred while trying to do so.

Derivatives Risk. In addition to Canucks Index Futures Contracts, the Fund may obtain exposure through the following other derivatives: (1) exchange traded options on Other Investment Companies and/or (2) swap agreement transactions that reference Canucks Index Futures Contracts, Other Investment Companies, or the Canucks Index.

Investing in derivatives may be considered aggressive and may expose the Fund to risks different from, or possibly greater than, the risks associated with investing directly in the reference asset(s) underlying the derivative (e.g., the securities or commodities contained in the Fund). The use of derivatives may result in larger losses or smaller gains than directly investing in securities or commodities. The risks of using derivatives include: (1) the risk that there may be imperfect correlation between the price of the financial instruments and movements in the prices of the reference asset(s); (2) the risk that an instrument is mispriced; (3) credit or counterparty risk on the amount a Fund expects to receive from a counterparty; (4) the risk that securities prices, interest rates and currency markets will move adversely and a Fund will incur significant losses; (5) the risk that the cost of holding a financial instrument might exceed its total return; and (6) the possible absence of a liquid secondary market for a particular instrument and possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to adjust a Fund’s position in a particular instrument when desired. Each of these factors may prevent a Fund from achieving its investment objective and may increase the volatility (i.e., fluctuations) of the Fund’s returns. Because derivatives often require limited initial investment, the use of derivatives also may expose a Fund to losses in excess of those amounts initially invested.

The performance of any Canucks Index-Linked Instrument may not track the performance of its underlying benchmark due to embedded costs and other factors. Thus, to the extent the Fund invests in swaps that use a Canucks Index-Linked Instrument as the reference asset, the Fund may be subject to greater correlation risk and may not achieve as high a degree of correlation with its investment objective than if the Fund only used Canucks Index Futures Contracts.

Swap Agreements Risk. The Fund may enter into cash-settled swaps and other derivatives to gain exposure to an underlying asset without actually purchasing such asset. Swaps are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on a particular pre-determined interest rate, commodity, security, indexes, or other assets or measurable indicators. The primary risks associated with the use of swaps are mispricing or improper valuation, imperfect correlation between movements in the notional amount and the price of the underlying investments, and the failure of a counterparty to perform. If a counterparty’s creditworthiness for an over-the-counter swap declines, the value of the swap would likely decline. Moreover, there is no guarantee that the Fund could eliminate its exposure under an outstanding swap by entering into an offsetting swap with the same or another party. In addition, the Fund may use a combination of swaps on an underlying index.

Options Risk. The Fund may purchase exchange-traded options that reference shares of Other Investment Companies. Transactions in options generally require less capital than equivalent stock transactions. They may return smaller dollar figures but a potentially greater percentage of the investment than equivalent stock transactions. The potential profit is limited to the premium received for the contract. The potential loss can be unlimited. While leverage means the percentage returns can be significant, the amount of cash required is smaller than equivalent stock transactions. It is possible to lose the entire principal invested, and sometimes more. As an options holder, a Fund risks the entire amount of the premium it pays. But as an options writer, it takes on a much higher level of risk. For example, if the Fund writes an uncovered call, it faces unlimited potential loss, since there is no cap on how high a stock price can rise. When buying options, a Fund risks losing the premium paid, plus commissions and fees.

Reverse Repurchase Agreements Risk. The Fund may invest in reverse repurchase agreements. Reverse repurchase agreements are transactions in which the Fund sells portfolio securities to financial institutions such as banks and broker-dealers, and agrees to repurchase them at a mutually agreed-upon date and price which is higher than the original sale price. Reverse repurchase agreements are a form of leverage and the use of reverse repurchase agreements by the Fund may increase the Fund’s volatility. The Fund incurs costs, including interest expenses, in connection with the opening and closing of reverse repurchase agreements that will be borne by the shareholders.

Reverse repurchase agreements are also subject to the risk that the other party to the reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Fund. In situations where the Fund is required to post collateral with a counterparty, the counterparty may fail to segregate the collateral or may commingle the collateral with the counterparty’s own assets. As a result, in the event of the counterparty’s bankruptcy or insolvency, the Fund’s collateral may be subject to the conflicting claims of the counterparty’s creditors, and the Fund may be exposed to the risk of a court treating the Fund as a general unsecured creditor of the counterparty, rather than as the owner of the collateral. There can be no assurance that a counterparty will not default and that the Fund will not sustain a loss on a transaction as a result.

Reverse repurchase agreements also involve the risk that the market value of the securities sold by the Fund may decline below the price at which it is obligated to repurchase the securities. In addition, when the Fund invests the proceeds it receives in a reverse repurchase transaction, there is a risk that those investments may decline in value. In this circumstance, the Fund could be required to sell other investments in order to meet its obligations to repurchase the securities.

Risks Related to Investing in Other Investment Companies. The Fund may invest in long or short positions in Other Investment Companies (i.e., investment companies registered under the 1940 Act that invest in similar assets to those in which the Fund may invest). Investing in Other Investment Companies may involve duplication of advisory or management fees and certain other expenses. By investing in Other Investment Companies, the Fund becomes a shareholder of that Other Investment Company. As a result, Fund shareholders indirectly bear the Fund’s proportionate share of the fees and expenses paid by shareholders of the Other Investment Company, in addition to the fees and expenses Fund shareholders bear in connection with the Fund’s own operations. As a shareholder, the Fund must rely on the Other Investment Company to achieve its investment objective. The Fund’s performance may be magnified positively or negatively by virtue of its investment in the Other Investment Company. If the Other Investment Company fails to achieve its investment objective, the value of the Fund’s investment could decline, thus affecting the Fund’s performance. In addition, because certain Other Investment Company shares are listed on national stock exchanges and are traded like stocks on an exchange, their shares potentially may trade at a discount or a premium. Investments in such shares may be subject to brokerage and other trading costs, which could result in greater expenses to the Fund. Finally, because the value of certain Other Investment Company shares may depend on the demand in the market, the Adviser may not be able to liquidate the Fund’s holdings in those shares at the most optimal time, adversely affecting the Fund’s performance.

Collateral Investments Risk. The Fund’s use of Collateral Investments may include obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities, including bills, notes and bonds issued by the U.S. Treasury, investment companies registered under the 1940 Act that invest in high-quality securities and corporate debt securities, such as commercial paper.

Some securities issued or guaranteed by federal agencies and U.S. Government-sponsored instrumentalities may not be backed by the full faith and credit of the United States, in which case the investor must look principally to the agency or instrumentality issuing or guaranteeing the security for ultimate repayment, and may not be able to assert a claim against the United States itself in the event that the agency or instrumentality does not meet its commitment. The U.S. Government, its agencies and instrumentalities do not guarantee the market value of their securities, and consequently, the value of such securities may fluctuate. Although the Fund may hold securities that carry U.S. Government guarantees, these guarantees do not extend to the Shares.

Investment companies that invest in high-quality securities are subject to management fees and other expenses. Therefore, investments in these funds will cause the Fund to bear indirectly a proportional share of the fees and costs of the funds in which it invests. At the same time, the Fund will continue to pay its own management fees and expenses with respect to all of its assets, including any portion invested in the shares of such fund. It is possible to lose money by investing in investment companies that invest in high-quality securities.

Corporate debt securities such as commercial paper generally are short-term unsecured promissory notes issued by businesses. Corporate debt may carry variable or floating rates of interest. Corporate debt securities carry both credit risk and interest rate risk. Credit risk is the risk that the Fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it is due.

Asset Concentration Risk. Since the Fund may take concentrated positions in Canucks Index Futures Contracts, the Fund’s performance may be hurt disproportionately and significantly by the poor performance of those positions to which it has significant exposure. Asset concentration makes the Fund more susceptible to any single occurrence affecting the underlying positions and may subject the Fund to greater market risk than more diversified funds.

Counterparty Risk. The Fund will be subject to credit risk (i.e., the risk that a counterparty is unwilling or unable to make timely payments or otherwise meet its contractual obligations) with respect to the amount the Fund expects to receive from counterparties to: Canucks Index Futures Contracts; reverse repurchase agreements; swaps on Canucks Index Futures Contracts, Other Investment Companies, or the Canucks Index.

The Fund may be negatively impacted if a counterparty becomes bankrupt or otherwise fails to perform its obligations under such an agreement. The Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding and the Fund may obtain only limited recovery or may obtain no recovery in such circumstances. In order to attempt to mitigate potential counterparty credit risk, the Fund typically enters into transactions with major financial institutions.

The counterparty to an exchange-traded futures contract is subject to the credit risk of the clearing house and the FCM through which it holds its position. Specifically, the FCM or the clearing house could fail to perform its obligations, causing significant losses to the Fund. For example, the Fund could lose margin payments it has deposited with an FCM as well as any gains owed but not paid to the Fund, if the FCM or clearing house becomes insolvent or otherwise fails to perform its obligations. Credit risk of market participants with respect to derivatives that are centrally cleared is concentrated in a few clearing houses and it is not clear how an insolvency proceeding of a clearing house would be conducted and what impact an insolvency of a clearing house would have on the financial system. Under current CFTC regulations, a FCM maintains customers’ assets in a bulk segregated account. If a FCM fails to do so, or is unable to satisfy a substantial deficit in a customer account, its other customers may be subject to risk of loss of their funds in the event of that FCM’s bankruptcy. In that event, in the case of futures, the FCM’s customers are entitled to recover, even in respect of property specifically traceable to them, only a proportional share of all property available for distribution to all of that FCM’s customers. In addition, if the FCM does not comply with the applicable regulations, or in the event of a fraud or misappropriation of customer assets by the FCM, the Fund could have only an unsecured creditor claim in an insolvency of the FCM with respect to the margin held by the FCM. FCMs are also required to transfer to the clearing house the amount of margin required by the clearing house, which amount is generally held in an omnibus account at the clearing house for all customers of the FCM. In addition, the Fund may enter into futures contracts and repurchase agreements with a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. The Fund does not specifically limit its counterparty risk with respect to any single counterparty.

Further, there is a risk that no suitable counterparties are willing to enter into reverse repurchase agreements with the Fund, or continue to enter into, reverse repurchase agreement transactions with the Fund and, as a result, the Fund may not be able to achieve its investment objective. There is also the risk that the Fund may not be able to engage in reverse repurchase agreement transactions because suitable counterparties refuse to enter into transactions with the Fund. Contractual provisions and applicable law may prevent or delay the Fund from exercising its rights to terminate an investment or transaction with a financial institution experiencing financial difficulties, or to realize on collateral, and another institution may be substituted for that financial institution without the consent of the Fund. If the credit rating of a counterparty to a futures contract and/or repurchase agreement declines, the Fund may nonetheless choose or be required to keep existing transactions in place with the counterparty, in which event the Fund would be subject to any increased credit risk associated with those transactions. Also, in the event of a counterparty’s (or its affiliate’s) insolvency, the possibility exists that the Fund’s ability to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral, could be stayed or eliminated under special resolution regimes adopted in the United States, the European Union and various other jurisdictions. Such regimes provide government authorities with broad authority to intervene when a financial institution is experiencing financial difficulty. In particular, the regulatory authorities could reduce, eliminate, or convert to equity the liabilities to the Fund of a counterparty who is subject to such proceedings in the European Union (sometimes referred to as a “bail in”).

Credit Risk. An issuer or other obligated party of a debt security may be unable or unwilling to make dividend, interest and/or principal payments when due. In addition, the value of a debt security may decline because of concerns about the issuer’s ability or unwillingness to make such payments.

Debt Securities Risk. Investments in debt securities subject the holder to the credit risk of the issuer. Credit risk refers to the possibility that the issuer or other obligor of a security will not be able or willing to make payments of interest and principal when due. Generally, the value of debt securities will change inversely with changes in interest rates. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. During periods of falling interest rates, the income received by the Fund may decline. If the principal on a debt security is prepaid before expected, the prepayments of principal may have to be reinvested in obligations paying interest at lower rates. Debt securities generally do not trade on a securities exchange making them generally less liquid and more difficult to value than common stock.

Interest Rate Risk. Interest rate risk is the risk that the value of the debt securities in the Fund’s portfolio will decline because of rising market interest rates. Interest rate risk is generally lower for shorter term debt securities and higher for longer-term debt securities. Duration is a reasonably accurate measure of a debt security’s price sensitivity to changes in interest rates and a common measure of interest rate risk. Duration measures a debt security’s expected life on a present value basis, taking into account the debt security’s yield, interest payments and final maturity. In general, duration represents the expected percentage change in the value of a security for an immediate 1% change in interest rates. For example, the price of a debt security with a three-year duration would be expected to drop by approximately 3% in response to a 1% increase in interest rates. Therefore, prices of debt securities with shorter durations tend to be less sensitive to interest rate changes than debt securities with longer durations. As the value of a debt security changes over time, so will its duration.

Clearing Broker Risk. The Fund’s investments in exchange-traded futures contracts expose it to the risks of a clearing broker (or a FCM). Under current regulations, a clearing broker or FCM maintains customers’ assets in a bulk segregated account. There is a risk that Fund assets deposited with the clearing broker to serve as margin may be used to satisfy the broker’s own obligations or the losses of the broker’s other clients. In the event of default, the Fund could experience lengthy delays in recovering some or all of its assets and may not see any recovery at all. Furthermore, the Fund is subject to the risk that no FCM is willing or able to clear the Fund’s transactions or maintain the Fund’s assets. If the Fund’s FCMs are unable or unwilling to clear the Fund’s transactions, or if the FCM refuses to maintain the Fund’s assets, the Fund will be unable to have its orders for Canucks Index Futures Contracts fulfilled or assets custodied. In such a circumstance, the performance of the Fund will likely deviate from the performance of changes in the Canucks Index and may result in the proportion of Canucks Index Futures Contracts in the Fund’s portfolio relative to the total assets of the Fund to decrease.

Non-Diversification Risk. The Fund is classified as a “non-diversified company” under the 1940 Act. As a result, the Fund is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by the diversification requirements imposed by the Code. The Fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly invested in certain issuers.

Risks Related to the Management of the Fund

Active Management Risk. The Fund is actively managed, and its performance reflects investment decisions that the Adviser makes for the Fund. Such judgments about the Fund’s investments may prove to be incorrect. If the investments selected and the strategies employed by the Fund fail to produce the intended results, the Fund could underperform as compared to other funds with similar investment objectives and/or strategies, or could have negative returns.

Frequent Trading Risk. The Fund regularly purchases and subsequently sells (i.e., “rolls”) individual futures contracts throughout the year so as to maintain a fully invested position. As the contracts near their expiration dates, the Fund rolls them over into new contracts. This frequent trading of contracts may increase the amount of commissions or mark-ups to broker-dealers that the Fund pays when it buys and sells contracts, which may detract from the Fund’s performance. High portfolio turnover may result in the Fund paying higher levels of transaction costs and may generate greater tax liabilities for shareholders. Frequent trading risk may cause the Fund’s performance to be less than expected.

Rebalancing Risk. If for any reason the Fund is unable to rebalance all or a portion of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund may be over- or under-exposed to the returns of the Canucks Index. Additionally, because the market for Canucks Index Futures Contracts is nascent and may be thinly traded, the Fund’s own trading activity, including purchases, sales, and rolling of contracts, could materially influence the prices of Canucks Index Futures Contracts. If the Fund represents a significant portion of the open interest or trading volume, its activity could move prices against it, resulting in higher costs and reduced returns. If other market participants anticipate the Fund’s trading patterns, they may engage in front-running or other anticipatory trading strategies that further increase the Fund’s transaction costs. The trading activity associated with such transactions will contribute to the existing trading volume on the underlying futures contracts and may adversely affect the market price of such underlying futures contracts.

Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or systems failures. The Fund and the Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

Valuation Risk. The Fund or the Subsidiary may hold securities or other assets that may be valued on the basis of factors other than market quotations. This may occur because the asset or security does not trade on a centralized exchange, or in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” assets or securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, there is no assurance that the Fund or the Subsidiary could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund or the Subsidiary would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund or the Subsidiary at that time. The Fund’s ability to value investments may be impacted by technological issues or errors by pricing services or other third-party service providers.

New Fund Risk. As of the date of this prospectus, the Fund has no operating history and currently has fewer assets than larger funds. Like other new funds, large inflows and outflows may impact the Fund’s market exposure for limited periods of time. This impact may be positive or negative, depending on the direction of market movement during the period effected.

Risks Related to Trading of Shares

Trading Issues Risk. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. The Fund may have difficulty maintaining its listing on the Exchange in the event the Fund’s assets are small, the Fund does not have enough shareholders, or if the Fund is unable to proceed with creation and/or redemption orders.

Authorized Participant Concentration Risk. Only an “authorized participant” or “AP” (i.e., broker-dealers and large institutional investors that have entered into participation agreement with the Fund) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that act as APs on an agency basis (i.e. on behalf of other market participants). To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem, in either of these cases, Shares may trade at a discount to the Fund’s net asset value and possibly face delisting.

Market Maker Risk. If the Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of Shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s net asset value and the price at which the Shares are trading on the Exchange, which could result in a decrease in value of the Shares. In addition, decisions by market makers or APs to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Shares trading at a discount to net asset value and also in greater than normal intra-day bid-ask spreads for Shares.

Premium/Discount Risk. The market price of the Fund’s Shares will generally fluctuate in accordance with changes in the Fund’s net asset value as well as the relative supply of and demand for Shares on the Exchange. The Fund’s market price may deviate from the value of the Fund’s underlying portfolio holdings, particularly in time of market stress, with the result that investors may pay more or receive less than the underlying value of the Shares bought or sold. The Adviser cannot predict whether Shares will trade below, at, or above their net asset value because the Shares trade on the Exchange at market prices and not at net asset value. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related, but not identical, to the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. However, given that Shares can only be purchased and redeemed in Creation Units, and only to and from broker-dealers and large institutional investors that have entered into participation agreements (unlike shares of closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset value), the Adviser believes that large discounts or premiums to the net asset value of Shares should not be sustained. In addition, because the Fund provides exposure to the statistical performance of a single professional sports team, demand for Shares may be influenced by fan loyalty, emotional attachment, and team-related sentiment rather than by rational assessments of the Fund’s expected risk-adjusted returns. These demand patterns could increase intraday volatility in Fund Shares, widen bid-ask spreads, and result in investors purchasing or selling Shares at prices that do not reflect the Fund’s underlying NAV. During stressed market conditions, the market for the Fund’s Shares may become less liquid in response to deteriorating liquidity in the market for the Fund’s underlying portfolio holdings, which could in turn lead to differences between the market price of the Fund’s Shares and their net asset value. This can be reflected as a spread between the bid and ask prices for the Fund quoted during the day or a premium or discount in the closing price from the Fund’s NAV.

Active Market Risk. Although the Shares are listed for trading on the Exchange, there can be no assurance that an active trading market for the Shares will develop or be maintained. Shares trade on the Exchange at market prices that may be below, at or above the Fund’s net asset value. Securities, including the Shares, are subject to market fluctuations and liquidity constraints that may be caused by such factors as economic, political, or regulatory developments, changes in interest rates, and/or perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments.

Cash Transaction Risk. Most ETFs generally make in-kind redemptions to avoid being taxed at the fund level on gains on the distributed portfolio securities. However, unlike most ETFs, the Fund currently intends to effect some or all redemptions for cash, rather than in-kind, because of the nature of the Fund’s investments. The Fund may be required to sell portfolio securities to obtain the cash needed to distribute redemption proceeds, which involves transaction costs that the Fund may not have incurred had it effected redemptions entirely in kind. These costs may include brokerage costs and/or taxable gains or losses, which may be imposed on the Fund and decrease the Fund’s NAV to the extent such costs are not offset by a transaction fee payable to an AP. If the Fund recognizes gain on these sales, this generally will cause the Fund to recognize gain it might not otherwise have recognized if it were to distribute portfolio securities in-kind, or to recognize such gain sooner than would otherwise be required. This may decrease the tax efficiency of the Fund compared to ETFs that utilize an in-kind redemption process, and there may be a substantial difference in the after-tax rate of return between the Fund and other ETFs.

Risks Related to Regulation, External Factors, and Federal Income Tax Consequences

Tax Risk. The Fund intends to elect and to qualify each year to be treated as a RIC under Subchapter M of the Code. As a RIC, the Fund will not be subject to U.S. federal income tax on the portion of its net investment income and net capital gain that it distributes to shareholders, provided that it satisfies certain requirements of the Code. If the Fund does not qualify as a RIC for any taxable year and certain relief provisions are not available, the Fund’s taxable income will be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed. Additionally, buying securities shortly before the record date for a taxable dividend or capital gain distribution is commonly known as “buying the dividend.” In the event a shareholder purchases Shares shortly before such a distribution, the entire distribution may be taxable to the shareholder even though a portion of the distribution effectively represents a return of the purchase price. To comply with the asset diversification test applicable to a RIC, the Fund will limit its investments in the Subsidiary to 25% of the Fund’s total assets at the end of each tax quarter. The investment strategy of the Fund will cause the Fund to hold substantially more than 25% of the Fund’s total assets in investments in the Subsidiary the majority of the time. The Fund intends to manage the exposure to the Subsidiary so that the Fund’s investments in the Subsidiary do not exceed 25% of the total assets at the end of any tax quarter. If the Fund’s investments in the Subsidiary were to exceed 25% of the Fund’s total assets at the end of a tax quarter, the Fund, generally, has a grace period to cure such lack of compliance. If the Fund fails to timely cure, it may no longer be eligible to be treated as a RIC.

Because Canucks Index Futures Contracts produce non-qualifying income for purposes of qualifying as a RIC, the Fund makes its investments in Canucks Index Futures Contracts through the Subsidiary. The Fund intends to treat any income it may derive from the futures contracts received by the Subsidiary as “qualifying income” under the provisions of the Code applicable to RICs. The IRS has issued PLRs provided to third parties not associated with the Fund or its affiliates (which only those parties may rely on as precedent) concluding that similar arrangements resulted in qualifying income. Many of such PLRs have now been revoked by the IRS. In March of 2019, the Internal Revenue Service published Regulations that concluded that income from a corporation similar to the Subsidiary would be qualifying income, if the income is related to the Fund’s business of investing in stocks or securities. Although the Regulations do not require distributions from the Subsidiary, the Fund intends to cause the Subsidiary to make distributions that would allow the Fund to make timely distributions to its shareholders. The Fund generally will be required to include in its own taxable income the income of the Subsidiary for a tax year, regardless of whether the Fund receives a distribution of the Subsidiary’s income in that tax year, and this income would nevertheless be subject to the distribution requirement for qualification as a RIC and would be taken into account for purposes of the 4% excise tax.

If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions.

Subsidiary Regulatory Investment Risk. Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary are organized, respectively, could result in the inability of the Fund to operate as intended and could negatively affect the Fund and its shareholders. The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. However, as the Subsidiary is wholly-owned by the Fund, and the investors of the Fund will have the investor protections of the 1940 Act, the Fund as a whole—including the Subsidiary—will provide investors with 1940 Act protections.

Commodity Regulatory Risk. The Fund’s use of commodity futures subject to regulation by the CFTC has caused the Fund to be classified as a “commodity pool” and this designation requires that the Fund comply with CFTC rules, which may impose additional regulatory requirements and compliance obligations. The Fund’s investment decisions may need to be modified, and commodity contract positions held by the Fund may have to be liquidated at disadvantageous times or prices, to avoid exceeding any applicable position limits established by the CFTC, potentially subjecting the Fund to substantial losses. The regulation of commodity transactions in the United States is subject to ongoing modification by government, self-regulatory and judicial action. The effect of any future regulatory change with respect to any aspect of the Fund is impossible to predict, but could be substantial and adverse to the Fund.

Regulatory Risk. The regulatory framework governing sports-linked financial instruments is evolving and subject to significant uncertainty. Canucks Index Futures Contracts are a novel instrument class for which there is limited regulatory precedent. The CFTC has broad discretionary authority to determine whether particular contracts are consistent with the public interest, including authority to disapprove or direct an exchange to delist contracts that the CFTC determines involve gaming, are unlawful, or otherwise run contrary to the purposes of the CEA. The CFTC has recently proposed amendments to its rules concerning event contracts, commonly referred to as prediction markets, to specify which contracts may be determined contrary to the public interest and therefore may not be listed for trading or accepted for clearing on or through a CFTC-regulated entity. The CFTC or the listing exchange could, at any time and without advance notice, impose new conditions, margin or position-limit requirements, reporting obligations, trading halts, settlement adjustments, or delisting actions. Any such changes could, among other things; (i) impair the Fund’s ability to establish, maintain, or close positions; (ii) require the Fund to liquidate positions at disadvantageous prices; (iii) alter the economic characteristics on which the Fund relies; or (iv) render the Fund’s principal investment strategy impractical. In addition, future legislative, judicial, or administrative developments could retroactively affect the permissibility, settlement mechanics, or availability of Canucks Index Futures Contracts. These developments may occur abruptly and may not provide mechanisms for investor recourse or for the orderly unwind of positions. There can be no assurance that the regulatory environment for sports-linked financial instruments will remain stable or favorable.

Cyber Security Risk. The Fund is susceptible to operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding, but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the Fund’s third-party service providers, such as its administrator, transfer agent, or custodian, as applicable, or issuers in which the Fund invests, can also subject the Fund to many of the same risks associated with direct cyber security breaches. While the Fund has established business continuity plans and risk management systems designed to reduce the risks associated with cyber security, there are inherent limitations in such plans and systems. Additionally, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third-party service providers.

Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, Canucks, tsunamis and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics (for example, the novel coronavirus COVID-19), have been and can be highly disruptive to economies and markets and have recently led, and may continue to lead, to increased market volatility and significant market losses. Such natural disaster and health crises could exacerbate political, social, and economic risks, and result in significant breakdowns, delays, shutdowns, social isolation, and other disruptions to important global, local and regional supply chains affected, with potential corresponding results on the operating performance of the Fund and its investments. A climate of uncertainty and panic, including the contagion of infectious viruses or diseases, may adversely affect global, regional, and local economies and reduce the availability of potential investment opportunities, and increases the difficulty of performing due diligence and modeling market conditions, potentially reducing the accuracy of financial projections. Under these circumstances, the Fund may have difficulty achieving its investment objectives which may adversely impact Fund performance. Further, such events can be highly disruptive to economies and markets, significantly disrupt the operations of individual companies (including, but not limited to, the Fund’s investment advisor, third party service providers, and counterparties), sectors, industries, markets, securities and commodity exchanges, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. These factors can cause substantial market volatility, exchange trading suspensions and closures, changes in the availability of and the margin requirements for certain instruments, and can impact the ability of the Fund to complete redemptions and otherwise affect Fund performance and Fund trading in the secondary market. A widespread crisis would also affect the global economy in ways that cannot necessarily be foreseen. How long such events will last and whether they will continue or recur cannot be predicted. Impacts from these could have a significant impact on the Fund’s performance, resulting in losses to your investment.

Performance

As of the date of this prospectus, the Fund has not yet commenced operations and therefore does not have a performance history. Once available, the Fund’s performance information will be accessible on the Fund’s website at www.volatilityshares.com and will provide some indication of the risks of investing in the Fund.

Management

Investment Adviser

Volatility Shares LLC

Portfolio Managers

The following persons serve as portfolio managers of the Fund.

•	Charles Lowery — Chief Investment Officer, Volatility Shares
•	Anand Desai — Head of Portfolio Management, Volatility Shares
•	Dustin Shidaker — Portfolio Manager, Volatility Shares

Each of the portfolio managers is primarily and jointly responsible for the day-to-day management of the Fund. Each of the Fund’s portfolio managers have served in such capacity since the Fund’s inception.

Purchase and Sale of Shares

The Fund issues and redeems Shares on a continuous basis, at NAV, only in large blocks of shares called “Creation Units.” Individual Shares may only be purchased and sold on the secondary market through a broker-dealer at a market price. Since Shares trade on securities exchanges in the secondary market at their market price rather than their NAV, the Shares may trade at a price greater than (premium) or less than (discount) the Fund’s NAV. An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). Recent information, including the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is available online at www.volatilityshares.com.

Tax Information

The Fund’s distributions will generally be taxable as ordinary income, returns of capital or capital gains. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser and Foreside Fund Services, LLC, the Fund’s distributor (the “Distributor”), may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Vegas Golden Knights ETF

Investment Objective

The Vegas Golden Knights ETF (the “Fund” or “[__]”) seeks to provide investment results, before fees and expenses, that correspond to the performance of futures contracts on the CME FSPI NHL Vegas Golden Knights Index.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell Shares. Investors may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example set forth below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	[___]	%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses(1)	0.00%
Total Annual Fund Operating Expenses	[___]	%
(1)	“Other Expenses” are estimates based on the expenses the Fund expects to incur for the current fiscal year.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels. This example does not include the brokerage commissions that investors may pay to buy and sell Shares.

Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years
$[__]	$[___]

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. Because the Fund is new, portfolio turnover information is unavailable at this time.

Principal Investment Strategies

The Fund is an exchange-traded fund (“ETF”) that seeks to achieve its investment objective primarily through investments in futures contracts on the CME FSPI NHL Vegas Golden Knights Index, which is a non-investable index (the “Golden Knights Index”). The Golden Knights Index is designed to systemically measure the cumulative team performance of the Vegas Golden Knights only during games played over the regular and post-season. The Golden Knights Index is a transparent, rules-based system using official league statistics, where positive actions add points and negative actions subtract points. The Golden Knights Index is based on fifty-five statistical measures of performance and results of team games (wins, losses and ties) that results in continuous, live statistical values that underpin the value of the Golden Knights Index which is calculated into a trackable and tradable number. The Golden Knights Index is based solely on these statistical factors, and the performance of other professional hockey teams in the National Hockey League® (the “NHL”), or events outside of on-ice performance by the Vegas Golden Knights, will not impact the value of the Golden Knights Index.

The Golden Knights Index has an initial standardized base value of 7,500 before the season and moves up or down based on officially reported statistics from each game, including real-time movement during regular season and postseason play. At the conclusion of the postseason, the Golden Knights Index value resets to 7,500.

The Golden Knights Index is maintained and calculated by FutureSports (the “Index Provider”). The Golden Knights Index methodology is designed to align with the International Organization of Securities Commissions (“IOSCO”) Principles for Financial Benchmarks and supported by published governance, oversight and methodology change procedures. The NHL serves as the official data source for the Golden Knights Index but does not participate in index determination or governance.

The Fund obtains exposure to the Golden Knights Index by investments in futures contracts that reference the Golden Knights Index and that trade on an exchange registered with the Commodity Futures Trading Commission (“Golden Knights Index Futures Contracts”), and cash, cash-like instruments or high quality securities that serve as collateral to the Fund’s investments in Golden Knights Index Futures Contracts (“Collateral Investments”).

Under normal circumstances, the Fund will invest at least 80% of the value of its net assets (plus borrowings for investment purposes) in Golden Knights Index-Linked Instruments. For purposes of this policy, “Golden Knights Index-Linked Instruments” means (i) Golden Knights Index Futures Contracts; (ii) shares of other investment companies registered under the Investment Company Act of 1940 (the “1940 Act”) that invest in similar assets to those in which the Fund may invest (“Other Investment Companies”); (iii) exchange traded options on the Golden Knights Index or shares of Other Investment Companies; and (iv) swap agreement transactions that reference Golden Knights Index Futures Contracts, Other Investment Companies, or the Golden Knights Index. Certain Golden Knights Index-Linked Instruments, such as Other Investment Companies or options thereon, are currently unavailable for investment, though are expected to become available in the future.

The Fund expects to gain investment exposure to the Golden Knights Index by investing a portion of its assets in a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”).

The Fund does not invest directly in prediction markets, event contracts or other instruments that provide exposure to individual sporting event or season-long outcomes or to investments that provide exposure to the financial performance of individual sports teams or leagues. Instead, the Fund seeks to benefit from increases in the price of Golden Knights Index Futures Contracts.

The investment adviser to the Fund and the Subsidiary is Volatility Shares LLC (the “Adviser” or “Volatility Shares”). The Adviser oversees the Fund and implements the day-to-day portfolio management responsibilities for the Fund. In serving as investment adviser to the Fund, the Adviser does not conduct conventional investment research or analysis or forecast market movement or trends.

The Fund is classified as a “non-diversified company” under the 1940 Act. The Fund will not concentrate its investments in securities of issuers in any industry or group of industries, as the term “concentrate” is used in the 1940 Act, except that the Fund may invest more than 25% of its total assets in Golden Knights Index-Linked Instruments.

The Vegas Golden Knights

The Vegas Golden Knights are a professional ice hockey team based in Las Vegas, Nevada, competing in the Pacific Division of the NHL’s Western Conference. During the 2025–2026 season, the Golden Knights finished first in the Pacific Division, ranking 12th in standings points, 14th in goals for, 13th in goals against, and 12th in goal differential. The Golden Knights were founded in 2017 by businessman Bill Foley. The Golden Knights are currently owned by Bill Foley, serving as Chairman and Governor since 2017. The team has won one Stanley Cup championship, capturing the title in 2023. Neither the Fund, the Trust, nor the Adviser is affiliated with the Vegas Golden Knights.

Golden Knights Index Futures Contracts

The Fund intends to typically enter into cash-settled Golden Knights Index Futures Contracts as the “buyer,” except as detailed below.

In simplest terms, in a cash-settled futures market the counterparty pays cash to the buyer if the price of a futures contract goes up, and buyer pays cash to the counterparty if the price of the futures contract goes down. In order to maintain its exposure to the Golden Knights Index, the Fund intends to exit its futures contracts as they near expiration and replace them with new futures contracts with a later expiration date. Futures contracts with a longer term to expiration may be priced higher than futures contracts with a shorter term to expiration, a relationship called “contango”. When rolling futures contracts that are in contango the Fund will close its long position by selling the shorter-term contract at a relatively lower price and buying a longer-dated contract at a relatively higher price. The presence of contango will adversely affect the performance of the Fund. Conversely, futures contracts with a longer term to expiration may be priced lower than futures contracts with a shorter term to expiration, a relationship called “backwardation”. When rolling long futures contracts that are in backwardation, the Fund will close its long position by selling the shorter-term contract at a relatively higher price and buying a longer-dated contract at a relatively lower price. The presence of backwardation may positively affect the performance of the Fund. Further, the returns of the Golden Knights Index Futures Contracts may differ from that of the Golden Knights Index due to the divergence in prices or the costs associated with investing in futures contracts, which may negatively impact the Fund’s returns.

The Fund invests in Golden Knights Index Futures Contracts indirectly via the Subsidiary. The Subsidiary and the Fund will have the same investment adviser and investment objective. The Subsidiary will also follow the same general investment policies and restrictions as the Fund. Except as noted herein, for purposes of this Prospectus, references to the Fund’s investment strategies and risks include those of the Subsidiary. The Fund complies with the provisions of the 1940 Act governing investment policies and capital structure and leverage on an aggregate basis with the Subsidiary. Furthermore, the Adviser, as the investment adviser to the Subsidiary, complies with the provisions of the 1940 Act relating to investment advisory contracts as it relates to its advisory agreement with the Subsidiary. The Subsidiary also complies with the provisions of the 1940 Act relating to affiliated transactions and custody. Because the Fund intends to qualify for treatment as a regulated investment company (a “RIC”) under the Internal Revenue Code of 1986 (the “Code”), the size of the Fund’s investment in the Subsidiary will not exceed 25% of the Fund’s total assets at or around each quarter end of the Fund’s fiscal year. In order to qualify as a RIC, the Fund will have to reduce its exposure to its Subsidiary on or around the end of each of the Fund’s fiscal quarter ends. The Fund expects to reduce its exposure to its Subsidiary during these periods by investing in certain other investments as described below. During these periods, the Fund may not achieve its investment objective. At other times of the year, the Fund’s investments in the Subsidiary will significantly exceed 25% of the Fund’s total assets. The Subsidiary’s custodian is U.S. Bank, N.A.

If circumstances occur where market prices for Golden Knights Index Futures Contracts were not readily available, the Fund would fair value its Golden Knights Index Futures Contracts in accordance with its pricing and valuation policy and procedures for fair value determinations. Pursuant to those policies and procedures, the Adviser would consider various factors, such as pricing history; market levels prior to price limits or halts; and supply, demand, and open interest in Golden Knights Index Futures Contracts, among other factors. The Adviser would document its proposed pricing and methodology, detailing the factors that entered into the valuation.

Collateral Investments

The Fund will also invest its assets in Collateral Investments. The Collateral Investments may consist of high-quality securities, which include: (1) U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury; (2) investment companies registered under the 1940 Act that invest in high-quality securities; and/or (3) corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by businesses that are rated investment grade or determined by the Adviser to be of comparable quality. For these purposes, “investment grade” is defined as investments with a rating at the time of purchase in one of the four highest categories of at least one nationally recognized statistical rating organization (e.g., BBB- or higher from S&P Global Ratings or Baa3 or higher from Moody’s Investors Service, Inc.).

The Collateral Investments are designed to provide liquidity, serve as margin, or otherwise collateralize the Subsidiary’s investments in Golden Knights Index-Linked Instruments. The Fund expects that it will primarily invest its assets, and that the Subsidiary will primarily invest its assets, in Collateral Investments that are “securities,” as such term is defined under the 1940 Act.

Other Investments

In order to help the Fund maintain exposure to the Golden Knights Index, maintain its tax status as a RIC on days in and around quarter-end, help the Fund maintain its desired exposure to Golden Knights Index Futures Contracts when it is approaching or has exceeded position limits or accountability levels, or because of liquidity or other constraints, the Fund may invest in the following:

Reverse Repurchase Agreements

The Fund may invest in reverse repurchase agreements which are a form of borrowing in which the Fund sells portfolio securities to financial institutions and agrees to repurchase them at a mutually agreed-upon date and price that is higher than the original sale price, and use the proceeds for investment purchases.

As a result of the Fund repurchasing the securities at a higher price, the Fund will lose money by engaging in reverse repurchase agreement transactions.

As noted above, because the Fund intends to qualify for treatment as a RIC under the Code, the size of the Fund’s investment in the Subsidiary will not exceed 25% of the Fund’s total assets at or around each quarter end of the Fund’s fiscal year (the “Asset Diversification Test”). At other times of the year, the Fund’s investments in the Subsidiary will significantly exceed 25% of the Fund’s total (or gross) assets.

When the Fund seeks to reduce its total assets exposure to the Subsidiary, it may use the short-term Treasury Bills it owns (and purchase additional Treasury Bills as needed) to transact in reverse repurchase agreement transactions, which are ostensibly loans to the Fund. Those loans will increase the gross assets of the Fund, which the Adviser expects will allow the Fund to meet the Asset Diversification Test. When the Fund enters into a reverse repurchase agreement, it will either (i) be consistent with Section 18 of the 1940 Act and maintain asset coverage of at least 300% of the value of the reverse repurchase agreement; or (ii) treat the reverse repurchase agreement transactions as derivative transactions for purposes of Rule 18f-4 under the 1940 Act (“Rule 18f-4”), including as applicable, the value-at-risk based limit on leverage risk.

Other Investment Companies

The Fund may invest in shares of Other Investment Companies, that is, shares of investment companies registered under the 1940 Act that invest in similar assets to those in which the Fund may invest.

Exchange-traded option contracts on shares of Other Investment Companies.

The Fund may invest in exchange-listed option contracts on shares of Other Investment Companies, which invest in similar assets to those in which the Fund may invest. An option is a contract that gives the purchaser of the option, in return for the premium paid, the right to buy shares of an investment company, from the writer of the option (in the case of a call option), or to sell shares of the investment company to the writer of the option (in the case of a put option) at a designated price during the term of the option. The premium paid by the buyer of an option will reflect, among other things, the relationship of the exercise price to the market price and the volatility of the shares of the investment company, the remaining term of the option, supply, demand, interest rates and/or currency exchange rates. The Fund may utilize “American” style options or “European” style options. American style options are exercisable on any date prior to the expiration date of the option contract. In contrast, European style options are exercisable only on the expiration date of the option contract.

Swaps that reference Golden Knights Index Futures Contracts, Other Investment Companies, or the Golden Knights Index.

Swap contracts are transactions entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a swap transaction, the Fund and a counterparty will agree to exchange or “swap” payments based on the change in value of an underlying asset or benchmark. For example, the two parties may agree to exchange the return (or differentials in rates of returns) earned or realized on a particular investment or instrument. In the case of the Fund, the reference asset can be Golden Knights Index Futures Contracts, Other Investment Companies or the Golden Knights Index.

Principal Risks

As with all investments, there are certain risks of investing in the Fund. Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective. An investment in the Fund does not represent a complete investment program. An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, the Adviser or any of their affiliates. You should consider carefully the following risks before investing in the Fund.

Each risk noted below is considered a principal risk of investing in the Fund, regardless of the order in which it appears. The significance of each risk factor below may change over time and you should review each risk factor carefully.

Risks Specific to the Fund’s Investments

Investment Strategy Risk. The Fund, through the Subsidiary, invests primarily in Golden Knights Index Futures Contracts. The Fund does not invest directly in prediction markets, event contracts or other instruments that provide exposure to individual sporting event or season-long outcomes or to investments that provide exposure to the financial performance of individual sports teams or leagues. Instead, the Fund seeks to benefit from increases in the price of Golden Knights Index Futures Contracts. The price of Golden Knights Index Futures Contracts may not be an accurate measure of the Golden Knights Index. Consequently, the Fund may perform differently from the performance of the Golden Knights Index. There can be no guarantee that the performance of Golden Knights Index Futures Contracts will be highly correlated to the performance of the Golden Knights Index. Transaction costs (including the costs associated with futures investing), position limits, the availability of counterparties and other factors may impact the cost and pricing of Golden Knights Index Futures Contracts and decrease the correlation between the performance of Golden Knights Index Futures Contracts and the Golden Knights Index, over short- or long-term periods. In addition, the performance of back-month Golden Knights Index Futures Contracts is likely to differ more significantly from the performance of the Golden Knights Index. To the extent the Fund is invested in back-month Golden Knights Index Futures Contracts, the performance of the Fund should be expected to deviate more significantly from the performance of the Golden Knights Index. Moreover, because the Golden Knights Index is uninvestable, the Fund can only gain exposure through futures contracts and other derivatives, and differences between the prices of those instruments and the levels of the Golden Knights Index may result in the Fund experiencing larger losses or smaller gains than would be implied by changes in the Golden Knights Index alone.

Sports Performance Risk. The Fund’s investment strategy is inherently speculative. The value of Golden Knights Index Futures Contracts is derived from the statistical performance of a single professional sports team as measured by the Golden Knights Index. Successfully investing in Golden Knights Index Futures Contracts requires that the team tracked by the index performs well statistically over the course of a season, an outcome that is inherently uncertain and subject to numerous unpredictable variables, including player health, competitive dynamics, coaching decisions, and random variation in athletic performance. The Golden Knights Index may decline in value, and there can be no assurance that the team tracked by the index will perform at or above the levels implied by the prices of Golden Knights Index Futures Contracts at the time the Fund obtains exposure.

On-Ice Performance and Competitive Results Risk. The Fund’s investment performance is linked to the on-ice statistical performance of a single NHL team during the regular season and, if applicable, the playoffs. The prices of Golden Knights Index Futures Contracts are expected to rise when the team performs well statistically and to fall when the team performs poorly. Competitive results in professional hockey are inherently unpredictable and can be influenced by factors entirely outside the team’s control, including the performance of opposing teams, referee calls, random puck bounces, weather affecting travel, and in-game injuries. A team may enter a season with high expectations based on roster strength, coaching hires, or offseason acquisitions, only to underperform due to chemistry issues, unexpected injuries to key players, player slumps, or tactical mismatches against divisional opponents. The NHL season extends over several months and includes 82 regular season games per team, during which even a strong team may experience prolonged losing streaks that cause material declines in the Golden Knights Index. If the team fails to make the playoffs, the Fund will not benefit from any potential uplift in index value that could accompany postseason success. Conversely, early playoff elimination could cause sharp declines in futures prices if the market had priced in deeper postseason performance. Because the Fund is concentrated in a single NHL team, there is no opportunity to offset poor on-ice performance by gaining exposure to a stronger team or a different sport.

Golden Knights Index Investing Risk. The Fund is indirectly exposed to the risks of the Golden Knights Index through its investments in Golden Knights Index Futures Contracts and other Golden Knights Index-Linked Instruments. The Fund does not invest in the Golden Knights Index, which is an uninvestable index. The performance of the Golden Knights Index will be very different from a portfolio of Golden Knights Index Futures Contracts.

The Golden Knights Index moves up or down based on officially reported statistics from every game, match, or event throughout the regular season and postseason. Positive statistical actions (e.g., goals scored, points earned) add value to the index, while negative actions (e.g., opponent scoring, penalties or setbacks) subtract value. Poor statistical performance by the Vegas Golden Knights could have a significant negative impact on the level of the Golden Knights Index and therefore the value of the Fund. In addition, unlike instruments that are based on tradable reference assets, the Golden Knights Index Futures Contracts and Golden Knights Index-Linked Instruments are tied to an index that is not directly investable and, thus, have settlement prices based on the calculation of that index, not the price of a tradable asset.

Concentrated Single-Team Exposure Risk. The Fund’s investment strategy results in concentrated exposure to a single professional sports team’s statistical performance (i.e., the Vegas Golden Knights) as measured by an index. Unlike diversified funds that spread risk across multiple asset classes, sectors, or issuers, the Fund’s performance is primarily driven by the statistical output of one team over the course of a season. As a result, the Fund is more susceptible to risks affecting that team, including player injuries, suspensions, trades, retirements, coaching changes, front-office turnover, league sanctions, labor disputes, lockouts, or other events that directly or indirectly influence the team’s on-ice statistical performance. This degree of concentration will likely increase volatility in the Fund’s NAV, heighten the likelihood of significant losses over short periods, and cause the Fund’s returns to diverge substantially from those of more diversified investments. Additionally, because the Fund is concentrated in a single team, it is inherently concentrated in a single professional sports league. This subjects the Fund to league-specific risks, including league-wide labor disputes, broad scandal, changes to the structure or rules of the league, or events that cause the cancellation or suspension of games. The Fund has no ability to rotate exposure into a different team, sport, or league in response to adverse developments affecting the team to which it has exposure.

Insider Trading and Information Asymmetry Risk. Unlike securities markets, which are governed by well-established insider trading prohibitions under the Securities Exchange Act of 1934, the legal framework governing trading on the basis of material, non-public information in the context of commodity futures is less developed. While the CFTC has broad anti-manipulation and anti-fraud authority under the Commodity Exchange Act (“CEA”), specific rules and judicial precedent addressing what constitutes improper trading on non-public information in the context of sports-linked futures remain nascent. Certain individuals may possess material, non-public information that could affect the statistical performance of the Golden Knights Index and, consequently, the prices of Golden Knights Index Futures Contracts. Such individuals may include, without limitation, team coaches, players, trainers, team medical staff, front office personnel, referees, officials, league personnel, or sports data providers. For example, undisclosed injuries to key players or undisclosed lineup changes could materially affect the level of the Golden Knights Index. Such persons could trade Golden Knights Index Futures Contracts or Fund Shares to profit from their informational advantage prior to public disclosure. There is no guarantee that exchanges, the CME, or the CFTC will successfully detect and prevent such trading, and the Fund has no means of preventing such individuals from purchasing or selling Fund Shares. The participation of informed insiders in the market for Golden Knights Index Futures Contracts can create adverse selection for other market participants and distort market prices. Because the Fund is concentrated in a single team, the impact of insider trading on the Fund may be more pronounced than in markets with broader diversification.

League Credibility and Sports Integrity Risk. The Golden Knights Index is calculated based on official league statistics derived from the games of a single professional sports team, and the integrity of those games is fundamental to the reliability of the index. Efforts to interfere with the team’s games, including match-fixing, point-shaving, or referee manipulation, could materially affect the statistical data upon which the Golden Knights Index is based, create significant uncertainty regarding index levels, and cause pronounced price volatility in Golden Knights Index Futures Contracts. Confirmed or suspected game interference may also prompt legislative or regulatory responses, including restrictions on sports-linked financial products or emergency rulemaking by the CFTC, that could restrict the listing or trading of Golden Knights Index Futures Contracts. Even widely publicized allegations of interference, absent actual misconduct, could undermine market confidence in the Golden Knights Index and the futures contracts that reference it.

Gaming and State Regulatory Litigation Risk. Exchanges that list sports-linked financial instruments, including Golden Knights Index Futures Contracts, may be subject to legal challenges brought by state attorneys general, state gaming commissions, and other state-level actors asserting that such instruments constitute regulated gambling or gaming activity under state law, notwithstanding that such contracts are listed on a CFTC-regulated exchange. Such proceedings may assert that the listing of sports-linked contracts violates state gaming statutes, requires state gaming or sports wagering licenses, or constitutes an illegal gambling enterprise. These exchanges, and the CFTC in certain court filings, have asserted that the CEA and the CFTC’s exclusive jurisdiction over CFTC-regulated exchanges preempts state gaming regulations. There is no assurance that federal courts will rule in favor of federal preemption, and resolution may require years of litigation and potentially appellate review. An adverse ruling could result in the suspension or cessation of trading in Golden Knights Index Futures Contracts, material operational restrictions, significant financial penalties, or the effective loss of the ability to list sports-linked futures. Any of these outcomes could materially and adversely affect the Fund’s ability to achieve its investment objective and could result in significant losses.

Platform and Distribution Restriction Risk. Broker-dealers, registered investment adviser platforms, wirehouses, and other financial intermediaries may refuse to list, recommend, or permit purchases of Fund Shares through their platforms due to the Fund’s association with sports performance outcomes and the perception that such products are akin to sports wagering, regardless of the Fund’s legal status as a registered investment company under the 1940 Act. Certain intermediaries may permit only unsolicited purchases, prohibit financial advisers from recommending the Fund, or exclude the Fund from model portfolios entirely. These restrictions could limit the Fund’s accessible investor base, constrain assets under management, reduce secondary market liquidity, widen bid-ask spreads, and increase the likelihood that Fund Shares will trade at significant premiums or discounts to net asset value. Even if an intermediary initially permits distribution, it may subsequently restrict access in response to adverse regulatory developments, reputational concerns, or changes in compliance policies. If a significant number of intermediaries refuse to distribute Fund Shares, the Fund may be unable to achieve sufficient scale, which could increase the Fund’s expense ratio, reduce trading volume, and impair the Fund’s ability to operate effectively.

Novel Market Risk. Golden Knights Index Futures Contracts are a novel asset class with limited trading history. The market may not develop the depth, liquidity, or trading efficiency associated with more established futures markets, and its pricing may be influenced by factors unrelated to fundamental assessments of team performance, including speculative activity, behavioral biases, regulatory headlines, or concentrated participation by a limited number of traders. There is limited historical data on which to base expectations regarding future price behavior, volatility patterns, or the costs associated with maintaining exposure, and traditional risk metrics may not accurately capture the risks of investing in this market. There can be no assurance that the market for Golden Knights Index Futures Contracts will achieve or sustain the level of participation, liquidity, and price discovery necessary for the Fund to effectively pursue its investment objective.

Limited Price Discovery and Market Depth Risk. Because Golden Knights Index Futures Contracts are a newly created instrument class, the market may lack the depth, breadth, and participation necessary for reliable price discovery. Traditional commodity futures markets benefit from decades of participation by commercial hedgers, speculators, and arbitrageurs whose activities contribute to efficient pricing. The market for Golden Knights Index Futures Contracts is expected to have few, if any, natural commercial hedgers, and may be dominated by retail speculators, algorithmic traders, or a small number of institutional participants. This concentrated participation could result in prices that do not accurately reflect fair value, wider bid-ask spreads, and elevated intraday price volatility. In thin markets, even modest order flow from the Fund could move prices against the Fund, increasing transaction costs and reducing returns. There can be no assurance that the market for Golden Knights Index Futures Contracts will develop sufficient liquidity over time, and the Fund may be unable to establish or exit positions at prices the Fund considers favorable.

Seasonality and Offseason Risk. The Golden Knights Index resets to a standardized base value prior to the start of each sports season and has a defined life cycle that ends following the postseason. Because the Fund tracks a single team in a single sport, the Fund is tied to that sport’s competitive calendar and has no ability to diversify across sports or rotate into a sport that is in-season when the team’s sport is not. During the playing season, the Golden Knights Index moves in real-time based on officially reported game statistics, and the prices of Golden Knights Index Futures Contracts are expected to reflect both the current index level and market expectations regarding future team performance. During the offseason, however, the Golden Knights Index will not move because no games are being played, and the Fund’s exposure to Golden Knights Index Futures Contracts will behave differently than during the playing season. The Fund anticipates maintaining exposure to Golden Knights Index Futures Contracts during the offseason. Although the underlying index will be static during this period, the prices of Golden Knights Index Futures Contracts may still fluctuate based on market expectations regarding the team’s prospects for the upcoming season, including coaching changes, player trades, draft picks, free agent signings, injury recovery timelines, training camp developments, and other factors that affect the market’s assessment of the team’s likely statistical performance. However, because the index itself is not moving during the offseason, the magnitude of futures price movements may be reduced relative to the playing season, and the relationship between futures prices and the underlying index level may be less predictable. There can be no assurance that the Fund’s offseason futures holdings will appreciate in value, and the Fund may experience losses during the offseason if market sentiment regarding the team’s upcoming season deteriorates. In addition, there can be no assurance that Golden Knights Index Futures Contracts will be available in sufficient volume or at favorable pricing during the offseason or at the start of a new season.

League Discontinuation, Lockout, or Strike Risk. The Fund’s ability to invest in Golden Knights Index Futures Contracts depends on the continued operation of the NHL and the playing of scheduled games. Labor disputes between the NHL and its players’ union could result in a lockout or strike that suspends or cancels all or a significant portion of a season. The NHL has previously experienced work stoppages, including a full-season cancellation in 2004-2005. During any such period, no games would be played, the Golden Knights Index would not generate data, and trading in Golden Knights Index Futures Contracts could be suspended or severely impaired. The Fund would be unable to pursue its investment strategy during such a period, may be forced to liquidate positions at disadvantageous prices, and could experience substantial losses. Even after a labor dispute is resolved, the shortened or restructured season could materially change the statistical patterns underlying the index methodology. In addition, force majeure events such as a pandemic, natural disaster, or other circumstances beyond the control of the league could cause widespread game cancellations or delays. There can be no assurance that the league will not experience a work stoppage or other extended interruption during the Fund’s investment period, or that the Fund will be able to recover any losses incurred as a result of such events.

Index Provider and Data Dependency Risk. The Golden Knights Index is maintained and calculated by a single Index Provider, FutureSports. If the Index Provider were to experience operational failures, cease operations, lose its data feed from the applicable sports league, experience a cybersecurity breach, or otherwise become unable to calculate the Golden Knights Index, Golden Knights Index Futures Contracts may have no reliable reference value, which could materially and adversely affect the value of the Fund. In addition, the Golden Knights Index is calculated solely on the basis of officially reported statistics from a single sports league. The league serves as the data source but does not participate in index determination or governance. If the league were to report incorrect statistics, issue post-game corrections, change how it reports or categorizes statistics, delay reporting, or discontinue the provision of data to the Index Provider, the settlement prices of Golden Knights Index Futures Contracts could be based on erroneous or incomplete data. Furthermore, the Index Provider controls the methodology by which official statistics are translated into index points. If the Index Provider amends or discontinues its methodology, the behavior of the Golden Knights Index could change materially and the futures market may not immediately price in such changes. The Golden Knights Index is calculated in real-time while games are being played, which introduces latency, data-feed, and computational risks that differ from those associated with traditional financial indexes.

Trading Hours and Sporting Event Timing Risk. NHL games may occur during evening hours, on weekends, and on holidays when the Exchange is closed and when the market for Golden Knights Index Futures Contracts may have limited or no trading activity. Because the Golden Knights Index moves in real-time while games are being played, material index movements may occur during periods when investors are unable to buy or sell Shares or when Golden Knights Index Futures Contracts are not actively trading. As a result, the opening price of Shares and the prices of Golden Knights Index Futures Contracts on the next trading session may differ significantly from the prior session’s closing prices, potentially resulting in large gaps at the open. Shareholders may not be able to sell their Shares until after such a gap has been fully realized, resulting in an inability to mitigate losses in a declining market.

Futures Contracts Risk. Risks of futures contracts include: (i) an imperfect correlation between the value of the futures contract and the underlying asset; (ii) possible lack of a liquid secondary market; (iii) the inability to close a futures contract when desired; (iv) losses caused by unanticipated market movements, which may be unlimited; (v) an obligation for the Fund to make daily cash payments to maintain its required margin, particularly at times when the Fund may have insufficient cash; and (vi) unfavorable execution prices from rapid selling. Unlike equities, which typically entitle the holder to a continuing stake in a corporation, futures contracts normally specify a certain date for settlement in cash based on the reference asset. As the futures contracts approach expiration, they may be replaced by similar contracts that have a later expiration. This process is referred to as “rolling.” If the market for these contracts is in “contango,” meaning that the prices of futures contracts in the nearer months are lower than the price of contracts in the distant months, the sale of the near-term month contract would be at a lower price than the longer-term contract, resulting in a cost to “roll” the futures contract. The actual realization of a potential roll cost will be dependent upon the difference in price of the near and distant contract. Because the margin requirement for futures contracts is less than the value of the assets underlying the futures contract, futures trading involves a degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 40% of the value of the futures contract is deposited as margin, a subsequent 20% decrease in the value of the futures contract would result in a loss of half of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A decrease in excess of 40% would result in a loss exceeding the original margin deposit, if the futures contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount initially invested in the futures contract. However, the Fund would presumably have sustained comparable losses if, instead of investing in the futures contract, it had invested in the underlying financial instrument and sold it after the decline. Further, if the market for Golden Knights Index Futures Contracts is in a period of contango, if the performance of the Golden Knights Index and the price of Golden Knights Index Futures Contracts were to decline, the Fund would experience the negative impact of contango. The impact of backwardation or contango may lead to the returns of the Fund to vary significantly from the total return of other price references. Additionally, in the event of a prolonged period of contango, and absent the impact of rising or falling pricing in the Golden Knights Index, this could have a significant negative impact on the Fund’s NAV and total return.

Position Limits and Price Limits

The CFTC and various exchanges on which Golden Knights Index Futures Contracts trade have established position limits and price limits for Golden Knights Index Futures Contracts. Position limit regulation and price limit regulation serve distinct purposes and are regulated differently.

Position limits are designed to prevent excessive speculation that could cause sudden or unreasonable fluctuations in the price of a commodity. They limit the maximum number of contracts a person or entity can hold in a particular commodity.

Price limits are mechanisms to maintain orderly markets by restricting the price range within which futures contracts can trade during a trading session. They prevent extreme price movements that could disrupt market stability. Price limits are typically set as a percentage of the previous day's settlement price. When price limits are hit, trading may be halted or expanded depending on the product and regulatory rules. Unlike position limits, price limits do not restrict the number of contracts a trader can hold but rather the price at which those contracts can be traded. When a price limit is hit, the market for Golden Knights Index Futures Contracts may temporarily halt until price limits can be expanded or trading may be stopped for the day.

If the Fund is unable to buy or sell Golden Knights Index Futures Contracts as a result of position limits being hit or price limits that result in a halted or closed market—or for other reasons including limited liquidity in the market for Golden Knights Index Futures Contracts, a disruption to the market for Golden Knights Index Futures Contracts, or as a result of margin requirements, accountability levels, or other limitations imposed by the Fund’s futures commission merchants (“FCMs”), the listing exchanges, or the CFTC—the Adviser would take such action as it believes appropriate and in the best interest of the Fund in consideration of the facts and circumstances at such time, including: (i) investing in Golden Knights Index-Linked Instruments that are not Golden Knights Index Futures Contracts; (ii) requiring that authorized participants purchase and redeem in large blocks of shares called “Creation Units” through an exchange for related position (EFRP) method rather than in cash; (iii) applying increased authorized participant variable transaction fees for purchases or redemptions of Creation Units made in cash; or (iv) de-levering the Fund, relative to its investment objective, by an amount reflecting prevailing price limits. In addition, the Fund generally may suspend the issuance of Creation Units only for a limited time and only due to extraordinary circumstances, such as when the markets on which the ETF’s portfolio holdings are traded are closed for a limited period of time; that is to say, when the Fund is unable to increase its exposure to underlying assets.

Cost of Futures Investment Risk. When a Golden Knights Index Futures Contract is nearing expiration, the Fund will generally sell it and use the proceeds to buy a Golden Knights Index Futures Contract with a later expiration date. This is commonly referred to as “rolling”.

If the Fund rolls Golden Knights Index Futures Contracts that are in contango, the Fund would sell a lower priced, expiring contract and purchase a higher priced, longer-dated contract. The price difference between the expiring contract and longer-dated contract associated with rolling Golden Knights Index Futures Contracts is typically substantially higher than the price difference associated with rolling other futures contracts. Contango in the market for Golden Knights Index Futures Contracts may have a significant adverse impact on the performance of the Fund and may cause Golden Knights Index Futures Contracts and the Fund to underperform the Golden Knights Index. Both contango and backwardation would reduce the Fund’s correlation to the Golden Knights Index and may limit or prevent the Fund from achieving its investment objective. The impact of both contango and backwardation may also be greater to the extent the Fund invests in back-month Golden Knights Index Futures Contracts.

Investment Capacity Risk. If the Fund’s ability to obtain exposure to Golden Knights Index Futures Contracts consistent with its investment objective is disrupted for any reason, including but not limited to, limited liquidity in the market for Golden Knights Index Futures Contracts, a disruption to the market for Golden Knights Index Futures Contracts, or as a result of margin requirements or position limits imposed by the Fund’s FCMs, the CME, or the CFTC, and the Fund could not otherwise meet its investment objective through the use of other investments discussed above, the Fund would not be able to achieve its investment objective and may experience significant losses.

Liquidity Risk. The market for the Golden Knights Index Futures Contracts may be subject to periods of illiquidity. During such times it may be difficult or impossible to buy or sell a position at the desired price. Market disruptions or volatility can also make it difficult to find a counterparty willing to transact at a reasonable price and sufficient size. Illiquid markets may cause losses, which could be significant. Large positions also increase the risk of illiquidity, which may make the Fund’s positions more difficult to liquidate, and increase the losses incurred while trying to do so.

Derivatives Risk. In addition to Golden Knights Index Futures Contracts, the Fund may obtain exposure through the following other derivatives: (1) exchange traded options on Other Investment Companies and/or (2) swap agreement transactions that reference Golden Knights Index Futures Contracts, Other Investment Companies, or the Golden Knights Index.

Investing in derivatives may be considered aggressive and may expose the Fund to risks different from, or possibly greater than, the risks associated with investing directly in the reference asset(s) underlying the derivative (e.g., the securities or commodities contained in the Fund). The use of derivatives may result in larger losses or smaller gains than directly investing in securities or commodities. The risks of using derivatives include: (1) the risk that there may be imperfect correlation between the price of the financial instruments and movements in the prices of the reference asset(s); (2) the risk that an instrument is mispriced; (3) credit or counterparty risk on the amount a Fund expects to receive from a counterparty; (4) the risk that securities prices, interest rates and currency markets will move adversely and a Fund will incur significant losses; (5) the risk that the cost of holding a financial instrument might exceed its total return; and (6) the possible absence of a liquid secondary market for a particular instrument and possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to adjust a Fund’s position in a particular instrument when desired. Each of these factors may prevent a Fund from achieving its investment objective and may increase the volatility (i.e., fluctuations) of the Fund’s returns. Because derivatives often require limited initial investment, the use of derivatives also may expose a Fund to losses in excess of those amounts initially invested.

The performance of any Golden Knights Index-Linked Instrument may not track the performance of its underlying benchmark due to embedded costs and other factors. Thus, to the extent the Fund invests in swaps that use a Golden Knights Index-Linked Instrument as the reference asset, the Fund may be subject to greater correlation risk and may not achieve as high a degree of correlation with its investment objective than if the Fund only used Golden Knights Index Futures Contracts.

Swap Agreements Risk. The Fund may enter into cash-settled swaps and other derivatives to gain exposure to an underlying asset without actually purchasing such asset. Swaps are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on a particular pre-determined interest rate, commodity, security, indexes, or other assets or measurable indicators. The primary risks associated with the use of swaps are mispricing or improper valuation, imperfect correlation between movements in the notional amount and the price of the underlying investments, and the failure of a counterparty to perform. If a counterparty’s creditworthiness for an over-the-counter swap declines, the value of the swap would likely decline. Moreover, there is no guarantee that the Fund could eliminate its exposure under an outstanding swap by entering into an offsetting swap with the same or another party. In addition, the Fund may use a combination of swaps on an underlying index.

Options Risk. The Fund may purchase exchange-traded options that reference shares of Other Investment Companies. Transactions in options generally require less capital than equivalent stock transactions. They may return smaller dollar figures but a potentially greater percentage of the investment than equivalent stock transactions. The potential profit is limited to the premium received for the contract. The potential loss can be unlimited. While leverage means the percentage returns can be significant, the amount of cash required is smaller than equivalent stock transactions. It is possible to lose the entire principal invested, and sometimes more. As an options holder, a Fund risks the entire amount of the premium it pays. But as an options writer, it takes on a much higher level of risk. For example, if the Fund writes an uncovered call, it faces unlimited potential loss, since there is no cap on how high a stock price can rise. When buying options, a Fund risks losing the premium paid, plus commissions and fees.

Reverse Repurchase Agreements Risk. The Fund may invest in reverse repurchase agreements. Reverse repurchase agreements are transactions in which the Fund sells portfolio securities to financial institutions such as banks and broker-dealers, and agrees to repurchase them at a mutually agreed-upon date and price which is higher than the original sale price. Reverse repurchase agreements are a form of leverage and the use of reverse repurchase agreements by the Fund may increase the Fund’s volatility. The Fund incurs costs, including interest expenses, in connection with the opening and closing of reverse repurchase agreements that will be borne by the shareholders.

Reverse repurchase agreements are also subject to the risk that the other party to the reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Fund. In situations where the Fund is required to post collateral with a counterparty, the counterparty may fail to segregate the collateral or may commingle the collateral with the counterparty’s own assets. As a result, in the event of the counterparty’s bankruptcy or insolvency, the Fund’s collateral may be subject to the conflicting claims of the counterparty’s creditors, and the Fund may be exposed to the risk of a court treating the Fund as a general unsecured creditor of the counterparty, rather than as the owner of the collateral. There can be no assurance that a counterparty will not default and that the Fund will not sustain a loss on a transaction as a result.

Reverse repurchase agreements also involve the risk that the market value of the securities sold by the Fund may decline below the price at which it is obligated to repurchase the securities. In addition, when the Fund invests the proceeds it receives in a reverse repurchase transaction, there is a risk that those investments may decline in value. In this circumstance, the Fund could be required to sell other investments in order to meet its obligations to repurchase the securities.

Risks Related to Investing in Other Investment Companies. The Fund may invest in long or short positions in Other Investment Companies (i.e., investment companies registered under the 1940 Act that invest in similar assets to those in which the Fund may invest). Investing in Other Investment Companies may involve duplication of advisory or management fees and certain other expenses. By investing in Other Investment Companies, the Fund becomes a shareholder of that Other Investment Company. As a result, Fund shareholders indirectly bear the Fund’s proportionate share of the fees and expenses paid by shareholders of the Other Investment Company, in addition to the fees and expenses Fund shareholders bear in connection with the Fund’s own operations. As a shareholder, the Fund must rely on the Other Investment Company to achieve its investment objective. The Fund’s performance may be magnified positively or negatively by virtue of its investment in the Other Investment Company. If the Other Investment Company fails to achieve its investment objective, the value of the Fund’s investment could decline, thus affecting the Fund’s performance. In addition, because certain Other Investment Company shares are listed on national stock exchanges and are traded like stocks on an exchange, their shares potentially may trade at a discount or a premium. Investments in such shares may be subject to brokerage and other trading costs, which could result in greater expenses to the Fund. Finally, because the value of certain Other Investment Company shares may depend on the demand in the market, the Adviser may not be able to liquidate the Fund’s holdings in those shares at the most optimal time, adversely affecting the Fund’s performance.

Collateral Investments Risk. The Fund’s use of Collateral Investments may include obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities, including bills, notes and bonds issued by the U.S. Treasury, investment companies registered under the 1940 Act that invest in high-quality securities and corporate debt securities, such as commercial paper.

Some securities issued or guaranteed by federal agencies and U.S. Government-sponsored instrumentalities may not be backed by the full faith and credit of the United States, in which case the investor must look principally to the agency or instrumentality issuing or guaranteeing the security for ultimate repayment, and may not be able to assert a claim against the United States itself in the event that the agency or instrumentality does not meet its commitment. The U.S. Government, its agencies and instrumentalities do not guarantee the market value of their securities, and consequently, the value of such securities may fluctuate. Although the Fund may hold securities that carry U.S. Government guarantees, these guarantees do not extend to the Shares.

Investment companies that invest in high-quality securities are subject to management fees and other expenses. Therefore, investments in these funds will cause the Fund to bear indirectly a proportional share of the fees and costs of the funds in which it invests. At the same time, the Fund will continue to pay its own management fees and expenses with respect to all of its assets, including any portion invested in the shares of such fund. It is possible to lose money by investing in investment companies that invest in high-quality securities.

Corporate debt securities such as commercial paper generally are short-term unsecured promissory notes issued by businesses. Corporate debt may carry variable or floating rates of interest. Corporate debt securities carry both credit risk and interest rate risk. Credit risk is the risk that the Fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it is due.

Asset Concentration Risk. Since the Fund may take concentrated positions in Golden Knights Index Futures Contracts, the Fund’s performance may be hurt disproportionately and significantly by the poor performance of those positions to which it has significant exposure. Asset concentration makes the Fund more susceptible to any single occurrence affecting the underlying positions and may subject the Fund to greater market risk than more diversified funds.

Counterparty Risk. The Fund will be subject to credit risk (i.e., the risk that a counterparty is unwilling or unable to make timely payments or otherwise meet its contractual obligations) with respect to the amount the Fund expects to receive from counterparties to: Golden Knights Index Futures Contracts; reverse repurchase agreements; swaps on Golden Knights Index Futures Contracts, Other Investment Companies, or the Golden Knights Index.

The Fund may be negatively impacted if a counterparty becomes bankrupt or otherwise fails to perform its obligations under such an agreement. The Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding and the Fund may obtain only limited recovery or may obtain no recovery in such circumstances. In order to attempt to mitigate potential counterparty credit risk, the Fund typically enters into transactions with major financial institutions.

The counterparty to an exchange-traded futures contract is subject to the credit risk of the clearing house and the FCM through which it holds its position. Specifically, the FCM or the clearing house could fail to perform its obligations, causing significant losses to the Fund. For example, the Fund could lose margin payments it has deposited with an FCM as well as any gains owed but not paid to the Fund, if the FCM or clearing house becomes insolvent or otherwise fails to perform its obligations. Credit risk of market participants with respect to derivatives that are centrally cleared is concentrated in a few clearing houses and it is not clear how an insolvency proceeding of a clearing house would be conducted and what impact an insolvency of a clearing house would have on the financial system. Under current CFTC regulations, a FCM maintains customers’ assets in a bulk segregated account. If a FCM fails to do so, or is unable to satisfy a substantial deficit in a customer account, its other customers may be subject to risk of loss of their funds in the event of that FCM’s bankruptcy. In that event, in the case of futures, the FCM’s customers are entitled to recover, even in respect of property specifically traceable to them, only a proportional share of all property available for distribution to all of that FCM’s customers. In addition, if the FCM does not comply with the applicable regulations, or in the event of a fraud or misappropriation of customer assets by the FCM, the Fund could have only an unsecured creditor claim in an insolvency of the FCM with respect to the margin held by the FCM. FCMs are also required to transfer to the clearing house the amount of margin required by the clearing house, which amount is generally held in an omnibus account at the clearing house for all customers of the FCM. In addition, the Fund may enter into futures contracts and repurchase agreements with a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. The Fund does not specifically limit its counterparty risk with respect to any single counterparty.

Further, there is a risk that no suitable counterparties are willing to enter into reverse repurchase agreements with the Fund, or continue to enter into, reverse repurchase agreement transactions with the Fund and, as a result, the Fund may not be able to achieve its investment objective. There is also the risk that the Fund may not be able to engage in reverse repurchase agreement transactions because suitable counterparties refuse to enter into transactions with the Fund. Contractual provisions and applicable law may prevent or delay the Fund from exercising its rights to terminate an investment or transaction with a financial institution experiencing financial difficulties, or to realize on collateral, and another institution may be substituted for that financial institution without the consent of the Fund. If the credit rating of a counterparty to a futures contract and/or repurchase agreement declines, the Fund may nonetheless choose or be required to keep existing transactions in place with the counterparty, in which event the Fund would be subject to any increased credit risk associated with those transactions. Also, in the event of a counterparty’s (or its affiliate’s) insolvency, the possibility exists that the Fund’s ability to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral, could be stayed or eliminated under special resolution regimes adopted in the United States, the European Union and various other jurisdictions. Such regimes provide government authorities with broad authority to intervene when a financial institution is experiencing financial difficulty. In particular, the regulatory authorities could reduce, eliminate, or convert to equity the liabilities to the Fund of a counterparty who is subject to such proceedings in the European Union (sometimes referred to as a “bail in”).

Credit Risk. An issuer or other obligated party of a debt security may be unable or unwilling to make dividend, interest and/or principal payments when due. In addition, the value of a debt security may decline because of concerns about the issuer’s ability or unwillingness to make such payments.

Debt Securities Risk. Investments in debt securities subject the holder to the credit risk of the issuer. Credit risk refers to the possibility that the issuer or other obligor of a security will not be able or willing to make payments of interest and principal when due. Generally, the value of debt securities will change inversely with changes in interest rates. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. During periods of falling interest rates, the income received by the Fund may decline. If the principal on a debt security is prepaid before expected, the prepayments of principal may have to be reinvested in obligations paying interest at lower rates. Debt securities generally do not trade on a securities exchange making them generally less liquid and more difficult to value than common stock.

Interest Rate Risk. Interest rate risk is the risk that the value of the debt securities in the Fund’s portfolio will decline because of rising market interest rates. Interest rate risk is generally lower for shorter term debt securities and higher for longer-term debt securities. Duration is a reasonably accurate measure of a debt security’s price sensitivity to changes in interest rates and a common measure of interest rate risk. Duration measures a debt security’s expected life on a present value basis, taking into account the debt security’s yield, interest payments and final maturity. In general, duration represents the expected percentage change in the value of a security for an immediate 1% change in interest rates. For example, the price of a debt security with a three-year duration would be expected to drop by approximately 3% in response to a 1% increase in interest rates. Therefore, prices of debt securities with shorter durations tend to be less sensitive to interest rate changes than debt securities with longer durations. As the value of a debt security changes over time, so will its duration.

Clearing Broker Risk. The Fund’s investments in exchange-traded futures contracts expose it to the risks of a clearing broker (or a FCM). Under current regulations, a clearing broker or FCM maintains customers’ assets in a bulk segregated account. There is a risk that Fund assets deposited with the clearing broker to serve as margin may be used to satisfy the broker’s own obligations or the losses of the broker’s other clients. In the event of default, the Fund could experience lengthy delays in recovering some or all of its assets and may not see any recovery at all. Furthermore, the Fund is subject to the risk that no FCM is willing or able to clear the Fund’s transactions or maintain the Fund’s assets. If the Fund’s FCMs are unable or unwilling to clear the Fund’s transactions, or if the FCM refuses to maintain the Fund’s assets, the Fund will be unable to have its orders for Golden Knights Index Futures Contracts fulfilled or assets custodied. In such a circumstance, the performance of the Fund will likely deviate from the performance of changes in the Golden Knights Index and may result in the proportion of Golden Knights Index Futures Contracts in the Fund’s portfolio relative to the total assets of the Fund to decrease.

Non-Diversification Risk. The Fund is classified as a “non-diversified company” under the 1940 Act. As a result, the Fund is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by the diversification requirements imposed by the Code. The Fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly invested in certain issuers.

Risks Related to the Management of the Fund

Active Management Risk. The Fund is actively managed, and its performance reflects investment decisions that the Adviser makes for the Fund. Such judgments about the Fund’s investments may prove to be incorrect. If the investments selected and the strategies employed by the Fund fail to produce the intended results, the Fund could underperform as compared to other funds with similar investment objectives and/or strategies, or could have negative returns.

Frequent Trading Risk. The Fund regularly purchases and subsequently sells (i.e., “rolls”) individual futures contracts throughout the year so as to maintain a fully invested position. As the contracts near their expiration dates, the Fund rolls them over into new contracts. This frequent trading of contracts may increase the amount of commissions or mark-ups to broker-dealers that the Fund pays when it buys and sells contracts, which may detract from the Fund’s performance. High portfolio turnover may result in the Fund paying higher levels of transaction costs and may generate greater tax liabilities for shareholders. Frequent trading risk may cause the Fund’s performance to be less than expected.

Rebalancing Risk. If for any reason the Fund is unable to rebalance all or a portion of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund may be over- or under-exposed to the returns of the Golden Knights Index. Additionally, because the market for Golden Knights Index Futures Contracts is nascent and may be thinly traded, the Fund’s own trading activity, including purchases, sales, and rolling of contracts, could materially influence the prices of Golden Knights Index Futures Contracts. If the Fund represents a significant portion of the open interest or trading volume, its activity could move prices against it, resulting in higher costs and reduced returns. If other market participants anticipate the Fund’s trading patterns, they may engage in front-running or other anticipatory trading strategies that further increase the Fund’s transaction costs. The trading activity associated with such transactions will contribute to the existing trading volume on the underlying futures contracts and may adversely affect the market price of such underlying futures contracts.

Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or systems failures. The Fund and the Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

Valuation Risk. The Fund or the Subsidiary may hold securities or other assets that may be valued on the basis of factors other than market quotations. This may occur because the asset or security does not trade on a centralized exchange, or in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” assets or securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, there is no assurance that the Fund or the Subsidiary could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund or the Subsidiary would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund or the Subsidiary at that time. The Fund’s ability to value investments may be impacted by technological issues or errors by pricing services or other third-party service providers.

New Fund Risk. As of the date of this prospectus, the Fund has no operating history and currently has fewer assets than larger funds. Like other new funds, large inflows and outflows may impact the Fund’s market exposure for limited periods of time. This impact may be positive or negative, depending on the direction of market movement during the period effected.

Risks Related to Trading of Shares

Trading Issues Risk. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. The Fund may have difficulty maintaining its listing on the Exchange in the event the Fund’s assets are small, the Fund does not have enough shareholders, or if the Fund is unable to proceed with creation and/or redemption orders.

Authorized Participant Concentration Risk. Only an “authorized participant” or “AP” (i.e., broker-dealers and large institutional investors that have entered into participation agreement with the Fund) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that act as APs on an agency basis (i.e. on behalf of other market participants). To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem, in either of these cases, Shares may trade at a discount to the Fund’s net asset value and possibly face delisting.

Market Maker Risk. If the Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of Shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s net asset value and the price at which the Shares are trading on the Exchange, which could result in a decrease in value of the Shares. In addition, decisions by market makers or APs to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Shares trading at a discount to net asset value and also in greater than normal intra-day bid-ask spreads for Shares.

Premium/Discount Risk. The market price of the Fund’s Shares will generally fluctuate in accordance with changes in the Fund’s net asset value as well as the relative supply of and demand for Shares on the Exchange. The Fund’s market price may deviate from the value of the Fund’s underlying portfolio holdings, particularly in time of market stress, with the result that investors may pay more or receive less than the underlying value of the Shares bought or sold. The Adviser cannot predict whether Shares will trade below, at, or above their net asset value because the Shares trade on the Exchange at market prices and not at net asset value. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related, but not identical, to the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. However, given that Shares can only be purchased and redeemed in Creation Units, and only to and from broker-dealers and large institutional investors that have entered into participation agreements (unlike shares of closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset value), the Adviser believes that large discounts or premiums to the net asset value of Shares should not be sustained. In addition, because the Fund provides exposure to the statistical performance of a single professional sports team, demand for Shares may be influenced by fan loyalty, emotional attachment, and team-related sentiment rather than by rational assessments of the Fund’s expected risk-adjusted returns. These demand patterns could increase intraday volatility in Fund Shares, widen bid-ask spreads, and result in investors purchasing or selling Shares at prices that do not reflect the Fund’s underlying NAV. During stressed market conditions, the market for the Fund’s Shares may become less liquid in response to deteriorating liquidity in the market for the Fund’s underlying portfolio holdings, which could in turn lead to differences between the market price of the Fund’s Shares and their net asset value. This can be reflected as a spread between the bid and ask prices for the Fund quoted during the day or a premium or discount in the closing price from the Fund’s NAV.

Active Market Risk. Although the Shares are listed for trading on the Exchange, there can be no assurance that an active trading market for the Shares will develop or be maintained. Shares trade on the Exchange at market prices that may be below, at or above the Fund’s net asset value. Securities, including the Shares, are subject to market fluctuations and liquidity constraints that may be caused by such factors as economic, political, or regulatory developments, changes in interest rates, and/or perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments.

Cash Transaction Risk. Most ETFs generally make in-kind redemptions to avoid being taxed at the fund level on gains on the distributed portfolio securities. However, unlike most ETFs, the Fund currently intends to effect some or all redemptions for cash, rather than in-kind, because of the nature of the Fund’s investments. The Fund may be required to sell portfolio securities to obtain the cash needed to distribute redemption proceeds, which involves transaction costs that the Fund may not have incurred had it effected redemptions entirely in kind. These costs may include brokerage costs and/or taxable gains or losses, which may be imposed on the Fund and decrease the Fund’s NAV to the extent such costs are not offset by a transaction fee payable to an AP. If the Fund recognizes gain on these sales, this generally will cause the Fund to recognize gain it might not otherwise have recognized if it were to distribute portfolio securities in-kind, or to recognize such gain sooner than would otherwise be required. This may decrease the tax efficiency of the Fund compared to ETFs that utilize an in-kind redemption process, and there may be a substantial difference in the after-tax rate of return between the Fund and other ETFs.

Risks Related to Regulation, External Factors, and Federal Income Tax Consequences

Tax Risk. The Fund intends to elect and to qualify each year to be treated as a RIC under Subchapter M of the Code. As a RIC, the Fund will not be subject to U.S. federal income tax on the portion of its net investment income and net capital gain that it distributes to shareholders, provided that it satisfies certain requirements of the Code. If the Fund does not qualify as a RIC for any taxable year and certain relief provisions are not available, the Fund’s taxable income will be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed. Additionally, buying securities shortly before the record date for a taxable dividend or capital gain distribution is commonly known as “buying the dividend.” In the event a shareholder purchases Shares shortly before such a distribution, the entire distribution may be taxable to the shareholder even though a portion of the distribution effectively represents a return of the purchase price. To comply with the asset diversification test applicable to a RIC, the Fund will limit its investments in the Subsidiary to 25% of the Fund’s total assets at the end of each tax quarter. The investment strategy of the Fund will cause the Fund to hold substantially more than 25% of the Fund’s total assets in investments in the Subsidiary the majority of the time. The Fund intends to manage the exposure to the Subsidiary so that the Fund’s investments in the Subsidiary do not exceed 25% of the total assets at the end of any tax quarter. If the Fund’s investments in the Subsidiary were to exceed 25% of the Fund’s total assets at the end of a tax quarter, the Fund, generally, has a grace period to cure such lack of compliance. If the Fund fails to timely cure, it may no longer be eligible to be treated as a RIC.

Because Golden Knights Index Futures Contracts produce non-qualifying income for purposes of qualifying as a RIC, the Fund makes its investments in Golden Knights Index Futures Contracts through the Subsidiary. The Fund intends to treat any income it may derive from the futures contracts received by the Subsidiary as “qualifying income” under the provisions of the Code applicable to RICs. The IRS has issued PLRs provided to third parties not associated with the Fund or its affiliates (which only those parties may rely on as precedent) concluding that similar arrangements resulted in qualifying income. Many of such PLRs have now been revoked by the IRS. In March of 2019, the Internal Revenue Service published Regulations that concluded that income from a corporation similar to the Subsidiary would be qualifying income, if the income is related to the Fund’s business of investing in stocks or securities. Although the Regulations do not require distributions from the Subsidiary, the Fund intends to cause the Subsidiary to make distributions that would allow the Fund to make timely distributions to its shareholders. The Fund generally will be required to include in its own taxable income the income of the Subsidiary for a tax year, regardless of whether the Fund receives a distribution of the Subsidiary’s income in that tax year, and this income would nevertheless be subject to the distribution requirement for qualification as a RIC and would be taken into account for purposes of the 4% excise tax.

If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions.

Subsidiary Regulatory Investment Risk. Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary are organized, respectively, could result in the inability of the Fund to operate as intended and could negatively affect the Fund and its shareholders. The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. However, as the Subsidiary is wholly-owned by the Fund, and the investors of the Fund will have the investor protections of the 1940 Act, the Fund as a whole—including the Subsidiary—will provide investors with 1940 Act protections.

Commodity Regulatory Risk. The Fund’s use of commodity futures subject to regulation by the CFTC has caused the Fund to be classified as a “commodity pool” and this designation requires that the Fund comply with CFTC rules, which may impose additional regulatory requirements and compliance obligations. The Fund’s investment decisions may need to be modified, and commodity contract positions held by the Fund may have to be liquidated at disadvantageous times or prices, to avoid exceeding any applicable position limits established by the CFTC, potentially subjecting the Fund to substantial losses. The regulation of commodity transactions in the United States is subject to ongoing modification by government, self-regulatory and judicial action. The effect of any future regulatory change with respect to any aspect of the Fund is impossible to predict, but could be substantial and adverse to the Fund.

Regulatory Risk. The regulatory framework governing sports-linked financial instruments is evolving and subject to significant uncertainty. Golden Knights Index Futures Contracts are a novel instrument class for which there is limited regulatory precedent. The CFTC has broad discretionary authority to determine whether particular contracts are consistent with the public interest, including authority to disapprove or direct an exchange to delist contracts that the CFTC determines involve gaming, are unlawful, or otherwise run contrary to the purposes of the CEA. The CFTC has recently proposed amendments to its rules concerning event contracts, commonly referred to as prediction markets, to specify which contracts may be determined contrary to the public interest and therefore may not be listed for trading or accepted for clearing on or through a CFTC-regulated entity. The CFTC or the listing exchange could, at any time and without advance notice, impose new conditions, margin or position-limit requirements, reporting obligations, trading halts, settlement adjustments, or delisting actions. Any such changes could, among other things; (i) impair the Fund’s ability to establish, maintain, or close positions; (ii) require the Fund to liquidate positions at disadvantageous prices; (iii) alter the economic characteristics on which the Fund relies; or (iv) render the Fund’s principal investment strategy impractical. In addition, future legislative, judicial, or administrative developments could retroactively affect the permissibility, settlement mechanics, or availability of Golden Knights Index Futures Contracts. These developments may occur abruptly and may not provide mechanisms for investor recourse or for the orderly unwind of positions. There can be no assurance that the regulatory environment for sports-linked financial instruments will remain stable or favorable.

Cyber Security Risk. The Fund is susceptible to operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding, but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the Fund’s third-party service providers, such as its administrator, transfer agent, or custodian, as applicable, or issuers in which the Fund invests, can also subject the Fund to many of the same risks associated with direct cyber security breaches. While the Fund has established business continuity plans and risk management systems designed to reduce the risks associated with cyber security, there are inherent limitations in such plans and systems. Additionally, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third-party service providers.

Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, Golden Knights, tsunamis and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics (for example, the novel coronavirus COVID-19), have been and can be highly disruptive to economies and markets and have recently led, and may continue to lead, to increased market volatility and significant market losses. Such natural disaster and health crises could exacerbate political, social, and economic risks, and result in significant breakdowns, delays, shutdowns, social isolation, and other disruptions to important global, local and regional supply chains affected, with potential corresponding results on the operating performance of the Fund and its investments. A climate of uncertainty and panic, including the contagion of infectious viruses or diseases, may adversely affect global, regional, and local economies and reduce the availability of potential investment opportunities, and increases the difficulty of performing due diligence and modeling market conditions, potentially reducing the accuracy of financial projections. Under these circumstances, the Fund may have difficulty achieving its investment objectives which may adversely impact Fund performance. Further, such events can be highly disruptive to economies and markets, significantly disrupt the operations of individual companies (including, but not limited to, the Fund’s investment advisor, third party service providers, and counterparties), sectors, industries, markets, securities and commodity exchanges, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. These factors can cause substantial market volatility, exchange trading suspensions and closures, changes in the availability of and the margin requirements for certain instruments, and can impact the ability of the Fund to complete redemptions and otherwise affect Fund performance and Fund trading in the secondary market. A widespread crisis would also affect the global economy in ways that cannot necessarily be foreseen. How long such events will last and whether they will continue or recur cannot be predicted. Impacts from these could have a significant impact on the Fund’s performance, resulting in losses to your investment.

Performance

As of the date of this prospectus, the Fund has not yet commenced operations and therefore does not have a performance history. Once available, the Fund’s performance information will be accessible on the Fund’s website at www.volatilityshares.com and will provide some indication of the risks of investing in the Fund.

Management

Investment Adviser

Volatility Shares LLC

Portfolio Managers

The following persons serve as portfolio managers of the Fund.

•	Charles Lowery — Chief Investment Officer, Volatility Shares
•	Anand Desai — Head of Portfolio Management, Volatility Shares
•	Dustin Shidaker — Portfolio Manager, Volatility Shares

Each of the portfolio managers is primarily and jointly responsible for the day-to-day management of the Fund. Each of the Fund’s portfolio managers have served in such capacity since the Fund’s inception.

Purchase and Sale of Shares

The Fund issues and redeems Shares on a continuous basis, at NAV, only in large blocks of shares called “Creation Units.” Individual Shares may only be purchased and sold on the secondary market through a broker-dealer at a market price. Since Shares trade on securities exchanges in the secondary market at their market price rather than their NAV, the Shares may trade at a price greater than (premium) or less than (discount) the Fund’s NAV. An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). Recent information, including the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is available online at www.volatilityshares.com.

Tax Information

The Fund’s distributions will generally be taxable as ordinary income, returns of capital or capital gains. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser and Foreside Fund Services, LLC, the Fund’s distributor (the “Distributor”), may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Washington Capitals ETF

Investment Objective

The Washington Capitals ETF (the “Fund” or “[__]”) seeks to provide investment results, before fees and expenses, that correspond to the performance of futures contracts on the CME FSPI NHL Washington Capitals Index.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell Shares. Investors may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example set forth below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	[___]	%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses(1)	0.00%
Total Annual Fund Operating Expenses	[___]	%
(1)	“Other Expenses” are estimates based on the expenses the Fund expects to incur for the current fiscal year.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels. This example does not include the brokerage commissions that investors may pay to buy and sell Shares.

Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years
$[__]	$[___]

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. Because the Fund is new, portfolio turnover information is unavailable at this time.

Principal Investment Strategies

The Fund is an exchange-traded fund (“ETF”) that seeks to achieve its investment objective primarily through investments in futures contracts on the CME FSPI NHL Washington Capitals Index, which is a non-investable index (the “Capitals Index”). The Capitals Index is designed to systemically measure the cumulative team performance of the Washington Capitals only during games played over the regular and post-season. The Capitals Index is a transparent, rules-based system using official league statistics, where positive actions add points and negative actions subtract points. The Capitals Index is based on fifty-five statistical measures of performance and results of team games (wins, losses and ties) that results in continuous, live statistical values that underpin the value of the Capitals Index which is calculated into a trackable and tradable number. The Capitals Index is based solely on these statistical factors, and the performance of other professional hockey teams in the National Hockey League® (the “NHL”), or events outside of on-ice performance by the Washington Capitals, will not impact the value of the Capitals Index.

The Capitals Index has an initial standardized base value of 7,500 before the season and moves up or down based on officially reported statistics from each game, including real-time movement during regular season and postseason play. At the conclusion of the postseason, the Capitals Index value resets to 7,500.

The Capitals Index is maintained and calculated by FutureSports (the “Index Provider”). The Capitals Index methodology is designed to align with the International Organization of Securities Commissions (“IOSCO”) Principles for Financial Benchmarks and supported by published governance, oversight and methodology change procedures. The NHL serves as the official data source for the Capitals Index but does not participate in index determination or governance.

The Fund obtains exposure to the Capitals Index by investments in futures contracts that reference the Capitals Index and that trade on an exchange registered with the Commodity Futures Trading Commission (“Capitals Index Futures Contracts”), and cash, cash-like instruments or high quality securities that serve as collateral to the Fund’s investments in Capitals Index Futures Contracts (“Collateral Investments”).

Under normal circumstances, the Fund will invest at least 80% of the value of its net assets (plus borrowings for investment purposes) in Capitals Index-Linked Instruments. For purposes of this policy, “Capitals Index-Linked Instruments” means (i) Capitals Index Futures Contracts; (ii) shares of other investment companies registered under the Investment Company Act of 1940 (the “1940 Act”) that invest in similar assets to those in which the Fund may invest (“Other Investment Companies”); (iii) exchange traded options on the Capitals Index or shares of Other Investment Companies; and (iv) swap agreement transactions that reference Capitals Index Futures Contracts, Other Investment Companies, or the Capitals Index. Certain Capitals Index-Linked Instruments, such as Other Investment Companies or options thereon, are currently unavailable for investment, though are expected to become available in the future.

The Fund expects to gain investment exposure to the Capitals Index by investing a portion of its assets in a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”).

The Fund does not invest directly in prediction markets, event contracts or other instruments that provide exposure to individual sporting event or season-long outcomes or to investments that provide exposure to the financial performance of individual sports teams or leagues. Instead, the Fund seeks to benefit from increases in the price of Capitals Index Futures Contracts.

The investment adviser to the Fund and the Subsidiary is Volatility Shares LLC (the “Adviser” or “Volatility Shares”). The Adviser oversees the Fund and implements the day-to-day portfolio management responsibilities for the Fund. In serving as investment adviser to the Fund, the Adviser does not conduct conventional investment research or analysis or forecast market movement or trends.

The Fund is classified as a “non-diversified company” under the 1940 Act. The Fund will not concentrate its investments in securities of issuers in any industry or group of industries, as the term “concentrate” is used in the 1940 Act, except that the Fund may invest more than 25% of its total assets in Capitals Index-Linked Instruments.

The Washington Capitals

The Washington Capitals are a professional ice hockey team based in Washington, D.C., competing in the Metropolitan Division of the NHL’s Eastern Conference. During the 2025–2026 season, the Capitals finished fourth in the Metropolitan Division, ranking 13th in standings points, 15th in goals for, 10th in goals against, and 11th in goal differential. The Capitals were founded in 1974 by businessman Abe Pollin. The Capitals are currently owned by Ted Leonsis through Monumental Sports & Entertainment, serving as Governor since 1999. The team has won one Stanley Cup championship, capturing the title in 2018. Neither the Fund, the Trust, nor the Adviser is affiliated with the Washington Capitals.

Capitals Index Futures Contracts

The Fund intends to typically enter into cash-settled Capitals Index Futures Contracts as the “buyer,” except as detailed below.

In simplest terms, in a cash-settled futures market the counterparty pays cash to the buyer if the price of a futures contract goes up, and buyer pays cash to the counterparty if the price of the futures contract goes down. In order to maintain its exposure to the Capitals Index, the Fund intends to exit its futures contracts as they near expiration and replace them with new futures contracts with a later expiration date. Futures contracts with a longer term to expiration may be priced higher than futures contracts with a shorter term to expiration, a relationship called “contango”. When rolling futures contracts that are in contango the Fund will close its long position by selling the shorter-term contract at a relatively lower price and buying a longer-dated contract at a relatively higher price. The presence of contango will adversely affect the performance of the Fund. Conversely, futures contracts with a longer term to expiration may be priced lower than futures contracts with a shorter term to expiration, a relationship called “backwardation”. When rolling long futures contracts that are in backwardation, the Fund will close its long position by selling the shorter-term contract at a relatively higher price and buying a longer-dated contract at a relatively lower price. The presence of backwardation may positively affect the performance of the Fund. Further, the returns of the Capitals Index Futures Contracts may differ from that of the Capitals Index due to the divergence in prices or the costs associated with investing in futures contracts, which may negatively impact the Fund’s returns.

The Fund invests in Capitals Index Futures Contracts indirectly via the Subsidiary. The Subsidiary and the Fund will have the same investment adviser and investment objective. The Subsidiary will also follow the same general investment policies and restrictions as the Fund. Except as noted herein, for purposes of this Prospectus, references to the Fund’s investment strategies and risks include those of the Subsidiary. The Fund complies with the provisions of the 1940 Act governing investment policies and capital structure and leverage on an aggregate basis with the Subsidiary. Furthermore, the Adviser, as the investment adviser to the Subsidiary, complies with the provisions of the 1940 Act relating to investment advisory contracts as it relates to its advisory agreement with the Subsidiary. The Subsidiary also complies with the provisions of the 1940 Act relating to affiliated transactions and custody. Because the Fund intends to qualify for treatment as a regulated investment company (a “RIC”) under the Internal Revenue Code of 1986 (the “Code”), the size of the Fund’s investment in the Subsidiary will not exceed 25% of the Fund’s total assets at or around each quarter end of the Fund’s fiscal year. In order to qualify as a RIC, the Fund will have to reduce its exposure to its Subsidiary on or around the end of each of the Fund’s fiscal quarter ends. The Fund expects to reduce its exposure to its Subsidiary during these periods by investing in certain other investments as described below. During these periods, the Fund may not achieve its investment objective. At other times of the year, the Fund’s investments in the Subsidiary will significantly exceed 25% of the Fund’s total assets. The Subsidiary’s custodian is U.S. Bank, N.A.

If circumstances occur where market prices for Capitals Index Futures Contracts were not readily available, the Fund would fair value its Capitals Index Futures Contracts in accordance with its pricing and valuation policy and procedures for fair value determinations. Pursuant to those policies and procedures, the Adviser would consider various factors, such as pricing history; market levels prior to price limits or halts; and supply, demand, and open interest in Capitals Index Futures Contracts, among other factors. The Adviser would document its proposed pricing and methodology, detailing the factors that entered into the valuation.

Collateral Investments

The Fund will also invest its assets in Collateral Investments. The Collateral Investments may consist of high-quality securities, which include: (1) U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury; (2) investment companies registered under the 1940 Act that invest in high-quality securities; and/or (3) corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by businesses that are rated investment grade or determined by the Adviser to be of comparable quality. For these purposes, “investment grade” is defined as investments with a rating at the time of purchase in one of the four highest categories of at least one nationally recognized statistical rating organization (e.g., BBB- or higher from S&P Global Ratings or Baa3 or higher from Moody’s Investors Service, Inc.).

The Collateral Investments are designed to provide liquidity, serve as margin, or otherwise collateralize the Subsidiary’s investments in Capitals Index-Linked Instruments. The Fund expects that it will primarily invest its assets, and that the Subsidiary will primarily invest its assets, in Collateral Investments that are “securities,” as such term is defined under the 1940 Act.

Other Investments

In order to help the Fund maintain exposure to the Capitals Index, maintain its tax status as a RIC on days in and around quarter-end, help the Fund maintain its desired exposure to Capitals Index Futures Contracts when it is approaching or has exceeded position limits or accountability levels, or because of liquidity or other constraints, the Fund may invest in the following:

Reverse Repurchase Agreements

The Fund may invest in reverse repurchase agreements which are a form of borrowing in which the Fund sells portfolio securities to financial institutions and agrees to repurchase them at a mutually agreed-upon date and price that is higher than the original sale price, and use the proceeds for investment purchases.

As a result of the Fund repurchasing the securities at a higher price, the Fund will lose money by engaging in reverse repurchase agreement transactions.

As noted above, because the Fund intends to qualify for treatment as a RIC under the Code, the size of the Fund’s investment in the Subsidiary will not exceed 25% of the Fund’s total assets at or around each quarter end of the Fund’s fiscal year (the “Asset Diversification Test”). At other times of the year, the Fund’s investments in the Subsidiary will significantly exceed 25% of the Fund’s total (or gross) assets.

When the Fund seeks to reduce its total assets exposure to the Subsidiary, it may use the short-term Treasury Bills it owns (and purchase additional Treasury Bills as needed) to transact in reverse repurchase agreement transactions, which are ostensibly loans to the Fund. Those loans will increase the gross assets of the Fund, which the Adviser expects will allow the Fund to meet the Asset Diversification Test. When the Fund enters into a reverse repurchase agreement, it will either (i) be consistent with Section 18 of the 1940 Act and maintain asset coverage of at least 300% of the value of the reverse repurchase agreement; or (ii) treat the reverse repurchase agreement transactions as derivative transactions for purposes of Rule 18f-4 under the 1940 Act (“Rule 18f-4”), including as applicable, the value-at-risk based limit on leverage risk.

Other Investment Companies

The Fund may invest in shares of Other Investment Companies, that is, shares of investment companies registered under the 1940 Act that invest in similar assets to those in which the Fund may invest.

Exchange-traded option contracts on shares of Other Investment Companies.

The Fund may invest in exchange-listed option contracts on shares of Other Investment Companies, which invest in similar assets to those in which the Fund may invest. An option is a contract that gives the purchaser of the option, in return for the premium paid, the right to buy shares of an investment company, from the writer of the option (in the case of a call option), or to sell shares of the investment company to the writer of the option (in the case of a put option) at a designated price during the term of the option. The premium paid by the buyer of an option will reflect, among other things, the relationship of the exercise price to the market price and the volatility of the shares of the investment company, the remaining term of the option, supply, demand, interest rates and/or currency exchange rates. The Fund may utilize “American” style options or “European” style options. American style options are exercisable on any date prior to the expiration date of the option contract. In contrast, European style options are exercisable only on the expiration date of the option contract.

Swaps that reference Capitals Index Futures Contracts, Other Investment Companies, or the Capitals Index.

Swap contracts are transactions entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a swap transaction, the Fund and a counterparty will agree to exchange or “swap” payments based on the change in value of an underlying asset or benchmark. For example, the two parties may agree to exchange the return (or differentials in rates of returns) earned or realized on a particular investment or instrument. In the case of the Fund, the reference asset can be Capitals Index Futures Contracts, Other Investment Companies or the Capitals Index.

Principal Risks

As with all investments, there are certain risks of investing in the Fund. Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective. An investment in the Fund does not represent a complete investment program. An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, the Adviser or any of their affiliates. You should consider carefully the following risks before investing in the Fund.

Each risk noted below is considered a principal risk of investing in the Fund, regardless of the order in which it appears. The significance of each risk factor below may change over time and you should review each risk factor carefully.

Risks Specific to the Fund’s Investments

Investment Strategy Risk. The Fund, through the Subsidiary, invests primarily in Capitals Index Futures Contracts. The Fund does not invest directly in prediction markets, event contracts or other instruments that provide exposure to individual sporting event or season-long outcomes or to investments that provide exposure to the financial performance of individual sports teams or leagues. Instead, the Fund seeks to benefit from increases in the price of Capitals Index Futures Contracts. The price of Capitals Index Futures Contracts may not be an accurate measure of the Capitals Index. Consequently, the Fund may perform differently from the performance of the Capitals Index. There can be no guarantee that the performance of Capitals Index Futures Contracts will be highly correlated to the performance of the Capitals Index. Transaction costs (including the costs associated with futures investing), position limits, the availability of counterparties and other factors may impact the cost and pricing of Capitals Index Futures Contracts and decrease the correlation between the performance of Capitals Index Futures Contracts and the Capitals Index, over short- or long-term periods. In addition, the performance of back-month Capitals Index Futures Contracts is likely to differ more significantly from the performance of the Capitals Index. To the extent the Fund is invested in back-month Capitals Index Futures Contracts, the performance of the Fund should be expected to deviate more significantly from the performance of the Capitals Index. Moreover, because the Capitals Index is uninvestable, the Fund can only gain exposure through futures contracts and other derivatives, and differences between the prices of those instruments and the levels of the Capitals Index may result in the Fund experiencing larger losses or smaller gains than would be implied by changes in the Capitals Index alone.

Sports Performance Risk. The Fund’s investment strategy is inherently speculative. The value of Capitals Index Futures Contracts is derived from the statistical performance of a single professional sports team as measured by the Capitals Index. Successfully investing in Capitals Index Futures Contracts requires that the team tracked by the index performs well statistically over the course of a season, an outcome that is inherently uncertain and subject to numerous unpredictable variables, including player health, competitive dynamics, coaching decisions, and random variation in athletic performance. The Capitals Index may decline in value, and there can be no assurance that the team tracked by the index will perform at or above the levels implied by the prices of Capitals Index Futures Contracts at the time the Fund obtains exposure.

On-Ice Performance and Competitive Results Risk. The Fund’s investment performance is linked to the on-ice statistical performance of a single NHL team during the regular season and, if applicable, the playoffs. The prices of Capitals Index Futures Contracts are expected to rise when the team performs well statistically and to fall when the team performs poorly. Competitive results in professional hockey are inherently unpredictable and can be influenced by factors entirely outside the team’s control, including the performance of opposing teams, referee calls, random puck bounces, weather affecting travel, and in-game injuries. A team may enter a season with high expectations based on roster strength, coaching hires, or offseason acquisitions, only to underperform due to chemistry issues, unexpected injuries to key players, player slumps, or tactical mismatches against divisional opponents. The NHL season extends over several months and includes 82 regular season games per team, during which even a strong team may experience prolonged losing streaks that cause material declines in the Capitals Index. If the team fails to make the playoffs, the Fund will not benefit from any potential uplift in index value that could accompany postseason success. Conversely, early playoff elimination could cause sharp declines in futures prices if the market had priced in deeper postseason performance. Because the Fund is concentrated in a single NHL team, there is no opportunity to offset poor on-ice performance by gaining exposure to a stronger team or a different sport.

Capitals Index Investing Risk. The Fund is indirectly exposed to the risks of the Capitals Index through its investments in Capitals Index Futures Contracts and other Capitals Index-Linked Instruments. The Fund does not invest in the Capitals Index, which is an uninvestable index. The performance of the Capitals Index will be very different from a portfolio of Capitals Index Futures Contracts.

The Capitals Index moves up or down based on officially reported statistics from every game, match, or event throughout the regular season and postseason. Positive statistical actions (e.g., goals scored, points earned) add value to the index, while negative actions (e.g., opponent scoring, penalties or setbacks) subtract value. Poor statistical performance by the Washington Capitals could have a significant negative impact on the level of the Capitals Index and therefore the value of the Fund. In addition, unlike instruments that are based on tradable reference assets, the Capitals Index Futures Contracts and Capitals Index-Linked Instruments are tied to an index that is not directly investable and, thus, have settlement prices based on the calculation of that index, not the price of a tradable asset.

Concentrated Single-Team Exposure Risk. The Fund’s investment strategy results in concentrated exposure to a single professional sports team’s statistical performance (i.e., the Washington Capitals) as measured by an index. Unlike diversified funds that spread risk across multiple asset classes, sectors, or issuers, the Fund’s performance is primarily driven by the statistical output of one team over the course of a season. As a result, the Fund is more susceptible to risks affecting that team, including player injuries, suspensions, trades, retirements, coaching changes, front-office turnover, league sanctions, labor disputes, lockouts, or other events that directly or indirectly influence the team’s on-ice statistical performance. This degree of concentration will likely increase volatility in the Fund’s NAV, heighten the likelihood of significant losses over short periods, and cause the Fund’s returns to diverge substantially from those of more diversified investments. Additionally, because the Fund is concentrated in a single team, it is inherently concentrated in a single professional sports league. This subjects the Fund to league-specific risks, including league-wide labor disputes, broad scandal, changes to the structure or rules of the league, or events that cause the cancellation or suspension of games. The Fund has no ability to rotate exposure into a different team, sport, or league in response to adverse developments affecting the team to which it has exposure.

Insider Trading and Information Asymmetry Risk. Unlike securities markets, which are governed by well-established insider trading prohibitions under the Securities Exchange Act of 1934, the legal framework governing trading on the basis of material, non-public information in the context of commodity futures is less developed. While the CFTC has broad anti-manipulation and anti-fraud authority under the Commodity Exchange Act (“CEA”), specific rules and judicial precedent addressing what constitutes improper trading on non-public information in the context of sports-linked futures remain nascent. Certain individuals may possess material, non-public information that could affect the statistical performance of the Capitals Index and, consequently, the prices of Capitals Index Futures Contracts. Such individuals may include, without limitation, team coaches, players, trainers, team medical staff, front office personnel, referees, officials, league personnel, or sports data providers. For example, undisclosed injuries to key players or undisclosed lineup changes could materially affect the level of the Capitals Index. Such persons could trade Capitals Index Futures Contracts or Fund Shares to profit from their informational advantage prior to public disclosure. There is no guarantee that exchanges, the CME, or the CFTC will successfully detect and prevent such trading, and the Fund has no means of preventing such individuals from purchasing or selling Fund Shares. The participation of informed insiders in the market for Capitals Index Futures Contracts can create adverse selection for other market participants and distort market prices. Because the Fund is concentrated in a single team, the impact of insider trading on the Fund may be more pronounced than in markets with broader diversification.

League Credibility and Sports Integrity Risk. The Capitals Index is calculated based on official league statistics derived from the games of a single professional sports team, and the integrity of those games is fundamental to the reliability of the index. Efforts to interfere with the team’s games, including match-fixing, point-shaving, or referee manipulation, could materially affect the statistical data upon which the Capitals Index is based, create significant uncertainty regarding index levels, and cause pronounced price volatility in Capitals Index Futures Contracts. Confirmed or suspected game interference may also prompt legislative or regulatory responses, including restrictions on sports-linked financial products or emergency rulemaking by the CFTC, that could restrict the listing or trading of Capitals Index Futures Contracts. Even widely publicized allegations of interference, absent actual misconduct, could undermine market confidence in the Capitals Index and the futures contracts that reference it.

Gaming and State Regulatory Litigation Risk. Exchanges that list sports-linked financial instruments, including Capitals Index Futures Contracts, may be subject to legal challenges brought by state attorneys general, state gaming commissions, and other state-level actors asserting that such instruments constitute regulated gambling or gaming activity under state law, notwithstanding that such contracts are listed on a CFTC-regulated exchange. Such proceedings may assert that the listing of sports-linked contracts violates state gaming statutes, requires state gaming or sports wagering licenses, or constitutes an illegal gambling enterprise. These exchanges, and the CFTC in certain court filings, have asserted that the CEA and the CFTC’s exclusive jurisdiction over CFTC-regulated exchanges preempts state gaming regulations. There is no assurance that federal courts will rule in favor of federal preemption, and resolution may require years of litigation and potentially appellate review. An adverse ruling could result in the suspension or cessation of trading in Capitals Index Futures Contracts, material operational restrictions, significant financial penalties, or the effective loss of the ability to list sports-linked futures. Any of these outcomes could materially and adversely affect the Fund’s ability to achieve its investment objective and could result in significant losses.

Platform and Distribution Restriction Risk. Broker-dealers, registered investment adviser platforms, wirehouses, and other financial intermediaries may refuse to list, recommend, or permit purchases of Fund Shares through their platforms due to the Fund’s association with sports performance outcomes and the perception that such products are akin to sports wagering, regardless of the Fund’s legal status as a registered investment company under the 1940 Act. Certain intermediaries may permit only unsolicited purchases, prohibit financial advisers from recommending the Fund, or exclude the Fund from model portfolios entirely. These restrictions could limit the Fund’s accessible investor base, constrain assets under management, reduce secondary market liquidity, widen bid-ask spreads, and increase the likelihood that Fund Shares will trade at significant premiums or discounts to net asset value. Even if an intermediary initially permits distribution, it may subsequently restrict access in response to adverse regulatory developments, reputational concerns, or changes in compliance policies. If a significant number of intermediaries refuse to distribute Fund Shares, the Fund may be unable to achieve sufficient scale, which could increase the Fund’s expense ratio, reduce trading volume, and impair the Fund’s ability to operate effectively.

Novel Market Risk. Capitals Index Futures Contracts are a novel asset class with limited trading history. The market may not develop the depth, liquidity, or trading efficiency associated with more established futures markets, and its pricing may be influenced by factors unrelated to fundamental assessments of team performance, including speculative activity, behavioral biases, regulatory headlines, or concentrated participation by a limited number of traders. There is limited historical data on which to base expectations regarding future price behavior, volatility patterns, or the costs associated with maintaining exposure, and traditional risk metrics may not accurately capture the risks of investing in this market. There can be no assurance that the market for Capitals Index Futures Contracts will achieve or sustain the level of participation, liquidity, and price discovery necessary for the Fund to effectively pursue its investment objective.

Limited Price Discovery and Market Depth Risk. Because Capitals Index Futures Contracts are a newly created instrument class, the market may lack the depth, breadth, and participation necessary for reliable price discovery. Traditional commodity futures markets benefit from decades of participation by commercial hedgers, speculators, and arbitrageurs whose activities contribute to efficient pricing. The market for Capitals Index Futures Contracts is expected to have few, if any, natural commercial hedgers, and may be dominated by retail speculators, algorithmic traders, or a small number of institutional participants. This concentrated participation could result in prices that do not accurately reflect fair value, wider bid-ask spreads, and elevated intraday price volatility. In thin markets, even modest order flow from the Fund could move prices against the Fund, increasing transaction costs and reducing returns. There can be no assurance that the market for Capitals Index Futures Contracts will develop sufficient liquidity over time, and the Fund may be unable to establish or exit positions at prices the Fund considers favorable.

Seasonality and Offseason Risk. The Capitals Index resets to a standardized base value prior to the start of each sports season and has a defined life cycle that ends following the postseason. Because the Fund tracks a single team in a single sport, the Fund is tied to that sport’s competitive calendar and has no ability to diversify across sports or rotate into a sport that is in-season when the team’s sport is not. During the playing season, the Capitals Index moves in real-time based on officially reported game statistics, and the prices of Capitals Index Futures Contracts are expected to reflect both the current index level and market expectations regarding future team performance. During the offseason, however, the Capitals Index will not move because no games are being played, and the Fund’s exposure to Capitals Index Futures Contracts will behave differently than during the playing season. The Fund anticipates maintaining exposure to Capitals Index Futures Contracts during the offseason. Although the underlying index will be static during this period, the prices of Capitals Index Futures Contracts may still fluctuate based on market expectations regarding the team’s prospects for the upcoming season, including coaching changes, player trades, draft picks, free agent signings, injury recovery timelines, training camp developments, and other factors that affect the market’s assessment of the team’s likely statistical performance. However, because the index itself is not moving during the offseason, the magnitude of futures price movements may be reduced relative to the playing season, and the relationship between futures prices and the underlying index level may be less predictable. There can be no assurance that the Fund’s offseason futures holdings will appreciate in value, and the Fund may experience losses during the offseason if market sentiment regarding the team’s upcoming season deteriorates. In addition, there can be no assurance that Capitals Index Futures Contracts will be available in sufficient volume or at favorable pricing during the offseason or at the start of a new season.

League Discontinuation, Lockout, or Strike Risk. The Fund’s ability to invest in Capitals Index Futures Contracts depends on the continued operation of the NHL and the playing of scheduled games. Labor disputes between the NHL and its players’ union could result in a lockout or strike that suspends or cancels all or a significant portion of a season. The NHL has previously experienced work stoppages, including a full-season cancellation in 2004-2005. During any such period, no games would be played, the Capitals Index would not generate data, and trading in Capitals Index Futures Contracts could be suspended or severely impaired. The Fund would be unable to pursue its investment strategy during such a period, may be forced to liquidate positions at disadvantageous prices, and could experience substantial losses. Even after a labor dispute is resolved, the shortened or restructured season could materially change the statistical patterns underlying the index methodology. In addition, force majeure events such as a pandemic, natural disaster, or other circumstances beyond the control of the league could cause widespread game cancellations or delays. There can be no assurance that the league will not experience a work stoppage or other extended interruption during the Fund’s investment period, or that the Fund will be able to recover any losses incurred as a result of such events.

Index Provider and Data Dependency Risk. The Capitals Index is maintained and calculated by a single Index Provider, FutureSports. If the Index Provider were to experience operational failures, cease operations, lose its data feed from the applicable sports league, experience a cybersecurity breach, or otherwise become unable to calculate the Capitals Index, Capitals Index Futures Contracts may have no reliable reference value, which could materially and adversely affect the value of the Fund. In addition, the Capitals Index is calculated solely on the basis of officially reported statistics from a single sports league. The league serves as the data source but does not participate in index determination or governance. If the league were to report incorrect statistics, issue post-game corrections, change how it reports or categorizes statistics, delay reporting, or discontinue the provision of data to the Index Provider, the settlement prices of Capitals Index Futures Contracts could be based on erroneous or incomplete data. Furthermore, the Index Provider controls the methodology by which official statistics are translated into index points. If the Index Provider amends or discontinues its methodology, the behavior of the Capitals Index could change materially and the futures market may not immediately price in such changes. The Capitals Index is calculated in real-time while games are being played, which introduces latency, data-feed, and computational risks that differ from those associated with traditional financial indexes.

Trading Hours and Sporting Event Timing Risk. NHL games may occur during evening hours, on weekends, and on holidays when the Exchange is closed and when the market for Capitals Index Futures Contracts may have limited or no trading activity. Because the Capitals Index moves in real-time while games are being played, material index movements may occur during periods when investors are unable to buy or sell Shares or when Capitals Index Futures Contracts are not actively trading. As a result, the opening price of Shares and the prices of Capitals Index Futures Contracts on the next trading session may differ significantly from the prior session’s closing prices, potentially resulting in large gaps at the open. Shareholders may not be able to sell their Shares until after such a gap has been fully realized, resulting in an inability to mitigate losses in a declining market.

Futures Contracts Risk. Risks of futures contracts include: (i) an imperfect correlation between the value of the futures contract and the underlying asset; (ii) possible lack of a liquid secondary market; (iii) the inability to close a futures contract when desired; (iv) losses caused by unanticipated market movements, which may be unlimited; (v) an obligation for the Fund to make daily cash payments to maintain its required margin, particularly at times when the Fund may have insufficient cash; and (vi) unfavorable execution prices from rapid selling. Unlike equities, which typically entitle the holder to a continuing stake in a corporation, futures contracts normally specify a certain date for settlement in cash based on the reference asset. As the futures contracts approach expiration, they may be replaced by similar contracts that have a later expiration. This process is referred to as “rolling.” If the market for these contracts is in “contango,” meaning that the prices of futures contracts in the nearer months are lower than the price of contracts in the distant months, the sale of the near-term month contract would be at a lower price than the longer-term contract, resulting in a cost to “roll” the futures contract. The actual realization of a potential roll cost will be dependent upon the difference in price of the near and distant contract. Because the margin requirement for futures contracts is less than the value of the assets underlying the futures contract, futures trading involves a degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 40% of the value of the futures contract is deposited as margin, a subsequent 20% decrease in the value of the futures contract would result in a loss of half of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A decrease in excess of 40% would result in a loss exceeding the original margin deposit, if the futures contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount initially invested in the futures contract. However, the Fund would presumably have sustained comparable losses if, instead of investing in the futures contract, it had invested in the underlying financial instrument and sold it after the decline. Further, if the market for Capitals Index Futures Contracts is in a period of contango, if the performance of the Capitals Index and the price of Capitals Index Futures Contracts were to decline, the Fund would experience the negative impact of contango. The impact of backwardation or contango may lead to the returns of the Fund to vary significantly from the total return of other price references. Additionally, in the event of a prolonged period of contango, and absent the impact of rising or falling pricing in the Capitals Index, this could have a significant negative impact on the Fund’s NAV and total return.

Position Limits and Price Limits

The CFTC and various exchanges on which Capitals Index Futures Contracts trade have established position limits and price limits for Capitals Index Futures Contracts. Position limit regulation and price limit regulation serve distinct purposes and are regulated differently.

Position limits are designed to prevent excessive speculation that could cause sudden or unreasonable fluctuations in the price of a commodity. They limit the maximum number of contracts a person or entity can hold in a particular commodity.

Price limits are mechanisms to maintain orderly markets by restricting the price range within which futures contracts can trade during a trading session. They prevent extreme price movements that could disrupt market stability. Price limits are typically set as a percentage of the previous day's settlement price. When price limits are hit, trading may be halted or expanded depending on the product and regulatory rules. Unlike position limits, price limits do not restrict the number of contracts a trader can hold but rather the price at which those contracts can be traded. When a price limit is hit, the market for Capitals Index Futures Contracts may temporarily halt until price limits can be expanded or trading may be stopped for the day.

If the Fund is unable to buy or sell Capitals Index Futures Contracts as a result of position limits being hit or price limits that result in a halted or closed market—or for other reasons including limited liquidity in the market for Capitals Index Futures Contracts, a disruption to the market for Capitals Index Futures Contracts, or as a result of margin requirements, accountability levels, or other limitations imposed by the Fund’s futures commission merchants (“FCMs”), the listing exchanges, or the CFTC—the Adviser would take such action as it believes appropriate and in the best interest of the Fund in consideration of the facts and circumstances at such time, including: (i) investing in Capitals Index-Linked Instruments that are not Capitals Index Futures Contracts; (ii) requiring that authorized participants purchase and redeem in large blocks of shares called “Creation Units” through an exchange for related position (EFRP) method rather than in cash; (iii) applying increased authorized participant variable transaction fees for purchases or redemptions of Creation Units made in cash; or (iv) de-levering the Fund, relative to its investment objective, by an amount reflecting prevailing price limits. In addition, the Fund generally may suspend the issuance of Creation Units only for a limited time and only due to extraordinary circumstances, such as when the markets on which the ETF’s portfolio holdings are traded are closed for a limited period of time; that is to say, when the Fund is unable to increase its exposure to underlying assets.

Cost of Futures Investment Risk. When a Capitals Index Futures Contract is nearing expiration, the Fund will generally sell it and use the proceeds to buy a Capitals Index Futures Contract with a later expiration date. This is commonly referred to as “rolling”.

If the Fund rolls Capitals Index Futures Contracts that are in contango, the Fund would sell a lower priced, expiring contract and purchase a higher priced, longer-dated contract. The price difference between the expiring contract and longer-dated contract associated with rolling Capitals Index Futures Contracts is typically substantially higher than the price difference associated with rolling other futures contracts. Contango in the market for Capitals Index Futures Contracts may have a significant adverse impact on the performance of the Fund and may cause Capitals Index Futures Contracts and the Fund to underperform the Capitals Index. Both contango and backwardation would reduce the Fund’s correlation to the Capitals Index and may limit or prevent the Fund from achieving its investment objective. The impact of both contango and backwardation may also be greater to the extent the Fund invests in back-month Capitals Index Futures Contracts.

Investment Capacity Risk. If the Fund’s ability to obtain exposure to Capitals Index Futures Contracts consistent with its investment objective is disrupted for any reason, including but not limited to, limited liquidity in the market for Capitals Index Futures Contracts, a disruption to the market for Capitals Index Futures Contracts, or as a result of margin requirements or position limits imposed by the Fund’s FCMs, the CME, or the CFTC, and the Fund could not otherwise meet its investment objective through the use of other investments discussed above, the Fund would not be able to achieve its investment objective and may experience significant losses.

Liquidity Risk. The market for the Capitals Index Futures Contracts may be subject to periods of illiquidity. During such times it may be difficult or impossible to buy or sell a position at the desired price. Market disruptions or volatility can also make it difficult to find a counterparty willing to transact at a reasonable price and sufficient size. Illiquid markets may cause losses, which could be significant. Large positions also increase the risk of illiquidity, which may make the Fund’s positions more difficult to liquidate, and increase the losses incurred while trying to do so.

Derivatives Risk. In addition to Capitals Index Futures Contracts, the Fund may obtain exposure through the following other derivatives: (1) exchange traded options on Other Investment Companies and/or (2) swap agreement transactions that reference Capitals Index Futures Contracts, Other Investment Companies, or the Capitals Index.

Investing in derivatives may be considered aggressive and may expose the Fund to risks different from, or possibly greater than, the risks associated with investing directly in the reference asset(s) underlying the derivative (e.g., the securities or commodities contained in the Fund). The use of derivatives may result in larger losses or smaller gains than directly investing in securities or commodities. The risks of using derivatives include: (1) the risk that there may be imperfect correlation between the price of the financial instruments and movements in the prices of the reference asset(s); (2) the risk that an instrument is mispriced; (3) credit or counterparty risk on the amount a Fund expects to receive from a counterparty; (4) the risk that securities prices, interest rates and currency markets will move adversely and a Fund will incur significant losses; (5) the risk that the cost of holding a financial instrument might exceed its total return; and (6) the possible absence of a liquid secondary market for a particular instrument and possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to adjust a Fund’s position in a particular instrument when desired. Each of these factors may prevent a Fund from achieving its investment objective and may increase the volatility (i.e., fluctuations) of the Fund’s returns. Because derivatives often require limited initial investment, the use of derivatives also may expose a Fund to losses in excess of those amounts initially invested.

The performance of any Capitals Index-Linked Instrument may not track the performance of its underlying benchmark due to embedded costs and other factors. Thus, to the extent the Fund invests in swaps that use a Capitals Index-Linked Instrument as the reference asset, the Fund may be subject to greater correlation risk and may not achieve as high a degree of correlation with its investment objective than if the Fund only used Capitals Index Futures Contracts.

Swap Agreements Risk. The Fund may enter into cash-settled swaps and other derivatives to gain exposure to an underlying asset without actually purchasing such asset. Swaps are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on a particular pre-determined interest rate, commodity, security, indexes, or other assets or measurable indicators. The primary risks associated with the use of swaps are mispricing or improper valuation, imperfect correlation between movements in the notional amount and the price of the underlying investments, and the failure of a counterparty to perform. If a counterparty’s creditworthiness for an over-the-counter swap declines, the value of the swap would likely decline. Moreover, there is no guarantee that the Fund could eliminate its exposure under an outstanding swap by entering into an offsetting swap with the same or another party. In addition, the Fund may use a combination of swaps on an underlying index.

Options Risk. The Fund may purchase exchange-traded options that reference shares of Other Investment Companies. Transactions in options generally require less capital than equivalent stock transactions. They may return smaller dollar figures but a potentially greater percentage of the investment than equivalent stock transactions. The potential profit is limited to the premium received for the contract. The potential loss can be unlimited. While leverage means the percentage returns can be significant, the amount of cash required is smaller than equivalent stock transactions. It is possible to lose the entire principal invested, and sometimes more. As an options holder, a Fund risks the entire amount of the premium it pays. But as an options writer, it takes on a much higher level of risk. For example, if the Fund writes an uncovered call, it faces unlimited potential loss, since there is no cap on how high a stock price can rise. When buying options, a Fund risks losing the premium paid, plus commissions and fees.

Reverse Repurchase Agreements Risk. The Fund may invest in reverse repurchase agreements. Reverse repurchase agreements are transactions in which the Fund sells portfolio securities to financial institutions such as banks and broker-dealers, and agrees to repurchase them at a mutually agreed-upon date and price which is higher than the original sale price. Reverse repurchase agreements are a form of leverage and the use of reverse repurchase agreements by the Fund may increase the Fund’s volatility. The Fund incurs costs, including interest expenses, in connection with the opening and closing of reverse repurchase agreements that will be borne by the shareholders.

Reverse repurchase agreements are also subject to the risk that the other party to the reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Fund. In situations where the Fund is required to post collateral with a counterparty, the counterparty may fail to segregate the collateral or may commingle the collateral with the counterparty’s own assets. As a result, in the event of the counterparty’s bankruptcy or insolvency, the Fund’s collateral may be subject to the conflicting claims of the counterparty’s creditors, and the Fund may be exposed to the risk of a court treating the Fund as a general unsecured creditor of the counterparty, rather than as the owner of the collateral. There can be no assurance that a counterparty will not default and that the Fund will not sustain a loss on a transaction as a result.

Reverse repurchase agreements also involve the risk that the market value of the securities sold by the Fund may decline below the price at which it is obligated to repurchase the securities. In addition, when the Fund invests the proceeds it receives in a reverse repurchase transaction, there is a risk that those investments may decline in value. In this circumstance, the Fund could be required to sell other investments in order to meet its obligations to repurchase the securities.

Risks Related to Investing in Other Investment Companies. The Fund may invest in long or short positions in Other Investment Companies (i.e., investment companies registered under the 1940 Act that invest in similar assets to those in which the Fund may invest). Investing in Other Investment Companies may involve duplication of advisory or management fees and certain other expenses. By investing in Other Investment Companies, the Fund becomes a shareholder of that Other Investment Company. As a result, Fund shareholders indirectly bear the Fund’s proportionate share of the fees and expenses paid by shareholders of the Other Investment Company, in addition to the fees and expenses Fund shareholders bear in connection with the Fund’s own operations. As a shareholder, the Fund must rely on the Other Investment Company to achieve its investment objective. The Fund’s performance may be magnified positively or negatively by virtue of its investment in the Other Investment Company. If the Other Investment Company fails to achieve its investment objective, the value of the Fund’s investment could decline, thus affecting the Fund’s performance. In addition, because certain Other Investment Company shares are listed on national stock exchanges and are traded like stocks on an exchange, their shares potentially may trade at a discount or a premium. Investments in such shares may be subject to brokerage and other trading costs, which could result in greater expenses to the Fund. Finally, because the value of certain Other Investment Company shares may depend on the demand in the market, the Adviser may not be able to liquidate the Fund’s holdings in those shares at the most optimal time, adversely affecting the Fund’s performance.

Collateral Investments Risk. The Fund’s use of Collateral Investments may include obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities, including bills, notes and bonds issued by the U.S. Treasury, investment companies registered under the 1940 Act that invest in high-quality securities and corporate debt securities, such as commercial paper.

Some securities issued or guaranteed by federal agencies and U.S. Government-sponsored instrumentalities may not be backed by the full faith and credit of the United States, in which case the investor must look principally to the agency or instrumentality issuing or guaranteeing the security for ultimate repayment, and may not be able to assert a claim against the United States itself in the event that the agency or instrumentality does not meet its commitment. The U.S. Government, its agencies and instrumentalities do not guarantee the market value of their securities, and consequently, the value of such securities may fluctuate. Although the Fund may hold securities that carry U.S. Government guarantees, these guarantees do not extend to the Shares.

Investment companies that invest in high-quality securities are subject to management fees and other expenses. Therefore, investments in these funds will cause the Fund to bear indirectly a proportional share of the fees and costs of the funds in which it invests. At the same time, the Fund will continue to pay its own management fees and expenses with respect to all of its assets, including any portion invested in the shares of such fund. It is possible to lose money by investing in investment companies that invest in high-quality securities.

Corporate debt securities such as commercial paper generally are short-term unsecured promissory notes issued by businesses. Corporate debt may carry variable or floating rates of interest. Corporate debt securities carry both credit risk and interest rate risk. Credit risk is the risk that the Fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it is due.

Asset Concentration Risk. Since the Fund may take concentrated positions in Capitals Index Futures Contracts, the Fund’s performance may be hurt disproportionately and significantly by the poor performance of those positions to which it has significant exposure. Asset concentration makes the Fund more susceptible to any single occurrence affecting the underlying positions and may subject the Fund to greater market risk than more diversified funds.

Counterparty Risk. The Fund will be subject to credit risk (i.e., the risk that a counterparty is unwilling or unable to make timely payments or otherwise meet its contractual obligations) with respect to the amount the Fund expects to receive from counterparties to: Capitals Index Futures Contracts; reverse repurchase agreements; swaps on Capitals Index Futures Contracts, Other Investment Companies, or the Capitals Index.

The Fund may be negatively impacted if a counterparty becomes bankrupt or otherwise fails to perform its obligations under such an agreement. The Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding and the Fund may obtain only limited recovery or may obtain no recovery in such circumstances. In order to attempt to mitigate potential counterparty credit risk, the Fund typically enters into transactions with major financial institutions.

The counterparty to an exchange-traded futures contract is subject to the credit risk of the clearing house and the FCM through which it holds its position. Specifically, the FCM or the clearing house could fail to perform its obligations, causing significant losses to the Fund. For example, the Fund could lose margin payments it has deposited with an FCM as well as any gains owed but not paid to the Fund, if the FCM or clearing house becomes insolvent or otherwise fails to perform its obligations. Credit risk of market participants with respect to derivatives that are centrally cleared is concentrated in a few clearing houses and it is not clear how an insolvency proceeding of a clearing house would be conducted and what impact an insolvency of a clearing house would have on the financial system. Under current CFTC regulations, a FCM maintains customers’ assets in a bulk segregated account. If a FCM fails to do so, or is unable to satisfy a substantial deficit in a customer account, its other customers may be subject to risk of loss of their funds in the event of that FCM’s bankruptcy. In that event, in the case of futures, the FCM’s customers are entitled to recover, even in respect of property specifically traceable to them, only a proportional share of all property available for distribution to all of that FCM’s customers. In addition, if the FCM does not comply with the applicable regulations, or in the event of a fraud or misappropriation of customer assets by the FCM, the Fund could have only an unsecured creditor claim in an insolvency of the FCM with respect to the margin held by the FCM. FCMs are also required to transfer to the clearing house the amount of margin required by the clearing house, which amount is generally held in an omnibus account at the clearing house for all customers of the FCM. In addition, the Fund may enter into futures contracts and repurchase agreements with a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. The Fund does not specifically limit its counterparty risk with respect to any single counterparty.

Further, there is a risk that no suitable counterparties are willing to enter into reverse repurchase agreements with the Fund, or continue to enter into, reverse repurchase agreement transactions with the Fund and, as a result, the Fund may not be able to achieve its investment objective. There is also the risk that the Fund may not be able to engage in reverse repurchase agreement transactions because suitable counterparties refuse to enter into transactions with the Fund. Contractual provisions and applicable law may prevent or delay the Fund from exercising its rights to terminate an investment or transaction with a financial institution experiencing financial difficulties, or to realize on collateral, and another institution may be substituted for that financial institution without the consent of the Fund. If the credit rating of a counterparty to a futures contract and/or repurchase agreement declines, the Fund may nonetheless choose or be required to keep existing transactions in place with the counterparty, in which event the Fund would be subject to any increased credit risk associated with those transactions. Also, in the event of a counterparty’s (or its affiliate’s) insolvency, the possibility exists that the Fund’s ability to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral, could be stayed or eliminated under special resolution regimes adopted in the United States, the European Union and various other jurisdictions. Such regimes provide government authorities with broad authority to intervene when a financial institution is experiencing financial difficulty. In particular, the regulatory authorities could reduce, eliminate, or convert to equity the liabilities to the Fund of a counterparty who is subject to such proceedings in the European Union (sometimes referred to as a “bail in”).

Credit Risk. An issuer or other obligated party of a debt security may be unable or unwilling to make dividend, interest and/or principal payments when due. In addition, the value of a debt security may decline because of concerns about the issuer’s ability or unwillingness to make such payments.

Debt Securities Risk. Investments in debt securities subject the holder to the credit risk of the issuer. Credit risk refers to the possibility that the issuer or other obligor of a security will not be able or willing to make payments of interest and principal when due. Generally, the value of debt securities will change inversely with changes in interest rates. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. During periods of falling interest rates, the income received by the Fund may decline. If the principal on a debt security is prepaid before expected, the prepayments of principal may have to be reinvested in obligations paying interest at lower rates. Debt securities generally do not trade on a securities exchange making them generally less liquid and more difficult to value than common stock.

Interest Rate Risk. Interest rate risk is the risk that the value of the debt securities in the Fund’s portfolio will decline because of rising market interest rates. Interest rate risk is generally lower for shorter term debt securities and higher for longer-term debt securities. Duration is a reasonably accurate measure of a debt security’s price sensitivity to changes in interest rates and a common measure of interest rate risk. Duration measures a debt security’s expected life on a present value basis, taking into account the debt security’s yield, interest payments and final maturity. In general, duration represents the expected percentage change in the value of a security for an immediate 1% change in interest rates. For example, the price of a debt security with a three-year duration would be expected to drop by approximately 3% in response to a 1% increase in interest rates. Therefore, prices of debt securities with shorter durations tend to be less sensitive to interest rate changes than debt securities with longer durations. As the value of a debt security changes over time, so will its duration.

Clearing Broker Risk. The Fund’s investments in exchange-traded futures contracts expose it to the risks of a clearing broker (or a FCM). Under current regulations, a clearing broker or FCM maintains customers’ assets in a bulk segregated account. There is a risk that Fund assets deposited with the clearing broker to serve as margin may be used to satisfy the broker’s own obligations or the losses of the broker’s other clients. In the event of default, the Fund could experience lengthy delays in recovering some or all of its assets and may not see any recovery at all. Furthermore, the Fund is subject to the risk that no FCM is willing or able to clear the Fund’s transactions or maintain the Fund’s assets. If the Fund’s FCMs are unable or unwilling to clear the Fund’s transactions, or if the FCM refuses to maintain the Fund’s assets, the Fund will be unable to have its orders for Capitals Index Futures Contracts fulfilled or assets custodied. In such a circumstance, the performance of the Fund will likely deviate from the performance of changes in the Capitals Index and may result in the proportion of Capitals Index Futures Contracts in the Fund’s portfolio relative to the total assets of the Fund to decrease.

Non-Diversification Risk. The Fund is classified as a “non-diversified company” under the 1940 Act. As a result, the Fund is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by the diversification requirements imposed by the Code. The Fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly invested in certain issuers.

Risks Related to the Management of the Fund

Active Management Risk. The Fund is actively managed, and its performance reflects investment decisions that the Adviser makes for the Fund. Such judgments about the Fund’s investments may prove to be incorrect. If the investments selected and the strategies employed by the Fund fail to produce the intended results, the Fund could underperform as compared to other funds with similar investment objectives and/or strategies, or could have negative returns.

Frequent Trading Risk. The Fund regularly purchases and subsequently sells (i.e., “rolls”) individual futures contracts throughout the year so as to maintain a fully invested position. As the contracts near their expiration dates, the Fund rolls them over into new contracts. This frequent trading of contracts may increase the amount of commissions or mark-ups to broker-dealers that the Fund pays when it buys and sells contracts, which may detract from the Fund’s performance. High portfolio turnover may result in the Fund paying higher levels of transaction costs and may generate greater tax liabilities for shareholders. Frequent trading risk may cause the Fund’s performance to be less than expected.

Rebalancing Risk. If for any reason the Fund is unable to rebalance all or a portion of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund may be over- or under-exposed to the returns of the Capitals Index. Additionally, because the market for Capitals Index Futures Contracts is nascent and may be thinly traded, the Fund’s own trading activity, including purchases, sales, and rolling of contracts, could materially influence the prices of Capitals Index Futures Contracts. If the Fund represents a significant portion of the open interest or trading volume, its activity could move prices against it, resulting in higher costs and reduced returns. If other market participants anticipate the Fund’s trading patterns, they may engage in front-running or other anticipatory trading strategies that further increase the Fund’s transaction costs. The trading activity associated with such transactions will contribute to the existing trading volume on the underlying futures contracts and may adversely affect the market price of such underlying futures contracts.

Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or systems failures. The Fund and the Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

Valuation Risk. The Fund or the Subsidiary may hold securities or other assets that may be valued on the basis of factors other than market quotations. This may occur because the asset or security does not trade on a centralized exchange, or in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” assets or securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, there is no assurance that the Fund or the Subsidiary could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund or the Subsidiary would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund or the Subsidiary at that time. The Fund’s ability to value investments may be impacted by technological issues or errors by pricing services or other third-party service providers.

New Fund Risk. As of the date of this prospectus, the Fund has no operating history and currently has fewer assets than larger funds. Like other new funds, large inflows and outflows may impact the Fund’s market exposure for limited periods of time. This impact may be positive or negative, depending on the direction of market movement during the period effected.

Risks Related to Trading of Shares

Trading Issues Risk. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. The Fund may have difficulty maintaining its listing on the Exchange in the event the Fund’s assets are small, the Fund does not have enough shareholders, or if the Fund is unable to proceed with creation and/or redemption orders.

Authorized Participant Concentration Risk. Only an “authorized participant” or “AP” (i.e., broker-dealers and large institutional investors that have entered into participation agreement with the Fund) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that act as APs on an agency basis (i.e. on behalf of other market participants). To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem, in either of these cases, Shares may trade at a discount to the Fund’s net asset value and possibly face delisting.

Market Maker Risk. If the Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of Shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s net asset value and the price at which the Shares are trading on the Exchange, which could result in a decrease in value of the Shares. In addition, decisions by market makers or APs to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Shares trading at a discount to net asset value and also in greater than normal intra-day bid-ask spreads for Shares.

Premium/Discount Risk. The market price of the Fund’s Shares will generally fluctuate in accordance with changes in the Fund’s net asset value as well as the relative supply of and demand for Shares on the Exchange. The Fund’s market price may deviate from the value of the Fund’s underlying portfolio holdings, particularly in time of market stress, with the result that investors may pay more or receive less than the underlying value of the Shares bought or sold. The Adviser cannot predict whether Shares will trade below, at, or above their net asset value because the Shares trade on the Exchange at market prices and not at net asset value. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related, but not identical, to the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. However, given that Shares can only be purchased and redeemed in Creation Units, and only to and from broker-dealers and large institutional investors that have entered into participation agreements (unlike shares of closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset value), the Adviser believes that large discounts or premiums to the net asset value of Shares should not be sustained. In addition, because the Fund provides exposure to the statistical performance of a single professional sports team, demand for Shares may be influenced by fan loyalty, emotional attachment, and team-related sentiment rather than by rational assessments of the Fund’s expected risk-adjusted returns. These demand patterns could increase intraday volatility in Fund Shares, widen bid-ask spreads, and result in investors purchasing or selling Shares at prices that do not reflect the Fund’s underlying NAV. During stressed market conditions, the market for the Fund’s Shares may become less liquid in response to deteriorating liquidity in the market for the Fund’s underlying portfolio holdings, which could in turn lead to differences between the market price of the Fund’s Shares and their net asset value. This can be reflected as a spread between the bid and ask prices for the Fund quoted during the day or a premium or discount in the closing price from the Fund’s NAV.

Active Market Risk. Although the Shares are listed for trading on the Exchange, there can be no assurance that an active trading market for the Shares will develop or be maintained. Shares trade on the Exchange at market prices that may be below, at or above the Fund’s net asset value. Securities, including the Shares, are subject to market fluctuations and liquidity constraints that may be caused by such factors as economic, political, or regulatory developments, changes in interest rates, and/or perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments.

Cash Transaction Risk. Most ETFs generally make in-kind redemptions to avoid being taxed at the fund level on gains on the distributed portfolio securities. However, unlike most ETFs, the Fund currently intends to effect some or all redemptions for cash, rather than in-kind, because of the nature of the Fund’s investments. The Fund may be required to sell portfolio securities to obtain the cash needed to distribute redemption proceeds, which involves transaction costs that the Fund may not have incurred had it effected redemptions entirely in kind. These costs may include brokerage costs and/or taxable gains or losses, which may be imposed on the Fund and decrease the Fund’s NAV to the extent such costs are not offset by a transaction fee payable to an AP. If the Fund recognizes gain on these sales, this generally will cause the Fund to recognize gain it might not otherwise have recognized if it were to distribute portfolio securities in-kind, or to recognize such gain sooner than would otherwise be required. This may decrease the tax efficiency of the Fund compared to ETFs that utilize an in-kind redemption process, and there may be a substantial difference in the after-tax rate of return between the Fund and other ETFs.

Risks Related to Regulation, External Factors, and Federal Income Tax Consequences

Tax Risk. The Fund intends to elect and to qualify each year to be treated as a RIC under Subchapter M of the Code. As a RIC, the Fund will not be subject to U.S. federal income tax on the portion of its net investment income and net capital gain that it distributes to shareholders, provided that it satisfies certain requirements of the Code. If the Fund does not qualify as a RIC for any taxable year and certain relief provisions are not available, the Fund’s taxable income will be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed. Additionally, buying securities shortly before the record date for a taxable dividend or capital gain distribution is commonly known as “buying the dividend.” In the event a shareholder purchases Shares shortly before such a distribution, the entire distribution may be taxable to the shareholder even though a portion of the distribution effectively represents a return of the purchase price. To comply with the asset diversification test applicable to a RIC, the Fund will limit its investments in the Subsidiary to 25% of the Fund’s total assets at the end of each tax quarter. The investment strategy of the Fund will cause the Fund to hold substantially more than 25% of the Fund’s total assets in investments in the Subsidiary the majority of the time. The Fund intends to manage the exposure to the Subsidiary so that the Fund’s investments in the Subsidiary do not exceed 25% of the total assets at the end of any tax quarter. If the Fund’s investments in the Subsidiary were to exceed 25% of the Fund’s total assets at the end of a tax quarter, the Fund, generally, has a grace period to cure such lack of compliance. If the Fund fails to timely cure, it may no longer be eligible to be treated as a RIC.

Because Capitals Index Futures Contracts produce non-qualifying income for purposes of qualifying as a RIC, the Fund makes its investments in Capitals Index Futures Contracts through the Subsidiary. The Fund intends to treat any income it may derive from the futures contracts received by the Subsidiary as “qualifying income” under the provisions of the Code applicable to RICs. The IRS has issued PLRs provided to third parties not associated with the Fund or its affiliates (which only those parties may rely on as precedent) concluding that similar arrangements resulted in qualifying income. Many of such PLRs have now been revoked by the IRS. In March of 2019, the Internal Revenue Service published Regulations that concluded that income from a corporation similar to the Subsidiary would be qualifying income, if the income is related to the Fund’s business of investing in stocks or securities. Although the Regulations do not require distributions from the Subsidiary, the Fund intends to cause the Subsidiary to make distributions that would allow the Fund to make timely distributions to its shareholders. The Fund generally will be required to include in its own taxable income the income of the Subsidiary for a tax year, regardless of whether the Fund receives a distribution of the Subsidiary’s income in that tax year, and this income would nevertheless be subject to the distribution requirement for qualification as a RIC and would be taken into account for purposes of the 4% excise tax.

If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions.

Subsidiary Regulatory Investment Risk. Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary are organized, respectively, could result in the inability of the Fund to operate as intended and could negatively affect the Fund and its shareholders. The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. However, as the Subsidiary is wholly-owned by the Fund, and the investors of the Fund will have the investor protections of the 1940 Act, the Fund as a whole—including the Subsidiary—will provide investors with 1940 Act protections.

Commodity Regulatory Risk. The Fund’s use of commodity futures subject to regulation by the CFTC has caused the Fund to be classified as a “commodity pool” and this designation requires that the Fund comply with CFTC rules, which may impose additional regulatory requirements and compliance obligations. The Fund’s investment decisions may need to be modified, and commodity contract positions held by the Fund may have to be liquidated at disadvantageous times or prices, to avoid exceeding any applicable position limits established by the CFTC, potentially subjecting the Fund to substantial losses. The regulation of commodity transactions in the United States is subject to ongoing modification by government, self-regulatory and judicial action. The effect of any future regulatory change with respect to any aspect of the Fund is impossible to predict, but could be substantial and adverse to the Fund.

Regulatory Risk. The regulatory framework governing sports-linked financial instruments is evolving and subject to significant uncertainty. Capitals Index Futures Contracts are a novel instrument class for which there is limited regulatory precedent. The CFTC has broad discretionary authority to determine whether particular contracts are consistent with the public interest, including authority to disapprove or direct an exchange to delist contracts that the CFTC determines involve gaming, are unlawful, or otherwise run contrary to the purposes of the CEA. The CFTC has recently proposed amendments to its rules concerning event contracts, commonly referred to as prediction markets, to specify which contracts may be determined contrary to the public interest and therefore may not be listed for trading or accepted for clearing on or through a CFTC-regulated entity. The CFTC or the listing exchange could, at any time and without advance notice, impose new conditions, margin or position-limit requirements, reporting obligations, trading halts, settlement adjustments, or delisting actions. Any such changes could, among other things; (i) impair the Fund’s ability to establish, maintain, or close positions; (ii) require the Fund to liquidate positions at disadvantageous prices; (iii) alter the economic characteristics on which the Fund relies; or (iv) render the Fund’s principal investment strategy impractical. In addition, future legislative, judicial, or administrative developments could retroactively affect the permissibility, settlement mechanics, or availability of Capitals Index Futures Contracts. These developments may occur abruptly and may not provide mechanisms for investor recourse or for the orderly unwind of positions. There can be no assurance that the regulatory environment for sports-linked financial instruments will remain stable or favorable.

Cyber Security Risk. The Fund is susceptible to operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding, but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the Fund’s third-party service providers, such as its administrator, transfer agent, or custodian, as applicable, or issuers in which the Fund invests, can also subject the Fund to many of the same risks associated with direct cyber security breaches. While the Fund has established business continuity plans and risk management systems designed to reduce the risks associated with cyber security, there are inherent limitations in such plans and systems. Additionally, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third-party service providers.

Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, Capitals, tsunamis and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics (for example, the novel coronavirus COVID-19), have been and can be highly disruptive to economies and markets and have recently led, and may continue to lead, to increased market volatility and significant market losses. Such natural disaster and health crises could exacerbate political, social, and economic risks, and result in significant breakdowns, delays, shutdowns, social isolation, and other disruptions to important global, local and regional supply chains affected, with potential corresponding results on the operating performance of the Fund and its investments. A climate of uncertainty and panic, including the contagion of infectious viruses or diseases, may adversely affect global, regional, and local economies and reduce the availability of potential investment opportunities, and increases the difficulty of performing due diligence and modeling market conditions, potentially reducing the accuracy of financial projections. Under these circumstances, the Fund may have difficulty achieving its investment objectives which may adversely impact Fund performance. Further, such events can be highly disruptive to economies and markets, significantly disrupt the operations of individual companies (including, but not limited to, the Fund’s investment advisor, third party service providers, and counterparties), sectors, industries, markets, securities and commodity exchanges, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. These factors can cause substantial market volatility, exchange trading suspensions and closures, changes in the availability of and the margin requirements for certain instruments, and can impact the ability of the Fund to complete redemptions and otherwise affect Fund performance and Fund trading in the secondary market. A widespread crisis would also affect the global economy in ways that cannot necessarily be foreseen. How long such events will last and whether they will continue or recur cannot be predicted. Impacts from these could have a significant impact on the Fund’s performance, resulting in losses to your investment.

Performance

As of the date of this prospectus, the Fund has not yet commenced operations and therefore does not have a performance history. Once available, the Fund’s performance information will be accessible on the Fund’s website at www.volatilityshares.com and will provide some indication of the risks of investing in the Fund.

Management

Investment Adviser

Volatility Shares LLC

Portfolio Managers

The following persons serve as portfolio managers of the Fund.

•	Charles Lowery — Chief Investment Officer, Volatility Shares
•	Anand Desai — Head of Portfolio Management, Volatility Shares
•	Dustin Shidaker — Portfolio Manager, Volatility Shares

Each of the portfolio managers is primarily and jointly responsible for the day-to-day management of the Fund. Each of the Fund’s portfolio managers have served in such capacity since the Fund’s inception.

Purchase and Sale of Shares

The Fund issues and redeems Shares on a continuous basis, at NAV, only in large blocks of shares called “Creation Units.” Individual Shares may only be purchased and sold on the secondary market through a broker-dealer at a market price. Since Shares trade on securities exchanges in the secondary market at their market price rather than their NAV, the Shares may trade at a price greater than (premium) or less than (discount) the Fund’s NAV. An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). Recent information, including the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is available online at www.volatilityshares.com.

Tax Information

The Fund’s distributions will generally be taxable as ordinary income, returns of capital or capital gains. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser and Foreside Fund Services, LLC, the Fund’s distributor (the “Distributor”), may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Winnipeg Jets ETF

Investment Objective

The Winnipeg Jets ETF (the “Fund” or “[__]”) seeks to provide investment results, before fees and expenses, that correspond to the performance of futures contracts on the CME FSPI NHL Winnipeg Jets Index.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell Shares. Investors may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example set forth below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	[___]	%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses(1)	0.00%
Total Annual Fund Operating Expenses	[___]	%
(1)	“Other Expenses” are estimates based on the expenses the Fund expects to incur for the current fiscal year.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels. This example does not include the brokerage commissions that investors may pay to buy and sell Shares.

Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 Year	3 Years
$[__]	$[___]

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. Because the Fund is new, portfolio turnover information is unavailable at this time.

Principal Investment Strategies

The Fund is an exchange-traded fund (“ETF”) that seeks to achieve its investment objective primarily through investments in futures contracts on the CME FSPI NHL Winnipeg Jets Index, which is a non-investable index (the “Jets Index”). The Jets Index is designed to systemically measure the cumulative team performance of the Winnipeg Jets only during games played over the regular and post-season. The Jets Index is a transparent, rules-based system using official league statistics, where positive actions add points and negative actions subtract points. The Jets Index is based on fifty-five statistical measures of performance and results of team games (wins, losses and ties) that results in continuous, live statistical values that underpin the value of the Jets Index which is calculated into a trackable and tradable number. The Jets Index is based solely on these statistical factors, and the performance of other professional hockey teams in the National Hockey League® (the “NHL”), or events outside of on-ice performance by the Winnipeg Jets, will not impact the value of the Jets Index.

The Jets Index has an initial standardized base value of 7,500 before the season and moves up or down based on officially reported statistics from each game, including real-time movement during regular season and postseason play. At the conclusion of the postseason, the Jets Index value resets to 7,500.

The Jets Index is maintained and calculated by FutureSports (the “Index Provider”). The Jets Index methodology is designed to align with the International Organization of Securities Commissions (“IOSCO”) Principles for Financial Benchmarks and supported by published governance, oversight and methodology change procedures. The NHL serves as the official data source for the Jets Index but does not participate in index determination or governance.

The Fund obtains exposure to the Jets Index by investments in futures contracts that reference the Jets Index and that trade on an exchange registered with the Commodity Futures Trading Commission (“Jets Index Futures Contracts”), and cash, cash-like instruments or high quality securities that serve as collateral to the Fund’s investments in Jets Index Futures Contracts (“Collateral Investments”).

Under normal circumstances, the Fund will invest at least 80% of the value of its net assets (plus borrowings for investment purposes) in Jets Index-Linked Instruments. For purposes of this policy, “Jets Index-Linked Instruments” means (i) Jets Index Futures Contracts; (ii) shares of other investment companies registered under the Investment Company Act of 1940 (the “1940 Act”) that invest in similar assets to those in which the Fund may invest (“Other Investment Companies”); (iii) exchange traded options on the Jets Index or shares of Other Investment Companies; and (iv) swap agreement transactions that reference Jets Index Futures Contracts, Other Investment Companies, or the Jets Index. Certain Jets Index-Linked Instruments, such as Other Investment Companies or options thereon, are currently unavailable for investment, though are expected to become available in the future.

The Fund expects to gain investment exposure to the Jets Index by investing a portion of its assets in a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”).

The Fund does not invest directly in prediction markets, event contracts or other instruments that provide exposure to individual sporting event or season-long outcomes or to investments that provide exposure to the financial performance of individual sports teams or leagues. Instead, the Fund seeks to benefit from increases in the price of Jets Index Futures Contracts.

The investment adviser to the Fund and the Subsidiary is Volatility Shares LLC (the “Adviser” or “Volatility Shares”). The Adviser oversees the Fund and implements the day-to-day portfolio management responsibilities for the Fund. In serving as investment adviser to the Fund, the Adviser does not conduct conventional investment research or analysis or forecast market movement or trends.

The Fund is classified as a “non-diversified company” under the 1940 Act. The Fund will not concentrate its investments in securities of issuers in any industry or group of industries, as the term “concentrate” is used in the 1940 Act, except that the Fund may invest more than 25% of its total assets in Jets Index-Linked Instruments.

The Winnipeg Jets

The Winnipeg Jets are a professional ice hockey team based in Winnipeg, Manitoba, competing in the Central Division of the NHL’s Western Conference. During the 2025–2026 season, the Jets finished seventh in the Central Division, ranking 26th in standings points, 24th in goals for, 22nd in goals against, and 25th in goal differential. The Jets were established in 2011 when the Atlanta Thrashers relocated to Winnipeg, with the Thrashers franchise originally founded in 1999. The Jets are currently owned by True North Sports & Entertainment, with Mark Chipman serving as Chairman since 2011. The team has never won a Stanley Cup championship. Neither the Fund, the Trust, nor the Adviser is affiliated with the Winnipeg Jets.

Jets Index Futures Contracts

The Fund intends to typically enter into cash-settled Jets Index Futures Contracts as the “buyer,” except as detailed below.

In simplest terms, in a cash-settled futures market the counterparty pays cash to the buyer if the price of a futures contract goes up, and buyer pays cash to the counterparty if the price of the futures contract goes down. In order to maintain its exposure to the Jets Index, the Fund intends to exit its futures contracts as they near expiration and replace them with new futures contracts with a later expiration date. Futures contracts with a longer term to expiration may be priced higher than futures contracts with a shorter term to expiration, a relationship called “contango”. When rolling futures contracts that are in contango the Fund will close its long position by selling the shorter-term contract at a relatively lower price and buying a longer-dated contract at a relatively higher price. The presence of contango will adversely affect the performance of the Fund. Conversely, futures contracts with a longer term to expiration may be priced lower than futures contracts with a shorter term to expiration, a relationship called “backwardation”. When rolling long futures contracts that are in backwardation, the Fund will close its long position by selling the shorter-term contract at a relatively higher price and buying a longer-dated contract at a relatively lower price. The presence of backwardation may positively affect the performance of the Fund. Further, the returns of the Jets Index Futures Contracts may differ from that of the Jets Index due to the divergence in prices or the costs associated with investing in futures contracts, which may negatively impact the Fund’s returns.

The Fund invests in Jets Index Futures Contracts indirectly via the Subsidiary. The Subsidiary and the Fund will have the same investment adviser and investment objective. The Subsidiary will also follow the same general investment policies and restrictions as the Fund. Except as noted herein, for purposes of this Prospectus, references to the Fund’s investment strategies and risks include those of the Subsidiary. The Fund complies with the provisions of the 1940 Act governing investment policies and capital structure and leverage on an aggregate basis with the Subsidiary. Furthermore, the Adviser, as the investment adviser to the Subsidiary, complies with the provisions of the 1940 Act relating to investment advisory contracts as it relates to its advisory agreement with the Subsidiary. The Subsidiary also complies with the provisions of the 1940 Act relating to affiliated transactions and custody. Because the Fund intends to qualify for treatment as a regulated investment company (a “RIC”) under the Internal Revenue Code of 1986 (the “Code”), the size of the Fund’s investment in the Subsidiary will not exceed 25% of the Fund’s total assets at or around each quarter end of the Fund’s fiscal year. In order to qualify as a RIC, the Fund will have to reduce its exposure to its Subsidiary on or around the end of each of the Fund’s fiscal quarter ends. The Fund expects to reduce its exposure to its Subsidiary during these periods by investing in certain other investments as described below. During these periods, the Fund may not achieve its investment objective. At other times of the year, the Fund’s investments in the Subsidiary will significantly exceed 25% of the Fund’s total assets. The Subsidiary’s custodian is U.S. Bank, N.A.

If circumstances occur where market prices for Jets Index Futures Contracts were not readily available, the Fund would fair value its Jets Index Futures Contracts in accordance with its pricing and valuation policy and procedures for fair value determinations. Pursuant to those policies and procedures, the Adviser would consider various factors, such as pricing history; market levels prior to price limits or halts; and supply, demand, and open interest in Jets Index Futures Contracts, among other factors. The Adviser would document its proposed pricing and methodology, detailing the factors that entered into the valuation.

Collateral Investments

The Fund will also invest its assets in Collateral Investments. The Collateral Investments may consist of high-quality securities, which include: (1) U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury; (2) investment companies registered under the 1940 Act that invest in high-quality securities; and/or (3) corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by businesses that are rated investment grade or determined by the Adviser to be of comparable quality. For these purposes, “investment grade” is defined as investments with a rating at the time of purchase in one of the four highest categories of at least one nationally recognized statistical rating organization (e.g., BBB- or higher from S&P Global Ratings or Baa3 or higher from Moody’s Investors Service, Inc.).

The Collateral Investments are designed to provide liquidity, serve as margin, or otherwise collateralize the Subsidiary’s investments in Jets Index-Linked Instruments. The Fund expects that it will primarily invest its assets, and that the Subsidiary will primarily invest its assets, in Collateral Investments that are “securities,” as such term is defined under the 1940 Act.

Other Investments

In order to help the Fund maintain exposure to the Jets Index, maintain its tax status as a RIC on days in and around quarter-end, help the Fund maintain its desired exposure to Jets Index Futures Contracts when it is approaching or has exceeded position limits or accountability levels, or because of liquidity or other constraints, the Fund may invest in the following:

Reverse Repurchase Agreements

The Fund may invest in reverse repurchase agreements which are a form of borrowing in which the Fund sells portfolio securities to financial institutions and agrees to repurchase them at a mutually agreed-upon date and price that is higher than the original sale price, and use the proceeds for investment purchases.

As a result of the Fund repurchasing the securities at a higher price, the Fund will lose money by engaging in reverse repurchase agreement transactions.

As noted above, because the Fund intends to qualify for treatment as a RIC under the Code, the size of the Fund’s investment in the Subsidiary will not exceed 25% of the Fund’s total assets at or around each quarter end of the Fund’s fiscal year (the “Asset Diversification Test”). At other times of the year, the Fund’s investments in the Subsidiary will significantly exceed 25% of the Fund’s total (or gross) assets.

When the Fund seeks to reduce its total assets exposure to the Subsidiary, it may use the short-term Treasury Bills it owns (and purchase additional Treasury Bills as needed) to transact in reverse repurchase agreement transactions, which are ostensibly loans to the Fund. Those loans will increase the gross assets of the Fund, which the Adviser expects will allow the Fund to meet the Asset Diversification Test. When the Fund enters into a reverse repurchase agreement, it will either (i) be consistent with Section 18 of the 1940 Act and maintain asset coverage of at least 300% of the value of the reverse repurchase agreement; or (ii) treat the reverse repurchase agreement transactions as derivative transactions for purposes of Rule 18f-4 under the 1940 Act (“Rule 18f-4”), including as applicable, the value-at-risk based limit on leverage risk.

Other Investment Companies

The Fund may invest in shares of Other Investment Companies, that is, shares of investment companies registered under the 1940 Act that invest in similar assets to those in which the Fund may invest.

Exchange-traded option contracts on shares of Other Investment Companies.

The Fund may invest in exchange-listed option contracts on shares of Other Investment Companies, which invest in similar assets to those in which the Fund may invest. An option is a contract that gives the purchaser of the option, in return for the premium paid, the right to buy shares of an investment company, from the writer of the option (in the case of a call option), or to sell shares of the investment company to the writer of the option (in the case of a put option) at a designated price during the term of the option. The premium paid by the buyer of an option will reflect, among other things, the relationship of the exercise price to the market price and the volatility of the shares of the investment company, the remaining term of the option, supply, demand, interest rates and/or currency exchange rates. The Fund may utilize “American” style options or “European” style options. American style options are exercisable on any date prior to the expiration date of the option contract. In contrast, European style options are exercisable only on the expiration date of the option contract.

Swaps that reference Jets Index Futures Contracts, Other Investment Companies, or the Jets Index.

Swap contracts are transactions entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a swap transaction, the Fund and a counterparty will agree to exchange or “swap” payments based on the change in value of an underlying asset or benchmark. For example, the two parties may agree to exchange the return (or differentials in rates of returns) earned or realized on a particular investment or instrument. In the case of the Fund, the reference asset can be Jets Index Futures Contracts, Other Investment Companies or the Jets Index.

Principal Risks

As with all investments, there are certain risks of investing in the Fund. Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective. An investment in the Fund does not represent a complete investment program. An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, the Adviser or any of their affiliates. You should consider carefully the following risks before investing in the Fund.

Each risk noted below is considered a principal risk of investing in the Fund, regardless of the order in which it appears. The significance of each risk factor below may change over time and you should review each risk factor carefully.

Risks Specific to the Fund’s Investments

Investment Strategy Risk. The Fund, through the Subsidiary, invests primarily in Jets Index Futures Contracts. The Fund does not invest directly in prediction markets, event contracts or other instruments that provide exposure to individual sporting event or season-long outcomes or to investments that provide exposure to the financial performance of individual sports teams or leagues. Instead, the Fund seeks to benefit from increases in the price of Jets Index Futures Contracts. The price of Jets Index Futures Contracts may not be an accurate measure of the Jets Index. Consequently, the Fund may perform differently from the performance of the Jets Index. There can be no guarantee that the performance of Jets Index Futures Contracts will be highly correlated to the performance of the Jets Index. Transaction costs (including the costs associated with futures investing), position limits, the availability of counterparties and other factors may impact the cost and pricing of Jets Index Futures Contracts and decrease the correlation between the performance of Jets Index Futures Contracts and the Jets Index, over short- or long-term periods. In addition, the performance of back-month Jets Index Futures Contracts is likely to differ more significantly from the performance of the Jets Index. To the extent the Fund is invested in back-month Jets Index Futures Contracts, the performance of the Fund should be expected to deviate more significantly from the performance of the Jets Index. Moreover, because the Jets Index is uninvestable, the Fund can only gain exposure through futures contracts and other derivatives, and differences between the prices of those instruments and the levels of the Jets Index may result in the Fund experiencing larger losses or smaller gains than would be implied by changes in the Jets Index alone.

Sports Performance Risk. The Fund’s investment strategy is inherently speculative. The value of Jets Index Futures Contracts is derived from the statistical performance of a single professional sports team as measured by the Jets Index. Successfully investing in Jets Index Futures Contracts requires that the team tracked by the index performs well statistically over the course of a season, an outcome that is inherently uncertain and subject to numerous unpredictable variables, including player health, competitive dynamics, coaching decisions, and random variation in athletic performance. The Jets Index may decline in value, and there can be no assurance that the team tracked by the index will perform at or above the levels implied by the prices of Jets Index Futures Contracts at the time the Fund obtains exposure.

On-Ice Performance and Competitive Results Risk. The Fund’s investment performance is linked to the on-ice statistical performance of a single NHL team during the regular season and, if applicable, the playoffs. The prices of Jets Index Futures Contracts are expected to rise when the team performs well statistically and to fall when the team performs poorly. Competitive results in professional hockey are inherently unpredictable and can be influenced by factors entirely outside the team’s control, including the performance of opposing teams, referee calls, random puck bounces, weather affecting travel, and in-game injuries. A team may enter a season with high expectations based on roster strength, coaching hires, or offseason acquisitions, only to underperform due to chemistry issues, unexpected injuries to key players, player slumps, or tactical mismatches against divisional opponents. The NHL season extends over several months and includes 82 regular season games per team, during which even a strong team may experience prolonged losing streaks that cause material declines in the Jets Index. If the team fails to make the playoffs, the Fund will not benefit from any potential uplift in index value that could accompany postseason success. Conversely, early playoff elimination could cause sharp declines in futures prices if the market had priced in deeper postseason performance. Because the Fund is concentrated in a single NHL team, there is no opportunity to offset poor on-ice performance by gaining exposure to a stronger team or a different sport.

Jets Index Investing Risk. The Fund is indirectly exposed to the risks of the Jets Index through its investments in Jets Index Futures Contracts and other Jets Index-Linked Instruments. The Fund does not invest in the Jets Index, which is an uninvestable index. The performance of the Jets Index will be very different from a portfolio of Jets Index Futures Contracts.

The Jets Index moves up or down based on officially reported statistics from every game, match, or event throughout the regular season and postseason. Positive statistical actions (e.g., goals scored, points earned) add value to the index, while negative actions (e.g., opponent scoring, penalties or setbacks) subtract value. Poor statistical performance by the Winnipeg Jets could have a significant negative impact on the level of the Jets Index and therefore the value of the Fund. In addition, unlike instruments that are based on tradable reference assets, the Jets Index Futures Contracts and Jets Index-Linked Instruments are tied to an index that is not directly investable and, thus, have settlement prices based on the calculation of that index, not the price of a tradable asset.

Concentrated Single-Team Exposure Risk. The Fund’s investment strategy results in concentrated exposure to a single professional sports team’s statistical performance (i.e., the Winnipeg Jets) as measured by an index. Unlike diversified funds that spread risk across multiple asset classes, sectors, or issuers, the Fund’s performance is primarily driven by the statistical output of one team over the course of a season. As a result, the Fund is more susceptible to risks affecting that team, including player injuries, suspensions, trades, retirements, coaching changes, front-office turnover, league sanctions, labor disputes, lockouts, or other events that directly or indirectly influence the team’s on-ice statistical performance. This degree of concentration will likely increase volatility in the Fund’s NAV, heighten the likelihood of significant losses over short periods, and cause the Fund’s returns to diverge substantially from those of more diversified investments. Additionally, because the Fund is concentrated in a single team, it is inherently concentrated in a single professional sports league. This subjects the Fund to league-specific risks, including league-wide labor disputes, broad scandal, changes to the structure or rules of the league, or events that cause the cancellation or suspension of games. The Fund has no ability to rotate exposure into a different team, sport, or league in response to adverse developments affecting the team to which it has exposure.

Insider Trading and Information Asymmetry Risk. Unlike securities markets, which are governed by well-established insider trading prohibitions under the Securities Exchange Act of 1934, the legal framework governing trading on the basis of material, non-public information in the context of commodity futures is less developed. While the CFTC has broad anti-manipulation and anti-fraud authority under the Commodity Exchange Act (“CEA”), specific rules and judicial precedent addressing what constitutes improper trading on non-public information in the context of sports-linked futures remain nascent. Certain individuals may possess material, non-public information that could affect the statistical performance of the Jets Index and, consequently, the prices of Jets Index Futures Contracts. Such individuals may include, without limitation, team coaches, players, trainers, team medical staff, front office personnel, referees, officials, league personnel, or sports data providers. For example, undisclosed injuries to key players or undisclosed lineup changes could materially affect the level of the Jets Index. Such persons could trade Jets Index Futures Contracts or Fund Shares to profit from their informational advantage prior to public disclosure. There is no guarantee that exchanges, the CME, or the CFTC will successfully detect and prevent such trading, and the Fund has no means of preventing such individuals from purchasing or selling Fund Shares. The participation of informed insiders in the market for Jets Index Futures Contracts can create adverse selection for other market participants and distort market prices. Because the Fund is concentrated in a single team, the impact of insider trading on the Fund may be more pronounced than in markets with broader diversification.

League Credibility and Sports Integrity Risk. The Jets Index is calculated based on official league statistics derived from the games of a single professional sports team, and the integrity of those games is fundamental to the reliability of the index. Efforts to interfere with the team’s games, including match-fixing, point-shaving, or referee manipulation, could materially affect the statistical data upon which the Jets Index is based, create significant uncertainty regarding index levels, and cause pronounced price volatility in Jets Index Futures Contracts. Confirmed or suspected game interference may also prompt legislative or regulatory responses, including restrictions on sports-linked financial products or emergency rulemaking by the CFTC, that could restrict the listing or trading of Jets Index Futures Contracts. Even widely publicized allegations of interference, absent actual misconduct, could undermine market confidence in the Jets Index and the futures contracts that reference it.

Gaming and State Regulatory Litigation Risk. Exchanges that list sports-linked financial instruments, including Jets Index Futures Contracts, may be subject to legal challenges brought by state attorneys general, state gaming commissions, and other state-level actors asserting that such instruments constitute regulated gambling or gaming activity under state law, notwithstanding that such contracts are listed on a CFTC-regulated exchange. Such proceedings may assert that the listing of sports-linked contracts violates state gaming statutes, requires state gaming or sports wagering licenses, or constitutes an illegal gambling enterprise. These exchanges, and the CFTC in certain court filings, have asserted that the CEA and the CFTC’s exclusive jurisdiction over CFTC-regulated exchanges preempts state gaming regulations. There is no assurance that federal courts will rule in favor of federal preemption, and resolution may require years of litigation and potentially appellate review. An adverse ruling could result in the suspension or cessation of trading in Jets Index Futures Contracts, material operational restrictions, significant financial penalties, or the effective loss of the ability to list sports-linked futures. Any of these outcomes could materially and adversely affect the Fund’s ability to achieve its investment objective and could result in significant losses.

Platform and Distribution Restriction Risk. Broker-dealers, registered investment adviser platforms, wirehouses, and other financial intermediaries may refuse to list, recommend, or permit purchases of Fund Shares through their platforms due to the Fund’s association with sports performance outcomes and the perception that such products are akin to sports wagering, regardless of the Fund’s legal status as a registered investment company under the 1940 Act. Certain intermediaries may permit only unsolicited purchases, prohibit financial advisers from recommending the Fund, or exclude the Fund from model portfolios entirely. These restrictions could limit the Fund’s accessible investor base, constrain assets under management, reduce secondary market liquidity, widen bid-ask spreads, and increase the likelihood that Fund Shares will trade at significant premiums or discounts to net asset value. Even if an intermediary initially permits distribution, it may subsequently restrict access in response to adverse regulatory developments, reputational concerns, or changes in compliance policies. If a significant number of intermediaries refuse to distribute Fund Shares, the Fund may be unable to achieve sufficient scale, which could increase the Fund’s expense ratio, reduce trading volume, and impair the Fund’s ability to operate effectively.

Novel Market Risk. Jets Index Futures Contracts are a novel asset class with limited trading history. The market may not develop the depth, liquidity, or trading efficiency associated with more established futures markets, and its pricing may be influenced by factors unrelated to fundamental assessments of team performance, including speculative activity, behavioral biases, regulatory headlines, or concentrated participation by a limited number of traders. There is limited historical data on which to base expectations regarding future price behavior, volatility patterns, or the costs associated with maintaining exposure, and traditional risk metrics may not accurately capture the risks of investing in this market. There can be no assurance that the market for Jets Index Futures Contracts will achieve or sustain the level of participation, liquidity, and price discovery necessary for the Fund to effectively pursue its investment objective.

Limited Price Discovery and Market Depth Risk. Because Jets Index Futures Contracts are a newly created instrument class, the market may lack the depth, breadth, and participation necessary for reliable price discovery. Traditional commodity futures markets benefit from decades of participation by commercial hedgers, speculators, and arbitrageurs whose activities contribute to efficient pricing. The market for Jets Index Futures Contracts is expected to have few, if any, natural commercial hedgers, and may be dominated by retail speculators, algorithmic traders, or a small number of institutional participants. This concentrated participation could result in prices that do not accurately reflect fair value, wider bid-ask spreads, and elevated intraday price volatility. In thin markets, even modest order flow from the Fund could move prices against the Fund, increasing transaction costs and reducing returns. There can be no assurance that the market for Jets Index Futures Contracts will develop sufficient liquidity over time, and the Fund may be unable to establish or exit positions at prices the Fund considers favorable.

Seasonality and Offseason Risk. The Jets Index resets to a standardized base value prior to the start of each sports season and has a defined life cycle that ends following the postseason. Because the Fund tracks a single team in a single sport, the Fund is tied to that sport’s competitive calendar and has no ability to diversify across sports or rotate into a sport that is in-season when the team’s sport is not. During the playing season, the Jets Index moves in real-time based on officially reported game statistics, and the prices of Jets Index Futures Contracts are expected to reflect both the current index level and market expectations regarding future team performance. During the offseason, however, the Jets Index will not move because no games are being played, and the Fund’s exposure to Jets Index Futures Contracts will behave differently than during the playing season. The Fund anticipates maintaining exposure to Jets Index Futures Contracts during the offseason. Although the underlying index will be static during this period, the prices of Jets Index Futures Contracts may still fluctuate based on market expectations regarding the team’s prospects for the upcoming season, including coaching changes, player trades, draft picks, free agent signings, injury recovery timelines, training camp developments, and other factors that affect the market’s assessment of the team’s likely statistical performance. However, because the index itself is not moving during the offseason, the magnitude of futures price movements may be reduced relative to the playing season, and the relationship between futures prices and the underlying index level may be less predictable. There can be no assurance that the Fund’s offseason futures holdings will appreciate in value, and the Fund may experience losses during the offseason if market sentiment regarding the team’s upcoming season deteriorates. In addition, there can be no assurance that Jets Index Futures Contracts will be available in sufficient volume or at favorable pricing during the offseason or at the start of a new season.

League Discontinuation, Lockout, or Strike Risk. The Fund’s ability to invest in Jets Index Futures Contracts depends on the continued operation of the NHL and the playing of scheduled games. Labor disputes between the NHL and its players’ union could result in a lockout or strike that suspends or cancels all or a significant portion of a season. The NHL has previously experienced work stoppages, including a full-season cancellation in 2004-2005. During any such period, no games would be played, the Jets Index would not generate data, and trading in Jets Index Futures Contracts could be suspended or severely impaired. The Fund would be unable to pursue its investment strategy during such a period, may be forced to liquidate positions at disadvantageous prices, and could experience substantial losses. Even after a labor dispute is resolved, the shortened or restructured season could materially change the statistical patterns underlying the index methodology. In addition, force majeure events such as a pandemic, natural disaster, or other circumstances beyond the control of the league could cause widespread game cancellations or delays. There can be no assurance that the league will not experience a work stoppage or other extended interruption during the Fund’s investment period, or that the Fund will be able to recover any losses incurred as a result of such events.

Index Provider and Data Dependency Risk. The Jets Index is maintained and calculated by a single Index Provider, FutureSports. If the Index Provider were to experience operational failures, cease operations, lose its data feed from the applicable sports league, experience a cybersecurity breach, or otherwise become unable to calculate the Jets Index, Jets Index Futures Contracts may have no reliable reference value, which could materially and adversely affect the value of the Fund. In addition, the Jets Index is calculated solely on the basis of officially reported statistics from a single sports league. The league serves as the data source but does not participate in index determination or governance. If the league were to report incorrect statistics, issue post-game corrections, change how it reports or categorizes statistics, delay reporting, or discontinue the provision of data to the Index Provider, the settlement prices of Jets Index Futures Contracts could be based on erroneous or incomplete data. Furthermore, the Index Provider controls the methodology by which official statistics are translated into index points. If the Index Provider amends or discontinues its methodology, the behavior of the Jets Index could change materially and the futures market may not immediately price in such changes. The Jets Index is calculated in real-time while games are being played, which introduces latency, data-feed, and computational risks that differ from those associated with traditional financial indexes.

Trading Hours and Sporting Event Timing Risk. NHL games may occur during evening hours, on weekends, and on holidays when the Exchange is closed and when the market for Jets Index Futures Contracts may have limited or no trading activity. Because the Jets Index moves in real-time while games are being played, material index movements may occur during periods when investors are unable to buy or sell Shares or when Jets Index Futures Contracts are not actively trading. As a result, the opening price of Shares and the prices of Jets Index Futures Contracts on the next trading session may differ significantly from the prior session’s closing prices, potentially resulting in large gaps at the open. Shareholders may not be able to sell their Shares until after such a gap has been fully realized, resulting in an inability to mitigate losses in a declining market.

Futures Contracts Risk. Risks of futures contracts include: (i) an imperfect correlation between the value of the futures contract and the underlying asset; (ii) possible lack of a liquid secondary market; (iii) the inability to close a futures contract when desired; (iv) losses caused by unanticipated market movements, which may be unlimited; (v) an obligation for the Fund to make daily cash payments to maintain its required margin, particularly at times when the Fund may have insufficient cash; and (vi) unfavorable execution prices from rapid selling. Unlike equities, which typically entitle the holder to a continuing stake in a corporation, futures contracts normally specify a certain date for settlement in cash based on the reference asset. As the futures contracts approach expiration, they may be replaced by similar contracts that have a later expiration. This process is referred to as “rolling.” If the market for these contracts is in “contango,” meaning that the prices of futures contracts in the nearer months are lower than the price of contracts in the distant months, the sale of the near-term month contract would be at a lower price than the longer-term contract, resulting in a cost to “roll” the futures contract. The actual realization of a potential roll cost will be dependent upon the difference in price of the near and distant contract. Because the margin requirement for futures contracts is less than the value of the assets underlying the futures contract, futures trading involves a degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 40% of the value of the futures contract is deposited as margin, a subsequent 20% decrease in the value of the futures contract would result in a loss of half of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A decrease in excess of 40% would result in a loss exceeding the original margin deposit, if the futures contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount initially invested in the futures contract. However, the Fund would presumably have sustained comparable losses if, instead of investing in the futures contract, it had invested in the underlying financial instrument and sold it after the decline. Further, if the market for Jets Index Futures Contracts is in a period of contango, if the performance of the Jets Index and the price of Jets Index Futures Contracts were to decline, the Fund would experience the negative impact of contango. The impact of backwardation or contango may lead to the returns of the Fund to vary significantly from the total return of other price references. Additionally, in the event of a prolonged period of contango, and absent the impact of rising or falling pricing in the Jets Index, this could have a significant negative impact on the Fund’s NAV and total return.

Position Limits and Price Limits

The CFTC and various exchanges on which Jets Index Futures Contracts trade have established position limits and price limits for Jets Index Futures Contracts. Position limit regulation and price limit regulation serve distinct purposes and are regulated differently.

Position limits are designed to prevent excessive speculation that could cause sudden or unreasonable fluctuations in the price of a commodity. They limit the maximum number of contracts a person or entity can hold in a particular commodity.

Price limits are mechanisms to maintain orderly markets by restricting the price range within which futures contracts can trade during a trading session. They prevent extreme price movements that could disrupt market stability. Price limits are typically set as a percentage of the previous day's settlement price. When price limits are hit, trading may be halted or expanded depending on the product and regulatory rules. Unlike position limits, price limits do not restrict the number of contracts a trader can hold but rather the price at which those contracts can be traded. When a price limit is hit, the market for Jets Index Futures Contracts may temporarily halt until price limits can be expanded or trading may be stopped for the day.

If the Fund is unable to buy or sell Jets Index Futures Contracts as a result of position limits being hit or price limits that result in a halted or closed market—or for other reasons including limited liquidity in the market for Jets Index Futures Contracts, a disruption to the market for Jets Index Futures Contracts, or as a result of margin requirements, accountability levels, or other limitations imposed by the Fund’s futures commission merchants (“FCMs”), the listing exchanges, or the CFTC—the Adviser would take such action as it believes appropriate and in the best interest of the Fund in consideration of the facts and circumstances at such time, including: (i) investing in Jets Index-Linked Instruments that are not Jets Index Futures Contracts; (ii) requiring that authorized participants purchase and redeem in large blocks of shares called “Creation Units” through an exchange for related position (EFRP) method rather than in cash; (iii) applying increased authorized participant variable transaction fees for purchases or redemptions of Creation Units made in cash; or (iv) de-levering the Fund, relative to its investment objective, by an amount reflecting prevailing price limits. In addition, the Fund generally may suspend the issuance of Creation Units only for a limited time and only due to extraordinary circumstances, such as when the markets on which the ETF’s portfolio holdings are traded are closed for a limited period of time; that is to say, when the Fund is unable to increase its exposure to underlying assets.

Cost of Futures Investment Risk. When a Jets Index Futures Contract is nearing expiration, the Fund will generally sell it and use the proceeds to buy a Jets Index Futures Contract with a later expiration date. This is commonly referred to as “rolling”.

If the Fund rolls Jets Index Futures Contracts that are in contango, the Fund would sell a lower priced, expiring contract and purchase a higher priced, longer-dated contract. The price difference between the expiring contract and longer-dated contract associated with rolling Jets Index Futures Contracts is typically substantially higher than the price difference associated with rolling other futures contracts. Contango in the market for Jets Index Futures Contracts may have a significant adverse impact on the performance of the Fund and may cause Jets Index Futures Contracts and the Fund to underperform the Jets Index. Both contango and backwardation would reduce the Fund’s correlation to the Jets Index and may limit or prevent the Fund from achieving its investment objective. The impact of both contango and backwardation may also be greater to the extent the Fund invests in back-month Jets Index Futures Contracts.

Investment Capacity Risk. If the Fund’s ability to obtain exposure to Jets Index Futures Contracts consistent with its investment objective is disrupted for any reason, including but not limited to, limited liquidity in the market for Jets Index Futures Contracts, a disruption to the market for Jets Index Futures Contracts, or as a result of margin requirements or position limits imposed by the Fund’s FCMs, the CME, or the CFTC, and the Fund could not otherwise meet its investment objective through the use of other investments discussed above, the Fund would not be able to achieve its investment objective and may experience significant losses.

Liquidity Risk. The market for the Jets Index Futures Contracts may be subject to periods of illiquidity. During such times it may be difficult or impossible to buy or sell a position at the desired price. Market disruptions or volatility can also make it difficult to find a counterparty willing to transact at a reasonable price and sufficient size. Illiquid markets may cause losses, which could be significant. Large positions also increase the risk of illiquidity, which may make the Fund’s positions more difficult to liquidate, and increase the losses incurred while trying to do so.

Derivatives Risk. In addition to Jets Index Futures Contracts, the Fund may obtain exposure through the following other derivatives: (1) exchange traded options on Other Investment Companies and/or (2) swap agreement transactions that reference Jets Index Futures Contracts, Other Investment Companies, or the Jets Index.

Investing in derivatives may be considered aggressive and may expose the Fund to risks different from, or possibly greater than, the risks associated with investing directly in the reference asset(s) underlying the derivative (e.g., the securities or commodities contained in the Fund). The use of derivatives may result in larger losses or smaller gains than directly investing in securities or commodities. The risks of using derivatives include: (1) the risk that there may be imperfect correlation between the price of the financial instruments and movements in the prices of the reference asset(s); (2) the risk that an instrument is mispriced; (3) credit or counterparty risk on the amount a Fund expects to receive from a counterparty; (4) the risk that securities prices, interest rates and currency markets will move adversely and a Fund will incur significant losses; (5) the risk that the cost of holding a financial instrument might exceed its total return; and (6) the possible absence of a liquid secondary market for a particular instrument and possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to adjust a Fund’s position in a particular instrument when desired. Each of these factors may prevent a Fund from achieving its investment objective and may increase the volatility (i.e., fluctuations) of the Fund’s returns. Because derivatives often require limited initial investment, the use of derivatives also may expose a Fund to losses in excess of those amounts initially invested.

The performance of any Jets Index-Linked Instrument may not track the performance of its underlying benchmark due to embedded costs and other factors. Thus, to the extent the Fund invests in swaps that use a Jets Index-Linked Instrument as the reference asset, the Fund may be subject to greater correlation risk and may not achieve as high a degree of correlation with its investment objective than if the Fund only used Jets Index Futures Contracts.

Swap Agreements Risk. The Fund may enter into cash-settled swaps and other derivatives to gain exposure to an underlying asset without actually purchasing such asset. Swaps are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on a particular pre-determined interest rate, commodity, security, indexes, or other assets or measurable indicators. The primary risks associated with the use of swaps are mispricing or improper valuation, imperfect correlation between movements in the notional amount and the price of the underlying investments, and the failure of a counterparty to perform. If a counterparty’s creditworthiness for an over-the-counter swap declines, the value of the swap would likely decline. Moreover, there is no guarantee that the Fund could eliminate its exposure under an outstanding swap by entering into an offsetting swap with the same or another party. In addition, the Fund may use a combination of swaps on an underlying index.

Options Risk. The Fund may purchase exchange-traded options that reference shares of Other Investment Companies. Transactions in options generally require less capital than equivalent stock transactions. They may return smaller dollar figures but a potentially greater percentage of the investment than equivalent stock transactions. The potential profit is limited to the premium received for the contract. The potential loss can be unlimited. While leverage means the percentage returns can be significant, the amount of cash required is smaller than equivalent stock transactions. It is possible to lose the entire principal invested, and sometimes more. As an options holder, a Fund risks the entire amount of the premium it pays. But as an options writer, it takes on a much higher level of risk. For example, if the Fund writes an uncovered call, it faces unlimited potential loss, since there is no cap on how high a stock price can rise. When buying options, a Fund risks losing the premium paid, plus commissions and fees.

Reverse Repurchase Agreements Risk. The Fund may invest in reverse repurchase agreements. Reverse repurchase agreements are transactions in which the Fund sells portfolio securities to financial institutions such as banks and broker-dealers, and agrees to repurchase them at a mutually agreed-upon date and price which is higher than the original sale price. Reverse repurchase agreements are a form of leverage and the use of reverse repurchase agreements by the Fund may increase the Fund’s volatility. The Fund incurs costs, including interest expenses, in connection with the opening and closing of reverse repurchase agreements that will be borne by the shareholders.

Reverse repurchase agreements are also subject to the risk that the other party to the reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Fund. In situations where the Fund is required to post collateral with a counterparty, the counterparty may fail to segregate the collateral or may commingle the collateral with the counterparty’s own assets. As a result, in the event of the counterparty’s bankruptcy or insolvency, the Fund’s collateral may be subject to the conflicting claims of the counterparty’s creditors, and the Fund may be exposed to the risk of a court treating the Fund as a general unsecured creditor of the counterparty, rather than as the owner of the collateral. There can be no assurance that a counterparty will not default and that the Fund will not sustain a loss on a transaction as a result.

Reverse repurchase agreements also involve the risk that the market value of the securities sold by the Fund may decline below the price at which it is obligated to repurchase the securities. In addition, when the Fund invests the proceeds it receives in a reverse repurchase transaction, there is a risk that those investments may decline in value. In this circumstance, the Fund could be required to sell other investments in order to meet its obligations to repurchase the securities.

Risks Related to Investing in Other Investment Companies. The Fund may invest in long or short positions in Other Investment Companies (i.e., investment companies registered under the 1940 Act that invest in similar assets to those in which the Fund may invest). Investing in Other Investment Companies may involve duplication of advisory or management fees and certain other expenses. By investing in Other Investment Companies, the Fund becomes a shareholder of that Other Investment Company. As a result, Fund shareholders indirectly bear the Fund’s proportionate share of the fees and expenses paid by shareholders of the Other Investment Company, in addition to the fees and expenses Fund shareholders bear in connection with the Fund’s own operations. As a shareholder, the Fund must rely on the Other Investment Company to achieve its investment objective. The Fund’s performance may be magnified positively or negatively by virtue of its investment in the Other Investment Company. If the Other Investment Company fails to achieve its investment objective, the value of the Fund’s investment could decline, thus affecting the Fund’s performance. In addition, because certain Other Investment Company shares are listed on national stock exchanges and are traded like stocks on an exchange, their shares potentially may trade at a discount or a premium. Investments in such shares may be subject to brokerage and other trading costs, which could result in greater expenses to the Fund. Finally, because the value of certain Other Investment Company shares may depend on the demand in the market, the Adviser may not be able to liquidate the Fund’s holdings in those shares at the most optimal time, adversely affecting the Fund’s performance.

Collateral Investments Risk. The Fund’s use of Collateral Investments may include obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities, including bills, notes and bonds issued by the U.S. Treasury, investment companies registered under the 1940 Act that invest in high-quality securities and corporate debt securities, such as commercial paper.

Some securities issued or guaranteed by federal agencies and U.S. Government-sponsored instrumentalities may not be backed by the full faith and credit of the United States, in which case the investor must look principally to the agency or instrumentality issuing or guaranteeing the security for ultimate repayment, and may not be able to assert a claim against the United States itself in the event that the agency or instrumentality does not meet its commitment. The U.S. Government, its agencies and instrumentalities do not guarantee the market value of their securities, and consequently, the value of such securities may fluctuate. Although the Fund may hold securities that carry U.S. Government guarantees, these guarantees do not extend to the Shares.

Investment companies that invest in high-quality securities are subject to management fees and other expenses. Therefore, investments in these funds will cause the Fund to bear indirectly a proportional share of the fees and costs of the funds in which it invests. At the same time, the Fund will continue to pay its own management fees and expenses with respect to all of its assets, including any portion invested in the shares of such fund. It is possible to lose money by investing in investment companies that invest in high-quality securities.

Corporate debt securities such as commercial paper generally are short-term unsecured promissory notes issued by businesses. Corporate debt may carry variable or floating rates of interest. Corporate debt securities carry both credit risk and interest rate risk. Credit risk is the risk that the Fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it is due.

Asset Concentration Risk. Since the Fund may take concentrated positions in Jets Index Futures Contracts, the Fund’s performance may be hurt disproportionately and significantly by the poor performance of those positions to which it has significant exposure. Asset concentration makes the Fund more susceptible to any single occurrence affecting the underlying positions and may subject the Fund to greater market risk than more diversified funds.

Counterparty Risk. The Fund will be subject to credit risk (i.e., the risk that a counterparty is unwilling or unable to make timely payments or otherwise meet its contractual obligations) with respect to the amount the Fund expects to receive from counterparties to: Jets Index Futures Contracts; reverse repurchase agreements; swaps on Jets Index Futures Contracts, Other Investment Companies, or the Jets Index.

The Fund may be negatively impacted if a counterparty becomes bankrupt or otherwise fails to perform its obligations under such an agreement. The Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding and the Fund may obtain only limited recovery or may obtain no recovery in such circumstances. In order to attempt to mitigate potential counterparty credit risk, the Fund typically enters into transactions with major financial institutions.

The counterparty to an exchange-traded futures contract is subject to the credit risk of the clearing house and the FCM through which it holds its position. Specifically, the FCM or the clearing house could fail to perform its obligations, causing significant losses to the Fund. For example, the Fund could lose margin payments it has deposited with an FCM as well as any gains owed but not paid to the Fund, if the FCM or clearing house becomes insolvent or otherwise fails to perform its obligations. Credit risk of market participants with respect to derivatives that are centrally cleared is concentrated in a few clearing houses and it is not clear how an insolvency proceeding of a clearing house would be conducted and what impact an insolvency of a clearing house would have on the financial system. Under current CFTC regulations, a FCM maintains customers’ assets in a bulk segregated account. If a FCM fails to do so, or is unable to satisfy a substantial deficit in a customer account, its other customers may be subject to risk of loss of their funds in the event of that FCM’s bankruptcy. In that event, in the case of futures, the FCM’s customers are entitled to recover, even in respect of property specifically traceable to them, only a proportional share of all property available for distribution to all of that FCM’s customers. In addition, if the FCM does not comply with the applicable regulations, or in the event of a fraud or misappropriation of customer assets by the FCM, the Fund could have only an unsecured creditor claim in an insolvency of the FCM with respect to the margin held by the FCM. FCMs are also required to transfer to the clearing house the amount of margin required by the clearing house, which amount is generally held in an omnibus account at the clearing house for all customers of the FCM. In addition, the Fund may enter into futures contracts and repurchase agreements with a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. The Fund does not specifically limit its counterparty risk with respect to any single counterparty.

Further, there is a risk that no suitable counterparties are willing to enter into reverse repurchase agreements with the Fund, or continue to enter into, reverse repurchase agreement transactions with the Fund and, as a result, the Fund may not be able to achieve its investment objective. There is also the risk that the Fund may not be able to engage in reverse repurchase agreement transactions because suitable counterparties refuse to enter into transactions with the Fund. Contractual provisions and applicable law may prevent or delay the Fund from exercising its rights to terminate an investment or transaction with a financial institution experiencing financial difficulties, or to realize on collateral, and another institution may be substituted for that financial institution without the consent of the Fund. If the credit rating of a counterparty to a futures contract and/or repurchase agreement declines, the Fund may nonetheless choose or be required to keep existing transactions in place with the counterparty, in which event the Fund would be subject to any increased credit risk associated with those transactions. Also, in the event of a counterparty’s (or its affiliate’s) insolvency, the possibility exists that the Fund’s ability to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral, could be stayed or eliminated under special resolution regimes adopted in the United States, the European Union and various other jurisdictions. Such regimes provide government authorities with broad authority to intervene when a financial institution is experiencing financial difficulty. In particular, the regulatory authorities could reduce, eliminate, or convert to equity the liabilities to the Fund of a counterparty who is subject to such proceedings in the European Union (sometimes referred to as a “bail in”).

Credit Risk. An issuer or other obligated party of a debt security may be unable or unwilling to make dividend, interest and/or principal payments when due. In addition, the value of a debt security may decline because of concerns about the issuer’s ability or unwillingness to make such payments.

Debt Securities Risk. Investments in debt securities subject the holder to the credit risk of the issuer. Credit risk refers to the possibility that the issuer or other obligor of a security will not be able or willing to make payments of interest and principal when due. Generally, the value of debt securities will change inversely with changes in interest rates. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. During periods of falling interest rates, the income received by the Fund may decline. If the principal on a debt security is prepaid before expected, the prepayments of principal may have to be reinvested in obligations paying interest at lower rates. Debt securities generally do not trade on a securities exchange making them generally less liquid and more difficult to value than common stock.

Interest Rate Risk. Interest rate risk is the risk that the value of the debt securities in the Fund’s portfolio will decline because of rising market interest rates. Interest rate risk is generally lower for shorter term debt securities and higher for longer-term debt securities. Duration is a reasonably accurate measure of a debt security’s price sensitivity to changes in interest rates and a common measure of interest rate risk. Duration measures a debt security’s expected life on a present value basis, taking into account the debt security’s yield, interest payments and final maturity. In general, duration represents the expected percentage change in the value of a security for an immediate 1% change in interest rates. For example, the price of a debt security with a three-year duration would be expected to drop by approximately 3% in response to a 1% increase in interest rates. Therefore, prices of debt securities with shorter durations tend to be less sensitive to interest rate changes than debt securities with longer durations. As the value of a debt security changes over time, so will its duration.

Clearing Broker Risk. The Fund’s investments in exchange-traded futures contracts expose it to the risks of a clearing broker (or a FCM). Under current regulations, a clearing broker or FCM maintains customers’ assets in a bulk segregated account. There is a risk that Fund assets deposited with the clearing broker to serve as margin may be used to satisfy the broker’s own obligations or the losses of the broker’s other clients. In the event of default, the Fund could experience lengthy delays in recovering some or all of its assets and may not see any recovery at all. Furthermore, the Fund is subject to the risk that no FCM is willing or able to clear the Fund’s transactions or maintain the Fund’s assets. If the Fund’s FCMs are unable or unwilling to clear the Fund’s transactions, or if the FCM refuses to maintain the Fund’s assets, the Fund will be unable to have its orders for Jets Index Futures Contracts fulfilled or assets custodied. In such a circumstance, the performance of the Fund will likely deviate from the performance of changes in the Jets Index and may result in the proportion of Jets Index Futures Contracts in the Fund’s portfolio relative to the total assets of the Fund to decrease.

Non-Diversification Risk. The Fund is classified as a “non-diversified company” under the 1940 Act. As a result, the Fund is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by the diversification requirements imposed by the Code. The Fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly invested in certain issuers.

Risks Related to the Management of the Fund

Active Management Risk. The Fund is actively managed, and its performance reflects investment decisions that the Adviser makes for the Fund. Such judgments about the Fund’s investments may prove to be incorrect. If the investments selected and the strategies employed by the Fund fail to produce the intended results, the Fund could underperform as compared to other funds with similar investment objectives and/or strategies, or could have negative returns.

Frequent Trading Risk. The Fund regularly purchases and subsequently sells (i.e., “rolls”) individual futures contracts throughout the year so as to maintain a fully invested position. As the contracts near their expiration dates, the Fund rolls them over into new contracts. This frequent trading of contracts may increase the amount of commissions or mark-ups to broker-dealers that the Fund pays when it buys and sells contracts, which may detract from the Fund’s performance. High portfolio turnover may result in the Fund paying higher levels of transaction costs and may generate greater tax liabilities for shareholders. Frequent trading risk may cause the Fund’s performance to be less than expected.

Rebalancing Risk. If for any reason the Fund is unable to rebalance all or a portion of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund may be over- or under-exposed to the returns of the Jets Index. Additionally, because the market for Jets Index Futures Contracts is nascent and may be thinly traded, the Fund’s own trading activity, including purchases, sales, and rolling of contracts, could materially influence the prices of Jets Index Futures Contracts. If the Fund represents a significant portion of the open interest or trading volume, its activity could move prices against it, resulting in higher costs and reduced returns. If other market participants anticipate the Fund’s trading patterns, they may engage in front-running or other anticipatory trading strategies that further increase the Fund’s transaction costs. The trading activity associated with such transactions will contribute to the existing trading volume on the underlying futures contracts and may adversely affect the market price of such underlying futures contracts.

Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or systems failures. The Fund and the Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

Valuation Risk. The Fund or the Subsidiary may hold securities or other assets that may be valued on the basis of factors other than market quotations. This may occur because the asset or security does not trade on a centralized exchange, or in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” assets or securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, there is no assurance that the Fund or the Subsidiary could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund or the Subsidiary would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund or the Subsidiary at that time. The Fund’s ability to value investments may be impacted by technological issues or errors by pricing services or other third-party service providers.

New Fund Risk. As of the date of this prospectus, the Fund has no operating history and currently has fewer assets than larger funds. Like other new funds, large inflows and outflows may impact the Fund’s market exposure for limited periods of time. This impact may be positive or negative, depending on the direction of market movement during the period effected.

Risks Related to Trading of Shares

Trading Issues Risk. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. The Fund may have difficulty maintaining its listing on the Exchange in the event the Fund’s assets are small, the Fund does not have enough shareholders, or if the Fund is unable to proceed with creation and/or redemption orders.

Authorized Participant Concentration Risk. Only an “authorized participant” or “AP” (i.e., broker-dealers and large institutional investors that have entered into participation agreement with the Fund) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that act as APs on an agency basis (i.e. on behalf of other market participants). To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem, in either of these cases, Shares may trade at a discount to the Fund’s net asset value and possibly face delisting.

Market Maker Risk. If the Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of Shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s net asset value and the price at which the Shares are trading on the Exchange, which could result in a decrease in value of the Shares. In addition, decisions by market makers or APs to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Shares trading at a discount to net asset value and also in greater than normal intra-day bid-ask spreads for Shares.

Premium/Discount Risk. The market price of the Fund’s Shares will generally fluctuate in accordance with changes in the Fund’s net asset value as well as the relative supply of and demand for Shares on the Exchange. The Fund’s market price may deviate from the value of the Fund’s underlying portfolio holdings, particularly in time of market stress, with the result that investors may pay more or receive less than the underlying value of the Shares bought or sold. The Adviser cannot predict whether Shares will trade below, at, or above their net asset value because the Shares trade on the Exchange at market prices and not at net asset value. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related, but not identical, to the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. However, given that Shares can only be purchased and redeemed in Creation Units, and only to and from broker-dealers and large institutional investors that have entered into participation agreements (unlike shares of closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset value), the Adviser believes that large discounts or premiums to the net asset value of Shares should not be sustained. In addition, because the Fund provides exposure to the statistical performance of a single professional sports team, demand for Shares may be influenced by fan loyalty, emotional attachment, and team-related sentiment rather than by rational assessments of the Fund’s expected risk-adjusted returns. These demand patterns could increase intraday volatility in Fund Shares, widen bid-ask spreads, and result in investors purchasing or selling Shares at prices that do not reflect the Fund’s underlying NAV. During stressed market conditions, the market for the Fund’s Shares may become less liquid in response to deteriorating liquidity in the market for the Fund’s underlying portfolio holdings, which could in turn lead to differences between the market price of the Fund’s Shares and their net asset value. This can be reflected as a spread between the bid and ask prices for the Fund quoted during the day or a premium or discount in the closing price from the Fund’s NAV.

Active Market Risk. Although the Shares are listed for trading on the Exchange, there can be no assurance that an active trading market for the Shares will develop or be maintained. Shares trade on the Exchange at market prices that may be below, at or above the Fund’s net asset value. Securities, including the Shares, are subject to market fluctuations and liquidity constraints that may be caused by such factors as economic, political, or regulatory developments, changes in interest rates, and/or perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments.

Cash Transaction Risk. Most ETFs generally make in-kind redemptions to avoid being taxed at the fund level on gains on the distributed portfolio securities. However, unlike most ETFs, the Fund currently intends to effect some or all redemptions for cash, rather than in-kind, because of the nature of the Fund’s investments. The Fund may be required to sell portfolio securities to obtain the cash needed to distribute redemption proceeds, which involves transaction costs that the Fund may not have incurred had it effected redemptions entirely in kind. These costs may include brokerage costs and/or taxable gains or losses, which may be imposed on the Fund and decrease the Fund’s NAV to the extent such costs are not offset by a transaction fee payable to an AP. If the Fund recognizes gain on these sales, this generally will cause the Fund to recognize gain it might not otherwise have recognized if it were to distribute portfolio securities in-kind, or to recognize such gain sooner than would otherwise be required. This may decrease the tax efficiency of the Fund compared to ETFs that utilize an in-kind redemption process, and there may be a substantial difference in the after-tax rate of return between the Fund and other ETFs.

Risks Related to Regulation, External Factors, and Federal Income Tax Consequences

Tax Risk. The Fund intends to elect and to qualify each year to be treated as a RIC under Subchapter M of the Code. As a RIC, the Fund will not be subject to U.S. federal income tax on the portion of its net investment income and net capital gain that it distributes to shareholders, provided that it satisfies certain requirements of the Code. If the Fund does not qualify as a RIC for any taxable year and certain relief provisions are not available, the Fund’s taxable income will be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed. Additionally, buying securities shortly before the record date for a taxable dividend or capital gain distribution is commonly known as “buying the dividend.” In the event a shareholder purchases Shares shortly before such a distribution, the entire distribution may be taxable to the shareholder even though a portion of the distribution effectively represents a return of the purchase price. To comply with the asset diversification test applicable to a RIC, the Fund will limit its investments in the Subsidiary to 25% of the Fund’s total assets at the end of each tax quarter. The investment strategy of the Fund will cause the Fund to hold substantially more than 25% of the Fund’s total assets in investments in the Subsidiary the majority of the time. The Fund intends to manage the exposure to the Subsidiary so that the Fund’s investments in the Subsidiary do not exceed 25% of the total assets at the end of any tax quarter. If the Fund’s investments in the Subsidiary were to exceed 25% of the Fund’s total assets at the end of a tax quarter, the Fund, generally, has a grace period to cure such lack of compliance. If the Fund fails to timely cure, it may no longer be eligible to be treated as a RIC.

Because Jets Index Futures Contracts produce non-qualifying income for purposes of qualifying as a RIC, the Fund makes its investments in Jets Index Futures Contracts through the Subsidiary. The Fund intends to treat any income it may derive from the futures contracts received by the Subsidiary as “qualifying income” under the provisions of the Code applicable to RICs. The IRS has issued PLRs provided to third parties not associated with the Fund or its affiliates (which only those parties may rely on as precedent) concluding that similar arrangements resulted in qualifying income. Many of such PLRs have now been revoked by the IRS. In March of 2019, the Internal Revenue Service published Regulations that concluded that income from a corporation similar to the Subsidiary would be qualifying income, if the income is related to the Fund’s business of investing in stocks or securities. Although the Regulations do not require distributions from the Subsidiary, the Fund intends to cause the Subsidiary to make distributions that would allow the Fund to make timely distributions to its shareholders. The Fund generally will be required to include in its own taxable income the income of the Subsidiary for a tax year, regardless of whether the Fund receives a distribution of the Subsidiary’s income in that tax year, and this income would nevertheless be subject to the distribution requirement for qualification as a RIC and would be taken into account for purposes of the 4% excise tax.

If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions.

Subsidiary Regulatory Investment Risk. Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary are organized, respectively, could result in the inability of the Fund to operate as intended and could negatively affect the Fund and its shareholders. The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. However, as the Subsidiary is wholly-owned by the Fund, and the investors of the Fund will have the investor protections of the 1940 Act, the Fund as a whole—including the Subsidiary—will provide investors with 1940 Act protections.

Commodity Regulatory Risk. The Fund’s use of commodity futures subject to regulation by the CFTC has caused the Fund to be classified as a “commodity pool” and this designation requires that the Fund comply with CFTC rules, which may impose additional regulatory requirements and compliance obligations. The Fund’s investment decisions may need to be modified, and commodity contract positions held by the Fund may have to be liquidated at disadvantageous times or prices, to avoid exceeding any applicable position limits established by the CFTC, potentially subjecting the Fund to substantial losses. The regulation of commodity transactions in the United States is subject to ongoing modification by government, self-regulatory and judicial action. The effect of any future regulatory change with respect to any aspect of the Fund is impossible to predict, but could be substantial and adverse to the Fund.

Regulatory Risk. The regulatory framework governing sports-linked financial instruments is evolving and subject to significant uncertainty. Jets Index Futures Contracts are a novel instrument class for which there is limited regulatory precedent. The CFTC has broad discretionary authority to determine whether particular contracts are consistent with the public interest, including authority to disapprove or direct an exchange to delist contracts that the CFTC determines involve gaming, are unlawful, or otherwise run contrary to the purposes of the CEA. The CFTC has recently proposed amendments to its rules concerning event contracts, commonly referred to as prediction markets, to specify which contracts may be determined contrary to the public interest and therefore may not be listed for trading or accepted for clearing on or through a CFTC-regulated entity. The CFTC or the listing exchange could, at any time and without advance notice, impose new conditions, margin or position-limit requirements, reporting obligations, trading halts, settlement adjustments, or delisting actions. Any such changes could, among other things; (i) impair the Fund’s ability to establish, maintain, or close positions; (ii) require the Fund to liquidate positions at disadvantageous prices; (iii) alter the economic characteristics on which the Fund relies; or (iv) render the Fund’s principal investment strategy impractical. In addition, future legislative, judicial, or administrative developments could retroactively affect the permissibility, settlement mechanics, or availability of Jets Index Futures Contracts. These developments may occur abruptly and may not provide mechanisms for investor recourse or for the orderly unwind of positions. There can be no assurance that the regulatory environment for sports-linked financial instruments will remain stable or favorable.

Cyber Security Risk. The Fund is susceptible to operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding, but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the Fund’s third-party service providers, such as its administrator, transfer agent, or custodian, as applicable, or issuers in which the Fund invests, can also subject the Fund to many of the same risks associated with direct cyber security breaches. While the Fund has established business continuity plans and risk management systems designed to reduce the risks associated with cyber security, there are inherent limitations in such plans and systems. Additionally, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third-party service providers.

Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, Jets, tsunamis and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics (for example, the novel coronavirus COVID-19), have been and can be highly disruptive to economies and markets and have recently led, and may continue to lead, to increased market volatility and significant market losses. Such natural disaster and health crises could exacerbate political, social, and economic risks, and result in significant breakdowns, delays, shutdowns, social isolation, and other disruptions to important global, local and regional supply chains affected, with potential corresponding results on the operating performance of the Fund and its investments. A climate of uncertainty and panic, including the contagion of infectious viruses or diseases, may adversely affect global, regional, and local economies and reduce the availability of potential investment opportunities, and increases the difficulty of performing due diligence and modeling market conditions, potentially reducing the accuracy of financial projections. Under these circumstances, the Fund may have difficulty achieving its investment objectives which may adversely impact Fund performance. Further, such events can be highly disruptive to economies and markets, significantly disrupt the operations of individual companies (including, but not limited to, the Fund’s investment advisor, third party service providers, and counterparties), sectors, industries, markets, securities and commodity exchanges, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. These factors can cause substantial market volatility, exchange trading suspensions and closures, changes in the availability of and the margin requirements for certain instruments, and can impact the ability of the Fund to complete redemptions and otherwise affect Fund performance and Fund trading in the secondary market. A widespread crisis would also affect the global economy in ways that cannot necessarily be foreseen. How long such events will last and whether they will continue or recur cannot be predicted. Impacts from these could have a significant impact on the Fund’s performance, resulting in losses to your investment.

Performance

As of the date of this prospectus, the Fund has not yet commenced operations and therefore does not have a performance history. Once available, the Fund’s performance information will be accessible on the Fund’s website at www.volatilityshares.com and will provide some indication of the risks of investing in the Fund.

Management

Investment Adviser

Volatility Shares LLC

Portfolio Managers

The following persons serve as portfolio managers of the Fund.

•	Charles Lowery — Chief Investment Officer, Volatility Shares
•	Anand Desai — Head of Portfolio Management, Volatility Shares
•	Dustin Shidaker — Portfolio Manager, Volatility Shares

Each of the portfolio managers is primarily and jointly responsible for the day-to-day management of the Fund. Each of the Fund’s portfolio managers have served in such capacity since the Fund’s inception.

Purchase and Sale of Shares

The Fund issues and redeems Shares on a continuous basis, at NAV, only in large blocks of shares called “Creation Units.” Individual Shares may only be purchased and sold on the secondary market through a broker-dealer at a market price. Since Shares trade on securities exchanges in the secondary market at their market price rather than their NAV, the Shares may trade at a price greater than (premium) or less than (discount) the Fund’s NAV. An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). Recent information, including the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is available online at www.volatilityshares.com.

Tax Information

The Fund’s distributions will generally be taxable as ordinary income, returns of capital or capital gains. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser and Foreside Fund Services, LLC, the Fund’s distributor (the “Distributor”), may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Additional Information About Each Fund’s Principal Investment Strategies

This section contains additional details regarding the Funds, including information regarding each Fund’s investment objective and principal investment strategies.

Each Fund is a separate series of the Trust and is regulated as an “investment company” under the 1940 Act. Each Fund’s investment objective is non-fundamental and may be changed without approval by the holders of a majority of the outstanding voting securities of the Fund, as such term is defined in the 1940 Act. Unless an investment policy is identified as being fundamental, all investment policies included in this prospectus and the Funds’ Statement of Additional Information (“SAI”) are non-fundamental and may be changed by the Board of Trustees of the Trust (the “Board”) without shareholder approval. If there is a material change to a Fund’s investment objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that the Fund will achieve its investment objective.

Each Fund has adopted a non-fundamental investment policy pursuant to Rule 35d-1 under the 1940 Act, as detailed herein (each, a “Names Rule Policy”). For purposes of compliance with this investment policy, derivative instruments (e.g., futures contracts, options contracts and/or swap agreements) will be valued at their notional value. Additionally, each Names Rule Policy may be changed by the Board without shareholder approval upon 60 days’ prior written notice to shareholders of such Fund.

Disclosure of Portfolio Holdings

A description of the Trust’s policies and procedures with respect to the disclosure of each Fund’s portfolio holdings is available in the Funds’ SAI, which is available at www.volatilityshares.com.

Additional Information Regarding Each Fund’s Principal Investment Strategies

Each Fund does not take temporary defensive positions. Each Fund will generally seek to achieve its investment objective, irrespective as to whether the value the respective asset is flat, rising, or declining.

To the extent a Fund enters into derivative instruments it will do so in accordance with Rule 18f-4. Rule 18f-4 requires a fund to implement certain policies and procedures designed to manage its derivatives risks, dependent upon its level of exposure to such derivative instruments. The Funds have adopted and implemented a written derivatives risk management program that contains policies and procedures reasonably designed to manage the Fund’s derivatives risks, has appointed a derivatives risk manager (who is responsible for administrating the derivatives risk management program), complies with outer limitations on risks relating to its derivatives transactions and carries out enhanced reporting to the Board, the SEC and the public regarding its derivatives activities. To the extent a Fund is noncompliant with the requirements of Rule 18f-4, such Fund may be required to adjust its portfolio, which may, in turn, negatively impact its implementation of its investment strategies.

Investment in Each Subsidiary

Each Fund expects to gain exposure to its relevant futures contracts described in each Fund’s principal investment strategies (the “Futures Contracts”) by investing a portion of its assets in a wholly owned subsidiary of such Fund organized under the laws of the Cayman Islands. The name of such wholly-owned subsidiary (each a “Subsidiary” and collectively the “Subsidiaries”) for each Fund is listed below:

Fund	Subsidiary
Anaheim Ducks ETF	Anaheim Ducks ETF Cayman Ltd.
Boston Bruins ETF	Boston Bruins ETF Cayman Ltd.
Buffalo Sabres ETF	Buffalo Sabres ETF Cayman Ltd.
Calgary Flames ETF	Calgary Flames ETF Cayman Ltd.
Carolina Hurricanes ETF	Carolina Hurricanes ETF Cayman Ltd.
Chicago Blackhawks ETF	Chicago Blackhawks ETF Cayman Ltd.

Colorado Avalanche ETF	Colorado Avalanche ETF Cayman Ltd.
Columbus Blue Jackets ETF	Columbus Blue Jackets ETF Cayman Ltd.
Dallas Stars ETF	Dallas Stars ETF Cayman Ltd.
Detroit Red Wings ETF	Detroit Red Wings ETF Cayman Ltd.
Edmonton Oilers ETF	Edmonton Oilers ETF Cayman Ltd.
Florida Panthers ETF	Florida Panthers ETF Cayman Ltd.
Los Angeles Kings ETF	Los Angeles Kings ETF Cayman Ltd.
Minnesota Wild ETF	Minnesota Wild ETF Cayman Ltd.
Montreal Canadiens ETF	Montreal Canadiens ETF Cayman Ltd.
Nashville Predators ETF	Nashville Predators ETF Cayman Ltd.
New Jersey Devils ETF	New Jersey Devils ETF Cayman Ltd.
New York Islanders ETF	New York Islanders ETF Cayman Ltd.
New York Rangers ETF	New York Rangers ETF Cayman Ltd.
Ottawa Senators ETF	Ottawa Senators ETF Cayman Ltd.
Philadelphia Flyers ETF	Philadelphia Flyers ETF Cayman Ltd.
Pittsburgh Penguins ETF	Pittsburgh Penguins ETF Cayman Ltd.
San Jose Sharks ETF	San Jose Sharks ETF Cayman Ltd.
Seattle Kraken ETF	Seattle Kraken ETF Cayman Ltd.
St. Louis Blues ETF	St. Louis Blues ETF Cayman Ltd.
Tampa Bay Lightning ETF	Tampa Bay Lightning ETF Cayman Ltd.
Toronto Maple Leafs ETF	Toronto Maple Leafs ETF Cayman Ltd.
Utah Mammoth ETF	Utah Mammoth ETF Cayman Ltd.
Vancouver Canucks ETF	Vancouver Canucks ETF Cayman Ltd.
Vegas Golden Knights ETF	Vegas Golden Knights ETF Cayman Ltd.
Washington Capitals ETF	Washington Capitals ETF Cayman Ltd.
Winnipeg Jets ETF	Winnipeg Jets ETF Cayman Ltd.

Volatility Shares serves as investment adviser to each Subsidiary, subject to the oversight of such Subsidiary’s board of directors. Each Fund complies with the provisions of the 1940 Act governing investment policies, capital structure, custody, and leverage on an aggregate basis with the Subsidiary. The Funds do not intend to create or acquire primary control of any entity which engages in investment activities, securities or other assets, other than entities wholly-owned by the Fund, such as the Subsidiary.

In order to qualify as a RIC for purposes of federal income tax treatment under the Code, each Fund will have to reduce its exposure to its Subsidiary on or around the end of each of such Fund’s fiscal quarter ends. Consequently, during this period, each Fund may not achieve its investment objective, and may return substantially less than the performance such Fund seeks to provide.

Additional Information Regarding the Sports Performance Indexes

Each Fund seeks to provide investment results that, before fees and expenses correspond to the performance of futures contracts that reference the following indexes (each a “Sports Performance Index” and collectively, the “Sports Performance Indexes”).

Fund	Index
Anaheim Ducks ETF	CME FSPI NHL Anaheim Ducks Index
Boston Bruins ETF	CME FSPI NHL Boston Bruins Index
Buffalo Sabres ETF	CME FSPI NHL Buffalo Sabres Index
Calgary Flames ETF	CME FSPI NHL Calgary Flames Index
Carolina Hurricanes ETF	CME FSPI NHL Carolina Hurricanes Index
Chicago Blackhawks ETF	CME FSPI NHL Chicago Blackhawks Index
Colorado Avalanche ETF	CME FSPI NHL Colorado Avalanche Index
Columbus Blue Jackets ETF	CME FSPI NHL Columbus Blue Jackets Index
Dallas Stars ETF	CME FSPI NHL Dallas Stars Index
Detroit Red Wings ETF	CME FSPI NHL Detroit Red Wings Index
Edmonton Oilers ETF	CME FSPI NHL Edmonton Oilers Index
Florida Panthers ETF	CME FSPI NHL Florida Panthers Index
Los Angeles Kings ETF	CME FSPI NHL Los Angeles Kings Index
Minnesota Wild ETF	CME FSPI NHL Minnesota Wild Index
Montreal Canadiens ETF	CME FSPI NHL Montreal Canadiens Index
Nashville Predators ETF	CME FSPI NHL Nashville Predators Index
New Jersey Devils ETF	CME FSPI NHL New Jersey Devils Index
New York Islanders ETF	CME FSPI NHL New York Islanders Index
New York Rangers ETF	CME FSPI NHL New York Rangers Index
Ottawa Senators ETF	CME FSPI NHL Ottawa Senators Index
Philadelphia Flyers ETF	CME FSPI NHL Philadelphia Flyers Index
Pittsburgh Penguins ETF	CME FSPI NHL Pittsburgh Penguins Index
San Jose Sharks ETF	CME FSPI NHL San Jose Sharks Index
Seattle Kraken ETF	CME FSPI NHL Seattle Kraken Index
St. Louis Blues ETF	CME FSPI NHL St. Louis Blues Index
Tampa Bay Lightning ETF	CME FSPI NHL Tampa Bay Lightning Index
Toronto Maple Leafs ETF	CME FSPI NHL Toronto Maple Leafs Index
Utah Mammoth ETF	CME FSPI NHL Utah Mammoth Index
Vancouver Canucks ETF	CME FSPI NHL Vancouver Canucks Index
Vegas Golden Knights ETF	CME FSPI NHL Vegas Golden Knights Index
Washington Capitals ETF	CME FSPI NHL Washington Capitals Index
Winnipeg Jets ETF	CME FSPI NHL Winnipeg Jets Index

The Sports Performance Indexes are designed to systemically measure the cumulative team performance of a particular professional hockey team in the NHL over the regular and post-season. The Sports Performance Indexes are transparent, rules-based systems using official league statistics, where positive actions (e.g., scoring, earning a favorable advantage for an individual event) add points and negative actions (e.g., opponent scoring, in-event penalties or setbacks) subtract points. The Sports Performance Indexes are statistically validated and have been developed using years of officially reported back-tested data.

Each Sports Performance Index is based on fifty-five statistical measures of performance and results of team games (wins, losses and ties) to provide continuous, play-by-play statistical values that underpin the value of each Sports Performance Index which is calculated into a trackable and tradable number. Each Sports Performance Index is based solely on these statistical factors, and the performance of other professional hockey teams in the NHL, beyond the results of head-to-head games, will not impact the value of a particular Sports Performance Index.

Each Sports Performance Index has an initial standardized base value of 7,500 before the season and moves up or down based on officially reported statistics from each game, including real-time movement during regular season and postseason play. At the conclusion of the postseason, the value of each Sports Performance Index resets to 7,500.

The Sports Performance Indexes are maintained and calculated by the Index Provider. The Index Provider is an independent index administrator headquartered in Chicago, Illinois. Under development since 2022 and launched in 2026, the Index Provider has developed a proprietary index methodology for measuring on-field, on-ice and on-court performance for a range of professional sporting teams and athletes. The Index Provider transforms live, play-by-play statistical data into rules-based, benchmark financial indexes that may be referenced by exchange-listed financial products. The indexes administered by the Index Provider are designed to serve the same benchmarking function as leading equity, commodity and fixed income indexes utilized across major global exchanges to track performance and hedge risk in the financial markets.

The Index Provider administers the Sports Performance Indexes independently in a manner designed to align with the IOSCO Principles for Financial Benchmarks and supported by published governance, oversight and methodology change procedures. The Index Provider is the sole entity responsible for the determination, calculation and governance of the Sports Performance Indexes, although the NHL has also established layered monitoring and other protections and collaborates closely with its partners and appropriate regulatory stakeholders to support the integrity of both the game and related financial products. The NHL serves as the official data source for the Sports Performance Indexes but does not participate in index determination or governance.

Disclaimers

[TO BE PROVIDED]

Additional Information Regarding the NHL

The NHL is a professional men's ice hockey league consisting of 32 teams, divided equally between the Eastern Conference and the Western Conference, with each conference further split into two divisions. Founded in 1917, the NHL is widely regarded as the premier professional ice hockey league in the world, drawing players from more than 20 countries. Teams compete annually for the Stanley Cup, the oldest and most iconic championship trophy in North American professional sports.

Each NHL team plays 82 regular-season games, with the season typically running from October through mid-April. Teams accumulate standings points under a two-point system: a win of any kind (regulation, overtime, or shootout) earns two points, an overtime or shootout loss earns one point, and a regulation loss earns zero points. For regular season games, if games are tied at the end of regulation, teams play a five-minute, three-on-three overtime period, followed by a shootout if the game remains tied. When teams are tied in points in the standings, certain tiebreakers are applied in a predetermined sequence.

Sixteen teams (eight from each conference) qualify for the Stanley Cup Playoffs. The top three teams in each of the four divisions automatically qualify, and the remaining four spots are filled by the two highest-finishing non-division-winner teams in each conference, known as wild cards. The playoff format uses a fixed, division-based bracket across four rounds, with each round played as a best-of-seven series. First-round winners within the same divisional bracket face each other in the second round, with the winners of the second round playing in the respective conference championship. The two conference champions then meet in the Stanley Cup Final. The Stanley Cup is the championship trophy awarded annually to the NHL playoff champion and is the oldest existing trophy to be awarded to a professional sports franchise in North America.

Additional Information Regarding Fund Holdings

Futures Contracts

Each Fund, indirectly via its Subsidiary, invests in futures contracts that reference the respective Sports Performance Index (the “Futures Contracts”). Futures contracts are financial contracts the value of which depends on, or is derived from, the underlying reference asset. A futures contract is a standardized contract traded on, or subject to the rules of, an exchange. The contract will stipulate an exchange to buy or sell a specified type and quantity of a particular underlying asset at a designated price. Futures contracts may be physically-settled or cash-settled. The only futures contracts in which the Funds invest are cash-settled traded on commodity exchanges registered with the CFTC. “Cash-settled” means that when the when the relevant futures contract expires, if the value of the underlying asset exceeds the futures contract price, the seller pays to the purchaser cash in the amount of that excess, and if the futures contract price exceeds the value of the underlying asset, the purchaser pays to the seller cash in the amount of that excess. Futures contracts exhibit “futures basis”, meaning the difference between the current market value of the underlying reference asset (the “spot” price) and the price of the cash-settled futures contract. A negative futures basis exists when cash-settled futures contracts generally trade at a premium to the current market value of the reference asset. Under this scenario, a Fund’s investments in futures contracts will generally underperform a direct investment in such reference asset.

Collateral Investments

The Funds (and the Subsidiary, as applicable) also invest directly in cash, cash-like instruments or high-quality securities. The Collateral Investments may consist of high quality securities, which include: (1) U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury; (2) investment companies registered under the 1940 Act that invest in high quality securities; and/or (3) corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by businesses that are rated investment grade or determined by the Adviser to be of comparable quality. For these purposes, “investment grade” is defined as investments with a rating at the time of purchase in one of the four highest categories of at least one nationally recognized statistical rating organizations (e.g., BBB- or higher from S&P Global Ratings or Baa3 or higher from Moody’s Investors Service, Inc.) The Collateral Investments are designed to provide liquidity (i.e., provide an asset that can easily be exchanged for cash), and satisfy the “margin” requirements applicable to a Fund’s futures portfolio, which require that the Fund post collateral to secure its obligations under those contracts.

Other Investments

In order to help a Fund meet its investment objective by maintaining the desired level of exposure to its respective reference asset, maintain its tax status as a RIC on days in and around quarter-end, meet its investment objective when the relevant futures contracts are unavailable for investment (for example, due to position limits, accountability levels, or exchange or FCM margin rates), or because of liquidity or other constraints, each Fund may invest in the following:

Reverse Repurchase Agreements. The Funds may invest in reverse repurchase agreements which are a form of borrowing in which a Fund sells portfolio securities to financial institutions and agrees to repurchase them at a mutually agreed upon date and price that is higher than the original sale price, and use the proceeds for investment purchases. As a result of a Fund repurchasing the securities at a higher price, such Fund will lose money by engaging in reverse repurchase agreement transactions.

Other Investment Companies. The Funds may invest in shares of Other Investment Companies, that is, shares of investment companies registered under the 1940 Act that invest in similar assets to those in which such Fund may invest.

Exchange-traded option contracts on a Sports Performance Index or Other Investment Companies. The Funds may invest in exchange-listed option contracts on a Sports Performance Index or Other Investment Companies that invest in similar assets to those in which such Fund or its Subsidiary may invest. An option is a contract that gives the purchaser of the option, in return for the premium paid, the right to buy shares of an investment company, from the writer of the option (in the case of a call option), or to sell shares of the investment company to the writer of the option (in the case of a put option) at a designated price during the term of the option. The premium paid by the buyer of an option will reflect, among other things, the relationship of the exercise price to the market price and the volatility of the shares of the investment company, the remaining term of the option, supply, demand, interest rates and/or currency exchange rates. The Funds may utilize “American” style options or “European” style options. American style options are exercisable on any date prior to the expiration date of the option contract. In contrast, European style options are exercisable only on the expiration date of the option contract.

Swap Agreements. Swap contracts are transactions entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a swap transaction, a Fund and a counterparty will agree to exchange or “swap” payments based on the change in value of an underlying asset or benchmark. For example, the two parties may agree to exchange the return (or differentials in rates of returns) earned or realized on a particular investment or instrument. In the case of the Funds, the reference asset can be the underlying Sports Performance Index, futures contracts on such Sports Performance Index, or Other Investment Companies.

Additional Risks of Investing in the Funds

Risk is inherent in all investing. Investing in a Fund involves risk, including the risk that you may lose all or part of your investment. There can be no assurance that a Fund will meet its stated objective. Before you invest, you should consider the following discussion of the risks of investing in the Funds. As with all investments, there are certain risks of investing in a Fund. Shares will change in value, and you could lose money by investing in the Fund. An investment in a Fund does not represent a complete investment program. An investment in the Funds is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, the Adviser or any of their affiliates. You should consider carefully the following risks before investing in the Fund.

The principal risks of investing in the Funds are set forth below. References to the Fund are equally applicable to all Funds.

Risks Specific to the Fund’s Investments

Investment Strategy Risk. The Fund, through the Subsidiary, invests primarily in Futures Contracts. The Fund does not invest directly in prediction markets, event contracts or other instruments that provide exposure to individual sporting event or season-long outcomes or to investments that provide exposure to the financial performance of individual sports teams or leagues. Instead, the Fund seeks to benefit from increases in the price of Futures Contracts. The price of Futures Contracts may not be an accurate measure of the respective Sports Performance Index. Consequently, the Fund may perform differently from the performance of the Sports Performance Index. There can be no guarantee that the performance of Futures Contracts will be highly correlated to the performance of the respective Sports Performance Index. Transaction costs (including the costs associated with futures investing), position limits, the availability of counterparties and other factors may impact the cost and pricing of Futures Contracts and decrease the correlation between the performance of Futures Contracts and the respective Sports Performance Index, over short- or long-term periods. In addition, the performance of back-month Futures Contracts is likely to differ more significantly from the performance of the respective Sports Performance Index. To the extent the Fund is invested in back-month Futures Contracts, the performance of the Fund should be expected to deviate more significantly from the performance of the respective Sports Performance Index. Moreover, because the Sports Performance Indexes are each uninvestable, the Funds can only gain exposure through futures contracts and other derivatives, and differences between the prices of those instruments and the levels of the respective Sports Performance Index may result in a Fund experiencing larger losses or smaller gains than would be implied by changes in the respective Sports Performance Index alone.

Sports Performance Risk. The Fund’s investment strategy is inherently speculative. The value of Futures Contracts is derived from the statistical performance of a single professional sports team as measured by the respective Sports Performance Index. Successfully investing in Futures Contracts requires that the team tracked by the index performs well statistically over the course of a season, an outcome that is inherently uncertain and subject to numerous unpredictable variables, including player health, competitive dynamics, coaching decisions, and random variation in athletic performance. The respective Sports Performance Index may decline in value, and there can be no assurance that the team tracked by the index will perform at or above the levels implied by the prices of Futures Contracts at the time the Fund obtains exposure.

On-Ice Performance and Competitive Results Risk. The Fund’s investment performance is linked to the on-ice statistical performance of a single NHL team during the regular season and, if applicable, the playoffs. The prices of Futures Contracts are expected to rise when the team performs well statistically and to fall when the team performs poorly. Competitive results in professional hockey are inherently unpredictable and can be influenced by factors entirely outside the team’s control, including the performance of opposing teams, referee calls, random puck bounces, weather affecting travel, and in-game injuries. A team may enter a season with high expectations based on roster strength, coaching hires, or offseason acquisitions, only to underperform due to chemistry issues, unexpected injuries to key players, player slumps, or tactical mismatches against divisional opponents. The NHL season extends over several months and includes 82 regular season games per team, during which even a strong team may experience prolonged losing streaks that cause material declines in the respective Sports Performance Index. If the team fails to make the playoffs, the Fund will not benefit from any potential uplift in index value that could accompany postseason success. Conversely, early playoff elimination could cause sharp declines in futures prices if the market had priced in deeper postseason performance. Because the Fund is concentrated in a single NHL team, there is no opportunity to offset poor on-ice performance by gaining exposure to a stronger team or a different sport.

Sports Performance Index Investing Risk. Each Fund is indirectly exposed to the risks of its respective Sports Performance Index through its investments in Futures Contracts and other instruments linked to its respective Sports Performance Index. The Fund does not invest in the respective Sports Performance Index, each of which is an uninvestable index. The performance of a Sports Performance Index will be very different from a portfolio of Futures Contracts.

Each Sports Performance Index moves up or down based on officially reported statistics from every game, match, or event throughout the regular season and postseason. Positive statistical actions (e.g., goals scored, points earned) add value to the index, while negative actions (e.g., opponent scoring, penalties or setbacks) subtract value. Poor statistical performance by the respective NHL team could have a significant negative impact on the level of the respective Sports Performance Index and therefore the value of the Fund. In addition, unlike instruments that are based on tradable reference assets, the Futures Contracts and other instruments linked to a Sports Performance Index are tied to an index that is not directly investable and, thus, have settlement prices based on the calculation of that Sports Performance Index, not the price of a tradable asset.

Concentrated Single-Team Exposure Risk. Each Fund’s respective investment strategy results in concentrated exposure to a single professional sports team’s statistical performance as measured by the respective Sports Performance Index. Unlike diversified funds that spread risk across multiple asset classes, sectors, or issuers, the Fund’s performance is primarily driven by the statistical output of one team over the course of a season. As a result, the Fund is more susceptible to risks affecting that team, including player injuries, suspensions, trades, retirements, coaching changes, front-office turnover, league sanctions, labor disputes, lockouts, or other events that directly or indirectly influence the team’s on-ice statistical performance. This degree of concentration will likely increase volatility in the Fund’s NAV, heighten the likelihood of significant losses over short periods, and cause the Fund’s returns to diverge substantially from those of more diversified investments. Additionally, because the Fund is concentrated in a single team, it is inherently concentrated in a single professional sports league. This subjects the Fund to league-specific risks, including league-wide labor disputes, broad scandal, changes to the structure or rules of the league, or events that cause the cancellation or suspension of games. The Fund has no ability to rotate exposure into a different team, sport, or league in response to adverse developments affecting the team to which it has exposure.

Insider Trading and Information Asymmetry Risk. Unlike securities markets, which are governed by well-established insider trading prohibitions under the Securities Exchange Act of 1934, the legal framework governing trading on the basis of material, non-public information in the context of commodity futures is less developed. While the CFTC has broad anti-manipulation and anti-fraud authority under the Commodity Exchange Act (“CEA”), specific rules and judicial precedent addressing what constitutes improper trading on non-public information in the context of sports-linked futures remain nascent. Certain individuals may possess material, non-public information that could affect the statistical performance of a Sports Performance Index and, consequently, the prices of Futures Contracts. Such individuals may include, without limitation, team coaches, players, trainers, team medical staff, front office personnel, referees, officials, league personnel, or sports data providers. For example, undisclosed injuries to key players or undisclosed lineup changes could materially affect the level of a Sports Performance Index. Such persons could trade Futures Contracts or Fund Shares to profit from their informational advantage prior to public disclosure. There is no guarantee that exchanges, the CME, or the CFTC will successfully detect and prevent such trading, and the Fund has no means of preventing such individuals from purchasing or selling Fund Shares. The participation of informed insiders in the market for Futures Contracts can create adverse selection for other market participants and distort market prices. Because the Fund is concentrated in a single team, the impact of insider trading on the Fund may be more pronounced than in markets with broader diversification.

League Credibility and Sports Integrity Risk. The Sports Performance Indexes are calculated based on official league statistics derived from the games of a single professional sports team, and the integrity of those games is fundamental to the reliability of the index. Efforts to interfere with the team’s games, including match-fixing, point-shaving, or referee manipulation, could materially affect the statistical data upon which the Sports Performance Indexes are based, create significant uncertainty regarding index levels, and cause pronounced price volatility in Futures Contracts. Confirmed or suspected game interference may also prompt legislative or regulatory responses, including restrictions on sports-linked financial products or emergency rulemaking by the CFTC, that could restrict the listing or trading of Futures Contracts. Even widely publicized allegations of interference, absent actual misconduct, could undermine market confidence in the Sports Performance Indexes and Futures Contracts.

Gaming and State Regulatory Litigation Risk. Exchanges that list sports-linked financial instruments, including Futures Contracts, may be subject to legal challenges brought by state attorneys general, state gaming commissions, and other state-level actors asserting that such instruments constitute regulated gambling or gaming activity under state law, notwithstanding that such contracts are listed on a CFTC-regulated exchange. Such proceedings may assert that the listing of sports-linked contracts violates state gaming statutes, requires state gaming or sports wagering licenses, or constitutes an illegal gambling enterprise. These exchanges, and the CFTC in certain court filings, have asserted that the CEA and the CFTC’s exclusive jurisdiction over CFTC-regulated exchanges preempts state gaming regulations. There is no assurance that federal courts will rule in favor of federal preemption, and resolution may require years of litigation and potentially appellate review. An adverse ruling could result in the suspension or cessation of trading in Futures Contracts, material operational restrictions, significant financial penalties, or the effective loss of the ability to list sports-linked futures. Any of these outcomes could materially and adversely affect the Fund’s ability to achieve its investment objective and could result in significant losses.

Platform and Distribution Restriction Risk. Broker-dealers, registered investment adviser platforms, wirehouses, and other financial intermediaries may refuse to list, recommend, or permit purchases of Fund Shares through their platforms due to the Fund’s association with sports performance outcomes and the perception that such products are akin to sports wagering, regardless of the Fund’s legal status as a registered investment company under the 1940 Act. Certain intermediaries may permit only unsolicited purchases, prohibit financial advisers from recommending the Fund, or exclude the Fund from model portfolios entirely. These restrictions could limit the Fund’s accessible investor base, constrain assets under management, reduce secondary market liquidity, widen bid-ask spreads, and increase the likelihood that Fund Shares will trade at significant premiums or discounts to net asset value. Even if an intermediary initially permits distribution, it may subsequently restrict access in response to adverse regulatory developments, reputational concerns, or changes in compliance policies. If a significant number of intermediaries refuse to distribute Fund Shares, the Fund may be unable to achieve sufficient scale, which could increase the Fund’s expense ratio, reduce trading volume, and impair the Fund’s ability to operate effectively.

Novel Market Risk. Futures Contracts are a novel asset class with limited trading history. The market may not develop the depth, liquidity, or trading efficiency associated with more established futures markets, and its pricing may be influenced by factors unrelated to fundamental assessments of team performance, including speculative activity, behavioral biases, regulatory headlines, or concentrated participation by a limited number of traders. There is limited historical data on which to base expectations regarding future price behavior, volatility patterns, or the costs associated with maintaining exposure, and traditional risk metrics may not accurately capture the risks of investing in this market. There can be no assurance that the market for Futures Contracts will achieve or sustain the level of participation, liquidity, and price discovery necessary for the Fund to effectively pursue its investment objective.

Limited Price Discovery and Market Depth Risk. Because Futures Contracts are a newly created instrument class, the market may lack the depth, breadth, and participation necessary for reliable price discovery. Traditional commodity futures markets benefit from decades of participation by commercial hedgers, speculators, and arbitrageurs whose activities contribute to efficient pricing. The market for Futures Contracts is expected to have few, if any, natural commercial hedgers, and may be dominated by retail speculators, algorithmic traders, or a small number of institutional participants. This concentrated participation could result in prices that do not accurately reflect fair value, wider bid-ask spreads, and elevated intraday price volatility. In thin markets, even modest order flow from the Fund could move prices against the Fund, increasing transaction costs and reducing returns. There can be no assurance that the market for Futures Contracts will develop sufficient liquidity over time, and the Fund may be unable to establish or exit positions at prices the Fund considers favorable.

Seasonality and Offseason Risk. Each Sports Performance Index resets to a standardized base value prior to the start of each sports season and has a defined life cycle that ends following the postseason. Because the Funds track a single team in a single sport, each Fund is tied to that sport’s competitive calendar and has no ability to diversify across sports or rotate into a sport that is in-season when the team’s sport is not. During the playing season, the Sports Performance Indexes move in real-time based on officially reported game statistics, and the prices of Futures Contracts are expected to reflect both the current index level and market expectations regarding future team performance. During the offseason, however, each Sports Performance Index will not move because no games are being played, and the Fund’s exposure to Futures Contracts will behave differently than during the playing season. The Fund anticipates maintaining exposure to Futures Contracts during the offseason. Although the underlying index will be static during this period, the prices of Futures Contracts may still fluctuate based on market expectations regarding the team’s prospects for the upcoming season, including coaching changes, player trades, draft picks, free agent signings, injury recovery timelines, training camp developments, and other factors that affect the market’s assessment of the team’s likely statistical performance. However, because the index itself is not moving during the offseason, the magnitude of futures price movements may be reduced relative to the playing season, and the relationship between futures prices and the underlying index level may be less predictable. There can be no assurance that the Fund’s offseason futures holdings will appreciate in value, and the Fund may experience losses during the offseason if market sentiment regarding the team’s upcoming season deteriorates. In addition, there can be no assurance that Futures Contracts will be available in sufficient volume or at favorable pricing during the offseason or at the start of a new season.

League Discontinuation, Lockout, or Strike Risk. The Fund’s ability to invest in Futures Contracts depends on the continued operation of the NHL and the playing of scheduled games. Labor disputes between the NHL and its players’ union could result in a lockout or strike that suspends or cancels all or a significant portion of a season. The NHL has previously experienced work stoppages, including a full-season cancellation in 2004-2005. During any such period, no games would be played, the respective Sports Performance Index would not generate data, and trading in Futures Contracts could be suspended or severely impaired. The Fund would be unable to pursue its investment strategy during such a period, may be forced to liquidate positions at disadvantageous prices, and could experience substantial losses. Even after a labor dispute is resolved, the shortened or restructured season could materially change the statistical patterns underlying the index methodology. In addition, force majeure events such as a pandemic, natural disaster, or other circumstances beyond the control of the league could cause widespread game cancellations or delays. There can be no assurance that the league will not experience a work stoppage or other extended interruption during the Fund’s investment period, or that the Fund will be able to recover any losses incurred as a result of such events.

Index Provider and Data Dependency Risk. The Sports Performance Indexes are maintained and calculated by a single Index Provider, FutureSports. If the Index Provider were to experience operational failures, cease operations, lose its data feed from the applicable sports league, experience a cybersecurity breach, or otherwise become unable to calculate the Sports Performance Indexes, Futures Contracts may have no reliable reference value, which could materially and adversely affect the value of the Fund. In addition, the Sports Performance Indexes calculated solely on the basis of officially reported statistics from a single sports league. The league serves as the data source but does not participate in index determination or governance. If the league were to report incorrect statistics, issue post-game corrections, change how it reports or categorizes statistics, delay reporting, or discontinue the provision of data to the Index Provider, the settlement prices of Futures Contracts could be based on erroneous or incomplete data. Furthermore, the Index Provider controls the methodology by which official statistics are translated into index points. If the Index Provider amends or discontinues its methodology, the behavior of the Sports Performance Indexes could change materially and the futures market may not immediately price in such changes. The Sports Performance Indexes are calculated in real-time while games are being played, which introduces latency, data-feed, and computational risks that differ from those associated with traditional financial indexes.

Trading Hours and Sporting Event Timing Risk. NHL games may occur during evening hours, on weekends, and on holidays when the Exchange is closed and when the market for Futures Contracts may have limited or no trading activity. Because each Sports Performance Index moves in real-time while games are being played, material index movements may occur during periods when investors are unable to buy or sell Shares or when Futures Contracts are not actively trading. As a result, the opening price of Shares and the prices of Futures Contracts on the next trading session may differ significantly from the prior session’s closing prices, potentially resulting in large gaps at the open. Shareholders may not be able to sell their Shares until after such a gap has been fully realized, resulting in an inability to mitigate losses in a declining market.

Futures Contracts Risk. Risks of futures contracts include: (i) an imperfect correlation between the value of the futures contract and the underlying asset; (ii) possible lack of a liquid secondary market; (iii) the inability to close a futures contract when desired; (iv) losses caused by unanticipated market movements, which may be unlimited; (v) an obligation for the Fund to make daily cash payments to maintain its required margin, particularly at times when the Fund may have insufficient cash; and (vi) unfavorable execution prices from rapid selling. Unlike equities, which typically entitle the holder to a continuing stake in a corporation, futures contracts normally specify a certain date for settlement in cash based on the reference asset. As the futures contracts approach expiration, they may be replaced by similar contracts that have a later expiration. This process is referred to as “rolling.” If the market for these contracts is in “contango,” meaning that the prices of futures contracts in the nearer months are lower than the price of contracts in the distant months, the sale of the near-term month contract would be at a lower price than the longer-term contract, resulting in a cost to “roll” the futures contract. The actual realization of a potential roll cost will be dependent upon the difference in price of the near and distant contract. Because the margin requirement for futures contracts is less than the value of the assets underlying the futures contract, futures trading involves a degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 40% of the value of the futures contract is deposited as margin, a subsequent 20% decrease in the value of the futures contract would result in a loss of half of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A decrease in excess of 40% would result in a loss exceeding the original margin deposit, if the futures contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount initially invested in the futures contract. However, the Fund would presumably have sustained comparable losses if, instead of investing in the futures contract, it had invested in the underlying financial instrument and sold it after the decline. Further, if the market for Futures Contracts is in a period of contango, if the performance of the respective Sports Performance Index and the price of Futures Contracts were to decline, the Fund would experience the negative impact of contango. The impact of backwardation or contango may lead to the returns of the Fund to vary significantly from the total return of other price references. Additionally, in the event of a prolonged period of contango, and absent the impact of rising or falling pricing in the respective Sports Performance Index, this could have a significant negative impact on the Fund’s NAV and total return.

Position Limits and Price Limits

The CFTC and various exchanges on which Futures Contracts trade have established position limits and price limits for Futures Contracts. Position limit regulation and price limit regulation serve distinct purposes and are regulated differently.

Position limits are designed to prevent excessive speculation that could cause sudden or unreasonable fluctuations in the price of a commodity. They limit the maximum number of contracts a person or entity can hold in a particular commodity.

Price limits are mechanisms to maintain orderly markets by restricting the price range within which futures contracts can trade during a trading session. They prevent extreme price movements that could disrupt market stability. Price limits are typically set as a percentage of the previous day's settlement price. When price limits are hit, trading may be halted or expanded depending on the product and regulatory rules. Unlike position limits, price limits do not restrict the number of contracts a trader can hold but rather the price at which those contracts can be traded. When a price limit is hit, the market for Futures Contracts may temporarily halt until price limits can be expanded or trading may be stopped for the day.

If the Fund is unable to buy or sell Futures Contracts as a result of position limits being hit or price limits that result in a halted or closed market—or for other reasons including limited liquidity in the market for Futures Contracts, a disruption to the market for Futures Contracts, or as a result of margin requirements, accountability levels, or other limitations imposed by the Fund’s futures commission merchants (“FCMs”), the listing exchanges, or the CFTC—the Adviser would take such action as it believes appropriate and in the best interest of the Fund in consideration of the facts and circumstances at such time, including: (i) investing in other instruments linked to the respective Sports Performance Index that are not Futures Contracts; (ii) requiring that authorized participants purchase and redeem in large blocks of shares called “Creation Units” through an exchange for related position (EFRP) method rather than in cash; (iii) applying increased authorized participant variable transaction fees for purchases or redemptions of Creation Units made in cash; or (iv) de-levering the Fund, relative to its investment objective, by an amount reflecting prevailing price limits. In addition, the Fund generally may suspend the issuance of Creation Units only for a limited time and only due to extraordinary circumstances, such as when the markets on which the ETF’s portfolio holdings are traded are closed for a limited period of time; that is to say, when the Fund is unable to increase its exposure to underlying assets.

Cost of Futures Investment Risk. When a Futures Contract is nearing expiration, the Fund will generally sell it and use the proceeds to buy a Futures Contract with a later expiration date. This is commonly referred to as “rolling”.

If the Fund rolls Futures Contracts that are in contango, the Fund would sell a lower priced, expiring contract and purchase a higher priced, longer-dated contract. The price difference between the expiring contract and longer-dated contract associated with rolling Futures Contracts is typically substantially higher than the price difference associated with rolling other futures contracts. Contango in the market for Futures Contracts may have a significant adverse impact on the performance of the Fund and may cause Futures Contracts and the Fund to underperform the respective Sports Performance Index. Both contango and backwardation would reduce the Fund’s correlation to the respective Sports Performance Index and may limit or prevent the Fund from achieving its investment objective. The impact of both contango and backwardation may also be greater to the extent the Fund invests in back-month Futures Contracts.

Investment Capacity Risk. If the Fund’s ability to obtain exposure to Futures Contracts consistent with its investment objective is disrupted for any reason, including but not limited to, limited liquidity in the market for Futures Contracts, a disruption to the market for Futures Contracts, or as a result of margin requirements or position limits imposed by the Fund’s FCMs, the CME, or the CFTC, and the Fund could not otherwise meet its investment objective through the use of other investments discussed above, the Fund would not be able to achieve its investment objective and may experience significant losses.

Liquidity Risk. The market for the Futures Contracts may be subject to periods of illiquidity. During such times it may be difficult or impossible to buy or sell a position at the desired price. Market disruptions or volatility can also make it difficult to find a counterparty willing to transact at a reasonable price and sufficient size. Illiquid markets may cause losses, which could be significant. Large positions also increase the risk of illiquidity, which may make the Fund’s positions more difficult to liquidate, and increase the losses incurred while trying to do so.

Derivatives Risk. In addition to Futures Contracts, the Fund may obtain exposure through the following other derivatives: (1) exchange traded options on Other Investment Companies and/or (2) swap agreement transactions that reference Futures Contracts, Other Investment Companies, or the respective Sports Performance Index.

Investing in derivatives may be considered aggressive and may expose the Fund to risks different from, or possibly greater than, the risks associated with investing directly in the reference asset(s) underlying the derivative (e.g., the securities or commodities contained in the Fund). The use of derivatives may result in larger losses or smaller gains than directly investing in securities or commodities. The risks of using derivatives include: (1) the risk that there may be imperfect correlation between the price of the financial instruments and movements in the prices of the reference asset(s); (2) the risk that an instrument is mispriced; (3) credit or counterparty risk on the amount a Fund expects to receive from a counterparty; (4) the risk that securities prices, interest rates and currency markets will move adversely and a Fund will incur significant losses; (5) the risk that the cost of holding a financial instrument might exceed its total return; and (6) the possible absence of a liquid secondary market for a particular instrument and possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to adjust a Fund’s position in a particular instrument when desired. Each of these factors may prevent a Fund from achieving its investment objective and may increase the volatility (i.e., fluctuations) of the Fund’s returns. Because derivatives often require limited initial investment, the use of derivatives also may expose a Fund to losses in excess of those amounts initially invested.

The performance of any instruments linked to the respective Sports Performance Index may not track the performance of its underlying benchmark due to embedded costs and other factors. Thus, to the extent the Fund invests in swaps that use an instrument linked to the respective Sports Performance Index as the reference asset, the Fund may be subject to greater correlation risk and may not achieve as high a degree of correlation with its investment objective than if the Fund only used Futures Contracts.

Swap Agreements Risk. The Fund may enter into cash-settled swaps and other derivatives to gain exposure to an underlying asset without actually purchasing such asset. Swaps are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on a particular pre-determined interest rate, commodity, security, indexes, or other assets or measurable indicators. The primary risks associated with the use of swaps are mispricing or improper valuation, imperfect correlation between movements in the notional amount and the price of the underlying investments, and the failure of a counterparty to perform. If a counterparty’s creditworthiness for an over-the-counter swap declines, the value of the swap would likely decline. Moreover, there is no guarantee that the Fund could eliminate its exposure under an outstanding swap by entering into an offsetting swap with the same or another party. In addition, the Fund may use a combination of swaps on an underlying index.

Options Risk. The Fund may purchase exchange-traded options that reference shares of Other Investment Companies. Transactions in options generally require less capital than equivalent stock transactions. They may return smaller dollar figures but a potentially greater percentage of the investment than equivalent stock transactions. The potential profit is limited to the premium received for the contract. The potential loss can be unlimited. While leverage means the percentage returns can be significant, the amount of cash required is smaller than equivalent stock transactions. It is possible to lose the entire principal invested, and sometimes more. As an options holder, a Fund risks the entire amount of the premium it pays. But as an options writer, it takes on a much higher level of risk. For example, if the Fund writes an uncovered call, it faces unlimited potential loss, since there is no cap on how high a stock price can rise. When buying options, a Fund risks losing the premium paid, plus commissions and fees.

Reverse Repurchase Agreements Risk. The Fund may invest in reverse repurchase agreements. Reverse repurchase agreements are transactions in which the Fund sells portfolio securities to financial institutions such as banks and broker-dealers, and agrees to repurchase them at a mutually agreed-upon date and price which is higher than the original sale price. Reverse repurchase agreements are a form of leverage and the use of reverse repurchase agreements by the Fund may increase the Fund’s volatility. The Fund incurs costs, including interest expenses, in connection with the opening and closing of reverse repurchase agreements that will be borne by the shareholders.

Reverse repurchase agreements are also subject to the risk that the other party to the reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Fund. In situations where the Fund is required to post collateral with a counterparty, the counterparty may fail to segregate the collateral or may commingle the collateral with the counterparty’s own assets. As a result, in the event of the counterparty’s bankruptcy or insolvency, the Fund’s collateral may be subject to the conflicting claims of the counterparty’s creditors, and the Fund may be exposed to the risk of a court treating the Fund as a general unsecured creditor of the counterparty, rather than as the owner of the collateral. There can be no assurance that a counterparty will not default and that the Fund will not sustain a loss on a transaction as a result.

Reverse repurchase agreements also involve the risk that the market value of the securities sold by the Fund may decline below the price at which it is obligated to repurchase the securities. In addition, when the Fund invests the proceeds it receives in a reverse repurchase transaction, there is a risk that those investments may decline in value. In this circumstance, the Fund could be required to sell other investments in order to meet its obligations to repurchase the securities.

Risks Related to Investing in Other Investment Companies. The Fund may invest in long or short positions in Other Investment Companies (i.e., investment companies registered under the 1940 Act that invest in similar assets to those in which the Fund may invest). Investing in Other Investment Companies may involve duplication of advisory or management fees and certain other expenses. By investing in Other Investment Companies, the Fund becomes a shareholder of that Other Investment Company. As a result, Fund shareholders indirectly bear the Fund’s proportionate share of the fees and expenses paid by shareholders of the Other Investment Company, in addition to the fees and expenses Fund shareholders bear in connection with the Fund’s own operations. As a shareholder, the Fund must rely on the Other Investment Company to achieve its investment objective. The Fund’s performance may be magnified positively or negatively by virtue of its investment in the Other Investment Company. If the Other Investment Company fails to achieve its investment objective, the value of the Fund’s investment could decline, thus affecting the Fund’s performance. In addition, because certain Other Investment Company shares are listed on national stock exchanges and are traded like stocks on an exchange, their shares potentially may trade at a discount or a premium. Investments in such shares may be subject to brokerage and other trading costs, which could result in greater expenses to the Fund. Finally, because the value of certain Other Investment Company shares may depend on the demand in the market, the Adviser may not be able to liquidate the Fund’s holdings in those shares at the most optimal time, adversely affecting the Fund’s performance.

Collateral Investments Risk. The Fund’s use of Collateral Investments may include obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities, including bills, notes and bonds issued by the U.S. Treasury, investment companies registered under the 1940 Act that invest in high-quality securities and corporate debt securities, such as commercial paper.

Some securities issued or guaranteed by federal agencies and U.S. Government-sponsored instrumentalities may not be backed by the full faith and credit of the United States, in which case the investor must look principally to the agency or instrumentality issuing or guaranteeing the security for ultimate repayment, and may not be able to assert a claim against the United States itself in the event that the agency or instrumentality does not meet its commitment. The U.S. Government, its agencies and instrumentalities do not guarantee the market value of their securities, and consequently, the value of such securities may fluctuate. Although the Fund may hold securities that carry U.S. Government guarantees, these guarantees do not extend to the Shares.

Investment companies that invest in high-quality securities are subject to management fees and other expenses. Therefore, investments in these funds will cause the Fund to bear indirectly a proportional share of the fees and costs of the funds in which it invests. At the same time, the Fund will continue to pay its own management fees and expenses with respect to all of its assets, including any portion invested in the shares of such fund. It is possible to lose money by investing in investment companies that invest in high-quality securities.

Corporate debt securities such as commercial paper generally are short-term unsecured promissory notes issued by businesses. Corporate debt may carry variable or floating rates of interest. Corporate debt securities carry both credit risk and interest rate risk. Credit risk is the risk that the Fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it is due.

Asset Concentration Risk. Since the Fund may take concentrated positions in Futures Contracts, the Fund’s performance may be hurt disproportionately and significantly by the poor performance of those positions to which it has significant exposure. Asset concentration makes the Fund more susceptible to any single occurrence affecting the underlying positions and may subject the Fund to greater market risk than more diversified funds.

Counterparty Risk. The Fund will be subject to credit risk (i.e., the risk that a counterparty is unwilling or unable to make timely payments or otherwise meet its contractual obligations) with respect to the amount the Fund expects to receive from counterparties to: Futures Contracts; reverse repurchase agreements; swaps on Futures Contracts, Other Investment Companies, or the respective Sports Performance Index.

The Fund may be negatively impacted if a counterparty becomes bankrupt or otherwise fails to perform its obligations under such an agreement. The Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding and the Fund may obtain only limited recovery or may obtain no recovery in such circumstances. In order to attempt to mitigate potential counterparty credit risk, the Fund typically enters into transactions with major financial institutions.

The counterparty to an exchange-traded futures contract is subject to the credit risk of the clearing house and the FCM through which it holds its position. Specifically, the FCM or the clearing house could fail to perform its obligations, causing significant losses to the Fund. For example, the Fund could lose margin payments it has deposited with an FCM as well as any gains owed but not paid to the Fund, if the FCM or clearing house becomes insolvent or otherwise fails to perform its obligations. Credit risk of market participants with respect to derivatives that are centrally cleared is concentrated in a few clearing houses and it is not clear how an insolvency proceeding of a clearing house would be conducted and what impact an insolvency of a clearing house would have on the financial system. Under current CFTC regulations, a FCM maintains customers’ assets in a bulk segregated account. If a FCM fails to do so, or is unable to satisfy a substantial deficit in a customer account, its other customers may be subject to risk of loss of their funds in the event of that FCM’s bankruptcy. In that event, in the case of futures, the FCM’s customers are entitled to recover, even in respect of property specifically traceable to them, only a proportional share of all property available for distribution to all of that FCM’s customers. In addition, if the FCM does not comply with the applicable regulations, or in the event of a fraud or misappropriation of customer assets by the FCM, the Fund could have only an unsecured creditor claim in an insolvency of the FCM with respect to the margin held by the FCM. FCMs are also required to transfer to the clearing house the amount of margin required by the clearing house, which amount is generally held in an omnibus account at the clearing house for all customers of the FCM. In addition, the Fund may enter into futures contracts and repurchase agreements with a limited number of counterparties, which may increase the Fund’s exposure to counterparty credit risk. The Fund does not specifically limit its counterparty risk with respect to any single counterparty.

Further, there is a risk that no suitable counterparties are willing to enter into reverse repurchase agreements with the Fund, or continue to enter into, reverse repurchase agreement transactions with the Fund and, as a result, the Fund may not be able to achieve its investment objective. There is also the risk that the Fund may not be able to engage in reverse repurchase agreement transactions because suitable counterparties refuse to enter into transactions with the Fund. Contractual provisions and applicable law may prevent or delay the Fund from exercising its rights to terminate an investment or transaction with a financial institution experiencing financial difficulties, or to realize on collateral, and another institution may be substituted for that financial institution without the consent of the Fund. If the credit rating of a counterparty to a futures contract and/or repurchase agreement declines, the Fund may nonetheless choose or be required to keep existing transactions in place with the counterparty, in which event the Fund would be subject to any increased credit risk associated with those transactions. Also, in the event of a counterparty’s (or its affiliate’s) insolvency, the possibility exists that the Fund’s ability to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral, could be stayed or eliminated under special resolution regimes adopted in the United States, the European Union and various other jurisdictions. Such regimes provide government authorities with broad authority to intervene when a financial institution is experiencing financial difficulty. In particular, the regulatory authorities could reduce, eliminate, or convert to equity the liabilities to the Fund of a counterparty who is subject to such proceedings in the European Union (sometimes referred to as a “bail in”).

Credit Risk. An issuer or other obligated party of a debt security may be unable or unwilling to make dividend, interest and/or principal payments when due. In addition, the value of a debt security may decline because of concerns about the issuer’s ability or unwillingness to make such payments.

Debt Securities Risk. Investments in debt securities subject the holder to the credit risk of the issuer. Credit risk refers to the possibility that the issuer or other obligor of a security will not be able or willing to make payments of interest and principal when due. Generally, the value of debt securities will change inversely with changes in interest rates. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. During periods of falling interest rates, the income received by the Fund may decline. If the principal on a debt security is prepaid before expected, the prepayments of principal may have to be reinvested in obligations paying interest at lower rates. Debt securities generally do not trade on a securities exchange making them generally less liquid and more difficult to value than common stock.

Interest Rate Risk. Interest rate risk is the risk that the value of the debt securities in the Fund’s portfolio will decline because of rising market interest rates. Interest rate risk is generally lower for shorter term debt securities and higher for longer-term debt securities. Duration is a reasonably accurate measure of a debt security’s price sensitivity to changes in interest rates and a common measure of interest rate risk. Duration measures a debt security’s expected life on a present value basis, taking into account the debt security’s yield, interest payments and final maturity. In general, duration represents the expected percentage change in the value of a security for an immediate 1% change in interest rates. For example, the price of a debt security with a three-year duration would be expected to drop by approximately 3% in response to a 1% increase in interest rates. Therefore, prices of debt securities with shorter durations tend to be less sensitive to interest rate changes than debt securities with longer durations. As the value of a debt security changes over time, so will its duration.

Clearing Broker Risk. The Fund’s investments in exchange-traded futures contracts expose it to the risks of a clearing broker (or a FCM). Under current regulations, a clearing broker or FCM maintains customers’ assets in a bulk segregated account. There is a risk that Fund assets deposited with the clearing broker to serve as margin may be used to satisfy the broker’s own obligations or the losses of the broker’s other clients. In the event of default, the Fund could experience lengthy delays in recovering some or all of its assets and may not see any recovery at all. Furthermore, the Fund is subject to the risk that no FCM is willing or able to clear the Fund’s transactions or maintain the Fund’s assets. If the Fund’s FCMs are unable or unwilling to clear the Fund’s transactions, or if the FCM refuses to maintain the Fund’s assets, the Fund will be unable to have its orders for Futures Contracts fulfilled or assets custodied. In such a circumstance, the performance of the Fund will likely deviate from the performance of changes in the respective Sports Performance Index and may result in the proportion of Futures Contracts in the Fund’s portfolio relative to the total assets of the Fund to decrease.

Non-Diversification Risk. The Fund is classified as a “non-diversified company” under the 1940 Act. As a result, the Fund is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by the diversification requirements imposed by the Code. The Fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly invested in certain issuers.

Risks Related to the Management of the Fund

Active Management Risk. The Fund is actively managed, and its performance reflects investment decisions that the Adviser makes for the Fund. Such judgments about the Fund’s investments may prove to be incorrect. If the investments selected and the strategies employed by the Fund fail to produce the intended results, the Fund could underperform as compared to other funds with similar investment objectives and/or strategies, or could have negative returns.

Frequent Trading Risk. The Fund regularly purchases and subsequently sells (i.e., “rolls”) individual futures contracts throughout the year so as to maintain a fully invested position. As the contracts near their expiration dates, the Fund rolls them over into new contracts. This frequent trading of contracts may increase the amount of commissions or mark-ups to broker-dealers that the Fund pays when it buys and sells contracts, which may detract from the Fund’s performance. High portfolio turnover may result in the Fund paying higher levels of transaction costs and may generate greater tax liabilities for shareholders. Frequent trading risk may cause the Fund’s performance to be less than expected.

Rebalancing Risk. If for any reason the Fund is unable to rebalance all or a portion of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund may be over- or under-exposed to the returns of the respective Sports Performance Index. Additionally, because the market for Futures Contracts is nascent and may be thinly traded, the Fund’s own trading activity, including purchases, sales, and rolling of contracts, could materially influence the prices of Futures Contracts. If the Fund represents a significant portion of the open interest or trading volume, its activity could move prices against it, resulting in higher costs and reduced returns. If other market participants anticipate the Fund’s trading patterns, they may engage in front-running or other anticipatory trading strategies that further increase the Fund’s transaction costs. The trading activity associated with such transactions will contribute to the existing trading volume on the underlying futures contracts and may adversely affect the market price of such underlying futures contracts.

Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or systems failures. The Fund and the Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

Valuation Risk. The Fund or the Subsidiary may hold securities or other assets that may be valued on the basis of factors other than market quotations. This may occur because the asset or security does not trade on a centralized exchange, or in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” assets or securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, there is no assurance that the Fund or the Subsidiary could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund or the Subsidiary would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund or the Subsidiary at that time. The Fund’s ability to value investments may be impacted by technological issues or errors by pricing services or other third-party service providers.

New Fund Risk. As of the date of this prospectus, the Fund has no operating history and currently has fewer assets than larger funds. Like other new funds, large inflows and outflows may impact the Fund’s market exposure for limited periods of time. This impact may be positive or negative, depending on the direction of market movement during the period effected.

Risks Related to Trading of Shares

Trading Issues Risk. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange’s “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. The Fund may have difficulty maintaining its listing on the Exchange in the event the Fund’s assets are small, the Fund does not have enough shareholders, or if the Fund is unable to proceed with creation and/or redemption orders.

Authorized Participant Concentration Risk. Only an “authorized participant” or “AP” (i.e., broker-dealers and large institutional investors that have entered into participation agreement with the Fund) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that act as APs on an agency basis (i.e. on behalf of other market participants). To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other AP is able to step forward to create or redeem, in either of these cases, Shares may trade at a discount to the Fund’s net asset value and possibly face delisting.

Market Maker Risk. If the Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of Shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s net asset value and the price at which the Shares are trading on the Exchange, which could result in a decrease in value of the Shares. In addition, decisions by market makers or APs to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Shares trading at a discount to net asset value and also in greater than normal intra-day bid-ask spreads for Shares.

Premium/Discount Risk. The market price of the Fund’s Shares will generally fluctuate in accordance with changes in the Fund’s net asset value as well as the relative supply of and demand for Shares on the Exchange. The Fund’s market price may deviate from the value of the Fund’s underlying portfolio holdings, particularly in time of market stress, with the result that investors may pay more or receive less than the underlying value of the Shares bought or sold. The Adviser cannot predict whether Shares will trade below, at, or above their net asset value because the Shares trade on the Exchange at market prices and not at net asset value. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related, but not identical, to the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. However, given that Shares can only be purchased and redeemed in Creation Units, and only to and from broker-dealers and large institutional investors that have entered into participation agreements (unlike shares of closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their net asset value), the Adviser believes that large discounts or premiums to the net asset value of Shares should not be sustained. In addition, because the Fund provides exposure to the statistical performance of a single professional sports team, demand for Shares may be influenced by fan loyalty, emotional attachment, and team-related sentiment rather than by rational assessments of the Fund’s expected risk-adjusted returns. These demand patterns could increase intraday volatility in Fund Shares, widen bid-ask spreads, and result in investors purchasing or selling Shares at prices that do not reflect the Fund’s underlying NAV. During stressed market conditions, the market for the Fund’s Shares may become less liquid in response to deteriorating liquidity in the market for the Fund’s underlying portfolio holdings, which could in turn lead to differences between the market price of the Fund’s Shares and their net asset value. This can be reflected as a spread between the bid and ask prices for the Fund quoted during the day or a premium or discount in the closing price from the Fund’s NAV.

Active Market Risk. Although the Shares are listed for trading on the Exchange, there can be no assurance that an active trading market for the Shares will develop or be maintained. Shares trade on the Exchange at market prices that may be below, at or above the Fund’s net asset value. Securities, including the Shares, are subject to market fluctuations and liquidity constraints that may be caused by such factors as economic, political, or regulatory developments, changes in interest rates, and/or perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments.

Cash Transaction Risk. Most ETFs generally make in-kind redemptions to avoid being taxed at the fund level on gains on the distributed portfolio securities. However, unlike most ETFs, the Fund currently intends to effect some or all redemptions for cash, rather than in-kind, because of the nature of the Fund’s investments. The Fund may be required to sell portfolio securities to obtain the cash needed to distribute redemption proceeds, which involves transaction costs that the Fund may not have incurred had it effected redemptions entirely in kind. These costs may include brokerage costs and/or taxable gains or losses, which may be imposed on the Fund and decrease the Fund’s NAV to the extent such costs are not offset by a transaction fee payable to an AP. If the Fund recognizes gain on these sales, this generally will cause the Fund to recognize gain it might not otherwise have recognized if it were to distribute portfolio securities in-kind, or to recognize such gain sooner than would otherwise be required. This may decrease the tax efficiency of the Fund compared to ETFs that utilize an in-kind redemption process, and there may be a substantial difference in the after-tax rate of return between the Fund and other ETFs.

Risks Related to Regulation, External Factors, and Federal Income Tax Consequences

Tax Risk. The Fund intends to elect and to qualify each year to be treated as a RIC under Subchapter M of the Code. As a RIC, the Fund will not be subject to U.S. federal income tax on the portion of its net investment income and net capital gain that it distributes to shareholders, provided that it satisfies certain requirements of the Code. If the Fund does not qualify as a RIC for any taxable year and certain relief provisions are not available, the Fund’s taxable income will be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed. Additionally, buying securities shortly before the record date for a taxable dividend or capital gain distribution is commonly known as “buying the dividend.” In the event a shareholder purchases Shares shortly before such a distribution, the entire distribution may be taxable to the shareholder even though a portion of the distribution effectively represents a return of the purchase price. To comply with the asset diversification test applicable to a RIC, the Fund will limit its investments in the Subsidiary to 25% of the Fund’s total assets at the end of each tax quarter. The investment strategy of the Fund will cause the Fund to hold substantially more than 25% of the Fund’s total assets in investments in the Subsidiary the majority of the time. The Fund intends to manage the exposure to the Subsidiary so that the Fund’s investments in the Subsidiary do not exceed 25% of the total assets at the end of any tax quarter. If the Fund’s investments in the Subsidiary were to exceed 25% of the Fund’s total assets at the end of a tax quarter, the Fund, generally, has a grace period to cure such lack of compliance. If the Fund fails to timely cure, it may no longer be eligible to be treated as a RIC.

Because Futures Contracts produce non-qualifying income for purposes of qualifying as a RIC, the Fund makes its investments in Futures Contracts through the Subsidiary. The Fund intends to treat any income it may derive from the futures contracts received by the Subsidiary as “qualifying income” under the provisions of the Code applicable to RICs. The IRS has issued PLRs provided to third parties not associated with the Fund or its affiliates (which only those parties may rely on as precedent) concluding that similar arrangements resulted in qualifying income. Many of such PLRs have now been revoked by the IRS. In March of 2019, the Internal Revenue Service published Regulations that concluded that income from a corporation similar to the Subsidiary would be qualifying income, if the income is related to the Fund’s business of investing in stocks or securities. Although the Regulations do not require distributions from the Subsidiary, the Fund intends to cause the Subsidiary to make distributions that would allow the Fund to make timely distributions to its shareholders. The Fund generally will be required to include in its own taxable income the income of the Subsidiary for a tax year, regardless of whether the Fund receives a distribution of the Subsidiary’s income in that tax year, and this income would nevertheless be subject to the distribution requirement for qualification as a RIC and would be taken into account for purposes of the 4% excise tax.

If, in any year, the Fund were to fail to qualify for the special tax treatment accorded a RIC and its shareholders, and were ineligible to or were not to cure such failure, the Fund would be taxed in the same manner as an ordinary corporation subject to U.S. federal income tax on all its income at the fund level. The resulting taxes could substantially reduce the Fund’s net assets and the amount of income available for distribution. In addition, in order to requalify for taxation as a RIC, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions.

Subsidiary Regulatory Investment Risk. Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary are organized, respectively, could result in the inability of the Fund to operate as intended and could negatively affect the Fund and its shareholders. The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. However, as the Subsidiary is wholly-owned by the Fund, and the investors of the Fund will have the investor protections of the 1940 Act, the Fund as a whole—including the Subsidiary—will provide investors with 1940 Act protections.

Commodity Regulatory Risk. The Fund’s use of commodity futures subject to regulation by the CFTC has caused the Fund to be classified as a “commodity pool” and this designation requires that the Fund comply with CFTC rules, which may impose additional regulatory requirements and compliance obligations. The Fund’s investment decisions may need to be modified, and commodity contract positions held by the Fund may have to be liquidated at disadvantageous times or prices, to avoid exceeding any applicable position limits established by the CFTC, potentially subjecting the Fund to substantial losses. The regulation of commodity transactions in the United States is subject to ongoing modification by government, self-regulatory and judicial action. The effect of any future regulatory change with respect to any aspect of the Fund is impossible to predict, but could be substantial and adverse to the Fund.

Regulatory Risk. The regulatory framework governing sports-linked financial instruments is evolving and subject to significant uncertainty. Futures Contracts are a novel instrument class for which there is limited regulatory precedent. The CFTC has broad discretionary authority to determine whether particular contracts are consistent with the public interest, including authority to disapprove or direct an exchange to delist contracts that the CFTC determines involve gaming, are unlawful, or otherwise run contrary to the purposes of the CEA. The CFTC has recently proposed amendments to its rules concerning event contracts, commonly referred to as prediction markets, to specify which contracts may be determined contrary to the public interest and therefore may not be listed for trading or accepted for clearing on or through a CFTC-regulated entity. The CFTC or the listing exchange could, at any time and without advance notice, impose new conditions, margin or position-limit requirements, reporting obligations, trading halts, settlement adjustments, or delisting actions. Any such changes could, among other things; (i) impair the Fund’s ability to establish, maintain, or close positions; (ii) require the Fund to liquidate positions at disadvantageous prices; (iii) alter the economic characteristics on which the Fund relies; or (iv) render the Fund’s principal investment strategy impractical. In addition, future legislative, judicial, or administrative developments could retroactively affect the permissibility, settlement mechanics, or availability of Futures Contracts. These developments may occur abruptly and may not provide mechanisms for investor recourse or for the orderly unwind of positions. There can be no assurance that the regulatory environment for sports-linked financial instruments will remain stable or favorable.

Cyber Security Risk. The Fund is susceptible to operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding, but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the Fund’s third-party service providers, such as its administrator, transfer agent, or custodian, as applicable, or issuers in which the Fund invests, can also subject the Fund to many of the same risks associated with direct cyber security breaches. While the Fund has established business continuity plans and risk management systems designed to reduce the risks associated with cyber security, there are inherent limitations in such plans and systems. Additionally, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third-party service providers.

Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics (for example, the novel coronavirus COVID-19), have been and can be highly disruptive to economies and markets and have recently led, and may continue to lead, to increased market volatility and significant market losses. Such natural disaster and health crises could exacerbate political, social, and economic risks, and result in significant breakdowns, delays, shutdowns, social isolation, and other disruptions to important global, local and regional supply chains affected, with potential corresponding results on the operating performance of the Fund and its investments. A climate of uncertainty and panic, including the contagion of infectious viruses or diseases, may adversely affect global, regional, and local economies and reduce the availability of potential investment opportunities, and increases the difficulty of performing due diligence and modeling market conditions, potentially reducing the accuracy of financial projections. Under these circumstances, the Fund may have difficulty achieving its investment objectives which may adversely impact Fund performance. Further, such events can be highly disruptive to economies and markets, significantly disrupt the operations of individual companies (including, but not limited to, the Fund’s investment advisor, third party service providers, and counterparties), sectors, industries, markets, securities and commodity exchanges, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. These factors can cause substantial market volatility, exchange trading suspensions and closures, changes in the availability of and the margin requirements for certain instruments, and can impact the ability of the Fund to complete redemptions and otherwise affect Fund performance and Fund trading in the secondary market. A widespread crisis would also affect the global economy in ways that cannot necessarily be foreseen. How long such events will last and whether they will continue or recur cannot be predicted. Impacts from these could have a significant impact on the Fund’s performance, resulting in losses to your investment.

Management of the Funds

Each Fund is a series of Volatility Shares Trust, an investment company registered under the 1940 Act. Each Fund is treated as a separate fund with its own investment objectives and policies. The Trust is organized as a Delaware statutory trust. The Board is responsible for the overall management and direction of the Trust. The Board elects the Trust’s officers and approves all significant agreements, including those with the Adviser, custodian and fund administrative and accounting agent.

Investment Adviser

Volatility Shares LLC is a Delaware limited liability company and is registered with the SEC. Volatility Shares serves as each Fund’s investment adviser pursuant to an investment management agreement by and between the Trust, on behalf of each Fund, and Volatility Shares (the “Investment Management Agreement”). The Adviser was formed for the purpose of sponsoring volatility-linked exchange-traded funds.

In its capacity as Adviser, Volatility Shares oversees and implements each Fund’s investment program subject to the supervision of the Board. Such responsibilities include, among other things, trading portfolio securities and performing related services. The Adviser also arranges for transfer agency, custody, fund administration, distribution and all other services necessary for the Fund to operate. Further, the Adviser continuously reviews, supervises, and administers the Fund’s investment program.

The principal office of the Adviser and the Funds is located at 2000 PGA Blvd, Suite 4440, Palm Beach Gardens, Florida 33408. The telephone number of the Adviser and the Funds is (866) 261-0273. The registration of the Adviser with the CFTC and its membership in the National Futures Association (“NFA”) must not be taken as an indication that either the CFTC or the NFA has recommended or approved the Adviser, the Trust and the Fund.

Portfolio Managers

Charles Lowery, Anand Desai and Dustin Shidaker serve as portfolio managers for each Fund. Each of the portfolio managers are primarily and jointly responsible for the day-to-day management of the Funds.

Charles Lowery. Mr. Lowery has been with the Adviser since 2023. From 2017 to 2023, he served as Director of ETF Portfolio Management at Milliman Financial Risk Management LLC, where he helped establish the firm’s ETF sub-advisory business. From 2006 to 2016, he served as a Portfolio Manager at ProShares. Mr. Lowery holds a BS in Business Administration from Georgetown University.

Anand Desai. Mr. Desai has been with the Adviser since 2024. From 2015 to 2024, he was with Penserra Capital Management LLC, where he was Director – Senior Portfolio Manager from 2022 to 2024. From 2011 to 2015, he served as a portfolio fund accountant at State Street. Mr. Desai holds a BS in Managerial Economics from University of California, Davis.

Dustin Shidaker. Mr. Shidaker currently is a Portfolio Manager at the Adviser. Mr. Shidaker holds a BS in Consumer Sciences and Financial Services from The Ohio State University. From 2022 to 2024 he was an ETF Portfolio Manager at Milliman Financial Risk Management LLC, where he helped support defined outcome ETF strategies trading flex options. From 2019 to 2021 he was an Investment Associate at UBS managing short-term fixed income strategies.

For additional information concerning the Adviser, including a description of the services provided to the Funds, please see the Funds’ SAI. Additional information regarding the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of Shares of each Fund may also be found in the SAI.

Management Fee

Pursuant to the Investment Management Agreement between the Adviser and the Trust, on behalf of the Funds, the Adviser manages the Fund’s assets. The Adviser is paid an annual management fee for each Fund based on a percentage of such Fund’s average daily net assets in accordance with the below:

Fund	Management Fee
Anaheim Ducks ETF	[__]%
Boston Bruins ETF	[__]%
Buffalo Sabres ETF	[__]%
Calgary Flames ETF	[__]%
Carolina Hurricanes ETF	[__]%
Chicago Blackhawks ETF	[__]%
Colorado Avalanche ETF	[__]%
Columbus Blue Jackets ETF	[__]%
Dallas Stars ETF	[__]%
Detroit Red Wings ETF	[__]%
Edmonton Oilers ETF	[__]%
Florida Panthers ETF	[__]%
Los Angeles Kings ETF	[__]%
Minnesota Wild ETF	[__]%
Montreal Canadiens ETF	[__]%
Nashville Predators ETF	[__]%
New Jersey Devils ETF	[__]%
New York Islanders ETF	[__]%
New York Rangers ETF	[__]%
Ottawa Senators ETF	[__]%
Philadelphia Flyers ETF	[__]%
Pittsburgh Penguins ETF	[__]%
San Jose Sharks ETF	[__]%
Seattle Kraken ETF	[__]%
St. Louis Blues ETF	[__]%
Tampa Bay Lightning ETF	[__]%
Toronto Maple Leafs ETF	[__]%
Utah Mammoth ETF	[__]%
Vancouver Canucks ETF	[__]%
Vegas Golden Knights ETF	[__]%
Washington Capitals ETF	[__]%
Winnipeg Jets ETF	[__]%

The Adviser is responsible for paying the Fund’s expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services, but excluding fee payments under the Investment Management Agreement, interest, taxes, acquired fund fees and expenses, if any, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses.

A discussion regarding the basis for the Board’s approval of the Investment Management Agreement on behalf of each Fund will be available in the Form N-CSR to shareholders for the fiscal year ended February 28, 2027.

How to Buy and Sell Shares

Each Fund issues or redeems its Shares at NAV per Share only in Creation Units. Most investors will buy and sell Shares in secondary market transactions through brokers. Shares will be listed for trading on the secondary market on the Exchange. Shares can be bought and sold throughout the trading day like other publicly traded shares. Share prices are reported in dollars and cents per Share. There is no minimum investment. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. Because Shares trade at market price rather than NAV, an investor may pay more than NAV when purchasing Shares and receive less than NAV when selling Shares.

Authorized Participants may acquire Shares of a Fund directly from such Fund, and Authorized Participants may tender their Shares for redemption directly to the Fund, at NAV per Share only in Creation Units or Creation Unit Aggregations, and in accordance with the procedures described in the SAI.

Book Entry

Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares of the Funds and is recognized as the owner of all Shares for all purposes.

Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other stocks that you hold in book entry or “street name” form.

Share Trading Prices

The trading prices of Shares on the Exchange are based on market price and may differ from the Fund’s daily NAV. Market forces of supply and demand, economic conditions and other factors may affect the trading prices of Shares.

Frequent Purchases and Redemptions of Shares

Shares may be purchased and redeemed directly from the Fund only in Creation Units by Authorized Participant that have entered into agreements with the Fund’s distributor. The vast majority of trading in Shares occurs on the secondary market and does not involve the Fund directly. Cash trades on the secondary market are unlikely to cause many of the harmful effects of frequent purchases and/or redemptions of Shares. Cash purchases and/or redemptions of Creation Units, however, can result in disruption of portfolio management, dilution to a Fund and increased transaction costs, which could negatively impact a Fund’s ability to achieve its investment objectives, and may lead to the realization of capital gains. These consequences may increase as the frequency of cash purchases and redemptions of Creation Units by Authorized Participants increases. However, direct trading by Authorized Participants is critical to ensuring that Shares trade at or close to NAV.

To minimize these potential consequences of frequent purchases and redemptions of Shares, each Fund imposes transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs the Fund incurs in effecting trades. In addition, each Fund reserves the right to not accept orders from Authorized Participants that the Adviser has determined may be disruptive to the management of the Fund or otherwise are not in the best interests of the Fund. For these reasons, the Board has not adopted policies and procedures with respect to frequent purchases and redemptions of Shares.

Dividends, Distributions and Taxes

Ordinarily, dividends from net investment income, if any, are declared and paid at least annually by each Fund. Each Fund distributes its net realized capital gains, if any, to shareholders annually.

Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available.

Taxes

This section summarizes some of the main U.S. federal income tax consequences of owning Shares of a Fund. This section is current as of the date of this prospectus. Tax laws and interpretations change frequently, and this summary does not describe all of the tax consequences to all taxpayers of acquiring, owning and disposing of Shares. For example, this summary generally does not describe your situation if you are a corporation, a non-U.S. person, a broker-dealer, or other investor with special circumstances. In addition, this section does not describe your state, local or non-U.S. tax consequences.

This U.S. federal income tax summary is based in part on the advice of counsel to the Funds. The IRS could disagree with any conclusions set forth in this summary. In addition, counsel to the Funds was not asked to review, and has not reached a conclusion with respect to, the U.S. federal income tax treatment of the assets to be included in any Fund. This may not be sufficient for you to use as the purpose of avoiding penalties under U.S. federal tax law.

As with any investment, you should seek advice based on your individual circumstances from your own tax advisor.

Each Fund intends to continue to qualify as a “regulated investment company” under the U.S. federal tax laws. If a Fund qualifies as a regulated investment company and distributes its income as required by the tax law, the Fund generally will not pay U.S. federal income taxes.

As with any investment, you should consider how your investment in Shares of a Fund will be taxed. The tax information in this prospectus is provided as general information. You should consult your own tax advisor about the tax consequences of an investment in Shares of a Fund.

Unless your investment in Shares of a Fund is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA plan, you need to be aware of the possible tax consequences when:

●	A Fund in which you invest makes distributions,

●	You sell your Shares of a Fund listed on the Exchange, and

●	You purchase or redeem Creation Units.

Taxes on Distributions

Each Fund’s distributions are generally taxable. After the end of each year, you will receive a tax statement that separates the distributions of the Fund into two categories, ordinary income distributions and capital gain dividends. Ordinary income distributions are generally taxed at your ordinary tax rate; however, as further discussed below, certain ordinary income distributions received from a Fund may be taxed at the capital gains tax rates. Generally, you will treat all capital gain dividends as long-term capital gains regardless of how long you have owned your Shares. To determine your actual tax liability for your capital gain dividends, you must calculate your total net capital gain or loss for the tax year after considering all of your other taxable transactions, as described below. In addition, a Fund may make distributions that represent a return of capital for tax purposes and thus will generally not be taxable to you; however, such distributions may reduce your tax basis in your Shares, which could result in you having to pay higher taxes in the future when Shares are sold, even if you sell the Shares at a loss from your original investment. The tax status of your distributions from a Fund is not affected by whether you reinvest your distributions in additional Shares or receive them in cash. The income from a Fund that you must take into account for federal income tax purposes is not reduced by amounts used to pay a deferred sales fee, if any. The tax laws may require you to treat distributions made to you in January as if you had received them on December 31 of the previous year.

Income from a Fund may also be subject to a 3.8% “Medicare tax.” This tax generally applies to your net investment income if your adjusted gross income exceeds certain threshold amounts, which are $250,000 in the case of married couples filing joint returns and $200,000 in the case of single individuals.

A corporation that owns Shares of a Fund generally will not be entitled to the dividends received deduction with respect to many dividends received from the Fund because the dividends received deduction is generally not available for distributions from regulated investment companies.

If you are an individual, the maximum marginal stated federal tax rate for net capital gain is generally 20% (15% or 0% for taxpayers with taxable incomes below certain thresholds). Capital gains may also be subject to the Medicare tax described above.

Net capital gain equals net long-term capital gain minus net short-term capital loss for the taxable year. Capital gain or loss is long-term if the holding period for the asset is more than one year and is short-term if the holding period for the asset is one year or less. You must exclude the date you purchase your Shares to determine your holding period. However, if you receive a capital gain dividend from a Fund and sell your Shares at a loss after holding it for six months or less, the loss will be recharacterized as long-term capital loss to the extent of the capital gain dividend received. The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income. The Code treats certain capital gains as ordinary income in special situations.

An election may be available to Shareholders to defer recognition of the gain attributable to a capital gain dividend if they make certain qualifying investments within a limited time. Shareholders should talk to their tax advisor about the availability of this deferral election and its requirements.

Ordinary income dividends received by an individual shareholder from a regulated investment company such as a Fund are generally taxed at higher rates than capital gains. Each Fund will provide notice to its shareholders of the amount of any distribution which must be taken into account as a dividend which is to ordinary income tax rates.

Taxes on Exchange Listed Shares

If you sell or redeem your Shares, you will generally recognize a taxable gain or loss. To determine the amount of this gain or loss, you must subtract your tax basis in your Shares from the amount you receive in the transaction. Your tax basis in your Shares is generally equal to the cost of your Shares, generally including sales charges. In some cases, however, you may have to adjust your tax basis after you purchase your Shares.

Taxes and Purchases and Redemptions of Creation Units

If you exchange securities for Creation Units you will generally recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and your aggregate basis in the securities surrendered and the cash component paid. If you exchange Creation Units for securities, you will generally recognize a gain or loss equal to the difference between your basis in the Creation Units and the aggregate market value of the securities received and any cash redemption amount. The IRS, however, may assert that a loss realized upon an exchange of securities for Creation Units or Creation Units for securities cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position.

Treatment of Fund Expenses

Expenses incurred and deducted by a Fund will generally not be treated as income taxable to you. In some cases, however, you may be required to treat your portion of these Fund expenses as income. You may not be able to take a deduction for some or all of these expenses, even if the cash you receive is reduced by such expenses.

Backup Withholding

Each Fund may be required to withhold U.S. federal income tax (“backup withholding”) from dividends and capital gains distributions paid to Shareholders. Federal tax will be withheld if (1) the Shareholder fails to furnish the Fund with the Shareholder’s correct taxpayer identification number or social security number, (2) the IRS notifies the Shareholder or the Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the Shareholder fails to certify to the Fund that he or she is not subject to backup withholding. The current backup withholding rate is 24%. Any amounts withheld under the backup withholding rules may be credited against the Shareholder’s U.S. federal income tax liability.

Non-U.S. Investors

If you are a non-U.S. investor (i.e., an investor other than a U.S. citizen or resident or a U.S. corporation, partnership, estate or trust), you should be aware that, generally, subject to applicable tax treaties, distributions from a Fund will generally be characterized as dividends for U.S. federal income tax purposes (other than dividends which the Fund properly reports as capital gain dividends) and will be subject to U.S. federal income taxes, including withholding taxes, subject to certain exceptions described below.

However, distributions received by a non-U.S. investor from a Fund that are properly reported by the Fund as capital gain dividends may not be subject to U.S. federal income taxes, including withholding taxes, provided that the Fund makes certain elections and certain other conditions are met. Distributions from a Fund that are properly reported by the Fund as an interest-related dividend attributable to certain interest income received by the Fund or as a short-term capital gain dividend attributable to certain net short-term capital gain income received by the Fund may not be subject to U.S. federal income taxes, including withholding taxes when received by certain non-U.S. investors, provided that the Fund makes certain elections and certain other conditions are met.

Distributions to, and gross proceeds from dispositions of Shares of a Fund by, (i) certain non-U.S. financial institutions that have not entered into an agreement with the U.S. Treasury to collect and disclose certain information and are not resident in a jurisdiction that has entered into such an agreement with the U.S. Treasury and (ii) certain other non-U.S. entities that do not provide certain certifications and information about the entity’s U.S. owners may be subject to a U.S. withholding tax of 30%. However, proposed regulations may eliminate the requirement to withhold on payments of gross proceeds from dispositions.

The foregoing discussion summarizes some of the possible consequences under current U.S. federal tax law of an investment in a Fund. It is not a substitute for personal tax advice. You also may be subject to state and local taxes on Fund distributions and sales of Shares.

Consult your personal tax advisor about the potential tax consequences of an investment in Shares under all applicable tax laws. See “U.S. Federal Tax Matters” in the SAI for more information.

Investments in the Subsidiary

One of the requirements for qualification as a RIC is that a Fund must derive at least 90% of its gross income for each taxable year from “qualifying income.” Qualifying income includes dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies or other income derived with respect to its business of investing in such stock, securities or currencies.

Each Fund intends to treat any income it may derive from the futures contracts received by its Subsidiary as “qualifying income” under the provisions of the Code applicable to RICs. The IRS had issued numerous PLRs provided to third parties not associated with any Fund or any affiliate of a Fund (which only those third parties may rely on as precedent) concluding that similar arrangements resulted in qualifying income. Many of such PLRs have now been revoked by the IRS. In March of 2019, the IRS published Regulations that concluded that income from a corporation similar to the Subsidiaries would be qualifying income, if the income is related to the Fund’s business of investing in stocks or securities. Although the Regulations do not require distributions from any Subsidiary, each Fund intends to cause its Subsidiary to make distributions that would allow the Fund to make timely distributions to its shareholders.

If a Fund did not qualify as a RIC for any taxable year and certain relief provisions were not available, the Fund’s taxable income would be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed. In such event, in order to re-qualify for taxation as a RIC, the Fund might be required to recognize unrealized gains, pay substantial taxes and interest and make certain distributions. This would cause investors to incur higher tax liabilities than they otherwise would have incurred and would have a negative impact on Fund returns. In such event, the Fund’s Board of Trustees may determine to reorganize or close the Fund or materially change the Fund’s investment objective and strategies.

Each Fund’s Subsidiary intends to conduct its affairs in a manner such that it will not be subject to U.S. federal income tax. It will, however, be considered a controlled foreign corporation, and the Fund will be required to include as income annually amounts earned by its Subsidiary during that year, whether or not distributed by the Subsidiary. Furthermore, the Fund will be subject to the RIC qualification distribution requirements with respect to its Subsidiary’s income, whether or not the Subsidiary makes a distribution to the Fund during the taxable year and thus the Fund may not have sufficient cash on hand to make such distribution.

Changes in the laws of the United States and/or the Cayman Islands, under which each Fund and its Subsidiary is organized, respectively, could prevent the Fund and/or the Subsidiary from operating as described in this prospectus and could negatively affect the Fund and its shareholders. For example, Cayman Islands law does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiaries. If Cayman Islands law changes such that a Subsidiary must pay Cayman Islands governmental authority taxes, the relevant Fund’s shareholders would likely suffer decreased investment returns. There remains a risk that the tax treatment of futures contracts may be affected by future regulatory or legislative changes that could affect the character, timing and/or amount of a Fund’s taxable income or gains and distributions.

Distributor

Foreside Fund Services, LLC serves as the distributor of Creation Units for the Funds on an agency basis. The Distributor does not maintain a secondary market in Shares.

Net Asset Value

Each Fund’s NAV is determined as of the close of trading (normally 4:00 p.m., Eastern time) on each day the New York Stock Exchange is open for business. NAV is calculated for a Fund by taking the market price of the Fund’s total assets, including interest or dividends accrued but not yet collected, less all liabilities, and dividing such amount by the total number of Shares of such Fund outstanding. The result, rounded to the nearest cent, is the NAV per Share. All valuations are subject to review by the Trust’s Board or its delegate.

Section 2(a)(41) of the 1940 Act provides that when a market quotation is readily available for a fund’s portfolio investment, it must be valued at the market value. Rule 2a-5 under the 1940 Act (“Rule 2a-5”) defines a readily available market quotation as “a quoted price (unadjusted) in active markets for identical investments that the fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.” If a market quotation is not “readily available,” then the portfolio investment must be fair valued as determined in good faith by a fund’s board of trustees. Rule 2a-5 permits a fund’s board of trustees to designate the fund’s investment adviser as its “valuation designee” to perform fair value determinations, subject to certain conditions. Accordingly, the Fund’s Board has designated Volatility Shares as its valuation designee (the “Valuation Designee”) pursuant to Rule 2a-5 and has directed the Valuation Designee to perform the functions required in Rule 2a-5(a) subject to the requirements of Rule 2a-5(b) on behalf of all portfolio investments of the Fund, subject to the Board’s oversight.

Each Fund’s investments are valued daily in accordance with valuation procedures adopted by the Board, and in accordance with provisions of the 1940 Act. Certain securities in which a Fund may invest are not listed on any securities exchange or board of trade. Such securities are typically bought and sold by institutional investors in individually negotiated private transactions that function in many respects like an over the counter secondary market, although typically no formal market makers exist. Certain securities, particularly debt securities, have few or no trades, or trade infrequently, and information regarding a specific security may not be widely available or may be incomplete. Accordingly, determinations of the fair value of debt securities may be based on infrequent and dated information. Because there is less reliable, objective data available, elements of judgment may play a greater role in valuation of debt securities than for other types of securities. Typically, debt securities are valued using information provided by a third-party pricing service. The third-party pricing service primarily uses broker quotes to value the securities.

Each Fund’s investments will be valued daily at market value or, in the absence of market value with respect to any investment, at fair value in accordance with valuation procedures adopted by the Board and in accordance with the 1940 Act. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Board or its delegate at fair value. The use of fair value pricing by the Fund is governed by valuation procedures adopted by the Board and in accordance with the provisions of the 1940 Act. These securities generally include, but are not limited to, certain restricted securities (securities which may not be publicly sold without registration under the Securities Act) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, does not reflect the security’s “fair value.” As a general principle, the current “fair value” of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. The use of fair value prices by a Fund generally results in the prices used by the Fund that may differ from current market quotations or official closing prices on the applicable exchange. A variety of factors may be considered in determining the fair value of such securities. Valuing a Fund’s securities using fair value pricing will result in using prices for those securities that may differ from current market valuations.

Even when market quotations are available for portfolio securities, they may be stale or unreliable because the security is not traded frequently, trading on the security ceased before the close of the trading market or issuer-specific events occurred after the security ceased trading or because of the passage of time between the close of the market on which the security trades and the close of the Exchange and when the Fund calculates its NAV. Events that may cause the last market quotation to be unreliable include a merger or insolvency, events which affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. Where market quotations are not readily available, including where the Adviser determines that the closing price of the security is unreliable, the Adviser will value the security at fair value in good faith using procedures approved by the Board. Fair value pricing involves subjective judgments and it is possible that a fair value determination for a security is materially different than the value that could be realized upon the sale of the security.

For more information about how each Fund’s NAV is determined, please see the section in the statement of information entitled “Determination of Net Asset Value.”

Fund Service Providers

U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, WI 53202 is the administrator and transfer agent for the Trust. U.S. Bank National Association, 1555 North Rivercenter Drive, Suite 302, Milwaukee, WI 53212, serves as custodian for the Trust.

Chapman and Cutler LLP, 320 South Canal Street, Chicago, Illinois 60606, serves as legal counsel to the Trust.

Tait, Weller & Baker LLP, Two Liberty Place, 50 South 16th Street, Suite 2900, Philadelphia, PA 19102, serves as the Fund’s independent registered public accounting firm and is responsible for auditing the annual financial statements of the Fund.

Premium/Discount Information

Information showing the number of days the market price of the Shares was greater (at a premium) and less (at a discount) than the Fund’s NAV for the most recently completed calendar year, and the most recently completed calendar quarters since that year (or the life of the Fund, if shorter), is available at www.volatilityshares.com.

Other Investment Companies

Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies. The SEC adopted Rule 12d1-4 under the 1940 Act, which outlines the conditions under which an investment company may invest in securities of another investment company beyond the limits prescribed in Section 12(d)(1) of the 1940 Act. Any investment by another investment company in the Fund, or by the Fund in another investment company, must comply with Rule 12d1-4 in order to exceed the limits contained in Section 12(d)(1) of the 1940 Act.

Financial Highlights

The Funds are new and have no performance history as of the date of this prospectus. Financial information regarding each Fund is therefore not available.

Anaheim Ducks ETF	New Jersey Devils ETF
Boston Bruins ETF	New York Islanders ETF
Buffalo Sabres ETF	New York Rangers ETF
Calgary Flames ETF	Ottawa Senators ETF
Carolina Hurricanes ETF	Philadelphia Flyers ETF
Chicago Blackhawks ETF	Pittsburgh Penguins ETF
Colorado Avalanche ETF	San Jose Sharks ETF
Columbus Blue Jackets ETF	Seattle Kraken ETF
Dallas Stars ETF	St. Louis Blues ETF
Detroit Red Wings ETF	Tampa Bay Lightning ETF
Edmonton Oilers ETF	Toronto Maple Leafs ETF
Florida Panthers ETF	Utah Mammoth ETF
Los Angeles Kings ETF	Vancouver Canucks ETF
Minnesota Wild ETF	Vegas Golden Knights ETF
Montreal Canadiens ETF	Washington Capitals ETF
Nashville Predators ETF	Winnipeg Jets ETF

For more detailed information on the Fund, several additional sources of information are available to you. The SAI, incorporated by reference into this Prospectus, contains detailed information on the Fund’s policies and operation. Additional information about the Fund’s investments is available in the annual and semi-annual reports to shareholders and in Form N-CSR. In the Fund’s annual reports, you will find a discussion of the market conditions and investment strategies that significantly impacted the Fund’s performance during the last fiscal year. In Form N-CSR, you will find the Fund’s annual and semi-annual financial statements. The Fund’s most recent SAI, annual or semi-annual reports and certain other information, such as Fund financial statements, are available free of charge by calling the Fund at (866) 261-0273, on the Fund’s website at www.volatilityshares.com or through your financial advisor. Shareholders may call the toll-free number above with any inquiries.

You may obtain this and other information regarding the Fund, including the SAI and Codes of Ethics adopted by the Adviser, Distributor and the Trust, directly from the SEC. Information on the SEC’s website is free of charge. Visit the SEC’s on-line EDGAR database at http://www.sec.gov. You may also request information regarding the Fund by sending a request (along with a duplication fee) to the SEC by sending an electronic request to publicinfo@sec.gov.

Volatility Shares LLC
2000 PGA Blvd, Suite 4440
Palm Beach Gardens, FL 33408
(866) 261-0273	SEC File #: 333-263619
www.volatilityshares.com	811-23785

The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer of sale is not permitted.

Subject to Completion

Dated August 14, 2026

Statement of Additional Information

Anaheim Ducks® ETF (Ticker: [__])	New Jersey Devils® ETF (Ticker: [__])
Boston Bruins® ETF (Ticker: [__])	New York Islanders® ETF (Ticker: [__])
Buffalo Sabres® ETF (Ticker: [__])	New York Rangers® ETF (Ticker: [__])
Calgary Flames® ETF (Ticker: [__])	Ottawa Senators® ETF (Ticker: [__])
Carolina Hurricanes® ETF (Ticker: [__])	Philadelphia Flyers® ETF (Ticker: [__])
Chicago Blackhawks® ETF (Ticker: [__])	Pittsburgh Penguins® ETF (Ticker: [__])
Colorado Avalanche® ETF (Ticker: [__])	San Jose Sharks® ETF (Ticker: [__])
Columbus Blue Jackets® ETF (Ticker: [__])	Seattle Kraken® ETF (Ticker: [__])
Dallas Stars® ETF (Ticker: [__])	St. Louis Blues® ETF (Ticker: [__])
Detroit Red Wings® ETF (Ticker: [__])	Tampa Bay Lightning® ETF (Ticker: [__])
Edmonton Oilers® ETF (Ticker: [__])	Toronto Maple Leafs® ETF (Ticker: [__])
Florida Panthers® ETF (Ticker: [__])	Utah Mammoth® ETF (Ticker: [__])
Los Angeles Kings® ETF (Ticker: [__])	Vancouver Canucks® ETF (Ticker: [__])
Minnesota Wild® ETF (Ticker: [__])	Vegas Golden Knights® ETF (Ticker: [__])
Montreal Canadiens® ETF (Ticker: [__])	Washington Capitals® ETF (Ticker: [__])
Nashville Predators® ETF (Ticker: [__])	Winnipeg Jets® ETF (Ticker: [__])

Dated                          , 2026

This Statement of Additional Information (“SAI”) describes shares of each of the funds set forth above (each a “Fund”, and collectively, the “Funds”), each a series of Volatility Shares Trust (the “Trust”). This SAI is not a prospectus. It should be read in conjunction with the Funds’ prospectus, dated [___], 2026, as may be revised from time to time (each a “Prospectus”). Capitalized terms used herein that are not defined have the same meanings as in the Prospectus, unless otherwise noted. A copy of each Prospectus may be obtained without charge by writing to the Trust’s distributor, Foreside Fund Services, LLC, at Three Canal Plaza, Suite 100, Portland, ME 04101, or by calling toll free at (866) 261-0273.

 s

i

Glossary of Terms

“1933 Act” means the Securities Act of 1933

“1934 Act” means the Securities Exchange Act of 1934

“1940 Act” means the Investment Company Act of 1940

“12b-1 Plan” means a Plan of Distribution under Rule 12b-1 of the 1940 Act

“Administrator”, “Fund Accountant”, “Transfer Agent” and “USBGFS” means U.S. Bancorp Fund Services, LLC, d/b/a U.S. Bank Global Fund Services

“Adviser” means Volatility Shares LLC (also referred to as “Volatility Shares”)

“APs” means those financial entities (specifically those members or participants of a clearing agency registered with the SEC) that have contractual arrangements with an ETF or one of the ETF’s service providers to purchase and redeem ETF shares directly with the ETF in Creation Units (also referred to as “Authorized Participants”)

“Beneficial Owners” means owners of beneficial interests in Shares

“Board of Trustees” means the Board of Trustees of the Trust (also referred to as the “Board”)

“Business Day” means any day on which the NYSE, the Exchange and the Trust are open for business

“CCO” means the Chief Compliance Officer of the Trust

“CEA” means the Commodity Exchange Act

“CFTC” means the Commodity Futures Trading Commission

“Closing Time” means no later than 2:00 p.m., Eastern time

“Code” means the Internal Revenue Code of 1986

“Collateral Investments” means (1) U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury; (2) investment companies registered under the 1940 Act that invest in high-quality securities; and/or (3) corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by businesses that are rated investment grade or determined by the Adviser to be of comparable quality

“Creation Unit” means aggregations of specified numbers of Shares for which each Fund offers, issues and redeems Shares

“Custodian” means U.S. Bank National Association

“Distributor” means Foreside Fund Services, LLC

“Dodd-Frank Act” means the Dodd-Frank Wall Street Reform and Consumer Protection Act

“DTC” means The Depository Trust Company, a limited-purpose trust company

“DTC Participants” means those participants who utilize the facilities of DTC

“Exchange” means [____]

“FCM” means futures commission merchants

“FDIC” means the Federal Deposit Insurance Corporation

“FINRA” means the Financial Industry Regulatory Authority

A “Fund” means one of the Funds, as defined below

The “Funds” means, collectively, the Anaheim Ducks ETF, Boston Bruins ETF, Buffalo Sabres ETF, Calgary Flames ETF, Carolina Hurricanes ETF, Chicago Blackhawks ETF, Colorado Avalanche ETF, Columbus Blue Jackets ETF, Dallas Stars ETF, Detroit Red Wings ETF, Edmonton Oilers ETF, Florida Panthers ETF, Los Angeles Kings ETF, Minnesota Wild ETF, Montreal Canadiens ETF, Nashville Predators ETF, New Jersey Devils ETF, New York Islanders ETF, New York Rangers ETF, Ottawa Senators ETF, Philadelphia Flyers ETF, Pittsburgh Penguins ETF, San Jose Sharks ETF, Seattle Kraken ETF, St. Louis Blues ETF, Tampa Bay Lightning ETF, Toronto Maple Leafs ETF, Utah Mammoth ETF, Vancouver Canucks ETF, Vegas Golden Knights ETF, Washington Capitals ETF, and Winnipeg Jets ETF

“Fund Accounting Agreement” means the fund accounting servicing agreement between the Trust and USBGFS

“Futures Contracts” means, with respect to each Fund, the applicable cash-settled futures contracts that reference such Fund’s Sports Performance Index (as defined below) and that trade only on an exchange registered with the Commodity Futures Trading Commission

“Index Provider” means the entity that maintains and calculates the Sports Performance Indexes, FutureSports

“Independent Trustees” means those Trustees of the Trust who are not officers or employees of the Adviser or any of its affiliates

“Index-Linked Instruments” means with respect to each Fund, (i) such Fund’s Futures Contracts; (ii) shares of Other Investment Companies; (iii) exchange traded options on such Fund’s Sports Performance Index or shares of Other Investment Companies; and (iv) swap agreement transactions that reference such Fund’s Futures Contracts, Other Investment Companies, or Sports Performance Index

“Indirect Participants” means entities such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly

“Investment Management Agreements” means the investment management agreements between Volatility Shares and the Trust, on behalf of the Funds

“Interested Trustee” means those Trustees of the Trust who are “interested persons” as such term is defined under the 1940 Act.

“IRS” means Internal Revenue Service

“NAV” means net asset value

“NFA” means the National Futures Association

“NHL” means the National Hockey League®

“Non-U.S. Shareholder” means a Fund shareholder who is a non-resident alien or foreign entity

“NSCC” means the National Securities Clearing Corporation

“NYSE” means the New York Stock Exchange

“OCC” means the Options Clearing Corporation

“OTC” means over-the-counter

“Other Investment Companies” means other investment companies registered under the 1940 Act that invest in similar assets to those in which a Fund may invest

“Participant Agreement” means the written agreement between an Authorized Participant and a Fund or one of its service providers that allows the Authorized Participant to place orders for the purchase or redemption of Creation Units

“Prospectus” means the Funds’ prospectus dated [_]

“RIC” means a regulated investment company under Subchapter M of the Code

“Rule 18f-4” or the “Derivatives Rule” means Rule 18f-4 promulgated under the 1940 Act

“SAI” means this Statement of Additional Information

“SEC” means the U.S. Securities and Exchange Commission

“Shares” means the shares of a Fund

The “Sports Performance Index” means one of the Sports Performance Indexes, as defined below, for the particular Fund

“Sports Performance Indexes” means, with respect to each Fund, the applicable NHL sports team index maintained by FutureSports, each of which measures the cumulative performance of such Fund’s respective NHL team over the regular and post-season.

The “Subsidiary” means one of the Subsidiaries, as defined below, for the applicable Fund

“The Subsidiaries” means, collectively, the wholly owned subsidiaries of the Funds organized under the laws of the Cayman Islands: Anaheim Ducks ETF Cayman Ltd, Boston Bruins ETF Cayman Ltd., Buffalo Sabres ETF Cayman Ltd., Calgary Flames ETF Cayman Ltd., Carolina Hurricanes ETF Cayman Ltd., Chicago Blackhawks ETF Cayman Ltd., Colorado Avalanche ETF Cayman Ltd., Columbus Blue Jackets ETF Cayman Ltd., Dallas Stars ETF Cayman Ltd., Detroit Red Wings ETF Cayman Ltd., Edmonton Oilers ETF Cayman Ltd., Florida Panthers ETF Cayman Ltd., Los Angeles Kings ETF Cayman Ltd., Minnesota Wild ETF Cayman Ltd., Montreal Canadiens ETF Cayman Ltd., Nashville Predators ETF Cayman Ltd., New Jersey Devils ETF Cayman Ltd., New York Islanders ETF Cayman Ltd., New York Rangers ETF Cayman Ltd., Ottawa Senators ETF Cayman Ltd., Philadelphia Flyers ETF Cayman Ltd., Pittsburgh Penguins ETF Cayman Ltd., San Jose Sharks ETF Cayman Ltd., Seattle Kraken ETF Cayman Ltd., St. Louis Blues ETF Cayman Ltd., Tampa Bay Lightning ETF Cayman Ltd., Toronto Maple Leafs ETF Cayman Ltd., Utah Mammoth ETF Cayman Ltd., Vancouver Canucks ETF Cayman Ltd., Vegas Golden Knights ETF Cayman Ltd., Washington Capitals ETF Cayman Ltd. and Winnipeg Jets ETF Cayman Ltd.

“Transmittal Date” means the Business Day on which an order to purchase or redeem Creation Units is received in proper form

“Trust” means the Volatility Shares Trust

“VaR” means “Value-at-Risk” as such term is used in Rule 18f-4

“Volatility Shares” means Volatility Shares LLC

“Volatility Shares Fund Complex” means those open-end management investment companies registered under the 1940 Act that are advised by Volatility Shares

General description of the trust and the funds

The Trust is a Delaware statutory trust organized on August 20, 2021. The Trust is an open-end management investment company, registered under the 1940 Act. The Trust currently offers shares of [__] separate series. This SAI relates to the Funds listed below. Each Fund is classified as a “non-diversified company” under the 1940 Act.

Each Fund, as a series of the Trust, represents a beneficial interest in a separate portfolio of securities and other assets, with its own objective and policies.

Each of the Funds is “actively managed”, as opposed to “passively managed” (ETFs whereby such Fund seeks to replicate the performance of a specific index).

Shares of the Funds list and principally trade on [__].The Shares will trade on an Exchange at market prices that may be below, at or above NAV. ETFs, such as the Funds, do not sell or redeem individual shares of the Funds. Instead, the Funds offer, issue and redeem Shares at NAV only in Creation Units. Authorized Participants (which are discussed in greater detail below) have contractual arrangements with the Funds or the Distributor to purchase and redeem Fund Shares directly with the Funds in Creation Units in exchange for the securities comprising the Funds and/or cash, or some combination thereof. An Authorized Participant that purchases a Creation Unit of Fund Shares deposits with a Fund a “basket” of securities and other assets identified by a Fund that day and then receives the Creation Unit of Fund Shares in return for those assets. The redemption process is the reverse of the purchase process: the Authorized Participant redeems a Creation Unit of Fund Shares for a basket of securities and/or other assets. The basket is generally representative of a Fund’s portfolio, and together with a cash balancing amount, it is equal to the NAV of the Fund Shares comprising the Creation Unit. Pursuant to Rule 6c-11 of the 1940 Act, a Fund may utilize baskets that are not representative of a Fund’s portfolio. Such “custom baskets” are discussed in the section entitled “Creations and Redemptions of Creation Units.” Transaction fees and other costs associated with creations or redemptions that include cash may be higher than the transaction fees and other costs associated with in-kind creations or redemptions. In all cases, conditions with respect to creations and redemptions of shares and fees will be limited in accordance with the requirements of SEC rules and regulations applicable to management investment companies offering redeemable securities.

The Funds are separate exchange-traded funds, and each Share represents an equal proportionate interest in a Fund. All consideration received by the Trust for Shares and all assets of a Fund belong solely to such Fund and would be subject to liabilities related thereto. The Board has the right to establish additional series in the future, to determine the preferences, voting powers, rights and privileges thereof and to modify such preferences, voting powers, rights and privileges without shareholder approval. Shares of any series may also be divided into one or more classes at the discretion of the Trustees. The Trust or any series or class thereof may be terminated at any time by the Board of Trustees upon written notice to the shareholders.

Exchange listing and trading

An Exchange may, but is not required to, remove the Shares of the Funds from listing if: (1) following the initial twelve-month period beginning upon the commencement of trading of each Fund, there are fewer than 50 beneficial holders of the Shares of such Fund; (2) the Exchange becomes aware that a Fund is no longer eligible to operate in reliance on Rule 6c-11 under the 1940 Act; (3) a Fund no longer complies with certain listing exchange rules; or (4) such other event shall occur or condition exists that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. In addition, an Exchange will remove the Shares of a Fund from listing and trading upon termination of the Trust or such Fund.

As in the case of other stocks traded on the Exchange, brokers’ commissions on transactions will be based on negotiated commission rates at customary levels.

Each Fund reserves the right to adjust the price levels of Shares in the future to help maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of a Fund.

The Funds are required by the Exchange to comply with certain listing standards (which includes certain investment parameters) in order to maintain its listing on the Exchange. Compliance with these listing standards may compel a Fund to sell securities at an inopportune time or for a price other than the security’s then-current market value. The sale of securities in such circumstances could limit such Fund’s profit or require such Fund to incur a loss, and as a result, the Fund’s performance could be impacted.

Continuous Offering

The method by which Creation Units are created and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by the Fund on an ongoing basis, at any point a “distribution,” as such term is used in the 1933 Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the 1933 Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent Shares and sells such Shares directly to customers or if it chooses to couple the creation of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the 1933 Act must take into account all of the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.

Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in Shares, whether or not participating in the distribution of Shares, generally are required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3) of the 1933 Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker-dealer firms should note that dealers who are not underwriters but are participating in a distribution (as contrasted with ordinary secondary market transactions) and thus dealing with the shares that are part of an overallotment within the meaning of Section 4(a)(3)(C) of the 1933 Act would be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the 1933 Act. Firms that incur a prospectus delivery obligation with respect to Shares of the Fund are reminded that, pursuant to Rule 153 under the 1933 Act, a prospectus delivery obligation under Section 5(b)(2) of the 1933 Act owed to an exchange member in connection with a sale on the Exchange generally is satisfied by the fact that the prospectus is available at the Exchange upon request. The prospectus delivery mechanism provided in Rule 153 is available only with respect to transactions on a national securities exchange, a trading facility, or an alternative trading system.

Volatility Shares or its affiliates, or a fund for which Volatility Shares or an affiliate serves as investment adviser (each, as applicable, a “Selling Shareholder”) may purchase Creation Units through a broker-dealer to “seed” (in whole or in part) a Fund as it is launched or thereafter, or may purchase Shares of a Fund through a broker-dealer or other investors, including in secondary market transactions. Because the Selling Shareholder may be deemed to be affiliates of the Fund, the Shares are being registered to permit the resale of these shares from time to time after any such purchase. The Fund will not receive any of the proceeds from the resale of such Shares.

Investment Objectives and Policies

Each Fund’s Prospectus describes the investment objective and certain policies of such Fund. The following supplements the information contained in the Prospectus concerning the investment objective and policies of each Fund.

The Funds are subject to the following fundamental policies (as detailed below), which may not be changed without approval of the holders of a majority of the outstanding voting securities (as such term is defined in the 1940 Act) of such Fund:

All Funds

(1)	The Fund may not issue senior securities, except as permitted under the 1940 Act.

(2)	The Fund may not borrow money, except as permitted under the 1940 Act.

(3)	The Fund will not underwrite the securities of other issuers except to the extent the Fund may be considered an underwriter under the 1933 Act in connection with the purchase and sale of portfolio securities.

(4)	The Fund will not purchase or sell real estate or interests therein, unless acquired as a result of ownership of securities or other instruments (but this shall not prohibit the Fund from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).

(5)	The Fund may not make loans, except as permitted under the 1940 Act and exemptive orders granted thereunder.

(6)	The Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options, futures contracts, forward contracts or other derivative instruments, or from investing in securities or other instruments backed by physical commodities).

Anaheim Ducks ETF

(7)	The Fund will not concentrate its investments in securities of issuers in the industry or group of identified industries, as the term “concentrate” is used in the 1940 Act, except that the Fund may invest more than 25% of its total assets in Ducks Index-Linked Instruments. This restriction does not apply to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or securities of other investment companies.

Boston Bruins ETF

(7)	The Fund will not concentrate its investments in securities of issuers in the industry or group of identified industries, as the term “concentrate” is used in the 1940 Act, except that the Fund may invest more than 25% of its total assets in Bruins Index-Linked Instruments. This restriction does not apply to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or securities of other investment companies.

Buffalo Sabres ETF

(7)	The Fund will not concentrate its investments in securities of issuers in the industry or group of identified industries, as the term “concentrate” is used in the 1940 Act, except that the Fund may invest more than 25% of its total assets in Sabres Index-Linked Instruments. This restriction does not apply to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or securities of other investment companies.

Calgary Flames ETF

(7)	The Fund will not concentrate its investments in securities of issuers in the industry or group of identified industries, as the term “concentrate” is used in the 1940 Act, except that the Fund may invest more than 25% of its total assets in Flames Index-Linked Instruments. This restriction does not apply to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or securities of other investment companies.

Carolina Hurricanes ETF

(7)	The Fund will not concentrate its investments in securities of issuers in the industry or group of identified industries, as the term “concentrate” is used in the 1940 Act, except that the Fund may invest more than 25% of its total assets in Hurricanes Index-Linked Instruments. This restriction does not apply to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or securities of other investment companies.

Chicago Blackhawks ETF

(7)	The Fund will not concentrate its investments in securities of issuers in the industry or group of identified industries, as the term “concentrate” is used in the 1940 Act, except that the Fund may invest more than 25% of its total assets in Blackhawks Index-Linked Instruments. This restriction does not apply to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or securities of other investment companies.

Colorado Avalanche ETF

(7)	The Fund will not concentrate its investments in securities of issuers in the industry or group of identified industries, as the term “concentrate” is used in the 1940 Act, except that the Fund may invest more than 25% of its total assets in Avalanche Index-Linked Instruments. This restriction does not apply to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or securities of other investment companies.

Columbus Blue Jackets ETF

(7)	The Fund will not concentrate its investments in securities of issuers in the industry or group of identified industries, as the term “concentrate” is used in the 1940 Act, except that the Fund may invest more than 25% of its total assets in Blue Jackets Index-Linked Instruments. This restriction does not apply to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or securities of other investment companies.

Dallas Stars ETF

(7)	The Fund will not concentrate its investments in securities of issuers in the industry or group of identified industries, as the term “concentrate” is used in the 1940 Act, except that the Fund may invest more than 25% of its total assets in Stars Index-Linked Instruments. This restriction does not apply to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or securities of other investment companies.

Detroit Red Wings ETF

(7)	The Fund will not concentrate its investments in securities of issuers in the industry or group of identified industries, as the term “concentrate” is used in the 1940 Act, except that the Fund may invest more than 25% of its total assets in Red Wings Index-Linked Instruments. This restriction does not apply to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or securities of other investment companies.

Edmonton Oilers ETF

(7)	The Fund will not concentrate its investments in securities of issuers in the industry or group of identified industries, as the term “concentrate” is used in the 1940 Act, except that the Fund may invest more than 25% of its total assets in Oilers Index-Linked Instruments. This restriction does not apply to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or securities of other investment companies.

Florida Panthers ETF

(7)	The Fund will not concentrate its investments in securities of issuers in the industry or group of identified industries, as the term “concentrate” is used in the 1940 Act, except that the Fund may invest more than 25% of its total assets in Panthers Index-Linked Instruments. This restriction does not apply to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or securities of other investment companies.

Los Angeles Kings ETF

(7)	The Fund will not concentrate its investments in securities of issuers in the industry or group of identified industries, as the term “concentrate” is used in the 1940 Act, except that the Fund may invest more than 25% of its total assets in Kings Index-Linked Instruments. This restriction does not apply to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or securities of other investment companies.

Minnesota Wild ETF

(7)	The Fund will not concentrate its investments in securities of issuers in the industry or group of identified industries, as the term “concentrate” is used in the 1940 Act, except that the Fund may invest more than 25% of its total assets in Wild Index-Linked Instruments. This restriction does not apply to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or securities of other investment companies.

Montreal Canadiens ETF

(7)	The Fund will not concentrate its investments in securities of issuers in the industry or group of identified industries, as the term “concentrate” is used in the 1940 Act, except that the Fund may invest more than 25% of its total assets in Canadiens Index-Linked Instruments. This restriction does not apply to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or securities of other investment companies.

Nashville Predators ETF

(7)	The Fund will not concentrate its investments in securities of issuers in the industry or group of identified industries, as the term “concentrate” is used in the 1940 Act, except that the Fund may invest more than 25% of its total assets in Predators Index-Linked Instruments. This restriction does not apply to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or securities of other investment companies.

New Jersey Devils ETF

(7)	The Fund will not concentrate its investments in securities of issuers in the industry or group of identified industries, as the term “concentrate” is used in the 1940 Act, except that the Fund may invest more than 25% of its total assets in Devils Index-Linked Instruments. This restriction does not apply to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or securities of other investment companies.

New York Islanders ETF

(7)	The Fund will not concentrate its investments in securities of issuers in the industry or group of identified industries, as the term “concentrate” is used in the 1940 Act, except that the Fund may invest more than 25% of its total assets in Islanders Index-Linked Instruments. This restriction does not apply to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or securities of other investment companies.

New York Rangers ETF

(7)	The Fund will not concentrate its investments in securities of issuers in the industry or group of identified industries, as the term “concentrate” is used in the 1940 Act, except that the Fund may invest more than 25% of its total assets in Rangers Index-Linked Instruments. This restriction does not apply to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or securities of other investment companies.

Ottawa Senators ETF

(7)	The Fund will not concentrate its investments in securities of issuers in the industry or group of identified industries, as the term “concentrate” is used in the 1940 Act, except that the Fund may invest more than 25% of its total assets in Senators Index-Linked Instruments. This restriction does not apply to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or securities of other investment companies.

Philadelphia Flyers ETF

(7)	The Fund will not concentrate its investments in securities of issuers in the industry or group of identified industries, as the term “concentrate” is used in the 1940 Act, except that the Fund may invest more than 25% of its total assets in Flyers Index-Linked Instruments. This restriction does not apply to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or securities of other investment companies.

Pittsburgh Penguins ETF

(7)	The Fund will not concentrate its investments in securities of issuers in the industry or group of identified industries, as the term “concentrate” is used in the 1940 Act, except that the Fund may invest more than 25% of its total assets in Penguins Index-Linked Instruments. This restriction does not apply to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or securities of other investment companies.

San Jose Sharks ETF

(7)	The Fund will not concentrate its investments in securities of issuers in the industry or group of identified industries, as the term “concentrate” is used in the 1940 Act, except that the Fund may invest more than 25% of its total assets in Sharks Index-Linked Instruments. This restriction does not apply to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or securities of other investment companies.

Seattle Kraken ETF

(7)	The Fund will not concentrate its investments in securities of issuers in the industry or group of identified industries, as the term “concentrate” is used in the 1940 Act, except that the Fund may invest more than 25% of its total assets in Kraken Index-Linked Instruments. This restriction does not apply to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or securities of other investment companies.

St. Louis Blues ETF

(7)	The Fund will not concentrate its investments in securities of issuers in the industry or group of identified industries, as the term “concentrate” is used in the 1940 Act, except that the Fund may invest more than 25% of its total assets in Blues Index-Linked Instruments. This restriction does not apply to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or securities of other investment companies.

Tampa Bay Lightning ETF

(7)	The Fund will not concentrate its investments in securities of issuers in the industry or group of identified industries, as the term “concentrate” is used in the 1940 Act, except that the Fund may invest more than 25% of its total assets in Lightning Index-Linked Instruments. This restriction does not apply to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or securities of other investment companies.

Toronto Maple Leafs ETF

(7)	The Fund will not concentrate its investments in securities of issuers in the industry or group of identified industries, as the term “concentrate” is used in the 1940 Act, except that the Fund may invest more than 25% of its total assets in Leafs Index-Linked Instruments. This restriction does not apply to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or securities of other investment companies.

Utah Mammoth ETF

(7)	The Fund will not concentrate its investments in securities of issuers in the industry or group of identified industries, as the term “concentrate” is used in the 1940 Act, except that the Fund may invest more than 25% of its total assets in Mammoth Index-Linked Instruments. This restriction does not apply to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or securities of other investment companies.

Vancouver Canucks ETF

(7)	The Fund will not concentrate its investments in securities of issuers in the industry or group of identified industries, as the term “concentrate” is used in the 1940 Act, except that the Fund may invest more than 25% of its total assets in Canucks Index-Linked Instruments. This restriction does not apply to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or securities of other investment companies.

Vegas Golden Knights ETF

(7)	The Fund will not concentrate its investments in securities of issuers in the industry or group of identified industries, as the term “concentrate” is used in the 1940 Act, except that the Fund may invest more than 25% of its total assets in Golden Knights Index-Linked Instruments. This restriction does not apply to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or securities of other investment companies.

Washington Capitals ETF

(7)	The Fund will not concentrate its investments in securities of issuers in the industry or group of identified industries, as the term “concentrate” is used in the 1940 Act, except that the Fund may invest more than 25% of its total assets in Capitals Index-Linked Instruments. This restriction does not apply to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or securities of other investment companies.

Winnipeg Jets ETF

(7)	The Fund will not concentrate its investments in securities of issuers in the industry or group of identified industries, as the term “concentrate” is used in the 1940 Act, except that the Fund may invest more than 25% of its total assets in Jets Index-Linked Instruments. This restriction does not apply to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or securities of other investment companies.

For purposes of applying restriction (1) above, under the 1940 Act as currently in effect, a Fund is not permitted to issue senior securities, except that such Fund may borrow from any bank if immediately after such borrowing the value of the Fund’s total assets is at least 300% of the principal amount of all of the Fund’s borrowings (i.e., the principal amount of the borrowings may not exceed 33 1/3% of the Fund’s total assets). In the event that such asset coverage shall at any time fall below 300% the Fund shall, within three days thereafter (not including Sundays and holidays), reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least 300%. The fundamental investment limitations set forth above limit each Fund’s ability to engage in certain investment practices and purchase securities or other instruments to the extent permitted by, or consistent with, applicable law. As such, these limitations will change as the statute, rules, regulations or orders (or, if applicable, interpretations) change, and no shareholder vote will be required or sought.

Except for restriction (2), if a percentage restriction is adhered to at the time of investment, a later increase in percentage resulting from a change in market value of the investment or the total assets will not constitute a violation of that restriction. With respect to restriction (2), if the limitations are exceeded as a result of a change in market value, then a Fund will reduce the amount of borrowings within three days thereafter to the extent necessary to comply with the limitations (not including Sundays and holidays).

For purposes of applying restriction (5) above, a Fund may not make loans to other persons, except through (i) the purchase of debt securities permissible under a Fund’s investment policies, (ii) repurchase agreements, or (iii) the lending of portfolio securities, provided that no such loan of portfolio securities may be made by a Fund if, as a result, the aggregate of such loans would exceed 33-1/3% of the value of such Fund’s total assets.

For purposes of restriction (7) above for each Fund, any terms not defined in this SAI have the meanings prescribed to them in the Funds' prospectus.

The foregoing fundamental policies of each Fund may not be changed without the affirmative vote of the majority of the outstanding voting securities of a Fund. The 1940 Act defines a majority vote as the vote of the lesser of (i) 67% or more of the voting securities represented at a meeting at which more than 50% of the outstanding securities are represented; or (ii) more than 50% of the outstanding voting securities. With respect to the submission of a change in an investment policy to the holders of outstanding voting securities of a Fund, such matter shall be deemed to have been effectively acted upon with respect to a Fund if a majority of the outstanding voting securities of such Fund vote for the approval of such matter, notwithstanding that such matter has not been approved by the holders of a majority of the outstanding voting securities of any other series of the Trust affected by such matter.

In addition to the foregoing fundamental policies, the Funds are also subject to strategies and policies discussed herein which, unless otherwise noted, are non-fundamental policies and may be changed by the Board of Trustees.

Investment Strategies

The following information supplements the discussion of each Fund’s investment objective, policies and strategies that appear in the Prospectus.

Each Fund seeks to provide investment results, before fees and expenses, that correspond to the performance of futures contracts that reference its Sports Performance Index. Each Fund seeks to achieve its investment objective primarily through exposure to its Sports Performance Index, a non-investable index that measures the cumulative performance of the Fund’s respective NHL team throughout the regular season and post-season for a given year using a transparent, points-based system based on official league statistics. Each Fund obtains this exposure through cash-settled Futures Contracts and Collateral Investments. No Fund invests directly in prediction markets, event contracts or other instruments that provide exposure to individual sporting events or season-long outcomes or to investments that provide exposure to the financial performance of individual sports teams or leagues. Instead, each Fund seeks to benefit from increases in the price of its Futures Contracts.

Types of Investments

Collateral Investments

In seeking to achieve their investment objectives, and for serving as margin for the Funds’ investments in Sports Performance-Linked Instruments, the Funds may invest all or part of their assets in cash or cash equivalents, which include, but are not limited to, the following:

(1)       The Funds may invest in U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest, which are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities. U.S. government securities include securities that are issued or guaranteed by the United States Treasury, by various agencies of the U.S. government, or by various instrumentalities that have been established or sponsored by the U.S. government. U.S. Treasury securities are backed by the “full faith and credit” of the United States. Securities issued or guaranteed by federal agencies and U.S. government-sponsored instrumentalities may or may not be backed by the full faith and credit of the United States. Some of the U.S. government agencies that issue or guarantee securities include the Export-Import Bank of the United States, the Farmers Home Administration, the Federal Housing Administration, the Maritime Administration, the Small Business Administration and the Tennessee Valley Authority. An instrumentality of the U.S. government is a government agency organized under federal charter with government supervision. Instrumentalities issuing or guaranteeing securities include, among others, the Federal Home Loan Banks, the Federal Land Banks, the Central Bank for Cooperatives, Federal Intermediate Credit Banks and Federal National Mortgage Association. In the case of those U.S. government securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the security for ultimate repayment, and may not be able to assert a claim against the United States itself in the event that the agency or instrumentality does not meet its commitment. The U.S. government, its agencies and instrumentalities do not guarantee the market value of their securities, and consequently, the value of such securities may fluctuate.

(2)       The Funds may invest in certificates of deposit issued against funds deposited in a bank or savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. If such certificates of deposit are non-negotiable, they will be considered illiquid securities and be subject to the Funds’ 15% restriction on investments in illiquid securities. Pursuant to the certificate of deposit, the issuer agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Under current FDIC regulations, the maximum insurance payable as to any one certificate of deposit is $250,000; therefore, certificates of deposit purchased by the Funds may not be fully insured. The Funds may only invest in certificates of deposit issued by U.S. banks with at least $1 billion in assets.

(3)       The Funds may invest in bankers’ acceptances, which are short-term credit instruments used to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset, or it may be sold in the secondary market at the going rate of interest for a specific maturity.

(4)       The Funds may invest in bank time deposits, which are monies kept on deposit with banks or savings and loan associations for a stated period of time at a fixed rate of interest. There may be penalties for the early withdrawal of such time deposits, in which case the yields of these investments will be reduced.

(5)       The Funds may invest in commercial paper, which are short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Funds and a corporation. There is no secondary market for the notes. However, they are redeemable by a Fund at any time. The Funds’ portfolio managers will consider the financial condition of the corporation (e.g., earning power, cash flow and other liquidity ratios) and will continuously monitor the corporation’s ability to meet all of its financial obligations, because the Funds’ liquidity might be impaired if the corporation were unable to pay principal and interest on demand. The Funds may invest in commercial paper only if it has received the highest rating from at least one nationally recognized statistical rating organization or, if unrated, judged by Volatility Shares to be of comparable quality.

(6)        The Funds may invest in shares of investment companies that invest in high-quality securities that are subject to management fees and other expenses. Therefore, investments in these funds will cause the Funds to bear indirectly a proportional share of the fees and costs of the funds in which they invest. At the same time, the Funds will continue to pay their own management fees and expenses with respect to all of their assets, including any portion invested in the shares of such fund. It is possible to lose money by investing in investment companies that invest in high-quality securities.

(7)       The Funds may invest in corporate debt securities, as consistent with their investment objective and policies. Corporate debt may be rated investment-grade or below investment-grade and may carry variable or floating rates of interest. Some corporate debt securities that are rated below investment-grade generally are considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. The Funds could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it is due.

Futures Contracts

Each Fund intends to enter into cash-settled Futures Contracts as the “buyer.” In simplest terms, in a cash-settled futures market the counterparty pays cash to the buyer if the price of a futures contract goes up, and the buyer pays cash to the counterparty if the price of the futures contract goes down. In order to maintain its exposure to its Sports Performance Index, each Fund intends to exit its futures contracts as they near expiration and replace them with new futures contracts with a later expiration date. Futures contracts with a longer term to expiration may be priced higher than futures contracts with a shorter term to expiration, a relationship called “contango.” When rolling futures contracts that are in contango, a Fund will close its long position by selling the shorter-term contract at a relatively lower price and buying a longer-dated contract at a relatively higher price. The presence of contango will adversely affect the performance of a Fund. Conversely, futures contracts with a longer term to expiration may be priced lower than futures contracts with a shorter term to expiration, a relationship called “backwardation.” When rolling long futures contracts that are in backwardation, a Fund will close its long position by selling the shorter-term contract at a relatively higher price and buying a longer-dated contract at a relatively lower price. The presence of backwardation may positively affect the performance of a Fund. Further, the returns of a Fund’s Futures Contracts may differ from that of the Fund’s Sports Performance Index due to divergence in prices or the costs associated with investing in futures contracts, which may negatively impact a Fund’s returns.

Each Fund expects to gain exposure to the return of its Sports Performance Index by investing a portion of its assets in the Subsidiary, a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands and advised by Volatility Shares. Each Fund invests in Futures Contracts indirectly via the Subsidiary. The Subsidiary and the Fund will have the same investment adviser and investment objective. The Subsidiary will also follow the same general investment policies and restrictions as the Fund. Except as noted herein, for purposes of this SAI, references to a Fund’s investment strategies and risks include those of the Subsidiary. Each Fund complies with the provisions of the 1940 Act governing investment policies and capital structure and leverage on an aggregate basis with the Subsidiary. Furthermore, the Adviser, as the investment adviser to the Subsidiary, complies with the provisions of the 1940 Act relating to investment advisory contracts as it relates to its advisory agreement with the Subsidiary. The Subsidiary also complies with the provisions of the 1940 Act relating to affiliated transactions and custody. Because each Fund intends to qualify for treatment as a RIC under the Code, the size of each Fund’s investment in the Subsidiary will not exceed 25% of the Fund’s total assets at each quarter end of the Fund’s fiscal year. At other times of the year, a Fund’s investments in the Subsidiary will significantly exceed 25% of the Fund’s total assets. The Subsidiary’s custodian is U.S. Bank, N.A.

Each Fund seeks to remain fully invested at all times in Futures Contracts, Collateral Investments and/or Other Investments that, in combination, produce investment results that, before fees and expenses, provide exposure to the returns of its Sports Performance Index.

The Subsidiaries

Each Fund will invest a portion of its total assets in its Subsidiary. Only the Subsidiary, not the Fund directly, will invest in Futures Contracts. Because a Fund may invest a substantial portion of its assets in the Subsidiary, which may hold certain of the investments described in the Prospectus and this SAI, the Fund may be considered to be investing indirectly in those investments through the Subsidiary. Therefore, except as otherwise noted, for purposes of this disclosure, references to a Fund’s investments may also be deemed to include the Fund’s indirect investments through the Subsidiary.

Each Subsidiary is not registered under the 1940 Act and is not directly subject to its investor protections, except as noted in the Prospectus or this SAI. However, each Subsidiary is wholly owned and controlled by its respective Fund and is advised by Volatility Shares. The Trust’s Board of Trustees has oversight responsibility for the investment activities of each Fund, including its investment in the Subsidiary, and the Fund’s role as the sole shareholder of the Subsidiary. Volatility Shares receives no additional compensation for managing the assets of the Subsidiary. Each Subsidiary will also enter into separate contracts for the provision of custody, transfer agency, and accounting agent services with the same service providers or with affiliates of the same service providers that provide those services to the Fund.

Changes in the laws of the United States (where the Funds are organized) and/or the Cayman Islands (where the Subsidiaries are incorporated) could prevent the Funds and/or the Subsidiaries from operating as described in the Prospectus and this SAI and could negatively affect the Funds and their shareholders. For example, the Cayman Islands currently does not impose certain taxes on the Subsidiaries, including income and capital gains tax, among others. If Cayman Islands laws were changed to require the Subsidiaries to pay Cayman Islands taxes, the investment returns of the Funds would likely decrease.

The financial statements of each Subsidiary will be consolidated with its respective Fund’s financial statements in the Fund’s Annual and Semi-Annual Reports.

Other Investments

In order to help a Fund meet its investment objective by maintaining the desired level of exposure to its respective reference asset, maintain its tax status as a RIC on days in and around quarter-end, meet its investment objective when the relevant futures contracts are unavailable for investment (for example, due to position limits, accountability levels, or exchange or FCM margin rates), or because of liquidity or other constraints, each Fund may invest in the following:

●	Reverse Repurchase Agreements

The Funds may invest in reverse repurchase agreements which are a form of borrowing in which a Fund sells portfolio securities to financial institutions and agrees to repurchase them at a mutually agreed upon date and price that is higher than the original sale price, and use the proceeds for investment purchases.

As a result of the Funds repurchasing the securities at a higher price, the Fund will lose money by engaging in reverse repurchase agreement transactions.

As noted above, because the Funds intend to qualify for treatment as a RIC under the Code, the size of the Fund’s investment in the Subsidiary will not exceed 25% of the Fund’s total assets at or around each quarter end of a Fund’s fiscal year (the “Asset Diversification Test”). At other times of the year, a Fund’s investments in the Subsidiary will significantly exceed 25% of the Fund’s total (or gross) assets.

When a Fund seeks to reduce its total assets exposure to the Subsidiary, it may use the short term Treasury Bills it owns (and purchase additional Treasury Bills as needed) to transact in reverse repurchase agreement transactions, which are ostensibly loans to the Fund. Those loans will increase the gross assets of a Fund, which the Adviser expects will allow the Fund to meet the Asset Diversification Test. When a Fund enters into a reverse repurchase agreement, it will either (i) be consistent with Section 18 of the 1940 Act and maintain asset coverage of at least 300% of the value of the reverse repurchase agreement; or (ii) treat the reverse repurchase agreement transactions as derivative transactions for purposes of Rule 18f 4 under the 1940 Act (“Rule 18f 4”), including as applicable, the value at risk based limit on leverage risk.

●	Other Investment Companies

The Funds may invest in investment companies registered under the 1940 Act. They include mutual funds and also open-end investment companies whose shares are listed on a national securities exchange (“ETFs”). An ETF is similar to a traditional mutual fund, but trades at different prices during the day on a security exchange like a stock. The Funds’ investments in ETFs involves duplication of advisory fees and other expenses since the Funds will be investing in another investment company. To the extent a Fund invests in ETFs which focus on a particular market segment or industry, the Fund will also be subject to the risks associated with investing in those sectors or industries. The shares of the ETFs in which a Fund may invest will be listed on a national securities exchange and the Fund will purchase or sell these shares on the secondary market at its current market price, which may be more or less than its net asset value per share.

●	Exchange-traded option contracts on a Sports Performance Index or Other Investment Companies

The Funds may invest in exchange-listed option contracts on a Sports Performance Index or Other Investment Companies that invest in similar assets to those in which such Fund or its Subsidiary may invest.

●	Physically-Settled Options

By buying a call option, the Fund has the right, in return for a premium paid during the term of the option, to buy the asset underlying the option at the exercise price. By writing (selling) a call option the Fund becomes obligated during the term of the option to sell the asset underlying the option at the exercise price if the option is exercised; conversely, by buying a put option, the Fund has the right, in return for a premium paid during the term of the option, to sell the asset underlying the option at the exercise price. By writing a put option, the Fund becomes obligated during the term of the option to purchase the asset underlying the option at the exercise price if the option is exercised.

●	Cash-Settled Options

Cash-settled options give the holder (purchaser) of an option the right to receive an amount of cash upon exercise of the option. Receipt of this cash amount will depend upon the value of the underlying asset (or closing level of the index, as the case may be) upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the level at which the exercise price of the option is set. The amount of cash received, if any, will be the difference between the value of the underlying asset (or closing price level of the index, as the case may be) and the exercise price of the option, multiplied by a specified dollar multiple. The writer (seller) of the option is obligated, in return for the premiums received from the purchaser of the option, to make delivery of this amount to the purchaser. All settlements of index options transactions are in cash. Exercise of Options During the term of an option on securities, the writer may be assigned an exercise notice by the broker-dealer through whom the option was sold. The exercise notice would require the writer to deliver, in the case of a call, or take delivery of, in the case of a put, the underlying asset against payment of the exercise price (or, in certain types of options, make a cash equivalent payment). This obligation terminates upon expiration of the option, or at such earlier time that the writer effects a closing purchase transaction by purchasing an option covering the same underlying asset and having the same exercise price and expiration date as the one previously sold. Once an option has been exercised, the writer may not execute a closing purchase transaction.

●	Cleared Options

In the case of cleared options, in order to secure the obligation to deliver the underlying asset in the case of a call option, the writer of a call option is required to deposit in escrow the underlying asset or other assets in accordance with the rules of the OCC, a clearing agency created to interpose itself between buyers and sellers of options. The OCC assumes the other side of every purchase and sale transaction on an exchange and, by doing so, guarantees performance by the other side of the transaction. Pursuant to relevant regulatory requirements, the Fund is required to agree in writing to be bound by the rules of the OCC. The principal reason for the Fund to write call options on assets held by the Fund is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the underlying assets alone. If the Fund that writes an option wishes to terminate the Fund’s obligation, the Fund may effect a “closing purchase transaction.” The Fund accomplishes this by buying an option of the same series as the option previously written by the Fund. The effect of the purchase is that the writer’s position will be cancelled by the OCC. However, a writer may not effect a closing purchase transaction after the writer has been notified of the exercise of an option. Likewise, the Fund which is the holder of an option may liquidate its position by effecting a “closing sale transaction.” The Fund accomplishes this by selling an option of the same series as the option previously purchased by the Fund. There is no guarantee that either a closing purchase or a closing sale transaction can be effected. If any call or put option is not exercised or sold, the option will become worthless on its expiration date. The Fund will realize a gain (or a loss) on a closing purchase transaction with respect to a call or a put option previously written by the Fund if the premium, plus commission costs, paid by the Fund to purchase the call or put option to close the transaction is less (or greater) than the premium, less commission costs, received by the Fund on the sale of the call or the put option. The Fund also will realize a gain if a call or put option which the Fund has written lapses unexercised, because the Fund would retain the premium.

●	Swaps that reference Futures Contracts, Other Investment Companies or the Sports Performance Index

The Funds may invest in cash-settled swap agreements referencing Futures Contracts, Other Investment Companies or the Sports Performance Index. Swap contracts are transactions entered into primarily with major global financial institutions for a specified period ranging from a day to more than one year. In a swap transaction, a Fund and a counterparty will agree to exchange or “swap” payments based on the change in value of an underlying asset or benchmark.

●	General

The Funds may enter into cash-settled swaps and other derivatives to gain exposure to an underlying asset without actually purchasing such asset. Swaps are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on a particular pre-determined interest rate, commodity, security, indexes, or other assets or measurable indicators. The gross return to be exchanged or “swapped” between the parties is calculated with respect to a “notional amount,” e.g., the return on, or the increase/decrease in, value of a particular dollar amount invested in the reference asset

The Funds may enter into swaps to invest in a market without owning or taking physical custody of securities. For example, in one common type of total return swap, a Fund’s counterparty will agree to pay the Fund the rate at which the specified asset or indicator increased in value multiplied by the relevant notional amount of the swap. A Fund will agree to pay to the counterparty an interest fee (based on the notional amount) and the rate at which the specified asset or indicator decreased in value multiplied by the notional amount of the swap, plus, in certain instances, commissions or trading spreads on the notional amount. As a result, the swap has a similar economic effect as if a Fund were to invest in the assets underlying the swap in an amount equal to the notional amount of the swap. The return to a Fund on such swap should be the gain or loss on the notional amount plus dividends or interest on the assets less the interest paid by the Fund on the notional amount. However, unlike cash investments in the underlying assets, a Fund will not be an owner of the underlying assets and will not have voting or similar rights in respect of such assets.

The Adviser, under the supervision of the Board, is responsible for determining and monitoring the liquidity of each Fund’s transactions in swaps. Certain Funds may enter into any of several types of swaps, including:

●	Total Return Swaps. Total return swaps may be used either as economically similar substitutes for owning the reference asset specified in the swap, such as the securities that comprise a given market index, particular securities or commodities, or other assets or indicators. They also may be used as a means of obtaining exposure in markets where the reference asset is unavailable or it may otherwise be impossible or impracticable for a Fund to own that asset. “Total return” refers to the payment (or receipt) of the total return on the underlying reference asset, which is then exchanged for the receipt (or payment) of an interest rate. Total return swaps provide a Fund with the additional flexibility of gaining exposure to a market or sector index in a potentially more economical way.

●	Interest Rate Swaps. Interest rate swaps, in their most basic form, involve the exchange by a Fund with another party of their respective commitments to pay or receive interest. For example, a Fund might exchange its right to receive certain floating rate payments in exchange for another party’s right to receive fixed rate payments. Interest rate swaps can take a variety of other forms, such as agreements to pay the net differences between two different interest indexes or rates. Despite their differences in form, the function of interest rate swaps is generally the same: to increase or decrease a Fund’s exposure to long- or short-term interest rates. For example, a Fund may enter into an interest rate swap to preserve a return or spread on a particular investment or a portion of its portfolio or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date.

●	Commodity Swaps. Certain Funds also may invest in commodity swaps. Commodity swaps may be used either as substitutes for owning a specific physical commodities or as a means of obtaining exposure in markets where a reference commodity is unavailable or may otherwise be impossible or impracticable for a Fund to own that asset. Most swaps entered into by a Fund calculate and settle the obligations of the parties to the agreement on a “net basis” with a single payment. Consequently, a Fund’s current obligations (or rights) under a swap will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). Premium (discount) payments as well as periodic payments (receipts) related to the interest leg of the swap or to the default of the reference entity. A Fund’s obligations under most swaps will be accrued daily (offset against any amounts owed to the Fund by the counterparty to the swap). However, typically no payments will be made until the settlement date. Swaps that cannot be terminated in the ordinary course of business within seven days at approximately the amount a Fund has valued the asset may be considered to be illiquid for purposes of the Fund’s illiquid investment limitations.

Illiquid Investments

Pursuant to Rule 22e-4 under the 1940 Act, a Fund may not acquire any “illiquid investment” if, immediately after the acquisition, a Fund would have invested more than 15% of its net assets in illiquid investments that are assets. An “illiquid investment” is any investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Illiquid investments include repurchase agreements with a notice or demand period of more than seven days, certain stripped mortgage-backed securities, certain municipal leases, certain over-the-counter derivative instruments, securities and other financial instruments that are not readily marketable, and restricted securities unless, based upon a review of the relevant market, trading and investment-specific considerations, those investments are determined not to be illiquid. The Funds have implemented liquidity risk management programs and related procedures to identify illiquid investments pursuant to Rule 22e-4, and the Board of Trustees has approved the designation of the Adviser to administer the Funds’ liquidity risk management programs and related procedures. In determining whether an investment is an illiquid investment, the Adviser will take into account actual or estimated daily transaction volume of an investment, group of related investments or asset class and other relevant market, trading, and investment-specific considerations. In addition, in determining the liquidity of an investment, the Adviser must determine whether trading varying portions of a position in a particular portfolio investment or asset class, in sizes that a Fund would reasonably anticipate trading, is reasonably expected to significantly affect its liquidity, and if so, the Fund must take this determination into account when classifying the liquidity of that investment or asset class.

In addition to actual or estimated daily transaction volume of an investment, group of related investments or asset class and other relevant market, trading, and investment-specific considerations, the following factors, among others, will generally impact the classification of an investment as an “illiquid investment”: (i) any investment that is placed on the Adviser’s restricted trading list; and (ii) any investment that is delisted or for which there is a trading halt at the close of the trading day on the primary listing exchange at the time of classification (and in respect of which no active secondary market exists). Investments purchased by a Fund that are liquid at the time of purchase may subsequently become illiquid due to these and other events and circumstances. If one or more investments in a Fund’s portfolio become illiquid, such Fund may exceed the 15% limitation in illiquid investments. In the event that changes in the portfolio or other external events cause a Fund to exceed this limit, such Fund must take steps to bring its illiquid investments that are assets to or below 15% of its net assets within a reasonable period of time. This requirement would not force a Fund to liquidate any portfolio instrument where such Fund would suffer a loss on the sale of that instrument.

Federal Income Tax Treatment of Exchange-Listed Commodity Futures, and Investments in the Subsidiary

Each Subsidiary’s transactions in exchange-listed commodity futures contracts will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by such Subsidiary (i.e., may affect whether gains or losses are ordinary or capital, or short-term or long-term), may accelerate recognition of income to such Subsidiary and may defer Subsidiary losses. Because each Subsidiary is a controlled foreign corporation for U.S. federal income tax purposes, this treatment of the Subsidiary’s income will affect the income the related Fund must recognize. These rules could, therefore, affect the character, amount and timing of distributions to shareholders. These provisions also (a) may require a Subsidiary to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out), and (b) may cause a Subsidiary and the related Fund to recognize income without the Fund receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement for qualifying to be taxed as a regulated investment company and the distribution requirement for avoiding excise taxes.

Each Fund intends to treat any income it may derive from Futures Contracts received by its Subsidiary as “qualifying income” under the provisions of the Code applicable to RICs. The IRS has issued numerous private letter rulings (“PLRs”) provided to third parties not associated with the Funds or any affiliate of a Fund (which only those third parties may rely on as precedent) concluding that similar arrangements resulted in qualifying income. Many of such PLRs have now been revoked by the IRS. In March of 2019, the IRS published Regulations that concluded that income from a corporation similar to the Subsidiaries would be qualifying income, if the income is related to the Fund’s business of investing in stocks or securities. Although the Regulations do not require distributions from any Subsidiary, each Fund intends to cause its Subsidiary to make distributions that would allow the Fund to make timely distributions to its shareholders. Each Fund generally will be required to include in its own taxable income the income of its Subsidiary for a tax year, regardless of whether the Fund receives a distribution of its Subsidiary’s income in that tax year, and this income would nevertheless be subject to the distribution requirement for qualification as a regulated investment company and would be taken into account for purposes of the 4% excise tax.

CFTC Regulation

Derivatives exchanges in the United States are subject to regulation under the CEA, by the CFTC, the governmental agency having responsibility for regulation of derivatives exchanges and trading on those exchanges. Following the adoption of the Dodd-Frank Act, the CFTC also has authority to regulate OTC derivatives markets, including certain OTC foreign exchange markets. The CFTC has exclusive authority to designate exchanges for the trading of specific futures contracts and to prescribe rules and regulations of the marketing of each. The CFTC also regulates the activities of “commodity pool operators” and the CFTC has adopted regulations with respect to certain of such persons’ activities. Pursuant to authority in the CEA, the NFA has been formed and registered with the CFTC as a registered futures association. At the present time, the NFA is the only self-regulatory organization for commodities professionals other than exchanges. As such, the NFA promulgates rules governing the conduct of commodity professionals and disciplines those professionals that do not comply with such standards. The CFTC has delegated to the NFA responsibility for the registration of commodity pool operators and commodity trading advisors, among others.

Volatility Shares is registered as a “commodity pool operator” with the NFA pursuant to the rules and regulations of the CFTC. Volatility Shares’ investment implementation may need to be modified, and commodity contract positions held by a Fund may have to be liquidated at disadvantageous times or prices, to avoid exceeding position limits established by the CFTC, potentially subjecting such Fund to substantial losses. As an NFA member Volatility Shares is subject to NFA standards relating to fair trade practices, financial condition, and consumer protection.

The CFTC may suspend, modify or terminate the registration of any registrant for failure to comply with CFTC rules or regulations. Suspension, restriction or termination of the Adviser’s registration as a commodity pool operator would prevent it, until such time (if any) as such registration were to be reinstated, from managing a Fund. Such an event could result in termination of the Fund.

The regulation of commodity transactions in the United States is a rapidly changing area of the law and is subject to ongoing modification by government, self-regulatory and judicial action. The effect of any future regulatory change on a Fund is impossible to predict, but could be substantial and adverse to such Fund.

Portfolio Turnover

Each Fund buys and sells portfolio securities in the normal course of its investment activities. The proportion of a Fund’s investment portfolio that is bought and sold during a year is known as the Fund’s portfolio turnover rate. A turnover rate of 100% would occur, for example, if a Fund bought and sold securities valued at 100% of its net assets within one year. A high portfolio turnover rate could result in the payment by a Fund of increased brokerage costs, expenses and taxes. As of the date of this prospectus, the Funds do not have an operating history and therefore turnover data is not available.

INVESTMENT RISKS

An investment in any of the Funds should be made with an understanding of the risks that an investment in such Fund’s shares entails, including the risk that the financial condition of the issuers of the equity securities or the general condition of the securities market may worsen and the value of the securities and therefore the value of the Funds may decline. A Fund may not be an appropriate investment for those who are unable or unwilling to assume the risks involved generally with such an investment. The past market and earnings performance of any of the securities included in a Fund is not predictive of their future performance.

Index-Linked Instruments are relatively new investments. They are subject to unique and substantial risks, and may be subject to significant price volatility. The value of an investment in a Fund could decline significantly and without warning, including to zero. You may lose the full value of your investment within a single day. If you are not prepared to accept significant and unexpected changes in the value of a Fund and the possibility that you could lose your entire investment in the Fund, you should not invest in the Fund.

The value of an investment in a Fund could decline significantly and without warning, including to zero. Shares will change in value, and you could lose money by investing in a Fund. You should be prepared to lose your entire investment. The Funds may not achieve their investment objectives.

Investment Strategy Risk. Each Fund, through its Subsidiary, invests primarily in Futures Contracts. The Funds do not invest directly in prediction markets, event contracts or other instruments that provide exposure to individual sporting event or season-long outcomes or to investments that provide exposure to the financial performance of individual sports teams or leagues. Instead, each Fund seeks to benefit from increases in the price of its Futures Contracts. The price of a Fund’s Futures Contracts may not be an accurate measure of the corresponding Sports Performance Index. Consequently, a Fund may perform differently from the performance of its Sports Performance Index. There can be no guarantee that the performance of a Fund’s Futures Contracts will be highly correlated to the performance of its Sports Performance Index. Transaction costs (including the costs associated with futures investing), position limits, the availability of counterparties and other factors may impact the cost and pricing of a Fund’s Futures Contracts and decrease the correlation between the performance of the Fund’s Futures Contracts and corresponding Sports Performance Index, over short- or long-term periods. In addition, the performance of back-month Futures Contracts of a Fund is likely to differ more significantly from the performance of the Fund’s Sports Performance Index. To the extent a Fund is invested in back-month Futures Contracts, the performance of such Fund should be expected to deviate more significantly from the performance of its Sports Performance Index. Moreover, because a Fund’s Sports Performance Index is uninvestable, such Fund can only gain exposure through futures contracts and other derivatives, and differences between the prices of those instruments and the levels of the corresponding Sports Performance Index may result in such Fund experiencing larger losses or smaller gains than would be implied by changes in its Sports Performance Index alone.

Sports Performance Risk. Each Fund’s investment strategy is inherently speculative. The value of Futures Contracts is derived from the statistical performance of a single professional sports team as measured by such Fund’s Sports Performance Index. Successfully investing in a Fund’s Futures Contracts requires that the team tracked by the Sports Performance Index perform well statistically over the course of a season, an outcome that is inherently uncertain and subject to numerous unpredictable variables, including player health, competitive dynamics, coaching decisions, and random variation in athletic performance. A Fund’s Sports Performance Index may decline in value, and there can be no assurance that the team tracked by the Sports Performance Index will perform at or above the levels implied by the prices of such Fund’s Futures Contracts at the time the Fund obtains exposure.

On-Ice Performance and Competitive Results Risk. Each Fund’s investment performance is linked to the on-ice statistical performance of a single NHL team during the regular season and, if applicable, the playoffs. The prices of a Fund’s Futures Contracts are expected to rise when the team performs well statistically and to fall when the team performs poorly. Competitive results in professional hockey are inherently unpredictable and can be influenced by factors entirely outside a team’s control, including the performance of opposing teams, referee calls, random puck bounces, weather affecting travel, and in-game injuries. A team may enter a season with high expectations based on roster strength, coaching hires, or offseason acquisitions, only to underperform due to chemistry issues, unexpected injuries to key players, player slumps, or tactical mismatches against divisional opponents. The NHL season extends over several months and includes 82 regular season games per team, during which even a strong team may experience prolonged losing streaks that cause material declines in a Fund’s Sports Performance Index. If the team fails to make the playoffs, the applicable Fund will not benefit from any potential uplift in index value that could accompany postseason success. Conversely, early playoff elimination could cause sharp declines in futures prices if the market had priced in deeper postseason performance. Because each Fund is concentrated in a single NHL team, there is no opportunity to offset poor on-ice performance by gaining exposure to a stronger team or a different sport.

Index Investing Risk. Each Fund is indirectly exposed to the risks of its Sports Performance Index through its investments in Futures Contracts and other Index-Linked Instruments. The Funds do not invest in the applicable Sports Performance Index, which are each an uninvestable index. The performance of a Fund’s Sports Performance Index will be very different from a portfolio of such Fund’s Futures Contracts.

The Sports Performance Index moves up or down based on officially reported statistics from every game, match, or event throughout the regular season and postseason. Positive statistical actions (e.g., goals scored, points earned) add value to the Sports Performance Index, while negative actions (e.g., opponent scoring, penalties or setbacks) subtract value. Poor statistical performance by a Fund’s applicable NHL team could have a significant negative impact on the level of the Fund’s Sports Performance Index and therefore the value of such Fund. In addition, unlike instruments that are based on tradable reference assets, a Fund’s Futures Contracts and Index-Linked Instruments are tied to an index that is not directly investable and, thus, have settlement prices based on the calculation of that index, not the price of a tradable asset.

Concentrated Single-Team Exposure Risk. Each Fund’s investment strategy results in concentrated exposure to a single professional sports team’s statistical performance as measured by its Sports Performance Index. Unlike diversified funds that spread risk across multiple asset classes, sectors, or issuers, each Fund’s performance is primarily driven by the statistical output of one team over the course of a season. As a result, each Fund is more susceptible to risks affecting that team, including player injuries, suspensions, trades, retirements, coaching changes, front-office turnover, league sanctions, labor disputes, lockouts, or other events that directly or indirectly influence the team’s on-ice statistical performance. This degree of concentration will likely increase volatility in a Fund’s NAV, heighten the likelihood of significant losses over short periods, and cause a Fund’s returns to diverge substantially from those of more diversified investments. Additionally, because each Fund is concentrated in a single team, it is inherently concentrated in a single professional sports league. This subjects each Fund to league-specific risks, including league-wide labor disputes, broad scandal, changes to the structure or rules of the league, or events that cause the cancellation or suspension of games. Each Fund has no ability to rotate exposure into a different team, sport, or league in response to adverse developments affecting the team to which it has exposure.

Insider Trading and Information Asymmetry Risk. Unlike securities markets, which are governed by well-established insider trading prohibitions under the Securities Exchange Act of 1934, the legal framework governing trading on the basis of material, non-public information in the context of commodity futures is less developed. While the CFTC has broad anti-manipulation and anti-fraud authority under the Commodity Exchange Act (“CEA”), specific rules and judicial precedent addressing what constitutes improper trading on non-public information in the context of sports-linked futures remain nascent. Certain individuals may possess material, non-public information that could affect the statistical performance of a Fund’s Sports Performance Index and, consequently, the prices of its Futures Contracts. Such individuals may include, without limitation, team coaches, players, trainers, team medical staff, front office personnel, referees, officials, league personnel, or sports data providers. For example, undisclosed injuries to key players or undisclosed lineup changes could materially affect the level of a Fund’s Sports Performance Index. Such persons could trade Futures Contracts or Fund Shares to profit from their informational advantage prior to public disclosure. There is no guarantee that exchanges, the CME, or the CFTC will successfully detect and prevent such trading, and a Fund has no means of preventing such individuals from purchasing or selling Fund Shares. The participation of informed insiders in the market for Futures Contracts can create adverse selection for other market participants and distort market prices. Because each Fund is concentrated in a single team, the impact of insider trading on each Fund may be more pronounced than in markets with broader diversification.

League Credibility and Sports Integrity Risk. Each Fund’s Sports Performance Index is calculated based on official league statistics derived from the games of a single professional sports team, and the integrity of those games is fundamental to the reliability of the Sports Performance Index. Efforts to interfere with the games of the applicable NHL team, including match-fixing, point-shaving, or referee manipulation, could materially affect the statistical data upon which a Fund’s Sports Performance Index is based, create significant uncertainty regarding index levels, and cause pronounced price volatility in Futures Contracts. Confirmed or suspected game interference may also prompt legislative or regulatory responses, including restrictions on sports-linked financial products or emergency rulemaking by the CFTC, that could restrict the listing or trading of Futures Contracts. Even widely publicized allegations of interference, absent actual misconduct, could undermine market confidence in a Fund’s Sports Performance Index and the futures contracts that reference it.

Gaming and State Regulatory Litigation Risk. Exchanges that list sports-linked financial instruments, including Futures Contracts, may be subject to legal challenges brought by state attorneys general, state gaming commissions, and other state-level actors asserting that such instruments constitute regulated gambling or gaming activity under state law, notwithstanding that such contracts are listed on a CFTC-regulated exchange. Such proceedings may assert that the listing of sports-linked contracts violates state gaming statutes, requires state gaming or sports wagering licenses, or constitutes an illegal gambling enterprise. These exchanges, and the CFTC in certain court filings, have asserted that the CEA and the CFTC’s exclusive jurisdiction over CFTC-regulated exchanges preempts state gaming regulations. There is no assurance that federal courts will rule in favor of federal preemption, and resolution may require years of litigation and potentially appellate review. An adverse ruling could result in the suspension or cessation of trading in Futures Contracts, material operational restrictions, significant financial penalties, or the effective loss of the ability to list sports-linked futures. Any of these outcomes could materially and adversely affect each Fund’s ability to achieve its investment objective and could result in significant losses.

Platform and Distribution Restriction Risk. Broker-dealers, registered investment adviser platforms, wirehouses, and other financial intermediaries may refuse to list, recommend, or permit purchases of Fund Shares through their platforms due to each Fund’s association with sports performance outcomes and the perception that such products are akin to sports wagering, regardless of each Fund’s legal status as a registered investment company under the 1940 Act. Certain intermediaries may permit only unsolicited purchases, prohibit financial advisers from recommending a Fund, or exclude a Fund from model portfolios entirely. These restrictions could limit each Fund’s accessible investor base, constrain assets under management, reduce secondary market liquidity, widen bid-ask spreads, and increase the likelihood that Fund Shares will trade at significant premiums or discounts to net asset value. Even if an intermediary initially permits distribution, it may subsequently restrict access in response to adverse regulatory developments, reputational concerns, or changes in compliance policies. If a significant number of intermediaries refuse to distribute Fund Shares, a Fund may be unable to achieve sufficient scale, which could increase such Fund’s expense ratio, reduce trading volume, and impair such Fund’s ability to operate effectively.

Novel Market Risk. Futures Contracts are a novel asset class with limited trading history. The market for Futures Contracts may not develop the depth, liquidity, or trading efficiency associated with more established futures markets, and its pricing may be influenced by factors unrelated to fundamental assessments of team performance, including speculative activity, behavioral biases, regulatory headlines, or concentrated participation by a limited number of traders. There is limited historical data on which to base expectations regarding future price behavior, volatility patterns, or the costs associated with maintaining exposure, and traditional risk metrics may not accurately capture the risks of investing in this market. There can be no assurance that the market for Futures Contracts will achieve or sustain the level of participation, liquidity, and price discovery necessary for each Fund to effectively pursue its investment objective.

Limited Price Discovery and Market Depth Risk. Because Futures Contracts are a newly created instrument class, the market may lack the depth, breadth, and participation necessary for reliable price discovery. Traditional commodity futures markets benefit from decades of participation by commercial hedgers, speculators, and arbitrageurs whose activities contribute to efficient pricing. The market for Futures Contracts is expected to have few, if any, natural commercial hedgers, and may be dominated by retail speculators, algorithmic traders, or a small number of institutional participants. This concentrated participation could result in prices that do not accurately reflect fair value, wider bid-ask spreads, and elevated intraday price volatility. In thin markets, even modest order flow from a Fund could move prices against a Fund, increasing transaction costs and reducing returns. There can be no assurance that the market for Futures Contracts will develop sufficient liquidity over time, and a Fund may be unable to establish or exit positions at prices a Fund considers favorable.

Seasonality and Offseason Risk. Each Fund’s Sports Performance Index resets to a standardized base value prior to the start of each sports season and has a defined life cycle that ends following the postseason. Because each Fund tracks a single team in a single sport, each Fund is tied to that sport’s competitive calendar and has no ability to diversify across sports or rotate into a sport that is in-season when the team’s sport is not. During the playing season, a Fund’s Sports Performance Index moves in real-time based on officially reported game statistics, and the prices of such Fund’s Futures Contracts are expected to reflect both the current index level and market expectations regarding future team performance. During the offseason, however, such Fund’s Sports Performance Index will not move because no games are being played, and such Fund’s exposure to its Futures Contracts will behave differently than during the playing season. Each Fund anticipates maintaining exposure to its Futures Contracts during the offseason. Although the underlying index will be static during this period, the prices of a Fund’s Futures Contracts may still fluctuate based on market expectations regarding the respective team’s prospects for the upcoming season, including coaching changes, player trades, draft picks, free agent signings, injury recovery timelines, training camp developments, and other factors that affect the market’s assessment of the team’s likely statistical performance. However, because the index itself is not moving during the offseason, the magnitude of futures price movements may be reduced relative to the playing season, and the relationship between futures prices and the underlying index level may be less predictable. There can be no assurance that a Fund’s offseason futures holdings will appreciate in value, and a Fund may experience losses during the offseason if market sentiment regarding the team’s upcoming season deteriorates. In addition, there can be no assurance that Futures Contracts will be available in sufficient volume or at favorable pricing during the offseason or at the start of a new season.

League Discontinuation, Lockout, or Strike Risk. Each Fund’s ability to invest in its Futures Contracts depends on the continued operation of the NHL and the playing of scheduled games. Labor disputes between the NHL and its players’ union could result in a lockout or strike that suspends or cancels all or a significant portion of a season. The NHL has previously experienced work stoppages, including a full-season cancellation in 2004-2005. During any such period, no games would be played, the Sports Performance Index would not generate data, and trading in Futures Contracts could be suspended or severely impaired. A Fund would be unable to pursue its investment strategy during such a period, may be forced to liquidate positions at disadvantageous prices, and could experience substantial losses. Even after a labor dispute is resolved, the shortened or restructured season could materially change the statistical patterns underlying the index methodology. In addition, force majeure events such as a pandemic, natural disaster, or other circumstances beyond the control of the league could cause widespread game cancellations or delays. There can be no assurance that the league will not experience a work stoppage or other extended interruption during a Fund’s investment period, or that a Fund will be able to recover any losses incurred as a result of such events.

Index Provider and Data Dependency Risk. Each Fund’s Sports Performance Index is maintained and calculated by a single Index Provider, FutureSports. If the Index Provider were to experience operational failures, cease operations, lose its data feed from the applicable sports league, experience a cybersecurity breach, or otherwise become unable to calculate a Fund’s Sports Performance Index, Futures Contracts may have no reliable reference value, which could materially and adversely affect the value of such Fund. In addition, each Fund’s Sports Performance Index is calculated solely on the basis of officially reported statistics from a single sports league. The league serves as the data source but does not participate in index determination or governance. If the league were to report incorrect statistics, issue post-game corrections, change how it reports or categorizes statistics, delay reporting, or discontinue the provision of data to the Index Provider, the settlement prices of Futures Contracts could be based on erroneous or incomplete data. Furthermore, the Index Provider controls the methodology by which official statistics are translated into index points. If the Index Provider amends or discontinues its methodology, the behavior of a Fund’s Sports Performance Index could change materially and the futures market may not immediately price in such changes. A Fund’s Sports Performance Index is calculated in real-time while games are being played, which introduces latency, data-feed, and computational risks that differ from those associated with traditional financial indexes.

Trading Hours and Sporting Event Timing Risk. NHL games may occur during evening hours, on weekends, and on holidays when the Exchange is closed and when the market for Futures Contracts may have limited or no trading activity. Because a Fund’s Sports Performance Index moves in real-time while games are being played, material movements in such Sports Performance Index may occur during periods when investors are unable to buy or sell Shares or when Futures Contracts are not actively trading. As a result, the opening price of Shares and the prices of Futures Contracts on the next trading session may differ significantly from the prior session’s closing prices, potentially resulting in large gaps at the open. Shareholders may not be able to sell their Shares until after such a gap has been fully realized, resulting in an inability to mitigate losses in a declining market.

Futures Contracts Risk. Risks of futures contracts include: (i) an imperfect correlation between the value of the futures contract and the underlying asset; (ii) possible lack of a liquid secondary market; (iii) the inability to close a futures contract when desired; (iv) losses caused by unanticipated market movements, which may be unlimited; (v) an obligation for a Fund to make daily cash payments to maintain its required margin, particularly at times when a Fund may have insufficient cash; and (vi) unfavorable execution prices from rapid selling. Unlike equities, which typically entitle the holder to a continuing stake in a corporation, futures contracts normally specify a certain date for settlement in cash based on the reference asset. As the futures contracts approach expiration, they may be replaced by similar contracts that have a later expiration. This process is referred to as “rolling.” If the market for these contracts is in “contango,” meaning that the prices of futures contracts in the nearer months are lower than the price of contracts in the distant months, the sale of the near-term month contract would be at a lower price than the longer-term contract, resulting in a cost to “roll” the futures contract. The actual realization of a potential roll cost will be dependent upon the difference in price of the near and distant contract. Because the margin requirement for futures contracts is less than the value of the assets underlying the futures contract, futures trading involves a degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 40% of the value of the futures contract is deposited as margin, a subsequent 20% decrease in the value of the futures contract would result in a loss of half of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A decrease in excess of 40% would result in a loss exceeding the original margin deposit, if the futures contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount initially invested in the futures contract. However, a Fund would presumably have sustained comparable losses if, instead of investing in the futures contract, it had invested in the underlying financial instrument and sold it after the decline.

Additionally, significant and unpredictable increases in Futures Contracts margin rates relative to prevailing futures prices could result in a Fund not achieving its sought-after exposure to the performance of its Sports Performance Index. Further, if the market for Futures Contracts is in a period of contango, and if the performance of a Fund’s Sports Performance Index and the price of its Futures Contracts were to decline, a Fund would experience the negative impact of contango. The impact of backwardation or contango may cause the returns of a Fund to vary significantly from the total return of other price references. Additionally, in the event of a prolonged period of contango, and absent the impact of rising or falling pricing in a Fund’s Sports Performance Index, this could have a significant negative impact on a Fund’s NAV and total return.

Position Limits and Price Limits

The CFTC and various exchanges on which Futures Contracts trade have established position limits and price limits for Futures Contracts. Position limit regulation and price limit regulation serve distinct purposes and are regulated differently.

Position limits are designed to prevent excessive speculation that could cause sudden or unreasonable fluctuations in the price of a commodity. They limit the maximum number of contracts a person or entity can hold in a particular commodity.

Price limits are mechanisms to maintain orderly markets by restricting the price range within which futures contracts can trade during a trading session. They prevent extreme price movements that could disrupt market stability. Price limits are typically set as a percentage of the previous day’s settlement price. When price limits are hit, trading may be halted or expanded depending on the product and regulatory rules. Unlike position limits, price limits do not restrict the number of contracts a trader can hold but rather the price at which those contracts can be traded. When a price limit is hit, the market for Futures Contracts may temporarily halt until price limits can be expanded or trading may be stopped for the day.

If a Fund is unable to buy or sell Futures Contracts as a result of position limits being hit or price limits that result in a halted or closed market—or for other reasons including limited liquidity in the market for Futures Contracts, a disruption to the market for Futures Contracts, or as a result of margin requirements, accountability levels, or other limitations imposed by a Fund’s FCMs, the listing exchanges, or the CFTC—the Adviser would take such action as it believes appropriate and in the best interest of a Fund in consideration of the facts and circumstances at such time, including: (i) investing in Index-Linked Instruments that are not Futures Contracts; (ii) requiring that Authorized Participants purchase and redeem Creation Units through an exchange for related position (EFRP) method rather than in cash; (iii) applying increased Authorized Participant variable transaction fees for purchases or redemptions of Creation Units made in cash; or (iv) de-levering a Fund, relative to its investment objective, by an amount reflecting prevailing price limits. In addition, a Fund generally may suspend the issuance of Creation Units only for a limited time and only due to extraordinary circumstances, such as when the markets on which the ETF’s portfolio holdings are traded are closed for a limited period of time; that is to say, when a Fund is unable to increase its exposure to underlying assets.

Correlation Risk. The primary risks associated with the use of futures contracts are imperfect correlation between movements in the price of Futures Contracts, and the possibility of an illiquid market for a futures contract. Although a Fund intends to sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting a Fund to substantial losses. If trading is not possible, or if a Fund determines not to close a futures position in anticipation of adverse price movements, a Fund will be required to make daily cash payments of variation margin. The risk that a Fund will be unable to close out a futures position will be minimized by entering into such transactions on a national exchange with an active and liquid secondary market. In addition, although the counterparty to a futures contract is often a clearing organization, backed by a group of financial institutions, there may be instances in which the counterparty could fail to perform its obligations, causing significant losses to a Fund.

Counterparty Risk. Each Fund will not enter into any uncleared swap (i.e., not cleared by a central counterparty) unless the Adviser believes that the other party to the transaction is creditworthy. The counterparty to an uncleared swap will typically be a major global financial institution. Each Fund will be subject to credit risk with respect to the counterparties with which it enters into derivatives contracts and other transactions such as repurchase agreements or reverse repurchase agreements. A Fund’s ability to profit from these types of investments and transactions will depend on the willingness and ability of its counterparty to perform its obligations. If a counterparty fails to meet its contractual obligations, a Fund may be unable to terminate or realize any gain on the investment or transaction, resulting in a loss to a Fund. A Fund may experience significant delays in obtaining any recovery in an insolvency, bankruptcy, or other reorganization proceeding involving its counterparty (including recovery of any collateral posted by it) and may obtain only a limited recovery or may obtain no recovery in such circumstances. If a Fund holds collateral posted by its counterparty, it may be delayed or prevented from realizing on the collateral in the event of a bankruptcy or insolvency proceeding relating to the counterparty. Under applicable law or contractual provisions, including if a Fund enters into an investment or transaction with a financial institution and such financial institution (or an affiliate of the financial institution) experiences financial difficulties, a Fund may in certain situations be prevented or delayed from exercising its rights to terminate the investment or transaction or to realize on any collateral, which may result in the suspension of payment and delivery obligations of the parties under such investment or transactions or in another institution being substituted for that financial institution without the consent of a Fund. Further, a Fund may be subject to “bail-in” risk under applicable law whereby, if required by the financial institution’s authority, the financial institution’s liabilities could be written down, eliminated or converted into equity or an alternative instrument of ownership. A bail-in of a financial institution may result in a reduction in value of some or all of its securities and, if a Fund holds such securities or has entered into a transaction with such a financial security when a bail-in occurs, such Fund may also be similarly impacted. Upon entering into a cleared swap, a Fund is required to deposit with its FCM an amount of cash or cash equivalents equal to a small percentage of the notional amount (this amount is subject to change by the FCM or clearing house through which the trade is cleared). This amount, known as “initial margin,” is in the nature of a performance bond or good faith deposit on the cleared swap and is returned to a Fund upon termination of the swap, assuming all contractual obligations have been satisfied. Subsequent payments, known as “variation margin,” to and from the broker will be made daily as the price of the swap fluctuates, making the long and short position in the swap contract more or less valuable, a process known as “marking-to-market.” The premium (discount) payments are built into the daily price of the swap and thus are amortized through the variation margin. The variation margin payment also includes the daily portion of the periodic payment stream. A party to a cleared swap is subject to the credit risk of the clearing house and the FCM through which it holds its position. Credit risk of market participants with respect to cleared swaps is concentrated in a few clearing houses, and it is not clear how an insolvency proceeding of a clearing house would be conducted and what impact an insolvency of a clearing house would have on the financial system. An FCM is generally obligated to segregate all funds received from customers with respect to cleared swap positions from the FCM’s proprietary assets. However, all funds and other property received by an FCM from its customers are generally held by the FCM on a commingled basis in an omnibus account, and the FCM may invest those funds in certain instruments permitted under the applicable regulations. The assets of a Fund might not be fully protected in the event of the bankruptcy of a Fund’s FCM, because a Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the FCM’s customers for a relevant account class. Also, the FCM is required to transfer to the clearing house the amount of margin required by the clearing house for cleared swaps positions, which amounts are generally held in an omnibus account at the clearing house for all customers of the FCM. Regulations promulgated by the CFTC require that the FCM notify the clearing house of the amount of initial margin provided by the FCM to the clearing house that is attributable to each customer. However, if the FCM does not provide accurate reporting, a Fund is subject to the risk that a clearing house will use a Fund’s assets held in an omnibus account at the clearing house to satisfy payment obligations of a defaulting customer of the clearing member to the clearing house. In addition, if an FCM does not comply with the applicable regulations or its agreement with a Fund, or in the event of fraud or misappropriation of customer assets by an FCM, a Fund could have only an unsecured creditor claim in an insolvency of the FCM with respect to the margin held by the FCM.

Borrowing Risk. When a Fund borrows money, it must pay interest and other fees, which will reduce a Fund’s returns if such costs exceed the returns on the portfolio securities purchased or retained with such borrowings. Any such borrowings are intended to be temporary. However, under certain market conditions, including periods of low demand or decreased liquidity, such borrowings might be outstanding for longer periods of time. As prescribed by the 1940 Act, a Fund will be required to maintain specified asset coverage of at least 300% with respect to any bank borrowing immediately following such borrowing. A Fund may be required to dispose of assets on unfavorable terms if market fluctuations or other factors reduce a Fund’s asset coverage to less than the prescribed amount.

Termination and Default Risk. Certain of a Fund’s swap agreements contain termination provisions that, among other things, require a Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of a Fund’s net asset value over specific periods of time, which may or may not be exclusive of redemptions. If a Fund were to trigger such provisions and have open derivative positions, at that time counterparties to the swaps could elect to terminate such agreements and request immediate payment in an amount equal to the net liability positions, if any, under the relevant agreement.

Regulatory Margin. Regulators across the globe, including the CFTC and the U.S. banking regulators, have adopted margin requirements applicable to uncleared swaps. Uncleared swaps between a Fund and its counterparty are required to be marked-to-market on a daily basis, and collateral is required to be exchanged to account for any changes in the value of such swaps. The rules impose a number of requirements as to these exchanges of margin, including as to the timing of transfers, the type of collateral (and valuations for such collateral) and other matters that may be different than what a Fund would agree with its counterparty in the absence of such regulation. In all events, where a Fund is required to post collateral to its swap counterparty, such collateral will be posted to an independent bank custodian, where access to the collateral by the swap counterparty will generally not be permitted unless the relevant Fund is in default on its obligations to the swap counterparty. In addition to the variation margin requirements, regulators have adopted “initial” margin requirements applicable to uncleared swaps. Where applicable, these rules require parties to an uncleared swap to post, to a custodian that is independent from the parties to the swap, collateral (in addition to any “variation margin” collateral noted above) in an amount that is either (i) specified in a schedule in the rules or (ii) calculated by the regulated party in accordance with a model that has been approved by that party’s regulator(s). From time to time, the initial margin rules may apply to a Fund’s swap trading relationships. In the event that the rules apply to a Fund, they would impose significant costs on a Fund’s ability to engage in uncleared swaps and, as such, could adversely affect the Adviser’s ability to manage a Fund, may impair a Fund’s ability to achieve its investment objective and/or may result in reduced returns to a Fund’s investors.

Risks of Government Regulation of Derivatives. It is possible that government regulation of various types of derivative instruments, including futures and swap agreements, may limit or prevent a Fund from using such instruments as a part of its investment strategy, and could ultimately prevent a Fund from being able to achieve its investment objective. It is impossible to predict fully the effects of legislation and regulation in this area, but the effects could be substantial and adverse.

The regulation of derivatives in the U.S., the EU and other jurisdictions is a rapidly changing area of law and is subject to modification by government and judicial action. Recent legislative and regulatory reforms, including the Dodd-Frank Act, have resulted in new regulation of derivatives, including clearing, margin reporting, recordkeeping and registration requirements for certain types of derivatives. Because these requirements are new and evolving, and certain of the rules are not yet final, their ultimate impact remains unclear. New regulations could, among other things, restrict a Fund’s ability to engage in swap transactions (for example, by making certain types of swap transactions no longer available to a Fund) and/or increase the costs of such swap transactions (for example, by increasing margin or capital requirements), and a Fund may as a result be unable to execute its investment strategies in a manner that the Adviser might otherwise choose. There is a possibility of future regulatory changes altering, perhaps to a material extent, the nature of an investment in a Fund or the ability of a Fund to continue to implement its investment strategies.

Also, as described above, in the event of a counterparty’s (or its affiliate’s) insolvency, a Fund’s ability to exercise remedies could be stayed or eliminated under special resolution regimes adopted in the United States, the EU and various other jurisdictions. Such regimes provide government authorities with broad authority to intervene when a financial institution is experiencing financial difficulty and may prohibit a Fund from exercising termination rights based on the financial institution’s insolvency. In particular, in the EU, governmental authorities could reduce, eliminate or convert to equity the liabilities to a Fund of a counterparty experiencing financial difficulties (sometimes referred to as a “bail in”).

Funds that enter into derivatives transactions and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the 1940 Act are permitted to do so in accordance with Rule 18f-4 under the 1940 Act (“Rule 18f-4” or the “Derivatives Rule”). The Derivatives Rule defines the term “derivatives” to include short sales and forward contracts, such as TBA transactions, in addition to instruments traditionally classified as derivatives, such as swaps, futures, and option contracts. Rule 18f4 also regulates other types of leveraged transactions, such as reverse repurchase transactions and transactions deemed to be “similar to” reverse repurchase transactions, such as certain securities lending transactions in connection with which a Fund obtains leverage. Among other things, Rule 18f-4 prohibits a Fund from entering into these derivatives transactions except in accordance with the provisions of the Derivatives Rule. The Derivatives Rule requires, among other things, a Fund to adopt and implement a written “derivatives risk management program” and comply with limitations on risks relating to its derivatives transactions. The Derivatives Rule establishes limits on the derivatives transactions that a Fund may enter into based on the value-at-risk (“VaR”) of the Fund inclusive of derivatives. A Fund generally satisfies the limits under the Derivatives Rule if the VaR of its portfolio (inclusive of derivatives transactions) does not exceed 200% of the VaR of its “designated reference portfolio.” The “designated reference portfolio” is a representative unleveraged index or the Fund’s own portfolio absent derivatives holdings, as determined by such Fund’s derivatives risk manager (the person or persons appointed by the Fund’s board of directors/trustees responsible for administering the derivatives risk management program). This limits test is referred to as the “Relative VaR Test”. In addition, among other requirements, Rule 18f4 also requires a Fund to carry out enhanced reporting to the board of directors/trustees, the SEC and the public regarding a Fund’s derivatives activities. These requirements apply unless a Fund qualifies as a “limited derivatives user,” which the Derivatives Rule defines as a Fund that limits its derivatives exposure to 10% of its net assets. Each Fund complies with the requirements of Rule 18f4 in its use of derivatives instruments. It is possible that the limits and compliance costs imposed by the Derivatives Rule may adversely affect a Fund’s performance, efficiency in implementing its strategy, liquidity and/or ability to pursue its investment objective and may increase the costs associated with the operation of a Fund, which could adversely affect investors.

These and other new rules and regulations could, among other things, further restrict a Fund’s ability to engage in, or increase the cost to a Fund of, derivatives transactions, for example, by making some types of derivatives no longer available to a Fund, increasing margin or capital requirements, or otherwise limiting liquidity or increasing transaction costs. The implementation of the clearing requirement for certain swaps has increased the costs of derivatives transactions for a Fund, since a Fund has to pay fees to its clearing members and is typically required to post more margin for cleared derivatives than a Fund has historically posted for bilateral derivatives. The costs of derivatives transactions may increase further as clearing members raise their fees to cover the costs of additional capital requirements and other regulatory changes applicable to the clearing members. Certain aspects of these regulations are still being implemented, so their potential impact on a Fund and the financial system are not yet known. While the regulations and central clearing of some derivatives transactions are designed to reduce systemic risk (i.e., the risk that the interdependence of large derivatives dealers could cause them to suffer liquidity, solvency or other challenges simultaneously), there is no assurance that the mechanisms imposed under the regulations will achieve that result, and in the meantime, as noted above, central clearing, minimum margin requirements and related requirements expose a Fund to new kinds of risks and costs.

Rolling, Backwardation and Contango Risk. When purchasing stocks or bonds, the buyer acquires ownership in the security; however, buyers of futures contracts are not entitled to ownership of the underlying reference asset until and unless they decide to accept delivery at expiration of the contract. In practice, delivery of the underlying reference asset to satisfy a futures contract rarely occurs because most futures traders use the liquidity of the central marketplace to sell their exchange-traded futures contract before expiration. As futures contracts approach expiration, they may be replaced by similar contracts that have a later expiration. For example, a contract purchased and held in June 2025 may have an expiration date in August 2025. As this contract nears expiration, a long position in the contract may be replaced by selling the August 2025 contract and purchasing a contract expiring in September 2025. This process is referred to as “rolling.” The price of a futures contract is higher or lower than the spot price of the underlying asset when there is significant time to expiration of the contract due to various factors within the market. As a futures contract nears expiration, the futures price will tend to converge to the spot price. In some circumstances, the prices of some futures contracts with near-term expirations may be higher than the prices for futures contracts with longer-term expirations. This circumstance is referred to as “backwardation.” If the market for futures contracts is in “backwardation,” the sale of the near-term month contract would be at a higher price than the longer-term contract, and futures investors will earn positive returns. Conversely, a “contango” market is one in which the price of futures contracts in the near-term months are lower than the price of futures contracts in the longer-term months. If the market for futures contracts is in “contango,” it would create a cost to “roll” the futures contract. The actual realization of a potential roll cost will depend on the difference in price of the near and distant contracts. A Fund will not “roll” futures contracts on a predefined schedule as they approach expiration; instead the Adviser may determine to roll to another futures contract in an attempt to generate maximum yield. There can be no guarantee that such a strategy will produce the desired results.

Swaps Risk. The primary risks associated with the use of swaps are mispricing or improper valuation, imperfect correlation between movements in the notional amount and the price of the underlying investments, and the failure of a counterparty to perform. If a counterparty’s creditworthiness for an over-the-counter swap declines, the value of the swap would likely decline. Moreover, there is no guarantee that a Fund could eliminate its exposure under an outstanding swap by entering into an offsetting swap with the same or another party. In addition, a Fund may use a combination of swaps on an underlying index and swaps on an ETF that is designed to track the performance of that index. The performance of an ETF may deviate from the performance of its underlying index due to embedded costs and other factors. Thus, to the extent a Fund invests in swaps that use an ETF as the reference asset, that Fund may be subject to greater correlation risk and may not achieve as high a degree of correlation with its index as it would if a Fund used only swaps on the underlying index.

Cyber Security Risk. As the use of Internet technology has become more prevalent in the course of business, each Fund has become more susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause a Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause a Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to a Fund’s digital information systems through “hacking” or malicious software coding, but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of a Fund’s third party service providers, such as its administrator, transfer agent, custodian, or sub-adviser, as applicable, or issuers in which a Fund invests, can also subject a Fund to many of the same risks associated with direct cyber security breaches. Each Fund has established risk management systems designed to reduce the risks associated with cyber security. However, there is no guarantee that such efforts will succeed, especially because a Fund does not directly control the cyber security systems of issuers or third party service providers.

Exchange-Traded Funds Risk. A Fund may invest in shares of ETFs, which subjects it to the risks of owning the securities underlying the ETF, as well as the same structural risks faced by an investor purchasing shares of a Fund, including authorized participant concentration risk, market maker risk, premium/discount risk and trading issues risk. As a shareholder in another ETF, a Fund bears its proportionate share of the ETF’s expenses, subjecting Fund shareholders to duplicative expenses.

Failure to Qualify as a Regulated Investment Company Risk. If, in any year, a Fund fails to qualify as a regulated investment company under the applicable tax laws, a Fund would be taxed as an ordinary corporation. In such circumstances, a Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment. If a Fund fails to qualify as a regulated investment company, distributions to a Fund’s shareholders generally would be eligible for the dividends received deduction in the case of corporate shareholders.

Fund-of-Funds Risk. A Fund may invest in underlying ETFs to the extent permitted by applicable law, which could impact its performance. A Fund is subject to the risks of the underlying funds’ investments. In addition, a Fund’s shareholders will indirectly bear the expenses of the underlying funds, absorbing duplicative levels of fees with respect to investments in the underlying funds. In addition, at times certain segments of the market represented by the underlying funds may be out of favor and underperform other segments.

Inflation Risk. Inflation may reduce the intrinsic value of a Fund’s assets. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of a Fund’s assets can decline, as can the value of a Fund’s distributions.

Legislation and Litigation Risk. Legislation or litigation that affects the value of securities held by a Fund may reduce the value of a Fund. From time to time, various legislative initiatives are proposed that may have a negative impact on certain securities in which a Fund invests. In addition, litigation regarding any of the securities owned by a Fund may negatively impact the value of the Shares. Such legislation or litigation may cause a Fund to lose value or may result in higher portfolio turnover if the Adviser determines to sell such a holding.

Liquidity Risk. Whether or not the securities held by a Fund are listed on a securities exchange, the principal trading market for certain of the securities may be in the OTC market. As a result, the existence of a liquid trading market for such securities may depend on whether dealers will make a market in the securities. There can be no assurance that a market will be made for any of the securities, that any market for such securities will be maintained or that there will be sufficient liquidity of the securities in any markets made. The price at which such securities are held by a Fund will be adversely affected if trading markets for the securities are limited or absent.

Listing Standards Risk. Each Fund is required by the Exchange to comply with certain listing standards (which include certain investment parameters) in order to maintain its listing on the Exchange. Compliance with these listing standards may compel a Fund to sell securities at an inopportune time or for a price other than the security’s then-current market value. The sale of securities in such circumstances could limit a Fund’s profit or require a Fund to incur a loss, and as a result, such Fund’s performance could be impacted.

Market Events Risk. Turbulence in the economic, political and financial system has historically resulted, and may continue to result, in an unusually high degree of volatility in the capital markets. Both domestic and non-U.S. capital markets have been experiencing increased volatility and turmoil, with issuers that have exposure to the real estate, mortgage and credit markets particularly affected, and it is uncertain whether or for how long these conditions could continue. Reduced liquidity in equity, credit and fixed income markets may adversely affect many issuers worldwide. This reduced liquidity may result in less money being available to purchase raw materials, goods and services from emerging markets, which may, in turn, bring down the prices of these economic staples. It may also result in small or emerging market issuers having more difficulty obtaining financing, which may, in turn, cause a decline in their security prices. These events and possible continued market turbulence may have an adverse effect on a Fund.

In addition, local, regional or global events such as war, acts of terrorism, spread of infectious diseases or other public health issues, recessions, or other events could have a significant negative impact on a Fund and its investments. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. Such events could adversely affect the prices and liquidity of a Fund’s portfolio securities or other instruments and could result in disruptions in the trading markets. Any of such circumstances could have a materially negative impact on the value of a Fund’s Shares and result in increased market volatility. During any such events, a Fund’s Shares may trade at increased premiums or discounts to its NAV.

Health crises caused by the outbreak of infectious diseases or other public health issues may exacerbate other preexisting political, social, economic, market and financial risks. The impact of any such events could negatively affect the global economy, as well as the economies of individual countries or regions, the financial performance of individual companies, sectors and industries, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which a Fund invests and negatively impact a Fund’s investment return.

For example, an outbreak of a respiratory disease designated as COVID-19 was first detected in China in December 2019 and subsequently spread internationally. The transmission of COVID-19 and efforts to contain its spread have resulted in international, national and local border closings and other significant travel restrictions and disruptions, significant disruptions to business operations, supply chains and customer activity, event cancellations and restrictions, service cancellations, reductions and other changes, significant challenges in healthcare service preparation and delivery, and quarantines, as well as general concern and uncertainty that has negatively affected the economic environment. These impacts also have caused significant volatility and declines in global financial markets, which have caused losses for investors. The impact of this COVID-19 pandemic may be short term or may last for an extended period of time, and in either case could result in a substantial economic downturn or recession.

In addition, the operations of each Fund, the Adviser and each Fund’s other service providers may be significantly impacted, or even temporarily or permanently halted, as a result of government quarantine measures, voluntary and precautionary restrictions on travel or meetings and other factors related to a public health emergency, including its potential adverse impact on the health of any such entity’s personnel.

Portfolio Turnover Risk. A Fund may incur high portfolio turnover to manage a Fund’s investment exposure. Additionally, active market trading of a Fund’s shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of portfolio transactions increase brokerage and other transaction costs and may result in increased taxable capital gains. Each of these factors could have a negative impact on the performance of a Fund.

Tracking Error Risk. Tracking error is the divergence of a Fund’s performance from that of its Sports Performance Index or sought-after investment outcomes. Tracking error may occur because of imperfect correlation between a Fund’s holdings and the return of its Sports Performance Index, pricing differences, or the need to meet various regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error may also result because a Fund incurs fees and expenses while its Sports Performance Index does not.

MANAGEMENT OF THE FUNDS

Trustees and Officers

The general supervision of the duties performed for the Funds under the Investment Management Agreement is the responsibility of the Board of Trustees. There are four Trustees of the Trust, one of whom is an Interested Trustee and three of whom are Independent Trustees. The Trustees serve for indefinite terms until their resignation, death or removal. The Trustees set broad policies for the Funds, choose the Trust’s officers and hire the Funds’ investment adviser. Justin Young is deemed an Interested Trustee of the Trust due to his positions as President of the Adviser and Trustee, President and Chief Executive Officer of the Trust. The officers of the Trust manage its day-to-day operations, are responsible to the Board of Trustees and serve indefinite terms. The following is a list of the Trustees and executive officers of the Trust and a statement of their present positions and principal occupations during the past five years, the number of portfolios each Trustee oversees and the other directorships they have held during the past five years, if applicable.

Name, Address and Year of Birth	Position and Offices with Trust	Term of Office and Year First Elected or Appointed	Principal Occupations During Past 5 Years	Number of Portfolios in the Volatility Shares Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During the Past 5 Years
Independent Trustees
Stephen Yu 2000 PGA Blvd, Suite 4440, Palm Beach Gardens, FL 33408 Year of Birth: 1985	Trustee; Chairman of the Board	● Indefinite Term ● Since Inception	Vice President, Capital One Financial Corporation (2025 – Present); Vice President, Discover Financial Services (2024 – 2025); Director/Senior Director, Discover Financial Services (2018 – 2024)	21	None

Name, Address and Year of Birth	Position and Offices with Trust	Term of Office and Year First Elected or Appointed	Principal Occupations During Past 5 Years	Number of Portfolios in the Volatility Shares Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During the Past 5 Years
Anthony Ward 2000 PGA Blvd, Suite 4440, Palm Beach Gardens, FL 33408 Year of Birth: 1975	Trustee	● Indefinite Term ● Since Inception	Managing Director, Scotiabank (2022 – Present); Managing Director–Head of Counterparty Credit Risk IB, Credit Suisse (2021 – 2022); Managing Director–Dublin Branch Chief Risk Officer, Credit Suisse (2019 – 2021); Director–Global Markets Equities CRO/US Equities CRO, Credit Suisse (2015 – 2019)	[_]	None
Anthony Homsey 2000 PGA Blvd, Suite 4440, Palm Beach Gardens, FL 33408 Year of Birth: 1986	Trustee	● Indefinite Term ● Since Inception	Vice President–Insurance Partnerships, QuinStreet (2022 – Present); Senior Director–Strategic Partnerships, QuinStreet (2021 – 2022); Assistant Vice President–Digital Media, MAPFRE Insurance (2018 – 2021)	[_]	None
Interested Trustee(1) and Officers of the Trust
Justin Young 2000 PGA Blvd, Suite 4440 Palm Beach Gardens, FL 33408 Year of Birth: 1986	Interested Trustee, President and Chief Executive Officer (Principal Executive Officer)	● Indefinite Term ● Since Inception	Co-Founder, President of Volatility Shares LLC (2019 – Present); Managing Partner of Invest In Vol LLC (2017 – 2023)	[_]	None

Name, Address and Year of Birth	Position and Offices with Trust	Term of Office and Year First Elected or Appointed	Principal Occupations During Past 5 Years	Number of Portfolios in the Volatility Shares Fund Complex Overseen by Trustee	Other Trusteeships or Directorships Held by Trustee During the Past 5 Years
Chang Kim 2000 PGA Blvd, Suite 4440 Palm Beach Gardens, FL 33408 Year of Birth: 1984	Chief Compliance Officer, Treasurer (Principal Financial Officer and Principal Accounting Officer) and AML Compliance Officer	● Indefinite Term ● Since Inception	Chief Operating Officer and Chief Compliance Officer of Volatility Shares LLC (2022 – Present); Chief Investment Officer of Invest In Vol LLC (2022 – 2023); CEO of The Library Shop, Inc. (2021 – 2021); Portfolio Manager and COO at Global X Management Company LLC (2009 – 2020)	N/A	None
Barry Pershkow 2000 PGA Blvd, Suite 4440 Palm Beach Gardens, FL 33408 Year of Birth: 1966	Secretary	● Indefinite Term ● Since 2026	General Counsel of Volatility Shares LLC (2026 – Present); Partner, Chapman and Cutler LLP (2018 – 2026)	N/A	None
(1)	Justin Young is deemed to be an interested person of the Trust (as defined in the 1940 Act) because of his affiliation with the Adviser.

Unitary Board Leadership Structure

Each Trustee serves as a trustee overseeing all funds in the Volatility Shares Fund Complex, which is known as a “unitary” board leadership structure. Each Trustee is anticipated to serve as a trustee for future funds in the Volatility Shares Fund Complex. None of the Trustees who are not “interested persons” of the Trust, nor any of their immediate family members, have ever been a director, officer or employee of, or consultant to, Volatility Shares or any of its affiliates. Stephen Yu, an Independent Trustee, serves as the Chair of the Board of the Trust. It is anticipated that the unitary board structure will be adopted for the Volatility Shares Funds because of the efficiencies it achieves with respect to the governance and oversight of the Volatility Shares Fund Complex.

Annually, the Board of Trustees will review its governance structure and the committee structures, its performance and functions and any processes that would enhance board governance over the business of all funds in the Volatility Shares Fund Complex.

Board Committees

The Board of Trustees has established two standing committees (as described below) and has delegated certain of its responsibilities to those committees. The Board of Trustees and its committees meet throughout the year to oversee the activities of the Funds, review contractual arrangements with and the performance of service providers, oversee compliance with regulatory requirements and review Fund performance. The Independent Trustees are represented by independent legal counsel at all Board and committee meetings. Generally, the Board of Trustees acts by majority vote of the Trustees present at a meeting, assuming a quorum is present, unless otherwise required by applicable law.

The two standing committees of the Board of Trustees are the Nominating and Governance Committee and the Audit Committee.

The Nominating and Governance Committee is responsible for appointing and nominating non-interested persons to the Board of Trustees. Messrs. Homsey, Yu, and Ward are members of the Nominating and Governance Committee. If there is no vacancy on the Board of Trustees, the Board of Trustees will not actively seek recommendations from other parties, including shareholders. The Nominating and Governance Committee will not consider new trustee candidates who are 70 years of age or older or will turn 70 years old during the initial term. When a vacancy on the Board of Trustees occurs and nominations are sought to fill such vacancy, the Nominating and Governance Committee may seek nominations from those sources it deems appropriate in its discretion, including shareholders of the Funds. To submit a recommendation for nomination as a candidate for a position on the Board of Trustees, shareholders of the Funds should mail such recommendation to the Trust’s Secretary, at the Trust’s address, 2000 PGA Blvd, Suite 4440; Palm Beach Gardens, FL 33408. Such recommendation shall include the following information: (i) a statement in writing setting forth (A) the name, age, date of birth, business address, residence address and nationality of the person or persons to be nominated; (B) the class or series and number of all Shares of the Funds owned of record or beneficially by each such person or persons, as reported to such shareholder by such nominee(s); (C) any other information regarding each such person required by paragraphs (a), (d), (e) and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the 1934 Act; (D) any other information regarding the person or persons to be nominated that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitation of proxies for election of trustees or directors pursuant to Section 14 of the 1934 Act and the rules and regulations promulgated thereunder; and (E) whether such shareholder believes any nominee is or will be an “interested person” of the Funds (as defined in the 1940 Act) and, if not an “interested person,” information regarding each nominee that will be sufficient for the Funds to make such determination; and (ii) the written and signed consent of any person to be nominated to be named as a nominee and to serve as a trustee if elected. In addition, the Trustees may require any proposed nominee to furnish such other information as they may reasonably require or deem necessary to determine the eligibility of such proposed nominee to serve as a Trustee. The Nominating and Governance Committee held 1 meeting during the fiscal period ended February 28, 2026.

The Audit Committee is responsible for overseeing the Funds’ accounting and financial reporting process, the system of internal controls and audit process and for evaluating and appointing independent auditors (subject also to approval of the Board of Trustees). Messrs. Ward, Homsey, and Yu serve on the Audit Committee. The Audit Committee held 5 meetings during the fiscal period ended February 28, 2026.

Risk Oversight

As part of the general oversight of the Funds, the Board of Trustees is involved in the risk oversight of each Fund. The Board of Trustees has adopted and periodically reviews policies and procedures designed to address the Funds’ risks. Oversight of investment and compliance risk is performed primarily at the Board level in conjunction with the Adviser’s investment oversight group and the Trust’s CCO.

Oversight of other risks also occurs at the committee level. The Adviser’s investment oversight group reports to the Board of Trustees at quarterly meetings regarding, among other things, Fund performance and the various drivers of such performance as well as information related to the Adviser and its operations and processes. The Board of Trustees reviews reports on the Funds’ and the service providers’ compliance policies and procedures at each quarterly Board meeting and receives an annual report from the CCO regarding the operations of the Funds’ and the service providers’ compliance programs. In addition, the Independent Trustees meet privately each quarter with the CCO. The Audit Committee reviews with the Adviser the Funds’ major financial risk exposures and the steps the Adviser has taken to monitor and control these exposures, including the Funds’ risk assessment and risk management policies and guidelines. The Audit Committee also, as appropriate, reviews in a general manner the processes other Board committees have in place with respect to risk assessment and risk management. The Nominating and Governance Committee monitors all matters related to the corporate governance of the Trust.

Not all risks that may affect the Funds can be identified nor can controls be developed to eliminate or mitigate their occurrence or effects. It may not be practical or cost effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the Funds or the Adviser or other service providers. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve the Funds’ goals. As a result of the foregoing and other factors, the Funds’ ability to manage risk is subject to substantial limitations.

Board Diversification and Trustee Qualifications

As described above, the Nominating and Governance Committee of the Board of Trustees oversees matters related to the nomination of Trustees. The Nominating and Governance Committee seeks to establish an effective Board with an appropriate range of skills and diversity, including, as appropriate, differences in background, professional experience, education, vocations, and other individual characteristics and traits in the aggregate. Each Trustee must meet certain basic requirements, including relevant skills and experience, time availability and, if qualifying as an Independent Trustee, independence from the Adviser, underwriters or other service providers, including any affiliates of these entities.

Listed below for each current Trustee are the experiences, qualifications and attributes that led to the conclusion, as of the date of this SAI, that each current Trustee should serve as a Trustee in light of the Trust’s business and structure.

Independent Trustees

Stephen Yu. Mr. Yu has been employed at Capital One Financial Corporation since May 2025, following its acquisition of Discover Financial Services, where he had been employed since 2017. He currently serves as a Vice President at Capital One Financial Services and served in the same capacity at Discover Financial Services. Prior to that, he served as a Senior Director where he was the global head of Analytics for the Discover Global Network at Discover Financial Services, with teams dedicated to Marketing Analytics, Pricing and Portfolio Analytics, Fraud and Risk Analytics, Data Solutions and modeling and Data Operations and MIS. From 2018–2022, Mr. Yu was a Director at Discover Financial Services. From 2012–2018 Mr. Yu served as a Senior Manager at Discover Financial Services, where he managed the pricing and portfolio analytics team for the Discover Global Network.

Anthony Ward. Mr. Ward has been employed at Scotiabank since August 2022 as Managing Director. Prior to that, he was employed at Credit Suisse from 2005-2022, serving in various capacities. From 2021-2022, Mr. Ward served as the Managing Director—Head of Counterparty Credit Risk IB, where he was responsible for counterparty credit risk management. From 2019-2021, Mr. Ward served as the Managing Director—Dublin Branch Chief Risk Officer where he was responsible for risk management of the Dublin Branch after receiving regulatory approval to assume the role. From 2015–2019, Mr. Ward served as the Director—Global Markets Equities CRO/US Equities CRO, where he was responsible for market risk management for the global equities and US equities businesses and CRO for CS Capital LLC, Credit Suisse’s Broker Dealer Lite.

Anthony Homsey. Mr. Homsey currently serves as the Vice President – Insurance Partnerships at QuinStreet. In this role he is responsible for managing and growing all insurance client advertiser partnerships within the insurance category. Prior to this role, Mr. Homsey served as Senior Director – Strategic Partnerships at QuinStreet, where he was responsible for managing and growing all 3rd party insurance publisher media partnerships within the insurance category. From 2018-2021, Mr. Homsey was the Assistant Vice President – Digital media at MAPFRE Insurance, where he was responsible for all direct to consumer digital media new business acquisition efforts, and from 2016-2018, Mr. Homsey was the Digital Media Director at Travelers Insurance where he was responsible for all direct to consumer digital new business acquisition efforts for the personal insurance property and casualty division.

Interested Trustee

Justin Young. Mr. Young holds a BA in American Studies from Georgetown University. Mr. Young currently serves as President of the Adviser. From 2017 through 2023, he served as Managing Partner of Invest In Vol LLC (overseeing operations at an investment adviser); from August 2015 to April 2017, he was Vice President of Rex Shares LLC (overseeing product development at an ETF sponsor); from April 2011 to August 2015 he was Head of Capital Markets for Global X Management Co., (overseeing capital markets operations for an ETF sponsor); and from July 2009 to April 2011 he was an Associate of NYSE Euronext (working on a number of listing matters for a national securities exchange).

Trustee Compensation

For the fiscal year ended February 28, 2027, each Independent Trustee will be paid a fixed annual retainer of $140,000. The fixed annual retainer will be allocated equally among each Fund in the Volatility Shares Fund Complex. Trustees are also reimbursed for travel and out-of-pocket expenses incurred in connection with all meetings.

The following table sets forth the estimated compensation to be earned by each Independent Trustee (including reimbursement for travel and out-of-pocket expenses) for services to the Fund and the aggregate compensation paid to them for services to the Volatility Shares Fund Complex, for the fiscal year ended February 28, 2027. The Trust has no retirement or pension plans. The officers and Trustees who are “interested persons” as designated above serve without any compensation from the Trust. The Trust has no employees. Its officers are compensated by Volatility Shares.

Name of Trustee	Estimated Compensation from The Fund(1)	Estimated Total Compensation from the Volatility Shares Fund Complex
Justin Young	None	None
Stephen Yu	$[_]	$140,000
Anthony Ward	$[_]	$140,000
Anthony Homsey	$[_]	$140,000
(1)	This figure reflects that, as of [_], 2026, the Volatility Shares Fund Complex comprises [_] series.

Interested and Independent Trustees Ownership

The following table sets forth the dollar range of equity securities beneficially owned by the Interested and Independent Trustees in the Fund and all funds overseen by the Trustees in the Volatility Shares Fund Complex as of December 31, 2025:

Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in the Volatility Shares Fund Complex
Interested Trustee
Justin Young	$__	____
Independent Trustees
Stephen Yu	$__	____
Anthony Ward	$__	____
Anthony Homsey	$__	____

As of the inception of operations of the Fund on _____, 2026, the Independent Trustees of the Trust and immediate family members did not own beneficially or of record any class of securities of an investment adviser or principal underwriter of the Fund or any person directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Fund.

As of the inception of operations of the Fund on _____, 2026, the officers and Trustees, in the aggregate, owned less than 1% of the shares of the Fund.

Control Persons And Principal Holders Of Securities

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of the Fund. A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of a company or acknowledges the existence of control.

Investment Adviser and Other Service Providers

Investment Adviser

Volatility Shares LLC, 2000 PGA Blvd, Suite 4440, Palm Beach Gardens, FL, 33408, serves as the investment adviser to the Funds. Volatility Shares is a Delaware limited liability company. The Adviser was formed for the purpose of sponsoring volatility-linked exchange-traded funds. Volatility Shares discharges its responsibilities subject to the policies of the Board of Trustees. Volatility Shares provides day-to-day portfolio management services to the Funds and also administers the Trust’s business affairs, provides office facilities and equipment and certain clerical, bookkeeping and administrative services, and permits any of its officers or employees to serve without compensation as Trustees or officers of the Trust if elected to such positions.

Pursuant to the Investment Management Agreement, Volatility Shares implements the investment of each Fund’s assets and is responsible for paying all expenses of the Funds, excluding the fee payments under each Fund’s Investment Management Agreement, interest, taxes, brokerage commissions, acquired fund fees and expenses and other expenses connected with the execution of portfolio transactions, distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses. Each Fund has agreed to pay Volatility Shares an annual management fee equal to [__] of its daily net assets.

Under the Investment Management Agreement, Volatility Shares shall not be liable for any loss sustained by reason of the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon the investigation and research made by any other individual, firm or corporation, if such recommendation shall have been selected with due care and in good faith, except loss resulting from willful misfeasance, bad faith, or gross negligence on the part of Volatility Shares in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties. The Investment Management Agreement is in place for the original initial two year term, and thereafter only if approved annually by the Board of Trustees, including a majority of the Independent Trustees. The Investment Management Agreement terminates automatically upon assignment and is terminable at any time without penalty as to the Fund by the Board of Trustees, including a majority of the Independent Trustees, or by vote of the holders of a majority of the Fund’s outstanding voting securities on 60 days’ written notice to Volatility Shares, or by Volatility Shares on 60 days’ written notice to the Fund.

Portfolio Managers

The portfolio managers are primarily responsible for the day-to-day management of the Funds. There are currently three portfolio managers of each Fund: Charles Lowery, Anand Desai and Dustin Shidaker.

Portfolio Manager Compensation

Messrs. Lowery, Desai and Shidaker are compensated by Volatility Shares LLC and are paid a fixed salary and discretionary bonus based on the business performance of the firm.

Ownership of Fund Securities

As of [____], 2026, none of the portfolio managers beneficially own any shares of the Funds.

Accounts Managed by the Portfolio Managers

In addition to the Fund, the portfolio managers are responsible for the management of certain other accounts, as listed below. The information below is provided as of [___], 2026.

Portfolio Managers	Registered Investment Companies Number of Accounts ($ assets)	Other Pooled Investment Vehicles Number of Accounts ($ assets)	Other Accounts Number of Accounts ($ Assets)
Charles Lowery	__ ($_____)	__ ($_____)	__ ($_____)
Anand Desai	__ ($_____)	__ ($_____)	__ ($_____)
Dustin Shidaker	__ ($_____)	__ ($_____)	__ ($_____)

Conflicts of Interest

The Adviser’s portfolio managers’ management of other accounts may give rise to potential conflicts of interest in connection with their management of the Funds’ investments, on the one hand, and the investments of the other accounts, on the other. The other accounts might have similar investment objectives as the Funds or hold, purchase or sell securities that are eligible to be held, purchased or sold by the Funds. While the portfolio managers’ management of other accounts may give rise to the following potential conflicts of interest, the Adviser does not believe that the conflicts, if any, are material or, to the extent any such conflicts are material, the Adviser believes that it has designed policies and procedures to manage those conflicts in an appropriate way.

Other Fund Service Providers

Administrator and Fund Accountant

The administrator, fund accountant and transfer agent for the Funds is USBGFS, which has its principal office at 615 East Michigan Street, Milwaukee, WI 53202, and is primarily in the business of providing administrative, fund accounting and stock transfer services to retail and institutional mutual funds. USBGFS performs these services pursuant to three separate agreements, a fund administration servicing agreement, a fund accounting servicing agreement and a transfer agent servicing agreement.

Administration Agreement

Pursuant to the Administration Agreement, USBGFS provides all administrative services necessary for the Funds, other than those provided by Volatility Shares, subject to the supervision of the Board of Trustees. USBGFS employees generally will not be officers of the Funds for which they provide services.

The Administration Agreement is terminable by either party on ninety (90) days’ written notice and may be assigned provided the non-assigning party provides prior written consent. The Administration Agreement shall remain in effect for three years from the date of its initial approval, unless amended, and automatically renews for successive one-year terms unless either party provides written notice at least 90 days prior to the end of the then current term that it will not be renewing the Administration Agreement. The Administration Agreement provides that in the absence of the USBGFS’s refusal or willful failure to comply with the Agreement or bad faith, negligence or willful misconduct on the part of USBGFS, USBGFS shall not be liable for any action or failure to act in accordance with its duties thereunder.

Under the Administration Agreement, USBGFS provides all administrative services, including, without limitation: (i) providing services of persons competent to perform such administrative and clerical functions as are necessary to provide effective administration of the Funds; (ii) overseeing the performance of administrative and professional services to the Funds by others, including the Funds’ custodian, as applicable; (iii) preparing, but not paying for, the periodic updating of the Funds’ Registration Statement, Prospectus and Statement of Additional Information in conjunction with Fund counsel, including the printing of such documents for the purpose of filings with the SEC and state securities administrators, preparing the Funds’ tax returns, and preparing reports to the Funds’ shareholders and the SEC; (iv) calculation of yield and total return for the Funds; (v) monitoring and evaluating daily income and expense accruals, and sales and redemptions of Shares of the Funds; (vi) preparing in conjunction with Fund counsel, but not paying for, all filings under the securities or “Blue Sky” laws of such states or countries as are designated by the Distributor, which may be required to register or qualify, or continue the registration or qualification, of the Funds and/or its Shares under such laws; (vii) preparing notices and agendas for meetings of the Funds’ Board and minutes of such meetings in all matters required by the 1940 Act to be acted upon by the Board; and (viii) monitoring periodic compliance with respect to all requirements and restrictions of the 1940 Act, the Internal Revenue Code and the Prospectus.

Fund Accounting Agreement

Pursuant to the Fund Accounting Agreement, USBGFS provides the Funds with all accounting services, including, without limitation: (i) daily computation of NAV; (ii) maintenance of security ledgers and books and records as required by the 1940 Act; (iii) production of the Funds’ listing of portfolio securities and general ledger reports; (iv) reconciliation of accounting records; and (v) maintaining certain books and records described in Rule 31a-1 under the 1940 Act, and reconciling account information and balances among the custodian and Volatility Shares.

Compensation

For the administrative and fund accounting services rendered to the Funds by USBGFS, USBGFS is paid an annual fee based on the average net assets of each fund in the Trust, subject to a minimum annual fee for each Fund. Pursuant to the Funds’ unitary management fee structure, Volatility Shares is responsible for paying for the services provided by USBGFS, and the Funds do not directly pay USBGFS.

Transfer and Dividend Agent

USBGFS acts as the Funds’ transfer and dividend agent. The Adviser pays USBGFS for its services as its transfer and dividend agent out of the Funds’ unitary management fee.

Custodian

U.S. Bank National Association, 1555 North Rivercenter Drive, Suite 302, Milwaukee, WI 53212, serves as custodian for each Fund’s cash and securities. Pursuant to a custodian servicing agreement with the Funds, the Custodian is responsible for maintaining the books and records of each Fund’s portfolio securities and cash. The Custodian does not assist in, and is not responsible for, investment decisions involving assets of the Funds.

Distributor

Foreside Fund Services, LLC, serves as distributor and principal underwriter of the Creation Units of each Fund. Its principal address is Three Canal Plaza, Suite 100, Portland, ME 04101. The Distributor has entered into a Distribution Agreement with the Trust pursuant to which it distributes Fund shares. Shares are continuously offered for sale by the Funds through the Distributor only in Creation Units, as described below under the heading “Creation and Redemption of Creation Units.” Volatility Shares may, from time to time and from its own resources, pay, defray or absorb costs relating to distribution, including payments out of its own resources to the Distributor, or to otherwise promote the sale of shares. The Adviser’s available resources to make these payments include profits from advisory fees received from the Funds. The services Volatility Shares may pay for include, but are not limited to, advertising and attaining access to certain conferences and seminars, as well as being presented with the opportunity to address investors and industry professionals through speeches and written marketing materials. Since the inception of each Fund, there have been no underwriting commissions with respect to the sale of Fund Shares, and the Distributor did not receive compensation on redemptions for any Fund for that period.

Aggregations

Shares of the Funds in less than Creation Units are not distributed by the Distributor. The Distributor will deliver the Prospectus and, upon request, this SAI to Authorized Participants purchasing Creation Units and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under the 1934 Act and a member of FINRA.

Distribution Agreement

The Distribution Agreement provides that it may be terminated at any time, without the payment of any penalty, on at least 60 days’ written notice by the Trust to the Distributor (i) by vote of a majority of the Independent Trustees; or (ii) by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of a Fund. The Distribution Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act). The Distributor may also enter into agreements with DTC Participants, which have international, operational, capabilities and place orders for Creation Units of the Funds’ shares.

Counsel

Chapman and Cutler LLP, 320 South Canal Street, Chicago, Illinois 60606, is counsel to the Funds.

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP, Two Liberty Place, 50 South 16th Street, Suite 2900, Philadelphia, PA 19102, serves as the Funds’ independent registered public accounting firm. The firm audits the Funds’ financial statements and performs other related audit services.

Brokerage Allocations

The Adviser is responsible for decisions to buy and sell securities for the Funds and for the placement of the Funds’ securities business, the negotiation of the commissions to be paid on brokered transactions, the prices for principal trades in securities, and the allocation of portfolio brokerage and principal business. It is the policy of Volatility Shares to seek the best execution at the best security price available with respect to each transaction, and with respect to brokered transactions in light of the overall quality of brokerage and research services provided to Volatility Shares and its clients. The best price to each Fund means the best net price without regard to the mix between purchase or sale price and commission, if any. Purchases may be made from underwriters, dealers, and, on occasion, the issuers. Commissions will be paid on a Fund’s futures transactions, if any. The purchase price of portfolio securities purchased from an underwriter or dealer may include underwriting commissions and dealer spreads. A Fund may pay mark-ups on principal transactions. In selecting broker-dealers and in negotiating commissions, the Adviser considers, among other things, the firm’s reliability, the quality of its execution services on a continuing basis and its financial condition.

Section 28(e) of the 1934 Act permits an investment adviser, under certain circumstances, to cause an account to pay a broker or dealer who supplies brokerage and research services a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction. Brokerage and research services include (i) furnishing advice as to the value of securities, the advisability of investing, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (ii) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (iii) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). Such brokerage and research services are often referred to as “soft dollars.” Volatility Shares has advised the Board of Trustees that it does not currently intend to use soft dollars.

Notwithstanding the foregoing, in selecting brokers, the Adviser may in the future consider investment and market information and other research, such as economic, securities and performance measurement research, provided by such brokers, and the quality and reliability of brokerage services, including execution capability, performance, and financial responsibility. Accordingly, the commissions charged by any such broker may be greater than the amount another firm might charge if the Adviser determines in good faith that the amount of such commissions is reasonable in relation to the value of the research information and brokerage services provided by such broker to the Adviser or the Trust. In addition, the Adviser must determine that the research information received in this manner provides the Funds with benefits by supplementing the research otherwise available to the Funds. The Investment Management Agreements provide that such higher commissions will not be paid by the Funds unless the Adviser determines in good faith that the amount is reasonable in relation to the services provided. The investment advisory fees paid by the Funds to Volatility Shares under the Investment Management Agreements would not be reduced as a result of receipt by Volatility Shares of research services.

The Adviser places portfolio transactions for other advisory accounts advised by it, and research services furnished by firms through which a Fund effects securities transactions may be used by the Adviser in servicing all of its accounts; not all of such services may be used by the Adviser in connection with such Fund. The Adviser believes it is not possible to measure separately the benefits from research services to each of the accounts (including the Fund) advised by it. Because the volume and nature of the trading activities of the accounts are not uniform, the amount of commissions in excess of those charged by another broker paid by each account for brokerage and research services will vary. However, the Adviser believes such costs to the applicable Fund will not be disproportionate to the benefits received by such Fund on a continuing basis. The Adviser seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by a Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to such Fund. In making such allocations between a Fund and other advisory accounts, the main factors considered by the Adviser are the respective investment objectives, the relative size of portfolio holding of the same or comparable securities, the availability of cash for investment and the size of investment commitments generally held.

Additional Information

The following information supplements and should be read in conjunction with the Prospectus.

Securities Depository for Fund Shares

Shares of each Fund are represented by securities registered in the name of DTC or its nominee, Cede & Co., and deposited with, or on behalf of, DTC.

DTC was created to hold securities of DTC Participants and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities, certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the NYSE and FINRA. Access to the DTC system is also available to Indirect Participants.

Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase and sale of Shares.

Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to a letter agreement between DTC and the Trust, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the Shares of each Fund held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding Shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participants a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Distributions of a Fund’s shares shall be made to DTC or its nominee, as the registered holder of all Fund Shares. DTC or its nominee, upon receipt of any such distributions, shall immediately credit DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in shares of such Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may decide to discontinue providing its service with respect to shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action to find a replacement for DTC to perform its functions at a comparable cost.

Policy Regarding Disclosure of Portfolio Holdings

The Trust has adopted a policy regarding the disclosure of information about each Fund’s portfolio holdings. The Board of Trustees must approve all material amendments to this policy. Each Fund’s portfolio holdings are publicly disseminated each day the Fund is open for business through financial reporting and news services, including publicly accessible Internet websites. In addition, a basket composition file, which includes the security names and share quantities to deliver in exchange for Fund Shares, together with estimates and actual cash components, is publicly disseminated each day the Exchange is open for trading via the NSCC. The basket represents one Creation Unit of a Fund. Each Fund’s portfolio holdings are also available on such Fund’s website at http://www.volatilityshares.com. The Trust, Volatility Shares, and the Distributor will not disseminate non-public information concerning the Trust.

Quarterly Portfolio Schedule

The Trust is required to disclose on a quarterly basis the complete schedule of each Fund’s monthly portfolio holdings with the SEC on Form N-PORT. Form N-PORT for the Trust is available on the SEC’s website at https://www.sec.gov. The Funds’ Form N-PORT may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Trust’s Forms N-PORT are available without charge, upon request, by calling (866) 261-0273 or by writing to Volatility Shares Trust, 2000 PGA Blvd, Suite 4440, Palm Beach Gardens, Florida 33408.

Codes of Ethics

In order to mitigate the possibility that a Fund will be adversely affected by personal trading, the Trust, Volatility Shares, and the Distributor have adopted Codes of Ethics under Rule 17j-1 of the 1940 Act. These Codes of Ethics contain policies restricting securities trading in personal accounts of access persons, Trustees and others who normally come into possession of information on portfolio transactions. Personnel subject to the Codes of Ethics may invest in securities that may be purchased or held by a Fund; however, the Codes of Ethics require that each transaction in such securities be reviewed by the Compliance Department. These Codes of Ethics are on public file with, and are available from, the SEC.

Proxy Voting Policies and Procedures

The Board of Trustees has adopted proxy voting policies and procedures (“Proxy Policies”) wherein the Trust has delegated to the Adviser the responsibility for voting proxies relating to portfolio securities held by the Funds as part of its investment advisory services, subject to the supervision and oversight of the Board of Trustees. Notwithstanding this delegation of responsibilities, however, each Fund retains the right to vote proxies relating to its portfolio securities. The fundamental purpose of the Proxy Policies is to ensure that each vote will be in a manner that reflects the best interest of each Fund and its shareholders, taking into account the value of such Fund’s investments.

To the extent that a Fund invests in a voting security and a vote has been solicited, the actual voting records relating to portfolio securities during the most recent 12-month period ended June 30 will be available without charge, upon request, by calling toll-free, (866) 261-0273 or by accessing the SEC’s website at www.sec.gov.

Each Fund typically invests in non-voting securities and as such, the Adviser does not have any policies or procedures concerning proxy voting.

Creation And Redemption Of Creation Units

General

ETFs, such as the Funds, generally issue and redeem their shares in primary market transactions through a creation and redemption mechanism and do not sell or redeem individual shares. Instead, authorized participants can purchase and redeem ETF shares directly with the ETF in Creation Units. Prior to start of trading on every business day, an ETF publishes through NSCC the “basket” of securities, cash or other assets that it will accept in exchange for a Creation Unit of the ETF’s shares. An authorized participant that wishes to effectuate a creation of an ETF’s shares deposits with the ETF the “basket” of securities, cash or other assets identified by the ETF that day and then receives the Creation Unit of the ETF’s shares in return for those assets. After purchasing a Creation Unit, the authorized participant may continue to hold the ETF’s shares or sell them in the secondary market. The redemption process is the reverse of the purchase process: the authorized participant redeems a Creation Unit of ETF shares for a basket of securities, cash or other assets. The combination of the creation and redemption process with secondary market trading in ETF shares and underlying securities provides arbitrage opportunities that are designed to help keep the market price of ETF shares at or close to the NAV per share of the ETF.

A “Business Day” is generally any day on which the NYSE, the Exchange and the Trust are open for business. As of the date of this SAI, the NYSE observes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Business Day on which an order to purchase or redeem Creation Units is received in proper form is referred to as the “Transmittal Date.”

Authorized Participants

An Authorized Participant has a written agreement with a Fund or one of its service providers that allows the Authorized Participant to place orders for the purchase or redemption of Creation Unit, called a Participant Agreement. Orders to purchase Creation Units must be delivered through an Authorized Participant that has executed a Participant Agreement and must comply with the applicable provisions of such Participant Agreement. Investors wishing to purchase or sell shares generally do so on an exchange. Institutional investors other than Authorized Participants are responsible for making arrangements for a redemption request to be made through an Authorized Participant.

Each Fund expects that purchases and redemptions of creation units will be effected primarily with cash, rather than through in-kind delivery of portfolio securities. This may cause a Fund to incur certain costs, which could include brokerage costs or taxable gains or losses that such Fund might not have incurred if it had made redemptions in-kind. These costs could be imposed on a Fund, and thus decrease such Fund’s net asset value, to the extent that the costs are not offset by a transaction fee payable by an authorized participant.

Basket Composition

Rule 6c-11(c)(3) of the 1940 Act requires an ETF relying on the exemptions offered by Rule 6c-11 to adopt and implement written policies and procedures governing the construction of baskets and the process that the ETF will use for the acceptance of baskets. In general, in connection with the construction and acceptance of baskets, the Adviser may consider various factors, including, but not limited to: (1) whether the securities, cash, assets and other positions comprising a basket are consistent with the ETF’s investment objective(s), policies and disclosure; (2) whether the securities, cash, assets and other positions can legally and readily be acquired, transferred and held by the ETF and/or Authorized Participant(s), as applicable; (3) whether to utilize cash, either in lieu of securities or other instruments or as a cash balancing amount; and (4) in the case of an ETF that tracks an index, whether the securities, assets and other positions aid index tracking.

Each Fund expects that the baskets used for the purchase and sale of Creation Units will be comprised entirely of cash. However, during limited times when the underlying market for Futures Contracts has been suspended or halted, the Funds may require that the purchase and sale of Creation Units be effected using an Exchange For Related Position (EFRP) process.

An Exchange for Related Position (EFRP) transaction allows investors to convert between futures contracts and either ETF shares or baskets of the underlying assets, without exposure to intraday market execution. In an EFRP transaction, the Authorized Participant and a Fund will exchange equivalent but offsetting positions in Futures Contracts and Fund Shares.

Basket Dissemination

Basket files are published for consumption through the NSCC, a subsidiary of Depository Trust & Clearing Corporation, and can be utilized for pricing, creations, redemptions, rebalancing and custom scenarios. In most instances, baskets are calculated and supplied by the ETF’s custodial bank or by the Funds’ investment advisers and disseminated by the ETF’s custodial bank through the NSCC process.

Placement of Creation or Redemption Orders

All orders to purchase or redeem Creation Units are to be governed according to the applicable Participant Agreement that each Authorized Participant has executed. In general, all orders to purchase or redeem Creation Units must be received by the transfer agent in the proper form required by the Participant Agreement no later than Closing Time in order for the purchase or redemption of Creation Units to be effected based on the NAV of shares of a Fund as next determined on such date after receipt of the order in proper form. However, at its discretion, a Fund may require an Authorized Participant to submit orders to purchase or redeem Creation Units earlier in the day (such as instances where an applicable market for a security comprising a creation or redemption basket closes earlier than usual). The cut-off time may be earlier if, for example, the Exchange or other exchange material to the valuation or operation of a Fund closes before the cut-off time. If a creation order is received after the Closing Time, the creation order will be the next Business Day. If a redemption order is received after the Closing Time, the redemption order date will be the next day. By placing a redemption order, an Authorized Participant agrees to deliver the Creation Units to be redeemed through DTC’s book-entry system to a Fund not later than noon (Eastern Time), on the first Business Day immediately following that redemption order date (T+1). The Adviser and the Authorized Participant may agree to extend the deadline for a Fund to receive Creation Units required for settlement in certain circumstances.

Delivery of Redemption Proceeds

Deliveries of securities to Authorized Participants in connection with redemption orders are generally expected to be made within two Business Days.

Creation Transaction Fees

Authorized Participants will be required to pay to the Funds’ Custodian, as set forth in the Authorized Participant Agreement, a fixed transaction fee (the “Fixed Transaction Fee”) to offset the transfer and other costs associated with the bundling and unbundling of securities and other assets that form Purchase Baskets and Redemption Baskets. Authorized Participants also will be required to pay the Trust a variable transaction fee (the “Variable Transaction Fee”) for purchases of Creation Units effected outside the CNS Clearing Process or effected any part in cash, to offset the Trust’s brokerage and other transaction costs associated with using cash to purchase or sell, as applicable, Fund securities and other assets. On days when Futures Contracts are halted due to price limits or for any other reason, the applicable Fund will attempt to transact in the Futures Contracts at the next available opportunity, which may result in the delay in the determination of the final variable transaction fee and may result in higher than normal variable transaction fees.

The Advisor may waive the fixed Transaction Fee or Variable Transaction Fee. When determining whether to waive the Fixed Transaction Fee or Variable Transaction Fee, the Advisor considers a number of factors including, but not limited to, whether waiving the Fixed Transaction Fee or Variable Transaction Fee will: facilitate the initial launch of a Fund; reduce the cost of portfolio rebalancing; improve the quality of the secondary trading market for a Fund’s Shares and not result in a Fund bearing additional costs or expenses as a result of the waiver.

Suspension of Creations

The SEC has stated its position that an ETF generally may suspend the issuance of Creation Units only for a limited time and only due to extraordinary circumstances, such as when the markets on which the ETF’s portfolio holdings are traded are closed for a limited period of time. The SEC has also stated that an ETF could not set transaction fees so high as to effectively suspend the issuance of Creation Units. Circumstances in which a Fund may suspend creations include, but are not limited to: (i) the order is not in proper form; (ii) the purchaser or group of related purchasers, upon obtaining the Creation Units of Fund shares ordered, would own 80% or more of the currently outstanding shares of a Fund; (iii) the required consideration is not delivered; (iv) the acceptance of the Fund Deposit would, in the opinion of a Fund, be unlawful; or (v) there exist circumstances outside the control of a Fund that make it impossible to process purchases of Creation Units for all practical purposes. Examples of such circumstances include: acts of God or public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; price limits in Futures Contracts or other market conditions or activities that cause trading halts or suspensions; systems failures involving computer or other information systems affecting a Fund, Volatility Shares, the Distributor, DTC, NSCC, the transfer agent, the custodian, any sub-custodian or any other participant in the purchase process; and similar extraordinary events. The Distributor shall notify a prospective creator of a Creation Unit and/or the Authorized Participant acting on behalf of the creator of a Creation Unit of its rejection of the order of such person. The Trust, the Transfer Agent, the Custodian, any sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall either of them incur any liability for the failure to give any such notification. The Trust, the Transfer Agent, the Custodian and the Distributor shall not be liable for the rejection of any purchase order for Creation Units. In addition, the Funds generally may suspend the issuance of Creation Units only for a limited time and only due to extraordinary circumstances, such as when the markets on which the ETF’s portfolio holdings are traded are closed for a limited period of time; that is to say, when a Fund is unable to increase its exposure to underlying assets.

Suspension of Redemptions

An ETF may suspend the redemption of Creation Units only in accordance with Section 22(e) of the 1940 Act. Section 22(e) stipulates that no registered investment company shall suspend the right of redemption, or postpone the date of payment or satisfaction upon redemption of any redeemable security in accordance with its terms for more than seven days after the tender of such security to the company or its agent designated for that purpose for redemption, except (1) for any period (A) during which the NYSE is closed other than customary week-end and holiday closings or (B) during which trading on the NYSE is restricted; (2) for any period during which an emergency exists as a result of which (A) disposal by the investment company of assets owned by it is not reasonably practicable or (B) it is not reasonably practicable for such company fairly to determine the value of its net assets; or (3) for such other periods as the SEC may by order permit for the protection of security holders of the investment company.

Exceptions to Use of Creation Units

Under Rule 6c-11 of the 1940 Act, ETFs are permitted to sell or redeem individual shares on the day of consummation of a reorganization, merger, conversion, or liquidation. In these limited circumstances, an ETF may need to issue or redeem individual shares and may need to transact without utilizing Authorized Participants.

U.S. Federal Tax Matters

This section summarizes some of the main U.S. federal income tax consequences of owning Shares of a Fund. This section is current as of the date of this SAI. Tax laws and interpretations change frequently, and this summary does not describe all of the tax consequences to all taxpayers of acquiring, owning and disposing of Shares. For example, this summary generally does not describe your situation if you are a corporation, a non-U.S. person, a broker-dealer, or other investor with special circumstances. In addition, this section does not describe your state, local or foreign tax consequences.

This U.S. federal income tax summary is based in part on the advice of counsel to the Funds. The IRS could disagree with any conclusions set forth in this summary. In addition, counsel to the Funds was not asked to review, and has not reached a conclusion with respect to the U.S. federal income tax treatment of the assets to be deposited in any Fund. This may not be sufficient for prospective investors to use for the purpose of avoiding penalties under U.S. federal tax law.

As with any investment, prospective investors should seek advice based on their individual circumstances from their own tax advisor.

Each Fund intends to continue to qualify annually and to elect to be treated as a regulated investment company under the Code.

To qualify for the favorable U.S. federal income tax treatment generally accorded to regulated investment companies, each Fund must, among other things, (i) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies or other income derived with respect to its business of investing in such stock, securities or currencies, or net income derived from interests in certain publicly traded partnerships; (ii) diversify its holdings so that, at the end of each quarter of the taxable year, (a) at least 50% of the market value of the Fund’s assets is represented by cash and cash items (including receivables), U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer generally limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund’s total assets is invested in the securities (other than U.S. government securities or the securities of other regulated investment companies) of any one issuer, or two or more issuers which the Fund controls which are engaged in the same, similar or related trades or businesses, or the securities of one or more of certain publicly traded partnerships; and (iii) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gains in excess of net long-term capital losses) and at least 90% of its net tax-exempt interest income each taxable year. There are certain exceptions for failure to qualify if the failure is for reasonable cause or is de minimis, and certain corrective action is taken and certain tax payments are made by the applicable Fund.

As a regulated investment company, each Fund generally will not be subject to U.S. federal income tax on its investment company taxable income (as that term is defined in the Code, but without regard to the deduction for dividends paid) and net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes to shareholders. Each Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gain. If a Fund retains any net capital gain or investment company taxable income, it will generally be subject to federal income tax at regular corporate rates on the amount retained. In addition, amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax unless, generally, the applicable Fund distributes during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of the calendar year, and (3) any ordinary income and capital gains for previous years that were not distributed during those years. In order to prevent application of the excise tax, each Fund intends to make its distributions in accordance with the calendar year distribution requirement. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by a Fund in October, November or December with a record date in such a month and paid by such Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

Income from commodities is generally not qualifying income for RICs. Each Fund intends to treat any income it may derive from Futures Contracts received by its Subsidiary as “qualifying income” under the provisions of the Code applicable to RICs. The IRS has issued numerous PLRs provided to third parties not associated with any Funds or any affiliate of a Fund (which only those third parties may rely on as precedent) concluding that similar arrangements resulted in qualifying income. Many of such PLRs have now been revoked by the IRS. In March of 2019, the IRS published Regulations that concluded that income from a corporation similar to the Subsidiaries would be qualifying income, if the income is related to the Funds’ business of investing in stocks or securities. Although the Regulations do not require distributions from any Subsidiary, each Fund intends to cause its Subsidiary to make distributions that would allow such Fund to make timely distributions to its shareholders. Each Fund generally will be required to include in its own taxable income the income of its Subsidiary for a tax year, regardless of whether such Fund receives a distribution of its Subsidiary’s income in that tax year, and this income would nevertheless be subject to the distribution requirement for qualification as a regulated investment company and would be taken into account for purposes of the 4% excise tax. Each Fund has undertaken to not hold more than 25% of their assets in its Subsidiary at the end of any quarter. If a Fund fails to limit itself to the 25% ceiling and fails to correct the issue within 30 days after the end of the quarter, such Fund may fail the RIC diversification tests described above.

Subject to certain reasonable cause and de minimis exceptions, if a Fund fails to qualify as a regulated investment company or failed to satisfy the 90% distribution requirement in any taxable year, such Fund would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and all distributions out of earnings and profits would be taxed to shareholders as ordinary income.

Distributions

Dividends paid out of a Fund’s investment company taxable income are generally taxable to a shareholder as ordinary income to the extent of such Fund’s earnings and profits, whether paid in cash or reinvested in additional shares. However, certain ordinary income distributions received from a Fund may be taxed at capital gains tax rates. In particular, ordinary income dividends received by an individual shareholder from a regulated investment company such as a Fund are generally taxed at the same rates that apply to net capital gain, provided that certain holding period requirements are satisfied and provided the dividends are attributable to qualifying dividends received by the Fund itself.

Each Fund will provide notice to its shareholders of the amount of any distributions that may be taken into account as a dividend, which is eligible for the capital gains tax rates. No Fund can make any guarantees as to the amount of any distribution, which will be regarded as a qualifying dividend.

Income from a Fund may also be subject to a 3.8% “Medicare tax.” This tax generally applies to net investment income if the taxpayer’s adjusted gross income exceeds certain threshold amounts, which are $250,000 in the case of married couples filing joint returns and $200,000 in the case of single individuals.

A corporation that owns Shares of a Fund generally will not be entitled to the dividends received deduction with respect to many dividends received from such Fund because the dividends received deduction is generally not available for distributions from regulated investment companies. However, certain ordinary income dividends on Shares of a Fund that are attributable to qualifying dividends received by such Fund from certain domestic corporations may be reported by such Fund as being eligible for the dividends received deduction.

Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, properly reported as capital gain dividends are taxable to a shareholder as long-term capital gains, regardless of how long the shareholder has held Shares of the relevant Fund. An election may be available to you to defer recognition of the gain attributable to a capital gain dividend if you make certain qualifying investments within a limited time. You should talk to your tax advisor about the availability of this deferral election and its requirements.

Shareholders receiving distributions in the form of additional Shares of a Fund, rather than cash, generally will have a tax basis in each such Share equal to the value of a Share of such Fund on the reinvestment date. A distribution of an amount in excess of a Fund’s current and accumulated earnings and profits will be treated by a shareholder as a return of capital which is applied against and reduces the shareholder’s basis in his or her Shares of such Fund. To the extent that the amount of any such distribution exceeds the shareholder’s basis in his or her Shares, the excess will be treated by the shareholder as gain from a sale or exchange of such Shares.

Shareholders will be notified annually as to the U.S. federal income tax status of distributions, and shareholders receiving distributions in the form of additional Shares will receive a report as to the value of those Shares.

Sale or Exchange of Fund Shares

Upon the sale or other disposition of Shares of a Fund, which a shareholder holds as a capital asset, such a shareholder may realize a capital gain or loss, which will be long-term or short-term, depending upon the shareholder’s holding period for the Shares. Generally, a shareholder’s gain or loss will be a long-term gain or loss if the Shares have been held for more than one year.

Any loss realized on a sale or exchange will be disallowed to the extent that the Shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after disposition of shares or to the extent that the shareholder, during such period, acquires or enters into an option or contract to acquire, substantially identical stock or securities. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of Fund Shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of long-term capital gain received by the shareholder with respect to such Shares.

Taxes on Purchase and Redemption of Creation Units

If a shareholder exchanges securities for Creation Units, the shareholder will generally recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the shareholder’s aggregate basis in the securities surrendered and the Cash Component paid. If a shareholder exchanges Creation Units for securities, then the shareholder will generally recognize a gain or loss equal to the difference between the shareholder’s basis in the Creation Units and the aggregate market value of the securities received and the Cash Redemption Amount. The IRS, however, may assert that a loss realized upon an exchange of securities for Creation Units or Creation Units for securities cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position.

Nature of Fund Investments

Certain of investment practices of the Funds are subject to special and complex federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions; (ii) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income; (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited); (iv) cause a Fund to recognize income or gain without a corresponding receipt of cash; (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur; and (vi) adversely alter the characterization of certain complex financial transactions.

Futures Contracts and Options

Each Fund’s transactions in futures contracts and options will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by such Fund (i.e., may affect whether gains or losses are ordinary or capital, or short-term or long-term), may accelerate recognition of income to such Fund and may defer Fund losses. These rules could, therefore, affect the character, amount and timing of distributions to shareholders. These provisions also (a) may require a Fund to mark-to-market certain types of positions in its portfolio (i.e., treat them as if they were closed out), and (b) may cause a Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement for qualifying to be taxed as a regulated investment company and the distribution requirements for avoiding excise taxes.

Investments in Certain Non-U.S. Corporations

If a Fund holds an equity interest in any “passive foreign investment companies” (“PFICs”), which are generally certain non-U.S. corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties or capital gains) or that hold at least 50% of their assets in investments producing such passive income, such Fund could be subject to U.S. federal income tax and additional interest charges on gains and certain distributions with respect to those equity interests, even if all the income or gain is timely distributed to its shareholders. A Fund will not be able to pass through to its shareholders any credit or deduction for such taxes. A Fund may be able to make an election that could ameliorate these adverse tax consequences. In this case, such Fund would recognize as ordinary income any increase in the value of such PFIC shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under this election, a Fund might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the distribution requirement and would be taken into account for purposes of the 4% excise tax (described above). Dividends paid by PFICs are not treated as qualified dividend income.

Backup Withholding

A Fund may be required to withhold U.S. federal income tax from all taxable distributions and sale proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or fail to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. This withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability.

Non-U.S. Shareholders

U.S. taxation of a shareholder of a Fund who, as to the United States, is a non-resident alien individual, a non-U.S. trust or estate, a non-U.S. corporation or non-U.S. partnership (“non-U.S. shareholder”) depends on whether the income of such Fund is “effectively connected” with a U.S. trade or business carried on by the shareholder.

In addition to the rules described in this section concerning the potential imposition of withholding on distributions to non-U.S. persons, distributions to non-U.S. persons that are “financial institutions” may be subject to a withholding tax of 30% unless an agreement is in place between the financial institution and the U.S. Treasury to collect and disclose information about accounts, equity investments, or debt interests in the financial institution held by one or more U.S. persons or the institution is resident in a jurisdiction that has entered into such an agreement with the U.S. Treasury. For these purposes, a “financial institution” means any entity that (i) accepts deposits in the ordinary course of a banking or similar business; (ii) holds financial assets for the account of others as a substantial portion of its business; or (iii) is engaged (or holds itself out as being engaged) primarily in the business of investing, reinvesting or trading in securities, partnership interests, commodities or any interest (including a futures contract or option) in such securities, partnership interests or commodities. This withholding tax is also currently scheduled to apply to the gross proceeds from the disposition of securities that produce U.S. source interest or dividends. However, proposed regulations may eliminate the requirement to withhold on payments of gross proceeds from dispositions.

Distributions to non-financial non-U.S. entities (other than publicly traded non-U.S. entities, entities owned by residents of U.S. possessions, non-U.S. governments, international organizations, or non-U.S. central banks), will also be subject to a withholding tax of 30% if the entity does not certify that the entity does not have any substantial U.S. owners or provide the name, address and TIN of each substantial U.S. owner. This withholding tax is also currently scheduled to apply to the gross proceeds from the disposition of securities that produce U.S. source interest or dividends. However, proposed regulations may eliminate the requirement to withhold on payments of gross proceeds from dispositions.

Income Not Effectively Connected

If the income from a Fund is not “effectively connected” with a U.S. trade or business carried on by the non-U.S. shareholder, distributions of investment company taxable income will generally be subject to a U.S. tax of 30% (or lower treaty rate), which tax is generally withheld from such distributions.

Distributions of capital gain dividends and any amounts retained by a Fund which are properly reported by such Fund as undistributed capital gains will not be subject to U.S. tax at the rate of 30% (or lower treaty rate) unless the non-U.S. shareholder is a non-resident alien individual and is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements. However, this 30% tax on capital gains of non-resident alien individuals who are physically present in the United States for more than the 182 day period only applies in exceptional cases because any individual present in the United States for more than 182 days during the taxable year is generally treated as a resident for U.S. income tax purposes; in that case, he or she would be subject to U.S. income tax on his or her worldwide income at the graduated rates applicable to U.S. citizens, rather than the 30% U.S. tax. In the case of a non-U.S. shareholder who is a non-resident alien individual, a Fund may be required to withhold U.S. income tax from distributions of net capital gain unless the non-U.S. shareholder certifies his or her non-U.S. status under penalties of perjury or otherwise establishes an exemption. If a non-U.S. shareholder is a non-resident alien individual, any gain such shareholder realizes upon the sale or exchange of such shareholder’s Shares of a Fund in the United States will ordinarily be exempt from U.S. tax unless the gain is U.S. source income, and such shareholder is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements.

Distributions from a Fund that are properly reported by such Fund as an interest-related dividend attributable to certain interest income received by the Fund or as a short-term capital gain dividend attributable to certain net short-term capital gain income received by the Fund may not be subject to U.S. federal income taxes, including withholding taxes when received by certain non-U.S. investors, provided that such Fund makes certain elections and certain other conditions are met.

In addition, capital gain distributions attributable to gains from U.S. real property interests (including certain U.S. real property holding corporations) will generally be subject to United States withholding tax and will give rise to an obligation on the part of the non-U.S. shareholder to file a United States tax return.

Income Effectively Connected

If the income from a Fund is “effectively connected” with a U.S. trade or business carried on by a non-U.S. shareholder, then distributions of investment company taxable income and capital gain dividends, any amounts retained by such Fund which are properly reported by the Fund as undistributed capital gains and any gains realized upon the sale or exchange of Shares of the Fund will be subject to U.S. income tax at the graduated rates applicable to U.S. citizens, residents and domestic corporations. Non-U.S. corporate shareholders may also be subject to the branch profits tax imposed by the Code. The tax consequences to a non-U.S. shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Non-U.S. shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in a Fund.

Capital Loss Carryforward

Net capital gains of each Fund that are available for distribution to shareholders will be computed by taking into account any applicable capital loss carryforward.

Other Taxation

Fund shareholders may be subject to state, local and foreign taxes as well as other federal taxes on their Fund distributions. Shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in a Fund.

Determination of Net Asset Value

The following information supplements and should be read in conjunction with the section in each Fund’s Prospectus entitled “Net Asset Value.”

The per Share NAV of each Fund is determined by dividing the total value of the securities and other assets, less liabilities, by the total number of shares outstanding. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third party pricing services. Under normal circumstances, daily calculation of the net asset value will utilize the last closing price of each security held by a Fund at the close of the market on which such security is principally listed. In determining NAV, portfolio securities for such Fund for which accurate market quotations are readily available will be valued by the Fund accounting agent as follows:

(1)       Common stocks and other equity securities listed on any national or foreign exchange other than NASDAQ and AIM will be valued at the last sale price on the business day as of which such value is being determined. Securities listed on NASDAQ or AIM are valued at the official closing price on the business day as of which such value is being determined. If there has been no sale on such day, or no official closing price in the case of securities traded on NASDAQ and AIM, the securities are valued at the midpoint between the most recent bid and ask prices on such day. Portfolio securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities.

(2)       Securities traded in the OTC market are valued at the midpoint between the bid and asked price, if available, and otherwise at their closing bid prices.

In addition, the following types of securities will be valued as follows:

(1)       Fixed income securities with a remaining maturity of 60 days or more will be valued by the fund accounting agent using a pricing service. When price quotes are not available, fair value is based on prices of comparable securities. Fixed income securities maturing within 60 days are valued by the Fund accounting agent on an amortized cost basis.

(2)       The value of a swap contract is equal to the obligation (or rights) under the swap contract, which will generally be equal to the net amounts to be paid or received under the contract based upon the relative values of the positions held by each party to the contract as determined by the applicable independent, third party pricing agent.

(3)       Futures are valued at the settlement price established by the board of trade on which they are traded. On certain days, the settlement price for futures may not be available at the time the Fund calculates its NAV. On such days, the best available price (which is typically the last trade price) may be used to value futures.

Securities issued by a Subsidiary of any Fund will be valued at such Subsidiary’s net asset value, which will be determined using the same pricing policies and procedures applicable to the Funds.

The value of any portfolio security held by a Fund for which market quotations are not readily available will be determined by Volatility Shares in a manner that most fairly reflects fair market value of the security on the valuation date, based on a consideration of all available information.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Board of Trustees or its delegate at fair value. These securities generally include but are not limited to, restricted securities (securities which may not be publicly sold without registration under the 1933 Act) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of Fund net asset value (as may be the case in foreign markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, does not reflect the security’s “fair value.” As a general principle, the current “fair value” of an issue of securities would appear to be the amount, that the owner might reasonably expect to receive for them upon their current sale. A variety of factors may be considered in determining the fair value of such securities. Rule 2a-5 under the 1940 Act addresses a board’s valuation policies and the role of the board with respect to the fair value of a fund’s investments. It further provides requirements for determining fair value in good faith under the 1940 Act. The securities held by the Funds are valued in accordance with the policies and procedures established by Volatility Shares as the “Valuation Designee” of each Fund pursuant to Rule 2a-5 and approved by, and subject to the oversight of, the Board (the “Valuation Procedures”). If market quotations are not readily available or are not reliable, the securities or other assets of the Funds will be valued at their fair value as determined in good faith by the Valuation Designee in accordance with the Valuation Procedures.

Valuing a Fund’s investments using fair value pricing will result in using prices for those investments that may differ from current market valuations. Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate a Fund’s NAV and the prices used in secondary market transactions.

Because foreign markets may be open on different days than the days during which a shareholder may purchase shares of the Funds, the value of a Fund’s investments may change on the days when shareholders are not able to purchase the shares of such Fund.

Each Fund may suspend the right of redemption for such Fund only under the following unusual circumstances: (i) when the NYSE is closed (other than weekends and holidays) or trading is restricted; (ii) when trading in the markets normally utilized is restricted, or when an emergency exists as determined by the SEC so that disposal of a Fund’s investments or determination of its net assets is not reasonably practicable; or (iii) during any period when the SEC may permit.

Dividends and Distributions

The following information supplements and should be read in conjunction with the section in each Fund’s Prospectus entitled “Dividends, Distributions and Taxes.”

General Policies

Dividends from net investment income of each Fund other than ZVOL, if any, are declared and paid at least annually. Distributions of net realized securities gains from each Fund other than ZVOL, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis. ZVOL intends to declare and pay a monthly dividend, which may consist of net investment income, net realized short-term capital gains, and return of capital. ZVOL’s distributions of long-term capital gains, if any, are declared and paid annually.

The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve the status of a Fund as a regulated investment company or to avoid imposition of income or excise taxes on undistributed income.

Dividends and other distributions of a Fund’s shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Fund.

Dividend Reinvestment Service

No reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of the Funds for reinvestment of their dividend distributions. Beneficial Owners should contact their brokers in order to determine the availability and costs of the service and the details of participation therein. Brokers may require Beneficial Owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of a Fund purchased in the secondary market.

Performance Information

To obtain the Fund’s most current performance information, please call (866) 261 0273 or visit the Fund’s website at www.volatilityshares.com. From time to time, the Fund’s performance information, such as yield or total return, may be quoted in advertisements or in communications to present or prospective shareholders. Performance quotations represent the Fund’s past performance and should not be considered as representative of future results. The Fund will calculate its performance in accordance with the requirements of the rules and regulations under the 1940 Act, as they may be revised from time to time.

Financial Statements

The Fund has not yet commenced a full fiscal year of operations; therefore, financial information is not available at this time.

Volatility Shares Trust

Part C – Other Information

Item 28.	Exhibits

Exhibit No. Description

(a)

(1) Agreement and Declaration of Trust of the Registrant. (1)

(2) Certificate of Trust of Registrant, as filed with the State of Delaware on August 16, 2021. (1)

(b)	By-Laws of the Registrant. (1)

(c)	Not applicable

(d)

(1) Investment Management Agreement between the Registrant and Volatility Shares LLC. (1)

(2) Amended Schedule A to the Investment Management Agreement between the Registrant and Volatility Shares LLC (2)

(3) Investment Management Agreement between Volatility Shares LLC and Anaheim Ducks ETF Cayman Ltd. (2)

(4) Investment Management Agreement between Volatility Shares LLC and Boston Bruins ETF Cayman Ltd. (2)

(5) Investment Management Agreement between Volatility Shares LLC and Buffalo Sabres ETF Cayman Ltd. (2)

(6) Investment Management Agreement between Volatility Shares LLC and Calgary Flames ETF Cayman Ltd. (2)

(7) Investment Management Agreement between Volatility Shares LLC and Carolina Hurricanes ETF Cayman Ltd. (2)

(8) Investment Management Agreement between Volatility Shares LLC and Chicago Blackhawks ETF Cayman Ltd. (2)

(9) Investment Management Agreement between Volatility Shares LLC and Colorado Avalanche ETF Cayman Ltd. (2)

(10) Investment Management Agreement between Volatility Shares LLC and Columbus Blue Jackets ETF Cayman Ltd. (2)

(11) Investment Management Agreement between Volatility Shares LLC and Dallas Stars ETF Cayman Ltd. (2)

(12) Investment Management Agreement between Volatility Shares LLC and Detroit Red Wings ETF Cayman Ltd. (2)

(13) Investment Management Agreement between Volatility Shares LLC and Edmonton Oilers ETF Cayman Ltd. (2)

(14) Investment Management Agreement between Volatility Shares LLC and Florida Panthers ETF Cayman Ltd. (2)

(15) Investment Management Agreement between Volatility Shares LLC and Los Angeles Kings ETF Cayman Ltd. (2)

(16) Investment Management Agreement between Volatility Shares LLC and Minnesota Wild ETF Cayman Ltd. (2)

(17) Investment Management Agreement between Volatility Shares LLC and Montreal Canadiens ETF Cayman Ltd. (2)

(18) Investment Management Agreement between Volatility Shares LLC and Nashville Predators ETF Cayman Ltd. (2)

(19) Investment Management Agreement between Volatility Shares LLC and New Jersey Devils ETF Cayman Ltd. (2)

(20) Investment Management Agreement between Volatility Shares LLC and New York Islanders ETF Cayman Ltd. (2)

(21) Investment Management Agreement between Volatility Shares LLC and New York Rangers ETF Cayman Ltd. (2)

(22) Investment Management Agreement between Volatility Shares LLC and Ottawa Senators ETF Cayman Ltd. (2)

(23) Investment Management Agreement between Volatility Shares LLC and Philadelphia Flyers ETF Cayman Ltd. (2)

(24) Investment Management Agreement between Volatility Shares LLC and Pittsburgh Penguins ETF Cayman Ltd. (2)

(25) Investment Management Agreement between Volatility Shares LLC and San Jose Sharks ETF Cayman Ltd. (2)

(26) Investment Management Agreement between Volatility Shares LLC and Seattle Kraken ETF Cayman Ltd. (2)

(27) Investment Management Agreement between Volatility Shares LLC and St. Louis Blues ETF Cayman Ltd. (2)

(28) Investment Management Agreement between Volatility Shares LLC and Tampa Bay Lightning ETF Cayman Ltd. (2)

(29) Investment Management Agreement between Volatility Shares LLC and Toronto Maple Leafs ETF Cayman Ltd. (2)

(30) Investment Management Agreement between Volatility Shares LLC and Utah Mammoth ETF Cayman Ltd. (2)

(31) Investment Management Agreement between Volatility Shares LLC and Vancouver Canucks ETF Cayman Ltd. (2)

(32) Investment Management Agreement between Volatility Shares LLC and Vegas Golden Knights ETF Cayman Ltd. (2)

(33) Investment Management Agreement between Volatility Shares LLC and Washington Capitals ETF Cayman Ltd. (2)

(34) Investment Management Agreement between Volatility Shares LLC and Winnipeg Jets ETF Cayman Ltd. (2)

(e)

(1) Distribution Agreement between the Registrant and Foreside Fund Services, LLC. (1)

(2) Amended Exhibit A to the Distribution Agreement between the Registrant and Foreside Fund Services, LLC. (2)

(f)	Not Applicable.

(g)

(1) Custody Agreement between the Registrant and U.S. Bank National Association. (1)

(2) Amended Exhibit A to the Custody Agreement between the Registrant and U.S. Bank National Association. (2)

(h)

(1) Fund Accounting Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC. (1)

(2) Amended Exhibit A to the Fund Accounting Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC. (2)

(3) Fund Administration Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC. (1)

(4) Amended Exhibit A to the Fund Administration Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC. (2)

(5) Transfer Agent Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC. (1)

(6) Amended Exhibit A to the Transfer Agent Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC. (2)

(7) Form of Authorized Participant Agreement. (1)

(i)	(1) Opinion of Legal Counsel with respect to Anaheim Ducks ETF (2)

(2) Opinion of Legal Counsel with respect to Boston Bruins ETF (2)

(3) Opinion of Legal Counsel with respect to Buffalo Sabres ETF (2)

(4) Opinion of Legal Counsel with respect to Calgary Flames ETF (2)

(5) Opinion of Legal Counsel with respect to Carolina Hurricanes ETF (2)

(6) Opinion of Legal Counsel with respect to Chicago Blackhawks ETF (2)

(7) Opinion of Legal Counsel with respect to Colorado Avalanche ETF (2)

(8) Opinion of Legal Counsel with respect to Columbus Blue Jackets ETF (2)

(9) Opinion of Legal Counsel with respect to Dallas Stars ETF (2)

(10) Opinion of Legal Counsel with respect to Detroit Red Wings ETF (2)

(11) Opinion of Legal Counsel with respect to Edmonton Oilers ETF (2)

(12) Opinion of Legal Counsel with respect to Florida Panthers ETF (2)

(13) Opinion of Legal Counsel with respect to Los Angeles Kings ETF (2)

(14) Opinion of Legal Counsel with respect to Minnesota Wild ETF (2)

(15) Opinion of Legal Counsel with respect to Montreal Canadiens ETF (2)

(16) Opinion of Legal Counsel with respect to Nashville Predators ETF (2)

(17) Opinion of Legal Counsel with respect to New Jersey Devils ETF (2)

(18) Opinion of Legal Counsel with respect to New York Islanders ETF (2)

(19) Opinion of Legal Counsel with respect to New York Rangers ETF (2)

(20) Opinion of Legal Counsel with respect to Ottawa Senators ETF (2)

(21) Opinion of Legal Counsel with respect to Philadelphia Flyers ETF (2)

(22) Opinion of Legal Counsel with respect to Pittsburgh Penguins ETF (2)

(23) Opinion of Legal Counsel with respect to San Jose Sharks ETF (2)

(24) Opinion of Legal Counsel with respect to Seattle Kraken ETF (2)

(25) Opinion of Legal Counsel with respect to St. Louis Blues ETF (2)

(26) Opinion of Legal Counsel with respect to Tampa Bay Lightning ETF (2)

(27) Opinion of Legal Counsel with respect to Toronto Maple Leafs ETF (2)

(28) Opinion of Legal Counsel with respect to Utah Mammoth ETF (2)

(29) Opinion of Legal Counsel with respect to Vancouver Canucks ETF (2)

(30) Opinion of Legal Counsel with respect to Vegas Golden Knights ETF (2)

(31) Opinion of Legal Counsel with respect to Washington Capitals ETF (2)

(32) Opinion of Legal Counsel with respect to Winnipeg Jets ETF (2)

(j)	Not Applicable.

(k)	Not Applicable.

(l)	Not Applicable.

(m)	Not Applicable.

(n)	Not Applicable.

(o)	Not Applicable.

(p)

(1) Code of Ethics of Registrant. (1)

(2) Code of Ethics of Volatility Shares LLC. (1)

(3) Code of Ethics for Foreside Fund Services, LLC not applicable per Rule 17j-1(c)(3).

(q)	Powers of Attorney. (1)

(1)	Incorporated by reference to the Registrant’s Pre-Effective Amendment No. 2 filed on Form N-1A (File No. 333-263619) filed on December 5, 2022.

(2)	To be filed by post-effective amendment.

Item 29.	Persons Controlled By or Under Common Control with Registrant

Not Applicable.

Item 30.	Indemnification

Under the terms of the Delaware Statutory Trust Act (“DSTA”) and the Registrant’s Agreement and Declaration of Trust (“Declaration of Trust”), no officer or trustee of the Registrant shall have any liability to the Registrant, its shareholders, or any other party for damages, except to the extent such limitation of liability is precluded by Delaware law, the Declaration of Trust or the By-Laws of the Registrant.

Subject to the standards and restrictions set forth in the Declaration of Trust, DSTA, Section 3817, permits a statutory trust to indemnify and hold harmless any trustee, beneficial owner or other person from and against any and all claims and demands whatsoever. DSTA, Section 3803 protects trustees, officers, managers and other employees, when acting in such capacity, from liability to any person other than the Registrant or beneficial owner for any act, omission or obligation of the Registrant or any trustee thereof, except as otherwise provided in the Declaration of Trust.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31.	Business and Other Connections of the Investment Adviser

Certain information pertaining to the business and other connections of Volatility Shares LLC (“Volatility Shares”), the investment adviser to the Funds, is hereby incorporated by reference from the Prospectus and Statement of Additional Information contained herein. The information required by this Item with respect to any director, officer or partner of Volatility Shares is incorporated by reference to the Form ADV filed by Volatility Shares with the Securities and Exchange Commission pursuant to the Investment Advisers Act of 1940, as amended (File No. 801-126322).

Item 32.	Principal Underwriter

(a)	Foreside Fund Services, LLC (the “Distributor”) serves as principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:

1.	AB Active ETFs, Inc.
2.	ABS Long/Short Strategies Fund
3.	ActivePassive Core Bond ETF, Series of Trust for Professional Managers
4.	ActivePassive Intermediate Municipal Bond ETF, Series of Trust for Professional Managers
5.	ActivePassive International Equity ETF, Series of Trust for Professional Managers
6.	ActivePassive U.S. Equity ETF, Series of Trust for Professional Managers
7.	AdvisorShares Trust
8.	AFA Private Credit Fund
9.	AGF Investments Trust
10.	AIM ETF Products Trust
11.	Alexis Practical Tactical ETF, Series of Listed Funds Trust
12.	AlphaCentric Prime Meridian Income Fund
13.	Alternative Strategies Income Fund
14.	American Century ETF Trust
15.	AMG ETF Trust
16.	Amplify ETF Trust
17.	Applied Finance Dividend Fund, Series of World Funds Trust
18.	Applied Finance Explorer Fund, Series of World Funds Trust
19.	Applied Finance Select Fund, Series of World Funds Trust
20.	Ardian Access LLC
21.	ARK ETF Trust
22.	ARK Venture Fund
23.	Bitwise Funds Trust
24.	BondBloxx ETF Trust
25.	Bramshill Multi-Strategy Income Fund, Series of Investment Managers Series Trust
26.	Bridgeway Funds, Inc.
27.	Brinker Capital Destinations Trust
28.	Brookfield Real Assets Income Fund Inc.
29.	Build Funds Trust

30.	Calamos Convertible and High Income Fund
31.	Calamos Convertible Opportunities and Income Fund
32.	Calamos Dynamic Convertible and Income Fund
33.	Calamos Global Dynamic Income Fund
34.	Calamos Global Total Return Fund
35.	Calamos Strategic Total Return Fund
36.	Carlyle Tactical Private Credit Fund
37.	Cascade Private Capital Fund
38.	Catalyst/Perini Strategic Income Fund
39.	CBRE Global Real Estate Income Fund
40.	Cliffwater Corporate Lending Fund
41.	Cliffwater Enhanced Lending Fund
42.	Coatue Innovative Strategies Fund
43.	Cohen & Steers ETF Trust
44.	Convergence Long/Short Equity ETF, Series of Trust for Professional Managers
45.	CrossingBridge Ultra-Short Duration ETF, Series of Trust for Professional Managers
46.	Curasset Capital Management Core Bond Fund, Series of World Funds Trust
47.	Curasset Capital Management Limited Term Income Fund, Series of World Funds Trust
48.	CYBER HORNET S&P 500® and Bitcoin 75/25 Strategy ETF, Series of CYBER HORNET Trust
49.	Davis Fundamental ETF Trust
50.	Defiance BMNR Option Income ETF, Series of ETF Series Solutions
51.	Defiance Connective Technologies ETF, Series of ETF Series Solutions
52.	Defiance Drone and Modern Warfare ETF, Series of ETF Series Solutions
53.	Defiance Quantum ETF, Series of ETF Series Solutions
54.	Defiance Retail Kings ETF, Series of ETF Series Solutions
55.	Denali Structured Return Strategy Fund
56.	Dodge & Cox Funds
57.	DoubleLine ETF Trust
58.	DoubleLine Income Solutions Fund
59.	DoubleLine Opportunistic Credit Fund
60.	DoubleLine Yield Opportunities Fund
61.	DriveWealth ETF Trust
62.	EIP Investment Trust
63.	Ellington Income Opportunities Fund
64.	ETF Opportunities Trust
65.	Exchange Listed Funds Trust
66.	Exchange Place Advisors Trust
67.	FIS Trust
68.	FlexShares Trust
69.	Fortuna Hedged Bitcoin ETF, Series of Listed Funds Trust
70.	Forum Funds
71.	Forum Funds II
72.	Forum Real Estate Income Fund
73.	GMO ETF Trust
74.	GoldenTree Opportunistic Credit Fund
75.	Gramercy Emerging Markets Debt Fund, Series of Investment Managers Series Trust
76.	Grayscale Funds Trust
77.	Guinness Atkinson Funds
78.	Harbor ETF Trust
79.	Harris Oakmark ETF Trust
80.	Hawaiian Tax-Free Trust
81.	Horizon Kinetics Blockchain Development ETF, Series of Listed Funds Trust
82.	Horizon Kinetics Energy and Remediation ETF, Series of Listed Funds Trust
83.	Horizon Kinetics Inflation Beneficiaries ETF, Series of Listed Funds Trust
84.	Horizon Kinetics Japan Owner Operator ETF, Series of Listed Funds Trust
85.	Horizon Kinetics Medical ETF, Series of Listed Funds Trust
86.	Horizon Kinetics SPAC Active ETF, Series of Listed Funds Trust
87.	Horizon Kinetics Texas ETF, Series of Listed Funds Trust
88.	Innovator ETFs Trust
89.	Ironwood Institutional Multi-Strategy Fund LLC
90.	Ironwood Multi-Strategy Fund LLC
91.	Jensen Quality Growth ETF, Series of Trust for Professional Managers

92.	John Hancock Exchange-Traded Fund Trust
93.	Kurv ETF Trust
94.	Lazard Active ETF Trust
95.	LDR High Income Realty Fund, Series of World Funds Trust
96.	Lone Peak Value Fund, Series of World Funds Trust
97.	Mairs & Power Balanced Fund, Series of Trust for Professional Managers
98.	Mairs & Power Fund, Series of Trust for Professional Managers
99.	Mairs & Power Minnesota Municipal Bond ETF, Series of Trust for Professional Managers
100.	Mairs & Power Small Cap Fund, Series of Trust for Professional Managers
101.	Manor Investment Funds
102.	Milliman Funds Trust
103.	MoA Funds Corporation
104.	Moerus Worldwide Fund, Series of Northern Lights Fund Trust IV
105.	Morgan Stanley ETF Trust
106.	Morgan Stanley Pathway Large Cap Equity ETF, Series of Morgan Stanley Pathway Funds
107.	Morgan Stanley Pathway Small-Mid Cap Equity ETF, Series of Morgan Stanley Pathway Funds
108.	Morningstar Funds Trust
109.	NEOS ETF Trust
110.	Niagara Income Opportunities Fund
111.	NXG Cushing® Midstream Energy Fund
112.	NXG NextGen Infrastructure Income Fund
113.	OTG Latin American Fund, Series of World Funds Trust
114.	Overlay Shares Core Bond ETF, Series of Listed Funds Trust
115.	Overlay Shares Foreign Equity ETF, Series of Listed Funds Trust
116.	Overlay Shares Hedged Large Cap Equity ETF, Series of Listed Funds Trust
117.	Overlay Shares Large Cap Equity ETF, Series of Listed Funds Trust
118.	Overlay Shares Municipal Bond ETF, Series of Listed Funds Trust
119.	Overlay Shares Short Term Bond ETF, Series of Listed Funds Trust
120.	Overlay Shares Small Cap Equity ETF, Series of Listed Funds Trust
121.	Palmer Square Funds Trust
122.	Palmer Square Opportunistic Income Fund
123.	Partners Group Private Income Opportunities, LLC
124.	Perkins Discovery Fund, Series of World Funds Trust
125.	Philotimo Focused Growth and Income Fund, Series of World Funds Trust
126.	Plan Investment Fund, Inc.
127.	Point Bridge America First ETF, Series of ETF Series Solutions
128.	Precidian ETFs Trust
129.	Rareview 2x Bull Cryptocurrency & Precious Metals ETF, Series of Collaborative Investment Series Trust
130.	Rareview Dynamic Fixed Income ETF, Series of Collaborative Investment Series Trust
131.	Rareview Systematic Equity ETF, Series of Collaborative Investment Series Trust
132.	Rareview Tax Advantaged Income ETF, Series of Collaborative Investment Series Trust
133.	Rareview Total Return Bond ETF, Series of Collaborative Investment Series Trust
134.	Renaissance Capital Greenwich Funds
135.	REX ETF Trust
136.	Reynolds Funds, Inc.
137.	RMB Investors Trust
138.	Robinson Opportunistic Income Fund, Series of Investment Managers Series Trust
139.	Robinson Tax Advantaged Income Fund, Series of Investment Managers Series Trust
140.	Roundhill Ball Metaverse ETF, Series of Listed Funds Trust
141.	Roundhill Cannabis ETF, Series of Listed Funds Trust
142.	Roundhill ETF Trust
143.	Roundhill Magnificent Seven ETF, Series of Listed Funds Trust
144.	Roundhill Sports Betting & iGaming ETF, Series of Listed Funds Trust
145.	Roundhill Video Games ETF, Series of Listed Funds Trust
146.	Rule One Fund, Series of World Funds Trust
147.	Russell Investments Exchange Traded Funds
148.	Securian AM Real Asset Income Fund, Series of Investment Managers Series Trust
149.	Six Circles Trust
150.	Sound Shore Fund, Inc.
151.	SP Funds Trust
152.	Sparrow Funds
153.	Spear Alpha ETF, Series of Listed Funds Trust

154.	STF Tactical Growth & Income ETF, Series of Listed Funds Trust
155.	STF Tactical Growth ETF, Series of Listed Funds Trust
156.	Strategic Trust
157.	Strategy Shares
158.	Swan Hedged Equity US Large Cap ETF, Series of Listed Funds Trust
159.	Tekla World Healthcare Fund
160.	Tema ETF Trust
161.	The 2023 ETF Series Trust
162.	The Community Development Fund
163.	The Cook & Bynum Fund, Series of World Funds Trust
164.	The Private Shares Fund
165.	The SPAC and New Issue ETF, Series of Collaborative Investment Series Trust
166.	Third Avenue Trust
167.	Third Avenue Variable Series Trust
168.	Tidal Trust I
169.	Tidal Trust II
170.	Tidal Trust III
171.	Tidal Trust IV
172.	TIFF Investment Program
173.	Timothy Plan Free Cash Flow ETF, Series of The Timothy Plan
174.	Timothy Plan Free Cash Flow Growth ETF, Series of The Timothy Plan
175.	Timothy Plan High Dividend Stock ETF, Series of The Timothy Plan
176.	Timothy Plan Fixed Income ETF, Series of The Timothy Plan
177.	Timothy Plan International ETF, Series of The Timothy Plan
178.	Timothy Plan US Large/Mid Cap Core ETF, Series of The Timothy Plan
179.	Timothy Plan US Small Cap Core ETF, Series of The Timothy Plan
180.	Total Fund Solution
181.	Touchstone ETF Trust
182.	Trailmark Series Trust
183.	T-Rex 2X Inverse Bitcoin Daily Target ETF, Series of World Funds Trust
184.	T-Rex 2X Long Bitcoin Daily Target ETF, Series of World Funds Trust
185.	T-Rex 2x Long Ether Daily Target ETF
186.	U.S. Global Investors Funds
187.	Union Street Partners Value Fund, Series of World Funds Trust
188.	Vest Bitcoin Strategy Managed Volatility Fund, Series of World Funds Trust
189.	Vest S&P 500® Dividend Aristocrats Target Income Fund, Series of World Funds Trust
190.	Vest US Large Cap 10% Buffer Strategies Fund, Series of World Funds Trust
191.	Vest US Large Cap 20% Buffer Strategies Fund, Series of World Funds Trust
192.	Virtus Stone Harbor Emerging Markets Income Fund
193.	Volatility Shares Trust
194.	WEBs ETF Trust
195.	Wedbush Series Trust
196.	Wellington Global Multi-Strategy Fund
197.	Wilshire Mutual Funds, Inc.
198.	Wilshire Variable Insurance Trust
199.	WisdomTree Trust

(b) The following are the Officers and Manager of the Distributor, the Registrant’s underwriter. The Distributor’s main business address is Three Canal Plaza, Suite 100, Portland, Maine 04101.

Name	Address	Position with Underwriter	Position with Registrant
Teresa Cowan	190 Middle Street, Suite 301, Portland, ME 04101	President/Manager	None
Chris Lanza	190 Middle Street, Suite 301, Portland, ME 04101	Vice President	None
Kate Macchia	190 Middle Street, Suite 301, Portland, ME 04101	Vice President	None
Alicia Strout	190 Middle Street, Suite 301, Portland, ME 04101	Vice President and Chief Compliance Officer	None
Gabriel E. Edelman	190 Middle Street, Suite 301, Portland, ME 04101	Secretary	None
Susan L. LaFond	190 Middle Street, Suite 301, Portland, ME 04101	Treasurer	None
Weston Sommers	190 Middle Street, Suite 301, Portland, ME 04101	Financial and Operations Principal and Chief Financial Officer	None

(c) Not Applicable.

Item 33.	Location of Accounts and Records

Volatility Shares LLC, 2000 PGA Blvd, Suite 4440, Palm Beach Gardens, FL, 33408, maintains the Registrant’s organizational documents, minutes of meetings, contracts of the Registrant and all advisory material of the investment adviser.

Item 34.	Management Services

Not Applicable.

Item 35.	Undertakings

Not Applicable.

Signatures

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned, duly authorized in the City of Palm Beach Gardens, and State of Florida on the 14th day of August, 2026.

Volatility Shares Trust

By:	/s/ Justin Young
Justin Young
Trustee, President and Chief Executive Officer (Principal Executive Officer)

Pursuant to the requirements of the Securities Act of 1933, this amendment to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Justin Young	Chief Executive Officer,	August 14, 2026
Justin Young	President and Trustee

/s/ Chang Kim	Chief Compliance Officer, Treasurer (Principal Financial Officer and	August 14, 2026
Chang Kim	Principal Accounting Officer) and AML Compliance Officer

Stephen Yu*	) Trustee )
	)	By:	/s/ Justin Young
Anthony Ward*	) Trustee )	Justin Young Attorney-In-Fact
	)	August 14, 2026

Anthony Homsey*	) Trustee )
)

*	An original power of attorney authorizing Justin Young to execute this Registration Statement, and amendments thereto, for each of the trustees of the Registrant on whose behalf this Registration Statement is filed, were previously executed, filed as an exhibit and are incorporated by reference herein.